Filed pursuant to Rule 497
File No. 333-226410

FS INVESTMENT CORPORATION

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Stockholders,

You are cordially invited to attend an Annual Meeting of Stockholders of FS Investment Corporation, or “FSIC,” to be held on December 3, 2018 at 2:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 (together with any adjournments or postponements thereof, the “FSIC Annual Meeting”).

The Notice of Annual Meeting of Stockholders and joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the FSIC Annual Meeting. At the FSIC Annual Meeting, you will be asked to consider and vote upon:

(i)

a proposal to approve the issuance of shares of FSIC common stock, $0.001 par value per share, or “FSIC Common Stock,” to be issued pursuant to the Agreement and Plan of Merger dated as of July 22, 2018, or the “Merger Agreement,” by and among FSIC, Corporate Capital Trust, Inc., or “CCT,” IC Acquisition, Inc., a wholly owned subsidiary of FSIC, or “Merger Sub,” and FS/KKR Advisor, LLC, or the “Advisor” (such proposal is referred to herein as the “Merger Stock Issuance Proposal”);

(ii)

a proposal to elect or approve the appointment of the following individuals, in each case subject to the conditions set forth in the joint proxy statement/prospectus accompanying this letter: (a) Todd Builione as a Class B director, who has been nominated for election for a three-year term expiring at the 2021 annual meeting of the stockholders, (b) Richard Goldstein and Brian R. Ford as Class B directors, each of whom has been conditionally appointed by the FSIC board of directors to fill a vacancy and serve for a three-year term expiring at the 2021 annual meeting of the stockholders, (c) Barbara Adams, Jerel A. Hopkins and Frederick Arnold as Class C directors, each of whom has been conditionally appointed by the FSIC board of directors to fill a vacancy and serve for the remainder of a term expiring at the 2019 annual meeting of the stockholders, and (d) James H. Kropp as a Class A director, who has been conditionally appointed by the FSIC board of directors to fill a vacancy and serve for the remainder of a three-year term expiring at the 2020 annual meeting of the stockholders (such proposal is referred to herein as the “FSIC Director Election Proposal”);

(iii)

a proposal to allow FSIC in future offerings to sell its shares below net asset value, or NAV, per share in order to provide flexibility for future sales (such proposal is referred to herein as the “Share Issuance Proposal”); and

(iv)

a proposal to amend the Investment Advisory Agreement, dated April 9, 2018, by and between FSIC and the Advisor (the “Investment Advisory Agreement”) to (a) exclude cash and cash equivalents from the gross assets on which the annual base management fee is calculated, (b) revise the calculation under the Investment Advisory Agreement of the cap on the subordinated incentive fee on income to take into account the historic per share pre-incentive fee return of both FSIC and CCT, together with the historic per share incentive fees paid by both FSIC and CCT, and (c) revise the calculation of incentive fees on capital gains to include historical net realized losses and unrealized depreciation of both FSIC and CCT.

FSIC and CCT are proposing a combination of both companies by a merger and related transactions, or the “Merger,” pursuant to the Merger Agreement in which Merger Sub would merge with and into CCT with CCT continuing as the surviving company. Immediately following the Merger, in a subsequent combination, the surviving company would merge with and into FSIC with FSIC continuing as the surviving company.

Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of CCT common stock, $0.001 par value per share, or “CCT Common Stock,” issued and outstanding immediately prior to the effective time of the Merger will have the right to receive, for each share of CCT Common Stock, that number of shares of FSIC Common Stock with a NAV equal to the NAV of a share of CCT Common Stock, in each case calculated as of the same date within two (2) business days prior to the closing of the Merger, or the “Merger Consideration.” Holders of CCT Common Stock will receive cash in lieu of fractional shares.

The market value of the Merger Consideration will fluctuate with changes in the market price of FSIC Common Stock. We urge you to obtain current market quotations of FSIC Common Stock. FSIC Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol “FSIC.” The following table shows the closing sale prices of FSIC Common Stock and CCT Common Stock, as reported on the NYSE on December 8, 2017, the last trading day before the public announcement of the joint venture between FS Investments and KKR Credit Advisors (US) LLC, and on July 20, 2018, the last trading day before the public announcement of the Merger.

	FSIC Common Stock	CCT Common Stock
Closing Sales Price at December 8, 2017	$7.80	$18.98
Closing Sales Price at July 20, 2018	$7.90	$16.73

Your vote is extremely important. At the FSIC Annual Meeting, you will be asked to vote on the Merger Stock Issuance Proposal, the FSIC Director Election Proposal, the Share Issuance Proposal and the Advisory Agreement Amendment Proposal. The approval of each of the Merger Stock Issuance Proposal and the FSIC Director Election Proposal require the affirmative vote of at least a majority of the votes cast by holders of FSIC Common Stock at a meeting at which a quorum is present. The approval of the Share Issuance Proposal requires the affirmative vote of the stockholders of FSIC holding (1) a majority of the outstanding shares of FSIC Common Stock and (2) a majority of outstanding shares of FSIC Common Stock that are not held by affiliated persons of FSIC. The approval of the Advisory Agreement Amendment Proposal requires the approval of a majority of the outstanding shares of FSIC Common Stock. Under the Investment Company Act of 1940, as amended, or the 1940 Act, a majority of the outstanding shares FSIC Common Stock may be the lesser of: (1) 67% of the FSIC Common Stock at the FSIC Annual Meeting if the holders of more than 50% of the outstanding shares of FSIC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of FSIC Common Stock.

Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank or other institution or nominee holding its shares of FSIC Common Stock on its behalf) will have no effect on the outcome of the Merger Stock Issuance Proposal or the FSIC Director Election Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal and the Advisory Agreement Amendment Proposal.

After careful consideration, the board of directors of FSIC unanimously recommends that FSIC stockholders vote “FOR” each of the Merger Stock Issuance Proposal, the FSIC Director Election Proposal, the Share Issuance Proposal and the Advisory Agreement Amendment Proposal.

It is important that your shares of FSIC Common Stock be represented at the FSIC Annual Meeting. If you are unable to attend the FSIC Annual Meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card. If you do not vote, it may result in FSIC not having a sufficient quorum of one-third of outstanding FSIC Common Stock represented in person or by proxy at the FSIC Annual Meeting and a meeting cannot be held unless a quorum is present.

This joint proxy statement/prospectus concisely describes the FSIC Annual Meeting, the Merger, the documents related to the Merger (including the Merger Agreement) and other related matters that FSIC stockholders ought to know before voting on the Merger Stock Issuance Proposal, the FSIC Director Election Proposal, the Share Issuance Proposal and the Advisory Agreement Amendment Proposal and

should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 24, for a discussion of the risks relating to the Merger. You also can obtain information about FSIC and CCT from documents that each has filed with the U.S. Securities and Exchange Commission. See “Where You Can Find More Information” for instructions on how to obtain such information.

Sincerely,

Michael C. Forman

Chairman and Chief Executive Officer of FS Investment Corporation

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of FSIC Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated September 26, 2018 and it is first being mailed or otherwise delivered to FSIC stockholders on or about October 3, 2018.

FS Investment Corporation 201 Rouse Boulevard Philadelphia, PA 19112 (215) 495-1150	Corporate Capital Trust, Inc. 201 Rouse Boulevard Philadelphia, PA 19112 (215) 495-1150

FS INVESTMENT CORPORATION

201 Rouse Boulevard

Philadelphia, PA 19112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 3, 2018

To the Stockholders of FS Investment Corporation:

NOTICE IS HEREBY GIVEN THAT an annual meeting of stockholders of FS Investment Corporation, or “FSIC,” will be held at 201 Rouse Boulevard, Philadelphia, PA 19112 on December 3, 2018, at 2:00 p.m., Eastern Time (together with any adjournments or postponements thereof, the “FSIC Annual Meeting”), for the following purpose:

1.

To consider and vote upon a proposal to approve the issuance of shares of FSIC common stock, $0.001 par value per share, or “FSIC Common Stock,” to be issued pursuant to the Agreement and Plan of Merger dated as of July 22, 2018, or the “Merger Agreement,” by and among FSIC, Corporate Capital Trust, Inc. and IC Acquisition, Inc., a wholly owned subsidiary of FSIC (such proposal is referred to herein as the “Merger Stock Issuance Proposal”);

2.

To consider and vote upon a proposal to elect or approve the appointment of the following individuals, in each case subject to the conditions set forth in the joint proxy statement/prospectus accompanying this notice: (a) Todd Builione as a Class B director, who has been nominated for election for a three-year term expiring at the 2021 annual meeting of the stockholders, (b) Richard Goldstein and Brian R. Ford as Class B directors, each of whom has been conditionally appointed by the FSIC board of directors to fill a vacancy and serve for a three-year term expiring at the 2021 annual meeting of the stockholders, (c) Barbara Adams, Jerel A. Hopkins and Frederick Arnold as Class C directors, each of whom has been conditionally appointed by the FSIC board of directors to fill a vacancy and serve for the remainder of a term expiring at the 2019 annual meeting of the stockholders, and (d) James H. Kropp as a Class A director, who has been conditionally appointed by the FSIC board of directors to fill a vacancy and serve for the remainder of a three-year term expiring at the 2020 annual meeting of the stockholders (such proposal is referred to herein as the “FSIC Director Election Proposal”);

3.

To consider and vote upon a proposal to allow FSIC in future offerings to sell its shares below NAV per share in order to provide flexibility for future sales (such proposal is referred to herein as the “Share Issuance Proposal”); and

4.

To consider and vote upon a proposal to amend the Investment Advisory Agreement to (a) exclude cash and cash equivalents from the gross assets on which the annual base management fee is calculated, (b) revise the calculation under the Investment Advisory Agreement of the cap on the subordinated incentive fee on income to take into account the historic per share pre-incentive fee return of both FSIC and CCT, together with the historic per share incentive fees paid by both FSIC and CCT, and (c) revise the calculation of incentive fees on capital gains to include historical net realized losses and unrealized depreciation of both FSIC and CCT (such proposal is referred to herein as the “Advisory Agreement Amendment Proposal”).

The FSIC board of directors has unanimously approved each of (i) the Merger Agreement and related transactions (the “Merger”), (ii) the issuance of shares of FSIC Common Stock pursuant to the Merger Agreement, (iii) the Share Issuance Proposal and (iv) the Advisory Agreement Proposal and unanimously recommends that FSIC stockholders vote “FOR” each of the Merger Stock Issuance Proposal, the FSIC Director Election Proposal, the Share Issuance Proposal and the Advisory Agreement Amendment Proposal.

It is important that your shares of FSIC Common Stock be represented at the FSIC Annual Meeting. If you are unable to attend the FSIC Annual Meeting in person, please complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card.

The Merger and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus is a copy of the Merger Agreement as Annex A.

The Advisory Agreement Amendment Proposal is described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus is a copy of the Proposed Advisory Agreement as Annex B.

The board of directors of FSIC has fixed the close of business on September 14, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the FSIC Annual Meeting.

Important notice regarding the availability of proxy materials for the FSIC Annual Meeting. FSIC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

If you plan on attending the FSIC Annual Meeting and voting your shares of FSIC Common Stock in person, you will need to bring photo identification in order to be admitted to the FSIC Annual Meeting. To obtain directions to the FSIC Annual Meeting, please call FSIC at (877) 628-8575.

By Order of the Board of Directors,

Stephen S. Sypherd

General Counsel and Secretary

September 26, 2018

FSIC stockholders are requested to promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the board of directors of FSIC. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the FSIC Annual Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the FSIC Annual Meeting and voting in person.

CORPORATE CAPITAL TRUST, INC.

201 Rouse Boulevard

Philadelphia, PA 19112

September 26, 2018

Dear Fellow Stockholders:

We invite you to attend the 2018 Annual Meeting of Stockholders (together with any adjournments or postponements thereof, the “CCT Annual Meeting”) of Corporate Capital Trust, Inc., or “CCT,” which will be held at Corporate Capital Trust, Inc., 201 Rouse Boulevard, Philadelphia, PA 19112 on December 3, 2018 at 3:00 p.m., Eastern Time.

The Notice of Annual Meeting of Stockholders and joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the CCT Annual Meeting. At the CCT Annual Meeting, you will be asked to consider and vote upon:

(i)

a proposal to adopt the Agreement and Plan of Merger dated as of July 22, 2018, or the “Merger Agreement,” by and among FS Investment Corporation, or “FSIC,” CCT, IC Acquisition, Inc., a wholly owned subsidiary of FSIC, or “Merger Sub,” and FS/KKR Advisor, LLC, or the “Advisor” (such proposal is referred to herein as the “Merger Proposal”);

(ii)

a proposal to re-elect Laurie Simon Hodrick as a director for a term expiring upon the earlier of (A) the completion of the Merger (as defined below) and (B) the 2021 annual meeting of stockholders and until her successor is duly elected and qualified (such proposal is referred to herein as the “CCT Class I Director Election Proposal”); and

(iii)

a proposal to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as CCT’s independent registered public accounting firm for 2018 (such proposal is referred to herein as the “CCT Auditor Proposal”).

The Merger Agreement provides for a combination of CCT and FSIC via a merger and related transactions (the “Merger”). Pursuant to the Merger Agreement, Merger Sub would merge with and into CCT, with each share of Merger Sub being converted into one share of CCT common stock, $0.001 par value per share (“CCT Common Stock”). CCT would then merge with and into FSIC, with FSIC surviving the Merger. Each share of CCT Common Stock (except for shares held by FSIC) would then be converted into the right to receive that number of shares of FSIC common stock, par value $0.01 (“FSIC Common Stock”), with a NAV equal to the NAV of a share of CCT Common Stock, in each case calculated as of the same date within two (2) business days prior to the closing of the Merger (the “Merger Consideration”).

The value of the Merger Consideration will fluctuate with changes in the market price of FSIC Common Stock. We urge you to obtain current market quotations of FSIC Common Stock. FSIC Common Stock trades on the NYSE under the ticker symbol “FSIC.” The following table shows the closing sale prices of FSIC Common Stock and CCT Common Stock, as reported on the NYSE on December 8, 2017, the last trading day before the public announcement of the joint venture between FS Investments and KKR Credit Advisors (US) LLC, and on July 20, 2018, the last trading day before the public announcement of the Merger.

	FSIC Common Stock	CCT Common Stock
Closing Sales Price at December 8, 2017	$7.80	$18.98
Closing Sales Price at July 20, 2018	$7.90	$16.73

The holders of at least one-third of CCT’s outstanding shares, par value $0.001 per share, must be present at the CCT Annual Meeting in order for the proposals to be voted upon. The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of CCT Common Stock entitled to vote at the CCT Annual Meeting. The approval of the CCT Class I Director Election Proposal requires the affirmative vote of a majority of the total votes cast for and against the director nominee at the CCT Annual Meeting. The approval of the CCT Auditor Proposal requires the affirmative vote of a majority of the votes cast at the CCT Annual Meeting, provided that a quorum is present.

Abstentions and broker non-votes will have no effect on the outcome of the CCT Class I Director Election Proposal or the CCT Auditor Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Merger Proposal.

Your vote is very important. Your immediate response will help avoid potential delays.

CCT’s board of directors unanimously recommends that CCT stockholders vote FOR each of (i) the Merger Proposal, (ii) the CCT Class I Director Election Proposal and (iii) the CCT Auditor Proposal. No other business is expected to be presented at the CCT Annual Meeting.

Again, it is important that your shares of CCT Common Stock be represented and voted at the CCT Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet or by phone, or by signing, dating and returning the enclosed proxy card or voting instruction form in the enclosed envelope. If you attend the CCT Annual Meeting, you can vote in person, even if you have previously submitted your proxy. Your vote and participation in the governance of CCT are very important to us.

On behalf of CCT’s board of directors, we would like to express our appreciation for your investment in Corporate Capital Trust, Inc. We look forward to greeting as many of you as possible at the CCT Annual Meeting.

Sincerely,

Michael C. Forman
Chief Executive Officer of Corporate Capital Trust, Inc.

This joint proxy statement/prospectus is dated September 26, 2018 and it is first being mailed or otherwise delivered to CCT stockholders on or about October 3, 2018.

Corporate Capital Trust, Inc. 201 Rouse Boulevard Philadelphia, PA 19112 (215) 495-1150	FS Investment Corporation 201 Rouse Boulevard Philadelphia, PA 19112 (215) 495-1150

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY PROMPTLY

Please help reduce corporate expenses by submitting your vote via the Internet at www.proxyvote.com.

CORPORATE CAPITAL TRUST, INC.

201 Rouse Boulevard

Philadelphia, PA 19112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	December 3, 2018

Time:	3:00 p.m., Eastern Time

Place:	Corporate Capital Trust, Inc., 201 Rouse Boulevard, Philadelphia, PA 19112

CCT Record Date:	September 14, 2018. Only stockholders of record as of the close of business on the CCT Record Date are entitled to notice of, to attend and to vote at the 2018 Annual Meeting of Stockholders of Corporate Capital Trust, Inc., or “CCT” (together with any adjournments or postponements thereof, the “CCT Annual Meeting”).

Items of Business:

•  To consider and vote upon a proposal to adopt the Agreement and Plan of Merger dated as of July 22, 2018, or the “Merger Agreement,” by and among FS Investment Corporation, or “FSIC,” CCT, IC Acquisition, Inc., a wholly owned subsidiary of FSIC, or “Merger Sub,” and FS/KKR Advisor, LLC, pursuant to which Merger Sub will merge with and into CCT and then with and into FSIC, with FSIC surviving the merger (the “Merger”). Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of shares of CCT common stock issued and outstanding immediately prior to the effective time of the Merger will have the right to receive, in respect of each share of CCT common stock, that number of shares of FSIC common stock with a net asset value equal to the net asset value of a share of CCT Common Stock, each calculated as an agreed upon date within two (2) business days prior to the closing of the Merger (with a payment of cash in lieu of fractional shares).

•  To consider and vote upon a proposal to re-elect Laurie Simon Hodrick as a director for a term expiring upon the earlier to occur of (A) the completion of the Merger and (B) the 2021 annual meeting of stockholders and until her successor is duly elected and qualified.

•  To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as CCT’s independent registered public accounting firm for 2018.

Proxy Voting:

Important. Please authorize your proxy to vote your shares promptly to ensure the presence of a quorum at the CCT Annual Meeting. You may execute the proxy card using the methods described in the proxy card. Submitting your proxy now will not prevent you from voting your shares in person at the CCT Annual Meeting, as your proxy is revocable at your option. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the CCT Annual Meeting and voting in person.

For Assistance. If you have any questions or need assistance voting, please call CCT’s proxy solicitor, Broadridge Investor Communication Solutions, Inc., at (855) 835-8319.

Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. The joint proxy statement/prospectus, the Notice of Annual Meeting of Stockholders and the proxy card are available at www.proxyvote.com.

If you plan to attend the CCT Annual Meeting and vote your shares of CCT Common stock in person, you will need to bring photo identification in order to be admitted to the CCT Annual Meeting.

To obtain directions to the CCT Annual Meeting, please call CCT at (415) 315-3620.

By Order of the Board of Directors,

Philip Davidson
General Counsel and Secretary
Philadelphia, Pennsylvania
September 26, 2018

The use of cameras (for still or video recording) at the CCT Annual Meeting is prohibited and will not be allowed into the meeting or any other adjacent areas, except by credentialed media. We realize that many mobile phones have built-in cameras; while these phones may be brought into the venue, the camera function may not be used at any time.

i

ii

ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission, or the “SEC,” by FSIC (File No. 333-226410), constitutes a prospectus of FSIC under Section 5 of the Securities Act of 1933, as amended, or the “Securities Act,” with respect to the shares of FSIC Common Stock to be issued to CCT stockholders as required by the Merger Agreement.

This document also constitutes joint proxy statements of FSIC and CCT under Section 14(a) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act.” It also constitutes a notice of meeting with respect to: (1) the FSIC Annual Meeting, at which FSIC stockholders will be asked to vote upon the Merger Stock Issuance Proposal, the FSIC Director Election Proposal, the Share Issuance Proposal and the Advisory Agreement Amendment Proposal; and (2) the CCT Annual Meeting, at which CCT stockholders will be asked to vote on the Merger Proposal, the CCT Class I Director Election Proposal and the CCT Auditor Proposal.

You should rely only on the information contained in this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated September 26, 2018. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to FSIC stockholders or CCT stockholders nor the issuance of FSIC Common Stock in connection with the Merger will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding FSIC has been provided by FSIC and information contained in this joint proxy statement/prospectus regarding CCT has been provided by CCT.

When used in this document, unless otherwise indicated in this document or the context otherwise requires:

•	“Administration Agreement” refers to the Administration Agreement, dated April 9, 2018, by and between FSIC and the Advisor;

•	“Advisor” refers to FS/KKR Advisor, LLC, FSIC’s and CCT’s investment adviser;

•	“BofA Merrill Lynch” refers to Merrill Lynch, Pierce, Fenner & Smith Incorporated, the financial advisor to the independent directors of the CCT Board;

•	“CCT” refers to Corporate Capital Trust, Inc. and, where applicable, its consolidated subsidiaries;

•	“CCT Current Investment Advisory Agreement” refers to the Investment Advisory Agreement, dated April 9, 2018, by and between CCT and the Advisor;

•	“Determination Date” refers to an agreed upon date no more than two (2) business days prior to the closing of the Merger;

•	“Effective Time” refers to the effective time of the Merger;

•	“FB Advisor” refers to FB Income Advisor, LLC, FSIC’s former investment adviser;

•	“FSIC” refers to FS Investment Corporation and, where applicable, its consolidated subsidiaries;

•	“Fund Complex” refers to FSIC, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, CCT and Corporate Capital Trust II;

•	“Investment Advisory Agreement” refers to the Investment Advisory Agreement, dated April 9, 2018, by and between FSIC and the Advisor;

•	“J.P. Morgan” refers to J.P. Morgan Securities LLC, the financial advisor to the FSIC Board;

•	“KKR” refers to KKR Credit Advisors (US) LLC, CCT’s former investment adviser;

•	“Merger” refers to the merger of Merger Sub with and into CCT and unless the context otherwise requires, includes the Subsequent Combination;

•	“Merger Agreement” refers to the Agreement and Plan of Merger, dated July 22, 2018, by and among FSIC, CCT, Merger Sub and the Advisor;

•	“Merger Sub” refers to IC Acquisition, Inc., a wholly owned subsidiary of FSIC;

•	“NAV” refers to net asset value; and

•	“Subsequent Combination” refers to the merger of the surviving company of the Merger with and into FSIC.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETINGS AND THE MERGER

The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Merger) and the voting procedures for the FSIC Annual Meeting and the CCT Annual Meeting.

Questions and Answers about the Annual Meetings

Q:	Why am I receiving these materials?

A:

FSIC is furnishing these materials in connection with the solicitation of proxies by FSIC’s board of directors, or the “FSIC Board,” for use at the annual meeting of FSIC stockholders to be held at 2:00 p.m., Eastern Time, on December 3, 2018, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof, or the “FSIC Annual Meeting.”

CCT is furnishing these materials in connection with the solicitation of proxies by CCT’s board of directors, or the “CCT Board,” for use at the annual meeting of CCT stockholders to be held at 3:00 p.m., Eastern Time, on December 3, 2018, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and any adjournments or postponements thereof, or the “CCT Annual Meeting.”

This joint proxy statement/prospectus and the accompanying materials are being mailed on or about October 3, 2018 to stockholders of record of FSIC and CCT described below and are available at www.proxyvote.com.

Q:	What items will be considered and voted on at the FSIC Annual Meeting?

A:

At the FSIC Annual Meeting, FSIC stockholders will be asked to approve (i) the issuance of the shares of FSIC Common Stock pursuant to the Merger Agreement (such proposal, the “Merger Stock Issuance Proposal”); (ii) the election or approval of each of Todd Builione, Richard Goldstein, Brian R. Ford, Barbara Adams, Jerel A. Hopkins, Frederick Arnold and James H. Kropp to serve as directors on the FSIC Board, subject to the conditions set forth in this joint proxy statement/prospectus (such proposal, the “FSIC Director Election Proposal”); (iii) FSIC selling its shares in future offerings below NAV per share (such proposal, the “Share Issuance Proposal”); and (iv) an amendment to the Investment Advisory Agreement (such proposal, the “Advisory Agreement Amendment Proposal”).

Q:	What items will be considered and voted on at the CCT Annual Meeting?

A:

At the CCT Annual Meeting, CCT stockholders will be asked to approve (i) the Merger and the Merger Agreement (such proposal, the “Merger Proposal”), (ii) the re-election of the Class I Director, Laurie Simon Hodrick (such proposal, the “CCT Class I Director Election Proposal”) and (iii) the approval of the appointment Deloitte & Touche LLP (“Deloitte”) as CCT’s registered public accounting firm for 2018 (such proposal, the “CCT Auditor Proposal”).

Q:	How does the FSIC Board recommend voting on the proposals at the FSIC Annual Meeting?

A:

The FSIC Board has unanimously approved each of the Merger and the related transaction, the Merger Agreement, the nomination or appointment of the persons named for election or approval in this joint proxy statement/prospectus, the Share Issuance Proposal and the Proposed Advisory Agreement, and recommends that FSIC stockholders vote “FOR” each of the Merger Stock Issuance Proposal, the FSIC Director Election Proposal, the Share Issuance Proposal and the Advisory Agreement Amendment Proposal.

Q:	How does the CCT Board recommend voting on the Merger Proposal, the CCT Class I Director Election Proposal and the CCT Auditor Proposal at the CCT Annual Meeting?

A:	The independent directors of CCT, or the “CCT Independent Directors,” have unanimously approved the Merger and the Merger Agreement and recommend that CCT stockholders vote “FOR” the Merger Proposal.

The CCT Board has unanimously approved each of the nomination of the Class I director for re-election and the appointment of Deloitte as CCT’s independent registered public accounting firm for 2018, and recommends that CCT stockholders vote “FOR” each of the CCT Class I Director Election Proposal and the CCT Auditor Proposal.

Q:	If I am an FSIC stockholder, what is the “Record Date” and what does it mean?

A:

The record date for the FSIC Annual Meeting is September 14, 2018 (the “FSIC Record Date”). The FSIC Record Date is established by the FSIC Board, and only holders of record of shares of FSIC Common Stock at the close of business on the FSIC Record Date are entitled to receive notice of the FSIC Annual Meeting and vote at the FSIC Annual Meeting. As of the FSIC Record Date, there were 239,154,069 shares of FSIC Common Stock outstanding.

Q:	If I am a CCT stockholder, what is the “Record Date” and what does it mean?

A:

The record date for the CCT Annual Meeting is September 14, 2018 (the “CCT Record Date”). The CCT Record Date is established by the CCT Board, and only holders of record of shares of CCT Common Stock at the close of business on the CCT Record Date are entitled to receive notice of the CCT Annual Meeting and vote at the CCT Annual Meeting. As of the CCT Record Date, there were 124,119,644 shares of CCT Common Stock outstanding.

Q:	If I am an FSIC stockholder, how many votes do I have?

A:	Each share of FSIC Common Stock held by a holder of record as of the FSIC Record Date has one vote on each matter considered at the FSIC Annual Meeting.

Q:	If I am a CCT stockholder, how many votes do I have?

A:	Each share of CCT Common Stock held by a holder of record as of the CCT Record Date has one vote on each matter considered at the CCT Annual Meeting.

Q:	If I am an FSIC stockholder, how do I vote?

A:

An FSIC stockholder may vote in person at the FSIC Annual Meeting or by proxy in accordance with the instructions provided below. An FSIC stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•	By telephone: (800) 690-6903

•

By mail: You may vote by proxy by indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on November 30, 2018.

•

In person: You may vote in person at the FSIC Annual Meeting by requesting a ballot when you arrive. You will need to bring photo identification in order to be admitted to the FSIC Annual Meeting. To obtain directions to the FSIC Annual Meeting, please call FSIC at (844) 358-7276 and select Option 1. If your shares of FSIC Common Stock are held through a broker and you attend the FSIC Annual

Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the FSIC Annual Meeting.

Important notice regarding the availability of proxy materials for the FSIC Annual Meeting. FSIC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Q:	If I am a CCT stockholder, how do I vote?

A:

A CCT stockholder may vote in person at the CCT Annual Meeting or by proxy in accordance with the instructions provided below. An CCT stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•	By telephone: (800) 690-6903

•

By mail: You may vote by proxy by indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m, Eastern Time, on November 30, 2018.

•

In person: You may vote in person at the CCT Annual Meeting by requesting a ballot when you arrive. You will need to bring photo identification in order to be admitted to the CCT Annual Meeting. To obtain directions to the CCT Annual Meeting, please call CCT at (844) 358-7276 and select Option 1. If your shares of CCT Common Stock are held through a broker and you attend the CCT Annual Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the CCT Annual Meeting.

Important notice regarding the availability of proxy materials for the CCT Annual Meeting. CCT’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Q:	What if a FSIC stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of FSIC Common Stock received prior to the FSIC Annual Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the shares of FSIC Common Stock will be voted “FOR” the Merger Stock Issuance Proposal, the FSIC Director Election Proposal, the Share Issuance Proposal and the Advisory Agreement Amendment Proposal.

Q:	What if a CCT stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of CCT Common Stock at the CCT Annual Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of CCT Common Stock will be voted “FOR” the Merger Proposal, the CCT Class I Director Election Proposal and the CCT Auditor Proposal.

Q:	If I am a FSIC stockholder, how can I change my vote or revoke a proxy?

A:

You may revoke your proxy and change your vote before the proxies are voted at the FSIC Annual Meeting. You may change your vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before the FSIC Annual Meeting, in which case only your latest Internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new proxy dated as of a later date, or by attending the FSIC Annual Meeting and voting in person. However, your attendance at the FSIC Annual Meeting will not automatically revoke your proxy, unless you properly vote at the FSIC Annual Meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to FSIC prior to the FSIC Annual Meeting at the following address: FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Stephen S. Sypherd, General Counsel and Secretary.

Q:	If I am a CCT stockholder, how can I change my vote or revoke a proxy?

A:

You may revoke your proxy and change your vote before the proxies are voted at the CCT Annual Meeting. You may change your vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before the CCT Annual Meeting, in which case only your latest Internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new proxy dated as of a later date, or by attending the CCT Annual Meeting and voting in person. However, your attendance at the CCT Annual Meeting will not automatically revoke your proxy, unless you properly vote at the CCT Annual Meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to CCT prior to the CCT Annual Meeting at the following address: Corporate Capital Trust, Inc., 201 Rouse Boulevard, Philadelphia, PA 19112, Attention: Philip Davidson, General Counsel and Secretary.

Q:	If my shares of FSIC Common Stock or CCT Common Stock, as applicable, are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?

A:

No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the applicable annual meeting.

Q:	What constitutes a “quorum” for the FSIC Annual Meeting?

A:

Under FSIC’s Second Articles of Amendment and Restatement (the “FSIC Charter”) and Second Amended and Restated Bylaws (the “FSIC Bylaws”), one-third of the number of shares of FSIC Common Stock entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business.

Abstentions will be treated as shares of FSIC Common Stock that are present for purposes of determining the presence of a quorum for transacting business at the FSIC Annual Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner and present (in person or by proxy) at a meeting for purposes of voting on a routine proposal (or a non-routine proposal for which it has received instructions from the beneficial owner) has not received voting instructions from the beneficial owner of the shares on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposal. All of the proposals to be considered at the FSIC Annual Meeting are non-routine matters for FSIC. If a beneficial owner does not instruct its broker, bank or other institution or nominee holding its shares of FSIC Common Stock on its behalf with respect to any of the proposals to be considered at the FSIC Annual Meeting, the shares of FSIC Common Stock will not be treated as present for purposes of determining the presence of a quorum for transacting business at the FSIC Annual Meeting. If a beneficial owner instructs its broker, bank or other institution or nominee holding its shares of FSIC Common Stock on its behalf with respect to any of the proposals to be considered at the FSIC Annual Meeting, the shares of FSIC Common Stock will be treated as present for purposes of determining the presence of a quorum for transacting business at the FSIC Annual Meeting.

In the event that a quorum is not present at the FSIC Annual Meeting, the chairman of the FSIC Annual Meeting shall have the power to adjourn the FSIC Annual Meeting from time to time to a date not more than

120 days after the FSIC Record Date originally fixed for the FSIC Annual Meeting without notice, other than the announcement at the FSIC Annual Meeting, to permit further solicitation of proxies. Any business that might have been transacted at the FSIC Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve the Merger Stock Issuance Proposal, the FSIC Director Election Proposal, the Share Issuance Proposal or the Advisory Agreement Amendment Proposal at the FSIC Annual Meeting, the chairman of the FSIC Annual Meeting may adjourn the FSIC Annual Meeting from time to time to a date not more than 120 days after the FSIC Record Date originally fixed for the FSIC Annual Meeting without notice, other than announcement at the FSIC Annual Meeting, to permit further solicitation of proxies.

If sufficient votes in favor of one proposal have been received at the time of the FSIC Annual Meeting, such proposal will be acted upon and such action will be final, regardless of any subsequent adjournments to consider other proposals.

Q:	What constitutes a “quorum” for the CCT Annual Meeting?

A:

The presence in person or by proxy of the stockholders of CCT entitled to cast one-third of the votes entitled to be cast at the CCT Annual Meeting will constitute a quorum for the transaction of business. Shares of CCT Common Stock will be counted for purposes of determining if there is a quorum, if the stockholder:

•	is entitled to vote and present in person at the CCT Annual Meeting; or

•	has properly voted by proxy via the Internet, by telephone or by mail.

Abstentions will be treated as shares of CCT Common Stock that are present for purposes of determining the presence of a quorum for transacting business at the CCT Annual Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner and present (in person or by proxy) at a meeting for purposes of voting on a routine proposal (or a non-routine proposal for which it has received instructions from the beneficial owner) has not received voting instructions from the beneficial owner of the shares on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposal. Of the proposals to be considered at the CCT Annual Meeting, only the CCT Auditor Proposal is a routine matter for CCT. If a beneficial owner does not instruct its broker, bank or other institution or nominee holding its shares of CCT Common Stock on its behalf with respect to any of the proposals to be considered at the CCT Annual Meeting, the shares of CCT Common Stock will be treated as present for purposes of determining the presence of a quorum for transacting business at the CCT Annual Meeting if a broker non-vote is submitted with respect to the CCT Auditor Proposal. If a beneficial owner instructs its broker, bank or other institution or nominee holding its shares of CCT Common Stock on its behalf with respect to any of the proposals to be considered at the CCT Annual Meeting, the shares of CCT Common Stock will be treated as present for purposes of determining the presence of a quorum for transacting business at the CCT Annual Meeting.

In the event that a quorum is not present at the CCT Annual Meeting, the chairman of the CCT Annual Meeting shall have the power to adjourn the CCT Annual Meeting from time to time to a date not more than 120 days after the CCT Record Date originally fixed for the CCT Annual Meeting without notice, other than the announcement at the CCT Annual Meeting, to permit further solicitation of proxies. Any business that might have been transacted at the CCT Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve the Merger Proposal, the CCT Class I Director Election Proposal or the CCT Auditor Proposal at the CCT Annual Meeting, the chairman of the CCT Annual Meeting may adjourn the CCT Annual Meeting from time to time to a date not more than 120 days after the CCT Record Date originally fixed for the CCT Annual Meeting without notice, other than announcement at the CCT Annual Meeting, to permit further solicitation of proxies.

If sufficient votes in favor of one proposal have been received by the time of the CCT Annual Meeting, such proposal will be acted upon and such actions will be final, regardless of any subsequent adjournments to consider other proposals.

Q:	What vote is required to approve each of the proposals at the FSIC Annual Meeting?

A:

The affirmative vote of at least a majority of all of the votes cast by FSIC stockholders at a meeting at which a quorum is present is necessary for approval of the Merger Stock Issuance Proposal and the FSIC Director Election Proposal.

The affirmative vote of the stockholders of FSIC holding (i) a majority of the outstanding shares of FSIC Common Stock and (ii) a majority of the outstanding shares of FSIC Common Stock that are not held by affiliated persons of FSIC is necessary for approval of the Share Issuance Proposal.

The affirmative vote of a majority of the outstanding shares of FSIC Common Stock is required to approve the Advisory Agreement Amendment Proposal.

Under the Investment Company Act of 1940, as amended, or the 1940 Act, a majority of the outstanding shares FSIC Common Stock may be the lesser of: (1) 67% of the FSIC Common Stock at the FSIC Annual Meeting if the holders of more than 50% of the outstanding shares of FSIC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of FSIC Common Stock.

Abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal or the FSIC Director Election Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal and the Advisory Agreement Amendment Proposal.

Q:	What vote is required to approve each of the proposals being considered at the CCT Annual Meeting?

A:	The affirmative vote of the holders of a majority of the outstanding shares of CCT Common Stock entitled to vote at the CCT Annual Meeting is required to approve the Merger Proposal.

The affirmative vote of a majority of the total votes cast for and against the nominee for director at the CCT Annual Meeting is required to approve the CCT Class I Director Election Proposal.

The affirmative vote of a majority of the votes cast at the CCT Annual Meeting, provided that a quorum is presented, is required to approve the CCT Auditor Proposal.

Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Merger Proposal. Abstentions and broker non-votes will have no effect on the outcome of the CCT Class I Director Election Proposal or the CCT Auditor Proposal.

Q:	How will the final voting results be announced?

A:

Preliminary voting results will be announced at each annual meeting. Final voting results will be published by FSIC and CCT in a current report on Form 8-K within four business days after the date of the FSIC Annual Meeting and the CCT Annual Meeting, respectively.

Q:	Will FSIC and CCT incur expenses in soliciting proxies?

A:

The expenses of the solicitation of proxies for the FSIC Annual Meeting and the CCT Annual Meeting, including the cost of preparing, printing and mailing this joint proxy statement/prospectus, the applicable accompanying Notice of Annual Meeting of Stockholders and the proxy card, will be borne equally by FSIC and CCT. FSIC and CCT have requested that brokers, nominees, fiduciaries and other persons holding shares of FSIC Common Stock and CCT Common Stock, as applicable, in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. FSIC and CCT will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of FSIC and CCT and their respective affiliates (without special compensation therefor). FSIC has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $400,000, plus out-of-pocket expenses. CCT has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $300,000, plus out-of-pocket expenses.

For more information regarding expenses related to the Merger, see “Questions and Answers about the Merger—‘Who is responsible for paying the expenses relating to completing the Merger?’”

Q:	What does it mean if I receive more than one proxy card?

A:

Some of your shares of FSIC Common Stock or CCT Common Stock, as applicable, may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

Q:	Are the proxy materials available electronically?

A:

In accordance with regulations promulgated by the SEC, FSIC and CCT have made the registration statement (of which this joint proxy statement/prospectus forms a part), the applicable Notice of Annual Meeting of Stockholders and the applicable proxy card available to stockholders of FSIC and CCT on the Internet. Stockholders may (i) access and review the proxy materials of FSIC and CCT, as applicable, (ii) authorize their proxies, as described in “The FSIC Annual Meeting—Vote Required” and “The CCT Annual Meeting—Proxy Voting Procedures” and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), each Notice of Annual Meeting of Stockholders and each proxy card are available at www.proxyvote.com.

Pursuant to the rules adopted by the SEC, FSIC and CCT furnish proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While each of FSIC and CCT encourage stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of stockholder meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of FSIC Common Stock and CCT Common Stock, as applicable, held by a broker or custodian, may request a printed set of proxy materials.

Q:	Will my vote make a difference?

A:

Yes. Your vote is needed to ensure the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting stockholder votes.

Q:	Whom can I contact with any additional questions?

A:	If you are a FSIC stockholder or a CCT stockholder, you can contact Broadridge Financial Solutions, Inc. at the below contact information with any additional questions:

Broadridge Financial Solutions, Inc.

51 Mercedes Way

Edgewood, New York 11717

1-833-868-3374.

Q:	Where can I find more information about FSIC and CCT?

A:	You can find more information about FSIC and CCT in the documents described under the caption “Where You Can Find More Information.”

Q:	What do I need to do now?

A:

We urge you to read carefully this entire document, including its annexes. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Merger

Q:	What will happen in the Merger and Subsequent Combination?

A:

CCT shall be the surviving company of the merger between CCT and Merger Sub and shall continue its existence as a corporation under the laws of the State of Maryland until the Subsequent Combination. As of the Effective Time, the separate corporate existence of Merger Sub shall cease. Immediately after the Effective Time, pursuant to the Subsequent Combination, the surviving company will merge with and into FSIC, with FSIC as the surviving entity.

Q:	What will CCT stockholders receive in the Merger?

A:

Each CCT stockholder will be entitled to receive, for each share of CCT Common Stock, that number of shares of FSIC Common Stock equal to the quotient of the NAV per share of CCT Common Stock divided by the NAV per share of FSIC Common Stock, in each case calculated as of an agreed upon date no more than two (2) business days prior to the closing of the Merger, subject to adjustment pursuant to the terms of the Merger Agreement and the payment of cash in lieu of fractional shares.

Q:	Is the Exchange Ratio subject to any adjustment?

A:

Generally, no. For each share of CCT Common Stock, the number of shares of FSIC Common Stock equal to the quotient of the NAV per share of CCT Common Stock divided by the NAV per share of FSIC Common Stock (the “Exchange Ratio”) will only be adjusted if, between the date the Exchange Ratio is calculated and the Effective Time, the respective outstanding shares of FSIC Common Stock or CCT Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period.

Q:	Who is responsible for paying the expenses relating to completing the Merger?

A:

In general, all fees and expenses incurred in connection with the Merger shall be paid by the person incurring such fees and expenses, whether or not the Merger is consummated. However, FSIC and CCT shall equally bear the costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the Merger and all other filings and fees in connection with any other filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). See “Description of the Merger Agreement—Expenses and Fees.” It is anticipated that FSIC will bear expenses of approximately $7 million in connection with the Merger and CCT will bear expenses of approximately $8 million in connection with the Merger (of which approximately $1 million was expensed during the quarter ended June 30, 2018).

Q:	Will I receive dividends after the Merger?

A:

Subject to applicable legal restrictions and the sole discretion of the FSIC Board, FSIC intends to declare and pay regular cash distributions to its stockholders on a quarterly basis. For a history of the dividends and distributions paid by FSIC since March 31, 2016, see “Market Price, Dividend and Distribution Information—FSIC.” The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by the FSIC Board and depend on FSIC’s cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See “FSIC Distribution Reinvestment Plan” for additional information regarding FSIC’s distribution reinvestment plan.

For a history of the dividends and distributions paid by CCT since March 31, 2017, see “Market Price, Dividend and Distribution Information—CCT.”

No dividends or other distributions with respect to the FSIC Common Stock will be paid to the holder of any unsurrendered shares of CCT Common Stock with respect to the shares of the FSIC Common Stock represented thereby, in each case unless such shares are surrendered in accordance with the Merger Agreement. Following surrender of any such shares of CCT Common Stock, the record holders of such shares of CCT Common Stock shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of FSIC Common Stock represented by such shares of CCT Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of FSIC Common Stock represented by such shares of CCT Common Stock with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of the FSIC Common Stock issuable with respect to such shares of CCT Common Stock.

Q:	Is the Merger subject to any third-party consents?

A:

Under the Merger Agreement, each of FSIC and CCT shall use their reasonable best efforts to obtain certain approvals, confirmations and consents from certain agents, lenders, derivative counterparties, noteholders and other parties. As of the date of this joint proxy statement/prospectus, FSIC and CCT believe that, subject to the satisfaction of certain conditions, they have obtained all necessary third-party consents other than stockholder approval and certain lender and derivative counterparty consents.

FSIC and CCT have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Merger, in the most expeditious manner practicable. There can be no assurance that any consents, approvals, confirmations or authorizations will be obtained or that such consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Merger.

Q:	How does FSIC’s investment objective and strategy differ from CCT’s?

A:

The following table presents a comparison of FSIC’s and CCT’s investment objectives and strategies. Although historically FSIC and CCT have presented their investment objectives and strategies somewhat differently, they are substantially identical.

	FSIC	CCT
Primary Investment Objective	Provide stockholders with current income and, to a lesser extent, long-term capital appreciation	Provide stockholders with current income and, to a lesser extent, long-term capital appreciation

Investment Focus	Senior secured and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies	Senior debt securities and subordinated debt securities of privately owned U.S. companies with a focus on originated transactions sourced through the networks of the Advisor

Target Borrower	Private U.S. companies with annual revenues of between $50 million and $2.5 billion	Private U.S. companies with earnings before interest, taxes, depreciation and amortization, or EBITDAs, greater than $25 million

Equity Investments	FSIC may make select equity investments; may receive equity interests such as warrants or options as additional consideration in connection with debt investments	CCT may make equity investments that accompany debt investments, including warrants, options or other forms of equity participation; may separately purchase common or preferred equity interests in transactions, including non-controlling equity investments

As a result of these commonalities, the Adviser does not anticipate any significant portfolio repositioning in connection with the Merger.

Q:	How do the distribution procedures, purchase procedures, redemption procedures and exchange rights of FSIC differ from those of CCT?

A:

FSIC and CCT have substantially identical distribution, purchase and redemption procedures. Neither FSIC nor CCT offers exchange rights with respect to its common stock. FSIC anticipates that the combined company will maintain the distribution, purchase and redemption procedures of FSIC following the closing of the Merger. For more information, see “Comparison of FSIC and CCT Distribution, Purchase and Redemption Procedures.”

Q:	How will the combined company be managed following the Subsequent Combination?

A:

The directors of FSIC immediately prior to the Subsequent Combination shall remain the directors of FSIC and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. Subject to approval of the FSIC Director Election Proposal, Frederick Arnold and James H. Kropp, both of whom currently serves as directors of CCT, and each of Barbara Adams, Brian R. Ford, Richard Goldstein and Jerel A. Hopkins will become directors of FSIC following the Subsequent Combination and each of Gregory P. Chandler, Barry H. Frank, Philip E. Hughes, Jr. and Pedro A. Ramos will resign as directors following the Subsequent Combination. The officers of FSIC immediately prior to the Subsequent Combination shall remain the officers of FSIC and shall hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Subsequent Combination, the Advisor shall continue to be the investment adviser of FSIC pursuant to the existing Investment Advisory Agreement by and between FSIC and the Advisor, as it may be amended if the Advisory Agreement Amendment Proposal is approved by the FSIC stockholders.

Q:	Are FSIC stockholders able to exercise dissenters’ rights?

A:

No. FSIC stockholders will not be entitled to exercise dissenters’ rights with respect to any matter to be voted upon at the FSIC Annual Meeting. Any FSIC stockholder may abstain from voting or vote against any of such matters.

Q:	Are CCT stockholders able to exercise dissenters’ rights?

A:

No. CCT stockholders will not be entitled to exercise dissenters’ rights with respect to any matter to be voted upon at the CCT Annual Meeting. Any CCT stockholder may abstain from voting or vote against any of such matters.

Q:	When do you expect to complete the Merger and Subsequent Combination?

A:

While there can be no assurance as to the exact timing, or that the Merger will be completed at all, FSIC and CCT are working to complete the Merger in the fourth quarter of 2018. It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the FSIC Annual Meeting and the CCT Annual Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement. The Subsequent Combination will occur immediately after the Merger is completed.

Q:	Is the Merger expected to be taxable to FSIC stockholders?

A:	No. The Merger and Subsequent Combination are not expected to be a taxable event for FSIC stockholders.

Q:	Is the Merger expected to be taxable to CCT stockholders?

A:

No. The Merger and Subsequent Combination are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and it is a condition to FSIC’s and CCT’s respective obligations to complete the Merger that each of them receives a legal opinion to that effect. CCT stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of CCT Common Stock for shares of FSIC Common Stock pursuant to the Merger, except with respect to cash received in lieu of fractional shares of FSIC Common Stock. CCT stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Consequences of the Merger” for a more complete discussion of the U.S. federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to a CCT stockholder will depend on the particular tax situation of such stockholder. CCT stockholders should consult with their own tax advisors to determine the tax consequences of the Merger to them.

Q:	What happens if the Merger is not consummated?

A:

If the Merger is not approved by the requisite vote of CCT’s stockholders, or the issuance of shares of FSIC Common Stock in connection with the Merger is not approved by the requisite vote of FSIC’s stockholders, or if the Merger is not completed for any other reason, CCT’s stockholders will not receive any payment for their shares of CCT Common Stock in connection with the Merger. Instead, CCT will remain an independent company and the CCT Common Stock will continue to be listed and traded on the New York Stock Exchange (the “NYSE”). In addition, under circumstances specified in the Merger Agreement, CCT may be required to pay FSIC a termination fee of $75,177,120 and FSIC may be required to pay CCT a termination fee of $75,177,120. See “Description of the Merger Agreement—Termination of the Merger Agreement.”

Q:	Did the board of directors of FSIC receive an opinion from its financial advisor regarding the Exchange Ratio?

A:	Yes. For more information, see the section entitled “The Merger—Opinion of FSIC’s Financial Advisor.”

Q:	Did the board of directors of CCT receive an opinion from its financial advisor regarding the Exchange Ratio?

A:

Yes, the independent directors of the CCT Board received an opinion for their financial advisor. For more information, see the section entitled “The Merger—Opinion of the CCT Independent Director Committee’s Financial Advisor.”

Q:	If I am a CCT stockholder, what happens if I sell my shares before the CCT Annual Meeting?

A:

The CCT Record Date is earlier than the date that the Merger is expected to be completed. If you transfer your shares of CCT Common Stock after the CCT Record Date but before the CCT Annual Meeting, you will retain your right to vote at the CCT Annual Meeting, but will have transferred the right to receive shares of FSIC Common Stock, subject to the payment of cash instead of fractional shares, for each share of CCT Common Stock owned immediately prior to the Merger. In order to receive shares of FSIC Common Stock for each share of CCT Common Stock owned, subject to the payment of cash instead of fractional shares, you must hold your shares through completion of the Merger.

SUMMARY OF THE MERGER

This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Merger. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Merger. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 24.

The Parties to the Merger

FS Investment Corporation

201 Rouse Boulevard

Philadelphia, PA 19112

(215) 495-1150

FSIC was incorporated under the Maryland General Corporation Law (the “MGCL”) on December 21, 2007, and formally commenced investment operations on January 2, 2009. FSIC is an externally managed, non-diversified, closed-end management investment company. FSIC has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or “RIC,” under the Code.

FSIC’s investment objective is to generate both current income and, to a lesser extent, long-term capital appreciation. FSIC’s principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies.

FSIC’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. A portion of FSIC’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or “CLOs,” other debt securities and derivatives, including total return swaps and credit default swaps. FSIC may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from target companies as primary market or directly originated investments.

In connection with its debt investments, FSIC may on occasion receive equity interests such as warrants or options as additional consideration. FSIC may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in its target companies, generally in conjunction with one of FSIC’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm.

Corporate Capital Trust, Inc.

201 Rouse Boulevard

Philadelphia, PA 19112

(215) 495-1150

CCT was incorporated under the MGCL on June 9, 2010, and formally commenced investment operations on June 17, 2011. CCT is an externally managed, non-diversified, closed-end management investment company.

CCT has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under the Code.

CCT’s investment objective is to provide its stockholders with current income and, to a lesser extent, long-term capital appreciation. CCT pursues its investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of KKR and FS Investments.

CCT’s portfolio is comprised primarily of senior debt securities and subordinated debt securities. CCT’s investments may, in some cases, be accompanied by warrants, options or other forms of equity participation. CCT may separately purchase common or preferred equity interests in transactions, including non-controlling equity investments. Additionally, CCT may invest in convertible securities, derivatives and private investment funds. CCT may also co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment.

IC Acquisition, Inc.

201 Rouse Boulevard

Philadelphia, PA 19112

(215) 495-1150

Merger Sub is a Maryland corporation and a newly formed wholly owned subsidiary of FSIC. Merger Sub was formed in connection with and for the sole purpose of the Merger.

FS/KKR Advisor, LLC

201 Rouse Boulevard

Philadelphia, PA 19112

(215) 495-1150

The Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act of 1940, as amended, or the “Advisers Act.” The Advisor is jointly operated by an affiliate of FS Investments and by KKR. FSIC’s chairman and chief executive officer and CCT’s chief exectuive officer, Michael C. Forman, serves as the Advisor’s chairman and chief executive officer, and Todd C. Builione, FSIC and CCT’s president, serves as the Advisor’s president.

In addition to managing FSIC’s and CCT’s investments, the Advisor also currently manages the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,773,417
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,710,786
FS Investment Corporation IV	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$376,615
Corporate Capital Trust II	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$198,921

(1)	As of June 30, 2018. Gross assets equals total assets set forth on each respective entity’s consolidated balance sheet. Dollar amounts are presented in thousands.

The Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs.

Merger Structure

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into CCT. CCT will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Subsequent Combination, the surviving company will merge with and into FSIC in accordance with the MGCL, with FSIC as the surviving entity.

Based on the number of shares of FSIC Common Stock issued and outstanding and the NAVs of FSIC and CCT as of June 30, 2018, at the closing of the Merger, or the “Closing Date,” it is expected that FSIC stockholders will own approximately 46.8% of the outstanding FSIC Common Stock and former CCT stockholders will own approximately 53.2% of the outstanding FSIC Common Stock. The Exchange Ratio is calculated based on the NAV per share of FSIC Common Stock and the net asset value per share of CCT Common Stock, each as of the Determination Date. Following the Merger, FSIC will continue its operations as conducted before the Merger.

The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference into this joint proxy statement/prospectus. FSIC and CCT encourage their respective stockholders to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Merger.

Merger Consideration

If the Merger is consummated, each CCT stockholder will be entitled to receive, for each share of CCT Common Stock, that number of shares of FSIC Common Stock with a NAV equal to the NAV of a share of CCT Common Stock, in each case calculated as of the same date within two (2) business days prior to the closing of the Merger. Holders of CCT Common Stock will receive cash in lieu of fractional shares.

After the Determination Date and until the Merger is completed, the market value of the shares of FSIC Common Stock to be issued in the Merger will continue to fluctuate but the number of shares to be issued to CCT stockholders will remain fixed.

Comparative Market Price of Securities

Shares of FSIC Common Stock trade on the NYSE under the symbol “FSIC.” Shares of CCT Common Stock trade on the NYSE under the symbol “CCT.”

The following table presents the closing prices and most recently determined NAV per share of FSIC Common Stock and CCT Common Stock on the last trading day before public announcement of the Merger.

	FSIC Common Stock	CCT Common Stock
NAV per Share at June 30, 2018	$8.87	$19.58
Closing Sales Price at July 20, 2018	$7.90	$16.73

Risks Relating to the Proposed Merger

The Merger and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. FSIC and CCT stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective annual meetings.

•	Because the market price of FSIC Common Stock will fluctuate, CCT stockholders cannot be sure of the market value of the Merger Consideration they will receive until the Effective Time.

•	Sales of shares of FSIC Common Stock after the completion of the Merger may cause the market price of FSIC Common Stock to fall.

•	CCT stockholders and FSIC stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.

•	FSIC may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

•

The Merger may trigger certain “change of control” provisions and other restrictions in contracts of FSIC, CCT or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

•

The opinions delivered to the board of directors of FSIC, or the FSIC Board, and the CCT Independent Directors from their respective financial advisors will not reflect changes in circumstances between signing the Merger Agreement and completion of the Merger.

•	If the Merger does not close, neither FSIC nor CCT will benefit from the expenses incurred in its pursuit.

•	Termination of the Merger Agreement could negatively impact CCT and FSIC.

•	Under certain circumstances, CCT and FSIC are obligated to pay each other a termination fee upon termination of the Merger Agreement.

•	The Merger Agreement limits the ability of CCT and FSIC to pursue alternatives to the Merger.

•

The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to CCT’s business and operations.

•	FSIC and CCT will be subject to operational uncertainties and contractual restrictions while the Merger is pending.

•	FSIC and CCT may waive one or more conditions to the Merger without resoliciting stockholder approval.

•	The shares of FSIC Common Stock to be received by CCT stockholders as a result of the Merger will have different rights associated with them than shares of CCT Common Stock currently held by them.

•

The market price of FSIC Common Stock after the Merger may be affected by factors different from those affecting FSIC Common Stock currently, including a larger stockholder base, a different portfolio composition and a different capital structure.

See the section captioned “Risk Factors—Risks Relating to the Merger” below for a more detailed discussion of these factors.

Tax Consequences of the Merger

The Merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to FSIC’s and CCT’s respective obligations to complete the Merger that each of them receives a legal opinion to that effect. Accordingly, the Merger is not expected to be a taxable event for CCT stockholders for U.S. federal income tax purposes as to the shares of FSIC Common Stock they receive in the Merger, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of FSIC Common Stock.

CCT stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Consequences of the Merger” for a more complete discussion of the U.S. federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to CCT stockholders will depend on their particular tax situation. Holders of CCT Common Stock should consult with their own tax advisors to determine the tax consequences of the Merger to them.

The Merger is not expected to be a taxable event for FSIC stockholders.

Annual Meeting of FSIC Stockholders

FSIC plans to hold the FSIC Annual Meeting on December 3, 2018, at 2:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, PA 19112. At the FSIC Annual Meeting, holders of FSIC Common Stock will be asked to approve (i) Merger Stock Issuance Proposal, (ii) the FSIC Director Election Proposal, (iii) the Share Issuance Proposal and (iv) the Advisory Agreement Amendment Proposal.

A FSIC stockholder can vote at the FSIC Annual Meeting if such stockholder owned shares of FSIC Common Stock at the close of business on the FSIC Record Date. As of that date, there were approximately 239,154,069 shares of FSIC Common Stock outstanding and entitled to vote, approximately 1,455,880 of which, or less than 1%, were owned beneficially or of record by directors and executive officers of FSIC.

Annual Meeting of CCT Stockholders

CCT plans to hold the CCT Annual Meeting on December 3, 2018, at 3:00 p.m., Eastern Time, at 201 Rouse Boulevard, Philadelphia, PA 19112. At the CCT Annual Meeting, holders of CCT Common Stock will be asked to approve (i) the Merger Proposal, (ii) the CCT Class I Director Election Proposal and (iii) the CCT Auditor Proposal.

A CCT stockholder can vote at the CCT Annual Meeting if such stockholder owned shares of CCT Common Stock at the close of business on the CCT Record Date. As of that date, there were approximately 124,119,644 shares of CCT Common Stock outstanding and entitled to vote. Approximately 86,189 of such total outstanding shares, or .07%, were owned beneficially or of record by directors and executive officers of CCT.

FSIC Board Recommendation

The FSIC Board has unanimously approved each of the Merger and the related transactions, the Merger Agreement, the nomination of the Class B directors, the Share Issuance Proposal and the Proposed Advisory Agreement, and recommends that FSIC stockholders vote “FOR” each of the Merger Stock Issuance Proposal, the FSIC Director Election Proposal, the Share Issuance Proposal and the Advisory Agreement Amendment Proposal.

CCT Board Recommendation

The CCT Independent Directors have unanimously approved the Merger and the Merger Agreement and recommend that CCT stockholders vote “FOR” the Merger Proposal. The CCT Board has unanimously approved each of the nomination of the Class I director for re-election and the appointment of Deloitte as CCT’s independent registered public accounting firm for 2018, and recommends that CCT stockholders vote “FOR” each of the CCT Class I Director Election Proposal and the CCT Auditor Proposal.

Vote Required—FSIC

Each share of FSIC Common Stock held by a holder of record as of the FSIC Record Date has one vote on each matter considered at the FSIC Annual Meeting.

The Merger Stock Issuance Proposal

The approval of the Merger Stock Issuance Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal.

Under the terms of the Merger Agreement, shares of FSIC Common Stock will be issued in the Merger at a price per share equal to the net asset value per share of FSIC Common Stock as of the Determination Date.

The FSIC Director Election Proposal

The approval of the FSIC Director Election Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the FSIC Director Election Proposal.

The Share Issuance Proposal

The approval of the Share Issuance Proposal requires the affirmative vote of the stockholders of FSIC holding (1) a majority of the outstanding shares of FSIC Common Stock and (2) a majority of outstanding shares of FSIC Common Stock that are not held by affiliated persons of FSIC. Under the 1940 Act, a majority of the outstanding shares FSIC Common Stock may be the lesser of: (1) 67% of the FSIC Common Stock at the FSIC Annual Meeting if the holders of more than 50% of the outstanding shares of FSIC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of FSIC Common Stock. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal.

The Advisory Agreement Amendment Proposal

The approval of the Advisory Agreement Amendment Proposal requires the approval of a majority of the outstanding shares of FSIC Common Stock. Under the 1940 Act, a majority of the outstanding shares FSIC Common Stock may be the lesser of: (1) 67% of the FSIC Common Stock at the FSIC Annual Meeting if the holders of more than 50% of the outstanding shares of FSIC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of FSIC Common Stock. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Advisory Agreement Amendment Proposal.

Vote Required—CCT

Each share of CCT Common Stock held by a holder of record as of the CCT Record Date has one vote on each matter considered at the CCT Annual Meeting.

The Merger Proposal

The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of CCT Common Stock entitled to vote at the CCT Annual Meeting. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Merger Proposal.

CCT Class I Director Election Proposal

The affirmative vote of a majority of the total votes cast for and against the CCT director nominee at the CCT Annual Meeting is required to approve the CCT Class I Director Election Proposal.

CCT Auditor Proposal

The affirmative vote of a majority of the votes cast at the CCT Annual Meeting, provided that a quorum is presented, is required to approve the CCT Auditor Proposal. Abstentions and broker non-votes will have no effect on the outcome of the CCT Auditor Proposal.

Completion of the Merger

As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Merger depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Merger to occur, see “Description of the Merger—Conditions to the Closing of the Merger.” While there can be no assurances as to the exact timing, or that the Merger will be completed at all, FSIC and CCT are working to complete the Merger in the fourth quarter of 2018. It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the FSIC Annual Meeting and the CCT Annual Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement. The Subsequent Combination will occur immediately after the Merger is completed.

Termination of the Merger and Termination Fee

The Merger Agreement contains certain termination rights for FSIC and CCT, each of which is discussed below in “Description of the Merger—Termination of the Merger Agreement.” The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances and subject to applicable law, CCT may be required to pay a termination fee of $75,177,120 to FSIC and FSIC may be required to pay a termination fee of $75,177,120 to CCT. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of the termination fees. FSIC or CCT, as applicable, will be the entities entitled to receive any termination fees under the Merger Agreement. The CCT Board and FSIC Board have approved the amount of the termination fees.

Reasons for the Merger

FSIC

FSIC’s Board consulted with FSIC’s management, its investment adviser, as well as its legal and other advisors and considered numerous factors and, as a result, the FSIC Board, including its independent directors, determined that the Merger is in FSIC’s best interests and the best interests of FSIC’s stockholders, and that FSIC stockholders will not suffer any economic dilution as a result of the Merger.

Certain material factors considered by the FSIC Board, including its independent directors, that favored the conclusion of the FSIC Board that the Merger is in FSIC’s best interests and the best interests of FSIC’s stockholders included, among others:

•	the investment strategies and risks of FSIC and CCT;

•	the continuity of the Advisor and management team;

•	an expected reduction in general and administrative expenses;

•	the impact on FSIC’s earnings yield and quality and distributions;

•	that there would be no economic dilution to FSIC stockholders and the opinion of FSIC’s financial advisor;

•	the combined company’s increased market capitalization and additional market coverage;

•	the combined company’s improved access to lower cost leverage;

•	the combined company’s quality of holdings, enhanced portfolio diversification and potential to increase portfolio yield; and

•	the tax consequences of the Merger.

The foregoing list does not include all the factors that the FSIC Board considered in approving the proposed Merger and the Merger Agreement and recommending that FSIC stockholders approve the issuance of shares of FSIC Common Stock necessary to effectuate the Merger. For a further discussion of the material factors considered by the FSIC Board, see “The Merger—Reasons for the Merger.”

CCT

The CCT Independent Director Committee is a standing committee of the CCT Board and is comprised solely of those directors who are not “interested persons” of CCT or the Advisor within the meaning of the 1940 Act. Under the CCT Independent Director Committee’s charter, the CCT Board delegated to the CCT Independent Director Committee the responsibility to oversee conflict of interest matters with respect to CCT, including approval and oversight of transactions between CCT and affiliates. The CCT Independent Director

Committee’s charter also grants the committee authority to retain special counsel and other experts or consultants. Pursuant to the authority delegated to the CCT Independent Director Committee under its charter, the CCT Independent Director Committee retained Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) to serve as its “independent legal counsel” with the meaning of Rule 0-1(a)(6)(i) of the 1940 Act. The CCT Independent Director Committee also retained Bank of America Merrill Lynch (“BofA Merrill Lynch”) and Keefe, Bruyette & Woods, Inc. (“KBW”) as financial advisers in connection with the CCT Independent Director Committee’s consideration of the Merger.

Certain material factors considered by the CCT Independent Director Committee and the CCT Board that favored the conclusions reached by the CCT Independent Director Committee and the CCT Board that the Merger is in the best interests of CCT included, among others:

•	the potential to increase earnings yield and distributions to stockholders;

•	the combined company’s increased market capitalization and additional market coverage;

•	the expected reduction in fund expenses;

•	the combined company’s improved access to lower cost leverage;

•	the compatibility of CCT and FSIC’s investment objectives, investment policies, and related risks and related risk profiles;

•	the diversification benefits of the Merger;

•	the tax consequences of the Merger;

•	that there would be no economic dilution to CCT stockholders; and

•	the opinion of BofA Merrill Lynch, the CCT Independent Director Committee’s financial advisor.

The foregoing list does not include all the factors that the CCT Board considered in approving the Merger and the Merger Agreement and recommending that CCT stockholders approve the Merger and the Merger Agreement.

For a further discussion of the material factors considered by the CCT Board, see “The Merger—Reasons for the Merger.”

CCT and FSIC Stockholders Do Not Have Dissenters’ Rights

Neither CCT stockholders nor FSIC stockholders will be entitled to exercise dissenters’ rights in connection with the Merger under the laws of the State of Maryland.

RISK FACTORS

In addition to the other information included in this document, stockholders should carefully consider the matters described below in determining whether to approve (i) in the case of CCT stockholders, the Merger Proposal and (ii) in the case of FSIC stockholders, the Merger Stock Issuance Proposal. Although FSIC and CCT have historically described their risk factors somewhat differently, the risks associated with an investment in FSIC and CCT are substantially identical because FSIC and CCT have the same investment adviser and portfolio managers, are members of the same fund complex, co-invest in transactions together and with affiliates of the Adviser and have the same investment objectives and substantially similar investment strategies. The risks set out below are not the only risks FSIC and CCT and, following the Merger, the combined company, face. Additional risks and uncertainties not currently known to FSIC or CCT or that they currently deem to be immaterial also may materially adversely affect their or, following the Merger, the combined company’s, business, financial condition or operating results. If any of the following events occur, FSIC or CCT or, following the Merger, the combined company’s, business, financial condition or results of operations could be materially adversely affected.

Risks Relating to the Merger

Because the market price of FSIC Common Stock will fluctuate, CCT common stockholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.

The market value of the Merger Consideration may vary from the closing price of FSIC Common Stock and CCT Common Stock, respectively, on the date the Merger was announced, on the date that this joint proxy statement/prospectus was mailed to stockholders, on the date of the CCT Annual Meeting or the date of the FSIC Annual Meeting and on the date the Merger is completed and thereafter. Any change in the market price of FSIC Common Stock prior to completion of the Merger will affect the market value of the Merger Consideration that CCT stockholders will receive upon completion of the Merger.

Accordingly, at the time of the CCT Annual Meeting, CCT stockholders will not know or be able to calculate the market value of the Merger Consideration they would receive upon completion of the Merger. Neither CCT nor FSIC is permitted to terminate the Merger Agreement or resolicit the vote of their respective stockholders solely because of changes in the market price of shares of FSIC Common Stock. There will be no adjustment to the Merger Consideration for changes in the market price of shares of FSIC Common Stock. Changes in the market price of FSIC Common Stock may result from a variety of factors, including, among other things:

•	changes in the business, operations or prospects of FSIC;

•	the financial condition of current or prospective portfolio companies of FSIC;

•	interest rates or general market or economic conditions;

•	market assessments of the likelihood that the Merger will be completed and the timing of completion of the Merger; and

•	market perception of the future profitability of the combined company.

See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the market price of FSIC Common Stock to change.

These factors are generally beyond the control of FSIC. It should be noted that the range of high and low closing sales prices of FSIC Common Stock as reported on the NYSE for the six months ended June 30, 2018, was a low of $7.05 to a high of $7.90. However, historical trading prices are not necessarily indicative of future performance. You should obtain current market quotations for shares of FSIC Common Stock prior to the annual meetings.

Sales of shares of FSIC Common Stock after the completion of the Merger may cause the market price of FSIC Common Stock to decline.

Based on the number of outstanding shares of CCT Common Stock as of June 30, 2018, the net asset value per share of FSIC Common Stock and the net asset value per share of CCT Common Stock on such date, FSIC would issue approximately 273.2 million shares of FSIC Common Stock pursuant to the Merger Agreement. Former CCT stockholders may decide not to hold the shares of FSIC Common Stock that they will receive pursuant to the Merger Agreement. Certain CCT stockholders, such as funds with limitations on their permitted holdings of stock in individual issuers, may be required to sell the shares of FSIC Common Stock that they receive pursuant to the Merger Agreement. In addition, FSIC stockholders may decide not to hold their shares of FSIC Common Stock after completion of the Merger. In each case, such sales of FSIC Common Stock could have the effect of depressing the market price for FSIC Common Stock and may take place promptly following the completion of the Merger.

CCT stockholders and FSIC stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.

CCT stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in CCT prior to the Merger. Consequently, CCT stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of CCT. FSIC stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in FSIC prior to the Merger. Consequently, FSIC stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of FSIC.

If the Merger is consummated, based on the number of shares of FSIC Common Stock issued and outstanding on the Closing Date, the net asset value per share of FSIC Common Stock and the net asset value per share of CCT Common Stock, each as of June 30, 2018, it is expected FSIC stockholders will own approximately 46.8% of the outstanding FSIC Common Stock and CCT stockholders will own approximately 53.2% of the outstanding FSIC Common Stock. In addition, both prior to and after completion of the Merger, subject to certain restrictions in the Merger Agreement and stockholder approval, FSIC may issue additional shares of FSIC Common Stock (including, subject to certain restrictions under the 1940 Act, at prices below FSIC Common Stock’s then current net asset value per share), all of which would further reduce the percentage ownership of the combined company held by former CCT stockholders and current FSIC stockholders. In addition, the issuance or sale by FSIC of shares of FSIC Common Stock at a discount to net asset value poses a risk of dilution to stockholders.

FSIC may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Merger will depend in part on the integration of CCT’s investment portfolio with FSIC’s and the integration of CCT’s business with FSIC’s. There can be no assurance that CCT’s investment portfolio or business can be operated profitably or integrated successfully into FSIC’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including, but not limited to, incurring unexpected costs or delays in connection with such integration and failure of CCT’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.

FSIC also expects to achieve certain cost savings from the Merger when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect. The cost savings estimates also assume FSIC will be able to combine the operations of FSIC and CCT in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if FSIC is not able to successfully combine CCT’s investment portfolio or business with the operations of FSIC, the anticipated cost savings may not be fully realized or realized at all or may take longer to realize than expected.

The Merger may trigger certain “change of control” provisions and other restrictions in contracts of FSIC, CCT or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

Certain agreements of FSIC and CCT or their affiliates will or may require the consent or waiver of one or more counterparties in connection with the Merger. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or FSIC’s or CCT’s obligations under, any such agreement because the Merger or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or similar provision relating to any of such transactions. If this occurs, FSIC may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. FSIC and CCT cannot assure you that FSIC will be able to replace or amend any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Merger, including preventing FSIC from operating a material part of CCT’s business.

In addition, the consummation of the Merger may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of FSIC or CCT. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.

The opinions delivered to the FSIC Board and the independent directors of the CCT Board from their respective financial advisors will not reflect changes in circumstances between signing the Merger Agreement and completion of the Merger.

Neither CCT nor FSIC has obtained an updated opinion as of the date of this joint proxy statement/prospectus from their respective financial advisors and neither anticipates obtaining an updated opinion prior to the Closing Date. Changes in the operations and prospects of CCT or FSIC, general market and economic conditions and other factors that may be beyond the control of CCT or FSIC, and on which their respective financial advisors’ opinions were based, may significantly alter the value of CCT or the prices of shares of FSIC Common Stock by the time the Merger is completed. The opinions do not speak as of the time the Merger will be completed or as of any date other than the date of such opinions. Because neither FSIC nor CCT currently anticipates asking their respective financial advisors to update their opinions, the opinions will not address the fairness of the Exchange Ratio from a financial point of view at the time the Merger is completed. The recommendations of the boards of directors of CCT and FSIC that their respective stockholders vote “FOR” approval of the matters described in this joint proxy statement/prospectus are made as of the date of this joint proxy statement/prospectus. For a description of the opinion that the independent directors of the CCT Board received from their financial advisor, see “The Merger—Opinion of the CCT Independent Director Committee’s Financial Advisor.” For a description of the opinion that FSIC received from its financial advisor, see “The Merger—Opinion of FSIC’s Financial Advisor.”

If the Merger does not close, neither FSIC nor CCT will benefit from the expenses incurred in its pursuit.

The Merger may not be completed. If the Merger is not completed, FSIC and CCT will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Merger for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Merger is not completed.

The termination of the Merger Agreement could negatively impact CCT and FSIC.

If the Merger Agreement is terminated, there may be various consequences, including:

•

CCT’s and FSIC’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Merger, without realizing any of the anticipated benefits of completing the Merger;

•	the market price of FSIC Common Stock might decline to the extent that the market price prior to termination reflects a market assumption that the Merger will be completed;

•	in the case of CCT, it may not be able to find a party willing to pay an equivalent or more attractive price than the price FSIC agreed to pay in the Merger; and

•	the payment of any termination fee, if required under the circumstances, could adversely affect the financial condition and liquidity of CCT or FSIC.

Under certain circumstances, CCT and FSIC are obligated to pay each other a termination fee upon termination of the Merger Agreement.

No assurance can be given that the Merger will be completed. The Merger Agreement provides for the payment, subject to applicable law, by CCT or FSIC, as applicable, of a termination fee of $75,177,120 to FSIC or CCT, as applicable if the Merger Agreement is terminated by CCT or FSIC, as applicable, under certain circumstances, including if (i) the CCT Board or the FSIC Board, as applicable, has changed its recommendation in favor of the Merger Proposal or the Merger Stock Issuance Proposal, as applicable and/or has approved an alternative takeover proposal; CCT or FSIC, as applicable, fails to recommend that its stockholders vote in favor of the Merger Proposal or the Merger Stock Issuance Proposal, as applicable; a takeover proposal by a third-party is announced and the FSIC Board or CCT Board, as applicable, fails to reaffirm its recommendation that its stockholders vote in favor of the Merger Proposal or the Merger Stock Issuance Proposal, as applicable; or a tender or exchange offer for FSIC Common Stock or CCT Common Stock, as applicable, is initiated by a third-party and the FSIC Board or CCT Board, as applicable, does not recommend rejection of such tender or exchange offer; (ii) CCT or FSIC, as applicable, materially breaches any of its obligations relating to the solicitation and administration of takeover proposals from third parties; or (iii) (1) the Merger is not completed by July 22, 2019, the FSIC stockholders or CCT stockholders, as applicable, do not approve the Merger Proposal or the Merger Stock Issuance Proposal, as applicable, at its Annual Meeting, or CCT or FSIC, as applicable, willfully or intentionally breaches its representations, warranties, covenants or agreements in the Merger Agreement, (2) an alternative takeover proposal of CCT or FSIC, as applicable, is disclosed after the date of the Merger Agreement and (3) CCT or FSIC, as applicable, enters into an agreement with respect to such takeover proposal within twelve (12) months after the Merger Agreement is terminated and such takeover is subsequently completed, subject to applicable law. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of a termination fee. FSIC or CCT, as applicable, will be the entities entitled to receive any termination fees under the Merger Agreement. Each of the FSIC Board and CCT Board have approved the amount of the termination fee which may be paid.

The Merger Agreement limits CCT’s ability to pursue alternatives to the Merger.

The Merger Agreement contains provisions that limit CCT’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of CCT. These provisions, which are typical for transactions of this type, and include a $75,177,120 termination fee payable under certain circumstances, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of CCT from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Merger or might result in a potential competing acquiror proposing to pay a lower per share price to acquire CCT than it might otherwise have proposed to pay.

The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to CCT’s and FSIC’s business and operations.

The Merger is subject to closing conditions, including certain approvals of CCT’s and FSIC’s respective stockholders that, if not satisfied, will prevent the Merger from being completed. The closing condition that CCT’s stockholders approve the Merger and the Merger Agreement may not be waived under applicable law and must be satisfied for the Merger to be completed. CCT currently expects that all directors and executive officers of CCT will vote their shares of CCT Common Stock in favor of the proposals presented at the CCT Annual Meeting. If CCT’s stockholders do not approve the Merger and the Merger Agreement and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on CCT’s business and operations. The closing condition that FSIC’s stockholders approve the issuance of shares of FSIC Common Stock to be issued in connection with the Merger may not be waived and must be satisfied for the Merger to be completed. FSIC currently expects that all directors and executive officers of FSIC will vote their shares of FSIC Common Stock in favor of the proposals presented at the FSIC Annual Meeting. If FSIC’s stockholders do not approve the issuance of shares of FSIC Common Stock in connection with the Merger and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on FSIC’s business and operations. In addition to the required approvals of CCT’s and FSIC’s stockholders, the Merger is subject to a number of other conditions beyond CCT’s and FSIC’s control that may prevent, delay or otherwise materially adversely affect its completion. Neither CCT nor FSIC can predict whether and when these other conditions will be satisfied.

FSIC and CCT will be subject to operational uncertainties and contractual restrictions while the Merger is pending.

Uncertainty about the effect of the Merger may have an adverse effect on FSIC and CCT and, consequently, on the combined company following completion of the Merger. These uncertainties may impair FSIC’s and CCT’s abilities to motivate key personnel until the Merger is consummated and could cause those that deal with FSIC and CCT to seek to change their existing business relationships with FSIC and CCT, respectively. In addition, the Merger Agreement restricts FSIC and CCT from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent FSIC and CCT from pursuing certain business opportunities that may arise prior to the completion of the Merger. Please see the section entitled “Description of the Merger Agreement—Conduct of Business Pending Completion of the Merger” for a description of the restrictive covenants to which CCT is subject.

FSIC and CCT may waive one or more conditions to the Merger without resoliciting stockholder approval.

Certain conditions to FSIC’s and CCT’s obligations to complete the Merger may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of FSIC and CCT. In the event that any such waiver does not require resolicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Merger without seeking further stockholder approval. The conditions requiring the approval of FSIC’s and CCT’s stockholders, however, cannot be waived.

The shares of FSIC Common Stock to be received by CCT stockholders as a result of the Merger will have different rights associated with them than shares of CCT Common Stock currently held by them.

The rights associated with CCT Common Stock are different from the rights associated with FSIC Common Stock. See “Comparison of FSIC and CCT Stockholder Rights.”

The market price of FSIC Common Stock after the Merger may be affected by factors different from those affecting FSIC Common Stock currently.

The businesses of FSIC and CCT differ in some respects and, accordingly, the results of operations of the combined company and the market price of FSIC Common Stock after the Merger may be affected by factors different from those currently affecting the independent results of operations of each of FSIC and CCT. These factors include:

•	a larger stockholder base;

•	a different portfolio composition; and

•	a different capital structure.

Accordingly, the historical trading prices and financial results of FSIC may not be indicative of these matters for the combined company following the Merger. For a discussion of the business of FSIC and of certain factors to consider in connection with its business, see “Business of FS Investment Corporation.” For a discussion of the business of CCT and of certain factors to consider in connection with its business, see “Business of Corporate Capital Trust, Inc.” As described elsewhere in the joint proxy statement/prospectus, the risks associated with an investment in FSIC and CCT are substantially identical.

Risks Relating to FSIC

Risks Related to Economic Conditions

Future disruptions or instability in capital markets could negatively impact the valuation of FSIC’s investments and FSIC’s ability to raise capital.

From time to time, the global capital markets may experience periods of disruption and instability, which could be prolonged and which could materially and adversely impact the broader financial and credit markets, have a negative impact on the valuations of FSIC’s investments and reduce the availability to FSIC of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. More recently, the macroeconomic environment, including recent social and political tensions in the U.S. and around the world (e.g., the United Kingdom referendum to leave the European Union), concerns regarding the Chinese economy and declines in commodity prices, has led to, and may continue to lead to, volatility in the broadly syndicated credit market as investors re-price credit risk.

While most of FSIC’s investments are not publicly traded, applicable accounting standards require FSIC to assume as part of FSIC’s valuation process that FSIC’s investments are sold in a principal market to market participants (even if FSIC plans on holding an investment through its maturity) and impairments of the market values or fair market values of FSIC’s investments, even if unrealized, must be reflected in FSIC’s financial statements for the applicable period, which could result in significant reductions to FSIC’s net asset value for the period. With certain limited exceptions, FSIC is only allowed to borrow amounts or issue debt securities if FSIC’s asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, FSIC is generally not able to issue additional shares of FSIC’s Common Stock at a price less than net asset value without first obtaining approval for such issuance from FSIC’s stockholders and FSIC’s independent directors. If FSIC is unable to raise capital or refinance existing debt on acceptable terms, then FSIC may be limited in FSIC’s ability to make new commitments or to fund existing commitments to FSIC’s portfolio companies. Significant changes in the capital markets may also affect the pace of FSIC’s investment activity and the potential for liquidity events involving FSIC’s investments. Thus, the illiquidity of FSIC’s investments may make it difficult for FSIC to sell such investments to access capital if required, and as a result, FSIC could realize significantly less than the value at which FSIC has recorded its investments if FSIC was required to sell them for liquidity purposes.

Uncertainty with respect to the financial stability of the United States and several countries in the European Union (EU) could have a significant adverse effect on FSIC’s business, financial condition and results of operations.

In August 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was last affirmed by S&P in November 2016. Moody’s and Fitch Ratings, Inc. have also warned that they may downgrade the U.S. federal government’s credit rating. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. The U.S. government has on several occasions adopted legislation to suspend the federal debt ceiling to allow the U.S. Treasury Department to issue additional debt. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with FSIC’s debt portfolio and FSIC’s ability to access the debt markets on favorable terms. Furthermore, in February 2014, the Federal Reserve began scaling back its bond-buying program, or quantitative easing, which it ended in October 2014. Quantitative easing was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. The Federal Reserve also raised interest rates several times since the fourth quarter of 2015. To the extent the Federal Reserve continues to raise rates, and without quantitative easing by the Federal Reserve, there is a risk that the debt markets may experience increased volatility and that the liquidity of certain of FSIC’s investments may be reduced. It is unclear what other effects, if any, the end of quantitative easing, future interest rate raises, if any, and the pace of any such raises will have on the value of FSIC’s investments or FSIC’s ability to access the debt markets on favorable terms.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. In January 2012, S&P lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain. While the financial stability of such countries has improved, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of U.S. and European financial institutions. Furthermore, following the United Kingdom’s referendum to leave the European Union, S&P lowered its long-term sovereign credit rating. In addition the terms of the United Kingdom’s exit and any future referendums in other European countries may disrupt the global market. Market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, could negatively impact the global economy, and there can be no assurance that assistance packages will be available, or if available, will be sufficient to stabilize countries and markets in Europe. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, or other credit factors, FSIC’s business, financial condition and results of operations could be significantly and adversely affected.

Future economic recessions or downturns could impair FSIC’s portfolio companies and harm FSIC’s operating results.

Many of FSIC’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay FSIC’s debt investments during these periods. Therefore, FSIC’s non-performing assets are likely to increase, and the value of FSIC’s portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing FSIC’s debt investments. A prolonged recession may further decrease the value of such collateral and result in losses of value in FSIC’s portfolio and a decrease in FSIC’s revenues, net income and net asset value. Unfavorable economic conditions also could increase FSIC’s funding costs, limit FSIC’s access to the capital markets or result in a decision by lenders not to extend credit to FSIC on terms FSIC deems acceptable. These events could prevent FSIC from increasing investments and harm FSIC’s operating results. Economic downturns or recessions may also result in a portfolio company’s failure to satisfy financial or operating covenants imposed by FSIC or other lenders, which could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize FSIC’s portfolio company’s ability to meet its obligations under the debt that FSIC holds and the value of any equity securities FSIC owns. FSIC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

A prolonged continuation of depressed oil and natural gas prices could negatively impact the energy and power industry and energy-related investments within FSIC’s investment portfolio.

Prices for oil and natural gas, which historically have been volatile and may continue to be volatile, may be subject to large fluctuations in response to relatively minor changes in the supply of and demand for oil and natural gas. A prolonged continuation of depressed oil and natural gas prices would adversely affect the credit quality and performance of certain of FSIC’s debt and equity investments in energy and power and related companies. A decrease in credit quality and performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect FSIC’s net asset value. Should a prolonged period of depressed oil and natural gas prices occur, the ability of certain of FSIC’s portfolio companies in the energy and power and related industries to satisfy financial or operating covenants imposed by FSIC or other lenders may be adversely affected, which could, in turn, negatively impact their financial condition and their ability to satisfy their debt service and other obligations. Likewise, should a prolonged period of depressed oil and natural gas prices occur, it is possible that the cash flow and profit generating capacity of these portfolio companies could also be adversely affected thereby negatively impacting their ability to pay FSIC dividends or distributions on FSIC’s investments.

Risks Related to FSIC’s Business and Structure

FSIC’s ability to achieve its investment objectives depends on the Advisor’s ability to manage and support FSIC’s investment process and if FSIC’s agreement with the Advisor were to be terminated, or if the Advisor loses any members of its senior management team, FSIC’s ability to achieve its investment objectives could be significantly harmed.

Because FSIC has no employees, it depends on the investment expertise, skill and network of business contacts of the Advisor. The Advisor evaluates, negotiates, structures, executes, monitors and services FSIC’s investments. FSIC’s future success depends to a significant extent on the continued service of the Advisor, as well as its senior management team. The departure of any members of the Advisor’s senior management team could have a material adverse effect on FSIC’s ability to achieve its investment objectives.

FSIC’s ability to achieve its investment objectives depends on the Advisor’s ability to identify, analyze, invest in, finance and monitor companies that meet FSIC’s investment criteria. The Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to FSIC, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve FSIC’s investment objectives, the Advisor may need to hire, train, supervise and manage new investment professionals to participate in FSIC’s investment selection and monitoring process. The Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support FSIC’s investment process could have a material adverse effect on FSIC’s business, financial condition and results of operations.

In addition, each of the Investment Advisory Agreement and Administration Agreement that the Advisor has entered into with FSIC, has termination provisions that allow the parties to terminate the agreements without penalty. The Investment Advisory Agreement and Administration Agreement may each be terminated at any time, without penalty, by the Advisor, upon 60 days’ notice to FSIC. If the Investment Advisory Agreement is terminated, it may adversely affect the quality of FSIC’s investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for FSIC to replace the Advisor. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing arrangement into which FSIC may enter, which could have a material adverse effect on FSIC’s business and financial condition.

The Advisor is a newly-formed investment adviser without a track record of acting as an investment adviser to a BDC, and any failure by the Advisor to manage and support FSIC’s investment process may hinder the achievement of FSIC’s investment objectives.

Because the Advisor is a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P., or FS Investments, and by KKR, the Advisor has no prior experience acting as an investment adviser to a BDC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs that do not apply to other investment vehicles. While KKR and affiliates of FS Investments have individually acted as investment advisers to BDCs previously, the Advisor’s lack of experience in managing a portfolio of assets under the constraints of the 1940 Act and the Code may hinder the Advisor’s ability to take advantage of attractive investment opportunities and, as a result, may adversely affect FSIC’s ability to achieve its investment objectives. FS Investments’ and KKR’s individual track records and achievements are not necessarily indicative of the future results they will achieve as a joint investment adviser. Accordingly, FSIC can offer no assurance that it will replicate the historical performance of other investment companies with which FS Investments and KKR have been affiliated, and FSIC cautions that its investment returns could be lower than the returns achieved by such other companies.

Because FSIC’s business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect FSIC’s business.

If the Advisor fails to maintain its existing relationships with private equity sponsors, investment banks and commercial banks on which it relies to provide FSIC with potential investment opportunities, or develop new relationships with other sponsors or sources of investment opportunities, FSIC may not be able to grow its investment portfolio. In addition, individuals with whom the Advisor has relationships generally are not obligated to provide FSIC with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for FSIC.

FSIC may face increasing competition for investment opportunities, which could delay deployment of its capital, reduce returns and result in losses.

FSIC competes for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle market private U.S. companies. Furthermore, the potentially changing regulatory landscape as a result of the presidential administration may increase the number of middle market investors. As a result of these new entrants, competition for investment opportunities in middle market private U.S. companies may intensify. Many of FSIC’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than FSIC does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to FSIC. In addition, some of FSIC’s competitors may have higher risk tolerances or different risk assessments than FSIC has. These characteristics could allow FSIC’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than FSIC is able to do. FSIC may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. If FSIC is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of FSIC’s competitive advantage stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of FSIC’s competitors in this target market could force FSIC to accept less attractive investment terms. Furthermore, many of FSIC’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on FSIC as a BDC.

FSIC’s Board may change FSIC’s operating policies and strategies without prior notice or stockholder approval.

FSIC’s Board has the authority to modify or waive FSIC’s current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Moreover, FSIC has significant investment flexibility within its investment strategies. Therefore, FSIC may invest its assets in ways with which investors may not agree. FSIC also cannot predict the effect any changes to its current operating policies, investment criteria and strategies would have on its business, net asset value, operating results and the value of its stock. However, the effects might be adverse, which could negatively impact FSIC’s ability to pay stockholders distributions and cause them to lose all or part of their investment.

Changes in laws or regulations governing FSIC’s operations or the operations of its business partners may adversely affect FSIC’s business or cause FSIC to alter its business strategy.

FSIC, its portfolio companies and its business partners are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments FSIC is permitted to make and the deductibility of interest expense by its portfolio companies, potentially with retroactive effect. In particular, over the last several years there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. New or repealed legislation, interpretations, rulings or regulations could require changes to certain business practices of FSIC or its portfolio companies, negatively impact the operations, cash flows or financial condition of FSIC or its portfolio companies, impose additional costs on FSIC or its portfolio companies or otherwise adversely affect FSIC’s business or the business of its portfolio companies. In addition, any changes to the laws and regulations governing FSIC’s operations, including with respect to permitted investments, may cause FSIC to alter its investment strategy to avail itself of new or different opportunities or make other changes to its business. Such changes could result in material differences to FSIC’s strategies and plans as set forth in this joint proxy statement/prospectus and may result in its investment focus shifting from the areas of expertise of the Advisor to other types of investments in which the Advisor may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on FSIC’s results of operations and the value of a stockholder’s investment.

The impact on FSIC of recent financial reform legislation, including the Dodd-Frank Act, is uncertain.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, or the “Dodd-Frank Act,” institutes a wide range of reforms that will have an impact on financial institutions. Many of the requirements called for in the Dodd-Frank Act are expected to be implemented over time, most of which will likely be subject to implementing regulations over the course of several years. However, the presidential administration has announced its intention to repeal, amend or replace certain portions of the Dodd-Frank Act and the regulations implemented thereunder. Given the uncertainty associated with the manner in which and whether the provisions of the Dodd-Frank Act will be implemented, repealed, amended or replaced, the full impact such requirements will have on FSIC’s business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act or any changes to the regulations already implemented thereunder may require FSIC to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact FSIC’s business, results of operations and financial condition. While FSIC cannot predict what effect any changes in the laws or regulations or their interpretations would have on FSIC as a result of recent financial reform legislation, these changes could be materially adverse to FSIC and its stockholders.

The SBCA Act allows FSIC to incur additional leverage.

On March 23, 2018, the Small Business Credit Availability Act (the “SBCA Act”) became law. The SBCA Act, among other things, amends Section 61(a) of the 1940 Act to add a new Section 61(a)(2) which reduces the asset coverage requirements for senior securities applicable to BDCs from 200% to 150% provided that certain disclosure and approval requirements are met. Before the reduced asset coverage requirements under Section 61(a)(2) are effective with respect to FSIC, the application of that section of the 1940 Act must be approved by either (1) a “required majority,” as defined in the Section 57(o) of the 1940 Act, of the FSIC Board or (2) a majority of votes cast at a special or annual meeting of FSIC’s stockholders.

Future legislation or rules could modify how FSIC treats derivatives and other financial arrangements for purposes of its compliance with the leverage limitations of the 1940 Act.

Future legislation or rules may modify how FSIC treats derivatives and other financial arrangements for purposes of its compliance with the leverage limitations of the 1940 Act. For example, the SEC proposed a new rule in December 2015 that is designed to enhance the regulation of the use of derivatives by registered investments companies and BDCs. While the adoption of the December 2015 rule is currently uncertain, the proposed rule, if adopted, or any future legislation or rules, may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to FSIC under the 1940 Act, which may be materially adverse to FSIC and its stockholders.

As a public company, FSIC is subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect FSIC.

As a public company, FSIC incurs legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the “Sarbanes-Oxley Act,” and other rules implemented by the SEC and the listing standards of the NYSE. FSIC’s management is required to report on FSIC’s internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. In particular, FSIC’s management is required to review on an annual basis FSIC’s internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in FSIC’s internal control over financial reporting. Section 404 of the Sarbanes-Oxley Act also generally requires an attestation from FSIC’s independent registered public accounting firm on the effectiveness of FSIC’s internal control over financial reporting.

FSIC incurs significant expenses in connection with its compliance with the Sarbanes-Oxley Act and other regulations applicable to public companies, which may negatively impact its financial performance and its ability to make distributions. Compliance with such regulations also requires a significant amount of FSIC’s management’s time and attention. For example, FSIC cannot be certain as to the timing of the completion of its Sarbanes-Oxley mandated evaluations, testings and remediation actions, if any, or the impact of the same on its operations, and FSIC may not be able to ensure that the process is effective or that its internal control over financial reporting is or will be deemed effective in the future. In the event that FSIC is unable to maintain an effective system of internal control and maintain compliance with the Sarbanes-Oxley Act and related rules, FSIC may be adversely affected.

FSIC may experience fluctuations in its quarterly results.

FSIC could experience fluctuations in its quarterly operating results due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities it acquires, the level of its expenses, variations in and the timing of fee income and the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in the markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

If FSIC, its affiliates and its and their respective third-party service providers are unable to maintain the availability of electronic data systems and safeguard the security of data, FSIC’s ability to conduct business may be compromised, which could impair FSIC’s liquidity, disrupt its business, damage its reputation or otherwise adversely affect its business.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. FSIC, its affiliates and its and their respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while FSIC has not experienced any material losses relating to cyber attacks or other information security breaches, FSIC could suffer such losses in the future. FSIC’s, its affiliates and its and their respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in FSIC’s operations or the operations of its affiliates and its and their respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect FSIC’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, FSIC may be required to expend significant additional resources to modify its protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

FSIC’s business and operations could be negatively affected if FSIC becomes subject to stockholder activism, which could cause FSIC to incur significant expense, hinder the execution of its investment strategy or impact its stock price.

Stockholder activism, which could take many forms, including making public demands that FSIC consider certain strategic alternatives for FSIC, engaging in public campaigns to attempt to influence FSIC’s corporate governance and/or its management, and commencing proxy contests to attempt to elect the activists’ representatives or others to the FSIC Board, or arise in a variety of situations, has been increasing in the BDC space recently. While FSIC is currently not subject to any stockholder activism, due to the potential volatility of FSIC’s stock price and for a variety of other reasons, FSIC may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and FSIC’s board of directors’ attention and resources from FSIC’s business. Additionally, such stockholder activism could give rise to perceived uncertainties as to FSIC’s future and adversely affect FSIC’s relationships with service providers and FSIC’s portfolio companies. Also, FSIC may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, FSIC’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Risks Related to the Advisor and Its Affiliates

The Advisor and its affiliates, including FSIC’s officers and some of its directors, face conflicts of interest as a result of compensation arrangements between FSIC and the Advisor, which could result in actions that are not in the best interests of FSIC’s stockholders.

The Advisor and its affiliates receive substantial fees from FSIC in return for their services, and these fees could influence the advice provided to FSIC. FSIC pays to the Advisor an incentive fee that is based on the performance of FSIC’s portfolio and an annual base management fee that is based on the average weekly value of FSIC’s gross assets. Because the incentive fee is based on the performance of FSIC’s portfolio, the Advisor may be incentivized to make investments on FSIC’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Advisor to use leverage to increase the return on FSIC’s investments. In addition, because the base management fee is based upon the average weekly value of FSIC’s gross assets, which includes any borrowings for investment purposes, the Advisor may be incentivized to recommend the use of leverage or the issuance of additional equity to make additional investments and increase the average weekly value of FSIC’s gross assets. Under certain circumstances, the use of leverage may increase the likelihood of default, which could disfavor holders of FSIC Common Stock. FSIC’s compensation arrangements could therefore result in FSIC making riskier or more speculative investments, or relying more on leverage to make investments, than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.

FSIC may be obligated to pay the Advisor incentive compensation on income that FSIC has not received.

Any incentive fee payable by FSIC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. the Advisor is not under any obligation to reimburse FSIC for any part of the incentive fee it received that was based on accrued income that FSIC never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in FSIC paying an incentive fee on income FSIC never received.

For U.S. federal income tax purposes, FSIC is required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which FSIC does not receive a corresponding payment in cash. Under such circumstances, FSIC may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that FSIC is required to pay an incentive fee with respect to such accrued income. As a result, FSIC may have to sell some of its investments at times and/or at prices FSIC would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If FSIC is not able to obtain cash from other sources, FSIC may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

There may be conflicts of interest related to obligations the Advisor’s senior management and investment teams have to FSIC’s affiliates and to other clients.

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as FSIC does, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to the other BDCs in the Fund Complex, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in FSIC’s best interests or in the best interest of

FSIC’s stockholders. FSIC’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, FSIC relies on the Advisor to manage FSIC’s day-to-day activities and to implement its investment strategy. The Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to FSIC. As a result of these activities, the Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between FSIC and other activities in which they are or may become involved, including the management of other entities affiliated with FS Investments or KKR. The Advisor and its employees will devote only as much of its or their time to FSIC’s business as the Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

The time and resources that individuals employed by the Advisor devote to FSIC may be diverted and FSIC may face additional competition due to the fact that individuals employed by the Advisor are not prohibited from raising money for or managing another entity that makes the same types of investments that FSIC targets.

Neither the Advisor, nor individuals employed by the Advisor, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those FSIC targets. As a result, the time and resources that these individuals may devote to FSIC may be diverted. In addition, FSIC may compete with any such investment entity for the same investors and investment opportunities.

The Advisor’s liability is limited under each of the Investment Advisory Agreement and the Administration Agreement, and FSIC is required to indemnify it against certain liabilities, which may lead it to act in a riskier manner on FSIC’s behalf than it would when acting for its own account.

Pursuant to each of the Investment Advisory Agreement and the Administration Agreement, the Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor will not be liable to FSIC for their acts under the Investment Advisory Agreement or the Administration Agreement, as applicable, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. FSIC has agreed to indemnify, defend and protect the Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor with respect to all damages, liabilities, costs and expenses resulting from acts of the Advisor not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties under the Investment Advisory Agreement or the Administration Agreement, as applicable. These protections may lead the Advisor to act in a riskier manner when acting on FSIC’s behalf than it would when acting for its own account.

Risks Related to Business Development Companies

Failure to maintain FSIC’s status as a BDC would reduce FSIC’s operating flexibility.

If FSIC does not remain a BDC, FSIC might be regulated as a closed-end investment company under the 1940 Act, which would subject FSIC to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease FSIC’s operating flexibility.

FSIC is uncertain of its sources for funding its future capital needs and if FSIC cannot obtain debt or equity financing on acceptable terms, or at all, FSIC’s ability to acquire investments and to expand its operations will be adversely affected.

Any working capital reserves FSIC maintains may not be sufficient for investment purposes, and FSIC may require debt or equity financing to operate. FSIC may also need to access the capital markets to refinance existing debt obligations to the extent maturing obligations are not repaid with cash flows from operations. In order to maintain RIC tax treatment, FSIC must distribute distributions to its stockholders each tax year on a timely basis generally of an amount at least equal to 90% of FSIC’s investment company taxable income, determined without regard to any deduction for distributions paid, and the amounts of such distributions will therefore not be available to fund investment originations or to repay maturing debt. In addition, with certain limited exceptions, FSIC is only allowed to borrow amounts or issue debt securities or preferred stock, which is referred to collectively as “senior securities,” such that FSIC’s asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict FSIC’s ability to borrow or issue debt securities or preferred stock. In the event that FSIC develops a need for additional capital in the future for investments or for any other reason, and FSIC cannot obtain debt or equity financing on acceptable terms, or at all, FSIC’s ability to acquire investments and to expand its operations will be adversely affected. As a result, FSIC would be less able to allocate its portfolio among various issuers and industries and achieve its investment objectives, which may negatively impact FSIC’s results of operations and reduce its ability to make distributions to its stockholders.

The requirement that FSIC invests a sufficient portion of its assets in qualifying assets could preclude it from investing in accordance with its current business strategy; conversely, the failure to invest a sufficient portion of its assets in qualifying assets could result in FSIC’s failure to maintain its status as a BDC.

As a BDC, FSIC may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of FSIC’s total assets are qualifying assets. Therefore, FSIC may be precluded from investing in what FSIC believes are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent FSIC from making additional investments in existing portfolio companies, which could result in the dilution of FSIC’s position, or could require FSIC to dispose of investments at an inopportune time to comply with the 1940 Act. If FSIC were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Conversely, if FSIC fails to invest a sufficient portion of its assets in qualifying assets, FSIC could lose its status as a BDC, which would subject it to substantially more regulatory restrictions and significantly decrease FSIC’s operating flexibility.

Regulations governing FSIC’s operation as a BDC and a RIC will affect its ability to raise, and the way in which it raises, additional capital or borrow for investment purposes, which may have a negative effect on its growth.

As a result of FSIC’s need to satisfy the annual distribution requirement in order to maintain RIC tax treatment under Subchapter M of the Code, FSIC may need to periodically access the capital markets to raise cash to fund new investments. FSIC may issue “senior securities,” as defined in the 1940 Act, including issuing preferred stock, borrowing money from banks or other financial institutions, or issuing debt securities only in amounts such that FSIC’s asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. FSIC’s ability to issue certain other types of securities is also limited. Under the 1940 Act, FSIC is also generally prohibited from issuing or selling its common stock at a price per share, after deducting underwriting commissions, that is below its net asset value per share, without first obtaining approval for such issuance from FSIC’s stockholders and independent directors. Compliance with these limitations on FSIC’s ability to raise capital may unfavorably limit FSIC’s investment opportunities. These limitations may also reduce FSIC’s ability in comparison to other companies to profit from favorable spreads between the rates at which FSIC can borrow and the rates at which FSIC can lend.

In addition, because FSIC incurs indebtedness for investment purposes, if the value of FSIC’s assets declines, FSIC may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit FSIC from paying distributions and, as a result, could cause FSIC to be subject to corporate-level tax on FSIC’s income and capital gains, regardless of the amount of distributions paid. If FSIC cannot satisfy the asset coverage test, FSIC may be required to sell a portion of its investments and, depending on the nature of its debt financing, repay a portion of its indebtedness at a time when such sales may be disadvantageous.

FSIC’s ability to enter into transactions with its affiliates is restricted.

FSIC is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the independent members of its board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of FSIC’s outstanding voting securities will be FSIC’s affiliate for purposes of the 1940 Act, and FSIC will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the FSIC Board. The 1940 Act also prohibits certain “joint” transactions with certain of FSIC’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of the FSIC Board and, in some cases, the SEC. In an order dated April 3, 2018, the SEC granted exemptive relief permitting FSIC, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR, with FSIC’s co-investment affiliates. If a person acquires more than 25% of FSIC’s voting securities, FSIC will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons to the extent not covered by the exemptive relief, absent the prior approval of the SEC. Similar restrictions limit FSIC’s ability to transact business with FSIC’s officers or directors or their respective affiliates. As a result of these restrictions, FSIC may be prohibited from buying or selling any security from or to any portfolio company of a fund managed by the Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to FSIC.

Risks Related to FSIC’s Investments

FSIC’s investments in prospective portfolio companies may be risky, and FSIC could lose all or part of its investment.

FSIC’s investments in senior secured loans, second lien secured loans, senior secured bonds, subordinated debt and equity of private U.S. companies, including middle market companies, may be risky and there is no limit on the amount of any such investments in which FSIC may invest.

Senior Secured Loans, Second Lien Secured Loans and Senior Secured Bonds. There is a risk that any collateral pledged by portfolio companies in which FSIC has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent FSIC’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, FSIC’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien secured debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien secured debt is paid. Consequently, the fact that debt is secured does not guarantee that FSIC will receive principal and interest payments according to the debt’s terms, or at all, or that FSIC will be able to collect on the debt should FSIC be forced to enforce its remedies.

Subordinated Debt. FSIC’s subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect FSIC’s investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject FSIC and its stockholders to non-cash income. Because FSIC will not receive any principal repayments prior to the maturity of some of its subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. FSIC may make select equity investments. In addition, in connection with its debt investments, FSIC on occasion receives equity interests such as warrants or options as additional consideration. The equity interests FSIC receives may not appreciate in value and, in fact, may decline in value. Accordingly, FSIC may not be able to realize gains from its equity interests, and any gains that FSIC does realize on the disposition of any equity interests may not be sufficient to offset any other losses FSIC experiences.

Non-U.S. Securities. FSIC may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies and securities of companies in emerging markets, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, FSIC would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations. In addition, investing in securities of companies in emerging markets involves many risks, including potential inflationary economic environments, regulation by foreign governments, different accounting standards, political uncertainties and economic, social, political, financial, tax and security conditions in the applicable emerging market, any of which could negatively affect the value of companies in emerging markets or investments in their securities.

Below Investment Grade Risk. In addition, FSIC invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on FSIC’s operating results.

Investments in middle market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

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may have limited financial resources and may be unable to meet their obligations under their debt securities that FSIC holds, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of FSIC realizing any guarantees it may have obtained in connection with its investment;

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have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on FSIC’s portfolio company and, in turn, on FSIC;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, FSIC’s executive officers and directors and members of the Advisor may, in the ordinary course of business, may be named as defendants in litigation arising from FSIC’s investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

FSIC’s portfolio companies may incur debt that ranks equally with, or senior to, FSIC’s investments in such companies.

FSIC’s portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which FSIC invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which FSIC is entitled to receive payments with respect to the debt instruments in which FSIC invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to FSIC’s investment in that portfolio company would typically be entitled to receive payment in full before FSIC receives any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to FSIC. In the case of debt ranking equally with debt instruments in which FSIC invests, FSIC would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where FSIC’s debt investments could be subordinated to claims of other creditors or FSIC could be subject to lender liability claims.

If one of FSIC’s portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which FSIC actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize FSIC’s debt investment and subordinate all or a portion of FSIC’s claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, FSIC’s legal rights may be subordinated to other creditors. FSIC may also be subject to lender liability claims for actions taken by it with respect to a borrower’s business or in instances where FSIC exercises control over the borrower or renders significant managerial assistance.

Second priority liens on collateral securing debt investments that FSIC makes to its portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and FSIC.

Certain debt investments that FSIC makes in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before FSIC. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then FSIC, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.

The rights FSIC may have with respect to the collateral securing the debt investments it makes in its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that FSIC enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. FSIC may not have the ability to control or direct such actions, even if its rights are adversely affected.

FSIC’s investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.

When investing in CLOs, FSIC may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that FSIC may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, FSIC will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments FSIC makes in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

FSIC generally will not control its portfolio companies.

FSIC does not expect to control most of its portfolio companies, even though it may have board representation or board observation rights, and FSIC’s debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, FSIC is subject to the risk that a portfolio company in which it invests may make business decisions with which FSIC disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve FSIC’s interests as debt investors. Due to the lack of liquidity for FSIC’s investments in non-traded companies, FSIC may not be able to dispose of its interests in its portfolio companies as readily as FSIC would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of FSIC’s portfolio holdings.

Declines in market values or fair market values of FSIC’s investments could result in significant net unrealized depreciation of FSIC’s portfolio, which in turn would reduce FSIC’s net asset value.

Under the 1940 Act, FSIC is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of the FSIC Board. While most of FSIC’s investments are not publicly traded, applicable accounting standards require FSIC to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if FSIC plans on holding an investment through its maturity) and impairments of the market values or fair market values of FSIC’s investments, even if unrealized, must be reflected in its financial statements for the applicable period as unrealized depreciation, which could result in a significant reduction to FSIC’s net asset value for a given period.

A significant portion of FSIC’s investment portfolio is and will be recorded at fair value as determined in good faith by the FSIC Board and, as a result, there is and will be uncertainty as to the value of FSIC’s portfolio investments.

Under the 1940 Act, FSIC is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by the FSIC Board. There is not a public market for the securities of the privately held companies in which FSIC invests. Most of FSIC’s investments are not publicly traded or actively traded on a secondary market but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors or are not traded at all. As a result, FSIC values these securities quarterly at fair value as determined in good faith by the FSIC Board.

Certain factors that may be considered in determining the fair value of FSIC’s investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, FSIC’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, FSIC’s fair value determinations may cause its net asset value on a given date to materially understate or overstate the value that FSIC may ultimately realize upon the sale of one or more of its investments.

FSIC is exposed to risks associated with changes in interest rates.

FSIC is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on FSIC’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on FSIC’s investment objectives, its rate of return on invested capital and its ability to service its debt and make distributions to its stockholders. In addition, an increase in interest rates would make it more expensive for FSIC to use debt for its financing needs, if any.

FSIC’s investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of FSIC’s investments, even if unrealized, must be reflected in FSIC’s financial statements for the applicable period and may therefore have a material adverse effect on its results of operations for that period.

Because FSIC incurs indebtedness to make investments, its net investment income is dependent, in part, upon the difference between the rate at which it borrows funds or pays interest on outstanding debt securities and the rate at which it invests these funds. An increase in interest rates would make it more expensive to use debt to finance FSIC’s investments or to refinance its current financing arrangements. In addition, certain of FSIC’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, FSIC’s cost of funds will increase, which could materially reduce its net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on FSIC’s current investments could also adversely impact its net investment income.

FSIC has and may continue to structure the majority of its debt investments with floating interest rates to position its portfolio for rate increases. However, there can be no assurance that this will successfully mitigate FSIC’s exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, FSIC’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of the London Interbank Offered Rate, or LIBOR, by the end of 2021. Because the statements made by the head of the United Kingdom Financial Conduct Authority are recent in nature, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on FSIC’s cost of capital and net investment income cannot yet be determined.

FSIC may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

However, these activities may limit FSIC’s ability to participate in the benefits of lower interest rates with respect to the hedged portion of its portfolio. FSIC also has limited experience in entering into hedging transactions, and it will initially have to develop such expertise or arrange for such expertise to be provided. Adverse developments resulting from hedging transactions could have a material adverse effect on FSIC’s business, financial condition, results of operations and cash flows.

Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to FSIC’s debt investments, an increase in interest rates would make it easier for FSIC to meet or exceed the incentive fee hurdle rate in the Investment Advisory Agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.

A covenant breach by FSIC’s portfolio companies may harm its operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by FSIC or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that FSIC holds. FSIC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

FSIC’s portfolio companies may be highly leveraged.

Some of FSIC’s portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to FSIC as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

FSIC may not realize gains from its equity investments.

Certain investments that FSIC may make may include equity related securities, such as rights and warrants that may be converted into or exchanged for common stock or the cash value of the common stock. In addition, FSIC may make direct equity investments in portfolio companies. The equity interests FSIC receives may not appreciate in value and, in fact, may decline in value. Accordingly, FSIC may not be able to realize gains from its equity interests and any gains that FSIC does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences. FSIC may also be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow FSIC to sell the underlying equity interests. FSIC may be unable to exercise any put rights it acquires, which grants FSIC the right to sell its equity securities back to the portfolio company, for the consideration provided in its investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

FSIC’s investments are primarily in privately held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that FSIC holds. Second, the investments themselves often may be illiquid. The securities of most of the companies in which FSIC invests are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, FSIC may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, in a restructuring, FSIC may receive substantially different securities than FSIC’s original investment in a portfolio company, including securities in a different part of the capital structure. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. FSIC must therefore rely on the ability of the Advisor to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If FSIC is unable to uncover all material information about these companies, FSIC may not make a fully informed investment decision, and FSIC may lose money on its investments. See “Business of FS Investments—Characteristics of and Risks Related to Investments in Private Companies.”

A lack of liquidity in certain of FSIC’s investments may adversely affect FSIC’s business.

FSIC invests in certain companies whose securities are not publicly-traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly-traded securities. The illiquidity of certain of FSIC’s investments may make it difficult for FSIC to sell these investments when desired. In addition, if FSIC is required to liquidate all or a portion of its portfolio quickly, FSIC may realize significantly less than the value at which FSIC had previously recorded these investments. The reduced liquidity of FSIC’s investments may make it difficult for FSIC to dispose of them at a favorable price or at all, and, as a result, FSIC may suffer losses.

FSIC may not have the funds or ability to make additional investments in its portfolio companies.

FSIC may not have the funds or ability to make additional investments in its portfolio companies. After FSIC’s initial investment in a portfolio company, FSIC may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that FSIC will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on FSIC’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for FSIC to increase its participation in a successful operation or may reduce the expected return on the investment.

Prepayments of FSIC’s debt investments by its portfolio companies could adversely impact FSIC’s results of operations and reduce its return on equity.

FSIC is subject to the risk that the investments it make in its portfolio companies may be repaid prior to maturity. When this occurs, FSIC will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and FSIC could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, FSIC’s results of operations could be materially adversely affected if one or more of its portfolio companies elect to prepay amounts owed to FSIC. Additionally, prepayments, net of prepayment fees, could negatively impact FSIC’s return on equity.

FSIC’s investments may include original issue discount and payment-in-kind instruments.

To the extent that FSIC invests in original issue discount or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of FSIC’s income, FSIC will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

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the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

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original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

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an election to defer PIK interest payments by adding them to the principal on such instruments increases FSIC’s future investment income which increases FSIC’s gross assets and, as such, increases the Advisor’s future base management fees which, thus, increases the Advisor’s future income incentive fees at a compounding rate;

•

market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•

even if the conditions for income accrual under Generally Accepted Accounting Principles (“GAAP”) are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

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for accounting purposes, cash distributions to investors representing original issue discount income are not derived from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

•	recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes;

•

the required recognition of PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of FSIC’s investment company taxable income that may require cash distributions to stockholders in order to maintain FSIC’s ability to be subject to tax as a RIC; and

•	original issue discount may create a risk of non-refundable cash payments to the Advisor based on non-cash accruals that may never be realized.

FSIC may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose FSIC to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

FSIC may from time to time enter into total return swaps, credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the reference security or other asset. Because these transactions are not an acquisition of the reference security or other asset itself, the investor has no right directly to enforce compliance with the terms of the reference security or other asset and has no voting or other consensual rights of ownership with respect to the reference security or other asset. In the event of insolvency of a counterparty, FSIC will be treated as a general creditor of the counterparty and will have no claim of title with respect to the reference security or other asset.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the reference security or other assets underlying the total return swap during a specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the total return swap and the debt obligations underlying the total return swap. In addition, FSIC may incur certain costs in connection with a total return swap that could in the aggregate be significant.

A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if FSIC sells credit protection using a credit default swap, FSIC will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, FSIC will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to FSIC. Generally, if FSIC buys credit protection using a credit default swap, FSIC will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, FSIC will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay FSIC par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection. Credit default swaps are subject to the credit risk of the underlying issuer. If FSIC is selling credit protection, there is a risk that FSIC will not properly assess the risk of the underlying issuer, a credit event will occur and FSIC will have to pay the counterparty. If FSIC is buying credit protection, there is a risk that FSIC will not properly assess the risk of the underlying issuer, no credit event will occur and FSIC will receive no benefit for the premium paid.

A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that FSIC will not be able to meet its obligations to the counterparty. In some cases, FSIC may post collateral to secure its obligations to the counterparty, and FSIC may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to FSIC. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.

Risks Related to Debt Financing

FSIC currently incurs indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in FSIC Common Stock and may increase the risk of investing in FSIC Common Stock.

The use of borrowings and other types of financing, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in FSIC Common Stock. When FSIC uses leverage to partially finance FSIC’s investments, through borrowing from banks and other lenders or issuing debt securities, FSIC, and therefore its stockholders, will experience increased risks of investing in FSIC Common Stock. Any lenders and debt holders would have fixed dollar claims on FSIC’s assets that are senior to the claims of FSIC’s stockholders. If the value of FSIC’s assets increases, then leverage would cause the net asset value attributable to FSIC Common Stock to increase more sharply than it would have had

FSIC not utilized leverage. Conversely, if the value of FSIC’s assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had FSIC not utilized leverage. Similarly, any increase in FSIC’s income in excess of interest payable on FSIC’s indebtedness would cause FSIC’s net investment income to increase more than it would without leverage, while any decrease in FSIC’s income would cause net investment income to decline more sharply than it would have had FSIC not utilized leverage. Such a decline could negatively affect FSIC’s ability to make distributions to stockholders. Leverage is generally considered a speculative investment technique.

In addition, the decision to utilize leverage will increase FSIC’s assets and, as a result, will increase the amount of base management fees payable to the Advisor. See “Risks Related to the Advisor and its Affiliates—the Advisor, and its affiliates, including FSIC’s officers and some of FSIC’s directors, face conflicts of interest as a result of compensation arrangements between FSIC and the Advisor, which could result in actions that are not in the best interests of FSIC’s stockholders.”

Illustration. The following table illustrates the effect of leverage on returns from an investment in shares of FSIC Common Stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $3.9 billion in total assets, (ii) a weighted average cost of funds of 4.64%, (iii) $2.0 billion in debt outstanding (i.e., assumes that the full $2.0 billion available to FSIC as of June 30, 2018 under FSIC’s financing arrangements as of such date is outstanding) and (iv) $2.1 billion in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on FSIC’s Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to FSIC. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to FSIC in order to determine the return available to stockholders. The return available to stockholders is then divided by FSIC’s stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on FSIC’s Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to stockholders	(22.50)%	(13.40)%	(4.31)%	4.78%	13.88%

Similarly, assuming (i) $3.9 billion in total assets, (ii) a weighted average cost of funds of 4.64% and (iii) $2.0 billion in debt outstanding (i.e., assuming that the full $2.0 billion available to FSIC as of June 30, 2018 under the financing arrangements as of such date is outstanding), FSIC’s assets would need to yield an annual return (net of expenses) of approximately 2.37% in order to cover the annual interest payments on FSIC’s outstanding debt.

The agreements governing FSIC’s debt financing arrangements contain, and agreements governing future debt financing arrangements may contain, various covenants which, if not complied with, could have a material adverse effect on FSIC’s ability to meet its investment obligations and to pay distributions to its stockholders.

The agreements governing certain of FSIC’s debt financing arrangements contain, and agreements governing future debt financing arrangements may contain, certain financial and operational covenants. These covenants require FSIC and FSIC’s subsidiaries to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. Compliance with these covenants depends on many factors, some of which are beyond FSIC’s and their control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in FSIC’s and FSIC’s subsidiaries’ portfolios may increase in the future and could result in non-compliance with certain covenants, or FSIC’s taking actions which could disrupt FSIC’s business and impact FSIC’s ability to meet FSIC’s investment objectives.

There can be no assurance that FSIC and FSIC’s subsidiaries will continue to comply with the covenants under FSIC’s financing arrangements. Failure to comply with these covenants could result in a default which, if FSIC and FSIC’s subsidiaries were unable to obtain a waiver, consent or amendment from the debt holders, could accelerate repayment under any or all of FSIC’s and their debt instruments and thereby force FSIC to liquidate investments at a disadvantageous time and/or at a price which could result in losses, or allow FSIC’s lenders to sell assets pledged as collateral under FSIC’s financing arrangements in order to satisfy amounts due thereunder. These occurrences could have a material adverse impact on FSIC’s liquidity, financial condition, results of operations and ability to pay distributions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of FSIC’s debt financings.

Risks Related to an Investment in FSIC Common Stock

There is a risk that investors in FSIC Common Stock may not receive distributions.

FSIC cannot assure stockholders that it will achieve investment results that will allow it to make a specified level of cash distributions. All distributions will be paid at the discretion of the FSIC Board and will depend on FSIC’s earnings, its net investment income, its financial condition, maintenance of its RIC status, compliance with applicable BDC regulations and such other factors as the FSIC Board may deem relevant from time to time. Furthermore, FSIC is permitted to issue senior securities, including multiple classes of debt and one class of stock senior to shares of FSIC Common Stock. If any such senior securities are outstanding, FSIC is prohibited from paying distributions to holders of shares of FSIC Common Stock unless it meets the applicable asset coverage ratios at the time of distribution. As a result, FSIC may be limited in its ability to make distributions. See “Regulation of FS Investments—Senior Securities.”

FSIC’s distribution proceeds may exceed its earnings. Therefore, portions of the distributions that FSIC makes may represent a return of capital to stockholders, which will lower their tax basis in their shares of common stock.

The tax treatment and characterization of FSIC’s distributions may vary significantly from time to time due to the nature of FSIC’s investments. The ultimate tax characterization of FSIC’s distributions made during a tax year may not finally be determined until after the end of that tax year. FSIC may make distributions during a tax year that exceed its investment company taxable income and net capital gains for that tax year. In such a situation, the amount by which FSIC’s total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a stockholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from FSIC’s investment activities. Moreover, FSIC may pay all or a substantial portion of its distributions from the proceeds of the sale of shares of FSIC Common Stock or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in FSIC’s shares, which may result in increased tax liability to stockholders when they sell such shares.

FSIC’s shares of common stock may trade at a discount to net asset value, and such discount may be significant.

Shares of closed-end investment companies, including BDCs, may trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that FSIC’s net asset value per share may decline. It is not possible to predict whether shares of FSIC Common Stock will trade at, above, or below net asset value. In the recent past, including during much of 2009, the stocks of BDCs as an industry traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. If FSIC Common Stock is trading at a price below its net asset value per share, FSIC will generally not be able to issue additional shares of FSIC Common Stock at their market price without first obtaining approval for such issuance from its stockholders and its independent directors. In past years, FSIC obtained the approval of its stockholders to issue shares of FSIC Common Stock at prices below the then-current net asset value of FSIC Common Stock, subject to certain conditions, during the twelve-month periods beginning on the dates of such approvals. The current authorization expires on July 27, 2018. FSIC is again seeking the approval of its stockholders pursuant to the Share Issuance Proposal to issue shares of FSIC Common Stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. However, FSIC may not obtain the necessary approvals to sell shares of FSIC Common Stock below net asset value after July 27, 2018. In addition, FSIC will not sell shares of FSIC Common Stock at a price below the then-current net asset value per share pursuant to stockholder approval under this joint proxy statement/prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement of which this joint proxy statement/prospectus forms a part, if such offering will result in greater than 15% dilution in the aggregate to existing stockholder net asset value. For additional information regarding this limitation, see “FSIC Proposal 3: Authorization to Offer and Sell Shares of Common Stock Below Net Asset Value.”

FSIC may pay distributions from offering proceeds, borrowings or the sale of assets to the extent FSIC’s cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

FSIC may fund distributions from the uninvested proceeds of a securities offering and borrowings, and FSIC has not established limits on the amount of funds FSIC may use from such proceeds or borrowings to make any such distributions. FSIC has paid and may continue to pay distributions from the sale of assets to the extent distributions exceed its earnings or cash flows from operations. Distributions from offering proceeds or from borrowings could reduce the amount of capital FSIC ultimately invest in its portfolio companies.

A stockholder’s interest in FSIC will be diluted if FSIC issues additional shares, which could reduce the overall value of an investment in FSIC.

FSIC’s investors do not have preemptive rights to any shares FSIC issues in the future. The FSIC Charter authorizes FSIC to issue 450,000,000 shares of FSIC Common Stock. Pursuant to the FSIC Charter, a majority of the FSIC Board may amend the FSIC Charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, the FSIC Board may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to FSIC’s independent directors or employees of the Advisor. To the extent FSIC issues additional equity interests after an investor purchases its shares, an investor’s percentage ownership interest in FSIC will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of FSIC’s investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Stockholders may experience dilution in their ownership percentage if they do not participate in FSIC’s distribution reinvestment plan.

Stockholders who do not participate in FSIC’s distribution reinvestment plan may experience accretion to the net asset value of their shares if FSIC’s shares are trading at a premium to net asset value and dilution if FSIC’s shares are trading at a discount to net asset value. The level of accretion or discount would depend on various factors, including the proportion of FSIC’s stockholders who participate in the plan, the level of premium or discount at which FSIC’s shares are trading and the amount of the distribution payable to a stockholder.

Certain provisions of the FSIC Charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of FSIC Common Stock.

The Maryland General Corporation Law, or the MGCL, and the FSIC Charter and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of FSIC or the removal of its incumbent directors. Under the Business Combination Act of the MGCL, certain business combinations between FSIC and an “interested stockholder” (defined generally to include any person who beneficially owns 10% or more of the voting power of FSIC’s outstanding shares) or an affiliate thereof is prohibited for five years and thereafter is subject to special stockholder voting requirements, to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, the FSIC Board has adopted a resolution exempting from the Business Combination Act any business combination between FSIC and any person to the extent that such business combination receives the prior approval of the FSIC Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. Under the Control Share Acquisition Act of the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. FSIC’s bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of FSIC Common Stock, but such provision may be repealed at any time (before or after a control share acquisition). However, FSIC will amend its bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if the FSIC Board determines that it would be in FSIC’s best interests and if the staff of the SEC does not object to FSIC’s determination that it being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The Business Combination Act (if the FSIC Board should repeal the resolution) and the Control Share Acquisition Act (if FSIC amends its bylaws to be subject to that Act) may discourage others from trying to acquire control of FSIC and increase the difficulty of consummating any offer.

FSIC has also adopted measures that may make it difficult for a third-party to obtain control of it, including provisions of its charter: (a) classifying the FSIC Board into three classes serving staggered three-year terms, (b) providing that a director may be removed only for cause and only by vote of at least two-thirds of the votes entitled to be cast, and (c) authorizing the FSIC Board to (i) classify or reclassify shares of FSIC stock into one or more classes or series, (ii) cause the issuance of additional shares of FSIC stock, and (iii) amend the FSIC Charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that FSIC has authority to issue. These provisions, as well as other provisions of the FSIC Charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in the best interest of FSIC’s stockholders.

The net asset value of FSIC Common Stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of FSIC Common Stock may be significantly affected by numerous factors, some of which are beyond FSIC’s control and may not be directly related to FSIC’s operating performance. These factors include: (i) changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs; (ii) loss of RIC or BDC status; (iii) changes in earnings or variations in operating results; (iv) changes in the value of FSIC’s portfolio of investments; (v) changes in accounting guidelines governing valuation of FSIC’s investments; (vi) any shortfall in revenue or net income or any increase in losses from levels expected by investors; (vii) departure of FSIC’s investment adviser or certain of its key personnel; (viii) general economic trends and other external factors; and (ix) loss of a major funding source.

The market price of FSIC Common Stock may fluctuate significantly.

The market price and liquidity of the market for shares of FSIC Common Stock may be significantly affected by numerous factors, some of which are beyond FSIC’s control and may not be directly related to its operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in FSIC’s sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	loss of FSIC’s BDC or RIC status;

•	changes in FSIC’s earnings or variations in its operating results;

•	changes in the value of FSIC’s portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of the Advisor’s key personnel;

•	operating performance of companies comparable to FSIC;

•	short-selling pressure with respect to shares of FSIC Common Stock or BDCs generally;

•	future sales of FSIC’s securities convertible into or exchangeable or exercisable for shares of FSIC Common Stock or the conversion of such securities;

•	uncertainty surrounding the strength of the economy;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If the market price of FSIC Common Stock fluctuates significantly, FSIC may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from FSIC’s business.

If FSIC issues preferred stock, debt securities or convertible debt securities, the net asset value and market value of FSIC Common Stock may become more volatile.

FSIC cannot assure you that the issuance of preferred stock, debt securities or convertible debt securities would result in a higher yield or return to the holders of FSIC Common Stock. The issuance of preferred stock, debt securities or convertible debt securities would likely cause the net asset value and market value of FSIC Common Stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on FSIC’s investment portfolio, the benefit of leverage to the holders of FSIC Common Stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on FSIC’s portfolio, the use of leverage would result in a lower rate of return to the holders of FSIC Common Stock than if FSIC had not issued the preferred stock or debt securities. Any decline in the net asset value of FSIC’s investment would be borne entirely by the holders of FSIC Common Stock. Therefore, if the market value of FSIC’s portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of FSIC Common Stock than if FSIC was not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for FSIC Common Stock.

There is also a risk that, in the event of a sharp decline in the value of FSIC’s net assets, FSIC would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or its current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, FSIC might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, FSIC would pay (and the holders of FSIC Common Stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of FSIC Common Stock and may at times have disproportionate influence over FSIC’s affairs.

Holders of any preferred stock that FSIC may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of FSIC Common Stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair FSIC’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes.

FSIC may again obtain the approval of its stockholders to issue shares of FSIC Common Stock at prices below the then-current net asset value per share of FSIC Common Stock, and any such issuance could materially dilute FSIC’s stockholders’ interest in FSIC Common Stock and reduce FSIC’s net asset value per share.

In past years, FSIC obtained the approval of its stockholders to issue shares of FSIC Common Stock at prices below the then-current net asset value of FSIC Common Stock, subject to certain conditions, during the twelve-month periods beginning on the dates of such approvals. The current authorization expires on July 27, 2018. FSIC is again seeking the approval of its stockholders pursuant to the Share Issuance Proposal to issue shares of FSIC Common Stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. If such approval is obtained, it may allow FSIC to access the capital markets in a way that FSIC is typically unable to do as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act.

Any sale or other issuance of shares of FSIC Common Stock at a price below net asset value per share would result in an immediate dilution to FSIC Common Stock and a reduction of FSIC’s net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in FSIC’s earnings and assets and voting interest in FSIC than the increase in FSIC’s assets resulting from such issuance. Because the number of future shares of FSIC Common Stock that may be issued below FSIC’s net asset value per share and the price and timing of such issuances are not currently known, FSIC cannot predict the actual dilutive effect of any such issuance nor can FSIC predict the resulting reduction in FSIC’s net asset value per share, however, such effects may be material. FSIC undertake to describe the material risks and dilutive effects of any offering that FSIC make at a price below FSIC’s then-current net asset value in the future in a prospectus supplement issued in connection with any such offering.

Risks Related to U.S. Federal Income Tax

FSIC will be subject to corporate-level income tax if it is unable to qualify as a RIC under Subchapter M of the Code or to satisfy the RIC annual distribution requirements.

Besides maintaining FSIC’s election to be treated as a BDC under the 1940 Act, in order for FSIC to qualify as a RIC under Subchapter M of the Code, FSIC must meet the following income source and asset diversification requirements. See “Certain Material U.S. Federal Income Tax Considerations of the Merger—U.S. Federal Income Taxation of an Investment in FSIC Common Stock—Taxation as a RIC.”

•	The 90% income test will be satisfied if FSIC earns at least 90% of its gross income for each tax year from dividends, interest, gains from the sale of securities or similar sources.

•	The Diversification Tests (as defined later in this joint proxy statement/prospectus) will be satisfied if FSIC meets certain asset diversification requirements at the end of each quarter of its tax year. To satisfy these requirements, at least 50% of the value of FSIC’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such securities of any one issuer do not represent more than 5% of the value of FSIC’s assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of FSIC’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by FSIC and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in FSIC having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of FSIC’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

•

In any tax year in which FSIC qualifies as a RIC, in order for FSIC to be able to be subject to tax as a RIC, FSIC is required to meet an annual distribution requirement. The annual distribution requirement for RIC tax treatment will be satisfied if FSIC distributes to its stockholders, for each tax year, dividends of an amount generally at least equal to the sum of 90% of its investment company taxable income, which is generally the sum of FSIC’s ordinary net income and realized net short-term capital gains in excess of realized net long-term capital losses, without regard to any deduction for dividends paid. Because FSIC may use debt financing, FSIC is subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict FSIC from making distributions necessary to satisfy the annual distribution requirement. If FSIC is unable to obtain cash from other sources, FSIC could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

FSIC must satisfy these tests on an ongoing basis in order to maintain RIC tax treatment, and may be required to make distributions to stockholders at times when it would be more advantageous to invest cash in its existing or other investments, or when FSIC does not have funds readily available for distribution. Compliance with the RIC tax requirements may hinder FSIC’s ability to operate solely on the basis of maximizing profits and the value of its stockholders’ investments. Also, the rules applicable to FSIC’s qualification as a RIC are complex, with many areas of uncertainty. If FSIC fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce FSIC’s net assets, the amount of income available for distribution and the amount of FSIC’s distributions. Such a failure may have a material adverse effect on FSIC and on any investment in FSIC. The Code provides certain forms of relief from RIC disqualification due to failures of the 90% income test or any of the Diversification Tests, although there may be additional taxes due in such cases. FSIC cannot assure you that it would qualify for any such relief should it fail either the 90% income test or any of the Diversification Tests.

Some of FSIC’s investments may be subject to corporate-level income tax.

FSIC may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. FSIC may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

FSIC may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income.

For U.S. federal income tax purposes, FSIC may be required to recognize taxable income in circumstances in which FSIC does not receive a corresponding payment in cash. For example, FSIC’s investments may include debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants). To the extent original issue discount or PIK interest constitutes a portion of FSIC’s income, FSIC must include in taxable income each tax year a portion of the original issue discount or PIK interest that accrues over the life of the instrument, regardless of whether cash representing such income is received by FSIC in the same tax year. FSIC may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. FSIC anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Also, recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes, which may require, pending further regulatory guidance, that FSIC amortizes market discount currently. Further, FSIC may elect to amortize market discount and include such amounts in FSIC’s taxable income in the current tax year, instead of upon disposition, as not making the election would limit FSIC’s ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in FSIC’s investment company taxable income for the tax year of the accrual, FSIC may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even though FSIC will not have received any corresponding cash amount. As a result, FSIC may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. FSIC may have to sell some of its investments at times and/or at prices FSIC would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If FSIC is not able to obtain cash from other sources, FSIC may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain Material U.S. Federal Income Tax Considerations of the Merger—U.S. Federal Income Taxation of an Investment in FSIC Common Stock—Taxation as a RIC.”

Furthermore, FSIC may invest in the equity securities of non-U.S. corporations (or other non-U.S. entities classified as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances, these rules also could require FSIC to recognize taxable income or gains where FSIC does not receive a corresponding payment in cash and, under recently proposed U.S. federal income tax regulations, all or a portion of such taxable income and gains may not be considered qualifying income for purposes of the 90% income test.

FSIC’s portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for FSIC. U.S. federal income tax rules are not entirely clear about issues such as when FSIC may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause FSIC to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require FSIC to make taxable distributions to its stockholders to maintain FSIC’s RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by FSIC, FSIC may be required to borrow money or dispose of other investments to be able to make distributions to its stockholders.

These and other issues will be considered by FSIC, to the extent determined necessary, in order that FSIC minimize the level of any U.S. federal income or excise tax that FSIC would otherwise incur. See “Certain

Material U.S. Federal Income Tax Considerations of the Merger—U.S. Federal Income Taxation of an Investment in FSIC Common Stock—Election to be Taxed as a Regulated Investment Company.”

If FSIC does not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of FSIC’s expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the tax year. If FSIC does not qualify as a publicly offered regulated investment company for any tax year, a noncorporate stockholder’s allocable portion of FSIC’s affected expenses, including FSIC’s management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including management fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, are not deductible for alternative minimum tax purposes and are subject to the overall limitation on itemized deductions imposed by the Code. Although FSIC believes that it is currently considered a publicly offered regulated investment company, as defined in the Code, there can be no assurance, however, that FSIC will be considered a publicly offered regulated investment company in the future.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of FSIC or its stockholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in FSIC’s shares or the value or the resale potential of FSIC’s investments. In particular, on December 22, 2017, the Tax Cuts and Jobs Act was signed into law. This tax legislation lowers the general corporate income tax rate from 35 percent to 21 percent, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax and makes significant changes with respect to the U.S. international tax rules. In addition, the legislation generally requires a holder that uses the accrual method of accounting for U.S. tax purposes to include certain amounts in income no later than the time such amounts are reflected on certain financial statements, which therefore if applicable would require FSIC to accrue income earlier than under prior law, although the precise application of this rule is unclear at this time. The legislation also limits the amount or value of interest deductions of borrowers and in that way may potentially affect the loan market and FSIC and its portfolio companies’ use of leverage. For individual taxpayers, the legislation reduces the maximum individual income tax rate and eliminates the deductibility of miscellaneous itemized deductions for taxable years 2018 through 2025. The impact of this new legislation is uncertain.

Risks Related to CCT

Risks Related to CCT’s Business

The lack of liquidity in CCT’s investments may adversely affect its business.

CCT acquires a significant percentage of their portfolio company investments from privately held companies in directly negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than exchange-listed securities. CCT typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering.

The illiquidity of CCT’s investments may make it difficult or impossible for CCT to sell such investments if the need arises. In addition, if CCT is required to liquidate all or a portion of its portfolio quickly, CCT may realize significantly less than the value at which it has previously recorded its investments, which could have a material adverse effect on CCT’s business, financial condition and results of operations.

Moreover, securities purchased by CCT that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions, or the absence of active investment market participants.

Price declines in the corporate leveraged loan market may adversely affect the fair value of CCT’s portfolio, reducing its net asset value through increased net unrealized depreciation and the incurrence of realized losses.

Conditions in the U.S. corporate debt market may experience disruption or deterioration in the future, which may cause pricing levels to decline or be volatile. As a result, CCT’s net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of its investments, which could have a material adverse impact on CCT’s business, financial condition and results of operations.

CCT’s ability to achieve its investment objective depends on the Advisor’s ability to manage and support CCT’s investment process. If the Advisor were to lose a significant number of its key professionals, or terminate the CCT Current Investment Advisory Agreement, CCT’s ability to sustain its investment objective could be significantly harmed.

CCT does not have employees. Additionally, CCT has no internal management capacity other than its appointed executive officers and are dependent upon the investment expertise, skill and network of business contacts of the Advisor to achieve its investment objective. The Advisor evaluates, negotiates, structures, executes, monitors and services CCT’s investments. CCT’s success depends to a significant extent on the continued service and coordination of the Advisor, including its key professionals. The departure of a significant number of key professionals from the Advisor could have a material adverse effect on CCTs ability to sustain its investment objective.

CCT’s ability to sustain its investment objective also depends on the ability of the Advisor to identify, analyze, invest in, finance, and monitor companies that meet its investment criteria. The Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to CCT, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals of adequate number and sophistication to match the corresponding flow of transactions. To sustain CCT’s investment objective, the Advisor may need to retain, hire, train, supervise, and manage new investment professionals to participate in CCT’s investment selection and monitoring process. The Advisor may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on CCT’s business, financial condition and results of operations.

In addition, the CCT Current Investment Advisory Agreement has termination provisions that allow the agreement to be terminated by CCT on 60 days’ notice without penalty and by the Advisor upon 120 days’ notice to CCT without penalty. The termination of the CCT Current Investment Advisory Agreement may adversely affect the quality of CCT’s investment opportunities. In addition, in the event that the CCT Current Investment Advisory Agreement is terminated, it may be difficult for CCT to replace the Advisor as its investment adviser, and CCT would no longer have the ability to co-invest in privately negotiated transactions unless it filed a new SEC Exemptive Order and obtained the required exemptive relief.

The amount of any distributions CCT may make on its common stock is uncertain. CCT may not be able to pay its stockholders distributions, or be able to sustain distributions at any particular level, and CCT’s distributions per share, if any, may not grow over time, and CCT’s distributions per share may be reduced.

CCT pays distributions out of assets legally available for distribution. However, CCT cannot assure you that it will achieve investment results that will allow it to sustain a consistent targeted level of cash distributions or year-to-year increases in cash distributions. CCT’s ability to pay distributions might be adversely affected by the impact of the risks described in this joint proxy statement/prospectus. In addition, the inability to satisfy the asset coverage test applicable to CCT as a business development company and certain covenants in CCT’s credit facilities can limit its ability to pay distributions. CCT cannot assure you that it will continue to pay distributions to its stockholders in the future.

Distributions on CCT’s common stock may exceed its taxable earnings and profits; therefore, portions of the distributions that CCT pays may represent a return of capital to you, which will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds CCT has for investment in portfolio companies. CCT has not established any limit on the extent to which it may use borrowings, if any, or offering proceeds to fund distributions (which may reduce the amount of capital CCT ultimately invests in portfolio companies).

CCT may pay its distributions from offering proceeds or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) realized upon a subsequent sale or redemption of such shares, even if such shares have not increased in value or have, in fact, lost value. Distributions from offering proceeds or from borrowings also could reduce the amount of capital CCT ultimately has available to invest in debt or equity securities of portfolio companies.

The Advisor is a newly-formed investment adviser without a track record of acting as an investment adviser to a BDC, and any failure by the Advisor to manage and support CCT’s investment process may hinder the achievement of CCT’s investment objectives.

Because the Advisor is a newly-formed investment adviser jointly operated by an affiliate of FS Investments and KKR, the Advisor has no prior experience acting as an investment adviser to a BDC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs that do not apply to other investment vehicles. While KKR and affiliates of FS Investments have individually acted as investment advisers to BDCs previously, the Advisor’s lack of experience in managing a portfolio of assets under the constraints of the 1940 Act and the Code may hinder the Advisor’s ability to take advantage of attractive investment opportunities and, as a result, may adversely affect CCT’s ability to achieve its investment objectives. FS Investments’ and KKR’s individual track records and achievements are not necessarily indicative of the future results they will achieve as a joint investment adviser. Accordingly, CCT can offer no assurance that it will replicate the historical performance of other investment companies with which FS Investments and KKR have been affiliated, and CCT cautions that its investment returns could be lower than the returns achieved by such other companies.

Because CCT’s business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect CCT’s business.

CCT expects that the Advisor will depend on its relationships with corporations, financial institutions and investment firms in providing investment advisory services to CCT, and CCT relies to a significant extent upon these relationships to provide it with potential investment opportunities. If the Advisor fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, CCT may not be able to grow its investment portfolio. In addition, individuals with whom the Advisor has relationships are not obligated to provide CCT with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for CCT.

CCT may face increasing competition for investment opportunities, which could delay further deployment of its capital, reduce returns and result in losses.

CCT competes for investments with other business development companies and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in CCT’s target market of privately owned U.S. companies. CCT has experienced, and may continue to experience, increased competition from banks and investment vehicles who may continue to lend to the middle market. Additionally, the Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans in the middle market of private companies. As a result of these market participants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies is strong and may intensify. Many of CCT’s competitors are larger and have considerably greater financial, technical, and marketing resources than CCT does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to CCT. In addition, some competitors may have higher risk tolerances or different risk assessments than CCT. These characteristics could allow CCT’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than CCT is able to do.

CCT may lose investment opportunities if it does not match its competitors’ pricing, terms, and investment structure criteria. If CCT is forced to match these competitors’ investment terms criteria, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of CCT’s competitors in this target market could force CCT to accept less attractive investment terms. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on CCT as a business development company or the source of income, asset diversification and distribution requirements CCT must satisfy to maintain its RIC status. The competitive pressures CCT faces, and the manner in which CCT reacts or adjusts to competitive pressures, may have a material adverse effect on its business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, CCT may not be able to take advantage of attractive investment opportunities from time to time. Also, CCT may not be able to identify and make investments that are consistent with its investment objective.

Investment in CCT involves a considerable amount of risk.

An investment in CCT involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. An investment in CCT’s common stock represents an indirect investment in the portfolio of loans and fixed-income instruments, short positions and other securities and derivative instruments owned by CCT, and the value of these securities and instruments may fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in CCT’s common stock may be worth less than the original amount invested, even after taking into account distributions paid by CCT and the ability of CCT’s stockholders to reinvest distributions. CCT may also use leverage, which would magnify its investment, market and certain other risks.

CCT may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside CCT’s control and could adversely affect the liquidity and value of its investments, and may reduce its ability to make attractive new investments.

CCT may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which CCT interacts on a daily basis.

A majority of CCT’s investment portfolio is recorded at fair value as determined in good faith in accordance with procedures established by the CCT Board and, as a result, there is and will be uncertainty as to the value of CCT’s portfolio investments.

A majority of CCT’s investment portfolio is comprised of investments that are negotiated and originated directly with portfolio companies. Such investments should be considered illiquid or requiring a lengthy time to sell. Additionally, such investments feature more uncertainty as to the precise accuracy of their fair market value since these investments are not positioned in any active securities exchange or secondary market that would otherwise enable informed market participants and dealers to submit bid prices.

Under the 1940 Act, CCT is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by CCT’s Board. There is not a public market or active secondary market for many of the securities of the privately held companies in which CCT invests. The majority of CCT’s investments are not publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, CCT values a majority of its securities quarterly at fair value as determined in good faith in accordance with valuation policy and procedures approved by CCT’s Board.

The determination of fair value, and thus the amount of unrealized gains or losses CCT may recognize in any reporting period, is to a degree subjective, and the Advisor has a conflict of interest in making recommendations of fair value. CCT values its investments quarterly at fair value as determined in good faith in accordance with procedures established by CCT’s Board based on input from the Advisor. CCT’s Board utilizes the services of an independent third-party valuation firm to aid CCT in determining the fair value of certain securities. The types of factors that may be considered in determining the fair values of CCT’s investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by CCT’s Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. CCT’s net asset value could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that CCT ultimately realizes upon the disposal of such investments.

CCT’s Board may change CCT’s operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to stockholders.

CCT’s Board has the authority to modify or waive current operating policies, investment criteria and strategies without prior notice and without stockholder approval. CCT cannot predict the effect any changes to current operating policies, investment criteria and strategies would have on its business, net asset value, operating results and the value of its securities. However, the effects might be adverse, which could negatively impact CCT’s ability to pay you distributions and cause you to lose all or part of your investment. Moreover, CCT will have significant flexibility in managing its portfolio of assets, including investing in ways with which investors may not agree.

CCT may experience fluctuations in its operating results.

CCT could experience fluctuations in its operating results due to a number of factors, including its ability or inability to make investments in companies that meet the investment criteria, interest rates and default rates on the debt securities it acquires, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets, and general economic conditions. These occurrences could have a material adverse effect on CCT’s results of operations, the value of your investment in CCT and CCT’s ability to pay distributions to you and its other stockholders.

Any unrealized losses CCT experiences on its portfolio may be an indication of future realized losses, which could reduce income available for distribution.

As a business development company, CCT is required to carry its investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures established by CCT’s Board. Decreases in the market values or fair values of CCT’s investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in CCT’s loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to CCT with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of CCT’s income available for distribution in future periods. In addition, decreases in the market value or fair value of CCT’s investments will reduce its net asset value.

CCT is a non-diversified investment company within the meaning of the 1940 Act, and therefore it is not limited with respect to the proportion of CCT’s assets that may be invested in securities of a single issuer.

CCT is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that CCT is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that CCT holds large positions in the securities of a small number of issuers, or within a particular industry, CCT’s net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in a single issuer’s financial condition or the market’s assessment of the issuer. CCT may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, CCT is subject to the diversification requirements applicable to RICs under Subchapter M of the Code.

CCT is dependent on information systems and systems failures could significantly disrupt its business, which may, in turn, negatively affect CCT’s liquidity, financial condition or results of operations.

CCT’s business is dependent on its and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in CCT’s activities. CCT’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond CCT’s control. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on CCT’s operating results and negatively affect the net asset value of CCT’s common stock and its ability to pay distributions to its stockholders.

In addition, increased reliance on internet-based programs and applications to conduct transactions and store data creates growing operational and security risks. Targeted cyber-attacks or accidental events can lead to breaches in computer and data systems security, and subsequent unauthorized access to sensitive transactional and personal information held or maintained by CCT, its affiliates, and third party service providers or counterparties. Any breaches that occur could result in a failure to maintain the security, confidentiality, or privacy of sensitive data, including personal information relating to investors and the beneficial owners of investors, and may lead to theft, data corruption, or overall disruption in operational systems. Criminals may use data taken in breaches in identity theft, obtaining loans or payments under false identities and other crimes that have the potential to affect the value of assets in which CCT invests. These risks have the potential to disrupt CCT’s ability to engage in transactions, cause direct financial loss and reputational damage or lead to violations of applicable laws related to data and privacy protection and consumer protection. Cybersecurity risks also necessitate ongoing prevention and compliance costs.

CCT, its affiliates, and their respective third-party service providers could be negatively impacted by cybersecurity attacks which could have a material adverse impact on CCT’s financial condition, business or results of operations.

CCT, its affiliates, and their respective third-party service providers may use a variety of information technology systems in the ordinary course of business, which are potentially vulnerable to unauthorized access, computer viruses and cyber-attacks, including attacks to CCT’s information technology infrastructure and attempts by others to gain access to CCT’s propriety or sensitive information, and ranging from individual attempts to advanced persistent threats. The procedures and controls CCT uses to monitor these threats and mitigate its exposure may not be sufficient to prevent cybersecurity incidents. The results of these incidents could include misstated financial data, theft of trade secrets or other intellectual property, liability for disclosure of confidential information, increased costs arising from the implementation of additional protective measures, litigation and reputational damage, which could have a material adverse impact on CCT’s financial condition, business or results of operations.

CCT is exposed to risks resulting from the current low interest rate environment.

Since CCT will borrow money to make investments, its net investment income depends, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. The current low interest rate environment can, depending on CCT’s cost of capital, depress its net investment income, even though the terms of CCT’s investments generally will include a minimum interest rate. In addition, any reduction in the level of interest rates on new investments relative to interest rates on CCT’s current investments could adversely impact its net investment income, reducing its ability to service the interest obligations on, and to repay the principal of, its indebtedness, as well as its capacity to pay distributions. Any such developments would result in a decline in CCT’s net asset value and in net asset value per share. Floating interest rate investments tied to certain indices that tend to lag behind the market may perform better in a falling interest rate environment, while floating interest rate investments tied to other indices, such as LIBOR, may do better in a rising rate environment. Not all investments perform alike under different interest rate scenarios. Generally, CCT’s variable interest rate debt investments provide for interest payments based on three-month LIBOR (the base rate) and typically, every three months, the base rates are reset to then prevailing three-month LIBOR.

CCT’s investments expose it to interest rate risks.

CCT’s investments expose it to interest rate risks, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. Factors that may affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in U.S. and non-U.S. financial markets. CCT expects that it will periodically experience imbalances in the interest rate sensitivities of its assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, CCT may not be able to manage this risk effectively. If CCT is unable to manage interest rate risk effectively, its performance could be adversely affected.

Uncertainty with respect to the financial stability of the United States and several countries in the European Union (EU) could have a significant adverse effect on CCT’s business, financial condition and results of operations.

In August 2011, Standard & Poor’s Rating Services (“S&P”) lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was last affirmed by S&P in November 2016. Moody’s and Fitch

Ratings, Inc. have also warned that they may downgrade the U.S. federal government’s credit rating. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. The U.S. government has on several occasions adopted legislation to suspend the federal debt ceiling to allow the U.S. Treasury Department to issue additional debt. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with CCT’s debt portfolio and CCT’s ability to access the debt markets on favorable terms. Furthermore, in February 2014, the Federal Reserve began scaling back its bond-buying program, or quantitative easing, which it ended in October 2014. Quantitative easing was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. The Federal Reserve also raised interest rates during the fourth quarter of 2015, the fourth quarter of 2016 and three times during 2017. It is unclear what effect, if any, the end of quantitative easing, future interest rate raises, if any, and the pace of any such raises will have on the value of CCT’s investments or CCT’s ability to access the debt markets on favorable terms.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. In January 2012, S&P lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain. While the financial stability of such countries has improved, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of U.S. and European financial institutions. Furthermore, following the United Kingdom’s referendum to leave the European Union, S&P lowered its long-term sovereign credit rating. In addition, the terms of the United Kingdom’s exit and any future referendums in other European countries may disrupt the global market. Market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, could negatively impact the global economy, and there can be no assurance that assistance packages will be available, or if available, will be sufficient to stabilize countries and markets in Europe. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, or other credit factors, CCT’s business, financial condition and results of operations could be significantly and adversely affected.

Future disruptions or instability in capital markets could have a material adverse effect on CCT’s business, financial condition and results of operations.

From time to time, the global capital markets may experience periods of disruption and instability, which could materially and adversely impact the broader financial and credit markets and reduce the availability to CCT of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market, the failure of major domestic and international financial institutions and a response from the U.S. Federal Reserve of lowering interest rates and quantitative easing. While market conditions have experienced relative stability and substantial growth in recent years, there have been continuing periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future which may require similar, or more experimental action by the U.S. Federal Reserve, such as negative interest rates. Global capital markets are sensitive to U.S. domestic and international economic conditions, social and political tensions, military conflict, and terrorism, including the financial stability of EU countries, perceived or actual downturns in China’s economy, further and sustained depreciation in the price of oil, and political and social unrest and military conflict in the Middle East.

CCT monitors U.S. and global developments and seeks to manage its investments in a manner consistent with achieving its investment objectives, however, there can be no assurance that CCT will be successful in doing so. The re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could lead to increased market volatility and tighter credit markets, which could make it difficult to extend the maturity of or refinance CCT’s existing indebtedness or obtain new indebtedness with similar terms. Significant changes or volatility in the capital markets may also have a negative effect on the valuations of CCT’s investments. While most of CCT’s investments will not be publicly traded, applicable accounting standards require CCT to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if CCT plans on holding an investment through maturity) and impairments of the market values or fair market values of CCT’s investments, even if unrealized, must be reflected in its financial statements for the applicable period, which could result in significant reductions to its net asset value for the period. With certain limited exceptions, CCT is only allowed to borrow amounts or issue debt securities if its asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a business development company, CCT is generally not able to issue additional shares of its common stock at a price less than net asset value without first obtaining approval for such issuance from its stockholders and its independent directors. If CCT is unable to raise capital or refinance existing debt on acceptable terms, then it may be limited in its ability to make new commitments or to fund existing commitments to its portfolio companies. Significant changes in the capital markets may also affect the pace of CCT’s investment activity and the potential for liquidity events involving its investments. Thus, the illiquidity of CCT’s investments may make it difficult for CCT to sell such investments to access capital if required, and as a result, CCT could realize significantly less than the value at which it has recorded its investments if it were required to sell them for liquidity purposes.

Changes in laws or regulations governing CCT’s operations may adversely affect CCT’s business or cause CCT to alter its business strategy.

CCT and its portfolio companies are subject to regulation at the local, state, and federal levels. Changes to the laws and regulations governing CCT’s permitted investments may require a change in investment strategy. Such changes could differ materially from CCT’s previously disclosed strategies and plans and may shift CCT’s investment focus from the areas of expertise of the Advisor. Thus, any such changes, if they occur, could have a material adverse effect on CCT’s results of operations and the value of your investment in CCT.

The SBCA Act allows CCT to incur additional leverage.

On March 23, 2018, the SBCA Act became law. The SBCA Act, among other things, amends Section 61(a) of the 1940 Act to add a new Section 61(a)(2) which reduces the asset coverage requirements for senior securities applicable to BDCs from 200% to 150% provided that certain disclosure and approval requirements are met. Before the reduced asset coverage requirements under Section 61(a)(2) are effective with respect to CCT, the application of that section of the 1940 Act must be approved by either (1) a “required majority,” as defined in the Section 57(o) of the 1940 Act, of the CCT Board or (2) a majority of votes cast at a special or annual meeting of CCT’s stockholders.

CCT may invest in European companies and companies that have operations that may be affected by the Eurozone economy.

CCT may invest in European companies and companies that have operations that may be affected by the Eurozone economy. For example, concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of certain countries’ sovereign debt have given rise to new concerns about sovereign defaults, following the vote by the United Kingdom to leave the EU and the possibility that one or more further countries might leave the EU or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and EU and/or Eurozone exits, could have material adverse effects on CCT’s investments in European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in the Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for CCT. It is possible that a number of CCT’s securities will be denominated in the Euro. Greece, Ireland and Portugal received one or more “bailouts” from other members of the EU. Although several countries in the Eurozone have agreed to multi-year bailout loans with the European Central Bank and the International Monetary Fund, it is unclear how much additional funding these countries, or other Eurozone countries, will require. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in companies in affected countries) could also have material adverse effects on CCT.

On June 23, 2016, the United Kingdom voted, via referendum, to exit from the EU, triggering political, economic and legal uncertainty. While such uncertainty most directly affects the United Kingdom and the EU, global markets suffered immediate and significant disruption. On March 29, 2017, the United Kingdom made a formal notification to the European Council under Article 50 of the Treaty on EU, which triggers a two year period during which the terms of an exit will be negotiated. The United Kingdom and the EU are therefore entering a period of legal, regulatory and political uncertainty. The United Kingdom’s exit from the EU will impact CCT and its investments (and their underlying issuers) in a variety of ways, not all of which are currently readily apparent immediately following the exit vote. CCT may invest in portfolio companies and other issuers with significant operations and/or assets in the United Kingdom, any of which could be adversely impacted by any new legal, tax and regulatory environment, whether by increased costs or impediments to the implementation of their business plan. Further, the vote by the United Kingdom to leave the EU may increase the likelihood of similar referenda in other member states of the EU, which could result in additional departures from the EU and may trigger steps by countries within the United Kingdom to leave the United Kingdom. The uncertainty resulting from any such developments, or the possibility of such developments, would also be likely to cause significant market disruption in the EU and the United Kingdom and more broadly across the global economy, as well as introduce further legal, tax and regulatory uncertainty in the EU and the United Kingdom.

Economic sanction laws in the United States and other jurisdictions may prohibit CCT and its affiliates from transacting with certain countries, individuals and companies.

Economic sanction laws in the United States and other jurisdictions may prohibit CCT or its affiliates from transacting with certain countries, individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, executive orders and regulations establishing U.S. economic and trade sanctions, which prohibit, among other things, transactions with, and the provision of services to, certain non-U.S. countries, territories, entities and individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions, and if CCT, its portfolio companies or other issuers in which CCT invests were to violate any such laws or regulations, CCT may face significant legal and monetary penalties.

The FCPA and other anti-corruption laws and regulations, as well as anti-boycott regulations, may also apply to and restrict CCT’s activities, its portfolio companies and other issuers of their investments. If an issuer or CCT were to violate any such laws or regulations, such issuer or CCT may face significant legal and monetary penalties. The U.S. government has indicated that it is particularly focused on FCPA enforcement, which may increase the risk that an issuer or CCT becomes the subject of such actual or threatened enforcement. In addition, certain commentators have suggested that private investment firms and the funds that they manage may face increased scrutiny and/or liability with respect to the activities of their underlying portfolio companies. As such, a violation of the FCPA or other applicable regulations by CCT or an issuer of CCT’s portfolio investments could have a material adverse effect on CCT. CCT is committed to complying with the FCPA and other anti-

corruption laws and regulations, as well as anti-boycott regulations, to which it is subject. As a result, CCT may be adversely affected because of its unwillingness to enter into transactions that violate any such laws or regulations.

Future legislation or rules could modify how CCT treats derivatives and other financial arrangements for purposes of compliance with the leverage limitations of the 1940 Act.

Future legislation or rules may modify how CCT treats derivatives and other financial arrangements for purposes of its compliance with the leverage limitations of the 1940 Act. For example, the SEC proposed a new rule in December 2015 that was designed to enhance the regulation of the use of derivatives by registered investments companies and business development companies. While the adoption of the proposed rule is currently uncertain, the proposed rule, if adopted, or any future legislation or rules, may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to CCT under the 1940 Act, which may be materially adverse to CCT and its stockholders.

As a public company, CCT is subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations involve significant expenditures, and non-compliance with such regulations may adversely affect CCT.

As a public company, CCT incurs legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NYSE. CCT’s management is required to report on its internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. In particular, CCT’s management is required to review on an annual basis its internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in its internal control over financial reporting. Section 404 of the Sarbanes-Oxley Act also generally requires an attestation from CCT’s independent registered public accounting firm on the effectiveness of CCT’s internal control over financial reporting.

CCT incurs significant expenses in connection with its compliance with the Sarbanes-Oxley Act and other regulations applicable to public companies, which may negatively impact financial performance and CCT’s ability to make distributions. Compliance with such regulations also requires a significant amount of CCT’s management’s time and attention. For example, CCT cannot be certain as to the timing of the completion of its Sarbanes-Oxley mandated evaluations, testings and remediation actions, if any, or the impact of the same on its operations, and CCT may not be able to ensure that the process is effective or that its internal control over financial reporting are or will be deemed effective in the future. In the event that CCT is unable to maintain an effective system of internal control and maintain compliance with the Sarbanes-Oxley Act and related rules, it may be adversely affected.

CCT’s business and operations could be negatively affected if it becomes subject to stockholder activism, which could cause it to incur significant expense, hinder the execution of the investment strategy or impact the stock price.

Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the business development company space recently. While CCT is currently not subject to any stockholder activism, due to the potential volatility of its stock price and for a variety of other reasons, it may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the CCT Board’s attention and resources from CCT’s business. Additionally, such stockholder activism could give rise to perceived uncertainties as to CCT’s future and adversely affect its relationships with service providers and its portfolio companies. Also, CCT may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, CCT’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

If CCT can no longer satisfy the conditions of Letter 12-40 (as defined below) issued by the Commodities Futures Trading Commission (the “CFTC”), then CCT and KKR could be subject to additional regulatory requirements.

CCT has claimed relief available under a no-action letter (“Letter 12-40”) issued by the staff of the CFTC. Letter 12-40 relieves KKR from registering with the CFTC as the commodity pool operator (“CPO”) of CCT, provided that CCT (i) continues to be regulated by the SEC as a BDC, (ii) allocates no more than specified amounts of its assets to futures contracts, certain swap contracts and certain other derivative instruments that are within the jurisdiction of the Commodity Exchange Act (collectively, “CEA-regulated products”), and (iii) is not marketed to the public as a commodity pool or as a vehicle for trading in CEA-regulated products. If CCT is unable to satisfy the conditions of Letter 12-40, KKR may become subject to the CFTC’s CPO registration requirements, and the disclosure and operations of CCT would need to comply with all applicable regulations governing commodity pools and CPOs.

If KKR were required to register as a CPO, it would also be required to become a member of the National Futures Association (“NFA”) and be subject to the NFA’s rules and bylaws. Compliance with these additional registration and regulatory requirements may increase KKR’s operating expenses, which, in turn, could result in the CCT’s investors being charged additional fees.

Risks Related to the Advisor and its Affiliates

The Advisor and its affiliates have limited experience managing a business development company.

The Advisor and its affiliates have less than one year of experience serving as the sole investment adviser of a business development company and may not be able to continue to operate CCT’s business successfully or achieve CCT’s investment objective. As a result, an investment in CCT’s securities may entail more risk than the securities of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles previously managed by the Advisor and/or its affiliates. For example, under the 1940 Act, business development companies are generally required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and other requirements. Any failure by CCT to comply with these provisions could prevent it from maintaining its qualification as a business development company or RIC or could force it to pay unexpected taxes and penalties, which could be material. The Advisor’s and its affiliates’ limited experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve CCT’s investment objective.

The Advisor and its affiliates, including CCT’s officers and some of CCT’s directors, may face conflicts of interest caused by compensation arrangements with CCT and its affiliates, which could result in increased risk-taking by CCT.

The Advisor and its affiliates will receive substantial fees from CCT in return for their services, including certain incentive fees based on the amount of appreciation of CCT’s investments. These fees could influence the advice provided to CCT. Generally, the more equity CCT sells in public offerings and the greater the risk assumed by CCT with respect to its investments, the greater the potential for growth in its assets and profits (and, correlatively, the fees payable by it to the Advisor). These compensation arrangements could affect the Advisor’s or its affiliates’ judgment with respect to public offerings of equity and investments made by CCT, which allow the Advisor to earn increased asset management fees.

The time and resources that individuals associated with the Advisor devote to CCT may be diverted, and CCT may face additional competition due to the fact that the Advisor is not prohibited from raising money for or managing other entities that make the same types of investments that CCT targets.

The Advisor, nor individuals employed by the Advisor, are not prohibited from raising money for and managing future investment entities that make the same types of investments as those CCT targets. As a result, the time and resources that the Advisor devotes to CCT may be diverted, and during times of intense activity in other programs it may devote less time and resources to CCT’s business than is necessary or appropriate. In addition, CCT may compete with any such investment entity for the same investors and investment opportunities.

The Advisor will experience conflicts of interest in connection with the management of CCT’s business affairs.

The Advisor will experience conflicts of interest in connection with the management of CCT’s business affairs, including relating to the allocation of investment opportunities by the Advisor and its affiliates; compensation to the Advisor; services that may be provided by the Advisor and its affiliates to issuers in which CCT invests; investments by CCT and other clients of the Advisor, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Advisor; differing recommendations given by the Advisor to CCT versus other clients; the Advisor’s use of information gained from issuers in CCT’s portfolio for investments by other clients, subject to applicable law; and restrictions on the Advisor’s use of “inside information” with respect to potential investments by CCT.

The Advisor and its affiliates may experience conflicts of interest in connection with the negotiation of arranging and other transaction-related fees paid by CCT’s portfolio companies.

In negotiating originated loans and certain other originated credit investments on CCT’s behalf, the Advisor and its affiliates may have the ability to negotiate the payment of arranging and other transaction-related fees by the relevant counterparty to the Advisor and its affiliates and/or an original issue discount (“OID”). In such circumstances, the Advisor will face a conflict of interest to the extent that a portion of any arranging or transaction-related fees payable to the Advisor and its affiliates may be retained by the Advisor and its affiliates, whereas any OID provided by the relevant counterparty would solely benefit CCT.

The Advisor may face conflicts of interest with respect to services performed for issuers in which CCT invests.

The Advisor and its affiliates may provide a broad range of financial services to companies in which CCT invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Advisor may act as underwriters or placement agents in connection with an offering of securities by one of the companies in CCT’s portfolio. Any compensation received by the Advisor for providing these services will not be shared with CCT and may be received before CCT realizes a return on its investment. The Advisor may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to CCT, on the other hand. Depending on the nature and magnitude of the fees, CCT could perform these services through a taxable subsidiary.

The Advisor has incentives to favor its other accounts and clients over CCT, which may result in conflicts of interest that could be harmful to CCT.

Because the Advisor and/or its affiliates manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Advisor and its affiliates may receive fees from certain accounts that are higher than the fees received by the Advisor from CCT, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager of the Advisor has an incentive to favor the higher fee and/or performance-based fee accounts over CCT. In addition, a conflict of interest exists to the extent the Advisor has proprietary investments in certain accounts, where its portfolio managers or other employees have personal investments in certain accounts, or when certain accounts are investment options in the Advisor’s employee benefit plans. The Advisor has an incentive to favor these accounts over CCT. The CCT Board monitors these conflicts.

Misconduct by employees of the Advisor or by third-party service providers could cause significant losses to CCT.

Misconduct by employees of the Advisor or by third-party service providers could cause significant losses to CCT. Employee misconduct may include binding CCT to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting CCT’s business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Advisor will identify or prevent any such misconduct.

The Advisor’s actions on behalf of its other accounts and clients may be adverse to CCT and CCT’s investments and harmful to CCT.

The Advisor and its affiliates manage assets for accounts other than CCT, including private funds (for purposes of this section, “Advisor Funds”). Actions taken by the Advisor on behalf of its Advisor Funds may be adverse to CCT and CCT’s investments which could harm CCT’s performance. For example, CCT may invest in the same credit obligations as other Advisor Funds, although, to the extent permitted under the 1940 Act, CCT’s investments may include different obligations of the same issuer. Decisions made with respect to the securities held by one Advisor Fund may cause (or have the potential to cause) harm to a different class of securities of the issuer held by other Advisor Funds (including CCT). As a further example, the Advisor may manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which CCT invests, which could harm CCT’s performance for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

CCT’s access to confidential information may restrict its ability to take action with respect to some investments, which, in turn, may negatively affect CCT’s results of operations.

CCT, directly or through the Advisor, may obtain confidential information about the companies in which CCT has invested or may invest. If CCT possesses confidential information about such companies, there may be restrictions on its ability to make, dispose of, increase the amount of, or otherwise take action with respect to, an investment in those companies. The impact of these restrictions on CCT’s ability to take action with respect to its investments could have an adverse effect on its results of operations.

The Advisor currently serves as an investment sub-adviser to two other business development companies with substantially the same investment objectives and strategies as CCT’s and the Advisor and its affiliates may in the future serve as an adviser to other business development companies with substantially the same investment objective and strategies, thereby subjecting the Advisor and its affiliates to actual and potential conflicts of interests in connection with the management of CCT’s business affairs.

The members of the senior management and investment teams of the Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to CCT, including serving as officers, directors or principals of entities that operate in the same or a related line of business as CCT. For example, the Advisor’s senior management and investment teams and other personnel of the Advisor also serve in similar capacities for Corporate Capital Trust II. By serving in these multiple capacities, the senior management and investment teams may have obligations to Corporate Capital Trust II and/or other entities, and to the investors of such entities, which may conflict with CCT’s best interests or the best interest of CCT’s stockholders. For instance, CCT relies on the Advisor to manage its day-to-day activities and to implement its investment strategy. As a result of these activities, the Advisor, its senior management, investment team and other personnel, and certain of the Advisor’s affiliates may have conflicts of interest in allocating their time between CCT and the other activities in which they are or may become involved, including the management of Corporate Capital Trust II and other entities affiliated with the Advisor.

Furthermore, CCT’s investment objectives overlap with those of Corporate Capital Trust II, and may overlap with the investment objectives of other clients and affiliates of the Advisor, subjecting the Advisor to additional conflicts of interest. For example, CCT may compete for investments with Corporate Capital Trust II, thereby subjecting the Advisor and its affiliates to certain conflicts of interest with respect to evaluating the suitability of investment opportunities and making or recommending acquisitions on CCT’s behalf. To mitigate these conflicts, the Advisor will seek to execute such transactions for all of the participating investment accounts, including CCT, on a fair and equitable basis and in accordance with its allocation policies, taking into account such factors as the relative amounts of capital available for new investments, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, and any other factors deemed appropriate.

The Advisor has adopted restrictions on its use of inside information about existing or potential investments that its personnel acquires through their relationships with other advisory clients, and those restrictions may limit the freedom of the Advisor to enter into or exit from investments for CCT, which could have an adverse effect on CCT’s results of operations.

In the course of their respective duties, the members, officers, directors, employees, principals or affiliates of the Advisor may come into possession of material, non-public information. The possession of such information may, to CCT’s detriment, limit the ability of the Advisor to buy or sell a security or otherwise to participate in an investment opportunity for CCT. In certain circumstances, employees of the Advisor may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict CCT’s ability to trade in the securities of such companies. For example, if personnel of the Advisor come into possession of material non-public information with respect to the Advisor’s investments, such personnel will be restricted by the Advisor’s information-sharing policies and procedures or by law or contract from sharing such information with CCT’s management team, even where the disclosure of such information would be in CCT’s best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of the Advisor to enter into or exit from potentially profitable investments for CCT which could have an adverse effect on CCT’s results of operations. Accordingly, there can be no assurance that CCT will be able to fully leverage the resources and industry expertise of the Advisor’s other businesses. Additionally, there may be circumstances in which one or more individuals associated with the Advisor will be precluded from providing services to CCT because of certain confidential information available to those individuals or to other parts of the Advisor.

CCT may be obligated to pay the Advisor incentive fees even if CCT incurs a net decrease in net assets resulting from operations due to a decline in the value of its portfolio and even if its earned interest income is not payable in cash.

CCT’s Current Investment Advisory Agreement entitles the Advisor to receive an incentive fee based on CCT’s pre-incentive fee net investment income regardless of any capital losses. In such case, CCT may be required to pay the Advisor an incentive fee for a fiscal quarter even if there is a decline in the value of CCT’s portfolio or if CCT incurs a net decrease in net assets resulting from operations for that quarter.

Any incentive fee payable by CCT that relates to its pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (“payment-in-kind,” or “PIK,” income). If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. The Advisor is not obligated to reimburse CCT for any part of the incentive fee it received that was based on accrued interest income that CCT never received as a result of a subsequent default. PIK income will be included in the pre-incentive fee net investment income used to calculate the incentive fee to the Advisor even though CCT does not receive the income in the form of cash.

The quarterly incentive fee on income is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income as a percent of adjusted capital over multiple quarters in arrears which may in fact be consistently less than the preference return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.

For federal income tax purposes, CCT may be required to recognize taxable income in some circumstances in which it does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its status as a RIC and/or minimize excise tax. Under such circumstances, CCT may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that CCT is required to pay a subordinated incentive fee on income with respect to such accrued income. As a result, CCT may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If CCT is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

CCT’s incentive fee may induce the Advisor to make speculative investments.

The incentive fee payable by CCT to the Advisor may create an incentive for the Advisor to make investments on CCT’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage the Advisor to use leverage to increase the leveraged return on CCT’s investment portfolio.

In addition, the fact that CCT’s base management fee is payable based upon its average gross assets (which includes any borrowings for investment purposes or any unrealized depreciation) may encourage the Advisor to use leverage to make additional investments. Such a practice could result in CCT investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of substantial leverage may increase the likelihood of CCT defaulting on its borrowings, which would be detrimental to holders of its securities.

CCT’s ability to enter into transactions with its affiliates is restricted.

CCT is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of a majority of CCT’s independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of CCT’s outstanding voting securities will be its affiliate for purposes of the 1940 Act, and CCT will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of CCT’s Board and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of CCT’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves a joint investment), without prior approval of CCT’s Board and, in some cases, the SEC. If a person acquires more than 25% of CCT’s voting securities, CCT will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit CCT’s ability to transact business with its officers or directors or their affiliates. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, CCT may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by the Advisor or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to CCT.

CCT may, however, invest alongside the Advisor’s and its affiliates’ other clients, including other entities it manages, which CCT refers to as affiliates’ other clients, in certain circumstances when doing so is consistent with applicable law and SEC staff interpretations and guidance. CCT may also invest alongside the other clients of the Advisor, as otherwise permissible under regulatory guidance, applicable regulations and the Advisor’s allocation policies. It is CCT’s policy to base its Board’s determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by CCT’s Board or imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that investment opportunities will be allocated to CCT fairly or equitably in the short-term or over time.

The SEC Exemptive Order granted by the SEC to CCT, the Advisor and certain of its affiliates, permits CCT to participate in certain transactions originated by the Advisor or its affiliates. However, affiliates of the Advisor whose primary business includes the origination of investments may engage in investment advisory businesses with client accounts that compete with CCT, and those affiliates have no obligation to make their originated investment opportunities available to the Advisor or to CCT.

In situations when co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to CCT by the SEC (as discussed above), the Advisor will need to decide which client or clients will proceed with the investment. Generally, CCT will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, CCT will not be permitted to participate. Moreover, except in certain circumstances, CCT are unable to invest in any issuer in whom an affiliate’s other client holds a controlling interest.

CCT may make investments that could give rise to a conflict of interest.

CCT does not expect to invest in, or hold securities of, companies that are controlled by affiliates’ other clients. However, an affiliates’ other clients may invest in, and gain control over, one of CCT’s portfolio companies. If an affiliates’ other client, or clients, gains control over one of CCT’s portfolio companies, it may create conflicts of interest and may subject CCT to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions, the Advisor may be unable to implement CCT’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, the Advisor may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, the Advisor may choose to exit such investments prematurely and, as a result, CCT would forego any positive returns associated with such investments. In addition, to the extent that an affiliates’ other client holds a different class of securities than CCT as a result of such transactions, CCT’s interests may not be aligned.

The recommendations given to CCT by the Advisor may differ from those rendered by the Advisor to its other clients.

The Advisor and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, CCT even though such other clients’ investment objectives may be similar to CCT’s.

CCT is not managed by KKR & Co. or FS Investments, but rather affiliates of those entities and may not replicate the success of those entities.

CCT is managed by the Advisor and not by KKR & Co. or FS Investments. CCT’s performance may be lower or higher than the performance of other entities managed by KKR & Co. and/or FS Investments or their respective affiliates and their past performance is no guarantee of CCT’s future results.

The Advisor’s liability is limited under the CCT Current Investment Advisory Agreement, and CCT is required to indemnify the Advisor against certain liabilities, which may lead the Advisor to act in a riskier manner on its behalf than it would when acting for its own account.

The Advisor has not assumed any responsibility to CCT other than to render the services described in the CCT Current Investment Advisory Agreement, and it will not be responsible for any action of CCT’s Board in declining to follow the Advisor’s advice or recommendations. Pursuant to the CCT Current Investment Advisory Agreement, the Advisor and its directors, officers, stockholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of the Advisor will not be liable to CCT for their acts under the CCT Current Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. CCT has also agreed to indemnify, defend and protect the Advisor and its directors, officers, stockholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of KKR with respect to all damages, liabilities, costs and expenses resulting from acts of KKR not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. These protections may lead KKR to act in a riskier manner when acting on CCT’s behalf than it would when acting for its own account.

Risks Related to Business Development Companies

The requirement that CCT invests a sufficient portion of its assets in qualifying assets could preclude CCT from investing in accordance with its current business strategy; conversely, the failure to invest a sufficient portion of assets in qualifying assets could result in CCT’s failure to maintain its status as a business development company.

As a business development company, the 1940 Act prohibits CCT from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of its total assets are qualifying assets. Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes U.S. operating companies whose securities are not listed on a national securities exchange (i.e., private companies), and certain U.S. public operating companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. Therefore, CCT may be precluded from investing in what it believes are attractive investments if such investments are not qualifying assets. Conversely, if CCT fails to invest a sufficient portion of its assets in qualifying assets, it could lose CCT’s status as a business development company, which would have a material adverse effect on its business, financial condition, and results of operations. Similarly, these rules could prevent CCT from making additional investments in existing portfolio companies, which could result in the dilution of its position, or could require it to dispose of investments at an inopportune time to comply with the 1940 Act. If CCT were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

CCT’s failure to maintain its status as a business development company would reduce its operating flexibility.

If CCT does not remain a business development company, it might be regulated as a closed-end investment company under the 1940 Act, which would subject it to substantially more regulatory restrictions and correspondingly decrease operating flexibility.

Regulations governing CCT’s operation as a business development company and RIC affect its ability to raise capital and the way in which it raises additional capital or borrows for investment purposes, which may have a negative effect on its growth. As a business development company, the necessity of raising additional capital may expose CCT to risks, including risks associated with leverage.

As a result of the annual distribution requirement to qualify as a RIC, CCT may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. CCT may continue to issue

“senior securities,” including borrowing money from banks or other financial institutions only in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. The senior securities CCT has issued, as well as senior securities it may issue in the future, expose it to risks associated with leverage, including an increased risk of loss. CCT’s ability to issue different types of securities is also limited. Compliance with these distribution requirements may unfavorably limit CCT’s investment opportunities and reduce its ability in comparison to other companies to profit from favorable spreads between the rates at which it can borrow and the rates at which it can lend.

CCT has and may continue to borrow for investment purposes. If the value of CCT’s assets declines, it may be unable to satisfy the asset coverage test, which would prohibit it from paying distributions and could prevent it from qualifying as a RIC, which would generally result in a corporate-level tax on any income and net gains. If CCT cannot satisfy the asset coverage test, it may be required to sell a portion of its investments and, depending on the nature of its debt financing, repay a portion of its indebtedness at a time when such sales may be disadvantageous. Also, any amounts that CCT uses to service its indebtedness would not be available for distributions to its stockholders.

In addition, CCT anticipates that as market conditions permit, it may securitize its loans to generate cash for funding new investments. To securitize loans, CCT may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who CCT would expect to be willing to accept a substantially lower interest rate than the loans earn. CCT would retain all or a portion of the equity in the securitized pool of loans. CCT’s retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, CCT would earn an incremental amount of income on its retained equity but it would be exposed, up to the amount of equity retained, to that proportion of any losses it would have experienced if it had continued to hold the loans in its portfolio.

Risks Related to CCT’s Investments

CCT’s investments in portfolio companies may be risky, and it could lose all or part of its indirect investment.

CCT pursues a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of the Advisor. Short transaction closing timeframes associated with originated transactions coupled with added tax or accounting structuring complexity and international transactions may result in a higher risk in comparison to non-originated transactions.

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Senior Debt. When CCT invests in senior debt, it generally seeks to take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. These investments will generally take the form of senior secured first lien loans, senior secured second lien loans, or senior secured bonds. There is a risk that the collateral securing CCT’s investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, CCT’s lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that CCT will receive principal and interest payments according to the loan’s terms, or at all, or that CCT will be able to collect on the loan should it decide to enforce its remedies.

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Subordinated Debt. CCT’s subordinated debt investments are generally subordinated to senior debt and are generally unsecured, which may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect CCT’s investment returns as compared to its senior debt investments. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject CCT and its stockholders to non-cash income. Since CCT will not receive any principal repayments prior to the maturity of some of its subordinated debt investments, such investments will be of greater risk than amortizing loans.

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Equity Investments. Certain investments that CCT may make may include equity related securities, such as rights and warrants, that may be converted into or exchanged for common stock or the cash value of the common stock. In addition, CCT may make direct equity investments in portfolio companies. The equity interests CCT receives may not appreciate in value and, in fact, may decline in value. In addition, when CCT invests in senior and subordinated debt, it may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. CCT’s goal is ultimately to dispose of these equity interests and realize gains upon its disposition of such interests. Accordingly, CCT may not be able to realize gains from its equity interests and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences. Depending on the nature of the equity investment, CCT could invest through a taxable subsidiary which could impact the return on investment. CCT may also be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow CCT to sell the underlying equity interests. CCT may be unable to exercise any put rights it acquires, which grants it the right to sell its equity securities back to the portfolio company, for the consideration provided in CCT’s investment documents if the issuer is in financial distress However, the equity interests CCT receives may not appreciate in value and, in fact, may decline in value.

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Convertible Securities. CCT may invest in convertible securities, such as bonds, debentures, notes, preferred stocks or other securities that may be converted into, or exchanged for, a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by CCT is called for redemption, it will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on CCT’s ability to achieve its investment objective.

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Investments in Private Investment Funds. CCT may invest in, or wholly own, private investment funds, including hedge funds, private equity funds, limited liability companies, real estate investment trusts (“REITs”), and other business entities. In valuing its investments in private investment funds, CCT relies primarily on information provided by managers of such funds. Valuations of illiquid securities, such as interests in certain private investment funds, involve various judgments and consideration of factors that may be subjective. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of CCT’s common stock. CCT may not be able to withdraw its investment in certain private investment funds promptly after it has made a decision to do so, which may result in a loss to it and adversely affect its investment returns.

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Derivatives. Derivative investments have risks, including: the imperfect correlation between the value of such instruments and CCT’s underlying assets, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in CCT’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, CCT may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If CCT is owed this fair market value in the termination of the derivative contract and its claim is unsecured, CCT will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which CCT may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of KKR to predict pertinent market movements, which cannot be assured. In addition, amounts paid by CCT as premiums and cash or other assets held in margin accounts with respect to its derivative investments would not be available to it for other investment purposes, which may result in lost opportunities for gain.

The Dodd-Frank Act could, depending on future rulemaking by regulatory agencies, impact the use of derivatives. The Dodd-Frank Act is intended to regulate the over-the-counter (“OTC”) derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Future rulemaking to implement these requirements could potentially limit or completely restrict CCT’s ability to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which CCT engages in derivative transactions could also prevent it from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of CCT’s use of derivatives.

Most debt securities in which CCT invests will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Debt securities rated below investment grade, which are often referred to as “junk” securities, are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

The credit ratings of certain of CCT’s investments may not be indicative of the actual credit risk of such rated instruments.

Rating agencies rate debt securities based upon their assessment of the likelihood of the receipt of principal and interest payments. Rating agencies do not consider the risks of fluctuations in market value or other factors that may influence the value of debt securities. Therefore, the credit rating assigned to a particular instrument may not fully reflect the true risks of an investment in such instrument. Credit rating agencies may change their methods of evaluating credit risk and determining ratings. These changes may occur quickly and often. While CCT may give some consideration to ratings, ratings may not be indicative of the actual credit risk of CCT’s investments in rated instruments.

A redemption of convertible securities held by CCT could have an adverse effect on its ability to achieve its investment objective.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by CCT is called for redemption, CCT will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on CCT’s ability to achieve its investment objective.

To the extent OID and PIK interest income constitute a portion of CCT’s income, CCT will be exposed to risks associated with the deferred receipt of cash representing such income.

CCT’s investments may include OID and PIK instruments. To the extent OID and PIK constitute a portion of CCT’s income, CCT will be exposed to risks associated with such income being required to be included in income for financial reporting purposes in accordance with GAAP and taxable income prior to receipt of cash, including the following:

•	OID and PIK instruments may have unreliable valuations because the accruals require judgments about collectability;

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OID and PIK instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

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For GAAP purposes, cash distributions to stockholders that include a component of OID or PIK income are not considered a return of capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID or PIK income may be funded from the cash invested by the stockholders, the 1940 Act does not require that stockholders be given notice of this fact;

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The presence of OID and PIK creates the risk of non-refundable cash payments to the Advisor in the form of subordinated incentive fees on income based on non-cash OID and PIK income accruals that may never be realized; and

•	In the case of PIK “toggle” debt, the PIK election has the simultaneous effects of increasing the investment income, thus increasing the potential for realizing incentive fees.

CCT’s portfolio companies may incur debt that ranks equally with, or senior to, CCT’s investments in such companies.

CCT pursues a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of the Advisor. CCT’s portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which CCT’s invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which CCT is entitled to receive payments with respect to the debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to CCT’s investment in that portfolio company would typically be entitled to receive payment in full before CCT receives any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to CCT. In the case of debt ranking equally with debt instruments in which CCT invests, CCT would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

If CCT cannot obtain debt financing or equity capital on acceptable terms, its ability to acquire investments and to expand operations will be adversely affected.

Any working capital reserves CCT maintains may not be sufficient for investment purposes, and CCT may require additional debt financing or equity capital to operate. Pursuant to tax rules that apply to CCT, CCT is required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to its stockholders to maintain its RIC status. Accordingly, in the event that CCT needs additional capital in the future for investments or for any other reason CCT may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to CCT due to unfavorable economic conditions, which could increase CCT’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to CCT. Consequently, if CCT cannot obtain further debt or equity financing on acceptable terms, its ability to acquire additional investments and to expand its operations will be adversely affected. As a result, CCT would be less able to achieve portfolio diversification and its investment objective, which may negatively impact it results of operations and reduce its ability to make distributions to CCT’s stockholders.

Subordinated liens on collateral securing debt investments that CCT may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and CCT.

Certain debt investments that CCT will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. In the event of a default, the holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before CCT. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then CCT, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

CCT may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on any such portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before CCT. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy CCT’s unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then CCT’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights CCT may have with respect to the collateral securing the debt investments CCT makes in its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that CCT enters into with the holders of senior debt. Under such an inter-creditor agreement, at any time obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. CCT may not have the ability to control or direct such actions, even if its rights are adversely affected.

Certain of CCT’s investments may be adversely affected by laws relating to fraudulent conveyance or voidable preferences.

Certain of CCT’s investments could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to such investments were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt is used for a buyout of stockholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, further subordinate the debt obligations or the liens supporting such obligations to other existing and future indebtedness of the issuer or require CCT to repay any amounts received by it with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, CCT may not receive any repayment on the debt obligations.

Under certain circumstances, payments to CCT and distributions by CCT to its stockholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or recharacterize investments made in the form of debt as equity contributions.

Most of CCT’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured.

Mezzanine debt is typically junior to the obligations of a company to senior creditors, trade creditors and employees. Most of CCT’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Default rates for mezzanine debt securities have historically been higher than for investment grade securities. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Mezzanine debt investments may also be subject to early redemption features, refinancing options, prepayment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation earlier than expected. In addition, mezzanine debt investments may include enhanced information rights or other involvement with a company’s board or management that could result in limiting CCT’s ability to liquidate positions in the company.

CCT may invest in debt securities and instruments that are rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments.

CCT may invest in debt securities and instruments that are rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace. In addition, CCT may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. CCT’s investments in below investment grade instruments exposes it to a substantial degree of credit risk and interest rate risk. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments may reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. General economic recession or a major decline in the demand for products and services in which the borrower operates would likely have a materially adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt investments.

Certain of CCT’s investments are exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, CCT deals, whether in exchange-traded or OTC transactions.

Certain of CCT’s investments are exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, CCT deals, whether in exchange-traded or OTC transactions. If there is a default by the counterparty to such a transaction, CCT will, under most normal circumstances, have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in losses to CCT. CCT may be subject to the risk of loss of CCT’s assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of CCT, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, CCT might recover, even in respect of property specifically traceable to it, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to CCT. Such events would have an adverse effect on the net asset value of CCT’s funds. Certain counterparties may have general custody of, or title to, CCT’s assets. The failure of any such counterparty may result in adverse consequences to the net asset value of CCT’s fund.

In addition, CCT may from time to time use counterparties located in jurisdictions outside the U.S. Such counterparties usually are subject to laws and regulations in non-U.S. jurisdictions that are designed to protect customers in the event of their insolvency. However, the practical effect of these laws and their application to CCT’s assets may be subject to substantial limitations and uncertainties. Because of the range of possible factual scenarios involving the insolvency of a counterparty and the potential number of entities and jurisdictions that may be involved, it is impossible to generalize about the effect of such an insolvency on CCT and its assets. Investors should assume that the insolvency of any such counterparty would result in significant delays in recovering CCT’s financial instruments from or the payment of claims therefor by such counterparty and a loss to CCT, which could be material.

CCT’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on CCT and its fund’s net asset value.

There may be circumstances where CCT’s debt investments could be subordinated to claims of other creditors or CCT could be subject to lender liability claims.

Although CCT generally structures certain of its investments as senior debt, if one of CCT’s portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which it provided managerial assistance to that portfolio company or whether a representative of it or the Advisor sat on the Board of such portfolio company, a bankruptcy court might re-characterize CCT’s debt investment and subordinate all or a portion of CCT’s claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, CCT’s legal rights may be subordinated to other creditors.

In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or stockholders. Because of the nature of its investments in portfolio companies (including that, as a business development company, CCT may be required to provide managerial assistance to those portfolio companies), CCT may be subject to allegations of lender liability.

CCT generally will not control the business operations of its portfolio companies and, due to the illiquid nature of CCT’s holdings in its portfolio companies, CCT may not be able to dispose of its interest in its portfolio companies.

CCT does not expect to control most of its portfolio companies, even though it may have board representation or board observation rights, and its debt agreements may impose certain restrictive covenants on its borrowers. As a result, CCT is subject to the risk that a portfolio company in which it invests may make business decisions with which CCT disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve CCT’s interests as a debt investor. Due to the lack of liquidity for CCT’s investments in private companies, CCT may not be able to dispose of its interests in its portfolio companies as readily as it would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of CCT’s portfolio holdings.

CCT is exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on CCT’s investments and investment opportunities and, accordingly, may have a material adverse effect on CCT’s ability to achieve its investment objective and the rate of return on invested capital. Because CCT may borrow money and may issue debt securities to make investments, CCT’s net investment income will depend, in part, upon the difference between the rate at which it borrows funds or pays interest on such debt securities and the rate at which it invests these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on CCT’s net investment income.

Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. CCT may enter into certain hedging transactions, such as interest rate swap agreements, to mitigate exposure to adverse fluctuations in interest rates and CCT may increase its floating rate investments to position the portfolio for rate increases. However, CCT cannot assure you that such transactions will be successful in mitigating exposure to interest rate risk or if CCT will enter into such interest rate hedges. Hedging transactions may also limit CCT’s ability to participate in the benefits of lower interest rates with respect to its portfolio investments.

CCT does not have a policy governing the maturities of its investments. This means that CCT is subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt CCT owns could adversely affect its net asset value. Also, an increase in interest rates available to investors could make an investment in CCT’s common stock less attractive if CCT is not able to increase its distribution rate.

International investments create additional risks.

CCT expects to make, investments in portfolio companies that are domiciled outside of the United States. CCT anticipate that up to 30% of its investments may be in these types of assets. CCT’s investments in foreign portfolio companies are deemed “non-qualifying assets,” which means, as required by the 1940 Act, they, along with other non-qualifying assets, may not constitute more than 30% of CCT’s total assets at the time of CCT’s acquisition of any asset, after giving effect to the acquisition. Notwithstanding the limitation on CCT’s ownership of foreign portfolio companies, such investments subject CCT to many of the same risks as its domestic investments, as well as certain additional risks, including the following:

•	foreign governmental laws, rules and policies, including those restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States;

•	foreign currency devaluations that reduce the value of and returns on CCT’s foreign investments;

•	adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which CCT invests;

•	adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which CCT invests;

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the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from CCT’s investments in the foreign country;

•	adverse changes in foreign-country laws, including those relating to taxation, bankruptcy and ownership of assets;

•	changes that adversely affect the social, political and/or economic stability of a foreign country in which CCT invests;

•	high inflation in the foreign countries in which CCT invests, which could increase the costs to CCT of investing in those countries;

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deflationary periods in the foreign countries in which CCT invests, which could reduce demand for CCT’s assets in those countries and diminish the value of such investments and the related investment returns to CCT; and

•	legal and logistical barriers in the foreign countries in which CCT invests that materially and adversely limit CCT’s ability to enforce its contractual rights with respect to those investments.

In addition, CCT may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which CCT may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which CCT may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on CCT’s portfolio companies in those countries and the rates of return that CCT is able to achieve on such investments. CCT may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to CCT, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.

CCT investments in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities, subject CCT indirectly to the underlying risks of such private investment funds and additional fees and expenses.

CCT may invest in private investment funds, including hedge funds, private equity funds, limited liability companies and other business entities which would be required to register as investment companies but for an exemption under Sections 3(c)(1) and 3(c)(7) of the 1940 Act. CCT’s investments in private funds are subject to substantial risks. CCT’s investments in such private investment funds expose it to the risks associated with the businesses of such funds or entities as well as such private investment funds’ portfolio companies. These private investment funds may or may not be registered investment companies and, thus, may not be subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

CCT relies primarily on information provided by managers of private investment funds in valuing its investments in such funds. There is a risk that inaccurate valuations provided by managers of private investment funds could adversely affect the value of CCT’s common stock. In addition, there can be no assurance that a manager of a private investment fund will provide advance notice of any material change in such private investment fund’s investment program or policies and thus, CCT’s investment portfolio may be subject to additional risks which may not be promptly identified by the Advisor. Moreover, CCT may not be able to withdraw its investments in certain private investment funds promptly after its makes a decision to do so, which may result in a loss to CCT and adversely affect CCT’s investment returns.

Before investing in any private investment fund, the Advisor, under the oversight of CCT’s Board, will conduct a due diligence review of the valuation methodology utilized by the private investment fund, which as a general matter, the Advisor expects would utilize market values when available, and otherwise utilize principles of fair value that the Advisor reasonably believes to be consistent with those used by CCT for valuing its own investments. After investing in a private investment fund, the Advisor will monitor the valuation methodology used by the asset manager and/or issuer of the private investment fund. Following procedures adopted by CCT’s Board, in the absence of specific transaction activity in a particular private investment fund, CCT’s Board will consider whether it is appropriate, in light of all relevant circumstances, to value CCT’s investment at the net asset value reported by the private investment fund at the time of valuation or to adjust the value to reflect a premium or discount.

The Advisor will provide CCT’s Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Advisor, CCT’s Board will review any securities valued by the Advisor in accordance with CCT’s valuation policies.

CCT’s Board—with the assistance of the Advisor, officers and, through them, independent valuation agents—is responsible for determining in good faith the fair value of CCT’s portfolio investments for which market quotations are not readily available (as is the case of private investment funds). CCT’s Board will make this determination on a quarterly basis and any other time when a decision is required regarding the fair value of CCT’s investments in private investment funds or other portfolio investments for which market quotations are not available. A determination of fair value involves subjective judgments and estimates, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in the securities of private investment funds may also involve duplication of advisory fees and certain other expenses. By investing in private investment funds indirectly through CCT, you bear a pro rata portion of CCT’s advisory fees and other expenses, and also indirectly bear a pro rata portion of the advisory fees, performance-based allocations and other expenses borne by CCT as an investor in the private investment funds. In addition, the purchase of the shares of some private investment funds requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such investment companies’ portfolio securities.

In addition, certain private investment funds may not provide CCT with the liquidity it requires and would thus subject it to liquidity risk. Further, even if an investment in a private investment fund is deemed liquid at the time of investment, the private investment fund may, in the future, alter the nature of CCT’s investments and cease to be a liquid investment fund, subjecting CCT to liquidity risk.

CCT may acquire various structured financial instruments for purposes of “hedging” or reducing its risks, which may be costly and ineffective and could reduce the cash available to service debt or for distribution to stockholders.

CCT may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase CCT’s losses. Further, hedging transactions may reduce cash available to service CCT’s debt or pay distributions to CCT’s stockholders.

Derivative transactions which CCT may enter into may expose it to certain risks, including market risk, liquidity risk and other risks associated with the use of leverage.

Certain derivative transactions, such as a total return swap arrangement, or TRS, effectively add leverage to CCT’s portfolio by providing CCT investment and economic exposure to a security or portfolio of securities without CCT owning, investing directly in, or taking physical custody of such security or portfolio of securities.

Such derivative transactions are subject to market risks, liquidity risks and risks of imperfect correlation between the value of the transaction and the assets underlying the transaction. In addition, because such transactions are forms of synthetic leverage, they are subject to risks associated with the use of leverage. Moreover, CCT may incur certain costs in connection with such transactions that could in the aggregate be significant.

Such transactions are subject to the risk that the counterparty will default on its payment obligations or that one party will otherwise not be able to meet its contractual obligations to the other. Additionally, if the counterparty chooses to exercise its termination rights under such transactions, it is possible that, because of adverse market conditions existing at the time of such termination, CCT will owe more to the counterparty (or will be entitled to receive less from the counterparty) than it would otherwise have if it controlled the timing of such termination.

Defaults by CCT’s portfolio companies will harm operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by CCT or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that CCT holds. CCT may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

CCT invests primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

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may have limited financial resources and may be unable to meet their obligations under their debt securities that CCT holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of CCT realizing any guarantees it may have obtained in connection with its investment;

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may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a privately held company and, in turn, on CCT; and

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, CCT’s executive officers, directors and members of the Advisor’s management may, in the ordinary course of business, be named as defendants in litigation arising from CCT’s investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. If there is no readily available market for these investments, CCT is required to carry these investments at fair value as determined by its Board. As a result, if CCT is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it had previously recorded these investments. CCT may also face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that it, the Advisor or any of KKR’s affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of CCT’s investments may make it difficult for CCT to dispose of them at a favorable price, and, as a result, CCT may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. CCT must therefore rely on the ability of the Advisor to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If CCT is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and it may lose money on its investments.

Certain investment analyses and decisions by the Advisor may be required to be undertaken on an expedited basis.

Investment analyses and decisions by the Advisor may be required to be undertaken on an expedited basis to take advantage of investment opportunities. While CCT generally will not seek to make an investment until the Advisor has conducted sufficient due diligence to make a determination as to the acceptability of the credit quality of the investment and the underlying issuer, in such cases, the information available to the Advisor at the time of making an investment decision may be limited. Therefore, no assurance can be given that the Advisor will have knowledge of all circumstances that may adversely affect an investment. In addition, The Advisor expects often to rely upon independent consultants in connection with its evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and CCT may incur liability as a result of such consultants’ actions.

CCT may not have the funds or ability to make additional investments in its portfolio companies or to fund its unfunded commitments.

After CCT’s initial investment in a portfolio company, it may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that CCT will make, or will have sufficient funds to make, follow-on investments. Even if CCT does have sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its level of risk, it prefers other opportunities, it is limited in its ability to do so by compliance with business development company requirements, or it desires to maintain CCT’s RIC status. CCT’s ability to make follow-on investments may also be limited by the Advisor’s allocation policies. Any decisions not to make a follow-on investment or any inability on CCT’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for CCT to increase CCT’s participation in a successful operation or may reduce the expected return on the investment.

Prepayments of CCT’s debt investments by its portfolio companies could adversely impact CCT’s results of operations and reduce CCT’s return on equity.

CCT is subject to the risk that the investments it makes in its portfolio companies may be repaid prior to maturity. When this occurs, CCT will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and CCT could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, CCT’s results of operations could be materially adversely affected if one or more of its portfolio companies elect to prepay amounts owed to it. Additionally, prepayments, net of prepayment fees, could negatively impact CCT’s return on equity.

Risks Related to Leverage

The agreements governing each of CCT’s revolving credit facilities and CCT’s senior secured term loan contain various covenants which, if not complied with, could accelerate repayment under the relevant facility, thereby materially and adversely affecting CCT’s liquidity, financial condition, results of operations and CCT’s ability to service its debt or pay distributions to its stockholders.

CCT and each of its wholly owned, special purpose financing subsidiaries are party to revolving or term credit facilities with one or more lenders. CCT or CCT’s special purpose financing subsidiaries may become party to additional such facilities in the future. The agreements governing these facilities currently, and are likely to continue to, contain default provisions such as:

•	the failure to make principal payments when due or interest payments within three business days of when due;

•	borrowings under the facility exceeding the applicable advance rates;

•	the purchase by CCT or the relevant financing subsidiary, as applicable, of certain ineligible assets;

•	the insolvency or bankruptcy of CCT or the relevant financing subsidiary;

•	the decline of CCT’s or the relevant financing subsidiary’s, as applicable, net asset value below a specified threshold; and

•	fraud or other illicit acts by CCT or the Advisor in CCT’s or its investment advisory capacities.

An event of default under any one credit facility may result, among other things, in the termination of the availability of further funds under that facility and other unrelated credit facilities, and an accelerated maturity date for all amounts outstanding under the credit facility or facilities. This could disrupt CCT’s business, reduce its revenues and, by delaying any distributions allowed to CCT under the facility until the lender has been paid in full, reduce CCT’s liquidity and cash flow and impair its ability to grow its business, service its debt, make distribution payments to its stockholders and maintain its status as a RIC.

The agreements governing each credit facility would require CCT or the relevant financing subsidiary, as applicable, to comply with certain operational covenants. These covenants may, for example, require CCT or the relevant financing subsidiary, as applicable, to, among other things, maintain eligible assets with an aggregate equity value, net of borrowing balance, equal to or exceeding specified amounts under the facility. In addition, under the relevant facility, the occurrence of certain “Super-Collateralization Events” may result in an increase of the collateral equity value that CCT or the relevant financing subsidiary, as applicable, is required to maintain. Super-Collateralization Events would include, among other things:

•	certain key employees ceasing to be directors, principals, officers or investment managers of the Advisor;

•	the bankruptcy or insolvency of the Advisor;

•	the Advisor ceasing to act as adviser for CCT or the relevant financing subsidiary;

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CCT ceasing to act as the relevant financing subsidiary’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and

•	fraud or other illicit acts by CCT or the Advisor in CCT’s or its investment advisory capacities.

A decline in the value of assets owned by CCT or the relevant financing subsidiary, as applicable or the occurrence of a Super-Collateralization Event under the relevant facility could result in CCT being required to retain, acquire or contribute to the relevant financing subsidiary, as applicable, additional assets, which would likely disrupt CCT’s business and impact its ability to meet its investment objectives, service its debt and pay distributions to its stockholders.

The failure to meet collateral requirements under the relevant facility or the occurrence of any other event of default that results in the termination of such facility may force CCT to liquidate positions at a time and/or at a price that is disadvantageous to CCT and could result in losses. In addition, upon the occurrence of an event of default under the relevant facility, the related lender would have the right to the assets pledged as collateral supporting the amounts outstanding under the facility and could sell such assets in order to satisfy amounts due under the facility.

Each borrowing under any credit facility will be subject to the satisfaction of certain conditions. CCT cannot assure you that it or the relevant financing subsidiary, as applicable, will be able to borrow funds under the relevant facility at any particular time or at all.

To the extent that CCT borrows money, the potential for gain or loss on amounts invested in it will be magnified and may increase the risk of investing in CCT. Borrowed money may also adversely affect the return on CCT’s assets, reduce cash available to service CCT’s debt or for distribution to CCT’s stockholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. Since CCT uses leverage to partially finance its investments, through borrowing from banks and other lenders, you will experience increased risks of investing in CCT’s securities. If the value of CCT’s assets decreases, leveraging would cause CCT’s net asset value to decline more sharply than it otherwise would if it had not borrowed and employed leverage. Similarly, any decrease in CCT’s income would cause its net income to decline more sharply than it would have if it had not borrowed and employed leverage. Such a decline could negatively affect CCT’s ability to service CCT’s debt or make distributions to its stockholders. In addition, CCT’s stockholders will bear the burden of any increase in CCT’s expenses as a result of its use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Advisor.

The amount of leverage that CCT employs depends on the Advisor’s and CCT Board’s assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that additional leveraged financing will be available to CCT on favorable terms or at all. However, to the extent that CCT uses leverage to finance its assets, its financing costs will reduce cash available for servicing its debt or distributions to stockholders. Moreover, CCT may not be able to meet its financing obligations and, to the extent that it cannot, it risks the loss of some or all of its assets to liquidation or sale to satisfy the obligations. In such an event, CCT may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a business development company, CCT is required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of its borrowings and any preferred stock that it may issue in the future, of at least 200%. If this ratio declines below 200%, CCT cannot incur additional debt and could be required to sell a portion of its investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on CCT’s operations, and it may not be able to service its debt or make distributions.

Investments in which CCT has a non-controlling interest may involve risks specific to third-party management of those investments.

CCT may also co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment. Such joint venture partners or third party managers may include former personnel of the Advisor or associated persons. As co-investors, CCT may have interests or objectives that are inconsistent with those of the third-party partners or co-venturers. Although CCT may not have full control over these investments and therefore, may have a limited ability to protect its position therein, it expects that it will negotiate appropriate rights to protect CCT’s interests. Nevertheless, such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third-party partner or co-venturer may have financial difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with CCT’s, or may be in a position to take (or block) action in a manner contrary to the CCT’s investment objectives or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. Third-party partners or co-venturers may opt to liquidate an investment at a time during which such liquidation is not optimal for CCT. In addition, CCT may in certain circumstances be liable for the actions of its third-party partners or co-venturers. In those circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to such investments, including incentive compensation arrangements.

Risks Related to an Investment in CCT’s Common Stock

A stockholder’s interest in CCT will be diluted if CCT issues additional shares, which could reduce the overall value of an investment in CCT.

CCT’s stockholders do not have preemptive rights to any shares it issues in the future. CCT’s charter, which is referred to herein as the articles of incorporation, authorizes CCT to issue up to 1,000,000,000 shares of common stock. Pursuant to CCT’s articles of incorporation, a majority of CCT’s entire Board may amend CCT’s articles of incorporation to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of stock of any class or series without stockholder approval. CCT’s board may elect to sell additional shares in the future or issue equity interests in private offerings. To the extent CCT issues additional equity interests at or below net asset value, your percentage ownership interest in CCT may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of CCT’s investments, you may also experience dilution in the book value and fair value of your shares.

Under the 1940 Act, CCT generally is prohibited from issuing or selling its common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. CCT may, however, sell its common stock, or warrants, options, or rights to acquire its common stock, at a price below the current net asset value of its common stock if its Board and independent directors determine that such sale is in CCT’s best interests and the best interests of its stockholders, and CCT’s stockholders, including a majority of those stockholders that are not affiliated with CCT, approve such sale. In any such case, the price at which CCT’s securities are to be issued and sold may not be less than a price that, in the determination of CCT’s Board, closely approximates the fair value of such securities (less any distributing commission or discount). If CCT raises additional funds by issuing common stock or senior securities convertible into, or exchangeable for, CCT common stock, then the percentage ownership of CCT’s stockholders at that time will decrease and you will experience dilution.

Any sale or other issuance of shares of CCT’s common stock at a price below net asset value per share would result in an immediate dilution to CCT common stock and a reduction of its net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in CCT’s earnings and assets and voting interest in CCT than the increase in CCT’s assets resulting from such issuance. Because the number of future shares of common stock that may be issued below CCT’s net asset value per share and the price and timing of such issuances are not currently known, CCT cannot predict the actual dilutive effect of any such issuance nor can it predict the resulting reduction in its net asset value per share, however, such effects may be material. If CCT’s shares of common stock are trading at a price below its net asset value per share, it will generally not be able to issue additional shares of its common stock at their market price without first obtaining approval for such issuance from CCT’s stockholders and independent directors. CCT may not be able to obtain the necessary approvals to sell shares of common stock below net asset value. CCT undertakes to describe the material risks and dilutive effects of any offering that it makes at a price below its then-current net asset value in the future in a prospectus supplement issued in connection with any such offering.

Preferred stock could be issued with rights and preferences that would adversely affect holders of CCT common stock.

Under the terms of CCT’s articles of incorporation, CCT’s Board is authorized to issue shares of preferred stock in one or more series without stockholder approval, which could potentially adversely affect the interests of existing stockholders.

Sales of substantial amounts of CCT common stock in the public market may have an adverse effect on the market price of CCT common stock.

Sales of substantial amounts of CCT’s common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for CCT common stock. If this occurs and continues for a sustained period of time, it could impair CCT’s ability to raise additional capital through the sale of securities should it desire to do so.

Investing in CCT’s common stock involves a high degree of risk.

The investments CCT makes in accordance with its investment objective may result in a higher amount of risk than alternative investment options and includes volatility or loss of principal. CCT’s investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in CCT common stock may not be suitable for someone with lower risk tolerance.

The net asset value of CCT’s common stock may fluctuate significantly.

The net asset value and liquidity of the market for shares of CCT’s common stock may be significantly affected by numerous factors, some of which are beyond CCT’s control and may not be directly related to its operating performance. These factors include:

•

changes in the value of CCT’s portfolio of investments and derivative instruments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as portfolio company defaults, among other reasons;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	de-listing from the NYSE;

•	loss of RIC or business development company status;

•	distributions that exceed CCT’s net investment income and net income as reported according to GAAP;

•	changes in earnings or variations in operating results;

•	changes in accounting guidelines governing valuation of CCT’s investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of the Advisor or certain of its key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Certain provisions of the Maryland General Corporation Law could deter takeover attempts.

CCT’s bylaws exempt it from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If CCT’s bylaws were amended to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of CCT and increase the difficulty of consummating such a transaction. Although CCT does not presently intend to adopt such an amendment to its bylaws, there can be no assurance that it will not so amend its bylaws at some time in the future. CCT will not, however, amend its bylaws to make it subject to the Maryland Control Share Acquisition Act without its Board determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to that determination.

Additionally, CCT’s Board may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. CCT’s Board may also, without stockholder action, amend CCT’s articles of incorporation to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that CCT has authority to issue. These provisions may inhibit a change of control in circumstances that could give the holders of CCT’s common stock the opportunity to realize a premium over the value of CCT’s common stock.

CCT may pay distributions from offering proceeds, borrowings or the sale of assets to the extent its cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

CCT may fund distributions from the uninvested proceeds of an offering and borrowings, and CCT has not established limits on the amount of funds it may use from such proceeds or borrowings to make any such distributions. CCT has paid and may continue to pay distributions from the sale of assets to the extent distributions exceed CCT’s earnings or cash flows from operations. Distributions from offering proceeds or from borrowings could reduce the amount of capital CCT ultimately invests in its investment portfolio.

CCT stockholders may experience dilution in their ownership percentage if they do not participate in CCT’s distribution reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in CCT’s distribution reinvestment plan will generally be automatically reinvested in shares of CCT’s common stock. As a result, stockholders that do not participate in CCT’s distribution reinvestment plan may experience dilution over time. Stockholders who do not participate in CCT’s distribution reinvestment plan may experience accretion to the net asset value of their shares if CCT’s shares are trading at a premium to net asset value and dilution if CCT’s shares are trading at a discount to net asset value. The level of accretion or discount would depend on various factors, including the proportion of CCT’s stockholders who participate in the plan, the level of premium or discount at which CCT’s shares are trading and the amount of the distribution payable to stockholders.

Your interest in CCT may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than CCT’s net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event CCT issues subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to CCT’s prospectus, own a smaller proportional interest in CCT than would otherwise be the case if they fully exercised their rights. CCT cannot state precisely the amount of any such dilution in share ownership because it does not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of CCT’s common stock, then CCT’s stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if CCT were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of CCT’s common stock due to the potential for the issuance of shares at a price below CCT’s net asset value, without a corresponding change to CCT’s net asset value.

If CCT issues preferred stock, debt securities or convertible debt securities, the net asset value of CCT common stock may become more volatile.

CCT cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of CCT’s common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value of CCT’s common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on CCT’s investment portfolio, the benefit of leverage to the holders of CCT’s common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on CCT’s portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if CCT had not issued the preferred stock or debt securities. Any decline in the net asset value of CCT’s investment would be borne entirely by the holders of CCT’s common stock. Therefore, if the market value of CCT’s portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of CCT’s common stock than if CCT were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for CCT’s common stock.

There is also a risk that, in the event of a sharp decline in the value of CCT’s net assets, CCT would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities or convertible debt or CCT’s current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, CCT might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, CCT would pay (and the holders of its common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt, any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over CCT’s affairs.

Holders of any preferred stock that CCT may issue will have the right to elect members of the CCT Board and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of distributions or other distributions to the holders of CCT’s common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair CCT’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes.

Federal Income Tax Risks

CCT will be subject to corporate-level income tax if it is unable to maintain its qualification as a RIC under Subchapter M of the Code or if it makes investments through taxable subsidiaries.

To maintain RIC tax treatment under the Code, CCT must meet the following minimum annual distribution, income source and asset diversification requirements.

The minimum annual distribution requirement for a RIC will be satisfied if CCT distributes to its stockholders on an annual basis at least 90% of its investment company taxable income. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing distributions relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of subchapter M. CCT would be taxed, at regular corporate rates, on retained income and/or gains, including any short-term capital gains or long-term capital gains. CCT must also satisfy an additional annual distribution requirement with respect to each calendar year in order to avoid a 4% excise tax on the amount of the under-distribution. Because CCT uses debt financing, it is subject to (i) an asset coverage ratio requirement under the 1940 Act and (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict CCT from making distributions necessary to satisfy the distribution requirements. If CCT is unable to obtain cash from other sources, or chose or be required to retain a portion of its taxable income or gains, it could (1) be required to pay excise tax and (2) fail to qualify for RIC tax treatment, and thus become subject to corporate-level income tax on its taxable income (including gains).

The income source requirement will be satisfied if CCT obtains at least 90% of its annual income from dividends, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities.

The asset diversification requirement will be satisfied if CCT meets certain asset diversification requirements at the end of each quarter of its taxable year. To satisfy this requirement, at least 50% of the value of CCT’s assets must consist of cash, cash equivalents (including receivables), U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of CCT’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by CCT and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in CCT having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of CCT’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If CCT fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce CCT’s net assets, the amount of income available for distribution, and the amount of CCT’s distributions.

CCT may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. CCT may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding, and value added taxes).

CCT may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income.

For federal income tax purposes, CCT may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, since CCT will likely hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK, secondary market purchases of debt securities at a discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), CCT must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. CCT may also have to include in income other amounts that it has not yet received in cash, such as unrealized appreciation for foreign currency forward contracts and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, CCT may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require CCT to recognize income where it does not receive a corresponding payment in cash.

Unrealized appreciation on derivatives, such as foreign currency forward contracts, may be included in taxable income while the receipt of cash may occur in a subsequent period when the related contract expires. Any unrealized depreciation on investments that the foreign currency forward contracts are designed to hedge is not currently deductible for tax purposes. This can result in increased taxable income whereby CCT may not have sufficient cash to pay distributions or it may opt to retain such taxable income and pay a 4% excise tax. In such case, CCT could still rely upon the “spillback provisions” to maintain RIC qualification.

A portion of CCT’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, CCT may elect to amortize market discounts with respect to debt securities acquired in the secondary market and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit its ability to deduct interest expenses for tax purposes. Because any original issue discount or other amounts accrued will be included in CCT’s investment company taxable income for the year of the accrual, CCT may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even if it will not have received any corresponding cash amount. As a result, CCT may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. CCT may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If CCT is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Impact of recently enacted federal tax legislation

Significant U.S. federal tax reform legislation was recently enacted which, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions which may be used to offset taxable income, expands the circumstances in which a foreign corporation will be treated as a “controlled foreign corporation” and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The impact of this new legislation on CCT, its stockholders and entities in which CCT may invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in CCT.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Merger

The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of FSIC or CCT bears directly or indirectly, and based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following the Merger. FSIC and CCT caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “FSIC” or “CCT,” stockholders will indirectly bear such fees or expenses as investors in FSIC or CCT, as applicable.

	Actual
	FSIC		CCT		Pro Forma
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by FSIC and CCT	None	(1)	None	(1)	None	(1)
Offering expenses borne by FSIC and CCT	None	(1)	None	(1)	None	(1)
Distribution reinvestment plan expenses	None	(2)	None	(2)	None	(1)

Total stockholder transaction expenses paid by FSIC and CCT	None		None		None

	Actual
	FSIC	CCT	Pro Forma
Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock):(3)
Base management fees(4)	2.69%	2.48%	2.60%
Incentive fees(5)	2.03%	1.94%	2.07%
Interest payments on borrowed funds(6)	4.20%	4.34%	4.33%
Other expenses(7)	0.53%	0.64%	0.52%
Acquired Fund Fees and Expenses(8)	None	0.21%	0.11%

Total annual expenses (estimated)(9)	9.45%	9.61%	9.63%

(1)

Purchases of shares of common stock of FSIC or CCT on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of FSIC Common Stock or CCT Common Stock.

(2)	The estimated expenses associated with the respective distribution reinvestment plans are included in “Other expenses.”

(3)

“Consolidated net assets attributable to common stock” equals net assets at June 30, 2018. For the pro forma columns, the net assets of FSIC on a pro forma basis as of June 30, 2018, were used. See “Unaudited Selected Pro Forma Consolidated Financial Data” for more information.

(4)

FSIC is externally managed by its investment adviser, the Advisor. FSIC’s base management fee is calculated at an annual rate of 1.50% of the average weekly value of its gross assets (equal to total assets set forth on FSIC’s consolidated balance sheet), which are assumed to equal 177.80% of FSIC’s average net assets of $2.3 billion for the six months ended June 30, 2018. The base management fee of FSIC shown in the table above is higher than 1.50% because the base management fee in the table is required to be calculated as a percentage of FSIC’s average net assets, rather than gross assets. CCT is externally managed by its investment adviser, the Advisor. CCT’s base management fee is calculated at an annual rate of 1.50% of its average gross assets (equal to total assets set forth on CCT’s consolidated balance sheet, less cash and cash equivalents). The base management fee is payable monthly in arrears and is calculated based on the simple average of CCT’s gross assets at the end of the two most recently completed calendar months, which differs from FSIC in that FSIC’s base management fee is calculated based on the average weekly value of its gross assets and includes cash and cash equivalents. The base management fee of CCT shown in the table above is higher than 1.50% because the base management fee in the table is required to be calculated as a percentage of CCT’s average net assets, rather than gross assets. Following completion of the Merger, the combined company will be externally managed by the Advisor. Following the effective date of the Investment Advisory Agreement, the pro forma base management fee has been calculated in a manner consistent with the terms and conditions of the Investment Advisory Agreement and assuming that the Advisory Agreement Amendment Proposal is approved by FSIC stockholders.

(5)

The incentive fee in the FSIC Investment Advisory Agreement consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of FSIC’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on its net assets, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, the Advisor will not earn this incentive fee for any quarter until FSIC’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once FSIC’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of FSIC’s pre-incentive fee net investment income in excess of the hurdle rate, until FSIC’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of the value of FSIC’s net assets. Thereafter, the Advisor will be entitled to receive 20.0% of FSIC’s pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a cap equal to (i) 20.0% of the per share pre-incentive fee return for the then-current and eleven preceding calendar quarters minus the cumulative per share incentive fees accrued and/or payable for the eleven preceding calendar quarters multiplied by (ii) the weighted average number of shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the foregoing purpose, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of FSIC’s pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of FSIC’s investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, and base management fees for the calendar quarter, divided by (ii) the weighted average number of shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of shares outstanding during such calendar quarter. The amount in the table above for FSIC assumes that the subordinated incentive fee on income will be 2.03% of average net assets. This figure is based on the actual subordinated incentive fees on income accrued for the six months ended June 30, 2018, and assumes that such amount represents the subordinated incentive fees on income that will be payable over the twelve months following June 30, 2018. The actual subordinated incentive fee on income as a percentage of FSIC’s average net assets for the twelve months following June 30, 2018 may be higher than this amount.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of FSIC’s incentive fee capital gains, which equals its realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. FSIC accrues for the capital gains incentive fee, which, if earned, is paid annually. FSIC accrues the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to the Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The amount in the table for FSIC assumes that there is no incentive fee on capital gains and is based on the net unrealized depreciation as of June 30, 2018. Such amounts are expressed as a percentage of the average net assets as of such date.

The incentive fee in the CCT Current Investment Advisory Agreement is comprised of two parts: (i) a subordinated incentive fee and (ii) an incentive fee on capital gains.

The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of CCT’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on average net assets, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, the Advisor will not earn this incentive fee for any quarter until CCT’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once CCT’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of CCT’s pre-incentive fee net investment income in excess of the hurdle rate, until CCT’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of average net assets. This “catch-up” feature allows the Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Advisor will be entitled to receive 20.0% of CCT’s pre-incentive fee net investment income.

The subordinated incentive fee is subject to a total return requirement that is calculated based on CCT’s reported income per share over the most recently completed quarter and the 11 preceding calendar quarters (the “look-back period”). The subordinated incentive fee on income will not exceed (i) the aggregate sum of, for each calendar quarter of the look-back period, (a) (x) 20.0% of the cumulative net increase in net assets resulting from operations for such quarter less (y) the subordinated incentive fees on income accrued by CCT for such quarter (not including for the current quarter for which the subordinated incentive fees on income is being calculated), divided by (b) the weighted average number of CCT’s shares of common stock outstanding during such calendar quarter, multiplied by (ii) the weighted average number of CCT’s shares of common stock outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of CCT’s pre-incentive fee net investment income, management fees payable with respect to the periods prior to November 14, 2017, realized gains and losses and unrealized appreciation and depreciation

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the CCT Current Investment Advisory Agreement). The fee equals 20.0% of CCT’s “incentive fee capital gains” (i.e., CCT’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains. CCT accrues for the incentive fee on capital gains, which, if earned, is paid annually. CCT accrues the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the CCT Current Investment Advisory Agreement, the fee payable to the Advisor is based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized. The incentive fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the incentive fee not taken as to any quarter is deferred without interest and may be taken in such other quarter as the Advisor shall determine.

Following completion of the Merger, the combined company will be externally managed by the Advisor. The pro forma Merger incentive fees have been calculated in a manner consistent with the terms and conditions of FSIC’s Investment Advisory Agreement and assuming that the Advisory Agreement Amendment Proposal is approved by FSIC stockholders.

For a description of the amendments to the Investment Advisory Agreement contemplated by the Advisory Agreement Amendment Proposal, see “FSIC Proposal 4—Approval of Advisory Agreement Amendment Proposal.”

(6)

The figure in the table for FSIC assumes it borrows the full amount available under each financing facility as of June 30, 2018 and that the annualized weighted average borrowing costs under the financing facilities, including amortized costs and expenses, is 4.79%. Because the total assumed borrowing ($2.0 billion) represents 87.79% of its average net assets for the six months ended June 30, 2018 ($2.3 billion), the borrowing cost as a percentage of net assets set forth in the table above is 4.20% (or 87.79% of 4.79%). See “Management’s Discussion and Analysis of Financial Condition and Results of Operation of FS Investment Corporation—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for a discussion of FSIC’s financing arrangements.

The figure in the table for CCT assumes it borrows the full amount available under each financing facility as of June 30, 2018 and that the annualized weighted average borrowing costs under the financing facilities, including amortized costs and expenses, is 4.92%. Because the total assumed borrowing ($2.2 billion) represents 88.24% of its average net assets for the six months ended June 30, 2018 ($2.5 billion), the borrowing cost as a percentage of net assets set forth in the table above is 4.34% (or 88.24% of 4.92%). See “Management’s Discussion and Analysis of Financial Condition and Results of Operation of Corporate Capital Trust, Inc.—Financial Condition, Liquidity and Capital Resources—Borrowings” for a discussion of CCT’s financing arrangements.

(7)

In the case of FSIC, other expenses include accounting, legal and auditing fees and excise and state taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to FSIC’s directors who do not also serve in an executive officer capacity for FSIC or the Advisor. The amount presented in the table reflects actual amounts incurred during the six months ended June 30, 2018.

In the case of CCT, other expenses include accounting, legal and auditing fees and excise and state taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to CCT’s independent directors. The amount presented in the table reflects actual amounts incurred during the six months ended June 30, 2018.

(8)

“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. FSIC and CCT borrow money to leverage and increase their total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. CCT invests in the securities or other investment instruments of public investment companies or BDCs that have fees and expenses. CCT estimates that the expenses of these acquired funds are 0.21%. On a pro forma basis, such expenses are estimated to be 0.11%.

(9)

This is based on the assumption that borrowings and interest costs after the Merger will remain the same as those costs prior to the Merger. FSIC expects over time that as a result of additional investment purchases, and in turn, additional borrowings on the financing facilities after the Merger, the combined company’s interest payments on borrowed funds may be more than the amounts estimated in the Unaudited Pro Forma Combined Statement of Operations of the Merger and, accordingly, that estimated total expenses may be different than as reflected in the Unaudited Pro Forma Combined Statement of Operations of the Merger for the six months ended June 30, 2018. However, the actual amount of leverage employed at any given time cannot be predicted.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in FSIC, CCT or the combined company’s common stock following the Merger. In calculating the following expense amounts, each of FSIC and CCT has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Transaction expenses related to the Merger are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to the incentive fee on capital gains):
FSIC	$73	$215	$349	$658
CCT	$76	$221	$359	$672
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to the incentive fee on capital gains, which was estimated at 1.0% of net assets):
FSIC	$83	$240	$387	$711
CCT	$85	$246	$395	$723

	1 year	3 years	5 years	10 years
Pro forma combined company following the Merger
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to the incentive fee on capital gains):	$75	$218	$355	$666
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to the incentive fee on capital gains, which was estimated at 1.0% of net assets):	$84	$243	$392	$718

The above table is to assist you in understanding the various costs and expenses that an investor in FSIC, CCT or, following the Merger, the combined company’s, common stock will bear directly or indirectly. Because the example assumes, as required by the SEC, no subordinated incentive fee on income would be accrued and payable in any of the indicated time periods. Performance will vary and may result in a return greater or less than 5%. If FSIC or CCT were to achieve sufficient returns on its investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, its expenses, and returns to its investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, reinvestment of distributions under the distribution reinvestment plans may occur at a price per share that differs from the then-current net asset value per share of common stock of the respective company. See “FS Investment Corporation Distribution Reinvestment Plan” and “Corporate Capital Trust, Inc. Distribution Reinvestment Plan” for additional information regarding FSIC’s and CCT’s distribution reinvestment plan, respectively.

The example and the expenses in the table above should not be considered a representation of FSIC’s, CCT’s, or, following the Merger, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF FS INVESTMENT CORPORATION

You should read this selected consolidated financial data in conjunction with FSIC’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation” and the consolidated financial statements and notes thereto included elsewhere in this joint proxy statement/prospectus. The selected financial data as of the six months ended June 30, 2018 and 2017 have been derived from FSIC’s unaudited financial statements and the selected financial data as of and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 has been derived from FSIC’s audited consolidated financial statements.

Dollar amounts are presented in thousands, except for per share data.

	Six Months Ended June 30, (Unaudited)		Year Ended December 31,
	2018	2017	2017	2016	2015	2014	2013
Statements of operations data:
Investment income	$196,593	$204,759	$419,311	$422,809	$474,797	$464,819	$474,566
Operating expenses
Total expenses and excise taxes	102,867	105,709	218,127	215,486	209,707	225,648	229,590
Less: Management fee waiver	(2,776)	—	(2,575)	—	—	(2,837)	—

Net expenses and excise taxes	100,091	105,709	215,552	215,486	209,707	222,811	229,590

Net investment income (loss)	$96,502	$99,050	203,759	207,323	265,090	242,008	244,976
Total net realized and unrealized gain (loss)	$(114,915)	$(17,215)	(21,772)	86,968	(226,705)	(47,227)	20,864

Net increase (decrease) in net assets resulting from operations	$(18,413)	$81,835	$181,987	$294,291	$38,385	$194,781	$265,840

Per share data:
Net investment income (loss)—basic and diluted(1)	$0.40	$0.40	$0.83	$0.85	$1.10	$0.97	$0.96

Net increase (decrease) in net assets resulting from operations—basic and diluted(1)	$(0.08)	$0.33	$0.74	$1.21	$0.16	$0.78	$1.04

Distributions declared(2)	$0.38	$0.45	$0.86	$0.89	$0.89	$1.08	$0.83

Balance sheet data:
Total assets	$3,882,958	$4,110,120	$4,104,275	$4,110,071	$4,148,173	$4,354,886	$4,444,577

Credit facilities, notes, secured borrowing and repurchase agreement payable	$1,628,539	$1,709,790	$1,712,016	$1,693,513	$1,822,899	$1,863,827	$1,673,682

Total net assets	$2,134,778	$2,280,704	$2,284,723	$2,297,377	$2,208,928	$2,366,986	$2,640,992

Other data:
Total return based on net asset value(3)	(0.54)%	3.61%	7.97%	13.19%	1.63%	7.17%	10.43%
Total return based on market value(4)	5.03%	(6.90)%	(21.39)%	25.91%	(0.78)%	5.52%	—
Number of portfolio company investments at period end	109	107	100	102	114	118	165
Total portfolio investments for the period	$356,433	$838,371	$1,284,317	$1,157,827	$1,647,620	$2,178,075	$2,641,733
Proceeds from sales and prepayments of investments	$566,198	$674,877	$1,134,998	$1,588,498	$1,625,520	$2,121,939	$2,510,887

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)

The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of our future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and do not represent an actual return to stockholders.

(4)

The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with FSIC’s distribution reinvestment plan. The total return based on market value for the year ended December 31, 2014 was calculated based on the period from April 16, 2014, the first day the shares began trading on the NYSE at a closing price of $10.25, to December 31, 2014. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The historical calculation of total return based on market value in the table should not be considered a representation of our future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

SELECTED QUARTERLY DATA OF FS INVESTMENT CORPORATION (Unaudited) (dollar amounts in thousands, except per share data)

			2018
			Q2	Q1
Total investment income			$95,575	$101,018
Net investment income			$45,955	$50,547
Total net realized and unrealized gain (loss) on investments			$(77,293)	$(37,622)
Net increase (decrease) in net assets resulting from operations			$(31,338)	$12,925
Net increase (decrease) in net assets resulting from operations (Earnings per share)			$(0.13)	$0.05
NAV per share at the end of the quarter			$8.87	$9.16
Market value per share at the end of the quarter			$7.35	$7.25

	2017
	Q4	Q3	Q2	Q1
Total investment income	$110,861	$103,691	$98,695	$106,064
Net investment income	$54,061	$50,648	$46,460	$52,590
Total net realized and unrealized gain (loss) on investments	$(39,307)	$34,750	$(28,018)	$10,803
Net increase (decrease) in net assets resulting from operations	$14,754	$85,398	$18,422	$63,393
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.06	$0.35	$0.08	$0.26
NAV per share at the end of the quarter	$9.30	$9.43	$9.30	$9.45
Market value per share at the end of the quarter	$7.35	$8.45	$9.15	$9.80

	2016
	Q4	Q3	Q2	Q1
Total investment income	$108,978	$100,557	$110,211	$103,063
Net investment income	$51,542	$49,003	$56,840	$49,938
Total net realized and unrealized gain (loss) on investments	$320	$65,366	$83,317	$(62,035)
Net increase (decrease) in net assets resulting from operations	$51,862	$114,369	$140,157	$(12,097)
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.21	$0.47	$0.58	$(0.05)
NAV per share at the end of the quarter	$9.41	$9.42	$9.18	$8.82
Market value per share at the end of the quarter	$10.30	$9.47	$9.05	$9.17

	2015
	Q4	Q3	Q2	Q1
Total investment income	$114,763	$103,668	$147,731	$108,635
Net investment income	$56,151	$63,766	$93,524	$51,649
Total net realized and unrealized gain (loss) on investments	$(134,619)	$(69,045)	$(41,818)	$18,777
Net increase (decrease) in net assets resulting from operations	$(78,468)	$(5,279)	$51,706	$70,426
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.32)	$(0.02)	$0.21	$0.29
NAV per share at the end of the quarter	$9.10	$9.64	$9.89	$9.90
Market value per share at the end of the quarter	$8.99	$9.32	$9.84	$10.14

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2017, 2016 and 2015. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF CORPORATE

CAPITAL TRUST, INC.

You should read this selected consolidated financial statements data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Corporate Capital Trust, Inc.” and CCT’s consolidated financial statements and notes thereto included elsewhere in this joint proxy statement/prospectus. The selected financial data as of and for the six months ended June 30, 2018 and 2017 has been derived from CCT’s unaudited financial statements and the selected financial data as of and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 has been derived from CCT’s audited consolidated financial statements.

($ in thousands, except per share amounts)	Six Months Ended June 30, (Unaudited)		Year Ended December 31,
	2018	2017	2017	2016	2015	2014	2013
Statement of operations data:
Investment income	$203,406	$193,322	$397,709	$386,468	$311,097	$230,712	$119,573
Operating expenses
Total expenses	104,865	87,544	186,752	173,061	131,443	99,194	68,502
Reimbursement of expense support	—	—	—	—	—	—	1,136
Net expenses	104,865	87,544	186,752	173,061	131,443	99,194	69,638
Net investment income before taxes	98,541	105,778	210,957	213,407	179,654	131,518	49,935
Income tax expense, including excise tax	(375)	321	658	3,311	2,966	1,392	—
Net investment income	98,916	105,457	210,299	210,096	176,688	130,126	49,935
Net realized and unrealized gains (losses)(4)	12,061	16,225	(36,169)	33,019	(214,895)	(45,809)	55,022
Net (decrease) increase in net assets resulting from operations	$110,977	$121,682	$174,130	$243,115	$(38,207)	$84,317	$104,957
Per share data:
Net investment income—basic and diluted	$0.78	$0.77	$1.54	$1.55	$1.56	$1.65	$1.08
Net (decrease) increase in net assets resulting from operations—basic and diluted	0.88	0.89	1.27	1.80	(0.34)	1.08	2.25
Distributions declared	0.90	0.90	1.81	1.81	1.81	1.80	1.86
Other data:
Total investment return-net asset value(1)	5.66%	4.40%	6.4%	9.4%	(0.9)%	5.9%	11.4%
Total investment return-market value(2)	3.26%	—	(7.1)%	—	—	—	—
Number of portfolio companies at period end(3)	132	128	113	129	124	112	94
Total portfolio investments for the period(3)	$952,928	$819,207	$1,582,962	$1,669,095	$2,068,738	$1,899,447	$2,090,370
Investment sales and prepayments for the period(3)	$847,227	$762,906	$1,697,701	$1,378,020	$842,372	$1,058,221	$925,095
Balance sheet data:
Total assets	$4,375,046	$4,387,621	$4,221,500	$4,430,696	$4,045,125	$2,971,720	$2,281,186
Borrowings, net	$1,797,603	$1,480,179	$1,588,380	$1,627,657	$1,418,657	$772,678	$707,389
Total net assets	$2,440,916	$2,749,898	$2,485,102	$2,759,332	$2,594,022	$2,145,821	$1,430,434

(1)

Total investment return-net asset value is a measure of the change in total value for stockholders who held CCT’s common stock at the beginning and end of the period, including distributions declared during the period. Total investment return-net asset value is based on (i) net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions and (iii) distributions payable relating to one share, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with CCT’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then current public offering price, net of sales load, on each monthly distribution payment date. CCT’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by stockholders in the purchase of CCT’s shares of common stock.

(2)

Total investment return-market value was calculated by taking the closing price of CCT’s shares on the NYSE on November 14, 2017, adding the cash distributions per share that were declared during the period from November 14, 2017 to December 31, 2017 and dividing the total by $17.60, the closing price of CCT’s shares on the NYSE on November 14, 2017 (the first day the shares began trading on the NYSE). CCT’s performance changes over time and currently may be different than that shown above. Given the short period of time for the calculation and the special distributions declared during this period, this return may not be indicative of current or future performance.

(3)	Excludes TRS portfolio companies and TRS transactions.

(4)

See the section of this prospectus titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Corporate Capital Trust, Inc.—Results of Operations” for a discussion of realized and unrealized gains and losses for the years ended December 31, 2017 and 2016.

SELECTED QUARTERLY DATA OF CORPORATE CAPITAL TRUST, INC. (Unaudited)* (dollar amounts in thousands, except per share data)

			2018
			Q2	Q1
Total investment income			$103,764	$99,642
Net investment income			$49,426	$49,490
Total net realized and unrealized gain (loss) on investments			$(11,352)	$23,413
Net increase (decrease) in net assets resulting from operations			$38,074	$72,903
Net increase (decrease) in net assets resulting from operations (Earnings per share)			$0.30	$0.57
NAV per share at the end of the quarter			$19.58	$19.72
Market value per share at the end of the quarter			$15.62	$16.90

	2017
	Q4	Q3	Q2	Q1
Total investment income	$106,794	$97,593	$100,474	$92,848
Net investment income	$51,478	$53,364	$52,914	$52,543
Total net realized and unrealized gain (loss) on investments	$(44,311)	$(8,083)	$(15,952)	$32,177
Net increase (decrease) in net assets resulting from operations	$7,167	$45,281	$36,962	$84,720
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.05	$0.33	$0.27	$0.62
NAV per share at the end of the quarter	$19.55	$0.01	$20.07	$20.25
Market value per share at the end of the quarter	$15.98	$—	$—	$—

	2016
	Q4	Q3	Q2	Q1
Total investment income	$101,752	$97,418	$98,447	$88,851
Net investment income	$53,360	$53,164	$52,237	$51,335
Total net realized and unrealized gain (loss) on investments	$(6,113)	$59,052	$66,700	$(86,620)
Net increase (decrease) in net assets resulting from operations	$47,247	$112,216	$118,937	$(35,285)
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$0.35	$0.82	$0.88	$(0.27)
NAV per share at the end of the quarter	$20.09	$20.19	$19.82	$19.39
Market value per share at the end of the quarter	$—	$—	$—	$—

	2015
	Q4	Q3	Q2	Q1
Total investment income	$87,046	$77,931	$72,166	$73,954
Net investment income	$49,110	$45,628	$42,760	$39,190
Total net realized and unrealized gain (loss) on investments	$(88,794)	$(105,359)	$(13,336)	$(7,406)
Net increase (decrease) in net assets resulting from operations	$(39,684)	$(59,731)	$29,424	$31,784
Net increase (decrease) in net assets resulting from operations (Earnings per share)	$(0.14)	$(0.51)	$0.27	$0.31
NAV per share at the end of the quarter	$20.10	$20.84	$21.76	$21.92
Market value per share at the end of the quarter	$—	$—	$—	$—

*

In anticipation of CCT’s listing on the NYSE, CCT effected a reverse stock split on October 31, 2017. As a result of the reverse stock split, every 2.25 shares of CCT Common Stock issued and outstanding were automatically combined into one share of CCT Common Stock. All equity and per share amounts are presented to give retroactive effect to the reverse stock split.

UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

	As of and For the Six Months Ended June 30, 2018				For the Year Ended December 31, 2017
	FS Investment Corporation	Corporate Capital Trust	Pro forma Consolidated FS Investment Corporation	Per Equivalent Corporate Capital Trust(3)	FS Investment Corporation	Corporate Capital Trust	Pro forma Consolidated FS Investment Corporation	Per Equivalent Corporate Capital Trust(3)
Net Increase (Decrease) in Stockholders’ Equity Resulting from Operations	$(0.08)	0.88	$0.19	$0.41	$0.74	$1.27	$0.76	$1.66
Basic	$0.40	0.78	$0.39	$0.85	$0.83	$1.54	$0.87	$1.90
Diluted	$0.40	0.78	$0.39	$0.85	$0.83	$1.54	$0.87	$1.90
Cash Dividends Declared(1)	$0.38	0.90	$0.40	$0.88	$0.86	$1.81	$0.88	$1.92
Net Asset Value per Share(2)	$8.87	$19.58	$8.12	$17.79	$9.30	$19.55	$8.45	$18.52

(1)

The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro forma consolidated cash dividends declared are the dividends per share as declared by FS Investment Corporation.

(2)	The pro forma consolidated net asset value per share is computed by dividing the pro forma consolidated net assets as of June 30, 2018 by the pro forma consolidated number of shares outstanding.

(3)	The Corporate Capital Trust equivalent pro forma per share amount is calculated by multiplying the pro forma consolidated FS Investment Corporation per share amounts by an exchange ratio of 2.192.

UNAUDITED PRO FORMA PER SHARE DATA

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Total Investment Income	$399,999	$817,020
Total Expenses	200,594	360,579

Net Investment Income Before Taxes	199,405	456,441

Income Tax Expense (Benefit), Including Excise Tax	(375)	5,917

Net Investment Income	199,780	450,524

Net Realized and Unrealized Losses on Investments and Foreign Currency	(102,854)	(57,941)

Net Increase in Stockholders’ Equity Resulting from Operations	$96,926	$392,583

		As of June 30, 2018
Total Assets		$7,858,019
Total Debt (at Carrying Value)		$3,431,539
Stockholders’ Equity		$4,170,312

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus contains statements that constitute forward-looking statements, which relate to FSIC, CCT or, following the Merger, the combined company, regarding future events or the future performance or future financial condition of FSIC, CCT or, following the Merger, the combined company. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about FSIC, CCT or, following the Merger, the combined company, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:

•	the ability of the parties to consummate the Merger described in this joint proxy statement/prospectus on the expected timeline, or at all;

•	the failure of the FSIC stockholders to approve the Merger Stock Issuance Proposal;

•	the failure of CCT stockholders to approve the Merger Proposal;

•	the ability to realize the anticipated benefits of the proposed Merger;

•	the effects of disruption on the business of FSIC and CCT from the proposed Merger;

•	the effect that the announcement or consummation of the Merger may have on the trading price of FSIC Common Stock;

•	the effect that the announcement or consummation of the Merger may have on the trading price of CCT Common Stock;

•	the combined company’s plans, expectations, objectives and intentions, as a result of the Merger;

•	any decision by CCT to pursue continued operations;

•	any potential termination of the Merger Agreement or action of CCT stockholders with respect to any proposed transaction;

•	the pursuit by CCT of a liquidation or an alternative transaction upon the termination of the Merger Agreement;

•	changes in FSIC’s and/or CCT’s NAV in the future;

•	FSIC’s future operating results;

•	FSIC’s business prospects and the prospects of the companies in which it may invest;

•	the impact of the investments FSIC expects to make;

•	the ability of FSIC’s portfolio companies to achieve their objectives;

•	FSIC’s current and expected financings and investments;

•	FSIC receiving and maintaining corporate credit ratings and changes in the general interest rate environment;

•	the adequacy of FSIC’s cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from FSIC’s portfolio companies;

•	FSIC’s contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with the other funds in the Fund Complex, their respective current or future investment advisers, or any of their affiliates;

•	the dependence of FSIC’s future success on the general economy and its effect on the industries in which FSIC may invest;

•	FSIC’s use of financial leverage;

•	the ability of the Advisor or any future investment adviser to FSIC to locate suitable investments for FSIC and to monitor and administer FSIC’s investments;

•	the ability of the Advisor or any future investment adviser to FSIC to attract and retain highly talented professionals;

•	FSIC’s ability to maintain its qualification as a RIC and as a BDC;

•	the impact on FSIC’s business of the Dodd-Frank Act and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation on FSIC and the portfolio companies in which FSIC may invest and FSIC’s and their tax position;

•	the tax status of the enterprises in which FSIC may invest; and

•	other factors described from time to time in FSIC’s or CCT’s filings with the SEC.

In addition, words such as “anticipate,” “believe,” “expect,” “intend,” “seek,” “plan,” “estimate” and similar expressions indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including those factors set forth in “Risk Factors” and elsewhere in this joint proxy statement/prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in FSIC’s or CCT’s operations or the economy generally due to terrorism or natural disasters;

•	future changes in laws or regulations and conditions in FSIC’s or CCT’s operating areas;

•	the price at which shares of CCT Common Stock may trade on the NYSE; and

•	the price at which shares of FSIC Common Stock may trade on the NYSE.

The forward-looking statements included in this joint proxy statement/prospectus have been based on information available to FSIC and CCT on the date of this joint proxy statement/prospectus. Except as required by the federal securities laws, none of FSIC or CCT undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

You are advised to consult any additional disclosures that FSIC or CCT may make directly to you or through reports that they may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

The forward-looking statements and projections in this joint proxy statement/prospectus, any prospectus supplement or in periodic reports FSIC or CCT may file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

THE FSIC ANNUAL MEETING

Date, Time and Place of the FSIC Annual Meeting

The FSIC Annual Meeting will be held at 2:00 p.m., Eastern Time, on December 3, 2018, at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Purpose of the FSIC Annual Meeting

At the FSIC Annual Meeting, FSIC stockholders will be asked to approve each of (i) the Merger Stock Issuance Proposal, (ii) the FSIC Director Election Proposal, (iii) the Share Issuance Proposal and (iv) the Advisory Agreement Amendment Proposal.

The FSIC Board has unanimously approved each of (i) the Merger, (ii) the issuance of shares of FSIC Common Stock pursuant to the Merger Agreement, (iii) the Share Issuance Proposal and (iv) the Advisory Agreement Proposal and unanimously recommends that FSIC stockholders vote “FOR” each of the Merger Stock Issuance Proposal, the FSIC Director Election Proposal, the Share Issuance Proposal and the Advisory Agreement Amendment Proposal.

Record Date

The FSIC Record Date is September 14, 2018. The FSIC Record Date is established by the FSIC Board, and only holders of record of shares of FSIC Common Stock at the close of business on the FSIC Record Date are entitled to receive notice of the FSIC Annual Meeting and vote at the FSIC Annual Meeting. As of the FSIC Record Date, there were 239,154,069 shares of FSIC Common Stock outstanding.

Quorum and Adjournments

Under the FSIC Charter and the FSIC Bylaws, one-third of the number of shares of FSIC Common Stock entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business.

Abstentions will be treated as shares of FSIC Common Stock that are present for purposes of determining the presence of a quorum for transacting business at the FSIC Annual Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner and present (in person or by proxy) at a meeting for purposes of voting on a routine proposal (or a non-routine proposal for which it has received instructions from the beneficial owner) has not received voting instructions from the beneficial owner of the shares on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposal. All of the proposals to be considered at the FSIC Annual Meeting are non-routine matters for FSIC. If a beneficial owner does not instruct its broker, bank or other institution or nominee holding its shares of FSIC Common Stock on its behalf with respect to any of the proposals to be considered at the FSIC Annual Meeting, the shares of FSIC Common Stock will not be treated as present for purposes of determining the presence of a quorum for transacting business at the FSIC Annual Meeting. If a beneficial owner instructs its broker, bank or other institution or nominee holding its shares of FSIC Common Stock on its behalf with respect to any of the proposals to be considered at the FSIC Annual Meeting, the shares of FSIC Common Stock will be treated as present for purposes of determining the presence of a quorum for transacting business at the FSIC Annual Meeting.

In the event that a quorum is not present at the FSIC Annual Meeting, the chairman of the FSIC Annual Meeting shall have the power to adjourn the FSIC Annual Meeting from time to time to a date not more than 120 days after the FSIC Record Date originally fixed for the FSIC Annual Meeting without notice, other than the announcement at the FSIC Annual Meeting, to permit further solicitation of proxies. Any business that might have been transacted at the FSIC Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve the Merger Stock Issuance Proposal, the FSIC Class Election Proposal, the Share Issuance Proposal or the Advisory Agreement Amendment Proposal at the FSIC Annual Meeting, the chairman of the FSIC Annual Meeting may adjourn the FSIC Annual Meeting from time to time to a date not more than 120 days after the FSIC Record Date originally fixed for the FSIC Annual Meeting without notice, other than announcement at the FSIC Annual Meeting, to permit further solicitation of proxies.

If sufficient votes in favor of one proposal have been received at the time of the FSIC Annual Meeting, such proposal will be acted upon and such action will be final, regardless of any subsequent adjournments to consider other proposals.

Vote Required

Each share of FSIC Common Stock held by a holder of record as of the FSIC Record Date has one vote on each matter considered at the FSIC Annual Meeting.

The Merger Stock Issuance Proposal

The approval of the Merger Stock Issuance Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Under the terms of the Merger Agreement, shares of FSIC Common Stock will be issued in the Merger at a price per share equal to then-current net asset value per share of FSIC Common Stock.

The FSIC Director Election Proposal

The approval of the FSIC Director Election Proposal requires the affirmative vote of at least a majority of the votes cast by holders of FSIC Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

The Share Issuance Proposal

The approval of the Share Issuance Proposal requires the affirmative vote of the stockholders of FSIC holding (1) a majority of the outstanding shares of FSIC Common Stock and (2) a majority of outstanding shares of FSIC Common Stock that are not held by affiliated persons of FSIC. Under the 1940 Act, a majority of the outstanding shares FSIC Common Stock may be the lesser of: (1) 67% of the FSIC Common Stock at the FSIC Annual Meeting if the holders of more than 50% of the outstanding shares of FSIC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of FSIC Common Stock. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal.

The Advisory Agreement Amendment Proposal

The approval of the Advisory Agreement Amendment Proposal requires the approval of a majority of the outstanding shares of FSIC Common Stock. Under the 1940 Act, a majority of the outstanding shares FSIC Common Stock may be the lesser of: (1) 67% of the FSIC Common Stock at the FSIC Annual Meeting if the holders of more than 50% of the outstanding shares of FSIC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of FSIC Common Stock. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Advisory Agreement Amendment Proposal.

Voting of Management

On the FSIC Record Date, FSIC’s officers and directors owned and were entitled to vote 1,455,880 shares of FSIC Common Stock, representing less than 1% of the outstanding shares of FSIC Common Stock on the FSIC Record Date. None of FSIC’s officers or directors has entered into any voting agreement relating to the Merger.

Voting of Proxies

An FSIC stockholder may vote in person at the FSIC Annual Meeting or by proxy in accordance with the instructions provided below. An FSIC stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on the proxy card. Authorizing a proxy by telephone or through the Internet requires FSIC stockholders to input the control number located on the proxy card. After inputting the control number, FSIC stockholders will be prompted to direct their proxy to vote on each proposal. FSIC stockholders will have an opportunity to review their directions and make any necessary changes before submitting their directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•	By telephone: (800) 690-6903

•

By mail: FSIC stockholders may vote by proxy by indicating their instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for the proxy card to be received on or prior to 5:00 p.m, Eastern Time, on the last business day before the Annual Meeting.

•

In person: FSIC stockholders may vote in person at the FSIC Annual Meeting by a requesting a ballot when they arrive. FSIC stockholders will need to bring photo identification in order to be admitted to the FSIC Annual Meeting. To obtain directions to the FSIC Annual Meeting, please call FSIC at (877) 628-8575. If your shares of FSIC Common Stock are held through a broker and you attend the FSIC Annual Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the FSIC Annual Meeting.

Important notice regarding the availability of proxy materials for the FSIC Annual Meeting.

FSIC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Under Maryland law and the FSIC Bylaws, only the matters stated in FSIC’s Notice of Annual Meeting of Stockholders will be presented for action at the FSIC Annual Meeting or at any adjournment or postponement of the FSIC Annual Meeting.

Revocability of Proxies

Submitting a proxy on the enclosed proxy card, by telephone, the Internet or any other permissible method does not preclude a FSIC stockholder from voting in person at the FSIC Annual Meeting. Any FSIC stockholder may change his, her or its vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before the FSIC Annual Meeting, in which case only such FSIC stockholder’s latest Internet or telephone proxy will be counted. Alternatively, an FSIC stockholder may revoke his, her or its proxy and change his, her or its vote by signing and returning a new proxy dated as of a later date, or by attending the FSIC Annual

Meeting and voting in person. However, an FSIC stockholder’s attendance at the FSIC Annual Meeting will not automatically revoke his, her or its proxy, unless such FSIC stockholder properly votes at the FSIC Annual Meeting, or specifically requests that his, her or its prior proxy be revoked by delivering a written notice of revocation to FSIC prior to the FSIC Annual Meeting at the following address: FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Stephen S. Sypherd, General Counsel and Secretary.

Solicitation of Proxies

CCT and FSIC will each bear their own costs for the solicitation of proxies for their respective annual meetings, provided that the costs and expenses of printing and mailing this joint proxy statement/prospectus will be borne equally by FSIC and CCT. FSIC and CCT have requested that brokers, nominees, fiduciaries and other persons holding shares of FSIC Common Stock and CCT Common Stock, as applicable, in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of FSIC and CCT and their respective affiliates (without special compensation therefor). FSIC has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for an estimated fee of approximately $400,000, plus out-of-pocket expenses.

For more information regarding expenses related to the Merger, see “Questions and Answers about the Merger—Who is responsible for paying the expenses relating to completing the Merger?”

Dissenters’ Rights

FSIC stockholders do not have the right to exercise dissenters’ rights with respect to any matter to be voted upon at the FSIC Annual Meeting.

Principal Accountants of FSIC

FSIC expects that a representative of RSM US LLP will be present at the FSIC Annual Meeting, who will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

Stockholders Who Hold Their Shares in a Brokerage Account

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. All of the proposals to be considered at the FSIC Annual Meeting are non-routine matters for FSIC. As a result, if you hold shares of FSIC Common Stock in street name through a broker, your broker will not be permitted to exercise voting discretion with respect to your shares of FSIC Common Stock for such proposals. For this reason, it is imperative that stockholders of FSIC vote or provide instructions to their brokers as to how to vote with respect to each proposal to be considered at the FSIC Annual Meeting.

THE CCT ANNUAL MEETING

CCT has made these joint proxy materials available to CCT stockholders on the Internet or has delivered printed versions of these materials to CCT stockholders by mail in connection with the solicitation of proxies by the CCT Board for use at the Annual Meeting of CCT Stockholders to be held on December 3, 2018, at 3:00 p.m., Eastern Time, and any postponements or adjournments thereof (the “CCT Annual Meeting”). The CCT Annual Meeting will be held at Corporate Capital Trust, Inc., 201 Rouse Boulevard, Philadelphia, PA 19112. CCT stockholders are invited to attend the CCT Annual Meeting and requested to vote on the proposals described in this joint proxy statement/prospectus.

The proxy materials for the CCT Annual Meeting, including this joint proxy and the Notice of Annual Meeting of Stockholders were first sent or made available to stockholders on or about October 3, 2018. Stockholders are encouraged to read this joint proxy statement/prospectus and the accompanying materials carefully and in their entirety.

Items of Business

CCT is requesting that stockholders vote on three items at the CCT Annual Meeting:

(i)	the Merger Proposal;

(ii)	the CCT Class I Director Election Proposal; and

(iii)	the CCT Auditor Proposal.

Record Date

Only stockholders of record as of the close of business on September 14, 2018 (the “CCT Record Date”) are entitled to notice of, to attend and to vote at, the CCT Annual Meeting and any postponements and/or adjournments thereof. As of the CCT Record Date, there were 124,119,644 issued and outstanding shares of CCT Common Stock held by approximately 4,140 stockholders of record entitled to vote at the CCT Annual Meeting.

Proxy and Voting Procedures

CCT stockholders are entitled to one vote for each share of CCT Common Stock held, and may vote in person at the CCT Annual Meeting or by proxy in accordance with the instructions provided below.

Your vote is important. By authorizing a proxy promptly, the expense of a second mailing and/or additional solicitations by other means, including, in person and by telephone, facsimile, and email may be avoided.

Voting by Stockholders of Record

If your shares of CCT Common Stock are registered directly in your name with CCT’s transfer agent, DST Systems, Inc., you are considered the stockholder of record with respect to those shares of CCT Common Stock, and the Notice of Annual Meeting and other joint proxy materials were furnished directly to you by CCT. If you are a stockholder of record, there are four ways to vote:

•

In person. You may vote in person at the CCT Annual Meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of share ownership as of the CCT Record Date.

•

Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

•

By Telephone. You may vote by proxy by calling the toll free number and entering the control number located on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

•

By Mail. If you receive or request printed copies of the joint proxy materials by mail, you will receive a proxy card; and you may vote by proxy by filling out the enclosed proxy card and returning it in the envelope provided. Allow sufficient time for your proxy card to be timely received by 5:00 p.m., Eastern Time, the day before the CCT Annual Meeting.

Voting by Beneficial Owners of Shares

If your shares of CCT Common Stock are held by a broker or other custodian, the proxy materials were furnished to the broker or other custodian that holds your shares of CCT Common Stock. If you are the beneficial owner of shares of CCT Common Stock, there are four ways you can vote:

•

In person. If you are the beneficial owner of shares of CCT Common Stock held by a broker or other custodian and you wish to vote your shares of CCT Common Stock in person at the CCT Annual Meeting, you must obtain a “legal proxy” from the broker or other custodian that holds your shares of CCT Common Stock. A legal proxy is a written document that will authorize you to vote your shares of CCT Common Stock held by a broker or other custodian at the CCT Annual Meeting. Please contact the broker or other custodian that holds your shares of CCT Common Stock for instructions regarding obtaining a legal proxy.

You must bring a copy of the legal proxy to the CCT Annual Meeting and request a ballot when you arrive. You must also bring valid picture identification, such as a driver’s license or passport. In order for your votes to be counted, you must hand both the copy of the legal proxy and your completed ballot to a CCT representative to be provided to the inspector of election.

•

Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the voting instruction form. The availability of Internet voting may depend on the voting process of the broker or other custodian that holds your shares of CCT Common Stock.

•

By Telephone. If you request printed copies of the joint proxy materials by mail, you will receive a voting instruction form; and you may vote by proxy by calling the toll free number and entering the control number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares of CCT Common Stock.

•

By Mail. If you request printed copies of the joint proxy materials by mail, you will receive a voting instruction form; and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided. Please allow sufficient time for the proxy card to be timely received by 5:00 p.m., Eastern Time, the day before the CCT Annual Meeting.

Shares of CCT Common Stock represented by valid proxies at the CCT Annual Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of CCT Common Stock will be voted “FOR” the Merger Proposal, the CCT Class I Director Election Proposal and the CCT Auditor Proposal.

Quorum; Adjournments

The presence in person or by proxy of the stockholders of CCT entitled to cast one-third of the votes entitled to be cast at the CCT Annual Meeting will constitute a quorum for the transaction of business. Shares of CCT Common Stock will be counted for purposes of determining if there is a quorum, if the stockholder:

•	is entitled to vote and present in person at the CCT Annual Meeting; or

•	has properly voted by proxy via the Internet, by telephone or by mail.

Abstentions will be treated as shares of CCT Common Stock that are present for purposes of determining the presence of a quorum for transacting business at the CCT Annual Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner and present (in person or by proxy) at a meeting for purposes of voting on a routine proposal (or a non-routine proposal for which it has received instructions from the beneficial owner) has not received voting instructions from the beneficial owner of the shares on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposal. Of the proposals to be considered at the CCT Annual Meeting, only the CCT Auditor Proposal is a routine matter for CCT. If a beneficial owner does not instruct its broker, bank or other institution or nominee holding its shares of CCT Common Stock on its behalf with respect to any of the proposals to be considered at the CCT Annual Meeting, the shares of CCT Common Stock will be treated as present for purposes of determining the presence of a quorum for transacting business at the CCT Annual Meeting if a broker non-vote is submitted with respect to the CCT Auditor Proposal. If a beneficial owner instructs its broker, bank or other institution or nominee holding its shares of CCT Common Stock on its behalf with respect to any of the proposals to be considered at the CCT Annual Meeting, the shares of CCT Common Stock will be treated as present for purposes of determining the presence of a quorum for transacting business at the CCT Annual Meeting.

In the event that a quorum is not present at the CCT Annual Meeting, the chairman of the CCT Annual Meeting shall have the power to adjourn the CCT Annual Meeting from time to time to a date not more than 120 days after the CCT Record Date originally fixed for the CCT Annual Meeting without notice, other than the announcement at the CCT Annual Meeting, to permit further solicitation of proxies. Any business that might have been transacted at the CCT Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If it appears that there are not enough votes to approve the Merger Proposal, the CCT Class I Director Election Proposal or the CCT Auditor Proposal at the CCT Annual Meeting, the chairman of the CCT Annual Meeting may adjourn the CCT Annual Meeting from time to time to a date not more than 120 days after the CCT Record Date originally fixed for the CCT Annual Meeting without notice, other than announcement at the CCT Annual Meeting, to permit further solicitation of proxies.

If sufficient votes in favor of one proposal have been received by the time of the CCT Annual Meeting, such proposal will be acted upon and such actions will be final, regardless of any subsequent adjournments to consider other proposals.

Vote Required; Broker Non-Votes; Effect of Abstentions

The affirmative vote of the holders of a majority of the outstanding shares of CCT Common Stock entitled to vote at the CCT Annual Meeting is required to approve the Merger Proposal.

The affirmative vote a majority of the total votes cast for and against the CCT director nominee at the CCT Annual Meeting is required to approve the CCT Class I Director Election Proposal.

The affirmative vote of a majority of the votes cast at the CCT Annual Meeting, provided that a quorum is presented, is required to approve the CCT Auditor Proposal.

Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Merger Proposal. Abstentions and broker non-votes will have no effect on the outcome of the CCT Class I Director Election Proposal or the CCT Auditor Proposal. Proxies received will be voted “FOR” the Merger Proposal, the CCT Class I Director Election Proposal and the CCT Auditor Proposal unless stockholders designate otherwise.

CCT Stockholders of Record

If you are a CCT stockholder of record, your properly executed proxy received prior to the CCT Annual Meeting, and not duly revoked, will be voted in accordance with your instructions marked thereon. However, if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares of CCT Common Stock in the manner recommended by the CCT Board on the Merger Proposal, the CCT Class I Director Election Proposal and the CCT Auditor Proposal.

Beneficial Owners of Shares

If you are a beneficial owner of shares of CCT Common Stock held by a broker or other custodian, you may instruct the broker or other custodian that holds your shares of CCT Common Stock as to how to vote your shares of CCT Common Stock via the voting instruction form included with this joint proxy statement/prospectus. All voting instruction forms timely received by the broker or other custodian that holds your shares of CCT Common Stock, and not duly revoked, will be voted in accordance with the instructions marked thereon. However, if you do not provide your broker or other custodian of your shares of CCT Common Stock with specific voting instructions, then your shares of CCT Common Stock are referred to as “uninstructed shares;” and whether your broker or other custodian has the discretion to vote such uninstructed shares on your behalf depends on the ballot item. Generally, the organization that holds your shares of CCT Common Stock may vote them in its discretion on “routine” matters. However, the broker or other custodian cannot vote uninstructed shares of CCT Common Stock on “non-routine” matters, such as the Merger Proposal and the CCT Class I Director Election Proposal, and will inform the inspector of election that it does not have the authority to vote on such matters with respect to your shares of CCT Common Stock. This is referred to as a “broker non-vote.” For your vote to be counted on the Merger Proposal and the CCT Class I Director Election Proposal, you must submit your voting instruction form to your broker or other custodian.

Revocation of Proxies

Submitting a proxy on the enclosed proxy card, by telephone, the Internet or any other permissible method does not preclude a CCT stockholder from voting in person at the CCT Annual Meeting. A CCT stockholder may revoke his, her or its proxy and change such CCT stockholder’s vote before the proxies are voted at the CCT Annual Meeting. A CCT stockholder may change his, her or its vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before the CCT Annual Meeting, in which case only his, her or its latest Internet or telephone proxy will be counted. Alternatively, a CCT stockholder may revoke his, her or its proxy and change his, her or its vote by signing and returning a new proxy dated as of a later date, or by attending the CCT Annual Meeting and voting in person. However, a CCT stockholder’s attendance at the CCT Annual Meeting will not automatically revoke his, her or its proxy, unless such CCT stockholder properly votes at the CCT Annual Meeting, or specifically requests that his, her or its prior proxy be revoked by delivering a written notice of revocation to CCT prior to the CCT Annual Meeting at the following address: Corporate Capital Trust, Inc., 201 Rouse Boulevard, Philadelphia, PA 19112, Attention: Philip Davidson, General Counsel and Secretary.

Announcement of Voting Results

Preliminary voting results regarding CCT and, to the extent available, FSIC, will be announced at the CCT Annual Meeting. Final voting results regarding CCT will be published in a current report on Form 8-K within four business days after the date of the CCT Annual Meeting. Final voting results for FSIC will be published when available after the date of the annual meeting of the stockholders of FSIC.

Information Regarding this Solicitation

CCT is paying all costs associated with the solicitation of proxies for the CCT Annual Meeting, provided that the costs and expenses of printing and mailing this joint proxy statement/prospectus will be borne equally by

FSIC and CCT. Broadridge Investor Communication Solutions, Inc., which CCT refers to as “Broadridge,” has been retained to assist in the solicitation of proxies at a cost that CCT anticipates will not exceed $300,000, plus out-of-pocket expenses.

In addition, the Advisor must pay brokers or other custodians representing beneficial owners of shares of CCT Common Stock certain fees associated with forwarding the printed proxy materials by mail to beneficial owners who specifically request them, and obtaining beneficial owners’ voting instructions. The Advisor will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited by other means, including, in person and by telephone, facsimile, and email, by Broadridge and/or by directors, officers and employees of CCT and its affiliates, none of whom will receive any additional compensation for their services.

Notice of Internet Availability of Proxy Materials

In accordance with regulations of the SEC, CCT has made this joint proxy statement/prospectus and the Notice of Annual Meeting available to stockholders on the Internet. Stockholders may (i) access and review CCT’s proxy materials, (ii) authorize their proxies, as described in “Proxy and Voting Procedures,” above, and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

This Joint Proxy Statement/Prospectus and the Notice of Annual Meeting are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, CCT furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While CCT encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of stockholder meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of CCT Common Stock held by a broker or custodian, may request a printed set of proxy materials. Instructions on how to request a printed set of the proxy materials are provided in the section entitled “Proxy and Voting Procedures.”

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The Merger Agreement provides that the holders of CCT Common Stock will be entitled to receive, for each share of CCT Common Stock, that number of shares of FSIC Common Stock with a NAV equal to the NAV of the share of CCT Common Stock, in each case calculated as of the same date within two (2) business days prior to the closing of the Merger. The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both FSIC and CCT, which are included elsewhere in this joint proxy statement/prospectus. See “Index to Financial Statements.”

The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger on FSIC’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the asset acquisition method of accounting with FSIC treated as the acquirer.

Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. FSIC believes that the acquisition of CCT should be accounted for as an asset acquisition based on the nature of its pre-acquisition operations, asset or capital allocation and other factors outlined in ASC 805-50—Business Combinations–Related Issues.

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 assuming the Merger and Subsequent Combination had been completed on June 30, 2018. The unaudited pro forma condensed consolidated income statements for the six months ended June 30, 2018 and for the year ended December 31, 2017 were prepared assuming the Merger and Subsequent Combination had been completed on December 31, 2016.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger.

FS Investment Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statements of Assets and Liabilities

As of June 30, 2018

Unaudited

(in thousands, except share and per share data)

	Actual FS Investment Corporation	Actual Corporate Capital Trust	Pro Forma Adjustments			Pro Forma FS Investment Corporation Combined
Assets and Liabilities Data:
Investments, at fair value	$3,626,901	$4,082,314	$(356,272)	(A	)	$7,352,943
Cash and cash equivalents	200,778	90,674	(31,633)	(B	)	259,819
Other assets	55,279	202,058	(12,080)	(A	)	245,257

Total assets	3,882,958	4,375,046	(399,985)			7,858,019
Debt	1,628,539	1,797,603	5,397	(A	)	3,431,539
Other liabilities	119,641	136,527	—			256,168

Total liabilities	1,748,180	1,934,130	5,397			3,687,707
Stockholders’ equity	2,134,778	2,440,916	(405,382)			4,170,312

Total liabilities and stockholders’ equity	$3,882,958	$4,375,046	$(399,985)			$7,858,019

Total shares outstanding	240,602,753	124,663,131	273,226,033	(C	)	513,828,786

Net assets per share	$8.87	$19.58				8.12

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2018

Unaudited

(in thousands, except share and per share data)

	Actual FS Investment Corporation	Actual Corporate Capital Trust	Pro Forma Adjustments		Pro Forma FS Investment Corporation Combined
Performance Data:
Interest, PIK and dividend income	$191,147	$198,520	$—		$389,667
Fee income	5,446	4,886			10,332

Total investment income	196,593	203,406			399,999
Interest and credit facility fees	40,835	42,086			82,921
Base management fees	33,167	30,778	(5,015)	(D)	58,930
Income based fees	22,905	24,083			46,988
Capital gains incentive fees	—	—			—
Other expenses	5,960	7,918	(2,123)	(E)	11,755

Operating expenses	102,867	104,865			200,594

Management fee waiver	(2,776)	—	2,776	(D)	—
Net expenses	100,091	104,865			200,594

Net investment income before taxes	96,502	98,541			199,405
Income tax expense (benefit)	—	(375)			(375)

Net investment income	96,502	98,916			199,780
Net realized gains	26,419	(19,523)			6,896
Net change in unrealized gains (losses)	(141,334)	31,584			(109,750)

Total net realized and unrealized gains (losses)	(114,915)	12,061			(102,854)

Net increase (decrease) in net assets resulting from operations	$(18,413)	110,977			$96,926

Weighted average shares outstanding	244,249,274	126,558,009			517,475,307

Earnings per share	$(0.08)	0.88			$0.19

Net investment income per share	$0.40	0.78			$0.39

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2017

Unaudited

(in thousands, except share and per share data)

	Actual FS Investment Corporation	Actual Corporate Capital Trust	Pro Forma Adjustments		Pro Forma FS Investment Corporation Combined
Performance Data:
Interest and dividend income	$334,317	$361,743	$—		$696,060
Fees and other income	84,994	35,966			120,960

Total investment income	419,311	397,709			817,020
Interest and credit facility fees	79,145	65,501			144,646
Base management fees	72,797	80,676	(30,989)	(D)	122,484
Income based fees	50,297	16,139			66,436
Capital gains incentive fees	—	—			—
Other expenses	10,629	24,436	(8,052)	(E)	27,013

Operating expenses	212,868	186,752			360,579

Management fee waiver	(2,575)	—	2,575	(D)	—
Net expenses	210,293	186,752			360,579

Net investment income before taxes	209,018	210,957			456,441
Income tax expense (benefit)	5,259	658			5,917

Net investment income	203,759	210,299			450,524
Net realized gains	(142,543)	(79,259)			(221,802)
Net change in unrealized gains (losses)	120,771	43,090			163,861

Total net realized and unrealized gains (losses)	(21,772)	(36,169)			(57,941)

Net increase (decrease) in net assets resulting from operations	$181,987	$174,130			$392,583

Weighted average shares outstanding	245,270,969	136,715,587			518,497,002

Earnings per share	$0.74	$1.27			$0.76

	$0.83	$1.54			$0.87

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data unless otherwise stated)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial information related to the Merger and Subsequent Combination is included as of and for the six months ended June 30, 2018 and for the year ended December 31, 2017. On July 22, 2018, FSIC and CCT entered into the Merger Agreement. For the purposes of the pro forma condensed consolidated financial statements, the purchase price is approximately $2.0 billion in stock consideration which is based upon a price of $7.45 per share of FSIC Common Stock as of September 7, 2018 and an implied value per share of CCT Common Stock of $16.38. The pro forma adjustments included herein reflect the conversion of CCT Common Stock into FSIC Common Stock using an exchange ratio of 2.192 of a share of FSIC Common Stock, for each of the approximately 124.7 million shares of CCT Common Stock outstanding.

The merger of Merger Sub with and into CCT will be accounted for as an asset acquisition of CCT by FSIC in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. The fair value of the merger consideration paid by FSIC is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. As indicated in Note 2 below regarding the preliminary pro forma purchase price allocation calculated as of June 30, 2018, the estimated fair value of the net assets acquired on a pro forma basis exceeds the estimated fair value of the merger consideration paid by FSIC. As a result, FSIC has allocated approximately $373.7 million to the acquired assets acquired and liabilities assumed resulting from the Merger.

In applying the asset acquisition method of accounting, FSIC uses a cost approach to allocate the cost of the assets purchased against the assets being acquired. The cost of the acquisition is determined to be the fair value of the consideration given or the fair value of the assets acquired, whichever is more clearly evident. FSIC determined that the fair value of the shares of FSIC Common Stock be issued pursuant to the Merger Agreement based on FSIC’s most recent traded price on the NYSE to be the most evident and used this value as the cost of the transaction. As discussed below, FSIC allocated $356.3 million of cost to CCT’s investments. Immediately upon consummation of the Merger, CCT’s investments that were written down as a result of the purchase price allocation will be written back up to their respective fair values under Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820. As such, no dilution to stockholders will result from the application of the asset acquisition method of accounting by allocating a portion of the purchase price against the value of CCT’s investments. Further, the appreciation of investments resulting from the subsequent write-up will not have an impact on the reported performance of FSIC or the incentive fees accrued and/or paid by FSIC.

FSIC’s financial statements include its accounts and the accounts of all its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates: The preparation of the unaudited pro forma condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Valuation of Portfolio Investments: FSIC determines the net asset value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the FSIC Board. In connection with that determination, the Advisor provides FSIC’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

ASC Topic 820 issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The fair values of FSIC’s investments are determined in good faith by the FSIC Board. The FSIC Board is responsible for the valuation of FSIC’s portfolio investments at fair value as determined in good faith pursuant to FSIC’s valuation policy and consistently applied valuation process. The FSIC Board has delegated day-to-day responsibility for implementing its valuation policy to the Advisor’s management team, and has authorized the Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the FSIC Board. The valuation committee of the FSIC Board is responsible for overseeing the Advisor’s implementation of the valuation process.

Income Taxes: FSIC has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, FSIC must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally FSIC’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, FSIC will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. FSIC intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. FSIC is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Transaction Costs: Both FSIC and CCT incur direct transaction costs resulting from the Merger. FSIC, as the acquirer in an asset acquisition, will capitalize its transaction costs and such costs will be reflected as an adjustment to the purchase price of CCT. CCT will expense its transaction costs as incurred.

FSIC expects to incur $7,000 in estimated transaction costs, which will be capitalized for the purposes of the purchase price allocation and will be reflected in the discount to the price of the assets purchased. CCT expects to incur $8,069 in estimated transaction costs, of which $1,041 were incurred during the quarter ended June 30, 2018. Additional estimated costs of $7,028 for CCT and the $7,000 of estimated costs of FSIC are presented as pro forma adjustments to cash on the pro forma balance sheet.

2. PRELIMINARY PURCHASE ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 assuming the Merger and Subsequent Combination had been completed on June 30, 2018. The unaudited pro forma condensed consolidated income statements for the six months ended June 30, 2018 and for the year ended December 31, 2017 were prepared assuming the Merger and Subsequent Combination had been completed on December 31, 2016.

The unaudited pro forma condensed consolidated financial information reflects the issuance of approximately 273.2 million shares of FSIC Common Stock pursuant to the Merger Agreement.

The merger of Merger Sub with and into CCT will be accounted for using the asset acquisition method of accounting. Accordingly, the merger consideration paid by FSIC in connection with the Merger and Subsequent Combination will be allocated to the acquired assets and assumed liabilities of CCT at their relative fair values estimated by FSIC as of the effective date. The excess fair value of the net assets acquired over the fair value of the merger consideration paid by FSIC is allocated against the assets acquired and liabilities assumed of CCT by FSIC. Accordingly, the pro forma purchase price has been allocated to the assets acquired and the liabilities assumed based on FSIC’s estimate of relative fair values as summarized in the following table:

	Corporate Capital Trust June 30, 2018	Pro Forma Adjustments	Pro Forma June 30, 2018
Common stock issued			$2,042,534

Total purchase price			$2,042,534

Assets acquired:
Investments, at fair value	$4,082,314	$(356,272)	$3,726,042
Cash and cash equivalents	90,674	(24,633)	66,041
Other assets	202,058	(12,080)	189,978

Total assets acquired	$4,375,046	$(392,985)	$3,982,061
Debt	1,797,603	5,397	1,803,000
Other liabilities assumed	136,527		136,527

Net assets acquired	$2,440,916	$(398,382)	$2,042,534

3. PRELIMINARY PRO FORMA ADJUSTMENTS

(A) Represents the fair value of the consideration paid by FSIC allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition, under the application of the asset acquisition method of accounting. Adjustments of $12,080 and $5,397 to Other assets and Debt, respectively, relate to the allocation of the purchase price against unamortized deferred costs associated with CCT’s debt facilities. The remaining $356,272 relates to the pro rata allocation of the remaining purchase price against the fair value of CCT’s investments. Immediately following the Merger, the value of such investments will be written back up to their respective fair values under ASC 820, and as a result, no dilution to stockholders will result from allocation of the purchase price against CCT’s investments under the asset acquisition method of accounting.

(B) The pro forma adjustment to cash reflects the estimated required distribution of CCT of its undistributed income of $17,605 as of the Closing Date in order avoid corporate and excise taxes, as well as remaining estimated transaction costs of $7,000 and $7,028 for FSIC and CCT, respectively.

(C) Shares of FSIC Common Stock issued to CCT stockholders based on an exchange ratio of 2.192 shares of FSIC Common Stock for each share of CCT Common Stock. For purposes of calculating the exchange ratio, CCT’s net asset value prior to the Merger was adjusted by estimated cash distributions of $17,605 for tax purposes and $7,028 for estimated remaining transaction costs. As a result, CCT’s net assets as of June 30, 2018 of $2,440,916 were adjusted to $2,416,283. Additionally, FSIC’s net asset value has been adjusted by its estimated remaining transaction costs of $7,000. New shares FSIC Common Stock issued equal the adjusted net assets of CCT of $2,416,283, divided by FSIC’s adjusted net asset value per share as of June 30, 2018 of $8.84 ($2,134,778 less $7,000, or $2,127,778, divided by shares outstanding of 240,602,753), or 273,226,033 shares.

(D) In conjunction with the Merger, FSIC intends to enter into a new Investment Advisory Agreement pursuant to the Advisory Agreement Proposal (such agreement, the “Proposed Advisory Agreement”). Under the Proposed Advisory Agreement, FSIC will accrue a management fee based on 1.50% of its gross assets, excluding cash and cash equivalents. The pro forma adjustments to the respective statements of operations for the quarter ended June 30, 2018 and year ended December 31, 2017 reflects the Proposed Advisory Agreement had it been in place effective December 31, 2016.

(E) Pro forma adjustment reflects impact of the Merger on administrative services costs, accounting and custody fees, audit fees and directors costs directly attributable to the Merger.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior Secured Loans—First Lien
5 Arch Income Fund 2, LLC	Diversified Financials	10.50%		11/18/2021	39,644	39,600			39,644	39,600
A.P. Plasman Inc.	Capital Goods	L+950	1.00%	12/29/2019	192,628	189,229			192,628	189,229
A10 Capital, LLC	Diversified Financials	L + 650	1.00%	5/1/2023			29,836	29,945	29,836	29,945
Abaco Systems, Inc.	Capital Goods	L + 600	1.00%	12/7/2021			60,384	60,254	60,384	60,254
ABB CONCISE Optical Group, LLC	Retailing	L + 500	1.00%	6/15/2023			13,151	13,252	13,151	13,252
Accuride Corp.	Capital Goods	L + 525	1.00%	11/17/2023			17,893	18,484	17,893	18,484
Acosta, Inc.	Media	L+325	1.00%	9/26/2021	1,650	1,558	17,572	14,614	19,222	16,172
Actian Corp.	Software & Services	L+786	1.00%	6/30/2022	11,429	11,771			11,429	11,771
Advanced Lighting Technologies, Inc.(4)	Materials	L+750	1.00%	10/4/2022	17,395	20,281			17,395	20,281
Advantage Sales & Marketing, Inc.	Commercial & Professional Services	L + 325	1.00%	7/23/2021			6,144	6,040	6,144	6,040
AG Group Merger Sub, Inc.	Commercial & Professional Services	L+750	1.00%	12/29/2023	87,711	90,342			87,711	90,342
Agro Merchants Global, LP	Transportation	L + 375	1.00%	12/6/2024			696	702	696	702
Aleris International, Inc.	Materials	L+475		2/27/2023	425	426	3,391	3,389	3,816	3,815
Alion Science & Technology Corp.	Capital Goods	L + 450	1.00%	8/19/2021			2,715	2,732	2,715	2,732
All Systems Holding LLC	Commercial & Professional Services	L+767	1.00%	10/31/2023	48,995	50,464			48,995	50,464

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
AltEn, LLC(3)(4)	Energy	L + 900 PIK (L + 900 Max PIK)		9/12/2018			29,836	2,137	29,836	2,137
Altus Power America, Inc.	Energy	L+750	1.50%	9/30/2021	2,988	2,909			2,988	2,909
Altus Power America, Inc.	Energy	L+750	1.50%	9/30/2021	335	327			335	327
AM General, LLC	Capital Goods	L + 725	1.00%	12/28/2021			82,513	83,512	82,513	83,512
American Tire Distributors, Inc.	Retailing	L+425	1.00%	9/1/2021	984	737	6,033	4,521	7,017	5,258
Amtek Global Technology Pte. Ltd. (GER)(5)	Automobiles & Components	5.00%		4/1/2023			60,473	57,494	60,473	57,494
Aspect Software, Inc.(4)	Software & Services	L+400, 6.5% PIK (6.5% Max PIK)		5/25/2020	2,749	2,426			2,749	2,426
Aspect Software, Inc.(4)	Software & Services	L+400, 6.5% PIK (6.5% Max PIK)		5/25/2020	846	746			846	746
Aspect Software, Inc.(4)	Software & Services	L+1050	1.00%	5/25/2020	671	592			671	592
Atlas Aerospace LLC	Capital Goods	L+725	1.00%	12/29/2022	30,476	30,743			30,476	30,743
AVF Parent, LLC	Retailing	L+725	1.30%	3/1/2024	56,127	53,209			56,127	53,209
Bay Club, Co.	Consumer Services	L + 650	1.00%	8/31/2022			5,491	5,584	5,491	5,584
Berner Food & Beverage, LLC	Food & Staples Retailing	L + 675	1.00%	2/2/2023			55,868	53,353	55,868	53,353
Blackhawk Mining LLC	Energy	L + 1050		2/26/2022			3,423	3,439	3,423	3,439
Borden Dairy Co.	Food, Beverage & Tobacco	L+821	1.00%	7/6/2023	70,000	71,050			70,000	71,050
Charlotte Russe, Inc.(4)	Retailing	8.50%		2/2/2023			9,476	8,114	9,476	8,114

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Commercial Barge Line Co.	Transportation	L + 875	1.00%	11/12/2020			4,188	3,289	4,188	3,289
ConnectiveRx, LLC	Health Care Equipment & Services	L+826	1.00%	11/25/2021	49,381	50,467			49,381	50,467
CSafe Acquisition Co., Inc.	Capital Goods	L+725	1.00%	11/1/2021	196	191			196	191
CSafe Acquisition Co., Inc.	Capital Goods	L+725	1.00%	11/1/2021	5,674	5,546			5,674	5,546
CSafe Acquisition Co., Inc.	Capital Goods	L+725	1.00%	10/31/2023	50,491	49,102			50,491	49,102
CSafe Acquisition Co., Inc.	Capital Goods	L+725	1.00%	10/31/2023	21,209	20,625			21,209	20,625
CTI Foods Holding Co., LLC	Food, Beverage & Tobacco	L + 350	1.00%	6/29/2020			3,594	3,286	3,594	3,286
Dade Paper & Bag, LLC	Capital Goods	L+700	1.00%	6/10/2024	10,609	10,490			10,609	10,490
Dade Paper & Bag, LLC	Capital Goods	L+750	1.00%	6/10/2024	83,185	84,120			83,185	84,120
Distribution International, Inc.	Retailing	L + 500	1.00%	12/15/2021			23,747	26,903	23,747	26,903
Eagle Family Foods Group LLC	Food, Beverage & Tobacco	L+650	1.00%	6/14/2023	714	714			714	714
Eagle Family Foods Group LLC	Food, Beverage & Tobacco	L+650	1.00%	6/14/2023	2,631	2,669	793	793	3,424	3,462
Eagle Family Foods Group LLC	Food, Beverage & Tobacco	L+650	1.00%	6/14/2024	22298	22295	24,777	24,776	47,075	47,071
Eastman Kodak Co.	Consumer Durables & Apparel	L+625	1.00%	9/3/2019	5,229	4,906			5,229	4,906
Empire Today, LLC	Retailing	L+800	1.00%	11/17/2022	80,770	81,578			80,770	81,578
Foresight Energy LLC	Materials	L+575	1.00%	3/28/2022	310	311			310	311
Frontline Technologies Group, LLC	Software & Services	L + 650	1.00%	9/18/2023			60,488	59,567	60,488	59,567

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investment (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
GC Agile Intermediate Holdings Ltd.	Diversified Financials	L+650		6/15/2023	1,828	1,887			1,828	1,887
GC Agile Intermediate Holdings Ltd.	Diversified Financials	L+650	1.00%	6/15/2025	12,569	12,567	13,967	13,966	26,536	26,533
GC Agile Intermediate Holdings Ltd.	Diversified Financials	L+650	1.00%	6/15/2025	6,033	6,032			6,033	6,032
GC Agile Intermediate Holdings Ltd.	Diversified Financials	L+650	1.00%	6/15/2025	5,029	5,027			5,029	5,027
Greystone & Co, Inc.	Diversified Financials	L + 800	1.00%	4/17/2024			37,451	38,869	37,451	38,869
Greystone Equity Member Corp.	Diversified Financials	L+725	3.80%	4/1/2026	48,608	48,608			48,608	48,608
Greystone Equity Member Corp.	Diversified Financials	L+725	3.80%	4/1/2026	12,142	12,142			12,142	12,142
H.M. Dunn Co., Inc.(3)	Capital Goods	L+875 PIK (L+875 Max PIK)		6/30/2021	643	199			643	199
ACG Materials	Materials	L + 700	1.00%	4/27/2024			427	351	427	351
ACG Materials	Materials	L + 700	1.00%	4/27/2024			18,600	18,571	18,600	18,571
Harrison Gypsum, LLC	Materials	L+700	1.00%	4/29/2024	17,127	17,091			17,127	17,091
Harrison Gypsum, LLC	Materials	L+700	1.00%	4/29/2024	5,533	5,469			5,533	5,469
Hudson Technologies Co.	Commercial & Professional Services	L+725	1.00%	10/10/2023	39,746	34,132			39,746	34,132
Hudson Technologies Co.	Commercial & Professional Services	L+725	1.00%	10/10/2023	9,511	8,167			9,511	8,167

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Hunt Mortgage	Diversified Financials	L + 750	1.00%	2/14/2023			59,855	61,071	59,855	61,071
Icynene U.S. Acquisition Corp.	Materials	L+700	1.00%	11/30/2024	29,850	30,728			29,850	30,728
Imagine Communications Corp.	Media	L+825	1.00%	4/29/2020	47,196	46,783			47,196	46,783
Industrial Group Intermediate Holdings, LLC	Materials	L+800	1.30%	5/31/2020	21,469	21,469			21,469	21,469
Industry City TI Lessor, L.P.	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/2026	29,834	31,027			29,834	31,027
Integro Ltd./United States	Insurance	L + 575		10/30/2022			25,672	25,671	25,672	25,671
International Aerospace Coatings, Inc.	Capital Goods	L+750	1.00%	6/30/2020	44,117	44,394			44,117	44,394
JAKKS Pacific, Inc.	Consumer Durables & Apparel	L+900	1.50%	6/14/2021	2,273	2,272	2,525	2,525	4,798	4,797
JHT Holdings, Inc.	Capital Goods	L + 850	1.00%	5/4/2022			27,434	29,206	27,434	29,206
JMC Acquisition Merger Corp.	Capital Goods	L+750	1.00%	1/29/2024	54,885	54,885			54,885	54,885
JMC Acquisition Merger Corp.	Capital Goods	L+750	1.00%	1/29/2024	2,945	2,945			2,945	2,945
Jo-Ann Stores, Inc.	Retailing	L + 500	1.00%	10/20/2023			16,011	16,064	16,011	16,064
JSS Holdings, Inc.	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.00%	3/31/2023	109,491	115,859			109,491	115,859
JSS Holdings, Inc.	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.00%	3/31/2023	20,182	21,177			20,182	21,177
Kodiak BP, LLC	Capital Goods	L+725	1.00%	12/1/2024	12,911	12,766			12,911	12,766
Kodiak BP, LLC	Capital Goods	L+725	1.00%	12/1/2024	582	576			582	576
Koosharem, LLC	Commercial & Professional Services	L + 500	1.00%	4/10/2025			2,871	2,846	2,871	2,846

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Latham Pool Products, Inc.	Commercial & Professional Services	L+775	1.00%	6/29/2021	56,183	56,183			56,183	56,183
LEAS Acquisition Co Ltd.	Capital Goods	L+750	1.00%	6/30/2020	35,313	30,470			35,313	30,470
LEAS Acquisition Co Ltd.	Capital Goods	L+750	1.00%	6/30/2020	9,108	9,154			9,108	9,154
Logan’s Roadhouse, Inc.(4)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.00%	5/5/2019	8,449	8,449			8,449	8,449
Logan’s Roadhouse, Inc.(4)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.00%	5/5/2019	1,897	1,897			1,897	1,897
Logan’s Roadhouse, Inc.(4)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.00%	5/5/2019	1,217	1,218			1,217	1,218
Matchesfashion, Ltd. (GBR)	Consumer Durables & Apparel	L + 462.50		10/16/2024			11,817	12,115	11,817	12,115
MB Precision Holdings LLC	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.30%	1/23/2021	13,302	10,077			13,302	10,077
Micronics Filtration, LLC	Capital Goods	L+800	1.30%	12/11/2020	62,422	62,723			62,422	62,723
MORSCO, Inc.	Capital Goods	L+700	1.00%	10/31/2023	2,394	2,523			2,394	2,523
Murray Energy Corp.	Energy	L+900	1.00%	2/12/2021	8,862	8,862	9,848	9,848	18,710	18,710
National Debt Relief, LLC	Diversified Financials	L + 675	1.00%	5/31/2023			22,301	22,617	22,301	22,617
National Debt Relief, LLC	Diversified Financials	L + 675	1.00%	5/31/2023			7,312	7,487	7,312	7,487

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
NBG Home	Consumer Durables & Apparel	L + 550	1.00%	4/26/2024			25,057	25,513	25,057	25,513
NCI, Inc.	Software & Services	L + 750	1.00%	8/15/2024			82,966	84,521	82,966	84,521
Nine West Holdings	Consumer Durables & Apparel	10.00%		12/31/2018			1,113	1,244	1,113	1,244
Nine West Holdings	Consumer Durables & Apparel	P + 275	1.00%	10/8/2019			15,558	15,966	15,558	15,966
Nobel Learning Communities, Inc.	Consumer Services	L+450	1.00%	5/5/2021	42	42			42	42
Nobel Learning Communities, Inc.	Consumer Services	L+450	1.00%	5/5/2021	98	98			98	98
Nobel Learning Communities, Inc.	Consumer Services	L+378	4.50%	5/5/2023	1,056	1,046			1,056	1,046
Nobel Learning Communities, Inc.	Consumer Services	L+375	4.50%	5/5/2023	621	615			621	615
North Haven Cadence Buyer, Inc.	Consumer Services	L+500	1.00%	9/2/2021	937	938			937	938
North Haven Cadence Buyer, Inc.	Consumer Services	L+804	1.00%	9/2/2022	22,108	22,108			22,108	22,108
North Haven Cadence Buyer, Inc.	Consumer Services	L+750	1.00%	9/2/2022	2,396	2,396			2,396	2,396
Nova Wildcat Amerock, LLC	Consumer Durables & Apparel	L+750	1.30%	9/10/2019	3,226	3,226			3,226	3,226
One Call Corp.	Health Care Equipment & Services	L+375, 6.0% PIK (6.0% Max PIK)		4/11/2024	3,991	3,982			3,991	3,982
Onvoy, LLC	Telecommunication Services	L + 450	1.00%	2/10/2024			1,106	1,108	1,106	1,108
Pacific Union Financial, LLC	Diversified Financials	L + 750	1.00%	4/21/2022			71,483	68,740	71,483	68,740
PAE Holding Corp.	Capital Goods	L + 550	1.00%	10/20/2022			3,197	3,222	3,197	3,222
Patriot Well Solutions, LLC	Energy	L + 875	1.00%	3/31/2021			4,260	4,220	4,260	4,220

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Payless, Inc.	Retailing	L + 870	1.00%	8/10/2022			7,255	7,340	7,255	7,340
Petroplex Acidizing, Inc.	Energy	L + 725, 1.75% PIK (1.75% Max PIK)	1.00%	12/5/2019			22,696	22,511	22,696	22,511
Petroplex Acidizing, Inc.(3)	Energy	15% PIK (15.00% Max PIK)		12/5/2019			13,805	8,748	13,805	8,748
PHRC License, LLC	Consumer Services	L+850	1.50%	4/28/2022	50,625	51,827			50,625	51,827
Polymer Additives, Inc.	Materials	L+886	1.00%	12/19/2022	10,511	10,827			10,511	10,827
Polymer Additives, Inc.	Materials	L+833	1.00%	12/19/2022	11,019	11,350			11,019	11,350
Polymer Additives, Inc.	Materials	L+875	1.00%	12/19/2022	16,982	17,691			16,982	17,691
Power Distribution, Inc.	Capital Goods	L+725	1.30%	1/25/2023	29,498	30,199			29,498	30,199
Qdoba Restaurant Corp.	Consumer Services	L + 700	1.00%	3/21/2025			12,711	13,098	12,711	13,098
Raley’s	Food & Staples Retailing	L + 525	1.00%	5/18/2022			10,574	10,881	10,574	10,881
Revere Superior Holdings, Inc.	Software & Services	L + 675	1.00%	11/21/2022			14,022	14,080	14,022	14,080
Revere Superior Holdings, Inc.	Software & Services	L + 675	1.00%	11/21/2022			64,822	65,856	64,822	65,856
Revere Superior Holdings, Inc.	Software & Services	L + 675	1.00%	11/21/2022			2,303	2,361	2,303	2,361
Revere Superior Holdings, Inc.	Software & Services	L + 675	1.00%	11/21/2022			3,070	2,517	3,070	2,517
Roadrunner Intermediate Acquisition Co., LLC	Health Care Equipment & Services	L+675	1.00%	3/15/2023	33,601	34,099			33,601	34,099

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Rogue Wave Software, Inc.	Software & Services	L+846	1.00%	9/25/2021	40,687	41,043			40,687	41,043
Safariland, LLC	Capital Goods	L+768	1.10%	11/18/2023	126,107	115,546			126,107	115,546
Savers, Inc.	Retailing	L + 375	1.25%	7/9/2019			10,731	10,916	10,731	10,916
Sequa Corp.	Materials	L + 500	1.00%	11/28/2021			19,669	19,575	19,669	19,575
Sequel Youth and Family Services, LLC	Health Care Equipment & Services	L+776	1.00%	9/1/2022	94,047	94,983			94,047	94,983
Sequel Youth and Family Services, LLC	Health Care Equipment & Services	L+700	1.00%	9/1/2022	4,706	4,753			4,706	4,753
Sequential Brands Group, Inc.	Consumer Durables & Apparel	L+900		7/1/2022	78,233	79,113			78,233	79,113
SIRVA Worldwide, Inc.	Commercial & Professional Services	L + 650	1.00%	11/22/2022			20,513	21,004	20,513	21,004
SMART Global Holdings Inc	Semiconductors & Semiconductor Equipment	L + 625	1.00%	8/9/2022			43,720	44,167	43,720	44,167
Smile Brands Group, Inc.	Health Care Equipment & Services	L + 625	1.00%	8/15/2022			11,839	12,105	11,839	12,105
Sorenson Communications, Inc.	Telecommunication Services	L+575	2.30%	4/30/2020	90,062	90,606			90,062	90,606
SSC (Lux) Limited S.Ã r.l.	Health Care Equipment & Services	L+750	1.00%	9/10/2024	45,455	46,420			45,455	46,420

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Staples Canada, ULC	Retailing	CDOR+700	1.00%	9/12/2023	17,216	15,959			17,216	15,959
SunGard Availability Services Capital, Inc.	Software & Services	L+700	1.00%	9/30/2021	4,260	3,972			4,260	3,972
SunGard Availability Services Capital, Inc.	Software & Services	L+1000	1.00%	10/1/2022	1,870	1,937			1,870	1,937
SGS Cayman, L.P.	Software & Services	L+538	1.00%	4/23/2021	151	150	1,423	1,419	1,574	1,569
Sutherland Global Services Inc.	Software & Services	L+538	1.00%	4/23/2021	648	647	6,112	6,095	6,760	6,742
Sweet Harvest Foods Management Co	Food & Staples Retailing	L + 675	1.00%	5/30/2023			26,770	25,050	26,770	25,050
Team Health, Inc.	Health Care Equipment & Services	L + 275	1.00%	2/6/2024			12,270	12,201	12,270	12,201
ThreeSixty Group	Retailing	L + 700	1.00%	3/1/2023			50,472	50,112	50,472	50,112
ThreeSixty Group	Retailing	L + 700	1.00%	3/1/2023			50,809	50,453	50,809	50,453
Trace3, LLC	Software & Services	L+750	1.00%	6/6/2023	38,712	39,196			38,712	39,196
Utility One Source, LP	Capital Goods	L + 550	1.00%	4/18/2023			9,581	9,910	9,581	9,910
Vee Pak, Inc.	Household & Personal Products	L + 675	1.00%	3/9/2023			39,050	36,693	39,050	36,693
VP Parent Holdings, Inc.	Software & Services	L+650	1.00%	5/22/2025	52,496	52,539	58,336	58,385	110,832	110,924
VPG Metals Group LLC	Materials	L+1050	1.00%	12/30/2020	111,148	109,340			111,148	109,340

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Warren Resources, Inc.	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.00%	5/22/2020	698	700			698	700
Westbridge Technologies, Inc.	Software & Services	L+850	1.00%	4/28/2023	11,806	12,070			11,806	12,070
Wheels Up Partners, LLC	Transportation	L + 850	1.00%	1/26/2021			14,211	14,258	14,211	14,258
Wheels Up Partners, LLC	Transportation	L + 850	1.00%	8/26/2021			7,179	7,163	7,179	7,163
Wheels Up Partners, LLC	Transportation	L + 710	1.00%	8/1/2024			23,115	23,292	23,115	23,292
Wheels Up Partners, LLC	Transportation	L + 710	1.00%	11/1/2024			9,462	9,544	9,462	9,544
Wheels Up Partners, LLC	Transportation	L + 710	1.00%	12/21/2024			29,662	29,696	29,662	29,696
Wheels Up Partners, LLC	Transportation	L + 710	1.00%	12/21/2024			4,816	4,881	4,816	4,881
WireCo WorldGroup, Inc.	Capital Goods	L + 500	1.00%	9/29/2023			2,636	2,637	2,636	2,637
Z Gallerie, LLC.(3)	Retailing	L + 650	1.00%	10/8/2020			31,041	19,184	31,041	19,184
Zeta Interactive Holdings Corp.	Software & Services	L+750	1.00%	7/29/2022	12,909	13,167			12,909	13,167
Zeta Interactive Holdings Corp.	Software & Services	L+750	1.00%	7/29/2022	2,286	2,331			2,286	2,331

Total Senior Secured Loans—First Lien					2,551,609	2,542,098	1,617,988	1,568,053	4,169,597	4,110,151

Unfunded Commitments					(106,741)	(106,741)	—	—	(106,741)	(106,741)

Net Senior Secured Loans—First Lien					2,444,868	2,435,357	1,617,988	1,568,053	4,062,856	4,003,410

Senior Secured Loans—Second Lien
Abaco Systems, Inc.	Capital Goods	L + 1050	1.00%	6/7/2022			62,482	61,283	62,482	61,283
Access CIG, LLC	Software & Services	L + 775		2/27/2026			278	282	278	282

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Advantage Sales & Marketing, Inc.	Commercial & Professional Services	L + 650	1.00%	7/25/2022			682	669	682	669
Agro Merchants Global LP (CYM)	Transportation	L + 800	1.00%	11/30/2025			14,644	14,878	14,644	14,878
Albany Molecular Research, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	L + 700	1.00%	8/28/2025			8,319	8,275	8,319	8,275
American Bath Group, LLC	Capital Goods	L+975	1.00%	9/30/2024	17,606	18,270			17,606	18,270
Amtek Global Technology Pte. Ltd. (GER)(5)	Automobiles & Components	5.00%		4/1/2023			40,315	38,330	40,315	38,330
Arena Energy, LP	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.00%	1/24/2021	8,450	8,450			8,450	8,450
Belk, Inc	Retailing	10.50%		6/12/2023			98,115	74,687	98,115	74,687
Byrider Finance, LLC	Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.30%	8/22/2020	17,771	17,349			17,771	17,349
Chisholm Oil and Gas Operating, LLC	Energy	L+800	1.00%	3/21/2024	16,000	15,892			16,000	15,892
CommerceHub, Inc.	Software & Services	L + 775	1.00%	6/30/2026			67,213	67,774	67,213	67,774
CTI Foods Holding Co., LLC	Food, Beverage & Tobacco	L + 725	1.00%	6/28/2021			23,059	17,646	23,059	17,646
Culligan International Co.	Household & Personal Products	L + 850	1.00%	12/13/2024			65,338	66,355	65,338	66,355
Direct ChassisLink, Inc.	Transportation	L + 600		6/15/2023			1,346	1,330	1,346	1,330

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investment (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
EaglePicher Technologies, LLC	Capital Goods	L + 725		3/8/2026			2,948	2,983	2,948	2,983
Emerald Performance Materials, LLC	Materials	L + 775	1.00%	8/1/2022			2,036	2,048	2,036	2,048
Excelitas Technologies Corp.	Technology Hardware & Equipment	L + 750	1.00%	12/1/2025			7,475	7,523	7,475	7,523
FleetPride Corporation	Capital Goods	L + 900	1.25%	5/19/2023			18	18	18	18
Genoa, a QoL Healthcare Co., LLC	Health Care Equipment & Services	L + 800	1.00%	10/28/2024			10,690	10,991	10,690	10,991
Grocery Outlet, Inc.	Food & Staples Retailing	L + 825	1.00%	10/21/2022			15,022	15,499	15,022	15,499
Gruden Acquisition, Inc.	Transportation	L+850	1.00%	8/18/2023	14,509	15,088			14,509	15,088
Higginbotham Insurance Agency, Inc.	Insurance	L + 725	1.00%	12/19/2025			18,522	18,647	18,522	18,647
Integro Ltd/United States	Insurance	L + 925		6/8/2025			4,730	4,730	4,730	4,730
Invictus	Materials	L + 675		3/30/2026			3,413	3,409	3,413	3,409
iParadigms Holdings, LLC	Software & Services	L + 725	1.00%	7/29/2022			21,761	21,650	21,761	21,650
Jo-Ann Stores, Inc.	Retailing	L + 925	1.00%	5/21/2024			601	605	601	605
LBM Borrower, LLC	Capital Goods	L+925	1.00%	8/20/2023	19,032	19,271	21,150	21,416	40,182	40,687
Logan’s Roadhouse, Inc.(3)(4)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.00%	11/23/2020	22,092	6,089			22,092	6,089
LTI Holdings, Inc.	Materials	L+875	1.00%	5/16/2025	6,368	6,579			6,368	6,579
MedAssets, Inc.	Health Care Equipment & Services	L + 975	1.00%	4/20/2023			61,534	63,945	61,534	63,945

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Misys, Ltd. (GBR)	Software & Services	L + 725	1.00%	6/13/2025			8,346	8,117	8,346	8,117
NBG Home	Consumer Durables & Apparel	L + 975	1.00%	9/30/2024			33,745	34,547	33,745	34,547
NEP Group, Inc.	Media	L + 700	1.00%	1/23/2023			5,998	5,996	5,998	5,996
One Call Medical, Inc.	Insurance	L + 375, 6.00% PIK (6.00% Max PIK)		4/30/2024			24,727	24,673	24,727	24,673
P2 Energy Solutions, Inc.	Software & Services	L + 800	1.00%	4/30/2021			70,326	66,364	70,326	66,364
Petrochoice Holdings, Inc.	Capital Goods	L + 875	1.00%	8/21/2023			63,558	63,974	63,558	63,974
Plaskolite, LLC	Materials	L + 800	1.00%	11/3/2023			52,714	53,833	52,714	53,833
Polyconcept North America, Inc.	Consumer Durables & Apparel	L + 1000	1.00%	2/16/2024			28812	30257	28,812	30,257
Rockport (Relay)(4)	Consumer Durables & Apparel	13.00% PIK (13.00% Max PIK)		8/31/2018			2,085	2,194	2,085	2,194
Sequa Mezzanine Holdings L.L.C.	Capital Goods	L+900	1.00%	4/28/2022	83	82	21,859	22,092	21,942	22,174
Sparta Systems, Inc.	Software & Services	L + 825	1.00%	7/27/2025			34,577	34,389	34,577	34,389
Spencer Gifts LLC	Retailing	L+825	1.00%	6/29/2022	29,914	22,725			29,914	22,725
Sungard Public Sector, LLC	Software & Services	L + 850	1.00%	1/31/2025			15,968	15,954	15,968	15,954
Vertafore, Inc.	Software & Services	L + 900	1.00%	6/30/2024			79,587	83,071	79,587	83,071

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Vestcom International, Inc.	Consumer Services	L + 850	1.00%	4/28/2024			57,320	58,580	57,320	58,580
WireCo WorldGroup, Inc.	Capital Goods	L + 900	1.00%	9/30/2024			11,218	11,394	11,218	11,394

Total Senior Secured Loans—Second Lien					151,825	129,795	1,062,531	1,040,408	1,214,356	1,170,203

Senior Secured Bonds and Other Senior Secured Debt
Advanced Lighting Technologies, Inc.(4)	Materials	L+700, 10.0% PIK (10.0% Max PIK)	1.00%	10/4/2023	24,158	13,149			24,158	13,149
Alliant Holdings I, Inc.	Insurance	8.25%		8/1/2023			1,580	1,577	1,580	1,577
Angelica Corp.	Health Care Equipment & Services	10.00% PIK (10.00% Max PIK)		12/30/2022			37,174	37,761	37,174	37,761
APX Group, Inc.	Consumer Services	7.90%		12/1/2022	134	135	8,678	8,754	8,812	8,889
Artesyn Technologies, Inc.	Technology Hardware & Equipment	9.75%		10/15/2020			20,534	20,176	20,534	20,176
Avantor, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	6.00%		10/1/2024			10,412	10,165	10,412	10,165
Black Swan Energy Ltd.	Energy	9.00%		1/20/2024	6,000	5,940			6,000	5,940
Boyne USA, Inc.	Consumer Services	7.25%		5/1/2025			5,261	5,358	5,261	5,358
Cleaver-Brooks Inc	Capital Goods	7.88%		3/1/2023			14,901	15,015	14,901	15,015
Cornerstone Chemical Co.	Materials	6.75%		8/15/2024			11,231	10,924	11,231	10,924
Direct ChassisLink, Inc.	Transportation	10.00%		6/15/2023			14,889	14,938	14,889	14,938
DJO Finance, LLC	Health Care Equipment & Services	8.13%		6/15/2021			17,620	18,894	17,620	18,894

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
FourPoint Energy, LLC	Energy	9.00%		12/31/2021	72,582	76,309			72,582	76,309
Genesys Telecommunications Laboratories, Inc.	Technology Hardware & Equipment	10.00%		11/30/2024			20,963	21,101	20,963	21,101
Global A&T Electronics Ltd.	Semiconductors & Semiconductor Equipment	8.50%		1/12/2023	2,890	2,724			2,890	2,724
JW Aluminum Co.(5)	Materials	10.30%		6/1/2026	36,481	36,663			36,481	36,663
Maxim Crane Works LP / Maxim Finance Corp.	Capital Goods	10.13%		8/1/2024			999	969	999	969
Mood Media Corp.(4)	Media	L+600, 8.0% PIK (8.0% Max PIK)	1.00%	6/28/2024	22,445	22,445			22,445	22,445
PAREXEL International Corp.	Pharmaceuticals, Biotechnology & Life Sciences	6.38%		9/1/2025			1,290	1,281	1,290	1,281
Pattonair Holdings, Ltd.	Capital Goods	9.00%		11/1/2022			8,505	8,642	8,505	8,642
Pisces Midco Inc.	Capital Goods	8.00%		4/15/2026	63	62	5,249	5,061	5,312	5,123
RedPrairie Corp.	Software & Services	7.38%		10/15/2024			1,074	1,067	1,074	1,067
Ridgeback Resources Inc.	Energy	12.00%		12/29/2020	130	132			130	132
Rockport (Relay)(3)(4)	Consumer Durables & Apparel	15.00% PIK (15.00% Max PIK)		7/31/2022			35,336	13,988	35,336	13,988
Sorenson Communications, Inc.	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/2020	19,540	19,774			19,540	19,774

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
SRS Distribution, Inc.	Capital Goods	8.25%		7/1/2026			12,213	12,169	12,213	12,169
Sunnova Energy Corp.	Energy	6.0%, 6.0% PIK (6.0% Max PIK)		1/24/2019	817	816			817	816
Surgery Partners Holdings, LLC	Health Care Equipment & Services	8.88%		4/15/2021			492	495	492	495
Velvet Energy Ltd.	Energy	9.00%		10/5/2023	7,500	7,837			7,500	7,837
Vivint, Inc.	Commercial & Professional Services	8.75%		12/1/2020			3,667	3,763	3,667	3,763
Vivint, Inc.	Commercial & Professional Services	7.63%		9/1/2023			11,435	9,751	11,435	9,751

Total Senior Secured Bonds and Other Senior Secured Debt					192,740	185,986	243,503	221,849	436,243	407,835

Subordinated Debt
Alion Science & Technology Corp.	Capital Goods	11.00%		8/19/2022			67,886	66,743	67,886	66,743
AmWINS Group, Inc.	Insurance	7.80%		7/1/2026	415	415	2,241	2,280	2,656	2,695
APX Group, Inc.	Consumer Services	8.80%		12/1/2020	357	381			357	381
Ascent Resources Utica Holdings, LLC	Energy	10.00%		4/1/2022	40,000	44,050			40,000	44,050
Aurora Diagnostics, LLC	Health Care Equipment & Services	10.8%, 1.5% PIK (1.5% Max PIK)		1/15/2020	14,091	13,608			14,091	13,608
Bellatrix Exploration Ltd.	Energy	8.50%		5/15/2020	4,957	3,329			4,957	3,329
Byrider Holding Corp.	Automobiles & Components	20.0% PIK (20.0% Max PIK)		4/1/2022	833	833			833	833

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
CEC Entertainment, Inc.	Consumer Services	8.00%		2/15/2022	5,007	4,425			5,007	4,425
ClubCorp Holdings, Inc.	Consumer Services	8.50%		9/15/2025	232	228	23,099	22,344	23,331	22,572
DEI Sales, Inc.	Consumer Durables & Apparel	9.0%, 4.0% PIK (4.0% Max PIK)		2/28/2023	68,192	67,875			68,192	67,875
Exemplis Corp.	Commercial & Professional Services	L + 700, 4.00% PIK (4.00% Max PIK)		3/23/2020			5,822	5,822	5,822	5,822
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/2025	915	908			915	908
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/2025	5,813	5,762			5,813	5,762
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/2025	1,201	1,189			1,201	1,189
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/2025	1,131	1,120			1,131	1,120
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/2025	83,466	82,632			83,466	82,632

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/2025	13,651	13,514			13,651	13,514
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/2026	7,148	7,077			7,148	7,077
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/2026	14,613	14,448			14,613	14,448
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/2026	14,343	14,164			14,343	14,164
Greystone Mezzanine Equity Member Corp.	Diversified Financials	L+650	4.50%	9/15/2025	20,250	20,250			20,250	20,250
Hilding Anders (SWE)(5)	Consumer Durables & Apparel	13.00% PIK (13.00% Max PIK)		6/30/2021			109,337	81,971	109,337	81,971
Hilding Anders (SWE)(3)(5)	Consumer Durables & Apparel	12.00% PIK (12.00% Max PIK)		12/31/2022			507	1,037	507	1,037
Hilding Anders (SWE)(3)(5)	Consumer Durables & Apparel	12.00% PIK (12.00% Max PIK)		12/31/2023			939	3	939	3
Hilding Anders (SWE)(3)(5)	Consumer Durables & Apparel	18.00% PIK (18.00% Max PIK)		12/31/2024			12,850	14,100	12,850	14,100

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Home Partners of America, Inc.(4)	Real Estate	L + 700	1.00%	10/8/2022			42,202	43,067	42,202	43,067
Hub International, Ltd.	Insurance	7.00%		5/1/2026			1,818	1,802	1,818	1,802
Imagine Communications Corp.	Media	12.5% PIK (12.5% Max PIK)		8/4/2018	703	632			703	632
Kenan Advantage Group, Inc.	Transportation	7.88%		7/31/2023			5,233	5,335	5,233	5,335
P.F. Chang’s China Bistro, Inc.	Consumer Services	10.30%		6/30/2020	10,549	9,555			10,549	9,555
PriSo Acquisition Corp.	Capital Goods	9.00%		5/15/2023	10,064	10,617			10,064	10,617
Quorum Health Corp.	Health Care Equipment & Services	11.60%		4/15/2023	422	424			422	424
S1 Blocker Buyer Inc.	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/2022	113	113			113	113
Sorenson Communications, Inc.	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/2021	14,503	15,538			14,503	15,538
SRS Distribution Inc.	Capital Goods	8.30%		7/1/2026	1,497	1,500			1,497	1,500
Stars Group Holdings B.V.	Consumer Services	7.00%		7/15/2026	449	455			449	455
SunGard Availability Services Capital, Inc.	Software & Services	8.80%		4/1/2022	8,869	6,352			8,869	6,352
Surgery Center Holdings, Inc.	Health Care Equipment & Services	6.75%		7/1/2025			9,613	9,607	9,613	9,607

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Team Health, Inc.	Health Care Equipment & Services	6.38%		2/1/2025			2,248	2,159	2,248	2,159
ThermaSys Corp.	Capital Goods	6.5%, 5.0% PIK (5.0% Max PIK)		5/3/2020	148,936	112,819			148,936	112,819
Vertiv Group Corp.	Capital Goods	9.30%		10/15/2024	1,833	1,870	23,174	22,626	25,007	24,496
VPG Metals Group LLC	Materials	13.0% PIK (13.0% Max PIK)		12/30/2020	2,389	1,941			2,389	1,941

Total Subordinated Debt					496,942	458,024	306,969	278,896	803,911	736,920

Unfunded Commitments					(20,250)	(20,250)	—	—	(20,250)	(20,250)

Net Subordinated Debt					476,692	437,774	306,969	278,896	783,661	716,670

Asset Based Finance
AMPLIT JV LP, Limited Partnership Interest	Diversified Financials						7,137	2,058	7,137	2,058
Bank of Ireland (IRL)	Banks	L + 1185		12/4/2027			15,105	15,255	15,105	15,255
Central Park Leasing Aggregator, L.P. (LUX), Partnership Interest	Capital Goods	35.44%		5/31/2023			57,700	87,682	57,700	87,682
Comet Aircraft SARL (LUX), Common Shares(5)	Capital Goods	8.08%		2/28/2022			35,838	35,838	35,838	35,838
KKR Zeno Aggregator, LP (IRL)	Capital Goods						10,737	10,737	10,737	10,737
LSF IX Java Investments Ltd. (IRL)	Diversified Financials	E + 365		12/3/2019			56,966	64,607	56,966	64,607
Montgomery Credit Holdings, LP, Membership Interest	Diversified Financials						18,358	17,390	18,358	17,390

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
MP4 2013-2A Class Subord. B	Diversified Financials	25.10%		7/25/2029	11,631	11,614			11,631	11,614
NewStar Clarendon 2014-1A Class D	Diversified Financials	L+435		1/25/2027	1,489	1,564			1,489	1,564
NewStar Clarendon 2014-1A Class Subord. B	Diversified Financials	9.60%		1/25/2027	12,082	12,934			12,082	12,934
Orchard Marine, Ltd. (VGB), Class B Common Stock(4)	Transportation						3,069	—	3,069	—
Orchard Marine, Ltd. (VGB), Series A Preferred Stock(4)	Transportation						57,963	29,022	57,963	29,022
Rampart CLO 2007 1A Class Subord.	Diversified Financials	4.50%		10/25/2021	792	435			792	435
Star Mountain SMB Multi-Manager Credit Platform, LP, Limited Partnership Interest	Diversified Financials						60,116	70,691	60,116	70,691
Toorak Capital Partners, LLC, Membership Interest(5)	Diversified Financials						62,358	74,032	62,358	74,032
Toorak Capital Partners, LLC, Membership Interest(5)	Diversified Financials						4,903	5,821	4,903	5,821
Wind River CLO Ltd. 2012 1A Class Subord. B	Diversified Financials	29.50%		1/15/2026	20,528	25,414			20,528	25,414

Total Asset Based Finance					46,522	51,961	390,250	413,133	436,772	465,094

Strategic Credit Opportunities Partners, LLC
Strategic Credit Opportunities Partners, LLC(5)	Diversified Financials						294,028	306,736	294,028	306,736

Total Strategic Credit Opportunities Partners, LLC							294,028	306,736	294,028	306,736

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Equity/Other
5 Arches, LLC, Common Equity	Diversified Financials				394	800			394	800
Advanced Lighting Technologies, Inc., Common Equity(4)	Materials				16,520	—			16,520	—
Advanced Lighting Technologies, Inc., Warrants(4)	Materials			10/4/2027	86	—			86	—
Alion Science & Technology Corp., Class A Membership Interest	Capital Goods						7,350	7,070	7,350	7,070
AltEn, LLC, Membership Units(4)	Energy						2,955	—	2,955	—
Altus Power America Holdings, LLC, Common Equity	Energy				462	81			462	81
Altus Power America Holdings, LLC, Preferred Equity	Energy	9.0%, 5.0% PIK		10/3/2023	996	996			996	996
Amtek Global Technology Pte, Ltd. (GER), Ordinary Shares(5)	Automobiles & Components						30,687	29,205	30,687	29,205
Amtek Global Technology Pte, Ltd. (SGP), Trade Claim	Automobiles & Components						15,615	14,853	15,615	14,853
Angelica Corp., Limited Partnership Interest	Health Care Equipment & Services						47,562	4,677	47,562	4,677
APP Holdings, LP, Warrants	Capital Goods			5/25/2026	2,545	1,173			2,545	1,173
Ascent Resources Utica Holdings, LLC, Common Equity	Energy				29,100	25,410			29,100	25,410
ASG Everglades Holdings, Inc., Common Equity(4)	Software & Services				36,422	84,277			36,422	84,277
ASG Everglades Holdings, Inc., Warrants(4)	Software & Services			6/27/2022	6,542	6,456			6,542	6,456

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Aspect Software Parent, Inc., Common Equity(4)	Software & Services				10,546	—			10,546	—
Aurora Diagnostics Holdings, LLC, Warrants	Health Care Equipment & Services			5/25/2027	1,671	2,251			1,671	2,251
Belk, Inc., Units	Retailing						7,846	3,916	7,846	3,916
Byrider Holding Corp., Common Equity	Automobiles & Components				—	—			—	—
Cengage Learning Holdings II, LP, Common Stock	Media						7,529	3,582	7,529	3,582
Charlotte Russe, Inc., Common Stock(4)	Retailing						12,478	—	12,478	—
Chisholm Oil and Gas, LLC, Series A Units	Energy				75	61			75	61
CSF Group Holdings, Inc., Common Equity	Capital Goods				391	342			391	342
Eastman Kodak Co., Common Equity	Consumer Durables & Apparel				1,203	235			1,203	235
Escape Velocity Holdings, Inc., Common Equity	Software & Services				193	697			193	697
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	Energy				21,000	6,143			21,000	6,143
FourPoint Energy, LLC, Common Equity, Class D Units	Energy				2,601	1,161			2,601	1,161
FourPoint Energy, LLC, Common Equity, Class E-II Units	Energy				12,006	13,987			12,006	13,987
FourPoint Energy, LLC, Common Equity, Class E-III Units	Energy				17,719	20,731			17,719	20,731
Fronton Investor Holdings, LLC, Class B Units(4)	Consumer Services				6,793	19,276			6,793	19,276
Genesys Telecommunications Laboratories, Inc., Class A Shares	Technology Hardware & Equipment						—	—	—	—

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Genesys Telecommunications Laboratories, Inc., Class A1-A5 shares	Technology Hardware & Equipment						120	733	120	733
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	Technology Hardware & Equipment						—	—	—	—
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	Technology Hardware & Equipment						—	—	—	—
Genesys Telecommunications Laboratories, Inc., Preferred Shares	Technology Hardware & Equipment						—	—	—	—
Global Jet Capital Holdings, LP, Preferred Equity	Commercial & Professional Services				42,281	28,540			42,281	28,540
H.I.G. Empire Holdco, Inc., Common Equity	Retailing				1,118	1,107			1,118	1,107
Harvest Oil & Gas Corp., Common Equity	Energy				161	161			161	161
Harvey Holdings, LLC, Common Equity	Capital Goods				2,333	6,358			2,333	6,358
Hilding Anders (SWE), Arle PIK Interest(3)(5)	Consumer Durables & Apparel	12.00% PIK (12.00% Max PIK)		12/31/2022			—	—	—	—
Hilding Anders (SWE), Class A Common Stock(5)	Consumer Durables & Apparel						132	—	132	—
Hilding Anders (SWE), Class B Common Stock(5)	Consumer Durables & Apparel						25	—	25	—
Hilding Anders (SWE), Class C Common Stock(5)	Consumer Durables & Apparel						—	—	—	—

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Hilding Anders (SWE), Equity Options(5)	Consumer Durables & Apparel			12/31/2020			14,988	5,001	14,988	5,001
HM Dunn Aerosystems, Inc. Preferred Equity, Series A	Capital Goods				—	—			—	—
HM Dunn Aerosystems, Inc. Preferred Equity, Series B	Capital Goods				—	—			—	—
Home Partners of America, Inc., Common Stock(4)	Real Estate						101,876	133,661	101,876	133,661
Home Partners of America, Inc., Warrants(4)	Real Estate			8/7/2024			292	1,219	292	1,219
Imagine Communications Corp., Common Equity, Class A Units	Media				3,783	—			3,783	—
Industrial Group Intermediate Holdings, LLC, Common Equity	Materials				441	331			441	331
International Aerospace Coatings, Inc., Common Equity	Capital Goods				464	—			464	—
International Aerospace Coatings, Inc., Preferred Equity	Capital Goods				1,303	1,195			1,303	1,195
JMC Acquisition Holdings, LLC, Common Equity	Capital Goods				483	530			483	530
Jones Apparel Holdings, Inc., Common Stock	Consumer Durables & Apparel						872	—	872	—
JSS Holdco, LLC, Net Profits Interest	Capital Goods				—	649			—	649
JW Aluminum Co., Common Equity(5)	Materials				—	—			—	—
JW Aluminum Co., Preferred Equity(5)	Materials	12.5% PIK		11/17/2025	69,134	59,666			69,134	59,666
Keystone Australia Holdings, Pty. Ltd. (AUS), Residual Claim	Consumer Services						7,945	1,903	7,945	1,903
KKR BPT Holdings Aggregator, LLC, Membership Interest(5)	Diversified Financials						15,000	6,557	15,000	6,557
MB Precision Investment Holdings LLC, Class A-2 Units	Capital Goods				490	—			490	—

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Micronics Filtration Holdings, Inc., Common Equity	Capital Goods				553	228			553	228
Micronics Filtration Holdings, Inc., Preferred Equity, Series A	Capital Goods				553	949			553	949
Micronics Filtration Holdings, Inc., Preferred Equity, Series B	Capital Goods				229	269			229	269
Mood Media Corp., Common Equity(4)	Media				11,804	16,691			11,804	16,691
NBG Home, Common Stock	Consumer Durables & Apparel						2,565	2,641	2,565	2,641
Nine West Holdings, Inc., Common Stock	Consumer Durables & Apparel						6,541	—	6,541	—
North Haven Cadence TopCo, LLC, Common Equity	Consumer Services				1,042	1,615			1,042	1,615
PDI Parent LLC, Common Equity	Capital Goods				1,385	1,315			1,385	1,315
Petroplex Acidizing, Inc., Warrants	Energy			12/29/2026			—	—	—	—
Polyconcept North America, Inc., Class A-1 Units	Consumer Durables & Apparel						2,938	3,639	2,938	3,639
Proserv Acquisition, LLC (GBR), Class A Common Units(4)	Energy						33,547	15,283	33,547	15,283
Proserv Acquisition, LLC (GBR), Class A Preferred Units(4)	Energy						5,392	9,802	5,392	9,802
PSAV Holdings LLC, Common Equity	Technology Hardware & Equipment				6,337	25,000			6,337	25,000
Ridgeback Resources Inc., Common Equity	Energy				1,997	2,171			1,997	2,171
Roadhouse Holding Inc., Common Equity(4)	Consumer Services				6,932	—			6,932	—

See notes to pro forma condensed consolidated financial statements.

FS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Rockport (Relay), Class A Units(4)	Consumer Durables & Apparel						—	—	—	—
S1 Blocker Buyer Inc., Common Equity	Commercial & Professional Services				568	754			568	754
Safariland, LLC, Common Equity	Capital Goods				2,500	3,664			2,500	3,664
Safariland, LLC, Warrants	Capital Goods			7/27/2018	246	332			246	332
Safariland, LLC, Warrants	Capital Goods			9/20/2019	227	333			227	333
Sentry Holdings, Ltd. (JEY), Common Shares A	Insurance						—	—	—	—
Sentry Holdings, Ltd. (JEY), Preferred B Shares	Insurance						9,065	9,319	9,065	9,319
Sequential Brands Group, Inc., Common Equity	Consumer Durables & Apparel				2,790	407			2,790	407
Sorenson Communications, Inc., Common Equity	Telecommunication Services				—	38,526			—	38,526
SSC Holdco Limited, Common Equity	Health Care Equipment & Services				2,273	2,239			2,273	2,239
Stuart Weitzman, Inc., Common Stock	Consumer Durables & Apparel						—	—	—	—
Sunnova Energy Corp., Common Equity	Energy				722	—			722	—
Sunnova Energy Corp., Preferred Equity	Energy				187	175			187	175
The Brock Group, Inc., Common Equity	Energy				3,652	—			3,652	—
ThermaSys Corp., Common Equity	Capital Goods				1	—			1	—
ThermaSys Corp., Preferred Equity	Capital Goods				5,181	—			5,181	—
Towergate (GBR), Ordinary Shares	Insurance						173	178	173	178

See notes to pro forma condensed consolidated financial statements.

sFS Investment Corporation and Subsidiaries

Pro Forma Schedule of Investments (continued)

Unaudited

As of June 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Viper Holdings, LLC, Series I Units	Consumer Durables & Apparel				509	687			509	687
Viper Holdings, LLC, Series II Units	Consumer Durables & Apparel				522	705			522	705
Viper Parallel Holdings LLC, Class A Units	Consumer Durables & Apparel				1,070	1,445			1,070	1,445
VPG Metals Group LLC, Class A-2 Units	Materials				3,638	1,273			3,638	1,273
Warren Resources, Inc., Common Equity	Energy				534	426			534	426
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	Software & Services				1,714	2,177			1,714	2,177
Zeta Interactive Holdings Corp., Preferred Equity, Series F	Software & Services				1,714	1,923			1,714	1,923
Zeta Interactive Holdings Corp., Warrants	Software & Services			4/20/2027	—	110			—	110

Total Equity/Other					348,136	386,028	333,493	253,239	681,629	639,267

Total Investments before Pro Forma Adjustments					3,660,783	3,626,901	4,248,762	4,082,314	7,909,545	7,709,215

Pro Forma Adjustments:
Estimated Purchase Price Allocation Adjustment(2)										(356,272)

Total Investments					3,660,783	3,626,901	4,248,762	4,082,314	7,909,545	7,352,943

(1)	Security may be an obligation of one or more entities affiliated with the named company.
(2)

Upon consummation of the Merger and Subsequent Combination and in accordance with ASC 805-50, Business Combinations—Related Issues, FSIC will be required to allocate the purchase price of CCT’s assets based on FSIC’s estimate of fair value and record such fair value as the initial fair value of each such investment in FSIC’s financial statements. FSIC determined that the aggregate adjustment to CCT’s investments approximates $356,272. As a result, such adjustment has been reflected in a single line item entitled “Estimated Purchase Price Allocation Adjustment.” A final determination of the fair value of CCT’s investments will be made after the Merger and Subsequent Combination are completed and, as a result, the actual amount of this adjustment may vary from the preliminary amount set forth herein. Thus, the information set forth in the columns reflect historical amounts and have not been individually adjusted to reflect the Estimated Purchase Price Allocation Adjustment.

(3)	Asset is on non-accrual status.
(4)

The combined company is deemed to be an “affiliated person” of the portfolio company. Under the Investment Company Act of 1940, as amended, the combined company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company.

(5)

The combined company is deemed to be an “affiliated person” of and deemed to control the portfolio company. Under the Investment Company Act of 1940, as amended, the combined company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company.

*	PIK means Paid-in-kind

See notes to pro forma condensed consolidated financial statements.

CAPITALIZATION

The following table sets forth (1) FSIC’s and CCT’s actual capitalization at June 30, 2018 and (2) FSIC’s capitalization as adjusted to reflect the effects of the Merger. You should read this table together with FSIC’s and CCT’s condensed consolidated financial data and the pro forma financial information included elsewhere in this joint proxy statement/prospectus.

	As of June 30, 2018 (unaudited, dollar amounts in thousands, except per share data)
	Actual FS Investment Corporation	Actual Corporate Capital Trust	Pro Forma Adjustments(1)	Pro Forma FS Investment Corporation Combined
Cash and cash equivalents	$200,778	$90,674	$(31,633)	$259,819
Debt
Total Debt (principal outstanding)	$1,628,539	$1,797,603	$5,397	$3,431,539
Stockholders’ Equity
Common stock	$241	$125		$517
Capital in excess of par value	2,233,692	2,758,334		4,797,330
Accumulated undistributed net realized gain/loss on investments and gain/loss on foreign currency	(218,869)	22,454		(218,869)
Accumulated undistributed net investment income	147,936	(154,397)		147,936
Net unrealized appreciation (depreciation) on investments	(28,222)	(185,600)		(556,602)

Total stockholders’ equity	$2,134,778	$2,440,916	$(405,382)	$4,170,312

Total Capitalization	$3,964,095	$4,329,193		$7,861,670

Total shares outstanding	240,602,753	124,663,131		513,828,786
Net assets per share	$8.87	$19.58		$8.12

(1)	See notes to pro forma financial statements for explanations of Pro Forma Adjustments

THE MERGER

The discussion in this joint proxy statement/prospectus, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

General Description of the Merger

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into CCT. CCT will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Subsequent Combination, the surviving company will merge with and into FSIC in accordance with the MGCL, with FSIC as the surviving entity.

If the Merger is consummated, each CCT stockholder will be entitled to receive, for each share of CCT Common Stock, that number of shares of FSIC Common Stock with a NAV equal to the NAV of the share of CCT Common Stock, in each case calculated as of the same date within two (2) business days prior to the closing of the Merger.

Following the Merger, FSIC will continue its operations as conducted before the Merger.

Background of the Merger

Each of the FSIC Board and the CCT Board regularly reviews the long-term strategic plan of FSIC and CCT, respectively, with the goal of maximizing stockholder value. As part of that review and each board’s respective regular ongoing evaluation of business opportunities, from time to time the FSIC Board and the CCT Board have separately considered and engaged in separate discussions concerning possible strategic transactions that are available to FSIC and CCT, respectively, such as mergers, acquisitions, joint ventures and other similar transactions.

Prior to April 9, 2018, FSIC had historically been advised by FB Advisor, which is an affiliate of FS Investments, and sub-advised by GDFM, which is an affiliate of The Blackstone Group L.P.

Prior to April 9, 2018, CCT had been advised by KKR, which is an affiliate of KKR & Co. L.P., or KKR & Co., and prior to November 14, 2017, CCT had historically been advised by CNL Fund Advisors Company, or “CNL,” which is an affiliate of CNL Financial Group, and sub-advised by KKR Credit.

During the second half of 2017, representatives of FS Investments and KKR & Co. began exploring a potential transaction, or the “FS-KKR Transaction,” pursuant to which FS Investments and KKR would form the Advisor, which would become the investment advisor to each of FSIC and CCT, as well as certain other business development companies sponsored by FS Investments, specifically, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, and a business development company sub-advised by KKR, specifically, Corporate Capital Trust II. As part of the negotiation and execution of the FS-KKR Transaction, each of FS Investments and KKR conducted extensive due diligence regarding their respective investment advisory businesses and the BDCs to be jointly managed by the Advisor, including (a) a review of the valuation policies utilized by each legacy advisor to value the assets of the BDCs and the extent to which those policies differed, including with respect to third-party valuation firms, (b) a review of such third-party valuation firms and their valuation methodologies and conventions, and (c) a review of the ways in which the valuation policies and procedures could be harmonized across the various business development companies that would be advised by the Advisor if the FS-KKR Transaction were to be consummated.

On July 27, 2017, the FSIC Board held a regular meeting. Representatives of FS Investments, Dechert LLP, or “Dechert,” outside legal counsel to the advisors to FSIC and CCT and to such funds, and Stradley Ronon Stevens & Young, LLP, or “Stradley,” independent legal counsel to the members of the FSIC Board that are not “interested persons” of FSIC or its Advisor within the meaning of Section 2(a)(19) of the 1940 Act, or the “FSIC Independent Directors,” were also in attendance. During such meeting, representatives of FS Investments briefed the FSIC Board about KKR’s investment advisory capabilities and experience, its management of the BDCs, and the potential FS-KKR Transaction.

On August 10, 2017, the FSIC Board held a regular meeting. Representatives of FS Investments, KKR, Dechert and Stradley were also in attendance. During such meeting, representatives of KKR presented to the FSIC Board about the FS-KKR Transaction.

On October 25, 2017, the CCT Board held a special meeting. Representatives of KKR, Dechert and Morrison & Foerster LLP, or “MoFo,” which at the time served as independent legal counsel to the members of the CCT Board that are not “interested persons” of CCT or the Advisor within the meaning of Section 2(a)(19) of the 1940 Act, or the “CCT Independent Directors,” were also in attendance. During such meeting, representatives of KKR briefed the CCT Board about the possibility of the FS-KKR Transaction.

On November 28, 2017, the FSIC Board held a special meeting. Representatives of FS Investments, KKR, Dechert and Stradley were also in attendance. During such meeting, representatives of FS Investments and KKR discussed the terms of the proposed FS-KKR Transaction, the roles and responsibilities of FS Investments and KKR within the joint venture, and the nature and type of services to be provided by the Advisor in managing FSIC and its affiliated BDCs following the consummation of the FS-KKR Transaction. The FSIC Board, including a majority of the FSIC Independent Directors, unanimously approved the current Investment Advisory Agreement, as being in the best interests of FSIC and its stockholders. The FSIC Board then directed that the current Investment Advisory Agreement be submitted to FSIC stockholders for approval and recommended that FSIC stockholders vote to approve it. In approving the agreement and recommending stockholder approval, the FSIC Independent Directors met separately in executive sessions with their independent legal counsel to review and consider their obligations and the information they had specifically requested in connection with consideration of the current Investment Advisory Agreement.

On December 3, 2017, the Independent Director Committee of the CCT Board, or the “CCT Independent Director Committee,” which is composed of all of the CCT Independent Directors, held a special meeting to review the terms of the proposed FS-KKR Transaction, including the roles and responsibilities of each member of the joint advisor, the nature of the services the Advisor would provide compared to KKR and other aspects of the proposed transaction. Representatives of KKR, Dechert and MoFo were also in attendance. During such meeting, representatives of KKR provided the CCT Independent Director Committee with details of the proposed FS-KKR Transaction and answered questions.

On December 4, 2017, the CCT Independent Director Committee held a follow-up special meeting. Representatives of KKR, Dechert and MoFo were also in attendance. During such meeting, representatives of KKR provided the CCT Independent Director Committee with additional information about the proposed FS-KKR Transaction and responded to questions that the CCT Independent Director Committee had posed to representatives of KKR at the meeting on the previous day.

Later on December 4, 2017, the CCT Board held a special meeting. Representatives of KKR, FS Investments, Dechert and MoFo were also in attendance. During such meeting, representatives of KKR Credit and FS Investments discussed with the CCT Board the structure of the proposed advisory services, the nature and type of services to be provided and the ways in which KKR and FS Investments would work together to advise CCT following the consummation of the FS-KKR Transaction. The CCT Board, including a majority of the CCT Independent Directors, unanimously approved the CCT Current Investment Advisory Agreement as being in the best interests of CCT and its stockholders. The CCT Board then directed that the CCT Advisory Agreement be submitted to CCT stockholders for approval and recommended that CCT stockholders vote to approve it.

On December 11, 2017, FS Investments and KKR & Co. issued a press release announcing the FS-KKR Transaction. At such time, FS Investments and KKR & Co. also publicly announced that, if the FS-KKR Transaction were consummated, which would require the approval by each of the FSIC stockholders and the CCT stockholders, FS Investments and KKR & Co. intended to evaluate the possibility of merging one or more of the group of affiliated business development companies that would each be advised by the Advisor in order to rationalize vehicles with the same Advisor and investment objectives and strategies to save costs and provide other potential benefits to stockholders of such business development companies.

On February 2, 2018, following discussions over several weeks, the CCT Independent Directors formally retained Skadden, Arps, Slate, Meagher & Flom LLP, or “Skadden,” and designated it as their independent legal counsel under the 1940 Act.

On February 13, 2018, pending completion of the FS-KKR Transaction, the FSIC Board held a regular meeting. Representatives of FS Investments, Dechert and Stradley were also in attendance. During such meeting, representatives of FS Investments briefed the FSIC Board on the FS-KKR Transaction and the progress of the integration work taking place between FS Investments and KKR & Co. to be prepared to provide integrated services on “Day 1” should the FS-KKR Transaction be consummated, including with respect to the implementation of a common valuation policies and procedures to be used in valuing the assets of FSIC, CCT and the other affiliated BDCs. After the meeting, the FSIC Independent Directors met in executive session with representatives of Stradley.

On February 21, 2018, the FSIC Board held a regular meeting. Representatives of FS Investments, Dechert and Stradley were also in attendance. During such meeting, representatives of FS Investments briefed the FSIC Board on the status of the FS-KKR Transaction. After the meeting, the FSIC Independent Directors met in executive session with representatives of Stradley.

On March 23, 2018, the CCT Independent Director Committee held a special meeting. Representatives of KKR, Dechert and Skadden were also in attendance. During such meeting, representatives of KKR briefed the CCT Independent Director Committee on the status of the FS-KKR Transaction and the pending transition of advisory services to the Advisor, including a discussion of how the valuation procedures for FSIC and CCT would be harmonized under a single advisor.

On March 26, 2018, FSIC convened a special meeting of its stockholders. At such meeting, FSIC stockholders approved the current Investment Advisory Agreement.

On March 26, 2018, CCT convened a special meeting of its stockholders. At such meeting, CCT stockholders approved the CCT Current Investment Advisory Agreement.

On March 29, 2018, the FSIC Board held a special meeting. Representatives of FS Investments, Dechert and Stradley were also in attendance. During such meeting, representatives of FS Investments briefed the FSIC Board on the FS-KKR Transaction, the pending transition of advisory services to the Advisor and on the proposed compliance manual of the Advisor, including a discussion of how the valuation procedures for FSIC and CCT would be harmonized under a single advisor.

On March 29, 2018, the CCT Independent Director Committee held a special meeting. Representatives of KKR, Dechert and Skadden were also in attendance. During such meeting, representatives of KKR briefed the CCT Independent Director Committee on the proposed compliance manual of the Advisor and the harmonization of compliance policies across the BDCs, including the joint valuation policy that would apply to both FSIC and CCT, and the pending transition of advisory services to the Advisor.

On April 3, 2018, the Advisor obtained an exemptive order from the SEC extending the co-investment exemptive relief previously granted by the SEC. Specifically, the order expanded KKR & Co.’s then existing co-investment order to cover the funds formerly affiliated with FS Investments and GDFM once all of the business development companies advised by FS Investments and KKR became affiliated as a result of being advised by the Advisor. As a result of the expanded order, upon the closing of the FS-KKR Transaction, FSIC, CCT and the other business development companies that would be advised by the Advisor upon the closing of the FS-KKR Transaction, as well as the KKR & Co. private funds, would all be permitted to invest on a single co-investment platform.

On April 6, 2018, the FSIC Board held a special meeting. Representatives of FS Investments, Dechert and Stradley were also in attendance. During such meeting, representatives of FS Investments briefed the FSIC Board on the pending transition of advisory services to the Advisor. In addition, the FSIC Board approved the compliance manual of the Advisor, including the joint valuation policy that would apply to both FSIC and CCT following the completion of the FS-KKR Transaction.

Also on April 6, 2018, the CCT Board held a special meeting. Representatives of KKR, Dechert and Skadden were also in attendance. During such meeting, representatives of KKR & Co. briefed the CCT Board on the progress that had been made by the Advisor in preparing to transition advisory services to the Advisor. In addition, the CCT Board approved the compliance manual of the Advisor, including the joint valuation policy that would apply to both FSIC and CCT following the completion of the FS-KKR Transaction.

On April 9, 2018, FS Investments and KKR & Co. issued a press release announcing the closing of the FS-KKR Transaction. On such date, FSIC and the Advisor entered into the FSIC Advisory Agreement, and CCT and the Advisor entered into the CCT Advisory Agreement.

On April 27, 2018, the CCT Independent Director Committee held a special meeting. Representatives of Skadden were also in attendance. During this meeting, the CCT Independent Director Committee and representatives of Skadden discussed a potential proposal to merge FSIC and CCT in light of the fact that they had become affiliated funds under a single advisor, or the “FSIC-CCT Affiliated Merger Transaction.” Representatives of Skadden also reviewed with the CCT Independent Director Committee the various legal regimes that may be implicated in the process of considering the potential FSIC-CCT Affiliated Merger Transaction, including the MGCL, the 1940 Act and federal securities laws. Representatives of Skadden also discussed with the CCT Independent Directors the purposes of the CCT Independent Director Committee, one of which is to oversee conflict of interest matters with respect to CCT, including approval and oversight of transactions between the Company and its affiliates as required by applicable law, and the oversight role that the Independent Director Committee would be tasked with in connection with the potential FSIC-CCT Affiliated Merger Transaction. In discussing the various considerations involved in overseeing the potential FSIC-CCT Affiliated Merger Transaction process, the Independent Directors discussed the possibility of engaging a financial advisor to provide financial advice and assistance in order to assist the CCT Independent Directors with their consideration of the potential FSIC-CCT Affiliated Merger Transaction in light of the fact that they were not also directors of FSIC, that they were unfamiliar with the FSIC portfolio and that the FS-KKR Transaction had recently closed. The CCT Independent Directors determined to further explore the possibility of retaining a financial advisor in connection with the potential FSIC-CCT Affiliated Merger Transaction.

On May 2, 2018, the FSIC Board held a regular meeting. Representatives of the Advisor, Dechert, Stradley and Miles & Stockbridge P.C., or “Miles & Stockbridge,” special counsel to FSIC with regard to Maryland law issues, were also in attendance. During this meeting, the FSIC Board and representatives of the Advisor, Dechert, Stradley and Miles & Stockbridge discussed the potential FSIC-CCT Affiliated Merger Transaction, and Dechert reviewed with the FSIC Board the duties under Rule 17a-8 of the 1940 Act and the standard of conduct under Maryland law that would be applicable in considering the potential FSIC-CCT Affiliated Merger Transaction. The FSIC Independent Directors met in executive session with representatives of Stradley before and after the meeting.

On May 3, 2018, representatives of the Advisor, Dechert and Skadden participated in a conference call to discuss the potential FSIC-CCT Affiliated Merger Transaction.

On May 7, 2018, the CCT Independent Director Committee held a regular meeting. Representatives of Skadden were also in attendance. During this meeting, the CCT Independent Director Committee and representatives of Skadden discussed the potential FSIC-CCT Affiliated Merger Transaction. The CCT Independent Directors re-confirmed Skadden’s qualifications as “independent legal counsel” for purposes of Rule 17a-8 under the 1940 Act and determined that Skadden was qualified to serve as such in connection with the FSIC-CCT Affiliated Merger Transaction. On the same day, the CCT Independent Director Committee formally engaged Skadden as its outside counsel in connection with the potential FSIC-CCT Affiliated Merger Transaction, effective as of April 10, 2018.

Also on May 7, 2018, following the meeting of the CCT Independent Director Committee, the CCT Board held a regular meeting. Representatives of the Advisor, Dechert and Skadden were also in attendance. During this meeting, the CCT Board and representatives of the Advisor, Dechert and Skadden discussed the potential FSIC-CCT Affiliated Merger Transaction. During this meeting, the Advisor delivered a presentation on the potential FSIC-CCT Affiliated Merger Transaction and representatives of Dechert reviewed with the CCT Board the duties under Rule 17a-8 of the 1940 Act and each director’s duties under Maryland law that would be applicable to the Directors in considering the potential FSIC-CCT Affiliated Merger Transaction.

Later in the day on May 7, 2018, the CCT Independent Director Committee reconvened with the representatives of Skadden, during which the CCT Independent Directors discussed the potential FSIC-CCT Affiliated Merger Transaction and the potential benefits of such a transaction to the stockholders of CCT. Representatives of Skadden reviewed with the CCT Independent Director Committee the duties of each of the directors in connection with any such transaction and possible alternative transactions, and noted that further discussion of such duties would be held at subsequent meetings, including with Maryland counsel.

On May 14, 2018, CCT officers provided the CCT Independent Director Committee, with representatives of Skadden in attendance, certain information regarding CCT’s upcoming first quarter earnings conference call, including that such call would include a brief discussion of the possibility of potential mergers of certain BDCs advised by the Advisor.

On May 18, 2018, the CCT Independent Director Committee convened and discussed various considerations with respect to the potential FSIC-CCT Affiliated Merger Transaction, including whether to engage an investment bank to advise the CCT Independent Director Committee in connection with the potential FSIC-CCT Affiliated Merger Transaction. Representatives of Skadden described the role and function that a financial advisor may play in the process of evaluating the proposed FSIC-CCT Affiliated Merger Transaction. After discussion, the CCT Independent Directors determined that the CCT Independent Director Committee would interview a number of investment banks in order to select one to serve as the CCT Independent Director Committee’s financial advisor in connection with the potential FSIC-CCT Affiliated Merger Transaction.

During numerous meetings held from late May 2018 through mid-June 2018, the CCT Independent Director Committee interviewed a number of nationally recognized, reputable investment banks as financial advisor candidates in connection with the potential FSIC-CCT Affiliated Merger Transaction. The CCT Independent Director Committee evaluated, among other things, the strengths and weaknesses of the presentations made by the financial advisor candidates and each bank’s experience with business development companies, ability to provide high-quality financial advice and assistance with respect to the proposed transaction and estimated fees charged in connection with a potential engagement. The CCT Independent Directors also reviewed, assessed and took into account in its deliberations, among other things, any material relationships with CCT, FSIC or the Advisor and its affiliates disclosed by each such bank, and requested supplemental disclosure from certain candidates. After reviewing with Skadden a summary of the disclosures and supplemental disclosures made by each bank, the CCT Independent Directors noted that each of the financial advisor candidates they had interviewed generally had business relationships with the Advisor and its affiliates. After significant and in-depth deliberations, the CCT Independent Director Committee, taking into account the views of Skadden and Venable LLP, Maryland counsel to CCT, determined that as a result of the CCT Independent Directors’ belief as to the potential conflicts that could arise, or be perceived to arise, from these business relationships between the financial advisor candidates and the Advisor and its affiliates the CCT Independent Committee, in addition to engaging a primary financial advisor from the pool of financial advisor candidates that had relationships with the Advisor and its affiliates, would also engage a second financial advisor that did not have the same degree of relationships with the Advisor or its affiliates, to review and consider the proposed transaction based on its own analyses and also in relation to the analyses performed by the primary financial advisor and the results of such analyses. In its diligence process, the CCT Independent Directors determined that Keefe, Bruyette & Woods, Inc. (“KBW”) had substantial knowledge of the business development company industry and experience in transactions similar to the proposed transaction, yet had fewer and less significant relationships with the Advisor and its affiliates than the other candidates that were being considered, and therefore could serve as an additional financial advisor.

On June 8, 2018, representatives of Dechert delivered an initial draft of the Merger Agreement to representatives of Stradley and Skadden. Representatives of Dechert also delivered to representatives of Stradley and Skadden a draft presentation outlining the proposed process by which the net asset values of FSIC and CCT would be determined in connection with the potential FSIC-CCT Affiliated Merger.

On June 15, 2018, the CCT Independent Director Committee determined to select BofA Merrill Lynch as its primary financial advisor, taking into account BofA Merrill Lynch’s reputation, substantial valuation expertise and significant experience in transactions similar to the proposed transaction. In light of BofA Merrill Lynch’s past and present relationships with the Advisor and its affiliates, and the CCT Independent Directors’ belief as to the potential conflicts that could arise, or be perceived to arise, therefrom, the CCT Independent Director Committee also determined to engage KBW as its additional financial advisor, taking into account that KBW had substantial knowledge of the business development company industry and experience in transactions similar to the proposed transaction and fewer and less significant relationships with the Advisor and its affiliates.

During meetings held in late June, 2018, the CCT Independent Director Committee, with Skadden in attendance, discussed various considerations with respect to the engagement of the financial advisors, including the scope and economic terms of each proposed engagement. In addition, during meetings held in late June 2018, the CCT Independent Director Committee, along with its advisors, discussed the timeline of the process leading up to the signing of the Merger Agreement for the proposed transaction, including issues associated with the use of Preliminary June 30 Financial Information, as defined in the Merger Agreement, as opposed to waiting for Final June 30 Financial Information, as defined in the Merger Agreement, and determined that attempting to maintain the timeline was important. In addition, the CCT Independent Director Committee, in consultation with its financial and legal advisors, determined that it would be prepared to consider the FSIC-CCT Affiliated Merger Transaction using the Preliminary June 30 Financial Information given that provision was made in the Merger Agreement for re-assessment upon release of Final June 30 Financial Information based on material differences, if any, between the Preliminary June 30 Financial Information and the Final June 30 Financial Information.

On June 25, 2018, representatives of Dechert delivered an updated initial draft of the Merger Agreement to the FSIC Board, the CCT Board and representatives of Stradley and Skadden. Representatives of Dechert also delivered to the FSIC Board, the CCT Board and representatives of Stradley and Skadden a presentation outlining the process by which the net asset values of FSIC and CCT would be determined in connection with the potential FSIC-CCT Affiliated Merger Transaction.

On June 26, 2018, representatives of J.P. Morgan, the proposed financial advisor to the FSIC Board, sent the FSIC Board a draft engagement letter and other materials to allow the FSIC Board to review J.P. Morgan’s qualifications, expertise, reputation and experience.

Also on June 26, 2018, representatives of Dechert sent the FSIC Board and representatives of Stradley a summary of the draft Merger Agreement.

In addition, on June 26, 2018, representatives of Dechert sent the CCT Board and representatives of Skadden a summary of the draft Merger Agreement.

On June 27, 2018, the FSIC Independent Directors held a special meeting with representatives of Stradley. During this meeting, the FSIC Independent Directors and representatives of Stradley discussed the substantive aspects of the proposed J.P. Morgan engagement and revised merger agreement provisions that had been negotiated by Stradley on behalf of the FSIC Independent Directors, as well as other aspects of the potential FSIC-CCT Affiliated Merger Transaction.

On June 27, 2018, the FSIC Board held a special meeting. Representatives of the Advisor, Dechert and Stradley were also in attendance. During this meeting, the FSIC Board and representatives of the Advisor, Dechert and Stradley discussed the potential FSIC-CCT Affiliated Merger Transaction. Representatives of Dechert also reviewed with the FSIC Board the draft Merger Agreement and a presentation outlining the process by which the net asset values of FSIC and CCT would be determined in connection with the potential FSIC-CCT Affiliated Merger Transaction. Having reviewed the terms of a draft engagement letter and taken into account J.P. Morgan’s relationships with the Advisor, FSIC and CCT, the FSIC Board determined to select J.P. Morgan as FSIC’s financial advisor, taking into account J.P. Morgan’s reputation, expertise, familiarity with FSIC and its affiliated BDCs as a result of its prior engagement to consider merger options for FSIC, and its significant experience in transactions similar to the proposed transaction. The FSIC Independent Directors met in executive session with representatives of Stradley at the end of the meeting.

On June 27, 2018, the CCT Board held a special meeting. Representatives of the Advisor, Dechert and Skadden were also in attendance. During this meeting, the CCT Board and representatives of the Advisor, BofA Merrill Lynch, KBW, Dechert and Skadden discussed the potential FSIC-CCT Affiliated Merger Transaction. Representatives of Dechert also reviewed with the CCT Board the draft Merger Agreement, and representatives of the Advisor reviewed a presentation outlining highlights of the valuation policies that had previously been approved by the CCT Board, how those policies were being jointly applied to CCT and FSIC and the process by which the Advisor planned to calculate the net asset values of CCT and FSIC upon the closing of the FSIC-CCT Affiliated Merger.

On June 29, 2018, the CCT Independent Director Committee, with its financial advisors, Skadden and Venable in attendance, held a meeting to discuss the presentation provided by the Advisor on June 27, 2018 and the terms of the Merger Agreement provided by Dechert on June 25, 2018, including terms relating to the exchange ratio, events of termination and termination fees, non-solicitation covenant and exceptions thereto and certain other covenants and potential strategic alternatives.

On July 3, 2018, representatives of Skadden sent a revised draft of the Merger Agreement to representatives of Dechert.

The CCT Independent Director Committee convened multiple meetings in early and mid-July 2018, with its financial advisors, Skadden and Venable in attendance. The financial advisors provided updates regarding the financial review and analytical work performed by them thus far and provided commentary on potential strategic alternatives that might be available to CCT. BofA Merrill Lynch and KBW reviewed with the CCT Independent Director Committee an overview of the valuation portion of their respective financial analyses of the FSIC and CCT portfolios in connection with the potential FSIC-CCT Affiliated Merger. The CCT Independent Director Committee asked follow up questions and requested supplemental information that was provided by the financial advisors at subsequent meetings. On each of these calls, without BofA Merrill Lynch present, in response to questioning from the CCT Independent Director Committee, KBW provided the CCT Independent Director Committee with observations regarding the analyses conducted and procedures followed by BofA Merrill Lynch and indicated that its analyses and the results of its analyses, and procedures performed by KBW, appeared to be generally consistent with those of BofA Merrill Lynch.

In addition, during the meetings held in early and mid-July 2018, Skadden provided the CCT Independent Director Committee with an overview of the regulatory, compliance, tax, finance, corporate and other diligence reviews of FSIC and the follow-up diligence information provided to Skadden by Dechert and the Advisor. Skadden also updated the CCT Independent Director Committee on the Merger Agreement negotiation process and markups exchanged between Dechert and Skadden.

On July 3, 2018, the FSIC Board held a special meeting. Representatives of the Advisor, J.P. Morgan, Dechert and Stradley were also in attendance. During this meeting, representatives of the Advisor presented materials that had been previously provided to the FSIC Board regarding the anticipated immediate and potential benefits to FSIC stockholders of the potential FSIC-CCT Affiliated Merger in the form of lower operating expenses, more flexible and economical borrowing arrangements, greater diversification, improved quality of earnings, anticipated synergies expected to result in improved stockholder returns over time and expected improvements in the secondary trading markets that would benefit stockholders. Representatives of J.P. Morgan presented a preliminary financial analysis regarding such benefits. The FSIC Independent Directors met in executive session with representatives of Stradley before and after the meeting.

The CCT Independent Director Committee also held a special meeting on July 3, 2018. Representatives of Skadden were also in attendance. During this meeting, the CCT Independent Director Committee and representatives of Skadden discussed the potential FSIC-CCT Affiliated Merger.

On July 3, 2018, following the CCT Independent Director Committee special meeting, the CCT Board held a special meeting. Representatives of the Advisor, BofA Merrill Lynch, KBW, Dechert and Skadden were also in attendance. During this meeting, the CCT Board and representatives of the Advisor, Dechert and Skadden discussed the potential FSIC-CCT Affiliated Merger. Representatives of the Advisor also reviewed with the CCT Board a pro forma analysis of the combined company that would be created by the potential FSIC-CCT Affiliated Merger, highlighting the expanded benefits of the potential FSIC-CCT Affiliated Merger Transaction to CCT stockholders, including decreased general and administrative expenses, greater investment diversification and potential lower borrowing costs.

During numerous meetings held in early to mid-July 2018, Skadden provided updates and overviews regarding the joint proxy statement/prospectus to the CCT Independent Director Committee, and the CCT Independent Director Committee reviewed and provided input on certain sections of the joint proxy statement/prospectus.

In addition, during meetings held in early to mid-July 2018, in connection with the CCT Independent Director Committee’s review and consideration of the potential FSIC-CCT Affiliated Merger, Venable reviewed with the CCT Independent Directors a proposed form of director indemnification agreement as well as the director indemnification and expense reimbursement provisions in CCT’s bylaws. As noted below, on July 13, 2018, the CCT Independent Director Committee approved the form indemnification agreement and recommended it to be approved by the CCT Board. On July 14, 2018, the CCT Independent Director Committee approved an amendment to the CCT bylaws regarding the indemnification of directors and expense reimbursement and recommended that the amendment be approved by the CCT Board.

On July 10, 2018, representatives of Dechert sent a revised draft Merger Agreement to representatives of Stradley and Skadden.

On July 12, 2018, the FSIC Board held a special meeting. Representatives of the Advisor, J.P. Morgan, Dechert and Stradley were also in attendance. During this meeting, representatives of the Advisor presented additional information on the anticipated benefits to FSIC stockholders of the potential FSIC-CCT Affiliated Merger Transaction and reviewed with the FSIC Board a five-year forecast of the operating results of FSIC, as well as a comparable forecast of the combined company that would be created if the FSIC-CCT Affiliated Merger Transaction were consummated. Representatives of J.P. Morgan presented additional preliminary financial analysis relating to the FSIC-CCT Affiliated Merger Transaction. In addition, CCT’s Chief Compliance Officer reviewed with the FSIC Board the regulatory history of CCT and its former investment advisors. The FSIC Independent Directors met in executive session with representatives of Stradley after the meeting to discuss the potential FSIC-CCT Affiliated Merger Transaction.

On July 13, 2018, the CCT Independent Director Committee held a special meeting. Representatives of Skadden and Venable were also in attendance. During this meeting, the CCT Independent Director Committee and representatives of Skadden and Venable discussed a proposed form of indemnification agreement that would be entered into by CCT and each of the directors. Following discussion, the CCT Independent Director Committee approved the form of indemnification agreement and recommended that the CCT Board also approve it.

Also on July 13, 2018, following the CCT Independent Director Committee special meeting, the CCT Board held a special meeting. Representatives of the Advisor, BofA Merrill Lynch, KBW, Dechert, Skadden and Venable were also in attendance. During this meeting, representatives of the Advisor reviewed with the CCT Board a five-year forecast of the operating results of CCT, as well as a comparable forecast of the combined company that would be created if the FSIC-CCT Affiliated Merger Transaction were consummated. In addition, the CCT Board, following a discussion with representatives of Dechert, Skadden and Venable, approved the form of indemnification agreement that had been approved and recommended by the CCT Independent Director Committee earlier that day.

Also on July 13, 2018, following the CCT Board special meeting, the CCT Independent Director Committee held another special meeting to discuss the status of negotiations of the FSIC-CCT Affiliated Merger Transaction.

Later in the day on July 13, 2018, representatives of Dechert, Stradley and Skadden participated in a conference call to discuss the potential FSIC-CCT Affiliated Merger Transaction, including the terms of the Merger Agreement.

In the afternoon of July 13, 2018, BofA Merrill Lynch, KBW and J.P. Morgan received the Preliminary June 30 Financial Information from the Advisor.

On July 14, 2018, the CCT Independent Director Committee, with Skadden present, considered the financial advisory services provided by BofA Merrill Lynch and KBW to the CCT Independent Director Committee thus far and considered whether to request a fairness opinion from KBW. After consideration of various factors, including the role played and processes implemented by each of BofA Merrill Lynch and KBW in connection with the potential FSIC-CCT Affiliated Merger Transaction, the general consistency in the analyses and procedures performed, by both BofA Merrill Lynch and KBW and the results of their analyses, and the fact that BofA Merrill Lynch was providing a fairness opinion, the CCT Independent Director Committee decided that it was not necessary to request a fairness opinion from its additional financial advisor, KBW.

On July 17, 2018, BofA Merrill Lynch provided a presentation to the CCT Independent Director Committee with respect to the portfolios of FSIC and CCT and potential consequences of the FSIC-CCT Affiliated Merger Transaction, and Skadden provided an update on the Merger Agreement, including its discussions with Dechert, Stradley and Venable.

On July 17, 2018 the FSIC Independent Directors held a special meeting with representatives of Stradley to discuss the latest updated information regarding the Merger Agreement and the proposed FSIC-CCT Affiliated Merger Transaction.

During meetings held from July 17 through July 20, 2018, Skadden and Venable outlined for the CCT Independent Director Committee certain outstanding issues in the Merger Agreement and the various considerations and possible resolutions for the outstanding issues.

On July 19, 2018, BofA Merrill Lynch and KBW reviewed with the CCT Independent Director Committee their respective financial analyses of the proposed FSIC-CCT Affiliated Merger Transaction. KBW indicated to the CCT Independent Director Committee that although it had performed its analyses and procedures, and derived the results of its analyses, independently of BofA Merrill Lynch, such analyses, procedures and results appeared to be generally consistent with those of BofA Merrill Lynch.

On July 19, 2018, the FSIC Independent Directors met in executive session with representatives of Stradley to discuss the materials relating to the proposed approvals related to the FSIC-CCT Affiliated Merger Transaction and the revised investment advisory agreement for FSIC to be considered at the special FSIC Board meeting later that day, and the related duties of the FSIC Independent Directors in considering the approval of the various items.

Also on July 19, 2018, the FSIC Board held a special meeting. Representatives of the Advisor, J.P. Morgan, Dechert and Stradley were also in attendance. Representatives of Dechert reviewed with the FSIC Board their duties as directors under Rule 17a-8 of the 1940 Act and the standard of conduct under Maryland law that were applicable in considering the FSIC-CCT Affiliated Merger Transaction. Dechert also outlined for the FSIC Board certain outstanding issues in the Merger Agreement and the various considerations for the outstanding issues. Representatives of J.P. Morgan reviewed certain financial aspects of the potential FSIC-CCT Affiliated Merger Transaction which validated the Advisor’s recommendation of the FSIC-CCT Affiliated Merger Transaction based on the anticipated benefits to stockholders. Representatives of J.P. Morgan rendered an oral opinion to the FSIC Board, subsequently confirmed by delivery of a written opinion, that the June Exchange Ratio was fair, from a financial point of view, to FSIC, as more fully described in the section entitled “—Opinion of FSIC’s Financial Advisor” beginning on page 146. Following a discussion of the foregoing matters by the FSIC Board, subject to resolving certain specified outstanding issues in the Merger Agreement in a manner contemplated by the FSIC Board, the FSIC Board unanimously (1) approved and adopted the Merger Agreement, (2) approved the FSIC-CCT Affiliated Merger Transaction upon the terms and subject to the conditions set forth in the Merger Agreement, (3) determined that the FSIC-CCT Affiliated Merger Transaction would satisfy the requirements of Rule 17a-8 under the 1940 Act, (4) approved the issuance by FSIC of shares of FSIC common stock in connection with the FSIC-CCT Affiliated Merger Transaction and (5) approved a new investment advisory agreement between FSIC and the Advisor to become effective upon the closing of the FSIC-CCT Affiliated Merger Transaction and subject to FSIC stockholder approval. The FSIC Board then directed that such matters be submitted to FSIC stockholders for approval and recommended that FSIC stockholders vote to approve them.

From July 20, 2018 through July 22, 2018, Dechert exchanged comments to the definitive Merger Agreement with Skadden and Stradley.

On July 22, 2018, CCT and each of the members of the CCT Board executed indemnification agreements with each director of CCT.

On July 22, 2018, the CCT Independent Director Committee held a special meeting. Representatives of BofA Merrill Lynch, KBW, Skadden and Venable were also in attendance. At the meeting, representatives of Skadden reviewed with the CCT Independent Director Committee their duties as directors under Rule 17a-8 of the 1940 Act and the terms of the proposed Merger Agreement. Venable reviewed the duties of each director under Maryland law that were applicable in considering the FSIC-CCT Affiliated Merger Transaction. Representatives of BofA Merrill Lynch and KBW reviewed certain financial aspects of the potential FSIC-CCT Affiliated Merger Transaction and KBW indicated to the CCT Independent Director Committee that the results of its analyses were consistent with those of BofA Merrill Lynch. Separately, representatives of BofA Merrill Lynch rendered an oral opinion to the CCT Independent Director Committee as to the fairness of the Exchange Ratio from a financial point of view, subsequently confirmed by delivery of a written opinion, as more fully described in the section entitled “—Opinion of the CCT Independent Director Committee’s Financial Advisor” beginning on page 183, KBW did not provide a fairness opinion and expressed no view as to BofA Merrill Lynch’s opinion. Following a discussion of the foregoing matters by the CCT Independent Director Committee, the CCT Independent Director Committee unanimously (1) determined, and recommended that the CCT Board determine, that the Merger Agreement, the FSIC-CCT Affiliated Merger Transaction and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of CCT, (2) approved and adopted, and recommended that the CCT Board approve and adopt, the Merger Agreement, (3) approved, and recommended that the CCT Board approve, the FSIC-CCT Affiliated Merger Transaction and the other transactions contemplated by the Merger Agreement and (4) determined, and recommended that the CCT Board determine, that the FSIC-CCT Affiliated Merger Transaction would satisfy the requirements of Rule 17a-8 under the 1940 Act.

On July 22, 2018, the CCT Board held a special meeting. All of the CCT directors were present except Mr. Builione. Representatives of the Advisor, BofA Merrill Lynch, KBW, Dechert, Skadden and Venable were also in attendance. As the only outstanding CCT directors present were the CCT Independent Directors, and prior to the special CCT Board meeting, as noted above, the CCT Independent Director Committee had held several meetings with presentations by the CCT Independent Director Committee’s financial and legal advisors, the presentations by the CCT Independent Director Committee’s advisors were not repeated at the special meeting of the CCT Board. Following a discussion, the CCT Board by the unanimous vote of the directors present, upon the unanimous recommendation of the CCT Independent Director Committee, (1) approved and adopted the Merger Agreement, (2) determined that the FSIC-CCT Affiliated Merger Transaction and the other transactions contemplated by the Merger Agreement are advisable and in the best interest of CCT and (3) determined that the FSIC-CCT Affiliated Merger Transaction would satisfy the requirements of Rule 17a-8 under the 1940 Act. The CCT Board then directed that such matters be submitted to CCT stockholders for approval and recommended that CCT stockholders vote to approve the same. In addition, the CCT Board approved an amendment to the CCT bylaws regarding the indemnification of directors and expense reimbursement.

Also on July 22, 2018, the FSIC Board held a special meeting. Representatives of the Advisor, Dechert and Stradley were also in attendance. Representatives of Dechert and Stradley reviewed with the FSIC Board the proposed final terms of the Merger Agreement. Following a discussion, the FSIC Board confirmed the approvals it previously authorized during its July 19, 2018 special meeting.

Following the July 22, 2018 meetings of the FSIC Board and the CCT Board, FSIC, CCT and the Advisor executed and delivered the Merger Agreement. The Advisor issued a press release announcing the execution of the Merger Agreement on Monday, July 23, 2018.

Reasons for the Merger

FSIC

At various telephonic and in-person Board meetings, the Advisor recommended, and the FSIC Board considered, the approval of the FSIC-CCT Affiliated Merger Transaction with CCT, including the Merger Agreement, which was recommended by the Advisor. In connection with its consideration, the FSIC Independent Directors requested and the Advisor provided information regarding the proposed FSIC-CCT Affiliated Merger Transaction, CCT, and the anticipated effects of the merger on FSIC and its stockholders, both immediately after the FSIC-CCT Affiliated Merger Transaction and over the longer-term assuming that some portion of the anticipated investment, market and financial synergies of the merger are realized. Over the course of its review of the materials and information provided and its consideration of the FSIC-CCT Affiliated Merger Transaction, the FSIC Board consulted with FSIC’s management, the Advisor and FSIC’s legal and financial advisors. In addition, the independent directors of FSIC were advised by Stradley, their independent legal counsel under the 1940 Act, regarding the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties under state and federal law in approving the FSIC-CCT Affiliated Merger Transaction. The FSIC Board considered numerous factors, including the ones described below, in connection with its consideration and approval of the FSIC-CCT Affiliated Merger Transaction. On July 19, 2018, the FSIC Board, including the FSIC Independent Directors, unanimously determined that the FSIC-CCT Affiliated Merger

Transaction is in the best interests of FSIC and in the best interests of FSIC’s stockholders, and that FSIC stockholders will not suffer any economic dilution as a result of the FSIC-CCT Affiliated Merger Transaction.

In considering the FSIC-CCT Affiliated Merger Transaction, the FSIC Board reviewed detailed comparative information about FSIC and CCT including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings; (3) their valuation policies and procedures; (4) their existing leverage facilities; (5) their short-term and long-term investment performance history; (6) their net investment income yield and quality of earnings; (7) the amount of past dividends and distributions and the anticipated effect of the merger on future distributions; (8) the current and historical discount at which each trades; and (9) their respective expense ratios. In addition, the FSIC Board reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to each of FSIC and CCT as a result of the FSIC-CCT Affiliated Merger Transaction, and the anticipated investment, market and financial synergies to be experienced by the combined company over the shorter and longer-term. With respect to the potential impacts to FSIC and its stockholders as a result of the FSIC-CCT Affiliated Merger Transaction, the FSIC Board also considered information and analysis from J.P. Morgan, the financial advisor engaged to provide an opinion to the FSIC Board regarding the fairness of the June Exchange Ratio with respect to the FSIC-CCT Affiliated Merger Transaction.

The FSIC Board, including the FSIC Independent Directors, weighed various benefits and risks in considering the FSIC-CCT Affiliated Merger Transaction, both with respect to the immediate effects of the merger on FSIC and its stockholders and with respect to the potential benefits that could be experienced by the combined company after the FSIC-CCT Affiliated Merger Transaction. Some of the material factors considered by the FSIC Board that assisted it in concluding that the FSIC-CCT Affiliated Merger Transaction is in the best interests of FSIC and its stockholders included, among others:

Investment Strategies and Risks. The FSIC Board reviewed both FSIC’s and CCT’s investment program and noted that they have substantially similar investment objectives, strategies and risks and that each focuses on making investments in privately-held companies. The FSIC Board took into consideration that FSIC and CCT are each managed by the Adviser and, after the merger, FSIC stockholders would be invested in a similarly structured investment vehicle and that their investment experience would likely be comparable in the combined entity.

Advisor. The FSIC Board considered that the combined company would have the same Advisor and management team that have already been considered and approved by the FSIC Board and the FSIC Independent Directors. The FSIC Board believed that, because there would be no change in the investment advisor, the combined entity and the FSIC stockholders would receive the same quality of services from the Advisor as they are currently receiving and would continue to benefit from the experience and expertise of its current portfolio management and credit team. In this regard, the FSIC Board viewed favorably the overall investment and operational performance of the Advisor since taking over the management of FSIC and CCT, as well as the Advisor’s demonstrated competence in evaluating and effectively arranging for the FSIC-CCT Affiliated Merger Transaction for the benefit of stockholders.

Reduction in General and Administrative Expenses. The FSIC Board considered that, as a result of the FSIC-CCT Affiliated Merger Transaction, the ratio of FSIC’s fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, insurance, audit fees and other expenses) to assets is expected to be lower than FSIC’s current expense ratio. The FSIC Board noted that, if the FSIC-CCT Affiliated Merger Transaction is approved, the fixed costs and expenses would be spread across a larger asset base and duplicative fixed costs would be eliminated. As a result, although certain one-time costs would be borne by FSIC stockholders in connection with the FSIC-CCT Affiliated Merger Transaction, the annual operating expense borne by FSIC stockholders on a pro rata basis is expected to be reduced in part by the reduction in general and administrative expenses. The FSIC Board and the independent directors found that the expected decrease in the expense ratio of the combined entity would benefit FSIC and its stockholders if the FSIC-CCT Affiliated Merger Transaction is approved. In addition, the FSIC Board considered the proposed changes to the investment advisory agreement and the net effect of those changes on the combined company. See “FSIC Proposal 4: Approval of Advisory Agreement Amendment Proposal” for a discussion of the proposed amendments to the Current Advisory Agreement.

Earnings Yield and Quality and Distributions. Based on pro forma information reviewed by the FSIC Board, the FSIC Board considered that, if expected Merger synergies were not realized, the FSIC-CCT Affiliated Merger Transaction would be expected to slightly reduce FSIC’s net investment income yield in the near term, but in any event is expected to increase the quality of FSIC’s earnings by reducing exposure to non-income producing equity securities and to payment-in-kind securities, which would likely improve the resiliency of the combined earnings profile of the company. The FSIC Board considered that, after the initial year following the completion of the FSIC-CCT Affiliated Merger Transaction, the combined company’s net investment income yield is expected to improve and increase above FSIC’s current net investment income yield and, combined with the anticipated lower expenses, that could create the potential for increased distributions to stockholders.

No Dilution and Opinion of Financial Advisor. The FSIC Board considered that the FSIC-CCT Affiliated Merger Transaction will be executed on a NAV-for-NAV basis (determined shortly before the Closing Date on the basis of methodologies that were considered by the FSIC Board) and therefore FSIC stockholders will not suffer any economic dilution as a result of the FSIC-CCT Affiliated Merger Transaction. In addition, the FSIC Board considered J.P. Morgan’s opinion as rendered to the FSIC Board on July 21, 2018 that, as of that date and based on and subject to assumptions made, matters considered and limitations as set forth therein, the projected June Exchange Ratio, based on the Preliminary June 30 Financial Information of FSIC and CCT, is fair from a financial point of view to FSIC, as more fully described in the section entitled “The Merger—Opinion of FSIC’s Financial Advisor.”

Increased Market Capitalization and Additional Market Coverage. As the FSIC-CCT Affiliated Merger Transaction contemplates an equity offering that will significantly increase FSIC’s market capitalization and make it the second largest publicly traded BDC, the FSIC Board considered that there is the potential for greater secondary market liquidity for FSIC Common Stock, which may result in tighter bid-ask spreads and increased trading volume. The FSIC Board noted that FSIC’s increased profile could result in additional market coverage of FSIC by financial analysts and, potentially, an increased focus by current and potential investors on FSIC, including institutional investors. In addition, the FSIC Board considered the discount at which the FSIC Common Stock trades as compared to its net asset value and considered that the increased profile and coverage could potentially result in a narrowing of that discount.

Improved Access to Lower Cost Leverage. The FSIC Board considered that the FSIC-CCT Affiliated Merger Transaction is expected to provide greater access to leverage at more attractive pricing and is expected to allow FSIC to reduce the complexity of its capital structure, while also increasing the flexibility and efficiency of its financing facilities. The FSIC Board noted that, as a result of the FSIC-CCT Affiliated Merger Transaction, the annual operating expenses borne by FSIC stockholders on a pro rata basis are expected to be reduced in part due to improved access to lower cost leverage.

Quality of Holdings, Enhanced Portfolio Diversification and Potential to Increase Portfolio Yield. The FSIC Board reviewed the expected portfolio composition of the combined company, including the quality of CCT’s holdings, noting that the FSIC-CCT Affiliated Merger Transaction is expected to decrease FSIC’s equity exposure, which would decrease its risk and yield, but also is expected to increase FSIC’s second lien exposure, which would increase its risk and yield. The FSIC Board noted that the Advisor does not expect there to be significant portfolio turnover after the FSIC-CCT Affiliated Merger Transaction and that FSIC and CCT had minimal portfolio overlap. The FSIC Board acknowledged that the combined company could provide benefits to its stockholders in the form of greater diversification and reduced concentration of investments. Furthermore, the combination of FSIC’s excess non-eligible portfolio company basket and CCT’s equity interest in Strategic Credit Opportunities Partners, LLC, or SCJV, a joint venture with Conway Capital, creates the potential to increase FSIC’s portfolio yield. For more information about SCJV and Conway Capital, see “Business of Corporate Capital Trust, Inc.—Joint Venture”

Tax-Free Reorganization. The FSIC Board considered that the FSIC-CCT Affiliated Merger Transaction is anticipated to be treated as a tax-free reorganization for federal income tax purposes and FSIC stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the merger.

Other Considerations. In addition, the FSIC Board considered that the Merger Agreement provides that CCT will be required to pay a termination fee to FSIC in certain circumstances if the FSIC-CCT Affiliated Merger Transaction is not completed. In addition, the FSIC Board noted that the FSIC-CCT Affiliated Merger Transaction is not expected to affect the ability of FSIC to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs.

When considering the information described above, including all of the anticipated effects of the FSIC-CCT Affiliated Merger Transaction on FSIC and its stockholders and the related pro forma information, the FSIC Board noted that information based on projections and assumptions may be incorrect, is subject to change, and may fluctuate over time. The FSIC Board acknowledged that the pro forma information and the projections and assumptions on which the potential expenses, earnings, yield, dividend and trading price information is based depends on many factors and variables, including among other things, asset mix, the performance of individual investments, changing cost of service providers, portfolio turnover level, leverage, the cost of leverage, changes in interest rates and general market conditions. The FSIC Board noted that there is no assurance that any of the potential benefits to FSIC or its stockholders as a result of the FSIC-CCT Affiliated Merger Transaction will be realized, including any anticipated synergies, and that the combined entity could experience detrimental effects that had not been anticipated.

In the course of its deliberations, the FSIC Board also considered a variety of risks and other potentially negative factors, including (which are not in any relative order of importance): (1) that it would be possible that the FSIC-CCT Affiliated Merger Transaction may not be completed or may be delayed; (2) certain restrictions may be imposed on the conduct of FSIC’s business prior to completion of the merger, requiring FSIC to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent FSIC from undertaking business opportunities that may arise pending completion of the merger; (3) if the merger is not completed, FSIC may be required to pay a termination fee to CCT in certain circumstances; (4) in general, FSIC will be responsible for the expenses incurred by FSIC in connection with the merger and the completion of the transactions contemplated by the Merger Agreement, whether or not the merger is consummated, including the costs and expenses of any filing and other fees payable by FSIC to the SEC in connection with the merger; and (5) it is possible that the attention of management may be diverted during the period prior to completion of the Merger, which may adversely affect FSIC’s business.

This discussion of the information and factors that the FSIC Board considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the FSIC Board. Because of the wide variety of factors considered in connection with its evaluation of the FSIC-CCT Affiliated Merger Transaction and Merger Agreement and the complexity of those matters, FSIC’s Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the FSIC Board may have given different weights to different factors.

The FSIC Board, including the FSIC Independent Directors, considered all of these factors and others as a whole and, on balance, determined the FSIC-CCT Affiliated Merger Transaction to be in the best interests of FSIC and FSIC’s stockholders and unanimously approved the FSIC-CCT Affiliated Merger Transaction and the Merger Agreement.

CCT

The CCT Independent Director Committee is a standing committee of the CCT Board and is comprised solely of those directors who are not “interested persons” of CCT or the Advisor within the meaning of the 1940

Act. Under the CCT Independent Director Committee’s charter, the CCT Board delegated to the CCT Independent Director Committee the responsibility to oversee conflict of interest matters with respect to CCT, including approval and oversight of transactions between CCT and affiliates. The CCT Independent Director Committee’s charter also grants the committee authority to retain special counsel and other experts or consultants. Pursuant to the authority delegated to the CCT Independent Director Committee under its charter, the CCT Independent Director Committee retained Skadden to serve as its “independent legal counsel” with the meaning of Rule 0-1(a)(6)(i) of the 1940 Act. The CCT Independent Director Committee also retained BofA Merrill Lynch and KBW as financial advisers in connection with the CCT Independent Director Committee’s consideration of the Merger.

Certain material factors considered by the CCT Independent Director Committee and the CCT Board that favored the conclusions reached by the CCT Independent Director Committee and the CCT Board that the Merger is in the best interests of CCT included, among others:

Potential to Increase Earnings Yield and Distributions to Stockholders. The CCT Independent Director Committee and the CCT Board each considered that on a pro forma basis the Merger is expected to result in the combined company having a greater earnings yield per share based on NAV and an improved GAAP dividend coverage ratio than CCT, though a higher percentage of its income will be in the form of PIK interest. They also considered that the combined company is expected to have a lower percentage of non-performing assets than CCT. They considered that the combination of FSIC’s portfolio with CCT’s portfolio would permit the combined company to make additional investments in Strategic Credit Opportunities Partners, LLC, a joint venture with Conway Capital, which would create the potential to increase the combined fund’s portfolio yield compared to CCT’s current portfolio yield on a pro forma basis. The CCT Independent Director Committee and the CCT Board also considered that the potential for increased earnings yield based on NAV combined with the potential for a lower annual total expense ratio creates the potential over time for the combined company to increase distributions to stockholders as a percentage of NAV per share compared to CCT.

The CCT Independent Director Committee and the CCT Board each considered that the earnings and distribution level of any BDC, including CCT and the combined company, is subject to change based upon a number of factors and may fluctuate over time; thus, subject to a number of other factors, including a BDC’s distribution policy, a higher earnings potential may have a positive impact on a BDC’s distribution level over time. The CCT Independent Director Committee and the CCT Board also considered that a BDC’s earnings and distribution rates are variables that depend on many factors, including its asset mix, the performance of its investments, portfolio turnover level, the amount of leverage utilized by the BDC, the cost of such leverage, changes in interest rates and general market conditions. As a result, the combined company’s earnings and distribution rate on NAV will change over time and, depending on market conditions, may be higher or lower than CCT’s earnings and distribution rate on NAV prior to the Merger. There can be no assurance that the future earnings of the combined company after the Merger will remain constant or be higher than CCT’s earnings would be if the Merger were not completed.

Increased Market Capitalization and Additional Market Coverage. The CCT Independent Director Committee and the CCT Board considered that, since CCT Common Stock was listed on the NYSE on November 14, 2017, such shares have traded at a discount to NAV ranging from a low of (26.0)% to a high of 5.15%, based on trading prices compared to the last publicly disclosed NAV. They also considered the discounts to NAV at which shares of CCT Common Stock traded on the following dates:

Date	Discount(S)	Notes
December 8, 2017	(5.15)%	Last trading day before the public announcement of the joint venture between FS Investments and KKR Credit Advisors (US) LLC

On July 20, 2018	(15.16)%	Last trading day before the public announcement of the Merger

The CCT Independent Director Committee and the CCT Board also considered the trading history of the FSIC Common Stock and that since it was listed for trading on the NYSE on April 16, 2014, such shares have traded at a (discount)/premium to net asset value ranging from a low of (23.04)% to a high of 9.67%, based on trading prices compared to the last publicly disclosed NAV. They also considered the discounts to NAV at which shares of FSIC Common Stock traded on the following dates:

Date	Discount(1)	Notes
December 8, 2017	(17.29)%	Last trading day before the public announcement of the joint venture between FS Investments and KKR Credit Advisors (US) LLC

On July 20, 2018	(13.76)%	Last trading day before the public announcement of the Merger

(1)	Calculated based on the most recently publicly disclosed NAV prior to the trading day.

The CCT Independent Director Committee and the CCT Board considered that the Merger will result in the combined company being the second largest publicly traded BDC with significantly greater market capitalization than either CCT or FSIC on a standalone basis. They also considered that this increased market presence brings the potential for greater secondary market liquidity than is available for CCT Common Stock, tighter bid-ask spreads and increased trading volume. In addition, they considered that the combined company’s increased profile could result in increased coverage by financial analysts and, potentially, an increased focus by current and potential investors, including institutional investors, and therefore help reduce any discount at which shares of the combined company’s common stock trades relative to NAV per share.

The CCT Independent Director Committee and the CCT Board noted that CCT stockholders would benefit if the shares of common stock of the combined company were to trade at a smaller discount to NAV or at a premium to NAV. They also noted, however, that the trading price of the shares of common stock of the combined company will depend on many factors, and that there can be no assurance that shares of the combined company would trade at a smaller discount to NAV than shares of CCT Common Stock historically have traded or at a premium to NAV, and that it is possible that secondary market liquidity, bid-ask spreads and trade execution with respect to shares of common stock of the combined company may be worse than those generally available for the CCT Common Stock. They also noted that there can be no assurance that the aggregate market value of the shares of common stock of the combined company will be greater than the sum of the aggregate market values of CCT Common Stock and the FSIC Common Stock prior to the Merger.

Finally, the CCT Independent Director Committee and the CCT Board noted that CCT stockholders recently approved an investment advisory agreement with the Advisor, in part to realize the benefits of being advised by an investment adviser that manages the largest group of BDCs in the marketplace with approximately $18 billion in assets under management as of June 30, 2018, including listed and non-listed BDCs. The CCT Independent Director Committee and the CCT Board considered that such benefits may be enhanced by the Merger because there would be only one publicly traded BDCs with such investment objectives, policies and restrictions managed by the Advisor and CCT would no longer compete for investors with such a similar BDC managed by the Advisor. They also noted that merging CCT and FSIC may resolve investor uncertainty regarding the Advisor’s plans to manage two publicly traded BDCs with such similar investment objectives and policies in the future.

Expected Reduction in Fund Expenses. In connection with their deliberations, the CCT Independent Director Committee and the CCT Board considered the expected impact of the Merger on the expenses of the combined company. For the fiscal quarter ending March 31, 2018, CCT’s annualized general and administrative expenses represented 0.50% as a ratio of the fund’s net asset value. Because the Merger will result in the elimination of certain duplicative expenses (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, audit fees and other expenses) expected to represent an estimated $5 to 7 million of annual savings, the combined company’s annualized general and administrative expenses are expected to reduce to 0.38% to 0.42% as a ratio of the fund’s net asset value the fiscal quarter ending March 31, 2018. Further, it is anticipated that the increased scale of the combined company may result in the improvement in the terms and financing spreads associated with the fund’s future borrowings which would result in the reduction in the fund’s interest expenses as a ratio of its borrowings. The CCT Independent Director Committee and the CCT Board noted in this connection that the Advisor has proposed to amend its investment advisory agreement of the combined company to exclude cash balances from the value of gross assets subject to the base management fee calculation. This change, if effected, would align the treatment of cash balances with respect to the base management fee calculation with CCT’s investment advisory agreement and avoid any increase in the base management fee which would otherwise result from this difference. See “FSIC Proposal 4: Approval of Advisory Agreement Amendment Proposal” for a discussion of the proposed amendments to the Investment Advisory Agreement. The level of expense savings (or increases) and reduction in borrowing costs actually experienced by the combined company will depend on certain factors beyond the control of the combined company, such as changes in floating or adjustable rates of interest that it will pay with respect to certain of its borrowings and legal and other costs which may vary in ways not currently anticipated by the Advisor and management of CCT, and there can be no assurance that future expenses of the combined company will not increase or that any expense savings will be realized as a result of the Merger.

Improved Access to Lower Cost Leverage. The CCT Independent Director Committee and the CCT Board considered that the Merger is expected to provide the combined company with greater access to leverage at more attractive pricing, while also increasing the flexibility and efficiency of its financing facilities by reducing the number of credit lines used to finance the combined company’s operations. They also considered that the Merger has the potential to optimize debt financing management and costs by enabling the combined company to maintain a lower cash balance as a percentage of its total assets. They noted that FSIC has issued and outstanding both fixed-rate and unsecured debt that will be remain outstanding after the Merger and benefit the combined company and its stockholders and that the combined company generally may be able to maintain smaller cash balances as a percentage of its total assets and, as a result, invest a greater percentage of its total assets. They noted that FSIC has an investment grade credit rating of BBB- whereas CCT has a split credit rating of BBB- and BB+, and that the combined company may be able to borrow at a more advantageous rate should it maintain an investment grade credit rating. The CCT Independent Director Committee and the CCT Board noted, however, that there can be no assurance that the combined company will maintain an investment grade credit rating following completion of the Merger. See “Capitalization” for a projection of the combined company’s capitalization.

Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles. The CCT Independent Director Committee and the CCT Board each noted that CCT’s stockholders will remain invested in an exchange-listed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. They noted that CCT is, and that the combined company will be, managed by the Advisor and the same portfolio management team and that CCT’s stockholders will benefit from the continuing experience and expertise of its current portfolio management team.    They noted that the combined company will have substantially the same investment objective as CCT—to generate current income and, to a lesser extent, long term capital appreciation—and that both the combined company and CCT seek to achieve this objective through substantially similar investment policies and restrictions. The Independent Director Committee and the CCT Board noted that they previously had received presentations from the Advisor regarding plans to harmonize compliance policies across the BDCs it manages. They noted that they also had considered the diligence report Skadden provided to the Independent Director Committee regarding its review of FSIC and its compliance policies and procedures.

Diversification. The CCT Independent Director Committee and the CCT Board considered the portfolio composition of CCT and the expected portfolio composition of the combined company following the merger, noting that the combined company would have greater portfolio diversification, with some industries representing an increased percentage of the portfolio and some industries representing a smaller percentage of the portfolio. They noted that the larger balance sheet of the combined company will provide increased diversification with respect to concentration risk relative to either BDC on a standalone basis. In this connection, they noted that as of March 31, 2018, CCT had approximately $4 billion of total assets, had invested in 128 portfolio companies and that the 10 largest investments by portfolio company represented approximately 27% of its total assets, and that on a pro forma basis the combined company would have approximately $7.8 billion of total assets, be invested in 221 portfolio companies and that the 10 largest investments by portfolio company would represent only 19% of the combined company’s total assets. They also noted that, compared to the portfolio of CCT prior to the Merger, the combined company will have a higher percentage of its portfolio invested in first-lien loans and equity investments, a lower percentage in second-lien loans and a higher percentage in PIK investments and that there is not anticipated to be any significant disposition of portfolio holdings or transaction costs associated with such dispositions incurred as a result of the Merger. They also considered that the combined company is expected to have a lower percentage of non-performing assets than CCT and that the combination of FSIC’s excess non-eligible portfolio company basket and CCT’s equity interest in SCJV creates the potential to increase portfolio yield for the combined company.    The CCT Independent Director Committee and the CCT Board also noted that the composition of the portfolio of the combined fund will change over time and there can be no assurance that the combined fund’s portfolio will remain more diverse than the CCT portfolio prior to the Merger.

Tax Consequences of the Merger. It is expected that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. CCT stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of CCT Common Stock for shares of FSIC Common Stock pursuant to the Merger, except with respect to cash received in lieu of fractional shares of FSIC Common Stock. CCT stockholders will receive a distribution of their proportionate share of CCT’s undistributed net investment income and net realized gains, if any, prior to or shortly after the completion of the Merger that generally will be taxable to taxable stockholders for U.S. federal, state and local income tax purposes. This distribution may include return of capital which would generally result in a reduction in basis. The CCT Independent Director Committee and the CCT Board also considered the impact of the Merger on capital loss carryforwards of the combined company and noted that the Merger is not expected to materially limit the use of the capital loss carryovers.

No Dilution. The Merger exchange ratio will be determined on a NAV-for-NAV basis as determined shortly before the closing and therefore CCT stockholders will not suffer any economic dilution as a result of the Merger. The CCT Independent Director Committee and the CCT Board considered the methodologies used to determine fair value for the portfolio investments of CCT and FSIC for which market quotations are not readily available. The CCT Independent Director Committee and the CCT Board also noted (i) that neither CCT nor FSIC currently is subject to threatened or pending litigation or enforcement actions and therefore there is no need to consider whether potential liabilities associated with such litigation may affect the net asset value of either BDC’s portfolio, (ii) that neither portfolio is subject to tax loss carryforwards that would have a material impact on the value of either BDC’s portfolio and (iii) that there were no other facts or circumstances of which CCT’s management, the Advisor, the CCT Independent Director Committee or the CCT Board is aware that would cause the CCT stockholders to suffer dilution if the Merger exchange ratio were to be determined on a NAV-for-NAV basis.

Opinion of BofA Merrill Lynch. BofA Merrill Lynch rendered an opinion to the CCT Independent Director Committee on July 22, 2018 as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of CCT Common Stock of the Exchange Ratio provided for in the Merger, as more fully described below in the section entitled “Opinion of the Independent Director Committee’s Financial Advisor.”

In the course of its deliberations, the CCT Board also considered a variety of risks and other potentially negative factors, including the following (which are not in any relative order of importance):

•	Failure to Close. It is possible that the Merger may not be completed or that completion may be unduly delayed for reasons beyond the control of CCT or FSIC.

•	Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Merger, which may adversely affect CCT’s business.

•	Restrictions on Conduct of Business. The restrictions on the conduct of CCT’s business prior to completion of the Merger, requiring CCT to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent CCT from undertaking business opportunities that may arise pending completion of the Merger.

•

Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of CCT to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions, which in some cases requires payment of a termination fee by CCT (as more fully described in the section entitled “—Description of the Merger Agreement—Additional Agreements” beginning on page 193), which could have the effect of discouraging such proposals from being made or pursued.

•	Termination Fee. If the Merger is not completed, CCT and may be required to pay a termination fee equal to $75,177,120 to FSIC in certain circumstances.

•

Fees Associated with the Merger. In general, CCT will be responsible for the expenses incurred by CCT in connection with the Merger and the completion of the transactions contemplated by the Merger Agreement, whether or not the Merger is consummated, including the costs and expenses of any filing and other fees payable by CCT to the SEC in connection with the Merger.

•	Absence of Appraisal Rights. CCT stockholders are not entitled to appraisal rights under Maryland law.

•

Other Risks. There are various other risks associated with the Merger and the business of CCT and the combined company described in the section entitled “Risk Factors” beginning on page 24 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 108.

The CCT Board noted that the Advisor, and its management team, would continue to manage the combined company after the Merger following the Merger.

This discussion of the information and factors that the CCT Board considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the CCT Board. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, CCT’s Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the CCT Board may have given different weights to different factors.

The CCT Board relied on the experience of BofA Merrill Lynch and KBW, as its financial advisers, for analyses of the financial terms of the Merger and, in the case of BofA Merrill Lynch, for its opinion to the independent directors of the CCT Board as to the fairness, from a financial point of view, of the Exchange Ratio to CCT. In addition, the CCT Board relied on its legal advisors for legal analysis in connection with the Merger transaction.

The CCT Board, including its independent directors, considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of CCT and CCT’s stockholders and unanimously (other than Todd Builione, who recused himself) approved the Merger and the Merger Agreement.

FSIC Board Recommendation

The FSIC Board has unanimously approved (i) the Merger Agreement and related transactions, including the Merger and (ii) the issuance of shares of FSIC Common Stock pursuant to the Merger Agreement, and unanimously recommends that FSIC stockholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the FSIC Director Election Proposal, “FOR” the Share Issuance Proposal and “FOR” the Advisory Agreement Amendment Proposal.

CCT Board Recommendation

The CCT Independent Directors have unanimously approved the Merger Agreement and related transactions, including the Merger, and unanimously recommend that CCT stockholders vote “FOR” the Merger

Proposal. The CCT Board unanimously recommends that CCT stockholders vote “FOR” the CCT Class I Director Election Proposal and “FOR” the CCT Auditor Proposal.

Opinion of FSIC’s Financial Advisor

Pursuant to an engagement letter dated July 2, 2018, FSIC retained J.P. Morgan as its financial advisor in connection with the proposed Merger and to deliver a fairness opinion in connection with the proposed Merger.

In connection with J.P. Morgan’s fairness determination, management of FSIC directed J.P. Morgan to base its opinion on the Preliminary June 30 Financial Information prepared by the Advisor and FSIC’s management and furnished to J.P. Morgan for its use in connection with its analysis of the Merger regarding the NAV per share of CCT and FSIC, and to adjust such values by taking into account estimated Merger expenses of $7,000,000 for FSIC and $8,000,000 for CCT and, in the case of CCT, a pre-Closing tax distribution of approximately $36,000,000. As of June 30, 2018, based on the above, CCT’s adjusted NAV per share would be $19.23 and FSIC’s adjusted NAV per share would be $8.85. If these were the adjusted NAVs per share on the Determination Date, CCT shareholders would receive 2.1740 shares of FSIC Common Stock for each share of CCT Common Stock (the “June Exchange Ratio”).

At the meeting of the FSIC Board on July 19, 2018, J.P. Morgan rendered its oral opinion to the FSIC Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the June Exchange Ratio was fair, from a financial point of view, to FSIC. J.P. Morgan has confirmed its July 19, 2018 oral opinion by delivering its written opinion to the FSIC Board, dated July 21, 2018, that, as of such date, the June Exchange Ratio was fair, from a financial point of view, to FSIC. For the avoidance of doubt, J.P. Morgan expressed no opinion as to the Exchange Ratio calculated as of the Determination Date.

The full text of the written opinion of J.P. Morgan dated July 21, 2018, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex D to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. FSIC’s stockholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the FSIC Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the June Exchange Ratio in the Merger and did not address any other aspect of the Merger. J.P. Morgan expressed no opinion as to the fairness of the June Exchange Ratio to the holders of any class of securities, creditors or other constituencies of FSIC or as to the underlying decision by FSIC to engage in the proposed Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of FSIC as to how such stockholder should vote with respect to the proposed Merger or any other matter.

In arriving at its opinion, J.P. Morgan, among other things:

•	reviewed a draft dated July 18, 2018 of the Merger Agreement;

•	reviewed certain publicly available business and financial information concerning CCT and FSIC and the industries in which they operate;

•

compared the financial and operating performance of FSIC and CCT with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of FSIC Common Stock and CCT Common Stock and certain publicly traded securities of such other companies;

•

reviewed certain internal financial analyses and forecasts prepared by or at the direction of the Advisor and the managements of FSIC and CCT relating to their respective businesses, as well as the estimated amount and timing of cost savings and related expenses and synergies expected to result from the Merger (the “Synergies”);

•	reviewed the Merger valuation process presentation prepared by the Advisor, dated June 2018 (such presentation, the “Valuation Process Presentation”); and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with the Advisor and the FSIC Board with respect to certain aspects of the Merger, and the past and current business operations of FSIC and CCT, the financial condition and future prospects and operations of FSIC and CCT, the effects of the Merger on the financial condition and future prospects of FSIC and CCT, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by the Advisor, FSIC and CCT or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to our engagement letter with FSIC, we did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, including the respective investment portfolios of CCT and FSIC, nor did J.P. Morgan evaluate the solvency of FSIC or CCT under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom (including the Synergies, the capital and debt structures of CCT and FSIC, and the cost of capital and interest rates applicable to CCT and FSIC), J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Advisor and management of FSIC and CCT as to the expected future results of operations and financial condition of FSIC and CCT to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts (including the Synergies, the capital and debt structures of CCT and FSIC, and the cost of capital and interest rates applicable to CCT and FSIC), or the Valuation Process Presentation, or the assumptions on which they were based. J.P. Morgan also assumed that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that the other transactions contemplated by the Merger Agreement will be consummated as described in the Merger Agreement, and that the definitive Merger Agreement would not differ in any material respect from the draft thereof provided to J.P. Morgan. J.P. Morgan also assumed that the representations and warranties made by the Advisor, FSIC and CCT in the Merger Agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to FSIC with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on FSIC or CCT or on the contemplated benefits of the Merger.

J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s written opinion dated July 21, 2018, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, to FSIC of the June Exchange Ratio in the proposed Merger, and J.P. Morgan has expressed no opinion as to the fairness of the June Exchange Ratio to the holders of any class of securities, creditors or other constituencies of FSIC or the underlying decision by FSIC to engage in the Merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed Merger, or any class of such persons relative to the June Exchange Ratio in the proposed Merger or with respect to the fairness of any such compensation. J.P. Morgan expressed no opinion as to the price at which FSIC’s Common Stock or CCT’s Common Stock will trade at any future time.

The decision to enter into the Merger Agreement was solely that of the FSIC Board and the CCT Board. J.P. Morgan’s opinion and financial analyses were only a few of the many factors considered by the FSIC Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the FSIC Board or management with respect to the proposed Merger or the June Exchange Ratio.

In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodology in rendering its opinion to the FSIC Board on July 19, 2018 and contained in the presentation delivered to the FSIC Board on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the FSIC Board and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.

CCT Analysis

CCT Public Trading Multiples Analysis. Using publicly available information, J.P. Morgan compared selected financial data of CCT with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan deemed to be relevant to the business of CCT. The companies selected by J.P. Morgan were Ares Capital Corporation, New Mountain Finance Corporation, Oaktree Specialty Lending Corporation, and PennantPark Investment Corporation, and also included FSIC and CCT. J.P. Morgan calculated and analyzed (i) the ratio of each selected company’s per share market price to NAV per share and (ii) each selected company’s estimated 2018 dividend yield. In all instances, share prices were based on publicly available data as of July 18, 2018 and NAV was based on publicly available data as of March 31, 2018. The following presents the results of this analysis:

Company	2018E Dividend Yield	Price/NAV
Ares Capital Corporation	9.0%	1.01x
New Mountain Finance Corporation	9.7%	1.03x
Oaktree Specialty Lending Corporation	8.4%	0.81x
PennantPark Investment Corporation	9.7%	0.82x
FSIC	10.6%	0.87x
CCT	10.1%	0.86x

Based on the results of this analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of Price/NAV multiples from 0.8x to 1.0x. J.P. Morgan then applied this range to CCT’s publicly available NAV per share on March 31, 2018 of $19.72. The analysis resulted in an implied per share range for CCT Common Stock, rounded to the nearest $0.25, of approximately $15.75 to $19.75, as compared to the implied offer price per share of CCT Common Stock of $17.28 (based on the June Exchange Ratio of 2.1740x) and the closing price per share of CCT Common Stock of $16.91 on July 18, 2018.

Based on the results of the above analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan then selected a range of 2018 dividend yields of 8.5% to 10.5%. J.P. Morgan then applied this range to FSIC’s management’s projections for CCT’s 2018 dividend per share of $1.71. The analysis resulted in an implied per share range for CCT Common Stock, rounded to the nearest $0.25, of approximately $16.25 to $20.00, as compared to the implied offer price per share of CCT Common Stock of $17.28 and the closing price per share of CCT Common Stock of $16.91 on July 18, 2018.

No company used in these analyses is identical or directly comparable to CCT. Accordingly, an evaluation of the results of these analyses necessarily involves complex considerations and judgments concerning differences in financial, operating, and business sector characteristics, and other factors that could affect the public trading or other values of the companies to which CCT is compared.

CCT Dividend Discount Analysis. J.P. Morgan conducted a dividend discount analysis of CCT Common Stock for the purpose of determining the fully diluted equity value per share. In performing its analysis, J.P. Morgan used, among others, the following assumptions, which were reviewed and approved by FSIC management:

•	a June 30, 2018 valuation date;

•	a range for cost of equity of 7.0% to 8.0%;

•	a range of terminal values based on 2023 estimated NAV per share and calculated by applying a Price/NAV multiple range of 0.8x to 1.0x;

•	earnings and asset assumptions based on FSIC management long-term projections for 2018 to 2023; and

•	a $9 million repurchase of shares by CCT in the third quarter of 2018.

These calculations resulted in an implied range of equity values per share for CCT Common Stock, rounded to the nearest $0.25, of approximately $18.00 to $21.75 on a stand-alone basis (i.e., without Synergies), as compared to the implied offer price per share of CCT Common Stock of $17.28 and the closing price per share of CCT Common Stock of $16.91 on July 18, 2018.

Other Information. J.P. Morgan noted that historical stock trading and analyst price targets analyses are not valuation methodologies but were presented merely for informational purposes.

CCT Historical Share Price

J.P. Morgan reviewed the trading prices for CCT Common Stock for the 52-week period ending July 18, 2018, which ranged from $14.43 per share to $19.00 per share, as compared to the implied offer price per share of CCT Common Stock of $17.28 and the closing price per share of CCT Common Stock of $16.91 on July 18, 2018.

CCT Analyst Price Targets

J.P. Morgan also reviewed certain publicly available equity research analyst share price targets for CCT Common Stock and noted that the range of such price targets was $18.00 per share to $20.00 per share, as compared to the implied offer price per share of CCT Common Stock of $17.28 and the closing price per share of CCT Common Stock of $16.91 on July 18, 2018.

FSIC Analysis

FSIC Public Trading Multiples Analysis. Using the publicly available information and the methodologies and assumptions described in the “CCT Public Trading Multiples Analysis” section above, J.P. Morgan compared selected financial data of FSIC with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan deemed to be relevant to the business of FSIC.

Based on the results of this analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of Price/NAV multiples from 0.8x to 1.0x. J.P. Morgan then applied this range to FSIC’s publicly available NAV per share on March 31, 2018 of $9.16. The analysis resulted in an implied per share range for FSIC Common Stock, rounded to the nearest $0.25, of approximately $7.25 to $9.25, as compared to the closing price per share of FSIC Common Stock of $7.95 on July 18, 2018.

Based on the results of the above analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan then selected a range of 2018 dividend yields of 8.5% to 10.5%. J.P. Morgan then applied this range to

FSIC’s management’s projections for FSIC’s 2018 dividend per share of $0.83. The analysis resulted in an implied per share range for FSIC Common Stock, rounded to the nearest $0.25, of approximately $8.00 to $9.75, as compared to the closing price per share of FSIC Common Stock of $7.95 on July 18, 2018.

No company used in these analyses is identical or directly comparable to FSIC. Accordingly, an evaluation of the results of these analyses necessarily involves complex considerations and judgments concerning differences in financial, operating, and business sector characteristics, and other factors that could affect the public trading or other values of the companies to which FSIC is compared.

FSIC Dividend Discount Analysis. J.P. Morgan conducted a dividend discount analysis of FSIC Common Stock for the purpose of determining the fully diluted equity value per share. In performing its analysis, J.P. Morgan used, among others, the following assumptions, which were reviewed and approved by FSIC management:

•	a June 30, 2018 valuation date;

•	a range for cost of equity of 7.0% to 8.0%;

•	a range of terminal values based on 2023 estimated NAV per share and calculated by applying a Price/NAV multiple range of 0.8x to 1.0x;

•	earnings and asset assumptions based on FSIC management long-term projections for 2018 to 2023; and

•	an $8 million repurchase of shares by FSIC in the third quarter of 2018.

These calculations resulted in an implied range of equity values per share for FSIC Common Stock, rounded to the nearest $0.25, of approximately $8.50 to $10.00 on a stand-alone basis (i.e., without Synergies), as compared to the closing price per share of FSIC Common Stock of $7.95 on July 18, 2018.

Other Information. J.P. Morgan noted that historical stock trading and analyst price targets analyses are not valuation methodologies but were presented merely for informational purposes.

FSIC Historical Share Price

J.P. Morgan reviewed the trading prices for FSIC Common Stock for the 52-week period ending July 18, 2018, which ranged from $6.95 per share to $9.15 per share, as compared to the closing price per share of FSIC Common Stock of $7.95 on July 18, 2018.

FSIC Analyst Price Targets

J.P. Morgan also reviewed certain publicly available equity research analyst share price targets for FSIC Common Stock and noted that the range of such price targets was $7.50 per share to $10.00 per share, as compared to the closing price per share of FSIC Common Stock of $7.95 on July 18, 2018.

Relative Valuation Analysis

Public Trading Multiples Analysis. J.P. Morgan compared the results from the “CCT Public Trading Multiples Analysis” section and the “FSIC Public Trading Multiples Analysis” section above to determine a range of implied exchange ratios.

Specifically, J.P. Morgan compared (i) the highest equity value per share based on Price/NAV for FSIC to the lowest equity value per share based on Price/NAV for CCT, and (ii) the lowest equity value per share based on Price/NAV for FSIC to the highest equity value per share based on Price/NAV for CCT, to derive the range of exchange ratios implied by the Price/NAV public trading multiples analyses. This analysis assumed a valuation date of June 30, 2018. The analysis resulted in a range of implied exchange ratios of 1.72x to 2.69x on a stand-alone basis (i.e., without Synergies), as compared to the June Exchange Ratio of 2.1740x.

Additionally, J.P. Morgan compared (i) the highest equity value per share based on 2018 dividend yields for FSIC to the lowest equity value per share based on 2018 dividend yields for CCT, and (ii) the lowest equity value per share based on 2018 dividend yields for FSIC to the highest equity value per share based on 2018 dividend yields for CCT, to derive the range of exchange ratios implied by the 2018 dividend yields public trading multiples analyses. This analysis assumed a valuation date of June 30, 2018. The analysis resulted in a range of implied exchange ratios of 1.67x to 2.55x on a stand-alone basis (i.e., without Synergies), as compared to the June Exchange Ratio of 2.1740x.

Dividend Discount Analysis. J.P. Morgan compared the results from the “CCT Dividend Discount Analysis” section and the “FSIC Dividend Discount Analysis” section above to determine a range of implied exchange ratios. Specifically, J.P. Morgan compared (i) the highest equity value per share for FSIC to the lowest equity value per share for CCT, and (ii) the lowest equity value per share for FSIC to the highest equity value per share for CCT, to derive the range of exchange ratios implied by the dividend discount analyses. This analysis assumed a valuation date of June 30, 2018. The analysis resulted in a range of implied exchange ratios of 1.82x to 2.58x on a stand-alone basis (i.e., without Synergies), as compared to the June Exchange Ratio of 2.1740x.

Other Information. J.P. Morgan noted that historical stock trading, contribution, and analyst price targets analyses are not valuation methodologies but were presented merely for informational purposes.

Implied Historical Exchange Ratio

J.P. Morgan compared the results from the “CCT Historical Share Price” section and the “FSIC Historical Share Price” section above to determine a range of implied exchange ratios. Specifically, J.P. Morgan compared (i) the highest trading price per share for FSIC to the lowest trading price per share for CCT, and (ii) the lowest trading price per share for FSIC to the highest trading price per share for CCT, to derive the range of exchange ratios implied by the historical share price analyses. This analysis assumed a valuation date of June 30, 2018. The analysis resulted in a range of implied exchange ratios of 1.58x to 2.73x, as compared to the June Exchange Ratio of 2.1740x.

Analyst Price Targets

J.P. Morgan compared the results from the “CCT Analyst Price Targets” section and the “FSIC Analyst Price Targets” section above to determine a range of implied exchange ratios. Specifically, J.P. Morgan compared (i) the highest analyst price target per share for FSIC to the lowest analyst price target per share for CCT, and (ii) the lowest analyst price target per share for FSIC to the highest analyst price target per share for CCT, to derive the range of exchange ratios implied by the analyst price target analyses. This analysis assumed a valuation date of June 30, 2018. The analysis resulted in a range of implied exchange ratios of 1.80x to 2.67x, as compared to the June Exchange Ratio of 2.1740x.

Contribution Analysis Pre-Synergies. For informational purposes only, J.P. Morgan analyzed the contribution of each of CCT and FSIC to the pro forma combined company without Synergies with respect to net investment income, historical declared dividends, NAV, adjusted NAV (adjusted by taking into account estimated Merger expenses of $7,000,000 for FSIC and $8,000,000 for CCT and, in the case of CCT, a pre-Closing tax distribution of approximately $36,000,000), and market capitalization as of July 18, 2018. In performing this contribution analysis, J.P. Morgan utilized certain publicly available information, FSIC’s management’s forecasts, and the Preliminary Financial Information. Based on the results of this analysis, for each of the metrics, CCT contributed approximately 50.4% to 53.4% to the pro forma company. These contribution percentages yielded a range of implied exchange ratios for the transaction of 1.95x to 2.21x, as compared to the June Exchange Ratio of 2.1740x.

Intrinsic Value Creation Analysis.

J.P. Morgan conducted an analysis of the theoretical value creation to the existing holders of FSIC Common Stock that compared the implied equity value per share of FSIC Common Stock derived from a dividend discount analysis on a standalone basis to the pro forma combined company equity value per share. The pro forma combined company equity value per share was equal to (1) the sum of (a) the equity value of FSIC using the midpoint value as calculated based on the “FSIC Dividend Discount Analysis” described above, plus (b) the equity value of CCT using the midpoint value as calculated based on the “CCT Dividend Discount Analysis” described above, plus (c) the present value of the Synergies calculated by discounting FSIC’s management’s estimates of Synergies using a discount rate of 7.5% and a perpetual value growth rate of 0.0% based on the midpoint discount rate utilized in the dividend discount analyses for FSIC and CCT, minus (d) the estimated transaction costs of the Merger of $15 million, minus (e) the value of a CCT tax distribution of $36 million, divided by (2) the pro forma diluted number of shares outstanding based upon the June Exchange Ratio of 2.1740x. The value creation analysis indicated that at the June Exchange Ratio of 2.1740x, the Merger would create value for the holders of FSIC Common Stock.

Miscellaneous.

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of FSIC or CCT. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.

Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to FSIC or CCT. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of FSIC and CCT. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to FSIC and CCT.

As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise FSIC with respect to the Merger and deliver an opinion to the FSIC Board with respect to the Merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with FSIC, CCT and the industries in which they operate.

J.P. Morgan will receive a fee from FSIC of up to $3,750,000 for services rendered in connection with the Merger, of which $3,000,000 became payable to J.P. Morgan upon the delivery of its opinion, and the balance of which is contingent and will become due upon closing of the Merger. In addition, FSIC has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement.

During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with CCT and certain other affiliates of KKR & Co., for which J.P. Morgan and such affiliates have received customary compensation. Such services have included acting as capital advisor to CCT in connection with its equity listing which was completed in November 2017. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of CCT, for which it receives customary compensation or other financial benefits. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of FSIC and CCT and less than 2% of the outstanding common stock of KKR & Co. During the two year period preceding June 30, 2018, the aggregate fees received by J.P. Morgan from FSIC were approximately $255,000, from CCT were approximately $2,500,000, and from KKR & Co. and certain of its affiliates were approximately $120,000,000. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of FSIC, CCT, the Advisor or KKR & Co. for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.

Opinion of the CCT Independent Director Committee’s Financial Advisor

The CCT Independent Director Committee has retained BofA Merrill Lynch to act as a financial advisor to the CCT Independent Director Committee in connection with the Merger. BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The CCT Independent Director Committee selected BofA Merrill Lynch to act as a CCT Independent Director Committee financial advisor in connection with the Merger on the basis of BofA Merrill Lynch’s experience in transactions similar to the Merger, its reputation in the investment community and its familiarity with CCT and its business.

On July 22, 2018, at a meeting of the CCT Independent Director Committee held to evaluate the Merger, BofA Merrill Lynch delivered to the CCT Independent Director Committee an oral opinion, which was confirmed by delivery of a written opinion dated July 22, 2018, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Exchange Ratio provided for in the Merger was fair, from a financial point of view, to holders of CCT Common Stock.

The full text of BofA Merrill Lynch’s written opinion to the CCT Independent Director Committee, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex C to this document and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch’s opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the CCT Independent Director Committee for the benefit and use of the CCT Independent Director Committee (in its capacity as such) in connection with and for purposes of its evaluation of the Exchange Ratio from a financial point of view. BofA Merrill Lynch’s opinion does not address any other aspect of the Merger and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to CCT or in which CCT might engage or as to the underlying business decision of CCT to proceed with or effect the Merger. BofA Merrill Lynch’s opinion does not address any other aspect of the Merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed Merger or any other matter.

In connection with rendering its opinion, BofA Merrill Lynch has, among other things:

(i)	reviewed certain publicly available business and financial information relating to CCT and FSIC;

(ii)

reviewed the Preliminary June 30 Financial Information, relating to each of CCT and FSIC, prepared by the Advisor and provided to BofA Merrill Lynch on behalf of the CCT Independent Committee for its use, referred to herein as the Preliminary June 30 Financial Information;

(iii)

reviewed certain internal financial and operating information with respect to the business, operations and prospects of CCT furnished to or discussed with BofA Merrill Lynch by the Advisor, including certain financial forecasts relating to CCT prepared by the Advisor and provided to BofA Merrill Lynch on behalf of the CCT Independent Committee for its use, referred to herein as the CCT forecasts;

(iv)

reviewed certain internal financial and operating information with respect to the business, operations and prospects of FSIC furnished to or discussed with BofA Merrill Lynch by the Advisor, including certain financial forecasts relating to FSIC prepared by the Advisor and provided to BofA Merrill Lynch on behalf of the CCT Independent Committee for its use, referred to herein as the FSIC forecasts;

(v)

reviewed certain estimates as to the amount and timing of cost savings and revenue enhancements anticipated by the Advisor to result from the Merger and provided to BofA Merrill Lynch on behalf of the CCT Independent Committee, referred to herein as synergies;

(vi)	discussed the past and current business, operations, financial condition and prospects of CCT and FSIC with the Advisor;

(vii)

reviewed the potential pro forma financial impact of the Merger on the future financial performance of the combined company, including the potential effect on the combined company’s estimated net asset value and earnings per share;

(viii)

reviewed the trading histories for CCT Common Stock and FSIC Common Stock and a comparison of such trading histories with each other and with the trading histories of other companies BofA Merrill Lynch deemed relevant;

(ix)	compared certain financial and stock market information of CCT and FSIC with similar information of other companies BofA Merrill Lynch deemed relevant;

(x)

compared the Exchange Ratio, determined on the basis of the Preliminary June 30 Financial Information (calculated as 2.1733 shares of FSIC Common Stock per share of CCT Common Stock, as further described below under “Summary of Material CCT and FSIC Financial Analysis – Implied Exchange Ratio Analysis”), to the relative values of CCT and FSIC implied by analyses BofA Merrill Lynch deemed relevant;

(xi)	reviewed a draft, dated July 22, 2018, of the Merger Agreement (the “Draft Agreement”); and

(xii)	performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the Advisor and the CCT Independent Director Committee that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Preliminary June 30 Financial Information, BofA Merrill Lynch was advised by the Advisor, and with the consent of the CCT Independent Director Committee BofA Merrill Lynch assumed, that it fairly presented in all material respects the items and information set forth therein. With respect to the CCT forecasts, BofA Merrill Lynch was advised by the Advisor, and with the consent of the CCT Independent Director Committee BofA Merrill Lynch assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the Advisor as to the future financial performance of CCT. With respect to the FSIC forecasts and synergies, BofA Merrill Lynch was advised by the Advisor, and with the consent of the CCT Independent Director Committee BofA Merrill Lynch assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the Advisor as to the future financial performance of FSIC and the other matters covered thereby. BofA Merrill Lynch relied, at the direction and with the consent of the CCT Independent Director Committee, on the assessments of the Advisor as to FSIC’s ability to achieve the synergies and was advised by the Advisor, and assumed, that the synergies will be realized in the amounts and at the times projected. BofA Merrill Lynch also relied, at the direction and with the consent of the CCT Independent Director Committee, upon the assessments of the Advisor as to the potential impact of market, governmental and regulatory trends and developments relating to or affecting CCT, FSIC and their businesses. BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of CCT or FSIC (other than valuation reports issued by Lincoln Partners Advisors and Valuation Research Corporation with respect to the investments held by CCT and FSIC, which BofA Merrill Lynch reviewed and relied upon without independent verification for purposes of its opinion), nor did it make any physical inspection of the properties or assets of CCT or FSIC. BofA Merrill Lynch did not evaluate the solvency or fair value of CCT or FSIC under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction and with the consent of the CCT Independent Director Committee, that the Merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on CCT, FSIC or the contemplated benefits of the Merger. BofA Merrill Lynch further assumed that CCT would exercise the termination right set forth in Section 9.1(c)(v) of the Merger Agreement in the event such termination right was capable of being exercised by CCT. BofA Merrill Lynch assumed, at the direction and with the consent of the CCT Independent Director Committee, that the Merger will qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Code. BofA Merrill Lynch further assumed, at the direction and with the consent of the CCT Independent Director Committee, that between June 30, 2018 and the closing of the Merger, there will have been no change that would be meaningful in any respect to our analyses or opinion in the respective asset portfolios of CCT or FSIC, or in the relationship between the Closing CCT Net Asset Value and the Closing FSIC Net Asset Value, each as defined in the Merger Agreement, on the one hand, and the values of CCT and FSIC implied by the analyses it performed in connection with its opinion, on the other hand. BofA Merrill Lynch also assumed, at the direction and with the consent of the CCT Independent Director Committee, that the final executed Merger Agreement would not differ in any material respect from the Draft Agreement reviewed by it.

BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects or implications of the Merger (other than the Exchange Ratio to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Merger, any related transactions or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. BofA Merrill Lynch was not requested to, and it did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of CCT or any alternative transaction. BofA Merrill Lynch’s opinion was limited to the fairness, from a financial point of view, of the Exchange Ratio to holders of CCT Common Stock, and no opinion or view was expressed with respect to any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Exchange Ratio or otherwise. Furthermore, no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to CCT or in which CCT might engage or as to the underlying business decision of CCT to proceed with or effect the Merger. BofA Merrill Lynch did not express any view or opinion as to what the value of FSIC Common Stock actually would be when issued or the prices at which CCT Common Stock or FSIC Common Stock would trade at any time, including following announcement or consummation of the Merger. BofA Merrill Lynch also did not express any view or opinion with respect to, and BofA Merrill Lynch relied, at the direction of the CCT Independent Director Committee, upon the assessments of the Advisor regarding, legal, regulatory, accounting, tax and similar matters relating to CCT, FSIC or the Merger, as to which matters BofA Merrill Lynch understood that CCT, the CCT Independent Director Committee and the Advisor obtained such advice as it deemed necessary from qualified professionals. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any other matter.

BofA Merrill Lynch’s opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch’s opinion was approved by a fairness opinion review committee of BofA Merrill Lynch. Except as described in this summary, the CCT Independent Director Committee imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

The discussion set forth below in the section entitled “Summary of Material CCT and FSIC Financial Analyses” represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the CCT Independent Director Committee in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

Summary of Material CCT and FSIC Financial Analyses.

Selected Publicly Traded Companies Analysis. BofA Merrill Lynch reviewed publicly available financial and stock market information for CCT, FSIC and the following twelve publicly traded, externally managed business development companies with more than $500 million in market capitalization and at least $1 billion in assets. The twelve companies were divided into two subgroups: a “primary peer” group comprised of six companies with platform origination strategies similar in the judgment of BofA Merrill Lynch to those of CCT and FSIC; and a “secondary peer” group of six companies employing other platform origination strategies.

Primary Peers

•	Apollo Investment Corporation

•	Ares Capital Corporation

•	Prospect Capital Corporation

•	Solar Capital Ltd.

•	TCG BDC, Inc.

•	TCP Capital Corp.

Secondary Peers

•	Goldman Sachs BDC, Inc.

•	Golub Capital BDC, Inc.

•	New Mountain Finance Corporation

•	Oaktree Specialty Lending Corporation

•	PennantPark Investment Corporation

•	TPG Specialty Lending, Inc.

BofA Merrill Lynch reviewed, among other things, per share stock prices, based on closing stock prices on July 20, 2018, of the selected publicly traded companies as a multiple of per share NAV, calculated as the difference between the total assets and total liabilities, divided by the total number of shares outstanding. The overall low to high price to NAV multiples observed for selected publicly traded companies were 0.75x to 1.00x (with a mean of 0.93x and a median of 0.97x) for the primary peer group, and 0.75x to 1.20x for all twelve companies. BofA Merrill Lynch also reviewed the dividend yield, based on closing stock prices on July 20, 2018, of the selected publicly traded companies, calculated as the quotient obtained by dividing the dividends paid per share in the first quarter of calendar year 2018 by the per share stock price. The overall low to high dividend yields observed for selected publicly traded companies were 7.8% to 10.4% (with a mean of 9.2% and a median of 9.4%) for the primary peer group, and 6.8% to 10.4% for all twelve companies. BofA Merrill Lynch also reviewed per share stock prices, based on closing stock prices on July 20, 2018, of the selected publicly traded companies as a multiple of calendar year 2018 and calendar year 2019 estimated net interest income. The overall low to high price to net investment income multiples observed for selected publicly traded companies were 9.0x to 11.4x (with an mean of 10.2x and a median of 10.1x) for the primary peer group, and 9.0x to 14.8x for all twelve companies, for calendar year 2018 and 9.2x to 10.9x (with an mean of 9.9x and a median of 9.7x) for the primary peer group, and 9.2x to 14.5x for all twelve companies, for calendar year 2019. BofA Merrill Lynch then applied: NAV multiples of 0.80x to 0.90x to the NAVs of CCT and FSIC as of March 31, 2018; dividend yields of 9.0% to 10.5% to dividends paid by CCT and FSIC in the first quarter of calendar year 2018; 2018 net investment income multiples of 9.6x to 10.8x to estimated 2018 net investment income of CCT and FSIC; and 2019 net investment income multiples of 9.3x to 10.5x to estimated 2019 net investment income of CCT and FSIC. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated financial data of CCT and FSIC were based on the CCT forecasts and FSIC forecasts, respectively. Where applicable, stock prices were adjusted to exclude special dividends. This analysis indicated the following approximate implied per share reference ranges for CCT Common Stock and FSIC Common Stock, as compared to the companies’ respective stock prices (as of July 20, 2018):

Implied Per Share Reference Ranges for CCT
Price / NAV	Dividend Yield	Price / 2018E Net Investment Income	Price / 2019E Net Investment Income	CCT Stock Price
$15.70 - $17.66	$15.24 - $17.78	$15.90 - $17.89	$17.33 - $19.58	$16.73

Implied Per Share Reference Ranges for FSIC
Price / NAV	Dividend Yield	Price / 2018E Net Investment Income	Price / 2019E Net Investment Income	FSIC Stock Price
$7.33 - $8.25	$7.24 - $8.44	$7.77 - $8.74	$8.37 - 9.45	$7.90

No company used in this analysis is identical or directly comparable to CCT or FISC. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which CCT and FSIC were compared.

Dividend Discount Analysis of CCT. BofA Merrill Lynch performed a dividend discount analysis of CCT to calculate the estimated present value of the dividends that CCT was forecasted to generate from CCT’s third fiscal quarter of 2018 through 2023 based on the CCT forecasts. BofA Merrill Lynch then calculated terminal values for CCT by applying (1) dividend yields of 9.0% to 10.5%, and (2) price to NAV multiples of 0.80x to 0.90x, to CCT’s projected total 2023 dividends and NAV as of December 31, 2023. The dividends and terminal values were discounted to net present value as of September 30, 2018 using discount rates ranging from 7.3% to 9.0%, which were based on an estimate of CCT’s cost of equity. This analysis indicated the following approximate implied per share reference ranges for CCT Common Stock based on (1) terminal values derived from dividend yields and (2) terminal values derived from price to NAV multiples, as compared to CCT’s stock price as of July 20, 2018:

Dividend Yield-Based Reference Range for CCT	Price/ NAV-Based Reference Range for CCT	CCT Stock Price
$18.93 - $22.45	$17.36 - $19.99	$16.73

Dividend Discount Analysis of FSIC. BofA Merrill Lynch performed a dividend discount analysis of FSIC to calculate the estimated present value of the dividends that FSIC was forecasted to generate from FSIC’s third fiscal quarter of 2018 through 2023 based on the FSIC forecasts. BofA Merrill Lynch then calculated terminal values for FSIC by applying (1) dividend yields of 9.0% to 10.5%, and (2) price to NAV multiples of 0.80x to 0.90x, to FSIC’s projected total 2023 dividends and NAV as of December 31, 2023. The dividends and terminal values were discounted to net present value as of September 30, 2018 using discount rates ranging from 7.2% to 8.9%, which were based on an estimate of FSIC’s cost of equity. This analysis indicated the following approximate implied per share reference ranges for FSIC Common Stock based on (1) terminal values derived from dividend yields and (2) terminal values derived from price to NAV multiples, as compared to FSIC’s stock price as of July 20, 2018:

Dividend Yield-Based Reference Range for FSIC	Price/NAV-Based Reference Range for FSIC	FSIC Stock Price
$9.14 - $10.75	$8.13 - $9.27	$7.90

Implied Exchange Ratio Analysis. Using the results of the analyses described above under “Summary of Material CCT and FSIC Financial Analyses—Selected Publicly Traded Companies Analysis” and “ —Dividend Discount Analysis”, BofA Merrill Lynch determined implied exchange ratios of FSIC Common Stock per share of CCT Common Stock. In order to calculate the implied exchange ratio, BofA Merrill Lynch used the reference value per share of CCT Common Stock obtained pursuant to the relevant analysis by the reference value per share of FSIC Common Stock obtained pursuant to the same analysis. BofA Merrill Lynch then compared the implied exchange ratios resulting from this analysis with the Exchange Ratio of 2.1733 shares of FSIC Common Stock per share of CCT Common Stock, determined on the basis of the NAVs of CCT and FSIC included in the Preliminary June 30 Financial Information and estimates of share repurchases as of July 20, 2018, expenses and tax distribution deductions reflected in the CCT forecasts and FSIC forecasts, as follows:

Implied Exchange Ratio Reference Ranges for CCT						Preliminary June 30 Financial Information
Price / NAV	Dividend Yield	Price / 2018E Net Investment Income	Price / 2019E Net Investment Income	Dividend Yield- Based Terminal Value	Price / NAV-Based Terminal Value
1.9036x - 2.4093x	1.8045x - 2.4561x	1.8196x - 2.3031x	1.8338x - 2.3397x	1.7611x - 2.4559x	1.8726x - 2.4576x	2.1733x

Other Factors.

BofA Merrill Lynch also noted certain additional factors that were not considered part of BofA Merrill Lynch’s material financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

•

historical trading prices of CCT Common Stock during the 52-week period from ended July 20, 2018, which ranged from $14.43 to $19.00, and FSIC Common Stock during the 52-week period ended July 20, 2018, which ranged from $6.95 to $9.15;

•

publicly available research analysts’ price targets of (1) CCT Common Stock, which generally indicated low to high price targets of CCT Common Stock of approximately $18.00 to $20.00 and (2) FSIC Common Stock, which generally indicated low to high price targets for FSIC Common Stock of approximately $7.50 to $10.00;

•

an illustrative analysis of the Exchange Ratio of 2.1733 shares of FISC Common Stock per share of CCT Common Stock, determined on the basis described above under “Summary of Material CCT and FSIC Financial Analysis—Implied Exchange Ratio Analysis”, which indicated that the premium to be received by holders of CCT Common Stock before the impact of synergies in relation to holders of FSIC Common Stock would be (1) 1.2% based on July 20, 2017 stock prices, (2) 1.1% based on the 5-day volume weighted average price through July 20, 2018 and (3) 1.0% based on the 20-day volume weighted average price through July 20, 2018;

•

an illustrative has/gets analysis to calculate the theoretical change in value for CCT stockholders resulting from the Merger based on a comparison of (i) the pro forma ownership by CCT stockholders of the combined company following the Merger, and (ii) the 100% ownership by CCT stockholders of the CCT Common Stock on a stand-alone basis, using the (1) price to NAV analysis, (2) dividend yield analysis, (3) price to 2018 estimated net investment income analysis, (4) price to 2019 estimated net investment income analysis and (5) dividend discount analysis described above under “Summary of Material CCT and FSIC Financial Analyses—Selected Publicly Traded Companies Analysis” and “—Dividend Discount Analysis”, which indicated that the value attributable to a share of CCT Common Stock on a pro forma basis after giving effect to the Merger would generally be higher than that on a stand-alone basis based on such analyses; and

•

the potential pro forma financial effect of the Merger, assuming the Merger is consummated on September 30, 2018, on the interest represented by a share of CCT Common Stock in respect of (i) estimated NAV during the period from the third fiscal quarter of 2018 through 2023, (ii) net investment income during the period from the fourth fiscal quarter of 2018 through 2023, (iii) ordinary dividends during the period from the fourth fiscal quarter of 2018 through 2023, and (iv) total dividends during the period from the fourth fiscal quarter of 2018 through 2023 (with estimated financial data of CCT being based on the CCT forecasts and estimated financial data of FSIC being based on the FSIC forecasts), which indicated, based on the Exchange Ratio, that the Merger could be (i) dilutive to CCT’s estimated NAV for the third fiscal quarter of 2018 and fiscal year 2019 but accretive to CCT’s estimated NAV for the fourth fiscal quarter of 2018 and fiscal year 2020 through 2023, (ii) accretive to CCT’s estimated net investment income for the fourth fiscal quarter of 2018 through 2023, (iii) accretive to CCT’s estimated ordinary dividend for the fourth fiscal quarter of 2018 through 2023, and (iv) accretive to CCT’s estimated total dividend for the fourth fiscal quarter of 2018 through 2023.

Miscellaneous.

As noted above, the discussion set forth above in the section entitled “Summary of Material CCT and FSIC Financial Analyses” is a summary of the material financial analyses presented by BofA Merrill Lynch to the CCT Independent Director Committee in connection with its opinion and is not a comprehensive description of all analyses undertaken or factors considered by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of CCT and FSIC. The estimates of the future performance of CCT and FSIC in or underlying BofA Merrill Lynch’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch’s analyses. These analyses were prepared solely as part of BofA Merrill Lynch’s analysis of the fairness, from a financial point of view, to the holders of CCT Common Stock of the Exchange Ratio to be received by such holders and were provided to the CCT Independent Director Committee in connection with the delivery of BofA Merrill Lynch’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch’s view of the actual values of CCT or FSIC.

The type and amount of consideration payable in the Merger was determined through negotiations between CCT and FSIC, rather than by any financial advisor, and was approved by the CCT Board. The decision to enter into the Merger Agreement was solely that of CCT Board. As described above, BofA Merrill Lynch’s opinion and analyses were only one of many factors considered by the CCT Independent Director Committee in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the CCT Independent Director Committee, the CCT Board or the Advisor with respect to the Merger or the Exchange Ratio.

CCT has agreed to pay BofA Merrill Lynch for its services in connection with the Merger an aggregate fee of $2 million, which became payable upon delivery of its opinion. CCT also has agreed to reimburse BofA Merrill Lynch for its expenses incurred in connection with BofA Merrill Lynch’s engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws. In addition, if CCT were to receive a takeover proposal that qualifies as a CCT superior proposal under the terms of the Merger Agreement, and CCT were to engage in negotiations or discussions with regard to such transaction, BofA Merrill Lynch would be entitled to be engaged as CCT’s financial advisor and, if engaged and the transaction closed, receive a customary fee, based on the consideration received by CCT’s stockholders, more than the fee payable if the Merger closed.

BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of CCT, FSIC, the Advisor and KKR & Co., an affiliate of the Advisor, and certain of their respective affiliates.

BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to CCT, FSIC and the Advisor and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as co-lead arranger and bookrunner for, and/or as a lender under, certain term loans and/or credit facilities of CCT, (ii) having acted as CCT’s listing advisor in connection with its listing on the New York Stock Exchange, (iii) having acted or acting as a lender to FSIC and (iv) having provided or providing certain commodity, derivatives and foreign exchange trading services for the Advisor. From July 1,

2016 through June 30, 2018, BofA Merrill Lynch and its affiliates derived aggregate revenues of approximately (i) $3 million for investment and corporate banking services from CCT and/or certain of its affiliates, (ii) $2 million for investment and corporate banking services from FSIC and/or certain of its affiliates and (iii) $2.5 million for investment and corporate banking services from the Advisor and/or certain of its affiliates.

In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to KKR & Co. and certain of KKR & Co.’s affiliates and portfolio companies and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to KKR & Co. and/or certain of its affiliates and portfolio companies in connection with certain mergers and acquisitions and divestiture transactions, (ii) having acted or acting as administrative agent, collateral agent, arranger, bookrunner and/or arranger for, and/or as a lender under certain term loans, letters of credit, credit and leasing facilities and other credit arrangements for KKR & Co. and/or certain of its affiliates and portfolio companies, including but not limited to in connection with the financing for various acquisition transactions, (iii) having acted or acting as bookrunner, manager, stabilizing manager, global coordinator, underwriter, initial purchaser and/or placement agent for various equity and debt offerings undertaken by KKR & Co. and/or certain of its affiliates and portfolio companies, (iv) having provided or providing certain treasury, trade and managed investment services and products to KKR & Co. and/or certain of its affiliates and portfolio companies and (v) having provided or providing certain corporate broker services and certain commodity, derivatives and foreign exchange and other trading services to KKR & Co. and/or certain of its affiliates and portfolio companies. From July 1, 2016 through June 30, 2018, BofA Merrill Lynch and its affiliates derived aggregate revenues of approximately $50 million for investment and corporate banking services from KKR & Co. and/or certain of its affiliates.

Regulatory Approvals Required for the Merger

The obligations of FSIC and CCT to complete the Merger are subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Merger, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). FSIC and CCT have agreed to cooperate with each other and use their reasonable best efforts to obtain all consents, authorizations, approvals, exemptions or nonobjections from any governmental or regulatory authority necessary to consummate the Merger.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.

Third-Party Consents Required for the Merger

Under the Merger Agreement, each of FSIC’s and CCT’s obligation to complete the Merger is subject to the prior receipt of certain approvals, confirmations and consents required to be obtained from certain agents, lenders, derivative counterparties, noteholders and other parties. As of the date of this joint proxy statement/prospectus, FSIC and CCT believe that, subject to the satisfaction of certain conditions, they have obtained all necessary third-party consents other than stockholder approval and certain lender and derivative counterparty consents.

FSIC and CCT have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Merger, in the most expeditious manner practicable. There can be no assurance that any consents, approvals, confirmations or authorizations will be obtained or that such consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Merger.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. FSIC and CCT encourage you to read the Merger Agreement carefully and in its entirety.

Structure of the Merger

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into CCT. CCT will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Subsequent Combination, the surviving company will merge with and into FSIC in accordance with the MGCL, with FSIC as the surviving entity.

Closing; Completion of the Proposed Merger

It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the FSIC Annual Meeting and the CCT Annual Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement. The Subsequent Combination will occur immediately after the Merger is completed.

The Merger will occur no later than five (5) business days after the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement or at another time as may be agreed to in writing by FSIC and CCT. The Subsequent Combination will occur immediately after the Merger is completed. If the adoption of the Merger Agreement is approved at the CCT Annual Meeting and the issuance of the shares of FSIC Common Stock to be issued pursuant to the Merger Agreement is approved at FSIC Annual Meeting, and the other conditions to closing the Merger are satisfied or waived, FSIC and CCT expect to complete the Merger in the fourth quarter of 2018.

Merger Consideration

If the Merger is consummated, each CCT stockholder will be entitled to receive for each share of CCT Common Stock, that number of shares of FSIC Common Stock equal to the quotient of the NAV per share of CCT Common Stock divided by the NAV per share of FSIC Common Stock (the “Exchange Ratio”), subject to adjustment pursuant to the terms of the Merger Agreement and the payment of cash in lieu of fractional shares. The Exchange Ratio is calculated based on the net asset value per share of FSIC Common Stock and the net asset value per share of CCT Common Stock, each as of an agreed upon a date no less than two (2) business days prior to the closing. The Exchange Ratio will be appropriately adjusted (to the extent not already taken in account in determining the net asset value per share of CCT Common Stock and/or FSIC Common Stock, as applicable) if, between the date of the Determination Date and the Effective Time, the respective outstanding shares of FSIC Common Stock or CCT Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period. No fractional shares of FSIC Common Stock will be issued upon the conversion of CCT Common Stock into FSIC Common Stock, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a holder of FSIC Common Stock. Each holder of shares of CCT Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of FSIC Common Stock will receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of FSIC Common Stock multiplied by (ii) the volume-weighted average trading price of a share of FSIC Common Stock on the

New York Stock Exchange for the five (5) consecutive trading days ending on the third (3rd) trading day preceding the Closing Date.

Dividends and Distributions

No dividends or other distributions with respect to the FSIC Common Stock will be paid to the holder of any unsurrendered shares of CCT Common Stock with respect to the shares of the FSIC Common Stock represented thereby. Following the closing of the Merger, the record holders of such shares shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of FSIC Common Stock represented by such shares of CCT Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of FSIC Common Stock represented by such shares of CCT Common Stock with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of the FSIC Common Stock issuable with respect to such shares of CCT Common Stock.

Conversion of Shares; Exchange of Shares

At the Effective Time, each share of CCT Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration (excluding treasury stock and shares held by FSIC). Each such share of CCT Common Stock will no longer be outstanding and will be automatically canceled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any CCT Common Stock other than the right to Merger Consideration upon the surrender of such shares of CCT Common Stock in accordance with the terms of the Merger Agreement.

After the Effective Time, no registration of transfers on the stock transfer books of CCT, other than to settle transfers that occurred prior to the Effective Time, will occur. If shares of CCT Common Stock are presented for transfer to the exchange agent, such shares will be cancelled against delivery of the applicable Merger Consideration.

Withholding

FSIC or the exchange agent, as applicable, will be entitled to deduct and withhold from any amounts payable to any CCT stockholder such amounts as each determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to the CCT stockholders from whom they were withheld.

Representations and Warranties

The Merger Agreement contains representations and warranties of FSIC, CCT and the Advisor relating to their respective businesses. With the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty, as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering “materiality” or “material adverse effect” qualifications), has had or is reasonably expected to have a material adverse effect (as defined below). The representations and warranties in the Merger Agreement will not survive after the Effective Time.

The Merger Agreement contains representations and warranties by each of FSIC and CCT, subject to specified exceptions and qualifications, relating to, among other things:

•	corporate organization, including incorporation, qualification and subsidiaries;

•	capitalization;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	required government filings and consents;

•	SEC reports and financial statements;

•	internal controls and disclosure controls and procedures;

•	broker’s fees;

•	absence of certain changes and actions since December 31, 2017;

•	compliance with applicable laws and permits;

•	state takeover laws;

•	the accuracy and completeness of information supplied for inclusion in this document and other governmental filings in connection with the Merger;

•	tax matters;

•	absence of certain litigation, orders or investigations;

•	employment and labor matters, including with respect to any employee benefit plans;

•	material contracts and certain other types of contracts;

•	insurance coverage;

•	intellectual property matters;

•	environmental matters;

•	owned and leased properties;

•	investment assets;

•	absence of appraisal rights (with respect to CCT stockholders); and

•	the value of certain investment assets.

The Merger Agreement contains representations and warranties by the Advisor, subject to specified exceptions and qualifications, relating to:

•	corporate organization, including incorporation and qualification;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	compliance with applicable laws and permits;

•	absence of certain litigation, orders or investigations;

•	the value of investment assets owned by CCT and FSIC;

•	the accuracy of information supplied or to be supplied by the Advisor for inclusion in this joint proxy statement/prospectus;

•	the participation in the Merger by CCT and FSIC and the impact of the Merger on the existing stockholders of CCT and FSIC;

•	the financial resources of the Advisor;

•	the forbearances applicable to CCT and FSIC set forth in the Merger Agreement; and

•	the representations and warranties made by CCT and FSIC in the Merger Agreement.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead, should be read only in conjunction with the information provided elsewhere in this document.

For purposes of the Merger Agreement, “material adverse effect” with respect to FSIC, CCT or the Advisor, as applicable, means, any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its subsidiaries, taken as a whole or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Merger and the transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences, among others, will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:

•	changes in general economic, social or political conditions or financial markets in general;

•	general changes or developments in the industries in which such party and its subsidiaries operate, including general changes in law across such industries or geographic areas;

•	the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and

•

any failure to meet internal or published projections or forecasts for any period, or, in the case of FSIC, any decline in the price of shares of FSIC Common Stock on the NYSE or trading volume of FSIC Common Stock, or in the case of CCT, any decline in the price of shares of CCT Common Stock on the NYSE or trading volume of CCT Common Stock (provided that the underlying cause of such failure or decline will be considered in determining whether there is a material adverse effect).

The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its subsidiaries taken as whole relative to other participants in the same industries in which such party conducts its businesses.

Conduct of Business Pending Completion of the Merger

CCT

CCT has undertaken customary covenants that place restrictions on it and certain of its subsidiaries until completion of the Merger. In general, CCT has agreed that before the completion of the Merger, except as may be required by law, as expressly contemplated by the Merger Agreement, as set forth in the CCT disclosure schedule or with the prior written consent of the other parties to the Merger Agreement, it will, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business consistent with past practice and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

In addition, before the completion of the Merger, CCT has agreed that, except as may be required by law or as expressly contemplated by the Merger Agreement or as set forth in the CCT disclosure schedule CCT will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of FSIC:

•

other than pursuant to the CCT’s distribution reinvestment plan, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

•

(i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and CCT’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for CCT to maintain its qualification as a RIC, (C) dividends payable by any direct or indirect wholly owned subsidiary of CCT to CCT or another direct or indirect wholly owned subsidiary of CCT or (D) a final tax dividend for the period beginning on January 1, 2018 and ending on the date the transactions contemplated by the Merger Agreement are consummated as required by law; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

•

sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business consistent with past practice and CCT’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure indebtedness of CCT or any of its subsidiaries outstanding as of the date of the Merger Agreement pursuant to the terms of such indebtedness;

•

acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with past practice and CCT’s investment objectives and policies as publicly disclosed;

•	amend any of its governing documents or governing documents of any of its subsidiaries;

•

implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

•	hire any employees or establish, become a party to or commit to adopt any employee benefit plan;

•

take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Merger or (ii) prevent the Merger from qualifying as a “reorganization” under Section 368(a) of the Code;

•

incur any indebtedness or guarantee any indebtedness of another person or entity, except for draw-downs with respect to certain existing financing arrangements and obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

•

make or agree to make any new capital expenditure, except for obligations to fund commitments to portfolio companies entered into in the ordinary course of business and CCT’s investment objectives and policies as publicly disclosed;

•

file or amend any material tax return other than in the ordinary course of business consistent with past practice; make, change or revoke any tax election; or settle or compromise any material tax liability or refund;

•	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CCT to fail to qualify or not be subject to tax as a RIC;

•

enter into any new line of business (except for any portfolio companies in which CCT or any of its subsidiaries has made a debt or equity investment that is, would or should be reflected in CCT’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

•	enter into any material contract;

•

other than in the ordinary course of business consistent with past practice and CCT’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract;

•

settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and CCT’s investment objectives and policeis as publicly disclosed in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its subsidiaries or, after the Effective Time, FSIC, the surviving company or any of their subsidiaries, and (iii) would not admit liability, guilt or fault;

•

(i) pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of CCT or its subsidiaries or (ii) cancel any material indebtedness;

•

merge or consolidate CCT or any of its subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction with any person or entity, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of CCT or any of its subsidiaries; or

•	agree to take, make any commitment to take, or adopt any resolutions authorizing, any of the foregoing actions.

FSIC

FSIC has undertaken customary covenants that place restrictions on it and certain of its subsidiaries until completion of the Merger. In general, FSIC has agreed that before the completion of the Merger, except as may be required by law, as expressly contemplated by the Merger Agreement, as set forth in the FSIC disclosure schedule or with the prior written consent of CCT, it will, and will cause each of its subsidiaries to, conduct their business in the ordinary course of business consistent with past practice and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

In addition, before the completion of the Merger, FSIC has agreed that, except as may be required by law or as expressly contemplated by the Merger Agreement or as set forth in the FSIC disclosure schedule, FSIC will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of CCT:

•

other than pursuant to FSIC’s distribution reinvestment plan, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

•

(i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular monthly cash distributions payable on a monthly basis consistent with past practices and FSIC’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for FSIC to maintain its qualification as a RIC or (C) dividends payable by any direct or indirect wholly owned subsidiary of FSIC to FSIC or another direct or indirect wholly owned subsidiary of FSIC; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

•

sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business consistent with past practice and FSIC’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure indebtedness of FSIC or any of its subsidiaries outstanding as of the date of the Merger Agreement pursuant to the terms of such indebtedness;

•

acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with past practice and FSIC’s investment objectives and policies as publicly disclosed;

•	amend any of its governing documents or similar governing documents of any of its subsidiaries (other than to increase the number of shares of authorized FSIC Common Stock);

•

implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

•	hire any employees or establish, become a party to or commit to adopt any employee benefit plan;

•

take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Merger or (ii) prevent the Merger from qualifying as a “reorganization” under the Code;

•

incur any indebtedness or guarantee any indebtedness of another person or entity, except for draw-downs with respect to certain existing financing arrangements and obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

•	make or agree to make any new capital expenditure, except for obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

•

file or amend any material tax return other than in the ordinary course of business consistent with past practice; make, change or revoke any tax election; or settle or compromise any material tax liability or refund;

•	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause FSIC to fail to qualify or not be subject to tax as a RIC;

•

enter into any new line of business (except for any portfolio companies in which FSIC or any of its subsidiaries has made a debt or equity investment that is, would or should be reflected in CCT’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

•	enter into any material contract;

•

other than in the ordinary course of business consistent with past practice and FSIC’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract;

•

settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and FSIC’s investment objectives and policies as publicly disclosed in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its subsidiaries or, after the Effective Time, the surviving company or any of their subsidiaries, and (iii) would not admit liability, guilt or fault;

•

(i) pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of FSIC or its subsidiaries or (ii) cancel any material indebtedness;

•

merge or consolidate FSIC or any of its subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction with any person or entity, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of FSIC or any of its subsidiaries; or

•	agree to take, make any commitment to take, or adopt any resolutions authorizing, any of the foregoing actions.

Additional Agreements

Further Assurances; Regulatory Matters

The Merger Agreement contains covenants relating to the preparation of this document, the holding of the FSIC Annual Meeting and the CCT Annual Meeting, access to information of the other party, obtaining certain regulatory and third party consents, publicity, tax matters and takeover statutes and provisions. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take all actions, and to do all things necessary to obtain as promptly as practicable all permits of all governmental entities, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties that are necessary or advisable, to consummate the transactions (including the Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all other permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Merger) and each party must keep the other reasonably apprised of the status of matters relating to completion of the Merger. The parties are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Merger, other than the consent fees set forth in the disclosure schedules to the Merger Agreement.

Stockholder Approval

CCT has agreed to hold the CCT Annual Meeting as promptly as practicable (but in no event later than 10 business days) following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of CCT stockholders of the Merger Proposal. CCT will be required to use its reasonable best efforts to obtain from its stockholders the vote required to approve the Merger Proposal, and such obligations will not be affected by the existence of any takeover proposals or any adverse recommendation change made by CCT.

Similarly, FSIC has agreed to hold the FSIC Annual Meeting as promptly as practicable (but in no event later than 10 business days) following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of FSIC stockholders of the Merger Stock Issuance Proposal. FSIC will be required to use its reasonable best efforts to obtain from its stockholders the vote required to approve the Merger Stock Issuance Proposal, and such obligations will not be affected by the existence of any adverse recommendation change made by FSIC.

NYSE Listing

FSIC is required to use reasonable best efforts to cause the shares comprising the Merger Consideration to be approved for listing on the NYSE at or prior to the Effective Time.

Indemnification; Directors’ and Officers’ Insurance

FSIC has agreed to indemnify, defend and hold harmless, and advance expenses, to the present and former directors and officers of CCT or any of its subsidiaries, collectively, the “D&O Indemnified Parties,” with respect to all acts or omissions in such capacities at any time prior to the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby), to the fullest extent permitted by applicable law and as set forth in the Indemnification Agreement, dated July 22, 2018, by and between CCT and each member of CCT Board. If an indemnified liability arises, (i) FSIC has agreed to advance the applicable D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred so long as such D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advanced expenses if he or she is ultimately determined to be not entitled to indemnification and (ii) FSIC and the applicable D&O Indemnified Party will cooperate in the defense of such matter.

Unless CCT has purchased a “tail” policy prior to the Effective Time as provided below, for at least six (6) years after the Effective Time, FSIC or its successor will be required to pay for and maintain in full force and effect, a “tail” policy for the extension of the directors’ and officers’ liability coverage of CCT’s existing directors’ and officers’ insurance policies, with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, CCT’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (provided that FSIC will not be required to pay an annual premium for such insurance in excess of 300% of the aggregate annual premiums currently paid by CCT on an annualized basis, but in such case will purchase as much of such coverage as possible for such amount). If FSIC or any of its successors or assigns consolidates or merges into another entity and is not the surviving entity, or transfers all or substantially all of its assets to another entity, then FSIC will cause such other entity to assume the foregoing obligations.

No Solicitation

Each of CCT and FSIC has agreed to, and to cause its affiliates, subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions or negotiations with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below) from a third party and not to directly or indirectly: (i) solicit or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal or enter into any contract or understanding requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other transaction contemplated by the Merger Agreement; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any person (other than FSIC, CCT and their respective affiliates) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any person (other than FSIC, CCT and or its respective affiliates) or with respect to any transaction (other than the transactions contemplated by the Merger Agreement) or (y) waive or release under any standstill or any similar agreement with respect to equity securities of CCT or FSIC. If CCT or FSIC receives a Takeover Proposal or similar request for information, it must notify FSIC or CCT, as applicable, as promptly as reasonably practicable (and in any event within twenty-four (24) hours), provide the other party with copies of any written materials received by it in connection thereto (including the identity of the potential acquirer), and keep the other party informed on a reasonably current basis of the status (including the status of negotiations) of such Takeover Proposal or similar request for information.

CCT and FSIC Recommendations

CCT Recommendation

If, prior to the CCT Annual Meeting, (i) CCT receives a bona fide unsolicited Takeover Proposal from a third party, (ii) the CCT Board determines in good faith, after consultation with its outside legal counsel that (x) failure to consider such Takeover Proposal would reasonably likely be a breach of the standard of conduct applicable to the directors of CCT under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “CCT Superior Proposal”; and (iii) CCT gives FSIC at least two (2) Business Days prior written notice of the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and CCT’s intention to furnish information to, or participate in discussions or negotiations with, such third party then CCT may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to FSIC within twenty-four (24) hours after determining that a Takeover Proposal constitutes a CCT Superior Proposal.

In addition, CCT may take other actions if the CCT Board determines (by a majority of its members), after consultation with its outside counsel, that the continued recommendation of the Merger Proposal to its stockholders would reasonably likely be a breach of the standard of conduct applicable to the directors of CCT under applicable law as a result of a Superior Proposal, including withdrawing, qualifying, or modifying the recommendation of the CCT Board that the stockholders of CCT approve the Merger or taking any other action inconsistent with such recommendation, a “CCT Adverse Recommendation Change.” CCT may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal, subject to (1) negotiating in good faith to amend the Merger Agreement so that the Superior Proposal is no longer deemed a Superior Proposal and satisfying certain other procedural requirements and (2) the payment of a $75,177,120 termination fee to FSIC. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the CCT Board from withdrawing or qualifying or publicly propose to withdraw or qualify the approval, adoption, recommendation or declaration of the Merger Stock Issuance Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

FSIC Recommendation

If, prior to the FSIC Annual Meeting, (i) FSIC receives a bona fide unsolicited Takeover Proposal from a third party, (ii) the FSIC Board determines in good faith, after consultation with its outside legal counsel that (x) failure to consider such Takeover Proposal would reasonably likely be a breach of the standard of conduct applicable to the directors of FSIC under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “FSIC Superior Proposal”; and (iii) FSIC gives CCT at least two (2) Business Days prior written notice of the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and FSIC’s intention to furnish information to, or participate in discussions or negotiations with, such third party then FSIC may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to CCT within twenty-four (24) hours after determining that a Takeover Proposal constitutes a FSIC Superior Proposal.

In addition, FSIC may take other actions if the FSIC Board determines (by a majority of its members), after consultation with its outside counsel, that the continued recommendation of the Merger Stock Issuance Proposal to its stockholders would reasonably likely be a breach of the standard of conduct applicable to the directors of FSIC as a result of a FSIC Superior Proposal, including withdrawing, qualifying, or modifying the recommendation of the FSIC Board that the stockholders of FSIC approve the Merger Stock Issuance Proposal or taking any other action inconsistent with such recommendation, a “FSIC Adverse Recommendation Change.” FSIC may terminate the Merger Agreement and enter into an agreement with a third party who makes a FSIC Superior Proposal, subject to (1) negotiating in good faith to amend the Merger Agreement so that the FSIC Superior Proposal is no longer deemed a FSIC Superior Proposal and satisfying certain other procedural requirements and (2) the payment of a $75,177,120 termination fee to CCT. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the FSIC Board from withdrawing or qualifying or publicly propose to withdraw or qualify the approval, adoption, recommendation or declaration of the Merger Stock Issuance Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Related Definitions

For purposes of the Merger Agreement:

•

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or group of persons (other than FSIC, CCT or any of their affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving CCT or FSIC or any of its subsidiaries or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of CCT or FSIC, as applicable, and its respective subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, CCT or FSIC, as applicable, or in any of its subsidiaries, in each case other than the Merger and the other transactions contemplated thereby.”

•

“CCT Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, CCT or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of CCT or more than 75% of the assets CCT on a consolidated basis (a) on terms which the CCT Board determines in good faith to be superior for the stockholders of CCT (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the termination fee to FSIC and any alternative proposed by FSIC), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined by the CCT Board (including a majority of the CCT Independent Directors) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“FSIC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, FSIC or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of FSIC or more than 75% of the assets FSIC on a consolidated basis (a) on terms which the FSIC Board determines in good faith to be superior for the stockholders of FSIC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the termination fee to CCT and any alternative proposed by CCT), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined by the FSIC Board (including a majority of the Independent Directors of FSIC) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, FSIC and its subsidiaries, taken as a whole, or CCT and its subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, the Merger Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the CCT Common Stock or FSIC Common Stock (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred); (c) changes in general economic, social or political conditions or the financial markets in general; or (d) general changes or developments in the industries in which the applicable party and its Consolidated Subsidiaries operate, including general changes in law after the date hereof across such industries.

Other than as described herein, neither CCT nor the CCT Board may make any CCT Adverse Recommendation Change, and no CCT Adverse Recommendation Change will change the approval of the Merger Proposal or any other approval of the CCT Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

Access to Information

Upon reasonable notice, except as may otherwise be restricted by applicable law, each of CCT and FSIC shall, and shall cause its subsidiaries, to afford to the directors, officers, accountants, counsel, advisors and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, contracts, and records and, during such period, such party shall, and shall cause its subsidiaries to, make available to the other party (including via EDGAR) all other information concerning its business and properties as the other party may reasonably request.

Publicity

CCT and FSIC each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to the transactions contemplated by the Merger Agreement, except as may be required by applicable law, the rules and regulations of the NYSE and, to the extent such press release or disclosure is issued or made, FSIC or CCT, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such disclosure.

Takeover Statutes and Provisions

Neither FSIC nor CCT will take any action that would cause the transactions actions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of FSIC and CCT shall take all necessary steps within its control to exempt such transactions from any applicable takeover statute.

Tax Matters

FSIC and CCT shall each obtain an opinion from Dechert LLP, as counsel to FSIC and to CCT, generally to the effect that the Merger will qualify as a “reorganization”, within the meaning of Section 368(a) of the Code.

Stockholder Litigation

The parties to the Merger Agreement shall reasonably cooperate and consult with one another in connection with defense and settlement of any proceeding by CCT’s stockholders or FSIC’s stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of CCT and FSIC shall keep the other party reasonably informed of any material developments in connections with any such proceeding brought by its stockholders and shall not settle any such proceeding without the prior written consent of the other party.

Section 16 Matters

Prior to the Effective Time, the board of directors of each of FSIC and CCT shall take all such steps as may be required to cause any dispositions of CCT common stock or acquisitions of FSIC common stock resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) for the Exchange Act with respect to CCT or will become subject to such reporting requirements with respect to FSIC, in each case, to be exempt pursuant to Rule 16b-3.

No Other Representations or Warranties

The parties acknowledge and agree that except for the representations contained in the Merger Agreement, none of the Advisor, CCT, FSIC or any of CCT’s or FSIC’s subsidiaries or any other person acting on behalf of the foregoing makes any representation or warranty, express or implied.

Merger of the Surviving Company

Immediately after the occurrence of the Effective Time and in accordance with the MGCL, the surviving company and FSIC shall consummate the Subsequent Combination.

Coordination of Dividends

FSIC and CCT shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither FSIC nor CCT shall authorize or declare any dividend or distributions to stockholders after the Determination Date at any time on or before the Closing Date.

Nomination of CCT Directors to FSIC Board

The FSIC Nominating and Corporate Governance Committee recommended, and the Board of Directors of FSIC approved, the nomination of Messrs. Arnold and Kropp, two CCT Independent Directors, to stand for election as directors of FSIC at the FSIC Annual Meeting, and FSIC shall use all reasonable best efforts to cause the election of each nominee, to be effective as of the Effective Time.

Conditions to Closing the Merger

Conditions to Each Party’s Obligations to Effect the Merger

The obligations of FSIC and CCT to complete the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

•	the required approvals of FSIC and CCT stockholders are obtained at their respective stockholder meetings;

•	the shares of FSIC stock to be issued in the Merger have been authorized for listing on NYSE, subject to official notice of issuance;

•

the registration statement, of which this document forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC, and any necessary state securities or “blue sky” authorizations have been received;

•

no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Merger or any of the other transactions contemplated thereby is in effect;

•

all regulatory approvals required by applicable law to consummate the Merger have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act);

•

no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Merger or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement; and

•	the determination of the CCT net asset value and the FSIC net asset value, in each case as of the Determination Date, have been completed in accordance with the Merger Agreement.

Conditions to Obligations of FSIC and Merger Sub to Effect the Merger

The obligations of FSIC and Merger Sub to effect the Merger are also subject to the satisfaction, or waiver by FSIC, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of CCT, pertaining to:

(1)

the authorized and outstanding capital stock of CCT are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(2)

absence of certain changes or events are true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(3)

authority, no violation, brokers, state takeover laws and appraisal rights, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and

(4)

all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement date and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

•

the representations and warranties of the Advisor contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of the Advisor are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to FSIC.

•

CCT has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and FSIC has received a certificate signed on behalf of CCT by an executive officer of CCT to such effect;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of CCT;

•

FSIC has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Merger and Subsequent Combination will be treated as a reorganization within the meaning of Section 368(a) of the Code; provided, that if counsel for FSIC will not render such an opinion, counsel for CCT may render such opinion to FSIC.

Conditions to Obligations of CCT to Effect the Merger

The obligation of CCT to effect the Merger is also subject to the satisfaction, or waiver by FSIC, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of FSIC and Merger Sub, pertaining to:

(1)

the authorized and outstanding capital stock of FSIC are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(2)

absence of certain changes or events are true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(3)

authority, no violation and brokers, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and

(4)

all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement date and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

•

the representations and warranties of the Advisor contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of the Advisor are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, had has or would reasonably be expected to have a material adverse effect with respect to CCT.

•

each of FSIC and Merger Sub have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and CCT has received a certificate signed on behalf of FSIC by an executive officer of FSIC to such effect;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of FSIC;

•

CCT has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Merger and Subsequent Combination will be treated as a reorganization within the meaning of Section 368(a) of the Code; provided, that if counsel for CCT will not render such an opinion, counsel for FSIC may render such opinion to CCT.

Frustration of Closing Conditions

No party to the Merger Agreement may rely on the failure of any condition applicable to the other party to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Merger and the transactions contemplated thereby.

Termination of the Merger Agreement

Right to Terminate

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Merger Proposal by the stockholders of CCT or the Merger Stock Issuance Proposal by the stockholders of FSIC:

•	by mutual consent of CCT and FSIC;

•	by either CCT or FSIC, if:

¡	any governmental entity takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the Merger Agreement;

¡

the Merger has not been completed on or before July 22, 2019 (subject to possible extension as provided in the Merger Agreement the “Termination Date”), provided that the right to terminate the Merger Agreement on this basis shall not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;

¡	the CCT stockholder approval is not obtained; or

¡	the FSIC stockholder approval is not obtained,

¡

provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement.

•	by CCT, if:

¡

FSIC or Merger Sub breach or fail to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of certain CCT closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by CCT to FSIC (provided that CCT is not then in material breach so as to result in the failure of an FSIC closing condition);

¡	prior to obtaining approval of the Merger Stock Issuance Proposal by the stockholders of FSIC (A) an FSIC Adverse Recommendation Change occurs and/or FSIC adopts, approves or recommends an FSIC Takeover Proposal (or publicly proposes to do any of the foregoing), (B) the FSIC Board fails to recommend that FSIC’s stockholders vote in favor of the Merger Stock Issuance Proposal, (C) a Takeover Proposal is publicly announced and FSIC fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the FSIC Board that FSIC’s stockholders vote in favor of the Merger Stock Issuance Proposal or (D) a tender or exchange offer relating to any shares of FSIC Common Stock has been commenced by a third party and FSIC did not send to its stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the FSIC Board recommends rejection of such tender or exchange offer;

¡	FSIC breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties;

¡

prior to obtaining approval of the Merger Proposal by the stockholders of CCT, (A) CCT is not in material breach of any of the terms of the Merger Agreement, (B) the CCT Board properly authorizes CCT to enter into, and CCT enters into, a definitive contract with respect to a CCT Superior Proposal and (C) CCT prior to such termination pays to FSIC in immediately available funds a termination fee equal to $75,177,120; or

¡

within five (5) business days following the filing with the SEC of FSIC’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018, (x) the CCT Independent Directors determine, in their reasonable good faith judgment, that there is a material difference between the Preliminary June 30 Financial Information provided to the CCT Independent Directors by the Advisor as the basis for CCT’s financial advisor’s fairness opinion and the Final June 30 Financial Information of FSIC or (y) CCT’s financial advisor withdraws its fairness opinion, in its good faith judgment, as a result of differences between the Preliminary June 30 Financial Information and the Final June 30 Financial Information, and in each case the CCT Independent Directors determine in good faith and in accordance with the applicable standard of conduct to terminate the Merger Agreement, subject to the processes set forth in the Merger Agreement.

•	by FSIC, if:

¡

CCT breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of FSIC closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by FSIC to CCT (provided that FSIC is not then in material breach so as to result in the failure of a CCT closing condition);

¡

prior to obtaining approval of the Merger Proposal by the stockholders of CCT (A) a CCT Adverse Recommendation Change occurs and/or FSIC adopts, approves or recommends an FSIC Takeover Proposal, (B) CCT fails to recommend that the CCT’s stockholders vote in favor of the Merger Proposal, including the Merger, (C) a Takeover Proposal is publicly announced and CCT fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the CCT Board that CCT’s stockholders vote in favor of the Merger Proposal, including the Merger or (D) a tender or exchange offer relating to any shares of CCT Common Stock has been commenced by a third party and CCT did not send to its stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the CCT Board recommends rejection of such tender or exchange offer;

¡	CCT breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties;

¡

prior to obtaining approval of the Merger Stock Issuance Proposal by the stockholders of FSIC, (A) FSIC is not in material breach of any of the terms of the Merger Agreement, (B) the FSIC Board properly authorizes FSIC to enter into, and FSIC enters into, a definitive contract with respect to a FSIC Superior Proposal and (C) FSIC prior to such termination pays to CCT in immediately available funds a termination fee equal to $75,177,120; or

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within five (5) business days following the filing with the SEC of CCT’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018, (x) the independent directors of FSIC determine, in their reasonable good faith judgment, that there is a material difference between the Preliminary June 30 Financial Information provided to the independent directors of FSIC by the Advisor as the basis for FSIC’s financial advisor’s fairness opinion and the Final June 30 Financial Information or (y) CCT’s financial advisor withdraws its fairness opinion, in its good faith judgment, as a result of differences between the Preliminary June 30 Financial Information and the Final June 30 Financial Information, and in each case the independent directors of FSIC determine in good faith and in accordance with the applicable standard of conduct to terminate the Merger Agreement, subject to the processes set forth in the Merger Agreement.

Termination Fees

Set forth below are summaries of the termination fees that may be payable if the Merger Agreement is terminated prior to consummation of the Merger. FSIC or CCT, as applicable, will be the entities entitled to receive any termination fees under the Merger Agreement. The boards of directors of each of FSIC and CCT have approved the amount of the termination fee which may be paid.

CCT Termination Fee

The Merger Agreement provides for the payment by CCT to FSIC of a termination fee of $75,177,120 if the Merger Agreement is terminated by CCT or FSIC, as applicable, under the following circumstances:

•	the CCT Board has changed its recommendation in favor of the Merger Proposal and/or has approved a Takeover Proposal;

•	CCT fails to recommend that CCT stockholders vote in favor of the Merger Proposal;

•	a Takeover Proposal is announced and the CCT Board fails to reaffirm its recommendation that CCT stockholders vote in favor of the Merger Proposal;

•	a tender or exchange offer for CCT Common Stock is initiated by a third-party and the CCT Board does not recommend rejection of such tender or exchange offer;

•	CCT materially breaches any of its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

•

(1) the Merger is not completed by the Termination Date, the CCT stockholders do not approve the Merger Proposal at the CCT Annual Meeting, or CCT willfully or intentionally breaches its representations, warranties, covenants or agreements in the Merger Agreement, (2) a Takeover Proposal is disclosed after the date of the Merger Agreement and (3) CCT enters into an agreement with respect to such Takeover Proposal within twelve (12) months after the Merger Agreement is terminated and such takeover is subsequently completed.

FSIC Termination Fee

The Merger Agreement provides for a payment by FSIC to CCT of a termination fee of $75,177,120 if the Merger Agreement is terminated by FSIC or CCT, as applicable, under the following circumstances:

•	the FSIC Board has changed its recommendation in favor of the Merger Stock Issuance Proposal and/or has approved a Takeover Proposal;

•	FSIC fails to recommend that FSIC stockholders vote in favor of the Merger Stock Issuance Proposal;

•	a Takeover Proposal is announced and the FSIC Board fails to reaffirm its recommendation that CCT stockholders vote in favor of the Merger Stock Issuance Proposal;

•	a tender or exchange offer for FSIC Common Stock is initiated by a third-party and the FSIC Board does not recommend rejection of such tender or exchange offer;

•	FSIC materially breaches any of its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

•

(1) the Merger is not completed by the Termination Date, the FSIC stockholders do not approve the Merger Stock Issuance Proposal at the FSIC Annual Meeting, or FSIC willfully or intentionally breaches its representations, warranties, covenants or agreements in the Merger Agreement, (2) a Takeover Proposal is disclosed after the date of the Merger Agreement and (3) FSIC enters into an agreement with respect to such Takeover Proposal within twelve (12) months after the Merger Agreement is terminated and such takeover is subsequently completed.

Effect of Termination

If the Merger Agreement is terminated, it will become void and have no effect and there will be no liability on the part of FSIC, Merger Sub, CCT, or their respective affiliates or subsidiaries or any of their respective directors or officers, except that (1) FSIC and CCT will remain liable to each other for any damages incurred arising out of any willful or intentional breach of the Merger Agreement or a failure or refusal by a party to consummate the Merger when such party was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination, including, but not limited to, the termination and termination fee provisions and confidentiality provisions.

Amendment of the Merger Agreement

The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the Merger Stock Issuance Proposal by the stockholders of FSIC or the Merger Proposal by the stockholders of CCT; provided, that after any approval of the Merger Stock Issuance Proposal by the stockholders of FSIC or the Merger Proposal by the stockholders of CCT, there may not be, without further approval of such stockholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Expenses and Fees

In general, all fees and expenses incurred in connection with the Merger, the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such fees or expenses, whether or not the Merger is consummated, subject to any termination fees that may be payable. Notwithstanding the foregoing, (i) costs and expenses of printing and mailing this document and all filing and other fees paid to the SEC in connection with the Merger, and (ii) all filing and other fees in connection with any filing under the HSR Act, will, in each case, be borne equally by FSIC and CCT.

ACCOUNTING TREATMENT OF THE MERGER

Management has performed an analysis and determined that the Merger is an asset acquisition and that FS Investment Corporation is the accounting survivor. Therefore, the Merger will be accounted for under the asset acquisition method of accounting by FSIC in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill.

The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of CCT’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of CCT as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following discussion is a general summary of the material U.S. federal income tax consequences of the Merger, including an investment in shares of FSIC Common Stock to a CCT stockholder. This summary does not purport to be a complete description of the income tax consequences of the Merger applicable to an investment in shares of FSIC Common Stock. For example, FSIC has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, pension plans and trusts, and financial institutions. This summary assumes that investors hold FSIC’s Common Stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this document and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. For purposes of this discussion, references to “dividends” include dividends within the meaning of the applicable U.S. federal income tax laws and associated regulations, and may include amounts distributed from sources other than listed under Section 19(a) of the 1940 Act.

FSIC has not sought and will not seek any ruling from the Internal Revenue Service, or IRS, as to the U.S. federal income tax consequences of the Merger or any related transactions. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if FSIC invested in tax-exempt securities or certain other investment assets. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Merger to you, as applicable, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Certain Material U.S. Federal Income Tax Consequences of the Merger

Tax Consequences if the Merger Qualifies as a Reorganization

The obligation of FSIC to consummate the Merger is contingent upon its receipt of an opinion from Dechert LLP, counsel to FSIC, or alternatively from counsel to CCT, and the obligation of CCT to consummate the Merger is contingent upon its receipt of an opinion from Dechert LLP, counsel to CCT, or alternatively from counsel to FSIC, generally to the effect that the Merger will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, with respect to FSIC and CCT. If the Merger qualifies as a reorganization, then generally for U.S. federal income tax purposes:

•	no gain or loss will be recognized by FSIC upon receipt of CCT’s assets in exchange for FSIC Common Stock and the assumption by FSIC of the liabilities of CCT;

•	FSIC’s tax basis in the assets of CCT transferred to FSIC in the Merger will be the same as CCT’s tax basis in the assets immediately prior to the transfer;

•	FSIC’s holding periods for the assets of CCT will include the periods during which such assets were held by CCT;

•

no gain or loss will be recognized by CCT upon the transfer of CCT’s assets to FSIC in exchange for FSIC Common Stock and the assumption by FSIC of the liabilities of CCT or upon the deemed distribution of FSIC Common Stock by CCT to its stockholders;

•

no gain or loss will be recognized by CCT’s stockholders upon the exchange of their CCT Common Stock for FSIC Common Stock, except with respect to cash received instead of a fractional share interest as discussed below;

•	the tax basis of FSIC Common Stock an CCT stockholder receives in connection with the Merger will be the same as the tax basis of the CCT stockholder’s CCT Common Stock exchanged therefor,

reduced by any tax basis that is properly allocable to any fractional share interest of FSIC Common Stock that is redeemed for cash, as discussed below;

•	a CCT stockholder’s holding period for the CCT stockholder’s FSIC Common Stock will include the period for which the CCT stockholder held the CCT Common Stock exchanged therefor; and

•

FSIC will succeed to, and take into account the items of CCT described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and the U.S. Treasury regulations thereunder.

The tax opinions described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by FSIC and CCT.

Cash in lieu of a Fractional Share

If a CCT stockholder receives cash instead of a fractional share of FSIC Common Stock, the CCT stockholder will be treated as having received the fractional share of FSIC Common Stock pursuant to the Merger and then as having sold that fractional share of FSIC Common Stock for cash. As a result, each such CCT stockholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of FSIC Common Stock. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the Effective Time, the holding period for the shares (including the holding period of CCT Common Stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations. U.S. federal backup withholding tax may be imposed on any cash received instead of a fractional share interest.

Utilization of Loss Carryforwards and Unrealized Losses

FSIC and CCT are presently entitled to significant loss carryforwards for U.S. federal income tax purposes.

In general, limitation under the Code potentially will apply to loss carryforwards and unrealized losses of CCT if CCT stockholders before the merger hold less than 50% of the outstanding shares of FSIC immediately following the Merger. Similarly, limitation under the Code potentially will apply to loss carryforwards and unrealized losses of FSIC if FSIC stockholders before the merger hold less than 50% of the outstanding shares of FSIC immediately following the Merger.

In this regard, the Merger is expected to result in potential limitations on the ability of FSIC to use its loss carryforwards and potentially to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized and on the ability of FSIC’s taxable subsidiaries to use their net operating loss carryforwards, if any. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations as to FSIC generally would equal the product of the fair market value of FSIC’s equity immediately prior to the Merger and the “long-term tax-exempt rate,” as published quarterly by the IRS, in effect at such time. As of July 2018, the long-term tax-exempt rate is 2.32%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Merger. As of June 30, 2018, for U.S. federal income tax purposes, FSIC had capital loss carryforwards and net unrealized losses of approximately $173 million plus FSIC’s taxable subsidiaries had net operating loss carryforwards of approximately $77 million in the aggregate. These figures are likely to change by the date of the Merger and do not reflect the impact of the Merger including, in particular, the application of the loss limitation rules described herein or the materiality of the loss limitation.

If it turns out that CCT stockholders before the merger hold less than 50% of the outstanding shares of FSIC immediately following the Merger, the Merger will result in a limitation on the ability of FSIC to use CCT’s capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized and in the ability of CCT’s taxable subsidiaries to use their net operating loss carryforwards, if any. As of December 31, 2017, for U.S. federal income tax purposes, CCT had capital loss carryforwards of approximately $85 million and net unrealized losses of approximately $189 million plus CCT’s taxable subsidiaries had net operating loss carryforwards of approximately $11 million in the aggregate. These figures are likely to change by the date of the Merger, and do not reflect the impact of the Merger, including, in particular, the application of the loss limitation rules discussed herein or the materiality of the loss limitation.

FSIC will be prohibited from using its capital loss carryforwards and unrealized losses (once realized) against the unrealized gains in CCT’s portfolio at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger, if CCT has a net unrealized built in gain at the time of the Merger. The ability of FSIC to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if FSIC is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both CCT and FSIC stockholders following the Merger. Therefore, an FSIC stockholder or CCT stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Merger did not occur.

FSIC will also be prohibited from using CCT’s capital loss carryforwards and unrealized losses (once realized) against the unrealized gains in FSIC’s portfolio at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger, if FSIC has a net unrealized built in gain at the time of the Merger. The ability of FSIC to use CCT’s losses in the future depends upon a variety of factors that cannot be known in advance. Even if FSIC is able to utilize capital loss carryforwards or unrealized losses of CCT, the tax benefit resulting from those losses will be shared by both CCT and FSIC stockholders following the Merger. Therefore, a CCT stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Merger did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Merger, only that percentage of FSIC’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Merger can be reduced by CCT’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

A RIC cannot carry forward or carry back any net operating losses for U.S. federal income tax purposes. Accordingly, FSIC cannot use any net operating losses inherited from CCT in the Merger.

Status as a Regulated Investment Company

Both CCT and FSIC believe they have qualified, and expect to continue to qualify, as RICs. Accordingly, both CCT and FSIC believe that they have not been, and expect to continue not to be, subject to U.S. federal income tax to the extent that they have made or make distributions treated as dividends for U.S. federal income tax purposes to their stockholders, each tax year, generally of an amount at least 90% of their respective “investment company taxable income,” which is generally net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid.

If CCT or FSIC were unable to qualify for tax treatment as a RIC, they would be subject to tax on all of their taxable income at regular corporate rates, regardless of whether they make any distributions to their stockholders. Distributions would not be required, and any distributions generally would be taxable to stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Moreover, if either CCT or FSIC fail to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, they would be required to distribute their earnings and profits attributable to any of their non-RIC tax years as dividends to their stockholders. In addition, if either fail to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year they may be subject to regular corporate tax on any net built-in gains with respect to certain assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if they had sold the property at fair market value at the end of the tax year) that they elect to recognize on requalification or when recognized over the next five tax years.

Distribution of Income and Gains

CCT’s tax year is expected to end as a result of the Merger. CCT generally will be required to declare to its stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Merger, in order to maintain CCT’s treatment as a RIC during its tax year ending with the date of the Merger and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Moreover, if FSIC has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Merger and you acquire shares of FSIC Common Stock in the Merger, a portion of your subsequent distributions from FSIC may, in effect, be a taxable return of part of your investment. Similarly, if you acquire FSIC Common Stock in the Merger when it holds appreciated securities, you may receive a taxable return of part of your investment if and when FSIC sells the appreciated securities and distributes the realized gain.

U.S. Federal Income Taxation of an Investment in FSIC Common Stock

The following discussion summarizes the U.S. federal income taxation of an investment in FSIC Common Stock. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.

A “U.S. stockholder” generally is a beneficial owner of shares of FSIC Common Stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more United States persons (as defined under the Code) have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of FSIC Common Stock that is not a U.S. stockholder nor a partnership (or entity treated like a partnership) for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of FSIC Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of FSIC Common Stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of FSIC Common Stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of FSIC Common Stock will depend on the facts of his, her or its particular situation. CCT stockholders should consult their own tax advisers regarding the specific consequences of the Merger, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company. FSIC has elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, FSIC generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it timely distributes each tax year as dividends for U.S. federal income tax purposes to its stockholders. To qualify for and maintain its qualification as a RIC, FSIC must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, FSIC must distribute to its stockholders, for each tax year, distributions treated as dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of its “investment company taxable income,” which is generally the sum of FSIC’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the annual distribution requirement.

Taxation as a RIC. If FSIC:

•	qualifies as a RIC; and

•	satisfies the annual distribution requirement

then it will not be subject to U.S. federal income tax on the portion of its income or capital gains it distributes (or is deemed to distribute) as distributions to its stockholders. FSIC will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as distributions to its stockholders.

As a RIC, FSIC will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes amounts treated as dividends for U.S. federal income tax purposes in a timely manner to its stockholders of an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which it did not incur any U.S. federal income tax, or the excise tax avoidance requirement. Any distribution treated as dividends for U.S. federal income tax purposes declared by FSIC during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by FSIC, as well as received by its U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. FSIC generally will endeavor in each tax year to avoid incurring any material U.S. federal excise tax on its earnings.

FSIC has previously incurred, and may incur in the future, such excise tax on a portion of its income and capital gains. While FSIC intends to distribute income and capital gains to minimize exposure to the 4% excise tax, it may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, FSIC generally will be liable for the excise tax only on the amount by which it does not meet the excise tax avoidance requirement. Under certain circumstances, however, FSIC may, in its sole discretion, determine that it is in FSIC’s best interests to retain a portion of its income or capital gains rather than distribute such amount as dividends and accordingly cause FSIC to bear the excise tax burden associated therewith.

In order to qualify as a RIC for U.S. federal income tax purposes, FSIC must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each tax year;

•

derive in each tax year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock or other securities, or the 90% Income Test; and

•	diversify its holdings so that at the end of each quarter of the tax year:

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at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of such issuer; and

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no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If FSIC’s deductible expenses in a given tax year exceed its investment company taxable income, FSIC may incur a net operating loss for that tax year. However, a RIC is not permitted to carry forward net operating losses to subsequent tax years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, FSIC may for tax purposes have aggregate taxable income for several tax years that it is required to distribute and that is taxable to its stockholders even if such taxable income is greater than the net income FSIC actually earns during those tax years.

For U.S. federal income tax purposes, FSIC may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if FSIC holds debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), it must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same tax year. FSIC may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. FSIC anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Also, recent tax legislation requires that income by recognized to tax purposes no later than when recognized for financial reporting purposes, which may require, pending further regulatory guidance, that FSIC amortize market discount currently. Further, FSIC elected to amortize market discount and include such amounts in its taxable income in the current tax year, instead of upon their disposition, as an election not to do so would limit FSIC’s ability to deduct interest expense for tax purposes.

FSIC invests a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for FSIC. U.S. federal income tax rules are not entirely clear about issues such as when FSIC may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. FSIC will address these and other issues to the extent necessary in order to seek to ensure that FSIC distributes sufficient income to avoid any material U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the tax year of the accrual, FSIC may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, FSIC may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. FSIC may have to sell or otherwise dispose of some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If FSIC is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If FSIC acquires the equity securities of certain non-U.S. entities classified as a corporation for U.S. federal income tax purposes that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income, FSIC could be subject to federal income tax and additional interest charges on “excess distributions” received from such passive foreign investment companies, or PFICs, or gain from the sale of stock in such PFICs, even if all income or gain actually received by FSIC is timely distributed to its stockholders. FSIC would not be able to pass through to its stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require FSIC to recognize taxable income or gain without the concurrent receipt of cash. FSIC intends to limit and/or manage its holdings in PFICs to minimize FSIC’s liability for any such taxes and related interest charges.

If FSIC holds greater than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or CFC, FSIC may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. FSIC would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether FSIC satisfies the distribution requirements applicable to RICs, even to the extent the amount of its income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and its proceeds from any sales or other dispositions of CFC stock during a tax year. In general, a foreign corporation will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A “U.S. Stockholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a foreign corporation.

Under recently proposed Treasury Regulations, certain income derived by FSIC from a CFC or PFIC with respect to which it has made a qualified electing fund, or QEF, election would generally constitute qualifying income for purposes of determining FSIC’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes distributions of that income to FSIC. As such, FSIC may be restricted in its ability to make QEF elections with respect to its holdings in issuers that could be treated as PFICs or may be required to implement certain restrictions with the respect to any issuers that could be treated as CFCs in order to limit FSIC’s tax liability or maximize FSIC’s after-tax return from these investments.

Under recent tax legislation, FSIC and the companies in which it invests will be generally subject to certain leverage limitations regarding the deductibility of interest expense. The recent tax legislation may, pending further regulatory guidance, require FSIC to accrue market discount currently and to otherwise recognize income for tax purposes not later than it recognizes it for financial reporting purposes. The recent tax legislation may also require FSIC to recognize accumulated undistributed earnings of foreign corporations, if any, in which it was invested in 2017 if our ownership levels exceeded certain thresholds. The effects of these and other provisions of the tax legislation on FSIC remains uncertain at this time pending regulatory guidance.

FSIC’s functional currency, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, foreign exchange gains and losses realized by FSIC in connection with certain transactions involving foreign currencies, or payables or receivables denominated in a foreign currency, as well as certain non-U.S. dollar denominated debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, and similar financial instruments are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to FSIC’s stockholders. Any such transactions that are not directly related to FSIC’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” for purposes of the 90% Income Test.

Although FSIC does not presently expect to do so, it is authorized to borrow funds and to sell or otherwise dispose of assets in order to satisfy distribution requirements. However, under the 1940 Act, FSIC is not permitted to make distributions to its stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation of FS Investment Corporation—Senior Securities.” Moreover, FSIC’s ability to sell or otherwise dispose of assets to meet the annual distribution requirement may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If FSIC sells or otherwise disposes of assets in order to meet the annual distribution requirement or the excise tax avoidance requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which FSIC invests may face financial difficulties that require FSIC to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in FSIC receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Tests.

Some of the income that FSIC might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to its investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify FSIC as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for entity-level income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be subject to entity-level income tax on their earnings, which ultimately will reduce the yield to FSIC stockholders on such fees and income.

The remainder of this discussion assumes that FSIC maintains its qualification as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of Non-U.S. Stockholders,” below.

Distributions by FSIC, including distributions pursuant to its distribution reinvestment plan or where a stockholder can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of FSIC’s investment company taxable income (which is generally the sum of its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by FSIC to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or qualifying dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by FSIC will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to qualifying dividends or for the corporate dividends received deduction. Distributions of FSIC’s net capital gains (which is generally its realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by FSIC as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of FSIC’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

If a U.S. stockholder receives distributions in the form of FSIC Common Stock pursuant to FSIC’s distribution reinvestment plan, such stockholder generally will be subject to the same U.S. federal, state and local tax consequences as if it received distributions in cash. In that case, a stockholder will be treated as receiving a distribution generally of an amount equal to the fair market value of the shares of FSIC Common Stock. Any shares of FSIC Common Stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of FSIC Common Stock are credited to the U.S. stockholder’s account.

FSIC may in the future decide to retain some or all of its net capital gains, but report the retained amount as a “deemed distribution.” In that case, among other consequences, FSIC will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by FSIC. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its shares of FSIC Common Stock. Since FSIC expects to pay tax on any retained capital gains at its regular corporate income tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes FSIC paid. In order to use the deemed distribution approach, FSIC must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant tax year. FSIC cannot retain any portion of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the annual distribution requirement is satisfied for any tax year and (2) the amount of distributions paid for that tax year, FSIC may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If FSIC makes such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by FSIC in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by FSIC’s U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor acquires shares of FSIC Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of FSIC Common Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the FSIC Common Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be treated as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of FSIC Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of FSIC Common Stock may be disallowed if other shares of FSIC Common Stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of FSIC Common Stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from FSIC and net gains from redemptions or other taxable dispositions of shares of FSIC Common Stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

As a RIC, FSIC may be subject to the alternative minimum tax, or the AMT; however, any items that are treated differently for AMT purposes must be apportioned between FSIC and its U.S. stockholders, and such apportioned amounts may affect a U.S. stockholders’ AMT liability. Although U.S. Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to FSIC’s investment company taxable income (determined without regard to any deduction for dividends paid), unless a different method for a particular item is warranted under the circumstances.

FSIC (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by FSIC generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because FSIC’s income generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of FSIC Common Stock of $2 million or more in the case of an individual stockholder or $10 million or more in the case of a corporate stockholder in any single tax year (or a greater loss over a combination of tax years), such U.S.

stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.

FSIC may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish FSIC with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies FSIC that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

This subsection applies to non-U.S. stockholders, only. If you are a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above. Whether an investment in shares of FSIC Common Stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of FSIC Common Stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders of CCT should consult their tax advisers before approving the Merger and the Merger Agreement.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of FSIC’s investment company taxable income made to non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. stockholders directly) generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of FSIC’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, FSIC will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of FSIC’s investment company taxable income made to non-U.S. stockholders will not be subject to U.S. withholding tax if (i) the distributions are properly reported in a notice timely delivered to Non-U.S. stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any amount of FSIC’s distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by us.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, actual or deemed distributions of FSIC’s net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of FSIC Common Stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If FSIC distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax FSIC pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of FSIC Common Stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in shares of FSIC Common Stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides FSIC or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g., an IRS Form W-8BEN, an IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in FSIC Common Stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of the Merger.

Foreign Account Tax Compliance Act

FSIC is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Stockholders may be requested to provide additional information to FSIC to enable FSIC to determine whether such withholding is required.

Failure to Qualify as a RIC

If FSIC fails to satisfy the 90% Income Test or any Diversification Test in any tax year, FSIC may be eligible to avail itself of certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure in satisfaction of the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Tests where FSIC corrects a failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of FSIC’s income will be subject to U.S. federal corporate-level income tax as described below. FSIC cannot provide assurance that it would qualify for any such relief should it fail either the 90% Income Test or any Diversification Test.

If FSIC were unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions would generally be taxable to FSIC stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of FSIC’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if FSIC fails to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, FSIC would be required to distribute its earnings and profits attributable to any of its non-RIC tax years as dividends to its stockholders. In addition, if FSIC fails to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year FSIC may be subject to regular corporate income tax on any net built-in gains with respect to certain of its assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if FSIC had sold the property at fair market value at the end of the tax year) that it elects to recognize on requalification or when recognized over the next five tax years.

State and Local Taxes

FSIC may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In those states or localities, FSIC’s entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in shares of FSIC Common Stock may have tax consequences for stockholders that are different from those of a direct investment in FSIC’s portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

FSIC PROPOSAL 1: APPROVAL OF THE MERGER STOCK ISSUANCE

FSIC is asking its stockholders to approve the issuance of the shares of FSIC Common Stock to be issued pursuant to the Merger Agreement. It is a condition to completion of the Merger that FSIC issue shares of FSIC Common Stock to CCT stockholders pursuant to the Merger Agreement. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of CCT Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.” For more information on the FSIC stockholder vote required for approval of the Merger Stock Issuance Proposal, see “The FSIC Annual Meeting—Vote Required.”

The issuance of shares of FSIC Common Stock to CCT stockholders is necessary to complete the Merger and the approval of the Merger Stock Issuance Proposal is required for completion of the Merger.

THE FSIC BOARD UNANIMOUSLY RECOMMENDS THAT FSIC STOCKHOLDERS VOTE

“FOR” THE MERGER STOCK ISSUANCE PROPOSAL

FSIC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Stock Issuance Proposal. The affirmative vote “FOR” the Merger Stock Issuance Proposal of at least a majority of all of the votes cast at the FSIC Annual Meeting in which a quorum is present is necessary for approval of the Merger Stock Issuance Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal.

FSIC PROPOSAL 2: ELECTION OF DIRECTOR NOMINEES

Pursuant to the FSIC Bylaws, the number of directors on the FSIC Board may not be fewer than one, as required by the MGCL, or greater than twelve. The FSIC Board is currently comprised of nine directors, each of whom will hold office for the term to which he was elected and until his successor is duly elected and qualified. On September 26, 2018, the FSIC Board approved the expansion of the size of the FSIC Board from 9 directors to 11 directors, effective automatically upon the election or approval of the persons named for election or approval in this joint proxy statement/prospectus and immediately prior to the qualification of such persons as directors, as set forth below.

The directors of FSIC are divided into three classes, designated Class A, Class B and Class C. Each class of directors holds office for a three-year term. The current Class A directors hold office for a term expiring at the 2020 annual meeting. The current Class B directors hold office for a term expiring at the FSIC Annual Meeting. The current Class C directors hold office for a term expiring at the 2019 annual meeting. Upon the expansion of the size of the FSIC Board from 9 directors to 11 directors described above, a new seat will be created in each of Class B and Class C.

At the FSIC Annual Meeting, stockholders of FSIC are being asked to consider the election of Todd Builione as a Class B director who has been nominated for re-election for a three-year term expiring at the 2021 annual meeting of the stockholders.

Stockholders of FSIC are also being asked to approve the appointment of certain additional directors who have been conditionally appointed by the FSIC Board to fill certain vacancies on the FSIC Board, subject to the creation of such vacancies. Such vacancies will be created by the expansion of the FSIC Board and the resignation by the following current directors on the FSIC Board: Gregory P. Chandler, Barry H. Frank, Philip E. Hughes, Jr. and Pedro A. Ramos (the “Resigning Directors”). On September 26, 2018, each of the Resigning Directors tendered to FSIC his resignation from the FSIC Board, conditioned and effective upon the later to occur of (i) the approval by the FSIC stockholders of his successor and (ii) the earlier to occur of (A) the closing of the Merger and (B) the termination of the Merger Agreement. On September 26, 2018, the FSIC Board appointed each of Barbara Adams, Frederick Arnold, Brian R. Ford, Richard Goldstein, Jerel A. Hopkins and James H. Kropp (the “New Directors”) to fill the vacancies which may be created by these resignations and the expansion of the FSIC Board, subject to the conditions set forth below. Each of the New Directors is currently a director of one or more funds advised by the Advisor or an affiliate of FS Investments.

The following table sets forth the name of each Resigning Director or new director seat to be filled, the name of the individual who is proposed to fill the applicable vacancy and class and term such person would fill:

New Director Seat/Resigning Director	New Director	Class (Expiration of Term)
New Director Seat	Barbara Adams	C (2019)
Barry H. Frank	Frederick Arnold	C (2019)
Gregory P. Chandler	Jerel A. Hopkins	C (2019)
Pedro A. Ramos	James H. Kropp	A (2020)
Philip E. Hughes, Jr.	Brian R. Ford	B (2021)
New Director Seat	Richard Goldstein	B (2021)

At the FSIC Annual Meeting, stockholders of FSIC are being asked to approve the FSIC Board’s appointment of the New Directors, in each case to be qualified for office upon the earlier to occur of (i) the closing of the Merger and (ii) the termination of the Merger Agreement, to serve until the expiration of the term indicated next to his or her name in the table above and until a successor is elected and qualifies. If the FSIC Director Election Proposal is not approved by FSIC stockholders, the Resigning Directors will not resign and the New Directors will not become directors of FSIC.

Each New Director, if elected or approved will participate in FSIC’s standard independent director compensation arrangements. Each director nominee has agreed to serve as a director if re-elected or elected, as applicable, and has consented to being put up for election or approval in this joint proxy statement/prospectus. The FSIC Board’s nominating and corporate governance committee recommended, and the FSIC Board previously approved, the nomination of the Messrs. Arnold and Kropp to stand for election as directors of FSIC at the stockholder meeting convened pursuant to the Merger Agreement. In the Merger Agreement, FSIC agreed to use all reasonable best efforts to cause the election of each of Messrs. Arnold and Kropp to the Board. Other than the foregoing, no person being nominated or appointed as a director is being proposed or appointed for election pursuant to any agreement or understanding between such person and FSIC.

A stockholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named above. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the FSIC Board’s Nominating and Corporate Governance Committee. The FSIC Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Information about the FSIC Board and Director Nominees

The role of the FSIC Board is to provide general oversight of FSIC’s business affairs and to exercise all of FSIC’s powers except those reserved for the stockholders. The responsibilities of the FSIC Board also include, among other things, the oversight of FSIC’s investment activities, the quarterly valuation of FSIC’s assets, oversight of FSIC’s financing arrangements and corporate governance activities.

A majority of the members of the FSIC Board are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of FSIC or the Advisor, and are “independent” as required by the NYSE Listed Company Manual. These individuals are referred to as FSIC’s independent directors. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with FSIC. The members of the FSIC Board who are not independent directors are referred to as interested directors. The FSIC Board is currently comprised of nine directors, seven of whom are independent directors. To the extent that each of the director nominees is elected and the transactions contemplated by the Merger Agreement are consummated, the FSIC Board will be expended to eleven directors. The FSIC Board has determined that the following directors and director nominees are independent directors: Messrs. Arnold, Chandler, Kropp, Ford, Frank, Goldstein, Hagan, Harrow, Hopkins, Hughes, Ramos and Ujobai and Ms. Adams. Based upon information requested from each director and director nominee concerning his background, employment and affiliations, the FSIC Board has affirmatively determined that none of the independent directors has, or within the last two years had, a material business or professional relationship with FSIC, other than in his capacity as a member of the FSIC Board or any FSIC Board committee or as a stockholder.

In considering each director and the composition of the FSIC Board as a whole, the FSIC Board seeks a diverse group of experiences, characteristics, attributes and skills, including diversity in gender, ethnicity and race that the FSIC Board believes enables a director to make a significant contribution to the FSIC Board, FSIC and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors or trustees of other entities. The FSIC Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the FSIC Board and FSIC.

These experiences, characteristics, attributes and skills relate directly to the management and operations of FSIC. Success in each of these categories is a key factor in FSIC’s overall operational success and creating stockholder value. The FSIC Board believes that directors and director nominees who possess these experiences, characteristics, attributes and skills are better able to provide oversight of FSIC’s management and FSIC’s long-term and strategic objectives. Below is a description of the experience, characteristics, attributes and skills of each director and director nominee that led the FSIC Board to conclude that each such person should serve as a director. The FSIC Board also considered the specific experience described in each director’s and director nominee’s biographical information, as disclosed below.

The following tables set forth certain information regarding the director nominees and FSIC’s other independent directors and interested directors.

Nominees for Class B Directors—New Term to Expire in 2021
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Todd C. Builione Age: 44 President	Class B Director; Term expires in 2018; Director since 2018

Todd C. Builione serves as FSIC’s president, the president of the other BDC’s in the Fund Complex, including CCT, and is a member of the board of directors or board of trustees, as applicable, of certain of the other BDCs in the Fund Complex. Mr. Builione joined KKR in 2013 and is a Member of KKR and President of KKR Credit and Markets. Mr. Builione also serves on KKR’s Investment Management and Distribution Committee and its Risk and Operations Committee. Prior to joining KKR, Mr. Builione spent nine years at Highbridge Capital Management, serving as President of the firm, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the board of directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR in 2015. Mr. Builione also serves on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the board of directors of the Pingry School.

Mr. Builione has extensive experience and familiarity with the markets in which FSIC primarily invests, along with significant knowledge and prior experience in the management of large businesses in the areas FSIC operates in, and portfolio risk management and analytics. The FSIC Board believes Mr. Builione’s experience and his positions as FSIC and the Advisor’s president make him a significant asset to FSIC.

			Six	None

New Director Nominees
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Richard Goldstein Age: 57 N/A	N/A

Richard I. Goldstein is managing director of Liberty Associated Partners, LP (LAP) since 2000 and Associated Partners, LP (AP) since 2006, both investment funds that make private and public market investments in communications, media, Internet and energy companies. Prior to joining LAP and AP, Mr. Goldstein was vice president of The Associated Group, Inc. (AGI), a multi-billion dollar publicly traded owner and operator of communications-related businesses and assets. While at AGI, he assisted in establishing Teligent, Inc., of which he was a director, and was responsible for operating AGI’s cellular telephone operations. Mr. Goldstein is currently a member of the board of directors of Ubicquia LLC. He is a member of the board of trustees of The Shipley School and has counseled many early stage companies.

Mr. Goldstein serves as a member of the board of trustees of FS Energy and Power Fund and as a member of the board of directors of FS Investment Corporation II.

Mr. Goldstein received a Bachelor of Science in Business and Economics from Carnegie Mellon University and received training at the Massachusetts Institute of Technology in Management Information Systems.

Mr. Goldstein has extensive experience as a senior executive and in negotiating investment transactions in a variety of industries. This experience has provided Mr. Goldstein, in the opinion of the FSIC Board, with experience and insight which is beneficial to FSIC.

			One	FS Energy and Power Fund

New Director Nominees
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Brian R. Ford Age: 69 N/A	N/A

Brian R. Ford retired as a partner of Ernst & Young LLP, a multinational professional services firm, in July 2008, where he was employed since 1971. Mr. Ford currently serves on the board of various public companies, including GulfMark Offshore, Inc. (“GulfMark”), a global provider of marine transportation, since March 2009. He also has served as the chairman of the audit committee of GulfMark since March 2011. Mr. Ford has also served on the board of NRG Yield, Inc. (“NRG”) which invests in contracted renewable and conventional generation and thermal infrastructure assets, since July 2013, has served on its audit committee, compensation committee and corporate governance and conflicts and nominating committee since July 2013 and has served as the chairman of its audit committee since January 2016. He has also served on the board of AmeriGas Propane, Inc., a propane company, since November 2013, and has served as a member of its audit committee and corporate governance committee since November 2013. Mr. Ford serves as a member of the boards of trustees of FS Energy Total Return Fund, FS Credit Income Fund and FS Multi-Alternative Income Fund. Mr. Ford was previously the chief executive officer of Washington Philadelphia Partners, LP, a real estate investment company, from July 2008 to April 2010. He also has served on the boards of Drexel University and Drexel University College of Medicine since March 2004 and March 2009, respectively. Mr. Ford received his B.S. in Economics from Rutgers University. He is a Certified Public Accountant.

Mr. Ford’s extensive financial accounting experience and service on the boards of public companies, in the opinion of the FSIC Board, provides him with insight which is beneficial to FSIC.

			One	GulfMark; NRG; AmeriGas Propane, Inc.; FS Energy Total Return Fund; FS Credit Income Fund; FS Multi-Alternative Income Fund

New Director Nominees
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Frederick Arnold Age: 63 N/A	N/A

Frederick Arnold has served as an independent director of CCT since 2011. In addition, Mr. Arnold served as an independent trustee for Corporate Capital Trust II from June 2015 to May 2016. Mr. Arnold serves as a member of the post-emergence board of directors of Lehman Brothers Holdings Inc., a member of the board of directors of Lehman Commercial Paper Inc. and a member of the board of directors of Syncora Holdings, Ltd. Mr. Arnold has held a series of senior financial positions, and most recently served as chief financial officer of Convergex Group, LLC from July 2015 until May 2017. Previously Mr. Arnold served as executive vice president, chief financial officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011. He also served as executive vice president of finance for Masonite Corporation, a manufacturing company, from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings Ltd. and as executive vice president of strategic development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Prior to these roles, Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. He also provides pro-bono transactional advice to the New York City Investment Partnership. Mr. Arnold received a J.D. from Yale University, M.A. from Oxford University and undergraduate degree, summa cum laude, from Amherst College.

Mr. Arnold has been selected as director-nominee because of his extensive leadership experience and financial expertise having been an international investment banker and chief financial officer.

			One	Lehman Brothers Holdings Inc.; Lehman Commercial Paper Inc.; Syncora Holdings Ltd.; CIFC Corp.; Corporate Capital Trust II

New Director Nominees
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Barbara Adams Age: 66 N/A	N/A

Barbara Adams served as the executive vice president—legal affairs and general counsel of the Philadelphia Housing Authority from August 2011 to April 2016, and as a trustee of each of the Philadelphia Housing Authority Retirement Income Trust and the Philadelphia Housing Authority Defined Contribution Pension Plan from November 2011 to April 2016. She served as the general counsel of the Commonwealth of Pennsylvania from 2005 until January 2011. As general counsel to the Commonwealth, Ms. Adams led a staff of more than 500 lawyers in representing then Pennsylvania Governor Edward G. Rendell and more than 30 executive and independent agencies and commissions in litigation, transactions, regulatory, legislative and criminal justice matters. Prior to her appointment as general counsel to the Commonwealth, Ms. Adams was a partner at the law firm of Duane Morris LLP in Philadelphia, focusing her practice on taxable and tax-exempt public finance, affordable housing development matters, state and local government law, energy law and campaign finance law. Ms. Adams previously served as the policy committee co-chair on housing, in then Governor-elect Edward G. Rendell’s transition team. She is a charter member of the Forum on Affordable Housing and Community Development Law of the American Bar Association and is a member of the National Association of Bond Lawyers and the American and Pennsylvania Bar Associations. Ms. Adams serves on the board of directors of FS Investment Corporation II.

She is a past member of the board and secretary of Philadelphia Neighborhood Enterprise, a nonprofit corporation affiliated with The Enterprise Foundation, a past member of the board and treasurer of the Reading Terminal Market, and a past member of the respective boards of the Pennsylvania Association of Bond Lawyers, the Philadelphia Association of Community Development Corporations and the People’s Emergency Center in Philadelphia. Ms. Adams has served on a number of other charitable and public organizations, including a term as commissioner of the Philadelphia Gas Commission, as an advisory board member on the Homeless Advocacy Project of the Philadelphia Bar Association, as a commissioner on the Independent Charter Commission of the City of Philadelphia and as an advisory board member of The Nuclear World Project. She is currently a member of the board and secretary of the Philadelphia Energy Authority and a member of the board of the Committee of Seventy. Ms. Adams is a graduate of Temple University School of Law and a graduate of Smith College.

The FSIC Board believes that Ms. Adams’ extensive service in the private and public sectors provides her with experience that would be beneficial to FSIC.

			One	None

New Director Nominees
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Jerel A. Hopkins Age: 47 N/A	N/A

Jerel A. Hopkins has served as Vice President and Associate General Counsel of Delaware Management Holdings, Inc., a diversified asset management firm and an affiliate of Macquarie Group Limited, since November 2004. Prior to joining Delaware Management Holdings, Inc., Mr. Hopkins served as an attorney in the corporate and securities department of the law firm Klehr Harrison from January 2000 to November 2004. Mr. Hopkins served as counsel in the division of enforcement and litigation of the Pennsylvania Securities Commission from August 1997 to December 1999 and as lead counsel of the internet fraud unit from January 1999 to December 1999. In addition, Mr. Hopkins served as special counsel on behalf of the Pennsylvania Securities Commission to the North American Securities Administrators Association, Inc. from January 1999 to December 1999. Mr. Hopkins has also served on the board of trustees of the Philadelphia College of Osteopathic Medicine since February 2012 and on the board of directors of Delaware Management Trust Company since July 2008. Mr. Hopkins serves as a member of the board of directors of FS Investment Corporation II and has presided in such role since 2013. Mr. Hopkins received his B.S. from the Wharton School of the University of Pennsylvania and his J.D. from Villanova University School of Law.

Mr. Hopkins has significant experience in corporate and securities law matters and has served as a member of a number of boards. This experience has provided Mr. Hopkins, in the opinion of the FSIC Board, with experience and insight which is beneficial to FSIC.

			One	None

New Director Nominees
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
James H. Kropp Age: 69 N/A	N/A

James H. Kropp has served as an independent director of CCT since 2011. In addition, Mr. Kropp has served as an independent trustee for Corporate Capital Trust II since 2015. Mr. Kropp currently serves as Chief Investment Officer of SLKW Investments LLC, successor to i3 Funds, LLC, a position he has held since 2008. He is also Chief Financial Officer of Microproperties LLC, where he has served in this capacity since 2011. He was the interim Chief Financial Officer of TaxEase LLC, a property tax lender and tax lien investor from 2010 to February 2012. Since 1998, Mr. Kropp has been a director, Chairman of the Compensation Committee and Member of the Nominating/Corporate Governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the NYSE. Mr. Kropp became an Independent Trustee of NYSE-listed American Homes 4 Rent and Chairman of its Audit Committee at its founding in November 2012. Mr. Kropp received a B.B.A. Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs.

Mr. Kropp has been selected as director-nominee because of his prior experience on several investment fund committees. FSIC believes Mr. Kropp’s direct experience with investments as a portfolio manager and registered investment adviser, together with his accounting, auditing and finance expertise, is valuable to the FSIC Board.

			Two	PS Business Parks, Inc.; American Homes 4 Rent

INDEPENDENT DIRECTORS (other than Nominees for Class B Directors)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Gregory P. Chandler Age: 51 Director	Class C Director; Term expires in 2019; Director since 2008.

Gregory P. Chandler has been chief financial officer of Emtec, Inc., a global information technology services provider, since May 2009. Mr. Chandler is a member of Emtec Inc.’s board of directors. He also currently serves on the board of trustees of FS Energy and Power Fund and is the chairman of its audit committee and a member of its valuation committee. Mr. Chandler presently serves as a director and chairman of the audit committee of the RBB Funds, trustee of the Wilmington Funds and serves on the board of the Enterprise Center, a non-profit organization. Mr. Chandler presently serves as a director of Spectrum Systems LLP and as an officer and director of GCVC Consulting. Previously, he served as managing director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to April 2009. From 1995 to 1999, he was with PricewaterhouseCoopers, or PwC, and its predecessor Coopers and Lybrand where he assisted companies in the “Office of the CFO Practice” and also worked as a certified public accountant. During his tenure at PwC, he spent the majority of his time in the Investment Company practice. Mr. Chandler served as a logistics officer with the United States Army for four years. Mr. Chandler’s degrees include a B.S. in Engineering from the United States Military Academy at West Point and an M.B.A. from Harvard Business School. He is also a Certified Public Accountant (inactive).

Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. In addition, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds. This experience has provided Mr. Chandler, in the opinion of the FSIC Board, with experience and insight which is beneficial to FSIC.

			One	Emtec, Inc.; RBB Funds; FS Energy and Power Fund

INDEPENDENT DIRECTORS (other than Nominees for Class B Directors)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Barry H. Frank Age: 79 Director	Class C Director; Term expires in 2019; Director since 2008

Barry H. Frank is a partner in the law firm of Archer & Greiner, P.C. (formerly Pelino & Lentz, P.C.) where he has been a partner since he joined the firm in 2003. Prior to joining Archer & Greiner, P.C., Mr. Frank was a partner in the law firm of Schnader, Harrison, Segal & Lewis LLP, or Schnader, from 2000 through 2003. Previously, Mr. Frank had been a partner in the law firm of Mesirov, Gelman, Jaffe, Cramer & Jamieson, or Mersirov Gelman, from 1987 until 2000, when Mesirov Gelman merged with Schnader. From 1975 through 1987, Mr. Frank was a partner in the law firm of Pechner, Dorfman, Wolfe, Rounick & Cabot. Mr. Frank has focused his practice on business and corporate taxation and business and estate planning. Mr. Frank received a B.S. from Pennsylvania State University and a J.D. from the Temple University School of Law. Mr. Frank served on the board of directors of Deb Shops, Inc., formerly listed on NASDAQ, from 1989 through 2007. He also served on the audit committee of Deb Shops, Inc. from 1989 through October 2007 and was chairman of the audit committee from 1989 through 2003.

Mr. Frank has extensive legal knowledge as a practicing attorney, including his legal experience related to business and corporate taxation and business planning, as well as his service on the board and audit committee of a NASDAQ exchange-listed company. Mr. Frank provides experience the FSIC Board has deemed relevant to the duties required to be performed by FSIC’s directors.

			One	None

INDEPENDENT DIRECTORS (other than Nominees for Class B Directors)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Michael J. Hagan Age: 55 Director	Class A Director; Term expires in 2020; Director since 2011

Michael J. Hagan is a co-founder of Hawk Capital Partners, a private equity firm, where he currently serves as managing partner, and has served in such capacity since December 2014. Prior to co-founding Hawk Capital Partners, Mr. Hagan previously served as the President of LifeShield, Inc., or LifeShield, from June 2013 to May 2014, a leading wireless home security company which was acquired by and became a division of DirecTV in 2013. He previously served as the chairman, president and chief executive officer of LifeShield from December 2009 to May 2013. Prior to his employment by LifeShield, Mr. Hagan served as chairman of NutriSystem, Inc., or NutriSystem, from 2002 to November 2008, as chief executive officer of NutriSystem from 2002 to May 2008 and as president of NutriSystem from July 2006 to September 2007. Prior to joining NutriSystem, Mr. Hagan was the co-founder of Verticalnet Inc., or Verticalnet, and held a number of executive positions at Verticalnet since its founding in 1995, including chairman of the board from 2002 to 2005, president and chief executive officer from 2001 to 2002, executive vice president and chief operating officer from 2000 to 2001 and senior vice president prior to that time. Mr. Hagan has served on the board of directors of NutriSystem since February 2012, presiding in the role of chairman of the board since April 2012. Mr. Hagan previously served as a director of NutriSystem from 2002 to November 2008, Verticalnet from 1995 to January 2008 and Actua Corporation (formerly known as ICG Group, Inc.) from June 2007 to February 2018. Mr. Hagan also served as a member of the board of trustees of American Financial Realty Trust from 2003 to June 2007. Mr. Hagan holds a B.S. in Accounting from Saint Joseph’s University. He is also a Certified Public Accountant (inactive).

Mr. Hagan has significant experience as an entrepreneur and senior executive at public and private organizations. Mr. Hagan also has extensive experience in corporate finance, private equity, financial reporting and accounting and controls. This experience has provided Mr. Hagan, in the opinion of the FSIC Board, with experience and insight which is beneficial to FSIC.

			One	Actua

INDEPENDENT DIRECTORS (other than Nominees for Class B Directors)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Jeffrey K. Harrow Age: 61 Director	Class A Director; Term expires in 2020; Director since 2010

Jeffrey K. Harrow has been chairman of Sparks Marketing Group, Inc., or Sparks, since 2001. Mr. Harrow is responsible for both operating divisions of Sparks, which includes Sparks Custom Retail and Sparks Exhibits & Environments, with offices throughout the United States and China. Sparks’ clients include a number of Fortune 500 companies. Prior to joining Sparks, Mr. Harrow served as president and chief executive officer of CMPExpress.com from 1999 to 2000. Mr. Harrow created the strategy that allowed CMPExpress.com to move from a Business-to-Consumer marketplace into the Business-to-Business sector. In 2000, Mr. Harrow successfully negotiated the sale of CMPExpress.com to Cyberian Outpost (NASDAQ ticker: COOL). From 1982 through 1998, Mr. Harrow was the president, chief executive officer and a director of Travel One, a national travel management company. Mr. Harrow was responsible for growing the company from a single office location to more than 100 offices in over 40 cities and to its rank as the 6th largest travel management company in the United States. Under his sales strategy, annual revenues grew from $8 million to just under $1 billion. During this time, Mr. Harrow purchased nine travel companies in strategic cities to complement Travel One’s organic growth. In 1998, Mr. Harrow and his partners sold Travel One to American Express. In addition to serving as a board member of Sparks, Mr. Harrow serves on the board of directors of FS Investment Corporation III and as the chairman of its valuation committee. Mr. Harrow’s past directorships include service as a director of Cherry Hill National Bank, Hickory Travel Systems, Marlton Technologies and Ovation Travel Group and the Dean’s Board of Advisors of The George Washington University School of Business. Mr. Harrow is a graduate of The George Washington University School of Government and Business Administration, where he received his B.B.A. in 1979.

Mr. Harrow has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of the FSIC Board, with experience and insight which is beneficial to FSIC.

			Two	None

INDEPENDENT DIRECTORS (other than Nominees for Class B Directors)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Philip E. Hughes, Jr. Age: 69 Director	Class B Director; Term expires in 2018; Director since 2015

Philip E. Hughes, Jr. serves as vice-chairman of Keystone Industries, an international manufacturing and distribution company, and has done so since November 2011. Mr. Hughes also serves as the president of Sovereign Developers, LP, a real estate development company, and has done so since he founded the company in 1999. In 2011, he formed, and currently operates, Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services, a professional services firm. He has served as president of Fox Park Corporation, which owns a retail shopping center, since 2005. Prior to these positions, Mr. Hughes served as a partner and head of the Philadelphia office of the accounting firm LarsonAllen LLP from 2000 to 2011. Mr. Hughes currently serves as a trustee for certain of the other funds sponsored by FS Investments, and as the chair of their audit committees. He also served as a director of VIST Financial Corporation from 2007 to 2012, when the bank was acquired by Tompkins Financial Corporation, and also served on the loan committee and audit committee, and now serves as a director of VIST Bank, a wholly-owned subsidiary of Tompkins Financial Corporation, as well as on the executive loan committee. Further, Mr. Hughes served as a director of Madison Bank and Leesport Bank from 1989 to 2012, and served as chair of the audit committee and a member of the loan committee of each institution. He also is a member of several nonprofit organizations, including NHS Human Services, a mental health organization, and Inn Dwelling, Inc., an organization that serves the homeless. Mr. Hughes has been a member of the American Institute of Certified Public Accountants since 2000 and of the Pennsylvania Institute of Certified Public Accountants since 1990. Mr. Hughes has been a Certified Public Accountant since 1976, a member of the Bar of the Commonwealth of Pennsylvania since 1976 and a member of the Bar of the United States Tax Court since 1980. He received his bachelor’s degree in accounting from LaSalle University and his J.D. from Villanova University School of Law.

Mr. Hughes has extensive experience concerning financial reporting, accounting and controls, which, combined with his executive leadership roles and membership on various boards and audit committees, has provided him, in the opinion of the FSIC Board, with experience and insight which is beneficial to FSIC.

			One	VIST Financial Corporation; VIST Bank; Madison Bank; Leesport Bank

INDEPENDENT DIRECTORS (other than Nominees for Class B Directors)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Pedro Ramos Age: 53 Director	Class A Director; Term expires in 2020; Director since 2013

Pedro A. Ramos has served as the president and chief executive officer of The Philadelphia Foundation, or TPS, since August 2015, a charitable foundation that builds, manages and distributes philanthropic resources to improve lives in the five-county Philadelphia region. Prior to joining TPS, he was a partner with the law firm of Schnader, Harrison, Segal & Lewis LLP (“Schnader”) where he advised clients in the business, nonprofit and government sectors, focusing on transactions, financings, compliance, risk management and investigations. From June 2009 until the firm’s attorneys joined Schnader in August 2013, Mr. Ramos was a partner with the law firm of Trujillo, Rodriguez & Richards, LLC and led the firm’s government, education and social sector practice. From June 2007 to June 2009, Mr. Ramos was a partner with the law firm of Blank Rome LLP in its employment, benefits and labor group and its government relations practice. Mr. Ramos previously served as Managing Director of the City of Philadelphia from April 2005 to June 2007 and as City Solicitor from March 2004 to April 2005. Before working for the City of Philadelphia, Mr. Ramos served as vice president and chief of staff to the president of the University of Pennsylvania from January 2002 to March 2004. From September 1992 to January 2002, Mr. Ramos served as an attorney with the law firm of Ballard Spahr Andrews & Ingersoll, LLP in its employee benefits group. From November 2011 to October 2013, Mr. Ramos served as the chairman of the School Reform Commission, which oversees the School District of Philadelphia. Mr. Ramos served on the Board of the School District of Philadelphia from December 1995 through December 2001, with his last two years as president of that board. Mr. Ramos has served as manager and director of TPF Properties, LLC since October 2017, and as a member of the executive committee and a director of the Greater Philadelphia Chamber of Commerce since October 2017.

Mr. Ramos’ extensive service in the private and public sectors has provided him, in the opinion of the FSIC Board, with experience and insight which is beneficial to FSIC.

			One	None

INDEPENDENT DIRECTORS (other than Nominees for Class B Directors)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Joseph P. Ujobai Age: 56 Director	Class A Director; Term expires in 2020; Director since 2015

Joseph P. Ujobai has served as the executive vice president of SEI Investments Company, or SEI, since May 2003 and also as the chief executive officer and managing director of SEI Investments (Europe) Limited since January 2000. He is responsible for the development of SEI’s worldwide private banks and distribution business. Prior to this, Mr. Ujobai had overall responsibility for the start up of SEI’s business outside of the United States. From May 1996 to January 1999, he was the Managing Director of SEI Investments, Latin America, based in Buenos Aires, Argentina. Before these international assignments Mr. Ujobai worked in SEI’s Global Wealth Platform, managing large institutional relationships. Mr. Ujobai has also worked as Senior Vice President of Global Distribution for Kidder Peabody Asset Management and as Senior Relationship Manager at the IBM Corporation. Mr. Ujobai currently serves as a trustee for FS Energy Total Return Fund. Mr. Ujobai holds a B.A. in Business Administration from Drexel University.

Mr. Ujobai’s extensive experience with investment and financial services companies has provided him, in the opinion of the FSIC Board, with experience and insight which is beneficial to FSIC.

			One	FS Energy Total Return Fund; FS Credit Income Fund; FS Multi-Alternative Income Fund

INTERESTED DIRECTORS (other than Nominees for Class B Directors)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Michael C. Forman Age: 57 Chairman of the Board and Chief Executive Officer	Class C Director; Term expires in 2019; Director since 2011

Michael C. Forman is chairman and chief executive officer of FS Investments and has been leading the company since founding it in 2007. He has served as the chairman and chief executive officer of the Advisor since its inception. Mr. Forman also currently serves as chairman, president and/or chief executive officer of certain of the other BDCs in the Fund Complex and the other funds sponsored by FS Investments. Prior to founding FS Investments, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Franklin Institute, Drexel University and the Philadelphia Center City District Foundation. He is also Chairman of Vetri Community Partnership. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including the Advisor, which serves as FSIC’s investment adviser. The FSIC Board believes Mr. Forman’s experience and his positions as FSIC and the Advisor’s chief executive officer make him a significant asset to FSIC.

			Four	FS Energy and Power Fund; FS Global Credit Opportunities Fund; FS Credit Real Estate Income Trust; FS Credit Income Fund; FS Energy Total Return Fund; FS Series Trust; FS Multi-Alternative Income Fund

‡

Includes directorships held in (1) any investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act and (3) any company subject to the requirements of Section 15(d) of the Exchange Act, in each case, other than with respect to companies in the Fund Complex.

(1)	The address for each director is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)	Directors serve until the expiration of their respective term and until his successor is duly elected and qualified.

(3)	“Interested person” of FSIC as defined in Section 2(a)(19) of the 1940 Act. Messrs. Forman and Builione are each an “interested person” because of their affiliation with the Advisor.

Risk Oversight and FSIC Board Structure

Board’s Role in Risk Oversight

Through its direct oversight role, and indirectly through its committees, the FSIC Board performs a risk oversight function for FSIC consisting of, among other things, the following activities: (1) at regular and special FSIC Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of FSIC; (2) reviewing and approving, as applicable, its compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) overseeing FSIC’s investment valuation process via its valuation committee that operates pursuant to authority assigned to it by the FSIC Board; (5) meeting, or reviewing reports prepared by the representatives of key service providers, including FSIC’s investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss FSIC’s activities and to provide direction with respect thereto; (6) reviewing periodically, and at least annually, FSIC’s fidelity bond, directors and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; (7) overseeing FSIC’s accounting and financial reporting processes, including supervision of FSIC’s independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues; and (8) overseeing the services of FSIC’s chief compliance officer to test its compliance procedures and its service providers.

The FSIC Board also performs its risk oversight responsibilities with the assistance of FSIC’s chief compliance officer. The FSIC Board receives a quarterly report from FSIC’s chief compliance officer, who reports on, among other things, the FSIC’s compliance with applicable securities laws and its internal compliance policies and procedures. In addition, FSIC’s chief compliance officer prepares a written report annually evaluating, among other things, the adequacy and effectiveness of the compliance policies and procedures of FSIC and certain of its service providers. The FSIC chief compliance officer report, which is reviewed by the FSIC Board, addresses at a minimum: (1) the operation and effectiveness of the compliance policies and procedures of FSIC and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for changes to such policies and procedures as a result of FSIC’s chief compliance officer’s annual review; and (4) any material compliance matters that have occurred since the date of the last report about which the FSIC Board would reasonably need to know to oversee FSIC’s compliance activities and risks. FSIC’s chief compliance officer also meets separately in executive session with the independent directors of FSIC at least once each year. In addition to compliance reports from FSIC’s chief compliance officer, the FSIC Board also receives reports from legal counsel to FSIC regarding regulatory compliance and governance matters.

FSIC Board Composition and Leadership Structure

Mr. Forman, who is an “interested person” of FSIC as defined in Section 2(a)(19) of the 1940 Act, serves as both the Chief Executive Officer of FSIC and Chairman of the FSIC Board. The FSIC Board believes that Mr. Forman, as co-founder and Chief Executive Officer of FSIC, is the director with the most knowledge of FSIC’s business strategy and is best situated to serve as Chairman of the FSIC Board. The FSIC Charter, as well as regulations governing BDCs generally, requires that a majority of the FSIC Board be persons other than “interested persons” of FSIC, as defined in Section 2(a)(19) of the 1940 Act.

While FSIC currently does not have a policy mandating a lead independent director, the FSIC Board believes that having an independent director fill the lead director role is appropriate. On August 7, 2013, the FSIC Board appointed Mr. Hagan as lead independent director. The lead independent director, among other things, works with the Chairman of the FSIC Board in the preparation of the agenda for each FSIC Board meeting and in determining the need for annual meetings of the FSIC Board, chairs any meeting of the independent directors in executive session, facilitates communications between other members of the FSIC Board and the Chairman of the FSIC Board and/or the Chief Executive Officer and otherwise consults with the Chairman of the FSIC Board and/or the Chief Executive Officer on matters relating to corporate governance and FSIC Board performance.

The FSIC Board has concluded that its structure is appropriate given the current size and complexity of FSIC and the extensive regulation to which FSIC is subject as a BDC and as a company listed on the NYSE.

Board Meetings and Attendance

The FSIC Board met 26 times during the fiscal year ended December 31, 2017, including four regular quarterly meetings. Each director attended at least 75% of all meetings of the FSIC Board held during 2017. FSIC does not have a formal policy regarding director attendance at an annual meeting of stockholders. Eight of the directors attended the 2017 annual meeting of stockholders.

Committees of the Board of Directors

The FSIC Board has the following committees:

Audit Committee

The FSIC Board has established an audit committee that operates pursuant to a charter and consists of three members, including a chairman of the audit committee. The audit committee members are Messrs. Chandler (chairman), Frank and Hughes, all of whom are independent. The FSIC Board has determined that Messrs. Chandler and Hughes are “audit committee financial experts” as defined by Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act. The primary function of the audit committee is to oversee the integrity of FSIC’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The audit committee is responsible for selecting, engaging and discharging FSIC’s independent accountants, reviewing the plans, scope and results of the audit engagement with FSIC’s independent accountants, approving professional services provided by FSIC’s independent accountants (including compensation therefor) and reviewing the independence of FSIC’s independent accountants. The audit committee charter can be accessed on the Investor Relations portion FSIC’s website at www.fsinvestmentcorp.com. The audit committee held six meetings during the fiscal year ended December 31, 2017. Each member of the Audit Committee attended all of the meetings held during 2017.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to the FSIC Board regarding the valuation of FSIC’s investments. The members of the valuation committee are Messrs. Chandler, Frank, Ramos, Ujobai and Hughes, all of whom are independent. Mr. Frank serves as chairman of the valuation committee. The valuation committee held four meetings during the fiscal year ended December 31, 2017. Each member of the Valuation Committee attended all of the meetings held during 2017.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates directors for election by stockholders, selects nominees to fill vacancies on the FSIC Board or a committee thereof, develops and recommends to the FSIC Board a set of corporate governance principles and oversees the evaluation of the FSIC Board. The members of the nominating and corporate governance committee are Messrs. Harrow, Hagan and Ramos, each of whom are independent. Mr. Harrow serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee held three meetings during the fiscal year ended December 31, 2017. Each member of the nominating and corporate governance committee attended all of the meetings held during 2017.

When nominating director candidates, the nominating and corporate governance committee takes into consideration such factors as it deems appropriate in accordance with its charter. Among the qualifications considered in the selection of candidates, the nominating and corporate governance committee considers the following attributes and criteria of candidates: experience, including experience with investment companies and other organizations of comparable purpose, skills, expertise, diversity, including diversity of gender, race and national origin, personal and professional integrity, time availability in light of other commitments, conflicts of interest and such other relevant factors that the nominating and corporate governance committee considers appropriate in the context of the needs of the FSIC Board, including, when applicable, to enhance the ability of the FSIC Board or committees of the FSIC Board to fulfill their duties and/or to satisfy any independence or other applicable requirements imposed by law, rule, regulation or listing standard including, but not limited to, the 1940 Act, rules promulgated by the SEC and the NYSE Listed Company Manual. Each of the director nominees was approved by the members of the nominating and corporate governance committee and the entire FSIC Board.

The nominating and corporate governance committee considers candidates suggested by its members and other FSIC Board members, as well as FSIC’s management and stockholders. An FSIC stockholder who wishes to recommend a prospective nominee for the FSIC Board must provide notice to the Secretary of FSIC in accordance with the requirements set forth in the FSIC Bylaws, which are described in greater detail under the heading “Stockholder Nominations and Proposals for the 2019 Annual Meeting—FSIC.” Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director. The nominating and corporate governance committee charter is available on the Investor Relations portion of FSIC’s website at www.fsinvestmentcorp.com.

Compensation Committee

The FSIC Board has established a compensation committee that operates pursuant to a charter and consists of three members, including a chairman of the compensation committee. The compensation committee members are Messrs. Chandler (chairman), Frank and Hughes, all of whom are independent. The compensation committee is responsible for determining, or recommending to the FSIC Board for determination, the compensation, if any, of FSIC’s chief executive officer and all other executive officers of FSIC. Currently none of FSIC’s executive officers are compensated by FSIC and, as a result, the compensation committee does not produce and/or review reports on executive compensation practices. The compensation committee is also responsible for reviewing on an annual basis FSIC’s reimbursement to the Advisor of the allocable portion of the cost of FSIC’s executive officers and their respective staffs made pursuant to the Administration Agreement. The Compensation Committee has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The compensation committee held one meeting during the fiscal year ended December 31, 2017, which each member attended.

Communications Between Interested Parties and the FSIC Board

The FSIC Board welcomes communications from interested parties. Interested parties may send communications to the FSIC Board or to any particular director to the following address: c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Interested parties should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Information about Executive Officers Who Are Not Directors

The following table sets forth certain information regarding the executive officers of FSIC who are not directors of FSIC. Each executive officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Name, Address and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
William Goebel Age: 44	Chief Financial Officer, Treasurer	Since 2011	William Goebel has served as FSIC’s chief financial officer since March 2011 and its treasurer since April 2018. Mr. Goebel also serves as chief financial officer for certain of the other BDCs in the Fund Complex and the other funds sponsored by FS Investments. Prior to joining FS Investments, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Goebel serves on the board of directors of Philadelphia Reads (and serves as treasurer and chairs the audit committee of that board).
Daniel Pietrzak Age: 43	Chief Investment Officer	Since 2018	Daniel Pietrzak has served as FSIC’s chief investment officer since April 2018. Mr. Pietrzak also currently serves as the chief investment officer of certain of the other BDCs in the Fund Complex. Mr. Pietrzak joined KKR Credit in 2016 and is a Member of KKR and the Co-Head of Private Credit. Mr. Pietrzak is a portfolio manager for KKR Credit’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR, Mr. Pietrzak was a Managing Director and the Co-Head of Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

Name, Address and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Stephen S. Sypherd Age: 41	Secretary, General Counsel	Since 2013	Stephen S. Sypherd has served as FSIC’s secretary since January 2013 and as our general counsel since April 2018. He previously served as FSIC’s vice president and treasurer. Mr. Sypherd also currently serves as the general counsel, vice president, treasurer and/or secretary of certain of the other BDCs in the Fund Complex and the other funds sponsored by FS Investments. Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments. Prior to joining FS Investments, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committees of that board).
James F. Volk Age: 56	Chief Compliance Officer	Since 2015	James F. Volk has served as FSIC’s chief compliance officer since April 2015. Mr. Volk also serves as the chief compliance officer of certain of the other BDCs in the Fund Complex and the other funds sponsored by FS Investments. He is responsible for all compliance and regulatory issues affecting us and the foregoing companies. Before joining FS Investments and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PwC. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting.

Name, Address and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Zachary Klehr Age: 39	Executive Vice President	Since 2013	Zachary Klehr has served as FSIC’s executive vice president since January 2013. Mr. Klehr also currently serves as executive vice president of certain of the other BDCs in the Fund Complex and the other funds sponsored by FS Investments. Mr. Klehr has also served in various senior officer capacities for FS Investments and its affiliated investment advisers. In this role, he focuses on fund administration, portfolio management, fund operations, technology and client relations. Prior to joining FS Investments, Mr. Klehr served as a vice president at Versa Capital Management, or Versa, a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.

(1)	The address for each officer is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, FSIC’s directors and executive officers, and any persons holding more than 10% of FSIC Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and FSIC. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on FSIC’s review of Forms 3, 4 and 5 filed by such persons and information provided by FSIC’s directors and officers, FSIC believes that during the fiscal year ended December 31, 2017, all Section 16(a) filing requirements applicable to such persons were timely filed.

Corporate Governance Guidelines

FSIC has adopted corporate governance guidelines pursuant to Section 303A.09 of the NYSE Listed Company Manual, which can be accessed via the Investor Relations portion of FSIC’s website at www.fsinvestmentcorp.com.

Compensation Discussion and Analysis

FSIC’s executive officers do not receive any direct compensation from FSIC. FSIC does not currently have any employees and does not expect to have any employees. As an externally managed BDC, services necessary for FSIC’s business are provided by individuals who are employees of the Advisor or its affiliates or by individuals who were contracted by the Advisor, FSIC or their respective affiliates to work on behalf of FSIC pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of FSIC’s executive officers is an employee of the Advisor or its affiliates and the day-to-day investment operations and administration of FSIC’s portfolio are managed by the Advisor. In addition, FSIC will reimburse the Advisor for its allocable portion of expenses incurred by the Advisor in performing its obligations under the Investment Advisory Agreement and the Administration Agreement.

Director Compensation

FSIC does not pay compensation to its directors who also serve in an executive officer capacity for FSIC or the Advisor. FSIC directors who do not also serve in an executive officer capacity for FSIC or the Advisor are entitled to receive annual cash retainer fees, fees for participating in quarterly FSIC Board and FSIC Board committee meetings and certain other FSIC Board and FSIC Board committee meetings and annual fees for serving as a committee chairperson. These directors are Messrs. Chandler, Frank, Hagan, Harrow, Hughes, Ramos and Ujobai. Mr. Hagan also receives an annual retainer for his service as lead independent director.

Amounts payable under the director fees arrangement are determined and paid quarterly in arrears as follows:

Amount(1)
Annual Board Retainer	$100,000
Annual Lead Independent Director Retainer	$25,000
Board Meeting Fees	$2,500
Annual Committee Chair Retainers
Audit Committee	$20,000
Valuation Committee	$20,000
Nominating and Corporate Governance Committee	$15,000
Committee Meeting Fees	$1,000

(1)	FSIC does not pay compensation to directors for their service as compensation committee members.

FSIC will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person FSIC Board meeting and each in-person FSIC Board committee meeting not held concurrently with a FSIC Board meeting.

The table below sets forth the compensation received by each director from (i) FSIC and (ii) all of the companies in the Fund Complex, including FSIC, in the aggregate, in each case, for service during the fiscal year ended December 31, 2017. Our directors do not receive any retirement benefits from us.

Name of Director	Fees Earned or Paid in Cash by FSIC	Total Compensation from FSIC	Total Compensation from the Fund Complex
David J. Adelman(1)	—	—	—
Todd Builione(2)	—	—	—
Gregory P. Chandler	$144,000	$144,000	$144,000
Michael C. Forman	—	—	—
Barry H. Frank	$141,500	$141,500	$141,500
Thomas J. Gravina(1)	$115,000	$115,000	$164,250
Michael J. Hagan	$140,500	$140,500	$140,500
Jeffrey K. Harrow	$133,000	$133,000	$292,500
Michael J. Heller(1)	$119,000	$119,000	$374,000
Philip E. Hughes, Jr.	$120,000	$120,000	$120,000
Pedro A. Ramos	$122,000	$122,000	$122,000
Joseph P. Ujobai	$119,000	$119,000	$119,000

(1)	Messrs. Adelman, Gravina and Heller each resigned, effective as of April 9, 2018.

(2)	Mr. Builione joined the FSIC Board in 2018 and does not receive fees.

Compensation of Executive Officers

FSIC’s executive officers do not receive any direct compensation from FSIC. FSIC does not currently have any employees and does not expect to have any employees. Services necessary for FSIC’s business are provided by individuals who are employees of the Advisor or by individuals who were contracted by FSIC or by the Advisor to work on behalf of FSIC, pursuant to the terms of the Administration Agreement. Each of FSIC’s executive officers is an employee of the Advisor or an outside contractor, and the day-to-day investment operations and administration of FSIC’s portfolio are managed by the Advisor. In addition, FSIC will reimburse the Advisor for FSIC’s allocable portion of expenses incurred by the Advisor in performing its obligations under the Administration Agreement. For details of the amounts FSIC reimbursed FB Advisor during the years ended December 31, 2017, 2016 and 2015, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FSIC—Compensation of the Advisor.”

The Investment Advisory Agreement and the Administration Agreement provide that the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor, and the Advisor shall be held harmless for any loss or liability suffered by FSIC, arising out of the performance of any of its duties or obligations under the Investment Advisory Agreement or the Administration Agreement, respectively, or otherwise as FSIC’s investment adviser or administrator, respectively; provided, however, that the Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under the Investment Advisory Agreement or the Administration Agreement, as applicable.

Certain Relationships and Related Party Transactions

FSIC has procedures in place for the review, approval and monitoring of transactions involving FSIC and certain persons related to FSIC. For example, FSIC’s code of ethics generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of FSIC. Waivers to FSIC’s code of ethics for any executive officer or member of the FSIC Board must be approved by the FSIC Board and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee is required to review and approve all transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Exchange Act). All future transactions with affiliates of FSIC will be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the FSIC Board, including a majority of the independent directors. For more information about certain relationship and related party transactions of FSIC, see “Certain Relationships and Related Party Transactions of FS Investment Corporation,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation—Compensation of the Advisor” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation—Critical Accounting Policies”

Independent Registered Public Accounting Firm

RSM US LLP, 518 Township Line Road, Suite 300, Blue Bell, Pennsylvania 19422, has been appointed by the FSIC Board to serve as FSIC’s independent registered public accounting firm for the fiscal year ending December 31, 2018. RSM US LLP (formerly McGladrey LLP) acted as FSIC’s independent registered public accounting firm for each of the fiscal years ended December 31, 2008 through 2017. FSIC knows of no direct financial or material indirect financial interest of RSM US LLP in FSIC. A representative of RSM US LLP will be available by telephone to answer questions during the FSIC Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Fees

Set forth in the table below are audit fees and non-audit related fees, tax fees and all other fees billed to FSIC by RSM US LLP for professional services performed for FSIC’s fiscal years ended December 31, 2017 and 2016:

Fiscal Year	Audit Fees	Audit- Related Fees(1)	Tax Fees	All Other Fees(2)
2017	$400,000	$7,170	—	$30,900
2016	$392,500	$70,530	—	$39,200

(1)

“Audit-Related Fees” are those fees billed to FSIC by RSM US LLP for services provided by RSM US LLP or fees billed for expenses relating to the review by RSM US LLP of FSIC’s registration statements filed with the SEC pursuant to the Securities Act.

(2)	“All Other Fees” are those fees, if any, billed to FSIC by RSM US LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

FSIC’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by FSIC’s independent registered public accounting firm for audit services and permitted non-audit services for FSIC and for permitted non-audit services for the Advisor and any affiliates thereof that provide services to FSIC if such non-audit services have a direct impact on the operations or financial reporting of FSIC. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is considered at regularly scheduled meetings of FSIC’s Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management. All of the audit and permitted non-audit services described above for which RSM US LLP billed FSIC for the fiscal years ended December 31, 2017 and 2016 were pre-approved by the Audit Committee.

Audit Committee Report

As part of its oversight of FSIC’s financial statements, the Audit Committee reviewed and discussed with both management and RSM US LLP, FSIC’s independent registered public accounting firm, FSIC’s consolidated financial statements filed with the SEC for the fiscal year ended December 31, 2017. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with RSM US LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by RSM US LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by RSM US LLP in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by RSM US LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding RSM US LLP’s communications with the Audit Committee concerning independence and has discussed with RSM US LLP its independence. The Audit Committee has reviewed the audit fees paid by FSIC to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with FSIC’s and the Audit Committee’s policies restricting RSM US LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the FSIC Board that the audited consolidated financial statements of FSIC as of and for the year ended December 31, 2017 be included in FSIC’s annual report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC. The Audit Committee also recommended the appointment of RSM US LLP to serve as the independent registered public accounting firm of FSIC for the fiscal year ending December 31, 2018.

Audit Committee

Gregory P. Chandler, Chairman

Barry H. Frank

Philip E. Hughes, Jr.

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of FSIC under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE FSIC BOARD UNANIMOUSLY RECOMMENDS THAT FSIC STOCKHOLDERS VOTE

“FOR” EACH OF THE DIRECTOR NOMINEES

FSIC PROPOSAL 3: AUTHORIZATION TO OFFER AND SELL SHARES OF COMMON STOCK BELOW NET ASSET VALUE

Background

The 1940 Act generally prohibits FSIC, as a BDC, from offering and selling shares at a price per share, after deducting underwriting commissions and discounts, below the then-current NAV per share unless the policy and practice of doing so is approved by FSIC’s stockholders within one year immediately prior to any such sales.

FSIC is seeking stockholder approval of the Share Issuance Proposal, which would allow FSIC to sell its shares below NAV per share in order to provide flexibility for future sales, which typically are undertaken quickly in response to market conditions. FSIC believes that it is important to maintain consistent access to capital through the public and private equity markets to enable FSIC to raise capital for FSIC’s operations, including to repay outstanding indebtedness of FSIC, to continue to build FSIC’s investment portfolio or for other general corporate purposes, as and when the FSIC Board believes it is in FSIC’s best interests and that of stockholders. The final terms of any such sales will be determined by the FSIC Board at the time of sale. Also, because FSIC does not have any immediate plans to sell any shares at a price below NAV per share, it is impracticable to describe the transaction or transactions in which such shares would be sold. Instead, any transaction where FSIC would sell shares, including the nature and amount of consideration that would be received by FSIC at the time of sale and the use of any such consideration, will be reviewed and approved by the FSIC Board at the time of sale. If the Share Issuance Proposal is approved, FSIC will not solicit further authorization from its stockholders prior to any such sale, and the authorization would be effective for shares sold during the next 12 months following stockholder approval. This joint proxy statement/prospectus is not an offer to sell securities of FSIC. Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from SEC registration requirements.

The Share Issuance Proposal limits the maximum number of shares salable at a price below NAV per share, on an aggregate basis, including any prior offerings made pursuant to this authority, to 25% of FSIC’s then outstanding shares immediately prior to each such sale. Furthermore, pursuant to this authority, there would be no limit on the discount to NAV per share at which shares could be sold. See below for a discussion and an example of the dilutive effect of the sale of shares at a price below NAV per share.

The FSIC Board, including a majority of the independent directors and a majority of directors who have no financial interest in the Share Issuance Proposal, has approved the Share Issuance Proposal as in the best interests of FSIC and its stockholders and recommends it to the stockholders for their approval.

FSIC sought and received stockholder approval for a similar proposal at the 2017 annual meeting of stockholders. This authorization will expire on July 27, 2018, the twelve month anniversary of such stockholder approval.

1940 Act Conditions for Sales at a Price below NAV per Share

FSIC’s ability to issue shares at a price below NAV per share is governed by the 1940 Act. Specifically, Section 63(2) of the 1940 Act provides that FSIC may offer and sell shares at prices below the then-current NAV per share with stockholder approval, if:

•

it is determined that any such sales would be in the best interests of FSIC and its stockholders by (1) a majority of FSIC’s independent directors and (2) a majority of FSIC’s directors who have no financial interest in the proposal (such approvals together, a “required majority of directors”); and

•

a required majority of directors, in consultation with the underwriter or underwriters of the offering, if it is underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of FSIC of a firm commitment to purchase shares or immediately prior to the issuance of shares, that the price at which shares are to be sold is not less than a price which closely approximates the market value for shares, less any distributing commission or discount.

Without the approval of stockholders to offer and sell shares at prices below NAV per share, FSIC would be prohibited from selling shares to raise capital when the market price for shares is below the then-current NAV per share.

FSIC Board Approval

The FSIC Board is recommending that stockholders vote in favor of the Share Issuance Proposal. The FSIC Board has concluded that the Share Issuance Proposal is in the best interests of FSIC and its stockholders. In doing so, the FSIC Board, including the independent directors, considered and evaluated various factors, including the following, as discussed more fully below:

•	possible long-term benefits to FSIC’s stockholders; and

•	possible dilution to FSIC’s NAV per share under various hypothetical scenarios.

In determining whether or not to offer and sell FSIC’s shares at a price per share below NAV per share, the FSIC Board has a duty to act in FSIC’s best interests and that of stockholders and must comply with the other requirements of Section 63(2) of the 1940 Act. If stockholders of FSIC do not approve the Share Issuance Proposal, the FSIC Board will consider and evaluate its options to determine what alternatives are in FSIC’s best interests and that of FSIC’s stockholders.

Reasons to Offer Shares at a Price Below NAV per Share

As a BDC and a RIC for tax purposes, FSIC may want to raise capital through the sale of shares. RICs generally must distribute substantially all of their earnings from dividends, interest and short-term gains to stockholders in order to achieve pass-through tax treatment, which prevents FSIC from using those earnings to support new investments. Further, for the same reason, FSIC, in order to borrow money or issue preferred stock, must maintain “asset coverage,” as defined in the 1940 Act, of at least 200%, which generally requires it to finance its investments with at least as much common equity as debt and preferred stock in the aggregate. Therefore, FSIC endeavors to maintain consistent access to capital through the public and private equity markets to enable FSIC to raise capital for FSIC’s operations, including to repay outstanding indebtedness of FSIC, to continue to build FSIC’s investment portfolio or for other general corporate purposes, as and when the FSIC Board believes it is in FSIC’s best interests and that of stockholders.

FSIC believes that market conditions may from time to time provide attractive opportunities to deploy capital, including at times when the shares may be trading at a price below NAV per share. For example, during the global financial crisis of 2008 and for several years afterward, the global capital markets experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major domestic and international financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. During that period of time, many investors sold assets in order to repay debt or meet equity redemption requirements or other obligations. This dynamic created forced selling (which could return should global markets experience future disruption similar to such disruption) that negatively impacted valuations of debt securities in most markets. This negative pressure on valuations contributed to significant unrealized write-downs of debt investments of many finance companies. However, these changes in market conditions also had beneficial effects for capital providers, including more favorable pricing of risk and more creditor-friendly contractual terms. Further, although valuations had partially recovered during that period of time, additional opportunity continued to remain in the secondary market. Accordingly, for those firms that continued to have access to capital, such an environment had the potential to provide investment opportunities on more favorable terms than would otherwise have been available. FSIC’s ability to take advantage of these opportunities in the future is dependent upon its access to capital.

Even though the underlying performance of a particular portfolio company may not necessarily indicate impairment or its inability to repay all principal and interest in full, the volatility in the debt capital markets may negatively impact the valuations of debt investments and result in further unrealized write-downs of those debt investments. These unrealized write-downs, as well as unrealized write-downs based on the underlying performance of FSIC’s portfolio companies, if any, negatively impact stockholders’ equity and FSIC’s asset coverage.

Failing to maintain asset coverage of at least 200% could have severe negative consequences for a BDC, including the inability to pay distributions to its stockholders, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although FSIC does not currently expect that it will fail to maintain asset coverage of at least 200%, the markets in which it operates and the general economy remain volatile and uncertain. Continued volatility in the capital markets and the resulting negative pressure on debt investment valuations could negatively impact FSIC’s asset valuations, stockholders’ equity and FSIC’s debt to equity ratio.

As noted above, market disruption has, in the past, resulted in good opportunities to invest at attractive risk-adjusted returns. However, the extreme volatility and dislocation that the capital markets experienced also materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. If these adverse market conditions return and/or worsen in the future, FSIC and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of these good investment opportunities. In addition, the debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future.

At times shares may trade at a discount to NAV per share and at times shares may trade at a market price in excess of NAV. The possibility that shares will trade at a discount to NAV per share or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that FSIC’s NAV will decrease. It is not possible to predict whether the shares that may be offered pursuant to the Share Issuance Proposal, if approved, will trade at, above, or below the then-current NAV per share.

Recent dislocations in the credit markets have led to significant stock market volatility, particularly with respect to the stock of financial services companies. During times of increased price volatility, Shares may trade below FSIC’s NAV per share, which is not uncommon for BDCs. As noted above, however, these periods of market volatility and dislocation created, and may create again, favorable opportunities for FSIC to make investments at attractive risk-adjusted returns, including opportunities that, all else being equal, may increase NAV over the longer-term, even if financed with the issuance of shares at a price below NAV per share. Stockholder approval of the Share Issuance Proposal, subject to the conditions set forth in the Share Issuance Proposal, would provide FSIC with the flexibility to invest in such opportunities and would enable FSIC to raise capital for FSIC’s operations, including to repay outstanding indebtedness of FSIC and for other general corporate purposes.

The FSIC Board believes that having the flexibility to issue Shares at a price below NAV per share in certain instances is in the best interests of FSIC and its stockholders and would provide added financial flexibility to comply with BDC, RIC and credit facility requirements FSIC and its subsidiaries may face from time to time, including the requirement to maintain asset coverage of at least 200%, and would provide access to capital markets to pursue attractive investment opportunities and/or repay any outstanding indebtedness or for other corporate purposes. The flexibility to issue shares at a price below the then-current NAV per share could also minimize the likelihood that FSIC would be required to sell assets to raise capital at prices it believed to be less than such assets’ intrinsic values.

While FSIC has no immediate plans to sell its shares at a price below NAV per share, it is seeking stockholder approval of the Share Issuance Proposal in order to maintain access to the markets if FSIC determines it should sell shares at a price below NAV per share, which typically must be undertaken quickly. The final terms of any such sale will be determined by the FSIC Board at the time of issuance and the shares will not include preemptive rights. Also, because FSIC has no immediate plans to issue any shares, it is impracticable to describe the transaction or transactions in which such shares would be issued. Instead, any transaction where FSIC issues such shares, including the nature and amount of consideration that would be received by FSIC at the time of issuance and the use of any such consideration, will be reviewed and approved by the FSIC Board at the time of issuance. If the Share Issuance Proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance in accordance with the terms of the Share Issuance Proposal. If approved, the authorization would be effective for securities issued during the next 12 months following stockholder approval.

Trading History

FSIC’s shares have been listed on the NYSE under the ticker symbol “FSIC” since April 16, 2014. Prior to such date, there was no public market for FSIC’s Shares. FSIC’s shares have historically traded at prices both above and below FSIC’s NAV per share. It is not possible to predict whether FSIC’s shares will trade at, above or below FSIC’s NAV in the future.

The following table sets forth: (i) FSIC’s NAV per share as of the applicable period end, (ii) the range of high and low closing sales prices of FSIC’s shares as reported on the NYSE during the applicable period, (iii) the closing high and low sales prices of FSIC’s shares as a premium (discount) to FSIC’s NAV during the appropriate period and (iv) the distribution per share of FSIC Common Stock during the applicable period.

		Closing Sales Price		Premium (Discount) of High Sales Price to Net Asset Value per Share(2)	Premium (Discount) of Low Sales Price to Net Asset Value per Share(2)	Distributions per Share
For the Three Months Ended (unless otherwise indicated)	Net Asset Value per Share(1)	High	Low
Fiscal 2016
March 31, 2016	$8.82	$9.30	$7.73	5.44%	(12.36)%	$0.22275
June 30, 2016	9.18	9.42	8.61	2.61%	(6.21)%	0.22275
September 30, 2016	9.42	9.94	9.00	5.52%	(4.46)%	0.22275
December 31, 2016	9.41	10.45	9.25	11.05%	(1.70)%	0.22275
Fiscal 2017
March 31, 2017	9.45	10.80	9.55	14.29%	1.06%	0.22275
June 30, 2017	9.30	9.85	8.80	5.91%	(5.38)%	0.22275
September 30, 2017	9.43	9.30	8.05	(1.38)%	(14.63)%	0.22275
December 31, 2017	9.30	8.70	7.35	(6.45)%	(20.97)%	0.19000
Fiscal 2018
March 31, 2018	9.16	7.80	7.05	(14.85)%	(23.04)%	0.19000
June 30, 2018	8.87	7.90	7.25	(10.94)%	(18.26)%	0.1900
September 30, 2018 (through September 25, 2018)	N/A	8.20	7.10	N/A	N/A	N/A

(1)

Net asset value per share is determined as of the last day in the relevant period and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant period. Net asset value per share has not yet been publicly disclosed for the three months ended June 30, 2018.

(2)	Calculated as the respective high or low closing sale price less net asset value, divided by net asset value (in each case, as of the applicable period).

As of September 12, 2018, FSIC had 1,754 record holders of our common stock, which does not include beneficial owners of shares of common stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

On September 25, 2018, the reported closing sales price of FSIC’s shares on the NYSE was $7.15 per share.

Conditions to the Sale of Shares below NAV per Share

If stockholders approve the Share Issuance Proposal, FSIC will sell shares at a price below NAV per share only if the following conditions are met:

•	it is determined that any such sales would be in the best interests of FSIC and its stockholders by a required majority of directors;

•

a required majority of directors, in consultation with the underwriter or underwriters of the offering, if it is underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of FSIC of a firm commitment to purchase shares or immediately prior to the issuance of shares, that the price at which shares are to be sold is not less than a price which closely approximates the market value for shares, less any distributing commission or discount; and

•	the cumulative number of shares sold pursuant to such authority does not exceed 25% of FSIC’s then outstanding shares immediately prior to each such sale.

Dilution

Before voting on the Share Issuance Proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect on FSIC’s NAV per share as a result of the issuance of shares at a price less than NAV per share. Any sale of shares by FSIC at a price below NAV per share would result in an immediate dilution to existing stockholders on a per share basis. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below NAV per share and a proportionately greater decrease in a stockholder’s per share interest in the earnings and assets of FSIC and per share voting interest in FSIC. The FSIC Board has considered the potential dilutive effect of the issuance of shares at a price below NAV per share under various hypothetical scenarios and will consider again such dilutive effect when considering whether to authorize any specific issuance of shares below NAV per share.

The 1940 Act establishes a connection between the price at which common stock is sold and NAV because, when common stock is sold at a price per share below NAV per share, the resulting increase in the number of outstanding shares of common stock is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders of FSIC should also consider that they will have no subscription, preferential or preemptive rights to shares authorized for issuance, and thus any future issuance of shares at a price below NAV per share would dilute a stockholder’s holdings of shares as a percentage of shares outstanding to the extent the stockholder does not purchase sufficient shares in the offering or otherwise to maintain the stockholder’s percentage interest. Further, if the stockholder does not purchase, or is unable to purchase, any shares to maintain the stockholder’s percentage interest, regardless of whether such offering is at a price above or below the then-current NAV per share, the stockholder’s voting power will be diluted.

The precise extent of any such dilution to the FSIC Common Stock cannot be estimated before the terms of a common stock offering are set. As a general proposition, however, the amount of potential dilution will increase as the size of the offering increases. Another factor that will influence the amount of dilution resulting from an offering is the amount of net proceeds that FSIC receives from such offering. The FSIC Board would expect that the net proceeds to FSIC will be equal to the price that investors pay per share, less the amount of any underwriting discounts and commissions—typically approximately 95% of the market price.

The following examples indicate how an offering would immediately affect the NAV per share of FSIC Common Stock based on the assumptions set forth below. The examples do not include any effects or influence on the market price for shares due to changes in investment performance over time, distribution policy, increased trading volume or other qualitative aspects of the shares.

Examples of Dilutive Effect of the Issuance of Shares at a Price Below NAV per Share

Impact on Existing Stockholders who do not Participate in the Offering

Existing stockholders of FSIC who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share by FSIC or who do not buy additional shares in the secondary market at the same or lower price obtained by FSIC in the offering (after expenses and any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV per share of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in FSIC’s earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. A decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of NAV per share dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount to NAV per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to NAV per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to NAV per share); (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to NAV per share); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and any underwriting discounts and commissions (a 100% discount to NAV per share).

	Prior to Sale Below NAV per Share	Example 1 5% offering at 5% Discount		Example 2 10% offering at 10% Discount		Example 3 20% offering at 20% Discount		Example 4 25% offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.05	—	$9.52	—	$8.47	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,000,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
NAV per Shae	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.83%	(17.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,700	(3.30)%	$80,000	(20.00)%

	Prior to Sale Below NAV per Share	Example 1 5% offering at 5% Discount		Example 2 10% offering at 10% Discount		Example 3 20% offering at 20% Discount		Example 4 25% offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investments per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%	—	(20.00)%

Impact on Existing Stockholders who Participate in the Offering

An existing stockholder of FSIC who participates in an offering by FSIC of shares at a price below NAV per share or who buys additional shares in the secondary market at the same or lower price as obtained by FSIC in an offering (after expenses and any underwriting discounts and commissions) will experience the same types of NAV per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in the shares immediately prior to the offering. The level of NAV per share dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders of FSIC who buy more than such percentage will experience NAV per share dilution, but will, in contrast to existing stockholders of FSIC who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in FSIC’s earnings and assets and their voting power than FSIC’s increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that FSIC may make additional discounted offerings in the future in which such stockholder does not participate, in which case such stockholder will experience NAV per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. Their decrease could be more pronounced as the size of FSIC’s offering and level of discount to NAV per share increases.

The following examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 20% discount offering from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering of 200,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,000 shares, which is 1.50% of the offering of 200,000 shares rather than their 1.00% proportionate share). FSIC’s prospectus pursuant to which any offering of Shares by FSIC at a price less than the then-current NAV per share is made will include a chart for its example based on the actual number of shares in such offering and the actual discount to the most recently determined NAV per share.

	50% Participation		150% Participation
	Prior to Sale Below NAV per Share	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$8.47	—	$8.47	—
Net proceeds per share to issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to NAV per Share
Total shares outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per share	$10.00	$9.67	(3.30)%	$9.67	(3.30)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage held by stockholder A	1.0%	0.92%	(8.00)%	1.08%	8.00%
Total Asset Values
Total NAV held by stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$108,470	8.47%	$125,410	25.41%
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	(2,100)	—	$300	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.67	—	$9.67	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.86	(1.40)%	$9.65	(3.50)%
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.19)	—	$0.02	—
Percentage (dilution)/accretion to stockholder A (dilution/ accretion per share divided by investment per share	—	—	(1.93)%	—	0.21%

Other Considerations

In reaching its recommendation to stockholders to approve the Share Issuance Proposal, the FSIC Board considered a possible source of conflict of interest due to the fact that the proceeds from the issuance of additional shares may increase the management fees that FSIC pays to the Advisor as such fees are partially based on the value of FSIC’s gross assets. The FSIC Board, including the independent directors, concluded that, prior to approving any issuance of shares below NAV per share, it would determine that the benefits to FSIC’s stockholders from increasing FSIC’s capital base or from other uses would outweigh any detriment from increased management fees.

Potential Investors

FSIC has not solicited any potential buyers of the shares that it may elect to issue in any future offering of shares to comply with the federal securities laws. No shares are earmarked for management or other affiliated persons of FSIC. However, members of FSIC’s management and other affiliated persons may participate in an offering of shares by FSIC on the same terms as others.

THE FSIC BOARD UNANIMOUSLY RECOMMENDS THAT FSIC STOCKHOLDERS VOTE

“FOR” THE SHARE ISSUANCE PROPOSAL.

FSIC PROPOSAL 4: APPROVAL OF ADVISORY AGREEMENT AMENDMENT PROPOSAL

Background

FSIC is seeking approval of the Proposed Advisory Agreement. The Proposed Advisory Agreement would amend the Investment Advisory Agreement to:

•	exclude cash and cash equivalents from the gross assets on which the annual base management fee is calculated;

•

revise the calculation under the Investment Advisory Agreement of the cap on the subordinated incentive fee on income to take into account the historic per share pre-incentive fee return of both FSIC and CCT, together with the historic per share incentive fees paid by both FSIC and CCT; and

•	revise the calculation of incentive fees on capital gains to include historical net realized losses and unrealized depreciation of both FSIC and CCT.

A form of the Proposed Advisory Agreement is attached as Annex B to this joint proxy statement/prospectus and is marked to show the proposed changes against the Investment Advisory Agreement.

Overview of the Investment Advisory Agreement

The Investment Advisory Agreement was approved by the Board at a meeting held on November 28, 2017 and was approved by the FSIC stockholders on March 26, 2018 at the Annual Meeting of Stockholders of FSIC. The Investment Advisory Agreement became effective on April 9, 2018.

Advisory Services

The Advisor is registered as an investment adviser under the Advisers Act and serves as FSIC’s investment adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Advisor has a fiduciary responsibility for the safekeeping and use of all of FSIC’s funds and assets, whether or not in its immediate possession or control. As such, the Advisor may not employ, or permit another to employ, FSIC’s funds or assets in any manner except for FSIC’s exclusive benefit. The Advisor is prohibited from contracting away the fiduciary obligation owed to FSIC and its stockholders under common law.

Subject to the overall supervision of the FSIC Board, the Advisor provides FSIC with investment advisory services. Under the terms of the Investment Advisory Agreement, the Advisor:

•	determines the composition and allocation of FSIC’s portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments FSIC makes;

•	executes, monitors and services the investments FSIC makes;

•	places orders with respect to, and arranges for, any investments FSIC makes;

•	determines the securities and other assets that FSIC will purchase, retain or sell;

•	performs due diligence on prospective portfolio companies; and

•	provides FSIC with such other investment advisory, research and related services as FSIC may, from time to time, reasonably request or require for the investment of FSIC’s funds.

The Advisor will also seek to ensure that FSIC maintains adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing FSIC to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. The Advisor’s services under the Investment Advisory Agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to FSIC are not impaired. In addition, the Advisor performs certain administrative services under the Administration Agreement.

Advisory Fees

FSIC pays the Advisor a fee for its services under the Investment Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of FSIC’s gross assets and an incentive fee based on FSIC’s performance. The cost of both the base management fee payable to the Advisor and any incentive fees it earns are ultimately borne by FSIC’s stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.50% of the average weekly value of FSIC’s gross assets (equal to total assets set forth on FSIC’s consolidated balance sheet, including cash and cash equivalents). The base management fee is payable quarterly in arrears and is calculated based on the average weekly value of FSIC’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Incentive Fee

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and is equal to 20.0% of FSIC’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on FSIC’s net assets for the most recently completed calendar quarter, equal to 1.75% per quarter (7.0% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that FSIC receives from portfolio companies) accrued during the calendar quarter, minus FSIC’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Advisor under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that FSIC has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	no subordinated incentive fee is payable to the Advisor in any calendar quarter in which FSIC’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.75%;

•

100% of FSIC’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to the Advisor. FSIC refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 8.75% on all of FSIC’s pre-incentive fee net investment income when FSIC’s pre-incentive fee net investment income reaches 1.75% in any calendar quarter; and

•	20.0% of the amount of FSIC’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to the Advisor).

The subordinated incentive fee on income is subject to a cap equal to (i) 20.0% of the per share pre-incentive fee return for the current quarter and the immediately preceding eleven quarters minus the cumulative per share incentive fees accrued and/or payable for the immediately preceding eleven quarters multiplied by (ii) the weighted average number of shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the purposes of this calculation, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of the pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of FSIC’s investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, base management fees for the calendar quarter, divided by (ii) the weighted average number of shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of shares outstanding during such calendar quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

(subject to total return requirement)

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter. These calculations also assume that the total return requirement described above will not reduce the payment of any subordinated incentive fee on income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). Such fee equals 20.0% of FSIC’s incentive fee capital gains, which equals FSIC’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, FSIC accrues for the capital gains incentive fee, which, if earned, will be paid annually. FSIC accrues the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the Investment Advisory Agreement, the fee payable to the Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

All percentages are based on FSIC’s net assets.

Fees Paid in the Most Recent Fiscal Year

During the year ended December 31, 2017, FSIC paid an aggregate of approximately $123.1 million in management and incentive fees to FB Advisor pursuant to the Amended and Restated Investment Advisory

Agreement, dated July 17, 2014, by and between FSIC and FB Advisor (the “Former Investment Advisory Agreement”), and $3.2 million in administrative services expenses to FB Advisor pursuant to the Administration Agreement, dated April 16, 2014, by and between FSIC and FB Advisor (the “Former Administration Agreement”).

Because the management and incentive fees under the Former Investment Advisory Agreement were calculated and payable in arrears on either a quarterly or annual basis, as applicable, the aggregate amount paid to FB Advisor by FSIC during the year ended December 31, 2017 in respect of such fees is inclusive of the amounts accrued and payable to FB Advisor as of December 31, 2016 and for the nine months ended September 30, 2017, but otherwise excludes amounts accrued and payable to FB Advisor as of December 31, 2017.

Other than the foregoing fees and expenses, no other material payments were made by FSIC to FB Advisor or any affiliated person of FB Advisor in 2017.

Indemnification

The Investment Advisory Agreement provides that the Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on its behalf, the Advisor shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor or such other person, and the Advisor or such other person shall be held harmless for any loss or liability suffered by the Advisor or such person to the extent such losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the FSIC Charter, the laws of the State of Maryland, the 1940 Act or other applicable law, except the Advisor and such other person shall not be entitled to indemnification against any such loss to FSIC or FSIC’s stockholders by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under the Investment Advisory Agreement. FSIC maintains a joint liability insurance policy with the Advisor. The premiums for this policy are allocated between FSIC and the Advisor based on the proportional share of the premium that FSIC and the Advisor would pay had they purchased FSIC’s policies separately. The independent directors of the FSIC Board must review and approve this allocation on an annual basis. As a result, the Advisor bears the cost of its own liability insurance.

Revisions to the Investment Advisory Agreement in the Proposed Advisory Agreement

The Proposed Advisory Agreement is materially similar to the current Investment Advisory Agreement, except that the Proposed Advisory Agreement would (i) exclude cash and cash equivalents from the gross assets on which the annual base management fee is calculated, (ii) revise the calculation under the Investment Advisory Agreement of the cap on the subordinated incentive fee on income to take into account the historic per share pre-incentive fee return of both FSIC and CCT, together with the historic per share incentive fees paid by both FSIC and CCT, and (iii) revise the calculation of incentive fees on capital gains to include historical net realized losses and unrealized depreciation of both FSIC and CCT.

The forgoing is a summary description only of the amendments to the Investment Advisory Agreement. A copy of the Proposed Advisory Agreement is attached as Annex B to this joint proxy statement/prospectus and is marked to show the proposed changes against the Investment Advisory Agreement. For a complete understanding of the Proposed Advisory Agreement you should carefully read Annex B.

The FSIC Board unanimously recommends that stockholders approve the Proposed Advisory Agreement.

Effect of the Proposed Advisory Agreement on Advisory Fees

The Proposed Advisory Agreement excludes cash and cash equivalents from gross assets when calculating the base management fee, which would reduce the total base management and incentive fees paid by FSIC by approximately $2.2 million annually, assuming that FSIC holds approximately the same percentage of its gross assets in cash as FSIC averaged at quarter end for the quarters ending September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018.

Assuming that the Merger closed and that there was no amendment to the current Investment Advisory Agreement with respect to the cap on subordinated incentive fees discussed under “—Overview of the Investment Advisory Agreement—Advisory Fees—Incentive Fee,” the calculation of the cap would be dependent only on the historic performance of FSIC’s assets and historic subordinated incentive fees on income paid by FSIC and would not include the historic performance of CCT’s assets nor the historic subordinated incentive fees on income paid by CCT even though FSIC’s pro forma investment portfolio would include CCT’s assets. For the quarter ended June 30, 2018, FSIC could have experienced realized losses and unrealized depreciation of up to approximately $69 million before the Advisor would have had to forego receipt of subordinated incentive fees on income due to the cap. By taking into account the historic per share pre-incentive fee return of both FSIC and CCT, together with the historic per share incentive fees paid by both FSIC and CCT, such $69 million figure would increase to approximately $490 million. However, each quarter that number will change as a new quarter’s performance (including CCT’s performance prior to consummation of the Merger) replaces the oldest quarter’s performance in the twelve quarter look-back period. Although the Proposed Advisory Agreement would increase the amount of realized losses and unrealized depreciation that could be recognized before the Advisor would have had to forego receipt of subordinated incentive fees on income due to the cap as of June 30, 2018, it is not possible to say with certainty whether it would in fact cause an increase or decrease at the time of the consummation of the Merger. In addition, the Advisor has never had to forego receipt of subordinated incentive fees on income due to the cap, and therefore it is uncertain as to whether any increase or decrease resulting from the Proposed Advisory Agreement would actually change (positively or negatively) the amount of subordinated fees on income payable to the Advisor.

The current Investment Advisory Agreement does not expressly provide for taking into account the historic net realized losses and unrealized depreciation of CCT, essentially forgiving them and allowing the Advisor to earn incentive fees on capital gains without stockholders first recovering prior losses experienced by CCT even though FSIC’s pro forma investment portfolio would include CCT’s assets. At June 30, 2018, the historic net realized losses and unrealized depreciation of FSIC which would need to be offset by capital gains before the Advisor would be paid any incentive fees on capital gains totaled approximately $402 million. The same historic net realized losses and unrealized depreciation for CCT totaled approximately $375 million. Thus, as of June 30, 2018, FSIC would pay the Advisor incentive fees on capital gains after approximately $777 million in capital gains was recognized under the current Investment Advisory Agreement. Under the Proposed Advisory Agreement, FSIC would need to recognize approximately $777 million in capital gains before incentive fees on capital gains were paid to the Advisor as of June 30, 2018. This increase inures to the benefit of FSIC and FSIC’s stockholders by forgoing the payment to the Advisor of incentive fees on capital gains by an additional $375 million.

Reasons for the Proposed Advisory Agreement

FSIC believes that Proposed Advisory Agreement is equitable for FSIC stockholders, FSIC, CCT stockholders, CCT and the Advisor and preserves the intent of the current Investment Advisory Agreement. Excluding cash and cash equivalents from the gross assets on which the annual base management fee is calculated will result in a reduction in the base management fee payable to the Advisor relative to the base management fee payable by FSIC under the current Investment Advisory Agreement. Taking the per share pre-incentive fee income of both FSIC and CCT for purposes of the calculation of the cap on the subordinated incentive fee preserves the intent of the cap and clarifies the calculation of the cap following the Merger. Similarly, including historic net realized losses and unrealized depreciation of both FSIC and CCT for purposes of the payment of incentive fees on capital gains is consistent with the intent of such fees and inures to the benefit of stockholders.

Board Considerations

At a meeting of the FSIC Board held on July 19, 2018, the FSIC Board, including a majority of the independent directors of the FSIC Board, approved the Proposed Advisory Agreement. The FSIC Board then approved the submission of the Proposed Advisory Agreement submitted to the FSIC’s stockholders for approval with the FSIC Board’s recommendation that the FSIC stockholders vote to approve the Proposed Advisory Agreement.

Factors Considered by the FSIC Board

The FSIC Board, in approving and recommending stockholder approval of the Proposed Advisory Agreement, considered information furnished and discussed at FSIC Board meetings and executive sessions with management and legal and financial advisors, including information provided specifically in relation to the consideration of the approval of the Proposed Advisory Agreement in response to requests from the FSIC independent directors and their independent legal counsel.

In its deliberations, the FSIC Board considered (i) various materials and information regarding the nature, extent and quality of the services to be provided by the Advisor, including information previously provided by the Advisor in connection with the FSIC Board’s recent approval of the Investment Advisory Agreement, (ii) updated performance of FSIC, (iii) the changes to the calculation of the fees payable by FSIC under the Proposed Advisory Agreement and (iv) updated estimated profitability of the Advisor under the Proposed Advisory Agreement. In addition to evaluating, among other things, the written information provided by the Advisor, the FSIC Board considered the answers to questions posed by the FSIC Board to representatives of the Advisor. The independent directors of FSIC met separately in executive session with their independent legal counsel to review and consider the information provided regarding the Proposed Advisory Agreement.

Based on their review, the independent directors of FSIC and the FSIC Board concluded that it was in the best interests of FSIC to approve the Proposed Advisory Agreement. In its deliberations, the FSIC Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the FSIC Board’s determinations are discussed below.

Nature, Extent and Quality of Services. The FSIC Board considered that the nature, extent and quality of the services to be provided by the Advisor are not expected to change due to the Proposed Advisory Agreement. The FSIC Board considered updated information provided by the Advisor with respect to its key personnel (additional operations and investment personnel), investment process, deal flow, relationships with sponsors, borrowers and leverage providers, all for the benefit of FSIC and its affiliated business development companies. The FSIC Board and the FSIC independent directors determined that they were satisfied with the nature, quality and extent of the services to be provided by the Advisor to FSIC.

Review of Performance. With respect to FSIC’s investment performance, the FSIC Board and the FSIC independent directors reviewed the recent performance of FSIC and noted that it was generally satisfied with FSIC’s performance and, in particular, with regard to the Advisor’s specific investment advisory activities during its tenure.

Costs of Services Provided and Profits Realized. The FSIC Board considered the fees and anticipated expense ratios of FSIC under the Proposed Advisory Agreement. The FSIC Board noted that the Proposed Advisory Agreement reflected three changes to the calculation of the fees to be paid to the Advisor by FSIC. First, the FSIC Board considered that under the current Investment Advisory Agreement and the Proposed Advisory Agreement, the base management fee is calculated at an annual rate of 1.5% of the average weekly value of FSIC’s “gross assets.” Currently, “gross assets” includes cash and cash equivalents but, under the Proposed Advisory Agreement, “gross assets” would exclude cash and cash equivalents. The FSIC Board considered the fact that this change would result in a reduction in fees payable to the Advisor by FSIC on cash and cash equivalents, which would benefit FSIC stockholders.

The FSIC Board noted that, under both the current Investment Advisory Agreement and the Proposed Advisory Agreement, the Advisor can earn a subordinated incentive fee on income equal to 20% of FSIC’s “pre-incentive fee net investment income” for the immediately preceding quarter. This incentive fee is subject to a cap or limitation based on trailing three-year performance, in order to ensure that the incentive fee does not exceed the 20% figure over time. The FSIC Board considered that the current Investment Advisory Agreement currently does not expressly provide for a cap on the subordinated incentive fee on income of any merging entity (such as CCT). The Proposed Advisory Agreement would provide that, if the Merger is approved, the historical performance attributable to the CCT portfolio, and the fees paid by CCT, would be aggregated with the FSIC data in calculating the cap on the subordinated incentive fee on income. The FSIC Board considered that the proposed aggregation of FSIC’s and CCT’s historical performance and fees for purposes of this calculation is intended to provide a fair result for FSIC and CCT in connection with the Merger, but would likely increase the amount of realized and unrealized losses FSIC would have to experience in order to reach the cap at which the Advisor would have to forego receipt of subordinated incentive fees on income. The FSIC Board considered that the revision to the current Investment Advisory Agreement could benefit the Advisor as compared to FSIC’s stockholders by making it less likely that FSIC would reach the incentive fee cap. The FSIC board noted, however, that the calculation would change over time as each new quarter’s performance replaces the oldest quarter’s performance in the look-back period, such that it would not be possible to determine whether the change would in fact benefit the Advisor or FSIC and its stockholders over time or by how much, and thus the impact, if any, on the Advisor’s profitability is uncertain.

With respect to the final change reflected in the Proposed Advisory Agreement, the FSIC Board noted that the current Investment Advisory Agreement does not expressly provide for taking into account the historical net realized losses and unrealized depreciation of any merging entity (such as CCT) when calculating FSIC’s incentive fee on capital gains, essentially forgiving such items and effectively permitting the Advisor to earn incentive fees on capital gains without stockholders of the combined company first recovering prior losses experienced by the merging entity (such as CCT). The FSIC Board considered that the Proposed Advisory Agreement would ensure that capital gains are offset by the aggregate historical losses of both FSIC and CCT before the Advisor would receive payment of incentive fees on capital gains. The FSIC Board considered that this increase in the net losses deficit with respect to the calculation of the incentive fee on capital gains would benefit FSIC and its stockholders by delaying the payment of incentive fees on capital gains by another $364 million.

The FSIC Board considered that the Proposed Advisory Agreement changes would result in a decrease of fees paid by FSIC to the Advisor due to the removal of cash and cash equivalents held by FSIC from “gross assets” when calculating the base management fee. However, the FSIC Board acknowledged estimated financial information suggesting that increased use of leverage, including lower cost borrowings, lower operating expenses, reduced cash balances, and potential increased investment return, taken together, could have the effect of increasing the advisory fees payable to the Advisor (with corresponding increased stockholder returns), primarily as a result of the Merger. In addition, the FSIC Board reviewed the estimated profitability information provided by the Advisor in light of the changes reflected in the Proposed Advisory Agreement and the methodology for determining profitability.

The FSIC Board determined that the fees to be paid under the Proposed Advisory Agreement, the proposed expense ratio and the estimated profitability are reasonable in relation to the services to be rendered to FSIC by the Advisor.

Economies of Scale. The FSIC Board considered the extent to which additional economies of scale would be realized as FSIC grows in light of the Proposed Advisory Agreement. The FSIC Board considered the fact that such economies are less likely to be significant given FSIC’s structure and focus on loans to private middle-market U.S. companies, which generally require negotiation of the terms of the loans.

Other Benefits. The FSIC Board considered other benefits that may accrue to the Advisor and its affiliates from its relationships with FSIC, including that the Advisor may potentially benefit from the success of FSIC, which could attract other business to the Advisor.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the FSIC Board determined that the terms of the Proposed Advisory Agreement are fair and reasonable and that the approval of the Proposed Advisory Agreement is in the best interests of FSIC. The FSIC Board, including a majority of the independent directors of FSIC, unanimously approved the Proposed Advisory Agreement and determined to submit the Proposed Advisory Agreement to FSIC stockholders for approval.

Vote Required

The affirmative vote by the stockholders of FSIC holding a majority of the outstanding shares of FSIC Common Stock entitled to vote at the FSIC Annual Meeting is necessary for approval of the Advisory Agreement Amendment Proposal. For purposes of the Advisory Agreement Amendment Proposal, the 1940 Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at the FSIC Annual Meeting if the holders of more than 50% of the outstanding voting securities of the company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the company. FSIC stockholders may vote for or against or abstain on the Advisory Agreement Amendment Proposal. Abstentions and broker non-votes will have the same effect as votes against the Advisory Agreement Amendment Proposal. Proxies received will be voted “FOR” the approval of the Advisory Agreement Amendment Proposal unless FSIC stockholders designate otherwise.

Appraisal Rights

Under Maryland law and the FSIC Charter, FSIC stockholders will not be entitled to rights of appraisal with respect to the Advisory Agreement Amendment Proposal. Accordingly, to the extent that an FSIC stockholder objects to the Advisory Agreement Amendment Proposal, such FSIC stockholder will not have the right to have a court judicially determine (and the FSIC stockholder will not receive) the fair value for its shares of FSIC Common Stock under the provisions of Maryland law governing appraisal rights.

THE FSIC BOARD UNANIMOUSLY RECOMMENDS THAT FSIC STOCKHOLDERS VOTE “FOR” THE ADVISORY AGREEMENT AMENDMENT PROPOSAL.

CCT PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND THE MERGER

CCT is asking its stockholders to approve the adoption of the Merger Agreement pursuant to which Merger Sub will merge with and into CCT and then with an into FSIC, with FSIC surviving the Merger. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of CCT Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.” For more information on the CCT stockholder vote required for approval of the Merger Proposal, see “The CCT Annual Meeting—Vote Required; Broker Non-Votes; Effect of Abstentions.”

Approval of the Merger Proposal is required for completion of the Merger.

THE CCT BOARD UNANIMOUSLY RECOMMENDS THAT CCT STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL.

CCT PROPOSAL 2: RE-ELECTION OF LAURIE SIMON HODRICK AS DIRECTOR

The role of the CCT Board is to provide general oversight of CCT’s business affairs and to exercise all of CCT’s powers except those reserved for stockholders. The responsibilities of the CCT Board also include, among other things, the oversight of CCT’s investment activities, the quarterly valuation of CCT’s assets, oversight of CCT’s financing arrangements and corporate governance activities.

The CCT Board is currently composed of four directors, three of whom are not “interested persons” (as defined in the 1940 Act) of CCT or the Advisor. These individuals are referred to as the “CCT Independent Directors.” Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years has had, a material business or professional relationship with the company. Members of the CCT Board that are not independent directors are referred to as the “CCT Interested Directors.” Based upon information requested from each director concerning their background, employment and affiliations, the CCT Board has affirmatively determined that none of the CCT Independent Directors has, or within the last two years has had, a material business or professional relationship with CCT or the Advisor.

In considering each director and the composition of the CCT Board as a whole, the CCT Board utilizes a diverse group of experiences, characteristics, attributes and skills that the CCT Board believes enables a director to make a significant contribution to the CCT Board, CCT and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as a director of other entities. The CCT Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the CCT Board and CCT. Although the CCT Board does not have any formal policy regarding the amount of diversity needed on the CCT Board, diversity is one of the factors considered by the CCT Board in assessing the composition of the CCT Board.

The term of one of CCT’s directors, Laurie Simon Hodrick, expires this year. The CCT Board has nominated Ms. Hodrick to be re-elected to serve another term. Accordingly, Ms. Hodrick is standing for re-election at the CCT Annual Meeting, and CCT stockholders are being asked at the CCT Annual Meeting to elect Ms. Hodrick for a term expiring upon the earlier of (A) the completion of the Merger and (B) the 2021 annual meeting of the stockholders and until her successor is duly elected and qualified. Certain information with respect to Ms. Hodrick and CCT’s other independent directors and interested directors is set forth below. Ms. Hodrick has consented to serving as a nominee, being named in this joint proxy statement/prospectus, and continuing to serve on CCT’s Board if re-elected. Ms. Hodrick is not being proposed for re-election pursuant to any agreement or understanding between her and CCT.

Nominee for Class I Director
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†
Laurie Simon Hodrick Age: 55	Class I Director; Director since 2017	Laurie Simon Hodrick has served as an Independent Director since April 2017 and is chairperson of the Independent Director Committee. Ms. Hodrick is the A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business at Columbia Business School and currently serves as a Visiting Professor of Law and Rock Center for Corporate Governance Fellow at Stanford Law School and a Visiting Fellow at Stanford University’s Hoover Institution. Ms. Hodrick serves as an independent director for the private financial services, technology and data small business platform Kabbage. Ms. Hodrick previously served as a Managing Director and Global Head of Alternative Investment Strategies at	One	Director, Member of the Audit Committee, Member of the Investment Committee, PGIM (Prudential Retail) Funds

Nominee for Class I Director
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†

Deutsche Bank. Ms. Hodrick previously served as an Independent Director/Trustee on the Board for Merrill Lynch Investment Managers and served as a consultant to numerous companies. She received a B.A., summa cum laude, in Economics from Duke University and a Ph.D. in Economics from Stanford University.

Ms. Hodrick was selected as a director because of her 30 years of experience and expertise in valuation, asset management, mergers and acquisitions, capital markets, and liquidity and risk management.

INDEPENDENT DIRECTORS (other than Class I Director Nominee)
Frederick Arnold Age: 63 Chairman of the CCT Board	Class II Director; Director since 2011	Frederick Arnold has served as an Independent Director since 2011. In addition, Mr. Arnold served as an independent trustee for Corporate Capital Trust II from June 2015 to May 2016. Mr. Arnold serves as a member of the post-emergence board of directors of Lehman Brothers Holdings Inc., a member of the board of directors of Lehman Commercial Paper Inc. and a member of the board of directors of Syncora Holdings, Ltd. Mr. Arnold has held a series of senior financial positions, and most recently served as chief financial officer of Convergex Group, LLC from July 2015 until May 2017. Previously Mr. Arnold served as executive vice president, chief financial officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011. He also served as executive vice president of finance for Masonite Corporation, a manufacturing company, from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings Ltd. and as executive vice president of strategic development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Prior to these roles, Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. He also provides pro-bono transactional advice to the New York City Investment Partnership. Mr. Arnold received a J.D. from Yale University, M.A. from Oxford University and undergraduate degree, summa cum laude, from Amherst College.	One	Director, Lehman Brothers Holdings Inc.; Director, Lehman Commercial Paper Inc.; Director, Syncora Holdings Ltd.; Former Director, CIFC Corp.

INDEPENDENT DIRECTORS (other than Class I Director Nominee)
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†

Mr. Arnold was selected as one of CCT’s three Independent Directors because of his extensive leadership experience and financial expertise having been an international investment banker and chief financial officer.

James H. Kropp Age: 69	Class III Director; Director since 2011

James H. Kropp has served as an Independent Director since 2011. In addition, Mr. Kropp has served as an independent trustee for Corporate Capital Trust II since 2015. Mr. Kropp currently serves as Chief Investment Officer of SLKW Investments LLC, successor to i3 Funds, LLC, a position he has held since 2008. He is also Chief Financial Officer of Microproperties LLC, where he has served in this capacity since 2011. He was the interim Chief Financial Officer of TaxEase LLC, a property tax lender and tax lien investor from 2010 to February 2012. Since 1998, Mr. Kropp has been a director, Chairman of the Compensation Committee and Member of the Nominating/Corporate Governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the NYSE. Mr. Kropp became an Independent Trustee of NYSE- listed American Homes 4 Rent and Chairman of its Audit Committee at its founding in November 2012. Mr. Kropp received a B.B.A. Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs.

Mr. Kropp was selected as one of CCT’s three Independent Directors because of his prior experience on several investment fund committees. CCT believes Mr. Kropp’s direct experience with investments as a portfolio manager and registered investment adviser is valuable to the CCT Board. He also has accounting, auditing and finance expertise which, CCT believes, is beneficial in providing leadership on the audit committee.

			Two	Director, Chairman of the Compensation Committee, Member of the Nominating/Corporate Governance Committee, PS Business Parks, Inc., Glendale CA; Independent Trustee, Chairman of the Audit Committee, Member of the Governance Committee, and Member of the Independent Trustee Committee, American Homes 4 Rent; Independent Trustee, Corporate Capital Trust II
INTERESTED DIRECTOR
Todd C. Builione Age: 44 President	Class III Director; Director since 2017	Todd C. Builione serves as CCT’s president, the president of the other BDC’s in the Fund Complex, including FSIC, and is a member of the board of directors or board of trustees, as applicable, of certain of the other BDCs in the Fund Complex. Mr. Builione joined KKR in 2013 and is a Member of KKR and President of KKR Credit and Markets. Mr. Builione also serves on KKR’s Investment Management and Distribution Committee and its Risk and Operations Committee. Prior to joining KKR, Mr. Builione spent nine years at Highbridge Capital Management, serving as President of the	Six	None

INTERESTED DIRECTOR
Name, Address, Age and Position(s) with Company(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Companies in Fund Complex Overseen by Director	Other Public Directorships Held by Director During the Past Five Years†

firm, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the board of directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR in 2015. Mr. Builione also serves on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the board of directors of the Pingry School.

Mr. Builione has extensive experience and familiarity with the markets in which FSIC primarily invests, along with significant knowledge and prior experience in the management of large businesses in the areas FSIC operates in, and portfolio risk management and analytics. The FSIC Board believes Mr. Builione’s experience and his positions as FSIC and the Advisor’s president make him a significant asset to FSIC.

Holders of proxies solicited by this joint proxy statement/prospectus will vote the proxies received by them as directed by stockholders on the proxy cards or, if no direction is given, “FOR” the re-election of the CCT Board’s nominee, Ms. Laurie Simon Hodrick. In the event that Ms. Hodrick should become unable to serve because of an event not now anticipated or declines to serve as a director at the time of the CCT Annual Meeting, the persons named as proxies will vote for such other nominee as may be proposed by the CCT Board. The CCT Board has no reason to believe that Ms. Hodrick will be unable or unwilling to continue to serve. For more information on the CCT stockholder vote required for approval of the CCT Class I Director Election Proposal, see “The CCT Annual Meeting—Vote Required; Broker Non-Votes; Effect of Abstentions.”

Risk Oversight and Board Structure

Board Leadership Structure

CCT’s business and affairs are managed under the direction of the CCT Board. Among other things, the CCT Board sets broad policies for CCT and approves the appointment of CCT’s investment advisers, administrator and officers. The role of the CCT Board, and of any individual director, is one of oversight and not of management of CCT’s day-to-day affairs.

Under CCT’s bylaws, the CCT Board may designate one of CCT’s directors as chair to preside over meetings of the CCT Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the CCT Board. CCT believes that the CCT Board’s flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interest of CCT and its stockholders.

Presently, Mr. Builione is an “interested person” by virtue of being the CCT’s president and his employment with KKR. CCT believes that this creates a firm link between management and the CCT Board and provides unified leadership for carrying out CCT’s strategic initiatives and business plans. The CCT Board has determined that the compositions of the Audit Committee, Nominating and Governance Committee and the Independent Director

Committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person of CCT. The CCT Board, which reviews its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of CCT.

The CCT Independent Directors play an active role on the CCT Board. The CCT Independent Directors compose a majority of the CCT Board and are closely involved in all material deliberations related to CCT. The CCT Board believes that, with these practices, the CCT Independent Directors have an equal involvement in the actions and oversight role of the CCT Board and equal accountability to CCT and its stockholders. The CCT Independent Directors are expected to meet separately (1) as part of each regular CCT Board meeting and (2) with CCT’s chief compliance officer, as part of at least one Board meeting each year. The CCT Independent Director Committee may hold additional meetings at the request of any CCT Independent Director.

Board Role in Risk Oversight

The CCT Board oversees CCT’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The CCT Board implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, the CCT Board and its committees receive reports on the activities of CCT, as well as the Advisor, including reports regarding CCT’s investment portfolio and financial accounting and reporting. CCT also receives a quarterly report from its chief compliance officer, who reports on CCT’s compliance with the federal and state securities laws and CCT’s internal compliance policies and procedures as well as those of the Advisor, CCT’s administrator and CCT’s transfer agent. The Audit Committee’s meetings with CCT’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the CCT Board meets periodically with the Advisor to receive reports regarding CCT’s operations, including reports on certain investment and operational risks, and the CCT Independent Directors are encouraged to communicate directly with senior members of CCT’s management.

The CCT Board believes that its role in risk oversight is appropriate. CCT believes that there are robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect CCT can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of CCT, the Advisor and CCT’s service providers.

Board Meetings and Attendance

The CCT Board met 14 times during the fiscal year ended December 31, 2017, including ten special meetings and four regular quarterly meetings. Each director attended at least 75% of the aggregate of all meetings of the CCT Board to which they were invited during the fiscal year ended December 31, 2017. Mr. Kropp and Mr. Arnold attended all meetings of the CCT Board held during 2017 and Ms. Hodrick attended all meetings of the CCT Board since her appointment in April 2017. Mr. Builione attended all meetings of the CCT Board held in 2017 other than one meeting. CCT does not have a formal policy regarding director attendance at an annual meeting of stockholders.

Committees of the CCT Board

In addition to serving on the CCT Board, CCT’s directors also serve on one or more of the following committees that have been established by the CCT Board to handle certain designated responsibilities. The CCT Board has designated a chairman of each committee. The CCT Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in CCT’s best interest.

Audit Committee. CCT’s Audit Committee consists of all of the CCT Independent Directors, each of whom meets the independence standards established by the SEC for audit committees and is not an “interested person” for purposes of the 1940 Act. James H. Kropp serves as chairman of the Audit Committee. The CCT Board has determined that each of James H. Kropp, Laurie Simon Hodrick and Frederick Arnold is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is available on CCT’s website at www.corporatecapitaltrust.com. The Audit Committee is responsible for selecting, engaging and discharging CCT’s independent accountants, reviewing the plans, scope and results of the audit engagement with CCT’s independent accountants, approving professional services provided by CCT’s independent accountants (including compensation therefor), reviewing the independence of CCT’s independent accountants, reviewing the adequacy of CCT’s internal controls over financial reporting and evaluating the process for determining the fair value of CCT’s Level 3 investments for which there is little, if any, market activity. The Audit Committee held 14 meetings during 2017. Each member of the Audit Committee who served on such committee during the 2017 fiscal year attended at least 75% of the meetings to which they were invited.

Nominating and Governance Committee. CCT’s Nominating and Governance Committee consists of all of the Independent Directors, each of whom meets the independence standards established by the SEC for governance committees and is not an “interested person” for purposes of the 1940 Act. Frederick Arnold serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating and Governance Committee’s charter is available on CCT’s website at www.corporatecapitaltrust.com. The Nominating and Governance Committee is responsible for selecting, researching, and nominating directors for election by CCT’s stockholders, selecting nominees to fill vacancies on the CCT Board or a committee of the CCT Board, developing and recommending to the CCT Board a set of corporate governance principles and overseeing the evaluation of the CCT Board and CCT’s management. The Nominating and Governance Committee will consider stockholders’ proposed nominations for directors. A stockholder who desires to recommend a nominee must submit a request in writing pursuant to the relevant provisions of CCT’s bylaws. The Nominating and Governance Committee will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as directors, provided that (1) such person is a stockholder of CCT at the time he, she or it recommends such nominee and is entitled to vote at the meeting of stockholders at which directors will be elected; and (2) the Nominating and Governance Committee will make the final determination as to the qualifications of the individual to be nominated. The Nominating and Governance Committee will evaluate each nominee recommended by a stockholder to serve as director in the same manner as it would evaluate potential nominees identified by the committee. The Nominating and Governance Committee held five meetings during 2017. Each member of the Nominating and Governance Committee who served on such committee during the 2017 fiscal year attended at least 75% of the meetings to which they were invited.

Independent Director Committee. CCT’s Independent Director Committee consists of all of the Independent Directors of the CCT Board: Ms. Laurie Simon Hodrick and Messrs. Frederick Arnold and James H. Kropp. Ms. Hodrick serves as chairperson of the Independent Director Committee. Time is allotted at each quarterly meeting of the CCT Board for the CCT Independent Directors to meet and discuss any issues that they deem necessary or appropriate. The CCT Independent Directors may also choose to meet independent of the CCT Interested Directors and management during the course of other meetings or other times as they see fit. The Independent Director Committee held eight meetings during 2017. The majority of these meetings were for the CCT Independent Directors to consider making certain findings for specific potential investments, including those required under the conditions of the SEC’s exemptive relief order that expanded CCT’s ability to co-invest with certain of the affiliates of the investment adviser and attention to the consideration of certain of CCT’s contractual arrangements under Section 15(c) of the 1940 Act. Each member of the CCT Independent Director Committee who served on such committee during the 2017 fiscal year attended at least 75% of the meetings to which they were invited.

Communications Between Stockholders and the CCT Board

The CCT Board welcomes communications from CCT’s stockholders. Stockholders may send communications to the CCT Board or to any particular director to the following address: 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attention: Philip Davidson, Secretary. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Ethics

CCT has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by CCT, so long as such investments are made in accordance with the code’s requirements. A copy of CCT’s code of ethics is available on its website at www.corporatecapitaltrust.com. You may also read and copy CCT’s code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, CCT’s code of ethics is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of CCT’s code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549. Item 406 of Regulation S-K requires CCT to disclose whether it has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. CCT has adopted such a code and is in compliance with Item 406 of Regulation S-K.

Compensation Discussion and Analysis

As an externally managed business development company, CCT relies on the services of the Advisor as investment adviser under the CCT Investment Advisory Agreement. The Advisor also provides administrative services to CCT under an administrative services agreement. In connection with its services, the Advisor has agreed to provide CCT with personnel to serve as CCT’s appointed officers. CCT’s appointed officers (who, while associated with the Advisor, serve on behalf of CCT) consist of CCT’s chief executive officer, president, chief investment officer, chief financial officer, chief operating officer, general counsel, and chief compliance officer. CCT does not pay any compensation to any of CCT’s officers.

Information about Executive Officers Who Are Not Directors

The following table sets forth certain information regarding the executive officers of CCT who are not directors of CCT. Each executive officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Name, Address and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Michael C. Forman Age: 57	Chief Executive Officer	Since 2018	Chairman and Chief Executive Officer of FS Investments, 2007—Present
Daniel Pietrzak Age; 43	Chief Investment Officer	Since 2017	Member KKR, member of Global Private Credit Investment Committee, Europe Direct Lending Committee and KKR Portfolio Management Committee Jan 2016-Present. Managing Director and Co-head of Deutsche Bank Structured Finance April 2006—Dec. 2015

Name, Address and Age(1)	Position(s) with Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Ryan L.G. Wilson Age: 40	Chief Operating Officer	Since 2017	Director, KKR, 2006—Present
Thomas N. Murphy Age: 51	Chief Financial Officer	Since 2017	Director, KKR, 2009—Present
Philip Davidson Age: 34	General Counsel and Secretary	Since 2017	Director, KKR, 2011—Present
Annette O’Donnell Butner Age: 49	Chief Compliance Officer	Since 2017	Managing Director, Chief Compliance Officer KKR. 2009—Present

THE CCT BOARD UNANIMOUSLY RECOMMENDS THAT CCT STOCKHOLDERS VOTE “FOR” THE CCT CLASS I DIRECTOR ELECTION PROPOSAL

CCT PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR CORPORATE CAPITAL TRUST, INC.

Background

The audit committee of CCT (the “CCT Audit Committee”) has re-appointed Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, as CCT’s independent registered public accounting firm and as auditors of CCT’s consolidated financial statements for 2018. Deloitte & Touche LLP has served as CCT’s independent registered public accounting firm since 2010.

At the CCT Annual Meeting, the stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as CCT’s independent registered public accounting firm for 2018. CCT is not required to have the stockholders ratify the appointment of Deloitte & Touche LLP as it’s independent registered public accounting firm. However, CCT is doing so because it believes it is a matter of best corporate practices. In the event of a negative vote on such ratification, the CCT Audit Committee will reconsider the appointment. Even if this appointment is ratified, the CCT Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the CCT Audit Committee determines that such a change would be in the best interest of CCT and its stockholders. Representatives of Deloitte & Touche LLP are expected to be present in person at the CCT Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Fees to Auditors

The following table shows the audit fees and non-audit related fees accrued or paid to Deloitte & Touche LLP for professional services performed for CCT’s fiscal years ended December 31, 2017 and 2016.

Fiscal Year/Period	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2017	$795,000	$81,780	$60,442	$0
2016	$650,000	$46,500	$88,673	$0

(1)

“Audit-Related Fees” are those fees billed to CCT relating to audit services provided by Deloitte & Touche LLP, including those in connection with the provision of comfort letters submitted by Deloitte & Touche LLP related to CCT’s registration statements and broker-dealer activity pursuant to CCT’s offerings of shares of CCT Common Stock.

(2)	“Tax Fees” are those fees billed to CCT in connection with tax consulting services performed by Deloitte & Touche LLP, including primarily the review of CCT’s income tax returns.

(3)	“All Other Fees” are those fees billed to CCT in connection with permitted non-audit services performed by Deloitte & Touche LLP.

Policy on CCT Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

CCT maintains an auditor independence policy that, among other things, mandates that the CCT Audit Committee review, negotiate and approve in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permissible non-audit services for CCT, and for permissible non-audit services for CCT’s investment advisors and any affiliates thereof that provide services to CCT, if such non-audit services have a direct impact on the operations or financial reporting of CCT. All of the audit and non-audit services described above for which fees were incurred by CCT for the fiscal years ended December 31, 2017 and 2016, were pre-approved by the CCT Audit Committee in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of CCT’s financial statements, the CCT Audit Committee reviewed and discussed with both management and CCT’s independent registered public accounting firm CCT’s financial statements filed with the SEC for the fiscal year ended December 31, 2017. Management advised the CCT Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and reviewed significant accounting issues with the CCT Audit Committee. The CCT Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board.

The CCT Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by Deloitte & Touche LLP, CCT’s independent registered public accounting firm to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the CCT Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the CCT Audit Committee. However, the CCT Audit Committee has delegated pre-approval authority to the CCT Audit Committee Chair, James H. Kropp, who will report any pre-approval decisions to the CCT Audit Committee at its next scheduled meeting. The CCT Audit Committee does not delegate its responsibilities to pre-approve services performed by Deloitte & Touche LLP to management.

The CCT Audit Committee received and reviewed the written disclosures from Deloitte & Touche LLP required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte & Touche LLP its independence. The CCT Audit Committee has reviewed the audit fees paid by CCT to Deloitte & Touche LLP. It has also reviewed non-audit services and fees to assure compliance with CCT’s and the CCT Audit Committee’s policies restricting Deloitte & Touche LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the CCT Audit Committee recommended to the CCT Board that the financial statements as of and for the year ended December 31, 2017 be included in CCT’s annual report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC. The CCT Audit Committee also recommended the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of CCT for the fiscal year ending December 31, 2018.

Audit Committee Members:

James H. Kropp, Chairman

Frederick Arnold

Laurie Simon Hodrick

Vote Required

The affirmative vote of a majority of the votes cast at the CCT Annual Meeting, provided that a quorum is present, is necessary for approval of the CCT Auditor Proposal. CCT stockholders may vote for or against or abstain on the CCT Auditor Proposal. Abstentions will not count as votes cast and will therefore have no effect on the CCT Auditor Proposal. Because brokers have discretionary authority to vote for the ratification of the appointment of CCT’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares of CCT Common Stock, there will not be any broker non-votes with respect to the CCT Auditor Proposal. Proxies received will be voted “FOR” the approval of the CCT Auditor Proposal unless CCT stockholders designate otherwise.

THE CCT BOARD UNANIMOUSLY RECOMMENDS A VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF

DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF CCT FOR FISCAL YEAR 2018.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

FSIC

FSIC Common Stock has been listed on the NYSE under the ticker symbol “FSIC” since April 16, 2014. Prior to such date, there was no public market for FSIC Common Stock. Shares of FSIC Common Stock have historically traded at prices both above and below FSIC’s net asset value per share. It is not possible to predict whether shares of FSIC Common Stock will trade at, above or below its net asset value in the future. See “Risk Factors—Risks Related to an Investment in FSIC Common Stock—FSIC’s shares of common stock may trade at a discount to net asset value, and such discount may be significant.”

The following table sets forth: (i) the net asset value per share of FSIC Common Stock as of the applicable period end, (ii) the range of high and low closing sales prices of FSIC Common Stock as reported on the NYSE during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to net asset value during the appropriate period, and (iv) the distribution per share of FSIC Common Stock during the applicable period.

For the Three Months Ended (unless otherwise indicated)		Closing Sales Price		Premium / (Discount) of High Sales Price to NAV(2)	Premium / (Discount) of Low Sales Price to NAV(2)	Distributions per Share
	Net Asset Value per Share(1)	High	Low
Fiscal Year Ended December 31, 2016
March 31, 2016	$8.82	$9.30	$7.73	5.44%	(12.36)%	$0.22275
June 30, 2016	9.18	9.42	8.61	2.61%	(6.21)%	0.22275
September 30, 2016	9.42	9.94	9.00	5.52%	(4.46)%	0.22275
December 31, 2016	9.41	10.45	9.25	11.05%	(1.70)%	0.22275

Fiscal Year Ended December 31, 2017
March 31, 2017	9.45	10.80	9.55	14.29%	1.06%	0.22275
June 30, 2017	9.30	9.85	8.80	5.91%	(5.38)%	0.22275
September 30, 2017	9.43	9.30	8.05	(1.38)%	(14.63)%	0.22275
December 31, 2017	9.30	8.70	7.35	(6.45)%	(20.97)%	0.19000

Fiscal Year Ended December 31, 2018
March 31, 2018	9.16	7.80	7.05	(14.85)%	(23.04)%	0.19000
June 30, 2018	8.87	7.90	7.25	(10.94)%	(18.26)%	0.19000
September 30, 2018 (through September 25, 2018)	N/A	8.20	7.10	N/A	N/A	N/A

(1)

NAV is determined as of the last day in the relevant period and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant period. Net asset value per share has not been publicly disclosed for the three months ended September 30, 2018.

(2)	Calculated as the respective high or low closing sale price less net asset value, divided by net asset value (in each case, as of the applicable period).

On September 25, 2018, the reported closing sales price of FSIC’s shares on the NYSE was $7.15 per share.

On August 2, 2018, the FSIC Board declared a cash distribution of $0.19 per share, which will be paid on or about October 2, 2018 to FSIC stockholders of record as of the close of business on September 19, 2018. Subject to market conditions, the FSIC Board currently intends to make a special distribution in the fourth quarter of 2018 that equates to the cumulative amount, if any, of net investment income earned during the twelve months following October 1, 2017 that is in excess of $0.76 per share. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the FSIC Board.

Pursuant to FSIC’s distribution reinvestment plan, FSIC will reinvest all cash dividends or distributions declared by the FSIC Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the FSIC Board declares a distribution, then stockholders who have not elected to “opt out” of the distribution reinvestment plan will have their distributions automatically reinvested in additional shares of FSIC Common Stock.

Registered stockholders must notify FSIC’s transfer agent in writing if they wish to “opt out” of FSIC’s distribution reinvestment plan. No action is required on the part of registered stockholders to have their cash distributions reinvested in shares of FSIC Common Stock.

If a stockholder holds shares of FSIC Common Stock in the name of a broker or financial intermediary, such stockholder should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of FSIC Common Stock.

CCT

CCT’s common stock is traded on the NYSE under the symbol “CCT.” The following table lists the high and low closing sale prices for CCT’s common stock, the closing sale prices as a premium or (discount) to CCT’s NAV per share and distributions per share since November 14, 2017, the date on which CCT’s shares first began to trade on the NYSE.

		Closing Sales Price		Premium / (Discount) of High Sales Price to NAV(2)	Premium / (Discount) of Low Sales Price to NAV(2)	Distributions Declared
Period	NAV(1)	High	Low
Fiscal Year Ended December 31, 2017
First quarter	$9.00	$—	$—	—	—	$62,259
Second quarter	8.92	—	—	—	—	62,068
Third quarter	20.01	—	—	—	—	54,628
Fourth quarter	19.55	18.98	15.98	(2.92%)	(18.26%)	65,178

Fiscal Year Ended December 31, 2018
First quarter	19.72	17.23	14.63	(12.63%)	(25.81%)	51,131
Second quarter	19.58	17.23	15.62	(12.00%)	(20.22%)	50,628
Third quarter (through September 25, 2018)	N/A	17.04	15.68	N/A	N/A	N/A

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low closing sales price less NAV per share, divided by the quarter-end NAV per share.

On September 25, 2018, the reported closing sales price of CCT’s shares on the NYSE was $15.73 per share.

BUSINESS OF FS INVESTMENT CORPORATION

FSIC was incorporated under the general corporation laws of the State of Maryland in December 2007 and formally commenced investment operations on January 2, 2009. FSIC is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, FSIC is required to comply with certain regulatory requirements. In addition, FSIC has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As of June 30, 2018, FSIC had total assets of approximately $3.9 billion.

FSIC’s investment activities are managed by the Advisor and are supervised by the FSIC Board, a majority of whom are independent. Under the Investment Advisory Agreement, FSIC has agreed to pay the Advisor an annual base management fee based on the average weekly value of FSIC’s gross assets and an incentive fee based on FSIC’s performance.

FSIC’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. FSIC seeks to meet its investment objectives by:

•	utilizing the experience and expertise of the management team of the Advisor;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle market companies, which FSIC defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. In many market environments, FSIC believes such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•

maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within FSIC’s portfolio, such as an event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

FSIC’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although FSIC does not expect a significant portion of its portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which it may invest. FSIC may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from its target companies as primary market or directly originated investments. In connection with FSIC’s debt investments, FSIC may on occasion receive equity interests such as warrants or options as additional consideration. FSIC may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in its target companies, generally in conjunction with one of its debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of FSIC’s portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor FSIC’s investment focus as market conditions evolve. Depending on market conditions, FSIC may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by FSIC’s fundamental analysis, which FSIC believes may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and CLOs.

The senior secured loans, second lien secured loans and senior secured bonds in which FSIC invests generally have stated terms of three to seven years and subordinated debt investments that FSIC makes generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in FSIC’s portfolio. FSIC’s debt investments may be rated by a nationally recognized statistical rating organization, or NRSRO, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). FSIC also invests in non-rated debt securities.

To seek to enhance its returns, FSIC employs leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed the maximum amount permitted by the 1940 Act. With certain limited exceptions, FSIC is only allowed to borrow amounts or issue debt securities if its asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. The minimum asset coverage requirement applicable to BDCs under the 1940 Act, however, is currently 150% provided that certain disclosure and approval requirements are met. See “Risk Factors— Risks Relating to FSIC—Risks Related to FSIC’s Business and Structure—The SBCA Act allows FSIC to incur additional leverage” for additional information.

As a BDC, FSIC is subject to certain regulatory restrictions in making its investments. For example, BDCs are generally not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated April 3, 2018, the SEC granted exemptive relief permitting FSIC, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR, with FSIC’s co-investment affiliates. FSIC believes this relief will enhance its ability to further its investment objectives and strategy. FSIC believes this relief may also increase favorable investment opportunities for it in part by allowing FSIC to participate in larger investments, together with the co-investment affiliates, than would be available to it if such relief had not been obtained.

Distributions

Subject to applicable legal restrictions and the sole discretion of the FSIC Board, FSIC intends to declare and pay regular cash distributions on a quarterly basis. FSIC will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of FSIC Common Stock are issued to such stockholder. From time to time, FSIC may also pay special interim distributions in the form of cash or shares of FSIC Common Stock at the discretion of the FSIC Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the FSIC Board.

FSIC may fund its cash distributions to FSIC stockholders from any sources of funds legally available to FSIC, including proceeds from the sale of shares of FSIC Common Stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to FSIC on account of preferred and common equity investments in portfolio companies. FSIC has not established limits on the amount of funds it may use from available sources to make distributions. There can be no assurance that FSIC will be able to pay distributions at a specific rate or at all.

During certain periods, FSIC’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions FSIC makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from FSIC’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to FSIC’s stockholders subject to information reporting. No portion of the distributions paid during the tax years ended December 31, 2017, 2016 or 2015 represented a return of capital. See “Certain Material U.S. Federal Income Tax Consequences of the Merger.”

FSIC has adopted an “opt out” distribution reinvestment plan, which provides for reinvestment of FSIC’s distributions on behalf of its stockholders unless a stockholder elects to receive cash. As a result, if the FSIC Board declares a cash distribution, then FSIC’s stockholders who have not elected to “opt out” of its distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of FSIC Common Stock rather than receiving the cash distribution.

Registered FSIC stockholders must notify FSIC’s transfer agent in writing if they wish to “opt out” of FSIC’s distribution reinvestment plan. No action is required on the part of a registered FSIC stockholder to have their cash distribution reinvested in shares of FSIC Common Stock.

If a FSIC stockholder holds shares of FSIC Common Stock in the name of a broker or financial intermediary, such FSIC stockholder should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of FSIC Common Stock.

Although distributions paid in the form of additional shares of FSIC Common Stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in FSIC’s distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “FS Investment Corporation Distribution Reinvestment Plan” for more information.

See “Market Price, Dividend and Distribution Information—FSIC” for additional information, including information regarding the cash distributions that FSIC declared during the six months ended June 30, 2018 and the years ended December 31, 2017, 2016 and 2015.

About the Advisor

The Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act. The Advisor is jointly operated by an affiliate of FS Investments and by KKR. FSIC’s chairman and chief executive officer, Michael C. Forman, serves as the Advisor’s chairman and chief executive officer, and Todd C. Builione, FSIC’s and CCT’s president, serves as the Advisor’s president. See “Risk Factors—Risks Relating to FSIC—Risks Related to the Advisor and its Affiliates” and “Certain Relationships and Related Party Transactions of FS Investment Corporation.”

In addition to managing FSIC’s and CCT’s investments, the Advisor also currently manages the following BDCs in the Fund Complex:

Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,773,417
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,710,786
FS Investment Corporation IV	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$376,615
Corporate Capital Trust II	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$198,921

(1)	As of June 30, 2018. Gross assets equals total assets set forth on each respective entity’s consolidated balance sheet. Dollar amounts are presented in thousands.

The Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. FSIC believes that the active and ongoing participation by FS Investments, KKR and their respective affiliates in the credit markets, and the depth of experience and disciplined investment approach of the Advisor’s management team, will allow the Advisor to successfully execute FSIC’s investment strategies. See “Management of FS Investment Corporation” for biographical information regarding the Advisor’s senior management team.

The FSIC Board, including a majority of independent directors, oversees and monitors FSIC’s investment performance, and beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will review the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting the industry standards for investor protection, education and transparency.

FS Investments is headquartered in Philadelphia with offices in New York, NY, Orlando, FL and Washington, D.C. The firm had approximately $24 billion in assets under management as of April 9, 2018.

About KKR

KKR is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had approximately $60.7 billion of assets under management as of June 30, 2018 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co.

KKR is a subsidiary of KKR & Co., a leading global investment firm with approximately $191.3 billion in assets under management as of June 30, 2018, that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR & Co. aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with its portfolio companies. KKR & Co. invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business.

Market Opportunity

FSIC believes that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

FSIC believes that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, FSIC believes that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source:	Moody’s Investors Service, Inc.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, FSIC believes that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. FSIC believes that the following characteristics support its belief:

Large Target Market

According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenues between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, FSIC believes, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for FSIC and investment programs managed by FSIC’s affiliates over the past several years, and FSIC believes that this market segment will continue to produce significant investment opportunities for FSIC.

Limited Investment Competition

Despite the size of the market, FSIC believes that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies represented approximately just 1% of overall middle market loan volume in 2017, down from 6% in 2016 and nearly 20% in 2011. However, the continuation of this trend is uncertain as a result of the potentially changing regulatory landscape.

In addition, regulatory uncertainty regarding CLOs may limit financing available to middle market companies. Risk retention and certain limitations placed on some banks’ ability to hold CLO securities may also inhibit future CLO creation and future lending to middle market companies. CLOs represented 62.3% of the institutional investor base for broadly syndicated loans in 2016, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle market borrowers.

FSIC also believes that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus FSIC believes that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. FSIC believes that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment

FSIC believes that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, FSIC believes that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing FSIC greater flexibility in structuring favorable transactions. FSIC believes that these factors will result in advantageous conditions in which to pursue its investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

FSIC invests primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that FSIC holds. Second, the investments themselves may often be illiquid. The securities of most of the companies in which FSIC invests are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, FSIC’s directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, FSIC may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. FSIC must therefore rely on the ability of the Advisor to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to FSIC’s Investments—An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.”

Investment Strategy

FSIC’s principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies. Although FSIC does not expect a significant portion of its portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which it may invest. FSIC may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from its target companies as primary market or directly originated investments. In connection with FSIC’s debt investments, FSIC may on occasion receive equity interests such as warrants or options as additional consideration. FSIC may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in its target companies, generally in conjunction with one of FSIC’s debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of FSIC’s portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor FSIC’s investment focus as market conditions evolve. Depending on market conditions, FSIC may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by FSIC’s fundamental analysis, which FSIC believes may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and CLOs.

When identifying prospective portfolio companies, FSIC focuses primarily on the attributes set forth below, which FSIC believes will help it generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for FSIC’s investment decisions, FSIC cautions investors that, if FSIC believes the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which FSIC chooses to invest. These attributes are:

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Leading, defensible market positions. FSIC seeks to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service FSIC’s debt in a range of economic environments. FSIC seeks companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in stable companies with positive cash flow. FSIC seeks to invest in established, stable companies with strong profitability and cash flows. Such companies, FSIC believes, are well-positioned to maintain consistent cash flow to service and repay FSIC’s loans and maintain growth in their businesses or market share. FSIC does not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

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Proven management teams. FSIC focuses on companies that have experienced management teams with an established track record of success. FSIC typically prefers its portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

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Private equity sponsorship. Often, FSIC seeks to participate in transactions sponsored by what FSIC believes to be sophisticated and seasoned private equity firms. The Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to FSIC’s debt investments, FSIC may benefit from the due diligence review performed by the private equity firm, in addition to its own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise which could provide additional protections for FSIC’s investments.

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Allocation among various issuers and industries. FSIC seeks to allocate its portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of its portfolio.

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Viable exit strategy. While FSIC attempts to invest in securities that may be sold in a privately negotiated over-the-counter market, providing FSIC a means by which it may exit its positions, FSIC expects that a large portion of its portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, FSIC focuses primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of FSIC’s investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Potential Competitive Strengths

FSIC believes that it offers investors the following potential competitive strengths:

Global platform with seasoned investment professionals

FSIC believes that the breadth and depth of the experience of the Advisor’s senior management team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, provides FSIC with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon

FSIC’s long-term investment horizon gives it great flexibility, which FSIC believes allows it to maximize returns on its investments. Unlike most private equity and venture capital funds, as well as many private debt funds, FSIC is not required to return capital to its stockholders once it exits a portfolio investment. FSIC believes that freedom from such capital return requirements, which allows it to invest using a longer-term focus, provides it with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

Disciplined, income-oriented investment philosophy

The Advisor employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure

The Advisor believes that its broad expertise and experience investing at all levels of a company’s capital structure enable FSIC to manage risk while affording it the opportunity for significant returns on its investments. FSIC attempts to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

International Capital Markets Capabilities.

The Advisor leverages the intellectual capital, industry experience and global network of KKR & Co.’s Capital Markets team to support the origination of new private credit investment opportunities. Through KKR & Co.’s Capital Markets franchise, the Advisor will benefit from expanded sources of deal flow, real-time market intelligence on pricing trends and continuous dialogue with issuers and sponsors to provide holistic financing solutions to current and prospective portfolio companies. In addition, KKR & Co.’s Capital Markets franchise gives FSIC the ability to access and originate larger transactions and enhances the Advisor’s ability to manage risk.

Ability to Create Bespoke Financing Solutions through Principal Finance.

The Advisor believes that there is an expansive and growing opportunity to create customized solutions in underserved and mispriced asset classes across the aircraft, consumer finance, real estate and auto & equipment finance sectors. Through KKR’s Principal Finance strategy, the Advisor will seek to identify investments with strong collateral protection, a low correlation to the broader markets and equity-like upside potential.

Operating and Regulatory Structure

FSIC’s investment activities are managed by the Advisor and supervised by the FSIC Board, a majority of whom are independent. Under the Investment Advisory Agreement, FSIC has agreed to pay the Advisor an annual base management fee based on the average weekly value of FSIC’s gross assets and an incentive fee based on FSIC’s performance. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation—Contractual Obligations” for a description of the fees FSIC pays to the Advisor. From time to time, the Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that the Advisor believes will aid it in achieving FSIC’s investment objectives.

The Advisor oversees FSIC’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities and other administrative services. The Advisor also performs, or oversees the performance of, FSIC’s corporate operations and required administrative services, which includes being responsible for the financial records that FSIC is required to maintain and preparing reports for FSIC’s stockholders and reports filed with the SEC. In addition, the Advisor assists FSIC in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to FSIC’s stockholders, and generally overseeing the payment of FSIC’s expenses and the performance of administrative and professional services rendered to FSIC by others.

Pursuant to the Administration Agreement, FSIC reimburses the Advisor for expenses necessary to perform services related to FSIC’s administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR providing administrative services to FSIC on behalf of the Advisor. FSIC reimburses the Advisor no less than quarterly for all costs and expenses incurred by the Advisor in performing its obligations and providing personnel and facilities under the Administration Agreement. The Advisor allocates the cost of such services to FSIC based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The FSIC Board reviews the methodology employed in determining how the expenses are allocated to FSIC and the proposed allocation of administrative expenses among FSIC and certain affiliates of the Advisor. The FSIC Board then assesses the reasonableness of such reimbursements for expenses allocated to FSIC based on the breadth, depth and quality of such services as compared to the estimated cost to FSIC of obtaining similar services from third-party service providers known to be available. In addition, the FSIC Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the FSIC Board compares the total amount paid to the Advisor for such services as a percentage of FSIC’s net assets to the same ratio as reported by other comparable BDCs.

FSIC has contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by FSIC and performing testing with respect to RIC compliance. Prior to April 1, 2015, FSIC had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as its chief compliance officer.

As a BDC, FSIC is required to comply with certain regulatory requirements. Also, while FSIC is permitted to finance investments using debt, FSIC’s ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, FSIC will adjust FSIC’s use of debt, according to market conditions, to the level FSIC believe will allow FSIC to generate maximum risk-adjusted returns. See “Regulation of FS Investment Corporation.” FSIC has elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Investment Types

FSIC’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although FSIC does not expect a significant portion of its portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which it may invest. FSIC may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from its target companies as primary market or directly originated investments. In connection with FSIC’s debt investments, FSIC may on occasion receive equity interests such as warrants or options as additional consideration. FSIC may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in its target companies, generally in conjunction with one of its debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of FSIC’s portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor FSIC’s investment focus as market conditions evolve. Depending on market conditions, FSIC may increase or decrease its exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and, finally, common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. FSIC relies on the Advisor’s experience to structure investments, possibly using all levels of the capital structure, which FSIC believes will perform in a broad range of economic environments.

Typical Leveraged Capital Structure Diagram

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm. Generally, FSIC’s senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, FSIC expects that the interest rate on its senior secured loans typically will have variable rates ranging between 6.0% and 13.0% over a standard benchmark, such as the prime rate or LIBOR.

Second Lien Secured Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower, which means that any realization of collateral will generally be applied to pay senior secured loans in full before second lien secured loans are paid and the value of the collateral may not be sufficient to repay in full both senior secured loans and second lien secured loans. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, FSIC expects these loans to carry a fixed rate, or a floating current yield of 8.0% to 15.0% over a standard benchmark. In addition, FSIC may receive additional returns from any warrants it may receive in connection with these investments.

Senior Secured Bonds

Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar maturities and covenant structures as senior secured loans. Generally, FSIC expects these investments to carry a fixed rate of 8.0% to 16.0%.

Subordinated Debt

In addition to senior secured loans, second lien secured loans and senior secured bonds, FSIC may invest a portion of its assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. FSIC generally targets subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, FSIC expects these securities to carry a fixed rate or a floating current yield of 8.0% to 18.0% over a standard benchmark. In addition, FSIC may receive additional returns from any warrants it may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.

Equity and Equity-Related Securities

While FSIC intends to maintain its focus on investments in debt securities, from time to time, when FSIC sees the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, it may enter into investments in preferred or common equity, typically in conjunction with a private equity sponsor it believes to be sophisticated and seasoned. In addition, FSIC typically receives the right to make equity investments in a portfolio company whose debt securities it holds in connection with the next equity financing round for that company. This right may provide FSIC with the opportunity to further enhance its returns over time through equity investments in its portfolio companies. In addition, FSIC may hold equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, generally obtained in conjunction with one of its debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In the future, FSIC may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising its right, if any, to require a portfolio company to repurchase the equity-related securities FSIC holds. With respect to any preferred or common equity investments, FSIC expects to target an annual investment return of at least 15%.

Non-U.S. Securities

FSIC may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies and securities of companies in emerging markets, to the extent permitted by the 1940 Act. In addition, investing in securities of companies in emerging markets involves many risks, including potential inflationary economic environments, regulation by foreign governments, different accounting standards, political uncertainties and economic, social, political, financial, tax and security conditions in the applicable emerging market, any of which could negatively affect the value of companies in emerging markets or investments in their securities.

Collateralized Loan Obligations

FSIC may invest in CLOs, which are a form of securitization where payments from multiple loans are pooled together. Investors may purchase one or more tranches of a CLO and each tranche typically reflects a different level of seniority in payment from the CLO.

Other Securities

FSIC may also invest from time to time in derivatives, including total return swaps and credit default swaps. FSIC anticipate that any use of derivatives would primarily be as a substitute for investing in conventional securities. See “Risk Factors—Risks Related to FSIC’s Investments—FSIC may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose FSIC to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.”

Cash and Cash Equivalents

FSIC may maintain a certain level of cash or equivalent instruments, including money market funds, to make follow-on investments, if necessary, in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, FSIC will require greater returns for securities that it perceives to carry increased risk. The companies in which FSIC invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in many cases, will not be rated by national rating agencies. When FSIC’s targeted debt investments do carry ratings from a NRSRO, FSIC believes that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). To the extent FSIC makes unrated investments, it believes that such investments would likely receive similar ratings if they were to be examined by a NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, FSIC’s targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain middle market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, FSIC believes that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which FSIC’s stockholders will receive a return of value is through interest income, dividends and capital gains generated by FSIC’s investments. In addition to these sources of income, FSIC may receive fees paid by its portfolio companies, including one-time closing fees paid at the time each investment is made. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment. In addition, FSIC may generate revenues in the form of non-recurring commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

FSIC seeks to limit the downside potential of its investment portfolio by:

•	applying its investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates it for credit risk;

•	allocating its portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•

negotiating or seeking debt investments with covenants or features that protect FSIC while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

FSIC may also enter into interest rate hedging transactions at the sole discretion of the Advisor. Such transactions will enable FSIC to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by the Advisor have spent their careers developing the resources necessary to invest in private companies. FSIC’s current transaction process is highlighted below.

FSIC’s Transaction Process

Sourcing

The relationships of the Advisor and its affiliates provide FSIC with access to a robust and established pipeline of investment opportunities sourced from a variety of different investment channels, including private equity sponsors, non-sponsored corporates, financial advisors, banks, brokers and family offices. In addition, access to KKR & Co.’s Capital Markets and KKR’s Principal Finance strategies provide FSIC with additional origination opportunities.

Evaluation

Screening. Once a potential investment has been identified, the Advisor screens the opportunity and makes a preliminary determination concerning whether to proceed with a more comprehensive deal-level due diligence review.

Pipeline/Risk Update. Upon review of the full deal pipeline, the Advisor raises key risks and issues to determine whether or not an investment meets FSIC’s basic investment criteria and offers an acceptable probability of attractive returns with identifiable downside risk. The objective is for the Advisor to identify a suitable and attractive opportunity for a more comprehensive due diligence review based on the facts and circumstances surrounding the investment.

Deal-level Q&A: After an investment has been identified and preliminary due diligence has been completed, screening memos and a credit research analysis is prepared. These reports are reviewed by the Advisor’s investment committee, or the Investment Committee, to discuss key diligence and structuring issues. Following the Advisor’s review, the Investment Committee will complete any incremental due diligence prior to formal Investment Committee approval. Though each transaction may involve a somewhat different approach, the Advisor’s diligence of each opportunity could include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

Execution

Following any incremental due diligence, the Investment Committee is presented with a formal recommendation for approval. Once the Investment Committee has determined that the portfolio company is suitable for investment, the Advisor works with the management team of the prospective company to finalize the structure and terms of the investment. FSIC believes that structuring transactions appropriately is a key factor to producing strong investment results. Accordingly, FSIC will actively consider transaction structures and seek to process and negotiate terms that provide the best opportunities for superior risk-adjusted returns.

Post-Investment Monitoring

Portfolio Monitoring. The Advisor monitors FSIC’s portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, the Advisor works closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, FSIC may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, the Advisor receives financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from FSIC’s portfolio companies. The Advisor uses this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, the Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in FSIC’s portfolio. The Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in FSIC’s portfolio. In connection with valuing FSIC’s assets, the FSIC Board reviews these investment ratings on a quarterly basis. In the event that FSIC’s advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, the

Advisor will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

The following table shows the distribution of FSIC’s investments on the 1 to 5 investment rating scale at fair value as of June 30, 2018 and December 31, 2017 (dollar amounts presented in thousands):

	June 30, 2018		December 31, 2017
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$212,953	6%	$418,237	11%
2	2,419,765	67%	3,113,283	79%
3	839,566	23%	370,286	10%
4	126,962	3%	10,157	0%
5	27,655	1%	14,271	0%

Total	$3,626,901	100%	$3,926,234	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect FSIC’s expectation of performance and changes in investment values.

Valuation Process. Each quarter, FSIC values investments in its portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, the FSIC Board determines the fair value of such investments in good faith, utilizing the input of FSIC’s valuation committee, the Advisor and any other professionals or materials that the FSIC Board deems worthy and relevant, including independent third-party pricing services and independent third-party valuation services, if applicable. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation—Critical Accounting Policies—Valuation of Portfolio Investments.”

Managerial Assistance. As a BDC, FSIC must offer, and provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of its portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, the Advisor will provide such managerial assistance on FSIC’s behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, FSIC, rather than the Advisor, will retain any fees paid for such assistance.

Exit

While FSIC attempts to invest in securities that may be sold in a privately negotiated over-the-counter market, providing it a means by which it may exit its positions, FSIC expects that a large portion of its portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, FSIC focuses primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of FSIC’s investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Employees

FSIC does not currently have any employees. Each of FSIC’s executive officers is a principal, officer or employee of the Advisor or its affiliates, which manages and oversees FSIC’s investment operations. In the future, the Advisor may retain additional investment personnel based upon its needs.

Facilities

FSIC does not own any real estate or other physical properties materially important to its operation. FSIC’s headquarters are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania, 19112. FSIC believes that its office facilities are suitable and adequate for its business as presently conducted.

Legal Proceedings

Neither FSIC nor the Advisor is currently subject to any material legal proceedings, nor, to FSIC’s knowledge, is any material legal proceeding threatened against FSIC or against the Advisor.

From time to time, FSIC and individuals employed by the Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of FSIC’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, FSIC does not expect that these proceedings will have a material adverse effect upon its financial condition or results of operations.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FS INVESTMENT CORPORATION

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this joint proxy statement/prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

FSIC cannot assure you that the Merger will be consummated as scheduled, or at all. See “Risk Factors—Risks Related to the Merger” for a description of the risks associated with a failure to consummate the Merger and a description of the risks that the combined company may face if the Merger is consummated.

Overview

FSIC was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. FSIC is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. On April 16, 2014, shares of FSIC Common Stock began trading on the NYSE under the ticker symbol “FSIC.” This listing accomplished FSIC’s goal of providing its stockholders with greatly enhanced liquidity.

FSIC’s investment activities are managed by the Advisor and supervised by the FSIC Board. A majority of the directors on the FSIC Board are independent. Under the Investment Advisory Agreement, FSIC has agreed to pay the Advisor an annual base management fee based on the average weekly value of FSIC’s gross assets and an incentive fee based on its performance.

FSIC’s investment activities were managed by FB Advisor until April 9, 2018 and thereafter have been managed by the Advisor. FB Advisor previously engaged GDFM to act as FSIC’s investment sub-adviser. GDFM resigned as FSIC’s investment sub-adviser and terminated the investment sub-advisory agreement between GDFM and FB Advisor, dated April 3, 2008, or the Investment Sub-Advisory Agreement, on April 9, 2018.

FSIC’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. FSIC has identified and intend to focus on the following investment categories, which it believes will allow it to generate an attractive total return with an acceptable level of risk.

Direct Originations: FSIC intends to directly source investment opportunities. Such investments are originated or structured for FSIC or made by FSIC and are not generally available to the broader market. These investments may include both debt and equity components, although FSIC does not generally make equity investments independent of having an existing credit relationship. FSIC believes directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: FSIC intends to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by FSIC’s fundamental analysis. FSIC believes that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. FSIC seeks to allocate capital to these securities that have been misunderstood or mispriced by the market and where it believes there is an opportunity to earn an attractive return on its investment. Such opportunities may include event driven investments, anchor orders (i.e. opportunities that are originated and then syndicated by a commercial or investment bank but where FSIC provides a capital commitment significantly above the average syndicate participant) and CLOs.

In the case of event driven investments, FSIC intends to take advantage of dislocations that arise in the markets due to an impending event and where the market’s apparent expectation of value differs substantially from FSIC’s fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Compared to other investment strategies, event driven investing depends more heavily on FSIC’s ability to successfully predict the outcome of an individual event rather than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.

FSIC may also invest in anchor orders. In these types of investments, it may receive fees, preferential pricing or other benefits not available to other lenders in return for its significant capital commitment. The decision to provide an anchor order to a syndicated transaction is predicated on a rigorous credit analysis, FSIC’s familiarity with a particular company, industry or financial sponsor, and the broader investment experiences of FSIC’s investment adviser.

In addition, FSIC opportunistically invests in CLOs. CLOs are a form of securitization where the cash flow from a pooled basket of syndicated loans is used to support distribution payments made to different tranches of securities. While collectively CLOs represent nearly fifty percent of the broadly syndicated loan universe, investing in individual CLO tranches requires a high degree of investor sophistication due to their structural complexity and the illiquid nature of their securities.

Broadly Syndicated/Other: Although FSIC’s primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances it will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than FSIC’s directly originated investments and provide a complement to its less liquid strategies. In addition, and because FSIC typically receives more attractive financing terms on these positions than it does on its less liquid assets, FSIC is able to leverage the broadly syndicated portion of its portfolio in such a way that maximizes the levered return potential of its portfolio.

FSIC’s portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although FSIC does not expect a significant portion of its portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which it may invest. FSIC may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from FSIC’s target companies as primary market or directly originated investments. In connection with FSIC’s debt investments, it may on occasion receive equity interests such as warrants or options as additional consideration. FSIC may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in FSIC’s target companies, generally in conjunction with one of FSIC’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of FSIC’s portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor FSIC’s investment focus as market conditions evolve. Depending on market conditions, FSIC may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which FSIC invests generally have stated terms of three to seven years and subordinated debt investments that it makes generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in FSIC’s portfolio. FSIC’s debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). FSIC also invests in non-rated debt securities.

Revenues

The principal measure of FSIC’s financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on foreign currency, net unrealized appreciation or depreciation on investments and net unrealized gain or loss on foreign currency. Net investment income is the difference between FSIC’s income from interest, dividends, fees and other investment income and its operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost, including the respective realized gain or loss on foreign currency for those foreign denominated investment transactions. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currency fluctuations. Net unrealized appreciation or depreciation on investments is the net change in the fair value of FSIC’s investment portfolio, including the respective unrealized gain or loss on foreign currency for those foreign denominated investments. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations.

FSIC principally generates revenues in the form of interest income on the debt investments it holds. In addition, FSIC generates revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. FSIC may also generate revenues in the form of dividends and other distributions on the equity or other securities it holds.

Expenses

FSIC’s primary operating expenses include the payment of management and incentive fees and other expenses under the Investment Advisory Agreement and the Administration Agreement, interest expense from financing facilities and other indebtedness, and other expenses necessary for its operations. The management and incentive fees compensate the Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing its investments.

The Advisor oversees FSIC’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Advisor also performs, or oversees the performance of, FSIC’s corporate operations and required administrative services, which includes being responsible for the financial records that it is required to maintain and preparing reports for its stockholders and reports filed with the SEC. In addition, the Advisor assists FSIC in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to its stockholders, and generally overseeing the payment of its expenses and the performance of administrative and professional services rendered to it by others.

Pursuant to the Administration Agreement, FSIC reimburses the Advisor for expenses necessary to perform services related to its administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR providing administrative services to FSIC on behalf of the Advisor. FSIC reimburses the Advisor no less than quarterly for all costs and expenses incurred by the Advisor in performing its obligations and providing personnel and facilities under the Administration Agreement. The Advisor allocates the cost of such services to FSIC based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The FSIC Board reviews the methodology employed in determining how the expenses are allocated to it and the proposed allocation of administrative expenses among FSIC and certain affiliates of the Advisor. The FSIC Board then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to it of obtaining similar services from third-party service providers known to be available. In addition, the FSIC Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the FSIC Board compares the total amount paid to the Advisor for such services as a percentage of its net assets to the same ratio as reported by other comparable BDCs.

FSIC bears all other expenses of its operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of its securities, subject to limitations included in the Investment Advisory Agreement;

•	the cost of calculating its net asset value, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of its common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on its debt or related obligations;

•	transfer agent and custodial fees;

•

research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	fees and expenses of directors not also serving in an executive officer capacity for FSIC or the Advisor;

•	costs of proxy statements, stockholders’ reports, notices and other filings;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, corporate governance, government and regulatory affairs activities, independent audits and outside legal costs;

•	costs associated with its reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for FSIC’s investments; and

•

all other expenses incurred by the Advisor or FSIC in connection with administering its business, including expenses incurred by the Advisor in performing administrative services for it and administrative personnel paid by the Advisor, to the extent they are not controlling persons of the Advisor or any of its affiliates, subject to the limitations included in the Investment Advisory Agreement and the Administration Agreement.

In addition, FSIC has contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by it and performing testing with respect to RIC compliance.

Portfolio Investment Activity for the Three and Six Months Ended June 30, 2018 and Year Ended December 31, 2017

Total Portfolio Activity

The following tables present certain selected information regarding FSIC’s portfolio investment activity for the three and six months ended June 30, 2018 and year ended December 31, 2017:

Net Investment Activity	For the Three Months Ended June 30, 2018	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Purchases	$240,443	$356,433	$1,284,317
Sales and Repayments	(350,253)	(566,198)	(1,134,998)

Net Portfolio Activity	$(109,810)	$(209,765)	$149,319

	For the Three Months Ended June 30, 2018		For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$148,549	62%	$246,944	69%	$954,681	74%
Senior Secured Loans—Second Lien	19,116	8%	23,283	7%	77,269	6%
Senior Secured Bonds	36,679	15%	43,105	12%	86,049	7%
Subordinated Debt	5,210	2%	9,269	3%	118,937	9%
Collateralized Securities	618	0%	853	0%	409	0%
Equity/Other	30,271	13%	32,979	9%	46,972	4%

Total	$240,443	100%	$356,433	100%	$1,284,317	100%

The following table summarizes the composition of FSIC’s investment portfolio at cost and fair value as of June 30, 2018 and December 31, 2017:

	June 30, 2018 (Unaudited)			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,444,868	$2,435,357	67%	$2,501,103	$2,520,994	64%
Senior Secured Loans—Second Lien	151,825	129,795	4%	222,232	197,588	5%
Senior Secured Bonds	192,740	185,986	5%	157,699	161,650	4%
Subordinated Debt	476,692	437,774	12%	500,626	489,761	13%
Collateralized Securities	46,522	51,961	1%	47,471	54,319	1%
Equity/Other	348,136	386,028	11%	387,715	501,922	13%

Total	$3,660,783	$3,626,901	100%	$3,816,846	$3,926,234	100%

(1)	Amortized costs represent the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of FSIC’s investment portfolio as of June 30, 2018 and December 31, 2017:

	June 30, 2018	December 31, 2017
Number of Portfolio Companies	109	100
% Variable Rate (based on fair value)	69.8%	69.4%
% Fixed Rate (based on fair value)	19.6%	17.8%
% Income Producing Equity/Other Investments (based on fair value)	2.2%	2.3%
% Non-Income Producing Equity/Other Investments (based on fair value)	8.4%	10.5%
Average Annual EBITDA of Portfolio Companies	$107,700	$85,700
Weighted Average Purchase Price of Debt Investments (as a % of par)	99.5%	99.5%
% of Investments on Non-Accrual (based on fair value)	0.2%	0.2%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	10.2%	9.6%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income Producing Assets	11.1%	10.5%

For the six months ended June 30, 2018, FSIC’s total return based on net asset value was (0.54)% and FSIC’s total return based on market value was 5.03%. For the year ended December 31, 2017, FSIC’s total return based on net asset value was 7.97% and its total return based on market value was (21.39)%.

FSIC’s estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of FSIC Common Stock. Its estimated gross portfolio yield does not reflect operating expenses that may be incurred by it. In addition, FSIC’s estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of FSIC Common Stock. FSIC’s estimated gross portfolio yield and total return based on net asset value do not represent actual investment returns to stockholders. Its estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See footnotes 6 and 7 to the table included in Note 11 to FSIC’s audited consolidated financial statements included herein for information regarding the calculation of its total return based on net asset value and total return based on market value, respectively.

Direct Originations

The following tables present certain selected information regarding FSIC’s direct originations for the three and six months ended June 30, 2018 and year ended December 31, 2017:

New Direct Originations	For the Three Months Ended June 30, 2018	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Total Commitments (including unfunded commitments)	$163,261	$242,851	$1,045,807
Exited Investments (including partial paydowns)	(288,451)	(474,687)	(869,061)

Net Direct Originations	$(125,190)	$(231,836)	$176,746

	For the Three Months Ended June 30, 2018		For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
New Direct Originations by Asset Class (including unfunded commitments)	Commitment Amount	Percentage	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans—First Lien	$150,130	92%	$222,012	91%	$872,624	83%
Senior Secured Loans—Second Lien	—	—	4,167	2%	23,113	2%
Senior Secured Bonds	—	—	—	—	32,259	3%
Subordinated Debt	—	—	833	0%	92,000	9%
Collateralized Securities	—	—	—	—	—	—
Equity/Other	13,131	8%	15,839	7%	25,811	3%

Total	$163,261	100%	$242,851	100%	$1,045,807	100%

	For the Three Months Ended June 30, 2018	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Average New Direct Origination Commitment Amount	$14,842	$14,285	$24,900
Weighted Average Maturity for New Direct Originations	7/16/24	4/4/24	4/12/23
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period	11.5%	11.2%	9.5%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period—Excluding Non-Income Producing Assets	11.5%	11.2%	9.7%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations Exited during Period	10.5%	10.5%	9.7%

The following table presents certain selected information regarding FSIC’s direct originations as of June 30, 2018 and December 31, 2017:

Characteristics of All Direct Originations held in Portfolio	June 30, 2018	December 31, 2017
Number of Portfolio Companies	72	75
Average Annual EBITDA of Portfolio Companies	$73,300	$68,600
Average Leverage Through Tranche of Portfolio Companies—Excluding Equity/Other and Collateralized Securities	5.6x	4.9x
% of Investments on Non-Accrual	0.2%	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	10.0%	9.6%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations—Excluding Non-Income Producing Assets	10.9%	10.4%

Portfolio Composition by Strategy

The table below summarizes the composition of FSIC’s investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of June 30, 2018 and December 31, 2017:

	June 30, 2018		December 31, 2017
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$3,277,882	90%	$3,606,608	92%
Opportunistic	313,500	9%	295,501	7%
Broadly Syndicated/Other	35,519	1%	24,125	1%

Total	$3,626,901	100%	$3,926,234	100%

See Note 6 to FSIC’s audited consolidated financial statements included herein for additional information regarding the composition of its investment portfolio by industry classification.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, the Advisor uses, and historically FB Advisor used, an investment rating system to characterize and monitor the expected level of returns on each investment in FSIC’s portfolio. The Advisor uses, and historically FB Advisor used, an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.

2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.

3	Performing investment requiring closer monitoring.

4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

The following table shows the distribution of FSIC’s investments on the 1 to 5 investment rating scale at fair value as of June 30, 2018 and December 31, 2017:

	June 30, 2018		December 31, 2017
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$212,953	6%	$418,237	11%
2	2,419,765	67%	3,113,283	79%
3	839,566	23%	370,286	10%
4	126,962	3%	10,157	0%
5	27,655	1%	14,271	0%

Total	$3,626,901	100%	$3,926,234	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect FSIC’s expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three and Six Months Ended June 30, 2018 and 2017

Revenues

FSIC’s investment income for the three and six months ended June 30, 2018 and 2017 was as follows:

	Three Months Ended June 30,				Six Months Ended June 30,
	2018		2017		2018		2017
	Amount	Percentage of Total Income	Amount	Percentage of Total Income	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$81,085	85%	$79,220	80%	$158,902	81%	$157,244	77%
Paid-in-kind interest income	11,497	12%	9,927	10%	24,890	12%	18,408	9%
Fee income	2,993	3%	9,548	10%	5,446	3%	29,107	14%
Dividend income	—	—	—	—	7,355	4%	—	—

Total investment income(1)	$95,575	100%	$98,695	100%	$196,593	100%	$204,759	100%

(1)

Such revenues represent $83,150 and $87,526 of cash income earned as well as $12,425 and $11,169 in non-cash portions relating to accretion of discount and PIK interest for the three months ended June 30, 2018 and 2017, respectively, and represent $169,382 and $183,604 of cash income earned as well as $27,211 and $21,155 in non-cash portions relating to accretion of discount and PIK interest for the six months ended June 30, 2018 and 2017, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The level of interest income that FSIC receives is generally related to the balance of income-producing investments, multiplied by the weighted average yield of its investments. Fee income is transaction based, and typically consists of amendment and consent fees, prepayment fees, structuring fees and other non-recurring fees. As such, fee income is generally depended on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The increase in interest and PIK interest income during the three months ended June 30, 2018 compared to the three months ended June 30, 2017 can be attributed to an increase in LIBOR and the prime rate. The decrease in fee income during the three months ended June 30, 2018 compared to the three months ended June 30, 2017 was primarily due to the decrease of structuring and prepayment activity during the three months ended June 30, 2018 compared to the three months ended June 30, 2017.

The increase in interest and PIK interest income during the six months ended June 30, 2018 compared to the six months ended June 30, 2017 can be attributed to the restructuring of certain assets into assets with a higher PIK interest rate and an increase in LIBOR and the prime rate. The decrease in fee income during the six months ended June 30, 2018 compared to the six months ended June 30, 2017 was primarily due to the decrease of structuring and prepayment activity during the six months ended June 30, 2018 compared to the six months ended June 30, 2017.

The increase in dividend income during the six months ended June 30, 2018 compared to the six months ended June 30, 2017 was primarily due to a one-time dividend paid in respect of one of FSIC’s investments during the six months ended June 30, 2018.

Expenses

FSIC’s operating expenses, together with excise taxes, for the three and six months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Management fees	$15,313	$18,367	$33,167	$36,734
Subordinated income incentive fees	10,906	11,617	22,905	24,764
Administrative services expenses	742	742	1,476	1,476
Accounting and administrative fees	249	255	503	520
Interest expense	20,782	19,617	40,835	39,056
Directors’ fees	274	274	770	545
Expenses associated with FSIC’s independent audit and related fees	112	112	223	223
Legal fees	252	146	496	264
Printing fees	297	249	590	398
Stock transfer agent fees	31	30	60	59
Other(2)	887	826	1,842	1,670

Total operating expenses	$49,845	$52,235	$102,867	$105,709
Management fee waiver	(225)	—	(2,776)	—

Total net expenses, including excise taxes	$49,620	$52,235	$100,091	$105,709

The following table reflects selected expense ratios as a percent of average net assets for the three and six months ended June 30, 2018 and 2017.

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Ratio of operating expenses and excise taxes to average net assets	2.24%	2.27%	4.56%	4.59%
Ratio of management fee waiver to average net assets	(0.01)%	—	(0.13)%	—

Ratio of net operating expenses to average net assets	2.23%	2.27%	4.43%	4.59%
Ratio of incentive fees, interest expense and excise taxes to average net assets(1)	1.43%	1.36%	2.82%	2.77%

Ratio of net operating expenses, excluding certain expenses, to average net assets	0.80%	0.91%	1.61%	1.82%

(1)	Ratio data may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

Incentive fees and interest expense, among other things, may increase or decrease FSIC’s expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under its financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

FSIC’s net investment income totaled $45,955 ($0.19 per share) and $46,460 ($0.19 per share) for the three months ended June 30, 2018 and 2017, respectively. The decrease in net investment income for the three months ended June 30, 2018 and 2017 can be attributed primarily to lower fee income during the three months ended June 30, 2018 as discussed above which was partially offset by a reduction in the management fee effective in the second quarter of 2018.

FSIC’s net investment income totaled $96,502 ($0.40 per share) and $99,050 ($0.40 per share) for the six months ended June 30, 2018 and 2017, respectively. The decrease in net investment income can be attributed primarily to lower fee income during the six months ended June 30, 2018 as discussed above, which was partially offset by higher dividend income and the management fee waiver.

Net Realized Gains or Losses

FSIC’s net realized gains (losses) on investments, secured borrowing and foreign currency for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net realized gain (loss) on investments(1)	$30,665	$(14,147)	$26,322	$(115,168)
Net realized gain (loss) on foreign currency	36	61	97	184

Total net realized gain (loss)	$30,701	$(14,086)	$26,419	$(114,984)

(1)

FSIC sold investments and received principal repayments, respectively, of $137,014 and $213,239 during the three months ended June 30, 2018 and $48,617 and $261,952 during the three months ended June 30, 2017. FSIC sold investments and received principal repayments, respectively, of $168,761 and $397,437 during the six months ended June 30, 2018 and $217,870 and $457,007 during the six months ended June 30, 2017.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Secured Borrowing and Unrealized Gain (Loss) on Foreign Currency

FSIC’s net change in unrealized appreciation (depreciation) on investments, secured borrowing and unrealized gain (loss) on foreign currency for the three and six months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net change in unrealized appreciation (depreciation) on investments	$(110,532)	$(10,928)	$(143,270)	$101,505
Net change in unrealized appreciation (depreciation) on secured borrowing	—	—	—	(10)
Net change in unrealized gain (loss) on foreign currency	2,538	(3,004)	1,936	(3,726)

Total net change in unrealized appreciation (depreciation)	$(107,994)	$(13,932)	$(141,334)	$97,769

During the three and six months ended June 30, 2018, the net change in unrealized appreciation (depreciation) on FSIC’s investments was primarily driven by lower valuations in a few select investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended June 30, 2018, the net decrease in net assets resulting from operations was $31,338 ($0.13 per share) compared to a net increase in net assets resulting from operations of $18,442 ($0.08 per share) during the three months ended June 30, 2017.

For the six months ended June 30, 2018, the net decrease in net assets resulting from operations was $18,413 ($0.08 per share) compared to a net increase in net assets resulting from operations of $81,835 ($0.33 per share) during the six months ended June 30, 2017.

Comparison of the Years Ended December 31, 2017, 2016 and 2015

Revenues

FSIC’s investment income for the years ended December 31, 2017, 2016 and 2015 was as follows:

	Year Ended December 31,
	2017		2016		2015
	Amount	Percentage of Total Income	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$334,296	80%	$350,728	83%	$400,288	84%
Paid-in-kind interest income	40,978	10%	32,837	8%	23,529	5%
Fee income	44,016	10%	36,293	8%	44,182	9%
Dividend income	21	0%	2,951	1%	6,798	2%

Total investment income(1)	$419,311	100%	$422,809	100%	$474,797	100%

(1)

Such revenues represent $373,421, $382,147 and $440,121 of cash income earned as well as $45,890, $40,662 and $34,676 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2017, 2016 and 2015, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The level of interest income FSIC receives is generally related to the balance of income-producing investments, multiplied by the weighted average yield of FSIC’s investments. Fee income is transaction based, and typically consists of amendment and consent fees, prepayment fees, structuring fees and other non-recurring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The decrease in interest income and increase in PIK interest income for the year ended December 31, 2017 compared to the year ended December 31, 2016 can be attributed to the prepayment and restructuring of certain higher yielding assets into assets with a higher PIK paying component. The higher fee income during this same period can be attributed to such increased prepayment and restructuring activity.

The decrease in interest income and fee income in the aggregate during the year ended December 31, 2016 compared to the year ended December 31, 2015 was primarily due to reduced leverage levels, prepayments of certain higher-yielding assets and increased equity holdings as a result of a number of restructurings during the year ended December 31, 2016. The decrease in dividend income was due primarily to a one-time dividend paid in respect of one of FSIC’s investments during the year ended December 31, 2015.

Expenses

FSIC’s operating expenses, together with excise taxes, for the years ended December 31 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
	2017	2016	2015
Management fees	$72,797	$71,280	$75,401
Capital gains incentive fees	—	—	(21,075)
Subordinated income incentive fees	50,297	51,830	61,036
Administrative services expenses	3,051	3,475	4,182
Accounting and administrative fees	1,014	966	1,082
Interest expense	79,145	74,058	75,127
Directors’ fees	1,149	1,139	1,026
Expenses associated with FSIC’s independent audit and related fees	350	481	486
Compensation of FSIC’s chief compliance officer(1)	—	—	25
Legal fees	1,134	910	1,826
Printing fees	1,198	1,329	1,079
Stock transfer agent fees	134	179	134
Other(2)	2,599	4,285	3,322

Total operating expenses	$212,868	$209,932	$203,651
Management fee waiver	(2,575)	—	—

Net operating expenses before taxes	210,293	209,932	203,651
Excise taxes	5,259	5,554	6,056

Total net expenses, including excise taxes	$215,552	$215,486	$209,707

(1)

On April 1, 2015, James F. Volk was appointed as FSIC’s chief compliance officer. Prior to that date, FSIC had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as FSIC’s chief compliance officer. Mr. Volk is employed by FS Investments and will not receive any direct compensation from FSIC in this capacity.

(2)

Other expenses during the year ended December 31, 2016 include $938 of breakage fees associated with the partial paydown of a former debt financing arrangement two of FSIC’s wholly-owned, special purpose financing subsidiaries had entered into with JPMorgan Chase Bank, N.A., London Branch.

The following table reflects selected expense ratios as a percent of average net assets for the years ended December 31, 2017, 2016 and 2015.

	Year Ended December 31,
	2017	2016	2015
Ratio of operating expenses and excise taxes to average net assets	9.48%	9.69%	8.90%
Ratio of management fee waiver to average net assets	(0.11)%	—	—

Ratio of net operating expenses to average net assets	9.37%	9.69%	8.90%
Ratio of incentive fees, interest expense and excise taxes to average net assets(1)	5.85%	5.91%	5.15%

Ratio of net operating expenses, excluding certain expenses, to average net assets	3.52%	3.78%	3.75%

(1)	Ratio data may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

Incentive fees and interest expense, among other things, may increase or decrease FSIC’s expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under FSIC’s financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

FSIC’s net investment income totaled $203,759 ($0.83 per share), $207,323 ($0.85 per share) and $265,090 ($1.10 per share) for the years ended December 31, 2017, 2016 and 2015, respectively. The decrease in net investment income for the years ended December 31, 2017 and 2016 compared to 2015 can be attributed to the reversal of capital gains incentive fees that reduced expenses during the year ended December 31, 2015, as well as lower income during 2017 and 2016 as discussed above.

Net Realized Gains or Losses

FSIC’s net realized gains (losses) on investments, secured borrowing and foreign currency for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
	2017	2016	2015
Net realized gain (loss) on investments(1)	$(142,769)	$(63,561)	$(62,426)
Net realized gain (loss) on secured borrowing	(21)	—	—
Net realized gain (loss) on foreign currency	247	330	(640)

Total net realized gain (loss)	$(142,543)	$(63,231)	$(63,066)

(1)

FSIC sold investments and received principal repayments, respectively, of $350,171 and $784,827 during the year ended December 31, 2017, $547,222 and $1,041,276 during the year ended December 31, 2016 and $607,368 and $1,018,152 during the year ended December 31, 2015.

Net Change in Unrealized Appreciation (Depreciation)

FSIC’s net change in unrealized appreciation (depreciation) on investments, secured borrowing and unrealized gain (loss) on foreign currency for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
	2017	2016	2015
Net change in unrealized appreciation (depreciation) on investments	$126,512	$148,691	$(167,165)
Net change in unrealized appreciation (depreciation) on secured borrowing	49	(49)	—
Net change in unrealized gain (loss) on foreign currency	(5,790)	1,557	3,526

Total net change in unrealized appreciation (depreciation)	$120,771	$150,199	$(163,639)

During the year ended December 31, 2017, the net change in unrealized appreciation (depreciation) on FSIC’s investments was primarily driven by the conversion of unrealized depreciation to realized losses combined with depreciation of certain equity positions. During the year ended December 31, 2016, the net change in unrealized appreciation (depreciation) on FSIC’s investments was primarily driven by a general tightening of credit spreads and an increase in the valuation of certain of FSIC’s energy investments and Caesars Entertainment Operating Co., Inc. loans following positive developments in restructuring efforts concerning these loans.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the years ended December 31, 2017, 2016 and 2015, the net increase in net assets resulting from operations was $181,987 ($0.74 per share), $294,291 ($1.21 per share) and $38,385 ($0.16 per share), respectively.

Financial Condition, Liquidity and Capital Resources

Overview

As of June 30, 2018, FSIC had $200,778 in cash and foreign currency, which it or its wholly-owned financing subsidiaries held in custodial accounts, and $346,220 in borrowings available under its financing arrangements, subject to borrowing base and other limitations. As of June 30, 2018, FSIC also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of June 30, 2018, FSIC had twenty-two unfunded debt investments with aggregate unfunded commitments of $126,991, one unfunded commitment to purchase up to $112 of preferred stock. FSIC maintains sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise.

FSIC currently generates cash primarily from cash flows from fees, interest and dividends earned from its investments, as well as principal repayments and proceeds from sales of its investments. To seek to enhance its returns, FSIC also employs leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed 50% of the value of its assets, as required by the 1940 Act. See “—Financing Arrangements.”

Prior to investing in securities of portfolio companies, FSIC invests the cash received from fees, interest and dividends earned from its investments and principal repayments and proceeds from sales of its investments primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with its BDC election and its election to be taxed as a RIC.

Financing Arrangements

The following table presents summary information with respect to FSIC’s outstanding financing arrangements as of June 30, 2018:

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility(1)	Revolving Credit Facility	L+2.50%	$67,000		$83,000	December 15, 2021
ING Credit Facility(1)	Revolving Credit Facility	L+2.25%	$64,280	(2)	$263,220	March 16, 2021
Locust Street Credit Facility(1)	Term Loan Credit Facility	L+2.68%	$425,000		$—	November 1, 2020
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$405,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022

Total			$1,636,280		$346,220

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)

Borrowings in Euros and Canadian dollars. Euro balance outstanding of €41,372 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.17 as of June 30, 2018 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.76 as of June 30, 2018 to reflect total amount outstanding in U.S. dollars.

See Note 8 to FSIC’s consolidated financial statements included herein for additional information regarding its financing arrangements. From time to time, FSIC may incur additional indebtedness by amending the terms of its existing financing arrangements or entering into new financing arrangements, in each case subject to the limitations under the 1940 Act.

RIC Status and Distributions

FSIC has elected to be subject to tax as a RIC under Subchapter M of the Code. In order to qualify for RIC tax treatment, FSIC must, among other things, make distributions of an amount at least equal to 90% of our

“investment company taxable income,” determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. FSIC intends to make sufficient distributions to its stockholders to qualify for and maintain its RIC tax status each tax year. FSIC is also subject to a 4% nondeductible federal excise tax on certain undistributed income unless it makes distributions in a timely manner to its stockholders generally of an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income, which is the excess of capital gains in excess of capital losses, or capital gain net income (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which FSIC paid no U.S. federal income tax. Any distribution declared by FSIC during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by FSIC’s U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. FSIC can offer no assurance that it will achieve results that will permit it to pay any cash distributions. If FSIC issues senior securities, it will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of its borrowings.

Subject to applicable legal restrictions and the sole discretion of the FSIC Board, FSIC intends to declare regular cash distributions on a quarterly basis and pay such distributions on a monthly basis. FSIC will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of FSIC Common Stock are issued to such stockholder. From time to time, FSIC may also pay special interim distributions in the form of cash or shares of FSIC Common Stock at the discretion of the FSIC Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the FSIC Board.

During certain periods, FSIC’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions FSIC makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from FSIC’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a non-taxable distribution) will be mailed to FSIC’s stockholders.

FSIC intends to continue to make its regular distributions in the form of cash, out of assets legally available for distribution, unless stockholders elect to receive their cash distributions in additional shares of FSIC Common Stock under the FSIC distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

The following table reflects the cash distributions per share that FSIC has declared on its shares of FSIC Common Stock during the six months ended June 30, 2018 and 2017 (dollar amounts in the table below are presented in thousands, except per share data):

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2017
March 31, 2017	$0.22275	$54,485
June 30, 2017	0.22275	54,607

Total	$0.44550	$109,092

Fiscal 2018
March 31, 2018	$0.19000	$46,683
June 30, 2018	0.19000	45,945

Total	$0.38000	$92,628

See Note 5 to FSIC’s audited consolidated financial statements included herein for additional information regarding its distributions, including a reconciliation of its GAAP-basis net investment income to its tax-basis net investment income for the six months ended June 30, 2018 and 2017.

Critical Accounting Policies

FSIC’s financial statements are prepared in conformity with GAAP, which requires it to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including FSIC’s past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of FSIC’s results of operations to those of companies in similar businesses. As FSIC executes its operating plans, it will describe additional critical accounting policies in the notes to its future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

FSIC determines the net asset value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the FSIC Board. In connection with that determination, the Advisor provides the FSIC Board with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, FSIC undertakes a multi-step valuation process each quarter, as described below:

•

FSIC’s quarterly fair valuation process begins with the Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	the Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

FSIC’s valuation committee reviews the preliminary valuations and the Advisor’s management team, together with its independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that the FSIC Board approve its fair valuations; and

•

the FSIC Board discusses the valuations and determines the fair value of each such investment in FSIC’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to FSIC’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on its consolidated financial statements. In making its determination of fair value, the FSIC Board may use any approved independent third-party pricing or valuation services. However, the FSIC Board is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that the FSIC Board deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor’s management team, any approved independent third-party valuation services and the FSIC Board may consider when determining the fair value of FSIC’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, FSIC may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing FSIC’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FSIC’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The FSIC Board, in its determination of fair value, may consider various factors, such as multiples of

EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or FSIC’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor’s management team, any approved independent third-party valuation services and the FSIC Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor’s management team, any approved independent third-party valuation services and the FSIC Board may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as FSIC’s board of directors, in consultation with the Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of FSIC’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When FSIC receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The FSIC Board subsequently values these warrants or other equity securities received at their fair value.

The fair values of FSIC’s investments are determined in good faith by the FSIC Board. The FSIC Board is responsible for the valuation of FSIC’s portfolio investments at fair value as determined in good faith pursuant to its valuation policy and consistently applied valuation process. The FSIC Board has delegated day-to-day responsibility for implementing FSIC’s valuation policy to the Advisor’s management team, and has authorized the Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the FSIC Board. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

See Note 7 to FSIC’s consolidated financial statements included herein for additional information regarding the fair value of its financial instruments.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. FSIC measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

FSIC follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on FSIC’s consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

Uncertainty in Income Taxes

FSIC evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in its consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. FSIC recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the years ended December 31, 2017, 2016 and 2015 and during the six months ended June 30, 2018 and 2017, FSIC did not incur any interest or penalties.

See Note 2 to FSIC’s consolidated financial statements contained in this joint proxy statement/prospectus for additional information regarding its significant accounting policies.

Contractual Obligations

FSIC has entered into agreements whereby the Advisor provides it with investment advisory and administrative services. Payments for investment advisory services under the Investment Advisory Agreement are equal to (a) an annual base management fee based on the average weekly value of its gross assets and (b) an incentive fee based on its performance. The Advisor is reimbursed for administrative expenses incurred on FSIC’s behalf. See “Overview of the Investment Advisory Agreement,” “Operating and Regulatory Structure” and “Certain Relationships and Related Party Transactions of FS Investment Corporation” for a discussion of these agreements. See “—Compensation of the Advisor” for the amount of fees and expenses accrued under FSIC’s agreements with FB Advisor during the years ended December 31, 2017, 2016 and 2015.

Historically, FSIC received investment advisory services from FB Advisor pursuant to the Former Investment Advisory Agreement and administrative services pursuant to the Former Administration Agreement. The Former Investment Advisory Agreement was replaced by the Investment Advisory Agreement effective April 9, 2018. The Former Administration Agreement was replaced by the Administration Agreement effective April 9, 2018. FB Advisor previously engaged GDFM to act as FSIC’s investment sub-adviser pursuant to the Investment Sub-Advisory agreement. GDFM resigned as FSIC’s investment sub-adviser and terminated the Investment Sub-Advisory Agreement effective April 9, 2018.

A summary of FSIC’s significant contractual payment obligations for the repayment of outstanding indebtedness at June 30, 2018 is as follows:

	Payments Due By Period
	Maturity Date(1)	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Hamilton Street Credit Facility(2)	December 15, 2021	$67,000	—	—	$67,000	—
ING Credit Facility(3)	March 16, 2021	$64,280	—	$64,280	—	—
Locust Street Credit Facility(4)	November 1, 2020	$425,000	—	$425,000	—	—
4.000% Notes due 2019	July 15, 2019	$400,000	—	$400,000	—	—
4.250% Notes due 2020	January 15, 2020	$405,000	—	$405,000	—	—
4.750% Notes due 2022	May 15, 2022	$275,000	—	—	$275,000	—

(1)	Amounts outstanding under the financing arrangements will mature, and all accrued and unpaid interest thereunder will be due and payable, on the maturity date.

(2)	At June 30, 2018, $83,000 remained unused under the Hamilton Street facility.

(3)

At June 30, 2018, $263,220 remained unused under the ING credit facility. Amounts outstanding under the ING Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on

March 16, 2021. Amount includes borrowing in Euros and Canadian dollars. Borrowings in Euros and Canadian dollars. Euro balance outstanding of €41,372 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.17 as of June 30, 2018 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.76 as of June 30, 2018 to reflect total amount outstanding in U.S. dollars.

(4)	At June 30, 2018, no amounts remained unused under the financing arrangement.

Off-Balance Sheet Arrangements

FSIC currently has no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

None.

Compensation of the Advisor

Pursuant to the Investment Advisory Agreement, the Advisor is entitled to an annual base management fee based on the average weekly value of FSIC’s gross assets and an incentive fee based on its performance.

The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.50% of the average weekly value of FSIC’s gross assets. The base management fee will be payable quarterly in arrears and will be calculated based on the average weekly value of FSIC’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of FSIC’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on FSIC’s net assets, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, the Advisor will not earn this incentive fee for any quarter until FSIC’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once FSIC’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of FSIC’s pre-incentive fee net investment income in excess of the hurdle rate, until its pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of the value of its net assets. Thereafter, the Advisor will be entitled to receive 20.0% of FSIC’s pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a cap equal to (i) 20.0% of the per share pre-incentive fee return for the then-current and eleven preceding calendar quarters minus the cumulative per share incentive fees accrued and/or payable for the eleven preceding calendar quarters multiplied by (ii) the weighted average number of shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the foregoing purpose, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of FSIC’s pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of its investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, and base management fees for the calendar quarter, divided by (ii) the weighted average number of shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of shares outstanding during such calendar quarter.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 20.0% of FSIC’s incentive fee on capital gains, which equals its realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. FSIC accrues for the capital gains incentive fee, which, if earned, is paid annually. FSIC accrues the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to the Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

Pursuant to the Administration Agreement, FSIC also reimburses the Advisor for expenses necessary to perform services related to its administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR providing administrative services to FSIC on behalf of the Advisor.

Historically, pursuant to the Former Investment Advisory Agreement, FB Advisor was entitled to an annual base management fee equal to 1.75% of the average value of FSIC’s gross assets and an incentive fee based on its performance. FB Advisor agreed, effective October 1, 2017, to (a) waive a portion of the base management fee to which it was entitled under the Former Investment Advisory Agreement so that the fee received equaled 1.50% of the average value of FSIC’s gross assets and (b) continue to calculate the subordinated incentive fee on income to which it was entitled under the Former Investment Advisory Agreement as if the base management fee was 1.75% of the average value of FSIC’s gross assets. The Investment Sub-Advisory Agreement provided that GDFM was entitled to receive 50% of all management and incentive fees payable to FB Advisor under the Former Investment Advisory Agreement with respect to each year. Pursuant to the Former Administration Agreement, FSIC reimbursed FB Advisor and GDFM for expenses necessary to perform services related to its administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to FSIC on behalf of FB Advisor.

The following table describes the fees and expenses FSIC accrued under the Former Investment Advisory Agreement and the Former Administration Agreement, as applicable, during the three and six months ended June 30, 2018 and 2017 and the years ended December 31, 2017, 2016 and 2015:

			Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
Related Party	Source Agreement	Description	2018	2017	2018	2017	2017	2016	2015
FB Advisor and the Advisor	Former Investment Advisory Agreement and the Investment Advisory Agreement	Base Management Fee(1)	$15,088	$18,367	$30,391	$36,734	$70,222	$71,280	$75,401
FB Advisor and the Advisor	Former Investment Advisory Agreement and the Investment Advisory Agreement	Capital Gains Incentive Fee(2)	—	—	—	—	—	—	$(21,075)

			Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
Related Party	Source Agreement	Description	2018	2017	2018	2017	2017	2016	2015
FB Advisor and the Advisor	Former Investment Advisory Agreement and the Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$10,906	$11,617	$22,905	$24,764	$50,297	$51,830	$61,036
FB Advisor and the Advisor	Former Administration Agreement and the Administration Agreement	Administrative Services Expenses(4)	$742	$742	$1,476	$1,476	$3,051	$3,475	$4,182

(1)

FB Advisor agreed, effective October 1, 2017, to waive a portion of the base management fee to which it was entitled under the Former Investment Advisory Agreement so that the fee received equaled 1.50% of the average value of FSIC’s gross assets. For the three and six months ended June 30, 2018 and the year ended December 31, 2017, the amount shown is net of waivers of $225, $2,776 and $2,575, respectively. During the six months ended June 30, 2018 and the year ended December 31, 2017, $30,753 and $36,389, respectively, in base management fees were paid to FB Advisor. As of June 30, 2018, $15,088 in base management fees were payable to FB Advisor and the Advisor. During the years ended December 31, 2017, 2016 and 2015, $72,794, $71,673 and $76,546, respectively, in base management fees were paid to FB Advisor.

(2)

During the year ended December 31, 2015, FSIC reversed capital gains incentive fees of $21,075 based on the performance of its portfolio. As of June 30, 2018, no capital gains incentive fees were accrued.

(3)

During the six months ended June 30, 2018 and 2017 and the year ended December 31, 2017, $24,870 and $26,032, $50,311 respectively, of subordinated incentive fees on income were paid to FB Advisor. As of June 30, 2018, a subordinated incentive fee on income of $10,906 was payable to FB Advisor and the Advisor.

(4)

During the six months ended June 30, 2018 and 2017, $1,226 and $1,334, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to FSIC by FB Advisor and the Advisor and the remainder related to other reimbursable expenses. FSIC paid $1,086 and $1,433, respectively, in administrative services expenses to FB Advisor and the Advisor during the six months ended June 30, 2018 and 2017. During the years ended December 31, 2017, 2016 and 2015, $2,796, $3,194 and $3,664, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to FSIC by FB Advisor and the remainder related to other reimbursable expenses. FSIC paid $3,273, $3,905 and $4,646, respectively, in administrative services expenses to FB Advisor during the years ended December 31, 2017, 2016 and 2015.

Quantitative and Qualitative Disclosures About Market Risk

FSIC is subject to financial market risks, including changes in interest rates. As of June 30, 2018, 69.8% of FSIC’s portfolio investments (based on fair value) paid variable interest rates, 19.6% paid fixed interest rates, 2.2% were income producing equity or other investments, and the remaining 8.4% consisted of non-income producing equity or other investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments FSIC holds and to declines in the value of any fixed rate investments it holds. However, many of FSIC’s variable rate investments provide for an interest rate floor, which may prevent its interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of FSIC’s investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for it to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in FSIC’s net investment income and to the amount of incentive fees payable to the Advisor with respect to FSIC’s increased pre-incentive fee net investment income.

Pursuant to the terms of the Hamilton Street credit facility, ING credit facility and Locust Street credit facility, FSIC borrows at a floating rate based on a benchmark interest rate. Under the indenture governing the 4.000% notes, the 4.250% notes and the 4.750% notes, it pays interest to the holders of such notes at a fixed rate. To the extent that any present or future credit facilities or other financing arrangements that FSIC or any of its subsidiaries enter into are based on a floating interest rate, it will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when FSIC or its subsidiaries have such debt outstanding, or financing arrangements in effect, its interest expense would increase, which could reduce its net investment income, especially to the extent it holds fixed rate investments.

The following table shows the effect over a twelve month period of changes in interest rates on FSIC’s interest income, interest expense and net interest income, assuming no changes in the composition of its investment portfolio, including the accrual status of its investments, and its financing arrangements in effect as of June 30, 2018 (dollar amounts are presented in thousands):

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 100 basis points	$(24,165)	$(4,805)	$(19,360)	(6.5)%
No change	—	—	—	—
Up 100 basis points	25,060	4,805	20,225	6.8%
Up 300 basis points	75,968	14,414	61,554	20.6%
Up 500 basis points	127,082	24,024	103,058	34.4%

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months.

FSIC expects that its long-term investments will be financed primarily with equity and debt. If deemed prudent, it may use interest rate risk management techniques in an effort to minimize its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on FSIC’s business, financial condition and results of operations. During the three and six months ended June 30, 2018 and the years ended December 31, 2017, 2016 and 2015, FSIC did not engage in interest rate hedging activities.

In addition, FSIC may have risk regarding portfolio valuation. See “—Critical Accounting Policies—Valuation of Portfolio Investments.”

SENIOR SECURITIES OF FS INVESTMENT CORPORATION

Information about FSIC’s senior securities (including debt securities and other indebtedness) is shown in the table below as of June 30, 2018 and December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009. The report of RSM US LLP, FSIC’s independent registered public accounting firm, on the senior securities table as of December 31, 2017 appears on page F-60. This information about FSIC’s senior securities should be read in conjunction with FSIC’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation.”

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (excluding Bank Loans)
2009	$—	—	—	N/A
2010	$297,201	2.31	—	N/A
2011	$791,324	2.89	—	N/A
2012	$1,649,713	2.52	—	N/A
2013	$1,673,682	2.58	—	N/A
2014	$1,863,827	2.27	—	N/A
2015	$1,834,625	2.20	—	N/A
2016	$1,702,789	2.35	—	N/A
2017	$1,721,750	2.33	—	N/A
2018 (as of June 30, 2018, unaudited)	$1,636,280	2.30	—	N/A

(1)

Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, FSIC treated the outstanding notional amount of the total return swap, or the TRS, that Arch Street Funding LLC, FSIC’s former wholly-owned, special-purpose financing subsidiary, had entered into with Citibank N.A., less the initial amount of any cash collateral required to be posted, as a senior security. The TRS was entered into on March 18, 2011 and was terminated on August 29, 2012.

(2)

Asset coverage per unit is the ratio of the carrying value of FSIC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on a stock exchange.

PORTFOLIO COMPANIES OF FS INVESTMENT CORPORATION

The following table sets forth certain information as of June 30, 2018 with respect to each company in which FSIC had a debt or equity/other investment. Other than these investments, FSIC’s only relationships with its portfolio companies are the managerial assistance it may separately provide to its portfolio companies, which services would be ancillary to FSIC’s investments and the board observer or participation rights it may receive. In general, under the 1940 Act, FSIC would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

For information relating to the value of FSIC’s investments in its portfolio companies and information related to portfolio companies FSIC is deemed to “control” or be an “affiliated person” of under the 1940 Act, see FSIC’s audited consolidated schedule of investments as of June 30, 2018, at page F-5. Dollar amounts in the table below and the related notes are presented in thousands.

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

5 Arch Income Fund 2, LLC	5 Arch Income Fund 2, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.		$39,644

A.P. Plasman Inc.	A.P. Plasman Inc. 5245 Burke Street Windsor, ON N9A6J3	A.P. Plasman (APP), is a leading manufacturer of injection mold, exterior trim components, coupled with high value-add painting, assembly and tooling capabilities.	(24)	192,628

Acosta, Inc.	Acosta, Inc. 6600 Corporate Center Parkway Jacksonville, FL 32216	Acosta Sales, LLC provides sales and marketing solutions for consumer packaged goods companies and retailers in the United States and Canada.		1,650

Actian Corp.	Actian Corp. 2300 Geng Road, Suite 150 Palo Alto, CA 94303	Actian is a leading provider of cloud and on premise data management and integration solutions.		11,429

Advanced Lighting Technologies, Inc.	Advanced Lighting Technologies, Inc. 7905 Cochran Road, Suite 300 Glenwillow, OH 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.		17,395

AG Group Merger Sub, Inc.	AG Group Merger Sub, Inc. 125 South Wacker Drive, 27th Floor Chicago, IL 60606	Addison Group (AG Group) provides hiring and staffing services to businesses and candidates in the United States.		87,711

Aleris International, Inc.	Aleris International, Inc. 25825 Science Park Drive, Suite 400 Cleveland, OH 44122	Aleris International, Inc. is a global leader in the manufacturing and sale of aluminum rolled products.		425

All Systems Holding LLC	All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		48,995

Altus Power America, Inc.	Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.		2,988

Altus Power America, Inc.	Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	(1)	335

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

American Tire Distributors, Inc.	American Tire Distributors, Inc. 12200 Herbert Wayne Ct., Suite 150 Huntersville, NC 28078	American Tire Distributors is one of the largest independent tire wholesalers in the US. Its offerings include flagship brands Bridgestone, Continental, Goodyear, Pirelli, and Michelin, as well as budget brands and private-label tires.		$984

Aspect Software, Inc.	Aspect Software, Inc. 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.		2,749

Aspect Software, Inc.	Aspect Software, Inc. 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	(2)	846

Aspect Software, Inc.	Aspect Software, Inc. 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.		671

Atlas Aerospace LLC	Atlas Aerospace LLC 4425 West May Street Wichita, KS 67209	The Atlas Group (Atlas Aerospace) is a manufacturer of new and replacement structural components and complex assemblies for commercial, business and defense aircraft.		30,476

AVF Parent, LLC	AVF Parent, LLC 6500 14 Mile Road Warren, MI 48092	Art Van Furniture is a leading furniture retailer in the Midwestern United States.		56,127

Borden Dairy Co.	Borden Dairy Co. 8750 N. Central Expressway, Suite 400 Dallas, TX 75231	Borden Dairy Company produces dairy products. It offers milk, yogurt smoothies, yogurt, probiotics, creams, and cheese products.		70,000

ConnectiveRx, LLC	ConnectiveRx, LLC 200 Jefferson Park Whippany, NJ 07981	PSKW is a leading developer and marketer of co-pay assistance (CPA) programs and tools that help to reduce the cost of prescription drugs for patients.		49,381

CSafe Acquisition Co., Inc.	CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.		196

CSafe Acquisition Co., Inc.	CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	(3)	5,674

CSafe Acquisition Co., Inc.	CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.		50,491

CSafe Acquisition Co., Inc.	CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	(4)	21,209

Dade Paper & Bag, LLC	Dade Paper & Bag, LLC 255 Route 1 & 9 Jersey City, NJ 07306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.		10,609

Dade Paper & Bag, LLC	Dade Paper & Bag, LLC 255 Route 1 & 9 Jersey City, NJ 07306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.		83,185

Eagle Family Foods Group LLC	Eagle Family Foods Group LLC 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC produces milk based food products. The company offers condensed milk, Milnot milk, and evaporated milk solutions. It also provides popped corns and sticks.		714

Eagle Family Foods Group LLC	Eagle Family Foods Group LLC 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC produces milk based food products. The company offers condensed milk, Milnot milk, and evaporated milk solutions. It also provides popped corns and sticks.	(5)	2,631

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

Eagle Family Foods Group LLC	Eagle Family Foods Group LLC 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC produces milk based food products. The company offers condensed milk, Milnot milk, and evaporated milk solutions. It also provides popped corns and sticks.		$22,298

Eastman Kodak Co.	Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak Company provides hardware, software, consumables, and services to customers in various markets worldwide. It operates in seven segments such as: Print Systems, Software and Solutions, Consumer and Film and Eastman Business Park.		5,229

Empire Today, LLC	Empire Today, LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.		80,770

Foresight Energy LLC	Foresight Energy LLC 211 North Broadway, Suite 2600 St. Louis, MO 63102	Foresight Energy is a leading producer and marketer of thermal coal with over 2 billion tons of coal reserves in the Illinois Basin.		310

GC Agile Intermediate Holdings Ltd.	GC Agile Intermediate Holdings Ltd. 140 London Wall, 6th Floor London, UK EC2Y 5DN	Apex Group is an independent fund administrator that provides back and middle office functions (e.g. regular pricing/valuations of asset holdings, accounting for trades/dividends/redemptions, investor and regulatory reporting, etc.) for alternative asset funds.	(6)	1,828

GC Agile Intermediate Holdings Ltd.	GC Agile Intermediate Holdings Ltd. 140 London Wall, 6th Floor London, UK EC2Y 5DN	Apex Group is an independent fund administrator that provides back and middle office functions (e.g. regular pricing/valuations of asset holdings, accounting for trades/dividends/redemptions, investor and regulatory reporting, etc.) for alternative asset funds.		12,569

GC Agile Intermediate Holdings Ltd.	GC Agile Intermediate Holdings Ltd. 140 London Wall, 6th Floor London, UK EC2Y 5DN	Apex Group is an independent fund administrator that provides back and middle office functions (e.g. regular pricing/valuations of asset holdings, accounting for trades/dividends/redemptions, investor and regulatory reporting, etc.) for alternative asset funds.	(7)	6,033

GC Agile Intermediate Holdings Ltd.	GC Agile Intermediate Holdings Ltd. 140 London Wall, 6th Floor London, UK EC2Y 5DN	Apex Group is an independent fund administrator that provides back and middle office functions (e.g. regular pricing/valuations of asset holdings, accounting for trades/dividends/redemptions, investor and regulatory reporting, etc.) for alternative asset funds.	(8)	5,029

Greystone Equity Member Corp.	Greystone Equity Member Corp. 152 West 57th St. 60th Floor New York, NY 10019	Greystone is a family owned real estate financial services and private investment group based in New York.		48,608

Greystone Equity Member Corp.	Greystone Equity Member Corp. 152 West 57th St. 60th Floor New York NY, 10019	Greystone is a family owned real estate financial services and private investment group based in New York.	(9)	12,142

H.M. Dunn Co., Inc.	H.M. Dunn Co., Inc. 3301 House Anderson Road Euless, TX 76040	H.M. Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.		643

Harrison Gypsum, LLC	Harrison Gypsum, LLC 1550 Double Drive Norman, OK 73069	ACG Materials operates mines and produces material used to build roads and maintain roads, and well pads. It also provides drill build materials, soil stabilization products, and steel manufactured goods for energy industry.		17,127

Harrison Gypsum, LLC	Harrison Gypsum, LLC 1550 Double Drive Norman, OK 73069	ACG Materials operates mines and produces material used to build roads and maintain roads, and well pads. It also provides drill build materials, soil stabilization products, and steel manufactured goods for energy industry.	(10)	5,533

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

Hudson Technologies Co.	Hudson Technologies Co. One Blue Hill Plaza Pearl River, NY 10965	Hudson Technologies, Inc. is a national distributor and provider of refrigerant gas and engineered solutions headquartered in Pearl River, NY.		$39,746

Hudson Technologies Co.	Hudson Technologies Co. One Blue Hill Plaza Pearl River NY, 10965	Hudson Technologies, Inc. is a national distributor and provider of refrigerant gas and engineered solutions headquartered in Pearl River, NY.	(11)	9,511

Icynene U.S. Acquisition Corp.	Icynene U.S. Acquisition Corp. 6747 Campobello Road Mississauga, ON L5N 2L7 Canada	Icynene Inc. is global manufacturer of branded spray polyurethane foam, serving a diverse set of end markets including new custom and production residential construction, commercial construction, remodeling and specialty applications.		29,850

Imagine Communications Corp.	Imagine Communications Corp. 3001 Dallas Parkway, Suite 300 Frisco, TX 75034	Imagine Communications Corp. provides media software and video infrastructure solutions for broadcast, multichannel video programming distributor, government, and enterprise customers globally.		47,196

Industrial Group Intermediate Holdings, LLC	Industrial Group Intermediate Holdings, LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.		21,469

Industry City TI Lessor, L.P.	Industry City TI Lessor, L.P. 220 36th Street #2-A Brooklyn, NY 11232	The Brooklyn Nets are an NBA basketball team owned by Russian billionaire, Mikhail Prokhorov. The Team was moved from New Jersey to Brooklyn, NY in 2012.		29,834

International Aerospace Coatings, Inc.	International Aerospace Coatings, Inc. 5251 California Avenue Suite 170 Irvine, CA 92617	Leading Edge provides aircraft painting services and fuel system and mod-center support services for commercial, private, and military aircrafts.		44,117

JAKKS Pacific, Inc.	JAKKS Pacific, Inc. 2951 28th Street Santa Monica, CA 90405	Jakks Pacific, Inc. is an American company that designs and markets toys and consumer products, with a range of products that feature numerous children's toy licenses.		2,273

JMC Acquisition Merger Corp.	JMC Acquisition Merger Corp. 2454 East Dempster Street, Suite 300 Des Plaines, IL 60016	Justrite (JMC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.		54,885

JMC Acquisition Merger Corp.	JMC Acquisition Merger Corp. 2454 East Dempster Street, Suite 300 Des Plaines, IL 60016	Justrite (JMC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	(12)	2,945

JSS Holdings, Inc.	JSS Holdings, Inc. 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.		109,491

JSS Holdings, Inc.	JSS Holdings, Inc. 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	(13)	20,182

Kodiak BP, LLC	Kodiak BP, LLC 1745 Shea Center Drive, Suite 130 Highlands Ranch, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.		12,911

Kodiak BP, LLC	Kodiak BP, LLC 1745 Shea Center Drive, Suite 130 Highlands Ranch, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.	(14)	582

Latham Pool Products, Inc.	Latham Pool Products, Inc. 787 Watervliet Shaker Road Latham, NY 12110	Latham Pool Products manufactures in-ground residential swimming pools and related components in North America.		56,183

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

LEAS Acquisition Co Ltd.	LEAS Acquisition Co Ltd. East Ramp Shannon Airport, Co. Clare, Ireland	Leading Edge Aviation Services, Inc. provides aircraft painting services for commercial, private, VVIP, and military aircrafts. It offers fuel system and mod-center support services for commercial and military aircrafts.		$35,313

LEAS Acquisition Co Ltd.	LEAS Acquisition Co Ltd. East Ramp Shannon Airport, Co. Clare, Ireland	Leading Edge Aviation Services, Inc. provides aircraft painting services for commercial, private, VVIP, and military aircrafts. It offers fuel system and mod-center support services for commercial and military aircrafts.		9,108

Logan’s Roadhouse, Inc.	Logan's Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan's Roadhouse is a chain of casual dining steakhouse restaurants.		8,449

Logan’s Roadhouse, Inc.	Logan's Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan's Roadhouse is a chain of casual dining steakhouse restaurants.		1,897

Logan’s Roadhouse, Inc.	Logan's Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan's Roadhouse is a chain of casual dining steakhouse restaurants.	(15)	1,217

MB Precision Holdings LLC	MB Precision Holdings LLC 109 Apremont Way P.O. Box 828 Westfield, MA 1085	MidState Berkshire provides precision machining, fabrication, assembly and test services for the aerospace, defense and energy sectors.		13,302

Micronics Filtration, LLC	Micronics Filtration, LLC 200 West Road Portsmouth, NH 03801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.		62,422

MORSCO, Inc.	MORSCO, Inc. 100 East 15th Street Suite 200 Fort Worth TX, 76102	MORSCO distributes commercial and residential plumbing, HVAC, and other equipment in the United States.		2,394

Murray Energy Corp.	Murray Energy Corp. 46226 National Road St Clairsville, OH 43950	Murray Energy produces and delivers bituminous coal to electric utility and industry customers in the United States and internationally.		8,862

Nobel Learning Communities, Inc.	Nobel Learning Communities, Inc. 1615 West Chester Pike Suite 200 West Chester, PA 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.		42

Nobel Learning Communities, Inc.	Nobel Learning Communities, Inc. 1615 West Chester Pike Suite 200 West Chester, PA 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.	(16)	98

Nobel Learning Communities, Inc.	Nobel Learning Communities, Inc. 1615 West Chester Pike Suite 200 West Chester, PA 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.		1,056

Nobel Learning Communities, Inc.	Nobel Learning Communities, Inc. 1615 West Chester Pike Suite 200 West Chester, PA 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.	(17)	621

North Haven Cadence Buyer, Inc.	North Haven Cadence Buyer, Inc. 8767 East Via De Ventura Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	(18)	937

North Haven Cadence Buyer, Inc.	North Haven Cadence Buyer, Inc. 8767 East Via De Ventura Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.		22,108

North Haven Cadence Buyer, Inc.	North Haven Cadence Buyer, Inc. 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	(19)	2,396

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

Nova Wildcat Amerock, LLC	Nova Wildcat Amerock, LLC 116 Exmore Road Mooresville, NC 28117	Nova Wildcat Amerock, together with its subsidiaries, offers an array of branded building and home improvement products such as cabinet, bath, window and door hardware as well as DIY related products.		$3,226

One Call Corp.	One Call Corp. 841 Prudential Dr., Suite 204 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States.		3,991

PHRC License, LLC	PHRC License, LLC 4700 Millenia Boulevard, Suite 400 Orlando, FL 32839	PHRC License provides licensing for the Planet Hollywood Resorts brand.		50,625

Polymer Additives, Inc.	Polymer Additives, Inc. 7500 East Pleasant Valley Road Independence, OH 44131	Polymer Additives is a North American manufacturer of specialty and commodity chemical additives, including lubricants, stabilizers and polymer modifiers.		10,511

Polymer Additives, Inc.	Polymer Additives, Inc. 7500 East Pleasant Valley Road Independence, OH 44131	Polymer Additives is a North American manufacturer of specialty and commodity chemical additives, including lubricants, stabilizers and polymer modifiers.		11,019

Polymer Additives, Inc.	Polymer Additives, Inc. 7500 East Pleasant Valley Road Independence, OH 44131	Polymer Additives is a North American manufacturer of specialty and commodity chemical additives, including lubricants, stabilizers and polymer modifiers.		16,982

Power Distribution, Inc.	Power Distribution, Inc. 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.		29,498

Roadrunner Intermediate Acquisition Co., LLC	Roadrunner Intermediate Acquisition Co., LLC 6399 South Fiddlers Green Circle, Suite 100 Greenwood Village, CO 80111	Healthcare Staffing Services (Roadrunner) is a leading provider of travel nurse staffing solutions. The company operates through two segments: Fastaff Travel Nursing and U.S. Nursing Corporation.		33,601

Rogue Wave Software, Inc.	Rogue Wave Software, Inc. 1315 West Century Drive, Suite 150 Louisville, CO 80027	Rogue Wave Software is a global provider of cross-platform software development tools and embedded components.		40,687

Safariland, LLC	Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.		126,107

Sequel Youth and Family Services, LLC	Sequel Youth and Family Services, LLC 1131 Eagletree Lane Huntsville AL, 35801	Sequel Youth and Family Services, LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.		94,047

Sequel Youth and Family Services, LLC	Sequel Youth and Family Services, LLC 1131 Eagletree Lane Huntsville AL, 35801	Sequel Youth and Family Services, LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.	(20)	4,706

Sequential Brands Group, Inc.	Sequential Brands Group, Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.		78,233

SGS Cayman, L.P.	Sutherland Global Services Inc. 1160 Pittsford-Victor Road Pittsford, NY 14534	Sutherland Global Services, Inc., a business process outsourcing and technology-enabled services company, provides an integrated set of back-office and customer facing front-office services that support the entire customer lifecycle.		151

Sorenson Communications, Inc.	Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		90,062

SSC (Lux) Limited S.Ã r.l.	SSC (Lux) Limited S.Ã r.l. 7 Rue Robert Stumper L-2557 Luxemboourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.		45,455

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

Staples Canada, ULC	Staples Canada, 6 Staples Avenue Richmond Hill, ON Canada	Staples Canada Inc. operates a network of retail stores that supply office products, business machines, office furniture, and business services to small and medium sized companies, and home office customers.		$17,216

SunGard Availability Services Capital, Inc.	SunGard Availability Services Capital, Inc. 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.		4,260

SunGard Availability Services Capital, Inc.	SunGard Availability Services Capital, Inc. 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.		1,870

Sutherland Global Services Inc.	Sutherland Global Services Inc. 1160 Pittsford-Victor Road Pittsford, NY 14534	Sutherland Global Services, Inc., a business process outsourcing and technology-enabled services company, provides an integrated set of back-office and customer facing front-office services that support the entire customer lifecycle.		648

Trace3, LLC	Trace3, LLC 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.		38,712

VP Parent Holdings, Inc.	VP Parent Holdings, Inc. 492 Old Connecticut Path, Suite 601 Framingham, MA 01701	Virgin Pulse, Inc. designs and develops technology to promote good lifestyle habits for employees. The company helps employers to create a workforce with the energy, focus, and drive necessary to engage at work and in life.		52,496

VPG Metals Group LLC	VPG Metals Group LLC 9820 Westpoint Drive, Suite 300 Indianapolis, IN 46256	Versatile Processing Group, Inc. provides industrial recycling, repair, and disposal services in the United States.		111,148

Warren Resources, Inc.	Warren Resources, Inc. 5420 LBJ Freeway, Suite 600 Dallas, TX 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.		698

Westbridge Technologies, Inc.	Westbridge Technologies, Inc. 215 Castro Street, 3rd Floor Mountain View, CA 94041	Westbridge Technologies Inc. is a leading global software company focused on the highest priority cyber intelligence needs of governments around the world.		11,806

Zeta Interactive Holdings Corp.	Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.		12,909

Zeta Interactive Holdings Corp.	Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	(21)	2,286

Senior Secured Loans — Second Lien

American Bath Group, LLC	American Bath Group, LLC 435 Industrial Road Savannah, TN 38372	American Bath Group manufactures a broad selection of soakers and whirlpools, tubshowers, showers, shower pans and commercial products.		17,606

Arena Energy, LP	Arena Energy, LP 4200 Research Forest Drive, Suite 500 The Woodlands, TX 77381	Arena Energy is an exploration and production company with conventional offshore assets in the shallow water Gulf of Mexico shelf.		8,450

Byrider Finance, LLC	Byrider Finance, LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.		17,771

Chisholm Oil and Gas Operating, LLC	Chisholm Oil and Gas Operating, LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Chisholm Oil and Gas is a private exploration and production operator.		16,000

Gruden Acquisition, Inc.	Gruden Acquisition, Inc. 4041 Park Oaks Boulevard, Suite 200 Tampa, FL 33610	Quality Distribution (Gruden Acquisition) is a global provider of bulk transportation and logistics services.		14,509

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Senior Secured Loans — Second Lien

LBM Borrower, LLC	LBM Borrower, LLC 1000 Corporate Grove Drive Buffalo Grove, IL 60089	LBM is a building products distributor in the United States.		$19,032

Logan’s Roadhouse, Inc.	Logan's Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan's Roadhouse is a chain of casual dining steakhouse restaurants.		22,092

LTI Holdings, Inc.	LTI Holdings, Inc. 5960 Inglewood Drive, Suite 115 Pleasanton, CA 94588	Boyd Corporation (LTI) is a designer and manufacturer of specialty material-based energy management and environmental sealing solutions to the mobile computing, consumer electronics, transportation, data storage and aerospace end markets.		6,368

Sequa Mezzanine Holdings L.L.C.	Sequa Mezzanine Holdings L.L.C. 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Sequa Corporation is a diversified industrial company with operations in the aerospace, and energy and metal coatings industries.		83

Spencer Gifts LLC	Spencer Gifts LLC 6826 Black Horse Pike Egg Harbor Township, NJ 08234	Spencer Spirit Holdings (Spencer Gifts) is a lifestyle retail company that operates two unique, national brands (Spencer's and Spirit Halloween) throughout the United States, Canada and online.		29,914

Senior Secured Bonds

Advanced Lighting Technologies, Inc.	Advanced Lighting Technologies, Inc. 7905 Cochran Road, Suite 300 Glenwillow, OH 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.		24,158

APX Group, Inc.	APX Group, Inc. 4931 North 300 West Provo, UT 84604	Vivint Solar, Inc. provides distributed solar energy to residential, commercial, and industrial customers in the United States. The company operates in two segments, Residential, and Commercial and Industrial.		134

Black Swan Energy Ltd.	Black Swan Energy Ltd. 2700 Bow Valley Square Tower IV, 250-6th Avenue SW Calgary, AB T2P 3H7 Canada Calgary, Alberta T2P 3H7 Canada	Black Swan Energy is a private exploration and production company focused on the liquids-rich window of the Montney Shale in northeast British Columbia.		6,000

FourPoint Energy, LLC	FourPoint Energy, LLC 100 St. Paul Street, Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.		72,582

Global A&T Electronics Ltd.	Global A&T Electronics Ltd. 22 Ang Mo Kio Industrial Park 2 Singapore 569506	Global A&T Electronics provides semiconductor assembly and test services for a range of integrated circuits, including memory, mixed signal, analog, logic and radio frequency.		2,890

JW Aluminum Co.	JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.		36,481

Mood Media Corp.	Mood Media Corp. 2100 S. IH 35, Suite 200 Austin, TX 78704	Mood Media provides in-store audio, visual and scent branding services to retail companies in North America, Europe and Asia/Australia.		22,445

Pisces Midco Inc.	Pisces Midco Inc. 5020 Weston Parkway Cary, NC 27513	Ply Gem Industries, Inc. manufactures and sells various products for the residential and commercial construction, manufactured housing, and remodeling and renovation markets in the United States and Canada.		63

Ridgeback Resources Inc.	Ridgeback Resources Inc. 525 8th Avenue SW, Suite 2800 Calgary, AB T2P 1G1 Canada	Ridgeback Resources is an independent oil and gas exploration and development company focused on the exploration, acquisition and production of oil, natural gas and natural gas liquids in Canada.		130

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Senior Secured Bonds

Sorenson Communications, Inc.	Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		$19,540

Sunnova Energy Corp.	Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.		817

Velvet Energy Ltd.	Velvet Energy Ltd. 308 4th Avenue SW, Suite 1500 Calgary, AB T2P 0H7 Canada	Velvet Energy is a privately-held crude oil & natural gas exploration and production company that explores for, develops, acquires and produces crude oil and natural gas in Western Canada.		7,500

Subordinated Debt

AmWINS Group, Inc.	AmWINS Group, Inc. 4725 Piedmont Row Drive, Suite 600 Charlotte, NC 28210	AmWINS Group, Inc. provides property and casualty insurance brokerage and distribution services.		415

APX Group, Inc.	APX Group, Inc. 4931 North 300 West Provo, UT 84604	Vivint Solar, Inc. provides distributed solar energy to residential, commercial, and industrial customers in the United States. The company operates in two segments, Residential, and Commercial and Industrial.		357

Ascent Resources Utica Holdings, LLC	Ascent Resources Utica Holdings, LLC 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company that acquires and develops unconventional resources in the Utica Shale.		40,000

Aurora Diagnostics, LLC	Aurora Diagnostics, LLC 11025 RCA Center Drive Ste 300 Palm Beach Gardens, FL 33410	Aurora is a specialized diagnostics company providing services that play a key role in the diagnosis of cancer and other diseases.		14,091

Bellatrix Exploration Ltd.	Bellatrix Exploration Ltd. 800 5th Avenue SW, Suite 1920 Calgary, AB T2P 3T6 Canada	Bellatrix Exploration engages in the acquisition, exploration, development and production of oil and natural gas reserves.		4,957

Byrider Finance, LLC	Byrider Finance, LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.		833

CEC Entertainment, Inc.	CEC Entertainment, Inc. 1707 Market Place Boulevard, Suite 200 Irving, TX 75063	Chuck-E-Cheese (CEC) is an entertainment and restaurant-oriented chain across the United States.		5,007

ClubCorp Holdings, Inc.	ClubCorp Holdings, Inc. 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	ClubCorp Holdings, Inc., a membership-based leisure company, owns and operates private golf, country, business, sports, and alumni clubs in North America.		232

DEI Sales, Inc.	DEI Sales, Inc. One Viper Way Vista, CA 92081-7853	Directed Electronics, Inc. is the largest designer & marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the US.		68,192

Global Jet Capital Inc.	Global Jet Capital Holdings, LP 2500 North Military Trail, Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		915

Global Jet Capital Inc.	Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		5,813

Global Jet Capital Inc.	Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton, FL 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		1,201

Global Jet Capital Inc.	Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		1,131

Global Jet Capital Inc.	Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		83,466

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Subordinated Debt

Global Jet Capital Inc.	Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		$13,651

Global Jet Capital Inc.	Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		7,148

Global Jet Capital Inc.	Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		14,613

Global Jet Capital Inc.	Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.		14,343

Greystone Mezzanine Equity Member Corp.	Greystone Equity Member Corp. 152 West 57th St. 60th Floor New York NY, 10019	Greystone is a family owned real estate financial services and private investment group based in New York.	(22)	20,250

Imagine Communications Corp.	Imagine Communications Corp. 3001 Dallas Parkway, Suite 300 Frisco, TX 75034	Imagine Communications Corp. provides media software and video infrastructure solutions for broadcast, multichannel video programming distributor, government, and enterprise customers globally.		703

P.F. Chang's China Bistro, Inc.	P.F. Chang’s China Bistro, Inc. 7676 East Pinnacle Peak Road Scottsdale, AZ 85255	P.F. Chang’s owns and operates restaurants in the United States.		10,549

PriSo Acquisition Corp.	PriSo Acquisition Corp. 1321 Greenway Drive Irving, TX 75038	PrimeSource Building Products (PriSo) is an international distributor of building materials serving residential and industrial new construction and remodeling markets.		10,064

Quorum Health Corp.	Quorum Health Corp. 1573 Mallory Lane, Suite 100 Brentwood, TN 37027	Quorum Health Corporation provides hospital and outpatient healthcare services in the United States.		422

S1 Blocker Buyer Inc.	S1 Blocker Buyer Inc. 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.		113

Sorenson Communications, Inc.	Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.		14,503

SRS Distribution Inc.	SRS Distribution Inc. 5900 S. Lake Forest Drive, Suite 400 McKinney, TX 75070-2196	SRS is a wholesale distributor of roofing materials to individual contractors in the residential roofing segment.		1,497

Stars Group Holdings B.V.	Stars Group Holdings B.V. 200 Bay Street, South Tower, Suite 3205 Toronto, Ontario M5J 2J3 Canada	The Stars Group Inc. provides technology-based products and services to gaming and interactive entertainment industries in Canada and internationally.		449

SunGard Availability Services Capital, Inc.	SunGard Availability Services Capital, Inc. 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.		8,869

ThermaSys Corp.	ThermaSys Corp. 2777 Walden Avenue Buffalo, NY 14225	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.		148,936

Vertiv Group Corp.	Vertiv Group Corp. 1050 Dearborn Drive Columbus, OH 43085	Vertiv Group Corporation designs, builds, and services critical infrastructure for vital applications of data centers, communication networks, and commercial and industrial facilities.		1,833

	Name and Address of Portfolio Company	Nature of its Principal Business	Footnotes	Amortized Cost of Investment (in thousands)

Subordinated Debt

VPG Metals Group LLC	VPG Metals Group LLC 9820 Westpoint Drive, Suite 300 Indianapolis, IN 46256	Versatile Processing Group, Inc. provides industrial recycling, repair, and disposal services in the United States.		$2,389

Collateralized Securities

MP4 2013-2A Class Subord. B	MP4 2013-2A Class Subord. B American Capital, Ltd. 2 Bethesda Metro Center Bethesda, MD 20814	American Capital, Ltd. is the manager of the ACASC 2013 CLO		11,631

NewStar Clarendon 2014-1A Class D	NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston, MA 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.		1,489

NewStar Clarendon 2014-1A Class Subord. B	NewStar Financial, Inc. 500 Boylston Street, Suite 1250 Boston MA, 02116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.		12,082

Rampart CLO 2007 1A Class Subord.	Rampart CLO 2007 1A Class Subord. 9 West 57th Street 43rd Floor New York, NY 10019	Investment in Rampart CLO 2007 Class Subord. Manager is Stone Tower Debt Advisors and underwriter is Banc of America Securities.		792

Wind River CLO Ltd. 2012 1A Class Subord. B	Wind River CLO Ltd. 2012 1A Class Subord. B 1515 West 22nd Street —11th Floor Oak Brook, IL 60523	Investment in Wind River CLO. Manager is Carlyle Investment Management and Underwriter in Bear Stearns.		20,528

	Name and Address of Portfolio Company		Title of Securities Held by Us	Percentage of Class Held	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

5 Arches, LLC, Common Equity	5 Arches, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.	Common Equity	1.6%	(23)	$394

Advanced Lighting Technologies, Inc., Common Equity	Advanced Lighting Technologies, Inc. 7905 Cochran Road, Suite 300 Glenwillow, OH 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.	Common Equity	49.9%	(23)	16,520

Advanced Lighting Technologies, Inc., Warrants	Advanced Lighting Technologies, Inc. 7905 Cochran Road, Suite 300 Glenwillow, OH 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.	Warrants	0.8%	(23)	86

Altus Power America Holdings, LLC, Common Equity	Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	Common Equity	0.8%	(23)	462

Altus Power America Holdings, LLC, Preferred Equity	Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	Preferred Equity	2.0%	(23)	996

	Name and Address of Portfolio Company		Title of Securities Held by Us	Percentage of Class Held	Footnotes		Amortized Cost of Investment (in thousands)

Equity/Other

APP Holdings, LP, Warrants	A.P. Plasman Inc. 5245 Burke Street Windsor, ON N9A 6J3 Canada	A.P. Plasman (APP), is a leading manufacturer of injection mold, exterior trim components, coupled with high value-add painting, assembly and tooling capabilities.	Warrants	1.5%	(23	),(24)	$2,545

Ascent Resources Utica Holdings, LLC, Common Equity	Ascent Resources Utica Holdings, LLC 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company that acquires and develops unconventional resources in the Utica Shale.	Common Equity	0.9%	(23)		29,100

ASG Everglades Holdings, Inc., Common Equity	ASG Everglades Holdings, Inc. 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management	Common Equity	18.0%	(23)		36,422

ASG Everglades Holdings, Inc., Warrants	ASG Everglades Holdings, Inc. 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management	Warrants	2.5%	(23)		6,542

Aspect Software Parent, Inc., Common Equity	Aspect Software, Inc. 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	Common Equity	5.1%	(23)		10,546

Aurora Diagnostics Holdings, LLC, Warrants	Aurora Diagnostics, LLC 11025 RCA Center Drive, Suite 300 Palm Beach Gardens, FL 33410	Aurora is a specialized diagnostics company providing services that play a key role in the diagnosis of cancer and other diseases.	Warrants	0.9%	(23)		1,671

Byrider Holding Corp., Common Equity	Byrider Finance, LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	Common Equity	3.6%	(23)		—

Chisholm Oil and Gas, LLC, Series A Units	Chisholm Oil and Gas Operating, LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Private exploration and production operator located in Tulsa, Oklahoma.	Common Equity	0.5%	(23)		75

CSF Group Holdings, Inc., Common Equity	CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	Common Equity	0.2%	(23)		391

Eastman Kodak Co., Common Equity	Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak Company provides hardware, software, consumables, and services to customers in various markets worldwide. It operates in seven segments such as: Print Systems, Software and Solutions, Consumer and Film and Eastman Business Park.	Common Equity	0.1%	(23)		1,203

Escape Velocity Holdings, Inc., Common Equity	Trace3, LLC 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	Common Equity	0.6%	(23)		193

	Name and Address of Portfolio Company		Title of Securities Held by Us	Percentage of Class Held	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

FourPoint Energy, LLC, Common Equity, Class C-II-A Units	FourPoint Energy, LLC 100 St. Paul Street, Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Equity	0.3%	(23)	$21,000

FourPoint Energy, LLC, Common Equity, Class D Units	FourPoint Energy, LLC 100 St. Paul Street, Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Equity	0.1%	(23)	2,601

FourPoint Energy, LLC, Common Equity, Class E-II Units	FourPoint Energy, LLC 100 St. Paul Street, Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Equity	0.8%	(23)	12,006

FourPoint Energy, LLC, Common Equity, Class E-III Units	FourPoint Energy, LLC 100 St. Paul Street, Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Equity	1.2%	(23)	17,719

Fronton Investor Holdings, LLC, Class B Units	Fronton Holdings, LLC 3500 NW 37th Avenue Miami, FL 33142	Fronton Holdings, LLC is the post bankruptcy holding company of Florida Gaming. Florida Gaming Corp. is an owner and operator casinos and gambling facilities in Florida.	Common Equity	14.9%	(23)	6,793

Global Jet Capital Holdings, LP, Preferred Equity	Global Jet Capital Holdings, LP 2500 North Military Trail, Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	Preferred Equity	16.5%	(23)	42,281

H.I.G. Empire Holdco, Inc., Common Equity	Empire Today, LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	Common Equity	2.2%	(23)	1,118

HM Dunn Aerosystems, Inc., Preferred Equity, Series A	HM Dunn Aerosystems, Inc. 3301 House Anderson Road Euless, TX 76040	H.M. Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial, and civil sectors of the aerospace and defense industry.	Preferred Equity	1.4%	(23)	—

	Name and Address of Portfolio Company		Title of Securities Held by Us	Percentage of Class Held	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

HM Dunn Aerosystems, Inc., Preferred Equity, Series B	HM Dunn Aerosystems, Inc. 3301 House Anderson Road Euless, TX 76040	H.M. Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial, and civil sectors of the aerospace and defense industry.	Preferred Equity	1.1%	(23)	$—

Harvest Oil & Gas Corp., Common Equity	Harvest Oil & Gas Corp. 1001 Fannin Street Houston, TX 77002	EV Energy Partners engages in the acquisition, development and production of oil and natural gas properties in the United States.	Common Equity	0.1%	(23)	161

Harvey Holdings, LLC, Common Equity	Harvey Industries, Inc. 1400 Main Street Waltham, MA 02451	Harvey Industries is a leading manufacturer and distributor of high quality building products.	Common Equity	2.1%	(23)	2,333

Imagine Communications Corp., Common Equity, Class A Units	Imagine Communications Corp. 3001 Dallas Parkway, Suite 300 Frisco, TX 75034	Imagine Communications Corp. provides media software and video infrastructure solutions for broadcast, multichannel video programming distributor, government, and enterprise customers globally.	Common Equity	2.5%	(23)	3,783

Industrial Group Intermediate Holdings, LLC, Common Equity	Industrial Group Intermediate Holdings, LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.	Common Equity	0.6%	(23)	441

International Aerospace Coatings, Inc., Common Equity	International Aerospace Coatings, Inc. 5251 California Avenue, Suite 170 Irvine, CA 92617	Leading Edge provides aircraft painting services and fuel system and mod-center support services for commercial, private, and military aircrafts.	Common Equity	0.4%	(23)	464

International Aerospace Coatings, Inc., Preferred Equity	International Aerospace Coatings, Inc. 5251 California Avenue, Suite 170 Irvine, CA 92617	Leading Edge provides aircraft painting services and fuel system and mod-center support services for commercial, private, and military aircrafts.	Preferred Equity	2.6%	(23)	1,303

JMC Acquisition Holdings, LLC, Common Equity	JMC Acquisition Merger Corp. 2454 East Dempster Street, Suite 300 Des Plaines, IL 60016	Justrite (JMC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	Common Equity	2.3%	(23)	483

JSS Holdco, LLC, Net Profits Interest	JSS Holdings, Inc. 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	Other Equity	2.5%	(23)	—

	Name and Address of Portfolio Company		Title of Securities Held by Us	Percentage of Class Held	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

JW Aluminum Co., Common Equity	JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Common Equity	19.4%	(23)	$—

JW Aluminum Co., Preferred Equity	JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly SC, 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Preferred Equity	25.8%	(23)	69,134

MB Precision Investment Holdings LLC, Class A-2 Units	MB Precision Holdings LLC 109 Apremont Way P.O. Box 828 Westfield, MA 1085	MidState Berkshire provides precision machining, fabrication, assembly and test services for the aerospace, defense and energy sectors.	Common Equity	0.6%	(23)	490

Micronics Filtration Holdings, Inc., Common Equity	Micronics Filtration, LLC 200 West Road Portsmouth, NH 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Common Equity	3.1%	(23)	553

Micronics Filtration Holdings, Inc., Preferred Equity, Series A	Micronics Filtration, LLC 200 West Road Portsmouth, NH 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Equity	2.9%	(23)	553

Micronics Filtration Holdings, Inc., Preferred Equity, Series B	Micronics Filtration, LLC 200 West Road Portsmouth, NH 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Equity	3.1%	(23)	229

Mood Media Corp., Common Equity	Mood Media Corp. 2100 S. IH 35, Suite 200 Austin, TX 78704	Mood Media provides in-store audio, visual and scent branding services to retail companies in North America, Europe and Asia/Australia.	Common Equity	12.6%	(23)	11,804

North Haven Cadence TopCo, LLC, Common Equity	North Haven Cadence Buyer, Inc. 8767 East Via De Ventura, Suite 200 Scottsdale, AZ 85258	Cadence Education operates as a provider of childhood and private elementary education services.	Common Equity	0.7%	(23)	1,042

PDI Parent LLC, Common Equity	Power Distribution, Inc. 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.	Common Equity	1.8%	(23)	1,385

PSAV Holdings LLC, Common Equity	PSAV Acquisition Corp. 5100 North River Road, Suite 300 Schiller Park, IL 60176	PSAV Presentation Services, provides event technology services for the hotel, resort, and conference center industry.	Common Equity	3.7%	(23)	6,337

	Name and Address of Portfolio Company		Title of Securities Held by Us	Percentage of Class Held	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

Ridgeback Resources Inc., Common Equity	Ridgeback Resources Inc. 525 8th Avenue S.W., Suite 2800 Calgary, AB T2P 1G1 Canada	Ridgeback Resources Inc. (fka Lightstream Resources Ltd.) engages in the exploration and development of oil and natural gas in western Canada. The company’s principal operating areas include Bakken formations in southeast Saskatchewan; the Cardium formation in Central Alberta; and the Swan Hills formation in north-central Alberta.	Common Equity	0.3%	(23)	$1,997

Roadhouse Holding Inc., Common Equity	Logan's Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan's Roadhouse is a chain of casual dining steakhouse restaurants.	Common Equity	19.7%	(23)	6,932

S1 Blocker Buyer Inc., Common Equity	S1 Blocker Buyer Inc. 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	Common Equity	0.4%	(23)	568

Safariland, LLC, Common Equity	Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Common Equity	4.8%	(23)	2,500

Safariland, LLC, Warrants	Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Warrants	0.4%	(23)	246

Safariland, LLC, Warrants	Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Warrants	0.4%	(23)	227

Sequential Brands Group, Inc., Common Equity	Sequential Brands Group, Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	Common Equity	0.3%	(23)	2,790

Sorenson Communications, Inc., Common Equity	Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	Common Equity	4.6%	(23)	—

SSC Holdco Limited, Common Equity	SSC (Lux) Limited S.Ã r.l. 7 Rue Robert Stumper L-2557 Luxemboourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.	Common Equity	0.8%	(23)	2,273

	Name and Address of Portfolio Company		Title of Securities Held by Us	Percentage of Class Held	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

Sunnova Energy Corp., Common Equity	Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Common Equity	0.8%	(23)	$722

Sunnova Energy Corp., Preferred Equity	Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Preferred Equity	0.0%	(23)	187

The Brock Group, Inc., Common Equity	The Brock Group, Inc. 10343 Sam Houston Park Drive, Suite 200 Houston, TX 77064	Brock is a leading provider of industrial maintenance solutions that support the continuous and reliable operation of critical North American energy infrastructure and industrial processing plants.	Common Equity	2.0%	(23)	3,652

ThermaSys Corp., Common Equity	ThermaSys Corp. 2777 Walden Avenue Buffalo, NY 14225	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Common Equity	2.9%	(23)	1

ThermaSys Corp., Preferred Equity	ThermaSys Corp. 2777 Walden Avenue Buffalo, NY 14225	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Preferred Equity	3.1%	(23)	5,181

Viper Holdings, LLC, Series I Units	DEI Sales, Inc. One Viper Way Vista, CA 92081-7853	Directed Electronics, Inc. is the largest designer & marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the US.	Common Equity	2.2%	(23)	509

Viper Holdings, LLC, Series II Units	DEI Sales, Inc. One Viper Way Vista, CA 92081-7853	Directed Electronics, Inc. is the largest designer & marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the US.	Common Equity	2.2%	(23)	522

Viper Parallel Holdings LLC, Class A Units	DEI Sales, Inc. One Viper Way Vista, CA 92081-7853	Directed Electronics, Inc. is the largest designer & marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the US.	Common Equity	2.2%	(23)	1,070

VPG Metals Group LLC, Class A-2 Units	VPG Metals Group LLC 9820 Westpoint Drive, Suite 300 Indianapolis, IN 46256	Versatile Processing Group, Inc. provides industrial recycling, repair, and disposal services in the United States.	Common Equity	5.6%	(23)	3,638

	Name and Address of Portfolio Company		Title of Securities Held by Us	Percentage of Class Held	Footnotes	Amortized Cost of Investment (in thousands)

Equity/Other

Warren Resources, Inc., Common Equity	Warren Resources, Inc. 5420 LBJ Freeway, Suite 600 Dallas, TX 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.	Common Equity	1.1%	(23)	$534

Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Equity	0.2%	(23)	1,714

Zeta Interactive Holdings Corp., Preferred Equity, Series F	Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Equity	0.2%	(23)	1,714

Zeta Interactive Holdings Corp., Warrants	Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Warrants	0.0%	(23)	—

(1)	Amount includes a $335 unfunded commitment for Altus Power America, Inc.

(2)	Amount includes a $846 unfunded commitment for Aspect Software, Inc.

(3)	Amount includes a $5,674 unfunded commitment for CSafe Acquisition Co., Inc.

(4)	Amount includes a $21,209 unfunded commitment for CSafe Acquisition Co., Inc.

(5)	Amount includes a $2,631 unfunded commitment for Eagle Family Foods Group LLC

(6)	Amount includes a $1,828 unfunded commitment for GC Agile Intermediate Holdings Ltd.

(7)	Amount includes a $6,033 unfunded commitment for GC Agile Intermediate Holdings Ltd.

(8)	Amount includes a $5,029 unfunded commitment for GC Agile Intermediate Holdings Ltd.

(9)	Amount includes a $12,142 unfunded commitment for Greystone Equity Member Corp.

(10)	Amount includes a $5,533 unfunded commitment for Harrison Gypsum, LLC

(11)	Amount includes a $9,511 unfunded commitment for Hudson Technologies Co.

(12)	Amount includes a $2,945 unfunded commitment for JMC Acquisition Merger Corp.

(13)	Amount includes a $20,182 unfunded commitment for JSS Holdings, Inc.

(14)	Amount includes a $582 unfunded commitment for Kodiak BP, LLC

(15)	Amount includes a $1,217 unfunded commitment for Logan's Roadhouse, Inc.

(16)	Amount includes a $98 unfunded commitment for Nobel Learning Communities, Inc.

(17)	Amount includes a $621 unfunded commitment for Nobel Learning Communities, Inc.

(18)	Amount includes a $937 unfunded commitment for Nobel Learning Communities, Inc.

(19)	Amount includes a $2,396 unfunded commitment for North Haven Cadence Buyer, Inc.

(20)	Amount includes a $4,706 unfunded commitment for Sequel Youth and Family Services, LLC

(21)	Amount includes a $2,286 unfunded commitment for Zeta Interactive Holdings Corp.

(22)	Amount includes a $20,250 unfunded commitment for Greystone Mezzanine Equity Member Corp.

(23)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

(24)	Set forth below is a description of each portfolio company in which FSIC has made an investment that represents greater than 5% of its total assets as of June 30, 2018.

A.P. Plasman, Inc. (“APP”) is a leading manufacturer of injection mold, exterior trim components, and high value-add painting, assembly and tooling capabilities for the original equipment manufacturer (“OEM”) auto industry. APP is a preferred third alternative to Magna and Flex-n-Gate for General Motors, Ford and Fiat Chrysler, and also services Toyota and Honda, which are large foreign OEMs. The company designs, manufactures, and supplies exterior and interior parts for the front, side, interior, and rear of the vehicle. The company offers intake manifolds; front end modules; air cleaners and resonators; forming boards and stabilizer bars; fixtures, gauges, end-of-arm tooling, and secondary automation equipment; weld fixtures; HVAC products; interior and exterior trims; engine cooling systems; and recreational vehicle components. There is a significant customer concentration among large auto manufactures, such as Honda, General Motors, Fiat Chrysler, Toyota and Volvo. APP operates in a highly competitive landscape with industry downturn risk, commodity fluctuations, and changing demands from manufactures.

MANAGEMENT OF FS INVESTMENT CORPORATION

Pursuant to the FSIC Charter and bylaws, FSIC’s business and affairs are managed under the direction of the FSIC Board. The responsibilities of the FSIC Board include, among other things, the oversight of FSIC’s investment activities, the quarterly valuation of FSIC’s assets, oversight of FSIC’s financing arrangements and corporate governance activities. The FSIC Board has an audit committee, which is comprised of independent directors, a valuation committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors in office.

Board of Directors and Executive Officers

The FSIC Board currently consists of nine members, seven of whom are not “interested persons” of FSIC or the Advisor as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the NYSE. FSIC refers to these individuals as the FSIC independent directors.

FSIC’s directors are divided into three classes, designated Class A, Class B, and Class C. At each annual meeting at which a class of directors term expires, directors of such class are nominated for re-election for a three-year term. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified. FSIC are prohibited from making loans or extending credit, directly or indirectly, to FSIC’s directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

For information regarding the FSIC Board’s role in risk oversight and the FSIC Board’s leadership structure, see “FSIC Proposal Number 2: Election of Directors—Risk Oversight and Board Structure.”

Directors

Information regarding the FSIC Board is set forth below. FSIC has divided the directors into two groups—interested directors and independent directors. The address for each director is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors(1)
Michael C. Forman	57	2007	2019
Todd Builione	44	2018	2018
Independent Directors
Gregory P. Chandler	51	2008	2019
Barry H. Frank	79	2008	2019
Michael J. Hagan	55	2011	2020
Jeffrey K. Harrow	61	2010	2020
Philip E. Hughes, Jr	69	2015	2018
Pedro A. Ramos	53	2013	2020
Joseph P. Ujobai	56	2015	2020

(1)	“Interested person” of FSIC as defined in Section 2(a)(19) of the 1940 Act. Messrs. Builione and Forman are each an “interested person” because of their affiliation with the Advisor.

For biographical information about the FSIC Board, see “FSIC Proposal 2: Election of Director Nominees.”

Executive Officers

The following persons serve as FSIC’s executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	57	Chief Executive Officer
Todd Builione	44	President
William Goebel	44	Chief Financial Officer and Treasurer
Zachary Klehr	39	Executive Vice President
Daniel Pietrzak	43	Chief Investment Officer
Stephen S. Sypherd	41	General Counsel and Secretary
James F. Volk	56	Chief Compliance Officer

The address for each executive officer is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

For biographical information about FSIC’s executive officers, see “FSIC Proposal 2: Election of Director Nominees.”

Committees of the Board of Directors

The FSIC Board has the following committees: an audit committee, a valuation committee, a nominating and corporate governance committee and a compensation committee. For additional information on the FSIC Board and its committees, see “FSIC Proposal 2: Election of Director Nominees.”

Compensation of Directors and Executive Officers

FSIC does not pay compensation to its directors who also serve in an executive officer capacity for FSIC or the Advisor. FSIC’s directors who do not also serve in an executive officer capacity for FSIC or the Advisor are entitled to receive certain fees. FSIC’s executive officers do not receive any direct compensation from FSIC. For additional information, see “FSIC Proposal 2: Election of Director Nominees.”

Portfolio Management

The management of FSIC’s investment portfolio is the responsibility of the Advisor and the Investment Committee, which is comprised of three appointees of FS Investments (currently Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR (currently Todd Builione, Daniel Pietrzak and Ryan Wilson). The Advisor is jointly operated by an affiliate of FS Investments and by KKR. The Investment Committee must unanimously approve each new investment that FSIC makes.

The members of the Investment Committee are not employed by FSIC and receive no compensation from FSIC in connection with their portfolio management activities.

Investment Personnel

The management of FSIC’s investment portfolio is the responsibility of the Investment Committee, which is comprised of three appointees of FS Investments (currently Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR (currently Todd Builione, Daniel Pietrzak and Ryan Wilson). A team of dedicated investment professionals consisting of personnel from FS Investments and KKR will provide services to FSIC. Below is biographical information relating to the Investment Committee. For more information regarding the business experience of Messrs. Builione and Pietrzak, see “Management of FS Investment Corporation—Board of Directors and Executive Officers.”

Sean Coleman is the chief credit officer of FS Investments. Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending, with specific expertise in lending through BDCs. Mr. Gerson served as FSIC’s president from December 2017 to April 2018. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Michael Kelly has served as president of FS Investments since July 2017. Mr. Kelly has also served as chief investment officer of FS Investments since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Ryan L.G. Wilson joined KKR in 2006 and is a Director. Prior to joining KKR, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.

The table below shows the dollar range of shares of FSIC Common Stock beneficially owned as of September 12, 2018 by each member of the Investment Committee of the Advisor, based on the closing price of FSIC Common Stock as reported on the NYSE as of September 12, 2018:

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation(1)
Sean Coleman	$100,001-$500,000
Brian Gerson	$100,001-$500,000
Michael Kelly	$100,001-$500,000
Todd Builione	None
Daniel Pietrzak	None
Ryan Wilson	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF FS INVESTMENT CORPORATION

FSIC’s executive officers, certain of its directors and certain professionals of FS Investments and KKR who perform services for FSIC on behalf of the Advisor are also officers, directors, trustees, managers, and/or key professionals of FS Investments, KKR, other BDCs affiliated with FSIC and other funds affiliated with FS Investments and KKR. These persons have legal obligations with respect to those entities that are similar to their obligations to FSIC. In the future, these persons and other affiliates of FS Investments and KKR may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for FSIC.

Investment Advisory Agreement and Administration Agreement

Pursuant to the Investment Advisory Agreement, the Advisor will provide FSIC with investment advisory services for which it will pay the Advisor a base management fee of 1.50% of the average weekly value of FSIC’s gross assets and an incentive fee based on its performance. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation—Critical Accounting Policies” for a description of how the fees payable to the Advisor are determined.

Pursuant to the Administration Agreement, the Advisor provides administrative services necessary for FSIC’s operation, including providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services. There is no separate fee paid by FSIC to the Advisor in connection with the services provided under the Administration Agreement, provided, however, that FSIC reimburses the Advisor no less than quarterly for all costs and expenses incurred by the Advisor in performing its obligations and providing personnel and facilities thereunder. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Investment Corporation—Overview” for a description of FSIC’s obligation to reimburse the Advisor under the Administration Agreement.

Allocation of the Advisor’s Time

FSIC relies on the Advisor to manage FSIC’s day-to-day activities and to implement its investment strategies. The Advisor, FS Investments, KKR and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to FSIC. As a result of these activities, the Advisor, FS Investments, KKR and certain of their affiliates will have conflicts of interest in allocating their time between FSIC and other activities in which they are or may become involved, including the management of the other BDCs in the Fund Complex. The Advisor, FS Investments, KKR and their employees will devote only as much of its or their time to FSIC’s business as the Advisor, FS Investments and KKR, in their judgment, determine is reasonably required, which will be substantially less than their full time. Therefore, the Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among FSIC and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to FSIC.

However, FSIC believes that the members of the Advisor’s senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to FSIC and to the other businesses in which they are involved. FSIC believes that its affiliates and executive officers will devote the time required to manage FSIC’s business and expect that the amount of time a particular executive officer or affiliate devotes to FSIC will vary during the course of the year and depend on FSIC’s business activities at the given time. FSIC expects that its executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects involved with managing FSIC and the other BDCs in the Fund Complex are similar, there are significant efficiencies created by the Advisor providing services to such entities. For example, the Advisor has streamlined the structure for financial reporting, internal controls and investment approval processes for FSIC and the other BDCs in the Fund Complex.

Competition and Allocation of Investment Opportunities

The Advisor and its affiliates are simultaneously providing investment advisory services to other affiliated entities, including the other BDCs in the Fund Complex. The Advisor may determine that it is appropriate for FSIC and one or more other investment accounts managed by the Advisor or any of its affiliates to participate in an investment opportunity. To the extent FSIC is able to make co-investments with investment accounts managed by the Advisor or its affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among FSIC and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to FSIC and other participating accounts.

To mitigate these conflicts, the Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.

As affiliates of FS Investments and KKR currently serve as the investment adviser to other entities and accounts, it is possible that some investment opportunities will be provided to such other entities and accounts rather than FSIC.

Trademark License Agreement

On April 9, 2018, FSIC entered into a trademark license agreement, or the trademark license agreement, with FS Investments, KKR, the Advisor and the other BDCs in the Fund Complex. Pursuant to the trademark license agreement, FS Investments and KKR granted a non-exclusive, nontransferable, royalty-free right and license to use the names “FS Investments” and “KKR,” respectively, or the licensed marks, (a) with respect to the license granted to the Advisor, solely as a component of the Advisor’s name and for the purpose of marketing and providing investment advisory and other related services to FSIC and the other BDCs in the Fund Complex and (b) with respect to the license granted to FSIC and the other BDCs in the Fund Complex, solely in connection with marketing the investment advisory and other services that the Advisor may provide to FSIC and the other BDCs in the Fund Complex. Other than with respect to this limited license, FSIC has no other rights to the licensed marks. The trademark license agreement may be terminated by FS Investments and/or KKR (i) with respect to the license granted by FS Investments or KKR, respectively, if (A) FS Investments or KKR no longer holds a certain percentage of the economic interests of the Advisor or (B) none of FSIC and the other BDCs in the Fund Complex are advised by the Advisor and (ii) with respect to FSIC if (A) FSIC materially breaches the trademark license agreement and has not cured such breach within thirty days’ prior written notice (including if FSIC attempts to assign or sub-license its rights or duties under the trademark license agreement without the prior written consent of FS Investments and KKR), (B) the Advisor ceases to serve as FSIC’s investment adviser or (C) FSIC enters into bankruptcy proceedings. The trademark license agreement may also be terminated at any time upon mutual agreement of the parties thereto. Furthermore, FS Investments and KKR may each terminate the rights granted to FSIC with respect to any trademark that is included in the licensed marks if FSIC’s use of such trademark results in a third-party claim.

Investments

As a BDC, FSIC may be limited in its ability to invest in any portfolio company in which any fund or other client managed by the Advisor or any of its affiliates has an investment. FSIC may also be limited in its ability to co-invest in a portfolio company with the Advisor or one or more of its affiliates. In an order dated April 3, 2018, the SEC granted exemptive relief permitting FSIC, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR, with FSIC’s co-investment affiliates. FSIC believes this relief will enhance its ability to further its investment objectives and strategy. FSIC believes this relief may also increase favorable investment opportunities for it, in part by allowing it to participate in larger investments, together with the co-investment affiliates, than would be available to it if such relief had not been obtained.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF FS INVESTMENT CORPORATION

As of September 12, 2018, no person was deemed to control FSIC, as such term is defined in the 1940 Act. The following table sets forth, as of September 12, 2018, information with respect to the beneficial ownership of FSIC’s Common Stock by:

•	each person known to FSIC to beneficially own more than 5% of the outstanding shares of FSIC Common Stock;

•	each member of the FSIC Board and each executive officer; and

•	all of the members of the FSIC Board and executive officers as a group.

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. There are no shares of FSIC Common Stock subject to options that are currently exercisable or exercisable within 60 days of September 12, 2018.

	Shares Beneficially Owned as of September 12, 2018
Name(1)	Number of Shares	Percentage(2)
Interested Directors
Michael C. Forman(3)	1,203,531		*
Todd Builione	—	—

Independent Directors
Gregory P. Chandler(4)	20,299		*
Barry H. Frank(5)	101,009		*
Michael J. Hagan	70,000		*
Jeffrey K. Harrow	27,539		*
Philip E. Hughes, Jr	5,260		*
Pedro A. Ramos(6)	2,150		*
Joseph P. Ujobai	—	—

Executive Officers
William Goebel	5,000		*
Daniel Pietrzak	—	—
Stephen S. Sypherd	178		*
James F. Volk	876		*
Zachary Klehr	20,137		*

New Director Nominees:
Barbara Adams	—	—
Frederick Arnold	—	—
Brian R. Ford	—	—
Richard Goldstein(7)	15,000		*
Jerel A. Hopkins	—	—
James H. Kropp	—	—

All directors and executive officers as a group (14 persons)	1,455,880		*

*	Less than one percent.

(1)	The address of each of the beneficial owners set forth above is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)	Based on a total of 239,154,069 shares of FSIC Common Stock issued and outstanding on September 12, 2018.

(3)

242,455 shares held in trust; 924,609 shares held by FS Investments; 13,279 shares held by spouse in trust; 3,338 shares held for the benefit of minor children in trust; 11,781 shares held in a 401(k) account; and 8,069 shares held in an IRA account.

(4)	17,125 shares held in 401(k) account; 2,208 shares held by spouse; 483 shares held by spouse as UTMA custodian for minor child-1; and 483 shares held by spouse as UTMA custodian for minor child-2.

(5)	Includes 33,831 shares held in IRA account and 56,367 shares held by spouse.

(6)	Includes 490 shares held in IRA account.

(7)	Includes 15,000 shares held in IRA account.

The following table sets forth, as of September 12, 2017, the dollar range of FSIC’s equity securities that are beneficially owned by each member of the FSIC Board, based on the closing price of shares of the FSIC Common Stock as reported on the NYSE on September 12, 2018.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:

Michael C. Forman	Over $100,000
Todd Builione	None

Independent Directors:

Gregory P. Chandler	Over $100,000
Barry H. Frank	Over $100,000
Michael J. Hagan	Over $100,000
Jeffrey K. Harrow	Over $100,000
Philip E. Hughes, Jr	$10,001-$50,000
Pedro A. Ramos	$10,001-$50,000
Joseph P. Ujobai	None

New Director Nominees:

Barbara Adams	None
Frederick Arnold	None
Brian R. Ford	None
Richard Goldstein	Over $100,000
Jerel A. Hopkins	None
James H. Kropp	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)

The dollar range of equity securities beneficially owned by FSIC’s directors is calculated by multiplying the closing price of FSIC Common Stock as reported on the NYSE on September 12, 2018, times the number of shares of common stock beneficially owned.

(3)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

BUSINESS OF CORPORATE CAPITAL TRUST, INC.

General

CCT was incorporated under the general corporation laws of the State of Maryland on June 9, 2010. CCT is a non-diversified closed-end management investment company and is regulated as a BDC under the 1940 Act. CCT’s investment objective is to provide its stockholders with current income and, to a lesser extent, long-term capital appreciation, by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of its adviser. CCT commenced business operations on June 17, 2011 and investment operations on July 1, 2011. CCT has elected to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”) and operates in a manner so as to qualify for the tax treatment applicable to RICs.

Through November 2017, CCT was externally managed by CNL Fund Advisors Company (“CNL”) and KKR (and together with CNL, the “Former Advisers”), which were responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments and ongoing monitoring of CCT’s investment portfolio. Both KKR and the Former Advisers are registered as investment advisers with the SEC. CNL also provided the administrative services necessary for CCT to operate. On November 14, 2017, shares of CCT’s common stock commenced trading on the New York Stock Exchange with the ticker symbol “CCT.” Concurrent with the listing, KKR acquired certain of CNL’s assets primarily used in its role as investment adviser to CCT, and in connection with that transaction, KKR became the sole investment adviser of CCT. On April 9, 2018, CCT entered into the CCT Current Investment Advisory Agreement. Under the CCT Current Investment Advisory Agreement, CCT has agreed to pay the Advisor an annual base management fee based on the average weekly value of CCT’s gross assets and an incentive fee based on CCT’s performance.

Common Stock Offering and Listing

In October 2016, CCT closed its continuous public offering of shares of common stock to new investors. Throughout the course of the continuous public offering, CCT sold 143.09 million shares of common stock (as adjusted for its reverse stock split) for gross proceeds of $3.44 billion, including the reinvestment of distributions. Since the close of CCT’s continuous public offering, CCT has continued to issue shares of its common stock pursuant to CCT’s distribution reinvestment plan. CCT’s listing on the NYSE in November 2017 accomplished its goal of providing liquidity CCT stockholders.

Investment Objectives and Strategy

CCT’s investment objective is to provide its stockholders with current income and, to a lesser extent, long-term capital appreciation. CCT pursues its investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the Advisor’s network. As of June 30, 2018, the fair value of CCT’s investment portfolio, excluding short term investments, totaled $4.08 billion and consisted primarily of senior and subordinated debt. As CCT continues to grow its investment portfolio it anticipates that a substantial portion of CCT’s portfolio will consist of senior and subordinated debt, which CCT believes offer opportunities for superior risk-adjusted returns and income generation. CCT’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options, equity co-investments, or other forms of equity participation. CCT may separately purchase common or preferred equity interests in transactions. CCT’s portfolio includes fixed-rate investments that generate absolute returns, as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

CCT will seek to continue to build on the Advisor’s strong investment expertise and sourcing networks and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. CCT intends to continue to be disciplined in selecting investments and focused on opportunities that it perceives offer favorable risk/reward characteristics and relative value. CCT believes the market for lending is currently characterized by significant demand for capital and that CCT will continue to have considerable opportunities as a provider of capital to achieve attractive pricing and terms on its investments.

CCT’s Investment Focus

While CCT considers each investment opportunity independently, it generally focuses on portfolio companies that share the following characteristics:

•

Size. CCT seeks to provide capital to medium- and large-sized private companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the size of a company in which CCT may invest, CCT expects to focus on companies with EBITDAs (earnings before interest, taxes, depreciation and amortization) greater than $25 million.

•

Capital Structure. CCT’s portfolio consists primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. CCT seeks to invest in companies that generate free cash flow at the time of CCT’s investment and benefit from material investments from well-known equity investors.

•

Management Team. CCT seeks to prioritize investing in portfolio companies with strong management teams that CCT believes have a clear strategic vision, long-standing experience in their industry and a successful operating track record. CCT favors companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•

Stage of Business Life Cycle. CCT seeks mature, privately owned businesses that have long track records of stable, positive cash flow. CCT does not intend to invest in start-up companies or companies with speculative business plans. As a business development company, CCT generally must, under relevant SEC rules, invest at least 70% of its total assets in “qualifying assets,” which includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public listed companies that have a market capitalization of less than $250 million.

•

Industry Focus. While CCT will consider opportunities within all industries, CCT seeks to prioritize industries having, in CCT’s view, favorable characteristics from a lending perspective. For example, CCT seeks companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. CCT gives less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•

Geography. As a business development company under the 1940 Act, CCT focuses on and invests at least 70% of its total assets in U.S. companies. To the extent CCT invests in foreign companies, CCT is required to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While CCT believes the criteria listed above are important in identifying and investing in portfolio companies, CCT considers each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which CCT invests. There is no limit on the maturity or duration of any investment in CCT’s portfolio. Substantially all of the investments held in CCT’s portfolio have either a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or are not rated by any rating agency. If these investments were rated, CCT believes such issues would be rated below investment grade. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Investment sizes vary as CCT’s capital base changes and are ultimately at the discretion of the Advisor subject to oversight by the CCT Board.

Except as restricted by the 1940 Act or by the Code, CCT deems all of its investment policies to be non-fundamental, which means that they may be changed by the CCT Board without stockholder approval.

Other Factors Affecting Portfolio Construction

As a business development company under the 1940 Act that intends to continue to qualify annually as a RIC under the Code, CCT’s investment activities are subject to certain regulatory restrictions. These restrictions include (i) requirements under the 1940 Act that CCT invest its capital primarily in U.S. companies either that are privately owned or that are listed on a national securities exchange with a market capitalization of less than $250 million, and (ii) investment diversification and source of income criteria imposed by the Code. For a description of certain valuation risks associated with CCT’s investments in portfolio companies, see “Risk Factors—Risks Related to CCT’s Business” in this joint proxy statement/prospectus. A significant portion of CCT’s Investment Portfolio (as defined below) is recorded at fair value as determined in good faith by the CCT Board and, as a result, there is and will be uncertainty as to the value of CCT’s portfolio investments and uncertainty as to the accuracy of CCT’s net asset value.

In addition, CCT is generally not permitted to co-invest alongside certain affiliates of the Advisor in privately negotiated transactions, absent an exemptive order from the SEC. The SEC Exemptive Order granted by the SEC to CCT, the Advisor and certain of its affiliates, permits CCT to participate in certain transactions originated by the Advisor or its affiliates. However, affiliates of the Advisor whose primary business includes the origination of investments may engage in investment advisory businesses with client accounts that compete with CCT, and those affiliates have no obligation to make their originated investment opportunities available to the Advisor or to CCT.

Portfolio and Investment Activity

Historically, CCT’s investment program consisted of two main components. First, since the inception of CCT’s investment activities, CCT has been engaged in the direct purchase of debt and equity securities, primarily issued by portfolio companies, through both direct lending and, to a lesser extent, secondary market transactions. CCT refers to this investment program component as the “CCT Investment Portfolio” in this joint proxy statement/prospectus. Second, beginning in November 2012 and until June 2017, CCT supplemented its economic exposure to portfolio companies by entering into total return swap arrangements (“TRS”) with a commercial bank counterparty and directing the creation of a portfolio of debt investments that served as reference assets under the TRS. CCT refers to this investment component as either its portfolio of TRS assets, or the “CCT TRS Portfolio.”

In the case of the CCT TRS Portfolio, CCT received all: (i) realized income and fees and (ii) realized capital gains generated by the TRS assets. In return, CCT paid quarterly to the TRS counterparty a payment consisting of: (i) realized capital losses and (ii) financing costs that were based on (a) a floating financing rate and (b) the settled notional amount of the TRS assets. The settled notional amount of the TRS assets was the net aggregate cost of the TRS assets underlying the CCT TRS Portfolio that were settled and owned by the counterparty. The total notional amount of TRS assets included the settled notional amount plus the effect of the purchase and sale of TRS assets where a TRS asset trade settlement, if any, was pending. CCT terminated the TRS on June 30, 2017, in connection with its ongoing transition towards directly originated private credit investments, as the TRS arrangements were primarily limited to the financing of traded investments.

Joint Venture

CCT also co-invests with Conway Capital, LLC (“Conway”), an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company, through SCJV, an unconsolidated limited liability company. Conway was formed by Guggenheim Life and Annuity Company and Delaware Life Insurance Company to invest in SCJV and does not have an independent business. SCJV was formed in May 2016 to invest its capital in a range of investments, including senior secured loans (both first lien and second lien) to middle market companies, broadly syndicated loans, equity, warrants and other investments. CCT and Conway each have 50% voting control of SCJV and together are required to agree on all investment decisions as well as all other significant actions for SCJV. As of June 30, 2018 and December 31, 2017, SCJV had total capital commitments of $500 million, $437.50 million of which was from CCT and the remaining $62.50 million of which was from Conway. As of June 30, 2018 and December 31, 2017, respectively, CCT had funded approximately $294.03 million of CCT’s commitment. Additionally, as of June 30, 2018, SCJV had $350 million of borrowing capacity through a revolving credit facility with Goldman Sachs Bank (the “GS Credit Facility”) with a maturity date of September 29, 2021. As of June 30, 2018 and December 31, 2017, CCT’s investment in SCJV was approximately $306.74 and $300.65 million at fair value, respectively. CCT does not consolidate SCJV in its consolidated financial statements.

For a further discussion of CCT’s investment activities and investment attributes of the CCT Investment Portfolio as of December 31, 2017 and 2016 and the CCT TRS Portfolio as of December 31, 2016 and for the years then ended, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Portfolio Investment Activity for the Years Ended December 31, 2017, 2016 and 2015.”

Competition

As a business development company with a particular focus on lending activities, CCT experiences competition from other business development companies, commercial banks, specialty finance companies, open-end and closed-end investment companies, opportunity funds, private equity funds and institutional investors, many of which may have greater financial resources than CCT does for the purposes of lending to U.S. businesses within CCT’s stated investment focus. These competitors may also have a lower cost of capital, may be subject to less regulatory oversight, and may have lower overall operating costs. The level of competition impacts both CCT’s ability to raise capital, find suitable corporate borrowers that meet CCT’s investment criteria and acquire and originate loans to corporate borrowers. CCT may also face competition from other funds that affiliates of the Advisor participate in or advise.

CCT believes that it has the following potential competitive advantages over other capital providers that operate in the markets CCT targets, which allow CCT to take advantage of the market opportunities it has identified:

Proprietary Sourcing and Deal Origination. The Advisor, through its deep industry relationships and investment teams that actively source new investments, provides CCT with immediate access to an established source of proprietary investment opportunities. The Advisor has built leading franchises and deep relationships with major companies, financial institutions and other investment and advisory institutions for sourcing new investments. The Advisor’s investment professionals are also organized into industry groups that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. CCT believes that the Advisor’s broad networks and the internal deal generation strategies of their investment teams create favorable opportunities to deploy capital across a broad range of originated transactions that have attractive investment characteristics.

Focus on Preserving Capital and Minimizing Losses. CCT believes that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Toward that end, CCT’s investment process is designed to: (i) utilize the Advisor’s proprietary knowledge and deep industry relationships to identify attractive prospective portfolio companies, (ii) conduct rigorous due diligence to evaluate the creditworthiness of, and potential returns from, credit investments in such portfolio companies, (iii) stress test prospective investments to assess the viability of potential portfolio companies in a downside scenario and their ability to repay principal and (iv) structure investments and design covenants and other rights that anticipate and mitigate issues identified through this process.

Experienced Management and Investment Expertise. Affiliates of the Advisor have more than 40 years of investment experience that spans a broad range of economic, market and financial conditions. CCT believes that it benefits from the Advisor’s rigorous investment approach, industry expertise and experience investing throughout a company’s capital structure.

Disciplined Credit Analysis and Portfolio Monitoring. The Advisor provides CCT with immediate access to an established platform for evaluating investments, managing risk and focusing on opportunities that generate superior returns with appropriate levels of risk. Through the Advisor, CCT benefits from an investment infrastructure that allows for intensive due diligence to filter investment opportunities and helps select investments that offer favorable risk/reward characteristics.

Versatile Transaction Structuring and Flexible Capital. The Advisor has experience and expertise in evaluating and structuring investments at all levels of a company’s capital structure and with varying features, providing numerous tools to manage risk while preserving opportunities for income, capital preservation and, to a lesser extent, long-term capital appreciation. CCT seeks to continue to capitalize on this expertise and build its investment portfolio that performs in a broad range of economic conditions while meeting the unique needs of a broad range of borrowers. Although CCT is subject to regulation as a business development company, it is not subject to many of the regulatory limitations that govern traditional lending institutions. As a result, CCT believes that it can be more flexible in selecting and structuring investments and adjusting investment criteria. CCT believes borrowers view this flexibility as a benefit, making CCT an attractive financing partner.

Long-Term Investment Horizon. CCT believes that its flexibility to make investments with a long-term perspective provides it with the opportunity to generate favorable returns on invested capital and expands the types of investments that CCT may consider. The long-term nature of CCT’s capital helps it avoid disposing of assets at unfavorable prices and CCT believes this makes CCT a better financing partner for portfolio companies.

Business Development Company Requirements

Business development companies are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain provisions of the 1940 Act, as well as the Exchange Act. Business development companies are provided greater flexibility under the 1940 Act than other investment companies in dealing with their portfolio companies, issuing securities, and compensating their investment advisers. Business development companies can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of a business development company’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that CCT may not change the nature of CCT’s business so as to cease to be, or withdraw CCT’s election as, a business development company unless approved by a majority of CCT’s outstanding voting securities. The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of CCT’s outstanding voting securities are present or represented by proxy or (2) 50% of CCT’s outstanding voting securities.

CCT is generally unable to issue and sell its common stock at a price below net asset value per share. CCT may, however, sell its common stock, or warrants, options, or rights to acquire CCT Common Stock, at a price below the then-current net asset value of CCT Common Stock if the CCT Board determines that such sale is in CCT’s best interests and the best interests of CCT’s stockholders, and CCT’s stockholders approve such sale. In addition, CCT may generally issue new shares of CCT Common Stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends, and in certain other limited circumstances.

As a business development company, CCT is generally not permitted to invest in any portfolio company in which the Advisor or any of its affiliates currently have an investment, or to make any co-investments with the

Advisor or any of its affiliates, without an exemptive order from the SEC. CCT may, however, invest alongside the Advisor and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, CCT may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC staff permitting CCT and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Advisor, acting on CCT’s behalf or on behalf of other clients, does not negotiate any term other than price. CCT may also invest alongside the Advisor’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the Advisor’s allocation policies. Subject to the conditions specified in the SEC Exemptive Order, CCT is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Advisor.

For more information on the requirements applicable to business development companies, see the section of this joint proxy statement/prospectus titled “Regulation of Corporate Capital Trust, Inc.”

Distributions

Distributions to the CCT’s stockholders are recorded as of the record date. Subject to the discretion of the CCT Board and applicable legal restrictions, CCT intends to declare and pay such distributions on a quarterly basis.

CCT has adopted a dividend reinvestment plan that provides for reinvestment of any distributions CCT declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the CCT Board authorizes, and CCT declares, a cash dividend, then CCT’s stockholders who have not “opted out” of CCT’s dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of CCT’s common stock, rather than receiving the cash dividend. If CCT’s shares are trading at a discount to net asset value and CCT is otherwise permitted under applicable law to purchase such shares, CCT may purchase shares in the open market in connection with CCT’s obligations under the dividend reinvestment plan. However, CCT reserves the right to issue new shares of CCT’s common stock in connection with CCT’s obligations under the dividend reinvestment plan even if CCT’s shares are trading below net asset value.

About the Advisor

The Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act. The Advisor is jointly operated by an affiliate of FS Investments and by KKR. CCT’s chief executive officer, Michael C. Forman, serves as the Advisor’s chairman and chief executive officer, and Todd C. Builione, CCT’s president, serves as the Advisor’s president. See “Risk Factors—Risks Related to the Advisor and its Affiliates” and “Certain Relationships and Related Party Transactions of Corporate Capital Trust.”

For additional information about the Advisor, see “Business of FS Investment Corporation—About the Advisor.”

Characteristics of Risks Related to Investments in Private Companies

CCT invests primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

•

may have limited financial resources and may be unable to meet their obligations under their debt securities that CCT holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of CCT realizing any guarantees it may have obtained in connection with CCT’s investment;

•

may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a privately held company and, in turn, on us; and

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, CCT’s executive officers, directors and members of KKR’s management may, in the ordinary course of business, be named as defendants in litigation arising from CCT’s investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. If there is no readily available market for these investments, CCT is required to carry these investments at fair value as determined by the CCT Board. As a result, if CCT is required to liquidate all or a portion of CCT’s portfolio quickly, CCT may realize significantly less than the value at which CCT had previously recorded these investments. CCT may also face other restrictions on CCT’s ability to liquidate an investment in a portfolio company to the extent that we, KKR or any of its affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of CCT’s investments may make it difficult for CCT to dispose of them at a favorable price, and, as a result, CCT may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. CCT must therefore rely on the ability of the Advisor to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If CCT is unable to uncover all material information about these companies, CCT may not make a fully informed investment decision, and CCT may lose money on CCT’s investments.

Investment Types

CCT primarily focuses on the following investment types:

•

Senior Debt. CCT invests in senior debt, in which CCT generally takes a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. These investments generally take the form of senior secured first lien loans, senior secured second lien loans or senior secured bonds. In some circumstances, CCT’s lien could be subordinated to claims of other creditors.

•

Subordinated Debt. CCT’s subordinated debt investments are generally subordinated to senior debt and are generally unsecured. These investments are generally structured with interest-only payments throughout the life of the security, with the principal due at maturity.

•

Structured Products. CCT also invests in structured products, which may include collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, structured notes and credit-linked notes. The issuers of such investment products may be structured as trusts or other types of pooled investment vehicles. Such products may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments.

•

Equity Investments. CCT also makes selected equity investments. In addition, when CCT invests in senior and subordinated debt, it may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. CCT’s goal is ultimately to dispose of these equity interests and realize gains upon its disposition of such interests.

•

Convertible Securities. CCT may invest in convertible securities, such as bonds, debentures, notes, preferred stocks or other securities that may be converted into, or exchanged for, a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

•

Investments in Private Investment Funds. CCT may invest in, or wholly own, private investment funds, including hedge funds, private equity funds, limited liability companies, REITs, and other business entities. In particular, CCT expects it may invest in asset-based opportunities through joint ventures, investment platforms or build-ups that provide one or more of the following services: origination or sourcing of potential investment opportunities, due diligence and negotiation of potential investment opportunities and/or servicing, development and management (including turnaround) and disposition of investments. Such investments in joint ventures, platforms and build-ups may be in or alongside existing or newly formed operators, consultants and/or managers that pursue such opportunities and may or may not include capital and/or assets contributed by third party investors. Such investments may include opportunities to direct-finance physical assets, such as airplanes and ships, and/or operating assets, such as financial service entities, as opposed to investment securities, or to invest in origination and/or servicing platforms directly. These asset-based opportunities are expected to offer mezzanine-like structural downside protection as well as asset collateral, and equity-like upside that can be achieved through appreciation at the asset-level or, in the case of platforms, through growth of the enterprise value. Key areas of focus include, without limitation, (i) aircraft, (ii) shipping, (iii) renewables, (iv) real estate, (v) consumer finance, and (vi) energy/infrastructure.

•	Derivatives. CCT may invest in various types of derivatives, including TRS, interest rate swaps and foreign currency forward contracts and options.

•

Investments with Third-Parties. CCT may co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment. Such joint venture partners or third party managers may include former KKR personnel or associated persons.

As discussed elsewhere in this section, CCT co-invests with Conway, an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company, through an unconsolidated, limited liability company, SCJV.

Taxation as a RIC

CCT has elected to be treated for federal income tax purposes, and intends to maintain its qualification annually, as a RIC under Subchapter M of the Code. Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes at least 90% of its “Investment Company Taxable Income,” as defined in the Code. CCT intends to distribute sufficient amounts to maintain its RIC status and minimize income taxes on undistributed capital gains and investment company taxable income.

CCT is generally subject to nondeductible federal excise taxes if it does not distribute to its stockholders an amount at least equal to the sum of (i) 98% of its net ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which CCT paid no federal income tax. CCT may pay a 4% nondeductible federal excise tax on under-distribution of capital gains and ordinary income.

Employees

CCT is externally managed and as such does not have any employees.

Facilities

We do not own any real estate or other physical properties materially important to CCT’s operation. CCT believes that the office facilities of the Advisor are suitable and adequate for its business as it is contemplated to be conducted.

Legal Proceedings

Neither CCT nor any of its subsidiaries, are currently subject to any material legal proceedings, nor, to CCT’s knowledge, is any material legal proceeding threatened against CCT or its subsidiaries. In addition, to CCT’s knowledge, the Advisor is not currently subject to any material legal proceedings nor is any material legal proceeding threatened against them. From time to time, CCT, its subsidiaries, its investment adviser or its administrator may be a party to certain legal proceedings in the ordinary course of, or incidental to the normal course of, CCT’s business, including the enforcement of CCT’s rights under contracts with its portfolio companies. While CCT cannot predict the outcome of these legal proceedings with certainty, CCT does not expect that these proceedings will have a material adverse effect on its results of operations or financial condition.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF CORPORATE CAPITAL TRUST, INC.

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this joint proxy statement/prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

CCT cannot assure you that the Merger will be consummated as scheduled, or at all. See “Risk Factors—   Risks Related to the Merger” for a description of the risks associated with a failure to consummate the Merger and a description of the risks that the combined company may face if the Merger is consummated.

Overview

CCT was incorporated under the general corporation laws of the State of Maryland on June 9, 2010 and commenced business operations on June 17, 2011. CCT is a non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Until November 2017, CCT was externally managed by CNL Fund Advisors Company (“CNL”) and KKR (together with CNL, the “Former Advisers”), which were responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, determining the securities and other assets that CCT will purchase, retain or sell and monitoring CCT’s portfolio on an ongoing basis. Both of the Former Advisers are registered as investment advisers with the SEC. CNL also provided the administrative services necessary for CCT to operate. On November 14, 2017, shares of CCT’s common stock commenced trading on the New York Stock Exchange with the ticker symbol “CCT” (the “CCT Listing”). Concurrent with the CCT Listing, KKR acquired certain of CNL’s assets primarily used in its role as investment adviser to CCT, and in connection with that transaction, KKR became CCT’s sole investment adviser. In addition, CCT entered into a new administrative services agreement with KKR, the terms of which are substantially similar to CCT’s prior administrative services agreement with CNL, pursuant to which KKR replaced CNL as CCT’s administrator.

Transition of Investment Advisory Services

On April 9, 2018, CCT entered into the CCT Current Investment Advisory Agreement, which replaced the Investment Advisory Agreement, dated November 14, 2017, by and between CCT and KKR (the “CCT Previous Investment Advisory Agreement”).

CCT pays the Advisor a fee for its services under the CCT Current Investment Advisory Agreement consisting of two components—a base management fee based on the average value of CCT’s gross assets and an incentive fee based on CCT’s performance. The base management fee is calculated at an annual rate of 1.50% of the average value of CCT’s gross assets. The terms of the incentive fee are substantially the same as those of the CCT Previous Investment Advisory Agreement.

On April 9, 2018, CCT also entered into the Administrative Services Agreement, dated April 9, 2018, by and between CCT and the Advisor (the “CCT Current Administrative Services Agreement”), which replaced the Administrative Services Agreement, dated November 14, 2017, by and between CCT and KKR (the “CCT Previous Administrative Services Agreement”). Under the CCT Current Administrative Services Agreement, the Advisor will serves as CCT’s administrator. The terms of the CCT Current Administrative Services Agreement, including the services to be provided by the Advisor as administrator and the amount of reimbursements to be paid by CCT for certain administrative expenses, are substantially the same as those of the CCT Previous Administrative Services Agreement.

Investment Objective, Investment Program and Primary Investment Types

CCT’s investment objective is to provide its stockholders with current income and, to a lesser extent, long-term capital appreciation. CCT pursues its investment objective by investing primarily in the debt of privately owned and thinly traded U.S. companies (also referred to as “portfolio companies”) with a focus on originated transactions sourced through the Advisor’s network. CCT defines originated transactions as any investment where the Advisor negotiates the terms of the transaction beyond just the price, which, for example, may include negotiating financial covenants, maturity dates or interest rate terms. Additionally, CCT has the ability to participate in other originated transactions where there may be third parties involved, or a bank acting as an intermediary, for a closely held club, or similar transactions. CCT refers to these originated transactions together as its “Originated Strategies.” CCT anticipates that a substantial portion of its investment portfolio will consist of senior and subordinated debt, which CCT believes offers potential opportunities for superior risk-adjusted returns and income generation. CCT’s debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. CCT may separately purchase common or preferred equity interests in transactions. CCT may also invest in structured products, such as collateralized loan obligations, and loan participations and assignments. On April 3, 2018, CCT obtained an amended exemptive order from the SEC extending the co-investment exemptive relief previously granted to CCT by the SEC in June 2017 to allow CCT, together with the other business development companies managed by the Advisor, to co-invest in privately negotiated investment transactions with certain other accounts managed by KKR.

Historically, CCT’s investment program consisted of two main components. First, since the inception of its investment activities, CCT has been engaged in the direct purchase of debt and equity securities, primarily issued by portfolio companies, through both direct lending and, to a lesser extent, secondary market transactions. CCT refers to this investment program component as the “CCT Investment Portfolio” in this report. Second, beginning in November 2012 and until June 2017, CCT supplemented its economic exposure to portfolio companies by entering into total return swap arrangements (“TRS”) with a commercial bank counterparty and directing the creation of a portfolio of debt investments that served as reference assets under the TRS. CCT refers to this investment program component as its portfolio of TRS assets or the “CCT TRS Portfolio” in this report. In the case of the CCT TRS Portfolio, CCT received all (i) realized income and fees and (ii) realized capital gains generated by the TRS assets. In return, CCT paid quarterly to the TRS counterparty a payment consisting of (i) realized capital losses generated by the TRS assets and (ii) financing costs that are based on (a) a floating financing rate and (b) the settled notional amount of TRS assets. CCT terminated the TRS on June 30, 2017, in connection with CCT’s ongoing transition towards directly originated private credit investments, as the TRS arrangements were primarily limited to the financing of traded investments.

CCT’s investment strategy is focused on creating and growing a CCT Investment Portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring the CCT Investment Portfolio. When evaluating an investment and the related portfolio company, CCT uses the Advisor’s resources to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. CCT believes its flexible approach to investing allows it to take advantage of opportunities that offer favorable risk/reward characteristics.

CCT primarily focuses on the following investment types:

•

Senior Debt. CCT invests in senior debt, in which CCT generally takes a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. These investments generally take the form of senior secured first lien loans, senior secured second lien loans or senior secured bonds. In some circumstances, CCT’s lien could be subordinated to claims of other creditors.

•

Subordinated Debt. CCT’s subordinated debt investments are generally subordinated to senior debt and are generally unsecured. These investments are generally structured with interest-only payments throughout the life of the security, with the principal due at maturity.

•

Structured Products. CCT also invests in structured products, which may include collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, structured notes and credit-linked notes. The issuers of such investment products may be structured as trusts or other types of pooled investment vehicles. Such products may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments.

•

Equity Investments. CCT also makes selected equity investments. In addition, when CCT invests in senior and subordinated debt, it may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. CCT’s goal is ultimately to dispose of these equity interests and realize gains upon its disposition of such interests.

•

Convertible Securities. CCT may invest in convertible securities, such as bonds, debentures, notes, preferred stocks or other securities that may be converted into, or exchanged for, a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

•

Investments in Private Investment Funds. CCT may invest in, or wholly own, private investment funds, including hedge funds, private equity funds, limited liability companies, REITs, and other business entities. In particular, CCT expects it may invest in asset-based opportunities through joint ventures, investment platforms or build-ups that provide one or more of the following services: origination or sourcing of potential investment opportunities, due diligence and negotiation of potential investment opportunities and/or servicing, development and management (including turnaround) and disposition of investments. Such investments in joint ventures, platforms and build-ups may be in or alongside existing or newly formed operators, consultants and/or managers that pursue such opportunities and may or may not include capital and/or assets contributed by third party investors. Such investments may include opportunities to direct-finance physical assets, such as airplanes and ships, and/or operating assets, such as financial service entities, as opposed to investment securities, or to invest in origination and/or servicing platforms directly. These asset-based opportunities are expected to offer mezzanine-like structural downside protection as well as asset collateral, and equity-like upside that can be achieved through appreciation at the asset-level or, in the case of platforms, through growth of the enterprise value. Key areas of focus include, without limitation, (i) aircraft, (ii) shipping, (iii) renewables, (iv) real estate, (v) consumer finance, and (vi) energy/infrastructure.

•	Derivatives. CCT may invest in various types of derivatives, including TRS, interest rate swaps and foreign currency forward contracts and options.

•

Investments with Third-Parties. CCT may co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly-controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment. Such joint venture partners or third party managers may include former KKR personnel or associated persons.

CCT co-invests with Conway Capital, LLC (“Conway”), an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company, through an unconsolidated, limited liability company, Strategic Credit Opportunities Partners (“SCJV”). Conway was formed by Guggenheim Life and Annuity Company and Delaware Life Insurance Company to invest in SCJV and does not have an independent business. SCJV was formed in May 2016 to invest its capital in a range of investments, including senior secured loans (both first lien and second lien) to middle market companies, broadly syndicated loans, equity, warrants and other investments. CCT and Conway each have 50% voting control of SCJV and together are required to agree on all investment decisions as well as all other significant actions for SCJV. As of June 30, 2018 and December 31, 2017, SCJV had total capital commitments of $500 million, $437.50 million of which was from CCT and the remaining $62.50 million from Conway. As of June 30, 2018 and December 31, 2017, CCT had funded approximately $294.03 million of CCT’s commitment. As of June 30, 2018, SCJV had $350 million of borrowing capacity through a revolving credit facility with Goldman Sachs Bank USA (the “GS Credit Facility”) with a maturity date of September 29, 2021. As of June 30, 2018 and December 31, 2017, CCT’s investment in SCJV was approximately $306.74 and $300.64 million at fair value, respectively. CCT does not consolidate SCJV in its consolidated financial statements.

CCT’s investment activity can and does vary substantially from period to period depending on many factors, including: the demand for debt from creditworthy privately owned U.S. companies, the level of merger, acquisition and refinancing activity involving private companies, the availability of credit to finance transactions, the general economic environment, the competitive investment environment for the types of investments CCT currently seeks and intends to seek in the future, cash available from operations and the amount of capital CCT may borrow.

As a business development company, CCT is required to comply with certain regulatory requirements. For instance, CCT may not acquire any assets other than “qualifying assets” as specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of CCT’s total assets are qualifying assets as determined at the end of the prior quarter (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private U.S. companies, U.S. companies whose securities are not listed on a national securities exchange and certain public U.S. companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. These rules also permit CCT to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of CCT’s initial investment but no longer meet the definition of eligible portfolio company at the time of the follow-on investment.

Revenues

CCT generated revenues primarily in the form of interest on the debt securities of portfolio companies that it acquires and holds for investment purposes. CCT’s investments in debt securities generally have an expected maturity of three to ten years, although CCT has no lower or upper constraint on maturity, and typically earns interest at fixed or floating rates. Interest on CCT’s debt securities is generally payable to CCT quarterly or semi-annually. Some of CCT’s investments in debt securities contain payment-in-kind (“PIK”) interest provisions. The outstanding principal amount of CCT’s debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, CCT may generate revenue in the form of dividends from equity investments, prepayment fees, commitment fees, origination fees and fees for providing significant managerial assistance. While the TRS assets also generated interest income and fees through its termination on June 30, 2017, such amounts, net of the financing expenses, were recognized as realized gains pursuant to GAAP when payable to CCT quarterly and upon the termination of the TRS.

Operating Expenses

CCT’s primary operating expenses include an investment advisory fee and, depending on its operating results, performance-based incentive fees, interest expense, administrative expenses, custodian and accounting fees, other third-party professional services and expenses. The investment advisory fee and performance-based incentive fees compensate the investment adviser for its services in identifying, evaluating, negotiating, closing and monitoring CCT’s investments.

Financial and Operating Highlights

The following table presents financial and operating highlights as of December 31, 2017 and 2016, and for the years ended December 31, 2017, 2016 and 2015:

As of December 31, (in thousands, except ratios and per share amounts)	2017	2016
Total assets	$4,221,500	$4,430,696
Adjusted total assets (Total assets, net of payable for investments purchased)	$4,174,403	$4,408,491
Investments in portfolio companies	$3,968,409	$4,025,287
Borrowings	$1,595,000	$1,631,454
Deemed borrowings (TRS implied leverage classified as senior securities)	$—	$163,689
Net assets	$2,485,102	$2,759,332
Net asset value per share	$19.55	$20.09
Leverage ratio (Borrowings + Deemed borrowings)/Adjusted total assets)	38%	41%

Activity for the Year Ended December 31,
(in thousands, except per share amounts)	2017	2016	2015
Average net assets	$2,749,653	$2,698,040	$2,428,271
Average borrowings under credit facilities and term loan	$1,496,641	$1,476,426	$1,011,175
Purchases of investments(1)	$1,784,590	$1,761,495	$2,068,738
Sales, principal payments and other exits(1)	$1,899,329	$1,378,020	$842,372
Net investment income	$210,299	$210,096	$176,688
Net realized gains (losses) on investments, derivative instruments and foreign currency transactions	$(79,259)	$(2,645)	$50,657
Net change in unrealized appreciation (depreciation) on investments, derivative instruments and foreign currency translation	$43,090	$35,664	$(265,552)
Net increase (decrease) in net assets resulting from operations	$174,130	$243,115	$(38,207)
Total distributions declared	$244,133	$244,950	$205,044
Net investment income per share	$1.54	$1.55	$1.56
Earnings (losses) per share	$1.27	$1.80	$(0.34)
Distributions declared per share outstanding for the entire period	$1.81	$1.81	$1.81

Summary of Common Stock Offering for the Year Ended December 31,
(in thousands, except share and per share amounts)	2017	2016	2015
Gross proceeds, excluding reinvestment of distributions	$—	$137,245	679,862
Net proceeds to Company, excluding reinvestment of distributions	$—	$127,596	618,505
Reinvestment of distributions	$96,994	$124,139	105,363
Average net proceeds per share	$20.41	$20.10	21.81
Shares issued in connection with Offering, excluding reinvestment of distributions	—	6,365,828	28,329,936
Shares issued in connection with reinvestment of distributions	4,752,882	6,159,186	4,866,789

(1)	Includes $201.63 million and $92.40 million for the years ended December 31, 2017 and 2016, respectively, of investments sold to SCJV in exchange for equity interest in SCJV.

The following table presents financial and operating highlights for the six months ended June 30, 2018 and 2017:

Activity for the Six Months Ended June 30,
(in thousands, except per share amounts)	2018	2017
Average net assets	$2,509,232	$2,773,234
Average borrowings under credit facilities and term loan	$1,690,984	$1,473,845
Purchases of investments	$952,928	$819,207
Sales, principal payments and other exits	$847,227	$762,906
Net investment income	$98,916	$105,457
Net realized gains (losses) on investments, derivative instruments and foreign currency transactions	$(19,523)	$(61,406)
Net change in unrealized appreciation (depreciation) on investments, derivative instruments and foreign currency translation	$31,584	$77,631
Net increase in net assets resulting from operations	$110,977	$121,682
Total distributions declared	$114,095	$124,327
Net investment income per share	$0.78	$0.77
Earnings per share	$0.88	$0.89
Distributions declared per share outstanding for the entire period	$0.90	$0.90

Summary of Common Stock Activity for the Six Months Ended June 30,
(in thousands, except share and per share amounts)	2018	2017
Reinvestment of distributions(1)	$—	$61,325
Average net proceeds per share(1)	$—	$20.41
Shares issued in connection with reinvestment of distributions(1)	—	3,005,031

(1)	CCT did not issue any shares of common stock to satisfy the reinvestment portion of distributions paid during the six months ended June 30, 2018 and instead purchased shares on the open market.

Business Environment

CCT’s focus is on Originated Strategy investments because they offer an illiquidity premium over broadly syndicated investments and often have better structures therefore have attractive risk-adjusted returns today. As of June 30, 2018, 83% of total investments at fair market value were in Originated Strategy Investments. An additional focus is on senior secured investments which represented 75% of the portfolio (excluding the impact of SCJV) and also floating rate investments which comprised 77% of the portfolio as of June 30, 2018. CCT believes that CCT’s investment strategy, and as a closed-ended business development company, offers a route for investors to access these risk adjusted returns over the long term without being subject to the technical pressures of more broadly syndicated or traded assets.

CCT believes this has been evident over the first six months of 2018 as the more broadly-syndicated traditional sub-investment grade credit asset classes sold off due to fears of a global trade war and a more hawkish stance from the European Central Bank and the U.S. Federal Reserve. During the six months ended June 30, 2018, the high yield index returned just 0.08%. Similarly, emerging market debt returned (5.2)% for the year-to-date. Floating rate loans were a more stable asset class and returned 2.2% for the first six months of the year.

Portfolio and Investment Activity

The following tables summarize CCT’s investment activity as of June 30, 2018 and December 31, 2017 and 2016 and for the three and six months ended June 30, 2018 and the years ended December 31, 2017 and 2016, excluding CCT’s short term investments:

	Investment Activity Summary as of ($ in thousands)
	June 30, 2018	December 31, 2017	December 31, 2016
		Investment Portfolio	Investment Portfolio	TRS Portfolio
Total fair value	$4,082,314	$3,968,409	$4,025,287	$258,299
No. portfolio companies	132	113	129	43
No. debt investments	151	124	141	47
No. asset based finance investments	12	10	11	—
No. equity/other investments	33	35	37	—

	Investment Portfolio Activity Summary ($ in thousands)				TRS Portfolio Activity Summary ($ in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended June 30,	Six Months Ended June 30,
	2018	2017	2018	2017	2017	2017
Purchases of Investments:
First Lien Senior Secured Loans	$362,431	$373,810	$596,284	$560,323	$28,075	$40,411
Second Lien Senior Secured Loans	144,146	89,102	166,176	113,204	3,913	4,661
Other Senior Secured Debt	37,770	62,825	113,493	65,144	1,542	1,542
Subordinated Debt	7,901	3,723	29,847	9,517	—	—
Asset Based Finance	17,208	31,804	39,736	65,803	—	—
Equity/Other	5,392	3,065	7,392	5,216	—	—

Total	$574,848	$564,329	$952,928	$819,207	$33,530	$46,614

Sales, Principal Payments and Other Exits:
First Lien Senior Secured Loans	$248,901	$285,719	$611,925	$419,785	$210,386	$244,425
Second Lien Senior Secured Loans	63,250	20,658	64,274	55,761	44,673	44,673
Other Senior Secured Debt	5,416	28,354	24,621	75,212	4,939	4,939
Subordinated Debt	117,577	32,247	120,534	186,735	12,422	12,458
Asset Based Finance	10,742	6,451	10,798	23,380	—	—
Equity/Other	6,509	834	15,075	2,033	—	—

Total	$452,395	$374,263	$847,227	$762,906	$272,420	$306,495

Portfolio Company Additions	21	26	38	31	—	2
Portfolio Company Exits	(17)	(12)	(19)	(32)	(41)	(45)
Debt Investment Additions(1)	44	47	66	57	—	9
Debt Investment Exit(1)	(31)	(36)	(37)	(62)	(46)	(56)

(1)	Debt investment additions and exits includes any asset based finance investments with a stated interest rate or expected return.

	Investment Portfolio Activity Summary ($ in thousands)			TRS Portfolio Activity Summary ($ in thousands)
	Year Ended December 31,			Year Ended December 31,
	2017	2016	2015	2017	2016	2015
Purchases of Investments:
First Lien Senior Secured Loans	$1,075,389	$655,182	$785,833	$40,411	$70,504	$174,138
Second Lien Senior Secured Loans	223,432	357,841	514,469	4,661	4,185	33,892
Other Senior Secured Debt	98,687	68,458	123,404	1,542	15,000	—
Subordinated Debt	37,554	332,196	343,916	—	9,500	—
Asset Based Finance	142,185	218,926	211,596	—	—	—
Strategic Credit Opportunities Partners, LLC(1)	201,628	92,400	—	—	—	—
Equity/Other	5,715	36,492	89,520	—	—	—

Total	$1,784,590	$1,761,495	$2,068,738	$46,614	$99,189	$208,030

Sales, Principal Payments and Other Exits:
First Lien Senior Secured Loans(1)	$892,546	$629,222	$205,660	$244,425	$127,166	$159,172
Second Lien Senior Secured Loans	403,231	402,022	217,911	44,673	35,515	9,968
Other Senior Secured Debt	82,591	121,132	72,082	4,939	3,221	—
Subordinated Debt	350,736	154,230	263,178	12,458	—	875
Asset Based Finance	154,128	57,368	67,589	—	—	—
Equity/Other	16,097	14,046	15,952	—	—	—

Total	$1,899,329	$1,378,020	$842,372	$306,495	$165,902	$170,015

Portfolio Company Additions	38	35	40	2	13	15
Portfolio Company Exits	(54)	(30)	(28)	(45)	(18)	(14)
Debt Investment Additions(2)	71	60	52	9	19	18
Debt Investment Exits(2)	(88)	(60)	(38)	(56)	(23)	(16)

(1)	Includes $201.63 million and $92.40 million for each of the years ended December 31, 2017 and 2016, respectively, of investments sold to SCJV in exchange for equity interests in SCJV.

(2)	Debt investment additions and exits includes any asset based lending investments with a stated interest rate.

The changes in the fair value of the CCT Investment Portfolio are directly related to (i) the changes in its cost basis as a result of incremental purchases, sales and principal payments as described in the table above, and (ii) the changes in fair value for assets held at the beginning and end of the period. The net change in unrealized appreciation (depreciation) for the three months ended June 30, 2018 and 2017 was $(15.66) million and $102.34 million, respectively, for the CCT Investment Portfolio. The net change in unrealized appreciation (depreciation) for the six months ended June 30, 2018 and 2017 was $22.65 million and $121.54 million, respectively, for the CCT Investment Portfolio and $(1.17) million and $0.39 million, respectively, for the TRS Portfolio. The net change in unrealized appreciation (depreciation) for the years ended December 31, 2017, 2016 and 2015 was $112.54 million, $(1.86) million and $(232.45) million, respectively, for the CCT Investment Portfolio, and $0.39 million, $16.36 million and $(10.30) million, respectively, for the TRS Portfolio. See “Results of Operations—Net Change in Unrealized Appreciation or Depreciation” below for further details relating to the changes.

Since obtaining co-investment exemptive relief from the SEC, CCT has increased its focus on Originated Strategies as a main element of its investment strategy. Through CCT’s Originated Strategies investments CCT is able to participate alongside the KKR’s, and now the Advisor’s, institutional clients and proprietary funds in certain investments. CCT’s total new fundings of Originated Strategies investments, at par, plus future expected fundings related to such investments, totaled approximately $679.01 million and $1.10 billion for the six months ended June 30, 2018 and the year ended December 31, 2017, respectively, representing 33% and 48% of approximately $2.03 billion and $2.28 billion in total originations by KKR in Originated Strategies investments for each respective period.

The following summarizes CCT’s investment activity associated with its investment focus on new originated investments during the six months ended June 30, 2018 and 2017 and the status of originated investments held in the Investment Portfolio as of June 30, 2018 and 2017:

	June 30,
Originated Strategies Activity for the Three Months Ended ($ in thousands)	2018	2017
Number of investments, by issuer	23	14
Total amount of investments, at cost(1)	$649,987	$515,664
Percentage of total investment activity(2)	68.2%	62.9%
Fee income recognized in connection with originated transactions	$3,206	$3,723

Originated Strategies Investments Summary as of ($ in thousands)	June 30, 2018	June 30, 2017
Total investments, at fair value	$3,397,739	$3,374,456
Percentage of total Investment Portfolio, at fair value (2)	83.2%	81.5%
Weighted average annual yield of debt investments (3)(4)	10.9%	10.0%

(1)	The total amount of investments, at cost, includes new issuers during the reporting periods and any follow-on investments from existing issuers.

(2)	Percentage of total investment activity and total Investment Portfolio excludes CCT’s investments in SCJV.

(3)

The weighted average annual yield on debt investments is based on amortized cost as of the end of the applicable period. The weighted average annual yield for CCT’s debt investments is computed as (i) the sum of (a) the annual interest rate of each accruing or partial accruing debt investment multiplied by its par amount as of the end of the applicable reporting period, plus (b) the annual accretion or amortization of the purchase or original issue discount or premium of each accreting or amortizing debt investment, if any; divided by (ii) the total amortized cost of all accruing debt investments included in the calculated group as of the end of the applicable reporting period.

(4)

The weighted average annual yield of originated debt investments is higher than what investors in CCT will realize because it does not reflect expenses of CCT or realized and unrealized gains and losses. Total investment return – net asset value was 5.7% and 4.4%, respectively, for the six months ended June 30, 2018 and 2017. See Note 13. “Financial Highlights” in CCT’s consolidated financial statements for information on how such returns were calculated.

The following summarizes CCT’s investment activity associated with CCT’s investment focus on new originated investments during the years ended December 31, 2017 and 2016 and the status of originated investments held in the CCT Investment Portfolio as of December 31, 2017 and 2016:

	December 31,
Directly Originated Transactions Activity for the Year Ended ($ in thousands)	2017	2016
Number of investments, by issuer	32	20
Total amount of investments, at cost(1)	$1,077,813	$1,126,559
Percentage of total investment activity(2)	68.1%	67.5%
Fee income recognized in connection with directly originated transactions	$10,243	$10,352

Originated Strategies Activity for the Year Ended ($ in thousands)	2017	2016
Number of investments, by issuer	34	29
Total amount of investments, at cost(1)	$1,130,564	$1,211,386
Percentage of total investment activity(2)	71.4%	72.6%

Directly Originated Transactions Summary as of December 31, ($ in thousands)	2017	2016
Total investments, at fair value	$3,051,289	$2,877,710
Percentage of total Investment Portfolio, at fair value(2)	76.9%	71.5%
Weighted average annual yield of debt investments(3)(4)	9.5%	9.9%

Originated Strategies Investments Summary as of December 31, ($ in thousands)	2017	2016
Total investments, at fair value	$3,343,924	$3,558,247
Percentage of total Investment Portfolio, at fair value(2)	84.3%	83.4%
Weighted average annual yield of debt investments(3)(4)	9.7%	9.8%

(1)	The total amount of investments, at cost, includes new issuers during the reporting periods and any follow-on investments from existing issuers.

(2)	Percentage of total investment activity and total Investment Portfolio excludes CCT’s investments in SCJV.

(3)

The weighted average annual yield on debt investments is based on amortized cost as of the end of the applicable period. The weighted average annual yield for CCT’s debt investments is computed as (i) the sum of (a) the annual interest rate of each accruing or partial accruing debt investment multiplied by its par amount as of the end of the applicable reporting period, plus (b) the annual accretion or amortization of the purchase or original issue discount or premium of each accreting or amortizing debt investment, if any; divided by (ii) the total amortized cost of all accruing debt investments included in the calculated group as of the end of the applicable reporting period.

(4)

The weighted average annual yield of originated debt investments is higher than what investors in CCT will realize because it does not reflect expenses of the Company or realized and unrealized gains and losses. Total investment return—net asset value was 6.4% and 9.4%, respectively, for the years ended December 31, 2017 and 2016. See Note 13. “Financial Highlights” in CCT’s consolidated financial statements for information on how such returns were calculated.

The following information presents additional analysis of the CCT Investment Portfolio as of June 30, 2018 and December 31, 2017 and 2016, excluding CCT’s short-term investments. CCT’s investment program is not managed with any specific asset category target goals. The primary investment type concentrations include (i) senior debt securities and (ii) subordinated debt securities.

	Investment Portfolio as of (in thousands)
	June 30, 2018		December 31, 2017		December 31, 2016
Asset Category	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior Debt
First Lien Senior Secured Loans	$1,617,988	$1,568,053	$1,712,750	$1,672,178	$1,641,759	$1,574,100
Second Lien Senior Secured Loans	1,062,531	1,040,408	978,764	943,753	1,131,035	1,074,183
Other Senior Secured Debt	243,503	221,849	148,754	141,302	177,826	134,786

Total Senior Debt	2,924,022	2,830,310	2,840,268	2,757,233	2,950,620	2,756,069
Subordinated Debt	306,969	278,896	393,053	381,677	683,640	642,427
Asset Based Finance	390,250	413,133	372,035	346,507	388,117	344,305
Strategic Credit Opportunities Partners, LLC	294,028	306,736	294,028	300,652	92,400	98,998
Equity/Other	333,493	253,239	258,119	182,340	212,140	183,488

Total	$4,248,762	$4,082,314	$4,157,503	$3,968,409	$4,326,917	$4,025,287

The weighted average yield on debt investments at amortized cost held in CCT’s Investment Portfolio as of June 30, 2018 and December 31, 2017 were as follows:

	June 30, 2018		December 31, 2017
Asset Category	Investment Portfolio at Amortized Cost(1)	Weighted Average Yield	Investment Portfolio at Amortized Cost(1)	Weighted Average Yield
Senior Debt(2)(3)
First Lien Senior Secured Loans	$1,543,306	9.3%	$1,646,602	8.9%
Second Lien Senior Secured Loans	1,062,531	11.1%	972,306	10.3%
Other Senior Secured Debt	208,167	8.6%	119,999	9.4%
Subordinated Debt(2)(3)	292,673	11.4%	378,757	9.8%
Asset Based Finance(2)(3)(4)	165,609	19.2%	69,997	11.8%

(1)	Excludes investments on non-accrual status.

(2)

The weighted average yield on debt investments is based on amortized cost as of the end of the applicable period. The weighted average yield for CCT’s debt investments is computed as (i) the sum of (a) the annual interest rate of each accruing or partial accruing debt investment multiplied by its par amount as of the end of the applicable reporting period, plus (b) the annual accretion or amortization of the purchase or original issue discount or premium of each accreting or amortizing debt investment, if any; divided by (ii) the total amortized cost of all accruing debt investments included in the calculated group as of the end of the applicable reporting period.

(3)

The weighted average annual yield of originated debt investments is higher than what investors in CCT will realize because it does not reflect expenses of CCT or realized and unrealized gains and losses. Total investment return – net asset value was 5.7% and 4.4%, respectively, for the six months ended June 30, 2018 and 2017. See Note 13. “Financial Highlights” in CCT’s consolidated financial statements for information on how such returns were calculated.

(4)	Includes any investments with a stated interest rate.

The following table presents a summary of interest rate and maturity statistics for the debt investments, based on par value, in the CCT Investment Portfolio as of June 30, 2018 and December 31, 2017:

	Investment Portfolio as of
Floating interest rate debt investments:	June 30, 2018	December 31, 2017
Percent of debt portfolio	74.2%	78.4%
Percent of floating rate debt investments with interest rate floors	91.9%	91.9%
Weighted average interest rate floor	1.0%	1.0%
Weighted average coupon spread to base rate(1)	731 bps	719 bps
Weighted average years to maturity	4.8	4.7

Fixed interest rate debt investments:
Percent of debt portfolio	25.8%	21.6%
Weighted average coupon rate (1)	11.3%	9.5%
Weighted average years to maturity	4.6	4.7

(1)	Excludes investments on non-accrual status.

All of CCT’s floating interest rate debt investments have base rate reset frequencies of less than twelve months with the majority resetting at least quarterly. The three-month LIBOR, the most prevalent index employed among CCT’s floating interest rate debt investments, ranged between 1.70% and 2.37%, and 1.00% and 1.30% during the six months ended June 30, 2018 and 2017, respectively, and was 2.34% and 1.69% on

June 30, 2018 and December 31, 2017, respectively. Base rate resets for floating interest rate investments will only result in interest income increases when the reset base interest rate exceeds the associated interest rate floor.

CCT’s weighted average annual yield on debt investments, adjusting for any non-accreting or partial accrual investments, was 10.5% and 9.5% as of June 30, 2018 and December 31, 2017, respectively. The weighted average annual yield on debt investments is higher than what investors in CCT will realize because it does not reflect CCT’s expenses or realized and unrealized gains and losses. Total investment return—net asset value was 5.7% and 4.4%, respectively, for the six months ended June 30, 2018 and 2017. See Note 13. “Financial Highlights” in CCT’s consolidated financial statements.

The following table shows the credit ratings of the investments in the CCT Investment Portfolio as of June 30, 2018 and December 31, 2017, based upon the rating scale of Standard & Poor’s Ratings Services:

	Investment Portfolio as of (in thousands)
	June 30, 2018		December 31, 2017
Standard & Poor’s rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
BB	$—	—%	$66,725	1.7%
BB-	34,663	0.9	30,512	0.8
B+	26,863	0.7	52,336	1.3
B	158,853	3.9	184,924	4.7
B-	167,442	4.1	110,375	2.8
CCC+	423,831	10.4	438,159	11.0
CCC	185,742	4.5	171,561	4.3
CCC-	22,167	0.5	34,370	0.9
CC	—	—	9,114	0.2
D	15,966	0.4	—	—
Not rated	3,046,787	74.6	2,870,333	72.3

Total	$4,082,314	100.0%	$3,968,409	100.0%

The table below presents a summary of CCT’s debt investment positions held in the CCT Investment Portfolio that feature PIK interest provisions for some or all of the portfolio companies’ interest payment obligations for the three months ended June 30, 2018 and March 31, 2018.

PIK Summary as of ($ in thousands)(1)	June 30, 2018	March 31, 2018
Total number of all investments with PIK feature	13	11
Par value of all investments with PIK feature	$396,219	$405,868
Total number of all investments that have active PIK election	13	11
Par value of all investments that have active PIK election	$396,219	$405,868
Percent of debt investment portfolio with active PIK election, at par value	11.1%	11.8%
Number of originated investments with PIK feature and active PIK election	13	11
Par value of originated investments with PIK feature and active PIK election	$396,219	$405,868

(1)	Includes investments on non-accrual status.

	Six Months Ended June 30,
PIK Interest Income Activity (in thousands)	2018	2017
PIK interest income	$9,885	$7,539
PIK interest income as a percentage of interest income and PIK interest income	5.6%	4.4%
PIK interest income as a percentage of total investment income	4.9%	3.9%

PIK Interest Income Activity for the Year Ended (in thousands)	2017	2016	2015
PIK interest income	$18,137	$19,490	$30,402
PIK interest income as a percentage of interest income and PIK interest income	5.2%	5.5%	10.8%
PIK interest income as a percentage of total investment income	4.6%	5.0%	9.8%
Collections of PIK interest(1)	$21,895	$18,932	$853

(1)	Includes both principal payments and proceeds from sales of investments.

As of June 30, 2018, the CCT Investment Portfolio consisted of 132 portfolio companies, diversified across 23 industry classifications, as compared to the CCT Investment Portfolio as of December 31, 2017, which consisted of 113 portfolio companies, diversified across 21 distinct industry classifications. The following table presents a summary of the CCT Investment Portfolio as of June 30, 2018 and December 31, 2017, arranged by industry classifications of the portfolio companies:

	Investment Portfolio as of (in thousands)
	June 30, 2018		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Capital Goods	$599,535	14.7%	$764,598	19.3%
Software & Services	593,469	14.5	453,296	11.4
Diversified Financials	483,851	11.9	398,106	10.0
SCJV	306,736	7.5	300,652	7.6
Retailing	281,546	6.9	267,358	6.7
Consumer Durables & Apparel	246,741	6.0	251,908	6.3
Real Estate	177,947	4.4	199,957	5.0
Health Care Equipment & Services	172,835	4.2	140,339	3.6
Materials	165,456	4.1	215,827	5.5
Transportation	158,328	3.9	125,080	3.2
Automobiles & Components	144,403	3.5	227,742	5.8
Consumer Services	106,867	2.6	79,605	2.0
Food & Staples Retailing	104,783	2.6	53,280	1.3
Household & Personal Products	103,048	2.5	104,334	2.6
Insurance	88,877	2.2	27,628	0.7
Commercial & Professional Services	73,263	1.8	114,560	2.9
Technology Hardware & Equipment	72,159	1.8	54,228	1.4
Energy	66,140	1.6	85,053	2.1
Food, Beverage & Tobacco	46,501	1.1	21,455	0.5
Semiconductors & Semiconductor Equipment	44,167	1.1	20,698	0.5
Pharmaceuticals, Biotechnology & Life Sciences	19,721	0.5	—	—
Banks	15,255	0.4	15,105	0.4
Media	9,578	0.2	47,600	1.2
Telecommunication Services	1,108	—	—	—

Total	$4,082,314	100.0%	$3,968,409	100.0%

Portfolio Asset Quality

In addition to various risk management and monitoring tools, CCT’s former investment advisers used a risk grading system to characterize and monitor the expected level of returns on each investment in CCT’s portfolio. CCT’s former investment advisers used a risk grading scale of A to E. The following is a description of the conditions associated with each risk grade:

Risk Grades	Summary Description
A	Investment is performing as expected and there are no concerns about the portfolio company’s performance or ability to meet covenant requirements.

B	No concern about repayment of both interest and CCT’s cost basis but there may be some concerns about the company’s recent performance or trends in the industry.

C	Expect to fully recover both interest and CCT’s cost basis but covenant headroom is tight and a covenant violation is possible or the company and/or industry are facing headwinds.

D	Concerned about the recoverability of principal or interest or a material covenant has been violated.

E	Investment is in or near default.

The following table shows the distribution of CCT’s Investment Portfolio on the A to E risk grading scale at fair value as of June 30, 2018 and December 31, 2017:

	Investment Portfolio as of (in thousands)
	June 30, 2018		December 31, 2017
Risk Grade	Fair Value	Percentage of Portfolio	Fair Value	Fair Value
A	$1,409,990	34.5%	$1,682,750	42.4%
B	1,532,409	37.5	1,190,791	30.0
C	945,924	23.2	846,518	21.3
D	89,280	2.2	135,683	3.4
E	104,711	2.6	112,667	2.9

Total	$4,082,314	100.0%	$3,968,409	100.0%

Strategic Credit Opportunities Partners, LLC

In May 2016, SCJV was formed pursuant to the terms of a limited liability company agreement between CCT and Conway. Pursuant to the terms of the agreement, CCT and Conway each have 50% voting control of SCJV and together are required to agree on all investment decisions as well as all other significant actions for SCJV. SCJV was formed to invest its capital in a range of investments, including senior secured loans (both first lien and second lien) to middle market companies, broadly syndicated loans, equity, warrants and other investments. CCT, along with Conway, have agreed to provide capital to SCJV of up to $500 million in the aggregate. CCT will provide 87.5% and 12.5%, respectively, of the committed capital. As administrative agent of SCJV, CCT performs certain day-to-day management responsibilities on behalf of SCJV. As of June 30, 2018, CCT and Conway have funded approximately $336.03 million to SCJV, of which $294.03 was from CCT.

Jersey City Funding LLC (“Jersey City Funding”), a wholly-owned subsidiary of SCJV, has a revolving credit facility with Goldman Sachs Bank (as amended, the “GS Credit Facility”), which provides for up to $350 million and $250 million of borrowings as of June 30, 2018 and December 31, 2017, respectively. The GS Credit Facility contains an “accordion” feature that allows Jersey City Funding, under certain circumstances, to increase the size of the facility to a maximum of $400 million. The GS Credit Facility provides loans in U.S. dollars, Canadian dollars, Australian dollars, Euros and Pound Sterling. U.S. dollar loans will bear interest at the rate of LIBOR plus 2.25%. Foreign currency loans will bear interest at the floating rate plus the spread applicable to the specified currency. Jersey City Funding also pays a commitment fee of up to 0.50% on undrawn commitments. The GS Credit Facility matures on September 29, 2021. As of June 30, 2018 and December 31, 2017, total outstanding borrowings under the GS Credit Facility were $221.83 million and $166.02 million, respectively. Borrowings under the GS Credit Facility are secured by substantially all of the assets of Jersey City Funding.

Prior to February 15, 2018, Charlotte Funding LLC (“Charlotte Funding”), a wholly-owned subsidiary of SCJV, had a $165 million credit facility with Bank of America Merrill Lynch (the “BofA Merrill Lynch Credit Facility”). As of December 31, 2017, there were $102.20 million of borrowings outstanding under the BofA Merrill Lynch Credit Facility. On February 15, 2018, Charlotte Funding fully paid down and terminated the BofA Merrill Lynch Credit Facility.

During the three and six months ended June 30, 2018, CCT sold investments with a fair value of $206.85 million and $303.92 million, respectively, to SCJV and recognized a net realized gain of $3.06 million and $2.25 million, respectively, in connection with the transactions. As of June 30, 2018, $120.75 million of these sales to SCJV are included in receivables for investments sold in CCT’s consolidated statements of assets and liabilities.

As of June 30, 2018 and December 31, 2017, SCJV had total investments with a fair value of $636.81 million and $514.04 million, respectively. As of June 30, 2018, SCJV had one holding on non-accrual status representing 8.0% and 7.8% of total investments on an amortized cost basis and fair value basis, respectively. As of December 31, 2017, SCJV had no investments on non-accrual status.

The investment portfolio and SCJV’s portfolio had 13 and 16 debt investment positions and 19 and 18 portfolio companies in common as of June 30, 2018 and December 31, 2017, respectively.

See Note 3. “Investments” in CCT’s consolidated financial statements for more details on SCJV’s portfolio and summary balance sheet information. On August 2, 2018, SCJV declared a quarterly cash distribution payable to CCT of $8.69 million.

Capital Resources and Liquidity

Sources and Uses of Capital

CCT’s capital resources and liquidity are derived primarily from cash flows from operations, including investment sales and repayments and borrowings. CCT’s primary uses of funds include (i) investments in portfolio companies, (ii) distributions to its stockholders, (iii) payment of principal and interest on CCT’s borrowings, and (iv) operating expenses. CCT has used, and expects to continue to use, proceeds from the turnover of the CCT Investment Portfolio, and borrowings under its credit facilities to finance CCT’s investment activities primarily focused on directly originated investments in portfolio companies.

Liquidity

During the six months ended June 30, 2018 and 2017, proceeds from sales of investments and principal payments totaled $847.23 million and $762.91 million, respectively. In addition, distributions reinvested in the company as a percentage of total distributions paid during the six months ended June 30, 2017 was 49.3%, or $61.33 million. As of June 30, 2018, CCT had the following sources of immediate liquidity available:

(in thousands)	Amount
Cash and Foreign Currency	$89,769
Credit Facilities-Effective Borrowing Capacity(1)	263,732

Total	$353,501

(1)	Effective borrowing capacity represents additional amounts that CCT could borrow from CCT’s credit facilities based on collateral in place as of June 30, 2018.

Borrowings

CCT’s outstanding borrowings as of June 30, 2018 and 2017 were as follows:

	As of June 30, 2018						As of December 31, 2017
	Total Aggregate Principal Amount Committed		Principal Amount Outstanding		Carrying Value		Total Aggregate Principal Amount Committed		Principal Amount Outstanding	Carrying Value
Senior Secured Revolving Credit Facility(1)	$958,000	(2)	$735,000	(3)	$735,000		$958,000	(2)	$615,000	$615,000
SMBC Credit Facility(1)	300,000		200,000		200,000		300,000		110,000	110,000
JPM Credit Facility(1)	300,000		240,000		240,000		300,000		240,000	240,000

Total credit facilities	1,558,000		1,175,000		1,175,000		1,558,000		965,000	965,000
2014 Senior Secured Term Loan	383,000		383,000		381,563	(4)	385,000		385,000	382,768	(4)
2022 Notes	245,000		245,000		241,040	(5)	245,000		245,000	240,612	(5)

Total borrowings	$2,186,000		$1,803,000		$1,797,603		$2,188,000		$1,595,000	$1,588,380

(1)	Subject to borrowing base and leverage restrictions.

(2)	Includes an accordion feature that allows CCT under certain circumstances to increase the size of its Senior Secured Revolving Credit Facility to a maximum of $1.34 billion.

(3)	There were no borrowings denominated in Euros or British Pound Sterling as of June 30, 2018.

(4)

Comprised of outstanding principal less the unaccreted original issue discount of $0.37 million and $0.58 million and deferring financing costs of $1.06 million and $1.65 million as of June 30, 2018 and December 31, 2017, respectively.

(5)	Comprised of outstanding principal less deferred financing costs of $3.96 million and $4.39 million as of June 30, 2018 and December 31, 2017, respectively.

For the six months ended June 30, 2018 and 2017, CCT’s total all-in cost of financing, including fees and expenses, was 5.02% and 4.06%, respectively. CCT expects to continue to draw on the revolving credit facilities to finance its acquisition of investment positions in portfolio companies. CCT may further increase its aggregate borrowing capacity in the future beyond the current combined commitment amount of $2.19 billion that is available to it from CCT’s existing financing arrangements. See Note 10. “Borrowings” in CCT’s condensed consolidated financial statements for expanded discussion of these borrowing arrangements.

Total Return Swaps

On June 30, 2017, Halifax Funding LLC (“Halifax Funding”), CCT’s wholly owned, special purpose financing subsidiary, terminated its TRS arrangement with The Bank of Nova Scotia (“BNS”). Upon termination of the TRS, Halifax Funding recognized $5.50 million of net realized losses, including a make-whole fee of $6.40 million, an amount based on a minimum spread amount that would have been earned by BNS over the life the TRS agreements.

Commitments and Contingencies

Unfunded commitments to provide funds to portfolio companies are not recorded in CCT’s condensed consolidated statements of assets and liabilities. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. CCT has sufficient liquidity to fund these commitments. As of June 30, 2018, CCT’s unfunded commitments consisted of the following (in thousands):

Category / Company(1)	Commitment Amount
Unfunded revolvers/delayed draw loan commitments:
A10 Capital, LLC	$14,123
Access CIG, LLC	15
ACG Materials, LLC	6,148
Berner Food & Beverage, LLC	37,597
Eagle Family Foods, Inc.	2,923
Frontline Technologies Holdings, LLC	12,140
GC Agile Holdings Limited	14,638
National Debt Relief LLC	7,163
Nine West Holdings, Inc.	1,281
Patriot Well Solutions LLC	2,167
Revere Superior Holdings, Inc.	11,147
Smile Brands, Inc.	3,589

Total unfunded revolvers/delayed draw loan commitments	$112,931

Unfunded term loans
Savers, Inc.(2)	$68,617
Wheels Up Partners LLC	14,923

Total unfunded term loans	$83,540

Unfunded equity commitments:
KKR BPT Holdings Aggregator, LLC	$5,000
Star Mountain SMB Multi-Manager Credit Platform, LP	13,444
Toorak Capital	34,396

Total unfunded equity commitments	$52,840

(1)	May be commitments to one or more entities affiliated with the named company.
(2)	As of the date of this filing, the unfunded commitments have expired.

As of June 30, 2018, CCT also has an unfunded commitment to provide $143.47 million of capital to SCJV. The capital commitment can be satisfied with contributions of cash and/or investments. The capital commitments cannot be drawn without an affirmative vote by both CCT’s and Conway’s representatives on SCJV’s board of managers.

As of June 30, 2018, CCT’s unfunded debt commitments have a fair value representing unrealized appreciation (depreciation) of $(1.33) million. CCT funds its equity investments as it receives funding notices from its portfolio companies. As of June 30, 2018, CCT’s unfunded equity commitments have a fair value of zero.

In the normal course of business, CCT may enter into guarantees on behalf of portfolio companies. Under such arrangements, CCT would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. CCT had no such guarantees outstanding at June 30, 2018 and December 31, 2017.

Distributions to Stockholders

CCT intends to pay quarterly distributions to its stockholders in the form of cash. Registered stockholders of CCT may elect to reinvest their distributions as additional shares of CCT Common Stock under CCT’s distribution reinvestment plan. Dividends are taxable to CCT’s stockholders even if they are reinvested in additional shares of CCT Common Stock. The following table reflects the cash distributions per share and the total amount of distributions that CCT has declared on its common stock during the three months ended June 30 and March 31, 2018 and the years ended December 31, 2017, 2016 and 2015:

(in thousands, except per share amounts)	Per Share	Amount
June 30, 2018(1)	$0.50	$62,964
March 31, 2018	$0.40	$51,131
December 31, 2017	$1.81	$244,133
December 31, 2016	$1.81	$244,950
December 31, 2015	$1.81	$205,044

(1)	Included a special distribution of $0.10125 per share

CCT has adopted a distribution reinvestment plan that provides for reinvestment of any distributions CCT declares in cash on behalf of CCT stockholders, unless a CCT stockholder elects to receive cash (the“CCT DRP”). Pursuant to the CCT DRP, CCT will reinvest all distributions declared by the CCT Board on behalf of registered stockholders who do not elect to receive their distributions in cash (the “CCT Participants”). As a result, if the CCT Board declares a distribution, then stockholders who have not “opted out” of the CCT DRP will have their distributions automatically reinvested in additional shares of CCT Common Stock as described below.

With respect to each distribution pursuant to the CCT DRP, CCT reserves the right to either issue new shares of its common stock or purchase such shares in the open market. Unless CCT, in its sole discretion, otherwise directs the plan administrator, (a) if the market price per share is equal to or greater than the net asset value per share, then CCT will issue shares of its common stock at the greater of (i) net asset value per share and (ii) 95% of the market price per share; and (b) if the market price per share is less than the net asset value per share, then, in CCT’s sole discretion, (i) shares of CCT common stock will be purchased in open market transactions for the accounts of CCT Participants to the extent practicable, or (ii) CCT will issue shares of its common stock at net asset value per share. Pursuant to the terms of the CCT DRP, the number of shares of CCT Common Stock to be issued to a CCT Participant will be determined by dividing the total dollar amount of the distribution payable to a CCT Participant by the price per share at which CCT issues such shares. However, shares purchased in open market transactions by the plan administrator will be allocated to a CCT Participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of CCT Common Stock purchased in the open market. The plan administrator will establish an account for shares acquired through the CCT DRP for each stockholder who has not elected to receive distributions in cash.

CCT had sufficient taxable income to support 100% of its declared distributions for the six months ended June 30, 2018. CCT does not expect to use equity capital or borrowed funds to pay distributions to stockholders. CCT routinely discloses the sources of funds used to pay distributions to its registered stockholders in periodic reports that accompany (i) quarterly account statements and (ii) quarterly distribution checks that are prepared and sent directly by CCT’s transfer agent to its registered stockholders.

Share Repurchase Program

In February 2018, the CCT Board authorized a share repurchase program. Under the program, CCT may repurchase up to $50 million in the aggregate of its outstanding common stock in the open market at prices below the current net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Exchange Act. On March 15, 2018, CCT entered into a share repurchase plan (as amended, the “CCT Repurchase Plan”). Under the CCT Repurchase Plan, CCT may repurchase up to $50 million in the aggregate of its outstanding common stock in the open market at prices below the current net asset value per share, in accordance with the guidelines specified in Rules 10b5-1 and 10b-18 of the Exchange Act. The timing, manner, price and amount of any share repurchases will be determined by CCT, in its discretion, based upon the evaluation of economic and market conditions, the stock price, applicable legal and regulatory requirements and other factors. On July 20, 2018, CCT completed all repurchases under the CCT Repurchase Plan with the repurchase of 3,010,945 shares for an aggregate purchase price of $50.00 million and an average price per share of $16.61, including commissions paid.

Results of Operations

As of June 30, 2018, the CCT Investment Portfolio had a fair value of $4.08 billion. The majority of CCT’s investments at June 30, 2018 consisted of debt investments. See the section entitled “Portfolio and Investment Activity” above for a discussion of the general terms and characteristics of CCT’s investments, and for information regarding investment activities during the six months ended June 30, 2018 and 2017.

The following is a summary of CCT’s operating results for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2018	2017	2018	2017
Total investment income	$103,764	$100,474	$203,406	$193,322
Total operating expense	54,360	47,362	104,865	87,544

Net investment income before taxes	49,404	53,112	98,541	105,778
Income tax expense (benefit), including excise tax	(22)	198	(375)	321

Net investment income	49,426	52,914	98,916	105,457
Net realized losses	(13,065)	(79,394)	(19,523)	(61,406)
Net change in unrealized appreciation (depreciation)	1,713	63,442	31,584	77,631

Net increase in net assets resulting from operations	$38,074	$36,962	$110,977	$121,682

The following is a summary of CCT’s operating results for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Total investment income	$397,709	$386,468	$311,097
Total operating expense	186,752	173,061	131,443

Net investment income before taxes	210,957	213,407	179,654
Income tax expense, including excise tax	658	3,311	2,966

Net investment income	210,299	210,096	176,688
Net realized gains (losses)	(79,259)	(2,645)	50,657
Net change in unrealized appreciation (depreciation)	43,090	35,664	(265,552)

Net increase (decrease) in net assets resulting from operations	$174,130	$243,115	$(38,207)

Investment income

Investment income consisted of the following for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2018	2017	2018	2017
Interest income	$83,511	$79,016	$168,158	$162,751
Payment-in-kind interest income	5,081	4,049	9,885	7,539

Subtotal	88,592	83,065	178,043	170,290
Fee income	4,179	5,645	4,886	8,250
Dividend and other income	10,993	11,764	20,477	14,782

Total investment income	$103,764	$100,474	$203,406	$193,322

Investment income consisted of the following for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest income	$333,446	$337,850	$250,599
Payment-in-kind interest income	18,137	19,490	30,402

Subtotal	351,583	357,340	281,001
Fee income	17,829	13,582	18,305
Dividend and other income	28,297	15,546	11,791

Total investment income	$397,709	$386,468	$311,097

CCT’s average debt investment balance was $3.50 billion and $3.52 billion for the three and six months ended June 30, 2018 as compared to $3.72 billion and $3.78 billion during the same periods in 2017, respectively, based on par value. In addition to changes in the size of the portfolio of debt investments, variations in interest income are also partly due to nonrecurring recognition of prepayment penalties and unamortized loan fees, discounts and premiums upon the prepayment of debt investments. CCT recorded interest income from these sources in the combined amount of $2.81 million and $16.88 million for the three and six months ended June 30, 2018 and $7.98 million and $14.42 million for the three and six months ended June 30, 2017, respectively. For the three and six months ended June 30, 2018, 5.7% and 5.6% respectively, of CCT’s total interest income including PIK interest income was attributable to PIK interest income as compared to 4.9% and 4.4% for the same period in 2017. The increase in PIK interest income during the six months ended June 30, 2018 is primarily due to the addition of a PIK investment during the second half of 2017. PIK interest income also increased during the six months ended June 30, 2018 due to the return to full accrual status of a PIK investment that had previously been on partial accrual. As of June 30, 2018, CCT’s weighted average annual yield on its accruing debt investments was 10.5% based on amortized cost, as defined above in “Portfolio and Investment Activity.” As of June 30, 2018, approximately 74.2% of CCT’s debt investments had floating rate interest; therefore, changes in interest rates could have a material impact on CCT’s interest income in the future.

Interest income earned on TRS assets during the three and six months ended June 30, 2017 is not included in investment income in the condensed consolidated statements of operations, but rather is recorded as part of (i) realized gains or losses on derivative instruments in connection with quarterly TRS settlement payments and (ii) unrealized appreciation (depreciation) on derivatives for amounts not yet received from the counterparty as of period end.

CCT’s fee income consists of transaction-based fees and is nonrecurring. The decrease in fee income during the three and six months ended June 30, 2018 as compared to the same periods in 2017 was primarily due to non-

recurring break-up fees earned during the three months ended June 30, 2017. Going forward, CCT expects to earn additional structuring services fees on Originated Strategies transactions as a result of its persistent focus on direct lending activities.

The increase in dividend and other income during the six months ended June 30, 2018 as compared to the six months ended June 30, 2017 was primarily due to an increase in the dividends earned on CCT’s investment in SCJV.

Operating expenses

CCT’s operating expenses for the three and six months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2018	2017	2018	2017
Investment advisory fees	$15,563	$20,914	$30,778	$41,685
Interest expense	22,272	15,207	42,086	29,355
Performance-based incentive fees	11,710	4,748	24,083	5,675
Professional services	2,631	1,959	3,893	3,005
Investment adviser expenses	267	1,713	460	2,609
Administrative services	796	770	1,457	1,610
Custodian and accounting fees	443	399	838	836
Offering expense	—	122	—	327
Director fees and expenses	150	168	298	301
Other	528	1,362	972	2,141

Total operating expenses	$54,360	$47,362	$104,865	$87,544

CCT’s operating expenses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Investment advisory fees	$80,676	$82,736	$70,298
Interest expense	65,501	51,519	36,311
Performance-based incentive fees	16,139	24,123	8,733
Professional services	5,592	2,876	2,913
Listing advisory fees	4,800	—	—
Investment adviser expenses	3,491	1,316	1,518
Administrative services	3,378	3,446	2,728
Custodian and accounting fees	1,724	1,569	1,309
Offering expense	402	2,285	4,481
Director fees and expenses	565	495	569
Other	4,484	2,696	2,583

Total operating expenses	$186,752	$173,061	$131,443

Investment advisory fees and performance-based incentive fees—Since the CCT Listing, pursuant to the terms of the CCT Previous Investment Advisory Agreement and the CCT Current Investment Advisory Agreement, CCT’s investment advisory fees are calculated at an annual rate of 1.5% of CCT’s average gross assets. Prior to the CCT Listing, CCT’s investment advisory fees were calculated at an annual rate of 2% of CCT’s average gross assets. The decrease in these fees during the three and six months ended June 30, 2018 was primarily attributable to the decrease in the annual rate of the fees.

The Advisor, as CCT’s investment adviser, and KKR and CNL, as CCT’s former investment advisers, were eligible to receive incentive fees based on CCT’s performance. CCT’s performance-based incentive fee, which is comprised of two parts, consisted of the following for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended March 30,		Six Months Ended June 30,
(in thousands)	2018	2017	2018	2017
Subordinated Incentive fee on income	$11,710	$4,748	$24,083	$5,675
Incentive fee on capital gains	—	—	—	—

Total performance-based incentive fees	$11,710	$4,748	$24,083	$5,675

CCT’s performance-based incentive fee consisted of the following for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Subordinated Incentive fee on income	$16,139	$24,123	$8,733
Incentive fee on capital gains	—	—	—

Total performance-based incentive fees	$16,139	$24,123	$8,733

Prior to the CCT Listing, a subordinated incentive fee on income was payable each calendar quarter if CCT’s pre-incentive fee net investment income exceeded the 1.75% quarterly preference return to CCT’s stockholders (the ratio of pre-incentive fee net investment income divided by average adjusted capital). Pursuant to the CCT Previous Investment Advisory Agreement, average net assets replaced average adjusted capital in the calculation of the subordinated incentive fee on income.

Under the CCT Current Investment Advisory Agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides generally that no incentive fee will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the same period. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of all of CCT’s pre-incentive fee net investment income when CCT’s pre-incentive fee net investment income exceeds the applicable quarterly hurdle rate for such calendar quarter, subject to the catch-up provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of CCT’s pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for the then-current and 11 preceding calendar quarters.

Under CCT’s former investment advisory agreement with CNL, the subordinated incentive fee on income became subject to a total return requirement on January 1, 2017. The terms of the total return requirement under CCT’s former investment advisory agreement with CNL were similar to the CCT Current Investment Advisory Agreement, except the calculation covered the then-current and three preceding calendar quarters and base management fees were added to the calculation of “cumulative net increase in net assets resulting from operations.” The CCT Previous Investment Advisory Agreement contained a total return requirement similar to that in CCT’s former investment advisory agreement with CNL. Additionally, concurrently with the CCT Listing, KKR agreed to certain waivers. Specifically, KKR agreed to irrevocably waive subordinated incentive fees that would otherwise be payable under the CCT Previous Investment Advisory Agreement up to the amount that would cause the total subordinated fees paid in any calendar quarter (or partial calendar quarter for which the subordinated incentive fee is required to be calculated) to not exceed the amount that would be payable if the following revised definitions had applied in such period: (a) “look back period” as defined on or after

December 31, 2017 to be the most recently completed quarter and the 11 preceding calendar quarters and (b) “cumulative net increase in net assets resulting from operations” as defined to remove the addition of management fees paid following the CCT Listing. Neither the total return requirement nor the waivers resulted in a reduction of the amount of incentive fees payable to the advisers for the six months ended June 30, 2018 and 2017.

The annual incentive fees on capital gains recorded for GAAP purposes under the CCT Previous Investment Advisory Agreement is equal to (i) 20% of CCT’s realized and unrealized capital gains on a cumulative basis since inception, net of all realized capital losses and unrealized depreciation on a cumulative basis from inception, less (ii) the aggregate amount of any previously paid incentive fees on capital gains. The calculation of performance-based incentive fees disregards any net realized and unrealized gains associated with the TRS interest spread earned through the termination of the TRS on June 30, 2017. In addition, for financial reporting purposes, in accordance with GAAP, CCT includes unrealized appreciation on the CCT Investment Portfolio and derivative instruments in the calculation of incentive fees on capital gains; however, such amounts are not payable by CCT unless and until the net unrealized appreciation is actually realized. The actual amount of incentive fees on capital gains that are due and payable to the investment adviser is determined at the end of the calendar year.

CCT did not record any incentive fees on capital gains for the six months ended June 30, 2018 and 2017. As of June 30, 2018, CCT had cumulative realized and unrealized losses of $360.16 million in excess of its cumulative realized capital gains since inception. The Former Advisers earned incentive fees on capital gains of $2.32 million during the year ended December 31, 2013, at which time CCT had cumulative net realized capital gains of $11.61 million in excess of its unrealized losses. Due to the cumulative nature of the incentive fee on capital gains, CCT will not owe the investment adviser any incentive fees on capital gains for future years until such time, if any, that CCT’s cumulative realized net capital gains since inception exceed its unrealized losses as of a particular measurement date by more than $11.61 million.

See “—Contractual Obligations —Investment Advisory Agreement,” below for further details about the performance-based incentive fees. See also “Transition of Investment Advisory Services,” above and Note 14. “Subsequent Events” in the condensed consolidated financial statements for more information about CCT’s investment advisory agreement.

Interest expense—The components of interest expense for the three and six months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2018`	2017	2018	2017
Stated interest expense	$20,337	$13,264	$38,081	$25,747
Unused commitment fees	501	816	1,164	1,370
Amortization of deferred financing costs	1,329	1,026	2,634	2,038
Accretion of discount on term loan	105	101	207	200

Total interest expense	$22,272	$15,207	$42,086	$29,355

The components of interest expense for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Stated interest expense	$57,532	$45,126	$30,522
Unused commitment fees	3,049	1,845	2,172
Amortization of deferred financing costs	4,512	4,150	3,233
Accretion of discount on term loan	408	398	384

Total interest expense	$65,501	$51,519	$36,311

The increase in interest expense during the three and six months ended June 30, 2018 was attributable to the increase in CCT’s weighted average debt outstanding to $1.75 billion and $1.69 billion, respectively, as compared to $1.44 billion and $1.47 billion during the three and six months ended June 30, 2017 respectively, as well as the increase in CCT’s all-in cost of financing to 5.11% and 5.02% for the three and six months ended June 30, 2018 respectively, from 4.30% and 4.06% for the three and six months ended June 30, 2017, respectively.

CCT’s performance-based incentive fees and interest expense, among other things, may increase or decrease its overall operating expenses and expense ratios relative to comparative periods depending on portfolio performance, an increase or reduction in borrowed funds and borrowing commitments, and changes in benchmark interest rates, such as LIBOR, among other factors.

All other operating expenses—The increase in professional services expense during the three and six months ended June 30, 2018 is primarily due to legal expenses incurred in connection with the proposed Merger. The decrease in investment adviser expenses for the three and six months ended June 30, 2017 is due to a decrease in reimbursable expenses incurred by KKR related to the restructuring of existing investments and the underwriting and structuring of new transactions. CCT’s offering expenses were capitalized as deferred offering expenses and then subsequently expensed over a 12-month period. As a result of the closing of CCT’s common stock offering in October 2016, all deferred offering expenses were fully expensed as of December 31, 2017. CCT did not record any offering expense during the three and six months ended June 30, 2018, as compared to $0.12 million and $0.33 million for the three and six months ended June 30, 2017, respectively.

During the three and six months ended June 30, 2018 and 2017, the ratio of core operating expenses (excluding investment advisory fees, performance-based incentive fees, interest expense and organization and offering expenses) to average net assets was 0.77% and 0.64%, respectively, as compared to 0.93% and 0.76% during the three and six months ended June 30, 2017, respectively.

Income tax expense, including excise tax

Certain of CCT’s consolidated subsidiaries are subject to U.S. federal and state income taxes and foreign income taxes. Certain of our investments are also subject to foreign tax withholding. For the three and six months ended June 30, 2018 and 2017, CCT recorded a net tax (benefit) expense of approximately $(0.02) million and $(0.31) million, respectively, as compared to $1.73 million and $2.12 million during the three and six months ended June 30, 2017, respectively, for these subsidiaries, of which $3 thousand and $0.06 million, respectively, and $1.53 million and $1.80 million, respectively, represents foreign tax withholding and is recorded net against the related interest income in the condensed consolidated statements of operations.

Net realized gain and losses—Net realized gains and losses for the three and six months ended June 30, 2018 and 2017 were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2018	2017	2018	2017
Net realized gains (losses) on investments	$(23,976)	$(93,153)	$(28,924)	$(77,521)
Net realized gains (losses) on derivative instruments	7,440	11,362	6,888	14,233
Net realized losses on foreign currency transactions	3,471	2,397	2,513	1,882

Net realized gains (losses)	$(13,065)	$(79,394)	$(19,523)	$(61,406)

Net realized gains and losses for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Net realized losses on investments	$(95,222)	$(27,548)	$(29,310)
Net realized gains on derivative instruments	15,247	24,306	83,550
Net realized gains (losses) on foreign currency transactions	716	597	(3,583)

Net realized gains (losses)	$(79,259)	$(2,645)	$50,657

The net realized loss on investments for the three and six months ended June 30, 2018 consisted of a net loss on the disposition of investments of $36.61 million and $39.82 million, respectively, and a net currency gain on those investments of $12.64 million and $10.90 million, respectively, that were denominated in foreign currencies. The realized losses were driven primarily by the realization of unrealized losses previously recorded. The net realized gain on investments for the three and six months ended June 30, 2017 consisted of a net loss on the disposition of investments of $83.60 million and $68.51 million, respectively, and a net currency loss of $9.55 million and $9.01 million, respectively, on those investments that were denominated in foreign currencies.

CCT’s net realized gains (losses) on derivative instruments for the three and six months ended June 30, 2018 and 2017 consisted of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2018	2017	2018	2017
Net realized gains (losses) on:
Cross currency swaps	$(873)	$11,763	$339	$12,046
Foreign currency forward contracts	6,653	(633)	4,477	(78)
Interest rate swaps	1,660	(262)	2,072	(749)
TRS	—	494	—	3,014

	$7,440	$11,362	$6,888	$14,233

CCT’s net realized gains (losses) on derivative instruments for the years ended December 31, 2017, 2016 and 2015 consisted of the following:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Net realized gains (losses) on:
Cross currency swaps	$22,324	$8,328	$541
Foreign currency forward contracts	(12,006)	7,344	70,096
Interest rate swaps	1,915	(3,851)	—
TRS	3,014	12,485	12,913

	$15,247	$24,306	$83,550

CCT uses utilize foreign currency forward contracts and cross currency swaps to economically hedge the impact that changes in foreign exchange rates have on the value of its investments denominated in foreign currencies. CCT records realized gains on these derivative instruments upon periodic settlement dates and upon maturity or termination. Although both types of instruments serve as an economic hedge against changes in foreign exchange rates, the unrealized gains and losses may have differing tax treatments. By hedging its foreign investments with a combination of foreign currency forward contracts and cross currency swaps, CCT expects to reduce potential volatility in its taxable income while maintaining some flexibility to increase or decrease the overall notional balance of its hedges when deemed necessary. The cross currency swaps generate realized gains or losses upon each quarterly settlement payment. The realized gains on foreign currency forward contracts and cross currency swaps help offset realized and unrealized losses in investments denominated in foreign currencies as a result of foreign currency movements, as described further below.

Net change in unrealized appreciation or depreciation

For the three and six months ended June 30, 2018 and 2017, net unrealized appreciation and depreciation consisted of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2018	2017	2018	2017
Net change in unrealized appreciation (depreciation) on:
Investments	$(15,657)	$102,339	$22,646	$121,538
Derivative instruments	18,120	(47,607)	10,417	(51,871)
Foreign currency translation	(519)	(393)	(215)	(725)
Provision for taxes	(231)	9,103	(1,264)	8,689

Net change in unrealized appreciation	$1,713	$63,442	$31,584	$77,631

The net change in unrealized appreciation (depreciation) on investments consisted of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2018	2017	2018	2017
Net change in unrealized appreciation (depreciation) on investments:
Unrealized appreciation	$66,094	$78,932	$108,163	$123,533
Unrealized depreciation	(109,614)	(96,198)	(118,300)	(114,215)
Net unrealized (appreciation) depreciation reversal related to net realized gains or losses(1)	27,863	119,605	32,783	112,220

Total net unrealized appreciation (depreciation)	$(15,657)	$102,339	$22,646	$121,538

(1)	Represents the unrealized appreciation or depreciation recorded on the related asset at the end of prior period.

For the years ended December 31, 2017, 2016 and 2015, net unrealized appreciation and depreciation consisted of the following:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Net change in unrealized appreciation (depreciation) on:
Investments	$112,536	$(1,860)	$(232,449)
Derivative instruments	(70,308)	40,141	(34,881)
Foreign currency translation	(1,026)	(551)	1,778
Provision for taxes	1,888	(2,066)	—

Net change in unrealized depreciation	$43,090	$35,664	$(265,552)

The net change in unrealized appreciation (depreciation) on investments consisted of the following:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Net change in unrealized appreciation (depreciation) on investments:
Unrealized appreciation	$136,570	$133,870	$29,519
Unrealized depreciation	(166,382)	(206,953)	(281,185)
Net unrealized (appreciation) depreciation reversal related to net realized gains or losses(1)	142,348	71,223	19,217

Total net unrealized appreciation (depreciation)	$112,536	$(1,860)	$(232,449)

(1)	Represents the unrealized appreciation or depreciation recorded on the related asset at the end of prior period.

As of June 30, 2018, approximately 7.8% of the CCT Investment Portfolio, measured at fair value, is denominated in foreign currencies. Such investments expose CCT’s portfolio to the risk that the value of the investments will be affected by changes in exchange rates between the currency in which the investments are denominated and the currency in which the investments are made. CCT’s practice is to minimize these risks in certain cases by employing hedging techniques, including using foreign currency forward contracts and cross currency swaps, to reduce exposure to changes in exchange rates when a meaningful amount of capital has been invested in foreign currencies. CCT does not, however, hedge CCT’s currency exposure in all currencies or all investments.

The success of CCT’s hedging transactions will depend on CCT’s ability to correctly predict movements in currencies and interest rates. Therefore, while CCT may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if CCT had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, CCT may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent CCT from achieving the intended hedge and expose CCT to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

CCT does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held; therefore, fluctuations related to foreign exchange rate conversions are included with unrealized appreciation (depreciation) on investments. The following table presents the combined realized and unrealized gains and losses on investments, including the impact of CCT’s hedges. Changes in foreign currency exchange rates could impact CCT’s earnings to the extent that CCT’s investments denominated in foreign currencies are not hedged or the hedges are not effective.

	Three months Ended June 30,		Six months Ended June 30,
(in thousands)	2018	2017	2018	2017
Net realized and unrealized gains (losses) on investments	$(39,633)	$9,186	$(6,278)	$44,017
Net realized and unrealized gains (losses) on foreign currency forward contracts	8,918	(9,978)	6,985	(12,059)
Net realized and unrealized losses on cross currency swaps	16,161	(19,008)	9,170	(22,761)

	$(14,554)	$(19,800)	$9,877	$9,197

	Year Ended December 31,
(in thousands)	2017	2016	2015
Net realized and unrealized gains (losses) on investments	$17,314	$(29,408)	$(261,759)
Net realized and unrealized gains (losses) on foreign currency forward contracts	(17,717)	9,131	31,368
Net realized and unrealized losses on cross currency swaps	(33,777)	26,882	8,484

	$(34,180)	$6,605	$(221,907)

The net realized and unrealized gains on investments during the six months ended June 30, 2018, after applying the net impacts of movements in valuation on the underlying foreign currency forward contracts and cross currency swaps put in place to mitigate currency risk, were generally attributable to an improvement in performance for a few select investments, a tightening of credit spreads and a general improvement in market conditions experienced during the six months ended June 30, 2018. These gains were offset by unrealized losses incurred on certain investments in the retail sector during the three months ended June 30, 2018. The net realized and unrealized gains and losses on investments during the six months ended June 30, 2017, after applying the net impacts of movements in valuation on the underlying foreign currency forward contracts and cross currency swaps put in place to mitigate currency risk, were generally attributable to a tightening of credit spreads and a general improvement in market conditions experienced during the six months ended June 30, 2017. These gains were offset by unrealized losses incurred on our investments in Amtek during the three months ended June 30, 2017.

The net change in unrealized appreciation (depreciation) on derivative instruments consisted of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2018	2017	2018	2017
Net change in unrealized appreciation (depreciation) on TRS:
Unsettled amounts at end of period:
Spread interest income	$—	$—	$—	$—
Realized gain (loss) on TRS assets	—	—	—	—
Receipt of prior period unsettled amounts	—	(3,584)	—	(3,787)
Unrealized appreciation (depreciation) on TRS assets	—	(1,169)	—	390

	—	(4,753)	—	(3,397)

Net change in unrealized appreciation (depreciation) on foreign currency forward contracts:
Unrealized appreciation	3,135	—	2,937	—
Unrealized depreciation	(1,604)	(10,069)	(1,351)	(10,280)
Net unrealized (appreciation) depreciation reversal related to net realized gains or losses upon maturity/termination(1)	734	724	922	(1,701)

	2,265	(9,345)	2,508	(11,981)

Net change in unrealized appreciation (depreciation) on cross currency swaps:
Unrealized appreciation	15,048	746	6,845	251
Unrealized depreciation	—	(31,517)	—	(35,058)
Net unrealized (appreciation) depreciation reversal related to net realized gains or losses upon maturity/termination(1)	1,986	—	1,986	—

	17,034	(30,771)	8,831	(34,807)

Net change in unrealized appreciation (depreciation) on interest rate swaps:
Unrealized appreciation	160	—	1,168	—
Unrealized depreciation	(1,339)	(2,738)	(2,090)	(1,686)

	(1,179)	(2,738)	(922)	(1,686)

Total net change in unrealized (depreciation) appreciation on derivative instruments	$18,120	$(47,607)	$10,417	$(51,871)

(1)	Represents the unrealized appreciation or depreciation recorded at the end of prior period.

	Year Ended December 31,
(in thousands)	2017	2016	2015
Net change in unrealized appreciation (depreciation) on TRS:
Unsettled amounts at end of period:
Spread interest income	$—	$3,346	$3,762
Realized gain (loss) on TRS assets	—	441	(571)
Receipt of prior period unsettled amounts	(3,787)	(3,191)	(3,006)
Unrealized appreciation (depreciation) on TRS assets	390	16,363	(10,302)

	(3,397)	16,959	(10,117)

Net change in unrealized appreciation (depreciation) on foreign currency forward contracts:
Unrealized appreciation	1,194	3,504	2,258
Unrealized depreciation	(3,401)	—	(541)
Net unrealized (appreciation) depreciation reversal related to net realized gains or losses upon maturity/termination(1)	(3,504)	(1,717)	(40,445)

	(5,711)	1,787	(38,728)

Net change in unrealized appreciation (depreciation) on cross currency swaps:
Unrealized appreciation	—	18,554	8,247
Unrealized depreciation	(29,604)	—	(304)
Net unrealized (appreciation) depreciation reversal related to net realized gains or losses upon maturity/termination(1)	(26,497)	—	—

	(56,101)	18,554	7,943

Net change in unrealized appreciation (depreciation) on interest rate swaps:
Unrealized appreciation	633	2,841	6,021
Unrealized depreciation	—	—	—
Net unrealized (appreciation) depreciation reversal related to net realized gains or losses upon maturity/termination	(5,732)	—	—

	(5,099)	2,841	6,021

Total net change in unrealized (depreciation) appreciation on derivative instruments	$(70,308)	$40,141	$(34,881)

(1)	Represents the unrealized appreciation or depreciation recorded at the end of prior period.

The provision for taxes is attributable to investments held in CCT’s wholly-owned subsidiaries that are subject to U.S. federal, state and/or foreign income taxes.

CCT is not aware of any material trends or uncertainties, favorable or unfavorable, that may be reasonably anticipated to have a material impact on either capital resources or the revenues or income to be derived from CCT’s investments, other than those described above, risk factors, if any, identified in Part II, Item 1A of this report, and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of CCT’s Annual Report on Form 10-K for the year ended December 31, 2017.

Net Assets, Net Asset Value per Share, Annual Investment Return and Total Return Since Inception

Net assets decreased $44.19 million and $9.43 million during the six months ended June 30, 2018 and 2017, respectively. CCT’s operations resulted in net assets increasing $110.98 million and $121.68 million during the six months ended June 30, 2018 and 2017, respectively. The change in net assets during the six months ended June 30, 2017 was also partially attributable to increases caused by the reinvestment of distributions in the amount of $61.33 million during the six months ended June 30, 2017. Net assets decreased due to distributions to stockholders in the amount of $114.10 million and $124.33 million and the repurchase of shares of common stock in the amount of $41.07 million and $68.11 million during the six months ended June 30, 2018 and 2017, respectively.

CCT’s net asset value per share was $19.58 and $20.07 on June 30, 2018 and 2017, respectively. After considering (i) the overall changes in net asset value per share, (ii) distributions paid of approximately $0.90 per share during the six months ended each of June 30, 2018 and 2017, respectively, and (iii) the assumed reinvestment of those distributions in accordance with CCT’s distribution reinvestment plan, the total investment return was 5.7% and 4.4% (not annualized) for stockholders who held CCT’s shares over the entire six-month period ended June 30, 2018 and 2017, respectively.

Critical Accounting Policies and Estimates

CCT’s discussion and analysis of its financial condition and results of operations are based upon its condensed consolidated financial statements which have been prepared in accordance with GAAP. The preparation of CCT’s condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. CCT considers the accounting policies listed below to be critical because they involve management judgments and assumptions, require estimates about matters that are inherently uncertain and are important for understanding and evaluating CCT’s reported financial results.

These judgments affect (i) the reported amounts of assets and liabilities, (ii) CCT’s disclosure of contingent assets and liabilities as of the dates of the financial statements and (iii) the reported amounts of revenue and expenses during the reporting periods. With different estimates or assumptions, materially different amounts could be reported in CCT’s financial statements. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially from the amounts reported based on these policies.

Valuation of Investments and Unrealized Gain (Loss)—CCT’s investments consist primarily of investments in senior and subordinated debt of private U.S. companies and are presented in CCT’s condensed consolidated financial statements at fair value. A valuation hierarchy based on the level of independent, objective evidence available regarding value is used to measure the fair value of CCT’s investments. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to CCT’s portfolio investments for which market quotations are not readily available, the CCT Board is responsible for determining in good faith the fair value of CCT’s portfolio investments in accordance with, and the consistent application of, the valuation policy and procedures approved by the CCT Board, based on, among other things, the input of the Adviser, the audit committee and independent third-party valuation firms.

CCT utilizes several valuation techniques that use unobservable inputs and assumptions in determining the fair value of its Level 3 investments. For senior debt, subordinated debt and structured products categorized as Level 3 investments, CCT initially values the investment at its transaction price and subsequently value using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) comparisons to benchmarks, derivatives or indices and/or (iii) valuation models. Valuation models are based on yield analysis and discounted cash flow techniques, where the key inputs are based on relative value analyses and the assignment of risk-adjusted discounted rates derived from the analysis of similar credit investments from similar issuers. These valuation models typically incorporate forward LIBOR (or other) interest rate curves to estimate future cash flows and utilize various techniques to establish a discount rate. In addition, an illiquidity discount is applied where appropriate. The valuation techniques used by CCT for other types of assets and liabilities that are classified as Level 3 investments are described in Note 2 to CCT’s consolidated financial statements. The unobservable inputs and assumptions may differ by asset and in the application of CCT’s valuation methodologies. The reported fair value estimates could vary materially if CCT had chosen to incorporate different unobservable inputs and other assumptions.

CCT and the CCT Board conduct the fair value determination process on a quarterly basis and any other time when a decision regarding the fair value of CCT’s portfolio investments is required. A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of portfolio investments may differ significantly from the values that would have been determined had a readily available market value existed for such investments, and the differences could be material. Further, such investments are generally less liquid than publicly traded securities. If CCT were required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, CCT could realize significantly less than the fair value recorded by us.

The table below presents information on the investments classified as Level 3 as of June 30, 2018 and December 31, 2017:

(in thousands)	June 30, 2018	December 31, 2017
Fair value of investments classified as Level 3	$3,342,503	$3,215,250
Total fair value of investments	$4,082,314	$3,969,097
% of fair value classified as Level 3	81.9%	81.0%
Number of positions classified as Level 3	123	114
Total number of positions	197	171
% of positions classified as Level 3	62.4%	66.7%

The ranges of unobservable inputs used in the fair value measurement of CCT’s Level 3 investments as of June 30, 2018 and December 31, 2017 are described in Note 5. “Fair Value of Financial Instruments” in CCT’s condensed consolidated financial statements, as well as, the directional impact to the valuation from an increase in various unobservable inputs.

As discussed in Note 2. “Significant Accounting Policies” in CCT’s condensed consolidated financial statements, CCT’s independent third party valuation firm provides a valuation range from which valuation recommendations are formulated. If the CCT Board had determined a fair value of CCT’s Level 3 investments that was 2% higher (lower) than the fair value recorded as of June 30, 2018, CCT’s earnings per share would have increased (decreased) by $0.53 and CCT’s net asset value per share would have increased (decreased) by $0.54.

Off-Balance Sheet Arrangements

CCT had no off-balance sheet arrangements as of June 30, 2018.

Contractual Obligations

Investment Advisory Agreement—On April 9, 2018, CCT entered into the CCT Current Investment Advisory Agreement for the overall management of CCT’s investment activities. Pursuant to the CCT Current Investment Advisory Agreement, the Advisor earns a base management fee equal to an annual rate of 1.5% of CCT’s average gross assets (excluding deferred offering expenses, cash and short-term investments), and an incentive fee based on CCT’s performance. The incentive fee was comprised of the following two parts:

(i)

a subordinated incentive fee on pre-incentive fee net investment income, paid quarterly, if earned, computed as the sum of (a) 100% of quarterly pre-incentive fee net investment income in excess of 1.75% of average net assets but less than or equal to 2.1875% of average net assets, and (b) 20% of pre-incentive fee net investment income in excess of 2.1875% of average net assets, and

(ii)

an incentive fee on capital gains paid annually, if earned, equal to (a) 20% of all realized gains on a cumulative basis from inception, net of (1) all realized losses on a cumulative basis, (2) unrealized depreciation at year-end and (3) disregarding any net realized gains associated with the TRS interest spread, which represents the difference between (i) the interest and fees received on total return swaps, and (ii) the financing fees paid to the total return swaps counterparty, less (b) the aggregate amount of any previously paid incentive fee on capital gains.

The subordinated incentive fee on income became subject to a total return requirement, which provides generally that no incentive fee will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the same period. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of all of CCT’s pre-incentive fee net investment income when CCT’s pre-incentive fee net investment income exceeds the applicable quarterly hurdle rate for such calendar quarter, subject to the catch-up provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of CCT’s pre-incentive fee net investment income, base management fees prior to the CCT Listing, realized gains and losses and unrealized appreciation and depreciation for the then-current and 11 preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

As of June 30, 2018, CCT had accrued a subordinated incentive fee on income of $11.71 million. See Note 6. “Related Party Transactions” in CCT’s condensed consolidated financial statements for expanded discussion of the Investment Advisory and Sub-Advisory Agreements.

Unfunded Commitments—Unfunded commitments to provide funds to portfolio companies are not recorded on CCT’s condensed consolidated statements of assets and liabilities. Because these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. CCT intends to use cash flow from scheduled and early principal repayments and proceeds from borrowings and securities offerings to fund these commitments. As of June 30, 2018, CCT’s unfunded investment commitments are as follows:

Category / Company(1)
Unfunded revolvers/delayed draw loan commitments:
A10 Capital, LLC	$14,123
Access CIG, LLC	15
ACG Material, LLC	6,148
Berner Food & Beverage, LLC	37,597
Eagle Family Foods, Inc.	2,923
Frontline Technologies Holdings, LLC	12,140
GC Agile Holdings Limited	14,638
National Debt Relief LLC	7,163
Nine West Holdings, Inc.	1,281
Patriot Well Solutions LLC	2,167
Revere Superior Holdings, Inc.	11,147
Smile Brands, Inc.	3,589

Total unfunded revolvers/delayed draw loan commitments	$112,931

Unfunded term loans
Savers, Inc.(2)	$68,617
Wheels Up Partners LLC	14,923

Total unfunded term loans	$83,540

Unfunded equity commitments:
KKR BPT Holdings Aggregator, LLC	$5,000
Star Mountain SMB Multi-Manager Credit Platform, LP	13,444
Toorak Capital	34,396

Total unfunded equity commitments	$52,840

(1)	May be commitments to one or more entities affiliated with the named company.
(2)	As of the date of this filing, the unfunded commitments have expired.

CCT also has a commitment to provide up to $143.47 million of capital to SCJV. The capital commitment to SCJV can be satisfied with contributions of either cash or assets, and no capital commitment can be drawn without an affirmative vote by one of CCT’s representatives on SCJV’s board of managers.

CCT estimates it has sufficient liquidity in the form of cash on hand, borrowing capacity under its revolving credit facilities and scheduled and early principal repayments to fund such unfunded commitments when the need arises.

Borrowings—As discussed above under “Capital Resources and Liquidity—Borrowings,” CCT, either directly or through CCT’s wholly owned subsidiaries, has borrowing agreements with several lenders in connection with its revolving credit facilities and the 2014 Senior Secured Term Loan. As of June 30, 2018, the credit facilities provided for $263.73 million of undrawn borrowing capacity. (See—“Capital Resources and Liquidity—Borrowings” above and Note 10. “Borrowings” in CCT’s consolidated financial statements for expanded discussion of CCT’s borrowings.)

A summary of CCT’s significant contractual payment obligations for the repayment of outstanding borrowings and interest expense and other fees related to CCT’s borrowings as of June 30, 2018 is as follows:

(in thousands)	Total	< 1 year	1-3 years	3-5 years	After 5 years
Senior Secured Revolving Credit Facility	$735,000	$—	$735,000	$—	$—
SMBC Credit Facility	200,000	—	—	200,000	—
JPM Credit Facility	240,000	—	240,000	—	—
2014 Senior Secured Term Loan	383,000	383,000	—	—	—
2022 Notes	245,000	—	—	245,000	—
Interest and Credit Facilities Fees Payable(1)	222,938	85,779	121,066	16,093	—

Total	$2,025,938	$468,779	$1,096,066	$461,093	$—

(1)	Estimated interest payments have been calculated based on interest rates of CCT’s borrowings as of June 30, 2018.

Related Party Transactions

CCT has entered into agreements with its investment adviser and certain of their affiliates, whereby CCT agrees to pay certain fees to, or reimburse certain expenses of, its Advisers and their affiliates for investment and advisory services and reimbursement of administrative and operating fees and costs. See Note 6. “Related Party Transactions” and Note 14. “Subsequent Events” in CCT’s condensed consolidated financial statements for the six months ended June 30, 2018 and Part III—Item 13. “Certain Relationships and Related Transactions, and Director Independence” in CCT’s Form 10-K for the year ended December 31, 2017 for a discussion of the various related party transactions, agreements and fees.

Recently Issued Accounting Standards

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606), the amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project. Additionally, in February 2017, the FASB issued ASU No. 2017-05, Other Income—Gains and Losses from the Derecognition of Nonfinancial Assets (subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, an update clarifying that a financial asset is within the scope of Subtopic 610-20 if it is deemed an “in-substance non-financial asset.” CCT has evaluated the impact of ASU No. 2014-09, and does not expect it to have a material impact on CCT’s statement of operations.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The ASU further clarifies how the predominance principle should be applied to cash receipts and payments relating to more than one class of cash flows. The ASU is effective for annual reporting periods, and interim periods within those annual periods, beginning after December 15, 2017. The ASU is to be applied retrospectively for each period presented. CCT does not expect this ASU to have a material impact on CCT’s consolidated statement of cash flows.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash,” which modifies the presentation of the statement of cash flows and requires reconciliation to the overall change in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. As a result, the statement of cash flows will no longer present transfers between cash and cash equivalents and restricted cash and restricted cash equivalents. The ASU is effective for annual reporting periods, and interim periods within those annual periods, beginning after December 15, 2017, with early adoption permitted. The ASU is to be applied retrospectively for each period presented. CCT adopted this ASU on December 31, 2016 and the adoption has not materially impacted the presentation of CCT’s consolidated statement of cash flows.

Quantitative and Qualitative Disclosures about Market Risk

Interest Rate Risk

CCT is subject to financial market risks, in particular changes in interest rates. Future changes in interest rates will likely have effects on the interest income CCT earns on its portfolio investments, the fair value of CCT’s fixed income investments, the interest rates and interest expense associated with the money CCT borrows and the fair value of loan balances.

Subject to the requirements of the 1940 Act, CCT may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. Although hedging activities may insulate CCT against adverse changes in interest rates, they may also limit CCT’s ability to participate in the benefits of lower interest rates. As of June 30, 2018, CCT has three pay-fixed, receive-floating interest rate swaps which CCT pays an annual fixed rate of 0.84% to 2.77% and receives three-month LIBOR on an aggregate notional amount of $400 million. The interest rate swaps have quarterly settlement payments.

As of June 30, 2018, approximately 74.2% of CCT’s portfolio of debt investments, or approximately $2.64 billion measured at par value, featured floating or variable interest rates. The variable interest rate debt investments usually provide for interest payments based on three-month LIBOR (the base rate) and typically have durations of three months after which the base rates are reset to then prevailing three-month LIBOR. As of June 30 , 2018, approximately 91.9% of CCT’s portfolio of variable interest rate debt investments, or approximately $2.43 billion measured at par value, featured minimum base rates, or base rate floors, and the weighted average base rate floor for such investments was 1.0%. Variable interest rate investments that feature a base rate floor generally reset to the then prevailing three-month LIBOR only if the reset base rate exceeds the base rate floor on the applicable interest rate reset date, in which cases, CCT may benefit through an increase in interest income from such interest rate adjustments. As of June 30, 2018, approximately 8.1% of CCT’s portfolio of variable interest rate debt investments, or approximately $212.64 million measured at par value, featured variable interest rates without any minimum base rates. In the case of these “no base rate floor” variable interest debt investments held in CCT’s portfolio, CCT may benefit from increases in the base rates that may subsequently result in an increase in interest income from such interest rate adjustments.

Because CCT borrows money to make investments, CCT’s net investment income is partially dependent upon the difference between the interest rates at which CCT invests borrowed funds and the interest rates at which CCT borrows funds. In periods of rising interest rates, if CCT has borrowed capital with floating interest rates, CCT’s interest expense will increase, which will increase CCT’s financing costs and may reduce its net investment income, especially to the extent CCT continues to acquire and hold fixed-rate debt investments. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on CCT’s net investment income.

Pursuant to the terms of CCT’s credit facilities and 2014 Senior Secured Term Loan, as discussed above (see “Capital Resources and Liquidity – Borrowings”), the majority of CCT’s borrowings as of June 30, 2018 provide for floating base rates based on short-term LIBOR. Therefore, if CCT were to completely draw down the unused commitments in each of its credit facilities, CCT expect that its weighted average direct interest rate would decrease by approximately six basis points, as compared to its current weighted average direct interest cost for borrowed funds. CCT expects that any further expansion of CCT’s current revolving credit facilities, or any future credit facilities that CCT or any subsidiary may enter into, will also be based on a floating base rate. As a result, CCT is subject to continuous risks relating to changes in market interest rates.

Based on CCT’s June 30, 2018 balance sheet, the following table shows the annual impact of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in CCT’s investment and borrowing structure:

	As of June 30, 2018 (in millions)
Basis Point Change	Interest Income	Interest Expense	Net Investment Income (1)	Interest Rate Swap(2)
Down 50 basis points	$(0.729)	$(7.790)	$7.061	$(2.000)
Up 50 basis points	$10.976	$7.790	$3.186	$2.000
Up 100 basis points	$21.953	$15.580	$6.373	$4.000
Up 150 basis points	$32.929	$23.370	$9.559	$6.000
Up 200 basis points	$43.905	$31.160	$12.745	$8.000

(1)

Excludes the impact of performance-based incentive fees. See Note 6. “Related Party Transactions” in CCT’s condensed consolidated financial statements for more information on the performance-based incentive fees.

(2)

Excludes the impact of quarterly fixed rate payments on interest rate swaps. See Note 4. “Derivative Instruments” in CCT’s condensed consolidated financial statements for more information on CCT’s open interest rate swaps as of the end of the reporting period.

The interest rate sensitivity analysis presented above does not consider the potential impact of the changes in fair value of CCT’s debt investments and the net asset value of CCT Common Stock in the event of sudden increases in interest rates associated with high yield corporate bonds. Approximately 25.8% of CCT’s debt investment portfolio was invested in fixed interest rate, high yield corporate debt investments as of June 30, 2018. Rising market interest rates will most likely lead to fair value declines for high yield corporate bonds and a decline in the net asset value of CCT Common Stock, while declining market interest rates will most likely lead to an increase in bond values.

As of June 30, 2018, approximately 30.8% of CCT’s fixed interest rate debt investments, or approximately $236.25 million measured at fair value, had prices that are generally available from third party pricing services. CCT considers these debt investments to be one of the more liquid subsets of the CCT Investment Portfolio since these types of assets are generally broadly syndicated and owned by a wide group of institutional investors, business development companies, mutual funds and other investment funds. Additionally, this group of assets is susceptible to revaluation, or changes in bid-ask values, in response to sudden changes in expected rates of return associated with these investments. CCT has other fixed interest rate investments in the less liquid subset of the CCT Investment Portfolio that are not included in this analysis.

CCT has computed a duration of approximately 4.4 for this liquid/fixed subset of its total portfolio. This implies that a sudden increase in the market’s expected rate of return of 100 basis points for this subset of the CCT Investment Portfolio may result in a reduction in fair value of approximately 4.4%, all other financial and market factors assuming to remain unchanged. A 4.4% decrease in the valuation of this CCT Investment Portfolio subset equates to a decrease of $10.40 million, or a 0.4% decline in net assets relative to $19.58 net asset value per share as of June 30, 2018.

Foreign Currency Risk

From time to time, CCT may make investments that are denominated in a foreign currency that are subject to the effects of exchange rate movements between the foreign currency of each such investment and the U.S. dollar, which may affect future fair values and cash flows, as well as, amounts translated into U.S. dollars for inclusion in CCT’s condensed consolidated financial statements.

The table below presents the effect that a 10% immediate, unfavorable change in the foreign currency exchange rates (i.e. strengthening of the U.S. dollar) would have on the fair value of investments in the CCT Investment Portfolio denominated in foreign currencies as of June 30, 2018, by foreign currency, all other valuation assumptions remaining constant. In addition, the table below presents the par value of CCT’s investments denominated in foreign currencies and the notional amount of foreign currency forward contracts in local currency in place as of June 30, 2018, to hedge against foreign currency risks.

	Investments Denominated in Foreign Currencies					Hedges
	As of June 30, 2018				Reduction in Fair Value as of June 30, 2018 if 10% Adverse Change in Exchange Rate(2)	As of June 30, 2018
(in thousands)	Par Value/ Cost in Local Currency(1)		Par Value/ Cost in US$(1)	Fair Value		Net Foreign Currency Hedge Amount in Local Currency		Net Foreign Currency Hedge Amount in U.S. Dollars
Euros		€342,298	$406,492	$301,600	$30,160		€310,236	$342,541
Canadian Dollar	C$	—	—	—	—	C$	12,813	11,802
British Pound Sterling		£6,231	9,238	9,497	950		£49,182	65,449
Australian Dollar	A$	10,399	7,945	1,903	190	A$	2,572	1,973
Swedish Kronor	SEK	97,249	15,145	5,001	500	SEK	—	—

Total			$438,820	$318,001	$31,800			$421,765

(1)	Amount represents the par value of debt investments and cost of equity investments denominated in foreign currencies.

(2)	Excludes effect, if any, of any foreign currency hedges.

As illustrated in the table above, CCT uses derivative instruments from time to time, including foreign currency forward contracts and cross currency swaps, to manage the impact of fluctuations in foreign currency exchange rates. In addition, CCT has the ability to borrow in foreign currencies under its Senior Secured Revolving Credit Facility, which provides a natural hedge with regard to changes in exchange rates between the foreign currencies and U.S. dollar and reduces CCT’s exposure to foreign exchange rate differences. CCT is typically a net receiver of these foreign currencies as related for its international investment positions, and, as a result, CCT investments denominated in foreign currencies, to the extent not hedged, benefit from a weaker U.S. dollar and are adversely affected by a stronger U.S. dollar.

As of June 30, 2018, the net contractual amount of CCT’s foreign currency forward contracts and cross currency swaps totaled $421.77 million, all of which related to hedging of CCT’s foreign currency denominated debt investments. As of June 30, 2018, CCT did not have any outstanding borrowings denominated in foreign currencies on its Senior Secured Revolving Credit Facility.

During the three and six months ended June 30, 2018, CCT foreign currency transactions and foreign currency translation adjustment recorded in its condensed consolidated statements of operations resulted in net realized and unrealized gains of $2.95 million and $2.30 million, respectively. CCT’s foreign currency forward contracts and cross currency swaps, employed for hedging purposes, generated net realized and unrealized gains of $25.08 million and $16.16 million during the three and six months ended June 30, 2018, respectively. CCT does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held; therefore, the fluctuations related to foreign exchange rate conversion are included with the net realized gain (loss) and unrealized appreciation (depreciation) on investments. See “Results of Operations—Net Change in Unrealized Appreciation or Depreciation” for additional information on the foreign currency exchange changes.

SENIOR SECURITIES OF CORPORATE CAPITAL TRUST, INC.

Information about CCT’s senior securities, which includes both borrowings under its credit facilities and the TRS amount that CCT regards as senior securities, shown in the following table as of December 31, 2017, 2016, 2015, 2014, 2013, 2012 and 2011 is from CCT’s consolidated financial statements for the fiscal years ended December 31, 2017, 2016, 2015, 2014, 2013, 2012 and 2011, which have been audited by an independent registered public accounting firm for those periods. Information about CCT’s senior securities, which includes both borrowings under its credit facilities and the TRS amount that CCT regards as senior securities, shown in the following table as of June 30, 2018 is from CCT’s unaudited consolidated financial statements for the six months ended June 30, 2018. This information about CCT’s senior securities should be read in conjunction with CCT’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Corporate Capital Trust, Inc.” for more information.

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Fiscal 2018 (as of June 30, 2018, unaudited)	$1,803,000	2.35	—	N/A
Fiscal 2017	$1,595,000	2.56	—	N/A
Fiscal 2016	$1,795,143	2.54	—	N/A
Fiscal 2015	$1,604,918	2.61	—	N/A
Fiscal 2014	$944,719	3.27	—	N/A
Fiscal 2013	$729,800	2.96	—	N/A
Fiscal 2012	$235,658	3.59	—	N/A
Fiscal 2011	$25,340	3.57	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented, including deemed senior securities from the TRS arrangement.

(2)

Asset coverage per unit is the ratio of the carrying value of CCT’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, in relation to the aggregate amount of senior securities representing indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on a stock exchange.

PORTFOLIO COMPANIES OF CORPORATE CAPITAL TRUST, INC.

The following table sets forth certain information as of June 30, 2018 with respect to each company in which CCT had a debt or equity/other investment. Other than these investments, CCT’s only relationships with its portfolio companies are the managerial assistance it may separately provide to its portfolio companies, which services would be ancillary to CCT’s investments and the board observer or participation rights it may receive. In general, under the 1940 Act, CCT would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

For information relating to the value of CCT’s investments in its portfolio companies and information related to portfolio companies CCT is deemed to “control” or be an “affiliated person” of under the 1940 Act, see CCT’s audited consolidated schedule of investments as of June 30, 2018, beginning at page F-131. Dollar amounts in the table below and the related notes are presented in thousands.

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands) *

First Lien Senior Secured Loan

A10 Capital LLC 800 West Main Street Suite 1100 Boise, ID 83702	A10 provides non-recourse permanent loans and bridge loans for middle-market commercial real estate nationwide.	$29,836	(1)

Abaco Systems, Inc. 12090 South Memorial Parkway Huntsville, AL 35803	Abaco Systems is a global leader in open architecture rugged embedded systems.	60,384

ABB CONCISE Optical Group, LLC 12301 NW 39th Street Coral Springs, FL 33065	The nation’s leading distributor of optical products, including contact lenses, frames, sunglasses, accessories and contact lens solutions.	13,151

Accuride Corp. 7140 Office Circle Evansville, IN 47715	Produces steel wheels and aluminum wheels in North America.	17,893

ACG Materials 1550 Double Drive Norman, OK 73069	ACG Materials mines and produces rocks and minerals for construction, manufacturing and agricultural applications.	19,027	(2)

Acosta Holdco, Inc. 6600 Corporate Center Parkway Jacksonville, FL 32216	Acosta is a national sales and marketing company that serves as the outsourced sales arm for major consumer-packaged goods companies.	17,572

Advantage Sales & Marketing, Inc. 18100 Von Karman Ave Suite 1000 Irvine, CA 92612	Advantage Sales & Marketing Inc. (ASM) provides marketing services. The Company offers integrated sales services, business process outsourcing, retail services, brand and space management, and marketing services. ASM serves customers in the United States.	6,144

Agro Merchants Global, LP 1150 Sanctuary Parkway Suite 125 Alpharetta, GA 30009	AGRO provides cold storage warehousing for produce providers and retailers and also offers services such as repacking, inspection, blast freezing, and trucking.	696

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loan

Aleris International, Inc. 25825 Science Park Drive Suite 400 Cleveland, OH 44122	Aleris is a global leader is Aerospace, Auto and Continuous cast aluminum rolled products	$3,391

Alion Science & Technology Corp. 1750 Tysons BLVD Suite 1300 McLean, VA 22102	Alion is a leading provider of engineering solutions and operational support to the Federal Government for national defense, intelligence, homeland security and other government programs.	2,715

AltEn, LLC 5225 Renner Road Shawnee, Kansas	Closed loop biofuel-based ethanol refinery.	29,836

AM General, LLC 105 N. Niles Ave P.O. Box 7025 South Bend, IN 46634	AM General designs, engineers, manufactures and supports specialized vehicles for commercial and military customers.	82,513

American Tire Distributors Inc. 12200 Herbert Wayne Court Suite 150 Huntersville, NC 28078	American Tire Distributors, Inc. distributes replacement tires in the United States.	6,033

Amtek Global Technology Pte, Ltd. 141 Cecil Street #02-03 Tung Ann Association Building Singapore, 069541	Integrated automotive component manufacturer with a strong global presence.	60,473

Apex Group Limited 1650 Borel Place #100 San Mateo, CA 94402	Apex Group is an independent fund administrator. Apex Group provides back and middle office functions for alternative asset funds.	13,967	(3)

Bay Club, Co. 1 Lombard Street San Francisco, CA 94111	Membership-based hospitality company with clubs that offer gyms, golf, tennis, squash, swimming, children’s camps, child care, and social events.	5,491

Berner Food & Beverage, LLC 2034 East Factory Road Dakota, IL 61018	A leading producer of ready-to-drink coffee, cheese dips, salsa and other dairy-related items.	55,868	(4)

Blackhawk Mining LLC 3228 Summit Square Place Suite 180 Lexington, KY 40509	A coal mining company.	3,423

Charlotte Russe, Inc. 4645 Morena Boulevard San Diego, CA	Retailer offering an assortment of on-trend fashion apparel, shoes, and accessories.	9,476

Commercial Barge Line Co. 1701 E. Market St. Jeffersonville, IN 47130	One of America’s largest liquid cargo and dry cargo barge lines with a fleet of approximately 4,200 barges, powered by 175 towboats.	4,188

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loan

CTI Foods Holding Co., LLC P.O. Box 700 Caldwell, ID 83606	Produces custom food products for the foodservice industry.	$3,594

Distribution International, Inc. 9000 Railwood Drive Houston, TX 77078	Distributes thermal and acoustical insulation and related supplies for maintenance and repair operations in the United States.	23,747

Eagle Family Foods Inc. 4020 Kinross Lakes Parkway Richfield, OH 44286	Eagle Family Foods Group LLC is an American producer of food and beverage products.	25,570	(5)

Frontline Technologies Group, LLC 1400 Atwater Dr Malvern, PA 19355	Provides cloud based human capital management software applications for K-12.	60,488	(6)

Greystone & Co, Inc. 152 West 57th St. 60th Floor New York, NY	Originator and servicer of multifamily commercial real estate loans.	37,451

Hunt Mortgage 230 Park Avenue 19th Floor New York, NY 10169	A top 10 non-bank originator of commercial and multifamily mortgages across all 50 states.	59,855

Integro Ltd/United States 1 State Street Plaza 9th Floor New York, NY 10004	Integro Ltd. Is an insurance brokerage and specialty risk management company.	25,672

JAKKS Pacific, Inc. 2651 28th Street Santa Monica, CA 90405	JAKKS Pacific, Inc. develops, produces, and markets consumer products worldwide.	2,525

JHT Holdings, Inc. 10801 Corporate Drive Pleasant Prairie, WI 53158	Provides transportation services related to the delivery of heavy commercial trucks in the US, Canada and Mexico.	27,434

Jo-Ann Stores, Inc. 5555 Darrow Rd Hudson, OH 44236	Jo-Ann Stores is the nation’s largest specialty retailer of fabrics and one of the largest specialty retailers of crafts.	16,011

Koosharem, LLC 3820 State Street Santa Barbara, CA 93105	Provider of diversified staffing solutions in the United States.	2,871

Matchesfashion, Ltd. (GBR) 32 London Bridge Street London, SE1 9SG United Kingdom	A global omni-channel luxury fashion retailer offering 450+ high-end brands.	11,817

Murray Energy Corp 46226 National Road Suite 300 Saint Clairsville, OH 43950	Murray Energy Corporation produces and distributes coal.	9,848

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loan

National Debt Relief, LLC 11 Broadway 16th Floor New York, NY 10004	Provides debt settlement services.	$29,613	(7)

NBG Home 12303 Technology Boulevard Suite 950 Austin, TX 78727	A designer, manufacturer and distributor of products for the home décor market.	25,057

NCI, Inc. 11730 Plaza America Drive Reston, VA 20190	Provides enterprise systems management, information assurance, information assurance policies, and process development and validation solutions.	82,966

Nine West Holdings 1129 Westchester Avenue White Plains, NY	Designs, develops, and markets women’s footwear and accessories including women’s handbags.	16,671	(8)

Onvoy, LLC 10300 6th Avenue North Plymouth, MN 55441	Offers network-based voice and messaging services to wireless, cable, carrier, and communication service providers.	1,106

Pacific Union Financial, LLC 8900 Freeport Pkwy. Suite 150 Irving, TX 75063	Provides full-service residential mortgage banking and loan servicing activities throughout the United States.	71,483

PAE Holding Corp. 1320 North Courthouse Road Suite 800 Arlington, VA 22201	Provides mission-critical services to the U.S. government operating in different segments.	3,197

Patriot Well Solutions LLC 475 17th Street Suite 1020 Denver, CO 80202	Patriot Well Solutions LLC provides completion services and solutions to the oil and gas industry.	4,260	(9)

Payless, Inc. 3231 Southeast 6th Avenue Topeka, KS 66607	The Company sells office and sports shoes, sandals, and slippers.	7,255

Petroplex Acidizing, Inc. P.O. Box 60365 Midland, TX 79711	Provides acidizing and chemical treatment services for oil, gas, and injection wells in the Permian Basin.	36,501

Qdoba Restaurant Corp. 4865 Ward Road Suite 500 Wheat Ridge, CO 80033	The Company offers canned, frozen fruits, fruit juice and vegetable and non-vegetable food items.	12,711

Raley’s 500 West Capitol Ave. West Sacramento, CA 95605	Owns and operates a chain of supermarkets in California and Nevada.	10,754

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loan

Revere Superior Holdings, Inc. 401 Congress Avenue Suite 3100 Austin, TX 78701	Provides mission critical SaaS to over 6,500 customers, mainly in the staffing agency space.	$84,217	(10)

Savers, Inc. 11400 S.E. 6th Street Bellevue, WA 98004	Operates a chain of retail thrift stores.	10,731	(11)

Sequa Corp. 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.	19,669

SIRVA Worldwide, Inc. One Parkview Plaza Oakbrook Terrace, IL 60181	Global leader in moving and relocation services.	20,513

SMART Global Holdings Inc. 79870 Eureka Drive Newark, CA 94560	Smart Modular Technologies is a designer and manufacturer of memory solutions offering DRAM modules as well as mobile memory for a variety of applications globally.	43,720

Smile Brands Group, Inc. 8105 Irvine Center Drive Suite 1500 Irvine, California 92618	Provides support services to general and multi-specialty dental groups.	11,839	(12)

Sutherland Global Services Inc. 1160 Pittsford-Victor Road Pittsford, NY 14534	Sutherland is a leading provider of technology enabled business process outsourcing services.	7,535

Sweet Harvest Foods Management Co 515 Cannon Industrial Boulevard Cannon Falls, MN 55009-1177	Produces and sells honey.	26,770

Team Health, Inc. 265 Brookview Centre Way Suite 400 Knoxville, TN 37919	Provides outsourced healthcare professional staffing and administrative services to hospitals and other healthcare providers in the United States.	12,270

ThreeSixty Group 1 Venture Suite 110 Irvine, CA 92618	Designs, sources, and distributes consumer products to retailers in the United States.	101,281

Utility One Source, LP 7701 Independence Avenue Kansas City, MO 64125	Renter, manufacturer and servicer of specialty equipment used in industries such as utility, forestry, rail, construction, oil & gas.	9,581

Vee Pak, Inc. 6710 River Road Hodgkins, IL 60525	A contract manufacturer, develops and distributes personal care and OTC drug products for health and beauty industries.	39,050

Virgin Pulse Inc 492 Old Connecticut Path Suite 601 Framingham, MA 01701	Virgin Pulse Inc. designs and develops technology to promote good lifestyle habits for employees.	58,336

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

First Lien Senior Secured Loan

Wheels Up Partners, LLC 220 West 42nd Street 16th Floor New York, NY 10036	Offers private aviation services on light, mid, and super mid-sized jets, as well as membership opportunities to clients looking for travel management solutions.	$88,445	(13)

WireCo WorldGroup, Inc. 2400 West 75th Street Prairie Village Kansas City, MO 66208	Manufacturer of steel and synthetic rope, specialty wire, electromechanical cable, and other engineered products.	2,636

Z Gallerie LLC. 1855 West 139th Street Gardena, CA 90249	Operates stores that sell furniture, art, decor, tableware, bedding, and gifts in the United States.	31,041

Second Lien Senior Secured Loan

Abaco Systems, Inc. 12090 South Memorial Parkway Huntsville, AL 35803	Abaco Systems is a global leader in open architecture rugged embedded systems.	62,482

Access CIG, LLC 6818 A Patterson Pass Road Livermore, CA 94550	Provides records and information management services.	278	(14)

Advantage Sales & Marketing Inc. 18100 Von Karman Ave Suite 1000 Irvine, CA 92612	Advantage Sales & Marketing Inc. (ASM) offers integrated sales services, business process outsourcing, retail services, brand and space management and marketing services. ASM serves customers in the United States.	682

Agro Merchants Global LP (CYM) 1150 Sanctuary Parkway Suite 125 Alpharetta, GA 30009	AGRO provides cold storage warehousing for produce providers and retailers and also offers services such as repacking, inspection, blast freezing, and trucking.	14,644

Albany Molecular Research, Inc. 26 Corporate Circle Albany, NY 12203	A contract research and manufacturing company, provides integrated drug discovery, development, and manufacturing services primarily in the United States, Europe, and Asia.	8,319

Amtek Global Technology Pte. Ltd 141 Cecil Street #02-03 Tung Ann Association Building Singapore, 069541	Integrated automotive component manufacturer with a strong global presence.	40,315

Belk, Inc 2801 West Tyvola Road Charlotte, NC 28217	The 7th largest department store operator in the US, with 297 stores across 16 southeastern states.	98,115

CommerceHub Inc. 201 Fuller Road ZEN Building, 6th Floor Albany, NY 12203	CommerceHub is a provider of hosted integration, drop ship fulfillment, and product content management for multi-channel e-commerce merchants.	67,213

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Second Lien Senior Secured Loan

CTI Foods Holding Co LLC P.O. Box 700 Caldwell, ID 83606	Produces custom food products for the foodservice industry.	$23,059

Culligan International Co. 9399 West Higgins Rd STE 1100 Rosemont, IL 60018 USA	Engages in the manufacture and distribution of water filtration and treatment systems for residential, office, commercial, and industrial applications.	65,338

Direct ChassisLink, Inc. 3525 Whitehall Park Dr Charlotte, NC 28273	The Company provides chassis to marine terminal operators, steam ship lines, non-vessel operating common carriers, and beneficial cargo owners.	1,346

EaglePicher Technologies, LLC C and Porter Streets Joplin, MO 64802	Offers batteries and energetic devices for mission-critical aerospace, defense, aviation, and medical battery markets.	2,948

Emerald Performance Materials, LLC 2020 Front Street Suite 100 Cuyahoga Falls, OH 44221	Produces and markets specialty chemicals for food and industrial applications.	2,036

Excelitas Technologies Corp. 200 West Street Suite E403 Waltham, MA 02451	Manufactures customized optoelectronic and advanced electronic systems to global OEM customers.	7,475

FleetPride Corporation 600 East Las Colinas Blvd Suite 400 Irving, TX 75039	Distributes truck and trailer parts	18

Genoa QoL 18300 Cascade Avenue South, Suite 251 Tukwila, WA 98188	Pharmacy and telepsychiatry provider serving the behavioral health and addiction treatment community.	10,690

Grocery Outlet, Inc. 5650 Hollis Street Emeryville, CA 94608	Operates grocery stores that remarket excess inventories.	15,022

Higginbotham Insurance Agency, Inc. 500 West 13th Street Fort Worth, TX 76102	Provides insurance agency services to customers throughout Texas.	18,522

Integro Ltd/United States 1 State Street Plaza 9th Floor New York, NY 10004	Integro Ltd. Is an insurance brokerage and specialty risk management company.	4,730

Invictus 373 Marshall Ave St. Louis, MO 63119	A leading producer of fire retardant chemicals and phosphorous pentasulfide (P2S5) used in lubricant additives.	3,413

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Second Lien Senior Secured Loan

iParadigms Holdings, LLC 1111 Broadway 3rd Floor Oakland, CA 94607	Leading provider of anti-plagiarism and grading solutions for the Higher Education and Secondary Education end-markets.	$21,761

Jo-Ann Stores Inc. 555 Darrow Rd Hudson, OH 44236	Jo-Ann Stores is the nation’s largest specialty retailer of fabrics and one of the largest specialty retailers of crafts.	601

LBM Borrower LLC 1000 Corporate Grove Drive Buffalo Grove, IL 60089	LBM Borrower, LLC distributes lumber and building materials.	21,150

MedAssets, Inc. 100 North Point Center East Suite 200 Alpharetta, GA 30022	Provides technology-enabled products and services for hospitals and health systems.	61,534

Misys, Ltd. (GBR) 1 Kingdom Street Paddington London, W2 6BL UK	Provides industry specific software for banking, treasury, trading, and risk solutions.	8,346

NBG Home 12303 Technology Boulevard Suite 950 Austin, TX 78727	A designer, manufacturer and distributor of products for the home décor market.	33,745

NEP Broadcasting LLC. 2 Beta Drive Pittsburgh, PA 15238	Offers post production and studio services to TV broadcast companies.	5,998

One Call Medical Inc. 841 Prudential Drive Suite 900 Jacksonville, FL 32207	One Call Care Management, Inc. provides specialized cost containment services to the workers’ compensation industry in the United States	24,727

P2 Energy Solutions, Inc. 1670 Broadway Suite 2800 Denver, CO 80202	Provider of comprehensive range of software, geospatial data, land management tools, and outsourcing to the upstream oil and gas industry.	70,326

Petrochoice Holdings, Inc. 1300 Virginia Drive Suite 405 Ft. Washington, PA 19034	Supplies lubricants and filtration products in the Mid-Atlantic region and Midwest region.	63,558

Plaskolite, LLC 1770 Joyce Ave. Columbus, OH 43219	Offers acrylics, sheet, polymer, coatings, and related chemical products.	52,714

Polyconcept North America, Inc. 400 Hunt Valley Rd New Kensington, PA 15068	Provides promotional, lifestyle, and gift products.	28,812

Rockport (Relay) 477 Madison Ave. New York, NY 1022	Rockport provides footwear and accessors for men and women with a focus on comfortable men’s dress shoes.	2,085

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Second Lien Senior Secured Loan

Sequa Corp. 3999 RCA Blvd. Palm Beach Gardens, FL 33410	Provides aftermarket service and repairs for jet engine parts and coats steel for commercial and residential uses.	$21,859

Sparta Systems, Inc. 2000 Waterview Drive Suite 300 Hamilton, NJ 08691	Develops and delivers on-premise and cloud based enterprise quality management software (EQMS) solutions.	34,577

Sungard Public Sector, LLC 1000 Business Center Drive Lake Mary, FL 32746	The Company offers implementation, training, assessments, custom reporting, and other related services. SunGard Public Sector serves local governments, public safety, justice agencies, and non-profit organizations in the United States.	15,968

Vertafore, Inc. 11724 NE 195th Bothell, WA 98011	Provider of enterprise resource planning and customer relationship management software.	79,587

Vestcom International, Inc. 2800 Cantrell Road Little Rock, AK 72202	Vestcom International, Inc. offers marketing solutions for retailers and brand manufacturers. The Company provides offers banner strips, ad signs, promotion, restocking programs, and banner advertisements.	57,320

WireCo WorldGroup, Inc. 2400 West 75th Street Prairie Village Kansas City, MO 66208	Manufacturer of steel and synthetic rope, specialty wire, electromechanical cable, and other engineered products.	11,218

Other Senior Secured Debt

Alliant Holdings I Inc. 1301 Dove Street Newport Beach, CA 92660	Alliant Holdings, Inc. is an insurance broker in North America.	1,580

Angelica Corp. 1105 Lakewood Parkway Suite 210 Alpharetta, GA 30009	Provider of healthcare linen and medical laundry services.	37,174

Artesyn Technologies, Inc. 5810 Van Allen Way Carlsbad, CA	Designer and manufacturer of power conversion and embedded computing solutions.	20,534

Avantor, Inc. 3477 Corporate Parkway Suite 200 Center Valley, PA 18034	Manufactures and markets high-performance chemistries and materials for life science, pharmaceutical, biomaterial, research/diagnostic, and advanced technology markets.	10,412

Boyne USA, Inc. 600 Highlands Drive Harbor Springs, MI 49740	Owns and operates mountain and golf resorts in Michigan.	5,261

Cleaver-Brooks Inc 221 Law Street Thomasville, GA 31792	Manufactures boiler room equipment for commercial, institutional, and industrial markets.	14,901

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Other Senior Secured Debt

Cornerstone Chemical Co. 10800 River Road Waggaman, LA 70094	Manufactures and distributes chemicals.	$11,231

Direct ChassisLink, Inc. 3525 Whitehall Park Dr Charlotte, NC 28273	The Company provides chassis to marine terminal operators, steam ship lines, non-vessel operating common carriers, and beneficial cargo owners.	14,889

DJO Finance, LLC / DJO Finance Corp. 1430 Decision St Vista, CA 92081	Manufactures orthopedic devices for rehabilitation, pain management, and physical therapy.	17,620

Genesys Telecommunications Laboratories, Inc. 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.	20,963

Maxim Crane Works LP / Maxim Finance Corp. 1225 Washington Pike Bridgeville, PA 15017	Specializes in the rental and sale of crane lift equipment.	999

PAREXEL International Corp 195 West Street Waltham, MA 02451	PAREXEL International is a global provider of biopharmaceutical services.	1,290

Pattonair Holdings, Ltd. Ascot Business Park 50 Longbridge Lane Derby, DE24 8UJ	An outsourced inventory manager and distributor of C-class parts to be used mainly in Aerospace engines and, to a lesser extent aerospace systems.	8,505

Ply Gem Holdings, Inc. 5020 Weston Parkway Suite 400 Cary, NC 27513	A residential exterior building products manufacturer with strong market positions in vinyl siding and windows as well as other related exterior products .	5,249

RedPrairie Corp. 14400 N. 8th Street Scottsdale, AZ 85260	Develops productivity software solutions for manufacturers, distributors, consumers and retailers	1,074

Rockport (Relay) 477 Madison Ave, New York, NY 10022	Rockport provides footwear and accessories for men and women with a focus on comfortable men’s dress shoes.	35,336

SRS Distribution Inc 5900 South Lake Forest Drive Suite 400 McKinney, TX 75070	SRS Distribution, previously named SRS Roofing Supply, is a distributor of roofing products across the United States.	12,213

Surgery Partners Holdings LLC 40 Burton Hills Blvd Suite 500 Nashville, TN 37215	Manages ambulatory surgical centers, surgical hospitals and ancillary services	492

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Other Senior Secured Debt

Vivint, Inc. 4931 North 300 West Provo, UT 84604	Provides home security, energy management, home automation, local cloud storage, and high-speed Internet solutions.	$23,780

Subordinated Debt

Alion Science & Technology Corp. 1750 Tysons BLVD Suite 1300 McLean, VA 22102	Alion is a leading provider of engineering solutions and operational support to the Federal Government for national defense, intelligence, homeland security and other government programs.	67,886

AmWINS Group Inc 4725 Piedmont Row Drive Suite 600 Charlotte, NC 28210	AmWINS is the largest wholesale commercial P&C broker in the United States.	2,241

ClubCorp Club Operations, Inc. 3030 LBJ Freeway Suite 600 Dallas, TX 75234	Owns or operates a network of golf, country, business, sports and alumni clubs in multiple states and worldwide.	23,099

Exemplis Corp. 6415 Katella Ave. Cypress, CA 90630	Manufacturer of office chairs and other furniture for the United States and Canada.	5,822

Hilding Anders Östra Varvsgatan 4 Malmo, 211 75 Sweden	Manufacturer of beds and mattresses in Europe and Asia.	123,633

Home Partners of America, Inc. 2 N. Riverside Plaza, Ste. 1250 Chicago, IL	A REIT that makes investments in single family homes and offers lease to own products to its customers.	42,202

Hub International Ltd 3390 University Avenue Suite 300 Riverside, CA 92501	Hub International Ltd. Is an insurance broker in North America, providing a broad array of insurance-related products and services.	1,818

Kenan Advantage Group, Inc. 4366 Mt. Pleasant St. NW North Canton, OH 44720	Offers auto-replenishment, order management, procurement and freight audit payment, integrated billing, renewable fuel storage and trans-loading facilities services.	5,233

Surgery Center Holdings, Inc. 40 Burton Hills Blvd Suite 500 Nashville, TN 37215	Manages ambulatory surgical centers, surgical hospitals and ancillary services.	9,613

Team Health, Inc. 265 Brookview Centre Way Suite 400 Knoxville, TN 37919	Provides outsourced healthcare professional staffing and administrative services to hospitals and other healthcare providers in the United States.	2,248

Vertiv Group Corp. 1000 Abernathy Road NE Bldg 400, Ste 1700 Atlanta, GA 30328	Designer and manufacturer of power and climate products for datacenter, communications, and commercial customers.	23,174

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Asset Based Finance

AMPLIT JV LP, Limited Partnership Interest 724 W Lancaster Ave #225 Wayne, PA 19087	Residual interest in a securitization of loans.	$7,137

Bank of Ireland Lower Baggot St 2 Co Dublin Ireland	Operates as an SPV serving as the counterparty to Bank of Ireland in a CDS.	15,105

Comet Aircraft S.a.r.l., Common Shares 63 Rue De Rollingergrund Luxembourg 2440 Luxembourg	Comet Aircraft is the securitization of a pool of 20 mid-life aircraft which are serviced by DVB Bank.	35,838

KKR Central Park Leasing Aggregator, L.P., Limited Partnership Interest 9 West 57th Street Suite 4200 New York, 10019	A static pool of 38 Airbus and Boeing aircraft on lease to airlines across the globe.	57,700

KKR Zeno Aggregator, LP (K2 Aviation) 555 California Street 50th Floor San Francisco, CA 94104	A securitization of aircraft.	10,737

LSF IX Java Investments Ltd. Sixth Floor Fitzwilliam Court Leeson Close Dublin 2	Holds a pool of seasoned Irish residential mortgages.	56,966

Montgomery Credit Holdings, LP, Membership Interest Montgomery Ward Plaza Chicago, IL 60671	Holds a seasoned portfolio of Lending Club loans.	18,358

Orchard Marine Limited, Series A Preferred Stock Palm Grove House, P.O. Box 438 Road Town, Tortola, VG 1110 British Virgin Islands	Buys and leases shipping vessels.	61,032

Star Mountain SMB Multi-Manager Credit Platform, LP, Limited Partnership Interest 888 Seventh Avenue, 24th Floor Denver, CO 80237	Provides diversified capital for funds licensed by the U.S. Government Small Business Administration’s SBIC fund program.	60,116	(15)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Asset Based Finance

Toorak Capital, LLC, Membership Interest 15 Maple Street Second Floor West Summit, NJ 07901	Toorak is a residential bridge loan purchasing program and management platform.	$67,261	(16)

Name and Address of Portfolio Company	Nature of its Principal Business	Percentage of Class Held**	Amortized Cost of Investment (in thousands)

SCJV(17)

Strategic Credit Opportunities Partners, LLC 555 California Street 50th Floor San Francisco, CA 94104	Equity interest in CCT’s joint venture with Conway Capital, LLC.	50.0%	$294,028	(18)

Equity/Other

Alion Science & Technology Corp., Class A Membership Interest 1750 Tysons BLVD Suite 1300 McLean, VA 22102	Alion is a leading provider of engineering solutions and operational support to the Federal Government for national defense, intelligence, homeland security and other government programs.	2.4%	7,350

AltEn, LLC, Membership Units 5225 Renner Road Shawnee, Kansas	Closed loop biofuel-based ethanol refinery.	17.8%	2,955

Amtek Global Technology Pte. Ltd, Ordinary Shares 141 Cecil Street #02-03 Tung Ann Association Building Singapore, 069541	Integrated automotive component manufacturer with a strong global presence.	41.0%	46,302

Angelica Corp., Limited Partnership Interest 1105 Lakewood Parkway Suite 210 Alpharetta, GA 30009	Provider of healthcare linen and medical laundry services.	87.7%	47,562

Belk, Inc., Units 2801 West Tyvola Road Charlotte, NC 28217	The 7th largest department store operator in the US, with 297 stores across 16 southeastern states.	1.6%	7,846

Cengage Learning Holdings II, LP, Common Stock 200 First Stamford Place Suite 400 Stamford, CT 06902	Provides teaching, learning, and research solutions for academic, professional, and library markets.	0.4%	7,529

Charlotte Russe, Inc., Common Stock 4645 Morena Boulevard San Diego, CA	Retailer offering an assortment of on-trend fashion apparel, shoes, and accessories.	8.3%	12,478

**	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

Name and Address of Portfolio Company	Nature of its Principal Business	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

Genesys Telecommunications Laboratories, Inc., Class A Shares 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.	—	$—

Genesys Telecommunications Laboratories, Inc., Class A1-A5 shares 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.	0.0%	120

Genesys Telecommunications Laboratories, Inc., Ordinary Shares 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.	—	—

Genesys Telecommunications Laboratories, Inc., Preferred Shares 2001 Junipero Serra Blvd # 600 Daly City, CA	Provides contact center solutions for mid-sized to large enterprises.	—	—

Hilding Anders, Arle PIK Interest Östra Varvsgatan 4 Malmo, 211 75 Sweden	Manufacturer of beds and mattresses in Europe and Asia.	24.5%	—

Hilding Anders, Class A Common Stock Östra Varvsgatan 4 Malmo, 211 75 Sweden	Manufacturer of beds and mattresses in Europe and Asia.	27.3%	132

Hilding Anders, Class B Common Stock Östra Varvsgatan 4 Malmo, 211 75 Sweden	Manufacturer of beds and mattresses in Europe and Asia.	28.7%	25

Hilding Anders, Class C Common Stock Östra Varvsgatan 4 Malmo, 211 75 Sweden	Manufacturer of beds and mattresses in Europe and Asia.	24.6%	—

Hilding Anders, Equity Options Östra Varvsgatan 4 Malmo, 211 75 Sweden	Manufacturer of beds and mattresses in Europe and Asia.	22.5%	14,988

Home Partners of America, Inc., Common Stock 2 N. Riverside Plaza, Ste. 1250 Chicago, IL	A REIT that makes investments in single family homes and offers lease to own products to its customers.	9.07%	101,876

Name and Address of Portfolio Company	Nature of its Principal Business	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

Home Partners of America, Inc., Warrants 2 N. Riverside Plaza, Ste. 1250 Chicago, IL	A REIT that makes investments in single family homes and offers lease to own products to its customers.	0.2%	$292	(19)

Jones Group, Inc./The, Common Stock 1411 Broadway New York, NY 10018	Designs, manufactures, and sells women’s suits and dresses.	5.5%	7,413

KKR BPT Holdings Aggregator LLC, Membership Interest c/o Corporation Trust Center 1209 Orange St Wilmington, DE 19801	An aggregation vehicle to securitize CFDs (Contracts for Deeds).	40.0%	15,000	(20)

NBG Home, Common Stock 12303 Technology Boulevard Suite 950 Austin, TX 78727	A designer, manufacturer and distributor of products for the home décor market.	1.9%	2,565

Petroplex Acidizing, Inc., Warrants P.O. Box 60365 Midland, TX 79711	Provides acidizing and chemical treatment services for oil, gas, and injection wells in the Permian Basin.	6.1%	—

Polyconcept North America, Inc., Class A-1 Units 400 Hunt Valley Rd New Kensington, PA 15068	Provides promotional, lifestyle, and gift products.	0.8%	2,938

Proserv Acquisition LLC 15151 Sommermeyer St. Houston, TX 77041	Leading energy services company specializing in the provision of life-of-field solutions to the global oil and gas industry.	10.2%	38,939

Rockport (Relay), Class A Units 477 Madison Ave, New York, NY 10022	Rockport provides footwear and accessories for men and women with a focus on comfortable men’s dress shoes.	21.9%	—

Towergate, Ordinary Shares Eclipse Park Maidstone, ME14 3EN United Kingdom	Provides non-life insurance brokerage services in the United Kingdom.	0.9%	9,238

*	Unfunded commitments presented in the footnotes to this table may be to one or more entities affiliated with the named company.

(1)	Exclusive of an additional $14,123 of unfunded commitment.

(2)	Exclusive of an additional $6,148 of unfunded commitment.

(3)	Exclusive of an additional $14,638 of unfunded commitments.

(4)	Exclusive of an additional $37,597 of unfunded commitment.

(5)	Exclusive of an additional $2,923 of unfunded commitment.

(6)	Exclusive of an additional $12,140 of unfunded commitment.

(7)	Exclusive of an additional $7,163 of unfunded commitment.

(8)	Exclusive of an additional $1,281 of unfunded commitments.

(9)	Exclusive of an additional $2,167 of unfunded commitment.

(10)	Exclusive of an additional $11,147 of unfunded commitment.

(11)	Exclusive of an additional a $68,617 of unfunded commitment. As of the date of this filing, the unfunded commitments have expired.

(12)	Exclusive of an additional $3,589 of unfunded commitment.

(13)	Exclusive of an additional $14,923 of unfunded commitment.

(14)	Exclusive of an additional $15 of unfunded commitment.

(15)	Exclusive of an additional $13,444 of unfunded commitment.

(16)	Exclusive of an additional $34,396 of unfunded commitment.

(17)

CCT co-invests with Conway Capital, LLC, an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company, through an unconsolidated limited liability company, Strategic Credit Opportunities Partners (“SCJV”). SCJV was formed in May 2016 to invest its capital in a range of investments, including senior secured loans (both first lien and second lien) to middle market companies, broadly syndicated loans, equity, warrants and other investments.

(18)

Exclusive of an additional $143.47 of unfunded commitment. The unfunded capital commitments cannot be drawn without an affirmative vote by both CCT’s and Conway Capital LLC’s representatives on SCJV’s board of managers.

(19)	Calculated on a fully diluted basis.

(20)	Exclusive of an additional $5,000 of unfunded commitment.

MANAGEMENT OF CORPORATE CAPITAL TRUST, INC.

Information about the CCT Board and Executive Officers

Pursuant to CCT’s bylaws the number of directors on the CCT Board may not be fewer than one, the minimum number required by the Maryland General Corporation Law or other applicable law. The CCT Board is divided into three classes of directors serving staggered terms of three years each, with a term of office of one of the three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. At each annual meeting of CCT’s stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. CCT believes that the longer time required to elect a majority of the CCT Board will help to ensure the continuity and stability of CCT’s management and policies.

The CCT Board is currently composed of four directors, three of whom are not “interested persons” (as defined in the 1940 Act) of CCT or the Advisor. These individuals are referred to as the “CCT Independent Directors.” Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years has had, a material business or professional relationship with the company. Members of the CCT Board that are not independent directors are referred to as the “CCT Interested Directors.” Based upon information requested from each director concerning their background, employment and affiliations, the CCT Board has affirmatively determined that none of the CCT Independent Directors has, or within the last two years has had, a material business or professional relationship with CCT or the Advisor.

For additional information on the CCT Board, including board oversight and board structure, and CCT’s executive officers, see “CCT Proposal 2: Re-Election of Laurie Simon Hodrick as Director.”

Director Compensation

During the fiscal year ended December 31, 2017, the CCT Independent Directors were entitled to receive annual compensation of $165,000. For the fiscal year ending December 31, 2018, the CCT Independent Directors will be entitled to receive annual compensation of $175,000. Each CCT Independent Director serves as chairman of one of the CCT Board committees. During the fiscal year ending December 31, 2018, the chairman of the Audit Committee will receive compensation for his services as chair to the Audit Committee in the amount of $10,000. For the fiscal year ended December 31, 2017, there was no such compensation due or payable to the chairman of the Audit Committee for his services as chair. There are no pensions or retirement benefits to the CCT Independent Directors at this time.

CCT also reimburses each of the Independent Directors for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings. The table below sets forth the compensation received by each director from CCT for the fiscal year ended December 31, 2017. Other than as described below, none of the directors received compensation from the Fund Complex.

Name of Director	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total
Interested Directors:
Thomas K. Sittema(1)	—	—	—	—	—	—	—
Erik A. Falk(2)	—	—	—	—	—	—	—
Todd C. Builione	—	—	—	—	—	—	—

Independent Directors:
Frederick Arnold	$165,000	—	—	—	—	—	$165,000
Laurie Simon Hodrick	117,857						117,857
James H. Kropp(4)	165,000	—	—	—	—	—	165,000
Kenneth C. Wright(3)	82,500	—	—	—	—	—	82,500

(1)	Mr. Sittema resigned from the CCT Board effective on November 14, 2017.

(2)	Mr. Falk resigned from the CCT Board effective on March 20, 2017.

(3)	Mr. Wright resigned from the CCT Board effective on April 28, 2017.

(4)	Mr. Kropp also received $65,000 in 2017 for serving as an independent trustee of Corporate Capital Trust II.

The table below shows the dollar range of equity securities of CCT that were beneficially owned by each director as of the close of business on July 20, 2018 stated as one of the following dollar ranges: None; $1–$10,000; $10,001–$50,000; $50,001–$100,000; or over $100,000. Other than as described below, none of the directors beneficially owned equity securities of other companies in the Fund Complex.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)

Interested Directors:
Todd C. Builione	Over $100,000

Independent Directors:
Frederick Arnold	$50,001-$100,000
Laurie Simon Hodrick	Over $100,000
James H. Kropp(2)	Over $100,000

(1)

Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The dollar range of equity securities beneficially owned by directors is based on CCT’s net asset value of $19.55 per share as of December 31, 2017.

(2)	Mr. Kropp also beneficially owned over $100,000 of equity securities of Corporate Capital Trust II.

Committees of the CCT Board

In addition to serving on the CCT Board, CCT’s directors also serve on one or more of the following committees that have been established by the CCT Board to handle certain designated responsibilities. The CCT Board has designated a chairman of each committee. The CCT Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in CCT’s best interest. For more information on the CCT Board and its committees, see “CCT Proposal 2: Re-Election of Laurie Simon Hodrick as Director.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF CORPORATE CAPITAL TRUST, INC.

The Advisor receives, and KKR, CNL and certain CNL affiliates received, compensation or reimbursement for advisory services and other services in connection with the performance and supervision of administrative services and investment advisory activities.

Since April 9, 2018, CCT is a party to the CCT Current Investment Advisory Agreement for the overall management of CCT’s investment activities. Under the terms of the CCT Current Investment Advisory Agreement, the Advisor earns a base management fee (referred to as an investment advisory fee) equal to an annual rate of 1.5% of CCT’s average gross assets as of the end of the two most recently completed months, computed and paid monthly. The computation of gross assets excludes cash and short-term investments. Concurrent with the CCT Listing and prior to April 9, 2018, CCT was a party to an investment advisory agreement with KKR (the “CCT Previous Investment Advisory Agreement”). Prior to the CCT Listing, CCT was a party to an investment advisory agreement with CNL, (the “CCT Former CNL Investment Advisory Agreement”). The terms of both the CCT Previous Investment Advisory Agreement and the CCT Former CNL Investment Advisory Agreement were substantially the same as the CCT Current Investment Advisory Agreement. Also prior to the CCT Listing, the CCT and CNL had entered into a sub-advisory agreement with KKR (the “CCT Former Sub-Advisory Agreement”), under which KKR was responsible for the day-to-day management of CCT’s investment portfolio. CNL compensated KKR for advisory services that it provided to CCT with 50% of the base management fees and performance-based incentive fees that CNL received under the CCT Former CNL Investment Advisory Agreement.

The Advisor also earns a performance-based incentive fee comprised of a subordinated incentive fee on income and an incentive fee on capital gains. KKR and CNL earned similar performance-based incentive fees pursuant to the CCT Previous Investment Advisory Agreement and CCT Former CNL Investment Advisory Agreement, respectively. The subordinated incentive fee on pre-incentive fee net investment income (as defined in the CCT Current Investment Advisory Agreement) is paid quarterly if earned, and is computed as the sum of (a) 100% of quarterly pre-incentive fee net investment income in excess of 1.75% of average net assets but less than or equal to 2.1875% of average net assets, and (b) 20% of pre-incentive fee net investment income in excess of 2.1875% of average net assets.

Under the CCT Current Investment Advisory Agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides generally that no incentive fee will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the same period. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of pre-incentive fee net investment income when pre-incentive fee net investment income exceeds the applicable quarterly hurdle rate for such calendar quarter, subject to the catch-up provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for the then-current and 11 preceding calendar quarters.

Under the CCT Former CNL Investment Advisory Agreement, the subordinated incentive fee on income became subject to a total return requirement on January 1, 2017. The terms of the total return requirement under the CCT Former CNL Investment Advisory Agreement were similar to the CCT Current Investment Advisory Agreement, except the calculation covered the then-current and three preceding calendar quarters and base management fees were added to the calculation of “cumulative net increase in net assets resulting from operations.” The CCT Previous Investment Advisory Agreement contained a total return requirement similar to that in the CCT Former CNL Investment Advisory Agreement. Additionally, concurrently with the CCT Listing,

KKR agreed to certain waivers. Specifically, KKR agreed to irrevocably waive subordinated incentive fees that would otherwise be payable under the CCT Previous Investment Advisory Agreement up to the amount that would cause the total subordinated fees paid in any calendar quarter (or partial calendar quarter for which the subordinated incentive fee is required to be calculated) to not exceed the amount that would be payable if the following revised definitions had applied in such period: (a) “look back period” as defined on or after December 31, 2017 to be the most recently completed quarter and the 11 preceding calendar quarters and (b) “cumulative net increase in net assets resulting from operations” as defined to remove the addition of management fees paid following the Listing.

The incentive fee on capital gains is paid annually if earned, and is equal to (i) 20% of all realized gains on a cumulative basis from inception, net of (x) all realized losses on a cumulative basis, (y) unrealized depreciation at year end and (z) disregarding any net realized gains associated with the TRS interest spread (which represents the difference between (a) the interest and fees received on the TRS, and (b) the financing fees paid to the TRS counterparty), less (ii) the aggregate amount of any previously paid incentive fee on capital gains. In addition, under the terms of the CCT Current Investment Advisory Agreement, the Advisor is entitled to reimbursement of certain expenses incurred on behalf of CCT including expenses incurred in connection with its investment operations and investment transactions. Under the terms of the CCT Previous Investment Advisory Agreement (and previously under the terms of the CCT Former Sub-Advisory Agreement), KKR was entitled to reimbursement of certain expenses incurred on behalf of CCT, including expenses incurred in connection with its investment operations and investment transactions.

Since April 9, 2018, CCT is a party to an administrative services agreement with the Advisor (the “CCT Administrative Services Agreement”) whereby the Advisor performs, and oversees the performance of, various administrative services on behalf of the Company. Administrative services include transfer agency oversight and supervisory services, shareholder communication services, general ledger accounting services, calculating CCT’s net asset value, maintaining required corporate and financial records, financial reporting for CCT and its subsidiaries, internal audit services, reporting to the CCT Board and lenders, preparing and filing income tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports, overseeing the payment of CCT’s expenses and stockholder distributions, administering CCT’s share repurchase program, and management and oversight of service providers in their performance of administrative and professional services rendered for CCT. CCT agreed to reimburse the Advisor for the professional services and expenses it incurs in performing its administrative obligations on behalf of CCT. Concurrent with the CCT Listing and prior to April 9, 2018, CCT was a party to an administrative service agreement (the “Former KKR Administrative Services Agreement”) with KKR with similar terms. Prior to CCT Listing, CCT was a party to an administrative service agreement (the “Former CNL Administrative Services Agreement”) with CNL with similar terms.

Payments to Related Parties

Related party fees, expenses and reimbursement of expenses incurred by CCT for the year ended December 31, 2017 are summarized below (in thousands):

Related Party	Source Agreement & Description	2017
CNL and KKR	CCT Former CNL Investment Advisory Agreement: Base management fees (investment advisory fees)	$72,773
KKR	CCT Previous Investment Advisory Agreement: Base management fees (investment advisory fees)	7,903
CNL and KKR	CCT Former CNL Investment Advisory Agreement: Subordinated incentive fee on income(1)	9,780
KKR	CCT Previous Investment Advisory Agreement: Subordinated incentive fee on income(1)	6,359
KKR	CCT Previous Investment Advisory Agreement: Investment expenses reimbursement(2)	3,491
CNL	Former CNL Administrative Services Agreement: Administrative and compliance services	1,963
KKR	Former KKR Administrative Services Agreement: Administrative and compliance services	196

(1)

Subordinated incentive fees on income are included in performance-based incentive fees in the consolidated statements of operations. During the year ended December 31, 2017, $12.63 million of subordinated incentive fees on income were paid to CCT’s investment advisers. As of December 31, 2017 a subordinated incentive fee on income of $8.42 million was payable to KKR, as CCT’s investment adviser.

(2)

Includes fees related to transactional expenses related to prospective investments, including fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broken deal costs amounted to $0.71 million for the year ended December 31, 2017. Prior to November 14, 2017, these expenses were reimbursed pursuant to the CCT Former Sub-Advisory Agreement.

Related party fees, expenses and reimbursement of expenses incurred by CCT for the three and six months ended June 30, 2018 are summarized below (in thousands):

		Three Months Ended June 30,		Six Months Ended June 30,
Related Party	Source Agreement & Description	2018	2017	2018	2017
FS/KKR	CCT Current Investment Advisory Agreement: Base management fees (investment advisory fees)	$14,271	$—	$14,271	$—
KKR	CCT Previous Investment Advisory Agreement: Base management fees (investment advisory fees)	1,292	—	16,507	—
CNL and KKR	CCT Former CNL Investment Advisory Agreement: Base management fees (investment advisory fees)	—	20,914	—	41,685
FS/KKR	CCT Current Investment Advisory Agreement: Subordinated incentive fee on income(1)	11,710	—	11,710	—
KKR	CCT Previous Investment Advisory Agreement: Subordinated incentive fee on income(1)	—	—	12,373	—
CNL and KKR	CCT Former CNL Investment Advisory Agreement: Subordinated incentive fee on income(1)	—	4,748	—	5,675
FS/KKR	CCT Current Investment Advisory Agreement: Investment expenses reimbursement(2)	267	—	267	—
KKR	CCT Previous Investment Advisory Agreement: Investment expenses reimbursement(2)	—	1,713	193	2,609
FS/KKR	CCT Administrative Services Agreement: Administrative and compliance services	453	—	453	—
KKR	Former KKR Administrative Services Agreement: Administrative and compliance services	44	—	486	—
CNL	Former CNL Administrative Services Agreement: Administrative and compliance services	—	519	—	1,054

(1)

Subordinated incentive fees on income are included in performance-based incentive fees in CCT’s condensed consolidated statements of operations. As of June 30, 2018 and December 31, 2017, a subordinated incentive fee on income of $11.71 million and $8.42 million, respectively, was payable to the investment adviser.

(2)

Includes fees related to transactional expenses related to prospective investments, including fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broken deal costs amounted to $0.11 million and $0.22 million for the three and six months ended June 30, 2018, respectively, and $0.19 million and $0.29 million during the three and six months ended June 30, 2017, respectively. Prior to November 14, 2017, these expenses were reimbursed pursuant to the CCT Former Sub-Advisory Agreement

Indemnification

The CCT Current Investment Advisory Agreement contains certain indemnification provisions in favor of the Advisor, its directors, officers, associated persons, and its affiliates. In addition, CCT’s articles of incorporation contain certain indemnification provisions in favor of CCT’s officers, directors, agents, and certain other persons. As of June 30, 2018, management believed that the risk of incurring any losses for such indemnification was remote.

Trademark License Agreement

On April 9, 2018, CCT entered into a trademark license agreement, or the trademark license agreement, with FSIC, FS Investments, KKR, the Advisor and the other BDCs in the Fund Complex. Pursuant to the trademark license agreement, FS Investments and KKR granted a non-exclusive, nontransferable, royalty-free right and license to use the names “FS Investments” and “KKR,” respectively, or the licensed marks, (a) with respect to the license granted to the Advisor, solely as a component of the Advisor’s name and for the purpose of marketing and providing investment advisory and other related services to CCT and the other BDCs in the Fund Complex and (b) with respect to the license granted to CCT and the other BDCs in the Fund Complex, solely in connection with marketing the investment advisory and other services that the Advisor may provide to CCT and the other BDCs in the Fund Complex. Other than with respect to this limited license, CCT has no other rights to the licensed marks. The trademark license agreement may be terminated by FS Investments and/or KKR (i) with respect to the license granted by FS Investments or KKR, respectively, if (A) FS Investments or KKR no longer holds a certain percentage of the economic interests of the Advisor or (B) none of CCT and the other BDCs in the Fund Complex are advised by the Advisor and (ii) with respect to CCT if (A) CCT materially breaches the trademark license agreement and has not cured such breach within thirty days’ prior written notice (including if CCT attempts to assign or sub-license its rights or duties under the trademark license agreement without the prior written consent of FS Investments and KKR), (B) the Advisor ceases to serve as CCT’s investment adviser or (C) CCT enters into bankruptcy proceedings. The trademark license agreement may also be terminated at any time upon mutual agreement of the parties thereto. Furthermore, FS Investments and KKR may each terminate the rights granted to CCT with respect to any trademark that is included in the licensed marks if CCT’s use of such trademark results in a third-party claim.

Subsequent Events

On July 22, 2018, CCT entered into the Merger Agreement. Under the terms of the Merger Agreement, CCT’s shareholders will receive a number of FSIC shares with an aggregate NAV equal to the aggregate NAV of the shares of CCT they hold, as determined no more than two business days before closing. The combined company will trade under the ticker symbol “FSIC” on the New York Stock Exchange and will remain externally managed by the Advisor. The proposed Merger is subject to approval by FSIC and CCT’s stockholders and other customary closing conditions.

On July 17, 2018, CCT completed the purchase of 102,745 shares of its common stock for an average price per share of $16.64 in the open market in order to satisfy the reinvestment portion of the dividends declared in May 2018.

On July 20, 2018, CCT completed all repurchases under the CCT Repurchase Plan with the repurchase of 3,010,945 shares of outstanding CCT Common under the CCT Repurchase Plan for an aggregate purchase price of $50.00 million and an average price per share of $16.61, including commissions paid.

On August 6, 2018, the CCT Board declared a distribution of $0.40219 to stockholders of record as of September 28, 2018, payable on October 9, 2018.

On August 9, 2018 (the “2018 Credit Facility Effective Date”), the Company entered into a senior secured revolving credit facility (the “2018 Senior Secured Revolving Credit Facility”) with FSIC, FS Investment Corporation II, FS Investment Corporation III, JPMorgan Chase Bank, N.A. (“JPMCB”) as administrative agent, ING Capital LLC (“ING”) as collateral agent and the lenders party thereto. As of the 2018 Credit Facility Effective Date, the CCT 2018 Senior Secured Revolving Credit Facility provides that the Company may borrow up to a sublimit of $1.45 billion of the total facility amount, which sublimit may be reduced or increased from time to time pursuant to the terms of the CCT 2018 Senior Secured Revolving Credit Facility and subject to the oversight and approval of the CCT Board. The CCT 2018 Senior Secured Revolving Credit Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to

$3,435,000,000, with an option for CCT to request, at one or more times after the 2018 Credit Facility Effective Date, that existing or new lenders, at their election, provide up to $1,717,500,000 of additional commitments. The CCT 2018 Senior Secured Revolving Credit Facility provides for the issuance of letters of credit on behalf of CCT in an aggregate face amount not to exceed $25 million. CCT’s obligations under the CCT 2018 Senior Secured Revolving Credit Facility are guaranteed by certain of CCT’s subsidiaries including FCF LLC, CCT Holdings LLC and CCT Holdings II LLC. CCT’s obligations under the 2018 Senior Secured Revolving Credit Facility are secured by a first priority security interest in substantially all of the assets of CCT and the subsidiary guarantors thereunder.

Availability under the CCT 2018 Senior Secured Revolving Credit Facility will terminate on August 8, 2022 (the “CCT Revolver Termination Date”) and the outstanding loans under the CCT 2018 Senior Secured Revolving Credit Facility will mature on August 8, 2023. The CCT 2018 Senior Secured Revolving Credit Facility also requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the CCT Revolver Termination Date.

The proceeds of the CCT 2018 Senior Secured Revolving Credit Facility drawn by CCT on the 2018 Credit Facility Effective Date were used in part to prepay in full all borrowings outstanding on the Effective Date under the 2018 Senior Secured Revolving Credit Facility and the CCT 2014 Senior Secured Term Loan. Interest under the CCT 2018 Senior Secured Revolving Credit Facility is generally based on LIBOR plus an applicable spread of 1.75% or 2.00%, depending on collateral levels. CCT will also pay an annual commitment fee on any unused commitment amounts between 0.375% and 0.50%, depending on utilization levels.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF CORPORATE CAPITAL TRUST, INC.

As of September 12, 2018, to CCT’s knowledge, no person would be deemed to “control” CCT, as such term is defined in the 1940 Act. CCT’s board of directors consists of an interested director and three Independent Directors.

The following table presents certain information as of September 12, 2018, with respect to the beneficial ownership of the shares of common stock of CCT,” by (1) each director, (2) each executive officer and (3) all of CCT’s directors and executive officers as a group. Based upon information furnished by CCT’s transfer agent and other information available to CCT, there are no persons known to CCT to beneficially own 5% or more of the issued and outstanding shares of common stock. As of September 12, 2018, there were 124,119,644 issued and outstanding shares of common stock.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power with respect to the shares of common stock. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of this prospectus.

Unless otherwise indicated, to CCT’s knowledge, all persons named in the table below have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage

Interested Directors:
Todd C. Builione	15,000		*

Independent Directors:
Frederick Arnold	12,500		*
Laurie Simon Hodrick	11,000		*
James H. Kropp	6,189		*

Executive Officers:
Michael C. Forman	—		*
Todd C. Builione	15,000		*
Daniel Pietrzak	15,000		*
Ryan L.G. Wilson	8,500		*
Thomas Murphy	—		*
Philip Davidson	3,000		*
Annette O’Donnell Butner	—		*

Directors and Executive Officers as a group (9 persons)	86,189

*	Less than one percent.

DESCRIPTION OF CAPITAL STOCK OF CORPORATE CAPITAL TRUST, INC.

The following description is based on relevant portions of the Maryland General Corporation Law and on Third Amended and Restated Articles of Incorporation of CCT, as amended, or the “CCT Charter,” the Third Amended and Restated Bylaws of CCT, as amended, or the “CCT Bylaws.” This summary is not necessarily complete, and CCT refers you to the Maryland General Corporation Law and CCT’s Amended and Restated Charter and Amended and Restated Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of December 31, 2017, CCT’s authorized capital stock consisted of 1,000,000,000 shares of stock, par value $0.001 per share, all of which is classified as common stock. CCT’s common stock is quoted on the NYSE under the ticker symbol “CCT.” There are no outstanding options or warrants to purchase CCT’s stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, CCT’s stockholders generally are not personally liable for CCT’s debts or obligations.

The reported closing market price of CCT Common Stock on September 12, 2018 was $16.19 per share. As of September 12, 2018, CCT had 4,149 stockholders of record, which does not include beneficial owners of shares of CCT Common Stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

The following are CCT’s outstanding classes of securities as of September 12, 2018:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	1,000,000,000	—	124,119,644

Under CCT’s Amended and Restated Charter, CCT’s board of directors is authorized to classify and reclassify any unissued shares of common stock into other classes or series of stock and authorize the issuance of shares of common stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, CCT’s Amended and Restated Charter provides that the CCT Board, without any action by CCT’s stockholders, may amend the CCT Amended and Restated Charter from time to time to increase or decrease the aggregate number of shares of common stock or the number of shares of common stock of any class or series that CCT has authority to issue.

Common Stock

Under the terms of CCT’s Amended and Restated Charter and the Maryland General Corporation Law, all shares of CCT’s common stock have equal rights as to voting. Except as may be provided by CCT’s board of directors in setting the terms of classified or reclassified stock, shares of CCT’s common stock have no preemptive, exchange, conversion, redemption or appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of CCT’s liquidation, dissolution or winding up, each share of CCT’s common stock would be entitled to share ratably in all of CCT’s assets that are legally available for distribution after CCT pays all debts and other liabilities and subject to any preferential rights of holders of CCT’s preferred stock, if any preferred stock is outstanding at such time. Each share of CCT’s common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by CCT’s board of directors in setting the terms of classified or reclassified stock, the holders of CCT common stock possess exclusive voting power. There is no cumulative voting.

Preferred Stock

Under the terms of CCT’s Amended and Restated Charter, CCT’s board of directors is authorized to classify or reclassify any unissued shares of its capital stock into one or more classes or series, including preferred stock.

The CCT Board has discretion to determine the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of each class or series of preferred stock.

Preferred stock may be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock may also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to CCT’s common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of CCT’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. CCT believes that the availability for issuance of preferred stock will provide CCT with increased flexibility in structuring future financings and acquisitions.

CCT currently has no preferred stock authorized, issued or outstanding. CCT’s board of directors has no present plans to authorize or issue shares of preferred stock, but it may do so at any time in the future without stockholder approval.

Provisions of the Maryland General Corporation Law and CCT’s Charter and Bylaws

The Maryland General Corporation Law and CCT’s Amended and Restated Charter and Amended and Restated Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire CCT by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of CCT to negotiate first with CCT’s board of directors. CCT believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Board of Directors

CCT’s Amended and Restated Charter provides that the number of directors will be four, and may be increased or decreased by CCT’s board of directors in accordance with CCT’s Amended and Restated Bylaws but may not be less than the minimum number required by the Maryland General Corporation Law. CCT’s Amended and Restated Bylaws provide that there shall be no more than 11 directors. CCT’s Amended and Restated Charter also provides that the board of directors shall be divided into three classes, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders. Generally, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected for a term ending at the third annual meeting of stockholders following his or her election and until their successors are duly elected and qualify or until his or her or earlier resignation, removal from office, death or incapacity. Directors may be elected to an unlimited number of successive terms.

CCT’s Amended and Restated Bylaws provide that a director shall be elected only if such director receives the affirmative vote of a majority of the total votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a majority of the total votes cast for and against such nominees at a meeting of shareholders duly called and at which a quorum is present for which (i) the secretary of CCT receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements of advance notice of stockholder nominees for directors set forth in CCT’s Amended and Restated Bylaws and (ii) such nomination has not been withdrawn by such stockholder on or before the close of business on the 10th day before the date of filing of the definitive proxy statement of CCT with the SEC and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting.

Except as may be provided by CCT’s board of directors in setting the terms of any class or series of capital stock, pursuant to an election in CCT’s Amended and Restated Charter as permitted by the Maryland General Corporation Law, any and all vacancies on CCT’s board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Pursuant to CCT’s Amended and Restated Charter, subject to the rights of holders of one or more classes or series of capital stock to remove one or more directors, any director or the entire board of directors may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least two-thirds of the shares of common stock entitled to vote generally in the election of directors. Pursuant to CCT’s Amended and Restated Bylaws, any director may resign at any time by delivering his or her resignation to the CCT Board, the chairman of the board or the secretary, which such resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

CCT currently has a total of four members on is board of directors, three of whom are independent directors. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. CCT’s Amended and Restated Charter provides that a majority of CCT’s board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which CCT’s Amended and Restated Charter does not). These provisions, combined with the requirements of CCT’s Amended and Restated Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

CCT’s Amended and Restated Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to CCT’s board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to CCT’s notice of the meeting, (b) by or at the direction of CCT’s board of directors or (c) by a stockholder who was a stockholder of record at the record date set by the board of directors for the meeting, at the time of giving notice and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting on each individual so nominated or on such other business and who has complied with the advance notice procedures of CCT’s Amended and Restated Bylaws. With respect to special meetings of stockholders, only the business specified in CCT’s notice of the meeting may be brought before the meeting. Nominations of persons for election to CCT’s board of directors at a special meeting may be made only (x) by CCT’s board of directors or (y) provided that CCT’s board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record at the record date set by the board of directors for the meeting, at the time of giving notice and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting on each individual so nominated and who has complied with the advance notice provisions of CCT’s Amended and Restated Bylaws.

The purpose of requiring stockholders to give advance notice of nominations and other business is to afford CCT’s board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by CCT’s board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although CCT’s Amended and Restated Bylaws do not give CCT’s board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to CCT and CCT’s stockholders.

Calling of Special Meetings of Stockholders

CCT’s Amended and Restated Bylaws provide that special meetings of stockholders may be called by a majority of CCT’s entire board of directors and certain of CCT’s officers. In addition, CCT’s Amended and Restated Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by CCT’s secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the Maryland General Corporation Law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert into another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of its stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. CCT’s Amended and Restated Charter provides that, subject to certain exceptions discussed below, any such action shall be effective and valid if declared advisable and approved by CCT’s board of directors, and approved by a majority of the votes entitled to be cast at a meeting of stockholders at which a quorum is present. All shares of all classes of capital stock shall vote together as a single class provided that: (a) as to any matter with respect to which a separate vote of any class is required by the 1940 Act or any orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class shall apply in lieu of a general vote of all classes; (b) in the event that separate voting requirements apply with respect to one or more classes, then subject to subparagraph (c), the shares of all other classes not entitled to a separate vote shall vote together as a single class; and (c) as to any matter which in the judgment of CCT’s board of directors (which judgment shall be conclusive) does not affect the interest of a particular class, such class shall not be entitled to any vote and only the holders of shares of the one or more affected classes shall be entitled to vote.

Notwithstanding the foregoing, under CCT’s Amended and Restated Charter, the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter shall be required to effect any amendment to CCT’s Amended and Restated Charter to make CCT’s common stock a “redeemable security” or convert CCT, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act).

CCT’s Amended and Restated Charter and Amended and Restated Bylaws provide that CCT’s board of directors has the exclusive power to alter, amend or repeal any provision of CCT’s Amended and Restated Bylaws and make new bylaws.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the Maryland General Corporation Law, CCT’s Amended and Restated Charter provides that stockholders will not be entitled to exercise appraisal rights.

Distribution Policy

Subject to the CCT board of directors’ discretion and applicable legal restrictions, CCT currently intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a quarterly basis. From time to time, CCT may also pay special interim distributions in the form of cash or shares of CCT’s common stock in the discretion of CCT’s board of directors.

During certain periods, CCT’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions CCT make may represent a return of capital for tax purposes. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from CCT’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to CCT’s stockholders.

CCT may fund its cash distributions to CCT stockholders from any sources of funds available to CCT, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to CCT on account of preferred and common equity investments in portfolio companies and expense reimbursements from the Advisor. CCT has not established limits on the amount of funds CCT may use from available sources to make distributions. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of CCT’s board of directors.

Pursuant to CCT’s distribution reinvestment plan, CCT will reinvest all cash distributions declared by CCT’s board of directors on behalf of stockholders who participate in the plan. With respect to each cash distribution pursuant to the distribution reinvestment plan, CCT reserves the right to either issue new shares of CCT Common Stock or purchase such shares in the open market. Unless CCT, in its sole discretion, otherwise directs the plan administrator, (A) if the market price per share is equal to or greater than the net asset value per share, then CCT will issue shares of CCT Common Stock at the greater of (i) net asset value per share and (ii) 95% of the market price per share; and (B) if the market price per share is less than the net asset value per share, then, in CCT’s sole discretion, (i) shares of CCT Common Stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) CCT will issue shares of CCT Common Stock at net asset value per share. Pursuant to the terms of the distribution reinvestment plan, the number of shares of CCT Common Stock to be issued to a CCT Participant will be determined by dividing the total dollar amount of the cash distribution payable to a CCT Participant by the price per share at which CCT issues such shares. However, shares purchased in open market transactions by the plan administrator will be allocated to a CCT Participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of CCT Common Stock purchased in the open market.

Control Share Acquisitions

The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which CCT refers to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control Shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control Shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, CCT may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right to repurchase control shares is subject to certain conditions and limitations, including, in CCT’s case, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if CCT is a party to the transaction or (b) to acquisitions approved or exempted by CCT’s Amended and Restated Charter or Amended and Restated Bylaws. CCT’s Amended and Restated Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of CCT’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, CCT will amend its Amended and Restated Bylaws to be subject to the Control Share Acquisition Act only if CCT’s board of directors determines that it would be in CCT’s best interests and if the SEC staff does not object to CCT’s determination that CCT being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Stockholder Liability

Under Maryland law, CCT’s stockholders are generally not liable for CCT’s debts or obligations.

Business Combinations

Under the Maryland Business Combination Act, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. CCT refers to these provisions as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he, she or it otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the Maryland General Corporation Law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. CCT’s board of directors may adopt a resolution that any business combination between CCT and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by CCT’s board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or CCT’s board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of CCT and increase the difficulty of consummating any offer.

Additional Provisions of the Maryland General Corporation Law

The Maryland General Corporation Law provides that a Maryland corporation that is registered under the Exchange Act and has at least three independent directors can elect by resolution of the board of directors to be subject to certain corporate governance provisions. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, a board of directors may also, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.

In addition, if a board of directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. CCT is not prohibited from implementing any or all of the statute, and has granted its board of directors the right to fill all vacancies on the board of directors pursuant to this provision. In addition, through provisions in CCT’s Amended and Restated Charter and Amended and Restated Bylaws unrelated to provisions of the Maryland General Corporation Law discussed above, CCT already: (i) has a classified board of directors; (ii) requires a two-thirds vote (with cause) for the removal of any director; (iii) vests in the board of directors the exclusive power to fix the number of directorships; and (iv) requires, unless called by CCT’s board of directors or certain of its officers, the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting to call a special meeting.

Conflict with the 1940 Act

CCT’s Amended and Restated Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including Subtitle 6 and, if then applicable, Subtitle 7, of Title 3 of the Maryland General Corporation Law, or any provision of CCT’s Amended and Restated Charter or Amended and Restated Bylaws conflicts with any mandatory provision of the 1940 Act, then the applicable provision of the 1940 Act shall control.

DESCRIPTION OF CAPITAL STOCK OF FS INVESTMENT CORPORATION

The following description is based on relevant portions of the MGCL and the FSIC Charter and bylaws. This summary is not intended to be complete, and FSIC refers you to the MGCL and its charter and bylaws, copies of which have been filed as exhibits to this joint proxy statement/prospectus, for a more detailed description of the provisions summarized below.

Capital Stock

The FSIC Charter authorizes FSIC to issue up to 500,000,000 shares of stock, of which 450,000,000 shares are classified as FSIC Common Stock, par value $0.001 per share, and 50,000,000 shares are classified as preferred stock, par value $0.001 per share. A majority of the directors of the FSIC Board, without any action by FSIC’s stockholders, may amend the FSIC Charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that FSIC has authority to issue. FSIC’s Common Stock trades on the NYSE under the ticker symbol “FSIC.” There are no outstanding options or warrants to purchase FSIC’s stock. No stock has been authorized for issuance under any equity compensation plans.

The reported closing market price of FSIC Common Stock on September 12, 2018 was $7.40 per share. As of September 12, 2018, FSIC had 1,754 stockholders of record, which does not include beneficial owners of shares of FSIC Common Stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

The following are FSIC’s outstanding classes of equity securities as of September 12, 2018:

Title of Class	Amount Authorized	Amount Held by FSIC or for its Account	Amount Outstanding
Common Stock, par value $0.001 per share	450,000,000	—	239,154,069

The FSIC Charter also contains a provision permitting the FSIC Board to classify or reclassify any unissued shares of FSIC Common Stock or preferred stock in one or more classes or series of FSIC Common Stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the FSIC Common Stock or preferred stock. FSIC believes that the power to classify or reclassify unissued shares of capital stock and thereafter issue the classified or reclassified shares provides FSIC with increased flexibility in structuring possible future financings and investments and in meeting other needs that might arise.

FSIC Common Stock

Under the terms of the FSIC Charter, all shares of FSIC Common Stock will have equal rights as to voting. Except as may be provided by the FSIC Board in setting the terms of classified or reclassified stock, shares of FSIC Common Stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of FSIC’s liquidation, dissolution or winding up, each share of FSIC Common Stock would be entitled to share ratably in all of FSIC’s assets that are legally available for distribution after FSIC pays all debts and other liabilities and subject to any preferential rights of holders of FSIC preferred stock, if any preferred stock is outstanding at such time. Each share of FSIC Common Stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the FSIC Board in setting the terms of classified or reclassified stock, the holders of FSIC Common Stock will possess exclusive voting power. There will be no cumulative voting. As permitted by the MGCL, the FSIC Charter provides that the presence of stockholders entitled to cast one-third of the votes entitled to be cast at a meeting of stockholders will constitute a quorum.

Preferred Stock

Under the terms of the FSIC charter, the FSIC Board is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The FSIC Board has discretion to determine the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of each series of preferred stock.

Preferred stock may be issued with rights and preferences that would adversely affect the holders of FSIC Common Stock. Preferred stock may also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to FSIC’s Common Stock and before any purchase of FSIC Common Stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of FSIC’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. FSIC believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions.

FSIC currently has no preferred stock issued or outstanding. The FSIC Board has no present plans to issue shares of preferred stock, but it may do so at any time in the future without stockholder approval.

For any series of preferred stock that FSIC may issue, the FSIC Board will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon FSIC’s liquidation, dissolution or winding up of its affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on FSIC’s ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on FSIC’s ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that FSIC may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by the FSIC Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The FSIC Charter contains a provision which limits directors’ and officers’ liability to FSIC and FSIC’s stockholders for money damages to the maximum extent permitted by Maryland law. In addition, FSIC has obtained directors’ and officers’ liability insurance.

Under the MGCL, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the indemnified party actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the corporation’s board of directors or an agreement approved by the corporation’s board of directors to which the corporation is a party expressly provides otherwise.

The FSIC Charter permits FSIC to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual (a) who is a present or former director or officer of FSIC and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) who, while a director or officer of FSIC and at FSIC’s request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law.

The FSIC Charter provides that any provisions of the charter relating to limiting liability of directors and officers or to indemnifying directors and officers are subject to any applicable limitations in the 1940 Act.

FSIC’s bylaws obligate FSIC to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of FSIC and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of FSIC and at FSIC’s request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act.

FSIC’s charter and bylaws also permit FSIC to provide such indemnification and advancement for expenses to a person who served a predecessor of FSIC in any of the capacities described in (a) or (b) above and to any employee or agent of FSIC or a predecessor of FSIC. In accordance with the 1940 Act, FSIC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Provisions of the Maryland General Corporation Law and the FSIC Charter and Bylaws

The MGCL and the FSIC Charter and FSIC Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire FSIC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of FSIC to negotiate first with the FSIC Board. FSIC believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Board of Directors

The FSIC Charter provides that the number of directors will be ten, and may be increased or decreased by the FSIC Board in accordance with the FSIC Bylaws. The FSIC Bylaws provide that the number of directors may not be less than the minimum number required by the MGCL or more than twelve. The FSIC Charter also provides that the directors, other than any director elected solely by holders of one or more classes or series of preferred stock, shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the FSIC Board. Generally, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected for a three-year term and until their successors are duly elected and qualify. FSIC’s directors may be elected to an unlimited number of successive terms.

The FSIC Bylaws provide that a director shall be elected only if such director receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such director at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present if the number of nominees is greater than the number of directors to be elected at the meeting.

Except as may be provided by the FSIC Board in setting the terms of any class or series of preferred stock, pursuant to an election in the FSIC Charter as permitted by the MGCL, any and all vacancies on the FSIC Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Pursuant to the FSIC Charter, subject to the rights, if any, of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to cast generally in the election of directors. Pursuant to the FSIC Bylaws, any director may resign at any time by delivering his or her resignation to the FSIC Board, the chairman of the FSIC Board or the secretary, which resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

The FSIC Board currently has a total of nine members, seven of whom are independent directors. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. The FSIC Charter provides that a majority of the FSIC Board must consist of independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which the FSIC Charter does not). These provisions, combined with the requirements of FSIC’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The FSIC Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the FSIC Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to FSIC’s notice of the meeting, (b) by the FSIC Board or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the FSIC Bylaws. With respect to special meetings of stockholders, only the business specified in FSIC’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the FSIC Board at a special meeting may be made only (x) pursuant to FSIC’s notice of the meeting, (y) by the FSIC Board or (z) provided that the FSIC Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the FSIC Bylaws.

The purpose of requiring stockholders to give FSIC advance notice of nominations and other business is to afford the FSIC Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the FSIC Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the FSIC Bylaws do not give the FSIC Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to FSIC and FSIC’s stockholders.

Calling of Special Meetings of Stockholders

The FSIC Bylaws provide that special meetings of stockholders may be called by the FSIC Board and certain of FSIC’s officers. In addition, the FSIC Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by FSIC’s secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of entity, sell all or substantially all of its assets or engage in a share exchange, unless the transaction is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under the FSIC Charter, provided that FSIC’s directors then in office have approved and declared the action advisable and submitted such action to FSIC’s stockholders, action that requires stockholder approval, including amending the FSIC Charter, FSIC’s dissolution, a merger, consolidation or a sale of all or substantially all of FSIC’s assets must be approved by the affirmative vote of FSIC’s stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on the matter voting as a separate class, shall be required to effect any amendment to the FSIC Charter to make FSIC Common Stock a “redeemable security” or convert FSIC, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), to cause FSIC’s liquidation or dissolution or any amendment to the FSIC Charter to effect any such liquidation or dissolution, or to amend certain charter provisions, provided that, if the Continuing Directors (as defined in the FSIC Charter), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the FSIC Board, approve such amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter shall be required.

The FSIC Charter and FSIC Bylaws provide that the FSIC Board will have the exclusive power to make, alter, amend or repeal any provision of the FSIC Bylaws.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, the FSIC Charter provides that stockholders will not be entitled to exercise appraisal rights.

Distribution Policy

Subject to applicable legal restrictions and the sole discretion of the FSIC Board, FSIC intends to declare and pay regular cash distributions on a quarterly basis. FSIC will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of FSIC Common Stock are issued to such stockholder. From time to time, FSIC may also pay special interim distributions in the form of cash or shares of FSIC Common Stock at the discretion of the FSIC Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the FSIC Board.

FSIC may fund its cash distributions to stockholders from any sources of funds legally available to FSIC, including proceeds from the sale of shares of FSIC Common Stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to FSIC on account of preferred and common equity investments in portfolio companies. FSIC has not established limits on the amount of funds FSIC may use from available sources to make distributions.

During certain periods, FSIC’s distributions may exceed FSIC’s earnings. As a result, it is possible that a portion of the distributions FSIC makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from FSIC’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to FSIC’s stockholders subject to information reporting. See “Certain Material U.S. Federal Income Tax Considerations of the Merger—U.S. Federal Income Taxation of an Investment in FSIC Common Stock.”

FSIC adopted an “opt out” distribution reinvestment plan, which provides for reinvestment of FSIC’s distributions on behalf of FSIC’s stockholders unless a stockholder elects to receive cash. As a result, if the FSIC Board declares a cash distribution, then FSIC’s stockholders who have not elected to “opt out” of FSIC’s distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of FSIC Common Stock rather than receiving the cash distribution.

Registered stockholders must notify FSIC’s transfer agent in writing if they wish to “opt out” of FSIC’s distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of FSIC Common Stock.

If a stockholder holds shares of FSIC Common Stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of FSIC Common Stock.

Although distributions paid in the form of additional shares of FSIC Common Stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in FSIC’s distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “FS Investment Corporation Distribution Reinvestment Plan” for more information.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which FSIC refers to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the corporation’s board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The corporation’s right to repurchase control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the corporation’s charter or bylaws. The FSIC Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of FSIC’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, FSIC will amend its bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if the FSIC Board determines that it would be in FSIC’s best interests and if the staff of the SEC does not object to FSIC’s determination that its being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Stockholder Liability

The MGCL provides that FSIC stockholders are under no obligation to FSIC or FSIC’s creditors with respect to their shares other than the obligation to pay to FSIC the full amount of the consideration for which their shares were issued.

Under the FSIC Charter, FSIC stockholders shall not be liable for any debt, claim, demand, judgment or obligation of any kind by reason of being a stockholder, nor shall any stockholder be subject to any personal liability by reason of being a stockholder.

Business Combinations

Under the MGCL, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. FSIC refers to these provisions as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for his, her or its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The FSIC Board has adopted a resolution that any business combination between FSIC and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the FSIC Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the FSIC Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of FSIC and increase the difficulty of consummating any offer.

Additional Provisions of the Maryland General Corporation Law

The MGCL provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board of directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. FSIC is not prohibited from implementing any or all of the statute. the FSIC Board has elected into the applicable statutory provisions, which provide that, except as may be provided by the board in setting the terms of any class of preferred stock, any vacancies on the board may be filled only by a majority of the directors then in office, even if less than a quorum, and a director elected to fill a vacancy will serve for the balance of the unexpired term.

Conflict with the 1940 Act

The FSIC Bylaws provide that, if and to the extent that any provision of the MGCL, including the Maryland Control Share Acquisition Act (if FSIC amends the FSIC Bylaws to be subject to such act) and the MGCL, or any provision of the FSIC Charter or FSIC Bylaws conflicts with any mandatory provision of the 1940 Act, the applicable provision of the 1940 Act will control.

FS INVESTMENT CORPORATION DISTRIBUTION REINVESTMENT PLAN

Subject to applicable legal restrictions and the sole discretion of the FSIC Board, FSIC intends to declare and pay regular cash distributions on a quarterly basis.

FSIC has adopted an “opt out” distribution reinvestment plan that provides for reinvestment of FSIC’s distributions on behalf of FSIC’s stockholders unless a stockholder elects to receive cash. As a result, if the FSIC Board declares a cash distribution, then stockholders who have not elected to “opt out” of FSIC’s distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of FSIC Common Stock as described below. The timing and amount of any future distributions to FSIC’s stockholders are subject to applicable legal restrictions and the sole discretion of the FSIC Board.

No action will be required on the part of a registered stockholder to have its cash distributions reinvested in shares of FSIC Common Stock. A registered stockholder will be able to elect to receive an entire cash distribution in cash by notifying DST Systems, Inc., the plan administrator and FSIC’s transfer agent and registrar, in writing, so that notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

Those FSIC stockholders whose shares are held by a broker or other financial intermediary may be able to receive distributions in cash by notifying their broker or other financial intermediary of their election. If a stockholder holds shares of FSIC Common Stock in the name of a broker or financial intermediary, such stockholder should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of FSIC Common Stock.

The plan administrator will set up an account for shares acquired through FSIC’s distribution reinvestment plan for each stockholder who has not affirmatively elected to receive distributions in cash.

With respect to each cash distribution pursuant to FSIC’s distribution reinvestment plan, FSIC reserves the right to either issue new shares of FSIC Common Stock or purchase shares of FSIC Common Stock in the open market in connection with implementation of FSIC’s distribution reinvestment plan. Unless FSIC, in its sole discretion, otherwise directs the plan administrator, (A) if the per share Market Price (as defined in FSIC’s distribution reinvestment plan) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of FSIC Common Stock on the payment date for the cash distribution, then FSIC will issue shares of FSIC Common Stock at the greater of (i) net asset value per share of FSIC Common Stock or (ii) 95% of the Market Price; or (B) if the Market Price is less than the net asset value per share, then, in FSIC’s sole discretion, (i) shares of FSIC Common Stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) FSIC will issue shares of FSIC Common Stock at net asset value per share. Pursuant to the terms of FSIC’s distribution reinvestment plan, the number of shares of FSIC Common Stock to be issued to a participant will be determined by dividing the total dollar amount of the cash distribution payable to a participant by the price per share at which FSIC issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of FSIC Common Stock purchased in the open market.

There will be no brokerage charges or other sales charges on newly issued shares of FSIC Common Stock acquired by a participant under FSIC’s distribution reinvestment plan. The plan administrator’s service fee, if any, and expenses for administering FSIC’s distribution reinvestment plan will be paid for by FSIC.

If a stockholder receives cash distributions in the form of FSIC Common Stock pursuant to FSIC’s distribution reinvestment plan, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If FSIC Common Stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional FSIC Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If FSIC Common Stock is trading above net asset value, a stockholder receiving distributions in the form of additional FSIC Common Stock will be treated as receiving a distribution in the amount of the fair market value of FSIC Common Stock. The stockholder’s basis for determining gain or loss upon the sale of FSIC Common Stock received in a cash distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a cash distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of FSIC Common Stock are credited to the stockholder’s account.

FSIC reserves the right to amend, suspend or terminate FSIC’s distribution reinvestment plan in accordance with its terms. FSIC’s distribution reinvestment plan may be terminated by FSIC upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any cash distribution; if such notice is mailed fewer than 30 days prior to such record date, such termination will be effective immediately following the payment date for such cash distribution. A participant may terminate its account under FSIC’s distribution reinvestment plan by so notifying the plan administrator, which termination will be effective immediately if the participant’s notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

All correspondence concerning FSIC’s distribution reinvestment plan should be directed to the plan administrator by mail at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

If a FSIC stockholder holds shares of FSIC Common Stock with a brokerage firm that does not participate in FSIC’s distribution reinvestment plan, such stockholder will not be able to participate in FSIC’s distribution reinvestment plan and any dividend reinvestment may be effected on different terms than those described above. FSIC stockholders should consult their financial advisor for more information.

FSIC has filed its distribution reinvestment plan with the SEC as an exhibit to this joint proxy statement/prospectus. You may obtain a copy of the plan by request to the plan administrator or by contacting FSIC at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling FSIC collect at (215) 495-1150 or by visiting FSIC’s website at www.fsinvestmentcorp.com.

CORPORATE CAPITAL TRUST, INC. DISTRIBUTION REINVESTMENT PLAN

CCT has adopted a distribution reinvestment plan that provides for reinvestment of CCT dividends and other distributions on behalf of CCT stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the CCT Board authorizes, and CCT declares, a cash dividend or other distribution, then CCT’s stockholders who have not “opted out” of CCT’s distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of CCT Common Stock, rather than receiving the cash distribution.

With respect to each distribution under CCT’s distribution reinvestment plan, CCT reserves the right to either issue new shares of CCT’s common stock or purchase such shares in the open market. Unless CCT, in its sole discretion, otherwise directs DST Systems, Inc., the plan administrator, (A) if the market price per share is equal to or greater than the net asset value per share, then CCT will issue shares of its common stock at the greater of (i) net asset value per share and (ii) 95% of the market price per share; and (B) if the market price per share is less than the net asset value per share, then, in CCT’s sole discretion, (i) shares of CCT’s common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) CCT will issue shares of CCT common stock at net asset value per share. Pursuant to the terms of the distribution reinvestment plan, the number of shares of CCT Common Stock to be issued to a participant will be determined by dividing the total dollar amount of the dividend payable to the participant by the price per share at which CCT issues such shares. However, shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of CCT Common Stock purchased in the open market. The plan administrator will establish an account for shares acquired through the distribution reinvestment plan for each stockholder who has not elected to receive distributions in cash.

There will be no brokerage charges or other sales charges on newly-issued shares of common stock acquired by a stockholder under the distribution reinvestment plan. The plan administrator’s service fee, if any, and expenses for administering the distribution reinvestment plan will be paid for by CCT. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares of common stock held by the plan administrator or in the participant’s account and remit the proceeds to the participant, whether upon termination of the distribution reinvestment plan by CCT, termination by a participant of such participant’s account under the distribution reinvestment plan or otherwise, the plan administrator shall be authorized to deduct from the proceeds a $20.00 transaction fee for each transaction requested by a participant, plus any applicable brokerage commission.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from CCT will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

A new registered stockholder will be able to elect to receive a distribution in cash by notifying the plan administrator, in writing, so long as notice is received by the plan administrator no later than 15 days prior to the record date for a distribution. New stockholders whose shares are held by a broker or other financial intermediary may be able to receive distribution in cash by notifying their broker or other financial intermediary of their election.

All correspondence concerning the plan should be directed to the plan administrator by mail at 430 W. 7th Street, Ste. 219984, Kansas City, Missouri 64105 or by telephone at (844) 857-4557.

The distribution reinvestment plan may be terminated or suspended from time to time by CCT upon notice in writing mailed to each participant or by including the notice in a Form 8-K filed with the SEC, in each case at least three days prior to any record date for the payment of any distribution by CCT.

COMPARISON OF FSIC AND CCT DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES

In addition to the foregoing, FSIC and CCT have identical distribution, purchase and redemption procedures. Neither FSIC nor CCT offer redemption rights with respect to their common stock, FSIC does not expect that the combined company will offer such redemption rights following the closing of the Merger. FSIC anticipates that the combined company will maintain the distribution, purchase and redemption procedures of FSIC following the closing of the Merger.

Distribution Procedures

Each of FSIC and CCT have elected to be subject to tax as a RIC under Subchapter M of the Code. In order to maintain RIC tax treatment, each of FSIC and CCT must, among other things, make distributions treated as dividends for U.S. federal income tax purposes of an amount at least equal to 90% of FSIC’s investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. Subject to applicable legal restrictions and the sole discretion of their respective boards of directors, each of FSIC and CCT intend to declare and pay regular cash distributions on a regular basis.

Purchase Procedures

Open Market Purchases

FSIC Common Stock and CCT Common Stock are publicly traded on the NYSE, and investors may purchase and dispose of shares of FSIC Common Stock and CCT Common Stock on the NYSE.

Registered Offerings and Private Placements

From time to time, each of FSIC and CCT may offer shares of FSIC Common Stock or CCT Common Stock, respectively, in registered offerings under the Securities Act. On July 25, 2018, the SEC declared effective a shelf registration statement initially filed by FSIC on May 2, 2018. As of the date of this Registration Statement, FSIC has not commenced a registered offering of FSIC Common Stock under this registration statement. CCT conducted a continuous public offering of shares of CCT Common Stock beginning April 2011 and ending in November 2016, but does not currently have an effective registration statement on file with the SEC.

In addition, each of FSIC and CCT may from time to time offer shares of FSIC Common Stock or CCT Common Stock, respectively, in private placements exempt from the registration requirements of the Securities Act.

Dividend Reinvestment Plan

Each of FSIC and CCT have adopted “opt-out” distribution reinvestment plans, which provide for the reinvestment of the applicable fund’s distributions on behalf of the fund’s stockholders unless a stockholder elects to receive such distributions cash. For more information on such distribution reinvestment plans, see “FS Investment Corporation Distribution Reinvestment Plan” and “Corporate Capital Trust, Inc. Distribution Reinvestment Plan.”

Redemption/Repurchase Procedures

Subject to restrictions under applicable law and the Merger Agreement, FSIC and CCT may from time to time offer to repurchase FSIC Common Stock or CCT Common Stock, as applicable, from all or certain stockholders. In February 2018, the FSIC Board and the CCT Board each approved a stock purchase program pursuant to which FSIC or CCT, as applicable, may repurchase up to $50 million in the aggregate of its outstanding common stock in the open market at prices below the then-current net asset value per share. FSIC’s share purchase program will be in effect through February 21, 2019, unless extended or until the aggregate repurchase amount that has been approved by the FSIC Board has been expended. CCT’s share repurchase program will be in effect through February 26, 2019, unless extended or until the aggregate repurchase amount that has been approved by the CCT Board has been expended.

COMPARISON OF FSIC AND CCT STOCKHOLDER RIGHTS

The following is a summary of the material differences between the rights of FSIC and CCT stockholders. The following discussion is not intended to be complete and is qualified by reference to the FSIC Charter, the FSIC Bylaws, the CCT Charter and the CCT Bylaws and the MGCL. These documents are incorporated by reference in this document and will be sent to stockholders of CCT upon request. See “Where You Can Find More Information.”

As Maryland corporations, both FSIC and CCT are subject to the MGCL and afford similar rights to their stockholders. Among the material differences between FSIC and CCT stockholder rights are the voting thresholds required for charter amendments. For more information, see the table below.

	Rights of FSIC Stockholders	Rights of CCT Stockholders
Authorized Stock	FSIC is authorized to issue 500,000,000 shares of stock, consisting of 450,000,000 shares of FSIC Common Stock and 50,000,000 shares of FSIC preferred stock.	CCT is authorized to issue 1,000,000,000 shares of capital stock.

Number of Directors	The FSIC Charter provides that the number of directors will be ten, and may be increased or decreased by the FSIC Board in accordance with the FSIC Bylaws. The FSIC Bylaws provide that the number of directors may not be less than the minimum number required by the MGCL, which is one, nor more than twelve.	The CCT Charter and CCT Bylaws provide that the number of directors will be four, and may be increased or decreased by the CCT Board in accordance with the CCT Bylaws, but shall never be less than the minimum number required by the MGCL. The CCT Bylaws provide that the number of directors may not be less than the minimum number required by the MGCL, which is one, nor more than eleven.

Amendment of Charter	The FSIC Charter provides that FSIC may make any amendment to the FSIC Charter, including any amendment altering the terms or contract rights of any shares of outstanding stock, by the affirmative vote of a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter is required (i) to effect any amendment to the FSIC Charter to make FSIC Common Stock a “redeemable security” or convert FSIC, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), (ii) to cause FSIC’s liquidation or dissolution, including to approve any amendment to the FSIC Charter effecting FSIC’s liquidation or dissolution, or (iii) to amend provisions of the FSIC Charter, provided that, if the Continuing Directors (as defined in the FSIC Charter), by a vote of at least two-thirds of the Continuing Directors, in	The CCT Charter provides that CCT may make any amendment to the CCT Charter, including any amendment altering the terms or contract rights of any shares of outstanding capital stock, by the affirmative vote of a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of the holders of capital stock entitled to cast at least two-thirds of all shares of capital stock of CCT entitled to vote on the matter shall be required to (i) effect any amendment to the CCT Charter to make CCT Common Stock a “redeemable security” or convert CCT, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act) or (ii) to amend certain provisions of the CCT Charter relating to stockholder voting, removal of directors and amendments to the CCT Charter.

	Rights of FSIC Stockholders	Rights of CCT Stockholders
addition to approval by the FSIC Board generally, approve such proposal or amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter will be required to approve such proposal or amendment.

Business Combinations with Interested Stockholders	The FSIC Board has adopted a resolution that any business combination between FSIC and any other person is exempted from the relevant provisions of the MGCL, provided that the business combination is first approved by the FSIC Board, including a majority of the directors who are not interested persons as defined in the 1940 Act.	The CCT Board has adopted a resolution exempting the Merger from the provisions of the Maryland Business Combination Act. The CCT Board has not adopted a resolution exempting any other transaction from the provisions of the Maryland Business Combination Act.

Voting Rights	Each share of FSIC Common Stock is entitled to one vote on all matters submitted to a vote of FSIC stockholders, including the election of directors. Except as may be provided by the FSIC Board in setting the terms of classified or reclassified stock, the holders of FSIC Common Stock will possess exclusive voting power.	The CCT Charter provides that each share of any particular class shall be equal to each other share of that class, including in its proportionate voting power. The CCT Bylaws provide that each outstanding share of CCT capital stock is entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

REGULATION OF FS INVESTMENT CORPORATION

FSIC has elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of FSIC’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that FSIC may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless approved by a majority of its outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of FSIC’s outstanding voting securities are present or represented by proxy or (ii) 50% of FSIC’s voting securities.

FSIC will generally not be able to issue and sell shares of FSIC Common Stock at a price per share, after deducting underwriting commissions and discounts, that is below its net asset value per share. See “Risk Factors—Risks Relating to FSIC—Risks Related to Business Development Companies—Regulations governing FSIC’s operation as a BDC and a RIC will affect FSIC’s ability to raise, and the way in which FSIC raises, additional capital or borrow for investment purposes, which may have a negative effect on FSIC’s growth.” FSIC may, however, sell shares of FSIC Common Stock, or warrants, options or rights to acquire FSIC Common Stock, at a price below the then-current net asset value of the FSIC Common Stock if the FSIC Board determines that such sale is in FSIC’s best interests and the best interests of FSIC’s stockholders, and FSIC’s stockholders approve such sale. At the 2017 annual stockholders meeting, FSIC’s stockholders approved the sale of shares of FSIC Common Stock at a price below the then-current net asset value per share, subject to certain conditions, during the twelve-month period beginning on the date of approval and expiring on July 27, 2018. FSIC currently does not intend to utilize this authority to sell shares of FSIC Common Stock at a price below the then-current net asset value per share. FSIC is again seeking the approval of its stockholders pursuant to the Share Issuance Proposal to issue shares of FSIC Common Stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. In addition, FSIC may generally issue new shares of FSIC Common Stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, FSIC is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated April 3, 2018, the SEC granted exemptive relief permitting FSIC, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR, with FSIC’s co-investment affiliates. Under the terms of this relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of FSIC’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to FSIC and its stockholders and do not involve overreaching of FSIC or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of FSIC’s stockholders and is consistent with FSIC’s investment objectives and strategy. FSIC believes this relief will enhance FSIC’s ability to further its investment objectives and strategy and any criteria established by the FSIC Board. FSIC believes this relief may also increase favorable investment opportunities for FSIC, in part, by allowing it to participate in larger investments, together with its co-investment affiliates, than would be available to FSIC if such relief had not been obtained.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to FSIC’s business are any of the following:

1.

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that FSIC controls.

3.

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and FSIC already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, FSIC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where FSIC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, FSIC’s investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which FSIC refers to, collectively, as temporary investments, so that 70% of FSIC’s assets are qualifying assets. Typically, FSIC will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as FSIC, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of FSIC’s assets that may be invested in such repurchase agreements. However, if more than 25% of FSIC’s total assets constitute repurchase agreements from a single counterparty, FSIC would not meet the Diversification Tests in order to maintain FSIC’s qualification as a RIC for U.S. federal income tax purposes as described above under “Certain Material U.S. Federal Income Tax Considerations of the Merger—U.S. Federal Income Taxation of an Investment in FSIC Common Stock—Taxation as a RIC.” Thus, FSIC does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Advisor will monitor the creditworthiness of the counterparties with which FSIC enters into repurchase agreement transactions.

Senior Securities

FSIC is permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to FSIC Common Stock if its asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, FSIC must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. FSIC may also borrow amounts up to 5% of the value of its total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to FSIC—Risks Related to Debt Financing” and “Risk Factors—Risks Related to Business Development Companies.”

Code of Ethics

FSIC and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 promulgated under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by FSIC, so long as such investments are made in accordance with each code’s requirements. You may read and copy FSIC’s code of ethics and the Advisor’s code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on FSIC’s website at www.fsinvestmentcorp.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

FSIC and the Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. FSIC’s chief compliance officer and the chief compliance officer of the Advisor are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

FSIC has delegated its proxy voting responsibility to the Advisor. The proxy voting policies and procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and FSIC’s independent directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

The Advisor will vote proxies relating to FSIC’s securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although the Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how the Advisor voted proxies with respect to FSIC’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling FSIC collect at (215) 495-1150.

Other

FSIC will be periodically examined by the SEC for compliance with the 1940 Act.

FSIC is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement. Furthermore, as a BDC, FSIC is prohibited from protecting any director or officer against any liability to FSIC or its stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

FSIC is subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, FSIC is subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect FSIC. For example:

•

pursuant to Rule 13a-14 promulgated under the Exchange Act, FSIC’s chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in FSIC’s periodic reports;

•

pursuant to Item 307 of Regulation S-K promulgated under the Securities Act, FSIC’s periodic reports are required to disclose FSIC’s conclusions about the effectiveness of its disclosure controls and procedures;

•	pursuant to Rule 13a-15 promulgated under the Exchange Act, FSIC’s management is required to prepare a report regarding its assessment of FSIC’s internal control over financial reporting; and

•

pursuant to Item 308 of Regulation S-K promulgated under the Securities Act, FSIC’s auditors must attest to, and report on, FSIC’s management’s assessment of FSIC’s internal control over financial reporting.

The Sarbanes-Oxley Act requires FSIC to review its current policies and procedures to determine whether FSIC complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. FSIC monitors its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that it is in compliance therewith.

REGULATION OF CORPORATE CAPITAL TRUST, INC.

CCT is a business development company under the 1940 Act, which has qualified and intends to continue to qualify to maintain an election to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between a business development company and its affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that CCT may not change the nature of its business so as to cease to be, or to withdraw CCT’s election as, a business development company unless approved by holders of a majority of CCT’s outstanding voting securities.

CCT may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, CCT may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. CCT may purchase or otherwise receive warrants to purchase the common stock of its portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, CCT may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. CCT does not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, CCT generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of its total assets in the securities of one investment company or invest more than 10% of the value of its total assets in the securities of more than one investment company. With regard to that portion of CCT’s portfolio invested in securities issued by investment companies, it should be noted that such investments might subject CCT’s stockholders to additional expenses. CCT may enter into hedging transactions to manage the risks associated with interest rate fluctuations. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. The principal categories of qualifying assets relevant to CCT’s business are the following:

(1)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined under the 1940 Act to include any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)

is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but is excluded from the definition of an investment company by Section 3(c) of the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities listed on a national securities exchange;

(ii)	has any class of securities listed on a national securities exchange subject to a maximum market capitalization of $250.0 million; or

(iii)

is controlled by a business development company, either alone or as part of a group acting together, and such business development company in fact exercises a controlling influence over the management or policies of such eligible portfolio company and, as a result of such control, has an affiliated person who is a director of such eligible portfolio company.

(2)	Securities of any eligible portfolio company which CCT controls.

(3)

Securities purchased in a private transaction from a U.S. operating company or from an affiliated person of the issuer, or in transactions incidental thereto, if such issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and CCT already owns 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

As a business development company, CCT is required to make managerial assistance available to its portfolio companies that constitute a qualifying asset within the meaning of Section 55 of the 1940 Act. However, if a business development company purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. CCT’s Administrator may provide such assistance on CCT’s behalf to portfolio companies that request such assistance. The Advisor, in its capacity as investment adviser and administrator, may provide assistance to controlled affiliates.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which CCT refers to, collectively, as temporary investments, so that 70% of CCT’s assets are qualifying assets. CCT may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as CCT, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of CCT’s assets that may be invested in such repurchase agreements. However, if more than 25% of CCT’s total assets constitute repurchase agreements from a single counterparty, CCT would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, CCT does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Advisor will monitor the creditworthiness of the counterparties with which CCT may enter into repurchase agreement transactions.

Senior Securities

CCT is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to CCT Common Stock if CCT’s asset coverage, as defined in the 1940 Act, is compliant with the 1940 Act, immediately after each such issuance. As of the date of this joint proxy statement/prospectus, the 1940

Act requires CCT’s asset coverage be equal or greater to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, CCT must make provisions to prohibit any distribution to CCT’s stockholders or the repurchase of such securities or shares unless CCT meets the applicable asset coverage requirement at the time of the distribution or repurchase. CCT may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage ratio.

Code of Ethics and Code of Conduct

CCT has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and a code of conduct that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by CCT, so long as such investments are made in accordance with the codes’ requirements. CCT’s code of ethics and code of conduct are available, free of charge, on CCT’s website at www.corporatecapitaltrust.com. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to CCT’s annual report on Form 10-K and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of CCT’s code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

CCT and the Advisor have each adopted and implemented written compliance policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. CCT’s chief compliance officer is responsible for administering CCT’s compliance policies and procedures and the chief compliance officer of the Advisor is responsible for administering the compliance policies and procedures for the Advisor.

Proxy Voting Policies and Procedures

CCT has delegated its proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and CCT’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refer to the Advisor, CCT’s investment adviser.

Introduction

As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

Proxy Policies

The Advisor will vote proxies relating to CCT’s securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although the Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Advisor intends to vote on a proposal in order to reduce any attempted influence from interested

Proxy Voting Records

You may obtain information, without charge, regarding how the Advisor voted proxies with respect to CCT’s portfolio securities by making a written request for proxy voting information to: Annette O’Donnell-Butner, Chief Compliance Officer, Corporate Capital Trust, Inc., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Other

CCT may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of CCT’s board of directors, including a majority of CCT’s directors who are not interested persons of CCT, and, in some cases, prior approval by the SEC.

CCT will be periodically examined by the SEC for compliance with the 1940 Act.

CCT is required by law to provide and maintain a bond issued by a reputable fidelity insurance company to protect CCT against larceny and embezzlement. Furthermore, as a business development company, CCT is prohibited from protecting any director or officer against any liability to CCT or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

CCT and the Advisor have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws. CCT and the Advisor review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and CCT and the Advisor designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes several regulatory requirements on publicly held companies and their insiders. Many of these requirements affect CCT.

For example:

•	pursuant to Rule 13a-14 of the Exchange Act, CCT’s Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in CCT’s periodic reports;

•	pursuant to Item 307 of Regulation S-K, CCT’s periodic reports must disclose CCT’s conclusions about the effectiveness of CCT’s disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, CCT’s management must prepare an annual report regarding its assessment of CCT’s internal controls over financial reporting; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, CCT’s periodic reports must disclose whether there were significant changes in CCT’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires CCT to review its current policies and procedures to determine whether CCT complies with the Sarbanes-Oxley Act and the regulations promulgated there-under. CCT continues to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and continues to take actions necessary to ensure that CCT is in compliance with that act.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF FS INVESTMENT CORPORATION

FSIC’s securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. acts as FSIC’s transfer agent, distribution paying agent and registrar for its common stock. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105-1594, telephone number: (877) 628-8575.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF CORPORATE CAPITAL TRUST, INC.

State Street Bank & Trust Company (“State Street”) provides administrative and accounting services to CCT under a sub-administration and accounting services agreement. State Street provides custodian services to CCT pursuant to a custodian services agreement. The principal business address of State Street is One Lincoln Street, Boston, MA 02111, telephone number (617) 786-3000. DST Systems acts as CCT’s transfer agent, distribution paying agent and registrar. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Ste. 219984, Kansas City, Missouri 64105, Telephone number: (844) 857-4557.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since FSIC intends to generally acquire and dispose of its investments in privately negotiated transactions, FSIC expects to use brokers in the normal course of its business infrequently. Subject to policies established by the FSIC Board, the Advisor is primarily responsible for the execution of the publicly-traded securities portion of FSIC’s portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for FSIC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the transaction, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor will generally seek reasonably competitive trade execution costs, FSIC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to it and FSIC and any other clients. In return for such services, FSIC may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for FSIC by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon for FSIC by Miles & Stockbridge P.C., Baltimore, Maryland.

EXPERTS

The consolidated financial statements of Corporate Capital Trust, Inc. and subsidiaries and the related information set forth under the heading “Senior Securities of Corporate Capital Trust, Inc.” included in this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing and incorporated by reference herein and elsewhere in the Registration Statement. Such financial statements and information set forth under the heading “Senior Securities of Corporate Capital Trust, Inc.” have been so included in reliance upon the reports of such firm, given their authority as experts in accounting and auditing.

The consolidated financial statements of Hilding Anders as of and for the years ended December 31, 2017, 2016 and 2015 have been included herein and in the registration statement in reliance upon the report of Öhrlings PricewaterhouseCoopers AB (“PWC”), Hilding Anders’ independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements, including the consolidated schedules of investments, of FS Investment Corporation as of December 31, 2017 and 2016 and for each of the years in the three-year period ended December 31, 2017 and the effectiveness of internal control over financial reporting as of December 31, 2017 have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their reports thereon and included in this prospectus and registration statement in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

OTHER MATTERS

FSIC

Pursuant to the FSIC Bylaws, business to be conducted at an annual meeting of stockholders may only be brought before the meeting pursuant to a notice of meeting. The FSIC Board is not aware of any matter to be presented for action before the FSIC Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the FSIC Annual Meeting or at any adjournment or postponement thereof. Should any procedural matter relating to the proposals arise, the persons named as proxies in the accompanying proxy, or their substitutes, will vote at their discretion to the extent a vote of stockholders is required.

CCT

Pursuant to the CCT Bylaws, business to be conducted at an annual meeting of stockholders may only be brought before the meeting pursuant to a notice of meeting. The CCT Board is not aware of any matter to be presented for action before the CCT Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the CCT Annual Meeting or at any adjournment or postponement thereof. Should any procedural matter relating to the proposals arise, the persons named as proxies in the accompanying proxy, or their substitutes, will vote at their discretion to the extent a vote of stockholders is required.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2019 ANNUAL MEETING

CCT

If the Merger is completed, CCT will have ceased to exist and there will be no additional annual meetings. However, if the Merger does not close, CCT will continue to hold annual meetings of stockholders. Any stockholder nominations or proposals for other business intended to be presented at CCT’s next annual meeting, if any, must be submitted to CCT as set forth below.

A stockholder who intends to present a proposal at CCT’s 2019 annual meeting of stockholders, including nomination of a director, must submit the proposal in writing to the Secretary of CCT at Corporate Capital Trust, Inc., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and CCT must receive the proposal no later than June 5, 2019, in order for the proposal to be considered for inclusion in CCT’s proxy statement for that meeting.

Notices of intention to present proposals, including nomination of a director, at CCT’s 2019 annual meeting of stockholders should be addressed to the Secretary of CCT and should be received by CCT between May 6, 2019 and 5:00 p.m., Eastern Time, on June 5, 2019. In the event that the date of CCT’s 2019 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the 2018 annual meeting of stockholders, which is expected to be held on December 3, 2018, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2019 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2019 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2019 annual meeting of stockholders is first made. The submission of a proposal does not guarantee its inclusion in CCT’s proxy statement or presentation at a meeting unless certain securities law requirements are met. CCT reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing or other applicable requirements.

FSIC

A stockholder who intends to present a proposal at FSIC’s 2019 annual meeting of stockholders, including nomination of a director, must submit the proposal in writing to the Secretary of FSIC at FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, and FSIC must receive the proposal no later than June 5, 2019, in order for the proposal to be considered for inclusion in FSIC’s proxy statement for that meeting (or if the 2019 annual meeting is held more than 30 days before or after the first anniversary of the 2018 annual meeting of stockholders, FSIC must receive such proposal within a reasonable time prior to FSIC beginning to print and distribute proxy materials for such meeting).

Notices of intention to present proposals, including nomination of a director, at FSIC’s 2019 annual meeting of stockholders should be addressed to the Secretary of FSIC and should be received by FSIC between May 6, 2019 and 5:00 p.m., Eastern Time, on June 5, 2019, which such dates are the 150th day and 120th day, respectively, prior to the first anniversary of the date that FSIC’s proxy statement was released to stockholders for the 2018 annual meeting of stockholders. In the event that the date of FSIC’s 2019 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the 2018 annual meeting of stockholders, which is expected to be held on December 3, 2018, a notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2019 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2019 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of the 2019 annual meeting of stockholders is first made. The submission of a proposal does not guarantee its inclusion in FSIC’s proxy statement or presentation at a meeting unless certain securities law requirements are met. FSIC reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing or other applicable requirements.

STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this document is being delivered to multiple stockholders of any of FSIC and CCT unless they have previously received contrary instructions from one or more of their stockholders. Stockholders who hold shares in “street name” can request further information on householding through their banks, brokers or other holders of record.

On written or oral request to DST Systems, Inc., FSIC’s stock transfer agent at FS Investment Corporation, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594; (877) 628-8575, FSIC will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of FSIC’s proxy statements and annual reports should provide written or oral notice to DST Systems, Inc. at the address and telephone number set forth above. Holders in “street name” who wish, in the future, to receive separate copies or a single copy of FSIC’s proxy statements and annual reports, must contact their banks and brokers.

On written or oral request to DST Systems, Inc.’s, CCT’s stock transfer agent at 430 W. 7th Street, Kansas City, Missouri 64105-1594; (877) 628-8575, CCT will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of CCT’s proxy statements and annual reports should provide written or oral notice to DST Systems, Inc. at the address and telephone number set forth above. Holders in “street name” who wish, in the future, to receive separate copies or a single copy of CCT’s proxy statements and annual reports, must contact their banks and brokers.

WHERE YOU CAN FIND MORE INFORMATION

FSIC has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about FSIC and the securities being offered by this document.

FSIC and CCT are each subject to the informational requirements of the Exchange Act. Accordingly, they must file annual, quarterly and current reports, proxy material and other information with the SEC. You can review and copy such information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. Such information is also available from the EDGAR database on the SEC’s web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

The information FSIC files with the SEC is available free of charge by calling FSIC collect at (215) 495-1150 or on FSIC’s website at www.fsinvestmentcorp.com. Information contained on FSIC’s website is not incorporated by reference into this joint proxy statement/prospectus and you should not consider such information to be part of this joint proxy statement/prospectus.

The information CCT files with the SEC is available free of charge by calling CCT collect at (215) 495-1150 or on CCT’s website at www.corporatecapitaltrust.com. Information contained on CCT’s website is not incorporated by reference into this joint proxy statement/prospectus and you should not consider such information to be part of this joint proxy statement/prospectus.

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	June 30, 2018 (Unaudited)	December 31, 2017
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$3,359,024 and $3,532,517, respectively)	$3,328,444	$3,600,911
Non-controlled/affiliated investments (amortized cost—$196,144 and $197,468, respectively)	202,128	230,055
Controlled/affiliated investments (amortized cost—$105,615 and $86,861, respectively)	96,329	95,268

Total investments, at fair value (amortized cost—$3,660,783 and $3,816,846, respectively)	3,626,901	3,926,234
Cash	194,604	134,932
Foreign currency, at fair value (cost—$6,305 and $3,685, respectively)	6,174	3,810
Receivable for investments sold and repaid	19,552	3,477
Income receivable	32,239	30,668
Deferred financing costs	2,963	3,459
Prepaid expenses and other assets	525	1,695

Total assets	$3,882,958	$4,104,275

Liabilities
Payable for investments purchased	$21,841	$1,978
Credit facilities payable (net of deferred financing costs of $2,624 and $3,179, respectively)(1)	553,656	638,571
Unsecured notes payable (net of deferred financing costs of $1,086 and $1,402, respectively)(1)	1,074,883	1,073,445
Stockholder distributions payable	46,029	46,704
Management fees payable	15,088	15,450
Subordinated income incentive fees payable(2)	10,906	12,871
Administrative services expense payable	684	294
Interest payable	23,210	22,851
Directors’ fees payable	261	276
Other accrued expenses and liabilities	1,622	7,112

Total liabilities	1,748,180	1,819,552

Commitments and contingencies(3)	—	—
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 240,602,753 and 245,725,416 shares issued and outstanding, respectively	241	246
Capital in excess of par value	2,233,692	2,272,591
Accumulated undistributed net realized gain/loss on investments and gain/loss on foreign currency(4)	(218,869)	(245,288)
Accumulated undistributed (distributions in excess of) net investment income(4)	147,936	144,062
Net unrealized appreciation (depreciation) on investments and unrealized gain/loss on foreign currency	(28,222)	113,112

Total stockholders’ equity	2,134,778	2,284,723

Total liabilities and stockholders’ equity	$3,882,958	$4,104,275

Net asset value per share of common stock at period end	$8.87	$9.30

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Investment income
Interest income	$77,458	$74,928	$152,727	$147,766
Paid-in-kind interest income	8,704	7,588	17,152	14,469
Fee income	2,993	9,546	5,446	29,076
Dividend income	—	—	7,355	—
From non-controlled/affiliated investments:
Interest income	2,223	3,353	3,651	7,037
Paid-in-kind interest income	726	699	3,873	1,305
Fee income	—	2	—	31
From controlled/affiliated investments:
Interest income	1,404	939	2,524	2,441
Paid-in-kind interest income	2,067	1,640	3,865	2,634

Total investment income	95,575	98,695	196,593	204,759

Operating expenses
Management fees(1)	15,313	18,367	33,167	36,734
Subordinated income incentive fees(2)	10,906	11,617	22,905	24,764
Administrative services expenses	742	742	1,476	1,476
Accounting and administrative fees	249	255	503	520
Interest expense(3)	20,782	19,617	40,835	39,056
Directors’ fees	274	274	770	545
Other general and administrative expenses	1,579	1,363	3,211	2,614

Total operating expenses	49,845	52,235	102,867	105,709
Management fee waiver(1)	(225)	—	(2,776)	—

Net expenses	49,620	52,235	100,091	105,709

Net investment income	45,955	46,460	96,502	99,050

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	40,736	(14,147)	36,385	(62,594)
Non-controlled/affiliated investments	(10,083)	—	(10,075)	305
Controlled/affiliated investments	12	—	12	(52,879)
Net realized gain (loss) on foreign currency	36	61	97	184
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(81,473)	(9,458)	(98,974)	119,802
Non-controlled/affiliated investments	(21,073)	(5,602)	(26,603)	(17,930)
Controlled/affiliated investments	(7,986)	4,132	(17,693)	(367)
Net change in unrealized appreciation (depreciation) on secured borrowing(3)	—	—	—	(10)
Net change in unrealized gain (loss) on foreign currency	2,538	(3,004)	1,936	(3,726)

Total net realized and unrealized gain (loss)	(77,293)	(28,018)	(114,915)	(17,215)

Net increase (decrease) in net assets resulting from operations	$(31,338)	$18,442	$(18,413)	$81,835

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$(0.13)	$0.08	$(0.08)	$0.33

Weighted average shares outstanding	242,801,446	245,107,405	244,249,274	244,832,713

(1)

See Note 4 for a discussion of the waiver by FB Income Advisor, LLC, the Company’s former investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fee.

(3)	See Note 8 for a discussion of the Company’s financing arrangements.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30,
	2018	2017
Operations
Net investment income (loss)	$96,502	$99,050
Net realized gain (loss) on investments and foreign currency	26,419	(114,984)
Net change in unrealized appreciation (depreciation) on investments and secured borrowing(1)	(143,270)	101,495
Net change in unrealized gain (loss) on foreign currency	1,936	(3,726)

Net increase (decrease) in net assets resulting from operations	(18,413)	81,835

Stockholder distributions(2)
Distributions from net investment income	(92,628)	(109,092)
Distributions from net realized gain on investments	—	—

Net decrease in net assets resulting from stockholder distributions	(92,628)	(109,092)

Capital share transactions(3)
Reinvestment of stockholder distributions	—	10,584
Repurchases of common stock	(38,904)	—

Net increase (decrease) in net assets resulting from capital share transactions	(38,904)	10,584

Total increase (decrease) in net assets	(149,945)	(16,673)
Net assets at beginning of period	2,284,723	2,297,377

Net assets at end of period	$2,134,778	$2,280,704

Accumulated undistributed (distributions in excess of) net investment income(2)	$147,936	$137,984

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2018	2017
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(18,413)	$81,835
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(356,433)	(838,371)
Paid-in-kind interest	(24,890)	(18,408)
Proceeds from sales and repayments of investments	566,198	674,877
Net realized (gain) loss on investments and secured borrowing	(26,322)	115,168
Net change in unrealized (appreciation) depreciation on investments and secured borrowing(1)	143,270	(101,495)
Accretion of discount	(2,490)	(4,722)
Amortization of deferred financing costs and discount	2,489	2,644
Unrealized (gain)/loss on borrowings in foreign currency	(2,220)	3,611
(Increase) decrease in receivable for investments sold and repaid	(16,075)	45,366
(Increase) decrease in income receivable	(1,571)	7,497
(Increase) decrease in prepaid expenses and other assets	1,170	39
Increase (decrease) in payable for investments purchased	19,863	5,052
Increase (decrease) in management fees payable	(362)	345
Increase (decrease) in subordinated income incentive fees payable	(1,965)	(1,268)
Increase (decrease) in administrative services expense payable	390	43
Increase (decrease) in interest payable	359	2,144
Increase (decrease) in directors’ fees payable	(15)	(15)
Increase (decrease) in other accrued expenses and liabilities	(5,490)	(6,099)

Net cash provided by (used in) operating activities	277,493	(31,757)

Cash flows from financing activities
Reinvestment of stockholder distributions	—	10,584
Repurchases of common stock	(38,904)	—
Stockholder distributions	(93,303)	(108,849)
Borrowings under credit facilities(1)	103,000	190,000
Repayments of credit facilities(1)	(186,250)	(178,629)
Deferred financing costs paid	—	(3,239)

Net cash provided by (used in) financing activities	(215,457)	(90,133)

Total increase (decrease) in cash	62,036	(121,890)
Cash and foreign currency at beginning of period	138,742	264,598

Cash and foreign currency at end of period	$200,778	$142,708

Supplemental disclosure
Local and excise taxes paid	$5,318	$5,892

(1)

See Note 8 for a discussion of the Company’s financing arrangements. During the six months ended June 30, 2017, the Company paid $80 in interest expense on its secured borrowing. During the six months ended June 30, 2018 and 2017, the Company paid $37,987 and $34,188, respectively, in interest expense on the credit facilities and unsecured notes.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments

As of June 30, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—114.1%
5 Arch Income Fund 2, LLC	(g)(j)(o)	Diversified Financials	10.5%		11/18/21	$39,600	$39,644	$39,600
A.P. Plasman Inc.	(e)(f)(g)(h)(j)	Capital Goods	L+950	1.0%	12/29/19	193,584	192,628	189,229
Acosta, Inc.	(g)(i)(s)	Media	L+325	1.0%	9/26/21	2,055	1,650	1,558
Actian Corp.	(e)	Software & Services	L+786	1.0%	6/30/22	11,429	11,429	11,771
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+750	1.0%	10/4/22	20,281	17,395	20,281
AG Group Merger Sub, Inc.	(e)(g)(h)	Commercial & Professional Services	L+750	1.0%	12/29/23	87,711	87,711	90,342
Aleris International, Inc.	(g)(i)(s)	Materials	L+475		2/27/23	429	425	426
All Systems Holding LLC	(e)(f)(g)(h)	Commercial & Professional Services	L+767	1.0%	10/31/23	48,995	48,995	50,464
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	9/30/21	2,988	2,988	2,909
Altus Power America, Inc.	(g)(q)	Energy	L+750	1.5%	9/30/21	335	335	327
American Tire Distributors, Inc.	(g)(i)(s)	Retailing	L+425	1.0%	9/1/21	1,125	984	737
Aspect Software, Inc.	(g)(t)	Software & Services	L+400, 6.5% PIK (6.5% Max PIK)		5/25/20	2,749	2,749	2,426
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+400, 6.5% PIK (6.5% Max PIK)		5/25/20	846	846	746
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/20	671	671	592
Atlas Aerospace LLC	(e)(g)	Capital Goods	L+725	1.0%	12/29/22	30,476	30,476	30,743
AVF Parent, LLC	(e)(h)	Retailing	L+725	1.3%	3/1/24	56,128	56,127	53,209
Borden Dairy Co.	(e)(g)(h)	Food, Beverage & Tobacco	L+821	1.0%	7/6/23	70,000	70,000	71,050
ConnectiveRx, LLC	(e)(g)(h)	Health Care Equipment & Services	L+826	1.0%	11/25/21	49,424	49,381	50,467
CSafe Acquisition Co., Inc.	(g)	Capital Goods	L+725	1.0%	11/1/21	196	196	191
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	11/1/21	5,674	5,674	5,546
CSafe Acquisition Co., Inc.	(g)(h)	Capital Goods	L+725	1.0%	10/31/23	50,491	50,491	49,102
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	10/31/23	21,209	21,209	20,625
Dade Paper & Bag, LLC	(e)	Capital Goods	L+700	1.0%	6/10/24	10,609	10,609	10,490
Dade Paper & Bag, LLC	(e)(g)(h)	Capital Goods	L+750	1.0%	6/10/24	83,185	83,185	84,120
Eagle Family Foods Group LLC	(g)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	714	714	714
Eagle Family Foods Group LLC	(g)(q)	Food, Beverage & Tobacco	L+650	1.0%	6/14/23	2,669	2,631	2,669
Eagle Family Foods Group LLC	(g)(h)	Food, Beverage & Tobacco	L+650	1.0%	6/14/24	22,549	22,298	22,295
Eastman Kodak Co.	(g)(s)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	5,255	5,229	4,906
Empire Today, LLC	(e)(g)	Retailing	L+800	1.0%	11/17/22	80,770	80,770	81,578
Foresight Energy LLC	(g)(i)(j)(s)	Materials	L+575	1.0%	3/28/22	312	310	311
GC Agile Intermediate Holdings Ltd.	(g)(j)(q)	Commercial & Professional Services	L+650		6/15/23	1,887	1,828	1,887
GC Agile Intermediate Holdings Ltd.	(h)(j)	Commercial & Professional Services	L+650	1.0%	6/15/25	12,824	12,569	12,567

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
GC Agile Intermediate Holdings Ltd.	(g)(j)(q)	Commercial & Professional Services	L+650	1.0%	6/15/25	$6,155	$6,033	$6,032
GC Agile Intermediate Holdings Ltd.	(g)(j)(q)	Commercial & Professional Services	L+650	1.0%	6/15/25	5,130	5,029	5,027
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+725	3.8%	4/1/26	48,608	48,608	48,608
Greystone Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+725	3.8%	4/1/26	12,142	12,142	12,142
H.M. Dunn Co., Inc.	(g)(l)(r)	Capital Goods	L+875 PIK (L+875 Max PIK)		6/30/21	668	643	199
Harrison Gypsum, LLC	(e)(g)	Materials	L+700	1.0%	4/29/24	17,291	17,127	17,091
Harrison Gypsum, LLC	(g)(q)	Materials	L+700	1.0%	4/29/24	5,533	5,533	5,469
Hudson Technologies Co.	(g)(h)(j)	Commercial & Professional Services	L+725	1.0%	10/10/23	39,746	39,746	34,132
Hudson Technologies Co.	(g)(j)(q)	Commercial & Professional Services	L+725	1.0%	10/10/23	9,511	9,511	8,167
Icynene U.S. Acquisition Corp.	(e)(g)(j)	Materials	L+700	1.0%	11/30/24	29,850	29,850	30,728
Imagine Communications Corp.	(e)(g)(h)	Media	L+825	1.0%	4/29/20	47,196	47,196	46,783
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	21,469	21,469	21,469
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	29,834	29,834	31,027
International Aerospace Coatings, Inc.	(e)(f)(h)	Capital Goods	L+750	1.0%	6/30/20	44,173	44,117	44,394
JAKKS Pacific, Inc.	(g)	Consumer Durables & Apparel	L+900	1.5%	6/14/21	2,289	2,273	2,272
JMC Acquisition Merger Corp.	(e)(g)(h)	Capital Goods	L+750	1.0%	1/29/24	54,885	54,885	54,885
JMC Acquisition Merger Corp.	(g)(q)	Capital Goods	L+750	1.0%	1/29/24	2,945	2,945	2,945
JSS Holdings, Inc.	(e)(g)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	110,415	109,491	115,859
JSS Holdings, Inc.	(g)(q)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	20,182	20,182	21,177
Kodiak BP, LLC	(g)(h)	Capital Goods	L+725	1.0%	12/1/24	12,911	12,911	12,766
Kodiak BP, LLC	(g)(q)	Capital Goods	L+725	1.0%	12/1/24	582	582	576
Latham Pool Products, Inc.	(e)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	56,183	56,183	56,183
LEAS Acquisition Co Ltd.	(g)(j)	Capital Goods	L+750	1.0%	6/30/20	€25,964	35,313	30,470
LEAS Acquisition Co Ltd.	(f)(j)	Capital Goods	L+750	1.0%	6/30/20	$9,108	9,108	9,154
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.0%	5/5/19	8,449	8,449	8,449
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.0%	5/5/19	1,897	1,897	1,897
Logan’s Roadhouse, Inc.	(g)(q)(t)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.0%	5/5/19	1,218	1,217	1,218
MB Precision Holdings LLC	(g)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.3%	1/23/21	13,302	13,302	10,077
Micronics Filtration, LLC	(e)(g)(h)	Capital Goods	L+800	1.3%	12/11/20	62,489	62,422	62,723
MORSCO, Inc.	(g)(s)	Capital Goods	L+700	1.0%	10/31/23	2,474	2,394	2,523
Murray Energy Corp.	(g)	Energy	L+900	1.0%	2/12/21	8,929	8,862	8,862

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	5/5/21		$42	$42	$42
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+450	1.0%	5/5/21		98	98	98
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+378	4.5%	5/5/23		1,056	1,056	1,046
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+375	4.5%	5/5/23		621	621	615
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+500	1.0%	9/2/21		938	937	938
North Haven Cadence Buyer, Inc.	(e)(g)	Consumer Services	L+804	1.0%	9/2/22		22,108	22,108	22,108
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+750	1.0%	9/2/22		2,396	2,396	2,396
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+750	1.3%	9/10/19		3,226	3,226	3,226
One Call Corp.	(e)	Health Care Equipment & Services	L+375, 6.0% PIK (6.0% Max PIK)		4/11/24		4,030	3,991	3,982
PHRC License, LLC	(f)(g)	Consumer Services	L+850	1.5%	4/28/22		50,625	50,625	51,827
Polymer Additives, Inc.	(g)	Materials	L+886	1.0%	12/19/22		10,511	10,511	10,827
Polymer Additives, Inc.	(g)	Materials	L+833	1.0%	12/19/22		11,019	11,019	11,350
Polymer Additives, Inc.	(g)	Materials	L+875	1.0%	12/19/22		€15,000	16,982	17,691
Power Distribution, Inc.	(e)(g)	Capital Goods	L+725	1.3%	1/25/23		$29,498	29,498	30,199
Roadrunner Intermediate Acquisition Co., LLC	(e)(g)(h)	Health Care Equipment & Services	L+675	1.0%	3/15/23		33,601	33,601	34,099
Rogue Wave Software, Inc.	(e)(g)(h)	Software & Services	L+846	1.0%	9/25/21		40,688	40,687	41,043
Safariland, LLC	(e)(g)(h)	Capital Goods	L+768	1.1%	11/18/23		126,107	126,107	115,546
Sequel Youth and Family Services, LLC	(e)(g)(h)	Health Care Equipment & Services	L+776	1.0%	9/1/22		94,047	94,047	94,983
Sequel Youth and Family Services, LLC	(g)(q)	Health Care Equipment & Services	L+700	1.0%	9/1/22		4,706	4,706	4,753
Sequential Brands Group, Inc.	(e)(g)(h)	Consumer Durables & Apparel	L+900		7/1/22		78,233	78,233	79,113
SGS Cayman, L.P.	(g)(j)(s)	Software & Services	L+538	1.0%	4/23/21		156	151	150
Sorenson Communications, Inc.	(e)(g)(h)(s)	Telecommunication Services	L+575	2.3%	4/30/20		90,211	90,062	90,606
SSC (Lux) Limited S.Ã r.l.	(e)(g)(j)	Health Care Equipment & Services	L+750	1.0%	9/10/24		45,455	45,455	46,420
Staples Canada, ULC	(g)(j)	Retailing	CDOR+700	1.0%	9/12/23	C$	20,845	17,216	15,959
SunGard Availability Services Capital, Inc.	(g)(s)	Software & Services	L+700	1.0%	9/30/21		$4,294	4,260	3,972
SunGard Availability Services Capital, Inc.	(g)(s)	Software & Services	L+1000	1.0%	10/1/22		1,960	1,870	1,937
Sutherland Global Services Inc.	(g)(s)	Software & Services	L+538	1.0%	4/23/21		672	648	647
Trace3, LLC	(e)(h)	Software & Services	L+750	1.0%	6/6/23		38,712	38,712	39,196
VP Parent Holdings, Inc.	(e)(g)	Software & Services	L+650	1.0%	5/22/25		53,017	52,496	52,539
VPG Metals Group LLC	(e)(g)(h)	Materials	L+1050	1.0%	12/30/20		111,287	111,148	109,340
Warren Resources, Inc.	(f)(g)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20		698	698	700
Westbridge Technologies, Inc.	(g)(s)	Software & Services	L+850	1.0%	4/28/23		11,863	11,806	12,070
Zeta Interactive Holdings Corp.	(e)(g)(h)	Software & Services	L+750	1.0%	7/29/22		12,909	12,909	13,167
Zeta Interactive Holdings Corp.	(g)(q)	Software & Services	L+750	1.0%	7/29/22		2,286	2,286	2,331

Total Senior Secured Loans—First Lien								2,551,609	2,542,098
Unfunded Loan Commitments								(106,741)	(106,741)

Net Senior Secured Loans—First Lien								2,444,868	2,435,357

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—Second Lien—6.1%
American Bath Group, LLC	(g)(s)	Capital Goods	L+975	1.0%	9/30/24	$18,000	$17,606	$18,270
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	8,450	8,450	8,450
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20	17,771	17,771	17,349
Chisholm Oil and Gas Operating, LLC	(g)	Energy	L+800	1.0%	3/21/24	16,000	16,000	15,892
Gruden Acquisition, Inc.	(g)(s)	Transportation	L+850	1.0%	8/18/23	15,000	14,509	15,088
LBM Borrower, LLC	(g)(h)(i)(s)	Capital Goods	L+925	1.0%	8/20/23	19,128	19,032	19,271
Logan’s Roadhouse, Inc.	(g)(l)(r)(t)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	23,088	22,092	6,089
LTI Holdings, Inc.	(e)(s)	Materials	L+875	1.0%	5/16/25	6,482	6,368	6,579
Sequa Mezzanine Holdings L.L.C.	(g)(i)(s)	Capital Goods	L+900	1.0%	4/28/22	82	83	82
Spencer Gifts LLC	(e)(h)(s)	Retailing	L+825	1.0%	6/29/22	30,000	29,914	22,725

Total Senior Secured Loans—Second Lien							151,825	129,795

Senior Secured Bonds—8.7%
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+700, 10.0% PIK (10.0% Max PIK)	1.0%	10/4/23	24,462	24,158	13,149
APX Group, Inc.	(g)(s)	Consumer Services	7.9%		12/1/22	136	134	135
Black Swan Energy Ltd.	(e)(j)	Energy	9.0%		1/20/24	6,000	6,000	5,940
FourPoint Energy, LLC	(e)(f)(h)	Energy	9.0%		12/31/21	74,813	72,582	76,309
Global A&T Electronics Ltd.	(g)(j)(s)	Semiconductors & Semiconductor Equipment	8.5%		1/12/23	2,864	2,890	2,724
JW Aluminum Co.	(e)(g)(h)(s)(u)	Materials	10.3%		6/1/26	36,481	36,481	36,663
Mood Media Corp.	(f)(g)(j)(t)	Media	L+600, 8.0% PIK (8.0% Max PIK)	1.0%	6/28/24	22,445	22,445	22,445
Pisces Midco Inc.	(g)(s)	Capital Goods	8.0%		4/15/26	64	63	62
Ridgeback Resources Inc.	(f)(j)	Energy	12.0%		12/29/20	132	130	132
Sorenson Communications, Inc.	(f)(s)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,540	19,774
Sunnova Energy Corp.	(g)	Energy	6.0%, 6.0% PIK (6.0% Max PIK)		1/24/19	817	817	816
Velvet Energy Ltd.	(g)(j)	Energy	9.0%		10/5/23	7,500	7,500	7,837

Total Senior Secured Bonds							192,740	185,986

Subordinated Debt—20.5%
AmWINS Group, Inc.	(g)(i)(s)	Insurance	7.8%		7/1/26	415	415	415
APX Group, Inc.	(g)(s)	Consumer Services	8.8%		12/1/20	398	357	381
Ascent Resources Utica Holdings, LLC	(g)(s)	Energy	10.0%		4/1/22	40,000	40,000	44,050

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Aurora Diagnostics, LLC	(e)(f)(g)(s)	Health Care Equipment & Services	10.8%, 1.5% PIK (1.5% Max PIK)		1/15/20	$15,078	$14,091	$13,608
Bellatrix Exploration Ltd.	(g)(j)(s)	Energy	8.5%		5/15/20	5,000	4,957	3,329
Byrider Holding Corp.	(g)	Automobiles & Components	20.0% PIK (20.0% Max PIK)		4/1/22	833	833	833
CEC Entertainment, Inc.	(f)(s)	Consumer Services	8.0%		2/15/22	5,000	5,007	4,425
ClubCorp Holdings, Inc.	(g)(s)	Consumer Services	8.5%		9/15/25	240	232	228
DEI Sales, Inc.	(e)(g)	Consumer Durables & Apparel	9.0%, 4.0% PIK (4.0% Max PIK)		2/28/23	68,909	68,192	67,875
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	915	915	908
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	5,813	5,813	5,762
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,201	1,201	1,189
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,131	1,131	1,120
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	83,466	83,466	82,632
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	13,651	13,651	13,514
Global Jet Capital Inc.	(f)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	7,148	7,148	7,077
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	14,613	14,613	14,448
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	14,343	14,343	14,164
Greystone Mezzanine Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+650	4.5%	9/15/25	20,250	20,250	20,250
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	703	703	632
P.F. Chang’s China Bistro, Inc.	(f)(g)(s)	Consumer Services	10.3%		6/30/20	10,358	10,549	9,555
PriSo Acquisition Corp.	(g)(s)	Capital Goods	9.0%		5/15/23	10,155	10,064	10,617
Quorum Health Corp.	(g)(s)	Health Care Equipment & Services	11.6%		4/15/23	423	422	424
S1 Blocker Buyer Inc.	(g)	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	113	113	113
Sorenson Communications, Inc.	(f)(s)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	15,122	14,503	15,538
SRS Distribution Inc.	(g)(s)	Capital Goods	8.3%		7/1/26	1,497	1,497	1,500
Stars Group Holdings B.V.	(g)(i)(j)(s)	Consumer Services	7.0%		7/15/26	449	449	455

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
SunGard Availability Services Capital, Inc.	(f)(g)(s)	Software & Services	8.8%		4/1/22	$10,750	$8,869	$6,352
ThermaSys Corp.	(e)(f)(g)	Capital Goods	6.5%, 5.0% PIK (5.0% Max PIK)		5/3/20	148,936	148,936	112,819
Vertiv Group Corp.	(g)(s)	Capital Goods	9.3%		10/15/24	1,887	1,833	1,870
VPG Metals Group LLC	(e)(g)	Materials	13.0% PIK (13.0% Max PIK)		12/30/20	2,389	2,389	1,941

Total Subordinated Debt							496,942	458,024
Unfunded Debt Commitments							(20,250)	(20,250)

Net Subordinated Debt							476,692	437,774

Collateralized Securities—2.4%
MP4 2013-2A Class Subord. B	(f)(g)(j)(s)	Diversified Financials	25.1%		7/25/29	21,000	11,631	11,614
NewStar Clarendon 2014-1A Class D	(g)(j)(s)	Diversified Financials	L+435		1/25/27	1,560	1,489	1,564
NewStar Clarendon 2014-1A Class Subord. B	(g)(j)(s)	Diversified Financials	9.6%		1/25/27	17,900	12,082	12,934
Rampart CLO 2007 1A Class Subord.	(g)(j)(s)	Diversified Financials	4.5%		10/25/21	10,000	792	435
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(j)(s)	Diversified Financials	29.5%		1/15/26	42,504	20,528	25,414

Total Collateralized Securities							46,522	51,961

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—18.1%(k)
5 Arches, LLC, Common Equity	(g)(j)(n)	Diversified Financials				$16,000	$394	$800
Advanced Lighting Technologies, Inc., Common Equity	(g)(l)(t)	Materials				587,637	16,520	—
Advanced Lighting Technologies, Inc., Warrants	(g)(l)(t)	Materials			10/4/27	9,262	86	—
Altus Power America Holdings, LLC, Common Equity	(g)(l)	Energy				462,008	462	81
Altus Power America Holdings, LLC, Preferred Equity	(g)(p)	Energy	9.0%, 5.0% PIK		10/3/23	995,935	996	996
APP Holdings, LP, Warrants	(g)(j)(l)	Capital Goods			5/25/26	698,482	2,545	1,173
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(l)(m)	Energy				96,800,082	29,100	25,410
ASG Everglades Holdings, Inc., Common Equity	(g)(l)(t)	Software & Services				1,689,767	36,422	84,277
ASG Everglades Holdings, Inc., Warrants	(g)(l)(t)	Software & Services			6/27/22	229,541	6,542	6,456
Aspect Software Parent, Inc., Common Equity	(g)(l)(t)	Software & Services				428,934	10,546	—
Aurora Diagnostics Holdings, LLC, Warrants	(e)(f)(g)(l)	Health Care Equipment & Services			5/25/27	229,489	1,671	2,251
Byrider Holding Corp., Common Equity	(g)(l)	Automobiles & Components				833	—	—
Chisholm Oil and Gas, LLC, Series A Units	(g)(l)(n)	Energy				75,000	75	61
CSF Group Holdings, Inc., Common Equity	(g)(l)	Capital Goods				391,300	391	342
Eastman Kodak Co., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				61,859	1,203	235
Escape Velocity Holdings, Inc., Common Equity	(g)(l)	Software & Services				19,312	193	697
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	(g)(l)(n)	Energy				21,000	21,000	6,143
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(l)(n)	Energy				3,937	2,601	1,161
FourPoint Energy, LLC, Common Equity, Class E-II Units	(g)(l)(n)	Energy				48,025	12,006	13,987
FourPoint Energy, LLC, Common Equity, Class E-III Units	(g)(l)(n)	Energy				70,875	17,719	20,731
Fronton Investor Holdings, LLC, Class B Units	(g)(n)(t)	Consumer Services				14,943	6,793	19,276
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(j)(l)	Commercial & Professional Services				42,281,308	42,281	28,540
H.I.G. Empire Holdco, Inc., Common Equity	(g)(l)	Retailing				375	1,118	1,107
HM Dunn Aerosystems, Inc. Preferred Equity, Series A	(g)(l)	Capital Goods				214	—	—
HM Dunn Aerosystems, Inc. Preferred Equity, Series B	(g)(l)	Capital Goods				214	—	—
Harvest Oil & Gas Corp., Common Equity	(f)(l)	Energy				7,332	161	161
Harvey Holdings, LLC, Common Equity	(g)(l)	Capital Goods				2,333,333	2,333	6,358

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Imagine Communications Corp., Common Equity, Class A Units	(g)(l)	Media				$33,034	$3,783	$—
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(l)(n)	Materials				441,238	441	331
International Aerospace Coatings, Inc., Common Equity	(f)(l)	Capital Goods				4,401	464	—
International Aerospace Coatings, Inc., Preferred Equity	(f)(l)	Capital Goods				1,303	1,303	1,195
JMC Acquisition Holdings, LLC, Common Equity	(g)(l)	Capital Goods				483	483	530
JSS Holdco, LLC, Net Profits Interest	(g)(l)	Capital Goods				—	—	649
JW Aluminum Co., Common Equity	(f)(g)(l)(u)	Materials				1,474	—	—
JW Aluminum Co., Preferred Equity	(f)(g)(u)	Materials	12.5% PIK		11/17/25	8,404	69,134	59,666
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(l)(n)	Capital Goods				490,213	490	—
Micronics Filtration Holdings, Inc., Common Equity	(g)(l)	Capital Goods				53,073	553	228
Micronics Filtration Holdings, Inc., Preferred Equity, Series A	(g)(l)	Capital Goods				55	553	949
Micronics Filtration Holdings, Inc., Preferred Equity, Series B	(g)(l)	Capital Goods				23	229	269
Mood Media Corp., Common Equity	(g)(j)(l)(t)	Media				16,243,967	11,804	16,691
North Haven Cadence TopCo, LLC, Common Equity	(g)(l)	Consumer Services				1,041,667	1,042	1,615
PDI Parent LLC, Common Equity	(g)(l)	Capital Goods				1,384,615	1,385	1,315
PSAV Holdings LLC, Common Equity	(f)(l)	Technology Hardware & Equipment				10,000	6,337	25,000
Ridgeback Resources Inc., Common Equity	(f)(j)(l)	Energy				324,954	,997	2,171
Roadhouse Holding Inc., Common Equity	(g)(l)(t)	Consumer Services				6,672,036	6,932	—
S1 Blocker Buyer Inc., Common Equity	(g)	Commercial & Professional Services				59	568	754
Safariland, LLC, Common Equity	(f)(l)	Capital Goods				25,000	2,500	3,664
Safariland, LLC, Warrants	(f)(l)	Capital Goods			7/27/18	2,263	246	332
Safariland, LLC, Warrants	(f)(l)	Capital Goods			9/20/19	2,273	227	333
Sequential Brands Group, Inc., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				206,664	2,790	407
Sorenson Communications, Inc., Common Equity	(f)(l)	Telecommunication Services				46,163	—	38,526
SSC Holdco Limited, Common Equity	(g)(j)(l)	Health Care Equipment & Services				113,636	2,273	2,239
Sunnova Energy Corp., Common Equity	(g)(l)	Energy				192,389	722	—
Sunnova Energy Corp., Preferred Equity	(g)(l)	Energy				35,115	187	175
The Brock Group, Inc., Common Equity	(g)(l)	Energy				183,826	3,652	—
ThermaSys Corp., Common Equity	(f)(l)	Capital Goods				51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(l)	Capital Goods				51,813	5,181	—

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Viper Holdings, LLC, Series I Units	(g)(l)	Consumer Durables & Apparel				$308,948	$509	$687
Viper Holdings, LLC, Series II Units	(g)(l)(n)	Consumer Durables & Apparel				316,770	522	705
Viper Parallel Holdings LLC, Class A Units	(g)(l)	Consumer Durables & Apparel				649,538	1,070	1,445
VPG Metals Group LLC, Class A-2 Units	(f)(l)	Materials				3,637,500	3,638	1,273
Warren Resources, Inc., Common Equity	(g)(l)	Energy				113,515	534	426
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	(g)(l)	Software & Services				215,662	1,714	2,177
Zeta Interactive Holdings Corp., Preferred Equity, Series F	(g)(l)	Software & Services				196,151	1,714	1,923
Zeta Interactive Holdings Corp., Warrants	(g)(l)	Software & Services			4/20/27	29,422	—	110

Total Equity/Other							348,136	386,028

TOTAL INVESTMENTS—169.9%							$3,660,783	3,626,901

LIABILITIES IN EXCESS OF OTHER ASSETS—(69.9%)								(1,492,123)

NET ASSETS—100%								$2,134,778

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2018, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 2.34%, the Euro Interbank Offered Rate, or EURIBOR, was (0.33)%, Canadian Dollar Offer Rate, or CDOR, was 1.70% and the U.S. Prime Lending Rate, or Prime, was 5.00%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)

Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the term loan facility with JPMorgan Chase Bank, N.A. (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)

Security or portion thereof held within Hamilton Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with HSBC Bank USA, N.A. (see Note 8).

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

(i)	Position or portion thereof unsettled as of June 30, 2018.

(j)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of June 30, 2018, 81.2% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within IC Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(p)	Security held within IC Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(r)	Asset is on non-accrual status.

(s)	Security is classified as Level 1 or Level 2 in the Company’s fair value hierarchy (see Note 7).

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

(t)

Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2018, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the six months ended June 30, 2018:

Portfolio Company	Fair Value at December 31, 2017	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2018	Interest Income(1)	PIK Income(1)
Senior Secured Loans—First Lien
Advanced Lighting Technologies, Inc.	$20,383	$—	$—	$(102)	$258	$15	$(273)	$20,281	$1,218	$—
Aspect Software, Inc.(2)	—	—	2,793	(44)	—	—	(423)	2,326	17	—
Aspect Software, Inc.	992	—	—	(992)	—	—	—	—	58	—
Aspect Software, Inc.	628	—	—	(8)	—	—	(28)	592	42	—
Aspect Software, Inc.	(361)	—	361	(361)	—	—	361	—	5	—
H.M. Dunn Co., Inc.(3)	—	1,071	—	—	—	(428)	(444)	199	31	—
Logan’s Roadhouse, Inc.	6,952	—	2,849	(1,352)	—	(11)	11	8,449	25	597
Logan’s Roadhouse, Inc.(4)	—	—	1,897	—	—	—	1	1,898	8	680
Senior Secured Loans—Second Lien
Logan’s Roadhouse, Inc.	10,079	—	289	—	9	—	(4,288)	6,089	(10)	289
Senior Secured Bonds
Advanced Lighting Technologies, Inc.	22,728	—	1,430	—	—	—	(11,009)	13,149	1,197	1,430
Mood Media Corp.	21,675	—	877	—	—	—	(107)	22,445	1,060	877
Equity/Other
Advanced Lighting Technologies, Inc., Common Equity	13,046	—	—	—	—	—	(13,046)	—	—	—
Advanced Lighting Technologies, Inc., Warrants	56	—	—	—	—	—	(56)	—	—	—
ASG Everglades Holdings, Inc., Common Equity	83,052	—	—	—	—	—	1,225	84,277	—	—
ASG Everglades Holdings, Inc., Warrants	6,289	—	—	—	—	—	167	6,456	—	—
Aspect Software, Inc.	—	—	2	(2)	—	(9,651)	9,651	—	—	—
Fronton Investor Holdings, LLC, Class B Units	17,782	—	—	(224)	—	—	1,718	19,276	—	—
HM Dunn Aerosystems, Inc., Preferred Equity, Series A	—	—	—	—	—	—	—	—	—	—
HM Dunn Aerosystems, Inc., Preferred Equity, Series B	—	—	—	—	—	—	—	—	—	—
Mood Media Corp.	26,754	—	—	—	—	—	(10,063)	16,691	—	—
Roadhouse Holding Inc., Common Equity	—	—	—	—	—	—	—	—	—	—

Total	$230,055	$1,071	$10,498	$(3,085)	$267	$(10,075)	$(26,603)	$202,128	$3,651	$3,873

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

(1)	Interest and PIK income presented for the full six months ended June 30, 2018.

(2)	Security includes a partially unfunded commitment with an amortized cost of $846 and a fair value of $746.

(3)

The Company held this investment as of December 31, 2017 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2017. Transfers in or out have been presented at amortized cost.

(4)	Security includes a partially unfunded commitment with an amortized cost of $1,217 and a fair value of $1,218.

(u)

Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2018, the Company held investments in one portfolio company of which it is deemed to be an “affiliated person” and deemed to “control”. During the six months ended June 30, 2018, the Company disposed of investments in one portfolio company of which it was deemed to be an “affiliated person” and deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person and deemed to control for the six months ended June 30, 2018:

Portfolio Company	Fair Value at December 31, 2017	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2018	Interest Income(1)	PIK Income(1)
Senior Secured Loans—Second Lien
JW Aluminum Co.	$38,008	$—	$(37,446)	$2	$12	$(576)	$—	$1,650	$—
Senior Secured Bonds
JW Aluminum Co.	—	36,481	—	—	—	182	36,663	312	—
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	57,260	19,664	—	41	—	(17,299)	59,666	562	3,865

Total	$95,268	$56,145	$(37,446)	$43	$12	$(17,693)	$96,329	$2,524	$3,865

(1)	Interest and PIK income presented for the full six months ended June 30, 2018.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—110.3%
5 Arch Income Fund 2, LLC	(g)(j)(o)	Diversified Financials	10.5%		11/18/21	$29,824	$29,871	$29,824
5 Arch Income Fund 2, LLC	(g)(j)(o)(q)	Diversified Financials	10.5%		11/18/21	8,176	8,176	8,176
A.P. Plasman Inc.	(e)(f)(g)(h)(j)	Capital Goods	L+900	1.0%	12/29/19	196,468	195,233	191,802
Actian Corp.	(e)	Software & Services	L+806	1.0%	6/30/22	11,429	11,429	11,571
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+750	1.0%	10/4/22	20,383	17,224	20,383
AG Group Merger Sub, Inc.	(e)(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	89,169	89,169	90,729
All Systems Holding LLC	(e)(f)(g)(h)	Commercial & Professional Services	L+767	1.0%	10/31/23	48,995	48,995	49,730
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	9/30/21	2,866	2,866	2,809
Altus Power America, Inc.	(g)(q)	Energy	L+750	1.5%	9/30/21	884	884	866
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/18	992	992	992
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+1050	1.0%	5/25/18	25	25	25
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/20	679	679	628
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+1200	1.0%	5/25/18	361	361	—
Atlas Aerospace LLC	(g)	Capital Goods	L+802	1.0%	12/29/22	30,476	30,476	30,476
AVF Parent, LLC	(e)(h)	Retailing	L+725	1.3%	3/1/24	56,843	56,843	58,019
Borden Dairy Co.	(e)(g)(h)	Food, Beverage & Tobacco	L+804	1.0%	7/6/23	70,000	70,000	69,979
ConnectiveRX, LLC	(e)(g)(h)	Health Care Equipment & Services	L+828	1.0%	11/25/21	45,019	45,019	45,037
Crestwood Holdings LLC	(g)	Energy	L+800	1.0%	6/19/19	4,185	4,181	4,205
CSafe Acquisition Co., Inc.	(g)	Capital Goods	L+725	1.0%	11/1/21	3,326	3,326	3,297
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	11/1/21	2,543	2,543	2,521
CSafe Acquisition Co., Inc.	(g)(h)	Capital Goods	L+725	1.0%	10/31/23	46,814	46,814	46,404
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	10/31/23	25,122	25,122	24,902
Dade Paper & Bag, LLC	(e)(g)(h)	Capital Goods	L+750	1.0%	6/10/24	83,605	83,605	86,531
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,255	10,185	8,896
Empire Today, LLC	(e)(g)	Retailing	L+800	1.0%	11/17/22	81,180	81,180	81,992
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1050		3/31/21	1,358	1,361	1,360
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	50,000	50,000	50,750
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	2,105	2,105	2,126
Greystone Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+1100		3/31/21	537	537	542
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+946	1.0%	3/26/21	1,071	1,071	1,023
Hudson Technologies Co.	(g)(h)(j)	Commercial & Professional Services	L+725	1.0%	10/10/23	39,946	39,946	40,495
Hudson Technologies Co.	(g)(j)(q)	Commercial & Professional Services	L+725	1.0%	10/10/23	9,511	9,511	9,642
Icynene U.S. Acquisition Corp.	(e)(g)	Materials	L+700	1.0%	11/30/24	30,000	30,000	30,006

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Imagine Communications Corp.	(e)(g)(h)	Media	L+825	1.0%	4/29/20	$75,725	$75,725	$76,672
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	21,492	21,492	21,815
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	30,810	30,810	31,195
International Aerospace Coatings, Inc.	(e)(f)(h)	Capital Goods	L+750	1.0%	6/30/20	44,867	44,783	45,540
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+854	1.0%	11/6/21	6,832	6,832	6,943
JSS Holdings, Inc.	(e)(g)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	110,566	109,565	112,280
JSS Holdings, Inc.	(g)(q)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	20,182	20,182	20,495
Kodiak BP, LLC	(h)	Capital Goods	L+725	1.0%	12/1/24	10,515	10,515	10,541
Kodiak BP, LLC	(h)(q)	Capital Goods	L+725	1.0%	12/1/24	3,030	3,030	3,038
Latham Pool Products, Inc.	(e)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	56,183	56,183	56,815
LEAS Acquisition Co Ltd.	(g)(j)	Capital Goods	L+750	1.0%	6/30/20	€26,372	35,872	32,181
LEAS Acquisition Co Ltd.	(f)(j)	Capital Goods	L+750	1.0%	6/30/20	$9,251	9,251	9,390
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+1100	1.0%	5/5/19	6,963	6,963	6,963
Logan’s Roadhouse, Inc.	(g)(q)(t)	Consumer Services	L+1100	1.0%	5/5/19	1,120	1,131	1,120
MB Precision Holdings LLC	(g)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.3%	1/23/21	13,793	13,793	12,638
Micronics Filtration, LLC	(e)(g)(h)	Capital Goods	L+850	1.3%	12/11/19	62,813	62,704	62,420
MORSCO, Inc.	(g)	Capital Goods	L+700	1.0%	10/31/23	2,686	2,595	2,738
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	5/5/21	38	38	38
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+450	1.0%	5/5/21	101	101	101
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+436	4.5%	5/5/23	1,056	1,056	1,051
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+375	4.5%	5/5/23	621	621	618
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+500	1.0%	9/2/21	938	938	938
North Haven Cadence Buyer, Inc.	(e)(g)	Consumer Services	L+810	1.0%	9/2/22	27,686	27,686	28,206
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+750	1.0%	9/2/22	3,542	3,542	3,608
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+800	1.3%	9/10/19	17,312	17,312	17,399
PHRC License, LLC	(f)(g)	Consumer Services	L+850	1.5%	4/28/22	50,625	50,625	51,891
Polymer Additives, Inc.	(g)	Materials	L+888	1.0%	12/19/22	10,511	10,511	10,879
Polymer Additives, Inc.	(g)	Materials	L+834	1.0%	12/19/22	11,019	11,019	11,239
Polymer Additives, Inc.	(g)	Materials	L+875	1.0%	12/19/22	€15,000	16,982	18,575
Power Distribution, Inc.	(e)(g)	Capital Goods	L+725	1.3%	1/25/23	$29,928	29,928	30,377

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Roadrunner Intermediate Acquisition Co., LLC	(e)(g)(h)	Health Care Equipment & Services	L+725	1.0%	3/15/23		$34,919	$34,919	$35,214
Rogue Wave Software, Inc.	(e)(g)(h)	Software & Services	L+858	1.0%	9/25/21		40,688	40,688	40,688
Safariland, LLC	(e)(g)(h)	Capital Goods	L+768	1.1%	11/18/23		126,107	126,107	127,841
Safariland, LLC	(g)(q)	Capital Goods	L+725	1.1%	11/18/23		33,282	33,282	33,740
Sequel Youth and Family Services, LLC	(e)(g)(h)	Health Care Equipment & Services	L+778	1.0%	9/1/22		94,118	94,118	94,984
Sequel Youth and Family Services, LLC	(g)(q)	Health Care Equipment & Services	L+700	1.0%	9/1/22		4,706	4,706	4,749
Sequential Brands Group, Inc.	(e)(g)(h)	Consumer Durables & Apparel	L+900		7/1/22		79,039	79,039	78,249
Sorenson Communications, Inc.	(e)(g)(h)	Telecommunication Services	L+575	2.3%	4/30/20		90,681	90,474	91,418
SSC (Lux) Limited S.à r.l.	(e)(g)(j)	Health Care Equipment & Services	L+750	1.0%	9/10/24		45,455	45,455	46,364
Staples Canada, ULC	(g)(j)	Retailing	L+700	1.0%	9/12/23	C$	20,987	17,333	16,912
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+700	1.0%	9/30/21		$4,382	4,342	4,064
SunGard Availability Services Capital, Inc.	(g)(i)	Software & Services	L+1000	1.0%	10/1/22		2,000	1,900	1,924
Trace3, LLC	(e)(h)	Software & Services	L+775	1.0%	6/6/23		31,094	31,094	31,832
U.S. Xpress Enterprises, Inc.	(e)(f)(h)	Transportation	L+1075, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/20		52,685	52,685	52,816
USI Senior Holdings, Inc.	(e)(g)	Capital Goods	L+779	1.0%	1/5/22		56,582	56,582	56,902
USI Senior Holdings, Inc.	(g)(q)	Capital Goods	L+725	1.0%	1/5/22		11,513	11,513	11,578
VPG Metals Group LLC	(e)(g)(h)	Materials	L+1050	1.0%	12/30/20		114,216	114,164	115,073
Warren Resources, Inc.	(f)(g)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20		2,037	2,037	2,088
Waste Pro USA, Inc.	(e)(g)(h)	Commercial & Professional Services	L+750	1.0%	10/15/20		93,590	93,590	95,345
Zeta Interactive Holdings Corp.	(e)(g)(h)	Software & Services	L+750	1.0%	7/29/22		11,766	11,766	11,942
Zeta Interactive Holdings Corp.	(g)(q)	Software & Services	L+750	1.0%	7/29/22		2,234	2,234	2,268

Total Senior Secured Loans—First Lien								2,629,542	2,649,433
Unfunded Loan Commitments								(128,439)	(128,439)

Net Senior Secured Loans—First Lien								2,501,103	2,520,994

Senior Secured Loans—Second Lien—8.6%
American Bath Group, LLC	(g)	Capital Goods	L+975	1.0%	9/30/24		18,000	17,581	18,045
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21		8,281	8,281	7,874
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20		13,565	13,565	12,768
Chisholm Oil and Gas Operating, LLC	(g)	Energy	L+800	1.0%	3/21/24		16,000	16,000	15,998

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22	$1,206	$1,162	$1,212
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23	15,000	14,463	14,981
JW Aluminum Co.	(e)(f)(g)(h)(u)	Materials	L+850	0.8%	11/17/20	37,447	37,432	38,008
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	21,926	21,794	10,079
LTI Holdings, Inc.	(e)	Materials	L+875	1.0%	5/16/25	6,482	6,362	6,595
Spencer Gifts LLC	(e)(h)	Retailing	L+825	1.0%	6/29/22	30,000	29,903	16,200
Stadium Management Corp.	(e)(g)(h)	Consumer Services	Prime+725	0.3%	2/27/21	55,689	55,689	55,828

Total Senior Secured Loans—Second Lien							222,232	197,588

Senior Secured Bonds—7.1%
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+700, 10.0% PIK (10.0% Max PIK)		10/4/23	22,728	22,728	22,728
Black Swan Energy Ltd.	(e)(j)	Energy	9.0%		1/20/24	6,000	6,000	6,045
FourPoint Energy, LLC	(e)(f)(h)	Energy	9.0%		12/31/21	74,813	72,272	76,028
Global A&T Electronics Ltd.	(g)(j)(l)(r)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,967	6,490
Mood Media Corp.	(f)(g)(j)(t)	Media	L+600, 8.0% PIK (8.0% Max PIK)		6/28/24	21,568	21,568	21,675
Ridgeback Resources Inc.	(f)(j)	Energy	12.0%		12/29/20	132	130	132
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,476	19,898
Sunnova Energy Corp.	(g)	Energy	6.0%, 6.0% PIK (6.0% Max PIK)		10/24/18	1,058	1,058	1,058
Velvet Energy Ltd.	(g)(j)	Energy	9.0%		10/5/23	7,500	7,500	7,596

Total Senior Secured Bonds							157,699	161,650

Subordinated Debt—21.4%
Ascent Resources Utica Holdings, LLC	(g)	Energy	10.0%		4/1/22	40,000	40,000	43,226
Aurora Diagnostics, LLC	(e)(f)(h)	Health Care Equipment & Services	10.8%, 1.5% PIK (1.5% Max PIK)		1/15/20	14,966	13,712	13,918
Bellatrix Exploration Ltd.	(g)(j)	Energy	8.5%		5/15/20	5,000	4,947	4,775
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	20,171
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,008	4,731
Ceridian HCM Holding, Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	17,393	17,829	18,196

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
DEI Sales, Inc.	(e)(g)	Consumer Durables & Apparel	9.0%, 4.0% PIK (4.0% Max PIK)		2/28/23	$67,532	$66,763	$66,519
EV Energy Partners, L.P.	(f)(r)	Energy	8.0%		4/15/19	265	251	135
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	849	849	864
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	5,398	5,398	5,492
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,115	1,115	1,135
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,050	1,050	1,068
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	77,511	77,511	78,867
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	12,677	12,677	12,899
Global Jet Capital Inc.	(f)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	6,638	6,638	6,755
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	13,570	13,570	13,807
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	13,320	13,320	13,553
Greystone Mezzanine Equity Member Corp.	(g)(j)	Diversified Financials	L+650		9/15/25	1,365	1,365	1,365
Greystone Mezzanine Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+650		9/15/25	25,635	25,635	25,635
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	661	661	661
Jupiter Resources Inc.	(f)(g)(j)	Energy	8.5%		10/1/22	6,425	5,623	3,967
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	11,433	11,664	10,478
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	10,155	10,057	10,771
S1 Blocker Buyer Inc.	(g)	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	139	139	156
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	15,122	14,438	15,690
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,689	6,705

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
ThermaSys Corp.	(e)(f)(g)	Capital Goods	6.5%, 5.0% PIK (5.0% Max PIK)		5/3/20	$145,241	$145,241	$131,625
VPG Metals Group LLC	(e)(g)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	2,238	2,238	2,232

Total Subordinated Debt							526,261	515,396
Unfunded Debt Commitments							(25,635)	(25,635)

Net Subordinated Debt							500,626	489,761

Collateralized Securities—2.4%
MP4 2013-2A Class Subord. B	(f)(g)(j)	Diversified Financials	14.9%		10/25/25	21,000	11,305	11,993
NewStar Clarendon 2014-1A Class D	(g)(j)	Diversified Financials	L+435		1/25/27	1,560	1,484	1,562
NewStar Clarendon 2014-1A Class Subord. B	(g)(j)	Diversified Financials	15.8%		1/25/27	17,900	12,928	14,714
Rampart CLO 2007 1A Class Subord.	(g)(j)	Diversified Financials	4.5%		10/25/21	10,000	775	661
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(j)	Diversified Financials	9.9%		1/15/26	42,504	20,979	25,389

Total Collateralized Securities							47,471	54,319

Equity/Other—22.0%(k)

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
5 Arches, LLC, Common Equity	(g)(j)(n)	Diversified Financials				20,000	$500	$500
Advanced Lighting Technologies, Inc., Common Equity	(g)(l)(t)	Materials				587,637	16,520	13,046
Advanced Lighting Technologies, Inc., Warrants, 10/4/2027	(g)(l)(t)	Materials				9,262	86	56
Altus Power America Holdings, LLC, Common Equity	(g)(l)	Energy				462,008	462	69
Altus Power America Holdings, LLC, Preferred Equity	(g)(p)	Energy	9.0%, 5.0% PIK		10/3/23	955,284	955	955
AP Exhaust Holdings, LLC, Class A1 Common Units	(g)(l)(n)	Automobiles & Components				8	—	—
AP Exhaust Holdings, LLC, Class A1 Preferred Units	(g)(l)(n)	Automobiles & Components				803	895	811
APP Holdings, LP, Warrants, 5/25/2026	(g)(j)(l)	Capital Goods				698,482	2,545	1,903
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(l)(m)	Energy				96,800,082	29,100	24,200
ASG Everglades Holdings, Inc., Common Equity	(g)(l)(t)	Software & Services				1,689,767	36,422	83,052
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	(g)(l)(t)	Software & Services				229,541	6,542	6,289
Aspect Software Parent, Inc., Common Equity	(g)(l)(t)	Software & Services				428,935	20,197	—
Aurora Diagnostics Holdings, LLC, Warrants, 5/25/2027	(e)(f)(g)(l)	Health Care Equipment & Services				229,489	1,671	1,640
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(j)(l)	Retailing				3,451,216	1,898	49
Chisholm Oil and Gas, LLC, Series A Units	(g)(l)(n)	Energy				70,947	71	70
CSF Group Holdings, Inc., Common Equity	(g)(l)	Capital Goods				391,300	391	274
Eastman Kodak Co., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				61,859	1,203	192
Escape Velocity Holdings, Inc., Common Equity	(g)(l)	Software & Services				19,312	193	456
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	(g)(l)(n)	Energy				21,000	21,000	6,090
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(l)(n)	Energy				3,937	2,601	1,152
FourPoint Energy, LLC, Common Equity, Class E-II Units	(g)(l)(n)	Energy				48,025	12,006	13,807
FourPoint Energy, LLC, Common Equity, Class E-III Units	(g)(l)(n)	Energy				70,875	17,719	20,554
Fronton Investor Holdings, LLC, Class B Units	(g)(n)(t)	Consumer Services				14,943	7,017	17,782
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(j)(l)	Commercial & Professional Services				42,281,308	42,281	38,053
H.I.G. Empire Holdco, Inc., Common Equity	(g)(l)	Retailing				375	1,118	1,117

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Harvey Holdings, LLC, Common Equity	(g)(l)	Capital Goods				2,333,333	$2,333	$5,950
Imagine Communications Corp., Common Equity, Class A Units	(g)(l)	Media				33,034	3,783	2,573
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(l)(n)	Materials				441,238	441	662
International Aerospace Coatings, Inc., Common Equity	(f)(l)	Capital Goods				4,401	464	26
International Aerospace Coatings, Inc., Preferred Equity	(f)(l)	Capital Goods				1,303	1,303	1,303
JMC Acquisition Holdings, LLC, Common Equity	(g)(l)	Capital Goods				483	483	655
JSS Holdco, LLC, Net Profits Interest	(g)(l)	Capital Goods				—	—	761
JW Aluminum Co., Common Equity	(f)(g)(l)(u)	Materials				972	—	—
JW Aluminum Co., Preferred Equity	(f)(g)(u)	Materials	12.5% PIK		11/17/25	4,499	49,429	57,260
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(l)(n)	Capital Goods				490,213	490	—
Micronics Filtration Holdings, Inc., Common Equity	(g)(l)	Capital Goods				53,073	553	—
Micronics Filtration Holdings, Inc., Preferred Equity, Series A	(g)(l)	Capital Goods				55	553	901
Micronics Filtration Holdings, Inc., Preferred Equity, Series B	(g)(l)	Capital Goods				23	229	254
Mood Media Corp., Common Equity	(g)(j)(l)(t)	Media				16,243,967	11,804	26,754
North Haven Cadence TopCo, LLC, Common Equity	(g)(l)	Consumer Services				1,041,667	1,042	1,615
PDI Parent LLC, Common Equity	(g)(l)	Capital Goods				1,384,615	1,385	1,454
PSAV Holdings LLC, Common Equity	(f)(l)	Technology Hardware & Equipment				10,000	10,000	34,000
Ridgeback Resources Inc., Common Equity	(f)(j)(l)	Energy				324,954	1,997	1,973
Roadhouse Holding Inc., Common Equity	(g)(l)(t)	Consumer Services				6,672,036	6,932	—
S1 Blocker Buyer Inc., Common Equity	(g)	Commercial & Professional Services				59	587	893
Safariland, LLC, Common Equity	(f)(l)	Capital Goods				25,000	2,500	8,200
Safariland, LLC, Warrants, 7/27/2018	(f)(l)	Capital Goods				2,263	246	742
Safariland, LLC, Warrants, 9/20/2019	(f)(l)	Capital Goods				2,273	227	746
SandRidge Energy, Inc., Common Equity	(g)(j)(l)(s)	Energy				421,682	9,413	8,885
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(l)	Commercial & Professional Services				33,306	3,400	14,898
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	9.5% PIK		11/10/18	8,000	13,376	13,378

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(l)	Commercial & Professional Services				1,293	$1	$422
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(l)	Commercial & Professional Services				19,388	12	6,733
Sequential Brands Group, Inc., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				206,664	2,790	368
Sorenson Communications, Inc., Common Equity	(f)(l)	Telecommunication Services				46,163	—	37,858
SSC Holdco Limited, Common Equity	(g)(j)(l)	Health Care Equipment & Services				113,636	2,273	2,716
Sunnova Energy Corp., Common Equity	(g)(l)	Energy				192,389	722	—
Sunnova Energy Corp., Preferred Equity	(g)(l)	Energy				35,115	187	142
The Brock Group, Inc., Common Equity	(g)(l)	Energy				183,826	3,652	3,833
The Stars Group Inc., Warrants, 5/15/2024	(g)(j)(l)	Consumer Services				2,000,000	16,832	25,140
ThermaSys Corp., Common Equity	(f)(l)	Capital Goods				51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(l)	Capital Goods				51,813	5,181	78
Viper Holdings, LLC, Series I Units	(g)(l)	Consumer Durables & Apparel				308,948	509	541
Viper Holdings, LLC, Series II Units	(g)(l)(n)	Consumer Durables & Apparel				316,770	522	554
Viper Parallel Holdings LLC, Class A Units	(g)(l)	Consumer Durables & Apparel				649,538	1,070	1,137
VPG Metals Group LLC, Class A-2 Units	(f)(l)	Materials				3,637,500	3,638	2,183
Warren Resources, Inc., Common Equity	(f)(g)(l)	Energy				113,515	534	193
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	(g)(l)	Software & Services				215,662	1,714	2,092
Zeta Interactive Holdings Corp., Preferred Equity, Series F	(g)(l)	Software & Services				196,151	1,714	1,830
Zeta Interactive Holdings Corp., Warrants, 4/20/2027	(g)(l)	Software & Services				29,422	—	102

Total Equity/Other							387,715	501,922

TOTAL INVESTMENTS—171.8%							$3,816,846	3,926,234

LIABILITIES IN EXCESS OF OTHER ASSETS—(71.8%)								(1,641,511)

NET ASSETS—100%								$2,284,723

(a)	Security may be an obligation of one or more entities affiliated with the named company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 1.69%, the Euro Interbank Offered Rate, or EURIBOR, was (0.33)% and the U.S. Prime Lending Rate, or Prime, was 4.50%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)

Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the term loan facility with JPMorgan Chase Bank, N.A. (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)

Security or portion thereof held within Hamilton Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with HSBC Bank USA, N.A. (see Note 8).

(i)	Position or portion thereof unsettled as of December 31, 2017.

(j)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2017, 82.0% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within IC Arches Investments LLC, a wholly-owned subsidiary of the Company.

(p)	Security held within IC Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(q) Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(r) Asset is on non-accrual status.

(s)	Security is classified as Level 1 in the Company’s fair value hierarchy (see Note 7).

(t)

Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the year ended December 31, 2017:

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(5)	PIK Income(5)	Fee Income(5)
Senior Secured Loans—First Lien
Advanced Lighting Technologies, Inc.	$—	$—	$20,026	$(2,948)	$138	$8	$3,159	$20,383	$584	$—	$891
ASG Technologies Group, Inc.	54,766	—	11,832	(65,789)	49	295	(1,153)	—	3,203	356	—
Aspect Software, Inc.(1)(2)	—	634	536	(178)	—	—	—	992	93	—	14
Aspect Software, Inc.(2)	—	697	—	(18)	—	—	(51)	628	79	—	3
Aspect Software, Inc.(3)	—	—	—	—	—	—	(361)	(361)	6	—	12
Logan’s Roadhouse, Inc.(4)	—	—	6,963	—	—	—	(11)	6,952	32	81	729
Senior Secured Loans—Second Lien
ASG Technologies Group, Inc.	23,872	—	—	(24,611)	549	5,529	(5,339)	—	2,286	—	1,231
Logan’s Roadhouse, Inc.	15,415	—	5,648	—	32	—	(11,016)	10,079	12	2,032	—
Senior Secured Bonds
Advanced Lighting Technologies, Inc.	—	32,222	—	(34,048)	—	1,826	—	—	2,169	—	—
Advanced Lighting Technologies, Inc.	—	—	22,728	—	—	—	—	22,728	337	—	—
Mood Media Corp.	—	21,568	—	—	—	—	107	21,675	1,535	—	—
Subordinated Debt
Mood Media Corp.(2)	—	5,689	—	(6,460)	44	727	—	—	432	—	—
Equity/Other
Advanced Lighting Technologies, Inc., Common Equity	—	—	16,520	—	—	—	(3,474)	13,046	—	—	—
Advanced Lighting Technologies, Inc., Warrants	—	—	86	—	—	—	(30)	56	—	—	—
Advanced Lighting Technologies, Inc., Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
ASG Everglades Holdings, Inc., Common Equity	79,673	—	—	—	—	—	3,379	83,052	—	—	—
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	5,830	—	—	—	—	—	459	6,289	—	—	—
Aspect Software, Inc.(2)	—	19,792	100	—	—	305	(20,197)	—	—	—	—
Fronton Investor Holdings, LLC, Class B Units	15,092	—	—	(7,994)	—	—	10,684	17,782	—	—	—
Mood Media Corp.	—	6,662	5,142	—	—	—	14,950	26,754	—	—	—
Roadhouse Holding Inc., Common Equity	8,147	—	—	—	—	—	(8,147)	—	—	—	—

Total	$202,795	$87,264	$89,581	$(142,046)	$812	$8,690	$(17,041)	$230,055	$10,768	$2,469	$2,880

(1)	Security includes a partially unfunded commitment with an amortized cost of $25 and a fair value of $25.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(2)

The Company held this investment as of December 31, 2016 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2016. Transfers in or out have been presented at amortized cost.

(3)	Security is an unfunded commitment with an amortized cost of $361 and a fair value of $0.

(4)	Security includes a partially unfunded commitment with an amortized cost of $1,131 and a fair value of $1,120.

(5)	Interest, PIK, fee and dividend income presented for the full year ended December 31, 2017.

(u)

Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Company held investments in one portfolio company of which it is deemed to be an “affiliated person” and deemed to “control”. During the year ended December 31, 2017, the Company disposed of investments in one portfolio of which it was deemed to be an “affiliated person” and deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person and deemed to control for the year ended December 31, 2017:

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(2)	PIK Income(2)
Senior Secured Loans—First Lien
Swiss Watch International, Inc.(1)	$—	$12,185	$—	$(1,615)	$—	$(10,570)	$—	$—	$—	$—
Swiss Watch International, Inc.(1)	—	42,301	—	—	—	(42,301)	—	—	(7)	—
Senior Secured Loans—Second Lien
JW Aluminum Co.	38,039	—	146	(85)	4	—	(96)	38,008	3,536	146
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	45,031	—	5,922	—	—	—	6,307	57,260	844	5,923
SWI Holdco LLC, Common Equity(1)	—	—	8	—	—	(8)	—	—	—	—

Total	$83,070	$54,486	$6,076	$(1,700)	$4	$(52,879)	$6,211	$95,268	$4,373	$6,069

(1)

The Company held this investment as of December 31, 2016 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2016. Transfers in or out have been presented at amortized cost.

(2)	Interest, PIK, fee and dividend income presented for the full year ended December 31, 2017.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation (NYSE: FSIC), or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of June 30, 2018, the Company had two wholly-owned financing subsidiaries and five wholly-owned subsidiaries through which it holds interests in portfolio companies. The unaudited consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of June 30, 2018. All significant intercompany transactions have been eliminated in consolidation. Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Company’s investment adviser will seek to tailor the Company’s investment focus as market conditions evolve. Depending on market conditions, the Company may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

As the Company previously announced on April 9, 2018, GSO / Blackstone Debt Funds Management LLC, or GDFM, resigned as the investment sub-adviser to the Company and terminated the investment sub-advisory agreement, or the investment sub-advisory agreement, between FB Income Advisor, LLC, or FB Advisor, and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, on April 9, 2018, the Company entered into an investment advisory agreement, or the FS/KKR Advisor investment advisory agreement, with FS/KKR Advisor, LLC, or FS/KKR Advisor, a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. (which does business as FS Investments) and by KKR Credit Advisors (US), LLC, or KKR Credit, pursuant to which FS/KKR Advisor acts as investment adviser to the Company. The FS/KKR Advisor investment advisory agreement replaced the amended and restated investment advisory agreement, dated July 17, 2014, or the FB Advisor investment advisory agreement, by and between the Company and FB Advisor.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization (continued)

On July 22, 2018, the Company entered into an Agreement and Plan of Merger, or the Merger Agreement, with Corporate Capital Trust, Inc., a Maryland corporation, or CCT, IC Acquisition, Inc., a Maryland corporation and wholly-owned subsidiary of the Company, or the Merger Sub, and FS/KKR Advisor. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into CCT, with CCT continuing as the surviving company and as a wholly-owned subsidiary of the Company, or the Merger, and, immediately thereafter, CCT will merge with and into the Company, with the Company continuing as the surviving company, or together with the Merger, the Transaction. See Note 11 for additional information.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2017 included in the Company’s annual report on Form 10-K for the year ended December 31, 2017. Operating results for the three and six months ended June 30, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018. The December 31, 2017 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2017. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Capital Gains Incentive Fee: Pursuant to the terms of the FS/KKR Advisor investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the FS/KKR Advisor investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to FS/KKR Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The terms of the incentive fee on capital gains were substantially similar under the FB Advisor investment advisory agreement.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Subordinated Income Incentive Fee: Pursuant to the terms of the FS/KKR Advisor investment advisory agreement, FS/KKR Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the FS/KKR Advisor investment advisory agreement is calculated and payable quarterly in arrears, and equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter subject to a hurdle rate, expressed as a rate of return on the value of the Company’s net assets, equal to 1.75% per quarter (1.875% under the FB Advisor investment advisory agreement), or an annualized hurdle rate of 7.0% (7.5% under the FB Advisor investment advisory agreement). As a result, FS/KKR Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75% (1.875% under the FB Advisor investment advisory agreement). Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS/KKR Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually (2.34375%, or 9.375% annually under the FB Advisor investment advisory agreement), of the value of the Company’s net assets. Thereafter, FS/KKR Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a cap equal to (i) 20.0% of the per share pre-incentive fee return for the then-current and eleven preceding calendar quarters minus the cumulative per share incentive fees accrued and/or payable for the eleven preceding calendar quarters multiplied by (ii) the weighted average number of shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the foregoing purpose, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of the Company’s pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company’s investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, base management fees for the calendar quarter, divided by (ii) the weighted average number of shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of shares outstanding during such calendar quarter.

Partial Loan Sales: The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing, or ASC Topic 860, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 8 for additional information.

Reclassifications: Certain amounts in the unaudited consolidated financial statements as of and for the three and six months ended June 30, 2017 and the audited consolidated financial statements as of and for the year ended December 31, 2017 may have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements as of and for the three and six months ended June 30, 2018. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Effective January 1, 2018, the Company adopted Accounting Standards Codification Topic 606, Revenue from Contracts with Customers, using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption. The Company did not identify any in-scope contracts that had not been completed as of the date of adoption and, as a result, the Company did not recognize a cumulative effect on stockholders’ equity in connection with the adoption of the new revenue recognition guidance.

The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. Under the new revenue recognition guidance, which the Company has applied to all new in-scope contracts as of the date of adoption, structuring and other upfront fees are recognized as revenue based on the transaction price as the performance obligation is fulfilled. The related performance obligation consists of structuring activities and is satisfied over time as such activities are performed. Consideration is variable and is constrained from being included in the transaction price until the uncertainty associated with the variable consideration is resolved, typically as of the trade date of the related transaction. Payment is typically due on the settlement date of the related transaction.

For the six months ended June 30, 2018, the Company recognized $2,555 in structuring fee revenue under the new revenue recognition guidance and included such revenue in the fee income line item on its consolidated statement of operations. Comparative periods are presented in accordance with revenue recognition guidance effective prior to January 1, 2018, under which the Company recorded structuring and other non-recurring upfront fees as income when earned. The Company has determined that the adoption of the new revenue recognition guidance did not have a material impact on the amount of revenue recognized for the six months ended June 30, 2018.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the six months ended June 30, 2018 and 2017:

	Six Months Ended June 30,
	2018		2017
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	—	$—	1,089,653	$10,584
Share Repurchase Program	(5,122,663)	(38,904)	—	—

Net Proceeds from Share Transactions	(5,122,663)	$(38,904)	1,089,653	$10,584

During the six months ended June 30, 2018, the administrator for the Company’s distribution reinvestment plan, or DRP, purchased 1,151,993 shares of common stock in the open market at an average price per share of $7.61 (totaling $8,762) pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from July 1, 2018 to August 8, 2018, the administrator for the DRP purchased 398,169 shares of common stock in the open market at an average price per share of $7.76 (totaling $3,088) pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.

Share Repurchase Program

In February 2018, the Company’s board of directors authorized a stock repurchase program. Under the program, the Company may repurchase up to $50 million in the aggregate of its outstanding common stock in the open market at prices below the then-current net asset value per share. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, the Company’s stock price, applicable legal and regulatory requirements and other factors. The program will be in effect through February 21, 2019, unless extended or until the aggregate repurchase amount that has been approved by the Company’s board of directors has been expended. The program does not require the Company to repurchase any specific number of shares. The program may be suspended, extended, modified or discontinued at any time.

During the six months ended June 30, 2018, the Company repurchased 5,122,663 shares of common stock pursuant to the share repurchase program at an average price per share of $7.59 (totaling $38,904). During the period from July 1, 2018 to August 8, 2018, the Company repurchased 1,107,988 shares of common stock pursuant to the share repurchase program at an average price per share (inclusive of commissions paid) of $7.66 (totaling $8,488).

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the FS/KKR Advisor investment advisory agreement, FS/KKR Advisor is entitled to an annual base management fee based on the average weekly value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.50% of the average weekly value of the Company’s gross assets. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that FS/KKR Advisor may be entitled to under the FS/KKR Advisor investment advisory agreement.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to the FB Advisor investment advisory agreement, FB Advisor was entitled to an annual base management fee equal to 1.75% of the average value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. FB Advisor had agreed, effective October 1, 2017, to (a) waive a portion of the base management fee to which it was entitled under the FB Advisor investment advisory agreement so that the fee received equaled 1.50% of the average value of the Company’s gross assets and (b) continue to calculate the subordinated incentive fee on income to which it was entitled under the FB Advisor investment advisory agreement as if the base management fee was 1.75% of the average value of the Company’s gross assets. Pursuant to the investment sub-advisory agreement, GDFM was entitled to receive 50% of all management and incentive fees payable to FB Advisor under the FB Advisor investment advisory agreement with respect to each year.

On April 9, 2018, the Company entered into a new administration agreement with FS/KKR Advisor, or the FS/KKR Advisor administration agreement, which replaced an administration agreement with FB Advisor, or the FB Advisor administration agreement. Pursuant to the FS/KKR Advisor administration agreement, FS/KKR Advisor oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. FS/KKR Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s stockholders and reports filed with the SEC. In addition, FS/KKR Advisor assists the Company in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

Pursuant to the FS/KKR Advisor administration agreement, the Company reimburses FS/KKR Advisor for expenses necessary to perform services related to its administration and operations, including FS/KKR Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to the Company on behalf of FS/KKR Advisor. The Company reimburses FS/KKR Advisor no less than quarterly for all costs and expenses incurred by FS/KKR Advisor in performing its obligations and providing personnel and facilities under the FS/KKR Advisor administration agreement. FS/KKR Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FS/KKR Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FS/KKR Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs. The FB Advisor administration agreement was substantially similar to the FS/KKR Advisor administration agreement.

The following table describes the fees and expenses accrued under the FB Advisor investment advisory agreement, the FB Advisor administration agreement, the FS/KKR Advisor investment advisory agreement, and

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

the FS/KKR Advisor administration agreement, as applicable, during the three and six months ended June 30, 2018 and 2017:

			Three Months Ended June 30,		Six Months Ended June 30,
Related Party	Source Agreement	Description	2018	2017	2018	2017
FB Advisor and FS/KKR Advisor	FB Advisor Investment Advisory Agreement and FS/KKR Advisor Investment Advisory Agreement	Base Management Fee(1)	$15,088	$18,367	$30,391	$36,734
FB Advisor and FS/KKR Advisor	FB Advisor Investment Advisory Agreement and FS/KKR Advisor Investment Advisory Agreement	Subordinated Incentive Fee on Income(2)	$10,906	$11,617	$22,905	$24,764
FB Advisor and FS/KKR Advisor	FB Advisor Administration Agreement and FS/KKR Advisor Administration Agreement	Administrative Services Expenses(3)	$742	$742	$1,476	$1,476

(1)

FB Advisor agreed, effective October 1, 2017, to waive a portion of the base management fee to which it was entitled under the FB Advisor investment advisory agreement so that the fee received equaled 1.50% of the average value of the Company’s gross assets. For the three and six months ended June 30, 2018, the amount shown is net of waivers of $225 and $2,776, respectively. During the six months ended June 30, 2018 and 2017, $30,753 and $36,389, respectively, in base management fees were paid to FB Advisor. As of June 30, 2018, $15,088 in base management fees were payable to FB Advisor and FS/KKR Advisor.

(2)

During the six months ended June 30, 2018 and 2017, $24,870 and $26,032, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of June 30, 2018, a subordinated incentive fee on income of $10,906 was payable to FB Advisor and FS/KKR Advisor.

(3)

During the six months ended June 30, 2018 and 2017, $1,226 and $1,334, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and FS/KKR Advisor and the remainder related to other reimbursable expenses. The Company paid $1,086 and $1,433, respectively, in administrative services expenses to FB Advisor and FS/KKR Advisor during the six months ended June 30, 2018 and 2017.

Potential Conflicts of Interest

The members of the senior management and investment teams of FS/KKR Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, FS/KKR Advisor is the investment adviser to FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust, Inc. and Corporate Capital Trust II, and the officers, managers and other personnel of FS/KKR Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For additional information regarding potential conflicts of interest, see the Company’s annual report on Form 10-K for the year ended December 31, 2017.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated June 4, 2013, or the FS Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FB Advisor or its affiliated investment advisers. However, in connection with the investment advisory relationship with FS/KKR Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors authorized and directed that the Company (i) withdraw from the FS Order, except with respect to any transaction in which the Company participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by FS/KKR Advisor or KKR Credit, with certain affiliates of FS/KKR Advisor.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared on its common stock during the six months ended June 30, 2018 and 2017:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2017
March 31, 2017	$0.22275	$54,485
June 30, 2017	0.22275	54,607

Total	$0.44550	$109,092

Fiscal 2018
March 31, 2018	$0.19000	$46,683
June 30, 2018	0.19000	45,945

Total	$0.38000	$92,628

On August 2, 2018, the Company’s board of directors declared a regular quarterly cash distribution of $0.19 per share, which will be paid on or about October 2, 2018 to stockholders of record as of the close of business on September 19, 2018. As previously announced by the Company, subject to market conditions, the Company’s board of directors currently intends to make a special distribution in the fourth quarter of 2018 that equates to the cumulative amount, if any, of net investment income earned during the twelve months following October 1, 2017 that is in excess of $0.76 per share. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

Pursuant to the Company’s DRP, the Company will reinvest all cash dividends or distributions declared by the Company’s board of directors on behalf of stockholders who do not elect to receive their distributions in

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

cash. As a result, if the Company’s board of directors declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Company’s common stock.

With respect to each distribution pursuant to the DRP, the Company reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless the Company, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Company’s common stock on the payment date for the distribution, then the Company will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in the sole discretion of the Company, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Company will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Company issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Company’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Company’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the six months ended June 30, 2018 and 2017:

Six Months Ended June 30,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	92,628	100%	109,092	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—

Total	$92,628	100%	$109,092	100%

(1)

During the six months ended June 30, 2018 and 2017, 86.2% and 89.7%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.2% and 1.3%, respectively, was attributable to non-cash accretion of discount and 12.6% and 9.0%, respectively, was attributable to PIK interest.

The Company’s net investment income on a tax basis for the six months ended June 30, 2018 and 2017 was $97,627 and $100,805, respectively. As of June 30, 2018 and December 31, 2017, the Company had $151,646 and $146,647 of undistributed net investment income, respectively, and $173,033 and $195,140, respectively, of accumulated capital losses on a tax basis.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains or deferred to future periods for tax purposes, the impact of consolidating certain subsidiaries for purposes of computing GAAP-basis net investment income but not for purposes of computing tax-basis net investment income and income recognized for tax purposes on certain transactions but not recognized for GAAP purposes.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the six months ended June 30, 2018 and 2017:

	Six Months Ended June 30,
	2018	2017
GAAP-basis net investment income	$96,502	$99,050
Income subject to tax not recorded for GAAP	(2,836)	(163)
GAAP versus tax-basis impact of consolidation of certain subsidiaries	5,689	5,856
Reclassification or deferral of unamortized original issue discount, prepayment fees and other income	(1,804)	(4,100)
Other miscellaneous differences	76	162

Tax-basis net investment income	$97,627	$100,805

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of June 30, 2018 and December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	June 30, 2018 (Unaudited)	December 31, 2017
Distributable ordinary income	$151,646	$146,647
Distributable realized gains (accumulated capital losses)(1)	(173,033)	(195,140)
Other temporary differences	(236)	(257)
Net unrealized appreciation (depreciation) on investments and secured borrowing and gain/loss on foreign currency(2)	(72,249)	60,636

Total	$(93,872)	$11,886

(1)

Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of June 30, 2018, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $2,823 and $170,210, respectively.

(2)

As of June 30, 2018 and December 31, 2017, the gross unrealized appreciation on the Company’s investments and secured borrowing and gain on foreign currency was $203,378 and $259,416, respectively. As of June 30, 2018 and December 31, 2017, the gross unrealized depreciation on the Company’s investments and secured borrowing and loss on foreign currency was $275,627 and $198,780, respectively.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $3,704,810 and $3,869,322 as of June 30, 2018 and December 31, 2017, respectively. The aggregate net unrealized appreciation (depreciation) on investments on a tax basis was $(77,909) and $56,912 as of June 30, 2018 and December 31, 2017, respectively.

As of June 30, 2018, the Company had a deferred tax liability of $10,425 resulting from unrealized appreciation on investments held by the Company’s wholly-owned taxable subsidiaries and a deferred tax asset of $18,087 resulting from net operating losses of the Company’s wholly-owned taxable subsidiaries. As of June 30, 2018, certain wholly-owned taxable subsidiaries anticipated that they would be unable to fully utilize their generated net operating losses and capital losses, therefore the deferred tax asset was offset by a valuation allowance of $7,662. For the six months ended June 30, 2018, the Company did not record a provision for taxes related to its wholly-owned taxable subsidiaries.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of June 30, 2018 and December 31, 2017:

	June 30, 2018
	(Unaudited)			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,444,868	$2,435,357	67%	$2,501,103	$2,520,994	64%
Senior Secured Loans—Second Lien	151,825	129,795	4%	222,232	197,588	5%
Senior Secured Bonds	192,740	185,986	5%	157,699	161,650	4%
Subordinated Debt	476,692	437,774	12%	500,626	489,761	13%
Collateralized Securities	46,522	51,961	1%	47,471	54,319	1%
Equity/Other	348,136	386,028	11%	387,715	501,922	13%

Total	$3,660,783	$3,626,901	100%	$3,816,846	$3,926,234	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of June 30, 2018, the Company held investments in one portfolio company of which it is deemed to “control.” As of June 30, 2018, the Company held investments in seven portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the unaudited consolidated schedule of investments as of June 30, 2018 in this quarterly report on Form 10-Q.

As of December 31, 2017, the Company held investments in one portfolio company of which it is deemed to “control.” As of December 31, 2017, the Company held investments in six portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the consolidated schedule of investments as of December 31, 2017 in this quarterly report on Form 10-Q.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, pursuant to which the Company may be required to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of June 30, 2018, the Company had twenty-two unfunded debt investments with aggregate unfunded commitments of $126,991 and one unfunded commitment to purchase up to $112 in shares of preferred stock of Altus Power America Holdings, LLC. As of December 31, 2017, the Company had twenty unfunded debt investments with aggregate unfunded commitments of $154,074, one unfunded commitment to purchase up to $295 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded commitment to purchase up to $4 in shares of common stock of Chisholm Oil and Gas, LLC. The Company maintains sufficient cash on hand, available borrowings and liquid securities to fund such

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s unaudited consolidated schedule of investments as of June 30, 2018 and the Company’s audited consolidated schedule of investments as of December 31, 2017.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2018 and December 31, 2017:

	June 30, 2018 (Unaudited)		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$18,182	0%	$13,579	0%
Capital Goods	1,034,775	29%	1,053,614	27%
Commercial & Professional Services	412,621	11%	560,414	14%
Consumer Durables & Apparel	160,871	4%	173,855	4%
Consumer Services	158,551	4%	265,220	7%
Diversified Financials	140,969	4%	140,249	4%
Energy	246,721	7%	257,841	7%
Food, Beverage & Tobacco	94,097	3%	69,979	2%
Health Care Equipment & Services	248,520	7%	239,916	6%
Insurance	415	0%	—	—
Materials	359,052	10%	370,740	10%
Media	88,109	2%	128,335	3%
Retailing	175,315	5%	174,289	4%
Semiconductors & Semiconductor Equipment	2,724	0%	6,490	0%
Software & Services	281,447	8%	205,052	5%
Technology Hardware & Equipment	25,000	1%	34,000	1%
Telecommunication Services	164,444	5%	164,864	4%
Transportation	15,088	0%	67,797	2%

Total	$3,626,901	100%	$3,926,234	100%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2018 and December 31, 2017, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	June 30, 2018 (Unaudited)	December 31, 2017
Level 1—Price quotations in active markets	$642	$9,445
Level 2—Significant other observable inputs	373,963	—
Level 3—Significant unobservable inputs	3,252,296	3,916,789

	$3,626,901	$3,926,234

The Company has elected the fair value option under ASC Topic 825, Financial Instruments, relating to accounting for debt obligations at their fair value for its secured borrowing which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowing as a component of the net change in unrealized appreciation (depreciation) on secured borrowing in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

The Company’s investments consist primarily of debt investments that were acquired directly from the issuer. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Such investments described above are typically classified as Level 3 within the fair value hierarchy. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, the Company values its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services and are typically classified as Level 2 within the fair value hierarchy.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers and independent valuation firms as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. The valuation committee of the Company’s board of directors, or the valuation committee, and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2018 and 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Six Months Ended June 30, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,520,994	$197,588	$161,650	$489,761	$54,319	$492,477	$3,916,789
Accretion of discount (amortization of premium)	772	11	783	53	4	145	1,768
Net realized gain (loss)	(538)	13	(767)	—	—	32,616	31,324
Net change in unrealized appreciation (depreciation)	(29,888)	(4,188)	(10,533)	(27,181)	(1,409)	(76,925)	(150,124)
Purchases	230,820	4,167	—	4,066	853	32,980	272,886
Paid-in-kind interest	2,017	497	2,339	15,417	—	4,508	24,778
Sales and repayments	(295,418)	(37,447)	(6,946)	(24,497)	(1,806)	(100,415)	(466,529)
Net transfers in or out of Level 3(1)	(113,245)	(112,861)	(19,898)	(132,592)	—	—	(378,596)

Fair value at end of period	$2,315,514	$47,780	$126,628	$325,027	$51,961	$385,386	$3,252,296

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(26,980)	$(3,612)	$(11,011)	$(26,883)	$(1,409)	$(51,911)	$(121,806)

	For the Six Months Ended June 30, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$1,935,441	$599,155	$159,470	$454,045	$72,058	$500,321	$3,720,490
Accretion of discount (amortization of premium)	1,002	2,574	312	829	4	1	4,722
Net realized gain (loss)	(53,350)	201	(47,058)	(15,213)	(379)	631	(115,168)
Net change in unrealized appreciation (depreciation)	59,681	(3,672)	48,942	32,349	(4,057)	(29,315)	103,928
Purchases	574,566	58,786	39,252	139,139	15	21,871	833,629
Paid-in-kind interest	629	1,672	11	13,023	—	3,073	18,408
Sales and repayments	(189,839)	(388,112)	(30,615)	(56,370)	(9,674)	(267)	(674,877)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,328,130	$270,604	$170,314	$567,802	$57,967	$496,315	$3,891,132

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$10,863	$(3,511)	$(628)	$14,287	$(3,259)	$(33,719)	$(15,967)

(1)

As of June 30, 2018, the Company determined to classify investments whose valuations were obtained from independent third-party pricing services as Level 2 in the fair value hierarchy as the Company identified significant other observable inputs in these market quotations. It is the Company’s policy to recognize transfers between levels at the beginning of the reporting period.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2017 of a secured borrowing for which significant unobservable inputs (Level 3) were used in determining market value:

For the Six Months Ended June 30, 2017
Secured Borrowing
Fair value at beginning of period	$(2,880)
Amortization of premium (accretion of discount)	(3)
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(10)
Repayments on secured borrowing	—
Paid-in-kind interest	—
Proceeds from secured borrowing	—
Net transfers in or out of Level 3	—

Fair value at end of period	$(2,893)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(10)

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2018 and December 31, 2017 were as follows:

Type of Investment	Fair Value at June 30, 2018 (Unaudited)	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$2,137,534	Market Comparables	Market Yield (%)	6.8% - 15.0%	11.0%
			EBITDA Multiples (x)	5.3x - 9.0x	7.8x
	131,176	Other(2)	Other(2)	N/A	N/A
	46,804	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	47,780	Market Comparables	Market Yield (%)	9.7% - 14.8%	13.1%
			EBITDA Multiples (x)	5.3x - 5.8x	5.5x
Senior Secured Bonds	50,319	Market Comparables	Market Yield (%)	7.5% - 12.6%	8.6%
			EBITDA Multiples (x)	5.0x - 9.0x	7.7x
			Production Multiples (Mboe/d)	$47,500.0 - $52,500.0	$50,000.0
			Proved Reserves Multiples (Mmboe)	$16.0 - $17.5	$16.8
			PV-10 Multiples (x)	1.1x - 1.2x	1.1x
	76,309	Other(2)	Other(2)	N/A	N/A
Subordinated Debt	325,027	Market Comparables	Market Yield (%)	13.2% - 24.0%	14.6%
			EBITDA Multiples (x)	8.3x - 11.7x	8.8x
Collateralized Securities	51,961	Market Quotes	Indicative Dealer Quotes	4.4% - 100.3%	62.6%
Equity/Other	326,235	Market Comparables	Market Yield (%)	16.5% - 17.0%	16.7%
			Capacity Multiple ($/kW)	$1,875.0 - $2,125.0	$2,000.0
			EBITDA Multiples (x)	4.3x - 14.0x	8.0x
			Production Multiples (Mboe/d)	$47,500.0 - $52,500.0	$50,000.0
			Production Multiples (MMcfe/d)	$4,000.0 - $4,500.0	$4,250.0
			Proved Reserves Multiples (Bcfe)	$1.0 - $1.1	$1.0
			Proved Reserves Multiples (Mmboe)	$16.0 - $17.5	$16.8
			PV-10 Multiples (x)	1.1x - 2.1x	1.9x
		Discounted Cash Flow	Discount Rate (%)	13.5% - 15.5%	14.5%
		Option Valuation Model	Volatility (%)	30.0% - 30.0%	30.0%
	59,151	Other(2)	Other(2)	N/A	N/A

Total	$3,252,296

(1)

Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$2,355,454	Market Comparables	Market Yield (%)	6.2% - 14.0%	9.8%
			EBITDA Multiples (x)	5.0x - 8.0x	7.2x
	52,295	Other(2)	Other(2)	N/A	N/A
	113,245	Market Quotes	Indicative Dealer Quotes	85.5% - 102.8%	99.4%
Senior Secured Loans—Second Lien	84,727	Market Comparables	Market Yield (%)	8.3% - 20.7%	11.3%
			EBITDA Multiples (x)	5.0x - 6.0x	5.5x
	112,861	Market Quotes	Indicative Dealer Quotes	50.5% - 102.3%	93.7%
Senior Secured Bonds	112,534	Market Comparables	Market Yield (%)	7.7% - 12.3%	8.6%
			EBITDA Multiples (x)	4.8x - 8.0x	7.7x
			Production Multiples (Mboe/d)	$42,250.0 - $44,750.0	$43,500.0
			Proved Reserves Multiples (Mmboe)	$10.3 - $11.3	$10.8
			PV-10 Multiples (x)	0.8x - 0.8x	0.8x
	29,218	Other(2)	Other(2)	N/A	N/A
	19,898	Market Quotes	Indicative Dealer Quotes	99.5% - 100.5%	100.0%
Subordinated Debt	357,169	Market Comparables	Market Yield (%)	7.8% - 16.8%	14.5%
			EBITDA Multiples (x)	9.0x - 11.0x	9.5x
	132,592	Market Quotes	Indicative Dealer Quotes	50.0% - 108.5%	99.4%
Collateralized Securities	54,319	Market Quotes	Indicative Dealer Quotes	6.6% - 100.2%	65.8%
Equity/Other	448,949	Market Comparables	Market Yield (%)	15.3% - 15.8%	15.5%
			Capacity Multiple ($/kW)	$2,000.0 - $2,250.0	$2,125.0
			EBITDA Multiples (x)	4.8x - 23.5x	8.3x
			Production Multiples (Mboe/d)	$32,500.0 - $44,750.0	$34,191.4
			Production Multiples (MMcfe/d)	$5,000.0 - $5,500.0	$5,250.0
			Proved Reserves Multiples (Bcfe)	$1.8 - $2.0	$1.9
			Proved Reserves Multiples (Mmboe)	$8.3 - $11.3	$8.6
			PV-10 Multiples (x)	0.8x - 2.6x	2.3x
		Discounted Cash Flow	Discount Rate (%)	11.0% - 13.0%	12.0%
		Option Valuation Model	Volatility (%)	30.0% - 36.5%	35.3%
	43,528	Other(2)	Other(2)	N/A	N/A

Total	$3,916,789

(1)

Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of June 30, 2018 and December 31, 2017. For additional information regarding these financing arrangements, see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2017. Any significant changes to the Company’s financing arrangements during the three months ended June 30, 2018 are discussed below.

	As of June 30, 2018 (Unaudited)
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility(1)	Revolving Credit Facility	L+2.50%	$67,000		$83,000	December 15, 2021
ING Credit Facility(1)	Revolving Credit Facility	L+2.25%	64,280	(2)	263,220	March 16, 2021
Locust Street Credit Facility(1)	Term Loan Credit Facility	L+2.68%	425,000		—	November 1, 2020
4.000% Notes due 2019(3)	Unsecured Notes	4.00%	400,000		—	July 15, 2019
4.250% Notes due 2020(4)	Unsecured Notes	4.25%	405,000		—	January 15, 2020
4.750% Notes due 2022(5)	Unsecured Notes	4.75%	275,000		—	May 15, 2022

Total			$1,636,280		$346,220

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)

Amount includes borrowing in Euros and Canadian dollars. Euro balance outstanding of €41,372 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.17 as of June 30, 2018 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S dollars at an exchange rate of CAD $1.00 to $0.76 as of June 30, 2018 to reflect total amount outstanding in U.S. dollars.

(3)	As of June 30, 2018, the fair value of the 4.000% notes was approximately $399,704.

(4)	As of June 30, 2018, the fair value of the 4.250% notes was approximately $405,386.

(5)	As of June 30, 2018, the fair value of the 4.750% notes was approximately $274,530.

	As of December 31, 2017
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility(1)	Revolving Credit Facility	L+2.50%	$150,000		$—	December 15, 2021
ING Credit Facility(1)	Revolving Credit Facility	L+2.25%	66,750	(2)	260,750	March 16, 2021
Locust Street Credit Facility(1)	Term Loan Credit Facility	L+2.68%	425,000		—	November 1, 2020
4.000% Notes due 2019(3)	Unsecured Notes	4.00%	400,000		—	July 15, 2019
4.250% Notes due 2020(4)	Unsecured Notes	4.25%	405,000		—	January 15, 2020
4.750% Notes due 2022(5)	Unsecured Notes	4.75%	275,000		—	May 15, 2022

Total			$1,721,750		$260,750

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)

Borrowings in Euros and Canadian dollars. Euro balance outstanding of €41,576 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.20 as of December 31, 2017 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.80 as of December 31, 2017 to reflect total amount outstanding in U.S. dollars.

(3)	As of December 31, 2017, the fair value of the 4.000% notes was approximately $406,966.

(4)	As of December 31, 2017, the fair value of the 4.250% notes was approximately $414,828.

(5)	As of December 31, 2017, the fair value of the 4.750% notes was approximately $283,895.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three and six months ended June 30, 2018 and 2017, the components of total interest expense for the Company’s financing arrangements were as follows:

	Three Months Ended June 30,
	2018			2017
Arrangement(1)	Direct Interest Expense	Amortization of Deferred Financing Costs and Discount	Total Interest Expense	Direct Interest Expense	Amortization of Deferred Financing Costs and Discount	Total Interest Expense
Hamilton Street Credit Facility(2)	$1,239	$82	$1,321	$1,397	$81	$1,478
ING Credit Facility(2)	1,376	167	1,543	1,278	178	1,456
Locust Street Credit Facility	5,347	279	5,626	4,071	279	4,350
4.000% Notes due 2019	4,000	309	4,309	4,000	309	4,309
4.250% Notes due 2020	4,304	279	4,583	4,303	280	4,583
4.750% Notes due 2022	3,265	135	3,400	3,265	134	3,399
Partial Loan Sale(3)	—	—	—	40	2	42

Total	$19,531	$1,251	$20,782	$18,354	$1,263	$19,617

	Six Months Ended June 30,
	2018			2017
Arrangement(1)	Direct Interest Expense	Amortization of Deferred Financing Costs and Discount	Total Interest Expense	Direct Interest Expense	Amortization of Deferred Financing Costs and Discount	Total Interest Expense
Hamilton Street Credit Facility(2)	$2,704	$163	$2,867	$2,779	$162	$2,941
ING Credit Facility(2)	2,479	333	2,812	2,553	486	3,039
Locust Street Credit Facility	10,025	555	10,580	7,863	555	8,418
4.000% Notes due 2019	8,000	611	8,611	8,000	611	8,611
4.250% Notes due 2020	8,607	558	9,165	8,606	559	9,165
4.750% Notes due 2022	6,531	269	6,800	6,531	268	6,799
Partial Loan Sale(3)	—	—	—	80	3	83

Total	$38,346	$2,489	$40,835	$36,412	$2,644	$39,056

(1)

Borrowings of each of the Company’s wholly-owned, special-purpose financing subsidiaries are considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

(2)	Direct interest expense includes the effect of non-usage fees.

(3)	Total interest expense for the secured borrowing includes the effect of amortization of discount.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the six months ended June 30, 2018 were $1,727,463 and 4.41%, respectively. As of June 30, 2018, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 4.64%.

The Company’s average borrowings and weighted average interest rate, including the effect of non-usage fees, for the six months ended June 30, 2017 were $1,776,261 and 4.08%, respectively. As of June 30, 2017, the Company’s weighted average effective interest rate on borrowings, including the effect of non-usage fees, was 4.18%.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FS/KKR Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights

The following is a schedule of financial highlights of the Company for the six months ended June 30, 2018 and the year ended December 31, 2017:

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$9.30	$9.41
Results of operations(2)
Net investment income (loss)	0.40	0.83
Net realized and unrealized appreciation (depreciation) on investments and secured borrowing and gain/loss on foreign currency	(0.48)	(0.08)

Net increase (decrease) in net assets resulting from operations	(0.08)	0.75

Stockholder distributions(3)
Distributions from net investment income	(0.38)	(0.86)
Distributions from net realized gain on investments	—	—

Net decrease in net assets resulting from stockholder distributions	(0.38)	(0.86)

Capital share transactions
Issuance of common stock(4)	—	0.00
Repurchases of common stock(5)	0.03	—

Net increase (decrease) in net assets resulting from capital share transactions	0.03	—

Net asset value, end of period	$8.87	$9.30

Per share market value, end of period	$7.35	$7.35

Shares outstanding, end of period	240,602,753	245,725,416

Total return based on net asset value(6)	(0.54)%	7.97%

Total return based on market value(7)	5.03%	(21.39)%

Ratio/Supplemental Data:
Net assets, end of period	$2,134,778	$2,284,723
Ratio of net investment income to average net assets(8)	8.55%	8.86%
Ratio of total operating expenses to average net assets(8)	9.11%	9.48%
Ratio of net operating expenses to average net assets(8)	8.86%	9.37%
Portfolio turnover(9)	9.39%	29.17%
Total amount of senior securities outstanding, exclusive of treasury securities	$1,636,280	$1,721,750
Asset coverage per unit(10)	2.30	2.33

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(4)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the Company’s DRP. The issuance of common stock at a price that is greater than the net asset value per share results in an increase in net asset value per share. The per share impact of the Company’s DRP is an increase to the net asset value of less than $0.01 per share during the six months ended June 30, 2018 and year ended December 31, 2017.

(5)	Represents the incremental impact of the Company’s share repurchase program by buying shares in the open market at a price lower than NAV.

(6)

The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the period and dividing the total by the net asset value per share at the beginning of the period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)

The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Company’s DRP. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

(8)

Weighted average net assets during the applicable period are used for this calculation. Ratios for the six months ended June 30, 2018 are annualized. Annualized ratios for the six months ended June 30, 2018 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2018. The following is a schedule of supplemental ratios for the six months ended June 30, 2018 and year ended December 31, 2017:

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Ratio of subordinated income incentive fees to average net assets	2.03%	2.19%
Ratio of interest expense to average net assets	3.62%	3.44%
Ratio of excise taxes to average net assets	—	0.23%

(9)	Portfolio turnover for the six months ended June 30, 2018 is not annualized.

(10)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 11. Subsequent Events

Pending Merger with CCT

On July 22, 2018, the Company entered into the Merger Agreement with CCT, Merger Sub and FS/KKR Advisor. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement,

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Subsequent Events (continued)

Merger Sub will merge with and into CCT, with CCT continuing as the surviving company and as a wholly-owned subsidiary of the Company and, immediately thereafter, CCT will merge with and into the Company, with the Company continuing as the surviving company. The parties to the Merger Agreement intend the Transaction to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In the Merger, each share of CCT common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into a number of shares of the Company’s common stock equal to an exchange ratio to be determined in connection with the closing of the Merger, or the Exchange Ratio. The Exchange Ratio will equal the net asset value per share of CCT common stock (determined no earlier than two business days prior to the closing date of the Merger), divided by the net asset value per share of the Company’s common stock (determined no earlier than two business days prior to the closing date of the Merger). No fractional shares of the Company’s common stock will be issued, and holders of CCT common stock will receive cash in lieu of fractional shares.

Consummation of the Merger, which is currently anticipated to occur during the fourth quarter of 2018, is subject to certain closing conditions, including (1) requisite approvals of the Company’s stockholders and CCT stockholders, (2) the absence of certain legal impediments to the consummation of the Merger, (3) effectiveness of the registration statement for the Company’s common stock to be issued as consideration in the Merger, (4) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement and (5) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The Merger is expected to be accounted for as an asset acquisition in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of CCT’s assets and liabilities.

In connection with the Merger, the Company is seeking stockholder approval to amend the FS/KKR Advisor investment advisory agreement to (a) exclude cash and cash equivalents from the gross assets on which the annual base management fee is calculated, (b) revise the calculation of the cap on the subordinated incentive fee on income to take into account the historic per share pre-incentive fee return of both the Company and CCT, together with the historic per share incentive fees paid by both the Company and CCT, and (c) revise the calculation of incentive fees on capital gains to include historical net realized losses and unrealized depreciation of both the Company and CCT.

Revolving Credit Facility

On August 9, 2018, or the Effective Date, the Company entered into a senior secured revolving credit facility, or the Revolving Credit Facility, with CCT, FS Investment Corporation II, FS Investment Corporation III, JPMorgan Chase Bank, N.A., or JPMCB, as administrative agent, ING Capital LLC, or ING, as collateral agent and the lenders party thereto. The Revolving Credit Facility provides for borrowings in U.S. dollars and

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Subsequent Events (continued)

certain agreed upon foreign currencies in an initial aggregate amount of up to $3,435,000, with an option for the Company to request, at one or more times after the Effective Date, that existing or new lenders, at their election, provide up to $1,717,500 of additional commitments. As of the Effective Date, the Revolving Credit Facility provides that the Company may borrow up to a sublimit of $685,000 of the total facility amount, which sublimit may be reduced or increased from time to time pursuant to the terms of the Revolving Credit Facility and subject to the oversight and approval of the Company’s board of directors. The Revolving Credit Facility provides for the issuance of letters of credit on behalf of the Company in an aggregate face amount not to exceed $25,000. The Company’s obligations under the Revolving Credit Facility are guaranteed by certain of the Company’s subsidiaries, including Race Street Funding LLC, IC American Energy Investments, Inc., FSIC Investments, Inc., IC Altus Investments, LLC, IC Arches Investments, LLC and Hamilton Street Funding LLC. The Company’s obligations under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder.

Availability under the Revolving Credit Facility will terminate on August 9, 2022, or the Revolver Termination Date, and the outstanding loans under the Revolving Credit Facility will mature on August 9, 2023. The Revolving Credit Facility also requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the Revolver Termination Date.

The proceeds of the Revolving Credit Facility drawn by the Company on the Effective Date were used in part to prepay in full all loans outstanding on the Effective Date under (i) the Senior Secured Revolving Credit Agreement, dated as of April 3, 2014, by and among the Company, the lenders party thereto and ING as administrative agent (as amended, restated, amended and restated and otherwise modified on or prior to the Effective Date) and (ii) the Loan and Security Agreement, dated as of December 15, 2016, by and among Hamilton Street Funding LLC, the lenders party thereto, HSBC Bank USA, National Association, as administrative agent, and U.S. Bank National Association, as collateral agent, account bank and custodian (as amended, restated, amended and restated and otherwise modified on or prior to the Effective Date).

Borrowings under the Revolving Credit Facility are subject to compliance with a borrowing base. Interest under the Revolving Credit Facility for (i) loans for which the Company elects the base rate option, (A) if the borrowing base is equal to or greater than 1.85 times the combined debt amount, is payable at an “alternate base rate” (which is the greatest of (a) the prime rate as publicly announced by JPMCB, (b) the sum of (x) the greater of (I) the federal funds effective rate and (II) the overnight bank funding rate plus (y) 0.5%, and (c) the one month LIBOR plus 1% per annum) plus 0.75% and, (B) if the borrowing base is less than 1.85 times the combined debt amount, the alternate base rate plus 1.00%; and (ii) loans for which the Company elects the Eurocurrency option (A) if the borrowing base is equal to or greater than 1.85 times the combined debt amount, is payable at a rate equal to LIBOR plus 1.75% and (B) if the borrowing base is less than 1.85 times the combined debt amount, is payable at a rate equal to LIBOR plus 2.00%. The Revolving Credit Facility will be subject to a non-usage fee of at least 0.375% and up to 0.50% per annum (based on the immediately preceding period’s average usage) on the unused portion of the commitment under the Revolving Credit Facility during the revolving period. The Company will be required to pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the Revolving Credit Facility.

In connection with the Revolving Credit Facility, the Company has made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, the Company must comply with the following financial covenants: (a) the Company must

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Subsequent Events (continued)

maintain a minimum shareholders’ equity, measured as of each fiscal quarter end; and (b) the Company must maintain at all times a 200% asset coverage ratio.

The Revolving Credit Facility contains events of default customary for facilities of this type. Upon the occurrence of an event of default, JPMCB, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the Revolving Credit Facility immediately due and payable.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2017, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting as of December 31, 2017 has been audited by our independent registered public accounting firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

Opinion on the Internal Control Over Financial Reporting

We have audited FS Investment Corporation’s (the Company) internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017 and our report dated March 1, 2018 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

Blue Bell, Pennsylvania

March 1, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation (the Company) as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of FS Investment Corporation as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), FS Investment Corporation’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 1, 2018 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more FS Investments investment companies since 2007.

Blue Bell, Pennsylvania

March 1, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

Our audits of the consolidated financial statements and internal control over financial reporting referred to in our reports dated March 1, 2018 also included an audit of the senior securities table as of December 31, 2017 of FS Investment Corporation. This table is the responsibility of FS Investment Corporation’s management. Our responsibility is to express an opinion based on our audits of the consolidated financial statements.

In our opinion, the senior securities table, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ RSM US LLP

Blue Bell, Pennsylvania

May 1, 2018

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31,
	2017	2016
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$3,532,517 and $3,509,899, respectively)	$3,600,911	$3,440,951
Non-controlled/affiliated investments (amortized cost—$197,468 and $153,167, respectively)	230,055	202,795
Controlled/affiliated investments (amortized cost—$86,861 and $80,874, respectively)	95,268	83,070

Total investments, at fair value (amortized cost—$3,816,846 and $3,743,940, respectively)	3,926,234	3,726,816
Cash	134,932	264,594
Foreign currency, at fair value (cost—$3,685 and $4, respectively)	3,810	4
Receivable for investments sold and repaid	3,477	75,921
Income receivable	30,668	36,106
Deferred financing costs	3,459	5,828
Prepaid expenses and other assets	1,695	802

Total assets	$4,104,275	$4,110,071

Liabilities
Payable for investments purchased	$1,978	$5,748
Credit facilities payable (net of deferred financing costs of $3,179 and $0, respectively)(1)	638,571	619,932
Unsecured notes payable (net of deferred financing costs of $1,402 and $1,884, respectively)(1)	1,073,445	1,070,701
Secured borrowing, at fair value (proceeds of $0 and $2,831, respectively)(1)	—	2,880
Stockholder distributions payable	46,704	54,364
Management fees payable	15,450	18,022
Subordinated income incentive fees payable(2)	12,871	12,885
Administrative services expense payable	294	516
Interest payable	22,851	20,144
Directors’ fees payable	276	281
Other accrued expenses and liabilities	7,112	7,221

Total liabilities	1,819,552	1,812,694

Commitments and contingencies(3)	—	—
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 245,725,416 and 244,063,357 shares issued and outstanding, respectively	246	244
Capital in excess of par value	2,272,591	2,261,040
Accumulated undistributed net realized gain/loss on investments and gain/loss on foreign currency(4)	(245,288)	(104,274)
Accumulated undistributed (distributions in excess of) net investment income(4)	144,062	148,026
Net unrealized appreciation (depreciation) on investments and secured borrowing and unrealized gain/loss on foreign currency	113,112	(7,659)

Total stockholders’ equity	2,284,723	2,297,377

Total liabilities and stockholders’ equity	$4,104,275	$4,110,071

Net asset value per share of common stock at year end	$9.30	$9.41

FS Investment Corporation

Consolidated Balance Sheets (continued)

(in thousands, except share and per share amounts)

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2017	2016	2015
Investment income
From non-controlled/unaffiliated investments:
Interest income	$319,155	$344,639	$397,613
Paid-in-kind interest income	32,440	28,519	23,221
Fee income	41,136	35,541	43,392
Dividend income	21	2,727	6,499
From non-controlled/affiliated investments:
Interest income	10,768	6,087	2,295
Paid-in-kind interest income	2,469	737	308
Fee income	2,880	752	790
Dividend income	—	224	299
From controlled/affiliated investments:
Interest income	4,373	2	380
Paid-in-kind interest income	6,069	3,581	—

Total investment income	419,311	422,809	474,797

Operating expenses
Management fees(1)	72,797	71,280	75,401
Capital gains incentive fees(2)	—	—	(21,075)
Subordinated income incentive fees(2)	50,297	51,830	61,036
Administrative services expenses	3,051	3,475	4,182
Accounting and administrative fees	1,014	966	1,082
Interest expense(3)	79,145	74,058	75,127
Directors’ fees	1,149	1,139	1,026
Other general and administrative expenses	5,415	7,184	6,872

Total operating expenses	212,868	209,932	203,651
Management fee waiver(1)	(2,575)	—	—

Net expenses	210,293	209,932	203,651

Net investment income before taxes	209,018	212,877	271,146
Excise taxes	5,259	5,554	6,056

Net investment income	203,759	207,323	265,090

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(98,580)	(63,535)	(62,426)
Non-controlled/affiliated investments	8,690	—	—
Controlled/affiliated investments	(52,879)	(26)	—
Net realized gain (loss) on secured borrowing	(21)	—	—
Net realized gain (loss) on foreign currency	247	330	(640)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	137,342	138,719	(212,155)
Non-controlled/affiliated investments	(17,041)	8,519	44,247
Controlled/affiliated investments	6,211	1,453	743

FS Investment Corporation

Consolidated Statements of Operations (continued)

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2017	2016	2015
Net change in unrealized appreciation (depreciation) on secured borrowing	$49	$(49)	$—
Net change in unrealized gain (loss) on foreign currency	(5,790)	1,557	3,526

Total net realized and unrealized gain (loss)	(21,772)	86,968	(226,705)

Net increase (decrease) in net assets resulting from operations	$181,987	$294,291	$38,385

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.74	$1.21	$0.16

Weighted average shares outstanding	245,270,969	243,448,610	241,946,850

(1)	See Note 4 for a discussion of the waiver by FB Income Advisor, LLC, the Company’s investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(3)	See Note 8 for a discussion of the Company’s financing arrangements.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2017	2016	2015
Operations
Net investment income (loss)	$203,759	$207,323	$265,090
Net realized gain (loss) on investments, secured borrowing and foreign currency	(142,543)	(63,231)	(63,066)
Net change in unrealized appreciation (depreciation) on investments and secured borrowing(1)	126,561	148,642	(167,165)
Net change in unrealized gain (loss) on foreign currency	(5,790)	1,557	3,526

Net increase (decrease) in net assets resulting from operations	181,987	294,291	38,385

Stockholder distributions(2)
Distributions from net investment income	(210,549)	(216,933)	(181,509)
Distributions from net realized gain on investments	—	—	(34,097)

Net decrease in net assets resulting from stockholder distributions	(210,549)	(216,933)	(215,606)

Capital share transactions(3)
Reinvestment of stockholder distributions	15,908	11,091	19,163
Repurchases of common stock	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	15,908	11,091	19,163

Total increase (decrease) in net assets	(12,654)	88,449	(158,058)
Net assets at beginning of year	2,297,377	2,208,928	2,366,986

Net assets at end of year	$2,284,723	$2,297,377	$2,208,928

Accumulated undistributed (distributions in excess of) net investment income(2)	$144,062	$148,026	$147,946

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2017	2016	2015
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$181,987	$294,291	$38,385
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,284,317)	(1,157,827)	(1,647,620)
Paid-in-kind interest	(40,978)	(32,837)	(23,529)
Proceeds from sales and repayments of investments	1,134,998	1,588,498	1,625,520
Net realized (gain) loss on investments and secured borrowing	142,790	63,561	62,426
Net change in unrealized (appreciation) depreciation on investments and secured borrowing	(126,561)	(148,642)	167,165
Accretion of discount	(25,378)	(10,149)	(29,886)
Amortization of deferred financing costs and discount	5,178	4,086	3,764
Unrealized (gain)/loss on borrowings in foreign currency	5,658	(143)	(3,690)
(Increase) decrease in receivable for investments sold and repaid	72,444	(75,855)	8,910
(Increase) decrease in income receivable	5,438	(1,506)	17,214
(Increase) decrease in prepaid expenses and other assets	(893)	(73)	(21)
Increase (decrease) in payable for investments purchased	(3,770)	5,748	(28,095)
Increase (decrease) in management fees payable	(2,572)	(393)	(1,145)
Increase (decrease) in accrued capital gains incentive fees	—	—	(21,075)
Increase (decrease) in subordinated income incentive fees payable	(14)	(489)	285
Increase (decrease) in administrative services expense payable	(222)	(430)	(464)
Increase (decrease) in interest payable	2,707	(1,917)	6,211
Increase (decrease) in directors’ fees payable	(5)	(1)	(14)
Increase (decrease) in other accrued expenses and liabilities	(109)	46	835

Net cash provided by (used in) operating activities	66,381	525,968	175,176

Cash flows from financing activities
Reinvestment of stockholder distributions	15,908	11,091	19,163
Stockholder distributions	(218,209)	(216,662)	(179,398)
Borrowings under credit facilities(1)	291,265	1,176,000	217,899
Borrowings under unsecured notes(1)	—	80,425	275,000
Secured borrowing(3)	(2,857)	2,829	—
Repayments of credit facilities(1)	(275,105)	(590,550)	(368,411)
Repayments under repurchase agreement(2)	—	(800,000)	(150,000)
Deferred financing costs paid	(3,239)	(6,490)	(4,286)

Net cash provided by (used in) financing activities	(192,237)	(343,357)	(190,033)

Total increase (decrease) in cash	(125,856)	182,611	(14,857)
Cash and foreign currency at beginning of year	264,598	81,987	96,844

Cash and foreign currency at end of year	$138,742	$264,598	$81,987

Supplemental disclosure
Local and excise taxes paid	$5,888	$6,000	$5,853

(1)

See Note 8 for a discussion of the Company’s credit facilities and unsecured notes. During the years ended December 31, 2017, 2016 and 2015, the Company paid $71,096, $48,464 and $36,014, respectively, in interest expense on the credit facilities and unsecured notes.

(2)

See Note 8 for a discussion of the Company’s repurchase transaction, which the Company terminated on November 1, 2016. During the years ended December 31, 2016 and 2015, the Company paid $24,736 and $29,138, respectively, in interest expense pursuant to the repurchase agreement.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Cash Flows (continued)

(in thousands)

(3)

See Note 8 for a discussion of the Company’s secured borrowing. During the year ended December 31, 2017 and 2016, the Company paid $164 and $40, respectively, in interest expense on the secured borrowing.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—110.3%
5 Arch Income Fund 2, LLC	(g)(j)(o)	Diversified Financials	10.5%		11/18/21	$29,824	$29,871	$29,824
5 Arch Income Fund 2, LLC	(g)(j)(o)(q)	Diversified Financials	10.5%		11/18/21	8,176	8,176	8,176
A.P. Plasman Inc.	(e)(f)(g)(h)(j)	Capital Goods	L+900	1.0%	12/29/19	196,468	195,233	191,802
Actian Corp.	(e)	Software & Services	L+806	1.0%	6/30/22	11,429	11,429	11,571
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+750	1.0%	10/4/22	20,383	17,224	20,383
AG Group Merger Sub, Inc.	(e)(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	89,169	89,169	90,729
All Systems Holding LLC	(e)(f)(g)(h)	Commercial & Professional Services	L+767	1.0%	10/31/23	48,995	48,995	49,730
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	9/30/21	2,866	2,866	2,809
Altus Power America, Inc.	(g)(q)	Energy	L+750	1.5%	9/30/21	884	884	866
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/18	992	992	992
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+1050	1.0%	5/25/18	25	25	25
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/20	679	679	628
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+1200	1.0%	5/25/18	361	361	—
Atlas Aerospace LLC	(g)	Capital Goods	L+802	1.0%	12/29/22	30,476	30,476	30,476
AVF Parent, LLC	(e)(h)	Retailing	L+725	1.3%	3/1/24	56,843	56,843	58,019
Borden Dairy Co.	(e)(g)(h)	Food, Beverage & Tobacco	L+804	1.0%	7/6/23	70,000	70,000	69,979
ConnectiveRX, LLC	(e)(g)(h)	Health Care Equipment & Services	L+828	1.0%	11/25/21	45,019	45,019	45,037
Crestwood Holdings LLC	(g)	Energy	L+800	1.0%	6/19/19	4,185	4,181	4,205
CSafe Acquisition Co., Inc.	(g)	Capital Goods	L+725	1.0%	11/1/21	3,326	3,326	3,297
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	11/1/21	2,543	2,543	2,521
CSafe Acquisition Co., Inc.	(g)(h)	Capital Goods	L+725	1.0%	10/31/23	46,814	46,814	46,404
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	10/31/23	25,122	25,122	24,902
Dade Paper & Bag, LLC	(e)(g)(h)	Capital Goods	L+750	1.0%	6/10/24	83,605	83,605	86,531
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,255	10,185	8,896
Empire Today, LLC	(e)(g)	Retailing	L+800	1.0%	11/17/22	81,180	81,180	81,992
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1050		3/31/21	1,358	1,361	1,360
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	50,000	50,000	50,750
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	2,105	2,105	2,126
Greystone Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+1100		3/31/21	537	537	542
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+946	1.0%	3/26/21	1,071	1,071	1,023
Hudson Technologies Co.	(g)(h)(j)	Commercial & Professional Services	L+725	1.0%	10/10/23	39,946	39,946	40,495
Hudson Technologies Co.	(g)(j)(q)	Commercial & Professional Services	L+725	1.0%	10/10/23	9,511	9,511	9,642
Icynene U.S. Acquisition Corp.	(e)(g)	Materials	L+700	1.0%	11/30/24	30,000	30,000	30,006
Imagine Communications Corp.	(e)(g)(h)	Media	L+825	1.0%	4/29/20	75,725	75,725	76,672

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	$21,492	$21,492	$21,815
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	30,810	30,810	31,195
International Aerospace Coatings, Inc.	(e)(f)(h)	Capital Goods	L+750	1.0%	6/30/20	44,867	44,783	45,540
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+854	1.0%	11/6/21	6,832	6,832	6,943
JSS Holdings, Inc.	(e)(g)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	110,566	109,565	112,280
JSS Holdings, Inc.	(g)(q)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	20,182	20,182	20,495
Kodiak BP, LLC	(h)	Capital Goods	L+725	1.0%	12/1/24	10,515	10,515	10,541
Kodiak BP, LLC	(h)(q)	Capital Goods	L+725	1.0%	12/1/24	3,030	3,030	3,038
Latham Pool Products, Inc.	(e)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	56,183	56,183	56,815
LEAS Acquisition Co Ltd.	(g)(j)	Capital Goods	L+750	1.0%	6/30/20	€26,372	35,872	32,181
LEAS Acquisition Co Ltd.	(f)(j)	Capital Goods	L+750	1.0%	6/30/20	$9,251	9,251	9,390
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+1100	1.0%	5/5/19	6,963	6,963	6,963
Logan’s Roadhouse, Inc.	(g)(q)(t)	Consumer Services	L+1100	1.0%	5/5/19	1,120	1,131	1,120
MB Precision Holdings LLC	(g)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.3%	1/23/21	13,793	13,793	12,638
Micronics Filtration, LLC	(e)(g)(h)	Capital Goods	L+850	1.3%	12/11/19	62,813	62,704	62,420
MORSCO, Inc.	(g)	Capital Goods	L+700	1.0%	10/31/23	2,686	2,595	2,738
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	5/5/21	38	38	38
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+450	1.0%	5/5/21	101	101	101
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+436	4.5%	5/5/23	1,056	1,056	1,051
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+375	4.5%	5/5/23	621	621	618
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+500	1.0%	9/2/21	938	938	938
North Haven Cadence Buyer, Inc.	(e)(g)	Consumer Services	L+810	1.0%	9/2/22	27,686	27,686	28,206
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+750	1.0%	9/2/22	3,542	3,542	3,608
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+800	1.3%	9/10/19	17,312	17,312	17,399
PHRC License, LLC	(f)(g)	Consumer Services	L+850	1.5%	4/28/22	50,625	50,625	51,891
Polymer Additives, Inc.	(g)	Materials	L+888	1.0%	12/19/22	10,511	10,511	10,879
Polymer Additives, Inc.	(g)	Materials	L+834	1.0%	12/19/22	11,019	11,019	11,239
Polymer Additives, Inc.	(g)	Materials	L+875	1.0%	12/19/22	€15,000	16,982	18,575
Power Distribution, Inc.	(e)(g)	Capital Goods	L+725	1.3%	1/25/23	$29,928	29,928	30,377
Roadrunner Intermediate Acquisition Co., LLC	(e)(g)(h)	Health Care Equipment & Services	L+725	1.0%	3/15/23	34,919	34,919	35,214
Rogue Wave Software, Inc.	(e)(g)(h)	Software & Services	L+858	1.0%	9/25/21	40,688	40,688	40,688
Safariland, LLC	(e)(g)(h)	Capital Goods	L+768	1.1%	11/18/23	126,107	126,107	127,841
Safariland, LLC	(g)(q)	Capital Goods	L+725	1.1%	11/18/23	33,282	33,282	33,740
Sequel Youth and Family Services, LLC	(e)(g)(h)	Health Care Equipment & Services	L+778	1.0%	9/1/22	94,118	94,118	94,984
Sequel Youth and Family Services, LLC	(g)(q)	Health Care Equipment & Services	L+700	1.0%	9/1/22	4,706	4,706	4,749

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Sequential Brands Group, Inc.	(e)(g)(h)	Consumer Durables & Apparel	L+900		7/1/22		$79,039	$79,039	$78,249
Sorenson Communications, Inc.	(e)(g)(h)	Telecommunication Services	L+575	2.3%	4/30/20		90,681	90,474	91,418
SSC (Lux) Limited S.à r.l.	(e)(g)(j)	Health Care Equipment & Services	L+750	1.0%	9/10/24		45,455	45,455	46,364
Staples Canada, ULC	(g)(j)	Retailing	L+700	1.0%	9/12/23	C$	20,987	17,333	16,912
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+700	1.0%	9/30/21		$4,382	4,342	4,064
SunGard Availability Services Capital, Inc.	(g)(i)	Software & Services	L+1000	1.0%	10/1/22		2,000	1,900	1,924
Trace3, LLC	(e)(h)	Software & Services	L+775	1.0%	6/6/23		31,094	31,094	31,832
U.S. Xpress Enterprises, Inc.	(e)(f)(h)	Transportation	L+1075, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/20		52,685	52,685	52,816
USI Senior Holdings, Inc.	(e)(g)	Capital Goods	L+779	1.0%	1/5/22		56,582	56,582	56,902
USI Senior Holdings, Inc.	(g)(q)	Capital Goods	L+725	1.0%	1/5/22		11,513	11,513	11,578
VPG Metals Group LLC	(e)(g)(h)	Materials	L+1050	1.0%	12/30/20		114,216	114,164	115,073
Warren Resources, Inc.	(f)(g)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20		2,037	2,037	2,088
Waste Pro USA, Inc.	(e)(g)(h)	Commercial & Professional Services	L+750	1.0%	10/15/20		93,590	93,590	95,345
Zeta Interactive Holdings Corp.	(e)(g)(h)	Software & Services	L+750	1.0%	7/29/22		11,766	11,766	11,942
Zeta Interactive Holdings Corp.	(g)(q)	Software & Services	L+750	1.0%	7/29/22		2,234	2,234	2,268

Total Senior Secured Loans—First Lien								2,629,542	2,649,433
Unfunded Loan Commitments								(128,439)	(128,439)

Net Senior Secured Loans—First Lien								2,501,103	2,520,994

Senior Secured Loans—Second Lien—8.6%
American Bath Group, LLC	(g)	Capital Goods	L+975	1.0%	9/30/24		18,000	17,581	18,045
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21		8,281	8,281	7,874
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20		13,565	13,565	12,768
Chisholm Oil and Gas Operating, LLC	(g)	Energy	L+800	1.0%	3/21/24		16,000	16,000	15,998
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22		1,206	1,162	1,212
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23		15,000	14,463	14,981
JW Aluminum Co.	(e)(f)(g)(h)(u)	Materials	L+850	0.8%	11/17/20		37,447	37,432	38,008
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20		21,926	21,794	10,079
LTI Holdings, Inc.	(e)	Materials	L+875	1.0%	5/16/25		6,482	6,362	6,595
Spencer Gifts LLC	(e)(h)	Retailing	L+825	1.0%	6/29/22		30,000	29,903	16,200
Stadium Management Corp.	(e)(g)(h)	Consumer Services	Prime+725	0.3%	2/27/21		55,689	55,689	55,828

Total Senior Secured Loans—Second Lien								222,232	197,588

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Bonds—7.1%
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+700, 10.0% PIK (10.0% Max PIK)	1.0%	10/4/23	$22,728	$22,728	$22,728
Black Swan Energy Ltd.	(e)(j)	Energy	9.0%		1/20/24	6,000	6,000	6,045
FourPoint Energy, LLC	(e)(f)(h)	Energy	9.0%		12/31/21	74,813	72,272	76,028
Global A&T Electronics Ltd.	(g)(j)(l)(r)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,967	6,490
Mood Media Corp.	(f)(g)(j)(t)	Media	L+600, 8.0% PIK (8.0% Max PIK)	1.0%	6/28/24	21,568	21,568	21,675
Ridgeback Resources Inc.	(f)(j)	Energy	12.0%		12/29/20	132	130	132
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,476	19,898
Sunnova Energy Corp.	(g)	Energy	6.0%, 6.0% PIK (6.0% Max PIK)		10/24/18	1,058	1,058	1,058
Velvet Energy Ltd.	(g)(j)	Energy	9.0%		10/5/23	7,500	7,500	7,596

Total Senior Secured Bonds							157,699	161,650

Subordinated Debt—21.4%
Ascent Resources Utica Holdings, LLC	(g)	Energy	10.0%		4/1/22	40,000	40,000	43,226
Aurora Diagnostics, LLC	(e)(f)(h)	Health Care Equipment & Services	10.8%, 1.5% PIK (1.5% Max PIK)		1/15/20	14,966	13,712	13,918
Bellatrix Exploration Ltd.	(g)(j)	Energy	8.5%		5/15/20	5,000	4,947	4,775
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	20,171
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,008	4,731
Ceridian HCM Holding, Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	17,393	17,829	18,196
DEI Sales, Inc.	(e)(g)	Consumer Durables & Apparel	9.0%, 4.0% PIK (4.0% Max PIK)		2/28/23	67,532	66,763	66,519
EV Energy Partners, L.P.	(f)(r)	Energy	8.0%		4/15/19	265	251	135
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	849	849	864
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	5,398	5,398	5,492
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,115	1,115	1,135
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,050	1,050	1,068
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	77,511	77,511	78,867
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	12,677	12,677	12,899
Global Jet Capital Inc.	(f)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	6,638	6,638	6,755
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	13,570	13,570	13,807
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	13,320	13,320	13,553
Greystone Mezzanine Equity Member Corp.	(g)(j)	Diversified Financials	L+650	4.5%	9/15/25	1,365	1,365	1,365
Greystone Mezzanine Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+650	4.5%	9/15/25	25,635	25,635	25,635
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	661	661	661
Jupiter Resources Inc.	(f)(g)(j)	Energy	8.5%		10/1/22	6,425	5,623	3,967

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	$11,433	$11,664	$10,478
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	10,155	10,057	10,771
S1 Blocker Buyer Inc.	(g)	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	139	139	156
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	15,122	14,438	15,690
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,689	6,705
ThermaSys Corp.	(e)(f)(g)	Capital Goods	6.5%, 5.0% PIK (5.0% Max PIK)		5/3/20	145,241	145,241	131,625
VPG Metals Group LLC	(e)(g)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	2,238	2,238	2,232

Total Subordinated Debt							526,261	515,396
Unfunded Debt Commitments							(25,635)	(25,635)

Net Subordinated Debt							500,626	489,761

Collateralized Securities—2.4%
MP4 2013-2A Class Subord. B	(f)(g)(j)	Diversified Financials	14.9%		7/25/29	21,000	11,305	11,993
NewStar Clarendon 2014-1A Class D	(g)(j)	Diversified Financials	L+435		1/25/27	1,560	1,484	1,562
NewStar Clarendon 2014-1A Class Subord. B	(g)(j)	Diversified Financials	15.8%		1/25/27	17,900	12,928	14,714
Rampart CLO 2007 1A Class Subord.	(g)(j)	Diversified Financials	4.5%		10/25/21	10,000	775	661
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(j)	Diversified Financials	9.9%		1/15/26	42,504	20,979	25,389

Total Collateralized Securities							47,471	54,319

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—22.0%(k)
5 Arches, LLC, Common Equity	(g)(j)(n)	Diversified Financials				20,000	$500	$500
Advanced Lighting Technologies, Inc., Common Equity	(g)(l)(t)	Materials				587,637	16,520	13,046
Advanced Lighting Technologies, Inc., Warrants, 10/4/2027	(g)(l)(t)	Materials				9,262	86	56
Altus Power America Holdings, LLC, Common Equity	(g)(l)	Energy				462,008	462	69
Altus Power America Holdings, LLC, Preferred Equity	(g)(p)	Energy	9.0%, 5.0% PIK		10/3/23	955,284	955	955
AP Exhaust Holdings, LLC, Class A1 Common Units	(g)(l)(n)	Automobiles & Components				8	—	—
AP Exhaust Holdings, LLC, Class A1 Preferred Units	(g)(l)(n)	Automobiles & Components				803	895	811
APP Holdings, LP, Warrants, 5/25/2026	(g)(j)(l)	Capital Goods				698,482	2,545	1,903
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(l)(m)	Energy				96,800,082	29,100	24,200
ASG Everglades Holdings, Inc., Common Equity	(g)(l)(t)	Software & Services				1,689,767	36,422	83,052
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	(g)(l)(t)	Software & Services				229,541	6,542	6,289
Aspect Software Parent, Inc., Common Equity	(g)(l)(t)	Software & Services				428,935	20,197	—

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Aurora Diagnostics Holdings, LLC, Warrants, 5/25/2027	(e)(f)(g)(l)	Health Care Equipment & Services				229,489	$1,671	$1,640
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(j)(l)	Retailing				3,451,216	1,898	49
Chisholm Oil and Gas, LLC, Series A Units	(g)(l)(n)	Energy				70,947	71	70
CSF Group Holdings, Inc., Common Equity	(g)(l)	Capital Goods				391,300	391	274
Eastman Kodak Co., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				61,859	1,203	192
Escape Velocity Holdings, Inc., Common Equity	(g)(l)	Software & Services				19,312	193	456
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	(g)(l)(n)	Energy				21,000	21,000	6,090
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(l)(n)	Energy				3,937	2,601	1,152
FourPoint Energy, LLC, Common Equity, Class E-II Units	(g)(l)(n)	Energy				48,025	12,006	13,807
FourPoint Energy, LLC, Common Equity, Class E-III Units	(g)(l)(n)	Energy				70,875	17,719	20,554
Fronton Investor Holdings, LLC, Class B Units	(g)(n)(t)	Consumer Services				14,943	7,017	17,782
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(j)(l)	Commercial & Professional Services				42,281,308	42,281	38,053
H.I.G. Empire Holdco, Inc., Common Equity	(g)(l)	Retailing				375	1,118	1,117
Harvey Holdings, LLC, Common Equity	(g)(l)	Capital Goods				2,333,333	2,333	5,950
Imagine Communications Corp., Common Equity, Class A Units	(g)(l)	Media				33,034	3,783	2,573
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(l)(n)	Materials				441,238	441	662
International Aerospace Coatings, Inc., Common Equity	(f)(l)	Capital Goods				4,401	464	26
International Aerospace Coatings, Inc., Preferred Equity	(f)(l)	Capital Goods				1,303	1,303	1,303
JMC Acquisition Holdings, LLC, Common Equity	(g)(l)	Capital Goods				483	483	655
JSS Holdco, LLC, Net Profits Interest	(g)(l)	Capital Goods				—	—	761
JW Aluminum Co., Common Equity	(f)(g)(l)(u)	Materials				972	—	—
JW Aluminum Co., Preferred Equity	(f)(g)(u)	Materials	12.5% PIK		11/17/25	4,499	49,429	57,260
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(l)(n)	Capital Goods				490,213	490	—
Micronics Filtration Holdings, Inc., Common Equity	(g)(l)	Capital Goods				53,073	553	—
Micronics Filtration Holdings, Inc., Preferred Equity, Series A	(g)(l)	Capital Goods				55	553	901
Micronics Filtration Holdings, Inc., Preferred Equity, Series B	(g)(l)	Capital Goods				23	229	254
Mood Media Corp., Common Equity	(g)(j)(l)(t)	Media				16,243,967	11,804	26,754
North Haven Cadence TopCo, LLC, Common Equity	(g)(l)	Consumer Services				1,041,667	1,042	1,615
PDI Parent LLC, Common Equity	(g)(l)	Capital Goods				1,384,615	1,385	1,454

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
PSAV Holdings LLC, Common Equity	(f)(l)	Technology Hardware & Equipment				10,000	$10,000	$34,000
Ridgeback Resources Inc., Common Equity	(f)(j)(l)	Energy				324,954	1,997	1,973
Roadhouse Holding Inc., Common Equity	(g)(l)(t)	Consumer Services				6,672,036	6,932	—
S1 Blocker Buyer Inc., Common Equity	(g)	Commercial & Professional Services				59	587	893
Safariland, LLC, Common Equity	(f)(l)	Capital Goods				25,000	2,500	8,200
Safariland, LLC, Warrants, 7/27/2018	(f)(l)	Capital Goods				2,263	246	742
Safariland, LLC, Warrants, 9/20/2019	(f)(l)	Capital Goods				2,273	227	746
SandRidge Energy, Inc., Common Equity	(g)(j)(l)(s)	Energy				421,682	9,413	8,885
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(l)	Commercial & Professional Services				33,306	3,400	14,898
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	9.5% PIK		11/10/18	8,000	13,376	13,378
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(l)	Commercial & Professional Services				1,293	1	422
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(l)	Commercial & Professional Services				19,388	12	6,733
Sequential Brands Group, Inc., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				206,664	2,790	368
Sorenson Communications, Inc., Common Equity	(f)(l)	Telecommunication Services				46,163	—	37,858
SSC Holdco Limited, Common Equity	(g)(j)(l)	Health Care Equipment & Services				113,636	2,273	2,716
Sunnova Energy Corp., Common Equity	(g)(l)	Energy				192,389	722	—
Sunnova Energy Corp., Preferred Equity	(g)(l)	Energy				35,115	187	142
The Brock Group, Inc., Common Equity	(g)(l)	Energy				183,826	3,652	3,833
The Stars Group Inc., Warrants, 5/15/2024	(g)(j)(l)	Consumer Services				2,000,000	16,832	25,140
ThermaSys Corp., Common Equity	(f)(l)	Capital Goods				51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(l)	Capital Goods				51,813	5,181	78
Viper Holdings, LLC, Series I Units	(g)(l)	Consumer Durables & Apparel				308,948	509	541
Viper Holdings, LLC, Series II Units	(g)(l)(n)	Consumer Durables & Apparel				316,770	522	554
Viper Parallel Holdings LLC, Class A Units	(g)(l)	Consumer Durables & Apparel				649,538	1,070	1,137
VPG Metals Group LLC, Class A-2 Units	(f)(l)	Materials				3,637,500	3,638	2,183
Warren Resources, Inc., Common Equity	(f)(g)(l)	Energy				113,515	534	193
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	(g)(l)	Software & Services				215,662	1,714	2,092
Zeta Interactive Holdings Corp., Preferred Equity, Series F	(g)(l)	Software & Services				196,151	1,714	1,830

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Zeta Interactive Holdings Corp., Warrants, 4/20/2027	(g)(l)	Software & Services				29,422	$—	$102

Total Equity/Other							387,715	501,922

TOTAL INVESTMENTS—171.8%							$ 3,816,846	3,926,234

LIABILITIES IN EXCESS OF OTHER ASSETS—(71.8%)								(1,641,511)

NET ASSETS—100%								$ 2,284,723

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 1.69%, the Euro Interbank Offered Rate, or EURIBOR, was (0.33)% and the U.S. Prime Lending Rate, or Prime, was 4.50%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)

Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the term loan facility with JPMorgan Chase Bank, N.A. (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)

Security or portion thereof held within Hamilton Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with HSBC Bank USA, N.A. (see Note 8).

(i)	Position or portion thereof unsettled as of December 31, 2017.

(j)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2017, 82.0% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within IC Arches Investments LLC, a wholly-owned subsidiary of the Company.

(p)	Security held within IC Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.

(r)	Asset is on non-accrual status.

(s)	Security is classified as Level 1 in the Company’s fair value hierarchy (see Note 7).

(t)

Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the year ended December 31, 2017:

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(5)	PIK Income(5)	Fee Income(5)
Senior Secured Loans—First Lien
Advanced Lighting Technologies, Inc.	$—	$—	$20,026	$(2,948)	$138	$8	$3,159	$20,383	$584	$—	$891
ASG Technologies Group, Inc.	54,766	—	11,832	(65,789)	49	295	(1,153)	—	3,203	356	—
Aspect Software, Inc.(1)(2)	—	634	536	(178)	—	—	—	992	93	—	14
Aspect Software, Inc.(2)	—	697	—	(18)	—	—	(51)	628	79	—	3
Aspect Software, Inc.(3)	—	—	—	—	—	—	(361)	(361)	6	—	12
Logan’s Roadhouse, Inc.(4)	—	—	6,963	—	—	—	(11)	6,952	32	81	729
Senior Secured Loans—Second Lien
ASG Technologies Group, Inc.	23,872	—	—	(24,611)	549	5,529	(5,339)	—	2,286	—	1,231
Logan’s Roadhouse, Inc.	15,415	—	5,648	—	32	—	(11,016)	10,079	12	2,032	—

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(5)	PIK Income(5)	Fee Income(5)
Senior Secured Bonds
Advanced Lighting Technologies, Inc.	$—	$32,222	$—	$(34,048)	$—	$1,826	$—	$—	$2,169	$—	$—
Advanced Lighting Technologies, Inc.	—	—	22,728	—	—	—	—	22,728	337	—	—
Mood Media Corp.	—	21,568	—	—	—	—	107	21,675	1,535	—	—
Subordinated Debt
Mood Media Corp.(2)	—	5,689	—	(6,460)	44	727	—	—	432	—	—
Equity/Other
Advanced Lighting Technologies, Inc., Common Equity	—	—	16,520	—	—	—	(3,474)	13,046	—	—	—
Advanced Lighting Technologies, Inc., Warrants	—	—	86	—	—	—	(30)	56	—	—	—
Advanced Lighting Technologies, Inc., Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
ASG Everglades Holdings, Inc., Common Equity	79,673	—	—	—	—	—	3,379	83,052	—	—	—
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	5,830	—	—	—	—	—	459	6,289	—	—	—
Aspect Software, Inc.(2)	—	19,792	100	—	—	305	(20,197)	—	—	—	—
Fronton Investor Holdings, LLC, Class B Units	15,092	—	—	(7,994)	—	—	10,684	17,782	—	—	—
Mood Media Corp.	—	6,662	5,142	—	—	—	14,950	26,754	—	—	—
Roadhouse Holding Inc., Common Equity	8,147	—	—	—	—	—	(8,147)	—	—	—	—

Total	$202,795	$87,264	$89,581	$(142,046)	$812	$8,690	$(17,041)	$230,055	$10,768	$2,469	$2,880

(1)	Security includes a partially unfunded commitment with an amortized cost of $25 and a fair value of $25.

(2)

The Company held this investment as of December 31, 2016 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2016. Transfers in or out have been presented at amortized cost.

(3)	Security is an unfunded commitment with an amortized cost of $361 and a fair value of $0.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(4)	Security includes a partially unfunded commitment with an amortized cost of $1,131 and a fair value of $1,120.

(5)	Interest, PIK, fee and dividend income presented for the full year ended December 31, 2017.

(u)

Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Company held investments in one portfolio company of which it is deemed to be an “affiliated person” and deemed to “control”. During the year ended December 31, 2017, the Company disposed of investments in one portfolio of which it was deemed to be an “affiliated person” and deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person and deemed to control for the year ended December 31, 2017:

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(2)	PIK Income(2)
Senior Secured Loans—First Lien
Swiss Watch International, Inc.(1)	$—	$12,185	$—	$(1,615)	$—	$(10,570)	$—	$—	$—	$—
Swiss Watch International, Inc.(1)	—	42,301	—	—	—	(42,301)	—	—	(7)	—
Senior Secured Loans—Second Lien
JW Aluminum Co.	38,039	—	146	(85)	4	—	(96)	38,008	3,536	146
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	45,031	—	5,922	—	—	—	6,307	57,260	844	5,923
SWI Holdco LLC, Common Equity(1)	—	—	8	—	—	(8)	—	—	—	—

Total	$83,070	$54,486	$6,076	$(1,700)	$4	$(52,879)	$6,211	$95,268	$4,373	$6,069

(1)

The Company held this investment as of December 31, 2016 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2016. Transfers in or out have been presented at amortized cost.

(2)	Interest, PIK, fee and dividend income presented for the full year ended December 31, 2017.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—84.2%
5 Arch Income Fund 2, LLC	(g)(j)(o)	Diversified Financials	10.5%		11/18/21	$19,561	$19,611	$19,561
5 Arch Income Fund 2, LLC	(g)(j)(o)(q)	Diversified Financials	10.5%		11/18/21	18,439	18,439	18,439
A.P. Plasman Inc.	(e)(f)(g)(h)(j)	Capital Goods	L+850	1.0%	12/29/19	202,235	200,358	199,707
Aeneas Buyer Corp.	(g)	Health Care Equipment & Services	L+500	1.0%	12/18/21	916	916	916
Aeneas Buyer Corp.	(e)(g)(h)	Health Care Equipment & Services	L+815	1.0%	12/18/21	77,220	77,220	78,378
AG Group Merger Sub, Inc.	(e)(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	62,500	62,500	62,500
AG Group Merger Sub, Inc.	(g)(q)	Commercial & Professional Services	L+750	1.0%	12/29/23	27,500	27,500	27,500
All Systems Holding LLC	(e)(f)(g)(h)	Commercial & Professional Services	L+770	1.0%	10/31/23	44,000	44,000	44,370
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	9/30/21	2,665	2,665	2,715
Altus Power America, Inc.	(g)(q)	Energy	L+750	1.5%	9/30/21	1,085	1,085	1,106
AP Exhaust Acquisition, LLC	(f)(g)	Automobiles & Components	L+775	1.5%	1/16/21	15,811	15,811	14,309
ASG Technologies Group, Inc.	(e)(g)(h)(t)	Software & Services	L+786, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	53,957	53,613	54,766
Aspect Software, Inc.	(g)	Software & Services	L+1000	1.0%	5/25/18	634	634	634
Aspect Software, Inc.	(g)(q)	Software & Services	L+1000	1.0%	5/25/18	22	22	22
Aspect Software, Inc.	(g)	Software & Services	L+1000	1.0%	5/25/20	697	697	705
Atlas Aerospace LLC	(g)	Capital Goods	L+804	1.0%	5/8/19	20,000	20,000	20,300
BenefitMall Holdings, Inc.	(e)(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	14,700	14,700	14,847
Cadence Aerospace Finance, Inc.	(g)	Capital Goods	L+575	1.3%	5/9/18	73	73	71
Caesars Entertainment Operating Co., Inc.	(e)(g)(j)(l)	Consumer Services	L+575		3/1/17	9,294	9,231	9,414
Caesars Entertainment Operating Co., Inc.	(e)(j)(l)	Consumer Services	L+675		3/1/17	851	847	872
Caesars Entertainment Operating Co., Inc.	(e)(g)(j)(l)	Consumer Services	L+875	1.0%	3/1/17	11,852	11,839	12,334
Corner Investment PropCo, LLC	(e)(g)(h)	Consumer Services	L+975	1.3%	11/2/19	42,303	42,404	42,725
Crestwood Holdings LLC	(g)	Energy	L+800	1.0%	6/19/19	5,021	5,009	4,926
CSafe Acquisition Co., Inc.	(g)	Capital Goods	L+725		11/1/21	783	783	783
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725		11/1/21	5,087	5,087	5,087
CSafe Acquisition Co., Inc.	(g)(h)	Capital Goods	L+725		10/31/23	45,000	45,000	45,000
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725		10/31/23	27,391	27,391	27,391
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,438	10,331	10,503
Empire Today, LLC	(e)(g)	Retailing	L+800	1.0%	11/17/22	82,000	82,000	82,726
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1050		3/31/21	3,308	3,321	3,337
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	14,646	14,646	14,920
Greystone Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+1100		3/31/21	36,047	36,047	36,716
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+955	1.0%	3/26/21	1,071	1,071	1,083
H.M. Dunn Co., Inc.	(g)(q)	Capital Goods	L+775	1.0%	3/26/21	357	357	361
Imagine Communications Corp.	(e)(g)(h)	Media	L+825	1.0%	4/29/20	75,655	75,655	76,601

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Imagine Communications Corp.	(g)(q)	Media	L+825	1.0%	4/29/20	$28,600	$28,600	$28,958
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	20,757	20,757	21,069
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	32,613	32,613	33,102
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+857	1.0%	11/6/21	6,332	6,332	6,332
Latham Pool Products, Inc.	(e)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	70,000	70,000	70,700
Leading Edge Aviation Services, Inc.	(e)(f)(h)	Capital Goods	L+875	1.5%	6/30/19	30,254	30,119	30,254
LEAS Acquisition Co Ltd.	(g)(j)	Capital Goods	L+875	1.5%	6/30/19	€27,188	36,988	28,692
LEAS Acquisition Co Ltd.	(f)(j)	Capital Goods	L+875	1.5%	6/30/19	$9,538	9,538	9,538
MB Precision Holdings LLC	(g)	Capital Goods	L+725, 1.5% PIK (1.5% Max PIK)	1.3%	1/23/20	12,853	12,853	12,355
Micronics, Inc.	(e)(g)(h)	Capital Goods	L+800	1.3%	12/11/19	63,461	63,271	63,461
MMM Holdings, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	6/30/19	6,698	6,665	6,546
MORSCO, Inc.	(g)	Capital Goods	L+700	1.0%	10/31/23	15,000	14,413	15,150
MSO of Puerto Rico, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	6/30/19	4,869	4,846	4,759
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	4/27/20	52	52	52
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+450	1.0%	4/27/20	87	87	87
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+841	1.0%	4/27/21	1,056	1,056	1,072
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+500	1.0%	9/2/21	938	938	938
North Haven Cadence Buyer, Inc.	(e)(g)	Consumer Services	L+813	1.0%	9/2/22	26,771	26,771	26,771
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+750	1.0%	9/2/22	4,479	4,479	4,479
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+859	1.3%	9/10/19	17,269	17,269	16,751
PHRC License, LLC	(f)(g)	Consumer Services	L+900	1.5%	8/14/20	43,879	43,879	44,318
Polymer Additives, Inc.	(g)	Materials	L+888	1.0%	12/20/21	10,511	10,511	10,564
Polymer Additives, Inc.	(g)	Materials	L+875	1.0%	12/20/21	€15,000	16,982	15,830
PSKW, LLC	(e)(g)(h)	Health Care Equipment & Services	L+839	1.0%	11/25/21	$30,000	30,000	29,189
Roadrunner Intermediate Acquisition Co., LLC	(e)(g)(h)	Health Care Equipment & Services	L+800	1.0%	9/22/21	35,844	35,844	36,381
Rogue Wave Software, Inc.	(e)(g)(h)	Software & Services	L+802	1.0%	9/25/21	33,188	33,188	33,188
Safariland, LLC	(e)(g)(h)	Capital Goods	L+769	1.0%	11/18/23	126,107	126,107	125,792
Safariland, LLC	(g)(q)	Capital Goods	L+725	1.0%	11/18/23	33,282	33,282	33,199
Sequential Brands Group, Inc.	(e)(g)(h)(j)	Consumer Durables & Apparel	L+900		7/1/22	80,652	80,652	81,459
Sorenson Communications, Inc.	(e)(g)(h)	Telecommunication Services	L+575	2.3%	4/30/20	91,621	91,339	90,933
Sports Authority, Inc.	(g)(l)(r)	Retailing	L+600	1.5%	11/16/17	6,318	5,108	1,287
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+500	1.0%	3/29/19	4,382	4,210	4,253
Sunnova Asset Portfolio 5 Holdings, LLC	(g)	Energy	12.0%, 0.0% PIK (12.0% Max PIK)		11/14/21	4,703	4,633	4,750
Swiss Watch International, Inc.	(g)(l)(r)	Consumer Durables & Apparel	L+825	1.3%	11/8/18	12,185	12,185	4,875
Swiss Watch International, Inc.	(e)(g)(l)(r)	Consumer Durables & Apparel	L+825	1.3%	11/8/18	42,611	42,301	—

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Transplace Texas, LP	(e)(g)(h)	Transportation	L+744	1.0%	9/16/21	$24,486	$24,486	$24,486
Transplace Texas, LP	(g)(q)	Transportation	L+700	1.0%	9/16/21	541	541	541
U.S. Xpress Enterprises, Inc.	(e)(f)(h)	Transportation	L+1000, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/19	53,435	53,435	53,435
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	38,000	38,000	35,693
VPG Group Holdings LLC	(e)(g)(h)	Materials	L+900	1.0%	6/30/18	61,795	61,629	61,331
Warren Resources, Inc.	(f)(g)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	2,016	2,016	2,016
Warren Resources, Inc.	(g)(q)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	144	144	144
Waste Pro USA, Inc.	(e)(g)(h)	Commercial & Professional Services	L+750	1.0%	10/15/20	94,553	94,553	96,326
Zeta Interactive Holdings Corp.	(e)(g)(h)	Software & Services	L+750	1.0%	7/29/22	9,766	9,792	9,863
Zeta Interactive Holdings Corp.	(g)(s)	Software & Services	L+750	1.0%	7/29/22	2,857	2,831	2,876
Zeta Interactive Holdings Corp.	(g)(q)	Software & Services	L+750	1.0%	7/29/22	1,777	1,777	1,793
Zeta Interactive Holdings Corp.	(g)(q)(s)	Software & Services	L+750	1.0%	7/29/22	457	457	461

Total Senior Secured Loans—First Lien							2,178,392	2,121,674
Unfunded Loan Commitments							(186,233)	(186,233)

Net Senior Secured Loans—First Lien							1,992,159	1,935,441

Senior Secured Loans—Second Lien—26.1%
Alison US LLC	(g)(j)	Capital Goods	L+850	1.0%	8/29/22	4,444	4,303	4,310
AP Exhaust Acquisition, LLC	(f)	Automobiles & Components	12.0% PIK (12.0% Max PIK)		9/28/21	3,763	3,763	3,279
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	7,955	7,955	7,994
Ascent Resources - Utica, LLC	(e)(f)(g)(h)	Energy	L+950	1.5%	9/30/18	186,037	185,553	187,665
ASG Technologies Group, Inc.	(g)(t)	Software & Services	L+1100, 0.0% PIK (6.0% Max PIK)	1.0%	6/27/22	24,611	18,533	23,872
Brock Holdings III, Inc.	(g)	Energy	L+825	1.8%	3/16/18	6,923	6,893	6,611
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000, 0.5% PIK (0.5% Max PIK)	1.3%	8/22/20	10,047	10,047	9,896
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22	6,550	5,982	6,582
DEI Sales, Inc.	(e)(f)(g)(h)	Consumer Durables & Apparel	L+900	1.5%	1/15/18	64,654	64,431	62,229
EagleView Technology Corp.	(g)	Software & Services	L+825	1.0%	7/14/23	11,538	11,394	11,520
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23	15,000	14,371	11,874
JW Aluminum Co.	(e)(f)(g)(h)(u)	Materials	L+850 PIK (L+850 Max PIK)	0.8%	11/17/20	37,385	37,367	38,039
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	16,114	16,114	15,415
National Surgical Hospitals, Inc.	(e)(h)	Health Care Equipment & Services	L+900	1.0%	6/1/23	30,000	30,000	30,014
Nielsen & Bainbridge, LLC	(g)	Consumer Durables & Apparel	L+925	1.0%	8/15/21	16,675	16,481	16,341
Paw Luxco II Sarl	(f)(j)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,914	2,055
PSAV Acquisition Corp.	(e)(g)(h)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	$80,000	79,130	80,000
Spencer Gifts LLC	(e)(h)	Retailing	L+825	1.0%	6/29/22	30,000	29,885	24,825

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Stadium Management Corp.	(e)(g)(h)	Consumer Services	L+825	1.0%	2/27/21	$56,776	$56,776	$56,634

Total Senior Secured Loans—Second Lien							619,892	599,155

Senior Secured Bonds—6.9%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	77,670	28,103
Caesars Entertainment Resort Properties, LLC	(e)(g)(h)	Consumer Services	11.0%		10/1/21	24,248	24,026	26,497
FourPoint Energy, LLC	(e)(f)(h)	Energy	9.0%		12/31/21	74,813	72,520	76,589
Global A&T Electronics Ltd.	(g)(j)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,955	5,328
Ridgeback Resources Inc.	(f)(j)	Energy	12.0%		12/29/20	132	129	132
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,357	17,709
Velvet Energy Ltd.	(g)(j)	Energy	9.0%		10/5/23	5,000	5,000	5,112

Total Senior Secured Bonds							205,657	159,470

Subordinated Debt—19.8%
Aurora Diagnostics, LLC	(e)(f)(h)	Health Care Equipment & Services	10.8%		1/15/18	14,935	14,944	12,881
Bellatrix Exploration Ltd.	(g)(j)	Energy	8.5%		5/15/20	5,000	4,928	4,922
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	19,972
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,010	5,117
Ceridian HCM Holding, Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	21,800	22,555	22,509
EV Energy Partners, L.P.	(f)	Energy	8.0%		4/15/19	265	245	188
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	732	732	727
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	4,649	4,649	4,620
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	961	961	955
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	904	904	899
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	66,763	66,763	66,346
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	10,919	10,919	10,851
Global Jet Capital Inc.	(f)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	5,718	5,718	5,682
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	11,688	11,688	11,615
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	11,473	11,473	11,473
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	585	585	585
Jupiter Resources Inc.	(f)(g)(j)	Energy	8.5%		10/1/22	6,425	5,505	5,579
Mood Media Corp.	(g)(i)(j)	Media	10.0%		8/6/23	6,460	5,689	5,976
Mood Media Corp.	(f)(g)(j)	Media	9.3%		10/15/20	43,135	42,402	26,744
NewStar Financial, Inc.	(g)(j)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	75,000	61,615	65,250
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	11,433	11,743	11,223
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	10,155	10,044	10,206

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
S1 Blocker Buyer Inc.	(g)	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	$127	$127	$129
SandRidge Energy, Inc.	(g)(j)(l)	Energy	— %		10/4/20	4,405	5,871	5,530
Sequel Industrial Products Holdings, LLC	(f)	Commercial & Professional Services	14.5%, 2.5% PIK (2.5% Max PIK)		9/30/19	7,044	6,999	7,203
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	15,122	14,314	13,913
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,363	7,404
ThermaSys Corp.	(e)(f)(g)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	138,106	138,106	110,312
VPG Group Holdings LLC	(e)(g)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	5,355	5,355	5,234

Total Subordinated Debt							498,080	454,045

Collateralized Securities—3.1%
ACASC 2013-2A Class Subord. B	(f)(g)(j)	Diversified Financials	12.5%		10/25/25	30,500	17,799	20,270
NewStar Clarendon 2014-1A Class D	(g)(j)	Diversified Financials	L+435		1/25/27	1,560	1,477	1,472
NewStar Clarendon 2014-1A Class Subord. B	(g)(j)	Diversified Financials	16.4%		1/25/27	17,900	14,272	14,300
Rampart CLO 2007 1A Class Subord.	(g)(j)	Diversified Financials	17.6%		10/25/21	10,000	741	1,105
Stone Tower CLO VI Class Subord.	(f)(j)	Diversified Financials	23.6%		4/17/21	5,000	1,636	2,434
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(j)	Diversified Financials	19.9%		1/15/26	42,504	23,300	32,477

Total Collateralized Securities							59,225	72,058

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—22.1%(k)
5 Arches, LLC, Common Equity	(g)(j)(l)(n)	Diversified Financials	9,475	$250	$250
A.P. Plasman Inc., Warrants, 5/25/2026	(g)(j)(l)	Capital Goods	698,482	2,545	3,073
Altus Power America Holdings, LLC, Common Equity	(g)(l)	Energy	462,008	462	462
Altus Power America Holdings, LLC, Preferred Equity	(g)	Energy	888,211	888	888
Amaya Inc., Warrants, 5/15/2024	(g)(j)(l)	Consumer Services	2,000,000	16,832	13,360
AP Exhaust Holdings, LLC, Common Equity	(g)(l)(n)	Automobiles & Components	811	811	41
Aquilex Corp., Common Equity, Class A Shares	(g)(l)(n)	Commercial & Professional Services	15,128	1,087	4,529
Aquilex Corp., Common Equity, Class B Shares	(g)(l)(n)	Commercial & Professional Services	32,637	1,690	9,772
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(l)(m)	Energy	96,800,082	29,100	21,683
ASG Technologies Group, Inc., Common Equity	(g)(l)(t)	Software & Services	1,689,767	36,422	79,673
ASG Technologies Group, Inc., Warrants, 6/27/2022	(g)(l)(t)	Software & Services	229,541	6,542	5,830
Aspect Software, Inc., Common Equity	(g)(l)	Software & Services	409,967	19,792	22,384
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(j)(l)	Retailing	3,451,216	1,898	276

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
CSF Group Holdings, Inc., Common Equity	(g)(l)	Capital Goods	391,300	$391	$391
Eastman Kodak Co., Common Equity	(g)(l)	Consumer Durables & Apparel	61,859	1,203	959
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	(g)(l)(n)	Energy	21,000	21,000	10,133
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(l)(n)	Energy	3,937	2,601	1,919
FourPoint Energy, LLC, Common Equity, Class E-II Units	(g)(l)(n)	Energy	87,400	21,850	39,986
FourPoint Energy, LLC, Common Equity, Class E-III Units	(g)(l)(n)	Energy	70,875	17,719	34,197
Fronton Investor Holdings, LLC, Class B Units	(g)(n)(t)	Consumer Services	14,943	15,011	15,092
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(j)(l)	Commercial & Professional Services	42,281,308	42,281	42,281
H.I.G. Empire Holdco, Inc., Common Equity	(g)(l)	Retailing	375	1,118	1,148
Harvey Holdings, LLC, Common Equity	(g)(l)	Capital Goods	2,333,333	2,333	5,367
Imagine Communications Corp., Common Equity, Class A Units	(g)(l)	Media	33,034	3,783	3,191
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(l)(n)	Materials	441,238	441	772
JMC Acquisition Holdings, LLC, Common Equity	(g)(l)	Capital Goods	483	483	539
JW Aluminum Co., Common Equity	(f)(g)(l)(u)	Materials	972	—	—
JW Aluminum Co., Preferred Equity	(f)(g)(u)	Materials	4,499	43,507	45,031
Leading Edge Aviation Services, Inc., Common Equity	(f)(l)	Capital Goods	4,401	464	137
Leading Edge Aviation Services, Inc., Preferred Equity	(f)(l)	Capital Goods	1,303	1,303	1,303
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(l)(n)	Capital Goods	490,213	490	98
Micronics, Inc., Common Equity	(g)(l)	Capital Goods	53,073	553	403
Micronics, Inc., Preferred Equity	(g)(l)	Capital Goods	55	553	740
NewStar Financial, Inc., Warrants, 11/4/2024	(g)(j)(l)	Diversified Financials	3,000,000	15,058	8,310
North Haven Cadence Buyer, Inc., Common Equity	(g)(l)	Consumer Services	1,041,667	1,042	1,094
PSAV Holdings LLC, Common Equity	(f)	Technology Hardware & Equipment	10,000	10,000	28,500
Ridgeback Resources Inc., Common Equity	(f)(j)(l)	Energy	324,954	1,997	1,997
Roadhouse Holding Inc., Common Equity	(g)(l)(t)	Consumer Services	6,672,036	6,932	8,147
S1 Blocker Buyer Inc., Common Equity	(g)	Commercial & Professional Services	59	587	571
Safariland, LLC, Common Equity	(f)(l)	Capital Goods	25,000	2,500	11,535
Safariland, LLC, Warrants, 7/27/2018	(f)(l)	Capital Goods	2,263	246	1,044
Safariland, LLC, Warrants, 9/20/2019	(f)(l)	Capital Goods	2,273	227	1,049
SandRidge Energy, Inc., Common Equity	(g)(j)(l)	Energy	186,853	4,671	4,400
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(l)	Commercial & Professional Services	33,306	3,400	9,682
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	8,000	12,174	12,179
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(l)	Commercial & Professional Services	1,293	1	219
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(l)	Commercial & Professional Services	19,388	12	3,697

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Sequential Brands Group, Inc., Common Equity	(g)(j)(l)	Consumer Durables & Apparel	206,664	$2,790	$967
Sorenson Communications, Inc., Common Equity	(f)(l)	Telecommunication Services	46,163	—	38,989
Sunnova Energy Corp., Common Equity	(g)(l)	Energy	192,389	722	1,045
Sunnova Energy Corp., Preferred Equity	(g)(l)	Energy	18,182	97	99
SWI Holdco LLC, Common Equity	(g)(l)	Consumer Durables & Apparel	950	—	2,613
ThermaSys Corp., Common Equity	(f)(l)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(l)	Capital Goods	51,813	5,181	—
VPG Group Holdings LLC, Class A-2 Units	(f)(l)	Materials	3,637,500	3,638	2,183
Warren Resources, Inc., Common Equity	(f)(g)(l)	Energy	113,515	534	488
Zeta Interactive Holdings Corp., Preferred Equity	(g)(l)	Software & Services	215,662	1,714	1,931

Total Equity/Other				368,927	506,647

TOTAL INVESTMENTS—162.2%				$3,743,940	3,726,816

LIABILITIES IN EXCESS OF OTHER ASSETS—(62.2%)					$(1,429,439)

NET ASSETS—100%					$2,297,377

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2016, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 1.00%, the Euro Interbank Offered Rate, or EURIBOR, was (0.32)% and the U.S. Prime Lending Rate, or Prime, was 3.75%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)

Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the term loan facility with JPMorgan Chase Bank, N.A. (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)

Security or portion thereof held within Hamilton Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with HSBC Bank USA, N.A. (see Note 8).

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

(i)	Position or portion thereof unsettled as of December 31, 2016.

(j)

The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2016, 81.8% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within IC Arches Investments LLC, a wholly-owned subsidiary of the Company.

(p)	Security held within IC Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.

(r)	Asset is on non-accrual status.

(s)

The transfer of a portion of this loan does not qualify for sale accounting under Accounting Standards Codification Topic 860, Transfers and Servicing, and therefore, the entire senior secured loan remains in the consolidated schedule of investments as of December 31, 2016 (see Note 8).

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

(t)

Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2016, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the year ended December 31, 2016:

Portfolio Company	Fair Value at December 31, 2015	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2016	Interest Income	Fee Income	Dividend Income
Senior Secured Loans—First Lien
ASG Technologies Group, Inc.	$38,321	$15,628	—	$44	—	$773	$54,766	$4,841	—	—
Senior Secured Loans—Second Lien
ASG Technologies Group, Inc.	—	$18,069	—	$464	—	$5,339	$23,872	$1,818	$738	—
Logan’s Roadhouse, Inc.	—	$16,114	—	—	—	$(699)	$15,415	$165	$14	—
Equity/Other
ASG Technologies Group, Inc., Common Equity	$77,898	—	—	—	—	$1,775	$79,673	—	—	—
ASG Technologies Group, Inc., Warrants, 6/27/2022	—	$6,542	—	—	—	$(712)	$5,830	—	—	—
Fronton Investor Holdings, LLC, Class B Units	$16,138	—	$(1,874)	—	—	$828	$15,092	—	—	$224
Roadhouse Holding Inc., Common Equity	—	$6,932	—	—	—	$1,215	$8,147	—	—	—

(u)

Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2016, the Company held investments in one portfolio company of which it is deemed to be an “affiliated person” and deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person and deemed to control for the year ended December 31, 2016:

Portfolio Company	Fair Value at December 31, 2015	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2016	Interest Income	Fee Income	Dividend Income
Senior Secured Loans—Second Lien
JW Aluminum Co.	$32,887	$4,478	—	$2	—	$672	$38,039	$3,338	—	—
Senior Secured Bonds
JW Aluminum Co.	—	$8,060	$(8,141)	$107	$(26)	—	—	$210	—	—
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	$43,844	$406	—	—	—	$781	$45,031	$35	—	—

See notes to consolidated financial statements.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation (NYSE: FSIC), or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2017, the Company had two wholly-owned financing subsidiaries and five wholly-owned subsidiaries through which it holds interests in portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2017. All significant intercompany transactions have been eliminated in consolidation. Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Company’s investment adviser, FB Income Advisor, LLC, or FB Advisor, will seek to tailor the Company’s investment focus as market conditions evolve. Depending on market conditions, the Company may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

As the Company previously announced on December 11, 2017, GSO / Blackstone Debt Funds Management LLC, or GDFM, intends to resign as the investment sub-adviser to the Company and terminate the investment sub-advisory agreement, or the investment sub-advisory agreement, between FB Advisor and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, Franklin Square Holdings, L.P. (which does business as FS Investments), or FS Investments, and KKR Credit Advisors (US) LLC, or KKR Credit, desire to enter into a relationship whereby FS Investments and KKR Credit will create a premier alternative lending platform for certain BDCs sponsored, advised and/or sub-advised by them. Accordingly, FB Advisor, together with FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC, or collectively the FS Advisor Entities, and KKR Credit and certain other parties have entered into a master transaction agreement setting out the terms of the relationship between FB Advisor and KKR Credit. In furtherance thereof, the Company desires to enter into (i) an investment advisory agreement with FB

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization (continued)

Advisor and an investment advisory agreement with KKR Credit, pursuant to which FB Advisor and KKR Credit would act as investment co-advisers to the Company and/or (ii) an investment advisory agreement with FS/KKR Advisor, LLC, or FS/KKR Advisor, a newly-formed investment adviser jointly operated by an affiliate of FS Investments and by KKR Credit, pursuant to which FS/KKR Advisor would act as investment adviser to the Company.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.

Valuation of Portfolio Investments: The Company determines the net asset value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, FB Advisor provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

•

the Company’s quarterly fair valuation process begins with FB Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	FB Advisor’s management team then provides the valuation committee with preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

the Company’s valuation committee reviews the preliminary valuations and FB Advisor’s management team, together with its independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that the Company’s board of directors approve the fair valuations; and

•

the Company’s board of directors discusses the valuations and determines the fair value of each such investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s consolidated financial statements. In making its determination of fair value, the Company’s board of directors may use any approved independent third-party pricing or valuation services. However, the Company’s board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FB Advisor or any approved independent third-party valuation or pricing service that the Company’s board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FB Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may consider when determining the fair value of the Company’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its determination of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FB Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FB Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the Company’s board of directors, in consultation with FB Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company’s board of directors has delegated day-to-day responsibility for implementing its valuation policy to FB Advisor’s management team, and has authorized FB Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Company’s board of directors. The valuation committee is responsible for overseeing FB Advisor’s implementation of the valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which provides for revenue recognition based on the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. When it becomes effective, the new revenue recognition guidance in ASU No. 2014-09 will replace most revenue recognition guidance under existing GAAP. In 2016, the FASB issued additional guidance that clarified, amended and technically corrected prior revenue recognition guidance. The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. For public entities, the new standards are effective during the interim and annual periods beginning after December 15, 2017, with early adoption permitted. The standards permit the use of either the retrospective or cumulative effect transition method. As a result, the Company is required to adopt the new guidance as of January 1, 2018 and expects to do so using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption.

In connection with its evaluation of the impact of the new revenue recognition guidance on its revenue recognition polices for structuring and other non-recurring upfront fees, the Company has performed an analysis to identify contracts with customers within the scope of the new revenue recognition guidance and to determine the related performance obligation and transaction price. Under the new revenue recognition guidance, the Company expects to recognize revenue for in-scope contracts based on the transaction price as the performance obligation is fulfilled. In its analysis, the Company considered, among other matters, the nature of the performance obligation and constraints on including variable consideration in the transaction price. In addition, the Company considered the costs incurred to obtain and fulfill in-scope contracts with customers to determine whether such costs would be required to be capitalized.

Based on its analysis, the Company expects to provide additional revenue recognition disclosures required under the new standard but does not otherwise expect a material effect on its consolidated financial statements.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Capital Gains Incentive Fee: Pursuant to the terms of the amended and restated investment advisory agreement, dated July 17, 2014, or the investment advisory agreement, by and between the Company and FB Advisor, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee: Pursuant to the terms of the investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the investment advisory agreement, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the value of the Company’s net assets, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes. The Company accrued $5,259, $5,554 and $6,056 in estimated excise taxes payable in respect of income received during the years ended December 31, 2017, 2016 and 2015, respectively. During the years ended December 31, 2017, 2016, and 2015, the Company paid $5,888, $6,000 and $5,853, respectively, in excise and other taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the years ended December 31, 2017, 2016 and 2015, the Company did not incur any interest or penalties.

The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to declare and pay such distributions on a quarterly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Partial Loan Sales: The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing, or ASC Topic 860, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 8 for additional information.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Reclassifications: Certain amounts in the consolidated financial statements for the years ended December 31, 2016 and 2015 have been reclassified to conform to the classifications used to prepare the consolidated financial statements for the year ended December 31, 2017. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount
Reinvestment of Distributions(1)	1,662,059	$15,908	1,216,341	$11,091	1,950,457	$19,163

Net Proceeds from Share Transactions	1,662,059	$15,908	1,216,341	$11,091	1,950,457	$19,163

(1)	Following the closing of its continuous public offering in May 2012, the Company has continued to issue shares only pursuant to its distribution reinvestment plan.

During the year ended December 31, 2017, the administrator for the Company’s distribution reinvestment plan, or DRP, purchased 611,141 shares of common stock in the open market at an average price per share of $8.65 (totaling $5,284) pursuant to the DRP, and distributed such shares to participants in the DRP. During the year ended December 31, 2016, the administrator for the DRP purchased 1,232,012 shares of common stock in the open market at an average price per share of $9.10 (totaling $11,216) pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from January 1, 2018 to February 28, 2018, the administrator for the DRP purchased 572,388 shares of common stock in the open market at an average price per share of $7.69 (totaling $4,399) pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the investment advisory agreement, FB Advisor is entitled to an annual base management fee equal to 1.75% of the average value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. Base management fees are paid on a quarterly basis in arrears. FB Advisor has agreed, effective October 1, 2017 and through September 30, 2018, to (a) waive a portion of the base management fee to which it is entitled under the investment advisory agreement so that the fee received equals 1.50% of the average value of the Company’s gross assets and (b) continue to calculate the subordinated incentive fee on income to which it is entitled under the investment advisory agreement as if the base management fee was 1.75% of the average value of the Company’s gross assets. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that FB Advisor may be entitled to under the investment advisory agreement.

Pursuant to the investment sub-advisory agreement, GDFM will receive 50% of all management and incentive fees payable to FB Advisor under the investment advisory agreement with respect to each year.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

On April 16, 2014, the Company entered into an administration agreement with FB Advisor, or the administration agreement, which governs the administrative services provided to the Company by FB Advisor. Pursuant to the administration agreement, the Company reimburses FB Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Company on behalf of FB Advisor. The Company reimburses FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FB Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

The following table describes the fees and expenses accrued under the investment advisory agreement and the administration agreement, as applicable, during the years ended December 31, 2017, 2016 and 2015:

			Year Ended December 31,
Related Party	Source Agreement	Description	2017	2016	2015
FB Advisor	Investment Advisory Agreement	Base Management Fee(1)	$70,222	$71,280	$75,401
FB Advisor	Investment Advisory Agreement	Capital Gains Incentive Fee(2)	—	—	$(21,075)
FB Advisor	Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$50,297	$51,830	$61,036
FB Advisor	Administration Agreement	Administrative Services Expenses(4)	$3,051	$3,475	$4,182

(1)

FB Advisor agreed, effective October 1, 2017, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.50% of the average value of the Company’s gross assets. For the year ended December 31, 2017, the amount shown is net of waivers of $2,575. During the years ended December 31, 2017, 2016 and 2015, $72,794, $71,673, and $76,546, respectively, in base management fees were paid to FB Advisor. As of December 31, 2017, $15,450 in base management fees were payable to FB Advisor.

(2)

During the year ended December 31, 2015, the Company reversed capital gains incentive fees of $21,075 based on the performance of its portfolio. The Company paid FB Advisor no capital gains incentive fees during the year ended December 31, 2017. As of December 31, 2017, no capital gains incentive fees were accrued.

(3)

During the year ended December 31, 2017, $50,311 of subordinated incentive fees on income were paid to FB Advisor. As of December 31, 2017, a subordinated incentive fee on income of $12,871 was payable to FB Advisor.

(4)

During the years ended December 31, 2017, 2016 and 2015, $2,796, $3,194 and $3,664, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $3,273, $3,905 and $4,646, respectively, in administrative services expenses to FB Advisor during the years ended December 31, 2017, 2016 and 2015.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Potential Conflicts of Interest

FB Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain other funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While none of the investment advisers are currently providing investment advisory services to clients other than funds in the Fund Complex, any, or all, may do so in the future. In the event that FB Advisor or its management team undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, or the Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. However, in connection with the potential investment advisory relationship with KKR Credit and/or FS/KKR Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors has authorized and directed that the Company exercise its rights under the Order to decline to participate in any new potential co-investment transaction pursuant to the Order that would be within the then-current investment objectives and strategies of the Company unless sourced by GDFM, KKR Credit or FS/KKR Advisor. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for it, in part, by allowing the Company to participate in larger investments, together with its co-investment affiliates, than would be available to the Company if such relief had not been obtained. Because the Company did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, the Company is permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

Trademark License Agreement

On April 16, 2014, in connection with the listing of its common stock on the NYSE, the Company entered into a trademark license agreement, or the trademark license agreement, with FS Investments. Pursuant to the trademark license agreement, FS Investments granted the Company a non-exclusive, nontransferable, royalty-free right and license to use the name “FS Investment Corporation” and certain other trademarks, or the licensed marks, as a component of the Company’s name (and in connection with marketing the investment advisory and other services that FB Advisor may provide to the Company). Other than with respect to this limited license, the Company has no other rights to the licensed marks. The trademark license agreement may be terminated by FS

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Investments or the Company on sixty days’ prior written notice and expires if FB Advisor or one of FS Investments’ affiliates ceases to serve as investment adviser to the Company. Furthermore, FS Investments may terminate the trademark license agreement at any time and in its sole discretion in the event that FS Investments or the Company receives notice of any third-party claim arising out of the Company’s use of the licensed marks or if the Company attempts to assign or sublicense the trademark license agreement or any of the Company’s rights or duties under the trademark license agreement without the prior written consent of FS Investments. FB Advisor is a third-party beneficiary of the trademark license agreement.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared on its common stock during the years ended December 31, 2017, 2016 and 2015:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2015	$0.89100	$215,606
2016	$0.89100	$216,933
2017	$0.85825	$210,549

On February 21, 2018, the Company’s board of directors declared a regular quarterly cash distribution of $0.19 per share, which will be paid on or about April 3, 2018 to stockholders of record as of the close of business on March 21, 2018. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

Pursuant to the DRP, the Company will reinvest all cash dividends or distributions declared by the Company’s board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Company’s board of directors declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Company’s common stock.

With respect to each distribution pursuant to the DRP, the Company reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless the Company, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Company’s common stock on the payment date for the distribution, then the Company will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in the sole discretion of the Company, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Company will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Company issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Company’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Company’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017		2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income(1)	210,549	100%	216,933	100%	181,509	84%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—	34,097	16%
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—

Total	$210,549	100%	$216,933	100%	$215,606	100%

(1)

During the years ended December 31, 2017, 2016 and 2015, 89.0%, 90.4% and 92.7%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.2%, 1.8% and 2.3%, respectively, was attributable to non-cash accretion of discount and 9.8%, 7.8% and 5.0%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the years ended December 31, 2017, 2016 and 2015 was $206,286, $212,274 and $220,039, respectively. As of December 31, 2017, 2016 and 2015, the Company had $146,647, $153,590 and $158,249, respectively, of undistributed net investment income and $195,140, $73,184 and $35,010, respectively, of accumulated capital losses on a tax basis.

The Company’s undistributed net investment income on a tax basis as of December 31, 2016 was adjusted following the filing of the Company’s 2016 tax return in September 2017. The adjustment was primarily due to tax-basis income received by the Company during the year ended December 31, 2016 exceeding GAAP-basis income on account of certain collateralized securities and interests in partnerships, and the reclassification of realized gains and losses upon the sale of certain collateralized securities held in its investment portfolio during such period. The tax notices for such collateralized securities and interests in partnerships were received by the Company subsequent to the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2016.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains or deferred to future periods for tax purposes, the impact of consolidating certain subsidiaries for purposes of computing GAAP-basis net investment income but not for purposes of computing tax-basis net investment income, the reversal of non-deductible excise taxes and income recognized for tax purposes on certain transactions but not recognized for GAAP purposes.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017	2016	2015
GAAP-basis net investment income	$203,759	$207,323	$265,090
Reversal of incentive fee accrual on unrealized gains	—	—	(21,075)
Income subject to tax not recorded for GAAP	(770)	4,922	804
Excise taxes	5,259	5,554	6,056
GAAP versus tax-basis impact of consolidation of certain subsidiaries	12,181	9,009	4,852
Reclassification of unamortized original issue discount and prepayment fees	(14,347)	(14,821)	(35,005)
Other miscellaneous differences	204	287	(683)

Tax-basis net investment income	$206,286	$212,274	$220,039

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2017, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency and accumulated undistributed (distributions in excess of) net investment income by $1,529 and $2,826, respectively, and decreased capital in excess of par value by $4,355. During the year ended December 31, 2016, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency and accumulated undistributed (distributions in excess of) net investment income by $4,705 and $9,690, respectively, and decreased capital in excess of par value by $14,395, respectively. During the year ended December 31, 2015, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $17,657 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $13,364 and $4,293, respectively.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2017 and 2016, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2017	2016
Distributable ordinary income	$146,647	$150,910
Distributable realized gains (accumulated capital losses)(1)	(195,140)	(73,555)
Other temporary differences	(257)	3,580
Net unrealized appreciation (depreciation) on investments and secured borrowing and gain/loss on foreign currency(2)	60,636	(44,842)

Total	$11,886	$36,093

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

(1)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of December 31, 2017, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $27,890 and $167,250, respectively.

(2)

As of December 31, 2017 and 2016, the gross unrealized appreciation on the Company’s investments and secured borrowing and gain on foreign currency was $259,416 and $226,121, respectively. As of December 31, 2017 and 2016, the gross unrealized depreciation on the Company’s investments and secured borrowing and loss on foreign currency was $198,780 and $270,134, respectively.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $3,869,322 and $3,780,294 as of December 31, 2017 and 2016, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $56,912 and $(53,478) as of December 31, 2017 and 2016, respectively.

As of December 31, 2017, the Company had a deferred tax liability of $6,538 resulting from unrealized appreciation on investments held by the Company’s wholly-owned taxable subsidiaries and a deferred tax asset of $13,161 resulting from net operating losses of the Company’s wholly-owned taxable subsidiaries. As of December 31, 2017, certain wholly-owned taxable subsidiaries anticipated that they would be unable to fully utilize their generated net operating losses, therefore the deferred tax asset was offset by a valuation allowance of $6,623. For the year ended December 31, 2017, the Company did not record a provision for taxes related to wholly-owned taxable subsidiaries.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2017 and 2016:

	December 31, 2017			December 31, 2016
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,501,103	$2,520,994	64%	$1,992,159	$1,935,441	52%
Senior Secured Loans—Second Lien	222,232	197,588	5%	619,892	599,155	16%
Senior Secured Bonds	157,699	161,650	4%	205,657	159,470	4%
Subordinated Debt	500,626	489,761	13%	498,080	454,045	12%
Collateralized Securities	47,471	54,319	1%	59,225	72,058	2%
Equity/Other	387,715	501,922	13%	368,927	506,647	14%

Total	$3,816,846	$3,926,234	100%	$3,743,940	$3,726,816	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of December 31, 2017, the Company held investments in one portfolio company of which it is deemed to “control.” As of December 31, 2017, the Company held investments in six portfolio companies of which it is

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the consolidated schedule of investments as of December 31, 2017.

As of December 31, 2016, the Company held investments in one portfolio company of which it is deemed to “control.” As of December 31, 2016, the Company held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the consolidated schedule of investments as of December 31, 2016.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of December 31, 2017, the Company had twenty unfunded debt investments with aggregate unfunded commitments of $154,074, one unfunded commitment to purchase up to $295 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded commitment to purchase up to $4 in shares of common stock of Chisholm Oil and Gas, LLC. As of December 31, 2016, the Company had seventeen unfunded debt investments with aggregate unfunded commitments of $186,233 and one unfunded commitment to purchase up to $362 in shares of preferred stock of Altus Power America Holdings, LLC. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s consolidated schedule of investments as of December 31, 2017 and 2016.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2017 and 2016:

	December 31, 2017		December 31, 2016
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$13,579	0%	$27,525	1%
Capital Goods	1,053,614	27%	708,946	19%
Commercial & Professional Services	560,414	14%	514,682	14%
Consumer Durables & Apparel	173,855	4%	198,752	5%
Consumer Services	265,220	7%	343,211	9%
Diversified Financials	140,249	4%	184,355	5%
Energy	257,841	7%	432,047	12%
Food, Beverage & Tobacco	69,979	2%	—	—
Health Care Equipment & Services	239,916	6%	199,064	5%
Materials	370,740	10%	263,849	7%
Media	128,335	3%	113,455	3%
Retailing	174,289	4%	110,262	3%
Semiconductors & Semiconductor Equipment	6,490	0%	5,328	0%
Software & Services	205,052	5%	265,501	7%
Technology Hardware & Equipment	34,000	1%	108,500	3%
Telecommunication Services	164,864	4%	161,544	4%
Transportation	67,797	2%	89,795	3%

Total	$3,926,234	100%	$3,726,816	100%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

As of December 31, 2017 and 2016, the Company’s investments and secured borrowing were categorized as follows in the fair value hierarchy:

	December 31, 2017		December 31, 2016
Valuation Inputs	Investments	Secured Borrowing	Investments	Secured Borrowing
Level 1—Price quotations in active markets	$9,445	—	$6,326	$—
Level 2—Significant other observable inputs	—	—	—	—
Level 3—Significant unobservable inputs	3,916,789	—	3,720,490	(2,880)

	$3,926,234	—	$3,726,816	$(2,880)

The Company has elected the fair value option under ASC Topic 825, Financial Instruments, relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowing as a component of the net change in unrealized appreciation (depreciation) on secured borrowing in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

The secured borrowing as of December 31, 2016 was valued using Level 3 inputs under the fair value hierarchy. The Company’s approach to determining fair value of the Level 3 secured borrowing was consistent with its approach to determining fair value of the Level 3 investments that were associated with the secured borrowing. See Note 2 and Note 8 for additional information regarding the Company’s secured borrowing.

The Company’s investments consist primarily of debt investments that were acquired directly from the issuer. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated repayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements. Except as described above, the Company values its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee of the Company’s board of directors and the board of directors, reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

The following is a reconciliation for the years ended December 31, 2017 and 2016 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$1,935,441	$599,155	$159,470	$454,045	$72,058	$500,321	$3,720,490
Accretion of discount (amortization of premium)	1,715	8,758	631	14,264	8	2	25,378
Net realized gain (loss)	(56,390)	(23,684)	(43,564)	(14,397)	(379)	(4,355)	(142,769)
Net change in unrealized appreciation (depreciation)	76,609	(3,907)	50,138	33,170	(5,985)	(21,890)	128,135
Purchases	954,681	77,269	86,049	118,937	409	42,230	1,279,575
Paid-in-kind interest	2,596	2,942	27	28,291	—	7,122	40,978
Sales and repayments	(393,658)	(462,945)	(91,101)	(144,549)	(11,792)	(30,953)	(1,134,998)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,520,994	$197,588	$161,650	$489,761	$54,319	$492,477	$3,916,789

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$23,533	$(17,408)	$3,045	$19,233	$(2,716)	$(15,273)	$10,414

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

	For the Year Ended December 31, 2016
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$2,173,829	$624,814	$240,754	$438,414	$85,007	$465,769	$4,028,587
Accretion of discount (amortization of premium)	2,680	2,752	2,633	1,619	38	427	10,149
Net realized gain (loss)	13,090	242	(82,669)	(441)	839	5,378	(63,561)
Net change in unrealized appreciation (depreciation)	17,872	16,191	57,255	10,209	22,520	25,185	149,232
Purchases	896,207	52,526	13,189	67,563	4,575	119,096	1,153,156
Paid-in-kind interest	4,733	7,235	—	18,655	—	2,214	32,837
Sales and repayments	(1,172,970)	(104,605)	(71,692)	(81,974)	(40,921)	(116,336)	(1,588,498)
Net transfers in or out of Level 3(1)	—	—	—	—	—	(1,412)	(1,412)

Fair value at end of period	$1,935,441	$599,155	$159,470	$454,045	$72,058	$500,321	$3,720,490

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$44,825	$10,428	$16,217	$4,734	$13,350	$37,005	$126,559

(1)

There was one transfer of an investment from Level 3 to Level 1 during the year ended December 31, 2016. It is the Company’s policy to recognize transfers between levels at the beginning of the reporting period.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the years ended December 31, 2017 and 2016 of the secured borrowing for which significant unobservable inputs (Level 3) were used in determining fair value:

	Secured Borrowing
	For the Year Ended December 31,
	2017	2016
Fair value at beginning of period	$(2,880)	$—
Amortization of premium (accretion of discount)	(5)	(2)
Net realized gain (loss)	(21)	—
Net change in unrealized appreciation (depreciation)	49	(49)
Repayments on secured borrowing	2,857	—
Paid-in-kind interest	—	—
Proceeds from secured borrowing	—	(2,829)
Net transfers in or out of Level 3	—	—

Fair value at end of period	$—	$(2,880)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$—	$(49)

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2017 and 2016 were as follows:

Type of Investment	Fair Value at December 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$2,355,454	Market Comparables	Market Yield (%)	6.2% - 14.0%	9.8%
			EBITDA Multiples (x)	5.0x - 8.0x	7.2x
	52,295	Other(2)	Other(2)	N/A	N/A
	113,245	Market Quotes	Indicative Dealer Quotes	85.5% - 102.8%	99.4%
Senior Secured Loans—Second Lien	84,727	Market Comparables	Market Yield (%)	8.3% - 20.7%	11.3%
			EBITDA Multiples (x)	5.0x - 6.0x	5.5x
	112,861	Market Quotes	Indicative Dealer Quotes	50.5% - 102.3%	93.7%
Senior Secured Bonds	112,534	Market Comparables	Market Yield (%)	7.7% - 12.3%	8.6%
			EBITDA Multiples (x)	4.8x - 8.0x	7.7x
			Production Multiples (Mboe/d)	$42,250.0 - $44,750.0	$43,500.0
			Proved Reserves Multiples (Mmboe)	$10.3 - $11.3	$10.8
			PV-10 Multiples (x)	0.8x - 0.8x	0.8x
	29,218	Other(2)	Other(2)	N/A	N/A
	19,898	Market Quotes	Indicative Dealer Quotes	99.5% - 100.5%	100.0%
Subordinated Debt	357,169	Market Comparables	Market Yield (%)	7.8% - 16.8%	14.5%
			EBITDA Multiples (x)	9.0x - 11.0x	9.5x
	132,592	Market Quotes	Indicative Dealer Quotes	50.0% - 108.5%	99.4%
Collateralized Securities	54,319	Market Quotes	Indicative Dealer Quotes	6.6% - 100.2%	65.8%
Equity/Other	448,949	Market Comparables	Market Yield (%)	15.3% - 15.8%	15.5%
			Capacity Multiple ($/kW)	$2,000.0 - $2,250.0	$2,125.0
			EBITDA Multiples (x)	4.8x - 23.5x	8.3x
			Production Multiples (Mboe/d)	$32,500.0 - $44,750.0	$34,191.4
			Production Multiples (MMcfe/d)	$5,000.0 - $5,500.0	$5,250.0
			Proved Reserves Multiples (Bcfe)	$1.8 - $2.0	$1.9
			Proved Reserves Multiples (Mmboe)	$8.3 - $11.3	$8.6
			PV-10 Multiples (x)	0.8x - 2.6x	2.3x
		Discounted Cash Flow	Discount Rate (%)	11.0% - 13.0%	12.0%
		Option Valuation Model	Volatility (%)	30.0% - 36.5%	35.3%
	43,528	Other(2)	Other(2)	N/A	N/A

Total	$3,916,789

(1)

Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2016	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,575,465	Market Comparables	Market Yield (%)	5.5% - 17.3%	10.0%
	93,703	Other(2)	Other(2)	N/A	N/A
	203,773	Market Quotes	Indicative Dealer Quotes	18.2% - 104.1%	99.6%
	62,500	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	458,403	Market Comparables	Market Yield (%)	8.8% - 26.0%	12.4%
	140,752	Market Quotes	Indicative Dealer Quotes	8.8% - 101.0%	93.3%
Senior Secured Bonds	109,936	Market Comparables	Market Yield (%)	7.5% - 9.0%	7.8%
			EBITDA Multiples (x)	6.3x - 7.3x	6.5x
			Production Multiples (Mboe/d)	$45,000.0 - $50,000.0	$47,500.0
			Proved Reserves Multiples (Mmboe)	$14.5 - $15.0	$14.8
			PV-10 Multiples (x)	0.8x - 0.9x	0.9x
	49,534	Market Quotes	Indicative Dealer Quotes	76.0% - 109.6%	98.5%
Subordinated Debt	321,853	Market Comparables	Market Yield (%)	8.0% - 15.3%	13.0%
			EBITDA Multiples (x)	7.3x - 10.3x	8.7x
	132,192	Market Quotes	Indicative Dealer Quotes	60.8% - 125.5%	89.0%
Collateralized Securities	72,058	Market Quotes	Indicative Dealer Quotes	11.1% - 94.3%	72.7%
Equity/Other	453,246	Market Comparables	EBITDA Multiples (x)	4.5x - 16.3x	8.8x
			Production Multiples (Mboe/d)	$2,225.0 - $50,000.0	$42,391.6
			Proved Reserves Multiples (Mmboe)	$0.7 - $15.0	$8.8
			Undeveloped Acreage Multiples ($/Acre)	$8,000.0 - $10,000.0	$9,000.0
			Capacity Multiple ($/kW)	$2,375.0 - $2,875.0	$2,625.0
		Discounted Cash Flow	Discount Rate (%)	11.0% - 24.8%	19.9%
		Option Valuation Model	Volatility (%)	34.5% - 41.0%	39.5%
	47,075	Other(2)	Other(2)	N/A	N/A

Total	$3,720,490

Secured Borrowing	$(2,880)	Market Comparables	Market Yield (%)	(6.0)% - (7.1)%	(6.6)%

(1)

Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of December 31, 2017 and 2016:

	As of December 31, 2017
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility(1)	Revolving Credit Facility	L+2.50%	$150,000		$—	December 15, 2021
ING Credit Facility(1)	Revolving Credit Facility	L+2.25%	66,750	(2)	260,750	March 16, 2021
Locust Street Credit Facility(1)	Term Loan Credit Facility	L+2.68%	425,000		—	November 1, 2020
4.000% Notes due 2019	Unsecured Notes	4.00%	400,000		—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	405,000		—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	275,000		—	May 15, 2022

Total			$1,721,750		$260,750

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)

Borrowings in Euros and Canadian dollars. Euro balance outstanding of €41,576 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.20 as of December 31, 2017 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.80 as of December 31, 2017 to reflect total amount outstanding in U.S. dollars.

	As of December 31, 2016
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility	Revolving Credit Facility	L+2.50%	$150,000		$—	December 15, 2021
ING Credit Facility	Revolving Credit Facility	L+2.50%	44,932	(1)	255,068	April 3, 2018
Locust Street Credit Facility	Term Loan Credit Facility	L+2.68%	425,000		—	November 1, 2020
4.000% Notes due 2019	Unsecured Notes	4.00%	400,000		—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	405,000		—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	275,000		—	May 15, 2022
Partial Loan Sale	Secured Borrowing	L+4.50% (1% floor)	2,857		—	July 29, 2022

Total			$1,702,789		$255,068

(1)

Borrowings in Euros. Euro balance outstanding of €42,575 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.06 as of December 31, 2016 to reflect total amount outstanding in U.S. dollars.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2017, 2016 and 2015, the components of total interest expense for the Company’s financing arrangements were as follows:

Arrangement(1)	Broad Street Credit Facility	Hamilton Street Credit Facility(2)	ING Credit Facility(2)	JPM Facility	Locust Street Credit Facility	4.000% Notes due 2019	4.250% Notes due 2020	4.75% Notes due 2022	Partial Loan Sale(3)	Total
Fiscal 2017
Interest expense	$—	$5,679	$5,213	$—	$16,663	$16,000	$17,212	$13,063	$137	$73,967
Amortization of deferred financing costs and discount	—	327	826	—	1,120	1,233	1,126	541	5	5,178

Total interest expense	$—	$6,006	$6,039	$—	$17,783	$17,233	$18,338	$13,604	$142	$79,145

Fiscal 2016
Interest expense	$—	$261	$4,422	$19,103	$3,395	$15,631	$14,030	$13,063	$67	$69,972
Amortization of deferred financing costs and discount	—	13	1,132	—	182	1,237	976	544	2	4,086

Total interest expense	$—	$274	$5,554	$19,103	$3,577	$16,868	$15,006	$13,607	$69	$74,058

Fiscal 2015
Interest expense	$406	$—	$4,047	$28,081	$—	$16,082	$13,966	$8,781	$—	71,363
Amortization of deferred financing costs and discount	—	—	1,131	61	—	1,240	974	358	—	3,764

Total interest expense	$406	$—	$5,178	$28,142	$—	$17,322	$14,940	$9,139	$—	$75,127

(1)

Borrowings of each of the Company’s wholly-owned, special-purpose financing subsidiaries are considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

(2)	Interest expense includes the effect of non-usage fees.

(3)	Total interest expense for the secured borrowing includes the effect of amortization of discount.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2017, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Company’s financing arrangements were as follows:

Arrangement	Broad Street Credit Facility	Hamilton Street Credit Facility(2)(3)	ING Credit Facility(2)(4)	JPM Facility(3)	Locust Street Credit Facility(3)	4.000% Notes due 2019(5)	4.250% Notes due 2020(5)	4.75% Notes due 2022(5)	Partial Loan Sale(3)	Total/ Average
Fiscal 2017
Cash paid for interest expense	—	$5,193	$4,581	—	$15,047	$16,000	$17,213	$13,062	$164	$71,260
Average borrowings	—	$150,000	$111,237	—	$425,000	$400,000	$405,000	$275,000	$2,787	$1,769,024
Effective interest rate	—	3.81%	6.51%	—	3.98%	4.00%	4.25%	4.75%	—	4.26%
Weighted average interest rate(1)	—	3.79%	4.69%	—	3.92%	4.00%	4.25%	4.75%	5.69%	4.18%
Fiscal 2016
Cash paid for interest expense	—	—	$4,764	$24,736	$825	$16,000	$13,812	$13,063	$40	$73,240
Average borrowings	—	$6,967	$108,634	$578,142	$93,566	$400,000	$330,246	$275,000	$1,194	$1,793,749
Effective interest rate	—	3.69%	8.18%	—	3.57%	4.00%	4.25%	4.75%	5.50%	4.16%
Weighted average interest rate(1)	—	3.69%	4.00%	3.25%	3.57%	4.00%	4.25%	4.75%	5.50%	3.84%
Fiscal 2015
Cash paid for interest expense	$635	—	$3,741	$29,138	—	$16,044	$8,518	$7,076	—	$65,152
Average borrowings	$22,706	—	$92,550	$852,192	—	$400,000	$325,000	$185,341	—	$1,877,789
Effective interest rate	—	—	10.79%	3.25%	—	4.00%	4.25%	4.75%	—	3.96%
Weighted average interest rate(1)	1.76%	—	4.31%	3.25%	—	4.00%	4.25%	4.75%	—	3.75%

(1)	The weighted average interest rates presented for periods of less than one year are annualized.

(2)	Effective interest rate and weighted average interest rate includes the effect of non-usage fees.

(3)	Interest is paid quarterly in arrears.

(4)

Interest is paid at the end of each interest period (but no less frequently than quarterly) in arrears for Eurocurrency Loans (as described below) and quarterly in arrears for ABR Loans (as described below).

(5)	Interest is paid semi-annually in arrears.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Broad Street Credit Facility

On January 28, 2011, Broad Street Funding LLC, or Broad Street, the Company’s former wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into an amended and restated multi-lender, syndicated revolving credit facility, or the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On December 15, 2015, Broad Street and Deutsche Bank entered into an amendment to the facility which extended the maturity date to January 19, 2016. The Broad Street credit facility matured and terminated on January 19, 2016, and the Company thereafter dissolved Broad Street. The Broad Street credit facility provided for borrowings of up to $125,000 at a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum.

During the year ended December 31, 2015, the Broad Street credit facility was fully repaid.

Hamilton Street Credit Facility

On December 15, 2016, Hamilton Street Funding LLC, or Hamilton Street, a wholly owned, special purpose financing subsidiary of the Company, entered into a revolving credit facility, or the Hamilton Street credit facility, pursuant to (a) a Loan and Security Agreement, dated as of December 15, 2016, by and among Hamilton Street, as borrower, each of the lenders from time to time party thereto, each of the lender agents from time to time party thereto, HSBC Bank USA, National Association, as administrative agent, and U.S. Bank National Association, as collateral agent, account bank and custodian, and (b) certain other related transaction documents.

The Hamilton Street credit facility provides for a five-year credit facility with a four-year revolving period, during which Hamilton Street is permitted to borrow, repay and reborrow advances in U.S. dollars and certain agreed foreign currencies in an initial aggregate amount of up to $150,000, subject to its compliance with the terms of the Hamilton Street credit facility (including maintenance of the required borrowing base). The Hamilton Street credit facility has an accordion option that would permit the parties to increase the commitments by an additional $50,000 to $200,000. After the revolving period, outstanding advances under the Hamilton Street credit facility must be repaid by 5% each month until the maturity date at which time all remaining outstanding advances must be repaid.

Hamilton Street has appointed the Company to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Hamilton Street’s obligations to the lenders and other secured parties under the Hamilton Street credit facility are secured by a first priority security interest in substantially all of Hamilton Street’s assets. The obligations of Hamilton Street under the Hamilton Street credit facility are non-recourse to the Company, and, accordingly, the Company’s exposure under the Hamilton Street credit facility is limited to the value of the Company’s investment in Hamilton Street.

Hamilton Street will pay interest quarterly in arrears on the advances under the Hamilton Street credit facility at a rate per annum equal to LIBOR for a three-month interest period (subject to a 0% floor) plus a spread of 2.50%. Hamilton Street will pay an undrawn fee during the revolving period in an amount equal to 0.50% per annum on any unborrowed amounts up to 35% of the commitments plus 1.65% per annum on any unborrowed amounts above that threshold.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

In connection with the Hamilton Street credit facility, Hamilton Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Hamilton Street credit facility contains customary events of default for similar financing transactions, including: (a) Hamilton Street’s failure to make principal, interest or other payments when due; (b) any uncured deficiency in the required borrowing base or excess foreign currency exposure; (c) the failure of Hamilton Street or the Company to observe or perform their respective covenants under the transaction documents, subject to applicable cure periods; (d) Hamilton Street’s representation and warranties being false; (e) any cross-default to other material indebtedness of Hamilton Street or the Company after giving effect to applicable cure periods; (f) the insolvency or bankruptcy of Hamilton Street or the Company; (g) the failure of the Company to own 100% of the outstanding interests of Hamilton Street; (h) the failure of the Company to be regulated as a BDC under the 1940 Act; (i) the failure of the Company to maintain a 200% asset coverage ratio; and (j) the failure of the Company to maintain a net asset value of at least $400,000. Upon the occurrence and during the continuance of an event of default, the administrative agent may declare the outstanding advances and all other obligations under the Hamilton Street credit facility immediately due and payable.

The Company incurred costs in connection with obtaining the Hamilton Street credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2017, $1,297 of such deferred financing costs had yet to be amortized to interest expense.

ING Credit Facility

On April 3, 2014, the Company entered into a senior secured revolving credit facility with ING Capital LLC, or ING, as administrative agent, and the lenders party thereto, or the ING credit facility. The ING credit facility originally provided for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for the Company to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. The Company’s obligations under the ING credit facility are guaranteed by all of the Company’s subsidiaries, other than its special-purpose financing subsidiaries. The Company’s obligations under the ING credit facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder other than the equity interests of its special-purpose financing subsidiaries.

On March 16, 2017, the Company, certain subsidiary guarantors of the Company, the several banks and other financial institutions or entities from time to time party thereto and ING entered into a second amendment, or the Amendment, to the ING credit facility. The Amendment, among other things, (i) increased the lenders’ aggregate commitments under the ING credit facility to $327,500, (ii) extended the term of the revolving period to March 16, 2020 and the final maturity date to March 16, 2021, (iii) increased the size of the accordion provision to permit increases to the lenders’ aggregate commitments under the ING credit facility up to $600,000 and (iv) decreased the Applicable Margin (as defined therein) to 1.25% with respect to any ABR Loan (as defined therein) and 2.25% with respect to any Eurocurrency Loan (as defined therein).

Borrowings under the ING credit facility are subject to compliance with a borrowing base. Interest under the ING credit facility for (i) loans for which the Company elects the base rate option is payable at a rate equal to 1.25% per annum plus the greatest of (x) the “U.S. Prime Rate” as published in The Wall Street Journal, (y) the

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

federal funds effective rate plus 0.5% per annum and (z) three-month LIBOR plus 1% per annum and (ii) loans for which the Company elects the option to borrow in Euro is payable at a rate equal to 2.25% per annum plus adjusted LIBOR. The ING credit facility is subject to a non-usage fee of (a) 1% per annum on the unused portion of the commitment under the ING credit facility for each day such unused portion is 65% or more of the commitments and (b) 0.375% per annum on the unused portion of the commitments for each day the unused portion is less than 65%. The Company will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the ING credit facility.

In connection with the ING credit facility, the Company has made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, the Company must comply with the following financial covenants: (a) the Company’s minimum stockholders’ equity, measured as of each fiscal quarter-end, must be greater than or equal to the greater of (i) 40% of assets of the Company and its subsidiaries as of the last day of such fiscal quarter and (ii) $1,700,000,000, plus 50% of the net proceeds of any equity offerings following the Amendment; (b) the Company must maintain at all times a 200% asset coverage ratio; (c) at any time when the borrowing base is less than 1.50 times the sum of the aggregated covered debt amount (defined as (i) borrowings outstanding under the ING credit facility plus (ii) the aggregate amount of the any of the following then outstanding obligations of the Company (excluding obligations of any financing subsidiaries): (1) secured longer-term debt, (1) unsecured shorter-term debt and (3) net obligations that would be owed if any hedging arrangements were terminated minus (z) exposure under letters of credit issued under the ING credit facility that has been cash collateralized or satisfactorily backstopped), the sum of (x) the Company and the guarantors’ net worth (defined as stockholders’ equity minus the net asset value held by the Company in any special-purpose financing subsidiaries) plus (y) 30% of the equity value of any special-purpose financing subsidiaries, must be at least equal to the sum of (A) any unsecured longer-term debt of the Company and (B) accrued but unpaid base management fees and incentive fees at the time of measurement; and (d) the aggregate value of eligible portfolio investments that can be converted to cash in fewer than 20 business days without more than a 5% change in price must not be less than 10% of the covered debt amount (defined as the aggregate amount of outstanding loans and issued letters of credit under the facility, plus, to the extent incurred after closing of the ING credit facility, certain other permitted debt of the Company) for more than 30 business days during any period during which the covered debt amount (less cash and cash equivalents included in the borrowing base) is greater than 90% of the borrowing base (less cash and cash equivalents included therein).

The ING credit facility contains events of default customary for financing transactions of this type. Upon the occurrence of an event of default, ING, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the ING credit facility immediately due and payable. During the continuation of an event of default and subject, in certain cases, to the instructions of the lenders, the Company must pay interest at a default rate.

The Company incurred costs in connection with obtaining the ING credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2017, $2,162 of such deferred financing costs had yet to be amortized to interest expense.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

JPM Financing

On July 21, 2011, through its two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, the Company entered into a debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which was subsequently amended several times, or the JPM Facility. Prior to its termination, the Company and JPM most recently amended the financing arrangement on April 28, 2016 to, among other things, reduce the amount of outstanding available debt financing from $725,000 to $650,000. On November 1, 2016, in connection with the entrance into the Locust Street credit facility (as defined below), (i) the Class A Notes issued by Locust Street to Race Street were redeemed, (ii) the amended and restated global master repurchase agreement between Race Street and Locust Street was terminated and (iii) the JPM Facility was prepaid and terminated.

JPM Term Loan Facility

On November 1, 2016, Locust Street entered into a loan agreement, or the Locust Street loan agreement and, together with the related transaction documents, the Locust Street term loan facility, with JPM, as lender and administrative agent, Citibank, N.A., as collateral agent and securities intermediary, and Virtus Group, LP, as collateral administrator, pursuant to which JPM advanced $625,000 to Locust Street. Advances outstanding under the Locust Street term loan facility bear interest at a rate equal to LIBOR for a three-month interest period plus a spread of 2.6833% per annum. Interest is payable in arrears beginning on January 15, 2017 and each quarter thereafter. Under the Locust Street loan agreement, Locust Street agreed to repay $200,000 of the aggregate principal amount of the advances on or before January 31, 2017, which repayment was satisfied in full in December 2016. All remaining outstanding advances under the Loan Agreement will mature, and all accrued and unpaid interest thereunder, will be due and payable, on November 1, 2020.

Advances under the Locust Street loan agreement are subject to a compliance condition which will be satisfied at any given time if the outstanding advances minus the amount of principal and certain interest proceeds in Locust Street’s accounts is less than or equal to fifty-three percent (53%) of the net asset value of Locust Street’s portfolio of assets. Locust Street also made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements.

The Locust Street loan agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal payments when due or any other payments under the Locust Street loan agreement within two business days of when they are due; (ii) the insolvency or bankruptcy of Locust Street or the Company; (iii) a “Change of Control” (as defined in the Locust Street loan agreement) of Locust Street; (iv) the transaction documents are amended in a manner materially adverse to JPM, as administrative agent, without JPM’s consent; and (v) GDFM or an affiliate thereof ceases to be the Company’s investment sub-adviser. Upon the occurrence and during the continuation of an event of default, JPM may declare the outstanding advances and all other obligations under the Locust Street loan agreement immediately due and payable.

The occurrence of events of default (as described above) or events defined as “Coverage Events” in the Locust Street loan agreement triggers (i) a requirement that Locust Street obtain the consent of JPM prior to entering into any sale or disposition with respect to portfolio assets and (ii) the right of JPM to direct Locust Street to enter into sales or dispositions with respect to any portfolio assets, in each case, in JPM’s sole discretion.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Locust Street’s obligations to JPM under the Locust Street credit facility are secured by a first priority security interest in substantially all of the assets of Locust Street, including its portfolio of assets. The obligations of Locust Street under the Locust Street credit facility are non-recourse to the Company, and the Company’s exposure under the Locust Street credit facility is limited to the value of the Company’s investment in Locust Street.

The Company incurred costs in connection with obtaining the Locust Street credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2017, $3,179 of such deferred financing costs had yet to be amortized to interest expense.

4.000% Notes due 2019

On July 14, 2014, the Company and U.S. Bank National Association, or U.S. Bank, entered into an indenture, or the base indenture, and a first supplemental indenture thereto, or together with the base indenture and any supplemental indentures thereto, the indenture, relating to the Company’s issuance of $400,000 aggregate principal amount of its 4.000% notes due 2019, or the 4.000% notes.

The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The 4.000% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.000% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.000% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, or the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2017, the fair value of the 4.000% notes was approximately $406,966. The Company incurred costs in connection with issuing the 4.000% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.000% notes. As of December 31, 2017, $171 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.000% notes, the Company has charged discount against the carrying amount of such notes. As of December 31, 2017, $1,720 of such discount had yet to be amortized to interest expense.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

4.250% Notes due 2020

On December 3, 2014, the Company and U.S. Bank entered into a second supplemental indenture to the base indenture relating to the Company’s issuance of $325,000 aggregate principal amount of its 4.250% notes due 2020, or the 4.250% notes. On December 8, 2016, the Company issued an additional $80,000 aggregate principal amount of the 4.250% notes as additional notes under the second supplemental indenture.

The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.250% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.250% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2017, the fair value of the 4.250% notes was approximately $414,828. The Company incurred costs in connection with issuing the 4.250% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.250% notes. As of December 31, 2017, $935 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.250% notes, the Company has charged discount against the carrying amount of such notes. As of December 31, 2017, $1,359 of such discount had yet to be amortized to interest expense.

4.750% Notes due 2022

On April 30, 2015, the Company and U.S. Bank entered into a third supplemental indenture to the base indenture relating to the Company’s issuance of $275,000 aggregate principal amount of its 4.750% notes due 2022, or the 4.750% notes.

The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.750% notes bear interest at a rate of 4.750% per year, payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2015. The 4.750% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.750% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.750% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2017, the fair value of the 4.750% notes was approximately $283,895. The Company incurred costs in connection with issuing the 4.750% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.750% notes. As of December 31, 2017, $296 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.750% notes, the Company has charged discount against the carrying amount of such notes. As of December 31, 2017, $2,074 of such discount had yet to be amortized to interest expense.

Partial Loan Sale

Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated balance sheets and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated balance sheets. For these partial loan sales, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer in the partial loan sale is recorded within interest expense in the consolidated statements of operations.

As of December 31, 2016, the Company recognized a secured borrowing at fair value of $2,880 and the fair value of the loan that is associated with the secured borrowing was $14,993. The secured borrowing was the result of the Company’s completion of a partial sale of a senior secured loan associated with one portfolio company that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and the partial loan sale was treated as a secured borrowing.

During the year ended December 31, 2017, the secured borrowing was fully repaid.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FB Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Commitments and Contingencies (continued)

See Note 6 for a discussion of the Company’s unfunded commitments.

Note 10. Senior Securities Asset Coverage

Information about the Company’s senior securities is shown in the table below for the years ended December 31, 2017, 2016, 2015, 2014 and 2013:

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit(1)	Involuntary Liquidation Preference per Unit(2)	Average Market Value per Unit(3) (Exclude Bank Loans)
2013	$1,673,682	2.58	—	N/A
2014	$1,863,827	2.27	—	N/A
2015	$1,834,625	2.20	—	N/A
2016	$1,702,789	2.35	—	N/A
2017	$1,721,750	2.33	—	N/A

(1)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(2)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the Company in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(3)	Not applicable because senior securities are not registered for public trading on an exchange.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2017, 2016, 2015, 2014 and 2013:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data:(1)
Net asset value, beginning of period	$9.41	$9.10	$9.83	$10.18	$9.97
Results of operations(2)
Net investment income (loss)	0.83	0.85	1.10	0.97	0.96
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.08)	0.35	(0.94)	(0.19)	0.08

Net increase (decrease) in net assets resulting from operations	0.75	1.20	0.16	0.78	1.04

Stockholder distributions(3)
Distributions from net investment income	(0.86)	(0.89)	(0.75)	(0.79)	(0.83)
Distributions from net realized gain on investments	—	—	(0.14)	(0.29)	—

Net decrease in net assets resulting from stockholder distributions	(0.86)	(0.89)	(0.89)	(1.08)	(0.83)

Capital share transactions
Issuance of common stock(4)	0.00	0.00	0.00	0.00	0.00
Repurchases of common stock(5)	—	—	—	(0.05)	(0.00)

Net increase (decrease) in net assets resulting from capital share transactions	—	—	—	(0.05)	—

Net asset value, end of period	$9.30	$9.41	$9.10	$9.83	$10.18

Per share market value, end of period	$7.35	$10.30	$8.99	$9.93	—

Shares outstanding, end of period	245,725,416	244,063,357	242,847,016	240,896,559	259,320,161

Total return based on net asset value(6)	7.97%	13.19%	1.63%	7.17%	10.43%

Total return based on market value(7)	(21.39)%	25.91%	(0.78)%	5.52%	—

Ratio/Supplemental Data:
Net assets, end of period	$2,284,723	$2,297,377	$2,208,928	$2,366,986	$2,640,992

Ratio of net investment income to average net assets(8)	8.86%	9.32%	11.25%	9.54%	9.50%

Ratio of total operating expenses to average net assets(8)	9.48%	9.69%	8.90%	8.90%	8.90%

Ratio of net operating expenses to average net assets(8)	9.37%	9.69%	8.90%	8.79%	8.90%

Portfolio turnover	29.17%	29.65%	39.93%	50.27%	61.18%

Total amount of senior securities outstanding, exclusive of treasury securities	$1,721,750	$1,702,789	$1,834,625	$1,863,827	$1,673,682

Asset coverage per unit(9)	2.33	2.35	2.20	2.27	2.58

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(4)

The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at a price that is greater than the net asset value per share results in an increase in net asset value per share. The per share impact of the Company’s distribution reinvestment plan is an increase to the net asset value of less than $0.01 per share during the years ended December 31, 2017, 2016, 2015, 2014 and 2013.

(5)

The listing tender offer and the purchase of shares of common stock pursuant thereto on June 4, 2014 resulted in a reduction to net asset value as a result of the Company repurchasing shares at a price greater than its net asset value per share. The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the year ended December 31, 2013.

(6)

The total return based on net asset value for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share that were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)

The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Company’s DRP. The total return based on market value for the year ended December 31, 2014 was calculated based on the period from April 16, 2014, the first day the shares began trading on the NYSE at a closing price of $10.25, to December 31, 2014. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

(8)

Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the years ended December 31, 2017, 2016, 2015, 2014 and 2013:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Ratio of accrued capital gains incentive fees to average net assets	—	—	(0.89)%	(0.37)%	0.16%
Ratio of subordinated income incentive fees to average net assets	2.19%	2.33%	2.59%	2.29%	2.41%
Ratio of interest expense to average net assets	3.44%	3.33%	3.19%	2.56%	1.97%
Ratio of excise taxes to average net assets	0.23%	0.25%	0.26%	0.21%	0.22%

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(9)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 12. Selected Quarterly Financial Data (Unaudited)

The following is the quarterly results of operations for the years ended December 31, 2017 and 2016. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investment income	$110,861	$103,691	$98,695	$106,064
Operating expenses
Net expenses and excise taxes	56,800	53,043	52,235	53,474

Net investment income	54,061	50,648	46,460	52,590
Realized and unrealized gain (loss)	(39,307)	34,750	(28,018)	10,803

Net increase (decrease) in net assets resulting from operations	$14,754	$85,398	$18,442	$63,393

Per share information-basic and diluted
Net investment income	$0.22	$0.21	$0.19	$0.22

Net increase (decrease) in net assets resulting from operations	$0.06	$0.35	$0.08	$0.26

Weighted average shares outstanding	245,725,416	245,678,745	245,107,405	244,554,969

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Investment income	$108,978	$100,557	$110,211	$103,063
Operating expenses
Net expenses and excise taxes	57,436	51,554	53,371	53,125

Net investment income	51,542	49,003	56,840	49,938
Realized and unrealized gain (loss)	320	65,366	83,317	(62,035)

Net increase (decrease) in net assets resulting from operations	$51,862	$114,369	$140,157	$(12,097)

Per share information-basic and diluted
Net investment income	$0.21	$0.20	$0.23	$0.21

Net increase (decrease) in net assets resulting from operations	$0.21	$0.47	$0.58	$(0.05)

Weighted average shares outstanding	244,016,474	243,488,590	243,435,681	242,847,016

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Selected Quarterly Financial Data (Unaudited) (continued)

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2017 and 2016. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

For the year ended December 31, 2017, 82.28% of net investment income distributions qualified as interest related dividends, which are exempt from U.S. withholding tax applicable to non U.S. shareholders.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Assets and Liabilities (unaudited)

(in thousands, except share and per share amounts)

	June 30, 2018	December 31, 2017
Assets
Investments at fair value:
Non-controlled, non-affiliated investments (amortized cost of $3,214,260 and $3,319,093, respectively)	$3,152,849	$3,225,827
Non-controlled, affiliated investments (amortized cost of $336,507 and $298,489, respectively)	258,487	242,985
Controlled, affiliated investments (amortized cost of $697,995 and $540,609, respectively)	670,978	500,285

Total investments, at fair value (amortized cost of $4,248,762 and $4,158,191, respectively)	4,082,314	3,969,097
Cash	82,658	127,186
Cash denominated in foreign currency (cost of $7,217 and $3,724, respectively)	7,111	3,778
Restricted cash	905	51,181
Dividends and interest receivable	48,847	42,517
Receivable for investments sold	126,770	2,320
Principal receivable	6,339	3,389
Unrealized appreciation on swap contracts	4,674	3,763
Unrealized appreciation on foreign currency forward contracts	2,641	1,194
Receivable from advisers	707	2,802
Other assets	12,080	14,273

Total assets	4,375,046	4,221,500

Liabilities
Revolving credit facilities	1,175,000	965,000
Term loan payable, net	381,563	382,768
Unsecured notes payable, net	241,040	240,612
Payable for investments purchased	32,715	47,097
Unrealized depreciation on swap contracts	22,606	29,604
Unrealized depreciation on foreign currency forward contracts	2,340	3,401
Accrued performance-based incentive fees	11,710	8,418
Accrued investment advisory fees	5,262	5,214
Shareholders’ distributions payable	50,186	46,959
Deferred tax liability	1,442	178
Accrued directors’ fees	23	—
Other accrued expenses and liabilities	10,243	7,147

Total liabilities	1,934,130	1,736,398
Commitments and contingencies (Note 11)

Net Assets	$2,440,916	$2,485,102

Components of Net Assets
Common stock, $0.001 par value per share, 1,000,000,000 shares authorized, 124,663,131 and 127,130,589 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	$125	$127
Paid-in capital in excess of par value	2,758,334	2,799,400
Undistributed net investment income	22,454	37,633
Accumulated net realized losses	(154,397)	(134,874)
Accumulated net unrealized depreciation on investments, swap contracts, foreign currency forward contracts and foreign currency translation (net of provision for taxes of $1,442 and $178, respectively)	(185,600)	(217,184)

Net assets	$2,440,916	$2,485,102

Net asset value per share	$19.58	$19.55

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Investment income
Interest income:
Non-controlled, non-affiliated investments (net of tax withholding, $3, $1,528, $64 and $1,801, respectively)	$78,586	$75,894	$161,492	$159,629
Non-controlled, affiliated investments	2,234	3,122	3,975	3,122
Controlled, affiliated investments	2,691	—	2,691	—

Total interest income	83,511	79,016	168,158	162,751

Payment-in-kind interest income:
Non-controlled, non-affiliated investments	1,330	1,109	2,439	2,136
Non-controlled, affiliated investments	—	—	—	—
Controlled, affiliated investments	3,751	2,940	7,446	5,403

Total payment-in-kind interest income	5,081	4,049	9,885	7,539

Fee income:
Non-controlled, non-affiliated investments	4,179	5,645	4,886	8,250

Total fee income	4,179	5,645	4,886	8,250

Dividend and other income:
Non-controlled, non-affiliated investments	1,166	3,893	2,132	4,189
Non-controlled, affiliated investments	—	—	—	—
Controlled, affiliated investments	9,827	7,871	18,345	10,593

Total dividend and other income	10,993	11,764	20,477	14,782

Total investment income	103,764	100,474	203,406	193,322

Operating expenses
Investment advisory fees	15,563	20,914	30,778	41,685
Interest expense	22,272	15,207	42,086	29,355
Performance-based incentive fees	11,710	4,748	24,083	5,675
Professional services	2,631	1,959	3,893	3,005
Investment adviser expenses	267	1,713	460	2,609
Administrative services	796	770	1,457	1,610
Custodian and accounting fees	443	399	838	836
Offering expenses	—	122	—	327
Director fees and expenses	150	168	298	301
Other	528	1,362	972	2,141

Total operating expenses	54,360	47,362	104,865	87,544

Net investment income before taxes	49,404	53,112	98,541	105,778
Income tax expense (benefit), including excise tax	(22)	198	(375)	321

Net investment income	49,426	52,914	98,916	105,457

Net realized and unrealized gains (losses)
Net realized gains (losses) on:
Non-controlled, non-affiliated investments	(11,179)	(85,586)	(16,127)	(70,108)
Controlled, affiliated investments	(12,797)	(7,567)	(12,797)	(7,413)
Swap contracts	787	11,995	2,411	14,311
Foreign currency forward contracts	6,653	(633)	4,477	(78)
Foreign currency transactions	3,471	2,397	2,513	1,882

Net realized losses	(13,065)	(79,394)	(19,523)	(61,406)

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (unaudited), (continued)

(in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	$2,624	$88,101	$31,855	$99,441
Non-controlled, affiliated investments	(13,088)	(2,879)	(22,516)	(708)
Controlled, affiliated investments	(5,193)	17,117	13,307	22,805
Swap contracts	15,855	(38,262)	7,909	(39,890)
Foreign currency forward contracts	2,265	(9,345)	2,508	(11,981)
Foreign currency translation	(519)	(393)	(215)	(725)
Provision for taxes	(231)	9,103	(1,264)	8,689

Net change in unrealized appreciation	1,713	63,442	31,584	77,631

Net realized and unrealized gains (losses)	(11,352)	(15,952)	12,061	16,225

Net increase in net assets resulting from operations	$38,074	$36,962	$110,977	$121,682

Net investment income per share	$0.39	$0.39	$0.78	$0.77

Diluted and basic earnings per share	$0.30	$0.27	$0.88	$0.89

Weighted average number of shares of common stock outstanding (basic and diluted)	126,056,390	137,064,172	126,558,009	137,275,134

Distributions declared per share	$0.50	$0.45	$0.90	$0.90

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Changes in Net Assets (unaudited)

(in thousands, except share amounts)

	Six Months Ended June 30,
	2018	2017
Operations
Net investment income	$98,916	$105,457
Net realized gains (losses) on investments, swap contracts, foreign currency forward contracts and foreign currency transactions	(19,523)	(61,406)
Net change in unrealized appreciation (depreciation) on investments, swap contracts, foreign currency forward contracts and foreign currency translation	31,584	77,631

Net increase in net assets resulting from operations	110,977	121,682

Distributions to shareholders from
Net investment income	(98,916)	(105,457)
Distributions in excess of net investment income (Note 8)	(15,179)	(18,870)

Net decrease in net assets resulting from shareholders’ distributions	(114,095)	(124,327)

Capital share transactions
Reinvestment of shareholders’ distributions	—	61,325
Repurchase of shares of common stock	(41,068)	(68,114)

Net increase/(decrease) in net assets resulting from capital share transactions	(41,068)	(6,789)

Total increase (decrease) in net assets	(44,186)	(9,434)
Net assets at beginning of period	2,485,102	2,759,332

Net assets at end of period	$2,440,916	$2,749,898

Capital share activity
Shares issued from reinvestment of distributions	—	3,005,031
Shares repurchased	(2,467,458)	(3,359,846)

Net increase (decrease) in shares outstanding	(2,467,458)	(354,815)

Undistributed net investment income at end of period	$22,454	$20,696

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows (unaudited)

(in thousands)

	Six Months Ended June 30,
	2018	2017
Operating Activities:
Net increase in net assets resulting from operations	$110,977	$121,682
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(952,928)	(819,207)
Decrease in payable for investments purchased	(14,382)	97,207
Payment-in-kind interest capitalized	(4,161)	(2,146)
Proceeds from sales of investments	395,878	248,741
Proceeds from principal payments	451,349	514,165
Net realized loss on investments	28,924	77,521
Net change in unrealized appreciation on investments	(22,646)	(121,538)
Net change in unrealized depreciation on swap contracts	(7,909)	39,890
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts	(2,508)	11,981
Net change in unrealized (appreciation) depreciation on foreign currency translation	215	725
Amortization of premium/discount, net	(10,321)	(11,882)
Amortization of deferred financing costs	2,634	2,038
Accretion of discount on term loan payable	207	200
Decrease (increase) in short-term investments, net	688	(1,439)
Increase in collateral on deposit with custodian	—	95,000
Decrease (increase) in dividends and interest receivable	(6,330)	7,101
Decrease (increase) in receivable for investments sold	(124,450)	24,217
Increase in principal receivable	(2,950)	(7,097)
Decrease in receivable from advisers	2,095	(3,589)
Decrease in deferred tax asset	—	(7,011)
Decrease in other assets	560	230
Increase (decrease) in accrued investment advisory fees	48	(449)
Increase (decrease) in accrued performance-based incentive fees	3,292	(157)
Increase in deferred tax liability	1,264	(1,679)
Increase (decrease) in other accrued expenses and liabilities	3,119	(393)

Net cash provided by operating activities	(147,335)	264,111

Financing Activities:
Payments on repurchases of shares of common stock	(41,068)	(68,114)
Distributions paid	(110,868)	(63,002)
Repayments under term loan payable	(2,000)	(2,000)
Borrowings under revolving credit facilities	583,449	298,500
Repayments of revolving credit facilities	(373,449)	(558,500)
Borrowings under unsecured notes payable	—	140,000
Repayments under repurchase agreement	—	(24,726)
Deferred financing costs paid	(40)	(2,829)

Net cash used in financing activities	56,024	(280,671)

Effect of exchange rate changes on cash	(160)	403

Net decrease in cash	(91,471)	(16,157)
Cash, cash denominated in foreign currency and restricted cash, beginning of period	182,145	146,613

Cash, cash denominated in foreign currency and restricted cash, end of period	$90,674	$130,456

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid for interest	$34,609	$26,293

Taxes paid, including excise tax	$1,400	$3,820

Distributions reinvested	$—	$61,325

Change in distributions payable	$(3,227)	$—

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments

As of June 30, 2018

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
First Lien Senior Secured Loan—64.2%
A10 Capital, LLC	(f)(3)	Diversified Financials	L + 650	1.00%	5/1/2023	$30,265	$29,836	$29,945
Abaco Systems, Inc.	(f)(g)(h)(2)	Capital Goods	L + 600	1.00%	12/7/2021	62,166	60,384	60,254
ABB CONCISE Optical Group, LLC	(3)	Retailing	L + 500	1.00%	6/15/2023	13,121	13,151	13,252
Accuride Corp.	(h)(2)	Capital Goods	L + 525	1.00%	11/17/2023	18,211	17,893	18,484
ACG Materials	(f)(g)(3)	Materials	L + 700	1.00%	4/27/2024	427	427	351
	(f)(g)(3)		L + 700	1.00%	4/27/2024	18,788	18,600	18,571
Acosta Holdco, Inc.	(3)	Commercial & Professional Services	L + 325	1.00%	9/26/2021	19,277	17,572	14,614
Advantage Sales & Marketing, Inc.	(3)	Commercial & Professional Services	L + 325	1.00%	7/23/2021	6,370	6,144	6,040
Agro Merchants Global, LP	(2)	Transportation	L + 375	1.00%	12/6/2024	699	696	702
Aleris International, Inc.	(3)	Materials	L + 475		2/27/2023	3,413	3,391	3,389
Alion Science & Technology Corp.	(3)	Capital Goods	L + 450	1.00%	8/19/2021	2,716	2,715	2,732
AltEn, LLC	(f)(i)(j)(k)(3)	Energy	L + 900 PIK (L + 900 Max PIK)		9/12/2018	42,747	29,836	2,137
AM General, LLC	(f)(g)(h)(3)	Capital Goods	L + 725	1.00%	12/28/2021	83,441	82,513	83,512
American Tire Distributors, Inc.	(3)	Automobiles & Components	L + 425	1.00%	9/1/2021	6,895	6,033	4,521
Amtek Global Technology Pte. Ltd. (GER)	(f)(l)(m)(n)(EUR)	Automobiles & Components	5.00%		4/1/2023	€49,233	60,473	57,494
Apex Group Limited (GBR)	(f)(g)(l)(n)(2)	Diversified Financials	L + 650	1.00%	6/15/2025	$14,251	13,967	13,966
Bay Club, Co.	(2)	Consumer Services	L + 650	1.00%	8/31/2022	5,522	5,491	5,584
Berner Food & Beverage, LLC	(f)(g)(h)(2)	Food & Staples Retailing	L + 675	1.00%	2/2/2023	56,395	55,868	53,353
Blackhawk Mining LLC	(f)(3)	Energy	L + 1050		2/26/2022	3,509	3,423	3,439
Charlotte Russe, Inc.	(f)(j)(2)	Retailing	8.50%		2/2/2023	9,452	9,476	8,114
Commercial Barge Line Co.	(3)	Transportation	L + 875	1.00%	11/12/2020	4,697	4,188	3,289
CTI Foods Holding Co., LLC	(3)	Food, Beverage & Tobacco	L + 350	1.00%	6/29/2020	3,762	3,594	3,286
Distribution International, Inc.	(2)	Retailing	L + 500	1.00%	12/15/2021	28,170	23,747	26,903
Eagle Family Foods, Inc.	(f)(g)(2)	Food, Beverage & Tobacco	L + 650	1.00%	6/14/2023	835	793	793
	(f)(g)(h)(2)		L + 650	1.00%	6/14/2024	25,058	24,777	24,776
Frontline Technologies Group, LLC	(f)(g)(h)(3)	Software & Services	L + 650	1.00%	9/18/2023	61,449	60,488	59,567
Greystone & Co, Inc.	(f)(g)(2)	Diversified Financials	L + 800	1.00%	4/17/2024	37,781	37,451	38,869
Hunt Mortgage	(f)(g)(3)	Diversified Financials	L + 750	1.00%	2/14/2023	60,619	59,855	61,071
Integro Ltd./United States	(f)(g)(h)(3)	Insurance	L + 575		10/30/2022	25,800	25,672	25,671
JAKKS Pacific, Inc.	(f)(2)	Consumer Durables & Apparel	L + 900	1.50%	6/14/2021	2,544	2,525	2,525

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
JHT Holdings, Inc.	(f)(g)(h)(3)	Capital Goods	L + 850	1.00%	5/4/2022	$27,815	$27,434	$29,206
Jo-Ann Stores, Inc.	(2)	Retailing	L + 500	1.00%	10/20/2023	16,152	16,011	16,064
Koosharem, LLC	(2)	Commercial & Professional Services	L + 500	1.00%	4/10/2025	2,816	2,871	2,846
Matchesfashion, Ltd. (GBR)	(f)(g)(l)(n)(2)	Consumer Durables & Apparel	L + 462.50		10/16/2024	12,688	11,817	12,115
Murray Energy Corp	(f)(2)	Materials	L + 900	2.00%	2/12/2021	9,922	9,848	9,848
National Debt Relief, LLC	(f)(g)(h)(2)	Diversified Financials	L + 675	1.00%	5/31/2023	22,397	22,301	22,617
	(f)(g)(2)		L + 675	1.00%	5/31/2023	7,344	7,312	7,487
NBG Home	(h)(7)	Consumer Durables & Apparel	L + 550	1.00%	4/26/2024	25,513	25,057	25,513
NCI, Inc.	(f)(g)(h)(2)	Software & Services	L + 750	1.00%	8/15/2024	83,920	82,966	84,521
Nine West Holdings	(f)	Consumer Durables & Apparel	10.00%		12/31/2018	1,281	1,113	1,244
	(4)		P + 275	1.00%	10/8/2019	16,195	15,558	15,966
Onvoy, LLC	(2)	Telecommunication Services	L + 450	1.00%	2/10/2024	1,144	1,106	1,108
Pacific Union Financial, LLC	(f)(3)	Diversified Financials	L + 750	1.00%	4/21/2022	72,404	71,483	68,740
PAE Holding Corp.	(3)	Capital Goods	L + 550	1.00%	10/20/2022	3,204	3,197	3,222
Patriot Well Solutions, LLC	(f)(3)	Energy	L + 875	1.00%	3/31/2021	4,333	4,260	4,220
Payless, Inc.	(f)(3)	Retailing	L + 870	1.00%	8/10/2022	7,406	7,255	7,340
Petroplex Acidizing, Inc.	(f)(i)(3)	Energy	L + 725, 1.75% PIK (1.75% Max PIK)	1.00%	12/5/2019	22,696	22,696	22,511
	(f)(i)(k)	Energy	15% PIK (15.00% Max PIK)		12/5/2019	22,188	13,805	8,748
Qdoba Restaurant Corp.	(3)	Consumer Services	L + 700	1.00%	3/21/2025	12,968	12,711	13,098
Raley’s	(h)(3)	Food & Staples Retailing	L + 525	1.00%	5/18/2022	10,814	10,574	10,881
Revere Superior Holdings, Inc.	(f)(2)	Software & Services	L + 675	1.00%	11/21/2022	14,153	14,022	14,080
	(f)(g)(h)(2)		L + 675	1.00%	11/21/2022	65,407	64,822	65,856
	(f)(g)(h)(2)		L + 675	1.00%	11/21/2022	2,345	2,303	2,361
	(f)(2)		L + 675	1.00%	11/21/2022	3,162	3,070	2,517
Savers, Inc.	(2)	Retailing	L + 375	1.25%	7/9/2019	11,124	10,731	10,916
Sequa Corp.	(3)	Materials	L + 500	1.00%	11/28/2021	19,507	19,669	19,575
SIRVA Worldwide, Inc.	(h)(2)	Commercial & Professional Services	L + 650	1.00%	11/22/2022	20,925	20,513	21,004
SMART Global Holdings Inc	(f)(h)(n)(2)	Semiconductors & Semiconductor Equipment	L + 625	1.00%	8/9/2022	43,766	43,720	44,167
Smile Brands Group, Inc.	(f)(h)(3)	Health Care Equipment & Services	L + 625	1.00%	8/15/2022	11,950	11,839	12,105
Sutherland Global Services, Inc.	(n)(2)	Software & Services	L + 537.50	1.00%	4/23/2021	1,474	1,423	1,419
	(n)(2)		L + 537.50	1.00%	4/23/2021	6,333	6,112	6,095

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Sweet Harvest Foods Management Co	(f)(g)(h)(2)	Food & Staples Retailing	L + 675	1.00%	5/30/2023	$26,886	$26,770	$25,050
Team Health, Inc.	(3)	Health Care Equipment & Services	L + 275	1.00%	2/6/2024	12,660	12,270	12,201
ThreeSixty Group	(f)(g)(h)(3)	Retailing	L + 700	1.00%	3/1/2023	51,095	50,472	50,112
	(f)(g)(h)(3)		L + 700	1.00%	3/1/2023	51,443	50,809	50,453
Utility One Source, LP	(3)	Capital Goods	L + 550	1.00%	4/18/2023	9,656	9,581	9,910
Vee Pak, Inc.	(f)(g)(h)(2)	Household & Personal Products	L + 675	1.00%	3/9/2023	39,537	39,050	36,693
Virgin Pulse, Inc.	(f)(g)(h)(2)	Software & Services	L + 650	1.00%	5/22/2025	58,916	58,336	58,385
Wheels Up Partners, LLC	(f)(2)	Transportation	L + 850	1.00%	1/26/2021	14,257	14,211	14,258
	(f)(2)		L + 850	1.00%	8/26/2021	7,196	7,179	7,163
	(f)(2)		L + 710	1.00%	8/1/2024	23,193	23,115	23,292
	(f)(2)		L + 710	1.00%	11/1/2024	9,501	9,462	9,544
	(f)(2)		L + 710	1.00%	12/21/2024	29,846	29,662	29,696
	(f)(2)		L + 710	1.00%	12/21/2024	4,862	4,816	4,881
WireCo WorldGroup, Inc.	(3)	Capital Goods	L + 500	1.00%	9/29/2023	2,619	2,636	2,637
Z Gallerie, LLC.	(f)(h)(k)(3)	Retailing	L + 650	1.00%	10/8/2020	31,206	31,041	19,184

Total First Lien Senior Secured Loan							$1,617,988	$1,568,053

Second Lien Senior Secured Loan—42.6%
Abaco Systems, Inc.	(f)(g)(2)	Capital Goods	L + 1050	1.00%	6/7/2022	$63,371	$62,482	$61,283
Access CIG, LLC	(3)	Software & Services	L + 775		2/27/2026	281	278	282
Advantage Sales & Marketing, Inc.	(3)	Commercial & Professional Services	L + 650	1.00%	7/25/2022	731	682	669
Agro Merchants Global LP (CYM)	(f)(l)(2)	Transportation	L + 800	1.00%	11/30/2025	15,000	14,644	14,878
Albany Molecular Research, Inc.	(3)	Pharmaceuticals, Biotechnology & Life Sciences	L + 700	1.00%	8/28/2025	8,265	8,319	8,275
Amtek Global Technology Pte. Ltd. (GER)	(f)(l)(m)(n)(EUR)	Automobiles & Components	5.00%		4/1/2023	€32,822	40,315	38,330
Belk, Inc	(f)(g)(2)	Retailing	10.50%		6/12/2023	$99,615	98,115	74,687
CommerceHub, Inc.	(f)(3)	Software & Services	L + 775	1.00%	6/30/2026	69,278	67,213	67,774
CTI Foods Holding Co., LLC	(3)	Food, Beverage & Tobacco	L + 725	1.00%	6/28/2021	23,219	23,059	17,646
Culligan International Co.	(f)(3)	Household & Personal Products	L + 850	1.00%	12/13/2024	65,984	65,338	66,355
Direct ChassisLink, Inc.	(3)	Transportation	L + 600		6/15/2023	1,315	1,346	1,330
EaglePicher Technologies, LLC	(3)	Capital Goods	L + 725		3/8/2026	2,970	2,948	2,983

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Emerald Performance Materials, LLC	(3)	Materials	L + 775	1.00%	8/1/2022	$2,041	$2,036	$2,048
Excelitas Technologies Corp.	(7)	Technology Hardware & Equipment	L + 750	1.00%	12/1/2025	7,344	7,475	7,523
FleetPride Corporation	(3)	Capital Goods	L + 900	1.25%	5/19/2023	18	18	18
Genoa, a QoL Healthcare Co., LLC	(3)	Health Care Equipment & Services	L + 800	1.00%	10/28/2024	10,828	10,690	10,991
Grocery Outlet, Inc.	(3)	Food & Staples Retailing	L + 825	1.00%	10/21/2022	15,346	15,022	15,499
Higginbotham Insurance Agency, Inc.	(f)(3)	Insurance	L + 725	1.00%	12/19/2025	18,696	18,522	18,647
Integro Ltd/United States	(f)(2)	Insurance	L + 925		6/8/2025	4,778	4,730	4,730
Invictus	(3)	Materials	L + 675		3/30/2026	3,371	3,413	3,409
iParadigms Holdings, LLC	(2)	Software & Services	L + 725	1.00%	7/29/2022	21,868	21,761	21,650
Jo-Ann Stores, Inc.	(2)	Retailing	L + 925	1.00%	5/21/2024	610	601	605
LBM Borrower, LLC		Materials	L + 925	1.00%	8/20/2023	21,256	21,150	21,416
MedAssets, Inc.	(f)(g)(3)	Health Care Equipment & Services	L + 975	1.00%	4/20/2023	63,000	61,534	63,945
Misys, Ltd. (GBR)	(n)(2)	Software & Services	L + 725	1.00%	6/13/2025	8,403	8,346	8,117
NBG Home	(f)(2)	Consumer Durables & Apparel	L + 975	1.00%	9/30/2024	34,205	33,745	34,547
NEP Group, Inc.	(2)	Media	L + 700	1.00%	1/23/2023	5,955	5,998	5,996
One Call Medical, Inc.	(f)(i)(3)	Insurance	L + 375, 6.00% PIK (6.00% Max PIK)		4/30/2024	24,972	24,727	24,673
P2 Energy Solutions, Inc.	(2)	Software & Services	L + 800	1.00%	4/30/2021	71,312	70,326	66,364
Petrochoice Holdings, Inc.	(f)(g)(3)	Capital Goods	L + 875	1.00%	8/21/2023	65,000	63,558	63,974
Plaskolite, LLC	(f)(3)	Materials	L + 800	1.00%	11/3/2023	53,793	52,714	53,833
Polyconcept North America, Inc.	(f)(3)	Consumer Durables & Apparel	L + 1000	1.00%	2/16/2024	29,376	28,812	30,257
Rockport (Relay)	(f)(i)(j)(2)	Consumer Durables & Apparel	13.00% PIK (13.00% Max PIK)		8/31/2018	2,194	2,085	2,194
Sequa Corp.	(6)	Materials	L + 900	1.00%	4/28/2022	22,037	21,859	22,092
Sparta Systems, Inc.	(f)(g)(3)	Software & Services	L + 825	1.00%	7/27/2025	35,062	34,577	34,389
Sungard Public Sector, LLC	(f)(g)(3)	Software & Services	L + 850	1.00%	1/31/2025	16,109	15,968	15,954
Vertafore, Inc.	(f)(2)	Software & Services	L + 900	1.00%	6/30/2024	81,500	79,587	83,071
Vestcom International, Inc.	(f)(2)	Consumer Services	L + 850	1.00%	4/28/2024	58,000	57,320	58,580
WireCo WorldGroup, Inc.	(3)	Capital Goods	L + 900	1.00%	9/30/2024	11,281	11,218	11,394

Total Second Lien Senior Secured Loan							$1,062,531	$1,040,408

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Other Senior Secured Debt—9.1%
Alliant Holdings I, Inc.	(o)	Insurance	8.25%		8/1/2023	$1,524	$1,580	$1,577
Angelica Corp.	(f)(i)	Health Care Equipment & Services	10.00% PIK (10.00% Max PIK)		12/30/2022	37,761	37,174	37,761
Artesyn Technologies, Inc.	(o)	Technology Hardware & Equipment	9.75%		10/15/2020	20,962	20,534	20,176
Avantor, Inc.	(o)	Pharmaceuticals, Biotechnology & Life Sciences	6.00%		10/1/2024	10,250	10,412	10,165
Boyne USA, Inc.	(o)	Consumer Services	7.25%		5/1/2025	5,115	5,261	5,358
Cleaver-Brooks Inc(o)		Capital Goods	7.88%		3/1/2023	14,542	14,901	15,015
Cornerstone Chemical Co.	(o)	Materials	6.75%		8/15/2024	11,133	11,231	10,924
Direct ChassisLink, Inc.	(o)	Transportation	10.00%		6/15/2023	14,026	14,889	14,938
DJO Finance, LLC	(o)	Health Care Equipment & Services	8.13%		6/15/2021	18,575	17,620	18,894
Genesys Telecommunications Laboratories, Inc.	(o)	Technology Hardware & Equipment	10.00%		11/30/2024	18,863	20,963	21,101
Maxim Crane Works LP / Maxim Finance Corp.	(o)	Capital Goods	10.13%		8/1/2024	899	999	969
PAREXEL International Corp.	(o)	Pharmaceuticals, Biotechnology & Life Sciences	6.38%		9/1/2025	1,334	1,290	1,281
Pattonair Holdings, Ltd.	(n)(o)	Capital Goods	9.00%		11/1/2022	8,350	8,505	8,642
Ply Gem Holdings, Inc.	(o)	Capital Goods	8.00%		4/15/2026	5,235	5,249	5,061
RedPrairie Corp.	(o)	Software & Services	7.38%		10/15/2024	1,034	1,074	1,067
Rockport (Relay)	(f)(i)(j)(k)	Consumer Durables & Apparel	15.00% PIK (15.00% Max PIK)		7/31/2022	39,344	35,336	13,988
SRS Distribution, Inc.	(o)	Capital Goods	8.25%		7/1/2026	12,230	12,213	12,169
Surgery Partners Holdings, LLC	(o)	Health Care Equipment & Services	8.88%		4/15/2021	479	492	495
Vivint, Inc.		Commercial & Professional Services	8.75%		12/1/2020	3,922	3,667	3,763
			7.88%		12/1/2022	8,787	8,678	8,754
			7.63%		9/1/2023	10,925	11,435	9,751

Total Other Senior Secured Debt							$243,503	$221,849

Total Senior Secured Loans							$2,924,022	$2,830,310

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Subordinated Debt—11.4%
Alion Science & Technology Corp.	(f)(g)(o)	Capital Goods	11.00%		8/19/2022	$68,603	$67,886	$66,743
AmWINS Group, Inc.	(o)	Insurance	7.75%		7/1/2026	2,241	2,241	2,280
ClubCorp Club Operations, Inc.	(o)	Consumer Services	8.50%		9/15/2025	23,366	23,099	22,344
Exemplis Corp.	(f)(i)(2)	Commercial & Professional Services	L + 700, 4.00% PIK (4.00% Max PIK)		3/23/2020	5,822	5,822	5,822
Hilding Anders (SWE)	(f)(i)(l)(m)(n)(EUR)	Consumer Durables & Apparel	13.00% PIK (13.00% Max PIK)		6/30/2021	€99,748	109,337	81,971
	(f)(i)(k)(l)(m)(n)(EUR)		12.00% PIK (12.00% Max PIK)		12/31/2022	3,026	507	1,037
	(f)(i)(k)(l)(m)(n)(EUR)		12.00% PIK (12.00% Max PIK)		12/31/2023	22,230	939	3
	(f)(i)(k)(l)(m)(n)(EUR)		18.00% PIK (18.00% Max PIK)		12/31/2024	41,136	12,850	14,100
Home Partners of America, Inc.	(f)(j)(3)	Real Estate	L + 700	1.00%	10/8/2022	$42,857	42,202	43,067
Hub International, Ltd.	(o)	Insurance	7.00%		5/1/2026	1,820	1,818	1,802
Kenan Advantage Group, Inc.	(o)	Transportation	7.88%		7/31/2023	5,205	5,233	5,335
Surgery Center Holdings, Inc.	(o)	Health Care Equipment & Services	6.75%		7/1/2025	10,073	9,613	9,607
Team Health, Inc.	(o)	Health Care Equipment & Services	6.38%		2/1/2025	2,496	2,248	2,159
Vertiv Group Corp.	(o)	Technology Hardware & Equipment	9.25%		10/15/2024	22,971	23,174	22,626

Total Subordinated Debt							$306,969	$278,896

Asset Based Finance—16.9%
AMPLIT JV LP, Limited Partnership Interest	(f)(n)*	Diversified Financials				N/A	$7,137	$2,058
Bank of Ireland (IRL)	(f)(l)(n)(2)*	Banks	L + 1185		12/4/2027	$15,105	15,105	15,255
Central Park Leasing Aggregator, L.P. (LUX), Partnership Interest	(f)(l)(n)	Capital Goods	35.44%		5/31/2023	57,700	57,700	87,682
Comet Aircraft SARL (LUX), Common Shares	(f)(l)(m)(n)	Capital Goods	8.08%		2/28/2022	35,838	35,838	35,838
KKR Zeno Aggregator, LP (IRL)	(f)(l)(n)*	Capital Goods				10,737	10,737	10,737
LSF IX Java Investments Ltd. (IRL)	(f)(l)(n)(5)*(EUR)	Diversified Financials	E + 365		12/3/2019	€56,406	56,966	64,607

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Montgomery Credit Holdings, LP, Membership Interest	(f)(n)	Diversified Financials				N/A	$18,358	$17,390
Orchard Marine, Ltd. (VGB), Class B Common Stock	(f)(j)(l)(n)*	Transportation				1,964	3,069	—
Orchard Marine, Ltd. (VGB), Series A Preferred Stock	(f)(j)(l)(n)(p)*	Transportation				58,920	57,963	29,022
Star Mountain SMB Multi-Manager Credit Platform, LP, Limited Partnership Interest	(f)(n)	Diversified Financials				N/A	60,116	70,691
Toorak Capital Partners, LLC, Membership Interest	(f)(m)(n)*	Diversified Financials				N/A	62,358	74,032
	(f)(m)(n)					N/A	4,903	5,821

Total Asset Based Finance							$390,250	$413,133

Strategic Credit Opportunities Partners, LLC—12.6%
Strategic Credit Opportunities Partners, LLC	(f)(m)(n)	Diversified Financials				294,028	$294,028	$306,736

Strategic Credit Opportunities Partners, LLC							$294,028	$306,736

Equity/Other—10.4%
Alion Science & Technology Corp., Class A Membership Interest	(f)*	Capital Goods				N/A	$7,350	$7,070
AltEn, LLC, Membership Units	(f)(j)*	Energy				2,384	2,955	—
Amtek Global Technology Pte, Ltd. (GER), Ordinary Shares	(f)(l)(m)(n) *(EUR)	Automobiles & Components				5,735,799,959	30,687	29,205
Amtek Global Technology Pte, Ltd. (SGP), Trade Claim		Automobiles & Components				18,585,490	15,615	14,853
Angelica Corp., Limited Partnership Interest	(f)*	Health Care Equipment & Services				877,044	47,562	4,677
Belk, Inc., Units	(f)*	Retailing				1,642	7,846	3,916
Cengage Learning Holdings II, LP, Common Stock	(f)*	Media				227,802	7,529	3,582

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Charlotte Russe, Inc., Common Stock	(f)(j)*	Retailing				22,575	$12,478	$—
Genesys Telecommunications Laboratories, Inc., Class A Shares	(f)*	Technology Hardware & Equipment				40,529	—	—
Genesys Telecommunications Laboratories, Inc., Class A1-A5 shares	(f)*	Technology Hardware & Equipment				3,463,150	120	733
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	(f)*	Technology Hardware & Equipment				41,339	—	—
	(f)*					2,768,806	—	—
Genesys Telecommunications Laboratories, Inc., Preferred Shares	(f)*	Technology Hardware & Equipment				1,050,465	—	—
Hilding Anders (SWE), Arle PIK Interest	(f)(i)(k)(l)(m)(n)*(EUR)	Consumer Durables & Apparel	12.00% PIK (12.00% Max PIK)		12/31/2022	€3,834	—	—
Hilding Anders (SWE), Class A Common Stock	(f)(l)(m)(n)*(SEK)	Consumer Durables & Apparel				4,503,411	132	—
Hilding Anders (SWE), Class B Common Stock	(f)(l)(m)(n)*(SEK)	Consumer Durables & Apparel				574,791	25	—
Hilding Anders (SWE), Class C Common Stock	(f)(l)(m)(n)*(EUR)	Consumer Durables & Apparel				213,201	—	—
Hilding Anders (SWE), Equity Options	(f)(l)(m)(n)*(SEK)	Consumer Durables & Apparel			12/31/2020	236,160,807	14,988	5,001
Home Partners of America, Inc., Common Stock	(f)(j)*	Real Estate				100,044	101,876	133,661
Home Partners of America, Inc., Warrants	(f)(j)*	Real Estate			8/7/2024	2,675	292	1,219
Jones Apparel Holdings, Inc., Common Stock	(f)	Consumer Durables & Apparel				5,451	872	—
Keystone Australia Holdings, Pty. Ltd. (AUS), Residual Claim	(f)(l)(n)*(AUD)	Consumer Services				N/A	7,945	1,903

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
KKR BPT Holdings Aggregator, LLC, Membership Interest	(f)(m)(n)*	Diversified Financials				N/A	$15,000	$6,557
NBG Home, Common Stock	(f)*	Consumer Durables & Apparel				1,903	2,565	2,641
Nine West Holdings, Inc., Common Stock	(f)	Consumer Durables & Apparel				5,451	6,541	—
Petroplex Acidizing, Inc., Warrants	(f)*	Energy			12/29/2026	8	—	—
Polyconcept North America, Inc., Class A-1 Units	(f)*	Consumer Durables & Apparel				29,376	2,938	3,639
Proserv Acquisition, LLC (GBR), Class A Common Units	(f)(j)(l)(n)*	Energy				2,635,005	33,547	15,283
Proserv Acquisition, LLC (GBR), Class A Preferred Units	(f)(j)(l)(n)*	Energy				837,780	5,392	9,802
Rockport (Relay), Class A Units	(f)(j)*	Consumer Durables & Apparel				219,349	—	—
Sentry Holdings, Ltd. (JEY), Common Shares A	(f)(n)*(GBP)	Insurance				16,450	—	—
Sentry Holdings, Ltd. (JEY), Preferred B Shares	(f)(n)*(GBP)	Insurance				6,113,719	9,065	9,319
Stuart Weitzman, Inc., Common Stock	(f)*	Consumer Durables & Apparel				5,451	—	—
Towergate (GBR), Ordinary Shares	(f)(l)(n)*(GBP)	Insurance				116,814	173	178

Total Equity/Other							$333,493	$253,239

TOTAL INVESTMENTS— 167.2%(q)							$4,248,762	$4,082,314

LIABILITIES IN EXCESS OF OTHER ASSETS—(67.2%)								$(1,641,398)

NET ASSETS—100.0%								$2,440,916

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

A summary of outstanding financial instruments at June 30, 2018 is as follows:

Foreign currency forward contracts

Foreign Currency	Settlement Date	Counterparty	Amount and Transaction		US$ Value at Settlement Date	US$ Value at June 30, 2018	Unrealized Appreciation (Depreciation)
AUD	July 11, 2018	JP Morgan Chase Bank	A$	2,572 Sold	$1,973	$1,903	$70
CAD	September 11, 2018	State Street Bank and Trust Company	C$	22,837 Bought	(17,526)	(17,392)	(134)
CAD	September 11, 2018	State Street Bank and Trust Company	C$	35,650 Sold	29,328	27,149	2,179
EUR	July 6, 2018	State Street Bank and Trust Company		€10,250 Sold	11,891	11,972	(81)
EUR	July 6, 2018	State Street Bank and Trust Company		€10,500 Sold	12,181	12,264	(83)
EUR	July 8, 2019	JP Morgan Chase Bank		€5,641 Sold	6,357	6,792	(435)
EUR	July 8, 2019	JP Morgan Chase Bank		€22,300 Sold	26,298	26,852	(554)
EUR	August 31, 2018	JP Morgan Chase Bank		€84,000 Sold	97,705	98,521	(816)
GBP	January 11, 2023	JP Morgan Chase Bank		£1,721 Sold	2,634	2,439	195
GBP	January 11, 2023	JP Morgan Chase Bank		£1,936 Sold	2,942	2,745	197
GBP	July 6, 2018	State Street Bank and Trust Company		£2,400 Sold	3,167	3,168	(1)
GBP	July 13, 2018	JP Morgan Chase Bank		£29,125 Sold	38,291	38,455	(164)
GBP	July 16, 2018	State Street Bank and Trust Company		£14,000 Sold	18,415	18,487	(72)

Total					$233,656	$233,355	$301

Cross currency swaps

Counterparty	Company Receives Fixed Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	2.200% on USD notional amount of $188,109	0.000% on EUR notional amount of €177,545	12/31/2019	$—	$(20,773)

				$—	$(20,773)

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

Interest rate swaps

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	$100,000	3-Month LIBOR	1.36%	12/31/2020	$—	$3,450	$3,450
JP Morgan Chase Bank	$100,000	3-Month LIBOR	0.84%	3/31/2019	—	1,224	1,224
BMO Capital Markets	$200,000	3-Month LIBOR	2.77%	3/8/2023	—	(1,833)	(1,833)

					$—	$2,841	$2,841

As of June 30, 2018, for the above contracts and/or agreements, the Company had sufficient cash and/or securities to cover the commitments or the collateral requirements, if any, of the relevant broker or exchange.

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940 (the “1940 Act”), unless otherwise indicated. Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(c)	Represents maturity of debt securities and expiration of applicable equity investments.

(d)	Denominated in U.S. dollars unless otherwise noted.

(e)	Represents amortized cost for debt securities and cost for equity investments translated to U.S. dollars.

(f)	Investments classified as Level 3 for which fair value was determined by the Company’s Board of Directors (see Note 2).

(g)

Security or portion thereof was held within CCT New York Funding LLC and was pledged as collateral supporting the amounts outstanding under the revolving credit facility with JPMorgan Chase Bank as of June 30, 2018.

(h)

Security or portion thereof was held within CCT Tokyo Funding LLC and was pledged as collateral supporting the amounts outstanding under the revolving credit facility with Sumitomo Mitsui Banking Corporation as of June 30, 2018.

(i)

The underlying credit agreement or indenture contains a PIK provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

(j)

Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. The aggregate fair value of non-controlled, affiliated investments at June 30, 2018 represented 10.6% of the Company’s net assets. Fair value as of June 30, 2018 and December 31, 2017 along with transactions during the six months ended June 30, 2018 in these affiliated investments were as follows (amounts in thousands):

		Six Months Ended June 30, 2018				Six Months Ended June 30, 2018
Non-Controlled, Affiliated Investments	Fair Value at December 31, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at June 30, 2018	Net Realized Gain (Loss)	Interest Income***	Fee Income	Dividend Income
AltEn, LLC
Membership Units	$—	$—	$—	$—	$—	$—	$—	$—	$—
Term Loan	4,253	—	—	(2,116)	2,137	—	—	—	—
Home Partners of America, Inc.
Surbordinated Debt	76,500	600	(32,142)	(1,891)	43,067	—	3,606	—	—
Common Stock	122,652	—	—	11,009	133,661	—	—	—	—
Warrants	805	—	—	414	1,219	—	—	—	—
Orchard Marine, Ltd.
Class B Common Stock	—	—	—	—	—	—	—	—	—
Series A Preferred Stock	21,009	1	—	8,012	29,022	—	—	—	—
Rockport Company LLC
Term Loan	17,766	8,666	—	(10,250)	16,182	—	36	—	—
Class A Units	—	—	—	—	—	—	—	—	—
Charlotte Russe, Inc.
Term Loan	—	9,476	—	(1,362)	8,114	—	333	—	—
Common Stock	—	12,478	—	(12,478)	—	—	—	—	—
Proserv Acquisition LLC
Class A Preferred Units	—	5,392		4,410	9,802
Class A Common Units	—	33,547		(18,264)	15,283

Totals	$242,985	$70,160	$(32,142)	$(22,516)	$258,487	$—	$3,975	$—	$—

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

***	Includes PIK interest income.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

(k)	Investment was on non-accrual status as of June 30, 2018.

(l)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(m)

Controlled investment as defined by the 1940 Act, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities or maintains the ability to nominate greater than 50% of the board representation. The aggregate fair value of controlled at June 30, 2018 represented 27.5% of the Company’s net assets. Fair value as of June 30, 2018 and December 31, 2017 along with transactions during the six months ended June 30, 2018 in these controlled investments were as follows (amounts in thousands):

		Six Months Ended June 30, 2018				Six Months Ended June 30, 2018
Controlled Investments	Fair Value at December 31, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at June 30, 2018	Net Realized Gain (Loss)	Interest Income***	Fee Income	Dividend Income
Comet Aircraft S.A.R.L	$35,760	$—	$(12,854)	$12,932	$35,838	$(12,797)	$1,520	$—	$902
Hilding Anders
Subordinated Debt	104,554	29	—	(7,472)	97,111	—	7,446	—	—
Class A Common Stock	3	—	—	(3)	—	—	—	—	—
Class B Common Stock	—	—	—	—	—	—	—	—	—
Class C Common Stock	—	—	—	—	—	—	—	—	—
Equity Options	409	—	—	4,592	5,001	—	—	—	—
KKR BPT Holdings
Aggregator, LLC	5,376	2,000	—	(819)	6,557	—	—	—	—
Strategic Credit
Opportunities Partners, LLC	300,652	—	—	6,084	306,736	—	—	—	15,533
Toorak Capital Partners, LLC	53,531	25,229	(4,108)	5,201	79,853	—	—	—	1,910
Amtek Global Technology Pte Ltd.
Term Loan	—	100,788	—	(4,964)	95,824	—	1,171	—	—
Ordinary Shares	—	30,687	—	(1,482)	29,205	—	—	—	—
Trade Claim	—	15,615	—	(762)	14,853	—	—	—	—

Totals	$500,285	$174,348	$(16,962)	$13,307	$670,978	$(12,797)	$10,137	$—	$18,345

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

***	Includes PIK interest income.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

(n)

The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act. A business development company may not acquire any assets other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of June 30, 2018, 73.8% of the Company’s total assets represented qualifying assets.

(o)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act.

(p)	The issuer of this investment has elected to pay the stated dividend rate upon liquidation of the investment.

(q)

As of June 30, 2018, the aggregate gross unrealized appreciation for all securities and derivatives in which there was an excess of value over tax cost was $156,705; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $340,785; the net unrealized depreciation was $184,080; and the aggregate cost of securities for Federal income tax purposes was $4,248,762.

*	Non-income producing security.

(1)	Not used.

(2)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at June 30, 2018 was 2.34%. The current base rate for each investment may be different from the reference rate on June 30, 2018.

(3)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at June 30, 2018 was 2.09%. The current base rate for each investment may be different from the reference rate on June 30, 2018.

(4)

The interest rate on these investments is subject to a base rate PRIME rate, which at June 30, 2018 was 5.00%. The current base rate for each investment may be different from the reference rate on June 30, 2018.

(5)

The interest rate on these investments is subject to a base rate of 3-month EURIBOR, which at June 30, 2018 was (0.32%). The current base rate for each investment may be different from the reference rate on June 30, 2018.

(6)

The interest rate on these investments is subject to a base rate of 2-month LIBOR, which at June 30, 2018 was 2.17%. The current base rate for each investment may be different from the reference rate on June 30, 2018.

(7)

The interest rate on these investments is subject to a base rate of 6-month LIBOR, which at June 30, 2018 was 2.50%. The current base rate for each investment may be different from the reference rate on June 30, 2018.

Abbreviations:

AUD - Australian Dollar; local currency investment amount is denominated in Australian Dollar. A$1 / US $0.740 as of June 30, 2018.

EUR - Euro; local currency investment amount is denominated in Euros. €1 / US $1.168 as of June 30, 2018.

GBP - British Pound Sterling; local currency investment amount is denominated in Pound Sterling. £1 / US $1.320 as of June 30, 2018.

SEK - Swedish Krona; local currency investment amount is denominated in Swedish Kronor. SEK1 / US $0.112 as of June 30, 2018.

AUS - Australia

CYM - Cayman Islands

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (continued)

As of June 30, 2018

(in thousands, except share amounts)

GER - Germany

GBR - United Kingdom

IRL - Ireland

LUX - Luxembourg

SGP - Singapore

SWE - Sweden

VGB - British Virgin Islands

E = EURIBOR-Euro Interbank Offered Rate

L = LIBOR-London Interbank Offered Rate

P = PRIME-U.S. Prime Rate

PIK - Payment-in-kind; the issuance of additional securities by the borrower to settle interest payment obligations.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
First Lien Senior Secured Loans—67.3%
Abaco Systems, Inc.	(f)(g)(2)	Capital Goods	L + 600	1.00%	12/7/2021	$65,015	$62,924	$62,168
ABB CONCISE Optical Group, LLC	(2)	Retailing	L + 500	1.00%	6/15/2023	6,795	6,795	6,812
Accuride Corp.	(2)	Capital Goods	L + 525	1.00%	11/17/2023	18,295	17,954	18,638
Acosta Holdco, Inc.	(3)	Commercial & Professional Services	L + 325	1.00%	9/26/2021	8,000	7,576	7,067
Advantage Sales & Marketing, Inc.	(2)	Commercial & Professional Services	L + 325	1.00%	7/23/2021	5,093	4,894	4,978
Agro Merchants Global, LP	(3)	Transportation	L + 375	1.00%	12/6/2024	703	699	710
Alion Science & Technology Corp.	(3)	Capital Goods	L + 450	1.00%	8/19/2021	2,766	2,764	2,771
AltEn, LLC	(f)(h)(i)(j)(4)	Energy	L + 900 PIK (L + 900 Max PIK)		9/12/2018	40,494	29,836	4,253
AM General, LLC	(f)(g)(3)	Automobiles & Components	L + 725	1.00%	12/28/2021	87,604	86,514	88,813
Amtek Global Technology Pte, Ltd. (SGP)	(f)(k)(l)(5)(EUR)	Automobiles & Components	5.00%		11/10/2019	€82,055	91,286	98,454
Bay Club, Co.	(3)	Consumer Services	L + 650	1.00%	8/31/2022	$5,536	5,523	5,619
Cengage Learning, Inc.	(3)	Media	L + 425	1.00%	6/7/2023	10,000	9,638	9,574
Charlotte Russe, Inc.	(i)(4)	Retailing	L + 550	1.25%	5/22/2019	18,136	18,073	7,322
	(i)(4)		L + 550	1.25%	5/22/2019	4,440	4,430	1,792
Commercial Barge Line Co.	(3)	Transportation	L + 875	1.00%	11/12/2020	7,502	6,411	4,383
CTI Foods Holding Co, LLC	(3)	Food, Beverage & Tobacco	L + 350	1.00%	6/29/2020	3,762	3,556	3,344
Distribution International, Inc.	(2)	Retailing	L + 500	1.00%	12/15/2021	28,243	23,308	24,024
Eacom Timber Corp. (CAN)	(f)(k)(l)(6)	Materials	L + 650	1.00%	11/30/2023	73,209	72,484	72,727
EagleView Technology Corp.	(2)	Capital Goods	L + 425	1.00%	7/15/2022	6,842	6,795	6,911
FleetPride Corporation	(2)	Capital Goods	L + 400	1.25%	11/19/2019	8,088	8,078	8,076
Frontline Technologies Group, LLC	(f)(g)(2)	Software & Services	L + 650	1.00%	9/18/2023	61,759	60,718	60,715
Greystone & Co, Inc.	(f)(g)(6)	Diversified Financials	L + 800	1.00%	4/17/2024	37,781	37,431	38,473
Hunt Mortgage	(f)(g)(3)	Diversified Financials	L + 750	1.00%	2/14/2023	60,619	59,790	60,292
JHT Holdings, Inc.	(f)(g)(2)	Capital Goods	L + 850	1.00%	5/4/2022	29,080	28,628	30,560
Jo-Ann Stores, Inc.	(9)	Retailing	L + 500	1.00%	10/20/2023	16,369	16,215	15,837
KeyPoint Government Solutions, Inc.	(f)(2)	Capital Goods	L + 600	1.00%	4/18/2024	14,437	14,304	14,484
Koosharem, LLC	(g)(2)	Commercial & Professional Services	L + 650	1.00%	5/15/2020	20,787	20,581	20,302
Matchesfashion, Ltd. (GBR)	(f)(g)(k)(l)(3)	Consumer Durables & Apparel	L + 462.50		10/16/2024	12,688	11,752	11,852
McGraw-Hill Global Education Holdings, LLC	(3)	Media	L + 400	1.00%	5/4/2022	14,770	14,806	14,763

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)		Cost(e)	Fair Value
National Debt Relief, LLC	(f)(g)(2)	Diversified Financials	L + 675	1.00%	5/31/2023		$11,290	$11,237	$11,273
	(f)(g)(2)		L + 675	1.00%	5/31/2023		7,526	7,489	7,510
NBG Home	(2)	Consumer Durables & Apparel	L + 550	1.00%	4/26/2024		25,838	25,345	26,128
NCI, Inc.	(f)(g)(2)	Software & Services	L + 750	1.00%	8/15/2024		84,394	83,381	83,595
New Enterprise Stone & Lime Co, Inc.	(f)(g)(2)	Capital Goods	L + 800	1.00%	7/8/2021		102,461	101,693	109,584
	(f)(g)(2)		L + 800	1.00%	7/8/2021		51,745	51,357	55,342
Nine West Holdings	(2)	Consumer Durables & Apparel	L + 1000	1.00%	10/8/2019		16,195	15,558	14,697
P2 Energy Solutions, Inc.	(k)(2)	Software & Services	L + 400	1.00%	10/30/2020		2,992	2,932	2,935
Pacific Union Financial, LLC	(f)(3)	Diversified Financials	L + 750	1.00%	4/21/2022		72,404	71,728	71,976
PAE Holding Corp.	(6)	Capital Goods	L + 550	1.00%	10/20/2022		3,254	3,246	3,279
Petroplex Acidizing, Inc.	(f)(h)(2)	Energy	L + 725, 1.75% PIK (1.75% Max PIK)	1.00%	12/5/2019		22,609	22,609	21,669
	(f)(h)(i)		15.00% PIK (15.00% Max PIK)		12/5/2019		20,596	13,809	3,199
Proserv Acquisition, LLC	(f)(k)(2)	Energy	L + 537.50	1.00%	12/22/2021		26,758	21,153	13,636
Proserv Acquisition, LLC (GBR)	(f)(k)(l)(2)		L + 537.50	1.00%	12/22/2021		15,706	12,407	8,004
Raley’s	(3)	Food & Staples Retailing	L + 525	1.00%	5/18/2022		11,003	10,734	11,127
RedPrairie Corp.	(3)	Software & Services	L + 300	1.00%	10/12/2023		9,643	9,743	9,702
Revere Superior Holdings, Inc.	(f)(g)(2)	Software & Services	L + 675	1.00%	11/21/2022		2,345	2,299	2,338
	(f)(2)		L + 675	1.00%	11/21/2022		471	371	106
	(f)(g)(2)		L + 700	1.00%	11/21/2022		65,665	65,019	65,380
Safety Technology Holdings, Inc.	(f)(3)	Technology Hardware & Equipment	L + 600	1.00%	7/7/2022		7,409	7,236	7,517
	(f)(3)		L + 600	1.00%	7/29/2022		1,188	1,160	1,212
Savers, Inc.	(2)	Retailing	L + 375	1.25%	7/9/2019		11,183	10,607	10,546
Sequa Corp.	(2)	Materials	L + 500	1.00%	11/28/2021		14,606	14,687	14,732
SIRVA Worldwide, Inc.	(2)	Commercial & Professional Services	L + 650	1.00%	11/22/2022		21,843	21,372	22,062
SMART Global Holdings, Inc.	(f)(k)(7)	Semiconductors & Semiconductor Equipment	P + 300		8/9/2022		288	288	232
	(f)(k)(2)		L + 625	1.00%	8/9/2022		20,302	19,922	20,466
Smile Brands Group, Inc.	(f)(2)	Health Care Equipment & Services	L + 625	1.00%	8/15/2022		12,344	12,218	12,611
SouthernCarlson	(f)(2)	Capital Goods	L + 700	1.00%	7/26/2021		3,109	3,079	3,140
	(f)(2)		L + 700	1.00%	7/26/2022		38,253	37,812	38,080
	(f)(2)		L + 700	1.00%	7/26/2022		5,182	5,133	5,234
Staples Canada (CAN)	(f)(g)(k)(l)(8)(CAD)	Retailing	CDOR + 700	1.00%	9/12/2023	C$	35,641	28,869	27,640

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Sweet Harvest Foods Management Co	(f)(g)(2)	Food & Staples Retailing	L + 675	1.00%	5/30/2023	$27,021	$26,895	$26,745
ThreeSixty Group	(f)(g)(3)	Retailing	L + 700	1.00%	3/31/2023	52,106	51,411	51,121
Transplace	(3)	Transportation	L + 425	1.00%	10/9/2024	4,501	4,561	4,552
Utility One Source LP	(3)	Capital Goods	L + 550	1.00%	4/18/2023	9,705	9,617	9,936
Vee Pak, Inc.	(f)(g)(2)	Household & Personal Products	L + 675	1.00%	3/9/2023	39,800	39,268	38,236
Waste Pro USA, Inc.	(f)(g)(3)	Commercial & Professional Services	L + 750	1.00%	10/15/2020	35,581	35,581	35,581
Wheels Up Partners, LLC	(f)(2)	Transportation	L + 855	1.00%	1/26/2021	6,712	6,682	6,659
	(f)(2)		L + 855	1.00%	8/26/2021	7,651	7,616	7,590
	(f)(2)		L + 710	1.00%	6/30/2024	24,312	24,149	24,111
	(f)(2)		L + 710	1.00%	11/1/2024	9,949	9,868	9,867
	(f)(2)		L + 710	1.00%	12/21/2024	4,974	4,925	4,925
Willbros Group, Inc.	(f)(3)	Energy	L + 1175	1.25%	12/15/2019	4,164	4,164	4,239
	(f)(g)(2)		L + 975	1.25%	12/15/2019	25,599	25,599	26,062
WireCo WorldGroup, Inc.	(2)	Capital Goods	L + 550	1.00%	9/29/2023	2,633	2,651	2,658
Z Gallerie, LLC.	(f)(6)	Retailing	L + 650	1.00%	10/8/2020	31,704	31,507	29,230

Total First Lien Senior Secured Loans							$1,712,750	$1,672,178

Second Lien Senior Secured Loans—38.0%
Abaco Systems, Inc.	(f)(g)(2)	Capital Goods	L + 1050	1.00%	6/7/2022	$63,371	$62,398	$58,040
Agro Merchants Global LP (CYM)	(f)(l)(3)	Transportation	L + 800	1.00%	11/30/2025	20,000	19,502	19,500
Amtek Global Technology Pte. Ltd (SGP)	(f)(k)(l)*(EUR)	Automobiles & Components			11/10/2019	59,281	55,225	40,475
Belk, Inc	(f)(g)	Retailing	10.50%		6/12/2023	99,615	98,009	85,711
CTI Foods Holding Co., LLC	(3)	Food, Beverage & Tobacco	L + 725	1.00%	6/28/2021	23,219	23,036	18,111
Culligan International Co	(f)(3)	Household & Personal Products	L + 850	1.00%	12/13/2024	65,984	65,303	66,098
Emerald Performance Materials, LLC	(3)	Materials	L + 775	1.00%	8/1/2022	2,041	2,035	2,044
Genoa (QoL)	(3)	Health Care Equipment & Services	L + 800	1.00%	10/28/2024	10,828	10,682	11,018
Grocery Outlet, Inc.	(2)	Food & Staples Retailing	L + 825	1.00%	10/21/2022	15,346	14,994	15,408
Higginbotham Insurance Agency, Inc.	(f)(3)	Insurance	L + 725	1.00%	12/1/2025	18,696	18,509	18,509
iParadigms Holdings, LLC	(2)	Software & Services	L + 725	1.00%	7/29/2022	21,868	21,750	21,431
MedAssets, Inc.	(f)(g)(3)	Health Care Equipment & Services	L + 975	1.00%	4/20/2023	63,000	61,428	63,945
Misys, Ltd. (GBR)	(k)(l)(2)	Software & Services	L + 725	1.00%	6/13/2025	8,403	8,343	8,450
NBG Home	(f)(2)	Consumer Durables & Apparel	L + 975	1.00%	9/30/2024	34,205	33,720	34,366
NEP Broadcasting, LLC	(3)	Media	L + 700	1.00%	1/23/2023	5,955	6,002	6,007

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
P2 Energy Solutions, Inc.	(k)(2)	Software & Services	L + 800	1.00%	4/30/2021	$71,312	$70,163	$65,963
Petrochoice Holdings, Inc.	(f)(g)(6)	Capital Goods	L + 875	1.00%	8/21/2023	65,000	63,458	62,812
Plaskolite, LLC	(f)(2)	Materials	L + 900	1.00%	11/3/2023	33,543	32,703	33,879
Polyconcept North America, Inc.	(f)(3)	Consumer Durables & Apparel	L + 1000	1.00%	2/16/2024	29,376	28,766	30,029
Sequa Corp.	(2)	Materials	L + 900	1.00%	4/28/2022	20,976	20,789	21,264
Sparta Systems, Inc.	(f)(g)(2)	Software & Services	L + 825	1.00%	7/27/2025	35,062	34,555	34,250
SquareTwo Financial Corp.	(f)(h)(i)(4)	Diversified Financials	L + 1000 PIK (L + 1000 Max PIK)	1.00%	5/24/2019	6,685	6,458	618
Sungard Public Sector, LLC	(f)(g)(2)	Software & Services	L + 850	1.00%	1/31/2025	16,109	15,961	16,089
Vencore, Inc.	(2)	Capital Goods	L + 875	1.00%	5/23/2020	57,673	$57,117	$58,322
Vertafore, Inc.	(f)(3)	Software & Services	L + 900	1.00%	6/30/2024	81,500	$79,444	$82,342
Vestcom International, Inc.	(f)(3)	Consumer Services	L + 850	1.00%	4/28/2024	58,000	57,256	57,776
WireCo WorldGroup, Inc.	(2)	Capital Goods	L + 900	1.00%	9/30/2024	11,226	11,158	11,296

Total Second Lien Senior Secured Loans							$978,764	$943,753

Other Senior Secured Debt—5.7%
Angelica Corp.	(f)(h)	Health Care Equipment & Services	10.00% PIK (10.00% Max PIK)		12/30/2022	$34,205	$33,568	$34,205
Artesyn Technologies, Inc.	(m)	Technology Hardware & Equipment	9.75%		10/15/2020	20,962	20,455	20,595
Cleaver-Brooks Inc	(m)	Capital Goods	7.88%		3/1/2023	9,687	9,817	9,929
Direct ChassisLink, Inc.	(m)	Transportation	10.00%		6/15/2023	17,425	18,706	19,385
DJO Finance, LLC	(m)	Health Care Equipment & Services	8.13%		6/15/2021	9,950	9,245	9,303
Guitar Center, Inc.	(m)	Retailing	6.50%		4/15/2019	5,377	5,107	4,974
Nesco	(m)	Capital Goods	6.88%		2/15/2021	9,125	5,962	7,756
Pattonair Holdings, Ltd.	(m)	Capital Goods	9.00%		11/1/2022	5,645	5,663	5,836
Rockport (Relay)	(f)(h)(i)(j)	Consumer Durables & Apparel	15.00% PIK (15.00% Max PIK)		7/31/2022	$29,299	28,755	17,766
Vivint, Inc.		Commercial & Professional Services	7.63%		9/1/2023	10,925	11,476	11,553

Total Other Senior Secured Debt							$148,754	$141,302

Total Senior Debt							$2,840,268	$2,757,233

Subordinated Debt—15.4%
Alion Science & Technology Corp.	(f)(g)(m)	Capital Goods	11.00%		8/19/2022	$68,603	$67,822	$66,816
Cemex Materials, LLC	(m)	Materials	7.70%		7/21/2025	58,454	$61,665	$66,345
Cengage Learning, Inc.	(m)	Media	9.50%		6/15/2024	15,000	13,557	13,575

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
ClubCorp Club Operations, Inc.	(m)	Consumer Services	8.50%		9/15/2025	$14,600	$14,500	$14,235
Exemplis Corp.	(f)(h)(2)	Commercial & Professional Services	L + 700, 4.00% PIK (4.00% Max PIK)		3/23/2020	13,017	13,017	13,017
Hilding Anders (SWE)	(f)(h)(k)(l)(n)(EUR)	Consumer Durables & Apparel	13.00% PIK (13.00% Max PIK)		6/30/2021	€99,748	109,308	90,604
	(f)(h)(i)(k)(l)(n)(EUR)		12.00% PIK (12.00% Max PIK)		12/31/2022	3,026	507	956
	(f)(h)(i)(k)(l)(n)(EUR)		12.00% PIK (12.00% Max PIK)		12/31/2023	22,230	939	1
	(f)(h)(i)(k)(l)(n)(EUR)		18.00% PIK (18.00% Max PIK)		12/31/2024	41,136	12,850	12,993
Home Partners of America, Inc.	(f)(j)(3)	Real Estate	L + 700	1.00%	10/8/2022	$75,000	73,744	76,500
Kenan Advantage Group, Inc./The	(m)	Transportation	7.88%		7/31/2023	2,308	2,215	2,389
Vertiv Group Corp.	(m)	Technology Hardware & Equipment	9.25%		10/15/2024	22,713	22,929	24,246

Total Subordinated Debt							$393,053	$381,677

Asset Based Finance—13.9%
AMPLIT JV LP, Limited Partnership Interest	(f)(k)	Diversified Financials				N/A	$7,137	$1,896
Bank of Ireland (IRL)	(f)(k)(l)(m)(2)	Banks	L + 1185		12/4/2027	$15,105	15,105	15,105
Comet Aircraft SARL (LUX), Common Shares	(f)(k)(l)(n)	Capital Goods				549,451	48,692	35,760
Central Park Leasing Aggregator, L.P. (LUX), Partnership Interest	(f)(k)(l)	Capital Goods				N/A	64,177	72,045
LSF IX Java Investments Ltd. (IRL)	(f)(k)(l)(10)(EUR)	Diversified Financials	E + 315		12/3/2019	€56,406	54,892	65,774
Montgomery Credit Holdings, LP, Limited Partnership Interest	(f)(k)	Diversified Financials				N/A	18,357	18,312
Orchard Marine, Ltd. (VGB), Class B Common Stock	(f)(j)(k)(l)	Transportation				1,964	3,069	—
Orchard Marine, Ltd. (VGB), Series A Preferred Stock	(f)(j)(k)(l)(o)	Transportation				58,920	57,962	21,009

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Star Mountain SMB Multi-Manager Credit Platform, LP, Limited Partnership Interest	(f)(k)	Diversified Financials				N/A	$56,504	$63,075
Toorak Capital Partners, LLC, Membership Interest	(f)(k)(n)	Diversified Financials				N/A	46,140	53,531

Total Asset Based Finance							$372,035	$346,507

Strategic Credit Opportunities Partners, LLC—12.1%
Strategic Credit Opportunities Partners, LLC	(f)(k)(n)	Diversified Financials				294,027	$294,028	$300,652

Strategic Credit Opportunities Partners, LLC							$294,028	$300,652

Equity/Other—7.3%
Algeco/Scotsman Holdings SARL (LUX), Class B Limited Partnership Interests	(f)(k)(l)*	Consumer Durables & Apparel				301	$3,007	$6,255
Alion Science & Technology Corp., Class A Membership Interest	(f)*	Capital Goods				N/A	7,350	5,125
AltEn, LLC, Membership Units	(f)(j)*	Energy				2,384	2,955	—
Amtek Global Technology Pte. Ltd (SGP), Warrants	(f)(k)(l)*(EUR)	Automobiles & Components			12/31/2018	9,991	4,785	—
Angelica Corp., Limited Partnership Interest	(f)*	Health Care Equipment & Services				877,044	47,562	9,257
Belk, Inc., Units	(f)*	Retailing				1,642	7,846	2,349
Cengage Learning Holdings II, LP, Common Stock	(f)*	Media				227,802	7,529	3,681
Genesys Telecommunications Laboratories, Inc., Class A Shares	(f)*	Technology Hardware & Equipment				40,529	—	—
Genesys Telecommunications Laboratories, Inc., Class A1-A5 shares	(f)*					3,463,150	120	658
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	(f)*					2,768,806	—	—
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	(f)*					41,339	—	—
Genesys Telecommunications Laboratories, Inc., Preferred Shares	(f)*					1,050,465	—	—
Hilding Anders (SWE), Arle PIK Interest	(f)(h)(i)(k)(l)(n)(EUR)	Consumer Durables & Apparel			12/31/2022	3,834	—	—
Hilding Anders (SWE), Class A Common Stock	(f)(k)(l)(n)*(SEK)					4,503,411	132	3

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Hilding Anders (SWE), Class B Common Stock	(f)(k)(l)(n)*(SEK)					574,791	$25	$—
Hilding Anders (SWE), Class C Common Stock	(f)(k)(l)(n)*(SEK)					213,201	—	—
Hilding Anders (SWE), Equity Options	(f)(k)(l)(n)*(SEK)				12/31/2020	236,160,807	14,988	409
Home Partners of America, Common Stock	(f)(j)*	Real Estate				100,044	101,876	122,652
Home Partners of America, Warrants	(f)(j)*				8/7/2024	2,675	292	805
Jones Apparel Holdings, Inc., Common Stock	(f)*	Consumer Durables & Apparel				5,451	872	—
Nine West Holdings, Inc., Common Stock	(f)*	Consumer Durables & Apparel				5,451	6,541	—
Keystone Australia Holdings, Pty. Ltd. (AUS), Residual Claim	(f)(k)(l)*(AUD)	Consumer Services				N/A	7,945	1,975
KKR BPT Holdings Aggregator, LLC, Membership Interest	(f)(k)(n)*	Diversified Financials				N/A	13,000	5,376
Louisiana-Pacific Corp, Lien Reserve Claim, Lien Reserve Claim	(f)*	Materials			9/15/2024	380	—	380
NBG Home, Common Stock	(f)*	Consumer Durables & Apparel				1,903	2,565	3,130
Petroplex Acidizing, Inc., Warrants	(f)*	Energy				8	—	—
Polyconcept North America, Inc., Class A-1 Units	(f)*	Consumer Durables & Apparel				29,376	2,938	2,719
PQ Corp., Class B Common Stock	*	Materials				270,885	3,337	4,456
Rockport (Relay), Class A Unit	(f)(j)*	Consumer Durables & Apparel				219,349	—	—
Sentry Holdings, Ltd. (JEY), Common Shares A	(f)(k)(l)*(GBP)	Insurance				16,450	—	—
Sentry Holdings, Ltd. (JEY), Preferred B Shares	(f)(k)(l)*(GBP)					6,113,719	9,064	8,948
SquareTwo Financial Corp., Series A Preferred Stock	(f)(h)(i)	Diversified Financials	12.50% PIK (12.50% Max PIK)			16,044	5,457	—
Stuart Weitzman, Inc., Common Stock	(f)*	Consumer Durables & Apparel				5,451	—	—
Towergate (GBR), Ordinary Shares	(f)(k)(l)*(GBP)	Insurance				116,814	173	171
Willbros Group, Inc., Common Stock	*	Energy				2,810,814	7,760	3,991

Total Equity/Other							$258,119	$182,340

Total Investments, excluding Short Term Investments — 159.7%							$4,157,503	$3,968,409

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Short Term Investments—0.0%
Goldman Sachs Financial Square Funds—Prime Obligations Fund	(p)		1.40%			688,065	$688	$688

Total Short Term Investments							$688	$688

TOTAL INVESTMENTS—159.7%(q)							$4,158,191	$3,969,097

LIABILITIES IN EXCESS OF OTHER ASSETS—(59.7%)								(1,483,995)

NET ASSETS—100.0%								$2,485,102

A summary of outstanding financial instruments at December 31, 2017 is as follows:

Foreign Currency forward Contracts

Foreign Currency	Settlement Date	Counterparty	Amount and Transaction		US$ Value at Settlement Date	US$ Value at December 31, 2017	Unrealized Appreciation (Depreciation)
AUD	January 11, 2018	JP Morgan Chase Bank	A$	4,736 Sold	$3,624	$3,695	$(71)
AUD	January 11, 2018	JP Morgan Chase Bank	A$	2,000 Bought	(1,512)	(1,560)	48
CAD	September 11, 2018	State Street Bank and Trust Company	C$	35,650 Sold	29,328	28,429	899
EUR	January 11, 2018	JP Morgan Chase Bank		€76,299 Sold	90,523	91,590	(1,067)
EUR	July 8, 2019	JP Morgan Chase Bank		€5,641 Sold	6,357	7,033	(676)
EUR	July 8, 2019	JP Morgan Chase Bank		€22,300 Sold	26,298	27,806	(1,508)
GBP	January 11, 2018	JP Morgan Chase Bank		£9,836 Bought	(13,036)	(13,283)	247
GBP	April 9, 2018	JP Morgan Chase Bank		£8,433 Sold	11,345	11,424	(79)

Total					$152,927	$155,134	$(2,207)

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Cross currency swaps

Counterparty	Company Receives Fixed Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	2.200% on USD notional amount of $188,109	0.000% on EUR notional amount of €177,545	12/31/2019	—	$(26,362)
JP Morgan Chase Bank	1.960% on USD notional amount of $36,092	0.500% on GBP notional amount of £29,125	6/30/2018	—	(3,242)

				$—	$(29,604)

Interest rate swaps

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation
JP Morgan Chase Bank	$100,000	3-Month LIBOR	1.36%	12/31/2020	$—	$2,282	$2,282
JP Morgan Chase Bank	$100,000	3-Month LIBOR	0.84%	3/31/2019	—	1,481	1,481

					$—	$3,763	$3,763

As of December 31, 2017, for the above contracts and/or agreements, the Company had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (“1940 Act”), unless otherwise indicated. Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(c)	Represents maturity of debt securities and expiration of applicable equity investments.

(d)	Denominated in U.S. dollars unless otherwise noted.

(e)	Represents amortized cost for debt securities and cost for equity investments translated to U.S. dollars.

(f)	Investments classified as Level 3 whereby fair value was determined by the Company’s Board of Directors. (see Note 2).

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(g)

Security or portion thereof was held within CCT New York Funding LLC (formerly, CCT SE I LLC) and was pledged as collateral supporting the amounts outstanding under the revolving credit facility with JPMorgan Chase Bank as of December 31, 2017.

(h)

The underlying credit agreement or indenture contains a PIK provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

(i)	Investment was on non-accrual status as of December 31, 2017.

(j)

Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. The aggregate fair value of non-controlled, affiliated investments at December 31, 2017 represented 9.8% of the Company’s net assets. Fair value as of December 31, 2017 along with transactions during the year ended December 31, 2017 in these affiliated investments were as follows (amounts in thousands):

		Year Ended December 31, 2017				Year Ended December 31, 2017
Non-Controlled, Affiliated Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2017	Net Realized Gain (Loss)	Interest Income***	Fee Income	Dividend Income
AltEn, LLC
Membership Units	$—	$—	$—	$—	$—	$—	$—	$—	$—
Term Loan	8,733	—	—	(4,480)	4,253	—	—	—	—
Home Partners of America, Inc.
Subordinated Debt	—	73,744	—	2,756	76,500	—	6,185	—	—
Common Stock	113,013	2,150	—	7,489	122,652	—	—	—	—
Warrants	607	—	—	198	805	—	—	—	—
Orchard Marine, Ltd.
Class B Common Stock	—	—	—	—	—	—	—	—	—
Series A Preferred Stock	20,502	6,137	—	(5,630)	21,009	—	—	—	—
Rockport Company LLC
Term Loan	—	28,755	—	(10,989)	17,766	—	194	—	—
Private Equity	—	—	—		—	—	—	—	—

Totals	$142,855	$110,786	$—	$(10,656)	$242,985	$—	$6,379	$—	$—

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

***	Includes payment-in-kind interest income.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(k)

The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act. A business development company may not acquire any assets other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The Company calculates its compliance with the qualifying assets test on a “look through” basis by disregarding the value of the Company’s total return swaps and treating each loan underlying the total return swaps as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 72.4% of the Company’s total assets represented qualifying assets as of December 31, 2017.

(l)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(m)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.

(n)

Controlled investment as defined by the 1940 Act, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities or maintains the ability to nominate greater than 50% of the board representation. The aggregate fair value of controlled at December 31, 2017 represented 20.1% of the Company’s net assets. Fair value as of December 31, 2017 along with transactions during the year ended December 31, 2017 in these controlled investments were as follows (amounts in thousands):

		Year Ended December 31, 2017				Year Ended December 31, 2017
Controlled Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2017	Net Realized Gain (Loss)	Interest Income***	Fee Income	Dividend Income
Comet Aircraft S.A.R.L	$49,157	$—	$(926)	$(12,471)	$35,760	$—	$—	$—	$9,764
Guardian Investors, LLC	3,704	—	(8,860)	5,156	—	(3,413)	—	—	—
Hilding Anders
Subordinated Debt	84,693	11,138	(31,839)	40,562	104,554	(9,389)	11,546	—	—
Class A Common Stock	—	—	—	3	3	—	—	—	—
Class B Common Stock	—	—	—	—	—	—	—	—	—
Class C Common Stock	—	—	—	—	—	—	—	—	—
Equity Options	2,253	—	—	(1,844)	409	—	—	—	—
Innovating Partners, LLC	4,372	—	(11,363)	6,991	—	(4,441)	—	—	—
KKR BPT Holdings Aggregator, LLC	9,835	1,000	(1,200)	(4,259)	5,376	—	—	—	—
Strategic Credit Opportunities Partners, LLC	98,998	201,628	—	26	300,652	—	—	—	11,314
Toorak Capital Partners, LLC	6,984	39,156	—	7,391	53,531	—	—	—	609

Totals	$259,996	$252,922	$(54,188)	$41,555	$500,285	$(17,243)	$11,546	$—	$21,687

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

***	Includes payment-in-kind interest income.

(o)	The issuer of this investment has elected to pay the stated dividend rate upon liquidation of the investment.

(p)	7-day effective yield as of December 31, 2017.

(q)

As of December 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $125,530; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $314,624; the net unrealized depreciation was $189,094; and the aggregate cost of securities for Federal income tax purposes was $4,158,191.

*	Non-income producing security.

(1)	Not used.

(2)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at December 31, 2017 was 1.69%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(3)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at December 31, 2017 was 1.56%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(4)

The interest rate on these investments is subject to a base rate of 12-Month LIBOR, which at December 31, 2017 was 2.11%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(5)

The interest rate on these investments is subject to a base rate of 3-month EURIBOR, which at December 31, 2017 was (0.33%). The current base rate for each investment may be different from the reference rate on December 31, 2017.

(6)

The interest rate on these investments is subject to a base rate of 2-Month LIBOR, which at December 31, 2017 was 1.62%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(7)

The interest rate on these investments is subject to a base rate of PRIME rate, which at December 31, 2017 was 4.50%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(8)

The interest rate on these investments is subject to a base rate of 3-Month Canadian Banker Acceptance Rate, which at December 31, 2017 was 1.54%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(9)

The interest rate on these investments is subject to a base rate of 6-Month LIBOR, which at December 31, 2017 was 1.84%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(10)

The interest rate on these investments is subject to a base rate of 1-month EURIBOR, which at December 31, 2017 was (0.37%). The current base rate for each investment may be different from the reference rate on December 31, 2017.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Abbreviations:

AUD - Australian Dollar; local currency investment amount is denominated in Australian Dollar. A$1 / US $0.780 as of December 31, 2017.

CAD - Canadian Dollar; local currency investment amount is denominated in Canadian Dollar. C$1 / US $0.796 as of December 31, 2017.

EUR - Euro; local currency investment amount is denominated in Euros. €1 / US $1.200 as of December 31, 2017.

GBP - British Pound Sterling; local currency investment amount is denominated in Pound Sterling. £1 / US $1.350 as of December 31, 2017.

SEK - Swedish Krona; local currency investment amount is denominated in Swedish Kronor. SEK1 / US $0.122 as of December 31, 2017.

AUS - Australia

CAN - Canada

CYM - Cayman Islands

GBR - United Kingdom

IRL - Ireland

JEY - Jersey

LUX - Luxembourg

SGP - Singapore

SWE - Sweden

VGB - British Virgin Islands

E = EURIBOR - Euro Interbank Offered Rate

L = LIBOR - London Interbank Offered Rate, typically 3-Month

PIK - PIK - Payment-in-kind; the issuance of additional securities by the borrower to settle interest payment obligations.

P = PRIME - U.S. Prime Rate

CDOR = Canadian Banker Acceptance Rate

See notes to condensed consolidated financial statements.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements

1. Principal Business and Organization

Corporate Capital Trust, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 9, 2010. The Company is a non-diversified closed-end management investment company and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to provide its shareholders with current income and, to a lesser extent, long-term capital appreciation, by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of its adviser. The Company commenced business operations on June 17, 2011 and investment operations on July 1, 2011. The Company has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and operates in a manner so as to qualify for the tax treatment applicable to RICs.

Through November 2017, the Company was externally managed by CNL Fund Advisors Company (“CNL”) and KKR Credit Advisors (US) LLC (“KKR,” and together with CNL, the “Former Advisers”), which were responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments and ongoing monitoring of the Company’s investment portfolio. The Former Advisers are registered as investment advisers with the Securities and Exchange Commission (“SEC”). CNL also provided the administrative services necessary for the Company to operate. On November 14, 2017, shares of the Company’s common stock commenced trading on the New York Stock Exchange with the ticker symbol “CCT” (the “Listing”). Concurrent with the Listing, KKR acquired certain of CNL’s assets primarily used in its role as investment adviser to the Company, and in connection with that transaction, KKR became the sole investment adviser of the Company. On April 9, 2018, FS/KKR LLC, a newly formed entity that is jointly operated by KKR and an affiliate of Franklin Square Holdings, L.P. (the “Joint Advisor”) became the sole investment adviser of the Company. The Joint Advisor is registered as an investment adviser with the SEC.

As of June 30, 2018 the Company had various wholly owned subsidiaries including, among others, (i) CCT Tokyo Funding LLC (“CCT Tokyo Funding”) and CCT New York Funding LLC (“CCT New York Funding”), special purpose financing subsidiaries organized for the purpose of arranging secured debt financing with banks and borrowing money to invest in portfolio companies and (ii) FCF LLC, CCT Holdings LLC and CCT Holdings II LLC (collectively, the “Taxable Subsidiaries”), wholly-owned subsidiaries which are taxed as corporations for federal income tax purposes and were organized to hold certain equity securities of portfolio companies organized as pass-through entities for U.S. tax purposes.

2. Significant Accounting Policies

Basis of Presentation—The accompanying condensed consolidated financial statements of the Company are prepared in accordance with the instructions to Form 10-Q and accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC Topic 946”). The unaudited condensed consolidated financial statements reflect all normal recurring adjustments, which are, in the opinion of management, necessary for the fair presentation of the Company’s results for the interim periods presented. The results of operations for interim periods are not indicative of results to be expected for the full year.

Certain financial information that is normally included in annual financial statements, including certain financial statement footnotes, prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), is not required for interim reporting purposes and has been condensed or

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Notes to Condensed Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

omitted herein. These financial statements should be read in conjunction with the Company’s financial statements and notes related thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 14, 2018. The condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries.

Principles of Consolidation—Under ASC Topic 946, the Company is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit the Company. In accordance therewith, the Company has consolidated the results of its wholly owned subsidiaries in its condensed consolidated financial statements. All intercompany account balances and transactions have been eliminated in consolidation.

In accordance with the guidance for the consolidation of variable interest entities (each, a “VIE”), the Company analyzes its variable interests, including its equity investments, to determine if the entity in which it has a variable interest is a variable interest entity. The Company’s analysis includes both quantitative and qualitative reviews. The Company bases its quantitative analysis on the forecasted cash flows of the entity, and its qualitative analysis on its review of the design of the entity, its organizational structure including decision-making ability and financial agreements. The Company also uses its quantitative and qualitative analyses to determine if it is the primary beneficiary of the VIE, and if such determination is made, it will include the accounts of the VIE in its condensed consolidated financial statements.

The Company does not consolidate its equity interest in Strategic Credit Opportunities Partners, LLC, a joint venture with Conway Capital (“Conway”), an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company (“SCJV”). For a further description of the Company’s investment in SCJV, see Note 3. “Investments”.

Use of Estimates—The preparation of the condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the condensed consolidated financial statements, (ii) the reported amounts of income and expenses during the reporting periods presented and (iii) disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements. Actual results could differ from those estimates.

Cash—Cash consists of demand deposits and foreign currency.

Restricted Cash—Amounts included in restricted cash represent collections of principal and interest on investments held in a segregated custody account as collateral for one of the Company’s credit facilities. The cash is released to the Company quarterly.

Valuation of Investments—The Company measures the value of its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by FASB. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the Company considers its principal market to be the market that has the greatest volume and level of activity.

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Notes to Condensed Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

ASC Topic 820 defines hierarchical levels directly related to the amount of subjectivity associated with the inputs used to determine fair values of assets and liabilities. The hierarchical levels and types of inputs used to measure fair value for each level are described as follows:

Level 1—Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short-term investment funds and foreign currency are generally included in Level 1. The Company does not adjust the quoted price for these investments.

Level 2—Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, foreign currency forward contracts, cross currency and interest rate swaps and certain over-the-counter derivatives.

Level 3—Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are illiquid corporate bonds and loans, unlisted common and preferred stock investments, and equity options that lack observable market pricing.

In certain cases, the inputs used to measure fair value may fall within different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Depending on the relative liquidity in the markets for certain investments, the Company may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available or reliable. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and the consideration of factors specific to the investment.

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to the Company’s portfolio investments for which market quotations are not readily available, the Company’s board of directors (the “Board”) is responsible for determining in good faith the fair value of the Company’s portfolio investments in accordance with the valuation policy and procedures approved by the Board, based on, among other things, the input of the Company’s investment adviser and management, its audit committee, and independent third-party valuation firms.

The Company and the Board conduct the fair value determination process on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been determined had a readily available market value existed

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

for such investments, and the differences could be material. Further, such investments are generally less liquid than publicly traded securities. If the Company were required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, the Company could realize significantly less than the value recorded by the Company.

On April 9, 2018, the Joint Advisor became the investment adviser of the Company. Beginning November 14, 2017 and until April 8, 2018 KKR served the Company as its investment adviser. Prior to November 14, 2017, the Former Advisers served the Company as its investment adviser. The valuation process described below was substantially the same under each investment adviser.

The Company and its investment adviser undertake a multi-step valuation process each quarter for determining the fair value of the Company’s investments the market prices of which are not readily available, as described below:

•

Each portfolio company or investment is initially valued by the Company’s independent third party valuation firm (external valuation), which provides a valuation range and/or by the Joint Advisor (internal valuation).

•

Valuation recommendations are formulated and documented by the Joint Advisor and reviewed by the Joint Advisor’s valuation committee. The Joint Advisor valuation committee then provides its valuation recommendation for each portfolio investment, along with supporting documentation, to the Company.

•	After the Company’s management has substantially completed its review, it forwards the valuation recommendations and supporting documentation for audit committee review.

•

The Board then discusses the investment valuation recommendations with the Joint Advisor and the Company’s independent third party valuation firm and, based on those discussions and the related review process conducted by the Company’s audit committee, determines the fair value of the investments in good faith.

The valuation techniques used by the Company for the assets and liabilities that are classified as Level 3 in the fair value hierarchy are described below.

Senior Debt and Subordinated Debt: Senior debt and subordinated debt investments are initially valued at transaction price and are subsequently valued using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) comparisons to benchmark derivative indices or (iii) valuation models. Valuation models are generally based on yield analysis and discounted cash flow techniques, where the key inputs are based on relative value analyses and the assignment of risk-adjusted discounted rates, based on the analysis of similar instruments from similar issuers. In addition, an illiquidity discount is applied where appropriate.

Equity/Other Investments: Equity/other investments are initially valued at transaction price and are subsequently valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) market and income (discounted cash flow) approaches, in which various internal and external factors are considered, and (ii) earnings before interest, taxes, depreciation and amortization (“EBITDA”) valuation multiples analysis. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

approach include the weighted average cost of capital and assumed inputs used to calculate terminal values, such as EBITDA exit multiples. The fair value for a particular investment will generally be within the value range conclusions derived by the two approaches. Upon completion of the valuations conducted, an illiquidity discount is applied where appropriate.

The Company relies primarily on information provided by managers of private investment funds in valuing the Company’s investments in such funds. The Joint Advisor monitors the valuation methodology used by the asset manager and/or issuer of the private investment fund. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular private investment fund, the Board considers whether it is appropriate, in light of all relevant circumstances, to value the Company’s investment at the net asset value reported by the private investment fund at the time of valuation or to adjust the value to reflect a premium or discount.

The Company utilizes several valuation techniques that use unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. The valuation techniques, as well as the key unobservable inputs that have a significant impact on the Company’s Level 3 valuations, are described in Note 5. “Fair Value of Financial Instruments.” The unobservable pricing inputs and assumptions may differ by asset and in the application of the Company’s valuation methodologies. The reported fair value estimates could vary materially if the Company had chosen to incorporate different unobservable pricing inputs and other assumptions.

Security Transactions, Realized/Unrealized Gains or Losses, and Income Recognition—Investment transactions are recorded on the trade date. The Company measures realized gains or losses from the sale of investments using the specific identification method. Realized gains or losses are measured by the difference between the net proceeds from the sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. The amortized cost basis of investments includes (i) the original cost and (ii) adjustments for the accretion/amortization of market discounts and premiums, original issue discount and loan origination fees. The Company reports changes in fair value of investments as a component of net change in unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

Interest Income—Interest income is recorded on an accrual basis and includes amortization of premiums to par value and accretion of discounts to par value. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Generally, loan origination, closing, commitment and other fees received by the Company directly or indirectly from borrowers in connection with the closing of investments are accreted over the contractual life of the debt investment as interest income based on the effective interest method. Upon prepayment of a debt investment, any prepayment penalties and unamortized loan fees and discounts are recorded as interest income.

Certain of the Company’s investments in debt securities contain a contractual payment-in-kind (“PIK”) interest provision. The PIK provisions generally feature the obligation or the option at each interest payment date of making interest payments in (i) cash, (ii) additional debt securities or (iii) a combination of cash and additional debt securities. PIK interest, computed at the contractual rate specified in the investment’s credit agreement, is accrued as interest income and recorded as interest receivable up to the interest payment date. On the interest payment dates, the Company will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. When additional PIK securities are received on the interest payment date, they

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Notes to Condensed Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

typically have the same terms, including maturity dates and interest rates as the original securities issued. PIK interest generally becomes due at maturity of the investment or upon the investment being called by the issuer.

If the portfolio company valuation indicates the value of the PIK investment is not sufficient to cover the contractual PIK interest, the Company will not accrue additional PIK interest income and will record an allowance for any accrued PIK interest receivable as a reduction of interest income in the period the Company determines it is not collectible.

Debt securities are placed on nonaccrual status when principal or interest payments are at least 90 days past due or when there is reasonable doubt that principal or interest will be collected. Generally, accrued interest is reversed against interest income when a debt security is placed on nonaccrual status. Interest payments received on debt securities on nonaccrual status may be recognized as interest income or applied to principal based on management’s judgment. Debt securities on nonaccrual status are restored to accrual status when past due principal and interest are paid and, in management’s judgment, such investments are likely to remain current on interest payment obligations. The Company may make exceptions to this treatment if the debt security has sufficient collateral value and is in the process of collection.

Fee Income—The Joint Advisor or its affiliates may provide financial advisory services to portfolio companies and in return may receive fees for capital structuring services. The Joint Advisor is obligated to remit to the Company any earned capital structuring fees based on the pro-rata portion of the Company’s investment in co-investment transactions and originated investments. These fees are generally nonrecurring and are recognized as fee income by the Company upon the investment closing date.

The Company may also receive fees for commitments, amendments and other services rendered to portfolio companies. Such fees are recognized as fee income when earned or the services are rendered.

Dividend Income—Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated earnings in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Derivative Instruments—The Company’s derivative instruments include foreign currency forward contracts, cross currency swaps and interest rate swaps and, until June 30, 2017, included the TRS. The Company recognizes all derivative instruments as assets or liabilities at fair value in its condensed consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result, the Company presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the condensed consolidated statements of operations. TRS unrealized appreciation (depreciation) was composed of accrued interest income, net of accrued TRS financing charges owed, and the overall change in fair value of the TRS assets. Realized gains and losses that occurred upon the cash settlement of the derivative instruments are included in net realized gains (losses) on derivative instruments in the condensed consolidated statements of operations. TRS realized gains and losses are composed of realized gains or losses on the TRS assets and the net interest and fees received or paid on the quarterly TRS settlement date.

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Notes to Condensed Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Deferred Financing Costs—Financing costs, including upfront fees, commitment fees and legal fees related to the Company’s credit facilities and term loan are deferred and amortized over the life of the related financing instrument using either the effective interest method or straight-line method. The amortization of deferred financing costs is included in interest expense in the condensed consolidated statements of operations.

Paid In Capital—The Company recorded the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid-in capital in excess of par value, excluding selling commissions and marketing support fees.

Foreign Currency Translation, Transactions and Gains/Losses—Foreign currency amounts are translated into U.S. dollars on the following basis: (i) at the exchange rate on the last business day of the reporting period for the fair value of investment securities, other assets and liabilities; and (ii) at the prevailing exchange rate on the respective recording dates for the purchase and sale of investment securities, income, expenses, gains and losses.

Net assets and fair values are presented based on the applicable foreign exchange rates described above and the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held; therefore, fluctuations related to foreign exchange rate conversions are included with the net realized gains (losses) and unrealized appreciation (depreciation) on investments.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Company and the U.S. dollar equivalent of the amounts actually received or paid by the Company.

Unrealized appreciation (depreciation) from foreign currency translation for foreign currency forward contracts and cross currency swaps is included in net change in unrealized appreciation (depreciation) in derivative instruments in the condensed consolidated statements of operations and is included with unrealized appreciation (depreciation) on derivative instruments in the condensed consolidated statements of assets and liabilities. Unrealized appreciation (depreciation) from foreign currency translation for other receivables or payables is presented as net change in unrealized appreciation (depreciation) in foreign currency translation in the condensed consolidated statements of operations.

Management Fees—On April 9, 2018, the Joint Advisor became the investment adviser of the Company. Beginning November 14, 2017 and until to April 8, 2018 KKR served the Company as its investment adviser. Prior to November 14, 2017, the Former Advisers served the Company as its investment adviser. The management fees described below were calculated in substantially the same manner under each investment advisor.

The Company incurs a base management fee (recorded as investment advisory fees) and performance-based incentive fees, including (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains, due to the Joint Advisor pursuant to an investment advisory agreement described in Note 6. “Related Party Transactions.” The two components of performance-based incentive fees are combined and expensed in the condensed consolidated statements of operations and accrued in the condensed consolidated statements of assets and liabilities as accrued performance-based incentive fees. Pursuant to the terms of the investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) based on the Company’s realized capitalized

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

gains on a cumulative basis from inception, net of all realized capital losses on a cumulative basis and unrealized depreciation at year end, less the aggregate amount of any previously paid capital gains incentive fees. Although the terms of the investment advisory agreement do not provide for the inclusion of unrealized gains in the calculation of the incentive fee on capital gains, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, for GAAP purposes, the Company includes unrealized gains in the calculation of the incentive fee on capital gains expense and related accrued incentive fee on capital gains. This accrual reflects the incentive fees that would be payable to the Joint Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Joint Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Earnings per Share—Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reporting period.

Distributions—Distributions to the Company’s shareholders are recorded as of the record date. Subject to the discretion of the Company’s Board and applicable legal restrictions, the Company intends to declare and pay such distributions on a quarterly basis.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its shareholders, unless a shareholder elects to receive cash. As a result, if the Company’s Board authorizes, and the Company declares a cash dividend, then the Company’s shareholders who have not “opted out” of the Company’s dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. If the Company’s shares are trading at a discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company’s obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company’s common stock in connection with the Company’s obligations under the dividend reinvestment plan even if the Company’s shares are trading below net asset value.

Federal Income Taxes—The Company has elected to be treated for federal income tax purposes, and intends to maintain its qualification annually, as a RIC under Subchapter M of the Code. Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes at least 90% of its “Investment Company Taxable Income,” as defined in the Code. The Company intends to distribute sufficient amounts to maintain its RIC status and minimize income taxes on undistributed capital gains and investment company taxable income.

The Company is generally subject to nondeductible federal excise taxes if it does not distribute to its shareholders an amount at least equal to the sum of (i) 98% of its net ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no federal income tax. The Company may pay a 4% nondeductible federal excise tax on under-distribution of capital gains and ordinary income.

The Taxable Subsidiaries hold certain of the Company’s portfolio investments. The Taxable Subsidiaries are consolidated for GAAP reporting purposes, and the portfolio investments held by such entities are included in the condensed consolidated financial statements. The Taxable Subsidiaries may generate income tax expense, or benefit, and related tax assets and liabilities. As a result, any such income tax expense, or benefit, and the related

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

tax assets and liabilities are recorded in the Company’s condensed consolidated financial statements. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. Similarly, certain foreign investments, which may be held outside of the Taxable Subsidiaries, might incur foreign income taxes and have deferred tax assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes in its condensed consolidated financial statements the effect of a tax position when it is deemed more likely than not, based on the technical merits, that the position will be sustained upon examination. Tax benefits of positions not deemed to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. The Company did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes – Overall –Recognition, nor did it have any unrecognized tax benefits for the periods presented herein. Although the Company and the Taxable Subsidiaries file foreign, federal and state tax returns, their major tax jurisdiction is federal.

Permanent book and tax basis differences are reclassified among the Company’s capital accounts, as appropriate on an annual basis. Additionally, the tax character and amount of distributions is determined in accordance with the Code which differs from GAAP.

Reclassifications—On October 31, 2017, in anticipation of the Listing, the Company filed Articles of Amendment to its Articles of Incorporation with the State Department of Assessments and Taxation of the State of Maryland to effect a 1-for-2.25 reverse stock split of the Company’s shares of common stock. As a result of the reverse stock split, every 2.25 shares of the Company’s common stock issued and outstanding were automatically combined into one share of common stock. In connection with the reverse stock split, the Company eliminated all outstanding fractional shares by rounding up the numbers of fractional shares held by each of the Company’s shareholders to the nearest whole number of shares as of November 3, 2017. The reverse stock split did not modify the rights or preferences of the Company’s common stock. All prior year share amounts have been reclassified to reflect the reverse stock split. A summary of the Company’s weighted average number of shares of common stock outstanding and earnings per share after adjusting for the reverse stock split is as follows:

	Three Months Ended June 30, 2017	Six Months Ended June 30, 2017
Weighted average number of shares of common stock outstanding (as reported)	308,394,388	308,869,051
Weighted average number of shares of common stock outstanding (pro-forma)	137,064,172	137,275,134
Net investment income per share (as reported)	$0.17	$0.34
Net investment income per share (pro-forma)	$0.39	$0.77
Diluted and basic earnings per share (as reported)	$0.12	$0.39
Diluted and basic earnings per share (pro-forma)	$0.27	$0.89

Recent Accounting Pronouncements—In May 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised

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Notes to Condensed Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company adopted this ASU and the related amendments on January 1, 2018 and the adoption did not materially impact the Company’s financial statements.

3. Investments

The Company is engaged in a strategy to invest primarily in the debt of privately owned and thinly traded U.S. companies. The primary investment concentrations include (i) senior debt securities and (ii) subordinated debt securities. The Company’s investments may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Company may separately purchase common or preferred equity interests in transactions, including non-controlling equity investments. Additionally, the Company may invest in convertible securities, derivatives and private investment funds. The Company may also co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment. The fair value of the Company’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, the general supply of, and demand for, debt capital among private and public companies, general domestic and global economic conditions, the condition of certain financial markets, developments or trends in any particular industry and changes in the financial condition and credit quality of each security’s issuer.

As of June 30, 2018 and December 31, 2017, the Company’s investment portfolio consisted of the following (in thousands):

	As of June 30, 2018
	Amortized Cost	Fair Value	Percentage of Investment Portfolio	Percentage of Net Assets
Asset Category
Senior Debt
First Lien Senior Secured Loans	$1,617,988	$1,568,053	38.5%	64.2%
Second Lien Senior Secured Loans	1,062,531	1,040,408	25.5	42.6
Other Senior Secured Debt	243,503	221,849	5.4	9.1

Total Senior Debt	2,924,022	2,830,310	69.4	115.9
Subordinated Debt	306,969	278,896	6.8	11.4
Asset Based Finance	390,250	413,133	10.1	16.9
Strategic Credit Opportunities Partners, LLC	294,028	306,736	7.5	12.6
Equity/Other	333,493	253,239	6.2	10.4

Total Investments	$4,248,762	$4,082,314	100.0%	167.2%

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Notes to Condensed Consolidated Financial Statements (continued)

3. Investments (continued)

	As of December 31, 2017
	Amortized Cost	Fair Value	Percentage of Investment Portfolio	Percentage of Net Assets
Asset Category
Senior Debt
First Lien Senior Secured Loans	$1,712,750	$1,672,178	42.1%	67.3%
Second Lien Senior Secured Loans	978,764	943,753	23.8	38.0
Other Senior Secured Debt	148,754	141,302	3.6	5.7

Total Senior Debt	2,840,268	2,757,233	69.5	111.0
Subordinated Debt	393,053	381,677	9.6	15.4
Asset Based Finance	372,035	346,507	8.7	13.9
Strategic Credit Opportunities Partners, LLC	294,028	300,652	7.6	12.1
Equity/Other	258,119	182,340	4.6	7.3

Subtotal	4,157,503	3,968,409	100.0%	159.7

Short Term Investments	688	688		—

Total Investments	$4,158,191	$3,969,097		159.7%

As of June 30, 2018, debt investments on non-accrual status represented 2.9% and 1.5% of total investments on an amortized cost basis and fair value basis, respectively. As of December 31, 2017, debt investments on non-accrual status represented 2.9% and 1.2% of total investments on an amortized cost basis and fair value basis, respectively.

The industry composition, geographic dispersion, and local currencies of the Company’s investment portfolio as a percentage of total fair value of the Company’s investments, excluding short term investments and derivative instruments, as of June 30, 2018 and December 31, 2017 were as follows:

	June 30, 2018	December 31, 2017
Industry Compositions
Capital Goods	14.7%	19.3%
Software & Services	14.5	11.4
Diversified Financials	11.9	10.0
SCJV	7.5	7.6
Retailing	6.9	6.7
Consumer Durables & Apparel	6.0	6.3
Real Estate	4.4	5.0
Health Care Equipment & Services	4.2	3.6
Materials	4.1	5.5
Transportation	3.9	3.2
Automobiles & Components	3.5	5.8
Consumer Services	2.6	2.0
Food & Staples Retailing	2.6	1.3
Household & Personal Products	2.5	2.6
Insurance	2.2	0.7
Commercial & Professional Services	1.8	2.9

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

3. Investments (continued)

	June 30, 2018	December 31, 2017
Technology Hardware & Equipment	1.8	1.4
Energy	1.6	2.1
Food, Beverage & Tobacco	1.1	0.5
Semiconductors & Semiconductor Equipment	1.1	0.5
Pharmaceuticals, Biotechnology & Life Sciences	0.5	—
Banks	0.4	0.4
Media	0.2	1.2

Total	100.0%	100.0%

Geographic Dispersion(1)
United States	86.4%	84.4%
Germany	3.0	—
Luxembourg	3.0	2.9
Sweden	2.5	2.7
Ireland	2.2	2.0
United Kingdom	1.3	0.7
Virgin Islands, British	0.7	0.5
Cayman Islands	0.4	0.5
Singapore	0.4	3.5
Australia	0.1	0.1
Canada	—	2.5
Jersey	—	0.2

Total	100.0%	100.0%

Local Currency
U.S. Dollar	92.2%	91.3%
Euro	7.4	7.8
British Pound Sterling	0.2	0.2
Swedish Krona	0.1	—
Australian Dollar	0.1	—
Canadian Dollar	—	0.7%

Total	100.0%	100.0%

(1)	The geographic dispersion is determined by the portfolio company’s country of domicile or the jurisdiction of the security’s issuer.

Strategic Credit Opportunities Partners, LLC

In May 2016, SCJV, a joint venture between the Company and Conway, an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company, was formed pursuant to the terms of a limited liability company agreement between the Company and Conway. Pursuant to the terms of the agreement, the Company and Conway each have 50% voting control of SCJV and are required to agree on all investment decisions as well as all other significant actions for SCJV. SCJV was formed to invest its capital in a range of investments, including senior secured loans (both first lien and second lien) to middle market companies, broadly

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

3. Investments (continued)

syndicated loans, equity, warrants and other investments. The Company and Conway have agreed to provide capital to SCJV of up to $500 million in the aggregate. The Company and Conway will provide 87.5% and 12.5%, respectively, of the committed capital. As administrative agent of SCJV, the Company performs certain day-to-day management responsibilities on behalf of SCJV. As of June 30, 2018, the Company and Conway have funded approximately $336.03 million to SCJV, of which $294.03 was from the Company.

Jersey City Funding LLC (“Jersey City Funding”), a wholly-owned subsidiary of SCJV, has a revolving credit facility with Goldman Sachs Bank (as amended, the “GS Credit Facility”), which provides for up to $350 million and $250 million of borrowings as of June 30, 2018 and December 31, 2017, respectively. The GS Credit Facility contains an “accordion” feature that allows Jersey City Funding, under certain circumstances, to increase the size of the facility to a maximum of $400 million. The GS Credit Facility provides loans in U.S. dollars, Australian dollars, Euros and Pound Sterling. U.S. dollar loans will bear interest at the rate of LIBOR plus 2.25%. Foreign currency loans will bear interest at the floating rate plus the spread applicable to the specified currency. Jersey City Funding also pays a commitment fee of up to 0.50% on undrawn commitments. The GS Credit Facility matures on September 29, 2021. As of June 30, 2018 and December 31, 2017, total outstanding borrowings under the GS Credit Facility were $221.83 million and $166.02 million, respectively. Borrowings under the GS Credit Facility are secured by substantially all of the assets of Jersey City Funding.

Prior to February 15, 2018, Charlotte Funding LLC (“Charlotte Funding”), a wholly-owned subsidiary of SCJV, had a $165 million credit facility with Bank of America Merrill Lynch (the “ BAML Credit Facility “). As of December 31, 2017, there were $102.20 million of borrowings outstanding under the BAML Credit Facility. On February 15, 2018, Charlotte Funding fully paid down and terminated the BAML Credit Facility.

During the three and six months ended June 30, 2018 the Company sold investments with a fair value $206.85 million and $303.92 million, respectively, to SCJV and recognized a net realized gain of $3.06 million and $2.25 million, respectively, in connection with the transactions. As of June 30, 2018, $120.75 million of these sales to SCJV are included in receivable for investments sold in the condensed consolidated statements of assets and liabilities.

As of June 30, 2018 and December 31, 2017, SCJV had total investments with a fair value of $636.81 million and $514.04 million, respectively. As of June 30, 2018 SCJV had one holding on non-accrual status representing 8.0% and 7.8% of total investments on an amortized cost basis and fair value basis, respectively. As of December 31, 2017, SCJV had no investments on non-accrual status.

Below is a summary of SCJV’s portfolio, followed by a listing of the individual loans in SCJV’s portfolio as of June 30, 2018 and December 31, 2017 ($ in thousands):

	As of
	June 30, 2018	December 31, 2017
Total debt investments(1)	$598,429	$522,210
Weighted average current interest rate on debt investments(2)	8.27%	7.04%
Number of portfolio companies in SCJV	41	35
Largest investment in a single portfolio company(1)	$71,379	$57,854
Unfunded Commitments	$16,924	$15,666

(1)	At par amount.

(2)	Computed as the (a) annual stated interest rate on accruing debt, divided by (b) total debt at par amount.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

3. Investments (continued)

Strategic Credit Opportunities Partners, LLC Portfolio

As of June 30, 2018 (in thousands)

Company(a)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount(b)	Cost	Fair Value
First Lien Senior Secured Loans—130.2%
Acosta Holdco, Inc.	(g)(1)	Commercial & Professional Services	L + 325	1.00%	9/26/2021	$3,982	$3,802	$3,019
American Freight, Inc.	(c)(1)	Retailing	L + 625	1.00%	10/31/2020	29,330	29,181	29,166
Bay Club, Co.	(g)(2)	Consumer Services	L + 650	1.00%	8/31/2022	8,842	8,903	8,942
Belk, Inc.	(2)	Retailing	L + 475	1.00%	12/12/2022	4,129	3,728	3,206
Brand Energy	(2)	Capital Goods	L + 425	1.00%	6/21/2024	17,871	17,904	17,926
Bugaboo International BV (NLD)	(d)(e)(f) (EUR)	Consumer Durables & Apparel	7.70% PIK (7.70% Max PIK)		3/20/2025	€25,120	29,441	28,551
Casual Dining Group, Ltd. (GBR)	(c)(d) (e)(h) (2) (GBP)	Consumer Services	L + 825, 0.5% PIK (0.5% Max PIK)		12/7/2020	£41,525	50,995	49,793
CommerceHub, Inc.	(2)	Software & Services	L + 375		5/2/2025	$2,167	2,170	2,178
Commercial Barge Line, Co.	(g)(1)	Transportation	L + 875	1.00%	11/12/2020	4,403	4,256	3,083
David’s Bridal, Inc.	(1)	Retailing	L + 400	1.25%	10/11/2019	2,673	2,579	2,373
Dentix (SPN)	(c)(d) (3) (EUR)	Health Care Equipment & Services	E + 825		12/1/2022	€21,000	24,844	23,887
Eacom Timber Corp. (CAN)	(c)(d)(1)	Materials	L + 650	1.00%	11/30/2023	$71,379	71,443	71,159
EagleView Technology Corp.	(2)	Capital Goods	L + 350		7/15/2022	6,808	6,852	6,838
FleetPride Corporation	(1)	Capital Goods	L + 450	1.25%	11/18/2022	2,676	2,693	2,698
Harbor Freight Tools USA, Inc.	(1)	Retailing	L + 250	0.75%	8/18/2023	2,623	2,632	2,614
Huws Gray, Ltd (GBR)	(c)(d) (2) (GBP)	Materials	L + 550	0.50%	2/22/2025	£20,236	26,261	25,574
ID Verde (FRA)	(c)(d) (3) (EUR)	Commercial & Professional Services	E + 650		3/29/2025	€15,864	18,411	18,359
	(c)(d) (3) (GBP)	Commercial & Professional Services	E + 650		3/29/2025	£5,804	7,624	7,590
Koosharem, LLC	(g)(2)	Commercial & Professional Services	L + 500	1.00%	4/10/2025	$16,253	16,134	16,429
Marshall Retail Group, LLC	(c)(2)	Retailing	L + 600	1.00%	8/25/2020	16,124	15,372	15,792
MedAssets, Inc.	(1)	Health Care Equipment & Services	L + 450	1.00%	10/20/2022	6,966	7,015	6,933
Netsmart Technologies, Inc.	(2)	Health Care Equipment & Services	L + 450	1.00%	4/19/2023	1,946	1,956	1,961
P2 Energy Solutions, Inc.	(2)	Software & Services	L + 400	1.00%	10/30/2020	2,963	2,950	2,944
Plaskolite, LLC	(5)	Materials	P + 250		11/3/2022	4,018	4,018	4,013
Raley’s	(g)(1)	Food & Staples Retailing	L + 525	1.00%	5/18/2022	4,126	4,109	4,152
Savers, Inc.	(g)(2)	Retailing	L + 375	1.25%	7/9/2019	9,792	9,237	9,609
SMART Global Holdings, Inc.	(c)(g)(2)	Semiconductors & Semiconductor Equipment	L + 625	1.00%	8/9/2022	19,261	19,475	19,438
	(c)(g)(2)	Semiconductors & Semiconductor Equipment	L + 625	1.00%	8/9/2022	120	64	65
Standard Aero, Ltd.	(1)	Capital Goods	L + 375	1.00%	7/7/2022	980	985	983

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

3. Investments (continued)

Company(a)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount(b)	Cost	Fair Value
Staples Canada (CAN)	(c)(d) (4) (CAD)	Retailing	CDOR + 700	1.00%	9/12/2023	C$35,400	$27,001	$27,093
TIBCO Software, Inc.	(1)	Software & Services	L + 350	1.00%	12/4/2020	$18,991	18,602	19,023
Transplace	(1)	Transportation	L + 375	1.00%	10/9/2024	3,344	3,357	3,347
Utility One Source LP	(g)(1)	Capital Goods	L + 550	1.00%	4/18/2023	7,725	7,663	7,928
Vee Pak, LLC	(c)(g)(2)	Household & Personal Products	L + 675	1.00%	3/9/2023	10,639	10,578	9,874

Total First Lien Senior Secured Loans							$462,235	$456,540

Second Lien Senior Secured Loans—11.0%
Grocery Outlet, Inc.	(g)(2)	Food & Staples Retailing	L + 825	1.00%	10/21/2022	$30,000	$30,281	$30,300
Sungard Public Sector LLC	(c)(g)(1)	Software & Services	L + 850	1.00%	1/31/2025	8,236	8,253	8,157

Total Second Lien Senior Secured Loans							$38,534	$38,457

Other Senior Secured Debt—2.5%
Artesyn Technologies, Inc.	(f)(g)	Technology Hardware & Equipment	9.75%		10/15/2020	$8,900	$8,010	$8,566

Total Other Senior Secured Debt							$8,010	$8,566

Total Senior Debt							$508,779	$503,563

Subordinated Debt—26.2%
Cemex Materials, LLC	(g)	Materials	7.70%		7/21/2025	$58,454	$66,638	$66,638
GCI, Inc.		Telecommunication Services	6.88%		4/15/2025	7,211	7,449	7,502
Hillman Group, Inc.	(f)	Consumer Durables & Apparel	6.38%		7/15/2022	2,238	2,099	2,154
JC Penney Corp., Inc.		Retailing	8.13%		10/1/2019	53	55	55
Kenan Advantage Group, Inc.	(f)(g)	Transportation	7.88%		7/31/2023	7,692	7,540	7,884
Solera Holdings, Inc.	(f)	Software & Services	10.50%		3/1/2024	6,818	7,367	7,606

Total Subordinated Debt							$91,148	$91,839

Asset Based Finance—11.8%
GA Capital Specialty Lending Fund, Limited Partnership Interest	(c)	Diversified Financials				N/A	$33,650	$41,409

							$33,650	$41,409

TOTAL INVESTMENTS—181.7%							$633,577	$636,811

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Investments classified as Level 3.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

3. Investments (continued)

(d)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(e)

The underlying credit agreement or indenture contains a PIK provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

(f)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act, pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act.

(g)	This investment is held by both the Company and SCJV as of June 30, 2018.

(h)	Investment was on non-accrual status as of June 30, 2018.

(1)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at June 30, 2018 was 2.09%. The current base rate for each investment may be different from the reference rate on June 30, 2018.

(2)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at June 30, 2018 was 2.34%. The current base rate for each investment may be different from the reference rate on June 30, 2018.

(3)

The interest rate on these investments is subject to a base rate of 3-Month EURIBOR, which at June 30, 2018 was (0.32)%. The current base rate for each investment may be different from the reference rate on June 30, 2018.

(4)

The interest rate for these investments is subject to a 3 month CDOR, which at June 30, 2018 was 1.77%. The current base rate for each investment may be different from the reference rate on June 30, 2018.

(5)

The interest rate for these investments is subject to the base rate of PRIME, which at June 30, 2018 was 5.00%. The current base rate for each investment may be different from the reference rate on June 30, 2018.

Abbreviations:

GBP—British Pound Sterling; local currency investment amount is denominated in Pound Sterling. £1/US$ 1.320 as of June 30, 2018.

CAD—Canadian Dollar; local currency investments amount is denominated in Canadian Dollar. C$1/US$ 0.761 as of June 30, 2018.

EUR—Euro; local currency investment amount is denominated in Euros. €1/US$ 1.168 as of June 30, 2018.

CAN—Canada

FRA—France

GBR—United Kingdom

NLD—Netherlands

SPN—Spain

CDOR—Canadian Banker Acceptance Rate

E—EURIBOR—Euro Interbank Offered Rate

L—LIBOR—London Interbank Offered Rate, typically 1 or 3-Month

P—PRIME—U.S. Prime Rate

PIK—Payment-in-kind; the issuance of additional securities by the borrower to settle interest obligations.

E—EURIBOR—Euro Interbank Offered Rate

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

3. Investments (continued)

Strategic Credit Opportunities Partners, LLC Portfolio

As of December 31, 2017 (in thousands)

Company(a)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount(b)	Cost	Fair Value
First Lien Senior Secured Loan—105.8%
A10 Capital, LLC	(c)(1)	Real Estate	L + 700	1.00%	1/21/2022	$32,688	$33,310	$33,015
Acosta Holdco, Inc.	(f)(1)	Commercial & Professional Services	L + 325	1.00%	9/26/2021	4,002	3,797	3,536
American Freight, Inc.	(c)(1)	Retailing	L + 625	1.00%	10/31/2020	31,709	31,709	31,709
Bay Club, Co.	(f)(1)	Consumer Services	L + 650	1.00%	8/31/2022	8,887	8,953	9,021
Belk, Inc.	(2)	Retailing	L + 475	1.00%	12/12/2022	4,153	3,742	3,422
Brand Energy	(2)	Capital Goods	L + 425	1.00%	6/21/2024	7,961	7,942	8,003
Casual Dining Group, Ltd. (GBR)	(c)(d)(2) (GBP)	Consumer Services	L + 825, 0.5% PIK (0.5% Max PIK)		12/7/2020	40,595	50,466	50,312
Commercial Barge Line, Co.	(f)(1)	Transportation	L + 875	1.00%	11/12/2020	7,032	6,757	4,108
David’s Bridal, Inc.	(2)	Retailing	L + 400	1.25%	10/11/2019	3,167	3,023	2,780
Dentix (SPN)	(c)(d)(3) (EUR)	Health Care Equipment & Services	E + 825		12/1/2022	€21,000	24,857	25,362
Harbor Freight Tools USA, Inc.	(1)	Retailing	L + 325	0.75%	8/18/2023	$2,636	2,646	2,657
KeyPoint Government Solutions, Inc.	(c)(f)(2)	Capital Goods	L + 600	1.00%	4/18/2024	20,657	20,605	20,724
Koosharem, LLC	(f)(2)	Commercial & Professional Services	L + 650	1.00%	5/15/2020	20,997	19,240	20,507
Marshall Retail Group, LLC	(c)(2)	Retailing	L + 600	1.00%	8/25/2020	16,262	15,340	15,605
MedAssets, Inc.	(1)	Health Care Equipment & Services	L + 450	1.00%	10/20/2022	7,002	7,055	7,028
Netsmart Technologies, Inc.	(2)	Health Care Equipment & Services	L + 450	1.00%	4/19/2023	1,956	1,967	1,981
NMI Holdings, Inc.	(c)(1)	Insurance	L + 675	1.00%	11/10/2019	37,052	37,398	37,052
Raley’s	(f)(1)	Food & Staples Retailing	L + 525	1.00%	5/18/2022	4,198	4,178	4,246
RedPrairie Corp.	(f)(1)	Software & Services	L + 300	1.00%	10/12/2023	11,175	11,128	11,243
Savers, Inc.	(f)(2)	Retailing	L + 375	1.25%	7/9/2019	9,844	9,110	9,283
Standard Aero, Ltd	(1)	Capital Goods	L + 375	1.00%	7/7/2022	985	990	994
TIBCO Software, Inc.	(1)	Software & Services	L + 350	1.00%	12/4/2020	19,087	18,626	19,167
Utility One Source LP	(f)(1)	Capital Goods	L + 550	1.00%	4/18/2023	7,764	7,695	7,949
Vee Pak, LLC	(c)(f)(2)	Household & Personal Products	L + 675	1.00%	3/9/2023	10,720	10,652	10,298

Total First Lien Senior Secured Loan							$341,186	$340,002

Second Lien Senior Secured Loan—26.0%
Grocery Outlet, Inc.	(2)	Food & Staples Retailing	L + 825	1.00%	10/21/2022	$30,000	$30,281	$30,122
Sungard Public Sector LLC	(c)(f)(2)	Software & Services	L + 850	1.00%	1/31/2025	8,236	8,254	8,226
Vencore, Inc.	(f)(2)	Capital Goods	L + 875	1.00%	5/23/2020	30,000	30,263	30,337

Total Second Lien Senior Secured Loan							$68,798	$68,685

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

3. Investments (continued)

Company(a)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount(b)	Cost	Fair Value
Other Senior Secured Debt—6.5%
Artesyn Technologies, Inc.	(e)(f)	Technology Hardware & Equipment	9.75%		10/15/2020	$8,900	$7,854	$8,744
GCP Applied Technologies, Inc.	(e)	Materials	9.50%		2/1/2023	4,796	5,367	5,324
Guitar Center, Inc.	(e)(f)	Retailing	6.50%		4/15/2019	8,523	7,996	7,884

Total Other Senior Secured Debt							$21,217	$21,952

Total Senior Debt							$431,201	$430,639

Subordinated Debt—14.1%
GCI, Inc.		Telecommunication Services	6.88%		4/15/2025	$7,211	$7,463	$7,680
Hillman Group, Inc.	(e)	Consumer Durables & Apparel	6.38%		7/15/2022	2,238	2,084	2,232
Kenan Advantage Group, Inc.	(e)(f)	Transportation	7.88%		7/31/2023	7,692	7,529	7,961
Solera Holdings, Inc.	(e)	Software & Services	10.50%		3/1/2024	$6,818	$7,404	$7,670

Total Subordinated Debt							$24,480	$25,543

Asset Based Finance—17.2%
GA Capital Specialty Lending Fund, Limited Partnership Interest		Diversified Financials				N/A	$57,854	$57,854

Total Asset Based Finance							$57,854	$57,854

TOTAL INVESTMENTS — 169.6%							$513,535	$514,036

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Investments classified as Level 3.

(d)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(e)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act, pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act.

(f)	This investment is held by both the Company and SCJV as of December 31, 2017.

(1)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at December 31, 2017 was 1.56%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(2)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at December 31, 2017 was 1.69%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(3)

The interest rate on these investments is subject to a base rate of 3-Month EURIBOR, which at December 31, 2017 was (0.33)%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

Abbreviations:

GBP—British Pound Sterling; local currency investment amount is denominated in Pound Sterling. £1/US$ 1.350 as of December 31, 2017.

EUR—Euro; local currency investment amount is denominated in Euros. €1/US$ 1.200 as of December 31, 2017.

GBR—United Kingdom

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

3. Investments (continued)

SPN—Spain

L—LIBOR—London Interbank Offered Rate, typically 1 or 3-Month

P—PRIME—U.S. Prime Rate

PIK—Payment-in-kind; the issuance of additional securities by the borrower to settle interest obligations.

E—EURIBOR—Euro Interbank Offered Rate

Below is selected balance sheet information for SCJV as of June 30, 2018 and December 31, 2017 (in thousands):

	As of
	June 30, 2018	December 31, 2017
Selected Balance Sheet Information
Total investments, at fair value	$636,811	$514,036
Cash and other assets	56,357	101,529

Total assets	693,168	615,565

Debt	221,829	268,221
Other liabilities	120,782	3,741

Total liabilities	342,611	271,962

Member’s equity	$350,557	$343,602

Below is selected statement of operations information for SCJV for the three and six months ended June 30, 2018 and 2017 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Selected Statement of Operation Information
Total investment income	$13,180	$4,480	$26,186	$9,241
Expenses
Interest expense	3,087	1,181	5,865	2,342
Custodian and accounting fees	46	52	90	105
Administrative services	51	15	129	29
Professional services	54	8	135	25
Other	19	4	48	6

Total expenses	3,257	1,260	6,267	2,507

Net investment income	9,923	3,220	19,919	6,734
Net realized and unrealized losses	4,226	101	4,787	(1,139)

Net increase in net assets resulting from operations	$14,149	$3,321	$24,706	$5,595

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

4. Derivative Instruments

The following is a summary of the fair value and location of the Company’s derivative instruments in the condensed consolidated statements of assets and liabilities held as of June 30, 2018 and December 31, 2017 (in thousands):

		Fair Value
Derivative Instrument	Statement Location	June 30, 2018	December 31, 2017
Cross currency swaps	Unrealized depreciation on swap contracts	$(20,773)	$(29,604)
Foreign currency forward contracts	Unrealized appreciation on foreign currency forward contracts	2,641	1,194
Foreign currency forward contracts	Unrealized depreciation on foreign currency forward contracts	(2,340)	(3,401)
Interest rate swaps	Unrealized appreciation on swap contracts	4,674	3,763
Interest rate swaps	Unrealized depreciation on swap contracts	(1,833)	—

Total		$(17,631)	$(28,048)

Net realized and unrealized gains and losses on derivative instruments recorded by the Company for the three and six ended June 30, 2018 and 2017 are in the following locations in the condensed consolidated statements of operations (in thousands):

		Net Realized Gains (Losses)
		Three Months Ended June 30,		Six Months Ended June 30,
Derivative Instrument	Statement Location	2018	2017	2018	2017
Cross currency swaps	Net realized gains (losses) on swap contracts	$(873)	$11,763	$339	$12,046
Foreign currency forward contracts	Net realized gains (losses) on foreign currency forward contracts	6,653	(633)	4,477	(78)
Interest rate swaps	Net realized gains (losses) on swap contracts	1,660	(262)	2,072	(749)
TRS	Net realized gains on swap contracts	—	494	—	3,014

Total		$7,440	$11,362	$6,888	$14,233

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

		Net Unrealized Gains (Losses)
		Three Months Ended June 30,		Six Months Ended June 30,
Derivative Instrument	Statement Location	2018	2017	2018	2017
Cross currency swaps	Net change in unrealized appreciation (depreciation) on swap contracts	$17,034	$(30,771)	$8,831	$(34,807)
Foreign currency forward contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	2,265	(9,345)	2,508	(11,981)
Interest rate swaps	Net change in unrealized depreciation on swap contracts	(1,179)	(2,738)	(922)	(1,686)
TRS	Net change in unrealized depreciation on swap contracts	—	(4,753)	—	(3,397)

Total		$18,120	$(47,607)	$10,417	$(51,871)

Offsetting of Derivative Instruments

The Company has derivative instruments that are subject to master netting agreements. These agreements include provisions to offset positions with the same counterparty in the event of default by one of the parties. The Company’s unrealized appreciation and depreciation on derivative instruments are reported as gross assets and liabilities, respectively, in the condensed consolidated statements of assets and liabilities. The following tables present the Company’s assets and liabilities related to derivatives by counterparty, net of amounts available for offset under a master netting arrangement and net of any collateral received or pledged by the Company for such assets and liabilities as of June 30, 2018 and December 31, 2017 (in thousands):

	As of June 30, 2018
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
State Street Bank and Trust Company	$2,179	$(371)	$—	$—	$1,808

Total	$2,179	$(371)	$—	$—	$1,808

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
BMO Capital Markets	$1,833	$—	$—	$(1,040)	$793
J.P. Morgan Chase Bank	22,742	(5,136)	—	—	17,606

Total	$24,575	$(5,136)	$—	$(1,040)	$18,399

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

	As of December 31, 2017
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received (1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
State Street Bank and Trust Company	$899	$—	$—	$—	$899

Total	$899	$—	$—	$—	$899

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
J.P. Morgan Chase Bank	$33,005	$(4,058)	$—	$—	$28,947

Total	$33,005	$(4,058)	$—	$—	$28,947

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Company in the event of default.

(3)	Net amount of derivative liabilities represents the net amount due from the Company to the counterparty in the event of default.

Foreign Currency Forward Contracts and Cross Currency Swaps:

The Company may enter into foreign currency forward contracts and cross currency swaps from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies and to economically hedge the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract forward exchange rate and the forward market exchange rate on the last day of the period presented as unrealized appreciation or depreciation. Realized gains or losses are recognized when forward contracts are settled. Risks arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit counterparty risk by only dealing with well-known counterparties.

Cross currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. These swaps are marked-to-market by recognizing the difference between the present value of cash flows of each leg of the swaps as unrealized appreciation or depreciation. Realized gain or loss is recognized when periodic payments are received or paid and the swaps are terminated. The entire notional value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. The Company attempts to limit counterparty risk by only dealing with well-known counterparties.

The foreign currency forward contracts and cross currency swaps open at the end of the period are generally indicative of the volume of activity during the period.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

As of June 30, 2018 and December 31, 2017, the Company’s open foreign currency forward contracts were as follows ($ in thousands):

As of June 30, 2018
Foreign Currency	Settlement Date	Counterparty	Amount and Transaction		US$ Value at Settlement Date	US$ Value at June 30, 2018	Unrealized Appreciation (Depreciation)
AUD	July 11, 2018	JP Morgan Chase Bank	A$	2,572 Sold	$1,973	$1,903	$70
CAD	September 11, 2018	State Street Bank and Trust Company	C$	22,837 Bought	(17,526)	(17,392)	(134)
CAD	September 11, 2018	State Street Bank and Trust Company	C$	35,650 Sold	29,328	27,149	2,179
EUR	July 6, 2018	State Street Bank and Trust Company	€	10,250 Sold	11,891	11,972	(81)
EUR	July 6, 2018	State Street Bank and Trust Company	€	10,500 Sold	12,181	12,264	(83)
EUR	July 8, 2019	JP Morgan Chase Bank	€	5,641 Sold	6,357	6,792	(435)
EUR	July 8, 2019	JP Morgan Chase Bank	€	22,300 Sold	26,298	26,852	(554)
EUR	August 31, 2018	JP Morgan Chase Bank	€	84,000 Sold	97,705	98,521	(816)
GBP	January 11, 2023	JP Morgan Chase Bank	£	1,721 Sold	2,634	2,439	195
GBP	January 11, 2023	JP Morgan Chase Bank	£	1,936 Sold	2,942	2,745	197
GBP	July 6, 2018	State Street Bank and Trust Company	£	2,400 Sold	3,167	3,168	(1)
GBP	July 13, 2018	JP Morgan Chase Bank	£	29,125 Sold	38,291	38,455	(164)
GBP	July 16, 2018	State Street Bank and Trust Company	£	14,000 Sold	18,415	18,487	(72)

Total					$233,656	$233,355	$301

As of December 31, 2017
Foreign Currency	Settlement Date	Counterparty	Amount and Transaction		US$ Value at Settlement Date	US$ Value at December 31, 2017	Unrealized Appreciation (Depreciation)
AUD	January 11, 2018	JP Morgan Chase Bank	A$	4,736 Sold	$3,624	$3,695	$(71)
AUD	January 11, 2018	JP Morgan Chase Bank	A$	2,000 Bought	(1,512)	(1,560)	48
CAD	September 11, 2018	State Street Bank and Trust Company	C$	35,650 Sold	29,328	28,429	899
EUR	January 11, 2018	JP Morgan Chase Bank	€	76,299 Sold	90,523	91,590	(1,067)
EUR	July 8, 2019	JP Morgan Chase Bank	€	5,641 Sold	6,357	7,033	(676)
EUR	July 8, 2019	JP Morgan Chase Bank	€	22,300 Sold	26,298	27,806	(1,508)
GBP	January 11, 2018	JP Morgan Chase Bank	£	9,836 Bought	(13,036)	(13,283)	247
GBP	April 9, 2018	JP Morgan Chase Bank	£	8,433 Sold	11,345	11,424	(79)

Total					$152,927	$155,134	$(2,207)

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

As of June 30, 2018 and December 31, 2017, the Company’s open cross currency swaps were as follows ($ in thousands).

As of June 30, 2018
Counterparty	Company Receives Fixed Rate	Company Pays Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	2.200% on USD notional amount of $188,109	0.000% on EUR notional amount of €177,545	12/31/2019	$(20,773)

				$(20,773)

As of December 31, 2017
Counterparty	Company Receives Fixed Rate	Company Pays Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	2.200% on USD notional amount of $188,109	0.000% on EUR notional amount of €177,545	12/31/2019	$(26,362)
JP Morgan Chase Bank	1.960% on USD notional amount of $36,092	0.500% on GBP notional amount of £29,125	6/30/2018	(3,242)

				$(29,604)

As of June 30, 2018 and December 31, 2017, the combined contractual notional balance of the Company’s foreign currency forward contracts and cross currency swaps totaled $421.77 million and $377.13 million, respectively, all of which related to economic hedging of the Company’s foreign currency denominated debt investments. The tables below display the Company’s foreign currency denominated debt investments and foreign currency forward contracts, summarized by foreign currency type as of June 30, 2018 and December 31, 2017 (in thousands).

	Debt Investments Denominated in Foreign Currencies As of June 30, 2018				Hedges As of June 30, 2018
(in thousands)	Par Value in Local Currency		Par Value in US$	Fair Value	Net Foreign Currency Hedge Amount in Local Currency		Net Foreign Currency Hedge Amount in U.S. Dollars
Euros		€308,435	$360,190	$257,542		€310,236	$342,541
Canadian Dollars	C$	—	—	—	C$	12,813	11,802
British Pound Sterling		£—	—	—		£49,182	65,449
Australian Dollars	A$	—	—	—	A$	2,572	1,973

Total			$360,190	$257,542			$421,765

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

	Debt Investments Denominated in Foreign Currencies As of December 31, 2017				Hedges As of December 31, 2017
(in thousands)	Par Value in Local Currency		Par Value in US$	Fair Value	Net Foreign Currency Hedge Amount in Local Currency		Net Foreign Currency Hedge Amount in U.S. Dollars
Euros		€363,882	$436,604	$309,257		€281,785	$311,287
Canadian Dollars	C$	35,641	28,354	27,640	C$	35,650	29,328
British Pound Sterling		£—	—	—		£27,722	34,401
Australian Dollars	A$	—	—	—	A$	2,736	2,112

Total			$464,958	$336,897			$377,128

Interest Rate Swaps:

Interest rate swap contracts are privately negotiated agreements between the Company and a counterparty. Pursuant to interest rate swap agreements, the Company makes fixed-rate payments to a counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Company is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates. The Company attempts to limit counterparty risk by dealing only with well-known counterparties.

The interest rate swaps open at the end of the period are generally indicative of the volume of activity during the period.

As of June 30, 2018 and December 31, 2017, the Company’s open interest rate swaps were as follows ($ in thousands).

As of June 30, 2018
Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	$100,000	3-Month LIBOR	1.36%	12/31/2020	$—	$3,450	$3,450
JP Morgan Chase Bank	$100,000	3-Month LIBOR	0.84%	3/31/2019	—	1,224	1,224
BMO Capital Markets	$200,000	3-Month LIBOR	2.77%	3/8/2023	—	(1,833)	(1,833)

					$—	$2,841	$2,841

As of December 31, 2017
Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	$100,000	3-Month LIBOR	1.36%	12/31/2020	$—	$2,282	$2,282
JP Morgan Chase Bank	$100,000	3-Month LIBOR	0.84%	3/31/2019	—	1,481	1,481

					$—	$3,763	$3,763

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Equity Options and Warrants:

The Company holds equity options and warrants in certain portfolio companies in an effort to achieve additional investment returns. In holding equity options and warrants, the Company bears the risk of an unfavorable change in the value of the underlying equity interests. Equity options and warrants are recorded as investments at fair value in the condensed consolidated statements of assets and liabilities. The aggregate fair value of equity options and warrants included in investments at fair value in the Company’s condensed consolidated statements of assets and liabilities represented 0.25% and 0.05% of the Company’s net assets as of each of June 30, 2018 and December 31, 2017, respectively.

Below is a summary of the Company’s investments in equity options and warrants as of June 30, 2018 and December 31, 2017 (in thousands, except share amounts):

			As of June 30, 2018
Company	Expiration Date	No. Shares	Cost	Fair Value
Hilding Anders, Equity Options	12/31/2020	236,160,807	14,988	5,001
Home Partners of America, Inc., Warrants	8/7/2024	2,675	292	1,219
Petroplex Acidizing, Inc., Warrants	12/29/2026	8	—	—

Total			$15,280	$6,220

			As of December 31, 2017
Company	Expiration Date	No. Shares	Cost	Fair Value
Amtek Global Technology Pte. Ltd., Warrants	12/31/2018	9,991	$4,785	$—
Hilding Anders, Equity Options	12/31/2020	236,160,807	14,988	409
Home Partners of America, Inc., Warrants	8/7/2024	2,675	292	805
Petroplex Acidizing, Inc., Warrants	12/29/2026	8	—	—

Total			$20,065	$1,214

The Company may enter into other derivative instruments and incur other exposures with other counterparties in the future. The derivative instruments held as of June 30, 2018 and December 31, 2017 generally reflect the volume of derivative activity throughout the periods presented.

Total Return Swaps:

On June 30, 2017, Halifax Funding terminated the TRS with the Bank of Nova Scotia (“BNS” or the “Counterparty”) in conjunction with the Company’s ongoing transition towards directly originated private credit investments, as TRS arrangements were primarily limited to the financing of traded investments. The TRS arrangement with BNS consisted of a set of TRS agreements, pursuant to which Halifax Funding selected a portfolio of single-name corporate loans and/or bonds (each, a “TRS asset” and together, the “TRS assets”) with a maximum aggregate notional amount of $500 million. Under the terms of the TRS agreements, each TRS asset included in the TRS portfolio constituted a separate total return swap transaction, although all calculations, payments and transfers required to be made under the TRS agreements were calculated and treated on an aggregate basis, based upon all such transactions.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Halifax Funding received quarterly from BNS (i) all collected interest and fees generated by the TRS assets and (ii) realized gains from the sale or principal payments/paydowns of TRS assets, if any. Halifax Funding paid to BNS (i) a financing charge on the TRS settled notional amount at a rate equal to the three- month LIBOR plus 1.40% per annum and (ii) realized losses, if any, related to the TRS assets. In addition, upon the termination of the TRS arrangement, Halifax Funding paid to BNS any net realized loss, on the liquidation of TRS assets.

The following table summarizes the components of the net realized gains on derivative instruments relating to the TRS (in thousands):

	Three Months Ended June 30, 2017	Six Months Ended June 30, 2017
Interest and fee income	$7,493	$11,526
Financing charge(1)	(8,769)	(10,131)
Net realized gains (losses)	1,770	1,619

Net realized gains on derivative instruments related to the TRS	$494	$3,014

(1)	Financing charge for the three and six months ended June 30, 2017 includes a make-whole fee of $6.40 million.

5. Fair Value of Financial Instruments

The Company’s investments were categorized in the fair value hierarchy described in Note 2. “Significant Accounting Policies”, as follows as of June 30, 2018 and 2017 (in thousands):

	June 30, 2018
Description	Level 1	Level 2	Level 3	Total
Senior Debt	$—	$673,658	$2,156,652	$2,830,310
Subordinated Debt	—	66,153	212,743	278,896
Asset Based Finance	—	—	413,133	413,133
Strategic Credit Opportunities Partners, LLC	—	—	306,736	306,736
Equity/Other	—	—	253,239	253,239

Total investments	$—	$739,811	$3,342,503	$4,082,314

Derivative Instruments	Level 1	Level 2	Level 3	Total
Assets
Foreign currency forward contracts	$—	$2,641	$—	$2,641
Interest rate swaps	—	4,674	—	4,674
Liabilities
Cross currency swaps	—	(20,773)	—	(20,773)
Foreign currency forward contracts	—	(2,340)	—	(2,340)
Interest rate swaps	—	(1,833)	—	(1,833)

Total	$—	$(17,631)	$—	$(17,631)

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

	December 31, 2017
Description	Level 1	Level 2	Level 3	Total
Senior Debt	$—	$623,922	$2,133,311	$2,757,233
Subordinated Debt	—	120,790	260,887	381,677
Asset Based Finance	—	—	346,507	346,507
Strategic Credit Opportunities Partners, LLC	—	—	300,652	300,652
Equity/Other	4,456	3,991	173,893	182,340

Subtotal	4,456	748,703	3,215,250	3,968,409
Short term investments	688	—	—	688

Total investments	$5,144	$748,703	$3,215,250	$3,969,097

Derivative Instruments	Level 1	Level 2	Level 3	Total
Assets
Foreign currency forward contracts	$—	$1,194	$—	$1,194
Interest rate swaps	—	3,763	—	3,763
Liabilities
Cross currency swaps	—	(29,604)	—	(29,604)
Foreign currency forward contracts	—	(3,401)	—	(3,401)

Total	$—	$(28,048)	$—	$(28,048)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2018 and year ended December 31, 2017.

The carrying value of cash and foreign currency is classified as Level 1 with respect to the fair value hierarchy. The carrying values of the Company’s collateral on deposit with custodian, term loan and revolving credit facilities approximate their fair value and are classified as Level 2 with regards to the fair value hierarchy.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

At June 30, 2018, the Company held 123 distinct investment positions classified as Level 3, representing an aggregate fair value of $3.3 billion and 81.9% of the total investment portfolio. At December 31, 2017, the Company held 114 distinct investment positions classified as Level 3, representing an aggregate fair value of $3.22 billion and 81.0% of the total investment portfolio. The ranges of unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of June 30, 2018 and 2017 were as follows ($ in thousands):

			As of June 30, 2018
Asset Group	Fair Value(1)	Valuation Techniques(2)	Unobservable Inputs	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input(4)
Senior Debt	$1,968,702	Discounted Cash Flow	Discount Rate	8.2%—26.6% (11.4%)	Decrease
	187,950	Waterfall	EBITDA Multiple	3.90x—11.80x (6.80x)	Increase

Subordinated Debt	115,632	Discounted Cash Flow	Discount Rate	9.3%—15.1% (11.5%)	Decrease
	81,971	Waterfall	EBITDA Multiple	8.99x (8.99x)	Increase
	15,140	Option Pricing Model	Implied Volatility	30.0% (30.0%)	Increase

Asset Based Finance	222,830	Discounted Cash Flow	Discount Rate	5.2%—18.0% (10.5%)	Decrease
	150,544	Waterfall	EBITDA Multiple	1.22x—4.00x (2.58x)	Increase
	39,759	Net Asset Value	Price to Book Value	1.00x (1.00x)	Increase

Strategic Credit Opportunities Partners	306,736	Net Asset Value	Net Asset Value	N/A	Increase

Equity/Other	134,880	Option Pricing Model	Equity Illiquidity Discount	10.0% (10.0%)	Decrease
	118,359	Waterfall	EBITDA Multiple	1.00x—13.60x (5.30x)	Increase

Total	$3,342,503

			As of December 31, 2017
Asset Group	Fair Value(1)	Valuation Techniques(2)	Unobservable Inputs	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input(4)
Senior Debt	$1,769,358	Discounted Cash Flow	Discount Rate	1.30%—24.30% (11.00%)	Decrease
	363,953	Waterfall	EBITDA Multiple	4.13x—9.53x (6.89x)	Increase

Subordinated Debt	157,420	Waterfall	EBITDA Multiple	8.61x—10.74x (9.51x)	Increase
	13,950	Option Pricing Model	Implied Volatility	27.50% (27.50%)	Increase
	89,517	Discounted Cash Flow	Discount Rate	9.10%—14.30% (9.90%)	Decrease

Asset Based Finance	208,892	Discounted Cash Flow	Discount Rate	5.39%—18.0% (12.0%)	Decrease
	116,606	Waterfall	EBITDA Multiple	1.31x—4.00x (2.76x)	Increase
	21,009	Net Asset Value	Net Asset Value	N/A	Increase

Strategic Credit Opportunities Partners	300,652	Net Asset Value	Net Asset Value	N/A	Increase

Equity/Other	173,481	Waterfall	Illiquidity Discount	0.00%—20.00% (10.68%)	Decrease

	412	Option Pricing Model	Implied Volatility	27.50% (27.50%)	Increase

Total	$3,215,250

(1)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

(2)

For the assets and investments that have more than one valuation technique, the Company may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0 – 100%. Indicative broker quotes obtained for valuation purposes are reviewed by the Company relative to other valuation techniques.

(3)	Weighted average amounts are based on the estimated fair values.

(4)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

The above tables represent the significant unobservable inputs as they relate to the Company’s determination of fair values for the majority of its investments categorized within Level 3 as of June 30, 2018 and December 31, 2017. In addition to the techniques and inputs noted in the tables above, according to the Company’s valuation policy, it may also use other valuation techniques and methodologies when determining the fair value estimates for the Company’s investments. Any significant increases or decreases in the unobservable inputs would result in significant increases or decreases in the fair value of the Company’s investments.

Investments that do not have a readily available market value are valued utilizing a market approach, an income approach (i.e. discounted cash flow approach), or both approaches, as appropriate. The market comparables approach uses prices, including third-party indicative broker quotes, and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) that are discounted based on a required or expected discount rate to derive a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors the Company may take into account to determine the fair value of its investments include, as relevant: available current market data, including an assessment of the credit quality of the security’s issuer, relevant and applicable market trading and transaction comparables, applicable market yields and multiples, illiquidity discounts, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, data derived from merger and acquisition activities for comparable companies, and enterprise values, among other factors.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

The following tables provide reconciliations for the three and six months ended June 30, 2018 and 2017 of investments for which Level 3 inputs were used in determining fair value (in thousands):

	Three Months Ended June 30, 2018
	Senior Debt	Subordinated Debt	Asset Based Finance	Strategic Credit Opportunities Partners, LLC	Equity/ Other	Total
Fair value balance as of April 1, 2018	$1,965,764	$267,634	$384,006	$303,102	$182,807	$3,103,313
Additions(1)	530,086	108	17,209	—	85,242	632,645
Net realized gains (losses)(2)	(2,394)	492	(12,797)	—	(3,841)	(18,540)
Net change in unrealized appreciation (depreciation)(3)	(20,182)	(18,778)	34,429	3,634	(10,025)	(10,922)
Sales or repayments(4)	(317,999)	(36,800)	(10,742)	—	(944)	(366,485)
Net discount accretion	1,377	87	1,028	—	—	2,492
Transfers into Level 3	—	—	—	—	—	—

Fair value balance as of June 30, 2018	$2,156,652	$212,743	$413,133	$306,736	$253,239	$3,342,503

Change in net unrealized appreciation (depreciation) in investments still held as of June 30, 2018(3)	$(31,998)	$(17,597)	$35,073	$3,634	$(14,429)	$(25,317)

	Six Months Ended June 30, 2018
	Senior Debt	Subordinated Debt	Asset Based Finance	Strategic Credit Opportunities Partners, LLC	Equity/ Other	Total
Fair value balance as of January 1, 2018	$2,133,311	$260,887	$346,507	$300,652	$173,893	$3,215,250
Additions(1)	712,191	218	39,736	—	100,126	852,271
Net realized gains (losses)(2)	(7,037)	492	(12,797)	—	(4,133)	(23,475)
Net change in unrealized appreciation (depreciation)(3)	(19,877)	(9,499)	48,411	6,084	(7,137)	17,982
Sales or repayments(4)	(664,445)	(39,543)	(10,798)	—	(9,510)	(724,296)
Net discount accretion	2,509	188	2,074	—	—	4,771
Transfers into Level 3	—	—	—	—	—	—

Fair value balance as of June 30, 2018	$2,156,652	$212,743	$413,133	$306,736	$253,239	$3,342,503

Change in net unrealized appreciation (depreciation) in investments still held as of June 30, 2018(3)	$(25,372)	$(8,318)	$49,040	$6,084	$(13,739)	$7,695

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

(1)

Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the capitalization of PIK interest, or the exchange of one or more existing securities for one or more new securities.

(2)	Included in net realized gains (losses) in the condensed consolidated statements of operations.

(3)	Included in net change in unrealized appreciation (depreciation) in the condensed consolidated statements of operations.

(4)

Includes principal payments/paydowns on debt investments, collection of PIK interest, proceeds from sales of investments, distributions received on equity investments classified as return of capital or the exchange of one or more existing securities for one or more new securities.

	Three Months Ended June 30, 2017
	Senior Debt	Subordinated Debt	Asset Based Finance	Strategic Credit Opportunities Partners, LLC	Equity/ Other	Total Return Swaps	Total
Fair value balance as of April 1, 2017	$2,221,769	$413,583	$357,585	$98,266	$186,553	$4,753	$3,282,509
Additions(1)	234,099	481	31,805	—	60,619	—	327,004
Net realized gains (losses)(2)	(81,981)	(7,567)	—	—	(2,173)	494	(91,227)
Net change in unrealized appreciation (depreciation)(3)	113,517	28,948	6,385	(165)	(45,648)	(1,356)	101,681
Sales or repayments(4)	(319,102)	(24,950)	(6,451)	—	(834)	(3,891)	(355,228)
Net discount accretion	1,318	173	884	—	—	—	2,375
Transfers into Level 3	—	—	—	—	—	—	—

Fair value balance as of June 30, 2017	$2,169,620	$410,668	$390,208	$98,101	$198,517	$—	$3,267,114

Change in net unrealized appreciation (depreciation) in investments still held as of June 30, 2017(3)	$(11,004)	$17,876	$5,923	$(165)	$(48,085)	$—	$(35,455)

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

	Six Months Ended June 30, 2017
	Senior Debt	Subordinated Debt	Asset Based Finance	Strategic Credit Opportunities Partners, LLC	Equity/ Other	Total Return Swaps	Total
Fair value balance as of January 1, 2017	$2,166,597	$405,203	$344,305	$98,998	$174,381	$3,397	$3,192,881
Additions(1)	444,072	1,076	65,804	—	62,768	—	573,720
Net realized gains (losses)(2)	(78,297)	(7,413)	—	—	(2,173)	3,014	(84,869)
Net change in unrealized appreciation (depreciation)(3)	118,542	36,555	1,748	(897)	(34,425)	—	121,523
Sales or repayments(4)	(484,194)	(25,104)	(23,380)	—	(2,034)	(6,411)	(541,123)
Net discount accretion	2,900	351	1,731	—	—	—	4,982
Transfers into Level 3	—	—	—	—	—	—	—

Fair value balance as of June 30, 2017	$2,169,620	$410,668	$390,208	$98,101	$198,517	$—	$3,267,114

Change in net unrealized appreciation (depreciation) in investments still held as of June 30, 2017(3)	$(4,045)	$25,483	$767	$(897)	$(37,168)	$—	$(15,860)

(1)

Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the capitalization of PIK interest, or the exchange of one or more existing securities for one or more new securities.

(2)	Included in net realized gains (losses) in the condensed consolidated statements of operations.

(3)	Included in net change in unrealized appreciation (depreciation) in the condensed consolidated statements of operations.

(4)

Includes principal payments/paydowns on debt investments, collection of PIK interest, TRS settlement payments, proceeds from sales of investments, distributions received on equity investments classified as return of capital or the exchange of one or more existing securities for one or more new securities.

No securities were transferred into the Level 3 hierarchy and no securities were transferred out of the Level 3 hierarchy during the six months ended June 30, 2018 and 2017. Investments are transferred at fair value as of the beginning of the quarter in which they are transferred. All realized and unrealized gains and losses are included in earnings and are reported as separate line items within the Company’s condensed consolidated statements of operations.

6. Related Party Transactions

The Joint Advisor receives, and KKR, CNL and certain CNL affiliates received, compensation or reimbursement for advisory services and other services in connection with the performance and supervision of administrative services and investment advisory activities.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

6. Related Party Transactions (continued)

Since April 9, 2018, the Company is a party to an investment advisory agreement with the Joint Advisor (the “Joint Advisor Investment Advisory Agreement”) for the overall management of the Company’s investment activities. Under the terms of the Joint Advisor Investment Advisory Agreement, the Joint Advisor earns a base management fee (referred to as an investment advisory fee) equal to an annual rate of 1.5% of the Company’s average gross assets as of the end of the two most recently completed months, computed and paid monthly. The computation of gross assets excludes cash and short-term investments. Concurrent with the Listing and prior to April 9, 2018, the Company was a party to an investment advisory agreement with KKR (the “Former KKR Investment Advisory Agreement”). Prior to the Listing, the Company was a party to an investment advisory agreement with CNL, (the “Former CNL Investment Advisory Agreement”). The terms of both the Former KKR Investment Advisory Agreement and the Former CNL Investment Advisory Agreement were substantially the same as the Joint Advisor Investment Advisory Agreement. Also prior to the Listing, the Company and CNL had entered into a sub-advisory agreement with KKR (the “Former Sub-Advisory Agreement”), under which KKR was responsible for the day-to-day management of the Company’s investment portfolio. CNL compensated KKR for advisory services that it provided to the Company with 50% of the base management fees and performance-based incentive fees that CNL received under the Former CNL Investment Advisory Agreement.

The Joint Advisor also earns a performance-based incentive fee comprised of a subordinated incentive fee on income and an incentive fee on capital gains. KKR and CNL earned similar performance-based incentive fees pursuant to the Former KKR Investment Advisory Agreement and Former CNL Investment Advisory Agreement, respectively. The subordinated incentive fee on pre-incentive fee net investment income (as defined in the Investment Advisory Agreement) is paid quarterly if earned, and is computed as the sum of (a) 100% of quarterly pre-incentive fee net investment income in excess of 1.75% of average net assets but less than or equal to 2.1875% of average net assets, and (b) 20% of pre-incentive fee net investment income in excess of 2.1875% of average net assets.

Under the Joint Advisor Investment Advisory Agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides generally that no incentive fee will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the same period. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of pre-incentive fee net investment income when pre-incentive fee net investment income exceeds the applicable quarterly hurdle rate for such calendar quarter, subject to the catch-up provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for the then-current and 11 preceding calendar quarters.

Under the Former CNL Investment Advisory Agreement, the subordinated incentive fee on income became subject to a total return requirement on January 1, 2017. The terms of the total return requirement under the Former CNL Investment Advisory Agreement were similar to the Joint Advisor Investment Advisory Agreement, except the calculation covered the then-current and three preceding calendar quarters and base management fees were added to the calculation of “cumulative net increase in net assets resulting from operations.” The Former KKR Investment Advisory Agreement contained a total return requirement similar to that in the Former CNL Investment Advisory Agreement. Additionally, concurrently with the Listing, KKR agreed to certain waivers. Specifically, KKR agreed to irrevocably waive subordinated incentive fees that would otherwise be payable under the Former KKR Investment Advisory Agreement up to the amount that would cause

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

6. Related Party Transactions (continued)

the total subordinated fees paid in any calendar quarter (or partial calendar quarter for which the subordinated incentive fee is required to be calculated) to not exceed the amount that would be payable if the following revised definitions had applied in such period: (a) “look back period” as defined on or after December 31, 2017 to be the most recently completed quarter and the 11 preceding calendar quarters and (b) “cumulative net increase in net assets resulting from operations” as defined to remove the addition of management fees paid following the Listing.

The incentive fee on capital gains is paid annually if earned, and is equal to (i) 20% of all realized gains on a cumulative basis from inception, net of (x) all realized losses on a cumulative basis, (y) unrealized depreciation at year end and (z) disregarding any net realized gains associated with the TRS interest spread (which represents the difference between (a) the interest and fees received on the TRS, and (b) the financing fees paid to the TRS Counterparty), less (ii) the aggregate amount of any previously paid incentive fee on capital gains.

In addition, under the terms of the Joint Advisor Investment Advisory Agreement, the Joint Advisor is entitled to reimbursement of certain expenses incurred on behalf of the Company including expenses incurred in connection with its investment operations and investment transactions. Under the terms of the Former KKR Investment Advisory Agreement (and previously under the terms of the Former Sub-Advisory Agreement), KKR was entitled to reimbursement of certain expenses incurred on behalf of the Company including expenses incurred in connection with its investment operations and investment transactions.

Since April 9, 2018, the Company is a party to an administrative services agreement with the Joint Advisor (the “Joint Advisor Administrative Services Agreement”) whereby the Joint Advisor performs, and oversees the performance of, various administrative services on behalf of the Company. Administrative services include transfer agency oversight and supervisory services, shareholder communication services, general ledger accounting services, calculating the Company’s net asset value, maintaining required corporate and financial records, financial reporting for the Company and its subsidiaries, internal audit services, reporting to the Company’s Board and lenders, preparing and filing income tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports, overseeing the payment of the Company’s expenses and shareholder distributions, administering the Company’s share repurchase program, and management and oversight of service providers in their performance of administrative and professional services rendered for the Company. The Company agreed to reimburse the Joint Advisor for the professional services and expenses it incurs in performing its administrative obligations on behalf of the Company. Concurrent with the Listing and prior to April 9, 2018, the Company was a party to an administrative service agreement (the “Former KKR Administrative Services Agreement”) with KKR with similar terms. Prior to Listing, the Company was a party to an administrative service agreement (the “Former CNL Administrative Services Agreement”) with CNL with similar terms.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

6. Related Party Transactions (continued)

Related party fees, expenses and expenses incurred on behalf of the Company during the three and six months ended June 30, 2018, and 2017 are summarized below (in thousands):

		Three Months Ended June 30,		Six Months Ended June 30,
Related Party	Source Agreement & Description	2018	2017	2018	2017
FS/KKR	Joint Advisor Investment Advisory Agreement: Base management fees (investment advisory fees)	$14,271	$—	$14,271	$—
KKR	Former KKR Investment Advisory Agreement: Base management fees (investment advisory fees)	1,292	—	16,507	—
CNL and KKR	Former CNL Investment Advisory Agreement: Base management fees (investment advisory fees)	—	20,914	—	41,685
FS/KKR	Joint Advisor Investment Advisory Agreement: Subordinated incentive fee on income(1)	11,710	—	11,710	—
KKR	Former KKR Investment Advisory Agreement: Subordinated incentive fee on income(1)	—	—	12,373	—
CNL and KKR	Former CNL Investment Advisory Agreement: Subordinated incentive fee on income(1)	—	4,748	—	5,675
FS/KKR	Joint Advisor Investment Advisory Agreement: Investment expenses reimbursement(2)	267	—	267	—
KKR	Former KKR Investment Advisory Agreement: Investment expenses reimbursement(2)	—	1,713	193	2,609
FS/KKR	Joint Administrative Services Agreement: Administrative and compliance services	453	—	453	—
KKR	Former KKR Administrative Services Agreement: Administrative and compliance services	44	—	486	—
CNL	Former CNL Administrative Services Agreement: Administrative and compliance services	—	519	—	1,054

(1)

Subordinated incentive fees on income are included in performance-based incentive fees in the condensed consolidated statements of operations. As of June 30, 2018 and December 31, 2017, a subordinated incentive fee on income of $11.71 million and $8.42 million, respectively, was payable to the Company’s investment adviser.

(2)

Includes fees related to transactional expenses related to prospective investments, including fees and expenses associated with performing due diligence reviews of investments that do not close, often referred

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

6. Related Party Transactions (continued)

to as “broken deal” costs. Broken deal costs amounted to $0.11 million and $0.22 million for the three and six months ended June 30, 2018, respectively, and $0.19 million and $0.29 million during the three and six months ended June 30, 2017, respectively. Prior to November 14, 2017, these expenses were reimbursed pursuant to the Sub-Advisory Agreement.

The Joint Advisor is, and KKR was, obligated to remit to the Company any earned capital structuring fees based on the Company’s pro-rata portion of the co-investment transactions or originated investments in which the Company participates. As a result, the Company earned capital structuring fees of $2.50 million and $3.21 million during the three and six months ended June 30, 2018, respectively, and $2.01 million and $3.72 million during the three and six months ended June 30, 2017. As of June 30, 2018 and December 31, 2017, $0.71 million and $2.80 million, respectively, of capital structuring fees were receivable from the Joint Advisor.

Indemnification—The Joint Advisor Investment Advisory Agreement contains certain indemnification provisions in favor of the Joint Advisor, its directors, officers, associated persons, and its affiliates. In addition, the Company’s articles of incorporation contain certain indemnification provisions in favor of the Company’s officers, directors, agents, and certain other persons. As of June 30, 2018, management believed that the risk of incurring any losses for such indemnification was remote.

7. Fee Income

Fee income, which is nonrecurring, consisted of the following (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
Fee Income	2018	2017	2018	2017
Capital structuring fees	$2,499	$2,007	$3,206	$3,723
Break-up fees	—	3,621	—	3,621
Amendment fees	1,020	17	1,020	906
Commitment fees	140	—	140	—
Consent fees	520	—	520	—

Total	$4,179	$5,645	$4,886	$8,250

8. Distributions

The total and the sources of declared distributions on a GAAP basis for the six months ended June 30, 2018, and 2017 are presented in the tables below (in thousands, except per share amounts).

	Six Months Ended June 30,
	2018				2017
	Per Share		Amount	Allocation	Per Share	Amount	Allocation
Total Declared Distributions	$0.90	(1)	$114,095	100.0%	$0.90	$124,327	100.0%
From net investment income	0.78		98,916	86.7	0.76	105,457	84.8
Distributions in excess of net investment income	0.12		15,179	13.3	0.14	18,870	15.2

(1)	Includes a special cash distribution in the amount of $0.10125 per share.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

8. Distributions (continued)

Sources of distributions, other than net investment income and realized gains on a GAAP basis, include (i) the ordinary income component of prior year tax basis undistributed earnings and (ii) required adjustments to GAAP net investment income and realized gains, if any, in the current period to determine taxable income available for distributions. The following table summarizes the primary sources of differences between (i) GAAP net investment income and realized gains and (ii) taxable income available for distributions that contribute to tax-related distributions in excess of net investment income for the six months ended June 30, 2018, and 2017 (in thousands).

Six Months Ended June 30,	2018	2017
Ordinary income component of tax basis undistributed earnings	$42,127	$98,473
Offering expenses	—	327
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	2,508	(11,981)
Net change in unrealized appreciation on total return swaps	—	(3,397)

Total(1)	$44,635	$83,422

(1)	The above table does not present all adjustments to calculate taxable income available for distributions.

For the six months ended June 30, 2018, the tax-related sources of distributions of $44.64 million were greater than the distributions in excess of net investment income of $15.18 million. None of the distributions declared during the year ended December 31, 2017 were classified as a tax basis return of capital.

The Company has adopted a distribution reinvestment plan (the “DRP”) that enables its registered shareholders to elect for the reinvestment of distributions in shares of common stock. Pursuant to the DRP, the Company will reinvest all distributions declared by the Board on behalf of registered shareholders who do not elect to receive their distributions in cash (the “Participants”). As a result, if the Board declares a distribution, then Participants will have their distributions automatically reinvested in additional shares of our common stock as described below.

With respect to each distribution pursuant to the DRP, the Company reserves the right to either issue new shares of its common stock or purchase such shares in the open market. Unless the Company, in its sole discretion, otherwise directs the plan administrator, (a) if the market price per share is equal to or greater than the net asset value per share, then the Company will issue shares of its common stock at the greater of (i) net asset value per share and (ii) 95% of the market price per share; and (b) if the market price per share is less than the net asset value per share, then, in the Company’s sole discretion, (i) shares of its common stock will be purchased in open market transactions for the accounts of Participants to the extent practicable, or (ii) the Company will issue shares of its common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of the Company’s common stock to be issued to a Participant will be determined by dividing the total dollar amount of the distribution payable to a Participant by the price per share at which the Company issues such shares. However, shares purchased in open market transactions by the plan administrator will be allocated to a Participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of the Company’s common stock purchased in the open market. During the three and six months ended June 30, 2018, the administrator for the Company’s DRP purchased 147,204 and 314,050 shares of common stock, respectively, for an average price per share of $16.94 and $16.57, respectively, in the open market and distributed such shares to participants in the Company’s DRP.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

8. Distributions (continued)

During the six months ended June 30, 2017, the Company issued 3,005,031 shares of common stock pursuant to its distribution reinvestment plan, for total proceeds of $61.33 million and average proceeds per share of $20.41. The Company did not issue any shares of common stock to satisfy the reinvestment portion of distributions paid during the six months ended June 30, 2018 and instead purchased shares on the open market.

In February 2018, the Company’s Board authorized a share repurchase program. Under the program, the Company may repurchase up to $50 million in the aggregate of the Company’s outstanding common stock in the open market at prices below the current net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Exchange Act. On March 15, 2018, the Company entered into a share repurchase plan (the “Repurchase Plan”). Under the Repurchase Plan, the Company may repurchase up to $25 million in the aggregate of its outstanding common stock in the open market at prices below the current net asset value per share, in accordance with the guidelines specified in Rules 10b5-1 and 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, the stock price, applicable legal and regulatory requirements and other factors. The Repurchase Plan will be in effect until February 26, 2019, unless extended or until the aggregate purchase price for all shares repurchased under the plan reaches $25 million. The Repurchase Plan does not require the Company to repurchase any specific number of shares. The Repurchase Plan may be suspended, extended, modified or discontinued at any time. As of June 30, 2018, the Company has repurchased 2,467,458 shares under the Repurchase Plan for an aggregate purchase price of $41.07 million and an average price per share of $16.64, including commissions paid.

Prior to the Listing, the Company conducted quarterly tender offers pursuant to its share repurchase program. In anticipation of the Listing and the concurrent liquidity it was expected to provide, on August 10, 2017, the Company’s Board voted to terminate the Company’s share repurchase program following the completion of the Company’s tender offer, which commenced on July 17, 2017 and expired on August 21, 2017.

The following table is a summary of the share repurchases completed under the Company’s share repurchase program during the six months ended June 30, 2017 ($ in thousands, except share and per share amounts):

Repurchase Date	Total Number of Shares Offered to Repurchase	Total Number of Shares Repurchased	Total Consideration	No. of Shares Repurchased/ Total Offer	Price Paid Per Share
2017:
January 17, 2017	3,383,256	1,647,860	$33,369	49%	$20.25
May 24, 2017	3,414,328	1,711,986	$34,745	50%	$20.30

Total	6,797,584	3,359,846	$68,114	49%

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

10. Borrowings

The Company’s outstanding borrowings as of June 30, 2018 and December 31, 2017 were as follows (in thousands):

	As of June 30, 2018						As of December 31, 2017
	Total Aggregate Principal Amount Committed		Principal Amount Outstanding		Carrying Value		Total Aggregate Principal Amount Committed		Principal Amount Outstanding	Carrying Value
Senior Secured Revolving Credit Facility(1)	$958,000	(2)	$735,000	(3)	$735,000		$958,000	(2)	$615,000	$615,000
SMBC Credit Facility(1)	300,000		200,000		200,000		300,000		110,000	110,000
JPM Credit Facility(1)	300,000		240,000		240,000		300,000		240,000	240,000

Total credit facilities	1,558,000		1,175,000		1,175,000		1,558,000		965,000	965,000
2014 Senior Secured Term Loan	383,000		383,000		381,563	(4)	385,000		385,000	382,768	(4)
2022 Notes	245,000		245,000		241,040	(5)	245,000		245,000	240,612	(5)

Total borrowings	$2,186,000		$1,803,000		$1,797,603		$2,188,000		$1,595,000	$1,588,380

(1)	Subject to borrowing base and leverage restrictions.

(2)	Includes an accordion feature that allows the Company under certain circumstances to increase the size of the Senior Secured Revolving Credit Facility to a maximum of $1.34 billion.

(3)	There were no borrowings denominated in Euros or British Pound Sterling as of June 30, 2018.

(4)

Comprised of outstanding principal less the unaccreted original issue discount of $0.37 million and $0.58 million and deferring financing costs of $1.06 million and $1.65 million as of June 30, 2018 and December 31, 2017, respectively.

(5)	Comprised of outstanding principal less deferred financing costs of $3.96 million and $4.39 million as of June 30, 2018 and December 31, 2017, respectively.

The weighted average stated interest rate and weighted average remaining years to maturity of the Company’s outstanding borrowings as of June 30, 2018 were 4.70% and 2.6 years, respectively, and as of December 31, 2017 were 4.45% and 3.0 years, respectively.

Senior Secured Revolving Credit Facility

The Company is a party to a revolving credit facility (as amended, the “Senior Secured Revolving Credit Facility”) with certain lenders and JPMorgan Chase Bank, N.A., acting as administrative agent. The Senior Secured Revolving Credit Facility provides for loans to be made in U.S. dollars and other foreign currencies up to an aggregate amount of $958 million, with an “accordion” feature that allows the Company, under certain circumstances, to increase the size of the facility to a maximum of $1.34 billion. Availability under the Senior Secured Revolving Credit Facility will terminate on April 15, 2020 (the “Termination Date”) and the outstanding loans will mature on April 15, 2021. In addition, the Senior Secured Revolving Credit Facility requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the Termination Date. The Senior Secured Revolving Credit Facility is secured by substantially all of the Company’s portfolio investments and its cash and securities accounts, excluding those held by CCT Tokyo Funding and CCT New York Funding, and provides for a guaranty by certain other subsidiaries of the Company.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

10. Borrowings (continued)

The stated borrowing rate under the Senior Secured Revolving Credit Facility is generally based on LIBOR plus an applicable spread of 2.00% or 2.25%, depending on collateral levels, or with respect to borrowings in foreign currencies, on a base rate applicable to such currency borrowing plus an applicable spread of 2.00% to 2.25%, depending on collateral levels. The Company also pays an annual commitment fee on any unused commitment amounts between 0.375% and 1.50%, depending on utilization levels.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Senior Secured Revolving Credit Facility for the three and six months ended June 30, 2018 and 2017 were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Stated interest expense	$7,389	$5,517	$13,382	$10,880
Unused commitment fees	278	250	746	464
Amortization of deferred financing costs	506	487	996	969

Total interest expense	$8,173	$6,254	$15,124	$12,313

Weighted average interest rate	4.16%	3.37%	4.06%	3.25%
Average borrowings	$712,579	$664,989	$664,829	$681,597

SMBC Credit Facility

CCT Tokyo Funding is party to a revolving credit facility (as amended, the “SMBC Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), as the administrative agent, collateral agent, and lender, which allows CCT Tokyo Funding to borrow up to $300 million. The SMBC Credit Facility is secured by all of the assets held by CCT Tokyo Funding, including its portfolio of assets. Such pledged assets are held in a segregated custody account with Wells Fargo Bank, National Association (“Wells Fargo”). The end of the reinvestment period and the stated maturity date for the SMBC Credit Facility are December 2, 2018 and December 2, 2021, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by CCT Tokyo Funding. At the option of CCT Tokyo Funding, interest is charged at either the rate of three month LIBOR plus 1.75%, if the average advances outstanding are greater than $150 million, otherwise plus 2.00%, or the higher of the Prime Rate (as defined in the Loan and Servicing Agreement) or the Federal Funds rate plus 0.50%, plus 0.75% if the average advances outstanding are greater than $150 million, otherwise plus 1.00%. Interest is payable quarterly. CCT Tokyo Funding also pays a quarterly non-usage fee of 0.35% on any unused commitment amounts if the average daily amount of the advances outstanding during a remittance period is equal to or greater than the lesser of (i) 50% of the borrowing base during the remittance period and (ii) $150 million (such lesser amount, the “Later Period Threshold Amount”). If the average daily amount of the advances outstanding during a remittance period is less than the Later Period Threshold Amount, CCT Tokyo Funding will pay a fee of 0.875% for any unused portion up to or equal to the difference of the Later Period Threshold Amount less the amount of advances outstanding in addition to the non-usage fee of 0.35% on any remaining unused portion.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

10. Borrowings (continued)

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the SMBC Credit Facility for the three and six months ended June 30, 2018 and 2017 were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Stated interest expense	$1,699	$778	$3,012	$1,494
Unused commitment fees	117	83	199	168
Amortization of deferred financing costs	206	140	409	280

Total interest expense	$2,022	$1,001	$3,620	$1,942

Weighted average interest rate	4.07%	2.98%	3.88%	2.89%
Average borrowings	$167,637	$105,775	$156,685	$104,978

JPM Credit Facility

CCT New York Funding is a party to a revolving credit facility (as amended, the “JPM Credit Facility”) pursuant to a Loan and Security Agreement with the Company, as the portfolio manager, JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, together with any additional lenders from time to time party thereto, and the collateral administrator, collateral agent and securities intermediary party thereto (as amended, the “Loan Agreement”). CCT New York Funding’s obligations to JPMorgan under the JPM Credit Facility are secured by a first priority security interest in substantially all of the assets of CCT New York Funding, including its portfolio of loans. The obligations of CCT New York Funding under the JPM Credit Facility are non-recourse to the Company.

The JPM Credit Facility provides for borrowings in an aggregate principal amount up to $300 million with an accordion feature which allows for the expansion of the borrowing limit up to $400 million, subject to consent from the lender and other customary conditions. Borrowings under the JPM Credit Facility are subject to compliance with a net asset value coverage ratio with respect to the value of CCT New York Funding’s portfolio and various eligibility criteria must be satisfied with respect to the acquisition of each loan in CCT New York Funding’s portfolio. Any amounts borrowed under the JPM Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on January 16, 2021.

Interest on the JPM Credit Facility is charged at the rate of three month LIBOR plus 2.50% and is payable quarterly. CCT New York Funding also pays an annual commitment fee on any unused commitment amounts of 0.50% through May 29, 2017, and 0.70% thereafter. CCT New York Funding also paid an upfront fee and incurred certain other customary costs and expenses in connection with obtaining the JPM Credit Facility. The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

10. Borrowings (continued)

average outstanding balances for the JPM Credit Facility for the three and six months ended June 30, 2018 and 2017 were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Stated interest expense	$2,792	$2,273	$5,337	$3,782
Unused commitment fees	106	130	219	317
Amortization of deferred financing costs	100	109	207	217

Total interest expense	$2,998	$2,512	$5,763	$4,316

Weighted average interest rate	4.67%	4.25%	4.48%	4.17%
Average borrowings	$240,000	$218,000	$240,000	$184,624

2014 Senior Secured Term Loan

The Company is party to a senior secured term loan credit facility (the “2014 Senior Secured Term Loan”) with certain lenders and JPMorgan Chase Bank, N.A., as administrative agent. The 2014 Senior Secured Term Loan initially provided the Company with $398 million in gross proceeds. The 2014 Senior Secured Term Loan matures in May 2019, and generally bears interest at LIBOR plus 3.25% (with a LIBOR floor of 0.75%). The 2014 Senior Secured Term Loan includes an accordion feature permitting the Company to expand the facility if certain conditions are satisfied; provided, however, that the aggregate amount of the 2014 Senior Secured Term Loan is limited to the amount as determined from time to time which would not cause the covered debt amount (i.e., the Company’s aggregate debt under both the 2014 Senior Secured Term Loan and the Senior Secured Revolving Credit Facility, other permitted debt and certain other unsecured debt) to exceed the borrowing/collateral base. The 2014 Senior Secured Term Loan is secured by substantially all of the Company’s portfolio investments and its cash and securities accounts, excluding those held by CCT Tokyo Funding and CCT New York Funding.

Maturities of the 2014 Senior Secured Term Loan for each of the next two years, in aggregate, as of June 30, 2018 were as follows (in thousands):

2018	$2,000
2019	381,000

$383,000

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

10. Borrowings (continued)

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the 2014 Senior Secured Term Loan for the three and six months ended June 30, 2018 and 2017 were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Stated interest expense	$5,395	$4,353	$10,225	$8,491
Amortization of original discount	105	101	207	200
Amortization of deferred financing costs	298	286	588	568

Total interest expense	$5,798	$4,740	$11,020	$9,259

Weighted average interest rate	5.75%	4.70%	5.48%	4.57%
Average borrowings	$383,978	$387,989	$384,470	$388,486

2022 Notes

In 2017, the Company and The Bank of New York Mellon Trust Company, N.A. entered into an Indenture (the “Indenture”) relating to the Company’s issuance of $245 million aggregate principal amount of 5.00% senior unsecured notes due 2022. (the “2022 Notes”). The 2022 Notes will mature on June 28, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the Indenture. The 2022 Notes bear interest at a rate of 5.00% per year payable semi-annually. The interest rate on the 2022 Notes is subject to adjustment in certain instances set forth in the Indenture (up to a maximum interest rate of 5.50%), based on the corporate ratings of the Company by Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc. and Standard & Poor’s Rating Services. The 2022 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2022 Notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

The components of interest expense for the 2022 Notes for the three and six months ended June 30, 2018 were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Stated interest expense	$3,062	$58	$6,125	$58
Amortization of deferred financing costs	219	4	434	4

Total interest expense	$3,281	$62	$6,559	$62

Weighted average interest rate	5.00%	5.20%	5.00%	5.20%
Average borrowings	$245,000	$140,000	$245,000	$140,000

Credit Facility Compliance

In connection with each of the credit facilities, 2014 Senior Secured Term Loan and the 2022 Notes, the Company has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. As of June 30, 2018, the Company believes it was in compliance with the covenant requirements for all of its credit facilities, 2014 Senior Secured Term Loan and the 2022 Notes.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

10. Borrowings (continued)

BNP Credit Facility

Paris Funding was party to a revolving credit facility with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allowed Paris Funding to borrow up to $200 million (as amended, the “BNP Credit Facility”). The BNP Credit Facility was used primarily to finance traded credit investments. On June 30, 2017, Paris Funding terminated the BNP Credit Facility in connection with the Company’s ongoing transition to directly originated private credit investments.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the BNP Credit Facility for the three and six months ended June 30, 2017 were as follows (in thousands):

	Three Months Ended June 30, 2017	Six Months Ended June 30, 2017
Stated interest expense	$192	$860
Unused commitment fees	353	421

Total interest expense	$545	$1,281

Weighted average interest rate	2.14%	1.96%
Average borrowings	$36,236	$88,816

CS Facility

The Company was a party to a debt financing arrangement with Credit Suisse Securities (Europe) Limited (“CS”). The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

On June 30, 2016, the Company purchased a portion of a Tranche B term loan issued by LSF IX Java Investments, Ltd (the “Tranche B Loan”) with a par value of €56.41 million from Credit Suisse AG. The company financed a portion of the purchase by entering into a repurchase transaction with CS effective as of June 30, 2016 (the “CS Facility”). Under the terms of the CS Facility, CS purchased the Tranche B Loan from the Company for a purchase price of €22.28 million. The Company, on a monthly basis, repurchased the Tranche B Loan from CS and subsequently resold the Tranche B Loan to CS. The final repurchase transaction occurred on June 30, 2017. The repurchase price paid to CS for each repurchase of the Tranche B Loan was equal to the purchase price paid by CS for the Tranche B Loan plus interest thereon accrued at EURIBOR plus a spread of 0.75% for the term of the first repurchase transaction and 1.50% for each subsequent repurchase transaction. The Company recorded interest expense of $0.09 million and $0.18 million for the CS Facility for the three and six months ended June 30, 2017. The CS Facility was terminated on June 29, 2017. The Company has no further obligations under the CS Facility.

11. Commitments and Contingencies

Unfunded commitments to provide funds to portfolio companies are not recorded in the Company’s condensed consolidated statements of assets and liabilities. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

11. Commitments and Contingencies (continued)

Company has sufficient liquidity to fund these commitments. As of June 30, 2018, the Company’s unfunded commitments consisted of the following (in thousands):

Category / Company(1)	Commitment Amount
Unfunded revolvers/delayed draw loan commitments:
A10 Capital, LLC	$14,123
Access CIG, LLC	15
ACG Materials, LLC	6,148
Berner Food & Beverage, LLC	37,597
Eagle Family Foods, Inc.	2,923
Frontline Technologies Holdings, LLC	12,140
GC Agile Holdings Limited	14,638
National Debt Relief LLC	7,163
Nine West Holdings, Inc.	1,281
Patriot Well Solutions LLC	2,167
Revere Superior Holdings, Inc.	11,147
Smile Brands, Inc.	3,589

Total unfunded revolvers/delayed draw loan commitments	$112,931

Unfunded term loans
Savers, Inc.(2)	$68,617
Wheels Up Partners LLC	14,923

Total unfunded term loans	$83,540

Unfunded equity commitments:
KKR BPT Holdings Aggregator, LLC	$5,000
Star Mountain SMB Multi-Manager Credit Platform, LP	13,444
Toorak Capital	34,396

Total unfunded equity commitments	$52,840

(1)	May be commitments to one or more entities affiliated with the named company.

(2)	As of the date of this filing, the unfunded commitments have expired.

As of June 30, 2018, the Company also has an unfunded commitment to provide $143.47 million of capital to SCJV. The capital commitment can be satisfied with contributions of cash and/or investments. The capital commitments cannot be drawn without an affirmative vote by both the Company’s and Conway’s representatives on SCJV’s board of managers.

As of June 30, 2018, the Company’s unfunded debt commitments have a fair value representing unrealized appreciation (depreciation) of $(1.33) million. The Company funds its equity investments as it receives funding notices from the portfolio companies. As of June 30, 2018, the Company’s unfunded equity commitments have a fair value of zero.

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under such arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. The Company has no such guarantees outstanding at June 30, 2018 and December 31, 2017.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

12. Income Taxes

The Company is subject to federal, state, foreign income, and foreign withholding taxes. For the three months ended June 30, 2018 and 2017, the company recorded a tax expense of $0.21 million and $(7.38) million, respectively, and had an effective tax rate of 0.19% and (24.9)%, respectively. For the six months ended June 30, 2018 and 2017, the company recorded a tax expense of $0.95 million and $(6.57) million, respectively, and had an effective tax rate of 0.85% and (5.7)%, respectively.

As of June 30, 2018 and December 31, 2017, the Company had a net deferred tax liability of $1.44 million and $0.18 million, respectively. These deferred tax items are primarily comprised of basis differences in partnerships and liabilities, net operating losses, unrealized investment depreciation, and valuation allowances of $18.29 million and $16.81 million, respectively.

13. Financial Highlights

The following is a schedule of financial highlights for one share of common stock during the six months ended June 30, 2018 and 2017.

	Six Months Ended June 30,
	2018	2017
OPERATING PERFORMANCE PER SHARE
Net asset value, beginning of year	$19.55	$20.09
Net investment income(1)	0.78	0.77
Net realized and unrealized gain (loss)(1)(2)	0.09	0.11

Net increase resulting from investment operations	0.87	0.88

Distributions from net investment income(3)	(0.78)	(0.77)
Distributions from realized gains(3)	—	—
Distributions in excess of net investment income(3)(4)	(0.12)	(0.13)

Net decrease resulting from distributions to common shareholders	(0.90)	(0.90)

Issuance of common stock above net asset value(5)	—	—
Repurchases of common stock	0.06	— (6)

Net increase resulting from capital share transactions	0.06	—

Net asset value, end of period	$19.58	$20.07

OPERATING PERFORMANCE PER SHARE
Total investment return-net asset value(7)	5.66%	4.40%
Total investment return-market value(8)	3.26%	—
RATIOS/SUPPLEMENTAL DATA (all amounts in thousands except ratios)
Net assets, end of period	$2,440,916	$2,479,898
Average net assets(9)	$2,509,232	$2,773,234
Average borrowings(9)	$1,690,984	$1,473,845
Shares outstanding, end of period	124,663	136,997
Weighted average shares outstanding	126,558	137,275
Ratios to Average Net Assets:(8)
Total operating expenses	4.16%	3.17%
Net investment income	3.94%	3.80%
Portfolio turnover rate	21%	19%
Asset coverage ratio(10)	2.35	2.85

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

13. Financial Highlights (continued)

(1)	The per share data was derived by using the weighted average shares outstanding during the period.

(2)

The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.

(3)

The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period; distributions per share are rounded to the nearest $0.01.

(4)	See Note 8. “Distributions” for further information on the source of distributions from other than net investment income and realized gains.

(5)

The continuous issuance of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per share on each subscription closing date. The per share data was derived by computing (i) the sum of (a) the number of shares issued in connection with subscriptions and/or distribution reinvestment on each share transaction date times (b) the differences between the net proceeds per share and the net asset value per share on each share transaction date, divided by (ii) the total shares outstanding at the end of the period.

(6)	The per share impact of the Company’s repurchase of common stock reflects a change in net asset value of less than $0.01 per share during the applicable period.

(7)

Total investment return-net asset value is a measure of the change in total value for shareholders who held the Company’s common stock at the beginning and end of the period, including distributions declared during the period. Total investment return-net asset value is based on (i) net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period, of (a) one share plus (b) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) distributions payable relating to one share, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with the Company’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then current public offering price, net of sales load, on each monthly distribution payment date. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Total investment return-net asset value is not annualized.

(8)

Total investment return-market value is calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Company’s DRP. Total investment return-market value assumes a purchase of common stock at the current market price on the first day of the period and a sale at the current market price on the last day of the period, plus any distributions declared and payable as of the end of the period. Total investment return-market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

13. Financial Highlights (continued)

competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. Total investment return-market value is not annualized.

(9)	The computation of average net assets and average borrowings during the period is based on the daily value of net assets and borrowing balances, respectively.

(10)

Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.

14. Subsequent Events

On July 22, 2018, the Company entered into a definitive agreement with FS Investment Corporation (“FSIC”) under which the Company will be merged with and into FSIC, with FSIC surviving the merger (the “Proposed Merger”), subject to the conditions in the agreement. Under the terms of the agreement, the Company’s shareholders will receive a number of FSIC shares with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Company they hold, as determined no more than two business days before closing. The combined company will trade under the ticker symbol “FSIC” on the New York Stock Exchange and will remain externally managed by the Joint Advisor. The Proposed Merger is subject to approval by FSIC and the Company’s shareholders and other customary closing conditions.

On July 17, 2018, the Company completed the purchase of 102,745 shares of its common stock for an average price per share of $16.64 in the open market in order to satisfy the reinvestment portion of the dividends declared in May 2018.

On July 20, 2018, the Company completed all repurchases under the Repurchase Plan with the repurchase of 3,010,945 shares of its outstanding common stock under the Repurchase Plan for an aggregate purchase price of $50.00 million and an average price per share of $16.61, including commissions paid.

On August 6, 2018, the Company’s Board declared a distribution of $0.40219 to shareholders of record as of September 28, 2018, payable on October 9, 2018.

On August 9, 2018 (the “Effective Date”), the Company entered into a senior secured revolving credit facility (the “2018 Senior Secured Revolving Credit Facility”) with FSIC, FS Investment Corporation II, FS Investment Corporation III, JPMorgan Chase Bank, N.A. (“JPMCB”) as administrative agent, ING Capital LLC (“ING”) as collateral agent and the lenders party thereto. As of the Effective Date, the 2018 Senior Secured Revolving Credit Facility provides that the Company may borrow up to a sublimit of $1.45 billion of the total facility amount, which sublimit may be reduced or increased from time to time pursuant to the terms of the 2018 Senior Secured Revolving Credit Facility and subject to the oversight and approval of the Board. The 2018 Senior Secured Revolving Credit Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $3,435,000,000, with an option for the Company to request, at one or more times after the Effective Date, that existing or new lenders, at their election, provide up to $1,717,500,000 of additional commitments. The 2018 Senior Secured Revolving Credit Facility provides for the issuance of letters of credit on behalf of the Company in an aggregate face amount not to exceed $25 million. The Company’s obligations under the Credit Facility are guaranteed by certain of the Company’s subsidiaries including FCF LLC, CCT Holdings LLC and CCT Holdings II LLC. The Company’s obligations under the 2018 Senior Secured Revolving Credit Facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (continued)

14. Subsequent Events (continued)

Availability under the 2018 Senior Secured Revolving Credit Facility will terminate on August 8, 2022 (the “Revolver Termination Date”) and the outstanding loans under the 2018 Senior Secured Revolving Credit Facility will mature on August 8, 2023. The 2018 Senior Secured Revolving Credit Facility also requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the Revolver Termination Date.

The proceeds of the 2018 Senior Secured Revolving Credit Facility drawn by the Company on the Effective Date were used in part to prepay in full all borrowings outstanding on the Effective Date under the Senior Secured Revolving Credit Facility and 2014 Senior Secured Term Loan.

Interest under the 2018 Senior Secured Revolving Credit Facility is generally based on LIBOR plus an applicable spread of 1.75% or 2.00%, depending on collateral levels. The Company will also pay an annual commitment fee on any unused commitment amounts between 0.375% and 0.50%, depending on utilization levels.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of

Corporate Capital Trust, Inc.

San Francisco, California

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statements of assets and liabilities of Corporate Capital Trust, Inc. and subsidiaries (the “Company”), including the consolidated schedules of investments, as of December 31, 2017 and 2016, and the related consolidated statements of operations, cash flows, and changes in net assets for each of the three years in the period ended December 31, 2017, the consolidated financial highlights for each of the five years in the period ended December 31, 2017, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2017, and the financial highlights for each of the five years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2017 and 2016, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

San Francisco, California

March 14, 2018

We have served as the Company’s auditor since 2010.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	December 31, 2017	December 31, 2016
Assets
Investments at fair value:
Non-controlled, non-affiliated investments (amortized cost of $3,319,093 and $3,797,345, respectively)—including $—and $345,774, respectively, of investments pledged to creditors (Note 10)	$3,225,827	$3,622,442
Non-controlled, affiliated investments (amortized cost of $298,489 and $187,703, respectively)	242,985	142,855
Controlled, affiliated investments (amortized cost of $540,609 and $341,875, respectively)	500,285	259,996

Total investments, at fair value (amortized cost of $4,158,191 and $4,326,923, respectively)	3,969,097	4,025,293
Cash	127,186	127,031
Cash denominated in foreign currency (cost of $3,724 and $5,314, respectively)	3,778	5,229
Restricted cash	51,181	14,353
Collateral on deposit with custodian	—	95,000
Dividends and interest receivable	42,517	53,484
Receivable for investments sold	2,320	49,324
Principal receivable	3,389	2,942
Unrealized appreciation on swap contracts	3,763	39,007
Unrealized appreciation on foreign currency forward contracts	1,194	3,504
Receivable from advisers	2,802	2,040
Deferred offering expense	—	402
Other assets	14,273	13,087

Total assets	4,221,500	4,430,696

Liabilities
Revolving credit facilities	965,000	1,219,000
Term loan payable, net	382,768	385,203
Unsecured notes payable, net	240,612	—
Repurchase agreement payable	—	23,454
Payable for investments purchased	47,097	22,205
Unrealized depreciation on swap contracts	29,604	251
Unrealized depreciation on foreign currency forward contracts	3,401	—
Accrued performance-based incentive fees	8,418	4,905
Accrued investment advisory fees	5,214	7,332
Shareholders’ distributions payable	46,959	—
Deferred tax liability	178	1,991
Other accrued expenses and liabilities	7,147	7,023

Total liabilities	1,736,398	1,671,364

Commitments and contingencies (Note 11)

Net Assets	$2,485,102	$2,759,332

Components of Net Assets
Common stock, $0.001 par value per share, 1,000,000,000 shares authorized, 127,130,589 and 137,351,799 shares issued and outstanding at December 31, 2017 and 2016, respectively	$127	$137
Paid-in capital in excess of par value	2,799,400	3,012,234
Undistributed net investment income	37,633	39,566
Accumulated net realized losses	(134,874)	(32,331)
Accumulated net unrealized depreciation on investments, swap contracts, foreign currency forward contracts and foreign currency translation (net of provision for taxes of $178 and $1,991, respectively)	(217,184)	(260,274)

Net assets	$2,485,102	$2,759,332

Net asset value per share	$19.55	$20.09

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2017	2016	2015
Investment income
Interest income:
Non-controlled, non-affiliated investments (net of tax withholding, $527, $1,257 and $479, respectively)	$327,256	$337,850	$248,362
Non-controlled, affiliated investments	6,185	—	2,237
Controlled, affiliated investments	5	—	—

Total interest income	333,446	337,850	250,599

Payment-in-kind interest income:
Non-controlled, non-affiliated investments	6,402	6,692	16,853
Non-controlled, affiliated investments	194	12,798	13,549
Controlled, affiliated investments	11,541	—	—

Total payment-in-kind interest income	18,137	19,490	30,402

Fee income:
Non-controlled, non-affiliated investments	17,829	13,582	18,305

Total fee income	17,829	13,582	18,305

Dividend and other income:
Non-controlled, non-affiliated investments	6,610	7,659	340
Non-controlled, affiliated investments	—	1,810	1,505
Controlled, affiliated investments	21,687	6,077	9,946

Total dividend and other income	28,297	15,546	11,791

Total investment income	397,709	386,468	311,097

Operating expenses
Investment advisory fees	80,676	82,736	70,298
Interest expense	65,501	51,519	36,311
Performance-based incentive fees	16,139	24,123	8,733
Professional services	5,592	2,876	2,913
Listing advisory fees	4,800	—	—
Investment adviser expenses	3,491	1,316	1,518
Administrative services	3,378	3,446	2,728
Custodian and accounting fees	1,724	1,569	1,309
Offering expenses	402	2,285	4,481
Director fees and expenses	565	495	569
Other	4,484	2,696	2,583

Total operating expenses	186,752	173,061	131,443

Net investment income before taxes	210,957	213,407	179,654
Income tax expense (benefit), including excise tax	658	3,311	2,966

Net investment income	210,299	210,096	176,688

Net realized and unrealized gains (losses)
Net realized gains (losses) on:
Non-controlled, non-affiliated investments	(77,979)	(22,721)	(29,310)
Non-controlled, affiliated investments	—	(4,827)	—
Controlled, affiliated investments	(17,243)	—	—
Swap contracts	27,253	16,962	13,454
Foreign currency forward contracts	(12,006)	7,344	70,096
Foreign currency transactions	716	597	(3,583)

Net realized gains (losses)	(79,259)	(2,645)	50,657

Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	$81,637	$45,797	$(164,032)
Non-controlled, affiliated investments	(10,656)	38,701	(72,896)
Controlled, affiliated investments	41,555	(86,358)	4,479
Swap contracts	(64,597)	38,354	3,847
Foreign currency forward contracts	(5,711)	1,787	(38,728)
Foreign currency translation	(1,026)	(551)	1,778
Provision for taxes	1,888	(2,066)	—

Net change in unrealized appreciation (depreciation)	43,090	35,664	(265,552)

Net realized and unrealized gains (losses)	(36,169)	33,019	(214,895)

Net increase (decrease) in net assets resulting from operations	$174,130	$243,115	$(38,207)

Net investment income per share	$1.54	$1.55	$1.56

Diluted and basic earnings (loss) per share	$1.27	$1.80	$(0.34)

Weighted average number of shares of common stock outstanding (basic and diluted)	136,715,587	135,330,246	113,264,877

Distributions declared per share	$1.81	$1.81	$1.81

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(in thousands, except share amounts)

	Year Ended December 31,
	2017	2016	2015
Operations
Net investment income	$210,299	$210,096	$176,688
Net realized gains (losses) on investments, swap contracts, foreign currency forward contracts and foreign currency transactions	(79,259)	(2,645)	50,657
Net change in unrealized appreciation (depreciation) on investments, swap contracts, foreign currency forward contracts and foreign currency translation	43,090	35,664	(265,552)

Net increase in net assets resulting from operations	174,130	243,115	(38,207)

Distributions to shareholders from
Net investment income	(210,299)	(210,096)	(176,688)
Net realized gains	—	—	(28,356)
Distributions in excess of net investment income (Note 8)	(33,834)	(34,854)	—

Net decrease in net assets resulting from shareholders’ distributions	(244,133)	(244,950)	(205,044)

Capital share transactions
Issuance of shares of common stock	—	127,596	618,505
Reinvestment of shareholders’ distributions	96,994	124,139	105,363
Repurchase of shares of common stock	(301,221)	(84,590)	(32,416)

Net increase/(decrease) in net assets resulting from capital share transactions	(204,227)	167,145	691,452

Total increase (decrease) in net assets	(274,230)	165,310	448,201
Net assets at beginning of period	2,759,332	2,594,022	2,145,821

Net assets at end of period	$2,485,102	$2,759,332	$2,594,022

Capital share activity
Shares issued from subscriptions	—	14,323,113	63,742,355
Shares issued from reinvestment of distributions	4,752,882	13,858,168	10,950,275
Shares repurchased	(15,010,297)	(9,570,072)	(3,394,021)
Fractional share roundup	36,205	—	—

Net increase (decrease) in shares outstanding	(10,221,210)	18,611,209	71,298,609

Undistributed net investment income at end of period	$37,633	$39,354	$67,248

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2017	2016	2015
Operating Activities:
Net increase in net assets resulting from operations	$174,130	$243,115	(38,207)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,582,962)	(1,669,095)	(2,068,738)
(Decrease) increase in payable for investments purchased	24,893	22,204	(34,888)
Payment-in-kind interest capitalized	(15,914)	(21,195)	(29,730)
Proceeds from sales of investments	517,147	614,546	303,077
Proceeds from principal payments	1,180,554	763,474	539,295
Net realized loss on investments	95,222	27,548	29,310
Net change in unrealized appreciation on investments	(112,536)	1,860	232,449
Net change in unrealized (appreciation) depreciation on swap contracts	64,597	(38,354)	(3,847)
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts	5,711	(1,787)	38,728
Net change in unrealized depreciation on foreign currency translation	1,026	551	(1,778)
Amortization of premium/discount, net	(24,633)	(20,164)	(7,353)
Amortization of deferred financing costs	4,512	4,150	3,233
Accretion of discount on term loan payable	408	398	384
Increase in short-term investments, net	(682)	7,065	(6,442)
Decrease (increase) in collateral on deposit with custodian	95,000	47,640	(26,940)
Decrease (increase) in dividends and interest receivable	10,967	(6,953)	(13,973)
Decrease (increase) in receivable for investments sold	47,051	(23,678)	(25,693)
Increase in principal receivable	(447)	(708)	(814)
Decrease in receivable from advisers	(762)	(1,859)	(181)
(Increase) decrease in other assets	(1,896)	1,524	421
Increase (decrease) in accrued investment advisory fees	(2,118)	584	1,784
Increase (decrease) in accrued performance-based incentive fees	3,513	4,156	(4,359)
Decrease in deferred tax liability	(1,888)	2,066	—
Increase in other accrued expenses and liabilities	124	416	2,249

Net cash provided by (used in) operating activities	481,017	(42,496)	(1,112,013)

Financing Activities:
Proceeds from issuance of shares of common stock	—	127,596	618,505
Payments on repurchases of shares of common stock	(301,221)	(84,590)	(32,416)
Distributions paid	(100,180)	(120,811)	(99,681)
Repayments under term loan payable	(4,000)	(4,000)	(4,000)
Borrowings under revolving credit facilities	1,008,500	1,125,000	1,114,792
Repayments of revolving credit facilities	(1,262,500)	(938,792)	(459,450)
Borrowings under unsecured notes payable	245,000	—	—
Borrowings under repurchase agreement	—	24,726	—
Repayments under repurchase agreement	(24,726)	—	—
Deferred financing costs paid	(6,497)	(9,122)	(3,556)

Net cash used in financing activities	(445,624)	120,007	1,134,194

Effect of exchange rate changes on cash	139	(102)	46

Net increase (decrease) in cash	35,532	77,409	22,227
Cash, cash denominated in foreign currency and restricted cash, beginning of period	146,613	69,204	46,977

Cash, cash denominated in foreign currency and restricted cash, end of period	$182,145	$146,613	$69,204

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid for interest	$59,180	$47,011	$32,041

Taxes paid, including excise tax	$3,830	$2,844	$2,047

Distributions reinvested	$96,994	$124,139	$105,363

Distributions payable	$46,959	$—	$—

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
First Lien Senior Secured Loans—67.3%
Abaco Systems, Inc.	(f)(g)(2)	Capital Goods	L+600	1.00%	12/7/2021	$65,015	$62,924	$62,168
ABB CONCISE Optical Group, LLC	(2)	Retailing	L+500	1.00%	6/15/2023	6,795	6,795	6,812
Accuride Corp.	(2)	Capital Goods	L+525	1.00%	11/17/2023	18,295	17,954	18,638
Acosta Holdco, Inc.	(3)	Commercial & Professional Services	L+325	1.00%	9/26/2021	8,000	7,576	7,067
Advantage Sales & Marketing, Inc.	(2)	Commercial & Professional Services	L+325	1.00%	7/23/2021	5,093	4,894	4,978
Agro Merchants Global, LP	(3)	Transportation	L+375	1.00%	12/6/2024	703	699	710
Alion Science & Technology Corp.	(3)	Capital Goods	L+450	1.00%	8/19/2021	2,766	2,764	2,771
AltEn, LLC	(f)(h)(i)(j)(4)	Energy	L + 900 PIK (L + 900 Max PIK)		9/12/2018	40,494	29,836	4,253
AM General, LLC	(f)(g)(3)	Automobiles & Components	L+725	1.00%	12/28/2021	87,604	86,514	88,813
Amtek Global Technology Pte, Ltd. (SGP)	(f)(k)(l)(5)(EUR)	Automobiles & Components	5.00%		11/10/2019	€82,055	91,286	98,454
Bay Club, Co.	(3)	Consumer Services	L+650	1.00%	8/31/2022	$5,536	5,523	5,619
Cengage Learning, Inc.	(3)	Media	L+425	1.00%	6/7/2023	10,000	9,638	9,574
Charlotte Russe, Inc.	(i)(4)	Retailing	L+550	1.25%	5/22/2019	18,136	18,073	7,322
	(i)(4)		L+550	1.25%	5/22/2019	4,440	4,430	1,792
Commercial Barge Line Co.	(3)	Transportation	L+875	1.00%	11/12/2020	7,502	6,411	4,383
CTI Foods Holding Co, LLC	(3)	Food, Beverage & Tobacco	L+350	1.00%	6/29/2020	3,762	3,556	3,344
Distribution International, Inc.	(2)	Retailing	L+500	1.00%	12/15/2021	28,243	23,308	24,024
Eacom Timber Corp. (CAN)	(f)(k)(l)(6)	Materials	L+650	1.00%	11/30/2023	73,209	72,484	72,727
EagleView Technology Corp.	(2)	Capital Goods	L+425	1.00%	7/15/2022	6,842	6,795	6,911
FleetPride Corporation	(2)	Capital Goods	L+400	1.25%	11/19/2019	8,088	8,078	8,076
Frontline Technologies Group, LLC	(f)(g)(2)	Software & Services	L+650	1.00%	9/18/2023	61,759	60,718	60,715
Greystone & Co, Inc.	(f)(g)(6)	Diversified Financials	L+800	1.00%	4/17/2024	37,781	37,431	38,473

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Hunt Mortgage	(f)(g)(3)	Diversified Financials	L+750	1.00%	2/14/2023	$60,619	$59,790	$60,292
JHT Holdings, Inc.	(f)(g)(2)	Capital Goods	L+850	1.00%	5/4/2022	29,080	28,628	30,560
Jo-Ann Stores, Inc.	(9)	Retailing	L+500	1.00%	10/20/2023	16,369	16,215	15,837
KeyPoint Government Solutions, Inc.	(f)(2)	Capital Goods	L+600	1.00%	4/18/2024	14,437	14,304	14,484
Koosharem, LLC	(g)(2)	Commercial & Professional Services	L+650	1.00%	5/15/2020	20,787	20,581	20,302
Matchesfashion, Ltd. (GBR)	(f)(g)(k)(l)(3)	Consumer Durables & Apparel	L+462.50		10/16/2024	12,688	11,752	11,852
McGraw-Hill Global Education Holdings, LLC	(3)	Media	L+400	1.00%	5/4/2022	14,770	14,806	14,763
National Debt Relief, LLC	(f)(g)(2)	Diversified Financials	L+675	1.00%	5/31/2023	11,290	11,237	11,273
	(f)(g)(2)		L+675	1.00%	5/31/2023	7,526	7,489	7,510
NBG Home	(2)	Consumer Durables & Apparel	L+550	1.00%	4/26/2024	25,838	25,345	26,128
NCI, Inc.	(f)(g)(2)	Software & Services	L+750	1.00%	8/15/2024	84,394	83,381	83,595
New Enterprise Stone & Lime Co, Inc.	(f)(g)(2)	Capital Goods	L+800	1.00%	7/8/2021	102,461	101,693	109,584
	(f)(g)(2)		L+800	1.00%	7/8/2021	51,745	51,357	55,342
Nine West Holdings	(2)	Consumer Durables & Apparel	L+1000	1.00%	10/8/2019	16,195	15,558	14,697
P2 Energy Solutions, Inc.	(k)(2)	Software & Services	L+400	1.00%	10/30/2020	2,992	2,932	2,935
Pacific Union Financial, LLC	(f)(3)	Diversified Financials	L+750	1.00%	4/21/2022	72,404	71,728	71,976
PAE Holding Corp.	(6)	Capital Goods	L+550	1.00%	10/20/2022	3,254	3,246	3,279
Petroplex Acidizing, Inc.	(f)(h)(2)	Energy	L + 725, 1.75% PIK (1.75% Max PIK)	1.00%	12/5/2019	22,609	22,609	21,669
	(f)(h)(i)		15.00% PIK (15.00% Max PIK)		12/5/2019	20,596	13,809	3,199
Proserv Acquisition, LLC	(f)(k)(2)	Energy	L+537.50	1.00%	12/22/2021	26,758	21,153	13,636
Proserv Acquisition, LLC (GBR)	(f)(k)(l)(2)		L+537.50	1.00%	12/22/2021	15,706	12,407	8,004
Raley’s	(3)	Food & Staples Retailing	L+525	1.00%	5/18/2022	11,003	10,734	11,127
RedPrairie Corp.	(3)	Software & Services	L+300	1.00%	10/12/2023	9,643	9,743	9,702
Revere Superior Holdings, Inc.	(f)(g)(2)	Software & Services	L+675	1.00%	11/21/2022	2,345	2,299	2,338
	(f)(2)		L+675	1.00%	11/21/2022	471	371	106
	(f)(g)(2)		L+700	1.00%	11/21/2022	65,665	65,019	65,380

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)		Cost(e)	Fair Value
Safety Technology Holdings, Inc.	(f)(3)	Technology Hardware & Equipment	L+600	1.00%	7/7/2022		$7,409	$7,236	$7,517
	(f)(3)		L+600	1.00%	7/29/2022		1,188	1,160	1,212
Savers, Inc.	(2)	Retailing	L+375	1.25%	7/9/2019		11,183	10,607	10,546
Sequa Corp.	(2)	Materials	L+500	1.00%	11/28/2021		14,606	14,687	14,732
SIRVA Worldwide, Inc.	(2)	Commercial & Professional Services	L+650	1.00%	11/22/2022		21,843	21,372	22,062
SMART Global Holdings, Inc.	(f)(k)(7)	Semiconductors & Semiconductor Equipment	P+300		8/9/2022		288	288	232
	(f)(k)(2)		L+625	1.00%	8/9/2022		20,302	19,922	20,466
Smile Brands Group, Inc.	(f)(2)	Health Care Equipment & Services	L+625	1.00%	8/15/2022		12,344	12,218	12,611
SouthernCarlson	(f)(2)	Capital Goods	L+700	1.00%	7/26/2021		3,109	3,079	3,140
	(f)(2)		L+700	1.00%	7/26/2022		38,253	37,812	38,080
	(f)(2)		L+700	1.00%	7/26/2022		5,182	5,133	5,234
Staples Canada (CAN)	(f)(g)(k)(l)(8)(CAD)	Retailing	CDOR + 700	1.00%	9/12/2023	C$	35,641	28,869	27,640
Sweet Harvest Foods Management Co	(f)(g)(2)	Food & Staples Retailing	L+675	1.00%	5/30/2023		$27,021	26,895	26,745
ThreeSixty Group	(f)(g)(3)	Retailing	L+700	1.00%	3/31/2023		52,106	51,411	51,121
Transplace	(3)	Transportation	L+425	1.00%	10/9/2024		4,501	4,561	4,552
Utility One Source LP	(3)	Capital Goods	L+550	1.00%	4/18/2023		9,705	9,617	9,936
Vee Pak, Inc.	(f)(g)(2)	Household & Personal Products	L+675	1.00%	3/9/2023		39,800	39,268	38,236
Waste Pro USA, Inc.	(f)(g)(3)	Commercial & Professional Services	L+750	1.00%	10/15/2020		35,581	35,581	35,581
Wheels Up Partners, LLC	(f)(2)	Transportation	L+855	1.00%	1/26/2021		6,712	6,682	6,659
	(f)(2)		L+855	1.00%	8/26/2021		7,651	7,616	7,590
	(f)(2)		L+710	1.00%	6/30/2024		24,312	24,149	24,111
	(f)(2)		L+710	1.00%	11/1/2024		9,949	9,868	9,867
	(f)(2)		L+710	1.00%	12/21/2024		4,974	4,925	4,925
Willbros Group, Inc.	(f)(3)	Energy	L+1175	1.25%	12/15/2019		4,164	4,164	4,239
	(f)(g)(2)		L+975	1.25%	12/15/2019		25,599	25,599	26,062
WireCo WorldGroup, Inc.	(2)	Capital Goods	L+550	1.00%	9/29/2023		2,633	2,651	2,658
Z Gallerie, LLC.	(f)(6)	Retailing	L+650	1.00%	10/8/2020		31,704	31,507	29,230

Total First Lien Senior Secured Loans								$1,712,750	$1,672,178

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Second Lien Senior Secured Loans—38.0%
Abaco Systems, Inc.	(f)(g)(2)	Capital Goods	L+1050	1.00%	6/7/2022	$63,371	$62,398	$58,040
Agro Merchants Global LP (CYM)	(f)(l)(3)	Transportation	L+800	1.00%	11/30/2025	20,000	19,502	19,500
Amtek Global Technology Pte. Ltd (SGP)	(f)(k)(l)*(EUR)	Automobiles & Components			11/10/2019	59,281	55,225	40,475
Belk, Inc	(f)(g)	Retailing	10.50%		6/12/2023	99,615	98,009	85,711
CTI Foods Holding Co., LLC	(3)	Food, Beverage & Tobacco	L+725	1.00%	6/28/2021	23,219	23,036	18,111
Culligan International Co	(f)(3)	Household & Personal Products	L+850	1.00%	12/13/2024	65,984	65,303	66,098
Emerald Performance Materials, LLC	(3)	Materials	L+775	1.00%	8/1/2022	2,041	2,035	2,044
Genoa (QoL)	(3)	Health Care Equipment & Services	L+800	1.00%	10/28/2024	10,828	10,682	11,018
Grocery Outlet, Inc.	(2)	Food & Staples Retailing	L+825	1.00%	10/21/2022	15,346	14,994	15,408
Higginbotham Insurance Agency, Inc.	(f)(3)	Insurance	L+725	1.00%	12/1/2025	18,696	18,509	18,509
iParadigms Holdings, LLC	(2)	Software & Services	L+725	1.00%	7/29/2022	21,868	21,750	21,431
MedAssets, Inc.	(f)(g)(3)	Health Care Equipment & Services	L+975	1.00%	4/20/2023	63,000	61,428	63,945
Misys, Ltd. (GBR)	(k)(l)(2)	Software & Services	L+725	1.00%	6/13/2025	8,403	8,343	8,450
NBG Home	(f)(2)	Consumer Durables & Apparel	L+975	1.00%	9/30/2024	34,205	33,720	34,366
NEP Broadcasting, LLC	(3)	Media	L+700	1.00%	1/23/2023	5,955	6,002	6,007
P2 Energy Solutions, Inc.	(k)(2)	Software & Services	L+800	1.00%	4/30/2021	71,312	70,163	65,963
Petrochoice Holdings, Inc.	(f)(g)(6)	Capital Goods	L+875	1.00%	8/21/2023	65,000	63,458	62,812
Plaskolite, LLC	(f)(2)	Materials	L+900	1.00%	11/3/2023	33,543	32,703	33,879
Polyconcept North America, Inc.	(f)(3)	Consumer Durables & Apparel	L+1000	1.00%	2/16/2024	29,376	28,766	30,029
Sequa Corp.	(2)	Materials	L+900	1.00%	4/28/2022	20,976	20,789	21,264
Sparta Systems, Inc.	(f)(g)(2)	Software & Services	L+825	1.00%	7/27/2025	35,062	34,555	34,250
SquareTwo Financial Corp.	(f)(h)(i)(4)	Diversified Financials	L + 1000 PIK (L + 1000 Max PIK)	1.00%	5/24/2019	6,685	6,458	618
Sungard Public Sector, LLC	(f)(g)(2)	Software & Services	L+850	1.00%	1/31/2025	16,109	15,961	16,089
Vencore, Inc.	(2)	Capital Goods	L+875	1.00%	5/23/2020	57,673	57,117	58,322
Vertafore, Inc.	(f)(3)	Software & Services	L+900	1.00%	6/30/2024	81,500	79,444	82,342

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Vestcom International, Inc.	(f)(3)	Consumer Services	L+850	1.00%	4/28/2024	$58,000	$57,256	$57,776
WireCo WorldGroup, Inc.	(2)	Capital Goods	L+900	1.00%	9/30/2024	11,226	11,158	11,296

Total Second Lien Senior Secured Loans							$978,764	$943,753

Other Senior Secured Debt—5.7%
Angelica Corp.	(f)(h)	Health Care Equipment & Services	10.00% PIK (10.00% Max PIK)		12/30/2022	34,205	33,568	34,205
Artesyn Technologies, Inc.	(m)	Technology Hardware & Equipment	9.75%		10/15/2020	20,962	20,455	20,595
Cleaver-Brooks Inc	(m)	Capital Goods	7.88%		3/1/2023	9,687	9,817	9,929
Direct ChassisLink, Inc.	(m)	Transportation	10.00%		6/15/2023	17,425	18,706	19,385
DJO Finance, LLC	(m)	Health Care Equipment & Services	8.13%		6/15/2021	9,950	9,245	9,303
Guitar Center, Inc.	(m)	Retailing	6.50%		4/15/2019	5,377	5,107	4,974
Nesco	(m)	Capital Goods	6.88%		2/15/2021	9,125	5,962	7,756
Pattonair Holdings, Ltd.	(m)	Capital Goods	9.00%		11/1/2022	5,645	5,663	5,836
Rockport (Relay)	(f)(h)(i)(j)	Consumer Durables & Apparel	15.00% PIK (15.00% Max PIK)		7/31/2022	29,299	28,755	17,766
Vivint, Inc.		Commercial & Professional Services	7.63%		9/1/2023	10,925	11,476	11,553

Total Other Senior Secured Debt							$148,754	$141,302

Total Senior Debt							$2,840,268	$2,757,233

Subordinated Debt—15.4%
Alion Science & Technology Corp.	(f)(g)(m)	Capital Goods	11.00%		8/19/2022	68,603	67,822	66,816
Cemex Materials, LLC	(m)	Materials	7.70%		7/21/2025	58,454	61,665	66,345
Cengage Learning, Inc.	(m)	Media	9.50%		6/15/2024	15,000	13,557	13,575
ClubCorp Club Operations, Inc.	(m)	Consumer Services	8.50%		9/15/2025	14,600	14,500	14,235
Exemplis Corp.	(f)(h)(2)	Commercial & Professional Services	L + 700, 4.00% PIK (4.00% Max PIK)		3/23/2020	13,017	13,017	13,017
Hilding Anders (SWE)	(f)(h)(k)(l)(n)(EUR)	Consumer Durables & Apparel	13.00% PIK (13.00% Max PIK)		6/30/2021	€99,748	109,308	90,604

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
	(f)(h)(i)(k)(l)(n)(EUR)		12.00% PIK (12.00% Max PIK)		12/31/2022	$3,026	$507	$956
	(f)(h)(i)(k)(l)(n)(EUR)		12.00% PIK (12.00% Max PIK)		12/31/2023	22,230	939	1
	(f)(h)(i)(k)(l)(n)(EUR)		18.00% PIK (18.00% Max PIK)		12/31/2024	41,136	12,850	12,993
Home Partners of America, Inc.	(f)(j)(3)	Real Estate	L+700	1.00%	10/8/2022	75,000	73,744	76,500
Kenan Advantage Group, Inc./The	(m)	Transportation	7.88%		7/31/2023	2,308	2,215	2,389
Vertiv Group Corp.	(m)	Technology Hardware & Equipment	9.25%		10/15/2024	22,713	22,929	24,246

Total Subordinated Debt							$393,053	$381,677

Asset Based Finance—13.9%
AMPLIT JV LP, Limited Partnership Interest	(f)(k)	Diversified Financials				N/A	7,137	1,896
Bank of Ireland (IRL)	(f)(k)(l)(m)(2)	Banks	L+1185		12/4/2027	15,105	15,105	15,105
Comet Aircraft SARL (LUX), Common Shares	(f)(k)(l)(n)	Capital Goods				549,451	48,692	35,760
Central Park Leasing Aggregator, L.P. (LUX), Partnership Interest	(f)(k)(l)	Capital Goods				N/A	64,177	72,045
LSF IX Java Investments Ltd. (IRL)	(f)(k)(l)(10)(EUR)	Diversified Financials	E+315		12/3/2019	€56,406	54,892	65,774
Montgomery Credit Holdings, LP, Limited Partnership Interest	(f)(k)	Diversified Financials				N/A	18,357	18,312
Orchard Marine, Ltd. (VGB), Class B Common Stock	(f)(j)(k)(l)	Transportation				1,964	3,069	—
Orchard Marine, Ltd. (VGB), Series A Preferred Stock	(f)(j)(k)(l)(o)	Transportation				58,920	57,962	21,009
Star Mountain SMB Multi-Manager Credit Platform, LP, Limited Partnership Interest(f)(k)		Diversified Financials				N/A	56,504	63,075

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Toorak Capital Partners, LLC, Membership Interest	(f)(k)(n)	Diversified Financials				N/A	$46,140	$53,531

Total Asset Based Finance							$372,035	$346,507

Strategic Credit Opportunities Partners, LLC—12.1%
Strategic Credit Opportunities Partners, LLC	(f)(k)(n)	Diversified Financials				294,027	$294,028	$300,652

Strategic Credit Opportunities Partners, LLC							$294,028	$300,652

Equity/Other—7.3%
Algeco/Scotsman Holdings SARL (LUX), Class B Limited Partnership Interests	(f)(k)(l)*	Consumer Durables & Apparel				301	3,007	6,255
Alion Science & Technology Corp., Class A Membership Interest	(f)*	Capital Goods				N/A	7,350	5,125
AltEn, LLC, Membership Units	(f)(j)*	Energy				2,384	2,955	—
Amtek Global Technology Pte. Ltd (SGP), Warrants	(f)(k)(l)*(EUR)	Automobiles & Components			12/31/2018	9,991	4,785	—
Angelica Corp., Limited Partnership Interest	(f)*	Health Care Equipment & Services				877,044	47,562	9,257
Belk, Inc., Units	(f)*	Retailing				1,642	7,846	2,349
Cengage Learning Holdings II, LP, Common Stock	(f)*	Media				227,802	7,529	3,681
Genesys Telecommunications Laboratories, Inc., Class A Shares	(f)*	Technology Hardware & Equipment				40,529	—	—
Genesys Telecommunications Laboratories, Inc., Class A1-A5 shares	(f)*					3,463,150	120	658

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	(f)*					2,768,806	$—	$—
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	(f)*					41,339	—	—
Genesys Telecommunications Laboratories, Inc., Preferred Shares	(f)*					1,050,465	—	—
Hilding Anders (SWE), Arle PIK Interest	(f)(h)(i)(k)(l)(n)(EUR)	Consumer Durables & Apparel			12/31/2022	3,834	—	—
Hilding Anders (SWE), Class A Common Stock	(f)(k)(l)(n)*(SEK)					4,503,411	132	3
Hilding Anders (SWE), Class B Common Stock	(f)(k)(l)(n)*(SEK)					574,791	25	—
Hilding Anders (SWE), Class C Common Stock	(f)(k)(l)(n)*(SEK)					213,201	—	—
Hilding Anders (SWE), Equity Options	(f)(k)(l)(n)*(SEK)				12/31/2020	236,160,807	14,988	409
Home Partners of America, Common Stock	(f)(j)*	Real Estate				100,044	101,876	122,652
Home Partners of America, Warrants	(f)(j)*				8/7/2024	2,675	292	805
Jones Apparel Holdings, Inc., Common Stock	(f)*	Consumer Durables & Apparel				5,451	872	—
Nine West Holdings, Inc., Common Stock	(f)*	Consumer Durables & Apparel				5,451	6,541	—
Keystone Australia Holdings, Pty. Ltd. (AUS), Residual Claim	(f)(k)(l)*(AUD)	Consumer Services				N/A	7,945	1,975
KKR BPT Holdings Aggregator, LLC, Membership Interest	(f)(k)(n)*	Diversified Financials				N/A	13,000	5,376

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Louisiana-Pacific Corp, Lien Reserve Claim, Lien Reserve Claim	(f)*	Materials			9/15/2024	380	$—	$380
NBG Home, Common Stock	(f)*	Consumer Durables & Apparel				1,903	2,565	3,130
Petroplex Acidizing, Inc., Warrants	(f)*	Energy				8	—	—
Polyconcept North America, Inc., Class A-1 Units	(f)*	Consumer Durables & Apparel				29,376	2,938	2,719
PQ Corp., Class B Common Stock	*	Materials				270,885	3,337	4,456
Rockport (Relay), Class A Unit	(f)(j)*	Consumer Durables & Apparel				219,349	—	—
Sentry Holdings, Ltd. (JEY), Common Shares A	(f)(k)(l)*(GBP)	Insurance				16,450	—	—
Sentry Holdings, Ltd. (JEY), Preferred B Shares	(f)(k)(l)*(GBP)					6,113,719	9,064	8,948
SquareTwo Financial Corp., Series A Preferred Stock	(f)(h)(i)	Diversified Financials	12.50% PIK (12.50% Max PIK)			16,044	5,457	—
Stuart Weitzman, Inc., Common Stock	(f)*	Consumer Durables & Apparel				5,451	—	—
Towergate (GBR), Ordinary Shares	(f)(k)(l)*(GBP)	Insurance				116,814	173	171
Willbros Group, Inc., Common Stock	*	Energy				2,810,814	7,760	3,991

Total Equity/Other							$258,119	$182,340

Total Investments, excluding Short Term Investments— 159.7%							$4,157,503	$3,968,409

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments  (continued)

As of December 31, 2017

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Short Term Investments—0.0%
Goldman Sachs Financial Square Funds—Prime Obligations Fund(p)			1.40%			688,065	$688	$688

Total Short Term Investments							$688	$688

TOTAL INVESTMENTS — 159.7%(q)							$4,158,191	$3,969,097

LIABILITIES IN EXCESS OF OTHER ASSETS—(59.7%)								(1,483,995)

NET ASSETS—100.0%								$2,485,102

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

A summary of outstanding financial instruments at December 31, 2017 is as follows:

Foreign Currency forward Contracts

Foreign Currency	Settlement Date	Counterparty	Amount and Transaction		US$ Value at Settlement Date	US$ Value at December 31, 2017	Unrealized Appreciation (Depreciation)
AUD	January 11, 2018	JP Morgan Chase Bank	A$	4,736 Sold	$3,624	$3,695	$(71)
AUD	January 11, 2018	JP Morgan Chase Bank	A$	2,000 Bought	(1,512)	(1,560)	48
CAD	September 11, 2018	State Street Bank and Trust Company	C$	35,650 Sold	29,328	28,429	899
EUR	January 11, 2018	JP Morgan Chase Bank		€76,299 Sold	90,523	91,590	(1,067)
EUR	July 8, 2019	JP Morgan Chase Bank		€5,641 Sold	6,357	7,033	(676)
EUR	July 8, 2019	JP Morgan Chase Bank		€22,300 Sold	26,298	27,806	(1,508)
GBP	January 11, 2018	JP Morgan Chase Bank		£9,836 Bought	(13,036)	(13,283)	247
GBP	April 9, 2018	JP Morgan Chase Bank		£8,433 Sold	11,345	11,424	(79)

Total					$152,927	$155,134	$(2,207)

Cross currency swaps

Counterparty	Company Receives Fixed Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	2.200% on USD notional amount of $188,109	0.000% on EUR notional amount of €177,545	12/31/2019	—	$(26,362)
JP Morgan Chase Bank	1.960% on USD notional amount of $36,092	0.500% on GBP notional amount of £29,125	6/30/2018	—	(3,242)

				$—	$(29,604)

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Interest rate swaps

Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation
JP Morgan Chase Bank	$100,000	3-Month LIBOR	1.36%	12/31/2020	$—	$2,282	$2,282
JP Morgan Chase Bank	$100,000	3-Month LIBOR	0.84%	3/31/2019	—	1,481	1,481

					$—	$3,763	$3,763

As of December 31, 2017, for the above contracts and/or agreements, the Company had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)

Non-controlled/non-affiliated investments as defined by the Investment Company Act of 1940, as amended (“1940 Act”), unless otherwise indicated. Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(c)	Represents maturity of debt securities and expiration of applicable equity investments.

(d)	Denominated in U.S. dollars unless otherwise noted.

(e)	Represents amortized cost for debt securities and cost for equity investments translated to U.S. dollars.

(f)	Investments classified as Level 3 whereby fair value was determined by the Company’s Board of Directors. (see Note 2).

(g)

Security or portion thereof was held within CCT New York Funding LLC (formerly, CCT SE I LLC) and was pledged as collateral supporting the amounts outstanding under the revolving credit facility with JPMorgan Chase Bank as of December 31, 2017.

(h)

The underlying credit agreement or indenture contains a PIK provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

(i)	Investment was on non-accrual status as of December 31, 2017.

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(j)

Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. The aggregate fair value of non-controlled, affiliated investments at December 31, 2017 represented 9.8% of the Company’s net assets. Fair value as of December 31, 2017 along with transactions during the year ended December 31, 2017 in these affiliated investments were as follows (amounts in thousands):

	Fair Value at December 31, 2016	Year Ended December 31, 2017			Fair Value at December 31, 2017	Year Ended December 31, 2017
Non-Controlled, Affiliated Investments		Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)		Net Realized Gain (Loss)	Interest Income***	Fee Income	Dividend Income
AltEn, LLC
Membership Units	$—	$—	$—	$—	$—	$—	$—	$—	$—
Term Loan	8,733	—	—	(4,480)	4,253	—	—	—	—
Home Partners of America, Inc.
Subordinated Debt	—	73,744	—	2,756	76,500	—	6,185	—	—
Common Stock	113,013	2,150	—	7,489	122,652	—	—	—	—
Warrants	607	—	—	198	805	—	—	—	—
Orchard Marine, Ltd.
Class B Common Stock	—	—	—	—	—	—	—	—	—
Series A Preferred Stock	20,502	6,137	—	(5,630)	21,009	—	—	—	—
Rockport Company LLC
Term Loan	—	28,755	—	(10,989)	17,766	—	194	—	—
Private Equity	—	—	—		—	—	—	—	—

Totals	$142,855	$110,786	$—	$(10,656)	$242,985	$—	$6,379	$—	$—

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

***	Includes payment-in-kind interest income.

(k)

The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act. A business development company may not acquire any assets other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The Company calculates its compliance with the qualifying assets test on a “look through” basis by

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

disregarding the value of the Company’s total return swaps and treating each loan underlying the total return swaps as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 72.4% of the Company’s total assets represented qualifying assets as of December 31, 2017.

(l)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(m)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.

(n)

Controlled investment as defined by the 1940 Act, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities or maintains the ability to nominate greater than 50% of the board representation. The aggregate fair value of controlled at December 31, 2017 represented 20.1% of the Company’s net assets. Fair value as of December 31, 2017 along with transactions during the year ended December 31, 2017 in these controlled investments were as follows (amounts in thousands):

	Fair Value at December 31, 2016	Year Ended December 31, 2017			Fair Value at December 31, 2017	Year Ended December 31, 2017
Controlled Investments		Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)		Net Realized Gain (Loss)	Interest Income***	Fee Income	Dividend Income
Comet Aircraft S.A.R.L	$49,157	$—	$(926)	$(12,471)	$35,760	$—	$—	$—	$9,764
Guardian Investors, LLC	3,704	—	(8,860)	5,156	—	(3,413)	—	—	—
Hilding Anders
Subordinated Debt	84,693	11,138	(31,839)	40,562	104,554	(9,389)	11,546	—	—
Class A Common Stock	—	—	—	3	3	—	—	—	—
Class B Common Stock	—	—	—	—	—	—	—	—	—
Class C Common Stock	—	—	—	—	—	—	—	—	—
Equity Options	2,253	—	—	(1,844)	409	—	—	—	—
Innovating Partners, LLC	4,372	—	(11,363)	6,991	—	(4,441)	—	—	—
KKR BPT Holdings Aggregator, LLC	9,835	1,000	(1,200)	(4,259)	5,376	—	—	—	—
Strategic Credit Opportunities Partners, LLC	98,998	201,628	—	26	300,652	—	—	—	11,314
Toorak Capital Partners, LLC	6,984	39,156	—	7,391	53,531	—	—	—	609

Totals	$259,996	$252,922	$(54,188)	$41,555	$500,285	$(17,243)	$11,546	$—	$21,687

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

***	Includes payment-in-kind interest income.

(o)	The issuer of this investment has elected to pay the stated dividend rate upon liquidation of the investment.

(p)	7-day effective yield as of December 31, 2017.

(q)

As of December 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $125,530; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $314,624; the net unrealized depreciation was $189,094; and the aggregate cost of securities for Federal income tax purposes was $4,158,191.

*	Non-income producing security.

(1)	Not used.

(2)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at December 31, 2017 was 1.69%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(3)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at December 31, 2017 was 1.56%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(4)

The interest rate on these investments is subject to a base rate of 12-Month LIBOR, which at December 31, 2017 was 2.11%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(5)

The interest rate on these investments is subject to a base rate of 3-month EURIBOR, which at December 31, 2017 was (0.33%). The current base rate for each investment may be different from the reference rate on December 31, 2017.

(6)

The interest rate on these investments is subject to a base rate of 2-Month LIBOR, which at December 31, 2017 was 1.62%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(7)

The interest rate on these investments is subject to a base rate of PRIME rate, which at December 31, 2017 was 4.50%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(8)

The interest rate on these investments is subject to a base rate of 3-Month Canadian Banker Acceptance Rate, which at December 31, 2017 was 1.54%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(9)

The interest rate on these investments is subject to a base rate of 6-Month LIBOR, which at December 31, 2017 was 1.84%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(10)

The interest rate on these investments is subject to a base rate of 1-month EURIBOR, which at December 31, 2017 was (0.37%). The current base rate for each investment may be different from the reference rate on December 31, 2017.

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Abbreviations:

AUD—Australian	Dollar; local currency investment amount is denominated in Australian Dollar. A$1 / US $0.780 as of December 31, 2017.

CAD—Canadian	Dollar; local currency investment amount is denominated in Canadian Dollar. C$1 / US $0.796 as of December 31, 2017.

EUR—Euro;	local currency investment amount is denominated in Euros. €1 / US $1.200 as of December 31, 2017.

GBP—British	Pound Sterling; local currency investment amount is denominated in Pound Sterling. £1 / US $1.350 as of December 31, 2017.

SEK—Swedish	Krona; local currency investment amount is denominated in Swedish Kronor. SEK1 / US $0.122 as of December 31, 2017.

AUS—Australia

CAN—Canada

CYM—Cayman	Islands

GBR—United	Kingdom

IRL—Ireland

JEY—Jersey

LUX—Luxembourg

SGP—Singapore

SWE—Sweden

VGB—British	Virgin Islands

E	= EURIBOR—Euro Interbank Offered Rate

L	= LIBOR—London Interbank Offered Rate, typically 3-Month

PIK—PIK—Payment-in-kind;	the issuance of additional securities by the borrower to settle interest payment obligations.

P	= PRIME—U.S. Prime Rate

CDOR	= Canadian Banker Acceptance Rate

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2016

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
First Lien Senior Secured Loans—56.1%
A10 Capital, LLC	(f)(g)(3)	Real Estate	L + 700	1.00%	10/15/2021	$27,659	$27,339	$27,936
Abaco Systems, Inc.	(f)(h)(2)	Capital Goods	L + 600	1.00%	12/7/2021	65,678	63,136	64,364
ABILITY Network, Inc.	(2)	Health Care Equipment & Services	L + 500	1.00%	5/14/2021	634	625	637
Accuride Corp.	(2)	Capital Goods	L + 700	1.00%	11/3/2023	11,004	10,676	10,784
Agro Merchants NAI Holdings, LLC	(f)(h)(2)	Transportation	L + 700	1.00%	10/1/2020	73,448	72,814	72,826
Algeco/Scotsman (LUX)	(f)(g)(i)(j)(k)	Consumer Durables & Apparel	15.75% PIK (15.75% Max PIK)		5/1/2018	41,958	32,642	8,024
AltEn, LLC	(f)(j)(k)(l)(3)	Energy	L + 900 (L + 900 Max PIK)		9/12/2018	36,567	29,836	8,733
AM General LLC	(f)(h)(2)	Automobiles & Components	L + 725	1.00%	12/28/2021	97,338	95,880	95,878
American Freight, Inc.	(f)(2)	Retailing	L + 625	1.00%	10/31/2020	32,036	31,925	32,036
Amtek Global Technology Pte. Ltd. (SGP)	(f)(g)(i)(5)(EUR)	Automobiles & Components	E + 900	1.00%	11/10/2019	€7,633	8,338	7,876
	(f)(g)(i)(5)(EUR)		E + 900	1.00%	11/10/2019	56,564	57,986	58,366
	(f)(g)(i)(5)(EUR)		E + 900	1.00%	11/10/2019	58,055	59,514	59,905
	(f)(g)(i)(5)(EUR)		E + 900	1.00%	11/10/ 2019	8,078	8,281	8,336
BeyondTrust Software, Inc.	(f)(2)	Software & Services	L + 700	1.00%	9/25/2019	$11,926	11,841	11,548
Casual Dining BidCo, Ltd. (GBR)	(f)(g)(i)(2)(GBP)	Consumer Services	L + 825		12/11/2020	£40,546	60,338	49,635
Centric Group, LLC	(f)(7)	Retailing	P + 575		10/14/2021	$652	526	127
	(f)(3)		L + 675	1.00%	10/14/2022	75,000	73,540	74,691
Charlotte Russe, Inc.	(2)	Retailing	L + 550	1.25%	5/22/2019	4,478	4,463	2,723
	(2)		L + 550	1.25%	5/22/2019	18,291	18,190	11,123
Dentix (SPN)	(f)(g)(i)(5)(EUR)	Health Care Equipment & Services	E + 825		12/14/2021	€21,000	21,161	21,159
Distribution International, Inc.	(2)	Retailing	L + 500	1.00%	12/15/2021	$4,148	3,494	3,588
EagleView Technology Corp.	(2)	Software & Services	L + 425	1.00%	7/15/2022	6,913	6,856	6,941
FleetPride Corp.	(2)	Capital Goods	L + 400	1.25%	11/19/2019	888	786	844
Greystone & Co., Inc.	(f)(2)	Diversified Financials	L + 800	1.00%	3/26/2021	33,080	32,685	32,746
Gymboree Corp.	(2)	Retailing	L + 350	1.50%	2/23/2018	10	8	5
Imagine! Print Solutions, Inc.	(f)(2)	Media	L + 625	1.00%	3/31/2023	14,888	14,345	14,888
iPayment, Inc.	(2)	Software & Services	L + 525	1.50%	5/8/2017	11,885	11,871	11,469
Jacuzzi Brands, Inc.	(f)(2)	Capital Goods	L + 650	1.25%	7/3/2019	16,132	15,970	15,909
	(f)(2)		L + 650	1.25%	7/3/2019	15,000	14,700	14,792
Jacuzzi Brands, Inc. (LUX)	(f)(i)(2)	Capital Goods	L + 650	1.25%	7/3/2019	20,118	19,916	19,840
JHT Holdings, Inc.	(f)(h)(2)	Capital Goods	L + 850	1.00%	5/4/2022	36,025	35,366	36,613

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)		Cost(e)	Fair Value
KeyPoint Government Solutions, Inc.	(f)(2)	Capital Goods	L + 650	1.25%	11/13/2017		$27,902	$27,774	$27,902
Keystone Australia Holdings, Pty. Ltd. (AUS)	(f)(g)(i)(k)(m)(AUD)	Consumer Services	15.00%		8/7/2019	A$	31,021	27,501	11,813
Koosharem, LLC	(h)(2)	Commercial & Professional Services	L + 650	1.00%	5/15/2020		$19,006	18,882	17,224
Marshall Retail Group, LLC	(f)(2)	Retailing	L + 600	1.00%	8/25/2020		16,468	16,354	14,825
MCS AMS Sub-Holdings, LLC	(h)(2)	Commercial & Professional Services	L + 650	1.00%	10/15/2019		24,994	24,557	23,369
NEP Group, Inc.	(2)	Media	L + 325	1.00%	1/22/2020		497	490	501
New Enterprise Stone & Lime Co., Inc.	(f)(h)(2)	Capital Goods	L + 850	1.00%	3/19/2021		102,461	101,519	104,833
	(f)(h)(2)		L + 850	1.00%	3/19/2021		51,745	51,269	52,943
Nine West Holdings, Inc.	(2)	Consumer Durables & Apparel	L + 375	1.00%	10/8/2019		13,281	13,110	8,325
NMI Holdings, Inc.	(f)(g)(2)	Insurance	L + 750	1.00%	11/15/2018		37,431	37,071	37,398
P & L Development, LLC	(f)(h)(j)(3)	Pharmaceuticals, Biotechnology & Life Sciences	L + 750, 1.00% PIK (1.00% Max PIK)	1.00%	5/1/2020		56,312	55,918	56,892
Pacific Union Financial, LLC	(f)(3)	Diversified Financials	L + 800	1.00%	5/31/2019		58,062	57,359	58,933
Paradigm Acquisition Corp.	(2)	Health Care Equipment & Services	L + 500	1.00%	6/2/2022		10,925	10,791	10,875
Petroplex Acidizing, Inc., 1.00%	(f)(j)(k)	Energy	15.00% PIK (15.00% Max PIK)		12/5/2019		17,740	13,809	1,012
	(f)(j)(2)		L + 725, 1.75% PIK (1.75% Max PIK)	1.00%	12/5/2019		22,268	22,268	20,866
Plaskolite, LLC	(2)	Materials	L + 475	1.00%	11/3/2022		8	8	8
Proserv Acquisition, LLC	(f)(g)(2)	Energy	L + 537.5	1.00%	12/22/2021		27,033	21,357	17,266
Proserv Acquisition, LLC (GBR)	(f)(g)(i)(2)	Energy	L + 537.5	1.00%	12/22/2021		15,867	12,535	10,134
Raley’s	(2)	Food & Staples Retailing	L + 625	1.00%	5/18/2022		11,383	11,055	11,511
Safety Technology Holdings, Inc.	(f)(2)	Technology Hardware & Equipment	L + 600	1.00%	7/7/2022		7,481	7,275	7,428
SARquavitae Servicios a la Dependencia, S.L. (LUX)	(f)(g)(i)(j)(5)(EUR)	Health Care Equipment & Services	E + 800 (2.00% Max PIK)	1.00%	9/30/2022		€28,297	29,240	29,965
	(f)(g)(i)(j)(5)(EUR)		E + 800 (2.00% Max PIK)	1.00%	9/30/2022		14,306	14,782	15,149
	(f)(g)(i)(j)(5)(EUR)		E + 800 (2.00% Max PIK)	1.00%	9/30/2022		3,131	3,235	3,316
Sequa Corp.	(2)	Capital Goods	L + 400	1.25%	6/19/2017		$7,352	6,763	6,983
SIRVA Worldwide, Inc.	(n)(2)	Commercial & Professional Services	L + 650	1.00%	11/18/2022		22,773	22,204	22,375
Smile Brands Group, Inc.	(f)(2)	Health Care Equipment & Services	L + 625	1.00%	8/15/2018		12,469	12,320	12,709
SouthernCarlson	(f)(2)	Capital Goods	L + 700	1.00%	6/30/2022		38,349	37,764	38,402

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Tibco Software, Inc.	(3)	Software & Services	L + 550	1.00%	12/4/2020	$1,923	$1,881	$1,935
Traverse Midstream Partners, LLC	(f)(2)	Energy	L + 1000	1.00%	11/10/2020	2,348	2,310	2,312
	(f)(2)		L + 1000	1.00%	11/10/2020	15,263	15,012	15,027
	(f)(2)		L + 1000	1.00%	11/10/2020	7,044	6,928	6,936
	(f)(2)		L + 1000	1.00%	11/10/2020	11,741	11,545	11,559
TTM Technologies, Inc.	(g)(2)	Technology Hardware & Equipment	L + 425	1.00%	5/31/2021	8,827	8,585	8,960
Waste Pro USA, Inc.	(f)(h)(2)	Transportation	L + 750	1.00%	10/15/2020	35,948	35,948	36,127
Willbros Group, Inc.	(f)(h)(2)	Energy	L + 975	1.25%	12/15/2019	25,599	25,599	25,078
Z Gallerie, Inc.	(f)(2)	Retailing	L + 650	1.00%	10/8/2020	31,948	31,693	31,867

Total First Lien Senior Secured Loans							$1,641,759	$1,547,100

Second Lien Senior Secured Loans—38.9%
Abaco Systems, Inc.	(f)(h)(2)	Capital Goods	L + 1050	1.00%	6/7/2022	63,371	62,243	63,400
Angelica Corporation	(f)(k)(4)	Health Care Equipment & Services	L + 875	1.25%	8/20/2019	52,169	50,869	9,201
Applied Systems, Inc.	(2)	Software & Services	L + 650	1.00%	1/24/2022	21,242	21,293	21,513
Belk, Inc.	(f)(h)(2)	Retailing	10.50%		6/12/2023	99,615	97,813	94,154
Bon-Ton Department Stores, Inc.	(f)(g)(2)	Retailing	L + 950	1.00%	3/18/2021	13,529	13,272	13,036
CPI International, Inc.	(f)(3)	Capital Goods	L + 700	1.00%	9/16/2017	28,000	27,741	28,000
CTI Foods Holding Co., LLC	(2)	Food, Beverage & Tobacco	L + 725	1.00%	6/28/2021	23,219	22,994	21,129
Culligan International Co	(f)(2)	Household & Personal Products	L + 850	1.00%	11/15/2024	37,500	36,753	36,750
EagleView Technology Corp.	(2)	Software & Services	L + 825	1.00%	7/14/2023	33,000	32,565	32,949
Excelitas Technologies Corp.	(f)(j)(2)	Technology Hardware & Equipment	L + 975, 3.00% PIK (3.00% Max PIK)	1.00%	4/29/2021	114,273	114,273	109,883
Genoa (QoL)	(2)	Health Care Equipment & Services	L + 800	1.00%	10/28/2024	10,828	10,668	10,828
Greenway Medical Technologies	(2)	Health Care Equipment & Services	L + 825	1.00%	11/4/2021	4,066	4,024	3,964
Grocery Outlet, Inc.	(2)	Food & Staples Retailing	L + 825	1.00%	10/21/2022	40,346	39,268	40,459
iParadigms Holdings, LLC	(2)	Software & Services	L + 725	1.00%	7/29/2022	22,595	22,456	21,804
MedAssets, Inc.	(f)(h)(3)	Health Care Equipment & Services	L + 975	1.00%	4/19/2023	63,000	61,232	62,856
NEP Group, Inc.	(2)	Media	L + 875	1.25%	7/22/2020	641	625	647
NewWave Communications, Inc.	(2)	Media	L + 800	1.00%	10/30/2020	13,712	13,684	13,352
P2 Energy Solutions, Inc.	(2)	Software & Services	L + 800	1.00%	4/30/2021	3,538	3,513	3,241
	(2)		L + 800	1.00%	4/30/2021	74,312	72,776	68,088
Petrochoice Holdings, Inc.	(f)(h)(2)	Capital Goods	L + 875	1.00%	8/21/2023	65,000	63,272	64,541
Plaskolite, LLC	(f)(2)	Materials	L + 825	1.00%	11/3/2023	33,543	32,605	33,879

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Polyconcept North America, Inc.	(f)(3)	Consumer Durables & Apparel	L + 1000	1.00%	12/31/2023	$29,376	$28,675	$28,970
Press Ganey Holdings, Inc.	(3)	Health Care Equipment & Services	L + 800	1.00%	10/21/2024	6,703	6,636	6,837
SI Organization, Inc.	(2)	Capital Goods	L + 875	1.00%	5/23/2020	87,673	86,737	88,623
SquareTwo Financial Corp.	(f)(j)(2)	Diversified Financials	L + 1000 PIK (L + 1000 Max PIK)	1.00%	5/24/2019	11,026	11,026	5,977
	(f)(j)(2)		L + 950 PIK (L + 950 Max PIK)	1.00%	5/24/2019	2,852	2,807	2,852
Valeo Foods Group Ltd. (IRL)	(f)(g)(i)(3)(GBP)	Food, Beverage & Tobacco	L + 800	1.00%	5/8/2023	£29,125	43,749	36,074
Vertafore, Inc.	(f)(2)	Software & Services	L + 900	1.00%	6/30/2024	$81,500	79,179	82,722
Vestcom International, Inc.	(f)(2)	Consumer Services	L + 850	1.00%	4/28/2024	58,000	57,135	57,130
WireCo WorldGroup, Inc.	(2)	Capital Goods	L + 950	1.00%	7/12/2024	11,226	11,152	11,324

Total Second Lien Senior Secured Loans							$1,131,035	$1,074,183

Other Senior Secured Debt—4.9%
Artesyn Technologies, Inc.	(o)(p)	Technology Hardware & Equipment	9.75%		10/15/2020	16,059	15,625	14,694
Calumet Specialty Products Partners, LP	(g)(o)(p)	Energy	11.50%		1/15/2021	13,398	13,199	15,307
Direct ChassisLink, Inc.	(o)(p)	Transportation	10.00%		6/15/2023	5,726	5,821	5,912
Guitar Center, Inc.	(o)(p)	Retailing	6.50%		4/15/2019	19,256	19,003	17,475
iPayment, Inc.	(f)(o)(p)	Software & Services	9.50%		12/15/2019	4,611	4,611	4,217
Louisiana Public Facilities Authority	(f)(k)(2)	Energy	L + 1000	1.50%	1/1/2020	34,330	33,586	13,026
	(f)(k)(p)(2)		L + 1000		1/1/2020	10,650	10,650	4,041
Maxim Crane, LP	(o)(p)	Capital Goods	10.13%		8/1/2024	3,821	3,821	4,088
NESCO, LLC	(o)(p)	Capital Goods	6.88%		2/15/2021	12,885	8,624	10,566
OAG Holdings, LLC	(f)(j)(k)	Energy	8.00%, 2.00% PIK (2.00% Max PIK)		12/20/2020	21,260	18,694	1,546
PQ Corp.	(o)(p)	Materials	6.75%		11/15/2022	1,052	1,052	1,126
RedPrairie Corp.	(o)(p)	Software & Services	7.38%		10/15/2024	13,805	13,805	14,305
Rockport Group, LLC	(f)	Consumer Durables & Apparel	9.50%		7/31/2022	28,516	27,913	27,422
Towergate (GBR)	(g)(i)(o)(p)(GBP)	Insurance	8.75%		4/2/2020	£936	1,422	1,061

Total Other Senior Secured Debt							$177,826	$134,786

Total Senior Debt							$2,950,620	$2,756,069

Subordinated Debt—23.3%
Alion Science & Technology Corp.	(f)(h)(p)	Capital Goods	11.00%		8/19/2022	$68,603	$67,706	$65,471

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Block Communications, Inc.	(o)(p)	Media	7.25%		2/1/2020	$845	$849	$856
Builders FirstSource, Inc.	(g)(o)(p)	Capital Goods	10.75%		8/15/2023	1,431	1,431	1,642
Cemex Materials, LLC	(o)(p)	Materials	7.70%		7/21/2025	58,454	61,983	61,669
ClubCorp Club Operations, Inc.	(o)(p)	Consumer Services	8.25%		12/15/2023	693	661	735
Datatel, Inc.	(o)(p)	Software & Services	9.00%		9/30/2023	3,320	3,212	3,519
Exemplis Corp.	(f)(j)(2)	Commercial & Professional Services	L + 700, 4.00% PIK (4.00% Max PIK)		3/23/2020	19,398	19,398	19,689
GCI, Inc.	(o)	Telecommunication Services	6.75%		6/1/2021	890	885	912
	(o)		6.88%		4/15/2025	13,693	13,620	13,898
GCP Applied Technologies, Inc.	(g)(o)(p)	Materials	9.50%		2/1/2023	911	911	1,045
Genesys Telecommunications Laboratories Inc.	(o)(p)	Software & Services	10.00%		11/30/2024	17,516	17,516	18,611
Hilding Anders (SWE)	(f)(g)(i)(j)(q)(EUR)	Consumer Durables & Apparel	13.00% PIK (13.00% Max PIK)		6/30/2021	€112,535	130,162	77,837
	(f)(g)(i)(j)(k)(q)(EUR)		12.00% PIK (12.00% Max PIK)		12/31/2022	2,733	507	505
	(f)(g)(i)(j)(k)(q)(EUR)		12.00% PIK (12.00% Max PIK)		12/31/2023	22,230	939	2
	(f)(g)(i)(j)(k)(q)(EUR)		18.00% PIK (18.00% Max PIK)		12/31/2024	34,358	12,697	6,349
Hillman Group, Inc.	(o)(p)	Consumer Durables & Apparel	6.38%		7/15/2022	$559	540	525
Home Partners of America	(f)(3)	Real Estate	L + 700	1.00%	6/8/2023	75,000	73,540	74,815
JC Penney Corp., Inc.	(g)(o)	Retailing	5.65%		6/1/2020	8,354	6,003	8,239
Jo-Ann Stores, Inc.	(o)(p)	Retailing	8.13%		3/15/2019	10,186	10,136	10,135
Kenan Advantage Group, Inc.	(o)(p)	Transportation	7.88%		7/31/2023	25,773	25,624	26,031
Lightower Fiber, LLC	(f)	Telecommunication Services	10.00%		2/12/2022	11,555	11,350	11,752
	(f)(j)		12.00% PIK (12.00% Max PIK)		8/12/2025	9,999	9,840	10,219
MultiPlan, Inc.	(o)(p)	Health Care Equipment & Services	7.13%		6/1/2024	2,336	2,336	2,459
Platform Specialty Products Corp.	(g)(o)(p)	Materials	10.38%		5/1/2021	2,747	2,747	3,042
PQ Corp.	(f)(p)(2)	Materials	L + 1075	1.00%	5/1/2022	133,488	130,981	138,564
Riverbed Technology, Inc.	(o)(p)	Technology Hardware & Equipment	8.88%		3/1/2023	10,662	10,763	11,302
Solera Holdings, Inc.	(o)(p)	Software & Services	10.50%		3/1/2024	20,864	20,141	23,472
Surgery Center Holdings, Inc.	(g)(o)(p)	Health Care Equipment & Services	8.88%		4/15/2021	5,972	6,021	6,360

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
TIBCO Software, Inc.	(o)(p)	Software & Services	11.38%		12/1/2021	$22,443	$21,963	$22,443
Vertiv Co.	(o)(p)	Technology Hardware & Equipment	9.25%		10/15/2024	19,178	19,178	20,329

Total Subordinated Debt							$683,640	$642,427

Asset Based Finance—12.5%
Central Park Leasing SARL (LUX), Partnership Interest	(f)(g)(i)*	Capital Goods				N/A	$64,367	$64,509
Comet Aircraft SARL (LUX), Common Shares	(f)(g)(i)(q)	Capital Goods				549,451	49,618	49,157
GA Capital Specialty Lending Fund, Limited Partnership Interest	(f)(g)	Diversified Financials				N/A	65,145	65,145
Guardian Investors, LLC, Membership Interest	(f)(g)(q)	Diversified Financials				N/A	8,860	3,704
Innovating Partners, LLC, Membership Interest	(f)(g)(q)	Diversified Financials				N/A	11,363	4,372
LSF IX Java Investments, Ltd (IRL), Facility B	(f)(g)(i)(r)(6)(EUR)	Diversified Financials	E + 315		12/3/2019	€56,406	51,178	51,073
Orchard Marine, Ltd. (VGB), Class B Common Stock	(f)(g)(i)(l)*	Transportation				1,964	3,069	—
Orchard Marine, Ltd. (VGB), Series A Preferred Stock	(f)(g)(i)(j)(l)(t)		9.00%			52,782	51,825	20,502
Star Mountain SMB Multi-Manager Credit Platform, LP, Limited Partnership Interest	(f)(g)	Diversified Financials				N/A	47,487	50,638
Trade Finance Funding I, Ltd. 2013—1A Class B (CYM)	(f)(g)(i)(p)	Diversified Financials	10.75%		11/13/2018	$28,221	28,221	28,221
Toorak Capital Partners, LLC, Membership Interest	(f)(g)(q)*	Diversified Financials				N/A	6,984	6,984

Total Asset Based Finance							$388,117	$344,305

Strategic Credit Opportunities Partners, LLC—3.6%
Strategic Credit Opportunities Partners, LLC, Units	(f)(g)(q)*	Diversified Financials				$92,400	$92,400	$98,998

Total Strategic Credit Opportunities Partners, LLC							$92,400	$98,998

Equity/Other—6.6%
Alion Science & Technology Corp., Class A Membership Interest	(f)*	Capital Goods				N/A	7,350	6,685
AltEn, LLC, Membership Units	(f)*	Energy				2,384	2,955	—
Amtek Global Technology Pte. Ltd. (SGP), Warrants	(f)(g)(i)*(EUR)	Automobiles & Components			12/31/2017	9,991	4,636	3,379
	(f)(g)(i)*(EUR)				12/31/2018	9,991	4,785	3,413
Belk, Inc., Units	(f)	Retailing				1,642	7,846	4,600
Cengage Learning Holdings II, LP, Common Stock	(f)	Media				227,802	7,529	4,985

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Education Management Corp., Common Stock	(f)*	Consumer Services				$3,779,591	$1,047	$—
Education Management Corp., Warrants	(f) *				1/5/2022	2,320,791	371	—
Excelitas Technologies Corp., Class A Membership Interest	(f)*	Technology Hardware & Equipment				N/A	5,636	5,421
Genesys Telecommunications Laboratories, Inc., Preferred Shares	(f)*	Software Services				1,050,465	—	—
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	(f)*					2,768,806	—	—
Genesys Telecommunications Laboratories, Inc., Class A Shares	(f)*					40,529	—	—
Genesys Telecommunications Laboratories, Inc., Class A1 – A5 Shares	(f)					3,463,150	120	686
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	(f)*					41,339	—	—
Hilding Anders (SWE), Arle PIK Interest	(f)(g)(i)(q)*(EUR)	Consumer Durables & Apparel				N/A	—	—
Hilding Anders (SWE), Class A Common Stock	(f)(g)(i)(q)*(SEK)					4,503,408	132	—
Hilding Anders (SWE), Class B Common Stock	(f)(g)(i)(q)*(SEK)					574,791	25	—
Hilding Anders (SWE), Class C Common Stock	(f)(g)(i)(q)*(SEK)					213,201	—	—
Hilding Anders (SWE), Equity Options	(f)(g)(i)(q)*(SEK)				12/31/2020	236,160,807	14,988	2,253
Home Partners of America, Inc., Common Stock	(f)(l)*	Real Estate				98,053	99,725	113,013
Home Partners of America, Inc., Warrants	(f)(l)*				8/7/2024	2,674	292	607
iPayment, Inc., Common Stock	(f)*	Software & Services				538,143	1,988	950
Jacuzzi Brands, Inc., Warrants	(f)*	Capital Goods			7/3/2019	49,888	—	1,400
Jones Apparel Group Holdings, Inc., Common Stock	(f)*	Consumer Durables & Apparel				5,451	872	3,025
Keystone Australia Holdings, Pty. Ltd. (AUS), Warrants	(f)(g)(i)(s)*(AUD)	Consumer Services				1,588,469	1,019	—
KKR BPT Holdings Aggregator, LLC, Membership Interest	(f)(g)(q)*	Diversified Financials				N/A	13,200	9,835
Nine West Holdings, Inc., Common Stock	(f)*	Consumer Durables & Apparel				5,451	6,541	—
OAG Holdings, LLC, Overriding Royalty Interest	(f)	Energy				N/A	2,354	—
Petroplex Acidizing, Inc., Warrants	(f)*	Energy			12/29/2026	8	—	—
Polyconcept North America Holdings, Inc., Class A-1 Units	(f)*	Consumer Durables & Apparel				29,376	2,938	2,708
PQ Corp., Class B Common Stock	(f)*	Materials				18,059	3,337	3,077

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Company(a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date(c)	No. Shares/ Principal Amount(d)	Cost(e)	Fair Value
Sentry Holdings, Ltd. (JEY), Common Shares A	(f)(g)(i)*(GBP)	Insurance				$16,450	$—	$—
Sentry Holdings, Ltd. (JEY), Preferred B Shares	(f)(g)(i)*(GBP)					6,113,719	9,064	6,962
SquareTwo Financial Corp., Series A Preferred Stock	(f)(k)	Diversified Financials	12.50%			16,044	5,457	—
Stuart Weitzman, Inc., Common Stock	(f)*	Consumer Durables & Apparel				5,451	—	1,249
Towergate (GBR), Ordinary Shares	(f)(g)(i)*(GBP)	Insurance				116,814	173	133
Willbros Group, Inc., Common Stock	*	Energy				2,810,814	7,760	9,107
Total Equity/Other							$212,140	$183,488

Total Investments, excluding Short Term Investments — 145.9%							$4,326,917	$4,025,287

Short Term Investments—0.0%
Goldman Sachs Financial Square Funds—Prime Obligations Fund FST Preferred Shares	(u)		0.74%			5,522	$6	$6
Total Short Term Investments							$6	$6

TOTAL INVESTMENTS — 145.9%(v)							$4,326,923	$4,025,293

LIABILITIES IN EXCESS OF OTHER ASSETS—(45.8%)								(1,265,961)

NET ASSETS—100.0%								$2,759,332

Collateral on Deposit with Custodian—3.4%
Bank of Nova Scotia—Certificate of Deposit					3/31/2017	$95,000	$95,000	$95,000

Total Collateral on Deposit with Custodian							$95,000	$95,000

Derivative Instruments (Note 4)—1.5%
Cross currency swaps	(f)						$—	$26,497
Foreign currency forward contracts	(f)						—	3,504
Interest rate swaps	(f)						—	8,862
Total return swaps	(f)(g)						—	3,397

Total Derivative Instruments							$—	$42,260

(a)	Security may be an obligation of one or more entities affiliated with the named company.

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments  (continued)

As of December 31, 2016

(in thousands, except share amounts)

(b)

Non-controlled/non-affiliated investments as defined by the 1940 Act, unless otherwise indicated. Non-controlled/non-affiliated investments are investments that are neither controlled investments nor affiliated investments.

(c)	Represents maturity of debt securities and expiration of applicable equity investments.

(d)	Denominated in U.S. dollars unless otherwise noted.

(e)	Represents amortized cost for debt securities and cost for equity investments translated to U.S. dollars.

(f)	Investments classified as Level 3 whereby fair value was determined by the Company’s Board of Directors (see Note 2).

(g)

The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act. A business development company may not acquire any assets other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The Company calculates its compliance with the qualifying assets test on a “look through” basis by disregarding the value of the Company’s total return swaps and treating each loan underlying the total return swaps as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 74.7% of the Company’s total assets represented qualifying assets as of December 31, 2016.

(h)

Security or portion thereof was held within CCT New York Funding LLC (formerly, CCT SE I LLC) and was pledged as collateral supporting the amounts outstanding under the revolving credit facility with JPMorgan Chase Bank as of December 31, 2016.

(i)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(j)

The underlying credit agreement or indenture contains a PIK provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.

(k)	Investment was on non-accrual status as of December 31, 2016.

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

(l)

Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as controlled investments. The aggregate fair value of non-controlled, affiliated investments at December 31, 2016 represented 8.3% of the Company’s net assets. Fair value as of December 31, 2015 and December 31, 2016 along with transactions during the year ended December 31, 2016 in these affiliated investments were as follows (amounts in thousands):

		Year Ended December 31, 2016				Year Ended December 31, 2016
Non-Controlled, Affiliated Investments	Fair Value at December 31, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2016	Net Realized Gain (Loss)	Interest Income***	Fee Income	Dividend Income
AltEn, LLC
Membership Units	$—	$—	$—	$—	$—	$—	$—	$—	$—
Term Loan	9,353	—	—	(620)	8,733	—	—	—	—
Hilding Anders (1)
Subordinated Debt	94,473	13,976	(149,132)	40,683	—	(4,827)	12,798	—	—
Class A Common Stock	—	—	(132)	132	—	—	—	—	—
Class B Common Stock	—	—	(25)	25	—	—	—	—	—
Equity Options	213	—	(14,988)	14,775	—	—	—	—	—
Home Partners of America, Inc.
Common Stock	76,608	26,518	—	9,887	113,013	—	—	—	—
Warrants	370	—	—	237	607	—	—	—	—
Orchard Marine, Ltd.
Class B Common Stock	—	—	—	—	—	—	—	—	—
Series A Preferred Stock	38,082	8,838	—	(26,418)	20,502	—	—	—	1,810

Totals	$219,099	$49,332	$(164,277)	$38,701	$142,855	$(4,827)	$12,798	$—	$1,810

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

***	Includes PIK interest income.

(1)

The Company acquired additional shares of the outstanding voting securities of this portfolio company on December 31, 2016, resulting in the investments being classified as controlled investments as of December 31, 2016.

(m)	The interest rate on this investment is comprised of a 7.00% cash payment plus an 8.00% redemption premium, to be paid upon redemption of the notes.

(n)	Position or portion thereof unsettled as of December 31, 2016.

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

(o)

Security or portion thereof is held within Paris Funding, LLC and is pledged as collateral supporting the amounts outstanding under the committed facility agreement with BNP Paribas Prime Brokerage, Inc. and eligible to be hypothecated as allowed under Rule 15c2-1(a)(1) of the Securities Exchange Act of 1934 (“Exchange Act”) subject to the limits of the rehypothecation agreement by and between these parties. See Note 10 “Borrowings” for additional information.

(p)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act, pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act.

(q)

Controlled investment as defined by the 1940 Act, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities or maintains the ability to nominate greater than 50% of the board representation. The aggregate fair value of controlled at December 31, 2016 represented 6.3% of the Company’s net assets. Fair value as of December 31, 2015 and December 31, 2016 along with transactions during the year ended December 31, 2016 in these controlled investments were as follows (amounts in thousands):

		Year Ended December 31, 2016				Year Ended December 31, 2016
Controlled Investments	Fair Value at December 31, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2016	Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Comet Aircraft S.A.R.L	$52,126	$—	$—	$(2,969)	$49,157	$—	$—	$—	$4,001
Guardian Investors, LLC	11,821	—	(1,569)	(6,548)	3,704	—	—	—	894
Hilding Anders
Subordinated Debt	—	144,305	—	(59,612)	84,693	—	—	—	—
Arle PIK Interest	—	—	—	—	—	—	—	—	—
Class A Common Stock	—	132	—	(132)	—	—	—	—	—
Class B Common Stock	—	25	—	(25)	—	—	—	—	—
Class C Common Stock	—	—	—	—	—	—	—	—	—
Equity Options	—	14,988	—	(12,735)	2,253	—	—	—	—
Innovating Partners, LLC	16,826	—	(2,509)	(9,945)	4,372	—	—	—	1,182
KKR BPT Holdings Aggregator, LLC	7,125	3,700	—	(990)	9,835	—	—	—	—
Strategic Credit Opportunities Partners, LLC	—	92,400	—	6,598	98,998	—	—	—	—
Toorak Capital Partners, LLC	—	6,984	—	—	6,984	—	—	—	—

Totals	$87,898	$262,534	$(4,078)	$(86,358)	$259,996	$—	$—	$—	$6,077

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(r)

Security is pledged as collateral supporting the amounts outstanding under the repurchase agreement with Credit Suisse Securities (Europe) Limited. See Note 10. “Borrowings” for additional information.

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

(s)	Expiration date contingent on certain events pursuant to underlying agreements.

(t)	The issuer of this investment has elected to pay the stated dividend rate upon liquidation of the investment.

(u)	7-day effective yield as of December 31, 2016.

(v)

As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $90,073; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $388,565; the net unrealized depreciation was $298,492; and the aggregate cost of securities for Federal income tax purposes was $4,323,785.

*	Non-income producing security.

(1)	Not used.

(2)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at December 31, 2016 was 1.00%. The current base rate for each investment may be different from the reference rate on December 31, 2016.

(3)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at December 31, 2016 was 0.77%. The current base rate for each investment may be different from the reference rate on December 31, 2016.

(4)

The interest rate on these investments is subject to a base rate of 12-Month LIBOR, which at December 31, 2016 was 1.69%. The current base rate for each investment may be different from the reference rate on December 31, 2016.

(5)

The interest rate on these investments is subject to the base rate of 3-month EURIBOR, which at December 31, 2016 was (0.32%). The current base rate for each investment may be different from the reference rate on December 31, 2016.

(6)

The interest rate on these investments is subject to the base rate of 1-month EURIBOR, which at December 31, 2016 was (0.37%). The current base rate for each investment may be different from the reference rate on December 31, 2016.

(7)

The interest rate on these investments is subject to the base rate of PRIME, which at December 31, 2016 was 3.75%. The current base rate for each investment may be different from the reference rate on December 31, 2016.

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Abbreviations:

AUD—Australian Dollar; local currency investment amount is denominated in Australian Dollar. A$1 / US $0.720 as of December 31, 2016.

EUR—Euro; local currency investment amount is denominated in Euros. €1 / US $1.052 as of December 31, 2016.

GBP—British Pound Sterling; local currency investment amount is denominated in Pound Sterling. £1 / US $1.234 as of December 31, 2016.

SEK—Swedish Krona; local currency investment amount is denominated in Swedish Kronor. SEK1 / US $0.109 as of December 31, 2016.

AUS—Australia

CAN—Canada

CYM—Cayman Islands

GBR—United Kingdom

IRL—Ireland

JEY—Jersey

LUX—Luxembourg

SGP—Singapore

SPN—Spain

SWE—Sweden

VGB—British Virgin Islands

E = EURIBOR—Euro Interbank Offered Rate

L = LIBOR—London Interbank Offered Rate

P = PRIME—U.S. Prime Rate

PIK—Payment-in-kind; the issuance of additional securities by the borrower to settle interest payment obligations.

See notes to consolidated financial statements.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

1. Principal Business and Organization

Corporate Capital Trust, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 9, 2010. The Company is a non-diversified closed-end management investment company and regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to provide its shareholders with current income and, to a lesser extent, long-term capital appreciation, by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of its advisers. The Company commenced business operations on June 17, 2011 and investment operations on July 1, 2011. The Company has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and operates in a manner so as to qualify for the tax treatment applicable to RICs.

Through November 2017, the Company was externally managed by CNL Fund Advisors Company (“CNL”) and KKR Credit Advisors (US) LLC (“KKR,” and together with CNL, the “Advisers”), which were responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments and ongoing monitoring of the Company’s investment portfolio. Both Advisers are registered as investment advisers with the Securities and Exchange Commission (“SEC”). CNL also provided the administrative services necessary for the Company to operate. On November 14, 2017, shares of the Company’s common stock commenced trading on the New York Stock Exchange with the ticker symbol “CCT” (the “Listing”). Concurrent with the Listing, KKR acquired certain of CNL’s assets primarily used in its role as investment adviser to the Company, and in connection with that transaction, KKR became the sole investment adviser of the Company.

As of December 31, 2017 the Company had various wholly owned subsidiaries including, among others, (i) Paris Funding LLC (“Paris Funding”), CCT Tokyo Funding LLC (“CCT Tokyo Funding”) and CCT New York Funding LLC (formerly CCT SE I LLC, “CCT New York Funding”), special purpose financing subsidiaries organized for the purpose of arranging secured debt financing with banks and borrowing money to invest in portfolio companies, (ii) Halifax Funding LLC (“Halifax Funding”), a special purpose financing subsidiary organized to enter into total return swaps (“TRS”) and (iii) FCF LLC, CCT Holdings LLC and CCT Holdings II LLC, (collectively, the “Taxable Subsidiaries”), wholly-owned subsidiaries which are taxed as corporations for federal income tax purposes and were organized to hold certain equity securities of portfolio companies organized as pass-through entities for U.S. tax purposes.

2. Significant Accounting Policies

Basis of Presentation—The accompanying consolidated financial statements of the Company are prepared in accordance with the instructions to Form 10-K and accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC Topic 946” ).

Principles of Consolidation—Under ASC Topic 946, the Company is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit the Company. In accordance therewith, the Company has consolidated the results of its wholly owned subsidiaries in its consolidated financial statements. All intercompany account balances and transactions have been eliminated in consolidation.

In accordance with the guidance for the consolidation of variable interest entities (each, a “VIE”), the Company analyzes its variable interests, including its equity investments, to determine if the entity in which it

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

has a variable interest is a variable interest entity. The Company’s analysis includes both quantitative and qualitative reviews. The Company bases its quantitative analysis on the forecasted cash flows of the entity, and its qualitative analysis on its review of the design of the entity, its organizational structure including decision-making ability and financial agreements. The Company also uses its quantitative and qualitative analyses to determine if it is the primary beneficiary of the VIE, and if such determination is made, it will include the accounts of the VIE in its consolidated financial statements.

The Company does not consolidate its equity interest in Strategic Credit Opportunities Partners, LLC, a joint venture with Conway Capital, an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company, (“SCJV”). For a further description of the Company’s investment in SCJV, see Note 3. “Investments”.

Use of Estimates—The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the consolidated financial statements, (ii) the reported amounts of income and expenses during the reporting periods presented and (iii) disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

Cash—Cash consists of demand deposits and foreign currency.

Restricted Cash—Amounts included in restricted cash represent collections of principal and interest on investments held in a segregated custody account as collateral for one of the Company’s credit facilities. The cash is released to the Company quarterly.

Valuation of Investments—The Company measures the value of its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by FASB. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the Company considers its principal market to be the market that has the greatest volume and level of activity.

ASC Topic 820 defines hierarchical levels directly related to the amount of subjectivity associated with the inputs used to determine fair values of assets and liabilities. The hierarchical levels and types of inputs used to measure fair value for each level are described as follows:

Level 1—Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short-term investment funds and foreign currency are generally included in Level 1. The Company does not adjust the quoted price for these investments.

Level 2—Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, foreign currency forward contracts, cross currency and interest rate swaps and certain over-the-counter derivatives.

Level 3—Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are TRS agreements, illiquid corporate bonds and loans, unlisted common and preferred stock investments, and equity options that lack observable market pricing.

In certain cases, the inputs used to measure fair value may fall within different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Depending on the relative liquidity in the markets for certain investments, the Company may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available or reliable. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and the consideration of factors specific to the investment.

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to the Company’s portfolio investments for which market quotations are not readily available, the Company’s board of Directors (the “Board”) is responsible for determining in good faith the fair value of the Company’s portfolio investments in accordance with the valuation policy and procedures approved by the Board, based on, among other things, the input of the Company’s Advisers and management, its audit committee, and independent third-party valuation firms.

The Company and the Board conduct the fair value determination process on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been determined had a readily available market value existed for such investments, and the differences could be material. Further, such investments are generally less liquid than publicly traded securities. If the Company were required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, the Company could realize significantly less than the value recorded by the Company.

The Company and its Advisers undertake a multi-step valuation process each quarter for determining the fair value of the Company’s investments the market prices of which are not readily available, as described below:

•	Each portfolio company or investment is initially valued by the Company’s independent third party valuation firm (external valuation), which provides a valuation range and/or KKR (internal valuation).

•

Valuation recommendations are formulated and documented by KKR and reviewed by KKR’s valuation committee. The KKR valuation committee then provides its valuation recommendation for each portfolio investment, along with supporting documentation, to the Company.

•	After the Company’s management has substantially completed its review, it forwards the valuation recommendations and supporting documentation for audit committee review.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

•

The Board then discusses the investment valuation recommendations with KKR and, based on those discussions and the related review process conducted by the Company’s audit committee, determines the fair value of the investments in good faith.

The valuation techniques used by the Company for the assets and liabilities that are classified as Level 3 in the fair value hierarchy are described below.

Senior Debt and Subordinated Debt: Senior debt and subordinated debt investments are initially valued at transaction price and are subsequently valued using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) comparisons to benchmark derivative indices or (iii) valuation models. Valuation models are generally based on yield analysis and discounted cash flow techniques, where the key inputs are based on relative value analyses and the assignment of risk-adjusted discounted rates, based on the analysis of similar instruments from similar issuers. In addition, an illiquidity discount is applied where appropriate.

Equity/Other Investments: Equity/other investments are initially valued at transaction price and are subsequently valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) market and income (discounted cash flow) approaches, in which various internal and external factors are considered, and (ii) earnings before interest, taxes, depreciation and amortization (“EBITDA”) valuation multiples analysis. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and assumed inputs used to calculate terminal values, such as EBITDA exit multiples. The fair value for a particular investment will generally be within the value range conclusions derived by the two approaches. Upon completion of the valuations conducted, an illiquidity discount is applied where appropriate.

The Company relies primarily on information provided by managers of private investment funds in valuing the Company’s investments in such funds. KKR monitors the valuation methodology used by the asset manager and/or issuer of the private investment fund. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular private investment fund, the Board considers whether it is appropriate, in light of all relevant circumstances, to value the Company’s investment at the net asset value reported by the private investment fund at the time of valuation or to adjust the value to reflect a premium or discount.

Total Return Swaps: The Company valued its TRS in accordance with the TRS agreements between its wholly owned subsidiary and the TRS counterparty, which collectively established the TRS. Pursuant to the TRS agreements, the value of the TRS was based on (i) the increase or decrease in the value of the TRS assets relative to the notional amounts, (ii) collected and accrued interest income and fee income related to the TRS assets, (iii) TRS financing costs on the TRS settled notional amounts, and (iv) certain other expenses incurred under the TRS. The TRS assets were valued pursuant to the valuation algorithm specified in the TRS agreements, including reliance on indicative bid prices provided by independent third-party pricing services. Bid prices reflect the highest price that market participants may be willing to pay. On a quarterly basis, the Company’s Advisers reviewed, tested and compared (i) the indicative bid prices assigned to each TRS asset by the TRS counterparty with (ii) pricing inputs that are independently sourced by the Company’s management and/or its Advisers from third-party pricing services. Additionally, the Company’s Advisers reviewed the calculations of (i) collected and accrued interest, (ii) TRS financing costs, and (iii) realized gains and losses as included components of the TRS fair value. For additional

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

disclosures on the Company’s TRS, including quantitative disclosures of the current period fair value components, see Note 4. “Derivative Instruments.”

The Company utilizes several valuation techniques that use unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. The valuation techniques, as well as the key unobservable inputs that have a significant impact on the Company’s Level 3 valuations, are described in Note 5. “Fair Value of Financial Instruments.” The unobservable pricing inputs and assumptions may differ by asset and in the application of the Company’s valuation methodologies. The reported fair value estimates could vary materially if the Company had chosen to incorporate different unobservable pricing inputs and other assumptions.

Security Transactions, Realized/Unrealized Gains or Losses, and Income Recognition—Investment transactions are recorded on the trade date. The Company measures realized gains or losses from the sale of investments using the specific identification method. Realized gains or losses are measured by the difference between the net proceeds from the sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. The amortized cost basis of investments includes (i) the original cost and (ii) adjustments for the accretion/amortization of market discounts and premiums, original issue discount and loan origination fees. The Company reports changes in fair value of investments as a component of net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Interest Income—Interest income is recorded on an accrual basis and includes amortization of premiums to par value and accretion of discounts to par value. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Generally, loan origination, closing, commitment and other fees received by the Company directly or indirectly from borrowers in connection with the closing of investments are accreted over the contractual life of the debt investment as interest income based on the effective interest method. Upon prepayment of a debt investment, any prepayment penalties and unamortized loan fees and discounts are recorded as interest income.

Certain of the Company’s investments in debt securities contain a contractual payment-in-kind (“PIK”) interest provision. The PIK provisions generally feature the obligation or the option at each interest payment date of making interest payments in (i) cash, (ii) additional debt securities or (iii) a combination of cash and additional debt securities. PIK interest, computed at the contractual rate specified in the investment’s credit agreement, is accrued as interest income and recorded as interest receivable up to the interest payment date. On the interest payment dates, the Company will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. When additional PIK securities are received on the interest payment date, they typically have the same terms, including maturity dates and interest rates as the original securities issued. PIK interest generally becomes due at maturity of the investment or upon the investment being called by the issuer.

If the portfolio company valuation indicates the value of the PIK investment is not sufficient to cover the contractual PIK interest, the Company will not accrue additional PIK interest income and will record an allowance for any accrued PIK interest receivable as a reduction of interest income in the period the Company determines it is not collectible.

Debt securities are placed on nonaccrual status when principal or interest payments are at least 90 days past due or when there is reasonable doubt that principal or interest will be collected. Generally, accrued interest is

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

reversed against interest income when a debt security is placed on nonaccrual status. Interest payments received on debt securities on nonaccrual status may be recognized as interest income or applied to principal based on management’s judgment. Debt securities on nonaccrual status are restored to accrual status when past due principal and interest are paid and, in management’s judgment, such investments are likely to remain current on interest payment obligations. The Company may make exceptions to this treatment if the debt security has sufficient collateral value and is in the process of collection.

Fee Income—KKR or its affiliates may provide financial advisory services to portfolio companies and in return may receive fees for capital structuring services. KKR is obligated to remit to the Company any earned capital structuring fees based on the pro-rata portion of the Company’s investment in co-investment transactions and originated investments. These fees are generally nonrecurring and are recognized as fee income by the Company upon the investment closing date.

The Company may also receive fees for commitments, amendments and other services rendered to portfolio companies. Such fees are recognized as fee income when earned or the services are rendered.

Dividend Income—Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated earnings in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Derivative Instruments—The Company’s derivative instruments include foreign currency forward contracts, cross currency swaps and interest rate swaps and, until June 30, 2017, the TRS. The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result, the Company presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations. TRS unrealized appreciation (depreciation) was composed of accrued interest income, net of accrued TRS financing charges owed, and the overall change in fair value of the TRS assets. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gains (losses) on derivative instruments in the condensed consolidated statements of operations. TRS realized gains and losses are composed of realized gains or losses on the TRS assets and the net interest and fees received or paid on the quarterly TRS settlement date.

Deferred Financing Costs—Financing costs, including upfront fees, commitment fees and legal fees related to the Company’s credit facilities and term loan and the TRS are deferred and amortized over the life of the related financing instrument using either the effective interest method or straight-line method. The amortization of deferred financing costs is included in interest expense in the consolidated statements of operations.

Paid In Capital—The Company recorded the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid-in capital in excess of par value, excluding selling commissions and marketing support fees.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Foreign Currency Translation, Transactions and Gains/Losses—Foreign currency amounts are translated into U.S. dollars on the following basis: (i) at the exchange rate on the last business day of the reporting period for the fair value of investment securities, other assets and liabilities; and (ii) at the prevailing exchange rate on the respective recording dates for the purchase and sale of investment securities, income, expenses, gains and losses.

Net assets and fair values are presented based on the applicable foreign exchange rates described above and the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held; therefore, fluctuations related to foreign exchange rate conversions are included with the net realized gains (losses) and unrealized appreciation (depreciation) on investments.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Company and the U.S. dollar equivalent of the amounts actually received or paid by the Company.

Unrealized appreciation (depreciation) from foreign currency translation for foreign currency forward contracts and cross currency swaps is included in net change in unrealized appreciation (depreciation) in derivative instruments in the consolidated statements of operations and is included with unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of assets and liabilities. Unrealized appreciation (depreciation) from foreign currency translation for other receivables or payables is presented as net change in unrealized appreciation (depreciation) in foreign currency translation in the consolidated statements of operations.

Management Fees—The Company incurs a base management fee (recorded as investment advisory fees) and performance-based incentive fees, including (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains, due to its Advisers pursuant to an investment advisory agreement described in Note 6. “Related Party Transactions.” The two components of performance-based incentive fees are combined and expensed in the consolidated statements of operations and accrued in the consolidated statements of assets and liabilities as accrued performance-based incentive fees. Pursuant to the terms of the investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) based on the Company’s realized capitalized gains on a cumulative basis from inception, net of all realized capital losses on a cumulative basis and unrealized depreciation at year end, less the aggregate amount of any previously paid capital gains incentive fees. Although the terms of the investment advisory agreement do not provide for the inclusion of unrealized gains in the calculation of the incentive fee on capital gains, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, for GAAP purposes, the Company includes unrealized gains in the calculation of the incentive fee on capital gains expense and related accrued incentive fee on capital gains. This accrual reflects the incentive fees that would be payable to the Advisers if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though the Advisers are not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Offering Expenses—Offering expenses incurred in connection with the Company’s Offering, including reimbursement payments to the Advisers, but excluding selling commissions and marketing support fees, were accumulated monthly during the Offering and capitalized as deferred offering expenses and then subsequently expensed over a 12-month period.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Earnings per Share—Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reporting period.

Distributions—Distributions to the Company’s shareholders are recorded as of the record date. Subject to the discretion of the Company’s Board and applicable legal restrictions, the Company intends to declare and pay such distributions on a quarterly basis.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its shareholders, unless a shareholder elects to receive cash. As a result, if the Company’s Board authorizes, and the Company declares, a cash dividend, then the Company’s shareholders who have not “opted out” of the Company’s dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend. If the Company’s shares are trading at a discount to net asset value and the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company’s obligations under the dividend reinvestment plan. However, the Company reserves the right to issue new shares of the Company’s common stock in connection with the Company’s obligations under the dividend reinvestment plan even if the Company’s shares are trading below net asset value.

Federal Income Taxes—The Company has elected to be treated for federal income tax purposes, and intends to maintain its qualification annually, as a RIC under Subchapter M of the Code. Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes at least 90% of its “Investment Company Taxable Income,” as defined in the Code. The Company intends to distribute sufficient amounts to maintain its RIC status and minimize income taxes on undistributed capital gains and investment company taxable income.

The Company is generally subject to nondeductible federal excise taxes if it does not distribute to its shareholders an amount at least equal to the sum of (i) 98% of its net ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no federal income tax. The Company may pay a 4% nondeductible federal excise tax on under-distribution of capital gains and ordinary income.

The Taxable Subsidiaries hold certain of the Company’s portfolio investments. The Taxable Subsidiaries are consolidated for GAAP reporting purposes, and the portfolio investments held by such entities are included in the consolidated financial statements. The Taxable Subsidiaries may generate income tax expense, or benefit, and related tax assets and liabilities. As a result, any such income tax expense, or benefit and the related tax assets and liabilities are recorded in the Company’s consolidated financial statements. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. Similarly, certain foreign investments, which may be held outside of the Taxable Subsidiaries, might incur foreign income taxes and have deferred tax assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes in its consolidated financial statements the effect of a tax position when it is deemed more likely than not, based on the technical merits, that the position will be sustained upon examination. Tax benefits of positions not deemed to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. The Company did not have any uncertain tax positions that met the recognition or measurement

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

criteria of ASC 740-10-25, Income Taxes—Overall—Recognition, nor did it have any unrecognized tax benefits for the periods presented herein. Although the Company and the Taxable Subsidiaries file foreign, federal and state tax returns, their major tax jurisdiction is federal.

Permanent book and tax basis differences are reclassified among the Company’s capital accounts, as appropriate on an annual basis. Additionally, the tax character and amount of distributions is determined in accordance with the Code which differs from GAAP.

Reclassifications—Certain prior year amounts in the consolidated financial statements have been reclassified to conform to the current year presentation.

As of September 30, 2017, the Company has revised its investment categories to reclassify investments that were previously categorized as Structured Products and Equity/Other to three new categories of Asset Based Finance, Strategic Credit Opportunities Partners (“SCJV”) and Equity/Other. This revision separates the equity investment in the Company’s joint venture, SCJV, from other equity investments and better distinguishes between corporate equity investments and investments that are primarily collateralized by hard assets, financial assets or investments in specialty finance platforms that provide exposure to hard assets or financial assets. The Company’s Asset Based Finance investments may be in the form of debt, equity, derivatives or private placement funds. The Company has adjusted the presentation of its asset categories for all periods presented to conform to the current period presentation.

The following table provides additional details of the fair value of investments reclassified by category as of December 31, 2016 (in thousands):

	As Filed December 31, 2016	Adjustments	Adjusted December 31, 2016
Asset Category
Asset Based Finance	$—	$344,305	$344,305
Strategic Credit Opportunities Partners, LLC	—	98,998	98,998
Structured Products	210,871	(210,871)	—
Equity/Other	415,920	(232,432)	183,488

Total	$626,791	$—	$626,791

The Company also separately presented investment adviser expenses in the consolidated statements of operations. This expense was previously included with other operating expenses and has been reclassified for all periods presented.

On October 31, 2017, in anticipation of the Listing, the Company filed Articles of Amendment to its Articles of Incorporation with the State Department of Assessments and Taxation of the State of Maryland to effect a 1-for-2.25 reverse stock split of the Company’s shares of common stock. As a result of the reverse stock split, every 2.25 shares of the Company’s common stock issued and outstanding were automatically combined into one share of common stock. In connection with the reverse stock split, the Company eliminated all outstanding fractional shares by rounding up the numbers of fractional shares held by each of the Company’s shareholders to the nearest whole number of shares as of November 3, 2017. The reverse stock split did not modify the rights or preferences of the Company’s common stock. All prior year share amounts have been

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

reclassified to reflect the reverse stock split. A summary of the Company’s net asset value and earnings per share after adjusting for the reverse stock split is as follows:

	As of December 31,
	2017	2016
Shares outstanding (as reported)	127,130,589	309,041,548
Shares outstanding (pro-forma)	N/A	137,351,799
Net asset value per share (as reported)	$19.55	$8.93
Net asset value per share (pro-forma)	N/A	20.09

	As of December 31,
	2017	2016	2015
Weighted average number of shares of common stock outstanding (as reported)	136,715,587	304,493,054	254,845,972
Weighted average number of shares of common stock outstanding (pro-forma)	N/A	135,330,246	113,264,877
Net investment income per share (as reported)	$1.54	$0.69	$0.69
Net investment income per share (pro-forma)	N/A	1.55	1.56
Diluted and basic earnings per share (as reported)	$1.27	$0.80	$(0.15)
Diluted and basic earnings per share	N/A	1.80	(0.34)

Recent Accounting Pronouncements—In May 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606), the amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project. Additionally, in February 2017, the FASB issued ASU No. 2017-05, Other Income—Gains and Losses from the Derecognition of Nonfinancial Assets (subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, an update clarifying that a financial asset is within the scope of Subtopic 610-20 if it is deemed an “in-substance non-financial asset.” The Company has evaluated the impact of ASU No. 2014-09, and does not expect it to have a material impact on the Company’s statement of operations.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The ASU further clarifies how the

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

predominance principle should be applied to cash receipts and payments relating to more than one class of cash flows. The ASU is effective for annual reporting periods, and interim periods within those annual periods, beginning after December 15, 2017. The ASU is to be applied retrospectively for each period presented. The Company does not expect this ASU to have a material impact on the Company’s consolidated statement of cash flows.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash,” which modifies the presentation of the statement of cash flows and requires reconciliation to the overall change in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. As a result, the statement of cash flows will no longer present transfers between cash and cash equivalents and restricted cash and restricted cash equivalents. The ASU is effective for annual reporting periods, and interim periods within those annual periods, beginning after December 15, 2017, with early adoption permitted. The ASU is to be applied retrospectively for each period presented. The Company adopted this ASU on December 31, 2016 and the adoption has not materially impacted the presentation of the Company’s consolidated statement of cash flows.

3. Investments

The Company is engaged in a strategy to invest primarily in the debt of privately owned and thinly traded U.S. companies. The primary investment concentrations include (i) senior debt securities and (ii) subordinated debt securities. The Company’s investments may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Company may separately purchase common or preferred equity interests in transactions, including non-controlling equity investments. Additionally, the Company may invest in convertible securities, derivatives and private investment funds. The Company may also co-invest with third parties through partnerships, joint ventures or other entities, thereby acquiring jointly controlled or non-controlling interests in certain investments in conjunction with participation by one or more third parties in such investment. The fair value of the Company’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, the general supply of, and demand for, debt capital among private and public companies, general domestic and global economic conditions, the condition of certain financial markets, developments or trends in any particular industry and changes in the financial condition and credit quality of each security’s issuer.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

As of December 31, 2017 and 2016, the Company’s investment portfolio consisted of the following (in thousands):

	As of December 31, 2017
	Amortized Cost	Fair Value	Percentage of Investment Portfolio	Percentage of Net Assets
Asset Category
Senior Debt
First Lien Senior Secured Loans	$1,712,750	$1,672,178	42.1%	67.3%
Second Lien Senior Secured Loans	978,764	943,753	23.8	38.0
Other Senior Secured Debt	148,754	141,302	3.6	5.7

Total Senior Debt	2,840,268	2,757,233	69.5	111.0
Subordinated Debt	393,053	381,677	9.6	15.4
Asset Based Finance	372,035	346,507	8.7	13.9
Strategic Credit Opportunities Partners, LLC	294,028	300,652	7.6	12.1
Equity/Other	258,119	182,340	4.6	7.3

Subtotal	4,157,503	3,968,409	100.0%	159.7

Short Term Investments	688	688		—

Total Investments	$4,158,191	$3,969,097		159.7%

	As of December 31, 2016
	Amortized Cost	Fair Value	Percentage of Investment Portfolio	Percentage of Net Assets
Asset Category
Senior Debt
First Lien Senior Secured Loans	$1,641,759	$1,547,100	38.4%	56.1%
Second Lien Senior Secured Loans	1,131,035	1,074,183	26.7	38.9
Senior Secured Bonds	177,826	134,786	3.4	4.9

Total Senior Debt	2,950,620	2,756,069	68.5	99.9
Subordinated Debt	683,640	642,427	16.0	23.3
Asset Based Finance	388,117	344,305	8.5	12.5
Strategic Credit Opportunities Partners, LLC	92,400	98,998	2.5	3.6
Equity/Other	212,140	183,488	4.5	6.6

Subtotal	4,326,917	4,025,287	100.0%	145.9

Short Term Investments	6	6		—

Total Investments	$4,326,923	$4,025,293		145.9%

As of December 31, 2017, debt investments on non-accrual status represented 2.9% and 1.2% of total investments on an amortized cost basis and fair value basis, respectively. As of December 31, 2016, debt investments on non-accrual status represented 5.5% and 1.6% of total investments on an amortized cost basis and fair value basis, respectively. .

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

In May 2017, Amtek Global Technology Pte. Ltd. (“Amtek”), a portfolio company in which the Company has invested a total of $151.30 million as of December 31, 2017, based on amortized cost, was placed into receivership. The Company’s investments in Amtek include an investment in a portion of a term loan facility with a cost of $146.51 million (par of $141.34 million) and equity warrants with a cost of $4.78 million. On June 29, 2017, the Company and the other lenders to the term loan facility entered into an agreement among lenders (the “AAL”). The AAL effectively divided the amounts borrowed by Amtek into two facilities, Facility A and Facility B, with Facility A ranking first in order of priority. The Company’s portion of Facility A has a par amount of €82.06 million ($98.45 million as of December 31, 2017) and the Company’s portion of Facility B has a par amount of €59.28 million ($71.13 million as of December 31, 2017). Any principal payments received from or on behalf of Amtek will first be applied to Facility A and second to Facility B. Any interest payments received from or on behalf of Amtek will be applied first toward the payment of interest on Facility A at the rate of 5.0% annually and second to the repayment of Facility B. Facility B does not have a stated interest rate. Any payments applied to Facility B are expected to reduce the outstanding principal. As of December 31, 2017, the Company’s investments in Amtek have an aggregate fair value of $138.93 million.

The industry composition, geographic dispersion, and local currencies of the Company’s investment portfolio as a percentage of total fair value of the Company’s investments, excluding short term investments and derivative instruments, as of December 31, 2017 and 2016 were as follows:

Industry Compositions	December 31, 2017	December 31, 2016
Capital Goods	19.3%	21.2%
Software & Services	11.4	8.7
Diversified Financials	10.0	8.0
SCJV	7.6	2.4
Retailing	6.7	7.9
Consumer Durables & Apparel	6.3	4.2
Automobiles & Components	5.8	5.9
Materials	5.5	6.0
Real Estate	5.0	5.4
Health Care Equipment & Services	3.6	4.9
Transportation	3.2	4.0
Commercial & Professional Services	2.9	2.1
Household & Personal Products	2.6	0.9
Energy	2.1	4.0
Consumer Services	2.0	3.0
Technology Hardware & Equipment	1.4	4.4
Food & Staples Retailing	1.3	1.3
Media	1.2	0.9
Insurance	0.7	1.1
Food, Beverage & Tobacco	0.5	1.4
Semiconductors & Semiconductor Equipment	0.5	—
Banks	0.4	—
Pharmaceuticals, Biotechnology & Life Sciences	—	1.4
Telecommunication Services	—	0.9

Total	100.0%	100.0%

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Geographic Dispersion(1)	December 31, 2017	December 31, 2016
United States	84.4%	83.7%
Singapore	3.5	3.5
Luxembourg	2.9	4.7
Sweden	2.7	2.2
Canada	2.5	—
Ireland	2.0	2.2
United Kingdom	0.7	1.5
Virgin Islands, British	0.5	0.5
Cayman Islands	0.5	0.7
Jersey	0.2	—
Australia	0.1	0.3
Remaining Countries	—	0.7

Total	100.0%	100.0%

Local Currency
U.S. Dollar	91.3%	88.7%
Euro	7.8	8.6
Canadian Dollar	0.7	—
British Pound Sterling	0.2	2.3
Swedish Krona	—	0.1
Australian Dollar	—	0.3

Total	100.0%	100.0%

(1)	The geographic dispersion is determined by the portfolio company’s country of domicile or the jurisdiction of the security’s issuer.

Strategic Credit Opportunities Partners, LLC

In May 2016, SCJV, a joint venture between the Company and Conway Capital, LLC (“Conway”), an affiliate of Guggenheim Life and Annuity Company and Delaware Life Insurance Company, was formed pursuant to the terms of a limited liability company agreement between the Company and Conway. Pursuant to the terms of the agreement, the Company and Conway each have 50% voting control of SCJV and are required to agree on all investment decisions as well as all other significant actions for SCJV. SCJV was formed to invest its capital in a range of investments, including senior secured loans (both first lien and second lien) to middle market companies, broadly syndicated loans, equity, warrants and other investments. The Company and Conway have agreed to provide capital to SCJV of up to $500 million in the aggregate. The Company and Conway will provide 87.5% and 12.5%, respectively, of the committed capital. As administrative agent of SCJV, the Company performs certain day-to-day management responsibilities on behalf of SCJV.

In August 2016, the Company and Conway completed the initial funding of SCJV. As part of the initial funding, the Company sold investments with a fair value of $247.24 million to SCJV, in exchange for cash and a $92.40 million equity interest in SCJV. The Company recognized a net realized loss of $(0.95) million in connection with the transaction. Conway completed its initial funding of SCJV with a cash contribution of $13.20 million. In December 2016, the Company sold investments with a fair value of $45.88 million to SCJV.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

The Company recognized a net realized gain of $1.03 million in connection with the transaction. In September 2017, the Company sold investments with a fair value of $373.05 million to SCJV, in exchange for cash and $201.63 million equity interest in SCJV. The Company recognized a net realized gain of $3.43 million in connection with the transaction.

On August 15, 2016, Charlotte Funding LLC (formerly CSCOP SE I LLC, “Charlotte Funding”), a wholly-owned subsidiary of SCJV, entered into a credit agreement (the “BAML Credit Agreement”), with Bank of America Merrill Lynch. The BAML Credit Agreement provides for a revolving credit facility which provides for up to $165.00 million in total commitments to Charlotte Funding (the “BAML Credit Facility”), and is secured by substantially all of the assets of Charlotte Funding. The stated borrowing rate under the BAML Credit Facility may take the form of either base rate loans or Eurocurrency rate loans and may be converted to either or during the term of the loan by delivering a notice to the BAML Credit Agreement administrative agent and State Street Bank and Trust Company, as collateral administrator, pursuant to the terms of the BAML Credit Agreement. Base rate loans shall bear interest at a rate per annum equal to the sum of (a) the fluctuating rate per annum equal to the highest of (i) the federal funds rate plus 1/2 of 1%, (ii) the prime rate set by Bank of America for such day and (iii) the 1-month LIBOR plus (b) 1.85%. Eurocurrency rate loans shall bear interest at the rate per annum equal to the sum of (a) LIBOR (or a comparable or successor rate approved by the BAML Credit Agreement administrative agent) plus (b) 1.85%. Charlotte Funding also pays a commitment fee for undrawn commitment in the amount between 0.75% and 1.75%. The BAML Credit Facility matures on August 15, 2018. As of December 31, 2017 and 2016, total outstanding borrowings under the BAML Credit Facility were $102.20 million and $152.00 million, respectively. On February 15, 2018, Charlotte Funding fully paid down and terminated the BAML Credit Agreement.

On September 29, 2017, Jersey City Funding LLC (“Jersey City Funding”), a wholly-owned subsidiary of SCJV, entered into a credit agreement (the “GS Credit Agreement”), with Goldman Sachs Bank. The GS Credit Agreement established a revolving credit facility which provides for up to $250 million in total commitments to Jersey City Funding (the “GS Credit Facility”), and is secured by substantially all of the assets of Jersey City Funding. The GS Credit Agreement contains an “accordion” feature that allows Jersey City Funding, under certain circumstances, to increase the size of the facility to a maximum of $400 million. The stated borrowing rate under the GS Credit Facility may take the form of either base rate loans or foreign currency rate loans and may be converted to either or during the term of the loan by delivering a notice to the GS Credit Agreement administrative agent and State Street Bank and Trust Company, as collateral administrator, pursuant to the terms of the GS Credit Agreement. The GS Credit Facility provides loans in U.S. dollars, Australian dollars, Euros and Pound Sterling. U.S. dollar loans will bear interest at the rate of LIBOR plus 2.25%. Foreign currency loans will bear interest at the floating rate plus the spread applicable to the specified currency as defined in the GS Credit Agreement. Jersey City Funding also pays a commitment fee of up to 0.50% on undrawn commitments. The GS Credit Facility matures on September 29, 2021. As of December 31, 2017, total outstanding borrowings under the GS Credit Facility were $166.02 million.

As of December 31, 2017 and 2016, SCJV had total investments with a fair value of $514.04 million and $248.60 million, respectively. As of December 31, 2017 and 2016, SCJV had no investments on non-accrual status.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Below is a summary of SCJV’s portfolio, followed by a listing of the individual loans in SCJV’s portfolio as of December 31, 2017 and 2016 ($ in thousands):

	As of December 31,
	2017	2016
Total debt investments(1)	522,210	250,320
Weighted average current interest rate on debt investments(2)	7.04%	7.08%
Number of portfolio companies in SCJV	35	36
Largest investment in a single portfolio company(1)	$57,854	$21,214
Unfunded Commitments	$15,666	$—

(1)	At par amount.

(2)	Computed as the (a) annual stated interest rate on accruing debt, divided by (b) total debt at par amount.

Strategic Credit Opportunities Partners, LLC Portfolio

As of December 31, 2017 (in thousands)

Company(a)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount(b)	Cost	Fair Value
First Lien Senior Secured Loan—105.8%
A10 Capital, LLC	(c)(1)	Real Estate	L + 700	1.00%	1/21/2022	$32,688	$33,310	$33,015
Acosta Holdco, Inc.	(f)(1)	Commercial & Professional Services	L + 325	1.00%	9/26/2021	4,002	3,797	3,536
American Freight, Inc.	(c)(1)	Retailing	L + 625	1.00%	10/31/2020	31,709	31,709	31,709
Bay Club, Co.	(f)(1)	Consumer Services	L + 650	1.00%	8/31/2022	8,887	8,953	9,021
Belk, Inc.	(2)	Retailing	L + 475	1.00%	12/12/2022	4,153	3,742	3,422
Brand Energy	(2)	Capital Goods	L + 425	1.00%	6/21/2024	7,961	7,942	8,003
Casual Dining Group, Ltd. (GBR)	(c)(d)(2) (GBP)	Consumer Services	L + 825, 0.5% PIK (0.5% Max PIK)		12/7/2020	40,595	50,466	50,312
Commercial Barge Line, Co.	(f)(1)	Transportation	L + 875	1.00%	11/12/2020	7,032	6,757	4,108
David’s Bridal, Inc.	(2)	Retailing	L + 400	1.25%	10/11/2019	3,167	3,023	2,780
Dentix (SPN)	(c)(d)(3) (EUR)	Health Care Equipment & Services	E + 825		12/1/2022	€21,000	24,857	25,362
Harbor Freight Tools USA, Inc.	(1)	Retailing	L + 325	0.75%	8/18/2023	2,636	2,646	2,657
KeyPoint Government Solutions, Inc.	(c)(f)(2)	Capital Goods	L + 600	1.00%	4/18/2024	20,657	20,605	20,724
Koosharem, LLC	(f)(2)	Commercial & Professional Services	L + 650	1.00%	5/15/2020	20,997	19,240	20,507
Marshall Retail Group, LLC	(c)(2)	Retailing	L + 600	1.00%	8/25/2020	16,262	15,340	15,605
MedAssets, Inc.	(1)	Health Care Equipment & Services	L + 450	1.00%	10/20/2022	$7,002	7,055	7,028
Netsmart Technologies, Inc.	(2)	Health Care Equipment & Services	L + 450	1.00%	4/19/2023	1,956	1,967	1,981
NMI Holdings, Inc.	(c)(1)	Insurance	L + 675	1.00%	11/10/2019	37,052	37,398	37,052
Raley’s	(f)(1)	Food & Staples Retailing	L + 525	1.00%	5/18/2022	4,198	4,178	4,246

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Company(a)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount(b)	Cost	Fair Value
RedPrairie Corp.	(f)(1)	Software & Services	L + 300	1.00%	10/12/2023	$11,175	$11,128	$11,243
Savers, Inc.	(f)(2)	Retailing	L + 375	1.25%	7/9/2019	9,844	9,110	9,283
Standard Aero, Ltd	(1)	Capital Goods	L + 375	1.00%	7/7/2022	985	990	994
TIBCO Software, Inc.	(1)	Software & Services	L + 350	1.00%	12/4/2020	19,087	18,626	19,167
Utility One Source LP	(f)(1)	Capital Goods	L + 550	1.00%	4/18/2023	7,764	7,695	7,949
Vee Pak, LLC	(c)(f)(2)	Household & Personal Products	L + 675	1.00%	3/9/2023	10,720	10,652	10,298

Total First Lien Senior Secured Loan							$341,186	$340,002

Second Lien Senior Secured Loan—26.0%
Grocery Outlet, Inc.	(2)	Food & Staples Retailing	L + 825	1.00%	10/21/2022	$30,000	$30,281	$30,122
Sungard Public Sector LLC	(c)(f)(2)	Software & Services	L + 850	1.00%	1/31/2025	8,236	8,254	8,226
Vencore, Inc.	(f)(2)	Capital Goods	L + 875	1.00%	5/23/2020	30,000	30,263	30,337

Total Second Lien Senior Secured Loan							$68,798	$68,685

Other Senior Secured Debt—6.5%
Artesyn Technologies, Inc.	(e)(f)	Technology Hardware & Equipment	9.75%		10/15/2020	8,900	7,854	8,744
GCP Applied Technologies, Inc.	(e)	Materials	9.50%		2/1/2023	4,796	5,367	5,324
Guitar Center, Inc.	(e)(f)	Retailing	6.50%		4/15/2019	8,523	7,996	7,884

Total Other Senior Secured Debt							$21,217	$21,952

Total Senior Debt							$431,201	$430,639

Subordinated Debt—14.1%
GCI, Inc.		Telecommunication Services	6.88%		4/15/2025	7,211	7,463	7,680
Hillman Group, Inc.	(e)	Consumer Durables & Apparel	6.38%		7/15/2022	2,238	2,084	2,232
Kenan Advantage Group, Inc.	(e)(f)	Transportation	7.88%		7/31/2023	7,692	7,529	7,961
Solera Holdings, Inc.	(e)	Software & Services	10.50%		3/1/2024	6,818	7,404	7,670

Total Subordinated Debt							$24,480	$25,543

Asset Based Finance—17.2%
GA Capital Specialty Lending Fund, Limited Partnership Interest		Diversified Financials				N/A	$57,854	$57,854

Total Asset Based Finance							$57,854	$57,854

TOTAL INVESTMENTS—169.6%							$513,535	$514,036

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Investments classified as Level 3 whereby fair value was determined by the Company’s Board of Trustees (See Note 2).

(d)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

(e)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.

(f)	This investment is held by both the Company and SCJV as of December 31, 2017.

(1)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at December 31, 2017 was 1.56%.The current base rate for each investment may be different from the reference rate on December 31, 2017.

(2)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at December 31, 2017 was 1.69%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

(3)

The interest rate on these investments is subject to a base rate of 3-Month EURIBOR, which at December 31, 2017 was (0.33)%. The current base rate for each investment may be different from the reference rate on December 31, 2017.

Abbreviations:

GBP—British Pound Sterling; local currency investment amount is denominated in Pound Sterling. £1/US$ 1.350 as of December 31, 2017.

EUR—Euro; local currency investment amount is denominated in Euros. €1/US.$1.200 as of December 31, 2017.

GBR—United Kingdom

SPN—Spain

L—LIBOR—London Interbank Offered Rate, typically 1 or 3-Month

P—PRIME—U.S. Prime Rate

PIK—Payment-in-kind; the issuance of additional securities by the borrower to settle interest obligations.

E—EURIBOR—Euro Interbank Offered Rate

Strategic Credit Opportunities Partners, LLC Portfolio

As of December 31, 2016 (in thousands)

Company(a)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	Principal Amount(b)	Cost	Fair Value
First Lien Senior Secured Loans—130.9%
ABILITY Network, Inc.	(e)(1)	Health Care Equipment & Services	L + 500	1.00%	5/14/2021	$8,812	$8,713	$8,856
Bay Club, Co.	(1)	Consumer Services	L + 650	1.00%	8/31/2022	8,977	9,056	9,056
Belk, Inc.	(1)	Retailing	L + 475	1.00%	12/12/2022	4,198	3,718	3,635
CityCenter Holdings, LLC	(2)	Real Estate	L + 325	1.00%	10/16/2020	4,755	4,781	4,818
Commercial Barge Line, Co.	(1)	Transportation	L + 875	1.00%	11/12/2020	7,417	7,050	7,021
David’s Bridal, Inc.	(1)	Retailing	L + 400	1.25%	10/11/2019	6,792	6,367	6,025
Grocery Outlet, Inc.	(1)	Food & Staples Retailing	L + 400	1.00%	10/21/2021	2,923	2,891	2,927
Gymboree Corp.	(e)(1)	Retailing	L + 350	1.50%	2/23/2018	4,385	3,376	2,344
Harbor Freight Tools USA, Inc.	(1)	Retailing	L + 300	0.75%	8/18/2023	2,677	2,688	2,719
inVentive Health, Inc.	(1)	Health Care Equipment & Services	L + 375	1.00%	11/9/2023	8,750	8,833	8,842
Koosharem, LLC	(e)(1)	Commercial & Professional Services	L + 650	1.00%	5/15/2020	21,214	18,858	19,225

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Company(a)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	Principal Amount(b)	Cost	Fair Value
MedAssets, Inc.	(3)	Health Care Equipment & Services	L + 550	1.00%	10/19/2022	$7,073	$7,136	$7,179
Neiman Marcus Group, LLC	(3)	Retailing	L + 325	1.00%	10/25/2020	4,876	4,532	4,253
Netsmart Technologies, Inc.	(1)	Health Care Equipment & Services	L + 450	1.00%	4/19/2023	1,976	1,988	1,987
RedPrairie Corp.	(3)	Software & Services	L + 350	1.00%	10/12/2023	11,288	11,233	11,431
Riverbed Technology, Inc.	(3)	Technology Hardware & Equipment	L + 325	1.00%	4/25/2022	7,971	8,042	8,040
Savers, Inc.	(1)	Retailing	L + 375	1.25%	7/9/2019	9,948	8,835	9,258
Standard Aero, Ltd.	(1)	Capital Goods	L + 425	1.00%	7/7/2022	995	1,002	1,004
TIBCO Software, Inc.	(e)(3)	Software & Services	L + 550	1.00%	12/4/2020	19,232	18,698	19,347
TruGreen, LP	(3)	Consumer Services	L + 550	1.00%	4/13/2023	9,950	10,111	10,112

Total First Lien Senior Secured Loans							$147,908	$148,079

Second Lien Senior Secured Loans—11.2%
Applied Systems, Inc.	(e)(1)	Software & Services	L + 650	1.00%	1/24/2022	$7,461	$7,499	$7,556
Misys, Ltd. (GBR)	(c)(e)	Software & Services		12.00%	6/12/2019	4,866	5,064	5,177

Total Second Lien Senior Secured Loans							$12,563	$12,733

Senior Secured Bonds—20.7%
Artesyn Technologies, Inc.	(d)(e)	Technology Hardware & Equipment		9.75%	10/15/2020	$8,900	$7,572	$8,143
Calumet Specialty Products Partners, LP	(d)(e)	Energy		11.50%	1/15/2021	6,579	7,433	7,517
Guitar Center, Inc.	(d)(e)	Retailing		6.50%	4/15/2019	8,523	7,626	7,735

Total Senior Secured Bonds							$22,631	$23,395

Total Senior Debt							$183,102	$184,207

Subordinated Debt—56.9%
Builders FirstSource, Inc.	(d)(e)	Capital Goods		10.75%	8/15/2023	$6,564	$7,460	$7,533
Cequel Communications Holdings, LLC	(d)	Media		5.13%	12/15/2021	7,426	7,496	7,556
ClubCorp Club Operations, Inc.	(d)(e)	Consumer Services		8.25%	12/15/2023	2,773	2,900	2,939
GCI, Inc.	(e)	Telecommunication Services		6.88%	4/15/2025	7,211	7,490	7,319
GCP Applied Technologies, Inc.	(d)(e)	Materials		9.50%	2/1/2023	4,796	5,458	5,503
Hillman Group, Inc.	(d)(e)	Consumer Durables & Apparel		6.38%	7/15/2022	2,238	2,057	2,104
Jo-Ann Stores, Inc.	(d)(e)	Retailing		8.13%	3/15/2019	829	815	825
Kenan Advantage Group, Inc.	(d)(e)	Transportation		7.88%	7/31/2023	7,692	7,507	7,769
Manitowoc Foodservice, Inc.		Capital Goods		9.50%	2/15/2024	6,622	7,465	7,632
Platform Specialty Products Corp.	(d)(e)	Materials		10.38%	5/1/2021	6,813	7,123	7,545
Solera Holdings, Inc.	(d)(e)	Software & Services		10.50%	3/1/2024	6,818	7,474	7,670

Total Subordinated Debt							$63,245	$64,395

TOTAL INVESTMENTS—219.7%							$246,347	$248,602

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(d)

This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act.

(e)	This investment is held by both the Company and SCJV as of December 31, 2016.

(f)

The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at December 31, 2016 was 1.00%. The current base rate for each investment may be different from the reference rate on December 31, 2016.

(g)

The interest rate on these investments is subject to a base rate of 2-Month LIBOR, which at December 31, 2016 was 0.82%. The current base rate for each investment may be different from the reference rate on December 31, 2016.

(h)

The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at December 31, 2016 was 0.77%. The current base rate for each investment may be different from the reference rate on December 31, 2016.

Abbreviations:

GBR—United Kingdom

L—LIBOR—London Interbank Offered Rate, typically 3-Month

Below is selected balance sheet information for SCJV as of December 31, 2017 and 2016 (in thousands):

	December 31, 2017	December 31, 2016
Selected Balance Sheet Information
Total investments, at fair value	$514,036	$248,602
Cash and other assets	101,529	16,876

Total assets	$615,565	$265,478

Debt	$268,221	$152,000
Other liabilities	3,741	338

Total liabilities	$271,962	$152,338

Member’s equity	$343,602	$113,140

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Below is selected statement of operations information for SCJV for the years ended December 31, 2017 and 2016 (in thousands):

	Year Ended December 31,
	2017	2016
Selected Statement of Operation Information
Total investment income	$24,466	$6,910
Expenses
Interest expense	6,480	1,553
Custodian and accounting fees	167	79
Administrative services	179	21
Professional services	51	94
Other	13	4

Total expenses	6,890	1,751

Net investment income	17,576	5,159
Net realized and unrealized losses	(4,615)	2,381

Net increase in net assets resulting from operations	$12,961	$7,540

4. Derivative Instruments

The following is a summary of the fair value and location of the Company’s derivative instruments in the consolidated statements of assets and liabilities held as of December 31, 2017 and 2016 (in thousands):

		Fair Value
Derivative Instrument	Statement Location	December 31, 2017	December 31, 2016
Cross currency swaps	Unrealized appreciation on swap contracts	$—	$26,748
Cross currency swaps	Unrealized depreciation on swap contracts	(29,604)	(251)
Foreign currency forward contracts	Unrealized appreciation on foreign currency forward contracts	1,194	3,504
Foreign currency forward contracts	Unrealized depreciation on foreign currency forward contracts	(3,401)	—
Interest rate swaps	Unrealized appreciation on swap contracts	3,763	8,862
TRS	Unrealized appreciation on swap contracts	—	3,397

Total		$(28,048)	$42,260

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Net realized and unrealized gains and losses on derivative instruments recorded by the Company for the years ended December 31, 2017 and 2016 are in the following locations in the consolidated statements of operations (in thousands):

		Net Realized Gains (Losses)
		Year Ended December 31,
Derivative Instrument	Statement Location	2017	2016	2015
Cross currency swaps	Net realized gains on swap contracts	$22,324	$8,328	$541
Foreign currency forward contracts	Net realized losses on foreign currency forward contracts	(12,006)	7,344	70,096
Interest rate swaps	Net realized gains (losses) on swap contracts	1,915	(3,851)	—
TRS	Net realized gains on swap contracts	3,014	12,485	12,913

Total		$15,247	$24,306	$83,550

		Net Unrealized Gains (Losses)
		Year Ended December 31,
Derivative Instrument	Statement Location	2017	2016	2015
Cross currency swaps	Net change in unrealized appreciation (depreciation) on swap contracts	$(56,101)	$18,554	$7,943
Foreign currency forward contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(5,711)	1,787	(38,728)
Interest rate swaps	Net change in unrealized appreciation (depreciation) on swap contracts	(5,099)	2,841	6,021
TRS	Net change in unrealized appreciation (depreciation) on swap contracts	(3,397)	16,959	(10,117)

Total		$(70,308)	$40,141	$(34,881)

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Offsetting of Derivative Instruments

The Company has derivative instruments that are subject to master netting agreements. These agreements include provisions to offset positions with the same counterparty in the event of default by one of the parties. The Company’s unrealized appreciation and depreciation on derivative instruments are reported as gross assets and liabilities, respectively, in the consolidated statements of assets and liabilities. The following tables present the Company’s assets and liabilities related to derivatives by counterparty, net of amounts available for offset under a master netting arrangement and net of any collateral received or pledged by the Company for such assets and liabilities as of December 31, 2017 and 2016 (in thousands):

	As of December 31, 2017
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
J.P. Morgan Chase Bank	$4,058	$—	$—	$—	$4,058
State Street Bank and Trust Company	899	—	—	—	899

Total	$4,957	$—	$—	$—	$4,957

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
J.P. Morgan Chase Bank	$33,005	$—	$—	$—	$33,005

Total	$33,005	$—	$—	$—	$33,005

	As of December 31, 2016
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Bank of Nova Scotia	$3,397	$—	$—	$—	$3,397
J.P. Morgan Chase Bank	39,114	—	—	—	39,114

Total	$42,511	$—	$—	$—	$42,511

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
J.P. Morgan Chase Bank	$251	$—	$—	$—	$251

Total	$251	$—	$—	$—	$251

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Company in the event of default.

(3)	Net amount of derivative liabilities represents the net amount due from the Company to the counterparty in the event of default.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Foreign Currency Forward Contracts and Cross Currency Swaps:

The Company may enter into foreign currency forward contracts and cross currency swaps from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies and to economically hedge the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract forward exchange rate and the forward market exchange rate on the last day of the period presented as unrealized appreciation or depreciation. Realized gains or losses are recognized when forward contracts are settled. Risks arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit counterparty risk by only dealing with well-known counterparties.

Cross currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. These swaps are marked-to-market by recognizing the difference between the present value of cash flows of each leg of the swaps as unrealized appreciation or depreciation. Realized gain or loss is recognized when periodic payments are received or paid and the swaps are terminated. The entire notional value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. The Company attempts to limit counterparty risk by only dealing with well-known counterparties.

The foreign currency forward contracts and cross currency swaps open at the end of the period are generally indicative of the volume of activity during the period.

As of December 31, 2017 and 2016, the Company’s open foreign currency forward contracts were as follows ($ in thousands):

As of December 31, 2017
Foreign Currency	Settlement Date	Counterparty	Amount and Transaction		US$ Value at Settlement Date	US$ Value at December 31, 2017	Unrealized Appreciation
AUD	January 11, 2018	JP Morgan Chase Bank	A$	4,736 Sold	$3,624	$3,695	$(71)
AUD	January 11, 2018	JP Morgan Chase Bank	A$	2,000 Bought	(1,512)	(1,560)	48
CAD	September 11, 2018	State Street Bank and Trust Company	C$	35,650 Sold	29,328	28,429	899
EUR	January 11, 2018	JP Morgan Chase Bank		€76,299 Sold	90,523	91,590	(1,067)
EUR	July 8, 2019	JP Morgan Chase Bank		€5,641 Sold	6,357	7,033	(676)
EUR	July 8, 2019	JP Morgan Chase Bank		€22,300 Sold	26,298	27,806	(1,508)
GBP	January 11, 2018	JP Morgan Chase Bank		£9,836 Bought	(13,036)	(13,283)	247
GBP	April 9, 2018	JP Morgan Chase Bank		£8,433 Sold	11,345	11,424	(79)

Total					$152,927	$155,134	$(2,207)

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

As of December 31, 2016
Foreign Currency	Settlement Date	Counterparty	Amount and Transaction		US$ Value at Settlement Date	US$ Value at December 31, 2016	Unrealized Appreciation
AUD	Jan 12, 2017	JP Morgan Chase Bank	A$	3,655 Sold	$2,720	$2,637	$83
AUD	April 7, 2017	JP Morgan Chase Bank	A$	14,071 Sold	10,554	10,131	423
EUR	January 12, 2017	JP Morgan Chase Bank		€8,800 Sold	9,871	9,269	602
EUR	April 7, 2017	JP Morgan Chase Bank		€141,500 Sold	150,242	149,673	569
EUR	July 7, 2017	JP Morgan Chase Bank		€27,300 Sold	30,812	29,009	1,803
EUR	January 14, 2020	JP Morgan Chase Bank		€21,000 Sold	23,747	23,723	24

Total					$227,946	$224,442	$3,504

As of December 31, 2017 and 2016, the Company’s open cross currency swaps were as follows ($ in thousands).

As of December 31, 2017
Counterparty	Company Receives Fixed Rate	Company Pays Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	2.200% on USD notional amount of $188,109	0.000% on EUR notional amount of €177,545	12/31/2019	$(26,362)
JP Morgan Chase Bank	1.960% on USD notional amount of $36,092	0.500% on GBP notional amount of £29,125	6/30/2018	(3,242)

				$(29,604)

As of December 31, 2016
Counterparty	Company Receives Fixed Rate	Company Pays Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank	0.300% on USD notional amount of $9,342	1.975% on AUD notional amount of A$13,161	6/30/2017	$(251)
JP Morgan Chase Bank	0.759% on USD notional amount of $175,018	0.026% on EUR notional amount of €156,546	12/31/2017	8,040
JP Morgan Chase Bank	0.590% on USD notional amount of $57,684	1.006% on GBP notional amount of £37,537	12/31/2017	10,946
JP Morgan Chase Bank	0.913% on USD notional amount of $56,506	0.750% on GBP notional amount of £39,349	6/30/2017	7,762

				$26,497

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

As of December 31, 2017 and 2016, the combined contractual notional balance of the Company’s foreign currency forward contracts and cross currency swaps totaled $377.13 million and $526.50 million, respectively, all of which related to economic hedging of the Company’s foreign currency denominated debt investments. The tables below display the Company’s foreign currency denominated debt investments and foreign currency forward contracts, summarized by foreign currency type as of December 31, 2017 and 2016 (in thousands).

	Debt Investments Denominated in Foreign Currencies As of December 31, 2017				Hedges As of December 31, 2017
(in thousands)	Par Value in Local Currency		Par Value in US$	Fair Value	Net Foreign Currency Hedge Amount in Local Currency		Net Foreign Currency Hedge Amount in U.S. Dollars
Euros	€	363,882	$436,604	$309,257	€	281,785	$311,287
Canadian Dollars	C$	35,641	28,354	27,640	C$	35,650	29,328
British Pound Sterling	£	—	—	—	£	27,722	34,401
Australian Dollars	A$	—	—	—	A$	2,736	2,112

Total			$464,958	$336,897			$377,128

	Debt Investments Denominated in Foreign Currencies As of December 31, 2016				Hedges As of December 31, 2016
(in thousands)	Par Value in Local Currency		Par Value in US$	Fair Value	Net Foreign Currency Hedge Amount in Local Currency		Net Foreign Currency Hedge Amount in U.S. Dollars
Euros	€	425,326	$447,315	$339,838	€	355,146	$389,690
British Pound Sterling	£	70,607	87,136	86,770	£	76,886	114,190
Australian Dollars	A$	31,021	22,360	11,813	A$	30,887	22,616

Total			$556,811	$438,421			$526,496

Interest Rate Swaps:

Interest rate swap contracts are privately negotiated agreements between the Company and a counterparty. Pursuant to interest rate swap agreements, the Company makes fixed-rate payments to a counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Company is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates. The Company attempts to limit counterparty risk by dealing only with well-known counterparties.

The interest rate swaps open at the end of the period are generally indicative of the volume of activity during the period.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

As of December 31, 2017 and 2016, the Company’s open interest rate swaps were as follows ($ in thousands).

As of December 31, 2017
Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation
JP Morgan Chase Bank	$100,000	3-Month LIBOR	1.36%	12/31/2020	$—	$2,282	$2,282
JP Morgan Chase Bank	$100,000	3-Month LIBOR	0.84%	3/31/2019	—	1,481	1,481

					$—	$3,763	$3,763

As of December 31, 2016
Counterparty	Notional Amount	Company Receives Floating Rate	Company Pays Fixed Rate	Termination Date	Premiums Paid/ (Received)	Value	Unrealized Appreciation
JP Morgan Chase Bank	$100,000	3-Month LIBOR	1.36%	12/31/2020	$—	$1,687	$1,687
JP Morgan Chase Bank	$100,000	3-Month LIBOR	0.84%	3/31/2019	—	1,443	1,443
JP Morgan Chase Bank	$400,000	3-Month LIBOR	1.43%	12/31/2020	—	5,732	5,732

					$—	$8,862	$8,862

Equity Options and Warrants:

The Company holds equity options and warrants in certain portfolio companies in an effort to achieve additional investment returns. In holding equity options and warrants, the Company bears the risk of an unfavorable change in the value of the underlying equity interests. Equity options and warrants are recorded as investments at fair value in the consolidated statements of assets and liabilities. The aggregate fair value of equity options and warrants included in investments at fair value in the Company’s consolidated statements of assets and liabilities represented 0.05% and 0.40% of the Company’s net assets as of each of December 31, 2017 and 2016, respectively.

Below is a summary of the Company’s investments in equity options and warrants as of December 31, 2017 and 2016 (in thousands, except share amounts):

			As of December 31, 2017
Company	Expiration Date	No. Shares	Cost	Fair Value
Amtek Global Technology Pte. Ltd., Warrants	12/31/2018	9,991	$4,785	$—
Hilding Anders, Equity Options	12/31/2020	236,160,807	14,988	409
Home Partners of America, Inc., Warrants	8/7/2024	2,675	292	805
Petroplex Acidizing, Inc., Warrants	12/29/2026	8	—	—

Total			$20,065	$1,214

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

			As of December 31, 2016
Company	Expiration Date	No. Shares	Cost	Fair Value
Amtek Global Technology Pte. Ltd., Warrants	12/31/2017	9,991	$4,636	$3,379
Amtek Global Technology Pte. Ltd., Warrants	12/31/2018	9,991	4,785	3,413
Education Management Corp., Warrants	1/5/2022	2,320,791	371	—
Hilding Anders, Equity Options	12/31/2020	236,160,807	14,988	2,253
Home Partners of America, Inc., Warrants	8/7/2024	2,674	292	607
Jacuzzi Brands, Inc., Warrants	7/3/2019	49,888	—	1,400
Keystone Australia Holdings, Pty. Ltd., Warrants	(1)	1,588,469	1,019	—
Petroplex Acidizing, Inc., Warrants	12/29/2026	8	—	—

Total			$26,091	$11,052

(1)	Expiration date contingent on certain events pursuant to underlying agreements.

The Company may enter into other derivative instruments and incur other exposures with other counterparties in the future. The derivative instruments held as of December 31, 2017 and 2016 generally reflect the volume of derivative activity throughout the periods presented.

Total Return Swaps:

On June 30, 2017, Halifax Funding terminated the TRS with the Bank of Nova Scotia (“BNS” or the “Counterparty”) in conjunction with the Company’s ongoing transition towards directly originated private credit investments, as TRS arrangements were primarily limited to the financing of traded investments. The TRS arrangement with BNS consisted of a set of TRS agreements, pursuant to which Halifax Funding selected a portfolio of single-name corporate loans and/or bonds (each, a “TRS asset” and together, the “TRS assets”) with a maximum aggregate notional amount of $500 million. Under the terms of the TRS agreements, each TRS asset included in the TRS portfolio constituted a separate total return swap transaction, although all calculations, payments and transfers required to be made under the TRS agreements were calculated and treated on an aggregate basis, based upon all such transactions.

Halifax Funding received quarterly from BNS (i) all collected interest and fees generated by the TRS assets and (ii) realized gains from the sale or principal payments/paydowns of TRS assets, if any. Halifax Funding paid to BNS (i) a financing charge on the TRS settled notional amount at a rate equal to the three- month LIBOR plus 1.40% per annum and (ii) realized losses, if any, related to the TRS assets. In addition, upon the termination of the TRS arrangement, Halifax Funding paid to BNS any net realized loss, on the liquidation of TRS assets.

Halifax Funding posted collateral in the form of certificates of deposit held by a custodian. Generally, the required collateral amount was at least 33.3% of the notional amount of each TRS asset at the time that such TRS asset is confirmed for acquisition by the Counterparty.

Upon the termination of the TRS, Halifax Funding recognized $5.50 million of net realized losses, including a make-whole fee of $6.40 million, an amount based on the spread that would have been earned by BNS over the life of the TRS agreements.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

As of December 31, 2016, Halifax Funding had selected 47 underlying debt investment positions and had posted $95 million in collateral, which is recorded as collateral on deposit with custodian in the consolidated statements of assets and liabilities. The following table reconciles the TRS settled notional amount, upon which the financing charge to BNS was based, to the total, or trade basis, notional amount as of December 31, 2016 (in thousands).

December 31, 2016
Settled notional amount	$225,919
Unsettled additions	37,737
Unsettled deletions	(4,967)

Total notional amount	$258,689

The following table summarizes the fair value components of the TRS portfolio (in thousands):

December 31, 2016
Interest and fee income	$4,215
Financing charge	(869)
Net realized gains	441
Net unrealized depreciation of TRS assets	(390)

TRS total fair value	$3,397

The following table summarizes the components of the net realized gains on derivative instruments relating to the TRS (in thousands):

	Year Ended December 31,
	2017	2016	2015
Interest and fee income	$11,526	$19,170	$17,242
Financing charge(1)	(10,131)	(6,109)	(4,028)
Net realized gains (losses)	1,619	(576)	(301)

Net realized gains on derivative instruments related to the TRS	$3,014	$12,485	$12,913

(1)	Financing charge for the year ended December 31, 2017 includes a make-whole fee of $6.40 million.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following is a summary of the TRS assets as of December 31, 2016 (in thousands):

Company(a)	Industry	Interest Rate	LIBOR Floor	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
First Lien Senior Secured Loans
ABB CONCISE Optical Group, LLC	Retailing	L + 500	1.00%	6/15/2023	$6,795	$6,928	$133
ABILITY Network, Inc.(d)	Health Care Equipment & Services	L + 500	1.00%	5/14/2021	11,370	11,402	32
Alion Science & Technology Corp.	Capital Goods	L + 450	1.00%	8/19/2021	2,829	2,780	(49)
Applied Systems, Inc.(c)(d)	Software & Services	L + 300	1.00%	1/25/2021	648	646	(2)
Aspen Dental Management, Inc.	Health Care Equipment & Services	L + 425	1.00%	4/29/2022	2,515	2,544	29
Bay Club Co.(c)	Consumer Services	L + 650	1.00%	8/31/2022	4,371	4,333	(38)
CityCenter Holdings, LLC	Real Estate	L + 325	1.00%	10/16/2020	10,252	10,360	108
Commercial Barge Line, Co.	Transportation	L + 875	1.00%	11/12/2020	11,452	11,194	(258)
CPI International, Inc.	Capital Goods	L + 325	1.00%	11/17/2017	4,569	4,512	(57)
CSM Bakery Products	Food, Beverage & Tobacco	L + 400	1.00%	7/3/2020	4,838	4,403	(435)
CTI Foods Holding Co., LLC	Food, Beverage & Tobacco	L + 350	1.00%	6/29/2020	3,776	3,678	(98)
Distribution International, Inc.(c)(d)	Retailing	L + 500	1.00%	12/15/2021	9,783	9,013	(770)
DJO Finance, LLC	Health Care Equipment & Services	L + 325	1.00%	6/8/2020	8,735	8,303	(432)
Emerald Expositions Holding, Inc.(c)	Media	L + 375	1.00%	6/17/2020	4,291	4,290	(1)
Emerald Performance Materials, LLC(c)	Materials	L + 350	1.00%	7/30/2021	634	633	(1)
Grocery Outlet, Inc.	Food & Staples Retailing	L + 400	1.00%	10/21/2021	4,927	4,842	(85)
Gymboree Corp.(d)	Retailing	L + 350	1.50%	2/23/2018	918	534	(384)
Heartland Dental Care, LLC(c)	Pharmaceuticals, Biotechnology & Life Sciences	L + 450	1.00%	12/21/2018	1,034	1,027	(7)
Hillman Group, Inc.	Consumer Durables & Apparel	L + 350	1.00%	6/30/2021	9,779	9,786	7
HUB International, Ltd.	Insurance	L + 300	1.00%	10/2/2020	5,981	6,121	140
inVentiv Health, Inc.(c)	Health Care Equipment & Services	L + 375	1.00%	11/9/2023	5,541	5,493	(48)
iPayment, Inc.(d)	Software & Services	L + 525	1.50%	5/8/2017	13,563	13,170	(393)
Koosharem, LLC(c)(d)	Commercial & Professional Services	L + 650	1.00%	5/15/2020	1,802	1,800	(2)
MCS AMS Sub-Holdings, LLC(d)	Commercial & Professional Services	L + 650	1.00%	10/15/2019	10,824	12,428	1,604

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

Company(a)	Industry	Interest Rate	LIBOR Floor	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Neiman Marcus Group, LLC	Retailing	L + 325	1.00%	10/25/2020	$8,707	$7,637	$(1,070)
P2 Energy Solutions, Inc.(c)	Software & Services	L + 400	1.00%	10/30/2020	4,638	4,386	(252)
Plaskolite, LLC(c)(d)	Materials	L + 475	1.00%	11/3/2022	3,232	3,205	(27)
PQ Corp.(c)	Materials	L + 425	1.00%	11/4/2022	696	694	(2)
Riverbed Technology, Inc.	Technology Hardware & Equipment	L + 325	1.00%	4/25/2022	4,853	4,902	49
Savers, Inc.	Retailing	L + 375	1.25%	7/9/2019	6,704	6,598	(106)
Sequa Corp.(c)(d)	Capital Goods	L + 400	1.25%	6/19/2017	677	668	(9)
TIBCO Software, Inc.(d)	Software & Services	L + 550	1.00%	12/4/2020	10,700	10,946	246
Triple Point Technology, Inc.	Software & Services	L + 425	1.00%	7/10/2020	6,871	6,631	(240)
TRUGREEN LIMITED PARTNERSHIP	Consumer Services	L + 550	1.00%	4/13/2023	4,894	5,023	129
Vertafore Inc(c)	Software & Services	L + 325	1.00%	6/30/2023	1,039	1,034	(5)
GYP Holdings III Corp.	Capital Goods	L + 375	1.00%	4/1/2021	8,268	8,382	114

Total First Lien Senior Secured Loans					$202,506	$200,326	$(2,180)

Second Lien Senior Secured Loans
Applied Systems, Inc.(d)	Software & Services	L + 650	1.00%	1/24/2022	$7,706	$7,698	$(8)
Emerald Performance Materials, LLC	Materials	L + 775	1.00%	8/1/2022	2,043	2,035	(8)
Grocery Outlet, Inc.(c)(d)	Food & Staples Retailing	L + 825	1.00%	10/21/2022	5,011	4,996	(15)
Misys, Ltd.(b)	Software & Services	12.00%		6/12/2019	980	1,011	31
NEP Group, Inc.(d)	Media	L + 875	1.25%	7/22/2020	8,166	8,260	94
P2 Energy Solutions, Inc.(c)(d)	Software & Services	L + 800	1.00%	4/30/2021	3,038	3,038	—
Talbots, Inc.(c)	Retailing	L + 850	1.00%	3/19/2021	3,013	2,988	(25)

Total Second Lien Senior Secured Loans					$29,957	$30,026	$69

Other Senior Secured Debt
Artesyn Technologies, Inc.(d)	Technology Hardware & Equipment	9.75%		10/15/2020	$3,640	$3,185	$(455)
Direct ChassisLink, Inc.(d)	Transportation	10.00%		6/15/2023	12,084	12,447	363

Total Other Senior Secured Debt					$15,724	$15,632	$(92)

Subordinated Debt
GCI, Inc.(d)	Telecommunication Services	6.75%		6/1/2021	$1,002	$1,027	$25
Solera Holdings, Inc.(d)	Software & Services	10.50%		3/1/2024	9,500	11,288	1,788

Total Subordinated Debt					$10,502	$12,315	$1,813

TOTAL					$258,689	$258,299	$(390)

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act.

(c)	TRS asset position or portion thereof unsettled as of December 31, 2016.

(d)	This investment is held both by the Company and within the TRS as of December 31, 2016.

5. Fair Value of Financial Instruments

The Company’s investments were categorized in the fair value hierarchy described in Note 2. “Significant Accounting Policies”, as follows as of December 31, 2017 and 2016 (in thousands):

	December 31, 2017
Description	Level 1	Level 2	Level 3	Total
Senior Debt	$—	$623,922	$2,133,311	$2,757,233
Subordinated Debt	—	120,790	260,887	381,677
Asset Based Finance	—	—	346,507	346,507
Strategic Credit Opportunities Partners, LLC	—	—	300,652	300,652
Equity/Other	4,456	3,991	173,893	182,340

Subtotal	4,456	748,703	3,215,250	3,968,409
Short term investments	688	—	—	688

Total investments	$5,144	$748,703	$3,215,250	$3,969,097

Derivative Instruments	Level 1	Level 2	Level 3	Total
Assets
Cross currency swaps	$—	$—	$—	$—
Foreign currency forward contracts	—	1,194	—	1,194
Interest rate swaps	—	3,763	—	3,763
TRS	—	—	—	—
Liabilities
Cross currency swaps	—	(29,604)	—	(29,604)
Foreign currency forward contracts	—	(3,401)	—	(3,401)
Interest rate swaps	—	—	—	—
TRS	—	—	—	—

Total	$—	$(28,048)	$—	$(28,048)

	December 31, 2016
Description	Level 1	Level 2	Level 3	Total
Senior Debt	$—	$589,472	$2,166,597	$2,756,069
Subordinated Debt	—	237,224	405,203	642,427
Asset Based Finance	—	—	344,305	344,305
Strategic Credit Opportunities Partners, LLC	—	—	98,998	98,998
Equity/Other	—	9,107	174,381	183,488

Subtotal	—	835,803	3,189,484	4,025,287
Short term investments	6	—	—	6

Total investments	$6	$835,803	$3,189,484	$4,025,293

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

Derivative Instruments	Level 1	Level 2	Level 3	Total
Assets
Cross currency swaps	$—	$26,748	$—	$26,748
Foreign currency forward contracts	—	3,504	—	3,504
Interest rate swaps	—	8,862	—	8,862
TRS	—	—	3,397	3,397
Liabilities
Cross currency swaps	—	(251)	—	(251)
Foreign currency forward contracts	—	—	—	—
Interest rate swaps	—	—	—	—
TRS	—	—	—	—

Total	$—	$38,863	$3,397	$42,260

There were no transfers between Level 1 and Level 2 during the years ended December 31, 2017 and year ended December 31, 2016.

The carrying value of cash and foreign currency is classified as Level 1 with respect to the fair value hierarchy. The carrying values of the Company’s collateral on deposit with custodian, term loan and revolving credit facilities approximate their fair value and are classified as Level 2 with regards to the fair value hierarchy.

At December 31, 2017, the Company held 114 distinct investment positions classified as Level 3, representing an aggregate fair value of $3.22 billion and 81.0% of the total investment portfolio. At December 31, 2016, the Company held 126 distinct investment positions classified as Level 3, representing an aggregate fair value of $3.19 billion and 79.2% of the total investment portfolio. The ranges of unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2017 and 2016 were as follows ($ in thousands):

			As of December 31, 2017
Asset Group	Fair Value(1)(2)	Valuation Techniques(3)	Unobservable Inputs	Range (Weighted Average)(4)	Impact to Valuation from an Increase in Input(5)
Senior Debt	$1,769,358	Discounted Cash Flow	Discount Rate	1.30% - 24.30% (11.00%)	Decrease
	363,953	Waterfall	EBITDA Multiple	4.13x - 9.53x (6.89x)	Increase

Subordinated Debt	157,420	Waterfall	EBITDA Multiple	8.61x - 10.74x (9.51x)	Increase
	13,950	Option Pricing Model	Implied Volatility	27.50% (27.50%)	Increase
	89,517	Discounted Cash Flow	Discount Rate	9.10% - 14.30% (9.90%)	Decrease

Asset Based Finance	208,892	Discounted Cash Flow	Discount Rate	5.39% - 18.0% (12.0%)	Decrease
	116,606	Waterfall	EBITDA Multiple	1.31x - 4.00x (2.76x)	Increase
	21,009	Net Asset Value	Net Asset Value	N/A	Increase

Strategic Credit Opportunities Partners	300,652	Net Asset Value	Net Asset Value	N/A	Increase

Equity/Other	173,481	Waterfall	Iliquidity Discount	0.00% - 20.00% (10.68%)	Decrease
	412	Option Pricing Model	Implied Volatility	27.50% (27.50%)	Increase

Total	$3,215,250

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

As of December 31, 2016
Asset Group	Fair Value(1)(2)	Valuation Techniques(3)	Unobservable Inputs	Range (Weighted Average)(4)	Impact to Valuation from an Increase in Input (5)
Senior Debt	$1,945,023	Discounted Cash Flow	Discount Rate	4.16% - 20.38% (10.71%)	Decrease
			EBITDA Multiple	4.22x - 16.24x (9.12x)	Increase
			Book Value Multiple	1.29x - 1.62x (1.45x)	Increase
			Interest Rate Volatility	30.00% (30.00%)	Decrease

	134,483	Discounted Cash Flow/ Price Given Sale	Discount Rate	11.47% (11.47%)	Decrease
			Price Given Sale of Issuer	101.00% (101.00%)	Increase

	8,733	Option Pricing Model/ Liquidation Analysis	EBITDA Multiple	4.22x (4.22x)	Increase
			Implied Volatility	30.00% (30.00%)	Increase
			Risk Free Rate	0.54% (0.54%)	Increase
			Yield	0.00% (0.00%)	Decrease
			Term	0.38 years (0.38 years)	Increase
			Expected Recovery Given Liquidation	13.35% (13.35%)	Increase

	8,024	Option Pricing Model/ Quote/Liquidation Analysis	EBITDA Multiple	7.25x (7.25x)	Increase
			Implied Volatility	26.80% (26.80%)	Increase
			Risk Free Rate	0.97% (0.97%)	Increase
			Yield	0.00% (0.00%)	Decrease
			Term	1.30 years (1.30 years)	Increase
			Quote	5.85% (5.85%)	Increase
			Expected Recovery Given Liquidation	0.00% (0.00%)	Increase

	1,546	Liquidation Analysis	Expected Recovery Given Liquidation	7.30% (7.30%)	Increase

	21,878	Waterfall	EBITDA Multiple	11.13x (11.13x)	Increase

	46,910	Waterfall	Expected Recovery Upon Sale of Issuer	16.80% - 100.00% (32.85%)	Increase

Subordinated Debt	320,510	Discounted Cash Flow	Discount Rate	9.57% - 13.43% (11.85%)	Decrease
			EBITDA Multiple	4.40x - 12.02x (9.04x)	Increase
			Book Value Multiple	1.10x (1.10x)	Increase
			Interest Rate Volatility	30.00% (30.00%)	Decrease

	77,837	Waterfall	EBITDA Multiple	8.48x (8.48x)	Increase

	6,856	Option Pricing Model	EBITDA Multiple	8.48x (8.48x)	Increase
			Implied Volatility	25.00% (25.00%)	Increase
			Risk Free Rate	1.50% (1.50%)	Increase
			Yield	0.00% (0.00%)	Decrease
			Term	3.50 years (3.50 years)	Increase

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

As of December 31, 2016
Asset Group	Fair Value(1)(2)	Valuation Techniques(3)	Unobservable Inputs	Range (Weighted Average)(4)	Impact to Valuation from an Increase in Input (5)
Asset Based Finance	136,527	Discounted Cash Flow	Discount Rate	9.39% - 14.51% (11.58%)	Decrease

	122,767	Net Asset Value	Net Asset Value	N/A	Increase

	85,011	Waterfall	Asset Appraisals	N/A	Increase

Strategic Credit Opportunities Partners	98,998	Net Asset Value	Net Asset Value	N/A	Increase

Equity/Other	—	Waterfall	Asset Appraisals	N/A	Increase

	1,249	Discounted Cash Flow	Discount Rate	12.30% - 13.00% (13.00%)	Decrease

	52,721	Market Comparables	EBITDA Multiple	6.59x - 12.02x (9.94x)	Increase
			Revenue Multiple	0.27x - 2.56x (1.87x)	Increase
			Additional Discounts	0.00% - 15.00% (9.51%)	Decrease
			Book Value Multiple	0.95x (0.95x)	Increase

	120,411	Option Pricing Model	EBITDA Multiple	4.22x - 8.48x (5.46x)	Increase
			Implied Volatility	20.20% - 42.50% (21.17%)	Increase
			Risk Free Rate	0.54% - 1.50% (1.10%)	Increase
			Yield	0.00% - 0.00% (0.00%)	Decrease
			Term	0.38 years - 3.50 years (1.97 years)	Increase
		Additional Discounts		0.00% - 20.00% (10.00%)	Decrease

Total	$3,189,484

(1)

The TRS was valued in accordance with the TRS agreements as discussed in Note 2 “Significant Accounting Policies.” See Note 4 “Derivative Instruments” for quantitative disclosures of the fair value of the TRS.

(2)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

(3)

For the assets and investments that have more than one valuation technique, the Company may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0-100%. Indicative broker quotes obtained for valuation purposes are reviewed by the Company relative to other valuation techniques.

(4)	Weighted average amounts are based on the estimated fair values.

(5)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

The above tables represent the significant unobservable inputs as they relate to the Company’s determination of fair values for the majority of its investments categorized within Level 3 as of December 31, 2017 and 2016. In addition to the techniques and inputs noted in the tables above, according to the Company’s valuation policy, it may also use other valuation techniques and methodologies when determining the fair value estimates for the Company’s investments. Any significant increases or decreases in the unobservable inputs would result in significant increases or decreases in the fair value of the Company’s investments.

Investments that do not have a readily available market value are valued utilizing a market approach, an income approach (i.e. discounted cash flow approach), or both approaches, as appropriate. The market comparables approach uses prices, including third-party indicative broker quotes, and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) that are discounted based on a required or expected discount rate to derive a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors the Company may take into account to determine the fair value of its investments include, as relevant: available current market data, including an assessment of the credit quality of the security’s issuer, relevant and applicable market trading and transaction comparables, applicable market yields and multiples, illiquidity discounts, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, data derived from merger and acquisition activities for comparable companies, and enterprise values, among other factors.

The following tables provide reconciliations for the years ended December 31, 2017 and 2016 of investments for which Level 3 inputs were used in determining fair value (in thousands):

	Year Ended December 31, 2017
	Senior Debt	Subordinated Debt	Asset Based Finance	Strategic Credit Opportunities Partners, LLC	Equity/ Other	Total Return Swaps	Total
Fair value balance as of January 1, 2017	$2,166,597	$405,203	$344,305	$98,998	$174,381	$3,397	$3,192,881
Additions(1)	977,671	12,782	149,322	201,628	69,585	—	1,410,988
Net realized gains (losses)(2)	(80,685)	(6,401)	(7,853)	—	(7,520)	3,014	(99,445)
Net change in unrealized appreciation (depreciation)(3)	112,678	34,616	18,283	26	(43,118)	—	122,485
Sales or repayments(4)	(1,049,468)	(185,966)	(161,264)	—	(19,435)	(6,411)	(1,422,544)
Net discount accretion	6,518	653	3,714	—	—	—	10,885
Transfers into Level 3	—	—	—	—	—	—	—

Fair value balance as of December 31, 2017	$2,133,311	$260,887	$346,507	$300,652	$173,893	$—	$3,215,250

Change in net unrealized appreciation (depreciation) in investments still held as of December 31, 2017(3)	$(35,191)	$30,840	$6,269	$26	$(49,585)	$—	$(47,641)

(1)

Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the capitalization of PIK interest, or the exchange of one or more existing securities for one or more new securities.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

5. Fair Value of Financial Instruments (continued)

(2)	Included in net realized gains (losses) in the consolidated statements of operations.

(3)	Included in net change in unrealized appreciation (depreciation) in the consolidated statements of operations.

(4)

Includes principal payments/paydowns on debt investments, collection of PIK interest, proceeds from sales of investments, distributions received on equity investments classified as return of capital or the exchange of one or more existing securities for one or more new securities.

	Year Ended December 31, 2016
	Senior Debt	Subordinated Debt	Asset Based Finance	Strategic Credit Opportunities Partners, LLC	Equity/ Other	Total Return Swaps	Total
Fair value balance as of January 1, 2016	$1,814,254	$229,065	$223,972	$—	$149,244	$(13,562)	$2,402,973
Additions(1)	835,954	223,899	218,926	92,400	42,186	—	1,413,365
Net realized gains (losses)(2)	(15,970)	(8,621)	—	—	5,371	12,485	(6,735)
Net change in unrealized appreciation (depreciation)(3)	(38,772)	(2,558)	(42,951)	6,598	(13,375)	16,959	(74,099)
Sales or repayments(4)	(474,013)	(38,128)	(57,368)	—	(14,284)	(12,485)	(596,278)
Net discount accretion	5,526	1,546	1,726	—	—	—	8,798
Transfers into Level 3	39,618	—	—	—	5,239	—	44,857

Fair value balance as of December 31, 2016	$2,166,597	$405,203	$344,305	$98,998	$174,381	$3,397	$3,192,881

Change in net unrealized appreciation (depreciation) in investments still held as of December 31, 2016(3)	$(71,384)	$(10,879)	$(42,199)	$6,598	$(829)	$16,959	$(101,734)

(1)

Includes increases in the cost basis of investments resulting from new and add-on portfolio investments, the capitalization of PIK interest, or the exchange of one or more existing securities for one or more new securities.

(2)	Included in net realized gains (losses) in the consolidated statements of operations.

(3)	Included in net change in unrealized appreciation (depreciation) in the consolidated statements of operations.

(4)

Includes principal payments/paydowns on debt investments, collection of PIK interest, TRS settlement payments, proceeds from sales of investments, distributions received on equity investments classified as return of capital or the exchange of one or more existing securities for one or more new securities.

No securities were transferred into the Level 3 hierarchy and no securities were transferred out of the Level 3 hierarchy during the year ended December 31, 2017. Two securities were transferred into the Level 3 hierarchy and no securities were transferred out of the Level 3 hierarchy during the year ended December 31, 2016. These investments were transferred at fair value as of the beginning of the quarter in which they were transferred. The classification transfers between Level 3 and Level 2 were based on the observed changes in liquidity based on information supplied by a third party pricing source, whereby such liquidity information is routinely reviewed no less frequently than monthly. All realized and unrealized gains and losses are included in earnings and are reported as separate line items within the Company’s consolidated statements of operations.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

6. Related Party Transactions

CNL and certain CNL affiliates received, and KKR receives, compensation or reimbursement for advisory services and other services in connection with the performance and supervision of administrative services and investment advisory activities.

Prior to the Listing, the Company was a party to an investment advisory agreement with CNL, as amended (the “Former Investment Advisory Agreement”) for the overall management of the Company’s investment activities. Prior to the Listing, the Company and CNL had entered into a sub-advisory agreement with KKR (the “Sub-Advisory Agreement”), under which KKR was responsible for the day-to-day management of the Company’s investment portfolio. CNL compensated KKR for advisory services that it provided to the Company with 50% of the base management fees and performance-based incentive fees that CNL received under the Former Investment Advisory Agreement. CNL earned a base management fee (referred to as an investment advisory fee) equal to an annual rate of 2% of the Company’s average gross assets as of the end of the two most recently completed months, computed and paid monthly. The computation of gross assets includes unrealized depreciation, appreciation and collateral posted with the custodian in connection with the TRS, and excludes deferred offering expenses. From and after April 1, 2016, the computation of gross assets also excludes cash and short-term investments. Concurrent with the Listing, the Company’s new investment advisory agreement (the “New Investment Advisory Agreement”) with KKR became effective. Under the terms of the New Investment Advisory Agreement, KKR earns a base management fee equal to an annual rate of 1.5% of the Company’s average gross assets, computed using the same method as under the Former Investment Advisory Agreement.

CNL also earned a performance-based incentive fee comprised of a subordinated incentive fee on income and an incentive fee on capital gains through the termination of the Former Investment Advisory Agreement on November 14, 2017. KKR earns similar performance-based incentive fees under the terms of the New Investment Advisory Agreement. The subordinated incentive fee on pre-incentive fee net investment income (as defined in the New Investment Advisory Agreement) is paid quarterly if earned, and is computed as the sum of (A) 100% of quarterly pre-incentive fee net investment income in excess of 1.75% of average net assets but less than or equal to 2.1875% of average net assets, and (B) 20% of pre-incentive fee net investment income in excess of 2.1875% of average net assets.

Beginning January 1, 2017, the subordinated incentive fee on income is subject to a total return requirement, which provides generally that no incentive fee will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and three preceding calendar quarters (or, if four calendar quarters have not passed, then the time period since January 1, 2017) exceeds the cumulative incentive fees accrued and/or paid for the same period. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of pre-incentive fee net investment income when pre-incentive fee net investment income exceeds the applicable quarterly hurdle rate for such calendar quarter, subject to the catch-up provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and three preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the three preceding calendar quarters or period since January 1, 2017, whichever period is shorter. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and three preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

Concurrently with the Listing, KKR agreed to certain waivers which may further reduce the amount of the investment advisory fees that are payable by the Company under the New Investment Advisory Agreement.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

6. Related Party Transactions (continued)

Specifically, KKR agreed to irrevocably waive subordinated incentive fees that would otherwise be payable under the New Investment Advisory Agreement up to the amount that would cause the total subordinated fees paid in any calendar quarter (or partial calendar quarter for which the subordinated incentive fee is required to be calculated) to not exceed the amount that would be payable if the following revised definitions had applied in such period: (a) “look back period” as defined on or after December 31, 2017 to be the most recently completed quarter and the 11 preceding calendar quarters and (b) “cumulative net increase in net assets resulting from operations” as defined to remove the addition of management fees paid following the Listing.

The incentive fee on capital gains is paid annually if earned, and is equal to (i) 20% of all realized gains on a cumulative basis from inception, net of (x) all realized losses on a cumulative basis, (y) unrealized depreciation at year end and (z) disregarding any net realized gains associated with the TRS interest spread (which represents the difference between (A) the interest and fees received on the TRS, and (B) the financing fees paid to the TRS Counterparty), less (ii) the aggregate amount of any previously paid incentive fee on capital gains.

The terms of the Former Investment Advisory Agreement entitled CNL (and indirectly KKR) to receive up to 5% of gross proceeds in connection with the Offering as reimbursement for organization and offering expenses incurred by the Advisers on behalf of the Company. The Company did not record any deferred offering expenses during the year ended December 31, 2017. During the year ended December 31, 2016 the Company recorded $0.76 million in deferred offering expenses related to the Offering, or 0.6% of gross offering proceeds of the Offering for the same period.

In addition, under the terms of the New Investment Advisory Agreement (and previously under the terms of the Sub-Advisory Agreement), KKR is entitled to reimbursement of certain expenses incurred on behalf of the Company including expenses incurred in connection with its investment operations and investment transactions.

Prior to the Listing, the Company was a party to an administrative services agreement with CNL (the “Former Administrative Services Agreement”) whereby CNL performed, and oversaw the performance of, various administrative services on behalf of the Company. Administrative services included transfer agency oversight and supervisory services, shareholder communication services, general ledger accounting services, calculating the Company’s net asset value, maintaining required corporate and financial records, financial reporting for the Company and its subsidiaries, internal audit services, reporting to the Company’s Board and lenders, preparing and filing income tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports, overseeing the payment of the Company’s expenses and shareholder distributions, administering the Company’s share repurchase program, and management and oversight of service providers in their performance of administrative and professional services rendered for the Company. CNL could also enter into agreements with its affiliates for the performance of select administrative services. The Company reimbursed CNL for the professional services and expenses it incurred in performing its administrative obligations on behalf of the Company. After the Listing, KKR replaced CNL as the sole investment adviser and entered into an administrative service agreement with the Company with similar terms.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

6. Related Party Transactions (continued)

Related party fees, expenses and expenses incurred on behalf of the Company during the years ended December 31, 2017, 2016 and 2015 are summarized below (in thousands):

		Year Ended December 31,
Related Party	Source Agreement & Description	2017	2016	2015
CNL Securities Corp.	Managing Dealer Agreement: Selling commissions and marketing support fees	$—	$9,649	$61,357
CNL and KKR	Former Investment Advisory Agreement: Base management fees (investment advisory fees)	72,773	82,736	70,298
KKR	New Investment Advisory Agreement: Base management fees (investment advisory fees)	7,903	—	—
CNL and KKR	Former Investment Advisory Agreement: Subordinated incentive fee on income(1)	9,780	24,123	8,733
KKR	New Investment Advisory Agreement: Subordinated incentive fee on income(1)	6,359	—	—
CNL and KKR	Investment Advisory Agreement: Offering expenses reimbursement	—	1,079	3,477
KKR	New Investment Advisory Agreement: Investment expenses reimbursement(2)	3,491	1,316	1,518
CNL	Former Administrative Services Agreement: Administrative and compliance services	1,963	2,085	1,536
KKR	New Administrative Services Agreement: Administrative and compliance services	196	—	—

(1)

Subordinated incentive fees on income are included in performance-based incentive fees in the consolidated statements of operations. During the years ended December 31, 2017, 2016 and 2015, $12.63 million, $19.97 million, and $13.09 million, respectively, of subordinated incentive fees on income were paid to the Advisers. As of December 31, 2017 and 2016, a subordinated incentive fee on income of $8.42 million and $4.91 million, respectively, was payable to the Advisers.

(2)

Includes fees related to transactional expenses related to prospective investments, including fees and expenses associated with performing due diligence reviews of investments that do not close, often referred to as “broken deal” costs. Broken deal costs amounted to $0.71 million, $0.52 million and $0.35 million for the years ended December 31, 2017, 2016 and 2015, respectively. Prior to November 14, 2017, these expenses were reimbursed pursuant to the Sub-Advisory Agreement.

KKR is obligated to remit to the Company any earned capital structuring fees based on the Company’s pro-rata portion of the co-investment transactions or originated investments in which the Company participates. As a result, the Company earned capital structuring fees of $10.24 million, $10.35 million and $7.61 million during the years ended December 31, 2017, 2016 and 2015. As of December 31, 2017 and 2016, $2.80 million and $2.04 million, respectively, of capital structuring fees were receivable from KKR.

Indemnification—The New Investment Advisory Agreement contains certain indemnification provisions in favor of KKR, its directors, officers, associated persons, and its affiliates. In addition, the Company’s articles of incorporation contain certain indemnification provisions in favor of the Company’s officers, directors, agents, and certain other persons. As of December 31, 2017, management believed that the risk of incurring any losses for such indemnification was remote.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

7. Fee Income

Fee income, which is nonrecurring, consisted of the following (in thousands):

	Year Ended December 31,
Fee Income	2017	2016	2015
Capital structuring fees	$10,243	$10,352	$7,610
Break-up fees	3,970	—	—
Amendment fees	1,744	1,827	9,689
Commitment fees	143	1,223	477
Consent fees	1,729	—	—
Other	—	180	529

Total	$17,829	$13,582	$18,305

8. Distributions

The Company’s Board declared distributions for 31, 52 and 52 record dates in the years ended December 31, 2017, 2016 and 2015, respectively. Through October 2017, declared distributions were paid monthly. Beginning with the July 31, 2017 distribution, the Board began declaring distributions based on monthly, rather than weekly, record dates. On September 26, 2017, the Company announced that following the Listing, the Company currently expects that distributions will be declared and paid to shareholders of record on a quarterly basis instead of on a monthly basis. The total and the sources of declared distributions on a GAAP basis for the years ended December 31, 2017, 2016 and 2015 are presented in the tables below (in thousands, except per share amounts).

	Year Ended December 31,
	2017				2016			2015
	Per Share		Amount	Allocation	Per Share	Amount	Allocation	Per Share	Amount	Allocation
Total Declared Distributions	$1.81	(1)	$244,133	100.0%	$1.81	$244,950	100.0%	$1.81	$205,044	100.0%
From net investment income	1.56		210,299	86.1	1.55	210,096	85.8	1.56	176,688	86.2
From net realized gains	—		—	—	—	—	—	0.25	28,356	13.8
Distributions in excess of net investment income	0.25		33,834	13.9	0.26	34,854	14.2	—	—	—

(1)	Includes a special cash distribution in the amount of $0.10125 per share.

Sources of distributions, other than net investment income and realized gains on a GAAP basis, include (i) the ordinary income component of prior year tax basis undistributed earnings and (ii) required adjustments to GAAP net investment income and realized gains, if any, in the current period to determine taxable income available for distributions. See Note 12. “Income Taxes” for a reconciliation of net increase in net assets resulting from operations to taxable income available for distributions. None of the distributions declared during the years ended December 31, 2017, 2016 and 2015 were classified as a tax basis return of capital.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

9. Share Transactions

The following table summarizes the total shares issued and proceeds received in connection with the Company’s Offering for the years ended December 31, 2017, 2016 and 2015 ($ in thousands except share and per share amounts).

	Year Ended December 31,
	2017		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount
Gross proceeds from offering(1)	—	$—	6,365,828	$137,245	28,329,936	$679,862
Commissions and marketing support fees	—	—	—	(9,649)	—	(61,357)

Net proceeds to company	—	—	6,365,828	127,596	28,329,936	618,505
Reinvestment of distributions	4,752,882	96,994	6,159,186	124,139	4,866,789	105,363

Net proceeds from offering	4,752,882	$96,994	12,525,014	$251,735	33,196,725	$723,868

Average net proceeds per share	$20.41		$20.10		$21.81

(1)	Following the close of the Offering in October 2016, the Company has continued to issue shares only pursuant to its distribution reinvestment plan.

In October 2016, the Company closed its Offering to new investors. As of December 31, 2017, the Company has sold or issued 148.90 million shares of common stock, including reinvestment of distributions, for total gross proceeds of $3.56 billion.

Prior to the Listing, the Company conducted quarterly tender offers pursuant to its share repurchase program. In anticipation of the Listing and the concurrent liquidity it was expected to provide, on August 10, 2017, the Company’s Board voted to terminate the Company’s share repurchase program following the completion of the Company’s tender offer, which commenced on July 17, 2017 and expired on August 21, 2017.

On November 14, 2017, the Company commenced a tender offer in connection with the Listing, or the listing tender offer, to purchase for cash up to $185 million in value of the Company’s shares of common stock at a price of $20.01 per share. The listing tender offer expired on December 15, 2017. The Company accepted for purchase on a pro rata basis 9,245,377 shares of common stock, or approximately 13.9% of the shares tendered. The 9,245,377 shares of common stock accepted for purchase in the listing tender offer represented approximately 6.8% of the Company’s issued and outstanding shares of common stock as of December 15, 2017.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

9. Share Transactions (continued)

The following table is a summary of the share repurchases completed during the years ended December 31, 2017, 2016 and 2015 ($ in thousands, except share and per share amounts):

Repurchase Date	Total Number of Shares Offered to Repurchase	Total Number of Shares Repurchased	Total Consideration	No. of Shares Repurchased/ Total Offer	Price Paid Per Share
2017:
January 17, 2017	3,383,256	1,647,860	$33,369	49%	$20.25
May 24, 2017	3,414,328	1,711,985	34,745	50%	$20.30
August 24, 2017	3,424,376	2,405,073	48,107	70%	$20.00
December 18, 2017	9,245,377	9,245,377	185,000	100%	$20.01

Total	19,467,337	15,010,295	$301,221	77%

Repurchase Date	Total Number of Shares Offered to Repurchase	Total Number of Shares Repurchased	Total Consideration	No. of Shares Repurchased/ Total Offer	Price Paid Per Share
2016:
January 13, 2016	2,831,600	812,024	$16,297	29%	$20.07
May 31, 2016	3,025,369	747,789	14,486	25%	$19.37
August 29, 2016	3,184,956	1,544,707	30,620	49%	$19.82
November 22, 2016	3,304,798	1,148,846	23,187	35%	$20.18

Total	12,346,723	4,253,366	$84,590	34%

Repurchase Date	Total Number of Shares Offered to Repurchase	Total Number of Shares Repurchased	Total Consideration	No. of Shares Repurchased/ Total Offer	Price Paid Per Share
2015:
March 2, 2015	1,971,143	246,744	$5,452	13%	$22.10
May 29, 2015	2,186,474	223,086	4,889	10%	$21.92
August 28, 2015	2,410,970	485,965	10,573	20%	$21.76
December 1, 2015	2,627,270	552,659	11,502	21%	$20.81

Total	9,195,857	1,508,454	$32,416	16%

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

10. Borrowings

The Company’s outstanding borrowings as of December 31, 2017 and 2016 were as follows (in thousands):

	As of December 31, 2017					As of December 31, 2016
	Total Aggregate Principal Amount Committed		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed		Principal Amount Outstanding	Carrying Value
Senior Secured Revolving Credit Facility(1)	$958,000	(2)	$615,000	$615,000		$928,000	(2)	$799,000	$799,000
BNP Credit Facility(1)	—		—	—		200,000		183,000	183,000
SMBC Credit Facility(1)	300,000		110,000	110,000		200,000		102,000	102,000
JPM Credit Facility(1)	300,000		240,000	240,000		300,000		135,000	135,000

Total credit facilities	1,558,000		965,000	965,000		1,628,000		1,219,000	1,219,000
2014 Senior Secured Term Loan	385,000		385,000	382,768	(3)	389,000		389,000	385,203	(3)
2022 Notes	245,000		245,000	240,612	(4)	—		—	—
CS Facility(5)	—		—	—		23,454		23,454	23,454

Total borrowings	$2,188,000		$1,595,000	$1,588,380		$2,040,454		$1,631,454	$1,627,657

(1)	Subject to borrowing base and leverage restrictions.

(2)	Includes an accordion feature that allows the Company under certain circumstances to increase the size of the Senior Secured Revolving Credit Facility to a maximum of $1.34 billion.

(3)

Comprised of outstanding principal less the unaccreted original issue discount of $0.58 million and $0.99 million and deferring financing costs of $1.65 million and $2.81 million as of December 31, 2017 and 2016, respectively.

(4)	Comprised of outstanding principal less deferred financing costs of $4.39 million as of December 31, 2017.

(5)	Borrowings denominated in Euros.

The weighted average stated interest rate and weighted average remaining years to maturity of the Company’s outstanding borrowings as of December 31, 2017 were 4.45% and 3.0 years, respectively, and as of December 31, 2016 were 3.22% and 3.4 years, respectively.

Senior Secured Revolving Credit Facility

In September 2013, the Company entered into a revolving credit facility (as amended, the “Senior Secured Revolving Credit Facility”) with certain lenders and JPMorgan Chase Bank, N.A., acting as administrative agent. The Senior Secured Revolving Credit Facility (the “Amendment”) provides for loans to be made in U.S. dollars and other foreign currencies up to an aggregate amount of $958 million, with an “accordion” feature that allows the Company, under certain circumstances, to increase the size of the facility to a maximum of $1.34 billion. Availability under the Senior Secured Revolving Credit Facility, as amended, will terminate on April 15, 2020 (the “Termination Date”) and the outstanding loans will mature on April 15, 2021. In addition, the Senior Secured Revolving Credit Facility, as amended, requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the Termination Date. The Senior Secured Revolving Credit Facility is secured by substantially all of the Company’s portfolio investments and its cash and securities

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

10. Borrowings (continued)

accounts, excluding those held by CCT Funding, Paris Funding, Halifax Funding, CCT Tokyo Funding and CCT New York Funding, and provides for a guaranty by certain other subsidiaries of the Company.

The stated borrowing rate under the Amendment is generally based on LIBOR plus an applicable spread of 2.00% or 2.25%, depending on collateral levels, or with respect to borrowings in foreign currencies, on a base rate applicable to such currency borrowing plus an applicable spread of 2.00% to 2.25%, depending on collateral levels. The Company also pays an annual commitment fee on any unused commitment amounts between 0.375% and 1.50%, depending on utilization levels.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Senior Secured Revolving Credit Facility for the years ended December 31, 2017, 2016 and 2015 were as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Stated interest expense	$21,477	$18,724	$9,626
Unused commitment fees	1,533	869	1,413
Amortization of deferred financing costs	1,958	1,915	1,763

Total interest expense	$24,968	$21,508	$12,802

Weighted average interest rate	3.39%	2.86%	2.77%
Average borrowings	$633,627	$655,365	$347,175

Deutsche Bank Credit Facility

CCT Funding was party to a revolving credit facility (as amended, the “Deutsche Bank Credit Facility”) with Deutsche Bank AG, New York Branch (“Deutsche Bank”), as the administrative agent and lender, which allowed CCT Funding to borrow up to $250 million. The Deutsche Bank Credit Facility was secured by the portfolio investments held in CCT Funding. The Deutsche Bank Credit Facility consisted of a Tranche E loan commitment (the “Tranche E Loans”) of $75 million and a Tranche F loan commitment (the “Tranche F Loans”) of $100 million. On September 8, 2016, the Tranche E loan commitment was reduced from $150 million to $75 million. The Company paid a make-whole fee of $0.24 million in connection with the commitment reduction. On December 28, 2016, the company terminated the Deutsche Bank Credit Facility with Deutsche Bank and paid a make-whole fee of $0.61 million.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

10. Borrowings (continued)

Interest on the Tranche E Loans was charged at the rate of three-month LIBOR plus 1.85%. Interest on the Tranche F Loans was charged at the rate of three-month LIBOR plus 1.95%. CCT Funding also paid an annual commitment fee on any unused commitment amounts of 0.50%, plus an additional annual commitment fee of 1.95% on the excess, if any, of (i) 80% of the total commitment less (ii) the aggregate principal amount outstanding. The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Deutsche Bank Credit Facility for the years ended December 31, 2016 and 2015 were as follows (in thousands):

	Year Ended December 31,
	2016		2015
Stated interest expense	$5,855	(1)	$3,241	(1)
Unused commitment fees	514		404
Amortization of deferred financing costs	498		309

Total interest expense	$6,867		$3,954

Weighted average interest rate	3.08%		2.20%
Average borrowings(2)	$191,791		$147,148

(1)	Stated interest expense for the year ended December 31, 2016 includes a make-whole fee of $0.24 million incurred on the Tranche E Loans commitment reduction.

(2)	Average borrowings for the Deutsche Bank Credit Facility for the year ended December 31, 2016 are calculated through the termination date of the facility, or December 28, 2016.

BNP Credit Facility

Paris Funding was party to a revolving credit facility with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allowed Paris Funding to borrow up to $200 million (as amended, the “BNP Credit Facility”). The BNP Credit Facility was used primarily to finance traded credit investments. On February 28, 2017, Paris Funding notified BNP of its intent to terminate the BNP Credit Facility on August 27, 2017. On June 30, 2017, Paris Funding terminated the BNP Credit Facility and paid a fee of $0.15 million, which was the estimated present value of the remaining unused commitment fees that would have been due to BNP through the previously notified termination date of August 27, 2017. The Company terminated the BNP Credit Facility in connection with the Company’s ongoing transition to directly originated private credit investments.

Interest on the BNP Credit Facility was charged at the rate of one month LIBOR plus 1.10% and is payable monthly. Paris Funding also paid an annual commitment fee on any unused commitment amounts of 0.40% or 0.50%, depending on utilization levels. The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the BNP Credit Facility for the years ended December 31, 2017, 2016 and 2015 were as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Stated interest expense	$860	$2,739	$1,616
Unused commitment fees(1)	421	126	355

Total interest expense	$1,281	$2,865	$1,971

Weighted average interest rate	1.96%	1.62%	1.33%
Average borrowings(2)	$88,816	$168,929	$121,375

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

10. Borrowings (continued)

(1)	Unused commitment fees for the year ended December 31, 2017 include a $0.15 million fee paid upon the termination of the BNP Credit Facility on June 30, 2017.

(2)	Average borrowings for the BNP Credit Facility for the year ended December 31, 2017 are calculated through the termination date of the facility, or June 30, 2017.

Paris Funding pledged certain of its assets as collateral to secure borrowings under the BNP Credit Facility. As of December 31, 2016, Paris Funding had investments with a fair value of $294.70 million pledged as collateral under the BNP Credit Facility. Under the terms of the BNP Credit Facility, BNP had the ability to borrow a portion of the pledged collateral (“Rehypothecated Securities”), provided that, among other things, the fair value of the borrowed collateral did not exceed the value of the loan against which the collateral was pledged and any single borrowed security did not represent the entire position of such security held by Paris Funding. Paris Funding could designate any security within the pledged collateral as ineligible to be a Rehypothecated Security, provided there were eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Paris Funding to BNP. Paris Funding could recall any Rehypothecated Security at any time and BNP was required to, to the extent commercially reasonable, return such security or equivalent security within a commercially reasonable period. In the event BNP did not return the security, Paris Funding had the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any outstanding borrowings owed to BNP under the BNP Credit Facility. Rehypothecated Securities were marked-to-market daily and if the value of all Rehypothecated Securities exceeds 100% of the outstanding borrowings owed by Paris Funding under the BNP Credit Facility, BNP could either reduce the amount of Rehypothecated Securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Paris Funding continued to receive interest and the scheduled repayment of principal balances on Rehypothecated Securities. Paris Funding could receive a fee from BNP in connection with Rehypothecated Securities meeting certain criteria. Paris Funding did not recognize any fees on Rehypothecated Securities during the years ended December 31, 2017, 2016 and 2015.

SMBC Credit Facility

CCT Tokyo Funding is party to a revolving credit facility (as amended, the “SMBC Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), as the administrative agent, collateral agent, and lender, which allows CCT Tokyo Funding to borrow up to $300 million. The SMBC Credit Facility is secured by all of the assets held by CCT Tokyo Funding, including its portfolio of assets. Such pledged assets are held in a segregated custody account with Wells Fargo Bank, National Association (“Wells Fargo”). The end of the reinvestment period and the stated maturity date for the SMBC Credit Facility are December 2, 2018 and December 2, 2021, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by CCT Tokyo Funding. At the option of CCT Tokyo Funding, interest is charged at either the rate of three month LIBOR plus 1.75%, if the average advances outstanding are greater than $150 million, otherwise plus 2.00%, or the higher of the Prime Rate (as defined in the Loan and Servicing Agreement) or the Federal Funds rate plus 0.50%, plus 0.75% if the average advances outstanding are greater than $150 million, otherwise plus 1.00%. Interest is payable quarterly. Effective June 2, 2016, CCT Tokyo Funding began paying a quarterly non-usage fee of 0.35% on any unused commitment amounts if the average daily amount of the advances outstanding during a remittance period is equal to or greater than the lesser of (i) 50% of the borrowing base during the remittance period and (ii) $150 million (such lesser amount, the “Later Period Threshold Amount”). If the average daily amount of the advances outstanding during a remittance period

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

10. Borrowings (continued)

is less than the Later Period Threshold Amount, CCT Tokyo Funding will pay a fee of 0.875% for any unused portion up to or equal to the difference of the Later Period Threshold Amount less the amount of advances outstanding in addition to the non-usage fee of 0.35% on any remaining unused portion.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the SMBC Credit Facility for the years ended December 31, 2017, 2016 and 2015 were as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Stated interest expense	$2,964	$1,325	$—
Unused commitment fees	494	232	—
Amortization of deferred financing costs	589	569	40

Total interest expense	$4,047	$2,126	$40

Weighted average interest rate	3.02%	2.57%	—%
Average borrowings	$98,222	$51,475	$—

JPM Credit Facility

On November 29, 2016, CCT New York Funding entered into a revolving credit facility (the “JPM Credit Facility”) pursuant to a Loan and Security Agreement with the Company, as the portfolio manager, JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, together with any additional lenders from time to time party thereto, and the collateral administrator, collateral agent and securities intermediary party thereto (as amended, the “Loan Agreement”). CCT New York Funding’s obligations to JPMorgan under the JPM Credit Facility are secured by a first priority security interest in substantially all of the assets of CCT New York Funding, including its portfolio of loans. The obligations of CCT New York Funding under the JPM Credit Facility are non-recourse to the Company.

The JPM Credit Facility provides for borrowings in an aggregate principal amount up to $300 million with an accordion feature which allows for the expansion of the borrowing limit up to $400 million, subject to consent from the lender and other customary conditions. Borrowings under the JPM Credit Facility are subject to compliance with a net asset value coverage ratio with respect to the value of CCT New York Funding’s portfolio and various eligibility criteria must be satisfied with respect to the acquisition of each loan in CCT New York Funding’s portfolio. Any amounts borrowed under the JPM Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on November 29, 2020.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

10. Borrowings (continued)

Interest on the JPM Credit Facility is charged at the rate of three month LIBOR plus 3.00% and is payable quarterly. CCT New York Funding also pays an annual commitment fee on any unused commitment amounts of 0.50% through May 29, 2017, and 1.00% thereafter. CCT New York Funding also paid an upfront fee and incurred certain other customary costs and expenses in connection with obtaining the JPM Credit Facility. The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the JPM Credit Facility for the years ended December 31, 2017 and 2016 were as follows (in thousands):

	Year Ended December 31,
	2017	2016
Stated interest expense	$9,163	$265
Unused commitment fees	601	104
Amortization of deferred financing costs	437	39

Total interest expense	$10,201	$408

Weighted average interest rate	4.27%	4.10%
Average borrowings(1)	$214,751	$73,182

(1)	Average borrowings for the JPM Credit Facility for the year ended December 31, 2016 are calculated since the inception of the facility, or November 29, 2016.

2014 Senior Secured Term Loan

The Company is party to a senior secured term loan credit facility (the “2014 Senior Secured Term Loan”) with certain lenders and JPMorgan Chase Bank, N.A., as administrative agent. The 2014 Senior Secured Term Loan initially provided the Company with $398 million in gross proceeds. The 2014 Senior Secured Term Loan matures in May 2019, and generally bears interest at LIBOR plus 3.25% (with a LIBOR floor of 0.75%). The 2014 Senior Secured Term Loan includes an accordion feature permitting the Company to expand the facility if certain conditions are satisfied; provided, however, that the aggregate amount of the 2014 Senior Secured Term Loan is limited to the amount as determined from time to time which would not cause the covered debt amount (i.e., the Company’s aggregate debt under both the 2014 Senior Secured Term Loan and the Senior Secured Revolving Credit Facility, other permitted debt and certain other unsecured debt) to exceed the borrowing/collateral base. The 2014 Senior Secured Term Loan is secured by substantially all of the Company’s portfolio investments and its cash and securities accounts, excluding those held by CCT Funding, Paris Funding, Halifax Funding, CCT Tokyo Funding and CCT New York Funding.

Maturities of the 2014 Senior Secured Term Loan for each of the next two years, in aggregate, as of December 31, 2017 were as follows (in thousands):

2018	$4,000
2019	381,000

$385,000

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

10. Borrowings (continued)

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the 2014 Senior Secured Term Loan for the years ended December 31, 2017, 2016 and 2015 were as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Stated interest expense	$17,578	$16,047	$16,039
Amortization of original discount	408	398	384
Amortization of deferred financing costs	1,157	1,128	1,088

Total interest expense	$19,143	$17,573	$17,511

Weighted average interest rate	4.65%	4.21%	4.17%
Average borrowings	$387,471	$391,484	$395,477

2022 Notes

On June 28, 2017, the Company and The Bank of New York Mellon Trust Company, N.A. entered into an Indenture (the “Indenture”) relating to the Company’s issuance of $140 million aggregate principal amount of 5.00% senior unsecured notes due 2022. On August 31, 2017, the Company issued $105 million aggregate principal amount of the 2022 Notes as additional notes under the Indenture that form a single series with, have the same terms as, and trade interchangeably with, the previously issued notes, (such notes, collectively, the “2022 Notes”). The 2022 Notes will mature on June 28, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the Indenture. The 2022 Notes bear interest at a rate of 5.00% per year payable semi-annually on June 28th and December 28th of each year, commencing on December 28, 2017. The interest rate on the 2022 Notes is subject to adjustment in certain instances set forth in the Indenture (up to a maximum interest rate of 5.50%), based on the corporate ratings of the Company by Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc. and Standard & Poor’s Rating Services. The 2022 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2022 Notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

The components of interest expense for the 2022 Notes for the year ended December 31, 2017 were as follows (in thousands):

Year Ended December 31,
2017
Stated interest expense	$5,308
Amortization of deferred financing costs	371

Total interest expense	$5,679

Weighted average interest rate	5.02%
Average borrowings	$209,064

In connection with each of the credit facilities, 2014 Senior Secured Term Loan and the 2022 Notes, the Company has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. As of December 31, 2017, 2016

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

10. Borrowings (continued)

and 2015, the Company believes it was in compliance with the covenant requirements for all of its credit facilities, 2014 Senior Secured Term Loan and the 2022 Notes.

CS Facility

On June 30, 2016, the Company entered into a debt financing arrangement with Credit Suisse Securities (Europe) Limited (“CS”). The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

On June 30, 2016, the Company purchased a portion of a Tranche B term loan issued by LSF IX Java Investments, Ltd (the “Tranche B Loan”) with a par value of €56.41 million from Credit Suisse AG. The company financed a portion of the purchase by entering into a repurchase transaction with CS effective as of June 30, 2016 (the “CS Facility”). Under the terms of the CS Facility, CS purchased the Tranche B Loan from the Company for a purchase price of €22.28 million. The Company, on a monthly basis, repurchased the Tranche B Loan from CS and subsequently resold the Tranche B Loan to CS. The final repurchase transaction occurred on June 30, 2017. The repurchase price paid to CS for each repurchase of the Tranche B Loan was equal to the purchase price paid by CS for the Tranche B Loan plus interest thereon accrued at EURIBOR plus a spread of 0.75% for the term of the first repurchase transaction and 1.50% for each subsequent repurchase transaction. The Company recorded interest expense of $0.18 million and $0.17 million for the CS Facility for the years ended December 31, 2017 and 2016, respectively. The Company has no further obligations under the CS Facility.

11. Commitments and Contingencies

Unfunded commitments to provide funds to portfolio companies are not recorded in the Company’s consolidated statements of assets and liabilities. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company has sufficient liquidity to fund these commitments. As of December 31, 2017, the Company’s unfunded commitments consisted of the following (in thousands):

Category/Company(1)
Unfunded revolvers/delayed draw loan commitments:
Frontline Technologies Holdings, LLC	$12,140
National Debt Relief LLC	3,763
Revere Superior Holdings, Inc	23,452
Revere Superior Holdings, Inc	4,574
Safety Technology Holdings, Inc.	421
Smart Modular Technologies, Inc.	444
Smile Brands, Inc.	3,589
SouthernCarlson	6,219

Total unfunded revolvers/delayed draw loan commitments	$54,602

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

11. Commitments and Contingencies (continued)

Unfunded term loans
Wheels Up Partners LLC	$44,768

Total unfunded term loans	$44,768

Unfunded equity commitments:
KKR BPT Holdings Aggregator, LLC	$7,000
Rockport Group, LLC	8,046
Star Mountain SMB Multi-Manager Credit Platform, LP	17,213
Toorak Capital	15,020

Total unfunded equity commitments	$47,279

(1)	May be commitments to one or more entities affiliated with the named company.

As of December 31, 2017, the Company also has an unfunded commitment to provide $143.47 million of capital to SCJV. The capital commitment can be satisfied with contributions of cash and/or investments. The capital commitments cannot be drawn without an affirmative vote by both the Company’s and Conway’s representatives on SCJV’s board of managers.

As of December 31, 2017, the Company’s unfunded debt commitments have a fair value of $(0.86) million. The Company funds its equity investments as it receives funding notices from the portfolio companies. As of December 31, 2017, the Company’s unfunded equity commitments have a fair value of zero.

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under such arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. The Company has no such guarantees outstanding at December 31, 2017 and December 31, 2016.

12. Income Taxes

Income and capital gain distributions are determined in accordance with the Code and federal tax regulations, which may differ from amounts determined in accordance with GAAP. The book-to-tax differences, which could be material, are primarily due to differing treatments of income and gains on various investment securities held by the Company and expenses incurred by the Company. Permanent book and tax differences, both in timing and character, result in reclassifications to (i) paid-in capital in excess of par value, (ii) undistributed net investment income, (iii) accumulated net realized gains (losses) and (iv) accumulated net unrealized depreciation on investments, derivative instruments and foreign currency translation, as appropriate. As of December 31, 2017 and 2016, the Company made the following reclassifications of permanent book and tax basis differences (in thousands):

Capital Accounts	2017	2016
Paid in capital in excess of par value	$(8,617)	$(5,627)
Distributions in excess of net investment income	31,901	7,172
Accumulated realized gains (losses)	(23,284)	(1,545)

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

As of December 31, 2017 and 2016, the components of tax basis accumulated earnings were as follows (in thousands):

	2017	2016
Undistributed ordinary income—net	$42,127	$98,473
Undistributed capital gains	—	—
Unrealized gains (losses)—net	(249,402)	(262,018)
Other temporary adjustments	(21,714)	(45,911)
Capital loss carryover	(85,435)	(41,565)

Total accumulated earnings—net	$(314,424)	$(251,021)

The following table reconciles net increase in net assets resulting from operations to estimated taxable income available for distributions for years ended December 31, 2017, 2016 and 2015, (in thousands):

	Year Ended December 31,
	2017	2016	2015
Net (decrease) increase in net assets resulting from operations	$174,130	$243,115	$(38,207)
Net change in unrealized (appreciation) depreciation on investments	(112,536)	1,860	232,449
Net change in unrealized appreciation on cross currency swaps	56,101	(18,554)	(7,943)
Net change in unrealized appreciation on interest rate swaps	5,099	(2,841)	(6,021)
Net change in unrealized (appreciation) depreciation on foreign currency translation	1,026	551	(1,778)
Realized losses not currently deductible	53,766	1,779	21,802
Net investment (income) loss from Taxable Subsidiaries	(365)	424	2,604
Offering expense	7,986	2,285	4,481
Taxable income from investments on non-accrual status	24,638	37,845	8,455
Income from partnerships	8,073	4,340	—
Non-deductible (taxable) tax expense (benefit)	(1,675)	5,377	2,890
Other book-tax differences	673	44	(455)

Estimated taxable income available for distributions	$216,916	$276,225	$218,277

The tax character of shareholder distributions attributable to the fiscal years ended December 31, 2017, 2016 and 2015 were as follows (in thousands):

	2017			2016			2015
Distributions Attributable to:	Amount	Percentage		Amount	Percentage		Amount	Percentage
Ordinary income	$244,133	100.0	%(1)	$244,950	100.0	%(1)	$204,646	99.8	%(1)
Realized long term capital gains	—	—		—	—		398	0.2

Total	$244,133	100.0%		$244,950	100.0%		$205,044	100.0%

Paid distributions as a percentage of taxable income available for distributions	113%			89%			94%

(1)	Including short term capital gains of $—for each of the years ended December 31, 2017, 2016 and 2015.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The Company is generally subject to nondeductible federal excise taxes if it does not distribute to its shareholders an amount at least equal to the sum of (i) 98% of its net ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no federal income tax. For the years ended December 31, 2017, 2016 and 2015, the Company determined it had excess excise tax base income over the current year distributions. Accordingly, the Company recorded U.S. federal excise tax of $0.21 million, $3.31 million and $2.89 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The components of the provision for income taxes for the years ended December 31, 2017, 2016 and 2015 were as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Current tax expense (benefit):
Federal, including excise tax	$563	$3,311	$2,890
State	95	—	—
Foreign(1)	527	1,257	555

Total current tax expense (benefit)	1,185	4,568	3,445

Deferred tax expense (benefit):
Federal	144	—	—
State	34	—	—
Foreign	(2,066)	2,066	—

Total deferred tax expense (benefit)	(1,888)	2,066	—

Total tax expense (benefit)	$(703)	$6,634	$3,445

(1)

For the years ended December 31, 2017, 2016 and 2015, $0.53 million, $1.26 million and $0.56 million, respectively, of the current foreign income tax expense represents foreign tax withholding and is recorded net against the related interest income in the consolidated statements of operations.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The significant components of the net deferred tax assets as of December 31, 2017 and 2016 were as follows (in thousands):

	As of December 31,
	2017	2016
Deferred tax assets:
Net operating losses	$4,347	$2,467
Partnership basis differences	8,842	—
Other	5,137	22

Subtotal deferred tax assets	18,326	2,489

Deferred tax liabilities:
Partnership basis differences	(1,695)	(1,319)
Other basis adjustments	—	(1,991)

Subtotal deferred tax liabilities	(1,695)	(3,310)

Net deferred tax asset (liability) before valuation allowance	16,631	(821)

Valuation allowance	(16,809)	(1,170)

Net deferred tax liability	$(178)	$(1,991)

A reconciliation of taxes computed at the statutory federal tax rate on net increase (decrease) in net assets from operations before income taxes to the provision (benefit) for income taxes is as follows (in thousands):

	Year Ended December 31,
	2017		2016		2015
Expected tax expense/(benefit) at federal statutory rate	$60,946	35.0%	$85,090	35.0%	$(13,373)	35.0%
Foreign tax expense	(1,539)	(0.9)	3,323	1.4	555	(1.5)
Federal income tax expense	707	0.4	—	—	—	—
State income tax expense	129	0.1	—	—	—	—
Change in tax rate	(388)	(0.2)	—	—	—	—
Change in valuation allowance	(15,638)	(9.0)	—	—	—	—
Benefit of RIC election	(45,133)	(25.9)	(85,090)	(35.0)	13,373	(35.0)
Excise tax	213	0.1	3,311	1.3	2,890	(7.5)

Total expense (benefit)	$(703)	(0.4)%	$6,634	2.7%	$3,445	(9.0)%

The Company analyzed its material tax positions and determined it has not taken any uncertain tax positions.

The Company’s capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the Company’s cumulative capital loss carryover as of December 31, 2017 of $85.44 million will not be subject to expiration.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

For the year ended December 31, 2017, the Company had estimated taxable income in excess of the distributions made from such taxable income during the year. The undistributed taxable income for the year ended December 31, 2017 is estimated to be approximately $42.13 million, which will not be finalized until the 2017 tax returns are filed in 2018. For the years ended December 31, 2016 and 2015, the Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the amounts carried forward to 2017 and 2016 were approximately $98.47 million and $69.85 million, respectively.

Important Tax Information (Unaudited)

For the year ended December 31, 2017, 81.7% of net investment income distributions qualified as interest related dividends, which are exempt from U.S. withholding tax applicable to non U.S. shareholders.

13. Financial Highlights

The following is a schedule of financial highlights for one share of common stock during the years ended December 31, 2017, 2016, 2015, 2014 and 2013.

	Year Ended December 31,
	2017	2016	2015	2014	2013
OPERATING PERFORMANCE PER SHARE
Net asset value, beginning of year	$20.09	$20.10	$22.03	$22.50	$21.93

Net investment income before expense support/ reimbursement(1)	1.54	1.55	1.56	1.65	1.10
Expense support/reimbursement(1)	—	—	—	—	(0.02)

Net investment income(1)	1.54	1.55	1.56	1.65	1.08
Net realized and unrealized gain (loss)(1)(2)	(0.28)	0.22	(1.77)	(0.41)	1.24

Net increase (decrease) resulting from investment operations	1.26	1.77	(0.21)	1.24	2.32

Distributions from net investment income(3)	(1.56)	(1.55)	(1.56)	(1.65)	(1.07)
Distributions from realized gains(3)	—	—	(0.25)	(0.15)	(0.60)
Distributions in excess of net investment income(3)(4)	(0.25)	(0.26)	—	—	(0.19)

Net decrease resulting from distributions to common shareholders	(1.81)	(1.81)	(1.81)	(1.80)	(1.86)

Issuance of common stock above net asset value(5)	0.01	0.03	0.09	0.09	0.11
Repurchases of common stock(6)	—	—	—	—	—

Net increase resulting from capital share transactions	0.01	0.03	0.09	0.09	0.11

Net asset value, end of period	$19.55	$20.09	$20.10	$22.03	$22.50

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

13. Financial Highlights (continued)

	Year Ended December 31,
	2017	2016	2015	2014	2013
OPERATING PERFORMANCE PER SHARE
Total investment return-net asset value(7)	6.37%	9.40%	(0.90)%	5.90%	11.40%
Total investment return-market value(8)	(7.11)%	—	—	—	—
RATIOS/SUPPLEMENTAL DATA (all amounts in thousands except ratios)
Net assets, end of period	$2,485,102	$2,759,332	$2,594,022	$2,145,821	$1,430,434
Average net assets(9)	$2,749,653	$2,698,040	$2,428,271	$1,783,121	$1,036,498
Average borrowings(9)	$1,496,641	$1,476,426	$1,011,175	$572,484	$339,271
Shares outstanding, end of period	127,131	137,352	129,080	97,392	63,566
Weighted average shares outstanding	136,716	135,330	113,265	78,842	46,447
Ratios to Average Net Assets:(8)
Total operating expenses before expense support/ reimbursement	6.82%	6.54%	5.54%	5.56%	6.61%
Total operating expenses	6.82%	6.54%	5.54%	5.56%	6.72%
Net investment income	7.65%	7.79%	7.28%	7.30%	4.82%
Portfolio turnover rate	39%	35%	26%	23%	73%
Asset coverage ratio(10)	2.56	2.54	2.61	3.27	2.96

(1)	The per share data was derived by using the weighted average shares outstanding during the period.

(2)

The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.

(3)

The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period; distributions per share are rounded to the nearest $0.01.

(4)	See Note 8. “Distributions” for further information on the source of distributions from other than net investment income and realized gains.

(5)

The continuous issuance of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per share on each subscription closing date. The per share data was derived by computing (i) the sum of (A) the number of shares issued in connection with subscriptions and/or distribution reinvestment on each share transaction date times (B) the differences between the net proceeds per share and the net asset value per share on each share transaction date, divided by (ii) the total shares outstanding at the end of the period.

(6)	The per share impact of the Company’s repurchase of common stock is a reduction to net asset value of less than $0.01 per share during the applicable period.

(7)

Total investment return-net asset value is a measure of the change in total value for shareholders who held the Company’s common stock at the beginning and end of the period, including distributions declared during the period. Total investment return-net asset value is based on (i) net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) distributions payable relating to one share, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with the Company’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then current public offering price, net of sales load, on each

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

13. Financial Highlights (continued)

monthly distribution payment date. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by shareholders in the purchase of the Company’s shares of common stock.

(8)

Total investment return-market value was calculated by taking the closing price of the Company’s shares on the NYSE on December 31, 2017, adding the cash distributions per share that were declared during the period from November 14, 2017 to December 31, 2017 and dividing the total by $17.60, the closing price of the Company’s shares on the NYSE on November 14, 2017 (the first day the shares began trading on the NYSE). The Company’s performance changes over time and currently may be different than that shown above. Given the short period of time for the calculation and the special distributions declared during this period, this return may not be indicative of current or future performance.

(9)	The computation of average net assets and average borrowings during the period is based on the daily value of net assets and borrowing balances, respectively.

(10)

Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period. For purposes of the asset coverage ratio test applicable to the Company as a business development company, the Company regards the TRS total notional amount at the end of the period, less the total amount of cash collateral posted by Halifax Funding under the TRS, as a senior security. These data are presented in Note 4. “Derivative Instruments” of the consolidated financial statements.

14. Significant Subsidiaries

In accordance with SEC Regulation S-X Rules 3-09 and 4-08(g), the Company must determine which of its unconsolidated controlled portfolio companies, if any, are considered “significant subsidiaries.” In evaluating these investments, there are three tests utilized to determine if any of our controlled investments are considered significant subsidiaries: the asset test, the income test and the investment test. Rule 3-09 of Regulation S-X requires separate audited financial statements of an unconsolidated subsidiary in an annual report if any of the three tests exceed 20%. Rule 4-08(g) of Regulation S-X requires summarized financial information in an annual report if any of the three tests exceeds 10%.

After performing this analysis, the Company determined that for the year ended December 31, 2017, one of its portfolio companies, Hilding Anders, is a significant subsidiary at the 20% level and one of its portfolio companies, SCJV, is a significant subsidiary at the 10% level. None of the Company’s portfolio companies are significant subsidiaries for the year ended December 31, 2016. The Company also determined that for the year ended December 31, 2015, two of its portfolio companies, Comet Aircraft S.A.R.L. (“Comet Aircraft”) and Innovating Partners, LLC (“Innovating Partners”), are significant subsidiaries at the 10% level.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

14. Significant Subsidiaries (continued)

Summary financial information for SCJV is presented in Note 3. “Investments”. Summary financial information for the years ended December 31, 2017 and 2016 and for the period from February 20, 2015 (commencement of operations) through December 31, 2015 for Comet Aircraft, for the years ended December 31, 2017, 2016 and 2015 for Hilding Anders and for the years ended December 31, 2017 and 2016 and for the period from April 14, 2015 (commencement of operations) through December 31, 2015 for Innovating Partners have been included as follows (in thousands):

	Comet Aircraft
	As of December 31,
Balance sheet items	2017	2016
Current assets	$25,466	$40,732
Noncurrent assets	555,127	634,791
Current liabilities	64,413	62,410
Noncurrent liabilities	566,944	654,202
Equity	(50,764)	(41,089)

			For the period from February 20, 2015 (commencement of operations) through December 31, 2015
	Year Ended December 31,
Statement of operations items	2017	2016
Total revenue	$88,018	$77,428	$41,550
Total operating expense	97,641	93,892	62,174
Net operating loss	(9,623)	(16,464)	(20,624)
Income tax expense	291	58	—
Net loss	(9,914)	(16,522)	(20,624)

	Hilding Anders
	As of December 31,
Balance sheet items	2017	2016
Current assets	$396,744	$346,043
Noncurrent assets	959,763	828,584
Current liabilities	307,928	283,921
Noncurrent liabilities	1,786,324	1,368,202
Equity	(737,745)	(477,496)

	Year Ended December 31,
Statement of operations items	2017	2016	2015
Total revenue	$1,122,766	$930,905	$1,065,924
Total operating expense	1,284,782	1,029,626	1,065,735
Net operating income (loss)	(162,016)	(98,721)	189
Income tax expense	25,498	12,449	17,347
Net loss	(187,514)	(111,170)	(17,158)

	Innovating Partners
	As of December 31,
Balance sheet items(1)	2017	2016
Current assets	$—	$247
Noncurrent assets	—	4,902
Current liabilities	—	63
Equity	—	5,086

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

14. Significant Subsidiaries (continued)

			For the period from April 14, 2015 (commencement of operations) through December 31, 2015
	Year Ended December 31,
Statement of operations items	2017	2016
Total revenue	$346	$1,784	$7,360
Total operating expense	127	896	729
Net operating income	219	888	6,631
Net income (loss)	1,917	(10,427)	7,473

(1)	The Company disposed of its investment in Innovating Partners on December 31, 2017.

15. Selected Quarterly Financial Data (Unaudited)

The following is the quarterly results of operations for the years ended December 31, 2017 and 2016. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period (in thousands, except per share amounts).

	Year Ended December 31, 2017	Quarter Ended
		December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$397,709	$106,794	$97,593	$100,474	$92,848
Net investment income	210,299	51,478	53,364	52,914	52,543
Net realized and unrealized gains (losses)	(36,169)	(44,311)	(8,083)	(15,952)	32,177
Net increase in net assets resulting from operations	174,130	7,167	45,281	36,962	84,720
Basic and diluted earnings per common share	1.27	0.05	0.33	0.27	0.62
Net asset value per common share at end of period	19.55	19.55	20.01	20.07	20.25

	Year Ended December 31, 2016	Quarter Ended
		December 30, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$386,468	$101,752	$97,418	$98,447	$88,851
Net investment income	210,096	53,360	53,164	52,237	51,335
Net realized and unrealized gains (losses)	33,019	(6,113)	59,052	66,700	(86,620)
Net increase (decrease) in net assets resulting from operations	243,115	47,247	112,216	118,937	(35,285)
Basic and diluted earnings (losses) per common share	1.80	0.35	0.82	0.88	(0.27)
Net asset value per common share at end of period	20.09	20.09	20.19	19.82	19.39

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2017 and 2016. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements (continued)

16. Subsequent Events

On January 16, 2018, CCT New York Funding entered into a second amendment to the JPM Credit Facility (the “Second Amendment”). The Second Amendment provides, among other changes, for a reduction in the unused fee from 1.00% to 0.70%, a reduction in the interest rate on advances to one-month LIBOR plus an annual spread of 2.50% and an extension of the scheduled maturity date for all amounts borrowed , and all accrued and unpaid interest thereunder, to January 16, 2021.

On February 15, 2018, Charlotte Funding, a wholly-owned subsidiary of SCJV, fully paid down and terminated the BAML Credit Agreement.

On February 26, 2018, the Company’s Board declared a distribution of $0.40219 to shareholders of record as of March 29, 2018, payable on or around April 6, 2018.

On February 26, 2018, the Company’s Board declared a special distribution of $0.10125 to shareholders of record as of May 14, 2018, payable on or around May 21, 2018.

On March 12, 2018, Jersey City Funding, a wholly-owned subsidiary of SCJV, increased the aggregate loan commitment under the GS Credit Facility to $350 million.

Report of Independent Auditors

To the Board of Directors and Shareholders Hilding Anders Holdings 3 AB

We have audited the accompanying consolidated financial statements of Hilding Anders Holdings 3 AB and its subsidiaries, which comprise the consolidated balance sheet as of December 31 2017, and the related consolidated statements of income, changes in equity and cash flows for the year then ended.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Hilding Anders Holding 3 AB and its subsidiaries as of December 31 2017, and the results of their operations and their cash flows for the year then ended in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

Öhrlings PricewaterhouseCoopers AB

Malmö, Sweden

April 13, 2018

Hilding Anders Holdings 3 AB—Annual Financial Statements 2017

(Corporate Identity Number 556708-2622)

CONSOLIDATED INCOME STATEMENT

SEK million	Note	2017	2016*	2015*
	1,2,3,8
Net sales	4	9,072	8,261	8,578
Cost of goods sold		-6,557	-5,940	-5,989

Gross profit		2,515	2,321	2,589

Selling expenses		-1,508	-1,406	-1,376
Administrative expenses	7	-635	-311	-378
Other income		40	25	23
Impairment losses	9	-1	-1	-4

Operating profit/loss	5.6	411	628	854

Financial income	7	91	255	356
Financial expenses	7	-1,830	-1,788	-1,208

Profit/loss before tax		-1,328	-906	2

Tax	8	-209	-114	-146

Profit/loss for the year		-1,537	-1,020	-144

Profit attributable to:
Parent Company’s shareholders		-1,602	-1,069	-369
Non-controlling interests		65	49	225

SEK million		-1,537	-1,020	-144

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
SEK million		2017	2016	2015

Profit/loss for the year		-1,537	-1,020	-144
Other comprehensive income:
Items that will not be reversed to the income statement

Revaluation of the net pension obligation		28	0	-4
Items that may subsequently be reversed to the income statement
Cash flow hedges		—	10	-1
Exchange-rate differences		-59	314	-83

Other comprehensive income for the year, net after tax	8	-31	324	-88

Total comprehensive income for the year		-1,568	-696	-232

Attributable to:
Parent Company’s shareholders		-1,566	-771	-174
Non-controlling interests		-2	75	-58

		-1,568	-696	-232

*	Figures for 2016 and 2015 are unaudited.

CONSOLIDATED BALANCE SHEET

SEK million	Note	31/12/2017	31/12/2016*	31/12/2015*
ASSETS	1,2,3,8
Fixed assets

Goodwill	9	5,980	5,959	5,630
Intangible fixed assets	9	344	344	311
Tangible fixed assets	10	1,285	1,136	1,118
Deferred tax assets	2	58	0	0
Derivative instruments	8	59	112	89
Non-current receivables		141	51	47

Total fixed assets		7,867	7,602	7,195

Current assets
Stock-in-trade	13	966	810	711
Accounts receivable and other receivables	14	1,397	1,412	1,348
Cash and cash equivalents		889	952	992

Total current assets		3,252	3,175	3,051

Total assets		11,119	10,776	10,246

SEK million	Note	31/12/2017	31/12/2016*	31/12/2015*
EQUITY AND LIABILITIES	1,2,3,8
Equity
Share capital		2	2	2
Other contributed capital		1,608	1,608	1,608
Reserves	20	-496	-440	-747
Profit/loss brought forward		-7,204	-5,629	-4,228

Shareholders equity attributable to parent company		-6,090	-4,459	-3,365
Non-controlling interests		43	78	274

Total equity		-6,047	-4,381	-3,091

Liabilities

Non-current liabilities	20.21
Borrowing	17	14,200	12,127	11,190
Pension commitments	15	97	132	123
Derivative instruments	2	0	36	14
Deferred tax liabilities	8	163	158	150
Other provisions	16	182	99	105

Total non-current liabilities		14,642	12,552	11,582

Current liabilities	20.21
Accounts payable and other liabilities	18	1,698	1,397	1,325
Current tax liabilities	8	41	27	11
Borrowing	17.18	198	742	53
Other provisions	18	587	439	366

Total current liabilities		2,524	2,605	1,755

Total equity and liabilities		11,119	10,776	10,245

*	Figures for 2016 and 2015 are unaudited.

CONSOLIDATED CASH-FLOW STATEMENT

SEK million	Note	2017	2016*	2015*
Cash flow from operating activities
Cash flow from operations	21	940	964	1258
Interest paid		-300	-313	0
Interest received		22	0	-287
Income tax paid	8	-142	-88	-181
Cash flow from operating activities		520	563	791

Cash flow from investing activities
Investment in intangible fixed assets		-25	-20	-21
Investment in tangible fixed assets		-351	-194	-213
Sales of intangible and tangible fixed assets		4	11	7
Acquisition of subsidiary/assets and liabilities	22	-72	-518	—

Cash flow from investing activities,		-443	-721	-227

Cash flow from financing activities
Borrowings	17	4,925	360	—
Repayment of borrowings	2,17	-4,998	-60	-125
Change in overdraft facilities		0	0	-138
Dividend to non-controlling interests		-98	-112	-135

Cash flow from financing activities		-171	188	-398

Decrease/increase in cash and cash equivalents		-95	30	166
Cash and cash equivalents at the beginning of the year		952	992	881
Exchange rate differences on cash and cash equivalents		31	-70	-54

Cash and cash equivalents at year end		889	952	992

*	Figures for 2016 and 2015 are unaudited.

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

SEK million	Share capital	Other capital contributed	Reserves	Retained earnings incl. profit or loss for the year	Total	Non- controlling interest	Total equity
Opening equity on 1 Jan. 2015	2	1,608	-721	-3,855	-2,966	242	-2,724
Comprehensive income
Profit/loss for the year				-369	-369	225	-144
Other comprehensive income

Items not to be reversed to the income statement
Revaluation of net pension obligations				-4	-4		-4
Items that may be subsequently reversed to the income statement
Cash-flow hedges after tax			-1		-1		-1
Exchange-rate differences			-24		-24	-58	-83
Total other comprehensive income			-26	-4	-29	-58	-88

Total comprehensive income	0	0	-26	-373	-398	167	-232

Transactions with shareholders

Dividend to non-controlling interests			0		0	-135	-135
Total transactions with shareholders	0	0	0	0	0	-135	-135

Closing equity on 31 Dec. 2015*	2	1,608	-747	-4,228	-3,365	274	-3,091
Comprehensive income
Profit/loss for the year				-1,069	-1,069	49	-1,020
Other comprehensive income
Items not to be reversed to the income statement
Revaluation of net pension obligations
Items that may be subsequently reversed to the income statement
Cash-flow hedges after tax			10		10		10
Exchange-rate differences			297		297	17	314
Total other comprehensive income			307	0	307	17	324

	0	0	307	-1,069	-762	66	-696

Total comprehensive income				-333	-333	-150	-483
Transactions with shareholders						-112	-112
Dividend to non-controlling interests	0	0	0	-333	-333	-261	-594
Total transactions with shareholders

Closing equity on 31 Dec. 2016*	2	1,608	-440	-5,629	-4,459	78	-4,381
Comprehensive income
Profit/loss for the year				-1,602	-1,602	65	-1,537
Other comprehensive income
Items that will not be reversed to the income statement
Revaluation of net pension obligations				28	28		28
Items that maybe subsequently reversed to the income statement
Cash-flow hedges after tax			-10		-10		-10
Exchange-rate differences			-46		-46	-3	-49
Total other comprehensive income			-56	28	-28	-3	-31

	0	0	-56	-1,574	-1,630	63	-1,568

Total comprehensive income

Transactions with shareholders						-98	-98
Dividend to non-controlling interests	0	0	0	0	0	-98	-98
Total transactions with shareholders

Closing equity on 31 Dec. 2017	2	1,608	-496	-7,204	-6,090	43	-6,047

*	Figures for 2016 and 2015 are unaudited.

NOTES

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES

ACCOUNTING PRINCIPLES IN THE GROUP

Fundamental principles

The consolidated accounts are prepared in accordance with International Financial Reporting Standards (IFRS) and the IFRC interpretations as issued by the International Accounting Standards Board (IASB).

New or amended accounting standards applicable in 2017

The following new, or amended, standards were applicable as of 1 January 2017:

The disclosure requirements in IAS 7 Cash flow statement have changed and now also include information about changes in liabilities attributable to financing activities. Information on this is provided in Note 18. The first year in which the rules apply, companies are not required to provide comparative figures.

The term “IFRS” in this document includes the application of IAS and IFRS, as well as the interpretations of these standards published by IASB’s Standards Interpretation Committee (SIC) and Internal Reporting Interpretations Committee (IFRIC).

These new, amended or improved standards had no material impact on HA Group’ financial statements. All of these standards were adopted by the EU prior to 1 January 2017.

New or amended accounting standards applicable after 2017

The following new or amended standards were issued, and are applicable, after 2017.

IFRS 9—“Financial Instruments” IFRS 9 deals with the classification, valuation and reporting of financial assets and liabilities. The full version of IFRS 9 was issued in July 2014. This replaces those parts of IAS 39 dealing with the classification and valuation of financial instruments. IFRS 9 retains a mixed valuation model, but simplifies this approach in some respects. There will be three valuation categories for financial assets; accrued acquisition value, fair value in Other comprehensive income and fair value through profit or loss. The manner in which an instrument is to be classified depends on the company’s business model and the instrument’s characteristics. Investments in equity instruments shall be reported at fair value through profit or loss but there is also an option to report the instrument at fair value in Other comprehensive income. No reclassification to the income statement will, then, occur upon disposal of the instrument. IFRS 9 also introduces a new model for calculating credit loss reserves based on expected loan losses. For financial liabilities, the classification and valuation are not changed except in cases where a liability is recognized at fair value through profit or loss based on the fair value option. Changes in value attributable to changes in own credit risk shall, then, be reported in other comprehensive income. IFRS 9 reduces the requirements for applying hedge accounting by replacing the 80-125 criterion with the requirement of an economic relationship between hedging instruments and hedged items and the hedging ratio should be the same as used in risk management.

HA Group has analysed the impact of IFRS 9 and has not identified any significant impacts compared with the currently applied accounting principles for classification and measurement or impairment. HA Group had no derivatives outstanding at the year-end 2017 and will not have any effect from hedge accounting in IFRS 9. HA group will apply IFRS 9 retrospectively from 1 January 2018, with the practical expedients permitted under the standard. Comparatives for 2017 will not be restated.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

IFRS 15—“Revenue from Contracts with Customers” IFRS 15 regulates the manner in which revenue is to be recognised. The principles on which IFRS 15 is based will provide users of financial statements with more useful information about the company’s revenue. The extended disclosure obligation means that information about revenue types, the timing of settlements, uncertainties linked to revenue recognition and cash flow attributable to the company’s customer contracts, is to be disclosed. Income must be reported in accordance with IFRS 15 when the customer obtains control of the sold item or service and is able to use and receive the benefit from those goods or services. IFRS 15 replaces IAS 18 Revenue and IAS 11 Entrepreneurship Agreements and associated SIC and IFRIC. IFRS 15 comes into force for fiscal years beginning January 1, 2018, HA Group will apply the standard. HA Group has analysed the impact of the five-step model and has not identified any significant impacts compared with currently applied accounting principles. HA Group will apply IFRS 15 using the modified retrospective approach from January 1, 2018. Comparatives will not be restated.

IFRS 16 Leases. The standard involves a major change in the accounting of leases and requires that all leases be reported in the balance sheet. The application of IFRS 16 will, thus, result in operating leases being reported in the balance sheet. HA Group has operational leasing agreements and leases relating to, for example production facilities, store facilities and office premises. HA Group will evaluate the full impact of IFRS 16 in 2018. The mandatory application date is January 1, 2019 with early application allowed.

New interpretations of accounting standards

None of the other IFRS or IFRIC interpretations which are yet to come into effect are expected to have any material impact on the Group.

Important accounting principles and factors of uncertainty in estimated values

In the preparation of the financial reports according to IFRS, the Group management makes assessments, estimates and assumptions impacting the application of accounting principles and the carrying amounts of assets, liabilities, income and expenses, as well as disclosures regarding contingent assets and liabilities. Estimates and assumptions are based on historical experience and a number of other factors, which under the prevailing circumstances are considered to be reasonable. With different assumptions and under other circumstances, the actual outcome may deviate from these estimates.

Valuation principles

The annual report has been prepared using the cost method except for

•	financial instruments at fair value.

•	defined-benefit pension plans—plan assets at fair value

Assets, provisions and liabilities have been valued at cost unless otherwise stated.

Presentation principles

For the presentation of the financial statements, IAS 1 Presentation of Financial Statements is applied, which means that they are comprised of an income statement, statement of comprehensive income, balance sheet, statement of changes in equity (divided by transactions with the owners and other changes), cash flow statement and notes.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

CONSOLIDATED ACCOUNTS

Subsidiaries

Subsidiaries are all companies over which HA Group has a controlling influence. HA Group has a controlling influence over a company when it is exposed to, or incurs the right to, variable returns from its holdings in the company, and can affect those returns through its influence over the company. Subsidiaries are included in the consolidated accounts as of the date on which the controlling influence is transferred to the Group. They are excluded from the consolidated accounts from the date on which the controlling influence is relinquished.

Acquisition accounting is used to report HA Group’s business combinations. The consideration paid by a subsidiary for the acquisition comprises the fair value of the transferred assets, liabilities and any shares issued by HA Group. Acquisition-related costs are expensed as they arise. Identifiable assets acquired and liabilities assumed in a business combination are initially measured at fair value as at acquisition date. For each acquisition, HA Group determines if all non-controlling interests in the acquired company are to be recognised at fair value or on the basis of the proportional share of the holding of the acquired company’s net assets.

The amount by which the purchase price, any non-controlling interests and the fair value as at acquisition date of earlier shareholdings exceeds the fair value of HA Group’s portion of identifiable acquired net assets, is recognised as goodwill.

Any intra-Group transactions and balance sheet items, as well as unrealised gains and losses on transactions between HA Group companies are eliminated. Where applicable, the accounting principles for subsidiaries have been amended to guarantee a consistent application of HA Group’s principles.

Changes in the participating interest in a subsidiary without a change in controlling influence

Transactions with holders of non-controlling interests that do not lead to a loss of control are recognised as equity transactions, i.e. as transactions with the owners in their role as owners. A change in the participating interest is recognised through an adjustment of the carrying amounts for the holdings with and without a controlling influence so that they reflect the changes in their relative holdings in the subsidiary. When making acquisitions from shareholders without a controlling influence, the difference between the fair value of the purchase sum paid and the actual acquired portion of the carrying amount of the subsidiary’s net assets is reported in equity. Profits and losses on divestments to holders of non-controlling interests are also recognised in equity.

Divestment of subsidiaries

When HA Group no longer has a controlling influence, each remaining holding is valued at fair value as of the date on which it no longer has controlling influence. The change in the carrying amount is recognised in profit or loss. The fair value is applied as the first carrying amount and forms the basis for the continued recognition of the remaining holding as an associated company, joint venture or financial asset. All amounts regarding the divested unit that were previously recognised in Other comprehensive income are recognised as if HA Group had directly divested the attributable assets or liabilities. This means that amounts previously recognised in Other comprehensive income are reclassified to profit or loss.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

TRANSLATION OF FOREIGN CURRENCY

Functional currency and reporting currency

Items included in the financial statements for the various units in HA Group are valued in the currency used in the economic environment in which the respective company is primarily active (functional currency). The consolidated accounts are presented in Swedish kronor (SEK), which is HA Group’s reporting currency.

Transactions and balance sheet items

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing on the transaction date or the date on which the items were revalued. Foreign exchange gains and losses arising upon payment of such transactions and upon the translation of monetary assets and liabilities in foreign currencies at the closing day rate are recognised in the income statement. Exceptions refer to those cases in which the transactions comprise hedges meeting the conditions for hedge accounting of cash flows,that is, when gains/losses are recognised in Other comprehensive income.

Foreign exchange gains and losses relating to loans and cash and cash equivalents are reported in the income statement as financial income or expenses. All other foreign exchange gains and losses are recognised in the income sheet item “Cost of goods sold—net”.

HA Group companies

The results and financial position of all of the Group entities (none of which has the currency of a hyper-inflationary economy) having a functional currency different from the reporting currency are translated into the Group’s reporting currency as follows:

a	assets and liabilities for each of the balance sheets are translated at the closing day rate;

b

income and expenses for each of the income statements are translated at the average exchange rate (insofar as this average exchange rate constitutes a reasonable approximation of the accumulated effect of the exchange rates applying on transaction date, otherwise the income and expenses are translated at the transaction day rate), and

c	all resulting exchange differences are recognised in Other comprehensive income.

Goodwill and fair value adjustments arising on acquisition of a foreign business are treated as assets and liabilities in this business and are translated at the closing day rate. Exchange rate differences are recognised in Other comprehensive income.

CASH FLOW STATEMENT

The cash flow statement shows cash received and paid during the year and cash and cash equivalents at beginning of the year and at year-end. The cash flow statement is presented according to the indirect method and is specified according to disbursements from operating activities, investing activities and financing activities.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

Operating activities

The cash flow from operating activities is based on the operating profit for the year. Adjustment is made for items not included in the cash flow from operating activities. Changes in the assets and liabilities of operating activities consist of such items as are included in the normal business activities and are not attributable to investing or financing activities.

Investing activities

Investing activities consist of acquisitions and other fixed assets.

Cash and cash equivalents

Cash and cash equivalents are comprised of cash and bank balances, which corresponds to the balance sheet item, cash and cash equivalents.

The items in the cash flow statement are translated at the average exchange rate for subsidiaries having a functional currency other than SEK, which is based on the assumption that the cash flow is evenly distributed over the year. This means that changes in balance-sheet items, such as working capital, are calculated in the respective local functional currency to, then, be translated to SEK at the average exchange rate for the year.

REVENUE RECOGNITION

Consolidated net sales consist of revenue from sales of goods and services. Revenue recognition takes place when significant risks and benefits associated with the goods are transferred to the buyer, which normally occurs when the goods have been delivered to the customer. Revenue is recognised excluding VAT, returns and discounts and after the elimination of intra-Group sales.

RECOGNITION OF LEASES

The Group only holds operating leases. The leasing of assets where the lessor essentially remains as the owner of the asset is classified as an operating lease. Expenses for operating leases are expensed proportionally over the term of the lease.

FIXED ASSETS

Goodwill and intangible assets with indefinite useful lives

Goodwill arises when the cost upon acquisition of participations in subsidiaries exceeds the fair value of the acquired company’s identifiable net assets. Goodwill is recognised at cost less any possible impairment.

Intangible assets with indefinite useful lives are mainly comprised of brands. Brands acquired through business acquisitions are recognised at fair value on acquisition date.

Under the heading of Consolidated Accounts above, a description is provided of the manner in which the cost of goodwill is determined.

Impairment testing of goodwill and intangible assets with indefinite useful lives is undertaken annually, or more frequently if there is any indication of a decrease in value. This is done by calculating the value in use of the cash-generating unit to which the goodwill and intangible assets with indefinite useful lives have been

*	Figures for 2016 and 2015 are unaudited.

NOTES  (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES  (continued)

allocated. For the purpose of impairment testing, goodwill acquired in a business combination is allocated to cash-generating units, or groups of cash-generating units, expected to benefit from the synergies of the combination. Each unit or group of units to which the goodwill has been allocated represents the lowest level within HA Group at which the goodwill in question is monitored in internal governance. Goodwill is monitored in the total HA Group as a whole, which is HA Group’s identified cash-generating unit.

If the value in use for a cash-generating unit is lower than the carrying amount, an impairment of goodwill allocated to the unit is reported first and, then impairment of other assets in the unit in proportion to their carrying amounts is reported. An impairment of goodwill can never be reversed in a later reporting period.

Other intangible fixed assets

Other intangible fixed assets consist of computer programs and are recognised on the balance sheet at cost less accumulated amortisation and impairment losses, where applicable.

Expenditures for development of new products, information systems and software for own administrative use are capitalised only if it is deemed likely that such expenditures will lead to future financial benefits for the company. Otherwise, the expenditures are expensed on a continuous basis as they arise.

Brands acquired separately are recognised at cost less accumulated amortisation and any accumulated impairments.

Tangible fixed assets

Tangible assets are recognised in the balance sheet at cost less accumulated depreciation and any impairment losses. Cost includes expenditures directly attributable to the acquisition of the asset. Additional expenditures are added to the asset’s carrying amount or reported as a separate asset as appropriate only if it is probable that the future economic benefits associated with the asset will accrue to HA Group and that the asset’s cost can be measured in a reliable manner. The carrying amount of a replaced part is removed from the balance sheet. All kinds of repairs and maintenance are recognised as costs in the income statement in the period in which they occur.

DEPRECIATION/AMORTISATION

Other intangible assets

Amortisation of other intangible assets is based on their assessed useful lifetimes and is applied on a straight-line basis. Brands are not amortised, but impairment tested annually (see goodwill and intangible assets with indeterminable useful lives above). Other intangible assets are amortised during a maximum of five years.

Tangible fixed assets

Depreciation of tangible fixed assets is based on the assessed useful life and is applied on a straight-line basis down to its estimated residual value. The assets’ residual values and useful lives are reviewed at the end of each reporting period and adjusted if necessary. Depreciation of machinery and equipment is applied to the main portion of the portfolio over 5-10 years. Personal computers, tools and models are primarily depreciated over

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

three years. Depreciation of buildings and land improvements is applied at 2-5 per cent per annum. Land is not depreciated.

Impairment losses

At every closing date, the carrying amounts of tangible and intangible fixed assets are analysed to establish if there are any indications that these assets have declined in value. If there are any such indications, the asset’s replacement cost is calculated to be able to establish the value of any impairment losses. An impairment loss is recognised if the recoverable amount is less than the carrying amount. The recoverable amount is the higher of the asset’s fair value less selling expenses and its value in use. When assessing impairment requirements, assets are grouped at the lowest level at which there are essentially independent cash flows (cash-generating units). For assets (other than goodwill) that were previously impaired, a test for reversal is undertaken in conjunction with each closing date.

FINANCIAL ASSETS

Classification

HA Group classifies its financial assets in the following categories: financial assets at fair value through profit or loss, and loans and receivables. Classification depends on the purpose for which the financial assets were acquired. Management determines the classification of financial assets at initial recognition. A financial asset or financial liability is recognised in the balance sheet when the company becomes a party to the contractual provisions of the instrument. A receivable is recognised when the company has rendered a service or supplied a product and the counterparty is contractually obliged to pay, even if an invoice has not been sent at that date. Trade receivables are reported in the balance sheet when an invoice is sent. A liability is entered when the counterparty has rendered a service or supplied a product and there is a contractual obligation to pay, even if an invoice has not yet been received. Trade payables are recognised when an invoice is received. A financial asset is removed from the balance sheet when the rights in the agreement are realised, expire, or the company loses control of the rights. The same applies to a portion of a financial asset. A financial liability is removed from the balance sheet when the obligation in the agreement is fulfilled or otherwise expires. The same applies to a portion of a financial liability. Purchases and sales of derivatives are recognised on the trade date.

Financial assets and liabilities measured at fair value through profit and loss: The sub-category of financial instruments held for trading includes derivatives not used for hedge accounting including currency derivatives.

•	Loans and receivables: HA Group accounts receivable, other receivables and cash equivalents are included in this category.

•	Available-for-sale financial assets: This category consists of financial assets not classified in any other category

•	Other financial liabilities: HA Group’s trade payables and loan liabilities are included in this category

(a) Financial assets at fair value through profit or loss.

Financial assets at fair value through profit or loss. Derivatives are classified as being held for trade if they are not identified as hedges. Assets in this category are classified as current assets if they are expected to be sold within 12 months, otherwise they are classified as fixed assets.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

(b) Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not listed on an active market. They are included in current assets, with the exception of items with maturity dates more than 12 months after the end of the reporting period, which are classified as fixed assets. HA Group’s loans and receivables are comprised of accounts receivable and other receivables and cash and cash equivalents reported in the balance sheet (Note 2).

Recognition and measurement

Purchases and sales of financial assets are recognised on transaction date – the date on which HA Group pledges to buy or sell the asset. Financial instruments are initially recognised at fair value plus transaction costs. Financial assets are removed from the balance sheet when the right to receive cash flows from the instrument has expired or been transferred and HA Group has relinquished essentially all risks and benefits associated with ownership. Loans and receivables are recognised after the acquisition date at amortised cost applying the effective interest method.

Gains and losses resulting from changes in fair value as regards the category financial assets at fair value through profit or loss are recognised in profit or loss in the period in which they arise.

Net financial statements and liabilities

Financial assets and liabilities are offset and reported in a net amount in the balance sheet only when there is a legal right to settle the reported amounts and there is an intention to settle such amount in a net amount or to simultaneously realize the asset and settle the liability. The legal right must not be dependent on future events and must be legally binding on the company and the counterparty both in normal business and in case of payment, insolvency or bankruptcy.

Impairment of financial assets

Assets recognised at amortised cost

At the end of each reporting period, HA Group determines whether there is any objective evidence that an impairment requirement exists for a financial asset or group of financial assets. A financial asset or group of financial assets is deemed to incur an impairment requirement and is impaired only if there is objective evidence of an impairment requirement as a result of one or more events occurring after the asset has been initially recognised (a “loss event”) and that this event (or events) have an impact on the estimated future cash flows for the financial asset or group of financial assets that can be reliably estimated.

HA Group first determines whether or not there are objective grounds for impairment.

If the impairment requirement decreases in a subsequent period and the decrease can objectively be attributed to an event that occurred after the impairment was recognised (such as an improvement of the debtor’s credit rating), the reversal of the previously recognised impairment is recognised in the consolidated income statement.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

Derivatives and hedges

Derivative instruments are recognised in the balance sheet on contract date and are measured at fair value, both initially and following subsequent re-valuations. The method for recognising the gain or loss arising on restatement depends on whether the derivative has been identified as a hedging instrument and, if so, the nature of the item hedged. HA Group identifies the derivatives as a hedge of a particular risk associated with a recognised asset or liability or a very likely forecasted transaction (cash flow hedge).

Upon entering into the transaction, HA Group documents the relationship between the hedge instrument and the hedged item, as well as HA Group’s objective for the risk management and the risk management strategy regarding the hedge. HA Group also documents its assessment, both when the hedge is initiated and thereafter on an on-going basis, as to whether the derivative instruments used in the hedging transactions are effective in counteracting changes in fair value or the cash flows attributable to the hedged items.

Information on the fair value of various derivative instruments used for hedging is found under the heading categories of financial assets and liabilities and valuation at fair value later in Note 2. Changes in the hedge reserve in equity are reported in the specification of changes in consolidated equity. The entire fair value of a derivative that is a hedging instrument is classified as a fixed asset or non-current liability when the hedged item’s remaining maturity is greater than 12 months, and as a current asset or current liability if the hedged item’s remaining maturity is less than 12 months.

Cash flow hedge

The effective portion of changes in fair value of a derivative instrument identified as a cash flow hedge and meeting the requirements for hedge accounting is recognised in Other comprehensive income. The gain or loss attributable to the ineffective portion is recognised immediately in the income statement in the item financial income/expense.

Accumulated amounts in equity are reversed to the income statement in the periods in which the hedged item affects profit or loss (such as, when the forecasted sale being hedged takes place). The gain or loss attributable to the ineffective portion is recognised in the income statement in the item Net financial income/expense. If a hedge of a forecasted transaction subsequently leads to recognition of a non-financial asset (e.g. stock-in-trade or fixed assets), the gains and losses previously recognised in equity are removed from equity and included in the initial costs of the asset. These amounts recognised as assets will later be recognised in expenses of goods sold when it comes to stock-in-trade, or in depreciation as regards fixed assets.

If a hedging instrument expires or is sold, or if the hedge no longer meets the criteria for hedge accounting and accumulated gains or losses from the hedge are reported in equity, these gains or losses remain in equity and are recognised through profit or loss at the same time that the forecasted transaction is finally recognised in profit or loss. If a forecasted transaction is no longer expected to take place, the accumulated gain or loss recognised in equity is immediately reported in the income statement item Net financial income/expense.

STOCK-IN-TRADE

Stock-in-trade is valued at the lower of cost and net selling price. Cost is determined using the first in, first out method (FIFO). The cost of finished goods and work in progress consists of design costs, raw materials, direct salaries, other direct costs and attributable indirect manufacturing costs (based on normal manufacturing

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

capacity). Borrowing costs are not included. The net selling price is the estimated selling price in the operating activities, less applicable variable selling expenses.

ACCOUNTS RECEIVABLE

Accounts receivable are amounts that are to be paid by customers for goods sold or services rendered in the operating activities. If payment is expected within one year or less (or during a normal business cycle if this is longer), they are classified as current assets. If not, they are recognised as fixed assets. Accounts receivable are initially recognised at fair value and, subsequently, at amortised cost by applying the effective interest method, less any provisions for impairment.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents comprise immediately available bank balances and short-term deposits/investments. Short-term deposits/investments have a duration of less than three months from acquisition date.

ACCOUNTS PAYABLE

Accounts payable are comprised of obligations to pay for goods or services acquired from suppliers in operating activities. Accounts payable are classified as current liabilities if they are due for payment within one year or less (or during a normal business cycle if this is longer). If this is not the case, these items are reported as non-current liabilities.

Accounts payable are initially recognised at fair value and are subsequently measured at amortised cost using the effective interest method.

BORROWING

Borrowings are initially recognised at fair value. Borrowings are subsequently measured at amortised cost and any difference between the amount received and the repayment amount is recognised in the income statement over the term of the loan using the effective interest rate method.

Fees paid for credit facilities are recognised as transaction costs for the borrowing to the extent that it is probable that a portion, or all, of the facility will be utilised. In such cases, the fee is recognised when the credit facility is utilised. When there is no evidence that it is probable that a portion or all of the facility will be utilised, the fee is recognised as a pre-payment for financial services and is distributed over the maturity of the credit facility in question.

Bank overdraft facilities are reported as borrowing under Current liabilities on the balance sheet.

CURRENT AND DEFERRED INCOME TAX

Tax expense for the period comprises current and deferred tax. Tax is recognised in the income statement, except when the tax refers to items recognised in Other comprehensive income or in equity. In such cases, the tax is also recognised in Other comprehensive income or equity.

Current tax expenses are calculated on the basis of the tax regulations which at closing date have been enacted, or substantively enacted, in countries in which the Parent Company and its subsidiaries operate and

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

generate taxable income. Management regularly evaluates statements made in tax returns with respect to situations where the applicable tax regulations are subject to interpretation. When deemed appropriate, management makes provisions for amounts expected to be paid to the tax authorities.

Deferred tax is recognised, using the balance sheet method, on all temporary differences between the tax bases of assets and liabilities and their carrying amounts in the consolidated accounts. However, deferred tax liabilities are not recognised if they arise from the initial recognition of goodwill. Nor is deferred tax recognised if it arises as a result of a transaction constituting the initial recognition of an asset or liability in a business combination that, at the time of the transaction, impacts neither the recognised profit or loss nor the profit or loss reported for tax purposes. Deferred income tax is calculated applying the tax rates (and legislation) that have been determined or announced as at closing date and which are expected to apply when the rdeferred tax assets concerned are realised or the deferred tax liability is settled.

Deferred tax assets are recognised to the extent that it is probable that future tax surpluses will be available, against which the temporary differences can be utilised.

Deferred tax is calculated on temporary differences arising on participations in subsidiaries and associated companies, except for deferred tax liabilities where the timing of the reversal of the temporary difference can be controlled by the Group and where it is likely that the temporary difference will not be reversed in the foreseeable future.

EMPLOYEE BENEFITS

Short-term benefits:

Short-term benefits in HA Group consist of salary, social security contributions, paid holiday, paid sick leave, healthcare and bonuses. Short-term benefits are reported as an expense and a liability when there is a legal or informal obligation to pay a compensation.

Compensation for termination:

Provisions for termination expire when any company within HA Group decides to terminate employment prior to the normal date of termination of employment or when an employee accepts an offer for voluntary resignation in return for such compensation. If the remuneration does not provide the company with any future economic benefit, a liability and expense are reported when the company has a legal or informal obligation to pay such compensation. The compensation is valued at the best estimate of the compensation that would be required to settle the liability as at balance sheet date.

Compensation on termination of employment (pensions);

A defined contribution pension plan is a pension plan under which HA Group pays fixed contributions to a separate legal entity. HA Group has no legal or constructive obligations to pay further contributions if this legal entity does not hold sufficient assets to pay all benefits to employees relating to the employees’ service in the current and prior periods. A defined benefit plan is a pension plan which is not a defined contribution plan.

The hallmark of defined benefit plans is that they specify an amount that the employee will receive after retirement, usually based on one or more factors, such as age, length of service and salary.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

The liability recognised in the balance sheet for defined benefit pension plans is the present value of the defined benefit obligation at the end of the reporting period, less the fair value of the plan assets. Defined benefit pension obligations are calculated annually by independent actuaries using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting estimated future cash flows applying the interest rate on first-class corporate bonds issued in the same currency in which the compensation will be paid, with durations comparable with the pension obligation in question.

Costs for service during the current period for defined benefit plans, recognised as personnel costs in the income statement except when they are capitalised as a part of the cost of an asset, are comprised of the increase in the defined benefit obligation, changes in the compensation, curtailments and settlements.

Net interest is calculated by applying the discount interest rate to defined benefit plans and to the fair value of plan assets. This cost is included in personnel costs in the income statement.

Actuarial gains and losses as a result of experience-based adjustments and changes in actuarial assumptions are recognised in Other comprehensive income in the period in which they arise.

Past service costs are recognised directly in profit or loss.

For defined contribution pension plans, HA Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual or voluntary basis. HA Group has no further payment obligations once the contributions are paid. The contributions are recognised as personnel costs when they fall due for payment. Prepaid contributions are recognised as an asset to the extent that a cash refund or a reduction in future payments can benefit HA Group.

PROVISIONS

Provisions for restructuring costs are recognised when: HA Group has a legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation; and the amount has been reliably estimated. Provisions for restructuring include costs for lease terminations and severance pay. Provisions are not recognised for future operating losses.

If there are a number of similar obligations, the likelihood is assessed that an outflow of resources will be required in the settlement of the entire group of obligations. A provision is recognised even if the likelihood of an outflow with respect to any one item in this group of obligations is minimal.

The provisions are valued at present value of the amount expected to be required to settle the obligation. Here, a discount rate before tax is applied reflecting a current market assessment of the time value of funds and the risks associated with the provision. Any increase in provisions due to the passage of time is recognised as an interest expense.

SHARE CAPITAL

Ordinary shares are classified as equity.

SIGNIFICANT ASSESSMENTS, ASSUMPTIONS AND ESTIMATES

Upon application of the accounting principles described above, the following assessments, assumptions and estimates are deemed to be the most significant.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

Impairment testing of goodwill

In the assessment of whether there is an impairment requirement, assumptions are as regards future cash flows, the discount rate, growth and profitability for the cash-generating units to which the goodwill is attributed. For a description of the manner in which the impairment tests are undertaken and the assumptions applied, refer to Note 9.

The carrying amount of goodwill is:

2017 SEK 5,980 million

2016* SEK 5,959 million

2015* SEK 5,630 million

Valuation of stock-in-trade

HA Group’s stock-in-trade has been measured with the application of the first-in, first-out (FIFO) principle at the lower of historical cost and net sales price as per closing date. In determining the net sales price, the products’ age and assessed future turnover rate have been taken into account. The carrying amount of stock-in-trade at year end and the breakdown into stock components is presented in Note 13:

2017 SEK 966 million

2016* SEK 810 million

2015* SEK 711 million

Credit risks in accounts receivable

To determine the requirement of a provision for credit risks, an assessment is performed of the customers’ future payment capacity. A particularly thorough assessment is made in cases in which the accounts receivable are overdue. Outstanding accounts receivable and an age analysis of overdue accounts receivable are found in Note 14:

2017 SEK 876 million

2016* SEK 1,053 million

2015* SEK 1,072 million

Deferred tax regarding loss carry-forwards

In the valuation of deferred tax assets, assessments are made of future tax surpluses in the respective country and, thereby, the possibility of utilising loss carry-forwards. Note 8 describes the size of the loss carry-forwards and the portion deemed to be able to be utilised. The carrying amount of deferred tax assets related to tax loss carry-forwards totals

2017 SEK 4 million

2016* SEK 21 million

2015* SEK 10 million

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 1. ACCOUNTING PRINCIPLES (continued)

Provisions for warranties

Provisions for warranty commitments are reported on the grounds that HA Group may need to bear costs for repairing faulty products. Warranties are usually provided for one or two years after the sale. There is uncertainty regarding the amounts and times for possible settlements under these warranties. Provisions for warranty commitments are reported based on historical information and outcomes.

Acquisitions

The acquisition method is applied to account for the Group’s business combinations, whether the acquisition consists of equity shares or other assets. The purchase price for the acquisition of a subsidiary consists of the real values of

—	transferred assets

—	liabilities borne by HA Group to former owners

—	shares issued by HA Group

—	assets or liabilities arising from a conditional purchase agreement

—	previously reported equity ratio in the acquired company

Identifiable acquired assets, assumed liabilities and assumed contingent liabilities in Business combinations are initially valued, with a few exceptions, at fair value on acquisition date. For each acquisition, ie on an acquisition-by–acquisition basis, HA Group decides whether non-controlling interest in the acquiree is reported at fair value or at the portional share of the holding in the carrying amount of the acquiree’s identifiable net assets. Acquisition-related costs are expensed when incurred.

Goodwill refers to the excess of the:

—	consideration transferred,

—	amount of any non-controlling interest in the acquired entity, and

—

the fair value at acquisition date of any previous equity interest in the acquired entity, over the fair value of identifiable assets acquired. If the amount is less than the real the value of the acquired net assets, in the case of a low-cost acquisition, the difference is recognized directly in the income statement. In cases where all or a portion of a purchase price is postponed, future payments shall be discounted at present value at date of acquisition. The discount rate is the company’s marginal lending rate, which is the interest rate the company would have paid for loan financing during the corresponding period and on similar terms. Conditional purchase consideration is classified either as equity or as a financial liability. Amounts classified as financial liabilities are revalued in each period at fair value. Any revaluation gains and losses are recognized in profit or loss. If the business combination is carried out in several stages, the previous equity ratios of the acquired company are revalued at their fair value as at acquisition date. Any gain or loss resulting from the revaluation is reported in the income statement.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 2. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

This Note explains HA Group’s exposure to financial risks and how these risks may affect HA Group’s future financial results. The results of the relevant periods have been included, if applicable, to provide additional information in this context.

Risk	Exposure arises from	Measurement	Management
Market risk - currency	Future business transactions Reported financial assets and financial liabilities that are not expressed in Swedish kronor (kr).	Cash flow projections Sensitivity analysis	Assessment of currency swaps
Market risk - rate risk	Long-term borrowing with floating rate	Sensitivity analysis	Assessment of need for Interest rate swaps
Credit risk	Liquid funds, accounts receivable, derivative financial instruments assets that can be sold and investments held to maturity	Aging Credit rating	Diversification of deposits, credit limits and letters Location Guidelines for financial assets, such as assets that can be sold, and investments held to maturity
Liquidity risk	Borrowings and other liabilities	Cash flow projections	Access to binding credit commitments and credits

HA Group finance identifies, evaluates and hedges financial risks in close cooperation with HA Group’s operating units. The Board establishes written policies both for overall risk management and for specific areas, such as currency risk, interest rate risk, credit risk, use of derivative instruments and non-derivative financial instruments and placement of excess liquidity.

CURRENCY RISK AND POLICY

HA Group has most of its subsidiaries, as well as production and sales units, outside Sweden. A significant share of the Group’s assets, liabilities, income and expenses are consequently in foreign currencies. Exchange rate fluctuations in the SEK to other currencies thereby affects HA Group’s financial position and performance.

Currency risk can be divided into transaction exposure and translation exposure. Transaction exposure refers to the net of operating and finance inflows and outflows in currencies. Translation exposure refers to foreign subsidiaries’ net assets and profit in foreign currencies.

TRANSACTION EXPOSURE

HA Group’s policy is to cover currency risk through currency forward contracts up to a maximum of fifty percent of the expected currency flows (net) in the next 12 months. The effect of currency fluctuations on consolidated profit is, thereby, reduced during the period of time during which the prices and costs, insofar as

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 2. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (continued)

possible, are adapted to the changed exchange rates. The most significant exposure pertains to raw material purchases in EUR, although several of HA Group’s subsidiaries are located within the EMU, i.e. these companies have no exposure. A few companies sell in foreign currencies.

The Group’s net exposure in various currencies:

31 Dec 2017 SEK 1 911 million

31 Dec 2016* SEK -802 million

31 Dec 2015* SEK -745 million

A strengthening of the exposure currency by 5 per cent affects the consolidated operating profit in, approximately, the amounts stated below, excluding hedging measures.

31 Dec 2017 SEK 96 million

31 Dec 2016* SEK -41 million

31 Dec 2015* SEK -40 million

As at 31 December 2017, there are no outstanding currency forward contracts for the hedging of currency flows.

Operating profit for 2017 includes foreign exchange gains of:

31 Dec 2017 SEK 10 million

31 Dec 2016* SEK    8 million

31 Dec 2015* SEK    3 million

Net financial items include foreign exchange gains of:

31 Dec 2017 SEK 275 million

31 Dec 2016* SEK 392 million

31 Dec 2015* SEK 343 million

Financial foreign exchange gains refer to exchange rate effects, mainly in unrealised gains and losses on borrowing in foreign currencies. Currency fluctuations also have an impact on both net sales and expenses in a currency other than the functional currency in the respective country.

There is no ineffectiveness to report regarding cash-flow hedges (0).

TRANSLATION EXPOSURE

The table below shows the currencies most important to HA Group and the exchange rates used in the translation of foreign subsidiaries’ income statements and balance sheets to SEK.

		Closing-day rate			Average price
Country	Currency code	2017	2016*	2015*	2017	2016*	2015*
EUR countries	EUR	9.85	9.57	9,14	9.63	9.47	9.36
Switzerland	CHF	8.43	8.91	8,43	8.67	8.69	8.77
Denmark	DKK	1.32	1.29	1,22	1.29	1.27	1.25
Poland	PLN	2.36	2.17	2,15	2.26	2.17	2.24
Russia	RUR	0.14	0.15	0,11	0.15	0.13	0.14

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 2. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (continued)

The translation difference arising in comparing profit for the year with the average rate applied in the income statement, and the final rate applied in the balance sheet, is recognised directly in equity. Net assets in foreign subsidiaries are recognised at the closing-day rate in the balance sheet. Translation differences arising between the value of these assets at the beginning of the year and the value at year-end are recognised in comprehensive income for the year. The totals of both of the aforementioned translation differences are:

2017    SEK      -58 million

2016* SEK    314 million

2015*    SEK -83 million

BORROWING AND MATURITY STRUCTURE

HA Group’s financing and financing risk is managed by the subsidiary HA International AB, and provides financing for certain Group entities.

In November 2017, HA Group successfully completed a refinancing of its senior facilities, with the previous financing replaced by a new syndicated EUR denominated borrowing arrangement. This new financing consists of a borrowing facility of EUR 500 million maturing in 2024 and a revolving credit facility of EUR 50 million maturing in 2023.

The new agreement contains only one financial commitment, calculated as net debt in relation to consolidated EBITDA, with the first test as of December 2018. Previous agreements contained three financial commitments, (net debt in relation to consolidated EBITDA, net cash in relation to interest expense and cash flow in relation to net cash interest expenses and repayment of loans). The company has complied with all of the financial commitments.

The lead arrangers were KKR Capital Markets Ltd, Nordea and SEB and the agent is Lucid Agency and Trustee Services Ltd. The borrowing facility of EUR 500 million was fully drawn at inception (30 November 2017). As of December 2017, a total of GBP7m had been drawn on the revolving credit facility.

Additional information as regards the HA Group’s borrowings can be found in Note 17.

The table below shows the percentage distribution per currency of the Group’s senior borrowing, excluding shareholder loans and derivatives, as at 31 December 2017.

EUR	99%
GBP	1%
100%

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 2. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (continued)

The table below shows the percentage distribution per currency of the Group’s senior borrowing, excluding shareholder loans and derivatives, as at 31 December 2016*.

EUR	59%
SEK	18%
DKK	1%
NOK	8%
RUR	5%
CHF	9%

100%

The table below shows the percentage distribution per currency of the Group’s senior borrowings, excluding shareholder loans and derivatives, as at 31 December 2015*.

EUR	60%
SEK	21%
DKK	1%
NOK	8%
CHF	10%

100%

HA Group has subordinated loans from the owner KKR Credit Advisors (US) LLC. These loans are subject to payment in kind (PIK) interest, which is capitalised during the term of the loan, please see Note 17 for further details.

Interest rate risk

HA Group’s main interest rate risk arises from long-term variable rate borrowing, which exposes the Group to interest rate risk on cash flows. The Group’s borrowings and receivables are reported at accrued acquisition value.

The result is sensitive to higher / lower interest income from borrowing due to interest rate fluctuations.

	Impact on net profit for the year after tax
	2017	2016*	2015*
Interest rate—increase 1 percent *	50	56	22
Interest rate—reduction -1 percent *	-49	-46	-68

*	All other variable constant

Interest rate swaps

Interest rate swaps are used to secure the desired interest rate levels.

No interest rate swaps existed as at 31 December 2017

The nominal amount of outstanding interest rate swap agreements at December 31, 2016* amounted to SEK 1,042, for December 31, 2015* this amounted to SEK 1,270

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 2. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (continued)

As at 31 December 2016*, variable interest rates varied between 0% and 1.36% (2015*: between 0.16% and 2.08%). Approximately 90% incurs 0% interest. The most important variable interest rates are EURIBOR and LIBOR.

The key variable interest rates are EURIBOR and LIBOR. Gains and losses on interest rate swaps at 31 December 2015* have been recognised in the hedging reserve in equity

Currency swaps

Currency interest rate swaps are used to obtain the desired financing in terms of the subsidiaries’ currency.

New currency swaps were entered into as of end November 2017 due to inter-company loans between Hilding Anders International AB and certain subsidiaries. The currency swaps are in EUR to SEK, CHF, CZK, NOK and PLN. The objective is to better reflect HA Group’s earnings in various currencies. The nominal amount for the outstanding currency swaps amounts to EUR 500 million and these fall due in November 2024. Gains and losses arising on the currency swaps are continuously recognised in the income statement as unrealised currency gains.

2016: In 2014 and 2015*, the Group entered into 3 currency interest rate swaps whereby EUR debt via derivatives was converted into CHF and NOK debt. The purpose is to better reflect HA Group’s earnings in different currencies. The nominal amount of outstanding currency exchange swaps was SEK 2,487 million and closed out November 2017.

Financing risk

As described above, HA Group is financed by a consortium on the basis of a syndicated borrowing arrangement in effect until 30 November 2024.

At year-end, the Company’s unutilised portion of the agreed credits amounted to

EUR 42 million in a Revolving Credit Facility, (GBP 7 million was drawn in December 2017).

2016*: HA Group was funded by a consortium on the basis of a syndicated multi-currency credit facility due to expire on 31 July 2020.

At year-end the unused portion of the company’s agreed credit lines totalled SEK 248 million.

2015*: HA Group is funded by a consortium on the basis of a syndicated multi-currency credit facility due to expire on 31 December 2017.

At year-end the unused portion of the company’s agreed credit lines totalled SEK 504 million.

Credit Risk

Financing risk is defined as the risk of not being able to meet payment commitments as a result of inadequate liquidity or difficulty in obtaining financing. HA Group’s goal is to always have more than one creditor willing to offer financing at market-based terms.

Categories of financial assets and liabilities and measurement at fair value

The table below presents financial assets and liabilities per category as defined in IAS 39 Financial Instruments: Recognition and measurement.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 2. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (continued)

Financial instruments by category

	Loans and receivables	Assets at fair value through profit or loss	Derivatives used for hedging	Total
31 Dec. 2017
Assets reported in the balance sheet
Derivative instruments		58		58
Accounts receivable and other receivables excluding interim receivables	1,323			1,323
Cash and cash equivalents	889			889

Total	2,212	58	0	2,270

	Other financial liabilities	Liabilities at fair value through profit or loss	Derivatives used for hedging	Total
31 Dec. 2017
Liabilities reported in the balance sheet
Borrowing	14,398			14,398
Derivative instruments				0
Accounts payable and other liabilities excluding non-financial liabilities	1,698			1,698

Total	16,096	0	0	16,096

	Loans and receivables	Assets at fair value through profit or loss	Derivatives used for hedging	Total
31 Dec. 2016*
Assets reported in the balance sheet
Derivative instruments
Accounts receivable and other receivables excluding interim receivables	1,206			1,206
Cash and cash equivalents	952			952

Total	2,158	0	0	2,158

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 2. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (continued)

	Other financial liabilities	Liabilities at fair value through profit or loss	Derivatives used for hedging	Total
31 Dec. 2016*
Liabilities reported in the balance sheet
Borrowing	12,869			12,869
Derivative instruments		24	12	36
Accounts payable and other liabilities excluding non-financial liabilities	1,397			1,397

Total	14,266	24	12	14,302

	Loans and receivables	Assets at fair value through profit or loss	Derivatives used for hedging	Total
31 Dec. 2015*
Assets reported in the balance sheet
Derivative instruments
Accounts receivable and other receivables excluding interim receivables	1,276			1,276
Cash and cash equivalents	992			992

Total	2,268	0	0	2,268

	Other financial liabilities	Liabilities at fair value through profit or loss	Derivatives used for hedging	Total
31 Dec. 2015*
Liabilities reported in the balance sheet
Borrowing	11,243			11,243
Derivative instruments		-11	25	14
Accounts payable and other liabilities excluding non-financial liabilities	1,325			1,325

Total	12,568	-11	25	12,582

The maximum exposure to credit risk as at the balance sheet date corresponds to the carrying amount of each category of financial assets mentioned above.

For short-term financial assets and liabilities (Cash, trade receivables and trade payables), the fair value is estimated to correspond to the carrying amount.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 2. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (continued)

Financial derivatives are valued at fair value using established valuation models with market rates from active foreign exchange markets and all derivatives are valued in group 2.

As the majority of interest-bearing liabilities have a fixed-interest period of no more than 3 months and as the new financing was completed close to year-end (November 2017), the difference between amortised cost and fair value at December 31, 2017 is considered immaterial..

NOTE 3. RELATED PARTY DISCLOSURES

Owners of Parent Company

The following funds managed by KKR Credit Advisors (US) LLC have a controlling influence in HA Group:

Name	Country	% equity
Capital Partners L.P.		3.40%
Corporate Capital Trust Inc.		27.30%
KKR Credit Relative Value Master Fund L.P		0.50%
KKR Debt Investors II (2006) Ireland L.P.		4.70%
KKR European Special Opportunities Limited		10.20%
KKR Financial Holdings Limited		6.40%
KKR CP Partners L.P.		2.00%
Maryland State Retirement And Pension System		1.20%
KKR Mezzanine Partners I L.P.		18.70%
KKR Mezzanine Partners Side-by-Side L.P.		0.10%
Oregon Public Employees Retirement Fund		2.80%
KKR-PBPR Capital Partners L.P.		1.20%
Spruce Investors Limited		19.90%
KKR Principal Opportunities Partnership L.P.		1.80%
Total Shares		100%

In 2016, B-Fly 2 S.á.r.l, Luxembourg had a controlling influence over HA Group in the capacity of majority owner, which was divested to the funds listed above during the financial year.

Subsidiaries

Holdings in subsidiaries are presented in Note 14.

NOTE 4. NET SALES BY GEOGRAPHIC MARKET

Net sales distributed by geographic market:

	2017	%	2016*	%	2015*	%
Europe	4,590	51	5394	65	5,399	63
Russia	3,659	40	2154	26	2,452	29
Asia	823	9	713	9	728	8

Total	9,072	100	10,277	124	8,578	100

100% of net sales refers to goods.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 5. INFORMATION ON TYPE OF COST

In the consolidated income statement, costs are grouped by function. Information on significant cost types is provided below.

	Note	2017	2016*	2015*
Product cost in cost of goods sold1)		4,911	4,497	4,537
Salaries, remuneration and social security contributions	6	1,083	1,649	1,659
Amortisation of intangible assets	11	22	16	13.655
Depreciation of tangible assets	12	208	229	229.08
Other		2,476	1,266	1,305

Total costs		8,700	7,657	7,743

1)	Product costs presented above include material costs, logistics costs and other variable manufacturing costs (excluding salaries).

NOTE 6. SALARIES AND OTHER ENTITLEMENTS

	2017	2016*	2015*
Salaries, including restructuring costs & other benefits upon termination	793	1,301	1,306
Social security contributions	267	291	289
Pension expenses—defined contribution plans	37	44	50
Pension expenses—defined benefit plans (Note 16)	-14	13	14

	1,083	1,649	1,659

	2017	2016*	2015*
Salaries, remuneration and social security contributions
Salaries and other benefits to the CEO	38	56	50
Of which bonuses	5	11	10
Other salaries and benefits	755	1,246	1,256
Pension expenses for the CEO	3	5	5
Pension expenses for other employees	21	52	59
Other payroll overhead	267	291	289
Total	1,089	1,649	1,659

No remuneration is payable to Board Members in the Parent Company.

NOTE 7. FINANCIAL ITEMS

a)	Financial income

	2017	2016*	2015*
Other interest income and similar profit/loss items
Interest	23	24	13
Foreign exchange gains from financing measures and other similar items	68	231	343

Total	91	255	356

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 7. FINANCIAL ITEMS (continued)

b)	Financial expenses

	2017	2016*	2015*
Other interest expenses and similar profit/loss items Interest	-1554	-1354	-1208
Foreign exchange losses from financing measures	-276	-435	0

Total	-1,830	-1,788	-1,208

NOTE 8. TAXES

a) Taxes in profit/loss for the year

	2017	2016*	2015*
Current tax	-175	-125	-149
Deferred tax	-34	10	4

Total	-209	-114	-146

b) Tax rate

The Swedish income tax rate currently amounts to 22.0 per cent (2016 – 22%) (2015 – 22%). The Group’s recognised tax is presented below:

Income tax expense	2017	2016*	2015*
Profit before taxes	-1,328	-906	2
Income tax according to Swedish law 22% (22.0%)	292	199	0
Tax effect on items not deductible / non taxable
Other items	5	20
Subtotal	297	219	0
Difference in foreign tax rates	6	5	4
Adjustment of tax for previous periods and other	-41	26	12
Effect of changed tax rate	-6	-2	-4
Taxes for the year without capitalization of deferred tax	-465	-362	-164

Reported tax	-209	-114	-153

The tax attributable to components in Other comprehensive income is as follows:

	2017			2016*			2015*
	Before tax	Tax effect	After tax	Before tax	Tax effect	After tax	Before tax	Tax effect	After tax
Cash flow hedges	0	0	0	13	-3	10	-2	1	-1
Net pension obligations	35	-7	28	0	0	0	-4	0	-4
Exchange-rate differences	-59	0	-59	311		311	-83	0	-83

Other comprehensive income	-24	-7	-31	324	-3	321	-89	1	-88

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 8. TAXES (continued)

c) Tax loss carry-forwards

	2017	2016*	2015*
Unutilised tax-loss carry-forwards for which no deferred tax assets have been recognised	65	2,810	1,622

The unutilized loss carry forwards relate to Parent companies in Sweden where there is no limited useful lifetime. The Parent Company is unlikely to generate taxable income in the foreseeable future. The difference in one year relates to the changed ownership structure. An ongoing investigation has validated the amount of lost loss carry forwards.

d) Deferred tax assets and liabilities

Temporary differences and tax loss carry-forwards have resulted in the following deferred tax assets and liabilities.

	2017	2016*	2015*
Deferred tax assets
Tax loss carry-forwards	4	21	10
Stock impairments	1	6	5
Provisions for bad debt losses	1	12	9
Provisions for guarantee commitments	1	5	4
Provisions for pensions	21	25	23
Provisions for restructuring measures	3	4	8
Temporary differences fixed assets	15	17	16
Other deductible temporary differences	13	22	14

Total deferred tax assets	59	112	89

Deferred tax liabilities
Temporary difference intangible fixed assets	55	56	51
Temporary difference tangible and financial assets	106	94	90
Other taxable temporary differences	2	8	9

Total deferred tax liabilities	163	158	150

Maturity dates for deferred taxed carried forwards:

	2017	2016*	2015*
Deferred tax assets
—Deferred tax assets to be utilized after more than 12 months	40	62	49
—Deferred tax assets to be utilized within 12 months	19	49	40

	59	112	89

Deferred tax liabilities
—Deferred tax liabilities to be utilized after more than 12 months	161	150	142
—Deferred tax liabilities to be utilized within 12 months	2	8	9

	163	158	150

Deferred tax (net)	-104	-46	-61

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 9. INTANGIBLE FIXED ASSETS

2017

Group	Goodwill	Other intangible fixed assets	Total intangible fixed assets
Opening cost	9,842	586	10,428
Investments	53	25	78
Sales/disposals	-1	-21	-22
Reclassifications		0	0
Translation difference	58	0	58

Closing accumulated costs	9,952	590	10,542

Opening amortisation	0	-230	-230
Sales/disposals	0	17	17
Amortisation according to plan for the year	0	-22	-22
Translation difference	0	-3	-3

Closing accumulated amortisation according to plan	0	-238	-238

Opening impairment	-3,882	-12	-3,894
Impairment losses for the year	0	5	5
Sales/disposals	0		0
Translation difference	-90	0	-90

Closing accumulated impairment	-3,972	-7	-3,979

Closing book value	5,980	345	6,325

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 9. INTANGIBLE FIXED ASSETS (continued)

2016*

	Goodwill	Other intangible fixed assets	Total intangible fixed assets
Opening cost	9,329	540	9,869
Investments	12	20	32
Sales/disposals	0	0	0
Reclassifications	0	-13	-13
Translation difference	0	1	1
	501	38	539

Closing accumulated costs	9,842	586	10,428

Opening amortisation
Sales/disposals	0	-217	-217
Reclassifications	0	0	0
Amortisation according to plan for the year	0	13	13
Translation difference	0	-16	-16

Closing accumulated amortisation according to plan	0	-230	-230

Opening impairment	-3,699	-12	-3,711
Impairment losses for the year	0	3	3
Sales/disposals	0	-3	-3
Translation difference	-184	0	-183

Closing accumulated impairment	-3882	-12	-3894

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 9. INTANGIBLE FIXED ASSETS (continued)

2015*

	Goodwill	Other intangible fixed assets	Total intangible fixed assets
Opening cost	9,506	543	10,049
Investments	0	21	21
Sales/disposals	0	0	0
Reclassifications	0	1	1
Translation difference	-177	-25	-202

Closing accumulated costs	9,329	540	9,869

Opening amortisation	0	-211	-211
Sales/disposals	0	0	0
Reclassifications	0	0	0
Amortisation according to plan for the year	0	-14	-14
Translation difference	0	7	7

Closing accumulated amortisation according to plan	0	-217	-217

Opening impairment	-3,833	-12	-3,845
Impairment losses for the year	0	0	0
Sales/disposals	0	0	0
Translation difference	134	0	134

Closing accumulated impairment	-3,699	-12	-3,711

Other intangible assets mainly consist of acquired brands, investments in software, and acquired technology and capitalised expenditures for product development. Other intangible assets include brands with an indefinite useful life in an amount of:

2017 SEK 283 million

2016* SEK 266 million

2015* SEK 242 million

Distribution of goodwill

The company has only one cash-generating unit. Cash generating units are accounted for in a manner that is consistent with the internal reports submitted to the Chief Operating Decision Maker. The Chief Operating Decision Maker is the function responsible for allocating resources and for assessing the results of the operations. HA Group’ Chief Operating Decision Maker is the Company’s CEO. Regular internal management reporting takes place to the CEO and meets the criteria to constitute a cash-generating unit for the Group as a whole. Otherwise, sales are monitored by geographic market and major customers. None of these follow-up levels meet the criteria for cash-generating units in HA Group’ opinion, which is why the entireGroup is reported as one unit.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 9. INTANGIBLE FIXED ASSETS (continued)

Impairment testing regarding goodwill and other intangible fixed assets with indefinite economic lifetimes

An annual testing of whether there are any impairment requirements on brands and goodwill is undertaken annually. This testing does not show any further impairment requirements. The value in use for goodwill is determined by forecasting expected cash flows after tax and based on these forecasts, calculating the present value of the cash flows on the basis of a so-called discounted cash flow model. The starting point comprises the internal forecast for the next year. Based on this, assumptions are made regarding growth, gross margin development and costs for an additional four years, based on the management’s assessment of developments in these areas. After the explicit forecast period of four years, growth is assumed to correspond to long-term inflation of 2 per cent. The discount interest rate (Weighted Average Cost of Capital, WACC) applied was:

2017: 11,4 per cent before tax and 8,88 per cent after tax

2016*: 11,4 per cent before tax and 8,88 per cent after tax

2015*: 11,4 per cent before tax and 8,88 per cent after tax

A change of 2%, alone with everything else remaining unchanged, in WACC, gross margins or growth assumptions does not lead to an impairment requirement.

In impairment testing, the recoverable amount is determined based on the value in use of the asset.

NOTE 10. TANGIBLE FIXED ASSETS

2017

Group	Land, buildings and land improvements	Machinery and equipment	Construction in progress and advances	Total tangible fixed assets
Opening cost	1,250	2,094	30	3,374
Investments	25	209	109	343
Business combinations	0	4	0	4
Sales/disposals	0	-179	0	-179
Reclassifications	5	23	-26	2
Translation difference	23	19	1	43

Closing accumulated costs	1,303	2,170	114	3,587

Opening depreciation	-630	-1,606	0	-2,236
Business combinations	0	0	0	0
Sales/disposals	0	171	0	170
Reclassifications	0	0	0	0
Depreciation according to plan for the year	-33	-177	0	-210
Translation difference	-9	-16	0	-25

Closing accumulated depreciation according to plan	-672	-1,628	0	-2,300

Opening impairment	0	-3	0	-3
Sales/disposals	0	0	0	0
Impairment losses for the year	0	-1	0	-1
Translation difference	0	1	0	1

Closing impairment	0	-3	0	-3

Closing book value1)	631	539	114	1,284

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 10. TANGIBLE FIXED ASSETS (continued)

2016*

	Land, buildings and land improvements	Machinery and equipment	Construction in progress and advances	Total tangible fixed assets
Opening cost	1,182	1,982	26	3,190
Investments	28	147	18	194
Business combinations	3	7	0	10
Sales/disposals	-13	-184	0	-197
Reclassifications	0	7	-9	-2
Translation difference	49	135	-4	180

Closing accumulated costs	1,250	2,094	30	3,375

Opening depreciation	-575	-1,498	0	-2,072
Business combinations	0	-2	0	-3
Sales/disposals	10	176	0	186
Reclassifications	0	1	0	1
Depreciation according to plan for the year	-39	-190	0	-229
Translation difference	-27	-92	0	-119

Closing accumulated depreciation according to plan	-630	-1,606	0	-2,237

Opening impairment	0	1	0	1
Impairment losses for the year	0	-3	0	-3
Translation difference	0	-1	0	-1

Closing impairment	0	-3	0	-3

Closing book value1)	620	485	30	1,136

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 10. TANGIBLE FIXED ASSETS (continued)

2015*

	Land, buildings and land improvements	Machinery and equipment	Construction in progress and advances	Total tangible fixed assets
Opening cost	1,185	1,941	21	3,147
Investments	10	166	37	213
Business combinations	0	0	0	0
Sales/disposals	-5	-67	0	-71
Reclassifications	3	26	-31	-2
Translation difference	-11	-85	-1	-97

Closing accumulated costs	1,182	1,982	26	3,190

Opening depreciation	-552	-1,418	0	-1,970
Business combinations	0	0	0	0
Sales/disposals	1	61	0	62
Reclassifications	0	1	0	1
Depreciation according to plan for the year	-29	-200	0	-229
Translation difference	5	59	0	63

Closing accumulated depreciation according to plan	-575	-1,498	0	-2,072

Opening impairment	0	-2	0	-2
Sales/disposals	4	2	0	6
Impairment losses for the year	-4	0	0	-4
Translation difference	0	0	0	0

Closing impairment	0	1	0	1

Closing book value1)	607	485	26	1,118

1)	The closing book value of buildings, land and land improvements includes land, which is not subject to depreciation, in the amount of:

2017: SEK 63 million

2016*: SEK 60 million

2015*: SEK 60 million

NOTE 11. LEASING

Operating leases

Leasing expenses for the year as regards operating leases, including renting of premises are:

2017 SEK 385 million

2016* SEK 362 million

2015* SEK 335 million

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 11. LEASING (continued)

Future costs for non-cancellable operating leases, including rental agreements, amount to:

2017 SEK 364 million

2016* SEK 283 million

2015* SEK 252 million

Falling due for payment as follows.

2017	2018	2019-2022	2023 or later	Total
Rent of premises	57	170	93	320

Other operating leases	20	24	0	44

Total operating leases	77	194	93	364

2016	2017	2018-2021	2022 or later	Total
Rent of premises	51	132	53	236

Other operating leases	23	24	0	47

Total operating leases	74	156	53	283

2015	2016	2017-2020	2021 or later	Totalt
Rent of premises	58	123	19	200

Other operating leases	22	30	0	52

Total operating leases	80	153	19	252

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 12. PARTICIPATIONS IN GROUP COMPANIES

Company	Corp. ID no.	Domicile	% equity	No. of shares
B-Fly Denmark Aps	30,072,227	Horsens, Denmark	100%	10,000
B-Fly Finland OY	2071882-9	Närpes, Finland	100%	250
B-Fly Norway AS	990,407,207	Svelvik, Norway	100%	1,001
Hilding Anders Bretagne SAS	408,570,356	St Gildas des Bois, France	100%	210,537
Eastborn Group BV	06090111	Vroomshoop, Netherlands	100%	300
Eastborn Marine BV	05056010	Vroomshoop, Netherlands	100%
Hilding Anders Netherlands BV	05028639	Vroomshoop, Netherlands	100%
Halecroft Ltd	HE248405	Cyprus	73%	2,920
Hilding Anders Asia Pacific Ltd	357255	Tortola, B.V.I.	100%	1,000,000
Hilding Anders Belgium NV	465.600.592	Zingem, Belgium	100%	76,050
Hilding Anders Ceska Republika sro	CZ 261 73 212	Roztoky, Czech Republic	100%	100
Hilding Anders d.o.o.	70027051	Prelog, Croatia	100%
Hilding Anders Danmark A/S	19,835,901	Horsens, Denmark	100%	250,000
Hilding Anders Deutschland GmbH	HRB80237	Mörfelden, Germany	100%
Hilding Anders Finance AB	556440-6857	Malmö, Sweden	100%	1,000
Hilding Anders Financing 1 AB	556932-8031	Malmö, Sweden	100%	50,000
Hilding Anders Financing 2 AB	556932-8064	Malmö, Sweden	100%	50,000
Hilding Anders Financing 3 AB (publ)	556932-4758	Malmö, Sweden	100%	500,000
Hilding Anders Financing AB (publ)	556933-2074	Malmö, Sweden	100%	500,000
Hilding Anders Finland Oy	176 2799-3	Närpes, Finland	100%	100
Hilding Anders France SAS	799,162,805	Roppentzwiller, Frankrike	100%	500
Hilding Anders Holdings 4 AB	556708-2655	Malmö, Sweden	100%	100,000
Hilding Anders Holdings Denmark Aps	10,163,269	Horsens, Denmark	100%	152,289
Hilding Anders Holdings France SNC	480,076,819	St Gildas des Bois, France	100%	200
Hilding Anders Holdings Limited	2673742	Oldham, UK	100%	61,516,632
Hilding Anders Holdings Norway A/S	986938508	Svelvik, Norway	100%	100,001
Hilding Anders Holdings Spain S.L.	B64411952	Valencia, Spain	100%	1,000
Hilding Anders International AB	556650-6704	Malmö, Sweden	100%	33,800,000
Hilding Anders Italy S.r.l	IT 01824470247	Vicenza, Italy	100%	558,480
Hilding Anders Midco AB	556917-4385	Malmö, Sweden	100%	3,804,348
Hilding Anders Norway A/S	951898139	Svelvik, Norway	100%	15,500
New Hilding Anders Services AB	556984-8335	Malmö, Sweden	100%	500
Hilding Anders Sweden AB	556289-7941	Hässleholm, Sweden	100%	40,000

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 12. PARTICIPATIONS IN GROUP COMPANIES (continued)

Company	Corp. ID no.	Domicile	% equity	No. of shares
Hilding Anders Switzerland AG	320.3.012-391-7	Schänis, Switzerland	100%	3000
Hilding Baltic A/S	10258395	Tallinn, Estonia	100%	1,300
Hilding Polska Sp.Z.oo	13,551	Murowana Goslina, Poland	100%	5,000
LLC Matrasko	35220585	Cherkassy, Ukraine	100%	5,000
Jensen Madrasser ApS	19855988	Ålborg, Denmark	100%	125
Jensen Skandinavia Ltd	3841248	Taunton, UK	100%	10,000
LLC Askona Vek	1033302204264	Kovrov, Russia	73%	—
LLC TH Askona	1043302207508	Kovrov, Russia	73%	—
PMZ Beheer BV	23,015,235	Zwijndrecht, Netherlands	100%	106
PT Slumberland Indonesia	S331ID	Jawa Barat, Indonesia	50.1%	1,003,102
Pullman Matrassenfabriek BV	24,306,674	Zwijndrecht, Netherlands	100%	20,001
Slumberland (M) Sdn Bhd	3387-W	Selangor, Malaysia	100%	2,000,000
Hilding Anders Singapore Pte Ltd	198000655D	Singapore	100%	400,000
Hilding Anders Thailand Ltd	0-10-5-517-01225-5	Bangkok, Thailand	100%	999,998
Hilding Anders Harbin Furniture Co Ltd	230100400000162	Harbin, China	100%	28,000,000
Hilding Anders Malaysia Sdn Bhd	789312-D	Selangor, Malaysia	100%	2,500,000
Hilding Anders Marketing Sdn Bhd	238828-V	Selangor, Malaysia	100%	2
Hilding Anders Shanghai Furniture Co Ltd	310000400023483	Shanghai, China	100%	9,100,000
Hilding Anders Spain SL	B96667555	Valencia, Spain	100%	567,388
Hilding Anders Champagne SAS	328015573	St Gildas des Bois, France	100%	3,500
Hilding Anders Alsace SAS	946,351,103	Roppentzwiller, France	100%	28,000
UAB Mingridas	300869607	Jonava, Lithuania	100%	10
Hilding Anders (Tianjin) Beds Co Ltd	91120116MAO5LDXE6C	Tianjin, China	100%
Hilding Anders Russia		Kovrov, Russia	73%
Hilding Anders Wholesale		Kovrov, Russia	73%
Springs & Foam GmbH	HRB 231502	Munich, Germany	86%	21,500

1)	Share of equity also refers to share of votes.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 13. STOCK-IN-TRADE

	2017	2016*	2015*
Raw materials and consumables	418	380	352
Work in progress	95	91	69
Finished products and goods for resale	497	399	338
Impairment, obsolescence	-44	-59	-49

Total	966	810	711

Obsolescence impairment
	2017	2016*	2015*
Opening balance, 1 January	-59	-49	-56
Increase in provisions	-7	-16	-8
Utilised provisions	21	7	12
Reversed unutilised amount	1	1	2
Translation difference	0	-3	1

Closing balance, 31 December	-44	-59	-49

NOTE 14. ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

	2017	2016*	2015*
Accounts receivable	876	1,053	1072
Prepaid expenses and accrued income	97	206	72
Tax assets	41	39	59
Other receivables	383	115	144

Total	1397	1413	1348

Accounts receivable

Overdue accounts receivable amounted to:

2017 SEK 271 million, of which 114 million was allocated to provisions for doubtful accounts receivable.

2016* SEK 269 million, of which SEK 61 million was allocated to provisions for doubtful accounts receivable.

2015* SEK 272 million, of which SEK 58 million was allocated to provisions for doubtful accounts receivable.

The age distribution of these is presented below.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 14. ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES (continued)

Age analysis accounts receivable

	2017	2016*	2015*
Not overdue	720	845	858
Overdue but not written down
Between 1-30 days overdue	75	91	115
Between 31-60 days overdue	13	33	32
Between 61-90 days overdue	5	39	27
More than 91 days overdue	178	105	97

Total	991	1114	1130

Provisions for doubtful receivables	-114	-61	-58

Total	877	1053	1072

Amortized but not written-down receivables:

At December 31, 2017, accounts receivable amounting to SEK 270m (2016 SEK 269m) (2015 SEK 272m) were due without an assessed impairment requirement. Accrued receivables refer to a number of customers who previously indicated no payment difficulties. Other categories of accounts receivable and other receivables do not contain any assets requiring impairment. Based on credit history, the amounts are expected to be received by the due date. HA Group has provided no mortgages as collateral for these claims.

Changes in the provisions for doubtful accounts receivable are shown below.

	2017	2016*	2015*
Opening balance, 1 January	-61	-58	-66
Increase in provisions	-59	-10	-15
Confirmed losses	6	9	16
Reversed unutilised amount	0	0	5
Translation difference	0	-4	3

Closing balance, 31 December	-114	-61	-58

When a credit loss is deemed to exist, a provision is made for a doubtful accounts receivable as an adjustment in the value of the gross amount. When a bad debt loss is confirmed, e.g. in a bankruptcy without distribution, the gross amount is reduced and the provision is dissolved.

Prepaid expenses and accrued income

	2017	2016*	2015*
Accrued income	1	4	6
Prepaid rents	5	55	16
Prepaid advertising costs	13	79	7
Prepaid insurance expenses	5	8	7
Other items	54	60	36

Total	78	206	72

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 15. PROVISIONS FOR PENSIONS AND OTHER POST-EMPLOYMENT BENEFITS

Compensation for pensions and other benefits after employment are largely paid through defined contribution plans where continuous payments are ma,de to authorities and insurance companies. These independent bodies, thereby assume the pensionobligations to these employees. Within HA Group, there is also a number of defined benefit pension plans, which means that the employees are guaranteed a pension equivalent to a percentage of their salary.

A portion of the defined benefit pension plans is funded, which means that there are assets in specific foundations or equivalent securing the future pension payments. There are also obligations secured through endowment insurance or through provisions on the balance sheet, and, then, often combined with credit insurance on the pension commitment. The Group’s defined-benefit commitments are mainly in Norway, Switzerland, Sweden and Thailand. The value of pension obligations for defined benefit plans is based on actuarial calculations based on assumptions concerning discount rates, the expected return on plan assets, future pay increases, inflation and demographic conditions.

Pension obligations related to the defined benefit ITP 2 scheme for retirement and family pensions for salaried employees in Sweden are underwritten with insurance provided by Alecta. According to a statement by the Swedish Financial Reporting Board, UFR 3 Classification of the ITP schemes financed via insurance from Alecta, this is a defined benefit plan comprising several employers. For the 2016 financial year, the company has not had access to information enabling it to account for its proportionate share of the plan’s commitments, plan assets and costs, with the result that it has not been possible to recognize the plan as a defined-benefit plan. The ITP 2 pension scheme, which is provided for by means of insurance with Alecta, is, therefore, reported as a defined contribution pension scheme. The premium for the defined benefit retirement and family pension is calculated individually and is based on such factors as salary, previously earned pension and expected remaining length of service. Expected fees for the next reporting period for ITP 2 insurance with Alecta amount to SEK 5 million (5). The Group’s share of the total charges to the plan amount to 0.03 per cent (0.03).

The collective funding ratio is the market value of Alecta assets as a percentage of insurance commitments calculated according to Alecta’s actuarial methods and assumptions, which do not comply with IAS 19. The collective consolidation level is usually allowed to vary between 125 and 155 per cent. If Alecta’s collective consolidation level falls below 125 per cent or exceeds 155 per cent, measures must be taken to create the conditions enabling the consolidation level to revert to the normal interval. In the event of low consolidation, one measure may be to increase the agreed price for new subscriptions and the expansion of existing benefits. In the event of high consolidation, one measure can be to introduce premium reductions. At year-end, Alecta’s surplus in the form of the collective consolidation level was 148 per cent (148).

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 15. PROVISIONS FOR PENSIONS AND OTHER POST-EMPLOYMENT BENEFITS (continued)

The amounts recognised in the income statement regarding defined benefit and defined contribution plans are as follows:

	Present value of obligation	Fair value of plan assets	Total
1 January 2017	369	-272	97
Expenses for service, current year	16	0	16
Interest expenses/(income)	-1	0	-1
Total reported in the income statement	15	0	15
(Gain)/Loss resulting from changed actuarial assumptions	-28	0	-28
Fees and charges:	-28	0	-28
Exchange-rate differences	1	0	1
Disbursements from the plan:
—Payments made	-18	0	-18
31 December 2017	339	-272	67

	Present value of obligation	Fair value of plan assets	Total
1 January 2016	334	-245	89
Expenses for service, current year	13	0	13
Interest expenses/(income)	1	0	1
Total reported in the income statement	14	0	14
(Gain)/Loss resulting from changed actuarial assumptions	0	0	0
Fees and charges:	0	0	0
Exchange-rate differences	4	0	4
Disbursements from the plan:	0	0	0
—Payments made	-10	0	-10
Special payroll tax	-1	0	-1
31 December 2016*	342	-245	97

	Present value of obligation	Fair value of plan assets	Total
1 January 2015	312	-245	67
Expenses for service, current year	9	0	9
Interest expenses/(income)	-2	0	-2
Total reported in the income statement	7	0	7
(Gain)/Loss resulting from changed actuarial assumptions	4	0	4
Fees and charges:	4	0	4
Exchange-rate differences	1	0	1
Disbursements from the plan:	0		0
—Payments made	10	0	10
Special payroll tax	0	0	0
31 December 2015*	334	-245	89

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 15. PROVISIONS FOR PENSIONS AND OTHER POST-EMPLOYMENT BENEFITS (continued)

The actuarial assumptions refer to the weighted averages of the assumptions applied in the calculation of defined benefit pension commitments as at closing date and the subsequent year’s pension expenses. Defined benefit plans are found mainly in Sweden, Switzerland, Norway and Thailand.

31-Dec-17
	Sweden	Norway	Thailand	Switzerland	Total
Present value of obligation	-78	-13	-2	-237	-330
Fair value of plan assets	36	14	—	213	263
	-42	1	-2	-24	-67
31-Dec-16*
	Sweden	Norway	Thailand	Switzerland	Total
Present value of obligation	-73	-14	-3	-284	-374
Fair value of plan assets	36	8	—	233	277
	-37	-6	-3	-51	-97
31-Dec-15*
	Sweden	Norway	Thailand	Switzerland	Total
Present value of obligation	-76	-11	-2	-271	-360
Fair value of plan assets	36	6		229	271
	-40	-5	-2	-42	-89

Significant actuarial assumptions (weighted average, per cent):

	2017	2016*	2015*
Discount rate	1,66%	0,4-4%	1,5-4%
Salary increases	0,90%	1-6%	1-6%
Life expectancy	79 years	79 years	79 years

Sensitivity analysis

The table shows the effect on the Swedish FPG/PRI liability of a change in material assumptions underlying the calculation. The analysis is based on a change in one assumption while all other assumptions remain constant. In practice, this is unlikely to occur and changes in some of the assumptions may be correlated. When calculating the sensitivity, the same method as in the calculation of the pension liability has been used. A minus sign means that the liability decreases.

MEUR		2017	2016*	2015*
Discount rate	+0,5%	-2	-2	-2
Discount rate	–0,5%	2	2	2
Salary increases	+0,5%	2	2	1
Salary increases	–0,5%	-2	-2	1
Life expectancy	+1 år	1	1	2
Life expectancy	-1 år	-1	-1	1

The actuarial assumptions refer to weighted averages of the assumptions used in the calculation of defined benefit pension commitments on closing date and the subsequent year’s pension expense. Defined benefit plans are found mainly in Sweden, Switzerland, Norway and Thailand.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 15. PROVISIONS FOR PENSIONS AND OTHER POST-EMPLOYMENT BENEFITS (continued)

In Sweden, there are both defined contribution plans, for which pension payments are managed by insurance companies, and defined benefit plans, for which the pension obligations are secured in the Swedish FPG/PRI system. There are other long-term benefits, such as compensation for long periods of service. The plans of other foreign subsidiaries are structured in accordance with local rules and customary practice.

NOTE 16. OTHER NON-INTEREST-BEARING PROVISIONS

Other non-interest-bearing provisions

2017	Warranty provisions	Re-structuring	Other non-interest- bearing provisions	Total
Opening balance	55	14	30	99
Increase	5	62	52	119
Used	-5	-14	-4	-23
Reversed	-8	0	-4	-12
Translation difference	-3	1	1	-1

Closing balance	44	63	75	182

2016*	Warranty provisions	Re-structuring	Other non-interest- bearing provisions	Total
Opening balance	45	30	30	105
Reclassifications	—	—	0	0
Increase	12	0	6	18
Used	-6	-17	-7	-30
Reversed	1	0	0	1
Translation difference	3	1	1	5

Closing balance	55	14	30	99

2015*	Warranty provisions	Re-structuring	Other non-interest- bearing provisions	Total
Opening balance	45	25	28	98
Increase	8	29	6	43
Used	-4	-24	-4	-32
Reversed	-3	0	0	-3
Translation difference	-1	0	0	-1

Closing balance	45	30	30	105

Warranty provisions: Provisions for guarantees are comprised of the estimated costs or the estimated income deduction for guarantees to external customers.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 16. OTHER NON-INTEREST-BEARING PROVISIONS (continued)

Restructuring: A restructuring provision is reported when the Group has established a detailed and formal restructuring plan, and the restructuring has either been initiated or publicly announced.

Other non-interest-bearing provisions: provisions for items that cannot be assigned to other categories.

Expected outflows of provisions

2017

	Warranty provisions	Restructuring	Other non-interest bearing provisions	Total
1-3 YEAR	9	64	15	88
5 YEAR	22	—	38	60
> 5 YEAR	13	—	23	36

TOTALT	44	64	76	184

2016*

	Warranty provisions	Restructuring	Other non-interest bearing provisions	Total
1-3 YEAR	11	14	6	31
5 YEAR	28	—	15	43
> 5 YEAR	17	—	9	26

TOTALT	55	14	30	99

2015*

	Warranty provisions	Restructuring	Other non-interest bearing provisions	Total
1-3 YEAR	9	30	9	48
5 YEAR	23	—	15	38
> 5 YEAR	14	—	6	20

TOTALT	45	30	30	105

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 17. BORROWING

External financing amounted to SEK 14,397 million (2016: SEK 12,869m) and (2015: SEK 11, 243m).

The above external financing includes subordinated loans, which as at 31 December 2017 totalled SEK 9,107 million (2016: SEK 7,754m) and (2015: SEK 6 751m).

	2017	2016*	2015*
Borrowings	14,364	12,866	11,237
Utilised credit facilities	30	1	0
Other interest-bearing liabilities	3	3	6

Total	14,397	12,869	11,243

Contractual maturities for the Group’s loan liabilities, December 31, 2017

	Within 1 year	Between 1-2 years	Between 2-5 years	More than 5 years		Total contractual cash flows		Carrying amount liabilities
Loans	166	0	0	14,198	*	14,364	*	14,367
Utilized credit facilities	30	0	0	0		30		30
Future interest payments excluding subordinated loans	243	227	681	227		1,378		—

Total	439	227	681	14,425		15,772		14,397

*

The amount includes subordinated loans from the owner KKR Credit Advisors (US) LLC amounting to SEK 9,107 million. The loan runs at an annual rate of average 13%, which is capitalized during the term of the loan and is, therefore, not reported above. For 2018, HA Group’s capitalised interest expense for these loans will be SEK 1,280 million.

Contractual maturities for the Group’s loan liabilities, December 31, 2016*

	Within 1 year	Between 1-2 years	Between 2-5 years	More than 5 years		Total contractual cash flows		Carrying amount liabilities
Loans	741	187	6,718	5,222	*	12,868	*	12,868
Utilized credit facilities	1	0	0	0		1		1
Future interest payments excluding subordinated loans	318	298	477	0		1,093		—

Total	1,061	486	7,194	5,222		13,963		12,869

*

The amount includes subordinated loans from the owner KKR Credit Advisors (US) LLC amounting to SEK 7 754 million. The loan runs at an annual rate of an average of 13%, which is capitalized during the term of the loan and is, therefore, not reported above. For 2017, HA Group’s capitalised interest expense for these loans will be SEK 1,091 million.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 17. BORROWING (continued)

Contractual maturities for the Group’s loan liabilities, December 31, 2015*

	Within 1 year	Between 1-2 years	Between 2-5 years	More than 5 years		Total contractual cash flows		Carrying amount liabilities
Loans	53	3721	3092	4376	*	11243	*	11243
Utilized credit facilities	0	0	0	0		0		0
Future interest payments excluding subordinated loans	238	238	238	20		732		732

Total	291	3,959	3,330	4,396		11,975		11,975

*

The amount includes subordinated loans from the owner KKR Credit Advisors (US) LLC amounting to SEK 6,751 million. The loan runs at an annual average interest rate of 13% which is capitalized during the term of the loan and is, therefore, not reported above. For 2016, HA Group’s capitalised interest expenses for these loans will be SEK 0.913 million.

The table below shows the opening and closing balances for liabilities whose cash flows are reported in the financial operations

2017	31/12/2016	Net cash flow	Capitalised interest	Other non-cash- affected changes	31/12/2017
Borrowing—long	12,127	742	1091	240	14,200
Borrowing—short	742	-545	—	—	197

Total liabilities attributable to financing activities	12,869	197	1,091	240	14,397

2016*	31/12/2015	Net cash flow	Capitalised interest	Other non-cash- affected changes	31/12/2016
Borrowing—long	11,190	—	913	24	12,127
Borrowing—short	53	188	—	501	742

Total liabilities attributable to financing activities	11,243	188	913	525	12,869

2015*	31/12/2014	Net cash flow	Capitalised interest	Other non-cash- affected changes	31/12/2015
Borrowing—long	10,696	-398	799	-7	11,190
Borrowing—short	138	0	—	-85	53

Total liabilities attributable to financing activities	10,834	-398	799	-92	11,243

The interest rate applied as at 31 December 2017, EURIBOR is negative and the assumption is that this interest rate will continue. The margin is 4.5% and is calculated based on this rate as at 31 December 2017. With an interest increase of 1%, the annual cost would increase by around SEK 50 million.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 17. BORROWING (continued)

Future interest payments on subordinated loans are not included in the table above as the end date is indefinite.

HA Group’s loan financing is, primarily, based on a syndicated EUR denominated borrowing arrangement signed in November 2017. The majority of the borrowings renegotiated in 2017 run until 30 November 2024 with new terms. The conditions in this agreement provide participating banks the right to cancel their share for repayment at the next interest maturity date if the control of the Parent Company, through acquisitions, mergers or the equivalent, is transferred to a party other than the current main owner.

31/12/2017

Type of Borrowing	Amount	Maturity date	Interest rate	Terms
Senior facility B	-4,925	30 November 2024	4.50%	Covenants	*
Junior PIK KKR	-1,383	30 June 2025	12%	PIK	**
Senior PIK KKR	-385	30 June 2025	18%	PIK	**
Senior PIK Candover	-1,116	30 June 2025	18%	PIK	**
Subsenior PIK Candover	-278	30 June 2025	12%	PIK	**
PIK Loan	-5,943	30 June 2021	13%	PIK	**
Revolving credit	-78	30 November 2023	4%	Covenants	*
Other	-289	—	—	*	**
Total	-14,397

*	The following covenants were in place in 2017 for this facility:

—	Net debt in relation to consolidated EBITDA

There	were no breaches to the covenant during 2017

**	During 2017, Interest amounting SEK 1,091 million has been capitalized

***	Other relates to different minor borrowings across the Group entities. No additional information is presented due to the limited amounts involved.

31/12/2016*

Type of Borrowing	Amount	Maturity date	Interest rate	Terms
Senior debt	-4,895	31 July 2020	5.65%	Covenants	*
Junior PIK KKR	-1,182	30 June 2025	12%	PIK	**
Senior PIK KKR	-310	30 June 2025	18%	PIK	**
Senior PIK Candover	-899	30 June 2025	18%	PIK	**
Subsenior PIK Candover	-238	30 June 2025	12%	PIK	**
PIK Loan	-5,017	30 June 2021	13%	PIK	**
Revolving credit		30 November 2023	2%	Covenants	*
Other	-327	—	—	*	**
Total	-12,869

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 17. BORROWING (continued)

*	The following covenants were in place in 2016 for this facility:

—	Net debt in relation to consolidated EBITDA,

—	Net cash in relation to interest expense and

—	Cash flow in relation to net cash interest expenses and repayment of loans

There	were no breaches to the covenants during 2016

**	During 2016, Interest amounting SEK 0.913 million has been capitalized

***	Other relates to various minor borrowings across the Group entities. No additional information is presented due to the limited amounts concerned.

31/12/2015*

Type of Borrowing	Amount	Maturity date	Interest rate	Terms
Senior debt	-4,410	31 July 2018	4.86%	Covenants	*
Junior PIK KKR	-1019	30 June 2025	12%	PIK	**
Senior PIK KKR	-255	30 June 2025	18%	PIK	**
Senior PIK Candover	-740	30 June 2025	18%	PIK	**
Subsenior PIK Candover	-205	30 June 2025	12%	PIK	**
PIK Loan	-4274	30 June 2021	13%	PIK	**
Other	-339	—	—	*	**
Total	-11,243

*	The following covenants were in place in 2016 for this facility:

-	Net debt in relation to consolidated EBITDA,

-	Net cash in relation to interest expense and

-	Cash flow in relation to net cash interest expenses and repayment of loans

No breaches to the covenants during 2015

**	During 2015, Interest amounting SEK 0.799 million has been capitalized

***	Other relates to various minor borrowings across the Group entities. No additional information is presented due to the limited amounts concerned.

The senior facility B falls due for payment on 30 November 2024 and the Revolving Facility on 30 November 2023. The financial covenant is measured quarterly beginning December 2018.

The HA Group has subordinated loans from the owner KKR Credit Advisors (US) LLC. These loans are subject to payment in kind interest, which is capitalised during the term of the loan.

Currency swaps have been entered into to match the expected future cash flows of HA Group’s various foreign and Swedish subsidiaries and are presented in Note 2.

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 18. CURRENT LIABILITIES

	2017	2016*	2015*

Accounts payable	1,386	1,125	1,008
Other liabilities	312	272	317
Current tax liabilities	41	27	11
Borrowing	198	742	53
Other provisions	587	439	366

Total	2,524	2,605	1,755

Other non-interest-bearing liabilities normally fall due within one year.

NOTE 19. PLEDGED ASSETS

Pledged assets

	2017	2016*	2015*

Shares in subsidiaries	4,378	4,378	4,378
Property mortgages	456	452	448
Floating charges	703	684	761
Cash and cash equivalents	406	395	277

Total pledged assets	5,943	6,753	7,159

Pledged assets relates to guarantees for borrowing.

NOTE 20. RESERVES

Specification of reserves

	2017	2016*	2015*

Opening balance	-440	-747	-721
Cash flow hedges	0	13	-1
Cash-flow hedges after tax	0	-3	0
Exchange-rate differences—Group	-56	297	-25

Closing balance	-496	-440	-747

NOTE 21. NON-CASH ITEMS

Non-cash items

	2017	2016*	2015*

Impairment losses	1	1	4
Depreciation/amortisation	231	244	0
Other	0	64	95

Total	232	310	99

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 21. NON-CASH ITEMS (continued)

Cash flow from operations

SEK million	Note	2017	2016*	2015*
Profit before tax from		-1,328	-906	-1,258

Adjustments for:
Impairment		1	1	1
Depreciation		231	244	244
Other		0	64	64
Changes in working capital
Change inventory		-159	-85	22
Change in accounts receivable		177	40	-37
Change in other current receivables		-149	-89	32
Change in trade payables		282	100	24
Change in other current liabilities		147	61	21
Change in other provisions		1,688	1,522	1,878

Cash flow from operations		889	952	992

NOTE 22. ACQUISITIONS

In December 2017, Feather & Black, a British retail company was acquired through an asset acquisition.

No changes in acquired assets were made in 2017.

Purchase consideration 18 Dec. 2017

Cash paid	72

Total purchase consideration paid	72

Acquisition-related costs	3
(presented as cost of goods sold)
Carrying amount of identifiable acquired assets and assumed liabilities
Cash and cash equivalents	0
Tangible fixed assets	4
Intangible assets	11
Brands	42
Financial fixed assets	—
Stock in trade	33
Accounts receivable and other receivables	2
Deferred tax	—
Accounts payable and other liabilities	-20

Total identifiable assets	72

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 22. ACQUISITIONS (continued)

FEATHER AND BLACK LTD NET ASSETS AT THE TIME OF ACQUISITION

MSEK	Carrying amount before the acquisition	Fair value adjustment	Fair value recognised in Group
Intangible fixed assets	—	—	—
Tangible fixed assets	4	—	4
Brands	—	42	42
Financial fixed assets	—	—	—
Stock in trade	33	—	33
Current receivables	2	—	2
Cash and bank balances	0	—	0
Non-current liabilities	—	—	—
Accounts payable and other operating liabilities	-20	—	-20

Net identifiable assets and liabilities	19	42	61
Goodwill	—	11	11

Purchase consideration paid, cash	72	53	72
Cash and cash equivalents (acquired)	0	—	0

Net cash outflow	72	—	72

On 4 May 2016*, 100% of the shares in UAB Mingridas in Lithuania were acquired.

Purchase consideration, 4 May 2016*

Cash and cash equivalents	23

Total purchase consideration paid	23

Acquisition-related costs	0.3
(presented as cost of goods sold)
Carrying amount of identifiable acquired assets and assumed liabilities
Cash and cash equivalents	0
Tangible fixed assets	7
Intangible assets	12
Financial fixed assets	0
Stock in trade	4
Accounts receivable and other receivables	5
Deferred tax	0
Accounts payable and other liabilities	-4

Total identifiable assets	23

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 22. ACQUISITIONS (continued)

MINGRIDAS NET ASSETS AT THE TIME OF ACQUISITION

Amounts in SEK million	Carrying amount before the acquisition	Fair value adjustment	Fair value recognised in Group
Intangible fixed assets	0.1	12.0	12.1
Tangible fixed assets	6.7		6.7
Stock in trade	3.5	0.0	3.5
Current receivables	5.0	0.0	5.0
Cash and bank balances	0.7	0.0	0.7
Non-current liabilities	-0.4	0.0	-0.4
Accounts payable and other operating liabilities	-4.2	0.0	-4.2

Net identifiable assets and liabilities	11.5	12.0	23.5
Brands			0.0

Purchase consideration paid, cash			23.5
Cash and cash equivalents (acquired)			-0.7

Net cash outflow			22.7

On June 30, 2010, HA Group International AB acquired 51% of the shares in Halecroft Ltd (in Cyprus) who owned 100% of the Russian operations. The non-controlling interest was recognised at fair value of the acquired net identifiable assets.

In June 2016*, another 22% was acquired as an equity transaction by Halecroft Ltd. The purchase price was SEK 491 million and acquisition costs amounted to approximately SEK 4.4 million. The transaction had a total effect on equity by SEK 333 million.

NOTE 23. CONTINGENT LIABILITIES

Contingent liabilities

	2017	2016	2015
Guarantees	64	43	163
Other contingent liabilities	0	0	93
Total	64	43	256

The majority of the guarantee commitments refer to bank and supplier guarantees.

NOTE 24. SIGNIFICANT EVENTS AFTER YEAR-END

Nothing to report

Malmö, 6 April 2018

Pepijn Dinandt                 Ian Anderson

Chief Executive Officer

*	Figures for 2016 and 2015 are unaudited.

NOTES (continued)

All amounts are presented in millions of Swedish kronor (SEK million) unless stated otherwise.

NOTE 24. SIGNIFICANT EVENTS AFTER YEAR-END (continued)

Mark Brown                    Marc Ciancimino

Chairman of the Board

Our audit report was submitted on 13 April 2018

Öhrlings PricewaterhouseCoopers AB

Eric Salander

Authorised Public Accountant

*	Figures for 2016 and 2015 are unaudited.

ANNEX A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

FS INVESTMENT CORPORATION,

IC ACQUISITION, INC.,

CORPORATE CAPITAL TRUST, INC.

and

FS/KKR ADVISOR, LLC

Dated as of July 22, 2018

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of July 22, 2018 (this “Agreement”), among Corporate Capital Trust, Inc., a Maryland corporation (“CCT”), FS Investment Corporation, a Maryland corporation (“FSIC”), IC Acquisition, Inc., a Maryland corporation and wholly-owned direct Consolidated Subsidiary of FSIC (“Merger Sub”) and FS/KKR Advisor, LLC, a Delaware limited liability company (the “Joint Advisor”).

RECITALS

A. Each of CCT and FSIC has previously elected to be regulated as a Business Development Company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act, and the Joint Advisor is the investment adviser of each of CCT and FSIC;

B. Upon the terms and subject to the conditions set forth in this Agreement, CCT, FSIC and Merger Sub intend to merge Merger Sub with and into CCT (the “Merger”), with CCT as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”).

C. Immediately after the Merger, the Surviving Company shall merge with and into FSIC (the “Second Merger” and, together with the Merger, the “Mergers”), with FSIC as the surviving company in the Second Merger.

D. The Board of Directors of CCT, including all of the Independent Directors of CCT, has unanimously (other than Todd Builione, who recused himself) (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable and in the best interests of CCT and (y) the interests of CCT’s existing stockholders will not be diluted as a result of the Transactions and (ii) approved this Agreement and the Transactions.

E. The Board of Directors of FSIC, including all of the Independent Directors of FSIC, has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable and in the best interests of FSIC and (y) the interests of FSIC’s existing stockholders will not be diluted as a result of the Transactions and (ii) approved this Agreement and the Transactions.

F. The Board of Directors of Merger Sub and FSIC, acting in FSIC’s capacity as the sole stockholder of Merger Sub, has approved this Agreement and the Transactions.

G. The parties intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code.

H. The parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE MERGER

1.1 The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Maryland General Corporation Law (the “MGCL”), at the Effective Time, Merger Sub shall merge with and into CCT, and the separate corporate existence of the Merger Sub shall cease. CCT shall be the surviving company in the Merger and shall continue its existence as a corporation under the Laws of the State of Maryland.

1.2 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m., Eastern Time, at the offices of Dechert LLP, 2929 Arch Street, Philadelphia, Pennsylvania 19104, on the date that is five (5) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).

1.3 Effective Time. The Merger shall become effective as set forth in the articles of merger (the “Articles of Merger”) that shall be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the “SDAT”) on the Closing Date. The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the Articles of Merger.

1.4 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the MGCL.

1.5 Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of CCT, FSIC or Merger Sub or the holder of any of the following securities:

(a) Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Company.

(b) All shares of common stock, par value $0.001 per share, of CCT (the “CCT Common Stock”) issued and outstanding immediately prior to the Effective Time that are owned by FSIC or any of its Consolidated Subsidiaries (including Merger Sub) shall be cancelled and shall cease to exist and no shares of common stock, par value $0.001 per share, of FSIC (the “FSIC Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).

(c) Subject to Section 1.5(e), each share of CCT Common Stock, except for the Cancelled Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of FSIC Common Stock equal to the Exchange Ratio (the “Merger Consideration”).

(d) All of the shares of CCT Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each such share of CCT Common Stock, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive the Merger Consideration, cash in lieu of fractional shares into which such shares of CCT Common Stock represented in non-certificated book-entry form have been converted pursuant to Section 2.2 and any dividends or other distributions payable pursuant to Section 2.4(b).

(e) The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing CCT Net Asset Value and/or the Closing FSIC Net Asset Value, as applicable) to account for the Tax Dividend or if, between the Determination Date and the Effective Time, the respective outstanding shares of FSIC Common Stock or CCT Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period. Nothing in this Section 1.5(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

1.6 Charter and Bylaws of the Surviving Company. The charter of Merger Sub and the bylaws of Merger Sub, in each case as in effect immediately prior to the Effective Time, shall be the charter and the bylaws of the Surviving Company as of the Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.

1.7 Directors and Officers. Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company and shall hold office until the next annual meeting of the Surviving Company and until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The directors and officers of FSIC immediately prior to the Effective Time shall be the directors and officers of FSIC immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

1.8 Effect on FSIC Common Stock. Each share of FSIC Common Stock outstanding immediately prior to the Effective Time shall remain outstanding.

1.9 Merger of Surviving Company. Immediately after the occurrence of the Effective Time and in accordance with the MGCL, Surviving Company shall merge with and into FSIC and the separate corporate existence of the Surviving Company shall cease. FSIC shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Maryland.

ARTICLE II

MERGER CONSIDERATION

2.1 Delivery of Evidence of FSIC Common Stock. As soon as reasonably practicable after the Effective Time, FSIC shall deposit with its transfer agent evidence of book-entry shares representing FSIC Common Stock issuable as Merger Consideration pursuant to Section 1.5(c).

2.2 Fractional Shares. No fractional shares of FSIC Common Stock shall be issued upon the conversion of CCT Common Stock pursuant to Section 1.5(c), and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a holder of FSIC Common Stock. Each holder of shares of CCT Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of FSIC Common Stock shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of FSIC Common Stock multiplied by (ii) the volume-weighted average trading price of a share of FSIC Common Stock on the New York Stock Exchange (the “NYSE”) for the five (5) consecutive trading days ending on the third (3rd) trading day preceding the Closing Date (as reported by Bloomberg L.P. or its successor or, if not reported thereon, another authoritative source selected by FSIC that is reasonably acceptable to CCT). For purposes of this Section 2.2, all fractional shares to which a single record holder would be entitled shall be aggregated and calculations shall be rounded to three decimal places.

2.3 Paying and Exchange Agent. Prior to the Effective Time, FSIC shall appoint FSIC’s transfer agent or other bank or trust company to act as exchange agent (the “Paying and Exchange Agent”) hereunder, pursuant to an agreement in a form reasonably acceptable to each of FSIC and CCT. Following the Effective Time, FSIC shall deposit, or shall cause to be deposited, with the Paying and Exchange Agent cash sufficient to pay the aggregate cash for fractional shares in accordance with Section 2.2. Any cash deposited with the Paying and Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”

2.4 Delivery of Merger Consideration.

(a) Each holder of record of shares of CCT Common Stock (other than the Cancelled Shares) in book-entry form that were converted into the right to receive the Merger Consideration pursuant to Section 1.5(c) and any cash in lieu of fractional shares of FSIC Common Stock to be issued or paid in consideration therefor and any dividends and other distributions pursuant to Section 2.4(b), shall, promptly after the Effective Time, be entitled to receive the Merger Consideration, any cash in lieu of fractional shares of FSIC Common Stock to be issued or paid in consideration therefor and any dividends or other distributions to which such holder is entitled pursuant to Section 2.4(b). The Exchange Fund shall not be used for any other purpose other than the purposes provided for in the immediately preceding sentence.

(b) Subject to the effect of applicable abandoned property, escheat or similar Laws, following the Effective Time, the record holder of shares (other than Cancelled Shares) of CCT Common Stock at the Effective Time shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of FSIC Common Stock represented by such shares of CCT Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of FSIC Common Stock represented by such shares of CCT Common Stock with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of FSIC Common Stock issuable with respect to such shares of CCT Common Stock.

2.5 No Further Ownership Rights. All Merger Consideration paid by FSIC in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to CCT Common Stock in respect of which such Merger Consideration was paid. From and after the Effective Time, the stock transfer books of CCT shall be closed, and there shall be no further transfers on the stock transfer books of CCT of the shares of CCT Common Stock that were issued and outstanding immediately prior to the Effective Time.

2.6 Net Asset Value Calculation.

(a) CCT shall deliver to FSIC a calculation of the net asset value of CCT as of a date mutually agreed between FSIC and CCT, such date to be no earlier than two Business Days prior to the Closing Date (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), used in preparing the calculation of the net asset value of CCT set forth on Section 2.6(a) of the CCT Disclosure Schedule (the “Closing CCT Net Asset Value”); provided that CCT shall update the calculation of the Closing CCT Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing CCT Net Asset Value prior to the Closing; provided further that the Board of Directors of CCT shall be required to approve, and the Joint Advisor shall certify in writing to FSIC, the calculation of the Closing CCT Net Asset Value.

(b) FSIC shall deliver to CCT a calculation of the net asset value of FSIC as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), used in preparing the calculation of the net asset value of FSIC set forth on Section 2.6(a) of the FSIC Disclosure Schedule (the “Closing FSIC Net Asset Value”); provided that FSIC shall update the calculation of the Closing FSIC Net Asset Value in the event that the Closing is subsequently materially delayed or there is a material change to the Closing FSIC Net Asset Value prior to the Closing; provided further that the Board of Directors of FSIC shall be required to approve, and the Joint Advisor shall certify in writing to CCT, the calculation of the Closing FSIC Net Asset Value.

(c) In connection with preparing the calculations provided pursuant to this Section 2.6, each of CCT and FSIC will use the portfolio valuation methods approved by its respective Board of Directors for valuing the securities and other assets of CCT or FSIC, as applicable, as of June 30, 2018.

(d) The Joint Advisor agrees to give each of FSIC and CCT and its respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.6 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including without limitation any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individual remains employed by the Joint Advisor or its Affiliates.

2.7 Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to stockholders of CCT as of the first anniversary of the Effective Time may be paid to FSIC, upon FSIC’s written demand to the Paying and Exchange Agent. In such event, any former stockholders of CCT who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of FSIC Common Stock shall thereafter look only to FSIC with respect to such cash in lieu of fractional shares, without any interest thereon. Notwithstanding the foregoing, none of FSIC, CCT, the Surviving Company, Merger Sub, the Paying and Exchange Agent or any other Person shall be liable to any former holder of shares of CCT

Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.

2.8 Withholding Rights. FSIC or the Paying and Exchange Agent, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of CCT Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF CCT

Except with respect to matters that have been Previously Disclosed, CCT hereby represents and warrants to FSIC that:

3.1 Corporate Organization.

(a) CCT is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT. CCT has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CCT. CCT has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the charter of CCT (the “CCT Charter”) and the Second Amended and Restated Bylaws of CCT (the “CCT Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by CCT.

(c) Each Consolidated Subsidiary of CCT (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CCT.

3.2 Capitalization.

(a) The authorized capital stock of CCT consists of 1,000,000,000 shares of CCT Common Stock, of which 124,129,276 were outstanding as of the close of business on July 19, 2018 (the “CCT Capitalization Date”). All of the issued and outstanding shares of CCT Common Stock have been duly authorized and validly issued and are fully paid, nonassessable (and free of preemptive rights, with no personal liability with respect to CCT attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of CCT may vote (“Voting Debt”) is issued or outstanding. As of the CCT Capitalization Date, except pursuant to CCT’s distribution reinvestment plan and agreement with Wells Fargo Securities, LLC to purchase CCT Common Stock pursuant to CCT’s 10b5-1 plan, CCT does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of CCT Common Stock, Voting Debt or any other equity securities of CCT or any securities representing the right to purchase or otherwise receive any shares of CCT Common Stock, Voting Debt or other equity securities of CCT. There are no obligations of CCT or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of CCT, Voting Debt or any equity security of CCT or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Voting Debt or any other equity security of CCT or its Consolidated Subsidiaries or (ii) pursuant to which CCT or any of its Consolidated Subsidiaries is or could be required to register shares of CCT’s capital stock or other securities under the Securities Act. All of the CCT Common Stock sold has been sold pursuant to an effective registration statement filed under the Securities Act or an appropriate exemption therefrom and in accordance with the Investment Company Act and, if applicable, state “blue sky” Laws.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of CCT are owned by CCT, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of CCT has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

(c) With respect to SCJV:

(i) to CCT’s knowledge, SCJV is a limited liability company duly organized and validly existing under the laws of the State of Delaware;

(ii) all of the issued and outstanding equity ownership interests of SCJV owned by CCT are owned free and clear of any Liens;

(iii) CCT is in compliance with all applicable Laws with respect to its ownership interest in SCJV, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CCT; and

(iv) there are no Proceedings pending or, to CCT’s knowledge, threatened against CCT with respect to its ownership interest in SCJV.

3.3 Authority; No Violation.

(a) CCT has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Board of Directors of CCT, including all of the Independent Directors of CCT. The Board of Directors of CCT, including all of the Independent Directors of CCT, has unanimously (other than Todd Builione, who recused himself) determined that this Agreement and the terms of the Mergers and the related Transactions are advisable and in the best interests of CCT, determined that the interests of CCT’s existing stockholders will not be diluted as a result of the Transactions, has approved the CCT Matters and has directed that the CCT Matters be submitted to CCT’s stockholders for approval at a duly held meeting of such stockholders (the “CCT Stockholders Meeting”) and has adopted a resolution to the foregoing effect. Except for receipt of the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of outstanding shares of CCT Common Stock to approve the CCT Matters at a duly held meeting of such stockholders (the “CCT Requisite Vote”), the Merger and the other Transactions have been authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by CCT and (assuming due authorization, execution and delivery by FSIC and Merger Sub) constitutes the valid and binding obligation of CCT, enforceable against CCT in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).

(b) Neither the execution and delivery of this Agreement by CCT, nor the consummation by CCT of the Transactions, nor performance of this Agreement by CCT, will (i) violate any provision of the CCT Charter or the CCT Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to CCT, any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of CCT or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which CCT or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole. Section 3.3(b) of the CCT Disclosure Schedule sets forth, to CCT’s knowledge, any material consent fees payable to a third party in connection with the Merger.

3.4 Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by CCT of the Merger and the other Transactions, except for (i) the filing with the SEC of a joint proxy statement/prospectus in definitive form relating to the CCT Stockholders Meeting and the FSIC Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT, (iii) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iv) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of FSIC Common Stock pursuant to this Agreement and approval of listing of such FSIC Common Stock on the NYSE, (v) the reporting of this Agreement on a Current Report on Form 8-K and (vi) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on CCT.

3.5 Reports.

(a) CCT has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since January 1, 2015 (the “Applicable Date”) with the SEC (such filings since the Applicable Date, the “CCT SEC Reports”). No CCT SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of their respective dates, all CCT SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of CCT is required to make any filing with the SEC.

(b) Neither CCT nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to CCT’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of FSIC or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has CCT or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of CCT, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) CCT has made available to FSIC all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of CCT (i) there are no unresolved comments from the SEC with respect to the CCT SEC Reports or any SEC examination of CCT and (ii) none of the CCT SEC Reports is subject to any ongoing review by the SEC.

3.6 CCT Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of CCT and its Consolidated Subsidiaries included (or incorporated by reference) in the CCT SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of CCT and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Deloitte & Touche LLP has not resigned, threatened resignation or been dismissed as CCT’s independent public accountant as a result of or in connection with any disagreements with CCT on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of CCT as of December 31, 2017 included in the audited financial statements set forth in CCT’s annual report on Form 10-K for the year ended December 31, 2017 (the “CCT Balance Sheet”), (B) liabilities reflected or reserved against on the consolidated unaudited balance sheet of CCT as of March 31, 2018 included in the unaudited financial statements set forth in CCT’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2018 (the “CCT Quarterly Balance Sheet”), (C) liabilities incurred in the ordinary course of business since December 31, 2017, (D) liabilities incurred in connection with this Agreement and the Transactions, (E) liabilities otherwise disclosed in the CCT SEC Reports and (F) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CCT, neither CCT nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the CCT Balance Sheet or the CCT Quarterly Balance Sheet in accordance with GAAP.

(c) Neither CCT nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of CCT and its Consolidated Subsidiaries in the CCT SEC Reports.

(d) Since the Applicable Date, (i) neither CCT nor any of its Consolidated Subsidiaries nor, to the knowledge of CCT, any director, officer, auditor, accountant or representative of CCT or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of CCT or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that CCT or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing CCT or any of its Consolidated Subsidiaries, whether or not employed by CCT or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by CCT or any of its directors, officers or agents to the Board of Directors of CCT or any committee thereof or to any director or officer of CCT.

(e) Neither CCT nor any of its Consolidated Subsidiaries is a party to any securitization transaction with respect to the assets of CCT or its Consolidated Subsidiaries or off-balance sheet arrangement with respect to CCT (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).

(f) To CCT’s knowledge, since the Applicable Date, Deloitte & Touche LLP, which has expressed its opinion with respect to the financial statements of CCT and its Consolidated Subsidiaries included in the CCT SEC Reports (including the related notes), has been (i) “independent” with respect to CCT and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(g) The principal executive officer and principal financial officer of CCT have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and CCT is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.

(h) CCT has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by CCT in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to CCT’s management as appropriate to allow timely decisions regarding required disclosure and to allow CCT’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) CCT’s management, with the participation of CCT’s principal executive and financial officers, has completed an assessment of the effectiveness of CCT’s internal controls over financial reporting for the fiscal year ended December 31, 2017 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that CCT maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, using the framework specified in CCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017;

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Board of Directors of CCT (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of CCT’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for CCT’s auditors any material weaknesses in internal controls; and

(iv) provided to FSIC true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the Board of Directors of CCT that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to FSIC true, complete and correct copies of any such disclosures that are made after the date hereof.

(i) The fair market value of CCT’s investments as of June 30, 2018 (i) will be determined in accordance with FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board and (ii) will reflect a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the Board of Directors of CCT.

(j) To CCT’s knowledge, there are no fraud or suspected fraud affecting CCT involving management of CCT or employees of the Joint Advisor who have significant roles in CCT’s internal control over financial reporting, when such fraud could have a material effect on CCT’s consolidated financial statements.

3.7 Broker’s Fees. Neither CCT nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Merrill Lynch, Pierce, Fenner & Smith Incorporated and Keefe, Bruyette & Woods, Inc. pursuant to letter agreements, true, complete and correct copies of which have been previously delivered to FSIC.

3.8 Absence of Changes or Events. Since December 31, 2017, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of CCT and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CCT and (iii) there has not been any action that, if it had been taken after the date hereof, would have required the consent of FSIC under Section 6.1 or 6.2.

3.9 Compliance with Applicable Law; Permits.

(a) CCT and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CCT. CCT has not received any written or, to CCT’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole. CCT has operated in compliance with all listing standards of the NYSE since CCT Common Stock began trading on the NYSE on November 14, 2017 other than as would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole. CCT is not subject to any “stop order” and is, and was, fully qualified to sell shares of CCT Common Stock in each jurisdiction in which such shares were registered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CCT.

(b) CCT is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CCT.

(c) CCT has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for CCT, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to CCT’s Board of Directors and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole.

(d) CCT and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit CCT and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole. CCT has not received any written or, to CCT’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of CCT has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of CCT, threatened that would result in any such disqualification.

(f) The minute books and other similar records of CCT contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of CCT, the Board of Directors of CCT and any committees of the Board of Directors of CCT.

3.10 State Takeover Laws. No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law (any such laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.

3.11 CCT Information. None of the information supplied or to be supplied by CCT for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of CCT or stockholders of FSIC or at the time of the CCT Stockholders Meeting or the FSIC Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by CCT with respect to information supplied by FSIC, Merger Sub or the Joint Advisor for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

3.12 Taxes and Tax Returns.

(a) CCT and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of CCT or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon CCT or any of its Consolidated Subsidiaries for which CCT does not have reserves that are adequate under GAAP. Neither CCT nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among CCT and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither CCT nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither CCT nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by CCT or any of its Consolidated Subsidiaries. Neither CCT nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). Within the past seven years, if CCT or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) CCT made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). CCT has qualified as a RIC at all times since 2011 and expects to continue to so qualify through the Effective Time. No challenge to CCT’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of CCT ending on or before the Effective Time, CCT has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by CCT after the date of this Agreement has been timely paid).

(c) CCT and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(d) CCT is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(e) CCT has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(f) Section 3.12(f) of the CCT Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 3.12(f) of the CCT Disclosure Schedule, CCT is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(g) No claim has been made in writing by a taxing authority in a jurisdiction where CCT or any of its Consolidated Subsidiaries does not file Tax Returns that CCT or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(h) Neither CCT nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(i) Neither CCT nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(j) Neither CCT nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than CCT and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(k) Neither CCT nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is CCT or any of its Consolidated Subsidiaries).

(l) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of CCT or any of its Consolidated Subsidiaries.

3.13 Litigation. There are no material Proceedings pending or, to CCT’s knowledge, threatened against CCT or any of its Consolidated Subsidiaries. There is no Order binding upon CCT or any of its Consolidated

Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole.

3.14 Employee Matters. Neither CCT nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).

3.15 Certain Contracts.

(a) CCT has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to FSIC of, all Contracts (collectively, the “CCT Material Contracts”) to which, as of the date hereof, CCT or any of its Consolidated Subsidiaries is a party, or by which CCT or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of CCT, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to CCT or its financial condition or results of operations;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of CCT or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by CCT or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;

(iii) any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of CCT or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole);

(iv) except with respect to investments set forth in the CCT SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to CCT and its Consolidated Subsidiaries, taken as a whole;

(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of CCT and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that CCT and its Consolidated Subsidiaries conducts or may conduct;

(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the CCT SEC Reports;

(vii) any Contract that obligates CCT or any of its Consolidated Subsidiaries to conduct any business that is material to CCT and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Merger, will obligate FSIC, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis; or

(viii) any Contract with a Governmental Entity.

(b) Each CCT Material Contract is (x) valid and binding on CCT or its applicable Consolidated Subsidiary and, to CCT’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole. The investment advisory agreement between CCT and the Joint Advisor has been approved by the Board of Directors and stockholders of CCT in accordance with Section 15 of the Investment Company Act. Neither CCT nor any of its Consolidated Subsidiaries nor, to CCT’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any CCT Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CCT. No CCT Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to CCT or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any CCT Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole.

3.16 Insurance Coverage. All material insurance policies maintained by CCT or any of its Consolidated Subsidiaries and that name CCT or any of its Consolidated Subsidiaries as an insured (each, an “CCT Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each CCT Insurance Policy have been paid. Neither CCT nor any of its Consolidated Subsidiaries has received written notice of cancellation of any CCT Insurance Policy.

3.17 Intellectual Property. CCT and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of CCT and its Consolidated Subsidiaries taken as a whole (hereinafter, “CCT Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole. No claims are pending for which CCT has received written notice or, to the knowledge of CCT, threatened (i) that CCT or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any CCT Intellectual Property Right is invalid or unenforceable. To the knowledge of CCT, no Person is infringing, misappropriating or using without authorization the rights of CCT or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole.

3.18 Environmental Matters. There are no material Proceedings of any kind, pending or, to the knowledge of CCT, threatened, against CCT or any of its Consolidated Subsidiaries, arising under any Environmental Law. There are no Orders by or with any Governmental Entity, imposing any material liability or obligation on CCT or any of its Consolidated Subsidiaries under or in respect of any Environmental Law. There are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by CCT or any of its Consolidated Subsidiaries during the period of CCT’s or its Consolidated Subsidiary’s ownership or lease that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CCT. None of CCT nor any of its Consolidated Subsidiaries have entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by CCT or any of its Consolidated Subsidiaries.

3.19 Real Property. Neither CCT nor any of its Consolidated Subsidiaries owns any real property. Section 3.19 of the CCT Disclosure Schedule sets forth a complete and accurate list of all real property leased by CCT or any of its Consolidated Subsidiaries (the “Leased Real Property”). Neither CCT nor any of its Consolidated Subsidiaries has received written notice of any pending or contemplated condemnation, expropriation or other Proceeding in eminent domain affecting the Leased Real Property or any portion thereof or interest therein, except for such Proceedings as would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole. Neither CCT nor any of its

Consolidated Subsidiaries has received any written notice that the current use and occupancy of the Leased Real Property violates in any material respect any easement, covenant, condition, restriction or similar provision in any instrument of record or other unrecorded agreement affecting the Leased Real Property, as applicable, other than such violations as would not, individually or in the aggregate, reasonably be expected to be material to CCT and its Consolidated Subsidiaries, taken as a whole.

3.20 Investment Assets. Each of CCT and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of CCT or its Consolidated Subsidiaries set forth in Section 3.20 of the CCT Disclosure Schedule and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date of this Agreement, the value of investments owned by CCT that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of CCT’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).

3.21 Appraisal Rights. In accordance with Section 3-202(c) of the MGCL and pursuant to the CCT Charter, no appraisal rights shall be available to holders of CCT Common Stock in connection with the Transactions.

3.22 Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by CCT that is used in connection with the computations made by CCT pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the Board of Directors of CCT as of June 30, 2018 and set forth in CCT’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by CCT other than investment assets that are used in connection with the computations made by CCT pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Board of Directors of CCT as of June 30, 2018. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Board of Directors of CCT for purposes of such computations were or will be determined by such Board of Directors in good faith in accordance with the valuation methods set forth in CCT’s valuation policies and procedures adopted by its Board of Directors as of June 30, 2018.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF FSIC

Except with respect to matters that have been Previously Disclosed, FSIC hereby represents and warrants to CCT that:

4.1 Corporate Organization.

(a) Each of FSIC and Merger Sub is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT. Each of FSIC and Merger Sub has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC. FSIC has duly elected to be regulated as a BDC and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the charter of FSIC (the “FSIC Charter”) and the Second Amended and Restated Bylaws of FSIC (the “FSIC Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by FSIC.

(c) Each Consolidated Subsidiary of FSIC (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC.

4.2 Capitalization.

(a) The authorized capital stock of FSIC consists of (i) 450,000,000 shares of FSIC Common Stock, of which 239,663,236 were outstanding as of the close of business on July 19, 2018 (the “FSIC Capitalization Date”) and (ii) 50,000,000 shares of preferred stock, par value $0.001 per share, of which none were outstanding as of the FSIC Capitalization Date. All of the issued and outstanding shares of FSIC Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to FSIC attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of FSIC may vote (“FSIC Voting Debt”) is issued or outstanding. As of the FSIC Capitalization Date, except pursuant to FSIC’s distribution reinvestment plan and agreement with J.P. Morgan Securities LLC to purchase FSIC Common Stock pursuant to FSIC’s 10b5-1 plan, FSIC does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of FSIC Common Stock, FSIC Voting Debt or any other equity securities of FSIC or any securities representing the right to purchase or otherwise receive any shares of FSIC Common Stock, FSIC Voting Debt or other equity securities of FSIC. There are no obligations of FSIC or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of FSIC, FSIC Voting Debt or any equity security of FSIC or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, FSIC Voting Debt or any other equity security of FSIC or its Consolidated Subsidiaries or (ii) pursuant to which FSIC or any of its Consolidated Subsidiaries is or could be required to register shares of FSIC capital stock or other securities under the Securities Act. All of FSIC Common Stock sold has been sold pursuant to an effective registration statement filed under the Securities Act or an appropriate exemption therefrom and in accordance with the Investment Company Act, and, if applicable state “blue sky” Laws.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of FSIC are owned by FSIC, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of FSIC has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

4.3 Authority; No Violation.

(a) Each of FSIC and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the Boards of Directors of each of FSIC, including all of the Independent Directors of FSIC, and Merger Sub. The Board of Directors of FSIC, including all of the Independent Directors of FSIC, has unanimously determined that this Agreement and the terms of the Mergers and the related Transactions are advisable and in the best interests of FSIC, determined that the interests of FSIC’s existing stockholders will not be diluted as a result of the Transactions, has approved the FSIC Matters and has directed that the FSIC Matters be submitted to FSIC’s stockholders for approval at a duly held meeting of such stockholders (the “FSIC Stockholders Meeting”) and has adopted a resolution to the foregoing effect. Except for receipt of the affirmative vote of a majority of the votes cast on the FSIC Matters at a duly held meeting of such stockholders (the “FSIC Requisite Vote”), the Merger and the other Transactions have been authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by FSIC and Merger Sub and (assuming due authorization, execution and delivery by CCT) constitutes the valid and binding obligation of each of FSIC and Merger Sub, enforceable against each of FSIC and Merger Sub in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).

(b) Neither the execution and delivery of this Agreement by FSIC or Merger Sub, nor the consummation by FSIC or Merger Sub of the Transactions, nor performance of this Agreement by FSIC or Merger Sub, will (i) violate any provision of the FSIC Charter, FSIC Bylaws or the bylaws or charter of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to FSIC or any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of FSIC or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which FSIC or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole. Section 4.3(b) of the FSIC Disclosure Schedule sets forth, to FSIC’s knowledge, any material consent fees payable to a third party in connection with the Merger.

4.4 Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by FSIC or Merger Sub of the Merger and the other Transactions, except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Articles of Merger with, and the acceptance for record of the Articles of Merger by, the SDAT, (iii) any notices or filings under the HSR Act, (iv) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of FSIC Common Stock pursuant to this Agreement and approval of listing of such FSIC Common Stock on the NYSE, (v) the reporting of this Agreement on a Current Report on Form 8-K and (vi) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole.

4.5 Reports.

(a) FSIC has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since the Applicable Date with the SEC (such filings since the Applicable Date, the “FSIC SEC Reports”). No FSIC SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of their respective dates, all FSIC SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of FSIC is required to make any filing with the SEC.

(b) Neither FSIC nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to FSIC’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of FSIC or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has FSIC or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of FSIC, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) FSIC has made available to CCT all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of FSIC, (i) there are no unresolved comments from the SEC with respect to the FSIC SEC Reports or any SEC examination of FSIC and (ii) none of the FSIC SEC Reports is subject to any ongoing review by the SEC.

4.6 FSIC Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of FSIC and its Consolidated Subsidiaries included (or incorporated by reference) in the FSIC SEC Reports (including the related notes, where applicable): (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of FSIC and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. RSM US LLP has not resigned, threatened resignation or been dismissed as FSIC’s independent public accountant as a result of or in connection with any disagreements with FSIC on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of FSIC as of December 31, 2017 included in the audited financial statements set forth in FSIC’s annual report on Form 10-K for the year ended December 31, 2017 (the “FSIC Balance Sheet”), (B) liabilities reflected or reserved against on the consolidated unaudited balance sheet of FSIC as of March 31, 2018 included in the unaudited financial statements set forth in FSIC’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2018 (the “FSIC Quarterly Balance Sheet”), (C) liabilities incurred in the ordinary course of business since December 31, 2017, (D) liabilities incurred in connection with this Agreement and the Transactions, (E) liabilities otherwise disclosed in the FSIC SEC Reports and (F) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC, neither FSIC nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the FSIC Balance Sheet or the FSIC Quarterly Balance Sheet in accordance with GAAP.

(c) Neither FSIC nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of FSIC and its Consolidated Subsidiaries in the FSIC SEC Reports.

(d) Since the Applicable Date, (i) neither FSIC nor any of its Consolidated Subsidiaries nor, to the knowledge of FSIC, any director, officer, auditor, accountant or representative of FSIC or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of FSIC or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that FSIC or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing FSIC or any of its Consolidated Subsidiaries, whether or not employed by FSIC or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by FSIC or any of its officers, directors or agents to the Board of Directors of FSIC or any committee thereof or to any director or officer of FSIC.

(e) Neither FSIC nor any of its Consolidated Subsidiaries is a party to any securitization transaction with respect to the assets of FSIC or its Consolidated Subsidiaries or off-balance sheet arrangement with respect to FSIC (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).

(f) To FSIC’s knowledge, since the Applicable Date, RSM US LLP, which has expressed its opinion with respect to the financial statements of FSIC and its Consolidated Subsidiaries included in the FSIC SEC Reports (including the related notes), has been (i) “independent” with respect to FSIC and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(g) The principal executive officer and principal financial officer of FSIC have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC, and the statements contained in any such certifications are complete and correct, and FSIC is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.

(h) FSIC has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by FSIC in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to FSIC’s management as appropriate to allow timely decisions regarding required disclosure and to allow FSIC’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) FSIC’s management, with the participation of FSIC’s principal executive and financial officers, has completed an assessment of the effectiveness of FSIC’s internal controls over financial reporting for the fiscal year ended December 31, 2017 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that FSIC maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, using the framework specified in FSIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017;

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the Board of Directors of FSIC (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of FSIC’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for FSIC’s auditors any material weaknesses in internal controls; and

(iv) provided to CCT true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the Board of Directors of FSIC that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to CCT true, complete and correct copies of any such disclosures that are made after the date hereof.

(i) The fair market value of FSIC’s investments as of June 30, 2018 (i) will be determined in accordance with FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board and (ii) will reflect a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the Board of Directors of FSIC.

(j) To FSIC’s knowledge, there are no fraud or suspected fraud affecting FSIC involving management of FSIC or employees of the Joint Advisor who have significant roles in FSIC’s internal control over financial reporting, when such fraud could have a material effect on FSIC’s consolidated financial statements.

4.7 Broker’s Fees. Neither FSIC nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to J.P. Morgan Securities LLC pursuant to letter agreements, true, complete and correct copies of which have been previously delivered to CCT.

4.8 Absence of Changes or Events. Since December 31, 2017, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of FSIC and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC and (iii) there has not been any action that, if it had been taken after the date hereof, would have required the consent of CCT under Section 6.1 or 6.3.

4.9 Compliance with Applicable Law; Permits.

(a) FSIC and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC. FSIC has not received any written or, to FSIC’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole. FSIC has operated in compliance with all listing standards of the NYSE since FSIC Common Stock began trading on the NYSE on April 16, 2014 other than as would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole. FSIC is not subject to any “stop order” and is, and was, fully qualified to sell shares of FSIC Common Stock in each jurisdiction in which such shares were registered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC.

(b) FSIC is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC.

(c) FSIC has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for FSIC, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to FSIC’s Board of Directors and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole.

(d) FSIC and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit FSIC and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole. FSIC has not received any written or, to FSIC’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of FSIC has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of FSIC, threatened that would result in any such disqualification.

(f) The minute books and other similar records of FSIC contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of FSIC, the Board of Directors of FSIC and any committees of the Board of Directors of FSIC.

4.10 FSIC Information. None of the information supplied or to be supplied by FSIC for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of CCT or stockholders of FSIC or at the time of the CCT Stockholders Meeting or the FSIC Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by FSIC with respect to information supplied by CCT or the Joint Advisor for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

4.11 Taxes and Tax Returns.

(a) FSIC and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of FSIC or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon FSIC or any of its Consolidated Subsidiaries for which FSIC does not have reserves that are adequate under GAAP. Neither FSIC nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among FSIC and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither FSIC nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither FSIC nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by FSIC or any of its Consolidated Subsidiaries. Neither FSIC nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). Within the past seven years, if

FSIC or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) FSIC made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. FSIC has qualified as a RIC at all times since 2009 and expects to continue to so qualify through the Effective Time. No challenge to FSIC’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the FSIC ending on or before the Effective Time, FSIC has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c) Merger Sub is a newly formed entity created for the purpose of undertaking the Merger. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(d) FSIC and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) FSIC is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) FSIC has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) Section 4.11(g) of the FSIC Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 4.11(g) of the FSIC Disclosure Schedule, FSIC is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where FSIC or any of its Consolidated Subsidiaries does not file Tax Returns that FSIC or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither the FSIC nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither FSIC nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither FSIC nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than FSIC and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither FSIC nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is FSIC or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of FSIC or any of its Consolidated Subsidiaries.

4.12 Litigation. There are no material Proceedings pending or, to FSIC’s knowledge, threatened against FSIC or any of its Consolidated Subsidiaries. There is no Order binding upon FSIC or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole.

4.13 Employee Matters. Neither FSIC nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.

4.14 Certain Contracts.

(a) FSIC has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to CCT of, all Contracts (collectively, the “FSIC Material Contracts”) to which, as of the date hereof, FSIC or any of its Consolidated Subsidiaries is a party, or by which FSIC or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of FSIC, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to FSIC or its financial condition or results of operations;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of FSIC or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by FSIC or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;

(iii) any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of FSIC or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole);

(iv) except with respect to investments set forth in the FSIC SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to FSIC and its Consolidated Subsidiaries, taken as a whole;

(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of FSIC and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that FSIC and its Consolidated Subsidiaries conducts or may conduct;

(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the FSIC SEC Reports;

(vii) any Contract that obligates FSIC or any of its Consolidated Subsidiaries to conduct any business that is material to FSIC and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party; or

(viii) any Contract with a Governmental Entity.

(b) Each FSIC Material Contract is (x) valid and binding on FSIC or its applicable Consolidated Subsidiary and, to FSIC’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole. The investment advisory agreement between FSIC and the Joint Advisor has been approved by the Board of Directors and stockholders of FSIC in accordance with Section 15 of the Investment Company Act. Neither FSIC nor any of its Consolidated Subsidiaries nor, to FSIC’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any FSIC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC. No FSIC Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to FSIC or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any FSIC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole.

4.15 Insurance Coverage. All material insurance policies maintained by FSIC or any of its Consolidated Subsidiaries and that name FSIC or any of its Consolidated Subsidiaries as an insured (each, a “FSIC Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each FSIC Insurance Policy have been paid. Neither FSIC nor any of its Consolidated Subsidiaries has received written notice of cancellation of any FSIC Insurance Policy.

4.16 Intellectual Property. FSIC and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of FSIC and its Consolidated Subsidiaries taken as a whole (hereinafter, “FSIC Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole. No claims are pending for which FSIC has received written notice or, to the knowledge of FSIC, threatened (i) that FSIC or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any FSIC Intellectual Property Right is invalid or unenforceable. To the knowledge of FSIC, no Person is infringing, misappropriating or using without authorization the rights of FSIC or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole.

4.17 Environmental Matters. There are no material Proceedings of any kind, pending or, to the knowledge of FSIC, threatened, against FSIC or any of its Consolidated Subsidiaries, arising under any Environmental Law. There are no Orders by or with any Governmental Entity, imposing any material liability or obligation on FSIC or any of its Consolidated Subsidiaries under or in respect of any Environmental Law. There are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by FSIC or any of its Consolidated Subsidiaries during the period of FSIC’s or its Consolidated Subsidiary’s ownership or lease that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to FSIC. None of FSIC nor any of its Consolidated Subsidiaries have entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by FSIC or any of its Consolidated Subsidiaries.

4.18 Real Property. Neither FSIC nor any of its Consolidated Subsidiaries owns any real property. Section 4.18 of the FSIC Disclosure Schedule sets forth a complete and accurate list of all real property leased by FSIC or any of its Consolidated Subsidiaries (the “FSIC Leased Real Property”). Neither FSIC nor any of its Consolidated Subsidiaries has received written notice of any pending or contemplated condemnation, expropriation or other Proceeding in eminent domain affecting the FSIC Leased Real Property or any portion thereof or interest therein, except for such Proceedings as would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole. Neither FSIC nor any of its Consolidated Subsidiaries has received any written notice that the current use and occupancy of the FSIC Leased Real Property violates in any material respect any easement, covenant, condition, restriction or similar provision in any instrument of record or other unrecorded agreement affecting the FSIC Leased Real Property, as applicable, other than such violations as would not, individually or in the aggregate, reasonably be expected to be material to FSIC and its Consolidated Subsidiaries, taken as a whole.

4.19 Investment Assets. Each of FSIC and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of FSIC or its Consolidated Subsidiaries set forth in Section 4.19 of the FSIC Disclosure Schedule and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date of this Agreement, the value of investments owned by FSIC that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of FSIC’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).

4.20 State Takeover Laws. No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.

4.21 Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by FSIC that is used in connection with the computations made by FSIC pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the Board of Directors of FSIC as of June 30, 2018 and set forth in FSIC’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by FSIC other than investment assets that are used in connection with the computations made by FSIC pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Board of Directors of FSIC as of June 30, 2018. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the Board of Directors of FSIC for purposes of such computations were or will be determined by such Board of Directors in good faith in accordance with the valuation methods set forth in FSIC’s valuation policies and procedures adopted by its Board of Directors as of June 30, 2018.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE JOINT ADVISOR

Except with respect to matters set forth in the Joint Advisor Disclosure Schedule, the Joint Advisor hereby represents and warrants to CCT and FSIC that:

5.1 Corporate Organization. The Joint Advisor is a limited liability company organized and validly existing under the laws of the State of Delaware and in good standing with the Secretary of State of the State of Delaware. The Joint Advisor has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Joint Advisor.

5.2 Authority; No Violation.

(a) The Joint Advisor has all requisite limited liability company power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the board of managers of the Joint Advisor. This Agreement has been duly and validly executed and delivered by the Joint Advisor and (assuming due authorization, execution and delivery by CCT, FSIC and Merger Sub) constitutes the valid and binding obligation of the Joint Advisor, enforceable against the Joint Advisor in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).

(b) Neither the execution and delivery of this Agreement by the Joint Advisor, nor the consummation of the Transactions, nor performance of this Agreement by the Joint Advisor, will (i) violate any provision of the certificate of formation of the Joint Advisor or the limited liability company agreement of the Joint Advisor or

(ii) (A) violate any Law or Order applicable to the Joint Advisor or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of the Joint Advisor under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which the Joint Advisor is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor.

(c) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by the Joint Advisor, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor.

5.3 Compliance with Applicable Law; Permits.

(a) The Joint Advisor is, and at all times required by the Investment Advisers Act since April 9, 2018 has been, duly registered as an investment adviser under the Investment Advisers Act. The Joint Advisor is, and at all times required by applicable Law (other than the Investment Advisers Act) since April 9, 2018 has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business requires such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not, have a Material Adverse Effect.

(b) The Joint Advisor is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Advisers Act, Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Joint Advisor. The Joint Advisor has not received any written or, to the Joint Advisor’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor.

(c) The Joint Advisor holds and is in compliance with all Permits required in order to permit the Joint Advisor to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor. The Joint Advisor has not received any written or, to the Joint Advisor’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to the Joint Advisor.

(d) The Joint Advisor has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to CCT and FSIC) and, during the period prior to the date of this Agreement that the Joint Advisor has been the investment adviser to FSIC or CCT, the Joint Advisor has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to FSIC and its Consolidated Subsidiaries, taken as a whole, or CCT and its Consolidated Subsidiaries, taken as a whole.

(e) During the period prior to the date of this Agreement that it has been the investment adviser to FSIC or CCT, there has been no material adverse change in the operations, affairs or regulatory status of the Joint Advisor.

5.4 Litigation. There are no Proceedings pending or, to the Joint Advisor’s knowledge, threatened against the Joint Advisor. There is no Order binding upon the Joint Advisor other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to Joint Advisor.

5.5 Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by CCT that is used in connection with the computations made by the Joint Advisor on behalf of CCT pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the Board of Directors of CCT as of June 30, 2018 and set forth in CCT’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by CCT other than investment assets that are used in connection with the computations made by the Joint Advisor on behalf of CCT pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Board of Directors of CCT as of June 30, 2018. Except as may be mutually agreed by the parties, the value of each investment asset owned by FSIC that is used in connection with the computations made by the Joint Advisor on behalf of FSIC pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the Board of Directors of FSIC as of June 30, 2018 and set forth in FSIC’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by FSIC other than investment assets that are used in connection with the computations made by the Joint Advisor on behalf of FSIC pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the Board of Directors of FSIC as of June 30, 2018. The Closing CCT Net Asset Value presented by the Joint Advisor to the Board of Directors of CCT will reflect the Joint Advisor’s assessment of the fair value of any portfolio securities of CCT for which market quotations are not readily available. The Closing FSIC Net Asset Value presented by the Joint Advisor to the Board of Directors of FSIC will reflect the Joint Advisor’s assessment of the fair value of any portfolio securities of FSIC for which market quotations are not readily available. No systematic differences exist with respect to the underlying methodologies and conventions used by CCT, FSIC and the third-party valuation agents to value the assets of CCT and FSIC, respectively.

5.6 Joint Advisor Information. None of the information supplied or to be supplied by the Joint Advisor for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of CCT or stockholders of FSIC or at the time of the CCT Stockholders Meeting or the FSIC Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by the Joint Advisor with respect to information supplied by CCT, FSIC or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

5.7 Best Interests and No Dilution. The Joint Advisor believes that (i) participation in the Merger is in the best interests of each of CCT and FSIC and (ii) the interests of existing stockholders of CCT and FSIC will not be diluted as a result of the Merger.

5.8 Financial Resources. The Joint Advisor has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement.

5.9 CCT and FSIC Forbearances. The forbearances set forth in Sections 6.2 and 6.3 are not overtly onerous on the conduct of each of CCT’s and FSIC’s business, respectively, in the ordinary course of business consistent with past practice and each of CCT’s and FSIC’s investment objectives and policies as publicly disclosed, respectively.

5.10 CCT and FSIC Representations and Warranties. To the knowledge of the Joint Advisor, as of the date hereof, the representations and warranties made by CCT in Article III and the representations and warranties made by FSIC in Article IV are true and correct in all material respects.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1 Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or with the prior written consent of the other parties hereto, which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of FSIC and CCT shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business consistent with past practice and each of CCT’s and FSIC’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

6.2 CCT Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as set forth in CCT Disclosure Schedule, CCT shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of FSIC (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) Other than pursuant to CCT’s distribution reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any CCT Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.

(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and CCT’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for CCT to maintain its qualification as a RIC, as reasonably determined by CCT, (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of CCT to CCT or another direct or indirect wholly owned Consolidated Subsidiary of CCT or (D) a Tax Dividend; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.

(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business consistent with past practice and CCT’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Indebtedness of CCT or any of its Consolidated Subsidiaries outstanding as of the date of this Agreement pursuant to the terms of such Indebtedness as in effect as of the date hereof.

(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with past practice and CCT’s investment objectives and policies as publicly disclosed.

(e) Amend the CCT Charter, the CCT Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries.

(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.

(g) Hire any employees or establish, become a party to or commit to adopt any Employee Benefit Plan.

(h) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, on or before the Closing Date, CCT shall declare a Tax Dividend or Tax Dividends which, together with all previous such Tax Dividends, shall also have the effect of distributing to CCT’s stockholders any prior year shortfall as determined under Section 4982(b)(2) of the Code, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

(i) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for draw-downs with respect to financing arrangements existing as of the date of this Agreement that are identified on Section 6.2(i) of the CCT Disclosure Schedule and obligations to fund commitments to portfolio companies entered into the ordinary course of business.

(j) Make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

(k) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice and CCT’s investment objectives and policies as publicly disclosed; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.

(l) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CCT to fail to qualify or not be subject to tax as a RIC.

(m) Enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which CCT or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in CCT’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).

(n) Enter into any Contract that would otherwise constitute a CCT Material Contract had it been entered into prior to the date of this Agreement.

(o) Other than in the ordinary course of business consistent with past practice and CCT’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any CCT Material Contract.

(p) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and CCT’s investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, FSIC, the Surviving Company or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.

(q) (i) Pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of CCT or its Consolidated Subsidiaries as in effect as of the date of this Agreement or (ii) cancel any material indebtedness.

(r) Except as otherwise expressly contemplated by this Agreement, merge or consolidate CCT or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of CCT or any of its Consolidated Subsidiaries.

(s) Agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors authorizing, any of the actions prohibited by this Section 6.2.

6.3 FSIC Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as set forth in the FSIC Disclosure Schedule, FSIC shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of CCT (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) Other than pursuant to FSIC’s distribution reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any FSIC Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.

(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and FSIC’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for FSIC to maintain its qualification as a RIC, as reasonably determined by FSIC or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of FSIC to FSIC or another direct or indirect wholly owned Consolidated Subsidiary of FSIC; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.

(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business consistent with past practice and FSIC’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Indebtedness of FSIC or any of its Consolidated Subsidiaries outstanding as of the date of this Agreement pursuant to the terms of such Indebtedness as in effect as of the date hereof.

(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with past practice and FSIC’s investment objectives and policies as publicly disclosed.

(e) Amend the FSIC Charter, the FSIC Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries (other than to increase the number of shares of authorized FSIC Common Stock).

(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.

(g) Hire any employees or establish, become a party to or commit to adopt any Employee Benefit Plan.

(h) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(i) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for draw-downs with respect to financing arrangements existing as of the date of this Agreement that are identified on Section 6.3(i) of the FSIC Disclosure Schedule and obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

(j) Make or agree to make any new capital expenditure except for obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

(k) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice and FSIC’s investment objectives and policies as publicly disclosed; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.

(l) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause FSIC to fail to qualify or not be subject to tax as a RIC.

(m) Enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which FSIC or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in FSIC’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).

(n) Enter into any Contract that would otherwise constitute a FSIC Material Contract had it been entered into prior to the date of this Agreement.

(o) Other than in the ordinary course of business consistent with past practice and FSIC’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any FSIC Material Contract.

(p) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and FSIC’s investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Surviving Company or any of its Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.

(q) (i) Pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of FSIC or its Consolidated Subsidiaries as in effect as of the date of this Agreement or (ii) cancel any material indebtedness.

(r) Except as otherwise expressly contemplated by this Agreement, merge or consolidate FSIC or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of FSIC or any of its Consolidated Subsidiaries.

(s) Agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors authorizing, any of the actions prohibited by this Section 6.3.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1 Further Assurances.

(a) Subject to the right of CCT to take any action that constitutes a CCT Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, and the right of FSIC to take any action that constitutes a FSIC Adverse Recommendation Change as expressly permitted pursuant to Section 7.8, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Merger) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.

In furtherance (but not in limitation) of the foregoing, each of FSIC and CCT shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, CCT and FSIC shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to CCT or FSIC, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. FSIC, on the one hand, and CCT, on the other hand, shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either FSIC and its Consolidated Subsidiaries or CCT and its Consolidated Subsidiaries to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Merger, other than any consent fees set forth in Section 3.3(b) of the CCT Disclosure Schedule and Section 4.3(b) of the FSIC Disclosure Schedule.

7.2 Regulatory Matters.

(a) FSIC and CCT shall as promptly as practicable, but in no case later than five (5) Business Days after the date of this Agreement, jointly prepare and file with the SEC the Registration Statement. Each of FSIC and CCT shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. CCT and FSIC shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed or delivered to their respective stockholders upon such effectiveness. FSIC shall also use its reasonable best efforts to obtain all necessary state securities Law or “blue sky” permits and approvals required to carry out the Transactions, if any, and CCT shall use reasonable best efforts to furnish all information concerning CCT and the holders of CCT Common Stock as may be reasonably requested by FSIC in connection with any such action.

(b) Each of FSIC and CCT shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement or any other filing or application made by or on behalf of FSIC, CCT or any of their respective Consolidated Subsidiaries to any Governmental Entity in connection with the Mergers and the other Transactions. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.

(c) Subject to applicable Law, each of FSIC and CCT shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.

7.3 Stockholder Approval.

(a) As of the date of this Agreement, the Board of Directors of CCT has adopted resolutions approving the CCT Matters, including the Merger, on the terms and conditions set forth in this Agreement, declaring the Merger advisable, and directing that the CCT Matters, including the Merger, be submitted to CCT’s stockholders for their consideration, with the recommendation that the CCT stockholders approve the same. Notwithstanding anything to the contrary in Section 7.7, CCT shall submit to its stockholders the CCT Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, CCT shall take, in accordance with applicable Law and the CCT Charter and the CCT Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the CCT Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon approval of the CCT Matters including the Merger, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the CCT Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of FSIC (which prior written approval shall not be unreasonably delayed, conditioned or withheld). CCT shall use reasonable best efforts to obtain from CCT’s stockholders the vote required to approve the CCT Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.7, by providing to CCT’s stockholders the CCT Board of Directors’ recommendation of the CCT Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of FSIC, postponing or adjourning the CCT Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that CCT shall not postpone or adjourn the CCT Stockholders Meeting for any other reason without the prior written consent of FSIC (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, CCT’s obligations pursuant to this Section 7.3(a) (including its obligation to submit to its stockholders the CCT Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to CCT, its Representatives or its stockholders of any Takeover Proposal (including any CCT Superior Proposal), (ii) CCT effecting a Takeover Approval or delivering a Notice of a CCT Superior Proposal or (iii) a CCT Adverse Recommendation Change.

(b) As of the date of this Agreement, FSIC has adopted resolutions approving the FSIC Matters on the terms and conditions set forth in this Agreement, and directing that the FSIC Matters be submitted to FSIC’s stockholders for their consideration, with the recommendation that the FSIC stockholders approve the same. Notwithstanding anything to the contrary in Section 7.8, FSIC shall submit to its stockholders the FSIC Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, FSIC shall take, in accordance with applicable Law and the FSIC Charter and the FSIC Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the FSIC Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon approval of the FSIC Matters including the Merger, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the FSIC Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of CCT (which prior written approval shall not be unreasonably delayed, conditioned or withheld). FSIC shall use reasonable best efforts to obtain from FSIC’s stockholders the vote required to approve the FSIC Matters, on terms and conditions set forth in this Agreement, including, subject to Section 7.8, providing to FSIC’s stockholders the FSIC Board of Directors’ recommendation of the approval of the FSIC Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of CCT, postponing or adjourning the FSIC Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that FSIC shall not postpone or adjourn the FSIC Stockholders Meeting for any other reason without the prior written consent of CCT (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, FSIC’s obligations pursuant to this Section 7.3(b) (including its obligation to submit to its stockholders the FSIC Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to FSIC, its Representatives or its stockholders of any Takeover Proposal (including any FSIC Superior Proposal), (ii) FSIC effecting a Takeover Approval or delivering a Notice of a FSIC Superior Proposal or (iii) a FSIC Adverse Recommendation Change.

7.4 NYSE Listing. FSIC shall use reasonable best efforts to cause the shares of FSIC Common Stock to be issued as Merger Consideration under this Agreement to be approved for listing on the NYSE, subject to official notice of issuance, at or prior to the Effective Time.

7.5 Indemnification; Directors’ and Officers’ Insurance.

(a) Following the Effective Time, FSIC shall, to the fullest extent permitted under applicable Law and as set forth in the Indemnification Agreement, dated July 22, 2018, by and between CCT and each member of CCT’s Board of Directors, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of CCT or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) FSIC shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) FSIC and the applicable Indemnified Parties shall cooperate in the defense of such matter.

(b) Prior to the Effective Time, CCT shall, and, if CCT is unable to, FSIC shall, cause the Surviving Company or its successor, effective as of the Effective Time, to obtain and fully pay the premium for a “tail” insurance policy for the extension of the directors’ and officers’ liability coverage of CCT’s existing directors’ and officers’ insurance policies for a claims reporting or discovery period of six years from and after the Effective Time (the “Tail Period”) with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, CCT’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (the “Current D&O Insurance”). If CCT and the Surviving Company or its successor for any reason fail to obtain such “tail” insurance policy as of the Effective Time, the Surviving Company or its successor shall, and FSIC shall cause the Surviving Company or its successor to, continue to maintain in effect for the Tail Period the Current D&O Insurance in place as of the date of this Agreement with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, provided in the Current D&O Insurance, or the Surviving Company or its successor shall, and FSIC shall cause the Surviving Company or its successor to, purchase comparable insurance for the Tail Period; provided, that in no event shall the annual cost of such insurance exceed during the Tail Period 300% of the current aggregate annual premium paid by CCT for such purpose; provided, further, that if the cost of such insurance coverage exceeds such amount, the Surviving Company or its successor shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c) Any Indemnified Party wishing to claim indemnification under Section 7.5(a), upon learning of any Proceeding described above, shall promptly notify FSIC in writing; provided, that the failure to so notify shall not affect the obligations of FSIC under Section 7.5(a) unless FSIC is materially prejudiced as a consequence.

(d) If FSIC or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its assets to any other entity, then and in each such case, FSIC shall cause proper provision to be made so that the successors and assigns of FSIC shall assume the obligations set forth in this Section 7.5.

(e) The provisions of this Section 7.5 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.

7.6 No Solicitation.

(a) Each of CCT and FSIC shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to CCT or FSIC, as applicable) of all confidential information previously furnished to any Person (other than CCT, FSIC or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.7 in the case of CCT and Section 7.8 in the case of FSIC, each of CCT and FSIC shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than FSIC, CCT or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than FSIC, CCT or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) waiver or release under any standstill or any similar agreement with respect to equity securities of CCT or FSIC.

(b) Each of CCT and FSIC shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by CCT or FSIC or their respective Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of CCT and FSIC agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by CCT or FSIC and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

7.7 CCT Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the CCT Stockholders Meeting: (i) CCT receives a bona fide unsolicited Takeover Proposal (under circumstances in which CCT has complied in all material respects with the provisions of Sections 7.6(a) and (b)); (ii) the Board of Directors of CCT shall have determined in good faith, after consultation with its outside legal counsel, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the directors of CCT under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a CCT Superior Proposal; and (iii) CCT gives FSIC at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and CCT’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.7(a), CCT may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if CCT (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides FSIC a copy of all such information that has not previously been delivered to FSIC simultaneously with delivery to such Person (or such Person’s Representatives and Affiliates); and

(ii) after fulfilling its obligations under Section 7.7(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).

If on or after the date of this Agreement and at any time prior to the CCT Stockholders Meeting, the Board of Directors of CCT shall have determined, by a majority of its members, after consultation with its outside legal counsel that continued recommendation of the CCT Matters to CCT’s stockholders would be reasonably likely to be a breach of the standard of conduct applicable to the directors of CCT under applicable Law as a result of a CCT Superior Proposal, CCT may (A) withdraw or qualify (or modify or amend in a manner adverse to FSIC), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to FSIC), the approval, adoption, recommendation or declaration of advisability by the Board of Directors of CCT of the CCT Matters, including the recommendation of the Board of Directors of CCT that the stockholders of CCT approve the Merger (the “CCT Recommendation”) and (B) take any action or make any statement, filing or release, in connection with the CCT Stockholders Meeting or otherwise, inconsistent with the CCT Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as an “CCT Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a CCT Superior Proposal, CCT shall promptly provide (and in any event within twenty-four (24) hours of such determination) to FSIC a written notice (a “Notice of a CCT Superior Proposal”) (i) advising FSIC that the Board of Directors of CCT has received a CCT Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such CCT Superior Proposal, including the amount per share or other consideration that the stockholders of CCT will receive in connection with the Superior Proposal and including a copy of all written materials provided to or by CCT in connection with such CCT Superior Proposal (unless previously provided to FSIC) and (iii) identifying the Person making such CCT Superior Proposal. CCT shall cooperate and negotiate in good faith with FSIC (to the extent FSIC desires to negotiate) during the five (5) calendar day period following FSIC’s receipt of the Notice of a CCT Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such CCT Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable CCT to determine that such CCT Superior Proposal is no longer a CCT Superior Proposal and proceed with a CCT Recommendation without a CCT Adverse Recommendation Change. If thereafter the Board of Directors of CCT determines, in its reasonable good faith judgment, by a majority of its members, after consultation with its outside legal counsel and after giving effect to any proposed adjustments to the terms of this Agreement that such CCT Superior Proposal remains a CCT Superior Proposal or the failure to make such CCT Adverse Recommendation Change would be reasonably likely to be a breach of the standard of conduct applicable to the directors of CCT under applicable Law, and CCT has complied in all material respects with Section 7.7(a) above, CCT may terminate this Agreement pursuant to Section 9.1(c)(iv).

(c) Other than as permitted by Section 7.7(a), neither CCT nor the Board of Directors of CCT shall make any CCT Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no CCT Adverse Recommendation Change shall change the approval of the CCT Matters or any other approval of the Board of Directors of CCT, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) CCT shall provide FSIC with prompt written notice of any meeting of CCT’s Board of Directors at which CCT’s Board of Directors is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by FSIC reasonably in advance of such meeting).

(e) Other than in connection with a CCT Takeover Proposal, nothing in this Agreement shall prohibit or restrict CCT’s Board of Directors from taking any action described in clause (A) of the definition of CCT Adverse Recommendation Change in response to an Intervening Event (a “CCT Intervening Event Recommendation Change”) if (A) prior to effecting any such CCT Intervening Event Recommendation Change, CCT promptly notifies FSIC, in writing, at least five (5) Business Days (the “CCT Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a CCT Adverse Recommendation Change or a CCT Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) CCT shall, and shall cause its Representatives to, during the CCT Intervening Event Notice Period, negotiate with FSIC in good faith (to the extent FSIC desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit CCT’s Board of Directors to make a CCT Intervening Event Recommendation Change, and (C) CCT’s Board of Directors (or a committee thereof) determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such a CCT Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by FSIC during the CCT Intervening Event Notice Period, would be reasonably likely to be a breach of the standard of conduct applicable to the directors of CCT under applicable Law.

(f) Nothing contained in this Agreement shall be deemed to prohibit CCT from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to CCT’s stockholders if, after consultation with its outside legal counsel, CCT determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a CCT Adverse Recommendation Change unless the Board of Directors of CCT expressly publicly reaffirms the CCT Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by FSIC.

7.8 FSIC Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the FSIC Stockholders Meeting: (i) FSIC receives a bona fide unsolicited Takeover Proposal (under circumstances in which FSIC has complied in all material respects with the provisions of Sections 7.6(a) and (b)); (ii) the Board of Directors of FSIC shall have determined in good faith, after consultation with its outside legal counsel, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the directors of FSIC under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a FSIC Superior Proposal; and (iii) FSIC gives CCT at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and FSIC’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.8(a), FSIC may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if FSIC (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides CCT a copy of all such information that has not previously been delivered to CCT simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and

(ii) after fulfilling its obligations under Section 7.8(b) below, effect a Takeover Approval.

If on or after the date of this Agreement and at any time prior to the FSIC Stockholders Meeting, the Board of Directors of FSIC shall have determined, by a majority of its members, after consultation with its outside legal counsel that continued recommendation of the FSIC Matters to FSIC’s stockholders would be reasonably likely to be a breach of the standard of conduct applicable to the directors of FSIC under applicable Law as a result of a FSIC Superior Proposal, FSIC may (A) withdraw or qualify (or modify or amend in a manner adverse to CCT), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to CCT), the approval, adoption, recommendation or declaration of advisability by the Board of Directors of FSIC of the FSIC Matters, including the recommendation of the Board of Directors of FSIC that the stockholders of FSIC approve the FSIC Matters (the “FSIC Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the FSIC Stockholders Meeting or otherwise, inconsistent with the FSIC Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “FSIC Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a FSIC Superior Proposal, FSIC shall promptly provide (and in any event within twenty-four (24) hours of such determination) to CCT a written notice (a “Notice of a FSIC Superior Proposal”) (i) advising CCT that the Board of Directors of FSIC has received a FSIC Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such FSIC Superior Proposal, including the amount per share that the stockholders of FSIC will receive and including a copy of all written materials provided to or by FSIC in connection with such FSIC Superior Proposal (unless previously provided to CCT) and (iii) identifying the Person making such FSIC Superior Proposal. FSIC shall cooperate and negotiate in good faith with CCT (to the extent CCT desires to negotiate) during the five (5) calendar day period following CCT’s receipt of the Notice of a FSIC Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such FSIC Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable FSIC to determine that such FSIC Superior Proposal is no longer a FSIC Superior Proposal and proceed with a FSIC Recommendation without a FSIC Adverse Recommendation Change. If thereafter the Board of Directors of FSIC determines, in its reasonable good faith judgment, by a majority of its members, after consultation with its outside legal counsel and after giving effect to any proposed adjustments to the terms of this Agreement that such FSIC Superior Proposal remains a FSIC Superior Proposal or the failure to make such FSIC Adverse Recommendation Change would be reasonably likely to be a breach of the standard of conduct applicable to the directors of FSIC under applicable Law, and FSIC has complied in all material respects with Section 7.8(a) above, FSIC may terminate this Agreement pursuant to Section 9.1(d)(iv).

(c) Other than as permitted by Section 7.8(a), neither FSIC nor the Board of Directors of FSIC shall make any FSIC Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no FSIC Adverse Recommendation Change shall change the approval of the FSIC Matters or any other approval of the Board of Directors of FSIC, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) FSIC shall provide CCT with prompt written notice of any meeting of FSIC’s Board of Directors at which FSIC’s Board of Directors is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by CCT reasonably in advance of such meeting).

(e) Other than in connection with an FSIC Takeover Proposal, nothing in this Agreement shall prohibit or restrict FSIC’s Board of Directors from taking any action described in clause (A) of the definition of FSIC Adverse Recommendation Change in response to an Intervening Event (an “FSIC Intervening Event Recommendation Change”) if (A) prior to effecting any such FSIC Intervening Event Recommendation Change, FSIC promptly notifies CCT, in writing, at least five (5) Business Days (the “FSIC Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an FSIC Adverse Recommendation Change or an FSIC Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) FSIC shall, and shall cause its Representatives to, during the FSIC Intervening Event Notice Period, negotiate with CCT in good faith (to the extent CCT desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit FSIC’s Board of Directors to make a FSIC Intervening Event Recommendation Change, and (C) FSIC’s Board of Directors (or a committee thereof) determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such a FSIC Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by CCT during the FSIC Intervening Event Notice Period, would be reasonably likely to be a breach of the standard of conduct applicable to the directors of FSIC under applicable Law.

(f) Nothing contained in this Agreement shall be deemed to prohibit FSIC from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to FSIC’s stockholders if, after consultation with its outside legal counsel, FSIC determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a FSIC Adverse Recommendation Change unless the Board of Directors of FSIC expressly publicly reaffirms the FSIC Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by CCT.

7.9 Access to Information.

(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of CCT and FSIC shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require CCT or FSIC, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either CCT or FSIC may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege under any circumstances in which such privilege may be jeopardized by such disclosure or access.

(b) No investigation by a party hereto or its representatives shall affect or be deemed to modify the representations and warranties of the other party set forth in this Agreement.

7.10 Publicity. The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of FSIC and CCT. Thereafter, so long as this Agreement is in effect, FSIC and CCT each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers, or the Transactions, except as may be required by applicable Law or the rules and regulations of the NYSE and, to the extent practicable, before such press release or disclosure is issued or made, FSIC or CCT, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such disclosure; provided, that either FSIC or CCT may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.10.

7.11 Takeover Statutes and Provisions. Neither FSIC nor CCT will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of FSIC and CCT shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

7.12 Tax Matters.

(a) Tax Representation Letters. Prior to the Effective Time (or at such other times as requested by counsel), each of FSIC and CCT shall execute and deliver to Dechert LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.2(e) and 8.3(e)) in form and substance as set forth in Exhibits A and B.

(b) RIC Status. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) CCT shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of FSIC take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CCT to fail to qualify as a RIC, and (ii) FSIC shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of CCT, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause FSIC to fail to qualify as a RIC.

(c) Tax Treatment of Mergers. Unless otherwise required by applicable Law or administrative action, (i) each of CCT, FSIC and Merger Sub shall use its reasonable best efforts to cause the Merger to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of CCT, FSIC and Merger Sub shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.

(d) Tax Opinions. CCT shall use its best efforts to cause Dechert LLP to, and FSIC shall use its best efforts to cause Dechert LLP to, issue a Registration Statement Tax Opinion in form and substance as set forth in Exhibit C. CCT shall use its best efforts to obtain the tax opinion described in Section 8.3(e) and FSIC shall use its best efforts to obtain the tax opinion described in Section 8.2(e).

7.13 Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by CCT’s stockholders or FSIC’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of CCT and FSIC (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

7.14 Section 16 Matters. Prior to the Effective Time, the Board of Directors of each of FSIC and CCT shall take all such steps as may be required to cause any dispositions of CCT Common Stock (including derivative securities with respect to CCT Common Stock) or acquisitions of FSIC Common Stock (including derivative securities with respect to FSIC Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to CCT or will become subject to such reporting requirements with respect to FSIC, in each case, to be exempt pursuant to Rule 16b-3.

7.15 No Other Representations or Warranties. The parties hereto acknowledge and agree that except for the representations and warranties of CCT in Article III, representations and warranties of FSIC in Article IV and the representations and warranties of the Joint Advisor in Article V, none of the Joint Advisor, CCT, FSIC or any of CCT’s or FSIC’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes any representation or warranty, express or implied.

7.16 Merger of Surviving Company. Immediately after the occurrence of the Effective Time and in accordance with the MGCL, Surviving Company and FSIC shall consummate the Second Merger.

7.17 Coordination of Dividends. FSIC and CCT shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither FSIC nor CCT shall authorize or declare any dividend or distribution to its stockholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit FSIC or CCT from authorizing, declaring or paying any dividend or distribution to its stockholders solely payable in cash to the extent such dividend or distribution is taken into account in determining the Closing CCT Net Asset Value and/or the Closing FSIC Net Asset Value, as applicable.

7.18 Nomination of CCT Directors to FSIC Board. The FSIC Nominating and Corporate Governance Committee recommended, and the Board of Directors of FSIC approved, the nomination of the two (2) Independent Directors of CCT identified on Exhibit D (the “CCT Nominees”) to stand for election as directors of FSIC at the FSIC Stockholders Meeting convened pursuant to Section 7.3(b) and such CCT Nominees shall be included in the Joint Proxy Statement/Prospectus in the slate of nominees recommended by the Board of Directors to FSIC’s stockholders for election as directors. FSIC shall use all reasonable best efforts to cause the election of each CCT Nominee, which shall be effective as of the Closing, including recommending and soliciting proxies in favor of the election of each CCT Nominee.

ARTICLE VIII

CONDITIONS PRECEDENT

8.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction or waiver, at or prior to the Effective Time, of the following conditions:

(a) Stockholder Approvals. (i) The CCT Matters shall have been approved by the CCT Requisite Vote, and (ii) the FSIC Matters shall have been approved by the FSIC Requisite Vote.

(b) NYSE Listing. The shares of FSIC Common Stock to be issued under this Agreement in connection with the Merger shall have been authorized for listing on the NYSE, subject to official notice of issuance.

(c) Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC. Any necessary state securities or “blue sky” authorizations shall have been received.

(d) No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.

(e) Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act). Each of the approvals listed on Section 8.1(e) of the CCT Disclosure Schedule and Section 8.1(e) of the FSIC Disclosure Schedule, if any, shall have been obtained and shall remain in full force and effect.

(f) No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Merger or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.

(g) Net Asset Value Determinations. The determination of both the Closing CCT Net Asset Value and the Closing FSIC Net Asset Value shall have been completed in accordance with Section 2.6.

8.2 Conditions to Obligations of FSIC and Merger Sub to Effect the Merger. The obligations of FSIC and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by FSIC, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of CCT. (i) The representations and warranties of CCT set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of CCT set forth in Section 3.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of CCT set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.10 and 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of CCT set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of CCT are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of CCT to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to CCT. FSIC shall have received a certificate signed on behalf of CCT by the Chief Executive Officer or the Chief Financial Officer of CCT to the effect that the conditions set forth in Section 8.2(a)(i), (ii), (iii) and (iv) have been satisfied.

(b) Representations and Warranties of Joint Advisor. The representations and warranties of the Joint Advisor set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(b) shall be deemed to have been satisfied even if any such representations and warranties of the Joint Advisor are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of the Joint Advisor to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to FSIC. FSIC shall have received a certificate signed on behalf of the Joint Advisor by an authorized officer of the Joint Advisor to the effect that the conditions set forth in Section 8.2(b) have been satisfied.

(c) Performance of Obligations of CCT. CCT shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. FSIC shall have received a certificate signed on behalf of CCT by the Chief Executive Officer or the Chief Financial Officer of CCT to such effect.

(d) Absence of CCT Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of CCT.

(e) Federal Tax Opinion. FSIC shall have received the opinion of its counsel, Dechert LLP, in form and substance as set forth in Exhibit C, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of CCT and FSIC, in form and substance as set forth in Exhibits A and B. If counsel for FSIC will not render such an opinion, counsel for CCT may render such opinion to FSIC.

8.3 Conditions to Obligations of CCT to Effect the Merger. The obligation of CCT to effect the Merger is also subject to the satisfaction or waiver by CCT, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of FSIC. (i) The representations and warranties of FSIC set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of FSIC and Merger Sub set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of FSIC and Merger Sub set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of FSIC and Merger Sub set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of FSIC and Merger Sub are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of FSIC and Merger Sub to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to FSIC. CCT shall have received a certificate signed on behalf of FSIC by the Chief Executive Officer or the Chief Financial Officer of FSIC and Merger Sub to the effect that the conditions set forth in Section 8.3(a)(i), (ii), (iii) and (iv) have been satisfied.

(b) Representations and Warranties of Joint Advisor. The representations and warranties of the Joint Advisor set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(b) shall be deemed to have been satisfied even if any such representations and warranties of the Joint Advisor are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of the Joint Advisor to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to CCT. CCT shall have received a certificate signed on behalf of the Joint Advisor by an authorized officer of the Joint Advisor to the effect that the conditions set forth in Section 8.3(b) have been satisfied.

(c) Performance of Obligations of FSIC and Merger Sub. Each of FSIC and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. CCT shall have received a certificate signed on behalf of FSIC and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of FSIC to such effect.

(d) Absence of FSIC Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of FSIC.

(e) Federal Tax Opinion. CCT shall have received the opinion of its counsel, Dechert LLP, in form and substance as set forth in Exhibit C, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of CCT and FSIC, in form and substance as set forth in Exhibits A and B. If counsel for CCT will not render such an opinion, counsel for FSIC may render such opinion to CCT.

8.4 Frustration of Closing Conditions. None of FSIC, Merger Sub or CCT may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Merger and the Transactions.

ARTICLE IX

TERMINATION AND AMENDMENT

9.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the CCT Matters by the stockholders of CCT or the FSIC Matters by the stockholders of FSIC:

(a) by mutual consent of CCT and FSIC in a written instrument authorized by the Board of Directors of each of CCT and FSIC;

(b) by either CCT or FSIC, if:

(i) any Governmental Entity that must grant a Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;

(ii) the Merger shall not have been consummated on or before July 22, 2019 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date; provided, further, that, in the event that (A) a timely CCT Notice is delivered pursuant to Section 9.1(c)(v) as a result of clause (y) therein, then FSIC shall be entitled to extend the Termination Date to the CCT Notice End Date by written notice to CCT or (B) a timely FSIC Notice is delivered pursuant to Section 9.1(d)(v) as a result of clause (y) therein, then CCT shall be entitled to extend the Termination Date to the FSIC Notice End Date by written notice to FSIC;

(iii) the stockholders of CCT shall have failed to approve the CCT Matters by the CCT Requisite Vote of CCT’s stockholders at a duly held meeting of CCT’s stockholders or at any adjournment or postponement thereof at which the CCT Matters have been voted upon; or

(iv) the stockholders of FSIC shall have failed to approve the FSIC Matters by the FSIC Requisite Vote of FSIC’s stockholders at a duly held meeting of FSIC’s stockholders or at any adjournment or postponement thereof at which the FSIC Matters have been voted upon;

provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;

(c) by CCT, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of FSIC or Merger Sub, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.3(a), (b) or (c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by CCT to FSIC (provided that CCT is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.2(a), 8.2(b) or 8.2(c) not to be satisfied);

(ii) prior to obtaining approval of the FSIC Matters by the stockholders of FSIC (A) a FSIC Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) FSIC shall have failed to include in the Joint Proxy Statement/Prospectus the recommendation of FSIC’s Board of Directors that FSIC’s stockholders vote in favor of the FSIC Matters, (C) a Takeover Proposal is publicly announced and FSIC fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of FSIC’s Board of Directors that FSIC’s stockholders vote in favor of the FSIC Matters, or (D) a tender or exchange offer relating to any shares of FSIC Common Stock shall have been commenced by a third party and FSIC shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that FSIC’s Board of Directors recommends rejection of such tender or exchange offer;

(iii) FSIC breaches, in any material respect, its obligations under Section 7.6 or Section 7.8;

(iv) at any time prior to the time the approval of stockholders with respect to the CCT Matters is obtained, (A) CCT is not in material breach of any of the terms of this Agreement, (B) the Board of Directors of CCT authorizes CCT, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and CCT enters into, a definitive Contract with respect to a CCT Superior Proposal and (C) CCT, prior to such termination, pays to FSIC in immediately available funds any fees required to be paid pursuant to Section 9.2(a); or

(v) within five (5) Business Days following the filing with the SEC of FSIC’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018 (the “FSIC Post-Publication Period”), (x) the Independent Directors of CCT determine, in their reasonable good faith judgment, that there is a material difference between the Preliminary June 30 Financial Information provided to the Independent Directors of CCT by the Joint Advisor as the basis for CCT’s financial advisor’s Fairness Opinion and the Final June 30 Financial Information or (y) CCT’s financial advisor withdraws its Fairness Opinion, in its good faith judgment, as a result of differences between the Preliminary June 30 Financial Information and the Final June 30 Financial Information, and, in each of clauses (x) and (y), the Independent Directors of CCT determine, acting in good faith and in accordance with the standard of conduct applicable to the Independent Directors of CCT under applicable Law, to terminate this Agreement, and give notice of such determination to the parties hereto within five (5) Business Days following the expiration of the FSIC Post-Publication Period (the “CCT Notice”); provided that, in the case of clause (y), this Agreement shall not terminate until 11:59 p.m. New York time on the date that is fifteen (15) Business Days following the FSIC Post-Publication Period (such date the “CCT Notice End Date”) and, during that fifteen (15) Business Day period, the parties shall cooperate and negotiate in good faith with each other (unless the parties mutually agree in writing not to negotiate) to make such adjustments in the terms and conditions of this Agreement or such other arrangements (which may include securing a new fairness opinion with respect to the Merger from a nationally recognized investment banking firm) as would enable the Independent Directors of CCT, acting in good faith and in accordance with the standard of conduct applicable to the Independent Directors of CCT under applicable Law, to approve the continuation of this Agreement.

(d) by FSIC, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of CCT, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.2(a), (b) or (c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by FSIC to CCT (provided that FSIC is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.3(a), 8.3(b) or 8.3(c) not to be satisfied);

(ii) prior to obtaining approval of the CCT Matters by the stockholders of CCT (A) a CCT Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) CCT shall have failed to include in the Joint Proxy Statement/Prospectus the recommendation of CCT’s Board of Directors that CCT’s stockholders vote in favor of the CCT Matters, including the Merger and the other Transactions, (C) a Takeover Proposal is publicly announced and CCT fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of CCT’s Board of Directors that CCT’s stockholders vote in favor of the CCT Matters, including the Merger and the other Transactions or (D) a tender or exchange offer relating to any shares of CCT Common Stock shall have been commenced by a third party and CCT shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that CCT’s Board of Directors recommends rejection of such tender or exchange offer;

(iii) CCT breaches, in any material respect, its obligations under Section 7.6 or Section 7.7;

(iv) at any time prior to the time the approval of stockholders with respect to the FSIC Matters is obtained, (A) FSIC is not in material breach of any of the terms of this Agreement, (B) the Board of Directors of FSIC authorizes FSIC, subject to complying with the terms of this Agreement (including Section 7.8(b)), to enter into, and FSIC enters into, a definitive Contract with respect to a FSIC Superior Proposal and (C) FSIC prior to such termination pays to CCT in immediately available funds any fees required to be paid pursuant to Section 9.2(b); or

(v) within five (5) Business Days following the filing with the SEC of CCT’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018 (the “CCT Post-Publication Period”), (x) the Independent Directors of FSIC determine, in their reasonable good faith judgment, that there is a material difference between the Preliminary June 30 Financial Information provided to the Independent Directors of FSIC by the Joint Advisor as the basis for FSIC’s financial advisor’s Fairness Opinion and the Final June 30 Financial Information or (y) FSIC’s financial advisor withdraws its Fairness Opinion, in its good faith judgment, as a result of differences between the Preliminary June 30 Financial Information and the Final June 30 Financial Information, and, in each of clauses (x) and (y), the Independent Directors of FSIC determine, acting in good faith and in accordance with the standard of conduct applicable to the Independent Directors of FSIC under applicable Law, to terminate this Agreement, and give notice of such determination to the parties hereto within five (5) Business Days following the expiration of the CCT Post-Publication Period (the “FSIC Notice”); provided that, in the case of clause (y), this Agreement shall not terminate until 11:59 p.m. New York time on the date that is fifteen (15) Business Days following the CCT Post-Publication Period (such date the “FSIC Notice End Date”) and, during that fifteen (15) Business Day period, the parties shall cooperate and negotiate in good faith with each other (unless the parties mutually agree in writing not to negotiate) to make such adjustments in the terms and conditions of this Agreement or such other arrangements (which may include securing a new fairness opinion with respect to the Merger from a nationally recognized investment banking firm) as would enable the Independent Directors of FSIC, acting in good faith and in accordance with the standard of conduct applicable to the Independent Directors of FSIC under applicable Law, to approve the continuation of this Agreement.

The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2 Termination Fee.

(a) If this Agreement shall be terminated:

(i) by FSIC pursuant to Section 9.1(d)(ii) or Section 9.1(d)(iii);

(ii) by CCT pursuant to Section 9.1(c)(iv); or

(iii) (A) by (x) FSIC or CCT pursuant to Section 9.1(b)(ii) or Section 9.1(b)(iii) or (y) FSIC pursuant to Section 9.1(d)(i) (solely to the extent that CCT has committed a willful or intentional breach), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Section 9.1(b)(ii) or Section 9.1(d)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iii), prior to the time of the duly held CCT Stockholders Meeting, and (C) CCT enters into a definitive Contract with respect to such Takeover Proposal within twelve (12) months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period); provided, that for purposes of this Section 9.2(a)(iii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%”, then CCT shall (A) in the case of Section 9.2(a)(i), no later than two (2) Business Days after the date of such termination, (B) in the case of Section 9.2(a)(ii), prior to, and as a condition to such termination, and (C) in the case of Section 9.2(a)(iii), within two (2) Business Days after the date that such Takeover Proposal is consummated, in each case pay FSIC, subject to applicable Law, a non-refundable fee in an amount equal to $75,177,120 (the “CCT Termination Fee”) as liquidated damages and full compensation hereunder, by wire transfer of immediately available funds to an account designated in writing to CCT by FSIC if FSIC shall have furnished to CCT wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check. In the event that the CCT Termination Fee becomes payable and is paid by CCT pursuant to this Section 9.2(a), the CCT Termination Fee shall be FSIC’s and Merger Sub’s sole and exclusive remedy for monetary damages under this Agreement.

(b) If this Agreement shall be terminated:

(i) by CCT pursuant to Section 9.1(c)(ii) or Section 9.1(c)(iii);

(ii) by FSIC pursuant to Section 9.1(d)(iv); or

(iii) (A) by (x) FSIC or CCT pursuant to Section 9.1(b)(ii) or Section 9.1(b)(iv) or (y) CCT pursuant to Section 9.1(c)(i) (solely to the extent that FSIC has committed a willful or intentional breach), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Section 9.1(b)(ii) and Section 9.1(c)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iv), prior to the time of the duly held FSIC Stockholders Meeting, and (C) FSIC enters into a definitive Contract with respect to such Takeover Proposal within twelve (12) months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period); provided, that for purposes of this Section 9.2(b)(iii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%”, then FSIC shall (A) in the case of Section 9.2(b)(i), no later than two (2) Business Days after the date of such termination, (B) in the case of Section 9.2(b)(ii), prior to, and as a condition to such termination, and (C) in the case of Section 9.2(b)(iii), within two (2) Business Days after the date that such Takeover Proposal is consummated, in each case, pay CCT, subject to applicable Law, a non-refundable fee in an amount equal to $75,177,120 (the “FSIC Termination Fee”) as liquidated damages and full compensation hereunder, by wire transfer of immediately available funds to an account designated in writing to FSIC by CCT if CCT shall have furnished to FSIC wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check. In the event that the FSIC Termination Fee becomes payable and is paid by FSIC pursuant to this Section 9.2(b), the FSIC Termination Fee shall be CCT’s sole and exclusive remedy for monetary damages under this Agreement.

(c) The parties acknowledge that the agreements contained in this Section 9.2 are an integral part of the Transactions, that without these agreements each party would not have entered into this Agreement, and that any amounts payable pursuant to this Section 9.2 do not constitute a penalty. If FSIC fails to pay any amounts due to CCT pursuant to this Section 9.2 within the time periods specified in this Section 9.2 or CCT fails to pay FSIC any amounts due to FSIC pursuant to this Section 9.2 within the time periods specified in this Section 9.2, FSIC or CCT, as applicable, shall pay reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by CCT or FSIC, as applicable, in connection with any action, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on such unpaid amounts from the date payment of such amounts was due at the prime lending rate in effect on the date payment was due as published in The Wall Street Journal (or any successor publication thereto), calculated on a daily basis from the date such amounts were required to be paid until the date of actual payment.

9.3 Effect of Termination. In the event of termination of this Agreement by either CCT or FSIC as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and none of FSIC, Merger Sub, CCT, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.9(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.

9.4 Fees and Expenses. Subject to Section 9.2, except with respect to (i) costs and expenses of printing and mailing the Registration Statement and all filing and other fees paid to the SEC in connection with the Merger, and (ii) all filing and other fees in connection with any filing under the HSR Act, which, in each case, shall be borne equally by FSIC and CCT, all fees and expenses incurred in connection with the Merger, this Agreement and the Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

9.5 Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the FSIC Matters by the stockholders of FSIC or the CCT Matters by the stockholders of CCT; provided, however, that after any approval of the FSIC Matters by the stockholders of FSIC or the CCT Matters by the stockholders of CCT, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.6 Extension; Waiver. At any time prior to the Effective Time, each party, by action taken or authorized by its Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

ARTICLE X

CERTAIN DEFINITIONS

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person).

“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of Philadelphia or New York.

“CCT Matters” means (i) the proposed Merger and (ii) any other matters required to be approved or adopted by the stockholders of CCT in order to effect the Transactions.

“CCT Per Share NAV” means the quotient of (i) the Closing CCT Net Asset Value divided by (ii) the number of shares of CCT Common Stock issued and outstanding as of the Determination Date.

“CCT Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, CCT or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of CCT or more than 75% of the assets of CCT on a consolidated basis (a) on terms which CCT’s Board of Directors determines in good faith to be superior for the stockholders of CCT (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the CCT Termination Fee and any alternative proposed by FSIC in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined by CCT’s Board of Directors (including a majority of the Independent Directors of CCT) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.

“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.

“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.

“Environmental Laws” means applicable Laws regulating, relating to or imposing liability or standards of conduct concerning the use, storage, handling, disposal or release of any Hazardous Substance, as in effect on the date of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Exchange Ratio” means the quotient (rounded to four decimal places) of (i) the CCT Per Share NAV divided by (ii) the FSIC Per Share NAV.

“Fairness Opinion” shall be (i) in the case of CCT, the written opinion set forth in the Section 10 of the CCT Disclosure Schedule and (ii) in the case of FSIC, the written opinion set forth in the Section 10 of the FSIC Disclosure Schedule.

“Final June 30 Financial Information” means the financial information corresponding to the Preliminary June 30 Financial Information included in the consolidated balance sheet, statements of income and condensed cash flows, statements of assets and liabilities, statements of changes in net assets and statements of operations, including the net asset value, of CCT or FSIC, as applicable, as of June 30, 2018, disclosed in the quarterly report on Form 10-Q for the quarterly period ended June 30, 2018 of FSIC or CCT, as applicable, filed with the SEC.

“FSIC Matters” means (i) the proposed issuance of FSIC Common Stock in connection with the Merger and (ii) any other matters required to be approved or adopted by the stockholders of FSIC in order to effect the Transactions.

“FSIC Per Share NAV” means the quotient of (i) the Closing FSIC Net Asset Value divided by (ii) the number of shares of FSIC Common Stock issued and outstanding as of the Determination Date.

“FSIC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, FSIC or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of FSIC or more than 75% of the assets of FSIC on a consolidated basis (a) on terms which FSIC’s Board of Directors determines in good faith to be superior for the stockholders of FSIC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the FSIC Termination Fee and any alternative proposed by CCT in accordance with Section 7.8), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by FSIC’s Board of Directors (including a majority of the Independent Directors of FSIC) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Governmental Entity” means any federal, state, local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal, or judicial body, or any political subdivision, department or branch of any of the foregoing.

“Hazardous Substance” means any substance to the extent presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law.

“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into the in the ordinary course of business.

“Independent Director” means, with respect to FSIC or CCT, each director who is not an “interested person” of FSIC or CCT, as the case may be, as defined in the Investment Company Act.

“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, FSIC and its Consolidated Subsidiaries, taken as a whole, or CCT and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the CCT Common Stock or FSIC Common Stock (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred); (c) changes in general economic, social or political conditions or the financial markets in general; or (d) general changes or developments in the industries in which the applicable party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

“knowledge” means (i) for CCT, the actual knowledge of its executive officers and directors set forth in Section 9 of CCT Disclosure Schedule, (ii) for FSIC, the actual knowledge of its executive officers and directors set forth in Section 9 of the FSIC Disclosure Schedule and (ii) for the Joint Advisor, the actual knowledge of its executive officers and directors set forth in Section 9 of the Joint Advisor Disclosure Schedule.

“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.

“Material Adverse Effect” means, with respect to FSIC, CCT or the Joint Advisor, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure to meet internal or published projections or forecasts for any period, as the case may be, or, in the case of FSIC or CCT, any decline in the price of shares of FSIC Common Stock or CCT

Common Stock, as applicable, on the NYSE or trading volume of FSIC Common Stock or CCT Common Stock, as applicable (provided that the underlying causes of such failure or decline shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Merger and the other Transactions.

“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.

“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.

“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.

“Preliminary June 30 Financial Information” means (i) CCT’s estimated consolidated statements of assets and liabilities and statements of operations, including the estimated net asset value of CCT, in each case, as of June 30, 2018 and (ii) FSIC’s estimated consolidated balance sheets, statements of operations and statements of changes in net assets, including the estimated net asset value of FSIC, in each case, as of June 30, 2018, all of which has been provided to the Independent Directors of CCT and FSIC by the Joint Advisor as the basis for CCT’s financial advisor’s Fairness Opinion and FSIC’s financial advisor’s Fairness Opinion.

“Previously Disclosed” means information (i) with respect to CCT, (A) set forth by CCT in the CCT Disclosure Schedule or (B) previously disclosed since the Applicable Date in any CCT SEC Report, and (ii) with respect to FSIC, (A) set forth by FSIC in the FSIC Disclosure Schedule or (B) previously disclosed since the Applicable Date in any FSIC SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any CCT SEC Report or FSIC SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”

“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Registration Statement Tax Opinion” means the opinion (and consent of counsel to its use) supporting the tax matters and consequences to the stockholders discussed in the Registration Statement.

“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

“SCJV” means Strategic Credit Opportunities Partners, LLC, a Delaware limited liability company.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than FSIC or CCT or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving CCT or FSIC, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of CCT or FSIC, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, CCT or in any of CCT’s Consolidated Subsidiaries or, FSIC or in any of FSIC’s Consolidated Subsidiaries, as applicable, in each case other than the Merger and the other Transactions.

“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

“Tax Dividend” means a dividend or dividends, with a record date and ex-dividend date on or prior to the Effective Time, which, together with all previous dividends, shall be deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to CCT’s stockholders all of its previously undistributed (i) ”investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized in all taxable periods or years ending on or before the Effective Time, including, for the avoidance of doubt, CCT’s final taxable year ending with CCT’s complete liquidation.

“Tax Return” means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.

ARTICLE XI

GENERAL PROVISIONS

11.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.5 and Section 9.4 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.

11.2 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to CCT, to:

201 Rouse Boulevard Philadelphia, PA 19112 Attention: Philip Davidson Mike Nguyen Email: philip.davidson@kkr.com Mike.Nguyen@kkr.com with a copy, which will not constitute notice, to:

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attention: James A. Lebovitz, Esq.

Eric S. Siegel, Esq.

Kenneth E. Young, Esq.

Email:      james.lebovitz@dechert.com; eric.siegel@dechert.com;

Ken.Young@dechert.com

and

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036-6522

Attention: Peter A. Atkins, Esq.

Eric L. Cochran, Esq.

Michael K. Hoffman, Esq.

E-mail:     peter.atkins@skadden.com,

eric.cochran@skadden.com and

michael.hoffman@skadden.com

If to FSIC or Merger Sub, to:

201 Rouse Boulevard Philadelphia, PA 19112 Attention: Stephen S. Sypherd Email: Stephen.Sypherd@fsinvestments.com with a copy, which will not constitute notice, to:

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attention: James A. Lebovitz, Esq.

Eric S. Siegel, Esq.

Kenneth E. Young, Esq.

Email:      james.lebovitz@dechert.com; eric.siegel@dechert.com;

Ken.Young@dechert.com

and
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018 Attention: Michael P. O’Hare, Esq. E-mail: mohare@stradley.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).

11.3 Interpretation; Construction. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

11.4 Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic means), it being understood that each party need not sign the same counterpart.

11.5 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

11.6 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.

11.7 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.5, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

11.8 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Maryland, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

11.9 Disclosure Schedule. Before entry into this Agreement, FSIC, CCT and the Joint Advisor each delivered to the other party a schedule (the “FSIC Disclosure Schedule”, the “CCT Disclosure Schedule” and the “Joint Advisor Disclosure Schedule”, respectively, each, a “Disclosure Schedule”) that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III or Article IV, as applicable, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect. Each Disclosure Schedule shall be numbered to correspond with the sections and subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.

[Signature Page Follows]

IN WITNESS WHEREOF, CCT, FSIC, Merger Sub and the Joint Advisor have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

CCT:

CORPORATE CAPITAL TRUST, INC.

By:	/s/ Todd C. Builione
Name: Todd C. Builione
Title: President

FSIC:

FS INVESTMENT CORPORATION

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: Chief Executive Officer

MERGER SUB:

IC ACQUISITION, INC.

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: President

JOINT ADVISOR:

FS/KKR ADVISOR, LLC

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

ANNEX B

INVESTMENT ADVISORY

AGREEMENT

BETWEEN

FS INVESTMENT CORPORATION

AND

FS/KKR ADVISOR, LLC

This Investment Advisory Agreement (this “Agreement”) made this ~~9th~~      day of ~~April~~                    , 2018, by and between FS INVESTMENT CORPORATION, a Maryland corporation (the “Company”), and FS/KKR ADVISOR, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is a newly organized investment adviser that intends to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services (the “Investment Advisory Services”) to the Company on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Duties of the Adviser.

(a) Retention of the Adviser. The Company hereby appoints the Adviser to act as an investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, in accordance with:

(i) the investment objectives, policies and restrictions that are set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii) all other applicable federal and state laws, rules and regulations, and the Company’s articles of amendment and restatement (as may be amended from time to time, the “Articles”) and bylaws (as may be amended from time to time); and

(iii) such investment policies, directives and regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing.

(b) Responsibilities of the Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii) identify, evaluate and negotiate the structure of the investments made by the Company;

(iii) execute, monitor and service the Company’s investments;

(iv) place orders with respect to, and arrange for, any investment by the Company;

(v) determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi) perform due diligence on prospective portfolio companies; and

(vii) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers (as defined below)), and the Adviser hereby accepts, the power and authority to act on behalf of the Company to effectuate investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser shall seek to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Adviser to make investments on behalf of the Company through one or more special purpose vehicles, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicles and to make such investments through such special purpose vehicles in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement, including the authority to provide, on behalf of the Company, significant managerial assistance to the Company’s portfolio companies to the extent required by the Investment Company Act or otherwise deemed appropriate by the Adviser.

(d) Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e) Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each, a “Sub-Advisory Agreement”) with other investment advisers or other service providers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and the Company. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with the Adviser, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii) Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including, without limitation, the requirements relating to the Board and Company stockholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(f) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g) Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act or the Advisers Act, as applicable, any books and records relevant to the provision of the Investment Advisory Services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law.

2. Expenses Payable by the Adviser.

All personnel of the Adviser, when and to the extent engaged in providing the Investment Advisory Services herein, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser or its affiliates and not by the Company.

3. Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser herein, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The Adviser may agree to temporarily or permanently waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the Company.

(a) Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 1.50% of the Company’s average weekly gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Adviser shall determine. For purposes of computing the Base Management Fee, cash and cash equivalents shall be excluded from gross assets.

(b) Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i) The first part of the Incentive Fee, referred to as the “Subordinated Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Subordinated Incentive Fee on Income shall be subject to a quarterly hurdle rate expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed calendar quarter, of 1.75% (7.0% annualized) (the “Hurdle Rate”), subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under that certain Administration Agreement, dated as of April 9, 2018, as the same may be amended from time to time, whereby the Adviser provides administrative services necessary for the operation of the Company, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The calculation of the Subordinated Incentive Fee on Income for each quarter is as follows:

(A) No Subordinated Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

(B) 100% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) shall be payable to the Adviser. This portion of the Company’s Subordinated Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 2.1875% (8.75% annualized) on net assets in any calendar quarter; and

(C) For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% (8.75% annualized) on net assets, the Subordinated Incentive Fee on Income shall equal 20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, as the Hurdle Rate and catch-up will have been achieved;

provided that, the Subordinated Incentive Fee on Income is subject to a cap (the “Incentive Fee Cap”).

The Incentive Fee Cap is an amount equal to:

(i)	20% of the Per Share Pre-Incentive Fee Return for the Current Quarter (as defined below) and the eleven quarters preceding the Current Quarter, less

(ii)	the cumulative Per Share Incentive Fees accrued and/or payable for the eleven calendar quarters preceding the Current Quarter.

multiplied by the weighted average number of shares of common stock of the Company outstanding during the calendar quarter (or any portion thereof) for which the Subordinated Incentive Fee on Income is being calculated (the “Current Quarter”).

For the foregoing purpose, the “Per Share Pre-Incentive Fee Return” for any calendar quarter (or portion thereof) is an amount equal to:

For any calendar quarter (or portion thereof) following the merger (the “Merger”) of Corporate Capital Trust, Inc. (“CCT”) and the Company:

(i)

the sum of the Pre-Incentive Fee Net Investment Income for the period, realized gains and losses for the period and unrealized appreciation and depreciation of the Company’s investments for the period, divided by

(ii)	the weighted average number of shares of common stock of the Company outstanding during such period.

For any calendar quarter (or portion thereof) prior to the Merger:

(i)	the sum of the Company’s and CCT’s Pre-Incentive Fee Net Investment Income ~~for the calendar quarter~~(as defined in the applicable investment advisory agreements then in effect) for the period,

realized gains and losses of the Company and CCT for the ~~calendar quarter and~~period, unrealized appreciation and depreciation of the Company’s and CCT’s investments for the ~~calendar quarter and~~period and, in the case of the Company, for any calendar quarter ending prior to January 1, 2018, Base Management Fees (as defined in the applicable investment advisory agreement then in effect) for the calendar quarter, or, in the case of CCT, Management Fees (as defined in CCT’s investment advisory agreement then in effect) prior to November 14, 2017, divided by

(ii)

(x) the weighted average number of shares of common stock of the Company outstanding during such ~~calendar quarter~~period, plus (y) the weighted average number of shares of common stock of CCT outstanding during such period multiplied by the Exchange Ratio (as defined in that certain Agreement and Plan of Merger, dated as of July 22, 2018, among the Company, IC Acquisition, Inc., CCT and the Advisor).

For the foregoing purpose, the “Per Share Incentive Fee” for any calendar quarter ~~is~~(or portion thereof) is an amount equal to:

For any calendar quarter (or portion thereof) following the Merger:

(i)	the Incentive Fee accrued and/or payable by the Company for such ~~calendar quarter~~period, divided by

(ii)	the weighted average number of shares of common stock of the Company outstanding during such period.

For any calendar quarter (or portion thereof) prior to the Merger:

(A)	(i) the Incentive Fees (as defined in the applicable investment advisory agreements then in effect) accrued and/or payable by the Company and CCT for such period, divided by

(ii)

(x) the weighted average number of shares of common stock of the Company outstanding during such period, plus (y) the weighted average number of shares of common stock of CCT outstanding during such period multiplied by the Exchange Ratio (as defined in that certain Agreement and Plan of Merger, dated as of July 22, 2018, among the Company, IC Acquisition, Inc., CCT and the Advisor).

If the Incentive Fee Cap is zero or a negative value, the Company shall pay no Subordinated Incentive Fee on Income to the Adviser for the Current Quarter.

If the Incentive Fee Cap is a positive value but is less than the Subordinated Incentive Fee on Income calculated in accordance with Section 3(b)(i) above, the Company shall pay the Adviser the Incentive Fee Cap for the Current Quarter.

If the Incentive Fee Cap is equal to or greater than the Subordinated Incentive Fee on Income calculated in accordance with Section 3(b)(i) above, the Company shall pay the Adviser the Subordinated Incentive Fee on Income for the Current Quarter.

For the purpose of calculating the Per Share Pre-Incentive Fee Return, any unrealized appreciation or depreciation recognized as a result of the purchase accounting for the merger of the Company and CCT shall be excluded.

(ii) The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement). This fee shall equal 20.0% of the Company’s incentive fee capital gains, which shall equal both CCT’s and the Company’s realized capital gains (without duplication) on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation (without duplication) on a cumulative basis, less the aggregate amount of any ~~previously paid~~ capital gain incentive fees previously paid by CCT and the Company.

4. Covenants of the Adviser.

The Adviser is registered as an investment adviser under the Advisers Act and covenants that it will maintain such registration. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5. Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Company.

6. Other Activities of the Adviser.

The services provided by the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7. Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8. Indemnification.

The Adviser and any Sub-Adviser (and their officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons (as defined in the Investment Company Act) and any other person or entity affiliated with, or acting on behalf of, the Adviser or Sub-Adviser) (each, an “Indemnified Party” and, collectively, the “Indemnified Parties”), shall not be liable to the Company for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Articles, the laws of the State of Maryland, the Investment Company Act or other applicable law. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any Losses to the Company or its stockholders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). In addition, notwithstanding any of the foregoing to the contrary, the provisions of this Section 8 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Section 8 to the fullest extent permitted by law.

9. Duration and Termination of Agreement.

(a) Term. This Agreement shall remain in effect for two (2) years commencing on the date hereof, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days’ written notice (i) by the Company to the Adviser, (x) upon vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the Investment Company Act), or (y) by the vote of the Board, or (ii) by the Adviser to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). Further, notwithstanding the termination or nonrenewal of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or nonrenewal, the provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof.

(c) Payments to and Duties of Adviser Upon Termination.

(i) After the termination of this Agreement, the Adviser shall not be entitled to compensation or reimbursement for further services provided hereunder, except that it shall be entitled to receive from the Company within thirty (30) days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement.

(ii) The Adviser shall promptly upon termination:

(A) Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(B) Deliver to the Board all assets and documents of the Company then in custody of the Adviser; and

(C) Cooperate with the Company to provide an orderly management transition.

10. Proxy Voting.

The Adviser will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the Company, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

11. Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12. Amendments.

This Agreement may be amended by mutual consent but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

13. Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

14. Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

15. Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

16. Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Section 8) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

17. Survival.

The provisions of Sections 8, 9(b), 9(c), 13, 16 and this Section 17 shall survive termination of this Agreement.

18. Insurance.

Subject to the requirements of Rule 17d-1(d)(7) under the Investment Company Act, the Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Company shall provide the Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 18 notwithstanding, the Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the Investment Company Act) of the Board.

19. Brand Usage

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “FS/KKR Advisor” and the “FS/KKR Advisor” design (collectively, the “Brand”). In connection with the Company’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the Company may state in such materials that investment advisory services are being provided by the Adviser to the Company under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the Company for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the Company shall submit all proposed uses to the Adviser for prior written approval solely to the extent the Company’s use of the Brand or any combination or derivation thereof has materially changed from the Company’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section 19 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The Company agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Company’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the Company’s ownership rights of the works within which the Brand shall be used.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FS INVESTMENT CORPORATION

By:
	Name:	Stephen Sypherd
	Title:	General Counsel and Secretary

FS/KKR ADVISOR, LLC

By:
	Name:	Stephen Sypherd
	Title:	General Counsel and Secretary

[Signature Page to Investment Advisory Agreement]

ANNEX C

GLOBAL CORPORATE & INVESTMENT BANKING

July 22, 2018

Independent Directors Committee of the Board of Directors

Corporate Capital Trust, Inc.

201 Rouse Boulevard

Philadelphia, PA 19112

Members of the Committee:

We understand that Corporate Capital Trust, Inc. (“CCT”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”), among FS Investment Corporation (“FSIC”), IC Acquisition, Inc., a wholly-owned direct consolidated subsidiary of FSIC (“Merger Sub”), CCT and FS/KKR Advisor, LLC, the joint external advisor to CCT and FSIC (the “Joint Advisor”), pursuant to which, among other things, Merger Sub will merge with and into CCT (the “Merger”) and each outstanding share of the common stock, par value $0.001 per share, of CCT (“CCT Common Stock”) will be converted into the right to receive a number of shares of common stock, par value $0.001 per share, of FSIC (“FSIC Common Stock”) equal to the quotient (rounded to four decimal places, the “Exchange Ratio”) obtained by dividing the CCT Per Share NAV by the FSIC Per Share NAV, each as defined in the Agreement. The terms and conditions of the Merger are more fully set forth in the Agreement.

The Independent Directors Committee of the Board of Directors of CCT (the “Committee”) has requested our opinion as to the fairness, from a financial point of view, to the holders of CCT Common Stock of the Exchange Ratio.

In connection with this opinion, we have, among other things:

(i)	reviewed certain publicly available business and financial information relating to CCT and FSIC;

(ii)

reviewed the Preliminary June 30 Financial Information, as defined in the Agreement, relating to each of CCT and FSIC, prepared by the Joint Advisor and provided to us by the Committee for our use (the “Preliminary June 30 Financial Information”);

(iii)

reviewed certain internal financial and operating information with respect to the business, operations and prospects of CCT furnished to or discussed with us by the Joint Advisor, including certain financial forecasts relating to CCT prepared by the Joint Advisor and provided to us by the Committee for our use (such forecasts, “CCT Forecasts”);

(iv)

reviewed certain internal financial and operating information with respect to the business, operations and prospects of FSIC furnished to or discussed with us by the Joint Advisor, including certain financial forecasts relating to FSIC prepared by the Joint Advisor and provided to us by the Committee for our use (such forecasts, “FSIC Forecasts”);

(v)

reviewed certain estimates as to the amount and timing of cost savings and revenue enhancements anticipated by the Joint Advisor to result from the Merger and provided to us by the Committee for our use (collectively, the “Synergies”);

(vi)	discussed the past and current business, operations, financial condition and prospects of CCT and FSIC with the Joint Advisor;

(vii)

reviewed the potential pro forma financial impact of the Merger on the future financial performance of the combined company, including the potential effect on the combined company’s estimated net asset value and earnings per share;

The Independent Directors Committee of the Board of Directors

Corporate Capital Trust, Inc.

(viii)

reviewed the trading histories for CCT Common Stock and FSIC Common Stock and a comparison of such trading histories with each other and with the trading histories of other companies we deemed relevant;

(ix)	compared certain financial and stock market information of CCT and FSIC with similar information of other companies we deemed relevant;

(x)

compared the Exchange Ratio, determined on the basis of the Preliminary June 30 Financial Information and certain items reflected in the CCT Forecasts and FSIC Forecasts, to the relative values of CCT and FSIC implied by analyses we deemed relevant;

(xi)	reviewed a draft, dated July 22, 2018, of the Agreement (the “Draft Agreement”); and

(xii)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the Joint Advisor and the Committee that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Preliminary June 30 Financial Information, we have been advised by the Joint Advisor, and with the consent of the Committee we have assumed, that it fairly presents in all material respects the items and information set forth therein. With respect to the CCT Forecasts, we have been advised by the Joint Advisor, and with the consent of the Committee we have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the Joint Advisor as to the future financial performance of CCT. With respect to the FSIC Forecasts and the Synergies, we have been advised by the Joint Advisor, and with the consent of the Committee we have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the Joint Advisor as to the future financial performance of FSIC and the other matters covered thereby. We have relied, at the direction and with the consent of the Committee, on the assessments of the Joint Advisor as to FSIC’s ability to achieve the Synergies and have been advised by the Joint Advisor, and have assumed, that the Synergies will be realized in the amounts and at the times projected. We have also relied, at the direction and with the consent of the Committee, upon the assessments of the Joint Advisor as to the potential impact of market, governmental and regulatory trends and developments relating to or affecting CCT, FSIC and their businesses. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of CCT or FSIC (other than valuation reports issued by Lincoln Partners Advisors and Valuation Research Corporation with respect to the investments held by CCT and FSIC, which we have reviewed and relied upon without independent verification for purposes of this opinion), nor have we made any physical inspection of the properties or assets of CCT or FSIC. We have not evaluated the solvency or fair value of CCT or FSIC under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction and with the consent of the Committee, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on CCT, FSIC or the contemplated benefits of the Merger. We have further assumed that CCT will exercise the termination right set forth in Section 9.1(c)(v) of the Agreement in the event such termination right is capable of being exercised by CCT. We have assumed, at the direction and with the consent of the Committee, that the Merger will qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended. We have further assumed, at the direction and with the consent

The Independent Directors Committee of the Board of Directors

Corporate Capital Trust, Inc.

of the Committee, that between June 30, 2018 and the closing of the Merger, there will have been no change that would be meaningful in any respect to our analyses or opinion in the respective asset portfolios of CCT or FSIC, or in the relationship between the Closing CCT Net Asset Value and the Closing FSIC Net Asset Value, each as defined in the Agreement, on the one hand, and the values of CCT and FSIC implied by the analyses we performed in connection with this opinion, on the other hand. We have also assumed, at the direction and with the consent of CCT, that the final executed Agreement will not differ in any material respect from the Draft Agreement reviewed by us.

We express no view or opinion as to any terms or other aspects or implications of the Merger (other than the Exchange Ratio to the extent expressly specified herein), including, without limitation, the form or structure of the Merger, any related transactions or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. As you are aware, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of CCT or any alternative transaction. Our opinion is limited to the fairness, from a financial point of view, of the Exchange Ratio to holders of CCT Common Stock, and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Exchange Ratio or otherwise. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to CCT or in which CCT might engage or as to the underlying business decision of CCT to proceed with or effect the Merger. We are not expressing any view or opinion as to what the value of FSIC Common Stock actually will be when issued or the prices at which CCT Common Stock or FSIC Common Stock will trade at any time, including following announcement or consummation of the Merger. We also are not expressing any view or opinion with respect to, and we have relied, at the direction of the Committee, upon the assessments of the Joint Advisor regarding, legal, regulatory, accounting, tax and similar matters relating to CCT, FSIC and the Merger, as to which matters we understand that CCT, the Committee and the Joint Advisor obtained such advice as it deemed necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any other matter.

We have acted as financial advisor to the Committee in connection with the Merger and will receive a fee for our services, all of which is payable upon delivery of this opinion. In addition, CCT has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of CCT, FSIC, the Joint Advisor and KKR & Co. Inc. (“KKR”), an affiliate of the Joint Advisor, and certain of their respective affiliates.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to CCT, FSIC and the Joint Advisor and have received or in the future may receive compensation for the rendering of these services, including (i) having

The Independent Directors Committee of the Board of Directors

Corporate Capital Trust, Inc.

acted or acting as co-lead arranger and bookrunner for, and/or as a lender under, certain term loans and/or credit facilities of CCT, (ii) having acted as CCT’s listing advisor in connection with its listing on the New York Stock Exchange, (iii) having acted or acting as a lender to FSIC and (iv) having provided or providing certain commodity, derivatives and foreign exchange trading services for the Joint Advisor.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to KKR and certain of KKR’s affiliates and portfolio companies and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to KKR and/or certain of its affiliates and portfolio companies in connection with certain mergers and acquisitions and divestiture transactions, (ii) having acted or acting as administrative agent, collateral agent, arranger, bookrunner and/or arranger for, and/or as a lender under certain term loans, letters of credit, credit and leasing facilities and other credit arrangements for KKR and/or certain of its affiliates and portfolio companies, including but not limited to in connection with the financing for various acquisition transactions, (iii) having acted or acting as bookrunner, manager, stabilizing manager, global coordinator, underwriter, initial purchaser and/or placement agent for various equity and debt offerings undertaken by KKR and/or certain of its affiliates and portfolio companies, (iv) having provided or providing certain treasury, trade and managed investment services and products to KKR and/or certain of its affiliates and portfolio companies and (v) having provided or providing certain corporate broker services and certain commodity, derivatives and foreign exchange and other trading services to KKR and/or certain of its affiliates and portfolio companies.

It is understood that this letter is for the benefit and use of the Committee (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Exchange Ratio is fair, from a financial point of view, to the holders of CCT Common Stock.

Very truly yours,

/s/ MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

ANNEX D

July 21, 2018

The Board of Directors

FS Investment Corporation

201 Rouse Boulevard

Philadelphia, PA 19112

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to FS Investment Corporation (the “Company”) of the June Exchange Ratio (as defined below) in the proposed merger (the “Transaction”) of IC Acquisition, Inc., a wholly-owned subsidiary of the Company (“Merger Subsidiary”), with Corporate Capital Trust, Inc. (the “Merger Partner”). Pursuant to the Agreement and Plan of Merger (the “Agreement”), among the Company, Merger Subsidiary, the Merger Partner, and FS/KKR Advisor, LLC (the “Joint Advisor”), the Merger Partner will become a wholly-owned subsidiary of the Company, and each outstanding share of common stock, par value $0.001 per share, of the Merger Partner (the “Merger Partner Common Stock”), other than shares of Merger Partner Common Stock owned by the Company and its subsidiaries (including Merger Subsidiary), will be converted into the right to receive a number of shares of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”) equal to the Adjusted Closing Exchange Ratio, where “Adjusted Closing Exchange Ratio” shall mean the quotient (rounded to four decimal places) of (i) the net asset value per share of the Merger Partner Common Stock as determined no earlier than two business days prior to the closing date of the Transaction (the “Determination Date”) divided by (ii) the net asset value per share of the Company Common Stock on the Determination Date, in each case, adjusted as described in the Agreement. In connection with our fairness determination, management of the Company directed us to base our opinion on preliminary financial information, dated as of June 30, 2018, regarding the net asset value per share of the Merger Partner and the Company, and to adjust such values using estimates of the Transaction expenses of $7 million for the Company and $8 million for the Merger Partner and, in the case of the Merger Partner, a pre-Transaction tax distribution of $36 million, in each case as provided by the Joint Advisor. As of June 30, 2018, after adjustment as described herein, the Merger Partner’s adjusted net asset value per share would be $19.23 and the Company’s adjusted net asset value per share would be $8.85. If these were the adjusted net asset values per share on the Determination Date, Merger Partner shareholders would receive 2.1740 shares of Company Common

Stock for each share of Merger Partner Common Stock (the “June Exchange Ratio”).

In connection with preparing our opinion, we have (i) reviewed a draft dated July 18, 2018 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Merger Partner and the Company and the industries in which they operate; (iii) compared the financial and operating performance of the Merger Partner and the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Merger Partner Common Stock and the Company Common Stock and certain publicly traded securities of such other companies; (iv) reviewed certain internal financial analyses and forecasts prepared by or at the direction of the Joint Advisor and the managements of the Merger Partner and the Company relating to their respective businesses, as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the Transaction (the “Synergies”); (v) reviewed the merger valuation process presentation prepared by the Joint Advisor, dated June 2018, with respect to the valuation reports prepared by Valuation Research Corporation and Lincoln International (such presentation, the “Valuation Process Presentation”); and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with the Joint Advisor and the Company board of directors with respect to certain aspects of the Transaction, and the past and current business operations of the Merger Partner and the Company, the financial condition and future prospects and operations of the Merger Partner and the Company, the effects of the Transaction on the financial condition and future prospects of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Joint Advisor, the Merger Partner and the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, including the respective investment portfolios of the Merger Partner and the Company, nor have we evaluated the solvency of the Merger Partner or the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom

(including the Synergies, the capital and debt structures of the Merger Partner and the Company, and the cost of capital and interest rates applicable to the Merger Partner and the Company), we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Joint Advisor and management as to the expected future results of operations and financial condition of the Merger Partner and the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts (including the Synergies, the capital and debt structures of the Merger Partner and the Company, and the cost of capital and interest rates applicable to the Merger Partner and the Company), or the Valuation Process Presentation, or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will qualify as a tax-free reorganization for United States federal income tax purposes, and will be consummated as described in the Agreement, and that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have also assumed that the representations and warranties made by the Joint Advisor, the Company and the Merger Partner in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Merger Partner or the Company or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, to the Company of the June Exchange Ratio in the proposed Transaction and we express no opinion as to the fairness of the June Exchange Ratio to the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the June Exchange Ratio in the Transaction or with respect to the fairness of any such compensation. We are expressing no opinion herein as to the price at which the Merger Partner Common Stock or the Company Common Stock will trade at any future time.

We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Merger Partner and certain other affiliates of KKR & Co. L.P. (“KKR”), for which we and such affiliates have received or may receive customary compensation. Such services have included acting as capital advisor to the Merger Partner in connection with its equity listing which was completed in November 2017. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Merger Partner, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of the Company and the Merger Partner and less than 2% of the outstanding common stock of KKR. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, the Merger Partner, the Joint Advisor, FS or KKR for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the June Exchange Ratio in the proposed Transaction is fair, from a financial point of view, to the Company. For the avoidance of doubt, we express no opinion as to the Adjusted Closing Exchange Ratio.

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

/s/ J.P. MORGAN SECURITIES LLC

E147211

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